     As filed electronically with the Securities and Exchange Commission on


                                April 30, 2009.


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-1A

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                           Registration No. 033-00507
                           Pre-Effective Amendment No.


                         Post-Effective Amendment No. 80


                                     and/or

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
                           1940 Act File No. 811-04419


                                Amendment No. 81


                        (Check appropriate box or boxes.)

                            Transamerica Series Trust
               (Exact Name of Registrant as Specified in Charter)

               570 Carillon Parkway, St. Petersburg, Florida 33716 (Address of Principal Executive Offices) (Zip Code)

       Registrant's Telephone Number, including Area Code: (727) 299-1800

  Dennis P. Gallagher, Esq. 570 Carillon Parkway St. Petersburg, Florida 33716
                     (Name and Address of Agent for Service)

Approximate date of proposed public offering:

It is proposed that this filing will become effective:

[ ]  60 days after filing pursuant to paragraph (a) (1) of Rule 485.

[ ]  75 days after filing pursuant to paragraph (a) (2) of Rule 485.

[ ]  On (Date) pursuant to paragraph (a) (1) of Rule 485.

[ ]  On (Date) pursuant to paragraph (a) (2) of Rule 485.

[ ]  Immediately upon filing pursuant to paragraph (b) of Rule 485.


[X]  On May 1, 2009 pursuant to paragraph (b) of Rule 485.


If appropriate, check the following box:

     [ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                                                                      PROSPECTUS

                                                                    TRANSAMERICA
                                                                    SERIES TRUST

                                                                     May 1, 2009




AS WITH ALL FUND PROSPECTUSES, THE SECURITIES AND EXCHANGE
                         COMMISSION ("SEC")

         HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR
            PASSED UPON THE ADEQUACY OF THIS PROSPECTUS.
      ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

         Table of Contents



------------------------------------------------------- TRANSAMERICA SERIES TRUST

Information about each               i     Investor Information
  portfolio you
should know before                         INDIVIDUAL PORTFOLIO DESCRIPTIONS
  investing.
                              TACLCV-1     Transamerica American Century Large Company
                                           Value VP
                              TAACON-1     Transamerica Asset
                                           Allocation -- Conservative VP
                               TAAGR-1     Transamerica Asset Allocation -- Growth VP
                              TAAMOD-1     Transamerica Asset Allocation -- Moderate VP
                               TAAMG-1     Transamerica Asset Allocation -- Moderate
                                           Growth VP
                                  TB-1     Transamerica Balanced VP
                               TBRGA-1     Transamerica BlackRock Global Allocation VP
                              TBRLCV-1     Transamerica BlackRock Large Cap Value VP
                               TBRTA-1     Transamerica BlackRock Tactical Allocation
                                           VP
                                TCGV-1     Transamerica Capital Guardian Value VP
                              TCGRES-1     Transamerica Clarion Global Real Estate
                                           Securities VP
                                 TCS-1     Transamerica Convertible Securities VP
                                 TEM-1     Transamerica Efficient Markets VP
                                  TE-1     Transamerica Equity VP
                                TEII-1     Transamerica Equity II VP
                                TFMO-1     Transamerica Federated Market Opportunity VP
                                 TGO-1     Transamerica Growth Opportunities VP
                                TI50-1     Transamerica Index 50 VP
                                TI75-1     Transamerica Index 75 VP
                                TIMG-1     Transamerica International Moderate Growth
                                           VP
                               TJNGR-1     Transamerica Jennison Growth VP
                              TJPMCB-1     Transamerica JPMorgan Core Bond VP
                              TJPMEI-1     Transamerica JPMorgan Enhanced Index VP
                             TJPMMCV-1     Transamerica JPMorgan Mid Cap Value VP
                              TLMPAC-1     Transamerica Legg Mason Partners All Cap VP
                              TMARGR-1     Transamerica Marsico Growth VP
                              TMFSHY-1     Transamerica MFS High Yield VP
                              TMFSIE-1     Transamerica MFS International Equity VP
                                 TMM-1     Transamerica Money Market VP
                                 TMN-1     Transamerica Munder Net50 VP
                              TPIMCO-1     Transamerica PIMCO Total Return VP
                               TPFUB-1     Transamerica ProFund UltraBear VP
                                 TST-1     Transamerica Science & Technology VP
                               TSMCV-1     Transamerica Small/Mid Cap Value VP
                              TTRPEI-1     Transamerica T. Rowe Price Equity Income VP
                              TTRPGS-1     Transamerica T. Rowe Price Growth Stock VP
                              TTRPSC-1     Transamerica T. Rowe Price Small Cap VP
                                 TTG-1     Transamerica Templeton Global VP
                                TTAV-1     Transamerica Third Avenue Value VP
                               TUSGS-1     Transamerica U.S. Government Securities VP
                                 TVB-1     Transamerica Value Balanced VP
                              TVKAIA-1     Transamerica Van Kampen Active International
                                           Allocation VP
                              TVKLCC-1     Transamerica Van Kampen Large Cap Core VP
                              TVKMCG-1     Transamerica Van Kampen Mid-Cap Growth VP

------------------------------------------------------- ADDITIONAL INFORMATION -- ALL
  PORTFOLIOS

Additional information               1     Management
regarding Transamerica               1     Other Information
Series Trust
  portfolios.


------------------------------------------------------- FOR MORE INFORMATION

Where to learn more         Appendix A     More on Strategies and Risks
about each portfolio.       Appendix B     Description of Certain Underlying
                                           Funds/Portfolios
                            Appendix C     Description of Certain Underlying ETFs and
                                           Institutional Mutual Funds
                                           Back Cover

Investor Information



(GLOBE ICON)
OVERVIEW
----------------------------------------

Transamerica Series Trust ("Trust" or "TST") currently offers several investment portfolios. This prospectus describes the portfolios that are available under the policy or annuity contract that you have chosen. The Trust is an open-end management investment company, more commonly known as a mutual fund.


Shares of these portfolios are intended to be sold to the asset allocation portfolios offered in this prospectus and to separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York and Monumental Life Insurance Company to fund the benefits under certain individual flexible premium variable life insurance policies and individual and group variable annuity contracts. Shares of these portfolios may be made available to other insurance companies and their separate accounts in the future.


INVESTMENT CONSIDERATIONS
- Each portfolio has its own investment strategy and risk profile.

- No single portfolio should be a complete investment program; consider diversifying your portfolio choices.

- You should evaluate each portfolio in relation to your personal financial situation, investment goals, and comfort with risk. Your investment representative can help you determine which portfolios are right for you.

RISKS
- There can be no assurance that any portfolio will achieve its investment goal or objective.

- Because you could lose money by investing in a portfolio, take the time to read each portfolio description and consider all risks before investing.

- All securities markets, interest rates, and currency valuations move up and down, sometimes dramatically, and mixed with the good years can be bad years. Since no one can predict exactly how financial markets will perform, you may want to exercise patience and focus not on short-term market movements, but on your LONG-TERM investment goals.

- Portfolio shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Portfolio shares involve investment risks, including the possible loss of principal.

- Past performance does not necessarily indicate future results.

More detailed information about each portfolio, its investment policies, and its particular risks can be found below and in the TST Statement of Additional Information ("SAI").

TO HELP YOU UNDERSTAND . . .

In this prospectus, you will see the symbols below.

These are "icons" which serve as tools to direct you to the type of information that is included in the accompanying paragraphs.

The icons are for your convenience and to assist you as you read this prospectus.

    The target directs you to a portfolio's goal or objective.
(BULLSEYE ICON)

    The chess piece indicates discussion about a portfolio's key strategies. (CHESS PIECE ICON)

    What are the underlying funds/portfolios in which the asset allocation portfolios may invest? See the lists of all underlying funds/portfolios.
(ICON7)

    The stoplight indicates the key risks of investing in a portfolio. (STOPLIGHT ICON)

    The graph indicates investment performance.
(GRAPH ICON)

    The question mark provides information on the total annualized weighted average expense ratios of the asset allocation portfolios.
(QUESTION ICON)

    The briefcase provides information about portfolio management. (BRIEFCASE ICON)

    The money sign provides financial information about a portfolio.
(MONEY ICON)

PLEASE NOTE: THE NAMES, INVESTMENT OBJECTIVES, AND POLICIES OF CERTAIN PORTFOLIOS MAY BE SIMILAR TO THE NAMES, INVESTMENT OBJECTIVES AND POLICIES OF OTHER PORTFOLIOS/FUNDS THAT ARE MANAGED BY THE SAME SUB-ADVISER. THE INVESTMENT RESULTS OF THE TRUST'S PORTFOLIOS MAY BE HIGHER OR LOWER THAN THE RESULTS OF THOSE PORTFOLIOS/FUNDS. THERE IS NO ASSURANCE, AND NO REPRESENTATION MADE, THAT THE INVESTMENT RESULTS OF ANY OF THE TRUST'S PORTFOLIOS WILL BE COMPARABLE TO ANY OTHER PORTFOLIO/FUND.

(AMERICAN CENTURY LOGO)     TRANSAMERICA AMERICAN CENTURY LARGE COMPANY VALUE VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------
This portfolio seeks long-term capital growth; income is a secondary goal.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------
The portfolio's sub-adviser, American Century Investment Management, Inc. ("American Century"), seeks to achieve this objective by investing principally in:

 - U.S. equity securities

The portfolio invests primarily in U.S. large-capitalization companies. The sub-adviser considers large-capitalization companies to be companies that comprise the Russell 1000(R) Index. Under normal market conditions, the portfolio will have at least 80% of its net assets invested in equity securities of companies comprising the Russell 1000(R) Index.

The portfolio's sub-adviser looks for stocks of companies that it believes are undervalued at the time of purchase. The managers use a value investment strategy that looks for companies that are temporarily out of favor in the market. The managers attempt to purchase the stocks of these undervalued companies and hold each stock until it has returned to favor in the market and the price has increased to, or is higher than, a level the managers believe more accurately reflects the fair value of the company. The managers may sell stocks from the portfolio if they believe a stock no longer meets their valuation criteria.

Companies may be undervalued due to market declines, poor economic conditions, actual or anticipated bad news regarding the issuer or its industry, or because they have been overlooked by the market. To identify these companies, the portfolio managers look for companies with earnings, cash flows and/or assets that may not be reflected accurately in the companies' stock price. The managers may also consider whether the companies' securities have a favorable income paying history and whether income payments are expected to continue or increase.

The portfolio managers do not attempt to time the market. Instead, under normal market conditions, they intend to keep at least 80% of the portfolio's net assets invested in large capitalization U.S. equity securities of companies comprising the Russell 1000(R) Index regardless of the movement of stock prices generally. The sub-adviser defines equity securities to include common stock, preferred stock, and equity equivalent securities, such as convertible securities, stock futures contracts or stock index futures contracts.

When the managers believe it is prudent, the portfolio may invest a portion of its assets in foreign securities, debt securities of companies, debt obligations of governments and their agencies, and other similar securities. Futures contracts, a type of derivative security, may help the portfolio's cash assets remain liquid while performing more like stocks.

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

Please see Appendix A for more information about investment strategies.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------
Risk is inherent in all investing. The value of your investment in the portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the portfolio or your investment may not perform as well as other similar investments. The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. If the market prices of the securities owned by the portfolio fall, the value of your investment in the portfolio will decline. The value of a security may fall due to factors affecting securities markets generally or a particular sector of the securities markets or factors affecting particular industries or

                                       TST
          TACLCV-1 Transamerica American Century Large Company Value VP issuers. The equity and debt capital markets in the United States and internationally have experienced unprecedented volatility. This financial crisis has caused a significant decline in the value and liquidity of many securities. This environment could make identifying investment risks and opportunities especially difficult. These market conditions may continue or get worse. Changes in market conditions will not have the same impact on all types of securities.

STOCKS
Stocks may be volatile -- their prices may go up and down dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, the securities market as a whole or the overall economy. Because the stocks the portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

VALUE INVESTING
The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced. The portfolio may underperform other equity portfolios that use different investing styles. The portfolio may also underperform other equity portfolios using the value style.

FOREIGN SECURITIES
Investments in foreign securities, including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - different accounting and reporting practices
 - less information available to the public
 - less (or different) regulation of securities markets
 - more complex business negotiations
 - less liquidity
 - more fluctuations in prices
 - delays in settling foreign securities transactions
 - higher costs for holding shares (custodial fees)
 - higher transaction costs
 - vulnerability to seizure and taxes
 - political or financial instability and small markets
 - different market trading days


CURRENCY


When the portfolio invests in securities denominated in foreign currencies, it is subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, the portfolio's investments in foreign currency denominated securities may reduce the returns of the portfolio.


FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down. The longer the maturity or duration, the more sensitive the value of a fixed-income security is to fluctuations in interest rates
 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines. The portfolio may incur expenses to protect the portfolio's interest in securities experiencing these events. If the portfolio invests in securities that are subordinated to other securities, or which

                                       TST
          TACLCV-2 Transamerica American Century Large Company Value VP represent interests in pools of such subordinated securities, those investments may be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer.

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

DERIVATIVES

The use of derivative instruments may involve risks and costs different from, and possibly greater than, the risks and costs associated with investing directly in securities or other traditional investments. The portfolio's use of certain derivatives may in some cases involve forms of financial leverage, which involves risk and may increase the volatility of the portfolio's net asset value. Even a small investment in derivatives can have a disproportionate impact on the portfolio. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the portfolio. The other parties to certain derivative contracts present the same types of default or credit risk as issuers of fixed income securities. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may be difficult to value, or may be subject to the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. In addition, derivatives may be subject to market risk, interest rate risk and credit risk. The portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances or at reasonable prices. The portfolio's sub-adviser may not make use of derivatives for a variety of reasons.



PLEASE ALSO SEE THE PORTFOLIO'S WEBSITE AT WWW.TRANSAMERICAFUNDS.COM (SELECT TRANSAMERICA VARIABLE PORTFOLIO) FOR MORE INFORMATION ABOUT THE PORTFOLIO.


YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and
Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------


The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's primary benchmark, the Standard & Poor's 500 Stock Index ("S&P 500 Index"), is comprised of 500 widely traded common stocks that measures the general performance of the market; and the secondary benchmark, the Russell 1000(R) Value Index, measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. Each index is a widely recognized, unmanaged index of market performance. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.


Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower

                                       TST
          TACLCV-3 Transamerica American Century Large Company Value VP performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

(PERFORMANCE GRAPH)

2002             -19.38
2003              28.79
2004              13.91
2005               4.15
2006              19.68
2007              -1.12
2008             -36.78



The highest and lowest quarterly returns for the periods reflected in the bar chart are:


                    Highest:  16.21%   Quarter ended  6/30/2003
                    Lowest:  (20.76)%  Quarter ended 12/31/2008



                          AVERAGE ANNUAL TOTAL RETURNS
                   (For Calendar Year ended December 31, 2008)


                                    1 YEAR    5 YEARS    LIFE OF FUND*
                                   -------    -------    -------------
Initial Class                      (36.78)%    (2.36)%       (1.75)%
Service Class                      (37.05)%    (2.63)%         1.51%
S&P 500 Index                      (37.00)%    (2.19)%       (2.36)%
Russell 1000(R) Value Index        (36.85)%    (0.79)%         0.12%




* Initial Class shares commenced operations May 1, 2001; Service Class shares commenced operations May 1, 2003.

(1) Prior to May 1, 2004, this portfolio was named American Century Income & Growth, and the portfolio employed a different investment strategy.

(MONEY ICON)
EXPENSES
----------------------------------------


When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts. The table below sets forth the estimated fees and expenses you may pay if you invest in the portfolio's shares, and, unless otherwise indicated, reflects expenses incurred by the portfolio during its fiscal year ended December 31, 2008. Actual expenses may vary significantly.


FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets


                             CLASS OF SHARES
                           INITIAL     SERVICE
----------------------------------------------
Management fees              0.82%       0.82%
Rule 12b-1 fees              0.00%(b)    0.25%
Other expenses               0.05%       0.05%
                           -------------------
TOTAL                        0.87%       1.12%
Expense reduction(c)         0.00%       0.00%
                           -------------------
NET OPERATING EXPENSES       0.87%       1.12%
----------------------------------------------




(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2008.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2010. The Board of Trustees reserves the right to cause such fees to be paid after that date.

(c) Contractual arrangement with Transamerica Asset Management, Inc. ("TAM") through April 30, 2010 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.35%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.35% of average daily net assets, excluding 12b-1 fees and certain extraordinary expenses.


EXPENSE EXAMPLE


This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It shows the cumulative expenses you would pay if you invested $10,000, reinvested all distributions and dividends without a sales charge, and held your shares for the periods shown and then redeem all of your shares at the end of those periods, with a 5% annual return (this assumption is required by the SEC and is not a prediction of the portfolio's future performance) and portfolio operating expenses remaining the same. Because actual returns and expenses will be different, the example is for comparison only.


The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.


SHARE CLASS                       1 YEAR   3 YEARS   5 YEARS   10 YEARS
-----------------------------------------------------------------------
Initial Class                      $ 89      $310      $549     $1,234
Service Class                      $114      $356      $617     $1,363
-----------------------------------------------------------------------






                                       TST
          TACLCV-4 Transamerica American Century Large Company Value VP

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM") 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.835% of the first $250 million; 0.80% of assets over $250 million up to $400 million; 0.775% of assets over $400 million up to $750 million; and 0.70% in excess of $750 million.


For the fiscal year ended December 31, 2008, the portfolio paid a management fee of 0.82% of the portfolio's average daily net assets.


SUB-ADVISER: American Century Investment Management, Inc., American Century Tower, 4500 Main Street, Kansas City, MO 64111

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.40% of the first $250 million; 0.375% of assets over $250 million up to $500 million; 0.35% of assets over $500 million up to $750 million; and 0.30% in excess of $750 million.

The average daily net assets for the purpose of calculating sub-advisory fees will be determined on a combined basis with the same named fund managed by the sub-adviser for Transamerica Funds.


A discussion regarding the basis of the Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's semi-annual report for the fiscal period ended June 30, 2008.


PORTFOLIO MANAGERS:

American Century uses a team of portfolio managers and analysts to manage this portfolio. The team meets regularly to review portfolio holdings and discuss purchase and sale activity. Team members buy and sell securities for the portfolio as they see fit, guided by the portfolio's investment objective and strategy.


The portfolio managers on the investment team are:

CHARLES A. RITTER, CFA, Vice President and Senior Portfolio Manager, is a member of the team that manages the portfolio. He joined American Century in December 1998. Before joining American Century, he spent 15 years with Federated Investors, most recently serving as a Vice President and Portfolio Manager for the company. Mr. Ritter has a bachelor's degree in mathematics and a master's degree in economics from Carnegie Mellon University. He also has an M.B.A. from the University of Chicago.


BRENDAN HEALY, CFA, Vice President and Portfolio Manager, is a member of the team that manages the portfolio. He joined American Century in April 2000. Mr. Healy has a bachelor's degree in mechanical engineering from the University of Arizona and an M.B.A. from the University of Texas.


The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the portfolio.



                                       TST
          TACLCV-5 Transamerica American Century Large Company Value VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2008 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2008 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.


                                                                    INITIAL CLASS
                                            ------------------------------------------------------------
                                                               YEAR ENDED DECEMBER 31,
FOR A SHARE OUTSTANDING THROUGHOUT EACH     ------------------------------------------------------------
PERIOD                                        2008         2007         2006         2005         2004
--------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of year                           $  11.11     $  11.34     $  11.01     $  11.06     $   9.81
INVESTMENT OPERATIONS
Net investment income(a)                        0.21         0.21         0.19         0.18         0.17
Net realized and unrealized gain (loss)        (4.16)       (0.33)        1.80         0.26         1.18
                                            ------------------------------------------------------------
Total operations                               (3.95)       (0.12)        1.99         0.44         1.35
                                            ------------------------------------------------------------
DISTRIBUTIONS
From net investment income                     (0.18)       (0.06)       (0.30)       (0.07)       (0.10)
From net realized gains                        (0.34)       (0.05)       (1.36)       (0.42)          --
                                            ------------------------------------------------------------
Total distributions                            (0.52)       (0.11)       (1.66)       (0.49)       (0.10)
                                            ------------------------------------------------------------
NET ASSET VALUE
End of year                                 $   6.64     $  11.11     $  11.34     $  11.01     $  11.06
                                            ------------------------------------------------------------
TOTAL RETURN(B)                               (36.78)%      (1.12)%      19.68%        4.15%       13.91%
NET ASSETS END OF YEAR (000's)              $357,547     $448,651     $173,206     $120,738     $185,445
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets                  0.87%        0.86%        0.92%        0.91%        0.97%
Net investment income, to average net
  assets                                        2.38%        1.79%        1.72%        1.62%        1.67%
Portfolio turnover rate                           29%          18%          19%          26%          86%
--------------------------------------------------------------------------------------------------------

                                                                    SERVICE CLASS
                                            ------------------------------------------------------------
                                                               YEAR ENDED DECEMBER 31,
FOR A SHARE OUTSTANDING THROUGHOUT EACH     ------------------------------------------------------------
PERIOD                                        2008         2007         2006         2005         2004
--------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of year                           $  11.10     $  11.33     $  11.00     $  11.07     $   9.82
INVESTMENT OPERATIONS
Net investment income(a)                        0.19         0.18         0.17         0.15         0.17
Net realized and unrealized gain (loss)        (4.17)       (0.33)        1.80         0.26         1.16
                                            ------------------------------------------------------------
Total operations                               (3.98)       (0.15)        1.97         0.41         1.33
                                            ------------------------------------------------------------
DISTRIBUTIONS
From net investment income                     (0.15)       (0.03)       (0.28)       (0.06)       (0.08)
From net realized gains                        (0.34)       (0.05)       (1.36)       (0.42)          --
                                            ------------------------------------------------------------
Total distributions                            (0.49)       (0.08)       (1.64)       (0.48)       (0.08)
                                            ------------------------------------------------------------
NET ASSET VALUE
End of year                                 $   6.63     $  11.10     $  11.33     $  11.00     $  11.07
                                            ------------------------------------------------------------
TOTAL RETURN(B)                               (37.05)%      (1.33)%      19.44%        3.83%       13.61%
NET ASSETS END OF YEAR (000's)              $  1,236     $  2,402     $  3,073     $  1,781     $  1,947
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets                  1.12%        1.11%        1.17%        1.16%        1.22%
Net investment income, to average net
  assets                                        2.06%        1.52%        1.49%        1.36%        1.66%
Portfolio turnover rate                           29%          18%          19%          26%          86%
--------------------------------------------------------------------------------------------------------





(a)  Calculation is based on average number of shares outstanding.





(b) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.





                                       TST
          TACLCV-6 Transamerica American Century Large Company Value VP

(MORNINGSTAR LOGO)              TRANSAMERICA ASSET ALLOCATION -- CONSERVATIVE VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks current income and preservation of capital.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio seeks to achieve the objective by investing its assets in a diversified combination of underlying TST portfolios and certain funds of Transamerica Funds (the "underlying funds/portfolios").

 - Under normal market conditions, expectations are to adjust the investments in underlying funds and/or portfolios to achieve a mix over time of approximately 35% of assets in equities and 65% of assets in fixed-income, which may include bonds, cash, cash equivalents, and other money market instruments. These percentages may vary at different times.


 - Allocation of assets among the underlying funds/portfolios is based on such things as prudent diversification principles, general market outlooks (both domestic and global), historical performance, global markets' current valuations, and other global economic factors.


 - The portfolio may periodically adjust its allocations to favor investments in those underlying funds/portfolios that it believes will provide the most favorable outlook for achieving its investment objective.

 - The portfolio may also invest directly in U.S. government securities and/or short-term commercial paper.

It is not possible to predict the extent to which the portfolio will be invested in a particular underlying fund/portfolio at any time.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying funds/portfolios.

The portfolio construction manager, Morningstar Associates, LLC (the "Portfolio Construction Manager"), determines the portfolio's asset allocations and periodic changes thereto, and other portfolio investments. The Portfolio Construction Manager may change the portfolio's asset allocations and underlying funds/portfolios at any time without notice to shareholders and without shareholder approval.

Please see Appendix A for more information about investment strategies.

(ICON7)
LIST OF UNDERLYING FUNDS AND PORTFOLIOS
----------------------------------------


This section lists the underlying funds/portfolios in which the portfolio may invest. For a summary of the respective investment objectives and principal investment strategies and risks of each underlying fund/portfolio, please refer to Appendix B of this prospectus. Further information about an underlying fund/portfolio is contained in that underlying fund/portfolio's prospectus and available online at www.transamericafunds.com or by calling 1-888-233-4339.


TRANSAMERICA FUNDS UNDERLYING FUNDS:

 - Transamerica AllianceBernstein International Value


 - Transamerica BlackRock Global Allocation
 - Transamerica Evergreen Health Care
 - Transamerica Evergreen International Small Cap
 - Transamerica Flexible Income
 - Transamerica High Yield Bond
 - Transamerica JPMorgan International Bond


 - Transamerica Loomis Sayles Bond

 - Transamerica Marsico International Growth

 - Transamerica MFS International Equity


 - Transamerica Neuberger Berman International
 - Transamerica Oppenheimer Developing Markets
 - Transamerica Oppenheimer Small- & Mid-Cap Value
 - Transamerica PIMCO Real Return TIPS
 - Transamerica Schroders International Small Cap
 - Transamerica Short-Term Bond
 - Transamerica Third Avenue Value

 - Transamerica Thornburg International Value

 - Transamerica UBS Large Cap Value
 - Transamerica Van Kampen Emerging Markets Debt
 - Transamerica Van Kampen Mid-Cap Growth
 - Transamerica Van Kampen Small Company
   Growth

 - Transamerica WMC Emerging Markets


TST UNDERLYING PORTFOLIOS:

 - Transamerica American Century Large Company Value VP
 - Transamerica Balanced VP
 - Transamerica BlackRock Large Cap Value VP
 - Transamerica Capital Guardian Value VP


                                       TST
            TAACON-1 Transamerica Asset Allocation -- Conservative VP

 - Transamerica Clarion Global Real Estate Securities VP
 - Transamerica Convertible Securities VP
 - Transamerica Equity VP
 - Transamerica Federated Market Opportunity VP
 - Transamerica Growth Opportunities VP
 - Transamerica Jennison Growth VP
 - Transamerica JPMorgan Core Bond VP
 - Transamerica JPMorgan Enhanced Index VP
 - Transamerica JPMorgan Mid Cap Value VP
 - Transamerica Legg Mason Partners All Cap VP
 - Transamerica Marsico Growth VP
 - Transamerica MFS High Yield VP
 - Transamerica Money Market VP
 - Transamerica Munder Net50 VP
 - Transamerica PIMCO Total Return VP
 - Transamerica Science & Technology VP
 - Transamerica Small/Mid Cap Value VP
 - Transamerica T. Rowe Price Equity Income VP
 - Transamerica T. Rowe Price Growth Stock VP
 - Transamerica T. Rowe Price Small Cap VP
 - Transamerica Templeton Global VP
 - Transamerica U.S. Government Securities VP
 - Transamerica Value Balanced VP
 - Transamerica Van Kampen Active International Allocation VP
 - Transamerica Van Kampen Large Cap Core VP

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

Risk is inherent in all investing. The value of your investment in the portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the portfolio or your investment may not perform as well as other similar investments. The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. If the market prices of the securities owned by the portfolio fall, the value of your investment in the portfolio will decline. The value of a security may fall due to factors affecting securities markets generally or a particular sector of the securities markets or factors affecting particular industries or issuers. The equity and debt capital markets in the United States and internationally have experienced unprecedented volatility. This financial crisis has caused a significant decline in the value and liquidity of many securities. This environment could make identifying investment risks and opportunities especially difficult. These market conditions may continue or get worse. Changes in market conditions will not have the same impact on all types of securities.

ASSET ALLOCATION
The Portfolio Construction Manager allocates the portfolio's assets among various underlying funds and portfolios. These allocations may be unsuccessful in maximizing the portfolio's return and/or avoiding investment losses.

UNDERLYING FUNDS AND PORTFOLIOS

Because the portfolio invests its assets in various underlying funds and portfolios, its ability to achieve its investment objective depends largely on the performance of the underlying funds/portfolios in which it invests. The portfolio is indirectly subject to all of the risks associated with an investment in the underlying funds/portfolios, as described in this prospectus and the prospectuses of the underlying Transamerica Funds. There can be no assurance that the investment objective of any underlying fund/portfolio will be achieved. In addition, the portfolio will indirectly bear a pro rata portion of the operating expenses of the underlying funds/portfolios in which it invests, and it is subject to business and regulatory developments affecting the underlying funds and portfolios.


FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down. The longer the maturity or duration, the more sensitive the value of a fixed-income security is to fluctuations in interest rates

 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities,


                                       TST
            TAACON-2 Transamerica Asset Allocation -- Conservative VP forcing the portfolio to reinvest in lower yielding securities


 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes


 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines. The portfolio may incur expenses to protect the portfolio's interest in securities experiencing these events. If the portfolio invests in securities that are subordinated to other securities, or which represent interests in pools of such subordinated securities, those investments may be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer.



If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.


STOCKS
Stocks may be volatile -- their prices may go up and down dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, the securities market as a whole or the overall economy. Because the stocks the portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

FOREIGN SECURITIES
Investments in foreign securities including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs"), and European Depositary Receipts ("EDRs") involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - different accounting and reporting practices
 - less information available to the public
 - less (or different) regulation of securities markets
 - more complex business negotiations
 - less liquidity
 - more fluctuations in prices
 - delays in settling foreign securities transactions
 - higher costs for holding shares (custodial fees)
 - higher transaction costs
 - vulnerability to seizure and taxes
 - political or financial instability and small markets
 - different market trading days

CURRENCY
When the portfolio invests in securities denominated in foreign currencies, it is subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, the portfolio's investments in foreign currency denominated securities may reduce the returns of the portfolio.

INVESTMENT COMPANIES

To the extent that an underlying portfolio invests in other investment companies such as Exchange-Traded Funds ("ETFs"), it bears its pro rata share of these investment companies' expenses, and is subject to the effects of the business and regulatory developments that affect these investment companies and the investment company industry generally.



PLEASE ALSO SEE THE PORTFOLIO'S WEBSITE AT WWW.TRANSAMERICAFUNDS.COM (SELECT TRANSAMERICA VARIABLE PORTFOLIO) FOR MORE INFORMATION ABOUT THE PORTFOLIO.


YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.


                                       TST
            TAACON-3 Transamerica Asset Allocation -- Conservative VP

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------


The bar chart and the table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's primary benchmark is the Barclays Capital (formerly Lehman Brothers) U.S. Aggregate Index ("BCUSA Index"), which covers the U.S. dollar-denominated, investment-grade, fixed-rate, taxable bond market of SEC-registered securities, including U.S. Treasury issues, corporate and government-related debt issues, mortgage-backed securities, asset-backed securities and commercial mortgage-backed securities. The secondary benchmark, the Dow Jones Wilshire 5000 Total Market Index ("Wilshire 5000 Index"), tracks the returns of practically all publicly traded, U.S. headquartered stocks that trade on the major exchanges. Each index is a widely recognized, unmanaged index of market performance. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.


Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.


TOTAL RETURN
(per calendar year)

(PERFORMANCE GRAPH)


2003                                           22.91
2004                                            9.71
2005                                            5.18
2006                                            9.45
2007                                            6.38
2008                                          -21.18



The highest and lowest quarterly returns for the periods reflected in the bar chart are:


                    Highest:  10.24%   Quarter ended  6/30/2003
                    Lowest:  (10.48)%  Quarter ended 12/31/2008



                          AVERAGE ANNUAL TOTAL RETURNS
                   (For Calendar Year ended December 31, 2008)


                                 1 YEAR     5 YEARS    LIFE OF FUND*
                                --------    -------    -------------
Initial Class                   (21.18)%     1.15%         2.55%
Service Class                   (21.40)%     0.91%         3.63%
BCUSA Index                       5.24%      4.65%         5.31%
Wilshire 5000 Index             (37.33)%    (1.67)%       (0.04)%




* Initial Class shares commenced operations May 1, 2002; Service Class shares commenced operations May 1, 2003.

(MONEY ICON)
EXPENSES
----------------------------------------


When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts. The table below sets forth the estimated fees and expenses you may pay if you invest in the portfolio's shares, and, unless otherwise indicated, reflects expenses incurred by the portfolio during its fiscal year ended December 31, 2008. Actual expenses may vary significantly.



                                       TST
            TAACON-4 Transamerica Asset Allocation -- Conservative VP

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets


                                 CLASS OF SHARES
                               INITIAL     SERVICE
--------------------------------------------------
Management fees                  0.10%       0.10%
Rule 12b-1 fees                  0.00%(b)    0.25%
Other expenses                   0.04%       0.04%
Acquired fund fees and
  expenses (fees and
  expenses of underlying
  funds)                         0.78%       0.78%
                               -------------------
TOTAL(d)                         0.92%       1.17%
Expense reduction(c)             0.00%       0.00%
                               -------------------
NET OPERATING EXPENSES(d)        0.92%       1.17%
--------------------------------------------------




(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2008.
(b) The Trust's Board of Trustees has adopted a rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2010. The Board of Trustees reserves the right to cause such fees to be paid after that date.

(c) Contractual arrangement with Transamerica Asset Management, Inc. ("TAM") through April 30, 2010 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.25%, excluding 12b-1 fees, certain extraordinary expenses and acquired (i.e., underlying) funds' fees and expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.25% of average daily net assets, excluding 12b-1 fees, acquired (i.e., underlying) funds' fees and expenses and certain extraordinary expenses.


(d) Portfolio operating expenses do not correlate to the ratios of expenses to average net assets in the financial highlights table, which do not include acquired (i.e., underlying) funds' fees and expenses.


EXPENSE EXAMPLE


This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It shows the cumulative expenses you would pay if you invested $10,000, reinvested all distributions and dividends without a sales charge, and held your shares for the periods shown and then redeem all of your shares at the end of those periods, with a 5% annual return (this assumption is required by the SEC and is not a prediction of the portfolio's future performance) and portfolio operating expenses remaining the same. Because actual returns and expenses will be different, the example is for comparison only.


The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.


SHARE CLASS               1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------
Initial Class              $ 94      $325      $576     $1,292
Service Class              $119      $372      $644     $1,420
---------------------------------------------------------------





(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the annual rate of 0.10% of the portfolio's average daily net assets.


For the fiscal year ended December 31, 2008, the portfolio paid a management fee of 0.10% of the portfolio's average daily net assets.



PORTFOLIO CONSTRUCTION MANAGER: Morningstar Associates, LLC ("Morningstar"), located at 22 West Washington Street, Chicago, IL 60602, serves as a portfolio construction manager and, as such, makes asset allocation and underlying fund/portfolio selection decisions for the portfolio.


PORTFOLIO CONSTRUCTION MANAGER COMPENSATION: The Portfolio Construction Manager receives compensation from TAM, calculated daily and paid monthly, at the annual rate of 0.10% of the portfolio's average daily net assets.


A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's semi-annual report for the fiscal period ended June 30, 2008.


PORTFOLIO MANAGERS:

The portfolio is managed by the following portfolio construction team. In addition to this team, Morningstar utilizes a number of other internal asset allocation consultants that serve as an investment resource to the team. Prior to joining the portfolio construction team, Mr. Stout, Mr. Hale and Mr. McConnell served as asset allocation consultants since the portfolio's inception; Mr. Kowara served as

                                       TST
            TAACON-5 Transamerica Asset Allocation -- Conservative VP an asset allocation consultant since his return to Morningstar in 2004.

MICHAEL STOUT, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar and joined Morningstar in 1993 as a research analyst covering closed-end funds. He moved to open-end fund coverage in early 1996, and in 1997 became a senior analyst and editor of stock-fund research. Mr. Stout was one of the founding members of Morningstar's Institutional Investment Consulting Group, launched in 1998, and currently serves as a senior consultant. Prior to joining Morningstar, he was an investment consultant with A.G. Edwards & Sons and was an officer in the U.S. Air Force. He holds a B.A. from the Ohio State University, an M.B.A. from the University of Texas, and is a Chartered Financial Analyst. He began performing asset allocation services for the portfolio in 2006.

JON HALE, PH.D., CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar and joined Morningstar in 1995 as an analyst covering closed-end funds and began covering open-end funds the next year. As a fund analyst, Mr. Hale covered funds across the full range of investment categories. From 1998 to 2000, he helped launch Morningstar's Institutional Investment Consulting Group, and then joined the management team at Domini Social Investments, LLC. Mr. Hale then rejoined the consulting group at Morningstar in November 2001 as a senior consultant. Prior to joining Morningstar, he taught at several universities. Mr. Hale has a B.A. with Honors from the University of Oklahoma, and a Ph.D. in political science from Indiana University. He began performing asset allocation services for the portfolio in 2006.

JEFF MCCONNELL, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar and joined Morningstar in 1997 as a fund analyst, specializing in domestic equity. Mr. McConnell also worked as a stock analyst in Morningstar's Equities Analysis Group. Prior to joining Morningstar, he worked as an institutional consultant at SEI Corporation. Mr. McConnell holds a B.A. in economics from Michigan State University and an M.B.A. from DePaul University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.


MACIEJ KOWARA, PH.D., CFA, Co-Portfolio Manager and Research & Development Consultant of Morningstar, joined Morningstar in February 2004 as the head of Morningstar's research and development and quantitative analysis efforts. Prior to that, he spent five years as an analyst at Deutsche Bank's Scudder Investments group and prior to joining Deutsche Bank, was a senior mutual-fund analyst at Morningstar specializing in fixed-income funds. Mr. Kowara holds a B.A. from University of Toronto and a Ph.D. from Harvard University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

The SAI provides additional information about the portfolio construction team's compensation, other accounts managed by the portfolio construction team, and the portfolio construction team's ownership of securities in the portfolio.



                                       TST
            TAACON-6 Transamerica Asset Allocation -- Conservative VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2008 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2008 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.


                                                                    INITIAL CLASS
                                            ------------------------------------------------------------
                                                               YEAR ENDED DECEMBER 31,
FOR A SHARE OUTSTANDING THROUGHOUT EACH     ------------------------------------------------------------
PERIOD                                        2008         2007         2006         2005         2004
--------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of year                           $  11.49     $  11.54     $  11.43     $  12.04     $  11.16
INVESTMENT OPERATIONS
Net investment income(a)                        0.46         0.42         0.41         0.47         0.24
Net realized and unrealized gain (loss)        (2.75)        0.29         0.62         0.12         0.82
                                            ------------------------------------------------------------
Total operations                               (2.29)        0.71         1.03         0.59         1.06
                                            ------------------------------------------------------------
DISTRIBUTIONS
From net investment income                     (0.31)       (0.34)       (0.38)       (0.32)       (0.03)
From net realized gains                        (0.60)       (0.42)       (0.54)       (0.88)       (0.15)
                                            ------------------------------------------------------------
Total distributions                            (0.91)       (0.76)       (0.92)       (1.20)       (0.18)
                                            ------------------------------------------------------------
NET ASSET VALUE
End of year                                 $   8.29     $  11.49     $  11.54     $  11.43     $  12.04
                                            ------------------------------------------------------------
TOTAL RETURN(B)                               (21.18)%       6.38%        9.45%        5.18%        9.71%
NET ASSETS END OF YEAR (000'S)              $497,129     $554,977     $527,618     $516,376     $511,683
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(c)               0.14%        0.13%        0.13%        0.14%        0.14%
Net investment income, to average net
  assets(d)                                     4.47%        3.60%        3.54%        4.01%        2.10%
Portfolio turnover rate                           25%          43%          18%          40%          53%
--------------------------------------------------------------------------------------------------------

                                                                    SERVICE CLASS
                                            ------------------------------------------------------------
                                                               YEAR ENDED DECEMBER 31,
FOR A SHARE OUTSTANDING THROUGHOUT EACH     ------------------------------------------------------------
PERIOD                                        2008         2007         2006         2005         2004
--------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of year                           $  11.44     $  11.50     $  11.41     $  12.03     $  11.15
INVESTMENT OPERATIONS
Net investment income(a)                        0.48         0.40         0.40         0.47         0.25
Net realized and unrealized gain (loss)        (2.79)        0.28         0.60         0.10         0.79
                                            ------------------------------------------------------------
Total operations                               (2.31)        0.68         1.00         0.57         1.04
                                            ------------------------------------------------------------
DISTRIBUTIONS
From net investment income                     (0.29)       (0.32)       (0.37)       (0.31)       (0.01)
From net realized gains                        (0.60)       (0.42)       (0.54)       (0.88)       (0.15)
                                            ------------------------------------------------------------
Total distributions                            (0.89)       (0.74)       (0.91)       (1.19)       (0.16)
                                            ------------------------------------------------------------
NET ASSET VALUE
End of year                                 $   8.24     $  11.44     $  11.50     $  11.41     $  12.03
                                            ------------------------------------------------------------
TOTAL RETURN(B)                               (21.40)%       6.15%        9.14%        5.01%        9.45%
NET ASSETS END OF YEAR (000's)              $465,802     $392,969     $290,272     $172,601     $ 84,490
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(c)               0.39%        0.38%        0.38%        0.39%        0.39%
Net investment income, to average net
  assets(d)                                     4.69%        3.48%        3.44%        4.03%        2.19%
Portfolio turnover rate                           25%          43%          18%          40%          53%
--------------------------------------------------------------------------------------------------------





(a)  Calculation is based on average number of shares outstanding.





(b) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.





(c) Does not include expenses of the investment companies in which the portfolio invests.





(d) Recognition of net investment income by the portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the portfolio invests.



                                       TST
            TAACON-7 Transamerica Asset Allocation -- Conservative VP

(MORNINGSTAR LOGO)
Transamerica Asset Allocation --
Growth VP



(BULLSEYE ICON)
OBJECTIVE
----------------------------------------
This portfolio seeks long-term capital appreciation.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------
The portfolio seeks to achieve the objective by investing its assets in a diversified combination of underlying TST portfolios and certain funds of Transamerica Funds (the "underlying funds/portfolios").

 - Under normal market conditions, it expects to invest primarily in underlying funds/portfolios that invest primarily in equities.

 - Allocation of assets among the underlying funds/portfolios is based on such things as prudent diversification principles, general market outlooks (both domestic and global), historical performance, global markets' current valuations, and other global economic factors.

 - The portfolio may periodically adjust its allocations to favor investments in those underlying funds/portfolios that it believes will provide the most favorable outlook for achieving its investment objective.

 - The portfolio may also invest directly in U.S. government securities and/or short-term commercial paper.

It is not possible to predict the extent to which the portfolio will be invested in a particular underlying fund/portfolio at any time.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying funds/portfolios.

The portfolio construction manager, Morningstar Associates, LLC (the "Portfolio Construction Manager"), determines the portfolio's asset allocations and periodic changes thereto, and other portfolio investments. The Portfolio Construction Manager may change the portfolio's asset allocations and underlying funds/portfolios at any time without notice to shareholders and without shareholder approval.

Please see Appendix A for more information about investment strategies.

(ICON7)
LIST OF UNDERLYING FUNDS AND PORTFOLIOS
----------------------------------------

This section lists the underlying funds/portfolios in which the portfolio may invest. For a summary of the respective investment objectives and principal investment strategies and risks of each underlying fund/portfolio, please refer to Appendix B of this prospectus. Further information about an underlying fund/portfolio is contained in that underlying fund/portfolio's prospectus and available online at www.transamericafunds.com or by calling 1-888-233-4339.


TRANSAMERICA FUNDS UNDERLYING FUNDS:

- Transamerica AllianceBernstein International Value


- Transamerica BlackRock Global Allocation
- Transamerica BlackRock Natural Resources
- Transamerica BNY Mellon Market Neutral Strategy
- Transamerica Evergreen Health Care
- Transamerica Evergreen International Small Cap


- Transamerica Marsico International Growth
- Transamerica MFS International Equity
- Transamerica Neuberger Berman International
- Transamerica Oppenheimer Developing Markets
- Transamerica Oppenheimer Small- & Mid-Cap Value
- Transamerica Schroders International Small Cap
- Transamerica Third Avenue Value

- Transamerica Thornburg International Value

- Transamerica UBS Dynamic Alpha
- Transamerica UBS Large Cap Value
- Transamerica Van Kampen Mid-Cap Growth
- Transamerica Van Kampen Small Company Growth

- Transamerica WMC Emerging Markets


TST UNDERLYING PORTFOLIOS:

- Transamerica American Century Large Company Value VP
- Transamerica Balanced VP
- Transamerica BlackRock Large Cap Value VP
- Transamerica Capital Guardian Value VP
- Transamerica Clarion Global Real Estate Securities VP

- Transamerica Convertible Securities VP

- Transamerica Equity VP
- Transamerica Federated Market Opportunity VP
- Transamerica Growth Opportunities VP

- Transamerica Jennison Growth VP

- Transamerica JPMorgan Enhanced Index VP


                                       TST
               TAAGR-1 Transamerica Asset Allocation -- Growth VP

- Transamerica JPMorgan Mid Cap Value VP


- Transamerica Legg Mason Partners All Cap VP
- Transamerica Marsico Growth VP
- Transamerica Money Market VP
- Transamerica Munder Net50 VP

- Transamerica Science & Technology VP


- Transamerica Small/Mid Cap Value VP

- Transamerica T. Rowe Price Equity Income VP
- Transamerica T. Rowe Price Growth Stock VP
- Transamerica T. Rowe Price Small Cap VP
- Transamerica Templeton Global VP


- Transamerica Value Balanced VP
- Transamerica Van Kampen Active International Allocation VP
- Transamerica Van Kampen Large Cap Core VP

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

Risk is inherent in all investing. The value of your investment in the portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the portfolio or your investment may not perform as well as other similar investments. The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. If the market prices of the securities owned by the portfolio fall, the value of your investment in the portfolio will decline. The value of a security may fall due to factors affecting securities markets generally or a particular sector of the securities markets or factors affecting particular industries or issuers. The equity and debt capital markets in the United States and internationally have experienced unprecedented volatility. This financial crisis has caused a significant decline in the value and liquidity of many securities. This environment could make identifying investment risks and opportunities especially difficult. These market conditions may continue or get worse. Changes in market conditions will not have the same impact on all types of securities.

ASSET ALLOCATION
The Portfolio Construction Manager allocates the portfolio's assets among various underlying funds and portfolios. These allocations may be unsuccessful in maximizing the portfolio's return and/or avoiding investment losses.

UNDERLYING FUNDS AND PORTFOLIOS

Because the portfolio invests its assets in various underlying funds and portfolios, its ability to achieve its investment objective depends largely on the performance of the underlying funds and portfolios in which it invests. The portfolio is indirectly subject to all of the risks associated with an investment in the underlying funds/portfolios, as described in this prospectus and the prospectuses of the underlying Transamerica Funds. There can be no assurance that the investment objective of any underlying fund/portfolio will be achieved. In addition, the portfolio will indirectly bear a pro rata portion of the operating expenses of the underlying funds and portfolios in which it invests, and it is subject to business and regulatory developments affecting the underlying funds and portfolios.


STOCKS

Stocks may be volatile -- their prices may go up and down dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, the securities market as a whole or the overall economy. Because the stocks the portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.


FOREIGN SECURITIES
Investments in foreign securities including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs"), and European Depositary Receipts ("EDRs") involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

- different accounting and reporting practices
- less information available to the public
- less (or different) regulation of securities markets
- more complex business negotiations
- less liquidity
- more fluctuations in prices
- delays in settling foreign securities transactions
- higher costs for holding shares (custodial fees)
- higher transaction costs


                                       TST
               TAAGR-2 Transamerica Asset Allocation -- Growth VP

- vulnerability to seizure and taxes
- political or financial instability and small markets
- different market trading days

CURRENCY
When the portfolio invests in securities denominated in foreign currencies, it is subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, the portfolio's investments in foreign currency denominated securities may reduce the returns of the portfolio.

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

- market risk: fluctuations in market value
- interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down. The longer the maturity or duration, the more sensitive the value of a fixed-income security is to fluctuations in interest rates
- prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
- extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
- default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines. The portfolio may incur expenses to protect the portfolio's interest in securities experiencing these events. If the portfolio invests in securities that are subordinated to other securities, or which represent interests in pools of such subordinated securities, those investments may be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer.

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

INVESTMENT COMPANIES
To the extent that an underlying portfolio invests in other investment companies such as Exchange-Traded Funds ("ETFs"), it bears its pro rata share of these investment companies' expenses, and is subject to the effects of the business and regulatory developments that affect these investment companies and the investment company industry generally.


PLEASE ALSO SEE THE PORTFOLIO'S WEBSITE AT WWW.TRANSAMERICAFUNDS.COM (SELECT TRANSAMERICA VARIABLE PORTFOLIO) FOR MORE INFORMATION ABOUT THE PORTFOLIO.


YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.



                                       TST
               TAAGR-3 Transamerica Asset Allocation -- Growth VP

(GRAPH ICON)

PAST PERFORMANCE
----------------------------------------


The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Dow Jones Wilshire 5000 Total Market Index ("Wilshire 5000 Index"), is a widely recognized, unmanaged index of market performance that tracks the returns of practically all publicly traded, U.S. headquartered stocks that trade on the major exchanges. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.


Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

(PERFORMANCE GRAPH)


2003                                           30.80
2004                                           14.19
2005                                           12.24
2006                                           15.62
2007                                            7.76
2008                                          -39.63



The highest and lowest quarterly returns for the periods reflected in the bar chart are:


                    Highest:  15.23%   Quarter ended  6/30/2003
                    Lowest:  (22.25)%  Quarter ended 12/31/2008



                          AVERAGE ANNUAL TOTAL RETURNS
                   (For Calendar Year ended December 31, 2008)


                         1 YEAR     5 YEARS    LIFE OF FUND*
                        --------    -------    -------------
Initial Class           (39.63)%    (0.73)%        0.44%
Service Class           (39.75)%    (0.98)%        3.28%
Wilshire 5000 Index     (37.33)%    (1.67)%       (0.04)%




* Initial Class shares commenced operations May 1, 2002; Service Class shares commenced operations May 1, 2003.

(MONEY ICON)

EXPENSES
----------------------------------------


When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts. The table below sets forth the estimated fees and expenses you may pay if you invest in the portfolio's shares, and, unless otherwise indicated, reflects expenses incurred by the portfolio during its fiscal year ended December 31, 2008. Actual expenses may vary significantly.


FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets


                                     CLASS OF SHARES
                                   INITIAL     SERVICE
------------------------------------------------------
Management fees                      0.10%       0.10%
Rule 12b-1 fees                      0.00%(b)    0.25%
Other expenses                       0.04%       0.04%
Acquired fund fees and expenses
  (fees and expenses of
  underlying funds)                  0.95%       0.95%
                                   -------------------
TOTAL(d)                             1.09%       1.34%
Expense reduction(c)                 0.00%       0.00%
                                   -------------------
NET OPERATING EXPENSES(d)            1.09%       1.34%
------------------------------------------------------





(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2008.

(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2010. The Board of Trustees reserves the right to cause such fees to be paid after that date.

(c) Contractual arrangement with Transamerica Asset Management, Inc. ("TAM") through April 30, 2010 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.25%, excluding 12b-1 fees, certain extraordinary expenses and acquired (i.e., underlying) funds' fees and expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.25% of average daily net assets, excluding 12b-1 fees, acquired (i.e., underlying) funds' fees and expenses and certain extraordinary expenses.


(d) Portfolio operating expenses do not correlate to the ratios of expenses to average net assets in the financial highlights table, which do not include acquired (i.e., underlying) funds' fees and expenses.



                                       TST
               TAAGR-4 Transamerica Asset Allocation -- Growth VP

EXPENSE EXAMPLE


This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It shows the cumulative expenses you would pay if you invested $10,000, reinvested all distributions and dividends without a sales charge, and held your shares for the periods shown and then redeem all of your shares at the end of those periods, with a 5% annual return (this assumption is required by the SEC and is not a prediction of the portfolio's future performance) and portfolio operating expenses remaining the same. Because actual returns and expenses will be different, the example is for comparison only.


The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.


SHARE CLASS               1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------
Initial Class              $111      $379      $667     $1,487
Service Class              $136      $425      $734     $1,613
---------------------------------------------------------------





(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------
INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway,
St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the annual rate of 0.10% of the portfolio's average daily net assets.


For the fiscal year ended December 31, 2008, the portfolio paid a management fee of 0.10% of the portfolio's average daily net assets.



PORTFOLIO CONSTRUCTION MANAGER: Morningstar Associates, LLC ("Morningstar"), located at 22 West Washington Street, Chicago, IL 60602, serves as a portfolio construction manager and, as such, makes asset allocation and underlying fund/portfolio selection decisions for the portfolio.


PORTFOLIO CONSTRUCTION MANAGER COMPENSATION: The Portfolio Construction Manager receives compensation from TAM, calculated daily and paid monthly, at the annual rate of 0.10% of the portfolio's average daily net assets.


A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's semi-annual report for the fiscal period ended June 30, 2008.


PORTFOLIO MANAGERS:

The portfolio is managed by the following portfolio construction team. In addition to this team, Morningstar utilizes a number of other internal asset allocation consultants that serve as an investment resource to the team. Prior to joining the portfolio construction team, Mr. Stout, Mr. Hale and Mr. McConnell served as asset allocation consultants since the portfolio's inception; Mr. Kowara served as an asset allocation consultant since his return to Morningstar in 2004.

MICHAEL STOUT, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar, and joined Morningstar in 1993 as a research analyst covering closed-end funds. He moved to open-end fund coverage in early 1996, and in 1997 became a senior analyst and editor of stock-fund research. Mr. Stout was one of the founding members of Morningstar's Institutional Investment Consulting Group, launched in 1998, and currently serves as a senior consultant. Prior to joining Morningstar, he was an investment consultant with A.G. Edwards & Sons and was an officer in the U.S. Air Force. He holds a B.A. from the Ohio State University, an M.B.A. from the University of Texas, and is a Chartered Financial Analyst. He began performing asset allocation services for the portfolio in 2006.

JON HALE, PH.D., CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar and joined Morningstar in 1995 as an analyst covering closed-end funds and began covering open-end funds the next year. As a fund analyst, Mr. Hale covered funds across the full range of investment categories. From 1998 to 2000, he helped launch Morningstar's Institutional Investment Consulting Group, and then joined the management team at Domini Social Investments, LLC. Mr. Hale then rejoined the consulting group at Morningstar in November 2001 as a senior consultant. Prior to joining Morningstar, he taught at several universities. Mr. Hale has a B.A. with Honors from the University of Oklahoma, and a Ph.D. in political science from Indiana University. He began performing asset allocation services for the portfolio in 2006.

JEFF MCCONNELL, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar and joined

                                       TST
               TAAGR-5 Transamerica Asset Allocation -- Growth VP

Morningstar in 1997 as a fund analyst, specializing in domestic equity. Mr. McConnell also worked as a stock analyst in Morningstar's Equities Analysis Group. Prior to joining Morningstar, he worked as an institutional consultant at SEI Corporation. Mr. McConnell holds a B.A. in economics from Michigan State University and an M.B.A. from DePaul University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

MACIEJ KOWARA, PH.D., CFA, Co-Portfolio Manager and Research & Development Consultant of Morningstar, joined Morningstar in February 2004 as the head of Morningstar's research and development and quantitative analysis efforts. Prior to that, he spent five years as an analyst at Deutsche Bank's Scudder Investments group and prior to joining Deutsche Bank, was a senior mutual-fund analyst at Morningstar specializing in fixed-income funds. Mr. Kowara holds a B.A. from University of Toronto and a Ph.D. from Harvard University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

The SAI provides additional information about the portfolio construction team's compensation, other accounts managed by the portfolio construction team, and the portfolio construction team's ownership of securities in the portfolio.




                                       TST
               TAAGR-6 Transamerica Asset Allocation -- Growth VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2008 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2008 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.


                                                                    INITIAL CLASS
                                          ----------------------------------------------------------------
                                                               YEAR ENDED DECEMBER 31,
FOR A SHARE OUTSTANDING THROUGHOUT EACH   ----------------------------------------------------------------
PERIOD                                      2008          2007           2006          2005         2004
----------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of year                         $  13.77     $    13.63     $    12.84     $  12.06     $  10.67
INVESTMENT OPERATIONS
Net investment income(a)                      0.20           0.28           0.37         0.16         0.05
Net realized and unrealized gain (loss)      (5.02)          0.75           1.52         1.27         1.45
                                          ----------------------------------------------------------------
Total operations                             (4.82)          1.03           1.89         1.43         1.50
                                          ----------------------------------------------------------------
DISTRIBUTIONS
From net investment income                   (0.30)         (0.33)         (0.13)       (0.06)       (0.01)
From net realized gains                      (2.08)         (0.56)         (0.97)       (0.59)       (0.10)
                                          ----------------------------------------------------------------
Total distributions                          (2.38)         (0.89)         (1.10)       (0.65)       (0.11)
                                          ----------------------------------------------------------------
NET ASSET VALUE
End of year                               $   6.57     $    13.77     $    13.63     $  12.84     $  12.06
                                          ----------------------------------------------------------------
TOTAL RETURN(B)                             (39.63)%         7.76%         15.62%       12.24%       14.19%
NET ASSETS END OF YEAR (000's)            $658,400     $1,260,779     $1,198,596     $966,677     $759,168
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(c)             0.14%          0.13%          0.14%        0.14%        0.14%
Net investment income, to average net
  assets(d)                                   1.94%          2.00%          2.75%        1.28%        0.46%
Portfolio turnover rate                         19%            26%             4%          41%          38%
----------------------------------------------------------------------------------------------------------

                                                                    SERVICE CLASS
                                          ----------------------------------------------------------------
                                                               YEAR ENDED DECEMBER 31,
FOR A SHARE OUTSTANDING THROUGHOUT EACH   ----------------------------------------------------------------
PERIOD                                      2008          2007           2006          2005         2004
----------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of year                         $  13.67     $    13.54     $    12.78     $  12.03     $  10.67
INVESTMENT OPERATIONS
Net investment income(a)                      0.17           0.26           0.34         0.13         0.03
Net realized and unrealized gain (loss)      (4.97)          0.73           1.50         1.26         1.44
                                          ----------------------------------------------------------------
Total operations                             (4.80)          0.99           1.84         1.39         1.47
                                          ----------------------------------------------------------------
DISTRIBUTIONS
From net investment income                   (0.27)         (0.30)         (0.11)       (0.05)       (0.01)
From net realized gains                      (2.08)         (0.56)         (0.97)       (0.59)       (0.10)
                                          ----------------------------------------------------------------
Total distributions                          (2.35)         (0.86)         (1.08)       (0.64)       (0.11)
                                          ----------------------------------------------------------------
NET ASSET VALUE
End of year                               $   6.52     $    13.67     $    13.54     $  12.78     $  12.03
                                          ----------------------------------------------------------------
TOTAL RETURN(B)                             (39.75)%         7.54%         15.28%       11.92%       13.90%
Expenses to average net assets(c)             0.39%          0.38%          0.39%        0.39%        0.39%
NET ASSETS END OF YEAR (000's)            $171,239     $  411,079     $  338,769     $213,215     $118,490
RATIO AND SUPPLEMENTAL DATA
Net investment income, to average net
  assets(d)                                   1.51%          1.86%          2.54%        1.06%        0.29%
Portfolio turnover rate                         19%            26%             4%          41%          38%
----------------------------------------------------------------------------------------------------------





(a)  Calculation is based on average number of shares outstanding.





(b) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.





(c) Does not include expenses of the investment companies in which the portfolio invests.





(d) Recognition of net investment income by the portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the portfolio invests.





                                       TST
               TAAGR-7 Transamerica Asset Allocation -- Growth VP

(MORNINGSTAR LOGO)
Transamerica Asset Allocation -- Moderate VP





(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks capital appreciation and current income.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio seeks to achieve this objective by investing its assets in a diversified combination of underlying TST portfolios and certain funds of Transamerica Funds (the "underlying funds/portfolios").

 - Under normal market conditions, expectations are to adjust the investments in underlying funds/portfolios to achieve a mix over time of approximately 50% of assets in equity and 50% of assets in fixed income, which may include bonds, cash, cash equivalents and other money market instruments. These percentages may vary at different times.


 - Allocation of assets among the underlying funds/portfolios is based on such things as prudent diversification principles, general market outlooks (both domestic and global), historical performance, global markets' current valuations, and other global economic factors.

 - The portfolio may periodically adjust its allocations to favor investments in those underlying funds/portfolios that it believes will provide the most favorable outlook for achieving its investment objective.

 - The portfolio may also invest directly in U.S. government securities and/or short-term commercial paper.

It is not possible to predict the extent to which the portfolio will be invested in a particular underlying fund/portfolio at any time.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying funds/portfolios.

Please see Appendix A for more information about investment strategies.


The portfolio construction manager, Morningstar Associates, LLC (the "Portfolio Construction Manager"), determines the portfolio's asset allocations and periodic changes thereto, and other portfolio investments. The Portfolio Construction Manager may change the portfolio's asset allocations and underlying funds/portfolios at any time without notice to shareholders and without shareholder approval.


(ICON7)
LIST OF UNDERLYING FUNDS AND PORTFOLIOS
----------------------------------------


This section lists the underlying funds/portfolios in which the portfolio may invest. For a summary of the respective investment objectives and principal investment strategies and risks of each underlying fund/portfolio, please refer to Appendix B of this prospectus. Further information about an underlying fund/portfolio is contained in that underlying fund/portfolio's prospectus and available online at www.transamericafunds.com or by calling 1-888-233-4339.


TRANSAMERICA FUNDS UNDERLYING FUNDS:

 - Transamerica AllianceBernstein International Value


 - Transamerica BlackRock Global Allocation
 - Transamerica Evergreen Health Care
 - Transamerica Evergreen International Small Cap
 - Transamerica Flexible Income
 - Transamerica High Yield Bond
 - Transamerica JPMorgan International Bond


 - Transamerica Loomis Sayles Bond
 - Transamerica Marsico International Growth
 - Transamerica MFS International Equity
 - Transamerica Neuberger Berman International
 - Transamerica Oppenheimer Developing Markets
 - Transamerica Oppenheimer Small- & Mid-Cap Value
 - Transamerica PIMCO Real Return TIPS
 - Transamerica Schroders International Small Cap
 - Transamerica Short-Term Bond
 - Transamerica Third Avenue Value

 - Transamerica Thornburg International Value

 - Transamerica UBS Large Cap Value
 - Transamerica Van Kampen Emerging Markets Debt
 - Transamerica Van Kampen Mid-Cap Growth
 - Transamerica Van Kampen Small Company Growth

 - Transamerica WMC Emerging Markets



                                       TST
              TAAMOD-1 Transamerica Asset Allocation -- Moderate VP

TST UNDERLYING PORTFOLIOS:
 - Transamerica American Century Large Company Value VP
 - Transamerica Balanced VP
 - Transamerica BlackRock Large Cap Value VP
 - Transamerica Capital Guardian Value VP
 - Transamerica Clarion Global Real Estate Securities VP
 - Transamerica Convertible Securities VP
 - Transamerica Equity VP
 - Transamerica Federated Market Opportunity VP
 - Transamerica Growth Opportunities VP
 - Transamerica Jennison Growth VP
 - Transamerica JPMorgan Core Bond VP
 - Transamerica JPMorgan Enhanced Index VP
 - Transamerica JPMorgan Mid Cap Value VP
 - Transamerica Legg Mason Partners All Cap VP
 - Transamerica Marsico Growth VP
 - Transamerica MFS High Yield VP
 - Transamerica Money Market VP
 - Transamerica Munder Net50 VP
 - Transamerica PIMCO Total Return VP
 - Transamerica Science & Technology VP
 - Transamerica Small/Mid Cap Value VP
 - Transamerica T. Rowe Price Equity Income VP
 - Transamerica T. Rowe Price Growth Stock VP
 - Transamerica T. Rowe Price Small Cap VP
 - Transamerica Templeton Global VP
 - Transamerica U.S. Government Securities VP
 - Transamerica Value Balanced VP
 - Transamerica Van Kampen Active International Allocation VP
 - Transamerica Van Kampen Large Cap Core VP

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

Risk is inherent in all investing. The value of your investment in the portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the portfolio or your investment may not perform as well as other similar investments. The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. If the market prices of the securities owned by the portfolio fall, the value of your investment in the portfolio will decline. The value of a security may fall due to factors affecting securities markets generally or a particular sector of the securities markets or factors affecting particular industries or issuers. The equity and debt capital markets in the United States and internationally have experienced unprecedented volatility. This financial crisis has caused a significant decline in the value and liquidity of many securities. This environment could make identifying investment risks and opportunities especially difficult. These market conditions may continue or get worse. Changes in market conditions will not have the same impact on all types of securities.

ASSET ALLOCATION
The Portfolio Construction Manager allocates the portfolio's assets among various underlying funds and portfolios. These allocations may be unsuccessful in maximizing the portfolio's return and/or avoiding investment losses.

UNDERLYING FUNDS AND PORTFOLIOS

Because the portfolio invests its assets in various underlying funds and portfolios, its ability to achieve its investment objective depends largely on the performance of the underlying funds/portfolios in which it invests. The portfolio is indirectly subject to all of the risks associated with an investment in the underlying funds/portfolios, as described in this prospectus and the prospectuses of the underlying Transamerica Funds. There can be no assurance that the investment objective of any underlying fund/portfolio will be achieved. In addition, the portfolio will indirectly bear a pro rata portion of the operating expenses of the underlying funds and portfolios in which it invests, and it is subject to business and regulatory developments affecting the underlying funds and portfolios.


STOCKS

Stocks may be volatile -- their prices may go up and down dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, the securities market as a whole or the overall economy. Because the stocks the portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.



                                       TST
              TAAMOD-2 Transamerica Asset Allocation -- Moderate VP

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:
 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down. The longer the maturity or duration, the more sensitive the value of a fixed-income security is to fluctuations in interest rates
 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities

 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes

 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines. The portfolio may incur expenses to protect the portfolio's interest in securities experiencing these events. If the portfolio invests in securities that are subordinated to other securities, or which represent interests in pools of such subordinated securities, those investments may be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer.

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

FOREIGN SECURITIES
Investments in foreign securities including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs"), and European Depositary Receipts ("EDRs") involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - different accounting and reporting practices
 - less information available to the public
 - less (or different) regulation of securities markets
 - more complex business negotiations
 - less liquidity
 - more fluctuations in prices
 - delays in settling foreign securities transactions
 - higher costs for holding shares (custodial fees)
 - higher transaction costs
 - vulnerability to seizure and taxes
 - political or financial instability and small markets
 - different market trading days

CURRENCY
When the portfolio invests in securities denominated in foreign currencies, it is subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, the portfolio's investments in foreign currency denominated securities may reduce the returns of the portfolio.

INVESTMENT COMPANIES
To the extent that an underlying portfolio invests in other investment companies such as Exchange-Traded Funds ("ETFs"), it bears its pro rata share of these investment companies' expenses, and is subject to the effects of the business and regulatory developments that affect these investment companies and the investment company industry generally.


PLEASE ALSO SEE THE PORTFOLIO'S WEBSITE AT WWW.TRANSAMERICAFUNDS.COM (SELECT TRANSAMERICA VARIABLE PORTFOLIO) FOR MORE INFORMATION ABOUT THE PORTFOLIO.


YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.


                                       TST
              TAAMOD-3 Transamerica Asset Allocation -- Moderate VP

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------


The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's primary benchmark, the Dow Jones Wilshire 5000 Total Market Index ("Wilshire 5000 Index"), tracks the returns of practically all publicly traded, U.S. headquartered stocks that trade on the major exchanges; the secondary benchmark is the Barclays Capital (formerly Lehman Brothers) U.S. Aggregate Index ("BCUSA Index"), which covers the U.S. dollar-denominated, investment-grade, fixed-rate, taxable bond market of SEC-registered securities, including U.S. Treasury issues, corporate and government-related debt issues, mortgage-backed securities, asset-backed securities and commercial mortgage-backed securities. Each index is a widely recognized, unmanaged index of market performance. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.


Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

(PERFORMANCE GRAPH)


2003                                           24.87
2004                                           11.39
2005                                            7.44
2006                                           11.48
2007                                            7.95
2008                                          -25.96



The highest and lowest quarterly returns for the periods reflected in the bar chart are:


                    Highest:  11.35%   Quarter ended  6/30/2003
                    Lowest:  (13.10)%  Quarter ended 12/31/2008



                          AVERAGE ANNUAL TOTAL RETURNS
                   (For Calendar Year ended December 31, 2008)


                                   1 YEAR    5 YEARS   LIFE OF FUND*
                                   ------    -------   -------------
Initial Class                      (25.96)%    1.29%        2.42%
Service Class                      (26.19)%    1.03%        4.09%
Wilshire 5000 Index                (37.33)%   (1.67)%      (0.04)%
BCUSA Index                          5.24%     4.65%        5.31%




* Initial Class shares commenced operations May 1, 2002; Service Class shares commenced operations May 1, 2003.

(MONEY ICON)
EXPENSES
----------------------------------------


When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts. The table below sets forth the estimated fees and expenses you may pay if you invest in the portfolio's shares, and, unless otherwise indicated, reflects expenses incurred by the portfolio during its fiscal year ended December 31, 2008. Actual expenses may vary significantly.



                                       TST
              TAAMOD-4 Transamerica Asset Allocation -- Moderate VP

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets


                                CLASS OF SHARES
                              INITIAL     SERVICE
-------------------------------------------------
Management fees                 0.10%       0.10%
Rule 12b-1 fees                 0.00%(b)    0.25%
Other expenses                  0.03%       0.03%
Acquired fund fees and
  expenses (fees and
  expenses of underlying
  funds)                        0.81%       0.81%
                              -------------------
TOTAL(d)                        0.94%       1.19%
Expense reduction(c)            0.00%       0.00%
                              -------------------
NET OPERATING EXPENSES(d)       0.94%       1.19%
-------------------------------------------------




(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2008.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2010. The Board of Trustees reserves the right to cause such fees to be paid after that date.

(c) Contractual arrangement with Transamerica Asset Management, Inc. ("TAM") through April 30, 2010 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.25%, excluding 12b-1 fees, certain extraordinary expenses and acquired (i.e., underlying) funds' fees and expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.25% of average daily net assets, excluding 12b-1 fees, acquired (i.e., underlying) funds' fees and expenses and certain extraordinary expenses.


(d) Portfolio operating expenses do not correlate to the ratios of expenses to average net assets in the financial highlights table, which do not include acquired (i.e., underlying) funds' fees and expenses.


EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It shows the cumulative expenses you would pay if you invested $10,000, reinvested all distributions and dividends without a sales charge, and held your shares for the periods shown and then redeem all of your shares at the end of those periods, with a 5% annual return (this assumption is required by the SEC and is not a prediction of the portfolio's future performance) and portfolio operating expenses remaining the same. Because actual returns and expenses will be different, the example is for comparison only.


The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.


SHARE CLASS               1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------
Initial Class              $ 96      $332      $586     $1,315
Service Class              $121      $378      $654     $1,443
---------------------------------------------------------------





(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------
INVESTMENT ADVISER: Transamerica Asset Management, Inc., ("TAM") 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the annual rate of 0.10% of the portfolio's average daily net assets.


For the fiscal year ended December 31, 2008, the portfolio paid a management fee of 0.10% of the portfolio's average daily net assets.



PORTFOLIO CONSTRUCTION MANAGER: Morningstar Associates, LLC ("Morningstar"), located at 22 West Washington Street, Chicago, IL 60602, serves as a portfolio construction manager and, as such, makes asset allocation and underlying fund/portfolio selection decisions for the portfolio.


PORTFOLIO CONSTRUCTION MANAGER COMPENSATION: The Portfolio Construction Manager receives compensation from TAM, calculated daily and paid monthly, at the annual rate of 0.10% of the portfolio's average daily net assets.


A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's semi-annual report for the fiscal period ended June 30, 2008.


PORTFOLIO MANAGERS:


The portfolio is managed by the following portfolio construction team. In addition to this team, Morningstar utilizes a number of other internal asset allocation consultants that serve as an investment resource to the team. Prior to joining the portfolio construction team, Mr. Stout, Mr. Hale and Mr. McConnell served as asset allocation consultants since the portfolio's inception; Mr. Kowara served as an asset allocation consultant since his return to Morningstar in 2004.



                                       TST
              TAAMOD-5 Transamerica Asset Allocation -- Moderate VP

MICHAEL STOUT, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar, and joined Morningstar in 1993 as a research analyst covering closed-end funds. He moved to open-end fund coverage in early 1996, and in 1997 became a senior analyst and editor of stock-fund research. Mr. Stout was one of the founding members of Morningstar's Institutional Investment Consulting Group, launched in 1998, and currently serves as a senior consultant. Prior to joining Morningstar, he was an investment consultant with A.G. Edwards & Sons and was an officer in the U.S. Air Force. He holds a B.A. from the Ohio State University, an M.B.A. from the University of Texas, and is a Chartered Financial Analyst. He began performing asset allocation services for the portfolio in 2006.

JON HALE, PH.D., CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar and joined Morningstar in 1995 as an analyst covering closed-end funds and began covering open-end funds the next year. As a fund analyst, Mr. Hale covered funds across the full range of investment categories. From 1998 to 2000, he helped launch Morningstar's Institutional Investment Consulting Group, and then joined the management team at Domini Social Investments, LLC. Mr. Hale then rejoined the consulting group at Morningstar in November 2001 as a senior consultant. Prior to joining Morningstar, he taught at several universities. Mr. Hale has a B.A. with Honors from the University of Oklahoma, and a Ph.D. in political science from Indiana University. He began performing asset allocation services for the portfolio in 2006.

JEFF MCCONNELL, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar and joined Morningstar in 1997 as a fund analyst, specializing in domestic equity. Mr. McConnell also worked as a stock analyst in Morningstar's Equities Analysis Group. Prior to joining Morningstar, he worked as an institutional consultant at SEI Corporation. Mr. McConnell holds a B.A. in economics from Michigan State University and an M.B.A. from DePaul University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.


MACIEJ KOWARA, PH.D., CFA, Co-Portfolio Manager and Research & Development Consultant of Morningstar, joined Morningstar in February 2004 as the head of Morningstar's research and development and quantitative analysis efforts. Prior to that, he spent five years as an analyst at Deutsche Bank's Scudder Investments group and prior to joining Deutsche Bank, was a senior mutual-fund analyst at Morningstar specializing in fixed-income funds. Mr. Kowara holds a B.A. from University of Toronto and a Ph.D. from Harvard University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

The SAI provides additional information about the portfolio construction team's compensation, other accounts managed by the portfolio construction team, and the portfolio construction team's ownership of securities in the portfolio.



                                       TST
              TAAMOD-6 Transamerica Asset Allocation -- Moderate VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2008 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2008 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.


                                                                     INITIAL CLASS
                                           ----------------------------------------------------------------
                                                                YEAR ENDED DECEMBER 31,
FOR A SHARE OUTSTANDING THROUGHOUT EACH    ----------------------------------------------------------------
PERIOD                                       2008         2007          2006          2005          2004
-----------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of year                          $  12.90    $    12.66    $    12.24    $    12.10    $    10.99
INVESTMENT OPERATIONS
Net investment income(a)                       0.50          0.40          0.44          0.40          0.18
Net realized and unrealized gain (loss)       (3.59)         0.57          0.89          0.46          1.06
                                           ----------------------------------------------------------------
Total operations                              (3.09)         0.97          1.33          0.86          1.24
                                           ----------------------------------------------------------------
DISTRIBUTIONS
From net investment income                    (0.37)        (0.39)        (0.33)        (0.22)        (0.03)
From net realized gains                       (1.08)        (0.34)        (0.58)        (0.50)        (0.10)
                                           ----------------------------------------------------------------
Total distributions                           (1.45)        (0.73)        (0.91)        (0.72)        (0.13)
                                           ----------------------------------------------------------------
NET ASSET VALUE
End of year                                $   8.36    $    12.90    $    12.66    $    12.24    $    12.10
                                           ----------------------------------------------------------------
TOTAL RETURN(B)                              (25.96)%        7.95%        11.48%         7.44%        11.39%
NET ASSETS END OF YEAR (000's)             $957,157    $1,550,984    $1,591,304    $1,509,579    $1,405,218
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(c)              0.13%         0.13%         0.13%         0.14%         0.13%
Net investment income, to average net
  assets(d)                                    4.50%         3.10%         3.53%         3.36%         1.61%
Portfolio turnover rate                          23%           20%            3%           24%           30%
-----------------------------------------------------------------------------------------------------------






                                                                    SERVICE CLASS
                                          -----------------------------------------------------------------
                                                               YEAR ENDED DECEMBER 31,
FOR A SHARE OUTSTANDING THROUGH OUT       -----------------------------------------------------------------
EACH PERIOD                                  2008           2007          2006          2005         2004
-----------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of year                         $    12.83     $    12.60    $    12.20     $  12.09     $  10.98
INVESTMENT OPERATIONS
Net investment income(a)                        0.37           0.39          0.43         0.41         0.18
Net realized and unrealized gain (loss)        (3.47)          0.55          0.87         0.42         1.03
                                          -----------------------------------------------------------------
Total operations                               (3.10)          0.94          1.30         0.83         1.21
                                          -----------------------------------------------------------------
DISTRIBUTIONS
From net investment income                     (0.35)         (0.37)        (0.32)       (0.22)        --(e)
From net realized gains                        (1.08)         (0.34)        (0.58)       (0.50)       (0.10)
                                          -----------------------------------------------------------------
Total distributions                            (1.43)         (0.71)        (0.90)       (0.72)       (0.10)
                                          -----------------------------------------------------------------
NET ASSET VALUE
End of year                               $     8.30     $    12.83    $    12.60     $  12.20     $  12.09
                                          -----------------------------------------------------------------
TOTAL RETURN(B)                               (26.19)%         7.73%        11.21%        7.13%       11.13%
NET ASSETS END OF YEAR (000's)            $1,190,212    $ 1,452,693    $1,043,139    $ 605,462    $ 227,221
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(c)               0.38%          0.38%         0.38%        0.39%        0.39%
Net investment income, to average net
  assets(d)                                     3.36%          3.03%         3.44%        3.40%        1.63%
Portfolio turnover rate                           23%            20%            3%          24%          30%
-----------------------------------------------------------------------------------------------------------





(a)  Calculation is based on average number of shares outstanding.





(b) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.





(c) Does not include expenses of the investment companies in which the portfolio invests.





(d) Recognition of net investment income by the portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the portfolio invests.



(e)  Rounds to less than ($0.01) per share.



                                       TST
              TAAMOD-7 Transamerica Asset Allocation -- Moderate VP

(MORNINGSTAR LOGO)
Transamerica Asset Allocation --  Moderate Growth VP



(BULLSEYE ICON)
OBJECTIVE
----------------------------------------
This portfolio seeks capital appreciation with current income as a secondary objective.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------
The portfolio seeks to achieve this objective by investing its assets in a diversified combination of underlying TST portfolios and certain funds of Transamerica Funds (the "underlying funds/portfolios").




- Under normal market conditions, expectations are to adjust the investments in underlying funds and/or portfolios to achieve a mix over time of approximately 70% of assets in equities and 30% of assets in fixed-income, which may include bonds, cash, cash equivalents and other money market instruments. These percentages may vary at different times.


- Allocation of assets among the underlying funds/portfolios is based on such things as prudent diversification principles, general market outlooks (both domestic and global), historical performance, global markets' current valuations, and other global economic factors.

- The portfolio may periodically adjust its allocations to favor investments in those underlying funds/portfolios that it believes will provide the most favorable outlook for achieving its investment objective.

- The portfolio may also invest directly in U.S. government securities and/or short-term commercial paper.

It is not possible to predict the extent to which the portfolio will be invested in a particular underlying fund/portfolio at any time.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying funds/portfolios.

The portfolio construction manager, Morningstar Associates, LLC (the "Portfolio Construction Manager"), determines the portfolio's asset allocations and periodic changes thereto, and other portfolio investments. The Portfolio Construction Manager may change the portfolio's asset allocations and underlying funds/portfolios at any time without notice to shareholders and without shareholder approval.

Please see Appendix A for more information about investment strategies.


(ICON7)
LIST OF UNDERLYING FUNDS AND PORTFOLIOS
----------------------------------------


This section lists the underlying funds/portfolios in which the portfolio may invest. For a summary of the respective investment objectives and principal investment strategies and risks of each underlying fund/portfolio, please refer to Appendix B of this prospectus. Further information about an underlying fund/portfolio is contained in that underlying fund/portfolio's prospectus and available online at www.transamericafunds.com or by calling 1-888-233-4339.


TRANSAMERICA FUNDS UNDERLYING FUNDS:

 - Transamerica AllianceBernstein International Value


 - Transamerica BlackRock Global Allocation
 - Transamerica Evergreen Health Care
 - Transamerica Evergreen International Small Cap
 - Transamerica Flexible Income
 - Transamerica High Yield Bond
 - Transamerica JPMorgan International Bond


 - Transamerica Loomis Sayles Bond
 - Transamerica Marsico International Growth
 - Transamerica MFS International Equity
 - Transamerica Neuberger Berman International
 - Transamerica Oppenheimer Developing Markets
 - Transamerica Oppenheimer Small- & Mid-Cap Value
 - Transamerica PIMCO Real Return TIPS
 - Transamerica Schroders International Small Cap
 - Transamerica Short-Term Bond
 - Transamerica Third Avenue Value

 - Transamerica Thornburg International Value

 - Transamerica UBS Large Cap Value
 - Transamerica Van Kampen Emerging Markets Debt
 - Transamerica Van Kampen Mid-Cap Growth
 - Transamerica Van Kampen Small Company Growth

 - Transamerica WMC Emerging Markets


TST UNDERLYING PORTFOLIOS:

 - Transamerica American Century Large Company Value VP
 - Transamerica Balanced VP
 - Transamerica BlackRock Large Cap Value VP
 - Transamerica Capital Guardian Value VP
 - Transamerica Clarion Global Real Estate Securities VP
 - Transamerica Convertible Securities VP


                                       TST
           TAAMG-1 Transamerica Asset Allocation -- Moderate Growth VP

 - Transamerica Equity VP
 - Transamerica Federated Market Opportunity VP
 - Transamerica Growth Opportunities VP
 - Transamerica Jennison Growth VP
 - Transamerica JPMorgan Core Bond VP
 - Transamerica JPMorgan Enhanced Index VP
 - Transamerica JPMorgan Mid Cap Value VP
 - Transamerica Legg Mason Partners All Cap VP
 - Transamerica Marsico Growth VP
 - Transamerica MFS High Yield VP
 - Transamerica Money Market VP
 - Transamerica Munder Net50 VP
 - Transamerica PIMCO Total Return VP
 - Transamerica Science & Technology VP
 - Transamerica Small/Mid Cap Value VP
 - Transamerica T. Rowe Price Equity Income VP
 - Transamerica T. Rowe Price Growth Stock VP
 - Transamerica T. Rowe Price Small Cap VP
 - Transamerica Templeton Global VP
 - Transamerica U.S. Government Securities VP
 - Transamerica Value Balanced VP
 - Transamerica Van Kampen Active International Allocation VP
 - Transamerica Van Kampen Large Cap Core VP

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

Risk is inherent in all investing. The value of your investment in the portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the portfolio or your investment may not perform as well as other similar investments. The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. If the market prices of the securities owned by the portfolio fall, the value of your investment in the portfolio will decline. The value of a security may fall due to factors affecting securities markets generally or a particular sector of the securities markets or factors affecting particular industries or issuers. The equity and debt capital markets in the United States and internationally have experienced unprecedented volatility. This financial crisis has caused a significant decline in the value and liquidity of many securities. This environment could make identifying investment risks and opportunities especially difficult. These market conditions may continue or get worse. Changes in market conditions will not have the same impact on all types of securities.

ASSET ALLOCATION
The Portfolio Construction Manager allocates the portfolio's assets among various underlying funds and portfolios. These allocations may be unsuccessful in maximizing the portfolio's return and/or avoiding investment losses.

UNDERLYING FUNDS AND PORTFOLIOS

Because the portfolio invests its assets in various underlying funds and portfolios, its ability to achieve its investment objective depends largely on the performance of the underlying funds/portfolios in which it invests. The portfolio is indirectly subject to all of the risks associated with an investment in the underlying funds/portfolios, as described in this prospectus and the prospectuses of the underlying Transamerica Funds. There can be no assurance that the investment objective of any underlying fund/portfolio will be achieved. In addition, the portfolio will indirectly bear a pro rata portion of the operating expenses of the underlying funds and portfolios in which it invests, and it is subject to business and regulatory developments affecting the underlying funds and portfolios.


STOCKS

Stocks may be volatile -- their prices may go up and down dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, the securities market as a whole or the overall economy. Because the stocks the portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.


FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:
 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down. The longer the maturity or duration, the more

                                       TST
           TAAMG-2 Transamerica Asset Allocation -- Moderate Growth VP sensitive the value of a fixed-income security is to fluctuations in interest rates
 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines. The portfolio may incur expenses to protect the portfolio's interest in securities experiencing these events. If the portfolio invests in securities that are subordinated to other securities, or which represent interests in pools of such subordinated securities, those investments may be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer.

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

FOREIGN SECURITIES
Investments in foreign securities including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs"), and European Depositary Receipts ("EDRs") involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - different accounting and reporting practices
 - less information available to the public
 - less (or different) regulation of securities markets
 - more complex business negotiations
 - less liquidity
 - more fluctuations in prices
 - delays in settling foreign securities transactions
 - higher costs for holding shares (custodial fees)
 - higher transaction costs
 - vulnerability to seizure and taxes
 - political or financial instability and small markets
 - different market trading days

CURRENCY
When the portfolio invests in securities denominated in foreign currencies, it is subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, the portfolio's investments in foreign currency denominated securities may reduce the returns of the portfolio.

INVESTMENT COMPANIES
To the extent that an underlying portfolio invests in other investment companies such as Exchange-Traded Funds ("ETFs"), it bears its pro rata share of these investment companies' expenses, and is subject to the effects of the business and regulatory developments that affect these investment companies and the investment company industry generally.


PLEASE ALSO SEE THE PORTFOLIO'S WEBSITE AT WWW.TRANSAMERICAFUNDS.COM (SELECT TRANSAMERICA VARIABLE PORTFOLIO) FOR MORE INFORMATION ABOUT THE PORTFOLIO.


YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.


                                       TST
           TAAMG-3 Transamerica Asset Allocation -- Moderate Growth VP

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's primary benchmark, the Dow Jones Wilshire 5000 Total Market Index, ("Wilshire 5000 Index"), tracks the returns of practically all publicly traded, U.S. headquartered stocks that trade on the major exchanges. The secondary benchmark is the Barclays Capital (formerly Lehman Brothers) U.S. Aggregate Index ("BCUSA Index"), which covers the U.S. dollar-denominated, investment-grade, fixed-rate, taxable bond market of SEC-registered securities, including U.S. Treasury issues, corporate and government-related debt issues, mortgage-backed securities, asset-backed securities and commercial mortgage-backed securities. Each index is a widely recognized, unmanaged index of market performance. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.


Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

(PERFORMANCE GRAPH)

2003                                           27.17
2004                                           13.54
2005                                            9.91
2006                                           13.83
2007                                            7.81
2008                                          -32.76




The highest and lowest quarterly returns for the periods reflected in the bar chart are:




                    Highest:  12.68%   Quarter ended  6/30/2003
                    Lowest:  (17.33)%  Quarter ended 12/31/2008



                          AVERAGE ANNUAL TOTAL RETURNS
                   (For Calendar Year ended December 31, 2008)


                                  1 YEAR    5 YEARS    LIFE OF FUND*
                                  ------    -------    -------------
Initial Class                     (32.76)%    0.59%         1.66%
Service Class                     (32.92)%    0.34%         3.89%
Wilshire 5000 Index               (37.33)%   (1.67)%       (0.04)%
BCUSA Index                         5.24%     4.65%         5.31%




* Initial Class shares commenced operations May 1, 2002; Service Class shares commenced operations May 1, 2003.

(MONEY ICON)
EXPENSES
----------------------------------------


When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts. The table below sets forth the estimated fees and expenses you may pay if you invest in the portfolio's shares, and, unless otherwise indicated, reflects expenses incurred by the portfolio during its fiscal year ended December 31, 2008. Actual expenses may vary significantly.



                                       TST
           TAAMG-4 Transamerica Asset Allocation -- Moderate Growth VP

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets


                                CLASS OF SHARES
                              INITIAL     SERVICE
-------------------------------------------------
Management fees                 0.10%       0.10%
Rule 12b-1 fees                 0.00%(b)    0.25%
Other expenses                  0.03%       0.03%
Acquired fund fees and
  expenses (fees and
  expenses of underlying
  funds)                        0.86%       0.86%
                              -------------------
TOTAL(D)                        0.99%       1.24%
Expense reduction(c)            0.00%       0.00%
                              -------------------
NET OPERATING EXPENSES(D)       0.99%       1.24%
-------------------------------------------------




(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2008.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2010. The Board of Trustees reserves the right to cause such fees to be paid after that date.

(c) Contractual arrangement with Transamerica Asset Management, Inc. ("TAM") through April 30, 2010 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.25%, excluding 12b-1 fees, certain extraordinary expenses and acquired (i.e., underlying) funds' fees and expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.25% of average daily net assets, excluding 12b-1 fees, acquired (i.e., underlying) funds' fees and expenses and certain extraordinary expenses.


(d) Portfolio operating expenses do not correlate to the ratios of expenses to average net assets in the financial highlights table, which do not include acquired (i.e., underlying) funds' fees and expenses.


EXPENSE EXAMPLE


This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It shows the cumulative expenses you would pay if you invested $10,000, reinvested all distributions and dividends without a sales charge, and held your shares for the periods shown and then redeem all of your shares at the end of those periods, with a 5% annual return (this assumption is required by the SEC and is not a prediction of the portfolio's future performance) and portfolio operating expenses remaining the same. Because actual returns and expenses will be different, the example is for comparison only. The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.



SHARE CLASS               1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------
Initial Class              $101      $347      $613     $1,373
Service Class              $126      $393      $681     $1,500
---------------------------------------------------------------





(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------
INVESTMENT ADVISER: Transamerica Asset Management, Inc., ("TAM") 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the annual rate of 0.10% of the portfolio's average daily net assets.


For the fiscal year ended December 31, 2008, the portfolio paid a management fee of 0.10% of the portfolio's average daily net assets.



PORTFOLIO CONSTRUCTION MANAGER: Morningstar Associates, LLC ("Morningstar"), located at 22 West Washington Street, Chicago, IL 60602, serves as a portfolio construction manager and, as such, makes asset allocation and underlying fund/portfolio selection decisions for the portfolio.


PORTFOLIO CONSTRUCTION MANAGER COMPENSATION: The Portfolio Construction Manager receives compensation from TAM, calculated daily and paid monthly, at the annual rate of 0.10% of the portfolio's average daily net assets.


A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's semi-annual report for the fiscal period ended June 30, 2008.


PORTFOLIO MANAGERS:

The portfolio is managed by the following portfolio construction team. In addition to this team, Morningstar utilizes a number of other internal asset allocation consultants that serve as an investment resource to the team. Prior to joining the portfolio construction team, Mr. Stout, Mr. Hale and Mr. McConnell served as asset allocation consultants since the portfolio's inception; Mr. Kowara served as an asset allocation consultant since his return to Morningstar in 2004.


                                       TST
           TAAMG-5 Transamerica Asset Allocation -- Moderate Growth VP

MICHAEL STOUT, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar, and joined Morningstar in 1993 as a research analyst covering closed-end funds. He moved to open-end fund coverage in early 1996, and in 1997 became a senior analyst and editor of stock-fund research. Mr. Stout was one of the founding members of Morningstar's Institutional Investment Consulting Group, launched in 1998, and currently serves as a senior consultant. Prior to joining Morningstar, he was an investment consultant with A.G. Edwards & Sons and was an officer in the U.S. Air Force. He holds a B.A. from the Ohio State University, an M.B.A. from the University of Texas, and is a Chartered Financial Analyst. He began performing asset allocation services for the portfolio in 2006.

JON HALE, PH.D., CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar and joined Morningstar in 1995 as an analyst covering closed-end funds and began covering open-end funds the next year. As a fund analyst, Mr. Hale covered funds across the full range of investment categories. From 1998 to 2000, he helped launch Morningstar's Institutional Investment Consulting Group, and then joined the management team at Domini Social Investments, LLC. Mr. Hale then rejoined the consulting group at Morningstar in November 2001 as a senior consultant. Prior to joining Morningstar, he taught at several universities. Mr. Hale has a B.A. with Honors from the University of Oklahoma, and a Ph.D. in political science from Indiana University. He began performing asset allocation services for the portfolio in 2006.

JEFF MCCONNELL, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar and joined Morningstar in 1997 as a fund analyst, specializing in domestic equity. Mr. McConnell also worked as a stock analyst in Morningstar's Equities Analysis Group. Prior to joining Morningstar, he worked as an institutional consultant at SEI Corporation. Mr. McConnell holds a B.A. in economics from Michigan State University and an M.B.A. from DePaul University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.


MACIEJ KOWARA, PH.D., CFA, Co-Portfolio Manager and Research & Development Consultant of Morningstar, joined Morningstar in February 2004 as the head of Morningstar's research and development and quantitative analysis efforts. Prior to that, he spent five years as an analyst at Deutsche Bank's Scudder Investments group and prior to joining Deutsche Bank, was a senior mutual-fund analyst at Morningstar specializing in fixed-income funds. Mr. Kowara holds a B.A. from University of Toronto and a Ph.D. from Harvard University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

The SAI provides additional information about the portfolio construction team's compensation, other accounts managed by the portfolio construction team, and the portfolio construction team's ownership of securities in the portfolio.




                                       TST
           TAAMG-6 Transamerica Asset Allocation -- Moderate Growth VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2008 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2008 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.


                                                                     INITIAL CLASS
                                          ------------------------------------------------------------------
                                                                YEAR ENDED DECEMBER 31,
FOR A SHARE OUTSTANDING THROUGHOUT EACH   ------------------------------------------------------------------
PERIOD                                       2008          2007          2006          2005          2004
------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of year                         $    14.07    $    13.72    $    12.80    $    12.18    $    10.82
INVESTMENT OPERATIONS
Net investment income(a)                        0.34          0.37          0.43          0.30          0.13
Net realized and unrealized gain (loss)        (4.58)         0.67          1.27          0.88          1.32
                                          ------------------------------------------------------------------
Total operations                               (4.24)         1.04          1.70          1.18          1.45
                                          ------------------------------------------------------------------
DISTRIBUTIONS
From net investment income                     (0.34)        (0.34)        (0.22)        (0.14)        (0.02)
From net realized gains                        (1.33)        (0.35)        (0.56)        (0.42)        (0.07)
                                          ------------------------------------------------------------------
Total distributions                            (1.67)        (0.69)        (0.78)        (0.56)        (0.09)
                                          ------------------------------------------------------------------
NET ASSET VALUE
End of year                               $     8.16    $    14.07    $    13.72    $    12.80    $    12.18
                                          ------------------------------------------------------------------
TOTAL RETURN(B)                               (32.76)%        7.81%        13.83%         9.91%        13.54%
NET ASSETS END OF YEAR (000's)            $1,217,825    $2,229,744    $2,277,269    $1,892,007    $1,560,998
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(c)               0.13%         0.13%         0.13%         0.14%         0.14%
Net investment income, to average net
  assets(d)                                     2.94%         2.63%         3.25%         2.47%         1.15%
Portfolio turnover rate                           18%           24%            2%           23%           30%
------------------------------------------------------------------------------------------------------------






                                                                     SERVICE CLASS
                                           ----------------------------------------------------------------
                                                                YEAR ENDED DECEMBER 31,
FOR A SHARE OUTSTANDING THROUGHOUT EACH    ----------------------------------------------------------------
PERIOD                                        2008          2007          2006          2005         2004
-----------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of year                          $    13.97    $    13.64    $    12.75     $  12.15     $  10.83
INVESTMENT OPERATIONS
Net investment income(a)                         0.34          0.37          0.42         0.29         0.12
Net realized and unrealized gain (loss)         (4.58)         0.63          1.24         0.86         1.29
                                           ----------------------------------------------------------------
Total operations                                (4.24)         1.00          1.66         1.15         1.41
                                           ----------------------------------------------------------------
DISTRIBUTIONS
From net investment income                      (0.32)        (0.32)        (0.21)       (0.13)       (0.02)
From net realized gains                         (1.32)        (0.35)        (0.56)       (0.42)       (0.07)
                                           ----------------------------------------------------------------
Total distributions                             (1.64)        (0.67)        (0.77)       (0.55)       (0.09)
                                           ----------------------------------------------------------------
NET ASSET VALUE
End of year                                $     8.09    $    13.97    $    13.64     $  12.75     $  12.15
                                           ----------------------------------------------------------------
TOTAL RETURN(B)                                (32.92)%        7.56%        13.54%        9.71%       13.16%
NET ASSETS END OF YEAR (000's)             $2,187,892    $2,797,290    $1,823,589    $ 858,857    $ 272,625
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(c)                0.38%         0.38%         0.38%        0.39%        0.39%
Net investment income, to average net
  assets(d)                                      2.99%         2.64%         3.15%        2.40%        1.08%
Portfolio turnover rate                            18%           24%            2%          23%          30%
-----------------------------------------------------------------------------------------------------------





(a)  Calculation is based on average number of shares outstanding.





(b) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.





(c) Does not include expenses of the investment companies in which the portfolio invests.





(d) Recognition of net investment income by the portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the portfolio invests.



                                       TST
           TAAMG-7 Transamerica Asset Allocation -- Moderate Growth VP

-------------------------

When a sub-adviser uses a "bottom-up" approach, it looks primarily at individual companies against the context of broader market factors.






(TRANSAMERICA INVESTMENT MANAGEMENT LOGO)               TRANSAMERICA BALANCED VP



(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks long-term capital growth and current income with a secondary objective of capital preservation, by balancing investments among stocks, bonds and cash or cash equivalents.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC ("TIM"), seeks to achieve the portfolio's objective by investing primarily in common stocks and high quality bonds with maturities of less than 30 years. TIM may also invest in cash or cash equivalents such as money market funds and other short-term investment instruments. This requires the managers of each portion of the portfolio to be flexible in managing the portfolio's assets. At times, TIM may shift portions held in bonds and stocks according to business and investment conditions. However, at all times the portfolio will hold at least 25% of its assets in non-convertible fixed income securities.



To achieve its goal, TIM invests in a diversified portfolio of common stocks, bonds, money market instruments and other short-term debt securities issued by companies of all sizes. TIM's equity and fixed-income management teams work together to build a portfolio of growth stocks combined with bonds that TIM considers to be of good credit quality purchased at favorable prices.



TIM uses a "bottom-up" approach to investing. It studies industry and economic trends, but focuses on researching individual issuers. The portfolio is constructed one security at a time. Each issuer passes through a research process and stands on its own merits as a viable investment in TIM's opinion.



Equity Investments - TIM uses an intrinsic value discipline in selecting securities, based on strong earnings and cash flows to foster future growth, with the goal of producing a long-term, above-average rate of return. In projecting free cash flows and determining earnings potential and valuation, TIM uses multiple factors such as:



 - the quality of the management team;


 - the company's ability to earn returns on capital in excess of the cost of capital;


 - competitive barriers to entry; and


 - the financial condition of the company.



TIM takes a long-term approach to investing and views each investment in a company as owning a piece of the business.



Fixed-Income Investments - TIM's bond management team seeks out bonds with credit strength of the quality that it believes could warrant higher ratings, which, in turn, could lead to higher valuations. To identify these bonds, the bond research team performs in-depth income and credit analysis on companies issuing bonds under consideration for the portfolio. It also compiles bond price information from many different bond markets and evaluates how these bonds can be expected to perform with respect to recent economic developments. TIM analyzes this market information daily, negotiating each trade and buying bonds at what TIM considers to be the best available prices.



The portfolio may invest in mortgage-backed securities and lower-rated bonds. The portfolio may also invest in derivative securities, including futures, options and options on futures, swaps and foreign securities.



The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.





Please see Appendix A for more information about investment strategies.


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------



Risk is inherent in all investing. The value of your investment in the portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the portfolio or your investment may not perform as


                                       TST
                          TB-1 Transamerica Balanced VP
well as other similar investments. The portfolio is subject to the following primary risks, as well as other risks described in Appendix A:



MARKET


The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. If the market prices of the securities owned by the portfolio fall, the value of your investment in the portfolio will decline. The value of a security may fall due to factors affecting securities markets generally or a particular sector of the securities markets or factors affecting particular industries or issuers. The equity and debt capital markets in the United States and internationally have experienced unprecedented volatility. This financial crisis has caused a significant decline in the value and liquidity of many securities. This environment could make identifying investment risks and opportunities especially difficult. These market conditions may continue or get worse. Changes in market conditions will not have the same impact on all types of securities.


STOCKS

Stocks may be volatile -- their prices may go up and down dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, the securities market as a whole or the overall economy. Because the stocks the portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.



GROWTH STOCKS


Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.


FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - market risk: fluctuations in market value

 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down. The longer the maturity or duration, the more sensitive the value of a fixed-income security is to fluctuations in interest rates

 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes

 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines. The portfolio may incur expenses to protect the portfolio's interest in securities experiencing these events. If the portfolio invests in securities that are subordinated to other securities, or which represent interests in pools of such subordinated securities, those investments may be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer.


If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.


                                       TST
                          TB-2 Transamerica Balanced VP

DERIVATIVES


The use of derivative instruments may involve risks and costs different from, and possibly greater than, the risks and costs associated with investing directly in securities or other traditional investments. The portfolio's use of certain derivatives may in some cases involve forms of financial leverage, which involves risk and may increase the volatility of the portfolio's net asset value. Even a small investment in derivatives can have a disproportionate impact on the portfolio. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the portfolio. The other parties to certain derivative contracts present the same types of default or credit risk as issuers of fixed income securities. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may be difficult to value, or may be subject to the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. In addition, derivatives may be subject to market risk, interest rate risk and credit risk. The portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances or at reasonable prices. The portfolio's sub-adviser may not make use of derivatives for a variety of reasons.



MORTGAGE-RELATED SECURITIES


Mortgage-related securities in which the portfolio may invest represent pools of mortgage loans assembled for sales to investors by various governmental agencies or government-related fluctuation organizations, as well as by private issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Unlike mortgage-related securities issued or guaranteed by the U.S. government or its agencies and instrumentalities, mortgage-related securities issued by private issuers do not have a government or government-sponsored entity guarantee (but may have other credit enhancement), and may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics. Real estate markets have been particularly affected by the current financial crisis, which has had an adverse effect on mortgage-related securities. Mortgage-related securities are subject to special risks. The repayment of certain mortgage-related securities depends primarily on the cash collections received from the issuer's underlying asset portfolio and, in certain cases, the issuer's ability to issue replacement securities (such as asset-backed commercial paper). As a result, there could be losses to the portfolio in the event of credit or market value deterioration in the issuer's underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing securities, or the issuer's inability to issue new or replacement securities. This is also true for other asset-backed securities. Upon the occurrence of certain triggering events or defaults, the investors in a security held by the portfolio may become the holders of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss. The portfolio's investments in mortgage-related securities are also exposed to prepayment or call risk, which is the possibility that mortgage holders will repay their loans early during periods of falling interest rates, requiring the portfolio to reinvest in lower-yielding instruments and receive less principal or income than originally was anticipated. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. This is known as extension risk.



FOREIGN SECURITIES


Investments in foreign securities including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs"), and European Depositary Receipts ("EDRs") involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:



- different accounting and reporting practices


- less information available to the public


- less (or different) regulation of securities markets


- more complex business negotiations


- less liquidity


- more fluctuations in prices


- delays in settling foreign securities transactions


- higher costs for holding shares (custodial fees)


- higher transaction costs


- vulnerability to seizure and taxes



                                       TST
                          TB-3 Transamerica Balanced VP

- political or financial instability and small markets


- different market trading days



CURRENCY


When the portfolio invests in securities denominated in foreign currencies, it is subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, the portfolio's investments in foreign currency denominated securities may reduce the returns of the portfolio.



HIGH-YIELD DEBT SECURITIES


High-yield debt securities, or junk bonds, are securities which are rated below "investment grade" or, if unrated, are considered by the sub-adviser to be of equivalent quality. High-yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments or in bankruptcy. A portfolio with high-yield debt securities may be more susceptible to credit risk and market risk than a portfolio that invests only in higher quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, the portfolio's sub-adviser may find it more difficult to sell these securities or may have to sell them at lower prices. High-yield securities are not generally meant for short-term investing.


SMALL- OR MEDIUM-SIZED COMPANIES

Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies, particularly developing companies, generally are subject to more volatility in price than larger company securities. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. Smaller companies often have limited product lines, markets, or financial resources, and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.





PLEASE ALSO SEE THE PORTFOLIO'S WEBSITE AT WWW.TRANSAMERICAFUNDS.COM (SELECT TRANSAMERICA VARIABLE PORTFOLIO) FOR MORE INFORMATION ABOUT THE PORTFOLIO.


YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------


The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's primary benchmark is the Standard & Poor's 500 Stock Index ("S&P 500 Index"), which is comprised of 500 widely traded common stocks that measures the general performance of the market; and the secondary benchmark is the Barclays Capital (formerly Lehman Brothers) U.S. Aggregate Index ("BCUSA Index"), which covers the U.S. dollar-denominated, investment-grade, fixed-rate, taxable bond market of SEC-registered securities, including U.S. Treasury issues, corporate and government-related debt issues, mortgage-backed securities, asset-backed securities and commercial mortgage-backed securities. Each index is a widely recognized, unmanaged index of market performance. The


                                       TST
                          TB-4 Transamerica Balanced VP
performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

(PERFORMANCE GRAPH)


2003                                           13.90
2004                                           11.16
2005                                            7.96
2006                                            9.12
2007                                           13.61
2008                                          -32.40



The highest and lowest quarterly returns for the periods reflected in the bar chart are:




                    Highest:   7.78%   Quarter ended 12/31/2004
                    Lowest:  (17.19)%  Quarter ended 12/31/2008



                          AVERAGE ANNUAL TOTAL RETURNS
                   (For Calendar Year Ended December 31, 2008)


                                   1 YEAR    5 YEARS     LIFE OF FUND*
                                   ------    -------     -------------
Initial Class                      (32.40)%    0.11%          1.26%
Service Class                      (32.57)%   (0.13)%         1.73%
S&P 500 Index                      (37.00)%   (2.19)%        (0.72)%
BCUSA Index                          5.24%     4.65%          5.31%
Barclays Capital U.S.
  Government/Credit Bond
  Index(2)                           5.70%     4.64%          5.59%




 * Initial Class shares commenced operations May 1, 2002; Service Class shares commenced operations May 1, 2003.
(1) Prior to May 1, 2004, a different sub-adviser managed this portfolio and the portfolio had a different investment style; the performance set forth prior to that date is attributable to that sub-adviser.

(2) This index served as one of the portfolio's benchmarks prior to January 1, 2009, at which time it was replaced with the BCUSA Index. This benchmark index change was made to more accurately reflect the principal strategies and policies of the portfolio.



(MONEY ICON)

EXPENSES
----------------------------------------


When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts. The table below sets forth the estimated fees and expenses you may pay if you invest in the portfolio's shares, and, unless otherwise indicated, reflects expenses incurred by the portfolio during its fiscal year ended December 31, 2008. Actual expenses may vary significantly.


FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets


                                             CLASS OF SHARES
                                           INITIAL     SERVICE
--------------------------------------------------------------
Management fees                              0.80%       0.80%
Rule 12b-1 fees                              0.00%(b)    0.25%
Other expenses                               0.10%       0.10%
                                           -------------------
TOTAL                                        0.90%       1.15%
Expense reduction(c)                         0.00%       0.00%
                                           -------------------
NET OPERATING EXPENSES                       0.90%       1.15%
--------------------------------------------------------------




(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2008.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2010. The Board of Trustees reserves the right to cause such fees to be paid after that date.

(c) Contractual arrangement with Transamerica Asset Management, Inc. ("TAM") through April 30, 2010 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.40%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.40% of average daily net assets, excluding 12b-1 fees and certain extraordinary expenses.


EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It shows the cumulative expenses you would pay if you invested $10,000, reinvested


                                       TST
                          TB-5 Transamerica Balanced VP
all distributions and dividends without a sales charge, and held your shares for the periods shown and then redeem all of your shares at the end of those periods, with a 5% annual return (this assumption is required by the SEC and is not a prediction of the portfolio's future performance) and portfolio operating expenses remaining the same. Because actual returns and expenses will be different, the example is for comparison only.


The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.


SHARE CLASS               1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------
Initial Class              $ 92      $319      $565     $1,269
Service Class              $117      $365      $633     $1,398
---------------------------------------------------------------





(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $250 million; 0.75% over $250 million up to $500 million; 0.70% over $500 million up to $1.5 billion; and 0.625% in excess of $1.5 billion.


For the fiscal year ended December 31, 2008, the portfolio paid a management fee of 0.80% of the portfolio's average daily net assets.


SUB-ADVISER: Transamerica Investment Management, LLC, 11111 Santa Monica Blvd., Suite 820, Los Angeles, CA 90025

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.35% of the first $250 million; 0.325% over $250 million up to $500 million; 0.30% over $500 million up to $1.5 billion; and 0.25% over $1.5 billion, less 50% of excess expenses paid by TAM pursuant to any expense limitation.


A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's semi-annual report for the fiscal period ended June 30, 2008.


PORTFOLIO MANAGERS:




GARY U. ROLLE, CFA, PORTFOLIO MANAGER (LEAD-EQUITY) Gary U. Rolle is Principal, Managing Director, Chief Executive Officer and Chief Investment Officer of TIM. He manages sub-advised funds and institutional separate accounts in the Large Growth Equity discipline. Mr. Rolle joined Transamerica in 1967. From 1980 to 1983 he served as the Chief Investment Officer for SunAmerica then returned to Transamerica as Chief Investment Officer. Throughout his 23 year tenure as CIO, Mr. Rolle has been responsible for creating and guiding the TIM investment philosophy. He holds a B.S. in Chemistry and Economics from the University of California at Riverside and has earned the right to use the Chartered Financial Analyst designation. Mr. Rolle has 41 years of investment experience.



GREG D. HAENDEL, CFA, PORTFOLIO MANAGER (LEAD-FIXED INCOME) Greg D. Haendel is a Portfolio Manager at TIM. Prior to joining TIM in 2003, he worked as a High Yield Intern for Metropolitan West Asset Management, as a Fixed Income Intern for Lehman Brothers in London, as a Mortgage-Backed Portfolio Manager for Co-Bank in Colorado, and as a Global Debt Analyst for Merrill Lynch in New York. Mr. Haendel holds an M.B.A. in Finance and Accounting from The Anderson School at UCLA and received a B.A. in Economics from Amherst College. Mr. Haendel has earned the right to use the Chartered Financial Analyst designation and has 11 years of investment experience.



DEREK S. BROWN, CFA, PORTFOLIO MANAGER (CO-FIXED INCOME) Derek S. Brown is a Portfolio Manager and Director of Fixed Income at TIM. He manages mutual funds, sub-advised funds and institutional accounts in the Fixed Income discipline. Prior to joining TIM in 2005, he served in the portfolio management and fixed income trading departments at Bradford & Marzec, Inc. Mr. Brown also previously worked in the trading departments of Back Bay Advisors and The Boston Company Asset Management. He holds an M.B.A. from Boston College and received a B.A. in Communications Studies from University of Maine. Mr. Brown has earned the right to use the Chartered Financial Analyst designation and has 17 years of investment experience.



                                       TST
                          TB-6 Transamerica Balanced VP

GEOFFREY I. EDELSTEIN, CFA, CIC, PORTFOLIO MANAGER (CO-EQUITY) Geoffrey I. Edelstein is Principal, Managing Director and Portfolio Manager at TIM. He co-manages institutional and TIM's private separate accounts and sub-advised funds in the Equity disciplines. Mr. Edelstein's analytical responsibilities include the Consumer Staples sector. He joined TIM in 2005 when the firm acquired Westcap Investors, LLC. Westcap was co-founded by Mr. Edelstein in 1992. Prior to Westcap, he practiced Corporate and Real Estate Law from 1988-1991. Mr. Edelstein earned a B.A. from University of Michigan and a J.D. from Northwestern University School of Law. He was a member of the AIMR Blue Ribbon Task Force on Soft Dollars, 1997 and has earned the right to use the Chartered Financial Analyst designation. He is also a member of the Board of Governors of the Investment Adviser Association and the Board of Directors of EMQ Families First, the largest children's agency in California. Mr. Edelstein has 17 years of investment experience.



EDWARD S. HAN, PORTFOLIO MANAGER (CO-EQUITY) Edward S. Han is Principal and Portfolio Manager at TIM. He manages sub-advised funds and institutional separate accounts in the Mid Growth Equity discipline and is a member of the Large Growth team. Prior to joining TIM in 1998, he was a Vice President of Corporate Banking at Bank of America. Mr. Han holds an M.B.A. from the Darden Graduate School of Business Administration at the University of Virginia and received his B.A. in Economics from the University of California at Irvine. Mr. Han has 14 years of investment experience.



JOHN J. HUBER, CFA, PORTFOLIO MANAGER (CO-EQUITY) John J. Huber is Principal and Portfolio Manager at TIM. He manages sub-advised funds and institutional separate accounts in the Large and Mid Growth Equity discipline. Mr. Huber's analytical responsibilities include covering the Financial Services sector. He joined TIM in 2005 when the firm acquired Westcap Investors, LLC. Prior to Westcap, Mr. Huber was a Senior Associate at Wilshire Associates and an Information Technology Consultant at Arthur Andersen. He earned a B.A. from Columbia University and an M.B.A. from University of California, Los Angeles. Mr. Huber has earned the right to use the Chartered Financial Analyst designation and has 10 years of investment experience.



PETER O. LOPEZ, PORTFOLIO MANAGER (CO-FIXED INCOME) Peter O. Lopez is Principal and Director of Research at TIM. He co-manages sub-advised funds and institutional accounts in the Large Growth Equity and Convertible Securities disciplines. Prior to joining TIM in 2003, he was Managing Director at Centre Pacific, LLC. Mr. Lopez also previously served as Senior Fixed Income Analyst for Transamerica Investment Services from 1997-2000. He holds an M.B.A. in Finance and Accounting from The University of Michigan and received a B.A. in Economics from Arizona State University. Mr. Lopez has 17 years of investment experience.



ERIK U. ROLLE, PORTFOLIO MANAGER (CO-EQUITY) Erik U. Rolle is a Securities Analyst and Co-Portfolio Manager at TIM. He co-manages sub-advised funds and institutional separate accounts in the Growth Equity discipline. Prior to joining TIM in 2005, Mr. Rolle worked as a Research Associate at Bradford & Marzec where his primary responsibilities were within trading and credit research. He received a B.S. in Finance and a B.S. in Journalism from the University of Colorado at Boulder. Mr. Rolle has 6 years of investment experience.



BRIAN W. WESTHOFF, CFA, PORTFOLIO MANAGER (CO-FIXED INCOME) Brian W. Westhoff is a Portfolio Manager at TIM. Prior to joining TIM in 2003, Mr. Westhoff worked as an Equity Research Intern with Credit Suisse Asset Management, as a Fixed Income Investment Analyst at St. Paul Companies, and as an Argentine/Oil and Gas Equity Research Intern with Merrill Lynch in Argentina. He holds an M.B.A. from Thunderbird, the Garvin Graduate School of International Management, and received a B.S. in Business Administration from Drake University. Mr. Westhoff has earned the right to use the Chartered Financial Analyst designation and has 11 years of investment experience.


TIM, through its parent company, has provided investment advisory services to various clients since 1967.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the portfolio.



                                       TST
                          TB-7 Transamerica Balanced VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2008 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2008 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.


                                                                    INITIAL CLASS
                                               -------------------------------------------------------
                                                               YEAR ENDED DECEMBER 31,
FOR A SHARE OUTSTANDING THROUGHOUT EACH        -------------------------------------------------------
PERIOD                                           2008        2007        2006        2005        2004
------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of year                              $ 13.70     $ 12.25     $ 11.63     $ 11.77     $ 10.79
INVESTMENT OPERATIONS
Net investment income(a)                          0.22        0.19        0.16        0.14        0.16
Net realized and unrealized gain (loss)          (4.36)       1.47        0.88        0.74        1.02
                                               -------------------------------------------------------
Total operations                                 (4.14)       1.66        1.04        0.88        1.18
                                               -------------------------------------------------------
DISTRIBUTIONS
From net investment income                       (0.21)      (0.15)      (0.12)      (0.16)      (0.13)
From net realized gains                          (0.97)      (0.06)      (0.30)      (0.86)      (0.07)
                                               -------------------------------------------------------
Total distributions                              (1.18)      (0.21)      (0.42)      (1.02)      (0.20)
                                               -------------------------------------------------------
NET ASSET VALUE
End of year                                    $  8.38     $ 13.70     $ 12.25     $ 11.63     $ 11.77
                                               -------------------------------------------------------
TOTAL RETURN(B)                                 (32.40)%     13.61%       9.12%       7.96%      11.16%
NET ASSETS END OF YEAR (000's)                 $36,361     $81,632     $71,949     $61,698     $62,934
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets                    0.90%       0.89%       0.89%       0.94%       0.96%
Net investment income, to average net assets      1.89%       1.49%       1.32%       1.17%       1.45%
Portfolio turnover rate                             67%         60%         47%         50%        128%
------------------------------------------------------------------------------------------------------

                                                                    SERVICE CLASS
                                               -------------------------------------------------------
                                                               YEAR ENDED DECEMBER 31,
FOR A SHARE OUTSTANDING THROUGHOUT EACH        -------------------------------------------------------
PERIOD                                           2008        2007        2006        2005        2004
------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of year                              $ 13.64     $ 12.21     $ 11.61     $ 11.77     $ 10.79
INVESTMENT OPERATIONS
Net investment income(a)                          0.19        0.16        0.13        0.11        0.14
Net realized and unrealized gain (loss)          (4.34)       1.46        0.87        0.74        1.01
                                               -------------------------------------------------------
Total operations                                 (4.15)       1.62        1.00        0.85        1.15
                                               -------------------------------------------------------
DISTRIBUTIONS
From net investment income                       (0.19)      (0.13)      (0.10)      (0.15)      (0.10)
From net realized gains                          (0.97)      (0.06)      (0.30)      (0.86)      (0.07)
                                               -------------------------------------------------------
Total distributions                              (1.16)      (0.19)      (0.40)      (1.01)      (0.17)
                                               -------------------------------------------------------
NET ASSET VALUE
End of year                                    $  8.33     $ 13.64     $ 12.21     $ 11.61     $ 11.77
                                               -------------------------------------------------------
TOTAL RETURN(B)                                 (32.57)%     13.38%       8.74%       7.79%      10.88%
NET ASSETS END OF YEAR (000's)                 $22,473     $20,711     $ 9,672     $ 3,791     $ 2,457
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets                    1.15%       1.14%       1.14%       1.19%       1.19%
Net investment income, to average net assets      1.71%       1.25%       1.11%       0.91%       1.31%
Portfolio turnover rate                             67%         60%         47%         50%        128%
------------------------------------------------------------------------------------------------------





(a)  Calculation is based on average number of shares outstanding.





(b) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.





                                       TST
                          TB-8 Transamerica Balanced VP

(BLACKROCK LOGO)                     Transamerica BlackRock Global Allocation VP





(BULLSEYE ICON)
OBJECTIVE
----------------------------------------




The portfolio's investment objective is to provide high total investment return through a fully managed investment policy utilizing United States and foreign equity securities, debt and money market securities, the combination of which will be varied from time to time both with respect to types of securities and markets in response to changing market and economic trends.



The portfolio invests its assets in an underlying mutual fund, the BlackRock Global Allocation V.I. Fund of BlackRock Variable Series Funds, Inc. (the "BlackRock Fund" or the "Fund"). The portfolio does not buy investment securities directly. The BlackRock Fund, on the other hand, invests directly in a portfolio of securities.


Investors should carefully consider the BlackRock Fund's investment objective, strategies, risks and expenses before investing in the portfolio. The BlackRock Fund prospectus contains this and other important information. A copy of the BlackRock Fund prospectus is being delivered together with this prospectus, and you should read both prospectuses carefully before investing.

The descriptions of the BlackRock Fund's objective, strategies and risks contained in this prospectus are based on the BlackRock Fund prospectus. The portfolio assumes no responsibility for the accuracy or completeness of the BlackRock Fund prospectus.

The portfolio may withdraw its investment from the BlackRock Fund at any time, if the Board of Trustees of the Fund determines that it is in the best interest of the portfolio's investors to do so. Investment of the portfolio's assets in the BlackRock Fund is not a fundamental policy of the portfolio and an investor vote is not required for the portfolio to withdraw its investment from the BlackRock Fund.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES OF BLACKROCK FUND
--------------------------------------------------------------------------------

According to the BlackRock Fund prospectus, the main investment strategies of the Fund are as follows.




The Fund invests in a portfolio of equity, debt and money market securities. Generally, the Fund's portfolio will include both equity and debt securities. At any given time, however, the Fund may emphasize either debt securities or equity securities. In selecting equity investments, the Fund mainly seeks securities that Fund management believes are undervalued. The Fund may buy debt securities of varying maturities. The Fund may invest in high yield or junk bonds. When choosing investments, Fund management considers various factors, including opportunities for equity or debt investments to increase in value, expected dividends and interest rates. The Fund generally seeks diversification across markets, industries and issuers as one of its strategies to reduce volatility. The Fund may invest in the securities of companies of any market capitalization. The Fund may also invest in Real Estate Investment Trusts ("REITs").



Generally, the Fund will invest primarily in the securities of corporate and governmental issuers located in North and South America, Europe, Australia and the Far East. The Fund may emphasize foreign securities when Fund management expects these investments to outperform U.S. securities. When choosing investment markets, Fund management considers various factors, including economic and political conditions, potential for economic growth and possible changes in currency exchange rates. In addition to investing in foreign securities, the Fund actively manages its exposure to foreign currencies through the use of forward currency contracts and other currency derivatives. From time to time, the Fund may own foreign cash equivalents or foreign bank deposits as part of the Fund's investment strategy. The Fund will also invest in non-U.S. currencies, however, the Fund may underweight or overweight a currency based on the Fund management team's outlook. The Fund may also invest in non-convertible debt securities. Non-convertible debt securities will generally be longer-term securities with the potential for capital appreciation through changes in interest rates, exchange rates or the general perception of the creditworthiness of issuers in certain countries.



The Fund's composite Reference Benchmark has at all times since the Fund's formation included a 40% weighting in non-U.S. securities. Throughout its history, the Fund has maintained a weighting in non-U.S. securities, often exceeding the 40% benchmark weighting and rarely falling below this allocation. Under normal circumstances, the Fund anticipates it will continue to allocate a substantial amount (approximately 40% or more -- unless market conditions are not deemed favorable by BlackRock, in which case the Fund would invest at least 30%) --


                                       TST
               TBRGA-1 Transamerica BlackRock Global Allocation VP of its total assets in securities (i) of foreign government issuers, (ii) of issuers organized or located outside the U.S., (iii) of issuers which primarily trade in a market located outside the U.S., (iv) of issuers doing a substantial amount of business outside the U.S., which the Fund considers to be companies that derive at least 50% of their revenue or profits from business outside the U.S. or have at least 50% of their sales or assets outside the U.S. For temporary defensive purposes the Fund may deviate very substantially from the allocation described above.



The Fund may seek to provide exposure to the investment returns of real assets that trade in the commodity markets through investment in commodity-linked derivative instruments and investment vehicles that exclusively invest in precious metals such as exchange traded funds, which are designed to provide this exposure without direct investment in physical commodities or commodities futures contracts. The Fund may also gain exposure to commodity markets by investing up to 25% of its net assets in BlackRock Cayman Global Allocation V.I. Fund I, Ltd. (the "Subsidiary"), a wholly owned subsidiary of the Fund formed in the Cayman Islands, which invests primarily in commodity-related instruments. The Subsidiary (unlike the Fund) may invest without limitation in commodity-related instruments. However, the Subsidiary is otherwise subject to the same fundamental, non-fundamental and certain other investment restrictions as the Fund.



The Fund seeks to achieve its objective by investing in both equity and debt securities, including money market securities and other short-term securities or instruments, of issuers located around the world. There is no limit on the percentage of assets the Fund can invest in a particular type of security. Generally, the Fund seeks diversification across markets, industries and issuers as one of its strategies to reduce volatility. Except as described below, the Fund has no geographic limits on where its investments may be located. This flexibility allows Fund management to look for investments in markets around the world that it believes will provide the best relative asset allocation to meet the Fund's objective. The Fund may invest in securities of any market capitalization. The Fund may also invest in REITs.



Fund management uses the Fund's investment flexibility to create a portfolio of assets that, over time, tends to be relatively balanced between equity and debt securities and that is widely diversified among many individual investments. While the Fund can, and does, look for investments in all the markets of the world, it will typically invest a majority of its assets in the securities of companies and governments located in North and South America, Europe, Australia and the Far East. In addition to investing in foreign securities, the Fund actively manages its exposure to foreign currencies through the use of forward currency contracts and other currency derivatives.



The Fund may invest a portion of its assets in securities related to real assets (like real estate or precious metals-related securities) such as stock, bonds or convertible bonds issued by real estate investment trusts or companies that mine precious metals.



The Subsidiary is managed pursuant to compliance policies and procedures that are the same, in all material respects, as the policies and procedures adopted by the Fund. As a result, BlackRock, in managing the Subsidiary's portfolio, is subject to the same investment policies and restrictions that apply to the management of the Fund, and, in particular, to the requirements relating to portfolio leverage, liquidity, brokerage, and the timing and method of the valuation of the Subsidiary's portfolio investments and shares of the Subsidiary. These policies and restrictions are described in detail in the Fund's SAI. The Fund's Chief Compliance Officer oversees implementation of the Subsidiary's policies and procedures, and makes periodic reports to the Fund's Board regarding the Subsidiary's compliance with its policies and procedures. The Fund and Subsidiary test for compliance with certain investment restrictions on a consolidated basis, except that with respect to its investments in certain securities that may involve leverage, the Subsidiary complies with asset segregation requirements to the same extent as the Fund.



BlackRock provides investment management and other services to the Subsidiary. BlackRock does not receive separate compensation from the Subsidiary for providing it with investment management or administrative services. However, the Fund pays BlackRock based on the Fund's assets, including the assets invested in the Subsidiary. The Subsidiary will also enter into separate contracts for the provision of custody, transfer agency, and audit services with the same or with affiliates of the same service providers that provide those services to the Fund.



                                       TST
               TBRGA-2 Transamerica BlackRock Global Allocation VP

The financial statements of the Subsidiary will be included in the Fund's Annual and Semi-Annual Reports (which will include the Subsidiary's unaudited financial statements). The Fund's Annual and Semi-Annual Reports are distributed to shareholders of the Fund. Please refer to the SAI for additional information about the organization and management of the Subsidiary.



EQUITY SECURITIES -- The Fund can invest in all types of equity securities, including common stock, preferred stock, warrants and stock purchase rights of companies of any market capitalization. Fund management may seek to invest in the stock of smaller or emerging growth companies that it expects will provide a higher total return than other equity investments. Investing in smaller or emerging growth companies involves greater risk than investing in more established companies.



DEBT SECURITIES -- The Fund can invest in all types of debt securities, including U.S. and foreign government bonds, corporate bonds and convertible bonds, mortgage and asset backed securities, and securities issued or guaranteed by certain international organizations such as the World Bank.



The Fund may invest up to 35% of its total assets in "junk" bonds, corporate loans and distressed securities. Junk bonds are bonds that are rated below investment grade by independent rating agencies or are bonds that are not rated but which Fund management considers to be of comparable quality. Corporate loans are direct obligations of U.S. or foreign corporations that are purchased by the Fund in the secondary market. Distressed securities are securities that are in default on payments of interest or principal at the time the Fund buys the securities or are issued by a bankrupt entity. These securities offer the possibility of relatively higher returns but are significantly riskier than higher rated debt securities.



DERIVATIVES -- The Fund may use derivatives, including options, futures, indexed securities, inverse securities, swaps and forward contracts both to seek to increase the return of the Fund and to hedge (or protect) the value of its assets against adverse movements in currency exchange rates, interest rates and movements in the securities markets. Derivatives are financial instruments whose value is derived from another security, a commodity (such as oil or gas), a currency or an index such as the S&P 500 Index. The use of options, futures, indexed securities, inverse securities, swaps and forward contracts can be effective in protecting or enhancing the value of the Fund's assets. While these instruments involve certain risks, the Fund will not engage in certain strategies that are considered highly risky and speculative.



INVESTMENT PROCESS


In making investment decisions, Fund management tries to identify the long term trends and changes that could benefit particular markets and/or industries relative to other markets and industries. Fund management will consider a variety of factors when selecting the markets, such as the rate of economic growth, natural resources, capital reinvestment and the social and political environment.



In deciding between equity and debt investments, Fund management looks at a number of factors, such as the relative opportunity for capital appreciation, capital recovery risk, dividend yields and the level of interest rates paid on debt securities of different maturities.



In selecting real assets (like real estate or precious metals-related securities), Fund management identifies real assets that it believes will increase in value because of economic trends and cycles or political or other events.



In selecting stocks and other securities that are convertible into stocks, Fund management emphasizes stocks that it believes are undervalued. Fund management places particular emphasis on companies with below average price/earnings ratios or that may pay above average dividends.



Fund management will invest in "junk" bonds, corporate loans and distressed securities only when it believes that they will provide an attractive total return, relative to their risk, as compared to higher quality debt securities.



Fund management will invest in distressed securities when Fund management believes they offer significant potential for higher returns or can be exchanged for other securities that offer this potential. However, there can be no assurance that the Fund will generally achieve these returns or that the issuer will make an exchange offer or adopt a plan of reorganization.



Please see Appendix A for more information about other investment strategies of the BlackRock Fund.



                                       TST
               TBRGA-3 Transamerica BlackRock Global Allocation VP

PRIMARY RISKS OF BLACKROCK FUND

----------------------------------------


According to the BlackRock Fund prospectus, the main risks of the Fund are as follows.



As with any fund, there can be no guarantee that the Fund will meet its objective or that the Fund's performance will be positive for any period of time. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.



MAIN RISKS OF INVESTING IN THE FUND:



CALL RISK -- Call risk is the chance that during periods of falling interest rates, an issuer of callable bonds may call (repay) securities with higher coupons or interest rates before their maturity dates. The Fund would then lose potential income and may have to invest the proceeds in bonds with lower yields.



COMMODITIES RELATED INVESTMENTS RISKS -- Exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or sectors affecting a particular industry or commodity, such as drought, floods, weather, embargoes, tariffs and international economic, political and regulatory developments.



CORPORATE LOANS RISK -- Commercial banks and other financial institutions or institutional investors make corporate loans to companies that need capital to grow or restructure. Borrowers generally pay interest on corporate loans at rates that change in response to changes in market interest rates such as the London Interbank Offered Rate (LIBOR) or the prime rates of U.S. banks. As a result, the value of corporate loan investments is generally less exposed to the adverse effects of shifts in market interest rates than investments that pay a fixed rate of interest. However, because the trading market for certain corporate loans may be less developed than the secondary market for bonds and notes, the Fund may experience difficulties in selling its corporate loans. Leading financial institutions often act as agent for a broader group of lenders, generally referred to as a syndicate. The syndicate's agent arranges the corporate loans, holds collateral and accepts payments of principal and interest. If the agent develops financial problems, the Fund may not recover its investment or recovery may be delayed. By investing in a corporate loan, the Fund may become a member of the syndicate.



The corporate loans in which the Fund invests are subject to the risk of loss of principal and income. Although borrowers frequently provide collateral to secure repayment of these obligations they do not always do so. If they do provide collateral, the value of the collateral may not completely cover the borrower's obligations at the time of a default. If a borrower files for protection from its creditors under the U.S. bankruptcy laws, these laws may limit the Fund's rights to its collateral. In addition, the value of collateral may erode during a bankruptcy case. In the event of a bankruptcy, the holder of a corporate loan may not recover its principal, may experience a long delay in recovering its investment and may not receive interest during the delay.



CREDIT RISK -- Credit risk refers to the possibility that the issuer of the security will not be able to make principal and interest payments when due. Changes in an issuer's credit rating or the market's perception of an issuer's creditworthiness may also affect the value of a Fund's investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation. Securities rated in the four highest categories (Standard & Poor's ("S&P") (AAA, AA, A and BBB), Fitch Ratings ("Fitch") (AAA, AA, A and BBB) or Moody's Investors Service, Inc. ("Moody's") (Aaa, Aa, A and Baa)) by the rating agencies are considered investment grade but they may also have some speculative characteristics, meaning that they carry more risk than higher rated securities and may have problems making principal and interest payments in difficult economic climates. Investment grade ratings do not guarantee that bonds will not lose value.



DERIVATIVES RISKS -- The Fund's use of derivatives may reduce the Fund's returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the Fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some


                                       TST
               TBRGA-4 Transamerica BlackRock Global Allocation VP derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Fund to sell or otherwise close a derivatives position could expose the Fund to losses and could make derivatives more difficult for the Fund to value accurately. The Fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, for certain instruments which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the Fund's derivatives positions to lose value. When a derivative is used as a hedge against a position that the Fund holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the Fund's hedging transactions will be effective. The income from certain derivatives may be subject to federal income tax.



EMERGING MARKETS RISK -- The risks of foreign investments are usually much greater for emerging markets. Investments in emerging markets may be considered speculative. Emerging markets include those in countries defined as emerging or developing by the World Bank, the International Finance Corporation or the United Nations. Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. They are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging markets have far lower trading volumes and less liquidity than developed markets. Since these markets are often small, they may be more likely to suffer sharp and frequent price changes or long-term price depression because of adverse publicity, investor perceptions or the actions of a few large investors. In addition, traditional measures of investment value used in the United States, such as price to earnings ratios, may not apply to certain small markets. Communications between the United States and emerging markets countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates.



Many emerging markets have histories of political instability and abrupt changes in policies. As a result, their governments are more likely to take actions that are hostile or detrimental to private enterprise or foreign investment than those of more developed countries. Some countries have pervasiveness of corruption and crime that may hinder investments. Certain emerging markets may also face other significant internal or external risks, including the risk of war, and ethnic, religious and racial conflicts. In addition, governments in many emerging markets countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth.



EQUITY SECURITIES RISK -- Equity securities include common, preferred and convertible preferred stocks and securities the values of which are tied to the price of stocks, such as rights, warrants and convertible debt securities. Common and preferred stocks represent equity ownership in a company. Stock markets are volatile. The price of equity securities will fluctuate and can decline and reduce the value of a portfolio investing in equities. The price of equity securities fluctuates based on changes in a company's financial condition and overall market and economic conditions. The value of equity securities purchased by the Fund could decline if the financial condition of the companies the Fund invests in decline or if overall market and economic conditions deteriorate. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increase in production costs and competitive conditions within an industry. In addition, they may decline due to general market conditions that are not specifically related to a company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or generally adverse investor sentiment.



FOREIGN SECURITIES RISKS -- Securities traded in foreign markets have often (though not always) performed differently from securities traded in the United States. However, such investments often involve special risks not present in U.S. investments that can increase the chances that the Fund will lose money. In particular, the Fund is subject to the risk that because there may be fewer investors on foreign exchanges and a smaller number of securities traded each day, it may be more difficult for the Fund to buy and sell securities on those exchanges. In


                                       TST
               TBRGA-5 Transamerica BlackRock Global Allocation VP addition, prices of foreign securities may go up and down more than prices of securities traded in the United States.



FOREIGN ECONOMY RISK -- The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position. Certain foreign economies may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, changes in international trading patterns, trade barriers and other protectionist or retaliatory measures. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets or the imposition of punitive taxes. In addition, the governments of certain countries may prohibit or impose substantial restrictions on foreign investments in their capital markets or in certain industries. Any of these actions could severely affect securities prices or impair the Fund's ability to purchase or sell foreign securities or transfer the Fund's assets or income back into the United States, or otherwise adversely affect the Fund's operations.



Other potential foreign market risks include foreign exchange controls, difficulties in pricing securities, defaults on foreign government securities, difficulties in enforcing legal judgments in foreign courts and political and social instability. Diplomatic and political developments, including rapid and adverse political changes, social instability, regional conflicts, terrorism and war, could affect the economies, industries and securities and currency markets, and the value of the Fund's investments, in non-U.S. countries. These factors are extremely difficult, if not impossible, to predict and take into account with respect to the Fund's investments.



CURRENCY RISK -- Securities and other instruments in which the Fund invests may be denominated or quoted in currencies other than the U.S. dollar. For this reason, changes in foreign currency exchange rates can affect the value of the Fund's portfolio. Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. Conversely, when the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U.S. dollars. This risk, generally known as "currency risk," means that a strong U.S. dollar will reduce returns for U.S. investors while a weak U.S. dollar will increase those returns.



GOVERNMENTAL SUPERVISION AND REGULATION/ACCOUNTING STANDARDS -- Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as such regulations exist in the United States. They also may not have laws to protect investors that are comparable to U.S. securities laws. For example, some foreign countries may have no laws or rules against insider trading. Insider trading occurs when a person buys or sells a company's securities based on material non-public information about that company. In addition, some countries may have legal systems that may make it difficult for the Fund to vote proxies, exercise shareholder rights, and pursue legal remedies with respect to its foreign investments. Accounting standards in other countries are not necessarily the same as in the United States. If the accounting standards in another country do not require as much detail as U.S. accounting standards, it may be harder for Fund management to completely and accurately determine a company's financial condition.



CERTAIN RISKS OF HOLDING FUND ASSETS OUTSIDE THE UNITED STATES -- The Fund generally holds its foreign securities and cash in foreign banks and securities depositories. Some foreign banks and securities depositories may be recently organized or new to the foreign custody business. In addition, there may be limited or no regulatory oversight of their operations. Also, the laws of certain countries limit the Fund's ability to recover its assets if a foreign bank, depository or issuer of a security, or any of their agents, goes bankrupt. In addition, it is often more expensive for the Fund to buy, sell and hold securities in certain foreign markets than in the United States. The increased expense of investing in foreign markets reduces the amount the Fund can earn on its investments and typically results in a higher operating expense ratio for the Fund than for investment companies invested only in the United States.



SETTLEMENT RISK -- Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States. Foreign settlement and clearance procedures and


                                       TST
               TBRGA-6 Transamerica BlackRock Global Allocation VP trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically associated with the settlement of U.S. investments.



At times, settlements in certain foreign countries have not kept pace with the number of securities transactions. These problems may make it difficult for the Fund to carry out transactions. If the Fund cannot settle or is delayed in settling a purchase of securities, it may miss attractive investment opportunities and certain of its assets may be uninvested with no return earned thereon for some period. If the Fund cannot settle or is delayed in settling a sale of securities, it may lose money if the value of the security then declines or, if it has contracted to sell the security to another party; the Fund could be liable for any losses incurred.



INTEREST RATE RISK -- Interest rate risk is the risk that prices of fixed income securities generally increase when interest rates decline and decrease when interest rates increase. Prices of longer term securities generally change more in response to interest rate changes than prices of shorter term securities. A Fund may lose money if short term or long term interest rates rise sharply or otherwise change in a manner not anticipated by Fund management.



JUNK BOND RISKS -- Although junk bonds generally pay higher rates of interest than investment grade bonds, junk bonds are high risk investments that may cause income and principal losses for the Fund. The major risks in junk bond investments include:



 - Junk bonds may be issued by less creditworthy issuers. Issuers of junk bonds may have a larger amount of outstanding debt relative to their assets than issuers of investment grade bonds. In the event of an issuer's bankruptcy, claims of other creditors may have priority over the claims of junk bond holders, leaving few or no assets available to repay junk bond holders.



 - Prices of junk bonds are subject to extreme price fluctuations. Adverse changes in an issuer's industry and general economic conditions may have a greater impact on the prices of junk bonds than on other higher rated fixed income securities.



 - Issuers of junk bonds may be unable to meet their interest or principal payment obligations because of an economic downturn, specific issuer developments, or the unavailability of additional financing.



 - Junk bonds frequently have redemption features that permit an issuer to repurchase the security from the Fund before it matures. If the issuer redeems junk bonds, the Fund may have to invest the proceeds in bonds with lower yields and may lose income.



 - Junk bonds may be less liquid than higher rated fixed income securities, even under normal economic conditions. There are fewer dealers in the junk bond market, and there may be significant differences in the prices quoted for junk bonds by the dealers. Because they are less liquid, judgment may play a greater role in valuing certain of the Fund's securities than is the case with securities trading in a more liquid market.



 - The Fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting issuer.



 - The credit rating of a high yield security does not necessarily address its market value risk. Ratings and market value may change from time to time, positively or negatively, to reflect new developments regarding the issuer.



LIQUIDITY RISKS -- Liquidity risk exists when particular investments are difficult to purchase or sell. A Fund's investments in illiquid securities may reduce the returns of a Fund because it may be difficult to sell the illiquid securities at an advantageous time or price. To the extent that a Fund's principal investment strategies involve derivatives or securities with substantial market and/or credit risk, a Fund will tend to have the greatest exposure to liquidity risk.



MARKET RISK AND SELECTION RISK -- Market risk is the risk that one or more markets in which the Fund invests will go down in value. Selection risk is the risk that the securities selected by Fund management may underperform the market or other securities selected by other funds. This means you may lose money.



MID CAP SECURITIES RISK -- The securities of mid cap companies generally trade in lower volumes and are generally subject to greater and less predictable price changes than the securities of larger capitalization companies.



                                       TST
               TBRGA-7 Transamerica BlackRock Global Allocation VP

REIT INVESTMENT RISK -- In addition to the risks facing real estate-related securities, such as a decline in property values due to increasing vacancies, a decline in rents resulting from unanticipated economic, legal or technological developments or a decline in the price of securities of real estate companies due to a failure of borrowers to pay their loans or poor management, investments in REITs involve unique risks. REITs may have limited financial resources, may trade less frequently and in limited volume and may be more volatile than other securities.



SMALL CAP AND EMERGING GROWTH SECURITIES RISK -- Small cap or emerging growth companies may have limited product lines or markets. They may be less financially secure than larger, more established companies. They may depend on a small number of key personnel. If a product fails or there are other adverse developments, or if management changes, the Fund's investment in a small cap company may lose substantial value. In addition, it is more difficult to get information on smaller companies, which tend to be less well known, have shorter operating histories, do not have significant ownership by large investors and are followed by relatively few securities analysts.



The securities of small cap or emerging growth companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than larger cap securities or the market as a whole. In addition, small cap securities may be particularly sensitive to changes in interest rates, borrowing costs and earnings. Investing in small cap securities requires a longer term view.



SUBSIDIARY RISK -- By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary's investments. The commodity-related instruments held by the Subsidiary are generally similar to those that are permitted to be held by the Fund and are subject to the same risks that apply to similar investments if held directly by the Fund (see "Commodities Related Investment Risks" above). These risks are described elsewhere in this prospectus. There can be no assurance that the investment objective of the Subsidiary will be achieved. The Subsidiary is not registered under the Investment Company Act, and, unless otherwise noted in this prospectus, is not subject to all the investor protections of the Investment Company Act. However, the Fund wholly owns and controls the Subsidiary, and the Fund and the Subsidiary are both managed by BlackRock, making it unlikely that the Subsidiary will take action contrary to the interests of the Fund and its shareholders. The Fund's Board has oversight responsibility for the investment activities of the Fund, including its investment in the Subsidiary, and the Fund's role as sole shareholder of the Subsidiary. The Subsidiary will be subject to the same investment restrictions and limitations, and follow the same compliance policies and procedures, as the Fund. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or the Subsidiary to operate as described in this prospectus and the SAI and could adversely affect the Fund. For example, the Cayman Islands does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands taxes, Fund shareholders would likely suffer decreased investment returns.



THE FUND MAY ALSO BE SUBJECT TO CERTAIN OTHER RISKS ASSOCIATED WITH ITS INVESTMENTS AND INVESTMENT STRATEGIES, INCLUDING:



ASSET BACKED SECURITIES RISKS -- Asset-backed securities are fixed income securities that represent an interest in an underlying pool of assets, such as credit card receivables. Like traditional fixed income securities, the value of asset-backed securities typically increases when interest rates fall and decreases when interest rates rise. Certain asset-backed securities may also be subject to the risk of prepayment. In a period of declining interest rates, borrowers may pay what they owe on the underlying assets more quickly than anticipated. Prepayment reduces the yield to maturity and the average life of the asset-backed securities. In addition, when the Fund reinvests the proceeds of a prepayment it may receive a lower interest rate. Asset-backed securities may also be subject to extension risk, that is, the risk that, in a period of rising interest rates, prepayments may occur at a slower rate than expected. As a result, the average duration of the Fund's portfolio may increase. The value of longer-term securities generally changes more in response to changes in interest rates than that of shorter-term securities.



CONVERTIBLE SECURITIES RISK -- The market value of a convertible performs like that of a regular debt security; that is, if market interest rates rise, the value of a convertible usually falls. In addition, convertible securities are subject to the risk that the


                                       TST
               TBRGA-8 Transamerica BlackRock Global Allocation VP issuer will not be able to pay interest or dividends when due, and their market value may change based on changes in the issuer's credit rating or the market's perception of the issuer's creditworthiness. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer risk as apply to the underlying common stock.



DEPOSITARY RECEIPTS RISK -- The issuers of unsponsored Depositary Receipts are not obligated to disclose information that is, in the United States, considered material. Therefore, there may be less information available regarding these issuers and there may not be a correlation between such information and the market value of the Depositary Receipts. Depositary Receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted.



DISTRESSED SECURITIES RISKS -- Distressed securities are speculative and involve substantial risks in addition to the risks of investing in junk bonds. The Fund will generally not receive interest payments on the distressed securities and may incur costs to protect its investment. In addition, distressed securities involve the substantial risk that principal will not be repaid. Distressed securities and any securities received in an exchange for such securities may be subject to restrictions on resale.



ILLIQUID SECURITIES RISK -- If the Fund buys illiquid securities it may be unable to quickly sell them or may be able to sell them only at a price below current value.



INDEXED AND INVERSE SECURITIES RISKS -- Certain indexed and inverse securities have greater sensitivity to changes in interest rates or index levels than other securities, and the Fund's investment in such instruments may decline significantly in value if interest rates or index levels move in a way Fund management does not anticipate.



INVESTMENT IN OTHER INVESTMENT COMPANIES RISK -- As with other investments, investments in other investment companies are subject to market and selection risk. In addition, if the Fund acquires shares of investment companies, shareholders bear both their proportionate share of expenses in the Fund (including management and advisory fees) and, indirectly, the expenses of the investment companies.



LEVERAGE RISK -- Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, and may expose the Fund to greater risk and increase its costs. To mitigate leverage risk, the Fund management team will segregate liquid assets on the books of the Fund or otherwise cover the transactions. The Subsidiary will comply with the asset segregation requirements to the same extent as the Fund. The use of leverage may cause a Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Increases and decreases in the value of the Fund's portfolio will be magnified when the Fund uses leverage.



MORTGAGE BACKED SECURITIES RISKS -- Mortgage-backed securities represent the right to receive a portion of principal and/or interest payments made on a pool of residential or commercial mortgage loans. When interest rates fall, borrowers may refinance or otherwise repay principal on their mortgages earlier than scheduled. When this happens, certain types of mortgage-backed securities will be paid off more quickly than originally anticipated and the Fund will have to invest the proceeds in securities with lower yields. This risk is known as "prepayment risk." When interest rates rise, certain types of mortgage-backed securities will be paid off more slowly than originally anticipated and the value of these securities will fall. This risk is known as "extension risk." Extension risk may cause the average maturity of the Fund's portfolio to increase.



Because of prepayment risk and extension risk, mortgage-backed securities react differently to changes in interest rates than other fixed income securities. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities. Certain mortgage-backed securities in which the Fund may invest may also provide a degree of investment leverage, which could cause the Fund to lose all or substantially all of its investment. These securities also are subject to risk of default on the underlying mortgage or assets, particularly during periods of economic downturn.



RECENT DEVELOPMENTS WITH SUB-PRIME MORTGAGE MARKET -- Certain real estate markets have experienced declines in prices and demand, most notably in the residential housing market. In addition, there have been rising delinquency rates in


                                       TST
               TBRGA-9 Transamerica BlackRock Global Allocation VP highly leveraged loans to weaker borrowers, specifically in the sub-prime mortgage sector, that have caused rising defaults on loans. These defaults have caused unexpected losses for loan originators and certain sub-prime lenders. The deteriorating situation with loans and lenders has led to instability in capital markets associated with securities that are linked to the sub-prime mortgage market. These events may increase the risks associated with investments in mortgage-backed and asset-backed securities. Fannie Mae and Freddie Mac hold or guarantee approximately $5 trillion worth of mortgages. The value of the companies' securities have fallen sharply in 2008 due to concerns that the firms do not have sufficient capital to offset losses resulting from the mortgage crisis. In mid-2008, the U.S. Treasury Department was authorized to increase the size of home loans in certain residential areas Fannie Mae and Freddie Mac could buy, and until 2009, to lend Fannie Mae and Freddie Mac emergency funds and to purchase the entities' stock. More recently, in September 2008, the U.S. Treasury Department announced that the government would be taking over Fannie Mae and Freddie Mac and placing the companies into a conservatorship. The effect that this conservatorship will have on the companies' debt and equities is unclear. Fannie Mae and Freddie Mac have each been the subject of investigations by federal regulators over certain accounting matters. Such investigations, and any resulting restatements of financial statements, may adversely affect the guaranteeing entity and, as a result, the payment of principal or interest on these types of securities.



PRECIOUS METAL RELATED SECURITIES RISKS -- Prices of precious metal related securities historically have been very volatile. The high volatility of precious metal prices may adversely affect the financial condition of companies involved with precious metals. The production and sale of precious metals by governments or central banks or other larger holders can be affected by various economic, financial, social and political factors, which may be unpredictable and may have a significant impact on the prices of precious metals. Other factors that may affect the prices of precious metals and securities related to them include changes in inflation, the outlook for inflation and changes in industrial and commercial demand for precious metals.



REAL ESTATE RELATED SECURITIES RISKS -- The main risk of real estate related securities is that the value of the underlying real estate may go down. Many factors may affect real estate values. These factors include both the general and local economies, the amount of new construction in a particular area, the laws and regulations (including zoning and tax laws) affecting real estate and the costs of owning, maintaining and improving real estate. The availability of mortgages and changes in interest rates may also affect real estate values. If the Fund's real estate related investments are concentrated in one geographic area or in one property type, the Fund will be particularly subject to the risks associated with that area or property type.



REPURCHASE AGREEMENTS, PURCHASE AND SALE CONTRACTS RISKS -- If the other party to a repurchase agreement or purchase and sale contract defaults on its obligation under the agreement, the Fund may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security in either situation and the market value of the security declines, the Fund may lose money.



RESTRICTED SECURITIES RISK -- Restricted securities may be illiquid. The Fund may be unable to sell them on short notice or may be able to sell them only at a price below current value. Also, the Fund may get only limited information about the issuer of a restricted security, so it may be less able to predict a loss. In addition, if Fund management receives material nonpublic information about the issuer, the Fund may as a result be unable to sell the securities.



RULE 144A SECURITIES RISK -- Rule 144A securities may have an active trading market, but carry the risk that the active trading market may not continue.



SECURITIES LENDING RISK -- Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, the Fund may lose money and there may be a delay in recovering the loaned securities. The Fund could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. These events could trigger adverse tax consequences for the Fund.



SHORT SALES RISK -- Because making short sales in securities that it does not own exposes the Fund to the risks associated with those securities, such short sales involve speculative exposure risk. The Fund will incur a loss as a result of a short sale if the price of the security increases between the date of the short


                                       TST
              TBRGA-10 Transamerica BlackRock Global Allocation VP sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security declines in price between those dates. As a result, if the Fund makes short sales in securities that increase in value, it will likely underperform similar funds that do not make short sales in securities they do not own. There can be no assurance that the Fund will be able to close out a short sale position at any particular time or at an acceptable price. Although the Fund's gain is limited to the amount at which it sold a security short, its potential loss is limited only by the maximum attainable price of the security, less the price at which the security was sold. The Fund may also pay transaction costs and borrowing fees in connection with short sales.



SOVEREIGN DEBT RISK -- These investments are subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity's debt position in relation to the economy or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a governmental entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debt that a government does not pay nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected.



STANDBY COMMITMENT AGREEMENTS RISK -- Standby commitment agreements involve the risk that the security the Fund buys will lose value prior to its delivery to the Fund and will no longer be worth what the Fund has agreed to pay for it. These agreements also involve the risk that if the security goes up in value, the counterparty will decide not to issue the security. In this case, the Fund loses both the investment opportunity for the assets it set aside to pay for the security and any gain in the security's price.



SWAP AGREEMENTS RISK -- Swap agreements involve the risk that the party with whom the Fund has entered into the swap will default on its obligation to pay the Fund and the risk that the Fund will not be able to meet its obligations to pay the other party to the agreement.



WARRANTS RISK -- If the price of the underlying stock does not rise above the exercise price before the warrant expires, the warrant generally expires without any value and the Fund loses any amount it paid for the warrant. Thus, investments in warrants may involve substantially more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.



WHEN-ISSUED AND DELAYED DELIVERY SECURITIES AND FORWARD COMMITMENTS RISKS
 -- When-issued and delayed delivery securities and forward commitments involve the risk that the security the Fund buys will lose value prior to its delivery. There also is the risk that the security will not be issued or that the other party to the transaction will not meet its obligation. If this occurs, the Fund loses both the investment opportunity for the assets it set aside to pay for the security and any gain in the security's price.


(STOPLIGHT ICON)

PRIMARY RISKS OF TRANSAMERICA BLACKROCK GLOBAL ALLOCATION VP

--------------------------------------------------------------------------------

UNDERLYING FUND

Because the portfolio invests its assets in the BlackRock Fund, its ability to achieve its investment objective depends entirely on the performance of the Fund. The portfolio is indirectly subject to all of the risks associated with an investment in the Fund, as described in this prospectus and the BlackRock Fund prospectus. There can be no assurance that the investment objective of the Fund will be achieved. In addition, the portfolio will indirectly bear a pro rata portion of the operating expenses of the Fund, and it is subject to business and regulatory developments affecting the Fund.


DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. Transamerica BlackRock Global Allocation VP publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.



                                       TST
              TBRGA-11 Transamerica BlackRock Global Allocation VP

(GRAPH ICON)

PAST PERFORMANCE
----------------------------------------

No performance is shown for the portfolio as it had not commenced operations prior to the date of this prospectus. Performance information for the portfolio will appear in a future version of this prospectus once the portfolio has a full calendar year of performance information to report to investors.

(MONEY ICON)
EXPENSES
----------------------------------------


When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. These figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts. The table below sets forth the estimated fees and expenses you may pay if you invest in the portfolio's shares. Actual expenses may vary significantly.


FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets




                                   INITIAL     SERVICE
PORTFOLIO                           CLASS       CLASS
------------------------------------------------------
Management fees                      0.05%(b)    0.05%(b)
Rule 12b-1 fees                      0.00%(c)    0.25%
Other expenses                       0.08%       0.08%
                                   -------------------
TOTAL(e)                             0.13%       0.38%
Expense reduction(d)                 0.00%       0.00%
                                   -------------------
NET OPERATING EXPENSES(e)            0.13%       0.38%






BLACKROCK FUND                           CLASS 1
------------------------------------------------
Management fees                            0.65%
Rule 12b-1 fees                            0.00%
Other expenses                             0.15%
                                           -----
TOTAL                                      0.80%
                                           -----







                                   INITIAL     SERVICE
AGGREGATE TOTAL EXPENSES            CLASS       CLASS
------------------------------------------------------
Management fees                      0.70%       0.70%
Rule 12b-1 fees                      0.00%       0.25%
Other expenses                       0.23%       0.23%
                                   -------------------
TOTAL(f)                             0.93%       1.18%
Expense reduction(d)                 0.00%       0.00%
                                   -------------------
NET OPERATING EXPENSES(f)            0.93%       1.18%
------------------------------------------------------




(a)  Annual portfolio operating expenses are based on estimates.

(b) Transamerica Asset Management, Inc. ("TAM") has agreed to voluntarily waive the entirety of its management fee. This waiver may be discontinued at any time without notice.
(c) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2010. The Board of Trustees reserves the right to cause such fees to be paid after that date. As of the date of this prospectus, the portfolio does not plan to offer Initial Class shares.
(d) Contractual arrangements with TAM, through April 30, 2010 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.25%, excluding 12b-1 fees, certain extraordinary expenses and acquired (i.e., underlying) funds' fees and expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.25% of average daily net assets, excluding 12b-1 fees, acquired (i.e., underlying) funds' fees and expenses and extraordinary expenses. Additional information concerning the fee waiver is discussed in the SAI.

(e) Because of the voluntary waiver of TAM's management fee, actual total and net operating expenses of the portfolio are expected to be 0.08% for Initial Class shares and 0.33% for the Service Class shares.


(f) Because of the voluntary waiver of TAM's management fee, actual aggregate total and net operating expenses are expected to be 0.88% for Initial Class shares and 1.13% for the Service Class shares.


EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It shows the cumulative expenses you would pay if you invested $10,000, reinvested all distributions and dividends without a sales charge, and held your shares for the periods shown and then redeem all of your shares at the end of those periods, with a 5% annual return (this assumption is required by the SEC and is not a prediction of the portfolio's future performance) and portfolio operating expenses remaining the same. Because actual returns and expenses will be different, the example is for comparison only.


The example does not include any fees or charges which are, or may be, imposed under the policies or the annuity contracts.


SHARE CLASS                         1 YEAR   3 YEARS
----------------------------------------------------
Initial Class                        $ 95      $329
Service Class                        $120      $375
----------------------------------------------------






                                       TST
              TBRGA-12 Transamerica BlackRock Global Allocation VP

(BRIEFCASE ICON)

MANAGEMENT
----------------------------------------


INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM") 570 Carillon Parkway St. Petersburg, FL 33716-1202


For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.


ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the annual rate of 0.05% of the portfolio's average daily net assets. TAM currently intends to waive its investment advisory fee.


A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements will be available in the Trust's semi-annual report for the fiscal period ending June 30, 2009.

PORTFOLIO MANAGERS:


BlackRock Fund is managed by a team of financial professionals. Dennis W. Stattman is the Fund's senior portfolio manager and Dan Chamby and Romualdo Roldan are the Fund's associate portfolio managers, and are jointly and primarily responsible for the day-to-day management of the Fund.



DENNIS W. STATTMAN is a Managing Director of and Portfolio Manager with BlackRock, Inc. since 2006. Prior to joining BlackRock, he was a Managing Director of Merrill Lynch Investment Managers, L.P. ("MLIM") from 2000 to 2006. Mr. Stattman has been a Portfolio Manager with BlackRock or MLIM since 1989.



DAN CHAMBY is a Director of and Portfolio Manager with BlackRock, Inc. since 2006. Prior to joining BlackRock, he was Director of MLIM from 2000 to 2006. Mr. Chamby has been a Portfolio Manager with BlackRock or MLIM since 2003.



ROMUALDO ROLDAN is a Director of and Portfolio Manager with BlackRock, Inc. since 2006. Prior to joining BlackRock, he was Director of MLIM from 2000 to 2006 and Vice President of MLIM from 1998 to 2000. Mr. Roldan has been a Portfolio Manager with BlackRock or MLIM since 1999.



MR. STATTMAN, the overall investment supervisor for the Fund, has been the Fund's senior portfolio manager since 2002. He was senior co-portfolio manager of the Fund from 2000 to 2002 and an associate portfolio manager of the Fund from 1989 to 2000. Mr. Stattman is a Managing Director of BlackRock, Inc. since 2006. Prior to joining BlackRock in 2006, he was a Managing Director of Merrill Lynch Investment Managers, L.P. ("MLIM") from 2000 to 2006 and a Director of MLIM from 1997 to 2000. He has been a portfolio manager with BlackRock or MLIM since 1989.


MR. CHAMBY has been the Fund's associate portfolio manager since 2003 and assists Mr. Stattman in the day-to-day management of the Fund's portfolio. He has been a Director of BlackRock, Inc. and an associate portfolio manager with the Global Allocation team since 2004. He was a Director of MLIM from 2000 to 2006.


MR. ROLDAN has been the Fund's associate portfolio manager since 2006 primarily advising on investments in emerging markets. He has been a Director of BlackRock, Inc. and an associate portfolio manager with the Global Allocation team since 2006. He was a Director of MLIM from 2000 to 2006; a Vice President of MLIM from 1998 to 2000, and portfolio manager thereof from 1999 to 2006. Mr. Roldan was previously a Senior Vice President, Santander Investments from 1995 to 1998.


BlackRock and its affiliated investment advisers have provided investment advisory services to various clients for more than 20 years.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the Fund.

COMPENSATION RELATING TO BLACKROCK FUND
------------------------------------------------------------


In connection with the portfolio's investment of its assets in the BlackRock Fund, BlackRock Advisors, LLC, the adviser to the BlackRock Fund, will pay Transamerica Capital, Inc., the portfolio's distributor, a fee of 0.30% of the net assets of Transamerica BlackRock Global Allocation VP invested in the BlackRock Fund.


(MONEY ICON)



FINANCIAL HIGHLIGHTS
----------------------------------------

Financial Highlights for the portfolio are not included in this prospectus because the portfolio had not commenced operations prior to the date of this prospectus.


                                       TST
              TBRGA-13 Transamerica BlackRock Global Allocation VP

(BLACKROCK LOGO)                       Transamerica BlackRock Large Cap Value VP



(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks long-term capital growth.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------


The portfolio's sub-adviser, BlackRock Investment Management, LLC ("BlackRock"), seeks to achieve its objective by investing primarily in a diversified portfolio of equity securities of large cap companies located in the United States. Under normal circumstances, the portfolio invests at least 80% of its net assets in equity securities of large cap companies. The portfolio considers large cap companies to be companies that, at the time of purchase, comprise the portfolio's benchmark, the Russell 1000(R) Value Index.



The portfolio will seek to outperform the Russell 1000(R) Value Index by investing in equity securities that BlackRock believes are selling at below normal valuations.



The portfolio emphasizes value-oriented investments. In selecting securities for the portfolio from its benchmark universe, BlackRock uses a proprietary multi-factor quantitative model. The factors employed by the model include stock valuation, quality of earnings and potential future earnings growth. BlackRock looks for strong relative earnings growth, earnings quality and good relative valuation. A company's stock price relative to its earnings and book value, among other factors, is also examined -- if BlackRock believes that a company is overvalued, it will not be considered as an investment for any fund. After the initial screening is done, BlackRock relies on fundamental analysis, using both internal and external research, to optimize its quantitative model to choose companies BlackRock believes have strong, sustainable earnings growth with current momentum at attractive price valuations. "Fundamental analysis" is a method of stock market analysis that concentrates on "fundamental" information about the company (such as its income statement, balance sheet, earnings and sales history, products and management) to attempt to forecast future stock value.



Because the portfolio generally will not hold all the stocks in its index, and because its investments may be allocated in amounts that vary from the proportional weightings of the various stocks in that index, the portfolio is not an "index" fund. In seeking to outperform the its benchmark, however, BlackRock reviews potential investments using certain criteria that are based on the securities in the relevant index. These criteria currently include the following:





- Relative price to earnings and price to book ratios




- Stability and quality of earnings


- Earnings momentum and growth


- Weighted median market capitalization of the portfolio


- Allocation among the economic sectors of the portfolio as compared to the applicable index


- Weighted individual stocks within the applicable index





The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to the risk with respect to the depository institution holding the cash.



Please see Appendix A for more information about investment strategies.


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------


Risk is inherent in all investing. The value of your investment in the portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the portfolio or your investment may not perform as well as other similar investments. The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:



MARKET


The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. If the market prices of the securities owned by the portfolio fall, the value of your investment in the portfolio will decline. The value of a security may fall due to factors affecting securities markets generally or a particular sector of the securities


                                       TST
               TBRLCV-1 Transamerica BlackRock Large Cap Value VP markets or factors affecting particular industries or issuers. The equity and debt capital markets in the United States and internationally have experienced unprecedented volatility. This financial crisis has caused a significant decline in the value and liquidity of many securities. This environment could make identifying investment risks and opportunities especially difficult. These market conditions may continue or get worse. Changes in market conditions will not have the same impact on all types of securities.


STOCKS

Stocks may be volatile -- their prices may go up and down dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, the securities market as a whole or the overall economy. Because the stocks the portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.


VALUE INVESTING

The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced. The portfolio may underperform other equity portfolios that use different investing styles. The portfolio may also underperform other equity portfolios using the value style.





PREFERRED STOCK


Preferred stock represents an interest in a company that generally entitles the holder to receive, in preference to the holders of the company's common stock, dividends and a fixed share of the proceeds resulting from any liquidation of the company. Preferred stock's right to dividends and liquidation proceeds is junior to the rights of a company's debt securities. Preferred stocks may pay fixed or adjustable rates of return. The value of preferred stock may be subject to factors that affect fixed income and equity securities, including changes in interest rates and in a company's creditworthiness. Shareholders of preferred stock may suffer a loss of value if dividends are not paid. Preferred stock does not generally carry voting rights.





PLEASE ALSO SEE THE PORTFOLIO'S WEBSITE AT WWW.TRANSAMERICAFUNDS.COM (SELECT TRANSAMERICA VARIABLE PORTFOLIO) FOR MORE INFORMATION ABOUT THE PORTFOLIO.


YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------


The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Russell 1000(R) Value Index, is a widely recognized, unmanaged index of market performance that measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.


Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.


                                       TST
               TBRLCV-2 Transamerica BlackRock Large Cap Value VP

TOTAL RETURN
(per calendar year)

(PERFORMANCE GRAPH)


1999                                            7.95
2000                                           15.19
2001                                           -1.81
2002                                          -14.21
2003                                           29.78
2004                                           18.34
2005                                           15.94
2006                                           16.92
2007                                            4.64
2008                                          -33.89





The highest and lowest quarterly returns for the periods reflected in the bar chart are:




                    Highest:  19.27%   Quarter ended 6/30/2003
                    Lowest:  (20.67)%  Quarter ended 9/30/2002



                          AVERAGE ANNUAL TOTAL RETURNS
                   (For Calendar Year ended December 31, 2008)


                                                        10 YEARS
                                                         OR LIFE
                                   1 YEAR    5 YEARS    OF FUND*
                                   ------    -------    --------
Initial Class                      (33.89)%    2.10%      4.19%
Service Class                      (34.06)%    1.85%      6.15%
Russell 1000(R) Value Index        (36.85)%   (0.79)%     1.36%




 *   Service Class shares commenced operations May 1, 2003.

(1) Prior to May 1, 2004, a different sub-adviser managed this portfolio; the performance set forth prior to that date is attributable to that sub-adviser.

(MONEY ICON)
EXPENSES
----------------------------------------


When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts. The table below sets forth the estimated fees and expenses you may pay if you invest in the portfolio's shares, and, unless otherwise indicated, reflects expenses incurred by the portfolio during its fiscal year ended December 31, 2008. Actual expenses may vary significantly.


FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets


                             CLASS OF SHARES
                           INITIAL     SERVICE
----------------------------------------------
Management fees              0.78%       0.78%
Rule 12b-1 fees              0.00%(b)    0.25%
Other expenses               0.05%       0.05%
                           -------------------
TOTAL                        0.83%       1.08%
Expense reduction(c)         0.00%       0.00%
                           -------------------
NET OPERATING EXPENSES       0.83%       1.08%
----------------------------------------------





(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2008.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2010. The Board of Trustees reserves the right to cause such fees to be paid after that date.

(c) Contractual arrangement with Transamerica Asset Management, Inc. ("TAM") through April 30, 2010 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00% of average daily net assets, excluding 12b-1 fees and certain extraordinary expenses.


EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It shows the cumulative expenses you would pay if you invested $10,000, reinvested all distributions and dividends without a sales charge, and held your shares for the periods shown and then redeem all of your shares at the end of those periods, with a 5% annual return (this assumption is required by the SEC and is not a prediction of the portfolio's future performance) and portfolio operating expenses remaining the same. Because actual returns and expenses will be different, the example is for comparison only.


The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.


SHARE CLASS                       1 YEAR   3 YEARS   5 YEARS   10 YEARS
-----------------------------------------------------------------------
Initial Class                      $ 85      $297      $527     $1,188
Service Class                      $110      $343      $595     $1,317
-----------------------------------------------------------------------






                                       TST
               TBRLCV-3 Transamerica BlackRock Large Cap Value VP

(BRIEFCASE ICON)

MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $250 million; 0.775% over $250 million up to $750 million; and 0.75% over $750 million.


For the fiscal year ended December 31, 2008, the portfolio paid a management fee of 0.78% of the portfolio's average daily net assets.


SUB-ADVISER: BlackRock Investment Management, LLC, 800 Scudders Mill Road, Plainsboro, NJ 08536

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.35% of the first $250 million; 0.325% over $250 million up to $750 million; and 0.30% in excess of $750 million.

The average daily net assets for the purpose of calculating sub-advisory fees will be determined on a combined basis with the same named fund managed by the sub-adviser for Transamerica Funds.


A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's semi-annual report for the fiscal period ended June 30, 2008.


PORTFOLIO MANAGERS:




The portfolio is managed by a team of financial professionals. Robert C. Doll, Jr. and Daniel Hanson are primarily responsible for the day-to-day management of the portfolio. Mr. Doll is the senior portfolio manager and Mr. Hanson is the associate portfolio manager.



ROBERT C. DOLL, JR. is a Vice Chairman and Global Chief Investment Officer for Equities of BlackRock, Inc. since 2006. He is a member of the Executive, Operating and Leadership Committees of BlackRock, Inc. and head of its U.S. Large Cap Series equity team. Prior to joining BlackRock, he was President of Merrill Lynch Investment Managers, L.P. ("MLIM") and its affiliate, Fund Asset Management, L.P. from 2001 to 2006. Mr. Doll was also President and a member of the Board of the funds advised by MLIM and its affiliates from 2005 to 2006.



DANIEL HANSON is a Managing Director of BlackRock, Inc. since 2009 and Director since 2007. Prior to joining BlackRock, he was a member of MLIM's Large Cap Series Team from 2003 to 2006.


The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the portfolio.


                                       TST
               TBRLCV-4 Transamerica BlackRock Large Cap Value VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2008 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2008 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.


                                                                    INITIAL CLASS
                                           --------------------------------------------------------------
                                                               YEAR ENDED DECEMBER 31,
FOR A SHARE OUTSTANDING THROUGHOUT EACH    --------------------------------------------------------------
PERIOD                                       2008         2007          2006          2005         2004
---------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of year                          $  19.16     $  20.80     $    18.72     $  17.17     $  14.97
INVESTMENT OPERATIONS
Net investment income(a)                       0.21         0.20           0.17         0.13         0.18
Net realized and unrealized gain (loss)       (6.18)        0.72           2.91         2.54         2.47
                                           --------------------------------------------------------------
Total operations                              (5.97)        0.92           3.08         2.67         2.65
                                           --------------------------------------------------------------
DISTRIBUTIONS
From net investment income                    (0.15)       (0.20)         (0.10)       (0.12)       (0.16)
From net realized gains                       (1.95)       (2.36)         (0.90)       (1.00)       (0.29)
                                           --------------------------------------------------------------
Total distributions                           (2.10)       (2.56)         (1.00)       (1.12)       (0.45)
                                           --------------------------------------------------------------
NET ASSET VALUE
End of year                                $  11.09     $  19.16     $    20.80     $  18.72     $  17.17
                                           --------------------------------------------------------------
TOTAL RETURN(B)                              (33.89)%       4.64%         16.92%       15.94%       18.34%
NET ASSETS END OF YEAR (000's)             $712,006     $860,991     $1,054,389     $860,826     $584,426
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets                 0.83%        0.85%          0.83%        0.84%        0.85%
Net investment income, to average net
  assets                                       1.38%        0.94%          0.86%        0.70%        1.19%
Portfolio turnover rate                          85%          67%            60%          69%         132%
---------------------------------------------------------------------------------------------------------

                                                                    SERVICE CLASS
                                           --------------------------------------------------------------
                                                               YEAR ENDED DECEMBER 31,
FOR A SHARE OUTSTANDING THROUGHOUT EACH    --------------------------------------------------------------
PERIOD                                       2008         2007          2006          2005         2004
---------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of year                          $  19.21     $  20.87     $    18.81     $  17.27     $  15.06
INVESTMENT OPERATIONS
Net investment income (loss)(a)                0.17         0.14           0.13         0.09         0.15
Net realized and unrealized gain (loss)       (6.20)        0.73           2.91         2.57         2.48
                                           --------------------------------------------------------------
Total operations                              (6.03)        0.87           3.04         2.66         2.63
                                           --------------------------------------------------------------
DISTRIBUTIONS
From net investment income                    (0.10)       (0.17)         (0.08)       (0.12)       (0.13)
From net realized gains                       (1.95)       (2.36)         (0.90)       (1.00)       (0.29)
                                           --------------------------------------------------------------
Total distributions                           (2.05)       (2.53)         (0.98)       (1.12)       (0.42)
                                           --------------------------------------------------------------
NET ASSET VALUE
End of year                                $  11.13     $  19.21     $    20.87     $  18.81     $  17.27
                                           --------------------------------------------------------------
TOTAL RETURN(B)                              (34.06)%       4.35%         16.62%       15.73%       18.00%
NET ASSETS END OF YEAR (000's)             $ 15,319     $ 33,514     $   28,079     $ 14,908     $  3,189
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets                 1.08%        1.10%          1.08%        1.09%        1.10%
Net investment income, to average net
  assets                                       1.06%        0.70%          0.64%        0.49%        0.97%
Portfolio turnover rate                          85%          67%            60%          69%         132%
---------------------------------------------------------------------------------------------------------





(a)  Calculation is based on average number of shares outstanding.





(b) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.





                                       TST
               TBRLCV-5 Transamerica BlackRock Large Cap Value VP

(BLACKROCK LOGO)                   TRANSAMERICA BLACKROCK TACTICAL ALLOCATION VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks capital appreciation with current income as a secondary objective.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio seeks to achieve this objective by investing its assets in a combination of underlying TST portfolios and Transamerica Funds (the "underlying funds").


 - Under normal market conditions, the portfolio's investments in equity funds will vary between 40% and 90% of the portfolio's net assets, with the remaining portion invested in fixed-income funds, which may include money market funds. Equity exposure increases with higher 10-year swap rates and lower implied volatility. Equity exposure decreases with lower swap rates and higher implied volatility.



 - The portfolio's target level of equity exposure is determined monthly by a proprietary tactical asset allocation model based on specified market factors, such as the 10-year swap rate and implied volatility. The model was provided to Transamerica Asset Management, Inc., the portfolio's investment adviser, by an affiliated insurance company and is used by that company to develop and price insurance policies and variable annuity contracts. The model is run on the first business day of each month and produces the target equity allocation for the month.



 - BlackRock Financial Management, Inc., the portfolio's sub-adviser ("BlackRock"), may not vary or override the target level equity exposure regardless of their view of the market outlook. Based on the model's target allocation, BlackRock selects among the underlying equity and fixed-income funds and rebalances the portfolio's assets among the underlying funds to maintain the target weightings. BlackRock may choose to invest a portion of the portfolio's assets in one or more underlying funds which they sub-advise.


 - The equity funds may have fixed-income exposure and the fixed-income funds could likewise have equity exposure. Such exposures are not considered by the model and could impact the performance of the underlying funds and the portfolio.


 - The portfolio may also invest directly in securities, including U.S. government securities, short-term commercial paper, cash and cash equivalents.





LIST OF UNDERLYING FUNDS AND PORTFOLIOS

----------------------------------------


This section lists the underlying funds/portfolios in which the portfolio may invest. For a summary of the respective investment objectives and principal investment strategies and risks of each underlying fund/portfolio, please refer to Appendix B of this prospectus. Further information about an underlying fund/portfolio is contained in that underlying fund/portfolio's prospectus and available online at www.transamericafunds.com or by calling 1-888-233-4339.


TRANSAMERICA FUNDS UNDERLYING FUNDS:

 - Transamerica AllianceBernstein International Value
 - Transamerica BlackRock Global Allocation
 - Transamerica Flexible Income
 - Transamerica JPMorgan International Bond
 - Transamerica Loomis Sayles Bond
 - Transamerica Marsico International Growth
 - Transamerica Neuberger Berman International
 - Transamerica PIMCO Real Return TIPS
 - Transamerica Short-Term Bond
 - Transamerica Thornburg International Value
 - Transamerica UBS Large Cap Value

TST UNDERLYING PORTFOLIOS:
 - Transamerica American Century Large Company Value VP
 - Transamerica BlackRock Large Cap Value VP
 - Transamerica Convertible Securities VP
 - Transamerica Equity VP
 - Transamerica Growth Opportunities VP
 - Transamerica Jennison Growth VP
 - Transamerica JPMorgan Core Bond VP
 - Transamerica JPMorgan Enhanced Index VP
 - Transamerica JPMorgan Mid Cap Value VP
 - Transamerica Marsico Growth VP


 - Transamerica MFS International Equity VP
 - Transamerica Money Market VP
 - Transamerica PIMCO Total Return VP
 - Transamerica T. Rowe Price Equity Income VP
 - Transamerica T. Rowe Price Growth Stock VP


                                       TST
              TBRTA-1 Transamerica BlackRock Tactical Allocation VP

 - Transamerica Templeton Global VP
 - Transamerica Third Avenue Value VP
 - Transamerica U.S. Government Securities VP
 - Transamerica Van Kampen Active International Allocation VP
 - Transamerica Van Kampen Large Cap Core VP
 - Transamerica Van Kampen Mid-Cap Growth VP



(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

Risk is inherent in all investing. The value of your investment in the portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the portfolio or your investment may not perform as well as other similar investments. The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:


MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. If the market prices of the securities owned by the portfolio or the underlying funds fall, the value of your investment in the portfolio will decline. The value of a security may fall due to factors affecting securities markets generally or a particular sector of the securities markets or factors affecting particular industries or issuers. The equity and debt capital markets in the United States and internationally have experienced unprecedented volatility. This financial crisis has caused a significant decline in the value and liquidity of many securities. This environment could make identifying investment risks and opportunities especially difficult. These market conditions may continue or get worse. Changes in market conditions will not have the same impact on all types of securities.

UNDERLYING FUNDS

Because the portfolio invests its assets in various underlying funds, its ability to achieve its investment objective depends largely on the performance of the underlying funds in which it invests. The portfolio is indirectly subject to all of the risks associated with an investment in the underlying funds, as described in the prospectuses of the underlying funds. There can be no assurance that the investment objective of any underlying fund will be achieved. In addition, the portfolio will indirectly bear a pro rata portion of the operating expenses of the underlying funds in which it invests, and it is subject to business and regulatory developments affecting the underlying funds.


ASSET ALLOCATION
The portfolio's level of equity and fixed income exposure is determined by a dynamic asset allocation model. The allocations prescribed by the model may be unsuccessful in maximizing the portfolio's return and/or avoiding investment losses. Within the equity and fixed-income allocations, BlackRock may select underlying funds that do not perform as well as expected.

STOCKS



Stocks may be volatile -- their prices may go up and down dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, the securities market as a whole or the overall economy. Because the stocks the portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.


FOREIGN SECURITIES

Investments in foreign securities including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs"), and European Depositary Receipts ("EDRs") involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:



 - different accounting and reporting practices


 - less information available to the public


 - less (or different) regulation of securities markets


 - more complex business negotiations


 - less liquidity


 - more fluctuations in prices


 - delays in settling foreign securities transactions


 - higher costs for holding shares (custodial fees)


 - higher transaction costs


 - vulnerability to seizure and taxes


 - political or financial instability and small markets


 - different market trading days



CURRENCY


When the portfolio invests in securities denominated in foreign currencies, it is subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short


                                       TST
              TBRTA-2 Transamerica BlackRock Tactical Allocation VP periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, the portfolio's investments in foreign currency denominated securities may reduce the returns of the portfolio.


INVESTMENT COMPANIES
To the extent that an underlying portfolio invests in other investment companies such as Exchange-Traded Funds ("ETFs"), it bears its pro rata share of these investment companies' expenses, and is subject to the effects of the business and regulatory developments that affect these investment companies and the investment company industry generally.

FIXED INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:
 - market risk: fluctuations in market value

 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down. The longer the maturity or duration, the more sensitive the value of a fixed-income security is to fluctuations in interest rates


 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities

 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes

 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines. The portfolio may incur expenses to protect the portfolio's interest in securities experiencing these events. If the portfolio invests in securities that are subordinated to other securities, or which represent interests in pools of such subordinated securities, those investments may be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer.


If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.


PLEASE ALSO SEE THE PORTFOLIO'S WEBSITE AT WWW.TRANSAMERICAFUNDS.COM (SELECT TRANSAMERICA VARIABLE PORTFOLIO) FOR MORE INFORMATION ABOUT THE PORTFOLIO.


YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.


These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.


DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.




                                       TST
              TBRTA-3 Transamerica BlackRock Tactical Allocation VP

(GRAPH ICON)

PAST PERFORMANCE

----------------------------------------

No performance is shown for the portfolio as it had not commenced operations prior to the date of this prospectus. Performance information for the portfolio will appear in a future version of this prospectus once the portfolio has a full calendar year of performance information to report to investors.


(MONEY ICON)
EXPENSES
----------------------------------------


When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. These figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts. The table below sets forth the estimated fees and expenses you may pay if you invest in the portfolio's shares. Actual expenses may vary significantly.


FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets


                               INITIAL     SERVICE
                                CLASS       CLASS
--------------------------------------------------
Management fees                  0.10%       0.10%
Rule 12b-1 fees                  0.00%(b)    0.25%
Other expenses                   0.08%       0.08%
Acquired fund fees and
  expenses                       0.85%       0.85%
                               -------------------
TOTAL                            1.03%       1.28%
Expense reduction(c)             0.00%       0.00%
                               -------------------
NET OPERATING EXPENSES           1.03%       1.28%
--------------------------------------------------




(a)  Annual portfolio operating expenses are based on estimates.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2010. The Board of Trustees reserves the right to cause such fees to be paid after that date. As of the date of this prospectus, the portfolio does not plan to offer Initial Class shares.

(c) Contractual arrangements with Transamerica Asset Management, Inc. ("TAM"), through April 30, 2010 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.25%, excluding 12b-1 fees, certain extraordinary expenses and acquired (i.e., underlying) funds' fees and expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.25% of average daily net assets, excluding 12b-1 fees, acquired (i.e., underlying) funds' fees and expenses and certain extraordinary expenses.


EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It shows the cumulative expenses you would pay if you invested $10,000, reinvested all distributions and dividends without a sales charge, and held your shares for the periods shown and then redeem all of your shares at the end of those periods, with a 5% annual return (this assumption is required by the SEC and is not a prediction of the portfolio's future performance) and portfolio operating expenses remaining the same. Because actual returns and expenses will be different, the example is for comparison only.


The example does not include any fees or charges which are, or may be, imposed under the policies or the annuity contracts.


SHARE CLASS                        1 YEAR   3 YEARS
---------------------------------------------------
Initial Class                       $105      $360
Service Class                       $130      $406
---------------------------------------------------





(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------
INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM") 570 Carillon Parkway St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.


ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.10% of the first billion; and 0.08% in excess of $1 billion.



SUB-ADVISER: BlackRock Financial Management, Inc. ("BlackRock") 40 East 52(nd) Street, New York, NY 10022



SUB-ADVISORY FEE: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.10% of the first billion; and 0.08% in excess of $1 billion.



A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements will be available in the Trust's semi-


                                       TST
              TBRTA-4 Transamerica BlackRock Tactical Allocation VP annual report for the fiscal period ending June 30, 2009.


PORTFOLIO MANAGERS:





PHIL GREEN, Managing Director, is a member of BlackRock's Multi-Asset Portfolio Strategies (MAPS) group, which is responsible for developing, assembling and managing investment solutions involving multiple strategies and asset classes. Mr. Green is a member of the asset allocation and research group, MAPS management team, and is the lead portfolio manager for the diversified Portable Alpha platform, the Prepared Portfolios mutual funds (Target Date/Target Risk), and a co-manager of the portfolio. Mr. Green's service with the firm dates back to 1999, including his years with Merrill Lynch Investment Managers, L.P. ("MLIM"), which merged with BlackRock in 2006. At MLIM, he was responsible for asset allocation and equity strategies within the Quantitative Advisors group. Prior to joining MLIM, Mr. Green was a managing director and portfolio manager at Bankers Trust Company, heading the global asset allocation, managed futures, and currency overlay groups. Mr. Green earned a B.S. degree in economics from the Wharton School of Business of the University of Pennsylvania in 1985, and an M.B.A. degree in finance from New York University in 1991.



MICHAEL HUEBSCH, Managing Director, heads BlackRock's Multi-Asset Portfolio Strategies (MAPS) group, which is responsible for developing, assembling and managing investment solutions involving multiple strategies and asset classes. He is a member of BlackRock's Operating and Management Committees. Previously Mr. Huebsch lead the Financial Institutions Portfolio Management Group. Prior to joining BlackRock in 1989, Mr. Huebsch was a Vice President in Fixed Income Research at The First Boston Corporation focusing on corporate bonds, asset-backed securities, mortgage-related securities and municipal bonds. Mr. Huebsch is a Trustee of the Fairfield (CT) Country Day School and a member of the Board of Overseers of the School of Risk Management, Insurance and Actuarial Science at St. John's University in New York City. He earned a B.A. degree in political science from Trinity College in 1980, and an M.B.A. degree in finance from the Wharton School of the University of Pennsylvania in 1985.


BlackRock and its affiliated investment advisers have provided investment advisory services to various clients for more than 20 years.


The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the portfolio.



FINANCIAL HIGHLIGHTS

----------------------------------------
(MONEY ICON)

Financial Highlights for the portfolio are not included in this prospectus because the portfolio had not commenced operations prior to the date of this prospectus.


                                       TST
              TBRTA-5 Transamerica BlackRock Tactical Allocation VP

(CAPITAL GUARDIAN LOGO)                   TRANSAMERICA CAPITAL GUARDIAN VALUE VP


PLEASE NOTE: THE TRUST'S BOARD OF TRUSTEES HAS APPROVED A REORGANIZATION OF TRANSAMERICA CAPITAL GUARDIAN VALUE VP INTO TRANSAMERICA BLACKROCK LARGE CAP VALUE VP, WHICH IS SUBJECT TO THE SATISFACTION OF CERTAIN CONDITIONS, AND IS EXPECTED TO CLOSE IN THE FOURTH QUARTER OF 2009. THE REORGANIZATION IS EXPECTED TO QUALIFY AS A TAX-FREE REORGANIZATION, WHICH MEANS THAT THE REORGANIZATION WILL GENERALLY RESULT IN NO INCOME, GAIN OR LOSS BEING RECOGNIZED FOR FEDERAL INCOME TAX PURPOSES BY EITHER PORTFOLIO OR THEIR SHAREHOLDERS AS A DIRECT RESULT OF THE REORGANIZATION. EACH PORTFOLIO IS MANAGED BY TRANSAMERICA ASSET MANAGEMENT, INC. TRANSAMERICA BLACKROCK LARGE CAP VALUE VP IS SUB-ADVISED BY BLACKROCK INVESTMENT MANAGEMENT, LLC, 800 SCUDDERS MILL ROAD, PLAINSBORO, NJ 08536. IMMEDIATELY PRIOR TO THE CLOSING OF THE REORGANIZATION, BLACKROCK INVESTMENT MANAGEMENT, LLC WILL REPLACE CAPITAL GUARDIAN TRUST COMPANY AS THE SUB-ADVISER TO TRANSAMERICA CAPITAL GUARDIAN VALUE VP.


PLEASE SEE THE DISCLOSURE IN THIS PROSPECTUS RELATING TO TRANSAMERICA BLACKROCK LARGE CAP VALUE VP FOR ADDITIONAL INFORMATION REGARDING ITS INVESTMENT OBJECTIVES, RISKS, PORTFOLIO MANAGEMENT, CHARGES AND EXPENSES.

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to provide long-term  growth of capital and income.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Capital Guardian Trust Company ("Capital Guardian"), seeks to achieve this objective through investments in a portfolio comprised primarily of equity securities of U.S. issuers and securities whose principal markets are in the U.S. (including American Depositary Receipts ("ADRs") and other U.S. registered foreign securities).

Capital Guardian normally will invest at least 80% of its net assets in common stocks (or securities convertible into or exchangeable for common stocks) of companies with market capitalization greater than $1.5 billion at the time of purchase.

The portfolio can also hold cash, invest in cash equivalents and U.S. government securities when prevailing market and economic conditions indicate that it is desirable to do so. The portfolio intends to remain fully invested; however, cash and cash equivalents may be held for defensive purposes.


In selecting securities for purchase or sale by the portfolio, the portfolio's sub-adviser uses a "value" approach to investing, and searches for securities of companies it believes exhibit one or more "value" characteristics relative to the Standard & Poor's 500 Stock Index. The "value" characteristics include below market price to earnings ratios, below market price to book ratios, and equal to or above market dividend yields.


Based on the research carried out by the sub-adviser's analysts, portfolio managers look across industry sectors in selecting stocks for the portfolio. With a long-term perspective, portfolio managers look for quality companies at attractive prices that will outperform their peers and the benchmark over time. In keeping with the sub-adviser's bottom-up philosophy, the weighting for any given sector reflects the managers' and analysts' assessments and outlooks for individual companies within that sector. Weightings are arrived at through individual stock selection rather than through top-down judgments.


The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.



Please see Appendix A for more information about investment strategies.


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------


Risk is inherent in all investing. The value of your investment in the portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in


                                       TST
                  TCGV-1 Transamerica Capital Guardian Value VP the portfolio or your investment may not perform as well as other similar investments. The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:



MARKET


The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. If the market prices of the securities owned by the portfolio fall, the value of your investment in the portfolio will decline. The value of a security may fall due to factors affecting securities markets generally or a particular sector of the securities markets or factors affecting particular industries or issuers. The equity and debt capital markets in the United States and internationally have experienced unprecedented volatility. This financial crisis has caused a significant decline in the value and liquidity of many securities. This environment could make identifying investment risks and opportunities especially difficult. These market conditions may continue or get worse. Changes in market conditions will not have the same impact on all types of securities.


STOCKS

Stocks may be volatile -- their prices may go up and down dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, the securities market as a whole or the overall economy. Because the stocks the portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.


VALUE INVESTING

The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced. The portfolio may underperform other equity portfolios that use different investing styles. The portfolio may also underperform other equity portfolios using the value style.


CONVERTIBLE SECURITIES
Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with most debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

FOREIGN SECURITIES
Investments in foreign securities, including ADRs, Global Depositary Receipts ("GDRs"), and European Depositary Receipts ("EDRs"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:




- different accounting and reporting practices


- less information available to the public


- less (or different) regulation of securities

  markets

- more complex business negotiations


- less liquidity


- more fluctuations in prices


- delays in settling foreign securities transactions


- higher costs for holding shares (custodial fees)


- higher transaction costs


- vulnerability to seizure and taxes


- political or financial instability and small markets


- different market trading days



CURRENCY


When the portfolio invests in securities denominated in foreign currencies, it is subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, the portfolio's investments in foreign currency denominated securities may reduce the returns of the portfolio.




                                       TST
                  TCGV-2 Transamerica Capital Guardian Value VP

FIXED-INCOME SECURITIES


The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:



- market risk: fluctuations in market value


- interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down. The longer the maturity or duration, the more sensitive the value of a fixed-income security is to fluctuations in interest rates


- prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities


- extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes


- default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines. The portfolio may incur expenses to protect the portfolio's interest in securities experiencing these events. If the portfolio invests in securities that are subordinated to other securities, or which represent interests in pools of such subordinated securities, those investments may be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer.



If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.



PLEASE ALSO SEE THE PORTFOLIO'S WEBSITE AT WWW.TRANSAMERICAFUNDS.COM (SELECT TRANSAMERICA VARIABLE PORTFOLIO) FOR MORE INFORMATION ABOUT THE PORTFOLIO.


YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------


The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Russell 1000(R) Value Index, is a widely recognized, unmanaged index of market performance which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.


Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future returns.


                                       TST
                  TCGV-3 Transamerica Capital Guardian Value VP

TOTAL RETURN
(per calendar year)

(PERFORMANCE GRAPH)

1999                                           -3.06
2000                                            5.57
2001                                            6.64
2002                                          -20.70
2003                                           34.58
2004                                           16.70
2005                                            7.71
2006                                           16.50
2007                                           -6.28
2008                                          -39.52



The highest and lowest quarterly returns for the periods reflected in the bar chart are:




                    Highest:  21.05%   Quarter ended 6/30/2003
                    Lowest:  (21.13)%  Quarter ended 9/30/2002



                          AVERAGE ANNUAL TOTAL RETURNS
                   (For Calendar Year ended December 31, 2008)


                                                         10 YEARS OR
                                   1 YEAR    5 YEARS    LIFE OF FUND*
                                   ------    -------    -------------
Initial Class                      (39.52)%  (3.66)%       (0.34)%
Service Class                      (39.68)%  (3.90)%        1.03%
Russell 1000(R) Value
  Index                            (36.85)%  (0.79)%        1.36%




*    Service Class shares commenced operations May 1, 2003.

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Capital Guardian Value Portfolio of Endeavor Series Trust. Capital Guardian has been the portfolio's sub-adviser since October 9, 2000. Prior to that date, a different sub-adviser managed the portfolio and the performance set forth prior to October 9, 2000 is attributable to that sub-adviser.

(MONEY ICON)
EXPENSES
----------------------------------------


When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts. The table below sets forth the estimated fees and expenses you may pay if you invest in the portfolio's shares, and, unless otherwise indicated, reflects expenses incurred by the portfolio during its fiscal year ended December 31, 2008. Actual expenses may vary significantly.


FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets



                                             CLASS OF SHARES
                                           INITIAL     SERVICE
--------------------------------------------------------------
Management fees                              0.79%       0.79%
Rule 12b-1 fees                              0.00%(b)    0.25%
Other expenses                               0.06%       0.06%
                                           -------------------
TOTAL                                        0.85%       1.10%
Expense reduction(c)                         0.00%       0.00%
                                           -------------------
NET OPERATING EXPENSES                       0.85%       1.10%
--------------------------------------------------------------





(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2008.

(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2010. The Board of Trustees reserves the right to cause such fees to be paid after that date.

(c) Contractual arrangement with Transamerica Asset Management, Inc. ("TAM") through April 30, 2010 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.87%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.87% of average daily net assets, excluding 12b-1 fees and certain extraordinary expenses.


EXPENSE EXAMPLE


This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It shows the cumulative expenses you would pay if you invested $10,000, reinvested all distributions and dividends without a sales charge, and held your shares for the periods shown and then redeem all of your shares at the end of those periods, with a 5% annual return (this assumption is required by the SEC and is not a prediction of the portfolio's future performance) and portfolio operating expenses remaining the same. Because actual returns and expenses will be different, the example is for comparison only.



                                       TST
                  TCGV-4 Transamerica Capital Guardian Value VP

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS               1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------
Initial Class              $ 87      $303      $538     $1,211
Service Class              $112      $350      $606     $1,340
---------------------------------------------------------------




(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------



INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $500 million; 0.775% of assets over $500 million up to $1 billion; 0.65% of assets over $1 billion up to $2 billion; and 0.625% in excess of $2 billion.


For the fiscal year ended December 31, 2008, the portfolio paid a management fee of 0.79% of the portfolio's average daily net assets.




SUB-ADVISER: Capital Guardian Trust Company, 333 S. Hope Street, Los Angeles, CA 90071


SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.375% of the first $1 billion; 0.275% of assets over $1 billion up to $2 billion; and 0.25% in excess of $2 billion.



A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's semi-annual report for the fiscal period ended June 30, 2008.


PORTFOLIO MANAGERS: A team of portfolio managers manage this portfolio. The sub-adviser uses a multiple portfolio manager system under which the portfolio is divided into several segments. Each segment is individually managed with the portfolio manager free to decide on company and industry selection as well as valuation and transaction assessment. An additional portion of the portfolio is managed by a group of investment research analysts.

The individual portfolio managers, as applicable, of each segment of the portfolio, other than that managed by the group of research analysts are as follows:




DARCY B. KOPCHO is a portfolio manager in the Global Institutional Group (GIG), with responsibilities in U.S. Value and Absolute Income Grower. She also works closely on issues regarding research management in the Global Institutional Group. Prior to joining the Global Institutional Group, Ms. Kopcho was a portfolio counselor for Capital Research Global Investors, a division of Capital Research and Management Company, and a senior vice president of Capital Research and Management Company. She was also a senior vice president of Capital Income Builder and executive vice president of Capital World Growth and Income Fund, and served as a director of Capital Research and Management. Previously, she was an analyst covering the global auto and oil service industries. She was also president and a director of Capital Research Company and a research director of several of Capital's investment units. Ms. Kopcho was president and a director of The Income Fund of America, a senior vice president of New Perspective Fund, and a vice president of Capital Income Builder. She also served as a director of The Capital Group Companies. Prior to joining Capital in 1986, Ms. Kopcho was manager of market research for Baker International. She earned an M.B.A. from the University of California at Irvine and a B.A. degree in religious studies from the University of California at Santa Barbara. Ms. Kopcho sits on the Dean's Advisory Board of the Paul Mirage School of Business at University of California at Irvine and the Philippines Advisory Committee for the Grameen Foundation USA. She is based in Los Angeles.



THEODORE R. SAMUELS is a senior vice president and a director of Capital Guardian Trust Company, where he is also a portfolio manager responsible for U.S. equities. In addition, he is co-chair of the CGTC Investment Committee and a director of The Capital Group Companies. He is a member of the Management Committees for both the Personal Investment Management Division of CGTC and Capital Group International, Inc. for North America. Mr. Samuels holds an M.B.A. from Harvard University Graduate School of Business Administration and a B.A. from Harvard College. He is based in Los Angeles.



                                       TST
                  TCGV-5 Transamerica Capital Guardian Value VP

TODD S. JAMES is a senior vice president of Capital Guardian Trust Company and a portfolio manager for Capital Guardian Trust Company and Capital International Research, Inc. with U.S. Growth, U.S. Value, and Absolute Income Grower responsibilities. Prior to assuming his portfolio management responsibilities in 2006, Mr. James was an investment analyst with research responsibilities in U.S. merchandising and e-commerce and a statistician for Capital Group Research, Inc. Before joining the Capital organization in 1985, he studied architecture at Texas Tech University and earned a B.S. in international finance from California State University, Sacramento. Mr. James earned an M.B.A. from the University of Southern California Graduate School of Business and is based in Los Angeles.


The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the portfolio.


                                       TST
                  TCGV-6 Transamerica Capital Guardian Value VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2008 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2008 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.


                                                                     INITIAL CLASS
                                               ---------------------------------------------------------
                                                                YEAR ENDED DECEMBER 31,
FOR A SHARE OUTSTANDING THROUGHOUT EACH        ---------------------------------------------------------
PERIOD                                           2008        2007        2006        2005         2004
--------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of year                              $  18.34    $  21.25    $  20.57    $  20.27     $  17.56
INVESTMENT OPERATIONS
Net investment income(a)                           0.40        0.44        0.34        0.29         0.25
Net realized and unrealized gain (loss)           (7.08)      (1.63)       2.82        1.22         2.65
                                               ---------------------------------------------------------
Total operations                                  (6.68)      (1.19)       3.16        1.51         2.90
                                               ---------------------------------------------------------
DISTRIBUTIONS
From net investment income                        (0.48)      (0.24)      (0.34)      (0.20)       (0.19)
From net realized gains                           (1.72)      (1.48)      (2.14)      (1.01)          --
                                               ---------------------------------------------------------
Total distributions                               (2.20)      (1.72)      (2.48)      (1.21)       (0.19)
                                               ---------------------------------------------------------
NET ASSET VALUE
End of year                                    $   9.46    $  18.34    $  21.25    $  20.57     $  20.27
                                               ---------------------------------------------------------
TOTAL RETURN(B)                                  (39.52)%     (6.28)%     16.50%       7.71%       16.70%
NET ASSETS END OF YEAR (000's)                 $273,217    $947,185    $794,352    $721,176     $774,182
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets()                   0.85%       0.82%       0.84%       0.85%        0.86%
Net investment income, to average net
  assets()                                         2.72%       2.11%       1.59%       1.43%        1.35%
Portfolio turnover rate()                            49%         43%         40%         35%          32%
--------------------------------------------------------------------------------------------------------






                                                                     SERVICE CLASS
                                               ---------------------------------------------------------
                                                                YEAR ENDED DECEMBER 31,
FOR A SHARE OUTSTANDING THROUGHOUT EACH        ---------------------------------------------------------
PERIOD                                           2008        2007        2006        2005         2004
--------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of year                               $ 18.41     $ 21.34     $ 20.66     $ 20.37      $ 17.65
INVESTMENT OPERATIONS
Net investment income(a)                           0.37        0.39        0.30        0.24         0.21
Net realized and unrealized gain (loss)           (7.12)      (1.64)       2.82        1.23         2.66
                                               ---------------------------------------------------------
Total operations                                  (6.75)      (1.25)       3.12        1.47         2.87
                                               ---------------------------------------------------------
DISTRIBUTIONS
From net investment income                        (0.42)      (0.20)      (0.30)      (0.17)       (0.15)
From net realized gains                           (1.72)      (1.48)      (2.14)      (1.01)          --
                                               ---------------------------------------------------------
Total distributions                               (2.14)      (1.68)      (2.44)      (1.18)       (0.15)
                                               ---------------------------------------------------------
NET ASSET VALUE
End of year                                     $  9.52     $ 18.41     $ 21.34     $ 20.66      $ 20.37
                                               ---------------------------------------------------------
TOTAL RETURN(B)                                  (39.68)%     (6.54)%     16.20%       7.50%       16.39%
NET ASSETS END OF YEAR (000's)                 $ 13,060    $ 31,832    $ 35,331    $ 23,622     $ 16,961
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets()                   1.10%       1.07%       1.09%       1.10%        1.11%
Net investment income, to average net
  assets()                                         2.50%       1.85%       1.38%       1.18%        1.11%
Portfolio turnover rate()                            49%         43%         40%         35%          32%
--------------------------------------------------------------------------------------------------------





(a)  Calculation is based on average number of shares outstanding.





(b) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.





                                       TST
                  TCGV-7 Transamerica Capital Guardian Value VP

(CLARION LOGO)             TRANSAMERICA CLARION GLOBAL REAL ESTATE SECURITIES VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks long-term total return from investments primarily in equity securities of real estate companies. Total return consists of realized and unrealized capital gains and losses plus income.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

This portfolio's sub-adviser, ING Clarion Real Estate Securities, L.P. ("Clarion"), seeks to achieve the portfolio's objective by investing principally in equity securities of real estate companies which include:

 - common stocks
 - convertible securities


Under normal conditions, the portfolio will invest at least 80% of its net assets in a portfolio of equity securities of issuers that are principally engaged in the real estate industry. Clarion considers issuers principally engaged in the real estate industries to be companies that derive at least 50% of their total revenues or earnings from owning, operating, developing and/or managing real estate. The portfolio will be composed of investments in issuers that are economically tied to at least three different countries, including the United States. An issuer generally will be deemed to be economically tied to the country (or countries) in which the issuer has at least 50% of its assets or from which it derives at least 50% of its revenues or profits, or in whose securities markets its securities principally trade. As a general matter, these investments are expected to be in common stocks of large-, mid- and small-sized issuers, including real estate investment trusts ("REITs").



Clarion uses a disciplined two-step process for constructing the portfolio. First, Clarion selects sectors and geographic regions in which to invest, and determines the degree of representation of such sectors and regions, through a systematic evaluation of public and private property market trends and conditions. Second, Clarion uses an in-house valuation process to identify investments with superior current income and growth potential relative to their peers, through which it examines several factors, including value and property, capital structure, and management and strategy. Clarion may decide to sell investments held by the portfolio for a variety of reasons, such as to secure gains, limit losses, or redeploy portfolio investments into opportunities believed to be more promising. Clarion also may engage in frequent and active trading of portfolio investments to achieve the portfolio's investment objective.


The portfolio may also invest in debt securities of real estate and non-real estate companies, mortgage-related securities such as pass through certificates, real estate mortgage investment conduit ("REMIC"), certificates, and collateralized mortgage obligations ("CMOs"), or short-term debt obligations. However, the portfolio does not directly invest in real estate.


The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.


This portfolio is non-diversified.

WHAT IS A NON-DIVERSIFIED PORTFOLIO?


A "non-diversified" portfolio has the ability to take larger positions in a smaller number of issuers. To the extent a portfolio invests a greater portion of its assets in the securities of a smaller number of issuers, it may be more susceptible to any single economic, political or regulatory occurrence than a diversified portfolio and may be subject to greater loss with respect to its portfolio securities. However, to meet federal tax requirements, at the close of each quarter the portfolio generally may not have more than 25% of its total assets invested in any one issuer with the exception of securities of the U.S. government and its agencies, and, with respect to 50% of its total assets, may not have more than 5% of its total assets invested in any one issuer with the exception of securities of the U.S. government and its agencies.



Please see Appendix A for more information about investment strategies.



                                       TST
         TCGRES-1 Transamerica Clarion Global Real Estate Securities VP

(STOPLIGHT ICON)

PRIMARY RISKS
----------------------------------------




Risk is inherent in all investing. The value of your investment in the portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the portfolio or your investment may not perform as well as other similar investments. The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:



MARKET


The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. If the market prices of the securities owned by the portfolio fall, the value of your investment in the portfolio will decline. The value of a security may fall due to factors affecting securities markets generally or a particular sector of the securities markets or factors affecting particular industries or issuers. The equity and debt capital markets in the United States and internationally have experienced unprecedented volatility. This financial crisis has caused a significant decline in the value and liquidity of many securities. This environment could make identifying investment risks and opportunities especially difficult. These market conditions may continue or get worse. Changes in market conditions will not have the same impact on all types of securities.


STOCKS

Stocks may be volatile -- their prices may go up and down dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, the securities market as a whole or the overall economy. Because the stocks the portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.


FOREIGN SECURITIES
Investments in foreign securities, including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks may include, without limitation:




 - different accounting and reporting practices


 - less information available to the public


 - less (or different) regulation of securities markets


 - more complex business negotiations


 - less liquidity


 - more fluctuations in prices


 - delays in settling foreign securities transactions


 - higher costs for holding shares (custodial fees)


 - higher transaction costs


 - vulnerability to seizure and taxes


 - political or financial instability and small markets


 - different market trading days.





CURRENCY


When the portfolio invests in securities denominated in foreign currencies, it is subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, the portfolio's investments in foreign currency denominated securities may reduce the returns of the portfolio.


REAL ESTATE SECURITIES

Real estate markets have been particularly affected by the current financial crisis. Investments in the real estate industry are subject to risks associated with direct investment in real estate. These risks may include, without limitation:


 - Declining real estate value
 - Risks relating to general and local economic conditions
 - Over-building
 - Increased competition for assets in local and regional markets
 - Increases in property taxes
 - Increases in operating expenses or interest rates
 - Change in neighborhood value or the appeal of properties to tenants
 - Insufficient levels of occupancy
 - Inadequate rents to cover operating expenses

The performance of securities issued by companies in the real estate industry also may be affected by prudent management of insurance risks, adequacy of financing available in capital markets, competent

                                       TST
         TCGRES-2 Transamerica Clarion Global Real Estate Securities VP management, changes in applicable laws and government regulations (including taxes) and social and economic trends.

REITS

Real estate markets have been particularly affected by the current financial crisis. Equity REITs can be affected by any changes in the value of the properties owned. A REIT's performance depends on the types and locations of the properties it owns and on how well it manages those properties or loan financings. A decline in rental income could occur because of extended vacancies, increased competition from other properties, tenants' failure to pay rent, or poor management. A REIT's performance also depends on the ability to finance property purchases and renovations and manage its cash flows. Because REITs are typically invested in a limited number of projects or in a particular market segment, they are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Loss of status as a qualified REIT or changes in the treatment of REITs under the federal tax law could adversely affect the value of a particular REIT or the market for REITs as a whole.


SMALL- OR MEDIUM-SIZED COMPANIES

Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies, particularly developing companies, generally are subject to more volatility in price than larger company securities. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. Smaller companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.


PORTFOLIO TURNOVER

The portfolio may engage in a significant number of short-term transactions, which may adversely affect portfolio performance. Increased turnover results in higher brokerage costs or mark-up charges for the portfolio. The portfolio ultimately passes these costs on to shareholders. Short-term trading may also result in short-term capital gains, which are generally subject to tax in the same manner as ordinary income when distributed by the portfolio to its shareholders.


CONVERTIBLE SECURITIES
Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with most debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.



FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - market risk: fluctuations in market value

 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down. The longer the maturity or duration, the more sensitive the value of a fixed-income security is to fluctuations in interest rates

 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes

 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines. The portfolio may incur expenses to protect the portfolio's interest in securities experiencing these events. If the


                                       TST
         TCGRES-3 Transamerica Clarion Global Real Estate Securities VP portfolio invests in securities that are subordinated to other securities, or which represent interests in pools of such subordinated securities, those investments may be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer.


If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

MORTGAGE-RELATED SECURITIES

Mortgage-related securities in which the portfolio may invest represent pools of mortgage loans assembled for sale to investors by various governmental agencies or government-related fluctuation organizations, as well as by private issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Unlike mortgage-related securities issued or guaranteed by the U. S. government or its agencies and instrumentalities, mortgage-related securities issued by private issuers do not have a government or government-sponsored entity guarantee (but may have other credit enhancement), and may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics. Real estate markets have been particularly affected by the current financial crisis, which has had an adverse effect on mortgage-related securities. Mortgage-related securities are subject to special risks. The repayment of certain mortgage-related securities depends primarily on the cash collections received from the issuer's underlying asset portfolio and, in certain cases, the issuer's ability to issue replacement securities (such as asset-backed commercial paper). As a result, there could be losses to the portfolio in the event of credit or market value deterioration in the issuer's underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing securities, or the issuer's inability to issue new or replacement securities. This is also true for other asset-backed securities. Upon the occurrence of certain triggering events or defaults, the investors in a security held by the portfolio may become the holders of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss. The portfolio's investments in mortgage-related securities are also exposed to prepayment or call risk, which is the possibility that mortgage holders will repay their loans early during periods of falling interest rates, requiring the portfolio to reinvest in lower-yielding instruments and receive less principal or income than originally was anticipated. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. This is known as extension risk.


NON-DIVERSIFICATION
Focusing investments in a small number of issuers, industries or foreign currencies increases risk. Because the portfolio is non-diversified, it may be more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be.




PLEASE ALSO SEE THE PORTFOLIO'S WEBSITE AT WWW.TRANSAMERICAFUNDS.COM (SELECT TRANSAMERICA VARIABLE PORTFOLIO) FOR MORE INFORMATION ABOUT THE PORTFOLIO.


YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.




                                       TST
         TCGRES-4 Transamerica Clarion Global Real Estate Securities VP

(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------


The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the S&P Developed Property Index (formerly S&P/Citigroup World Property Index), is an unmanaged index of market performance that measures the performance of companies worldwide that derive more than 60% of their sales from property or real-estate related activities. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.


Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

(PERFORMANCE GRAPH)

1999                                           -3.77
2000                                           29.62
2001                                           11.05
2002                                            3.60
2003                                           35.74
2004                                           32.86
2005                                           13.47
2006                                           42.27
2007                                           -6.70
2008                                          -42.38



The highest and lowest quarterly returns for the periods reflected in the bar chart are:



                    Highest:  17.85%   Quarter ended 12/31/2004
                    Lowest:  (29.05)%  Quarter ended 12/31/2008


                          AVERAGE ANNUAL TOTAL RETURNS
                   (For Calendar Year ended December 31, 2008)


                                                           10 YEARS
                                                              OR
                                   1 YEAR    5 YEARS    LIFE OF FUND*
                                   ------    -------    -------------
Initial Class                      (42.38)%    2.89%         8.42%
Service Class                      (42.49)%    2.64%         7.01%
S&P Developed Property Index       (47.60)%    1.34%         6.45%






*    Service Class shares commenced operations May 1, 2003.


(1) Prior to May 1, 2002, a different sub-adviser managed this portfolio; the performance set forth prior to that date is attributable to that sub-adviser. On November 1, 2005, the portfolio modified its investment strategies; performance set forth prior to that date is attributable to the prior strategies.


(MONEY ICON)
EXPENSES
----------------------------------------


When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts. The table below sets forth the estimated fees and expenses you may pay if you invest in the portfolio's shares, and, unless otherwise indicated, reflects expenses incurred by the portfolio during its fiscal year ended December 31, 2008. Actual expenses may vary significantly.


FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                             CLASS OF SHARES
                                           INITIAL     SERVICE
--------------------------------------------------------------
Management fees                              0.78%       0.78%
Rule 12b-1 fees                              0.00%(b)    0.25%
Other expenses                               0.09%       0.09%
                                           -------------------
TOTAL                                        0.87%       1.12%
Expense reduction(c)                         0.00%       0.00%
                                           -------------------
NET OPERATING EXPENSES                       0.87%       1.12%
--------------------------------------------------------------



(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2008.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2010. The Board of Trustees reserves the right to cause such fees to be paid after that date.


                                       TST
         TCGRES-5 Transamerica Clarion Global Real Estate Securities VP

(c) Contractual arrangement with Transamerica Asset Management, Inc. ("TAM") through April 30, 2010 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00% of average daily net assets, excluding 12b-1 fees and certain extraordinary expenses.


EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It shows the cumulative expenses you would pay if you invested $10,000, reinvested all distributions and dividends without a sales charge, and held your shares for the periods shown and then redeem all of your shares at the end of those periods, with a 5% annual return (this assumption is required by the SEC and is not a prediction of the portfolio's future performance) and portfolio operating expenses remaining the same. Because actual returns and expenses will be different, the example is for comparison only.


The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS               1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------
Initial Class              $ 89      $310      $549     $1,234
Service Class              $114      $356      $617     $1,363
---------------------------------------------------------------




(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $250 million; 0.775% over $250 million up to $500 million; 0.70% over $500 million up to $1 billion; and 0.65% in excess of $1 billion.

For the fiscal year ended December 31, 2008, the portfolio paid a management fee of 0.78% of the portfolio's average daily net assets.


SUB-ADVISER: ING Clarion Real Estate Securities, L.P., 201 King of Prussia Road, Suite 600, Radnor, PA 19087


SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.40% of the first $250 million; 0.375% over $250 million up to $500 million; 0.35% over $500 million up to $1 billion; and 0.30% in excess of $1 billion, less 50% of any amount reimbursed pursuant to the portfolio's expense limitation.


A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's semi-annual report for the fiscal period ended June 30, 2008.


PORTFOLIO MANAGERS:

T. RITSON FERGUSON, CFA, JOSEPH P. SMITH, CFA, AND STEVEN D. BURTON, CFA, serve as co-portfolio managers of this portfolio.

T. RITSON FERGUSON, CFA, Chief Investment Officer ("CIO") and Portfolio Manager, has 24 years of real estate investment experience. Mr. Ferguson has served as Co-CIO and more recently CIO of Clarion since 1991.

JOSEPH P. SMITH, CFA, Managing Director and Portfolio Manager, is a member of the Investment Policy Committee. Mr. Smith joined Clarion in 1997 and has 18 years of real estate investment management experience.

STEVEN D. BURTON, CFA, Managing Director and Portfolio Manager, is a member of Clarion's Investment Committee. He is also responsible for evaluating the investment potential of public real estate companies outside the U.S. Mr. Burton joined Clarion in 1995 and has 24 years of real estate investment management experience.

The sub-adviser and its predecessors have provided investment advisory services to various clients since 1969.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the portfolio.



                                       TST
         TCGRES-6 Transamerica Clarion Global Real Estate Securities VP

(MONEY ICON)

FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2008 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2008 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.


                                                                     INITIAL CLASS
                                               ---------------------------------------------------------
                                                                YEAR ENDED DECEMBER 31,
FOR A SHARE OUTSTANDING THROUGHOUT EACH        ---------------------------------------------------------
PERIOD                                           2008        2007        2006        2005         2004
--------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of year                              $  19.64    $  24.54    $  19.77    $  19.15     $  15.08
INVESTMENT OPERATIONS
Net investment income(a)                           0.38        0.36        0.35        0.27         0.43
Net realized and unrealized gain (loss)           (7.03)      (1.77)       7.45        2.20         4.35
                                               ---------------------------------------------------------
Total operations                                  (6.65)      (1.41)       7.80        2.47         4.78
                                               ---------------------------------------------------------
DISTRIBUTIONS
From net investment income                        (0.47)      (1.73)      (0.33)      (0.32)       (0.36)
From net realized gains                           (4.68)      (1.76)      (2.70)      (1.53)       (0.35)
                                               ---------------------------------------------------------
Total distributions                               (5.15)      (3.49)      (3.03)      (1.85)       (0.71)
                                               ---------------------------------------------------------
NET ASSET VALUE
End of year                                    $   7.84    $  19.64    $  24.54    $  19.77     $  19.15
                                               ---------------------------------------------------------
TOTAL RETURN(B)                                  (42.38)%     (6.70)%     42.27%      13.47%       32.86%
NET ASSETS END OF YEAR (000's)                 $339,659    $667,356    $922,134    $599,134     $396,224
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets                     0.87%       0.84%       0.84%       0.86%        0.86%
Net investment income, to average net assets       2.61%       1.51%       1.59%       1.41%        2.62%
Portfolio turnover rate                              48%         60%         44%        103%          69%
--------------------------------------------------------------------------------------------------------






                                                                     SERVICE CLASS
                                               --------------------------------------------------------
                                                                YEAR ENDED DECEMBER 31,
FOR A SHARE OUTSTANDING THROUGHOUT EACH        --------------------------------------------------------
PERIOD                                           2008        2007        2006        2005        2004
-------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of year                               $ 20.12     $ 25.06     $ 20.16     $ 19.53     $ 15.37
INVESTMENT OPERATIONS
Net investment income(a)                           0.36        0.31        0.32        0.23        0.47
Net realized and unrealized gain (loss)           (7.27)      (1.80)       7.58        2.23        4.36
                                               --------------------------------------------------------
Total operations                                  (6.91)      (1.49)       7.90        2.46        4.83
                                               --------------------------------------------------------
DISTRIBUTIONS
From net investment income                        (0.38)      (1.69)      (0.30)      (0.30)      (0.32)
From net realized gains                           (4.68)      (1.76)      (2.70)      (1.53)      (0.35)
                                               --------------------------------------------------------
Total distributions                               (5.06)      (3.45)      (3.00)      (1.83)      (0.67)
                                               --------------------------------------------------------
NET ASSET VALUE
End of year                                     $  8.15     $ 20.12     $ 25.06     $ 20.16     $ 19.53
                                               --------------------------------------------------------
TOTAL RETURN(B)                                  (42.49)%     (6.91)%     41.91%      13.18%      32.50%
NET ASSETS END OF YEAR (000's)                 $ 14,810    $ 41,216    $ 53,276    $ 24,618    $ 11,771
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets                     1.12%       1.09%       1.09%       1.11%       1.11%
Net investment income, to average net assets       2.35%       1.26%       1.39%       1.21%       2.77%
Portfolio turnover rate                              48%         60%         44%        103%         69%
-------------------------------------------------------------------------------------------------------





(a)  Calculation is based on average number of shares outstanding.





(b) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.





                                       TST
         TCGRES-7 Transamerica Clarion Global Real Estate Securities VP

(TRANSAMERICA INVESTMENT MANAGEMENT LOGO) TRANSAMERICA CONVERTIBLE SECURITIES VP



(BULLSEYE ICON)
OBJECTIVE
----------------------------------------
This portfolio seeks maximum total return through a combination of current income and capital appreciation.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------
The portfolio's sub-adviser, Transamerica Investment Management, LLC ("TIM") seeks to achieve this objective by investing principally in:

 - convertible securities

In seeking its investment objective, TIM will normally invest at least 80% of net assets in convertible securities, which are across the credit spectrum and perform more like a stock when the underlying share price is high relative to the conversion price and more like a bond when the underlying share price is low relative to the conversion price. TIM may also invest the portfolio's assets in other types of securities, including common stock.

TIM may invest the portfolio's assets in securities of foreign issuers in addition to securities of domestic issuers.

In buying and selling securities for the portfolio, TIM relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, industry position, and economic market conditions. Factors considered include growth potential, earnings estimates, and quality of management.

TIM may use various techniques, such as buying and selling futures contracts, to increase or decrease the portfolio's exposure to changing security prices or other factors that affect security values.

The portfolio may also invest in other securities and investment strategies in pursuit of its investment objective.


The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.



Please see Appendix A for more information about investment strategies.


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

Risk is inherent in all investing. The value of your investment in the portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the portfolio or your investment may not perform as well as other similar investments. The portfolio is subject to the following primary risks, as well as other risks described in Appendix A:



MARKET


The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. If the market prices of the securities owned by the portfolio fall, the value of your investment in the portfolio will decline. The value of a security may fall due to factors affecting securities markets generally or a particular sector of the securities markets or factors affecting particular industries or issuers. The equity and debt capital markets in the United States and internationally have experienced unprecedented volatility. This financial crisis has caused a significant decline in the value and liquidity of many securities. This environment could make identifying investment risks and opportunities especially difficult. These market conditions may continue or get worse. Changes in market conditions will not have the same impact on all types of securities.


CONVERTIBLE SECURITIES
Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with most debt securities, the market value of convertible securities tends to decline as interest rates increase, and conversely, to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the

                                       TST
                  TCS-1 Transamerica Convertible Securities VP conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

STOCKS

Stocks may be volatile -- their prices may go up and down dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, the securities market as a whole or the overall economy. Because the stocks the portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.



DERIVATIVES


The use of derivative instruments may involve risks and costs different from, and possibly greater than, the risks and costs associated with investing directly in securities or other traditional investments. The portfolio's use of certain derivatives may in some cases involve forms of financial leverage, which involves risk and may increase the volatility of the portfolio's net asset value. Even a small investment in derivatives can have a disproportionate impact on the portfolio. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the portfolio. The other parties to certain derivative contracts present the same types of default or credit risk as issuers of fixed income securities. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may be difficult to value, or may be subject to the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. In addition, derivatives may be subject to market risk, interest rate risk and credit risk. The portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances or at reasonable prices. The portfolio's sub-adviser may not make use of derivatives for a variety of reasons.




FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - market risk: fluctuations in market value

 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down. The longer the maturity or duration, the more sensitive the value of a fixed-income security is to fluctuations in interest rates

 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes

 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines. The portfolio may incur expenses to protect the portfolio's interest in securities experiencing these events. If the portfolio invests in securities that are subordinated to other securities, or which represent interests in pools of such subordinated securities, those investments may be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer.


If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.


                                       TST
                  TCS-2 Transamerica Convertible Securities VP

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:




 - different accounting and reporting practices


 - less information available to the public


 - less (or different) regulation of securities markets


 - more complex business negotiations


 - less liquidity


 - more fluctuations in prices


 - delays in settling foreign securities transactions


 - higher costs for holding shares  (custodial fees)


 - higher transaction costs


 - vulnerability to seizure and taxes


 - political or financial instability and small markets


 - different market trading days





CURRENCY


When the portfolio invests in securities denominated in foreign currencies, it is subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, the portfolio's investments in foreign currency denominated securities may reduce the returns of the portfolio.



PLEASE ALSO SEE THE PORTFOLIO'S WEBSITE AT WWW.TRANSAMERICAFUNDS.COM (SELECT TRANSAMERICA VARIABLE PORTFOLIO) FOR MORE INFORMATION ABOUT THE PORTFOLIO.


YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(STOPLIGHT ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Merrill Lynch All U.S. Convertibles Index ("MLUSCI"), is a widely recognized, unmanaged index of market performance that is a market capitalization-weighted index of domestic corporate convertible securities that are convertible to common stock only. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.


Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

(PERFORMANCE GRAPH)

2003                                           23.66
2004                                           13.18
2005                                            3.88
2006                                           10.90
2007                                           18.63
2008                                          -36.87



The highest and lowest quarterly returns for the periods reflected in the bar chart are:


                    Highest:  11.64%   Quarter ended  6/30/2003
                    Lowest:  (19.77)%  Quarter ended 12/31/2008





                                       TST
                  TCS-3 Transamerica Convertible Securities VP

                          AVERAGE ANNUAL TOTAL RETURNS
                   (For Calendar Year ended December 31, 2008)


                          1 YEAR    5 YEARS    LIFE OF FUND*
                          ------    -------    -------------
Initial Class             (36.87)%   (0.47)%        1.79%
Service Class             (37.00)%   (0.71)%        2.11%
MLUSCI                    (35.74)%   (3.44)%       (0.01)%




* Initial Class shares commenced operations May 1, 2002; Service Class shares commenced operations May 1, 2003.

(MONEY ICON)
EXPENSES
----------------------------------------


When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts. The table below sets forth the estimated fees and expenses you may pay if you invest in the portfolio's shares, and, unless otherwise indicated, reflects expenses incurred by the portfolio during its fiscal year ended December 31, 2008. Actual expenses may vary significantly.


FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets


                                CLASS OF SHARES
                              INITIAL     SERVICE
-------------------------------------------------
Management fees                 0.75%       0.75%
Rule 12b-1 fees                 0.00%(b)    0.25%
Other expenses                  0.06%       0.06%
                              -------------------
TOTAL                           0.81%       1.06%
Expense reduction(c)            0.00%       0.00%
                              -------------------
NET OPERATING EXPENSES          0.81%       1.06%
-------------------------------------------------




(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2008.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2010. The Board of Trustees reserves the right to cause such fees to be paid after that date.

(c) Contractual arrangement with Transamerica Asset Management, Inc. ("TAM") through April 30, 2010 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.25%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.25% of average daily net assets, excluding 12b-1 fees and certain extraordinary expenses.


EXPENSE EXAMPLE


This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It shows the cumulative expenses you would pay if you invested $10,000, reinvested all distributions and dividends without a sales charge, and held your shares for the periods shown and then redeem all of your shares at the end of those periods, with a 5% annual return (this assumption is required by the SEC and is not a prediction of the portfolio's future performance) and portfolio operating expenses remaining the same. Because actual returns and expenses will be different, the example is for comparison only.


The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.


SHARE CLASS               1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------
Initial Class              $ 83      $291      $516     $1,164
Service Class              $108      $337      $585     $1,294
---------------------------------------------------------------





(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.75% of the first $250 million; and 0.70% in excess of $250 million.


For the fiscal year ended December 31, 2008, the portfolio paid a management fee of 0.75% of the portfolio's average daily net assets.


SUB-ADVISER: Transamerica Investment Management, LLC, 11111 Santa Monica Blvd., Suite 820, Los Angeles, CA 90025


                                       TST
                  TCS-4 Transamerica Convertible Securities VP

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the annual rate of 0.35% of the portfolio's average daily net assets, less 50% of any amount reimbursed to the portfolio by TAM pursuant to the expense limitation.


A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's semi-annual report for the fiscal period ended June 30, 2008.


PORTFOLIO MANAGERS:




KIRK J. KIM, PORTFOLIO MANAGER (LEAD) Kirk J. Kim is Principal and Portfolio Manager at TIM. He manages sub-advised funds and institutional separate accounts in TIM's Convertible Securities discipline and is a member of TIM's Concentrated All Cap Growth Equity investment team. Prior to joining TIM in 1997, Mr. Kim worked as a securities analyst for The Franklin Templeton Group. He holds a B.S. in Finance from the University of Southern California. Mr. Kim has 13 years of investment experience.



PETER O. LOPEZ, PORTFOLIO MANAGER (LEAD) Peter O. Lopez is Principal and Director of Research at TIM. He co-manages sub-advised funds and institutional accounts in the Large Growth Equity and Convertible Securities disciplines. Prior to joining TIM in 2003, he was Managing Director at Centre Pacific, LLC. Mr. Lopez also previously served as Senior Fixed Income Analyst for Transamerica Investment Services from 1997-2000. He holds an M.B.A. in Finance and Accounting from The University of Michigan and received a B.A. in Economics from Arizona State University. Mr. Lopez has 17 years of investment experience.


TIM, through its parent company, has provided investment advisory services to various clients since 1967.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the portfolio.


                                       TST
                  TCS-5 Transamerica Convertible Securities VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2008 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2008 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.


                                                                     INITIAL CLASS
                                               --------------------------------------------------------
                                                                YEAR ENDED DECEMBER 31,
FOR A SHARE OUTSTANDING THROUGHOUT EACH        --------------------------------------------------------
PERIOD                                           2008        2007        2006        2005        2004
-------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of year                              $  12.48    $  12.03    $  11.20    $  12.24    $  11.51
INVESTMENT OPERATIONS
Net investment income(a)                           0.18        0.16        0.15        0.22        0.24
Net realized and unrealized gain (loss)           (4.05)       1.91        1.05        0.19        1.16
                                               --------------------------------------------------------
Total operations                                  (3.87)       2.07        1.20        0.41        1.40
                                               --------------------------------------------------------
DISTRIBUTIONS
From net investment income                        (0.18)      (0.26)      (0.19)      (0.27)      (0.23)
From net realized gains                           (2.22)      (1.36)      (0.18)      (1.18)      (0.44)
                                               --------------------------------------------------------
Total distributions                               (2.40)      (1.62)      (0.37)      (1.45)      (0.67)
                                               --------------------------------------------------------
NET ASSET VALUE
End of year                                    $   6.21    $  12.48    $  12.03    $  11.20    $  12.24
                                               --------------------------------------------------------
TOTAL RETURN(B)                                  (36.87)%     18.63%      10.90%       3.88%      13.18%
NET ASSETS END OF YEAR (000's)                 $156,137    $270,218    $429,852    $314,353    $351,386
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets                     0.81%       0.79%       0.78%       0.79%       0.84%
Net investment income, to average net assets       1.88%       1.30%       1.26%       1.95%       2.04%
Portfolio turnover rate                              97%         79%         64%         85%        138%
-------------------------------------------------------------------------------------------------------






                                                                    SERVICE CLASS
                                               -------------------------------------------------------
                                                               YEAR ENDED DECEMBER 31,
FOR A SHARE OUTSTANDING THROUGHOUT EACH        -------------------------------------------------------
PERIOD                                           2008        2007        2006        2005        2004
------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of year                               $ 12.42     $ 11.98     $ 11.17     $ 12.24     $11.50
INVESTMENT OPERATIONS
Net investment income(a)                           0.14        0.13        0.12        0.19       0.20
Net realized and unrealized gain (loss)           (4.01)       1.91        1.04        0.18       1.18
                                               -------------------------------------------------------
Total operations                                  (3.87)       2.04        1.16        0.37       1.38
                                               -------------------------------------------------------
DISTRIBUTIONS
From net investment income                        (0.15)      (0.24)      (0.17)      (0.26)     (0.20)
From net realized gains                           (2.22)      (1.36)      (0.18)      (1.18)     (0.44)
                                               -------------------------------------------------------
Total distributions                               (2.37)      (1.60)      (0.35)      (1.44)     (0.64)
                                               -------------------------------------------------------
NET ASSET VALUE
End of year                                     $  6.18     $ 12.42     $ 11.98     $ 11.17     $12.24
                                               -------------------------------------------------------
TOTAL RETURN(B)                                  (37.00)%     18.29%      10.65%       3.54%     12.99%
NET ASSETS END OF YEAR (000's)                 $  7,777    $ 18,157    $ 14,065    $ 10,710    $ 6,006
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets                     1.06%       1.04%       1.03%       1.04%      1.10%
Net investment income, to average net assets       1.46%       1.02%       1.01%       1.65%      1.72%
Portfolio turnover rate                              97%         79%         64%         85%       138%
------------------------------------------------------------------------------------------------------





(a)  Calculation is based on average number of shares outstanding.



(b) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.



                                       TST
                  TCS-6 Transamerica Convertible Securities VP

(AEGON USA INVESTMENT MANAGEMENT LOGO)         TRANSAMERICA EFFICIENT MARKETS VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks capital appreciation while seeking income as a secondary objective.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio seeks to achieve its objective by investing its assets in a diversified combination of underlying exchange traded funds ("ETFs") and institutional mutual funds (the "underlying funds").

In seeking to achieve its investment objective, the portfolio follows these investment strategies:

- Under normal market conditions, it expects to allocate substantially all of its assets among underlying ETFs and institutional mutual funds to achieve targeted exposure to domestic equities, international equities and domestic bonds. The portfolio intends to achieve a mix over time of approximately 65% of portfolio assets in institutional mutual funds that invest primarily in equities and 35% of portfolio assets in ETFs that investment primarily in bonds. The initial underlying bucket of institutional mutual funds in which the portfolio may invest consists of domestic equity, international equity and value equity funds.


- The portfolio's sub-adviser, AEGON USA Investment Management, LLC ("AUIM"), decides how much of the portfolio's assets to allocate to each underlying ETF and/or institutional mutual fund based on what it considers to be prudent diversification principles.


- The sub-adviser may periodically adjust the portfolio's allocations to favor investments in those underlying ETFs and institutional mutual funds that are expected to provide the most favorable outlook for achieving its investment objective.

It is expected that the portfolio will hold at least four underlying ETFs and six underlying institutional mutual funds. The portfolio may invest in one or more underlying funds that may also invest in other funds. It is not possible to predict the extent to which the portfolio will be invested in any particular underlying ETF or institutional mutual fund at any time.

The sub-adviser may change the portfolio's asset allocations and underlying ETFs and institutional mutual funds at any time without investor approval.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying ETFs and institutional mutual funds.


The portfolio may invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.



Please see Appendix A for more information about investment strategies.


LIST OF UNDERLYING ETFS

This section describes the underlying ETFs in which the portfolio may invest. For a summary of their respective investment objectives and principal investment strategies and risks, please refer to Appendix C of this prospectus.


- Vanguard(R) Intermediate-Term Bond ETF
- Vanguard(R) Long-Term Bond ETF
- Vanguard(R) Short-Term Bond ETF
- Vanguard(R) Total Bond Market ETF

LIST OF UNDERLYING INSTITUTIONAL MUTUAL FUNDS

This section describes the underlying institutional mutual funds managed by Dimensional Fund Advisors LP ("DFA") (the "DFA Institutional Mutual Funds") in which the portfolio may invest. For a summary of their respective investment objectives and principal investment strategies and risks, please refer to Appendix C of this prospectus.


- Large Cap International Portfolio
- Emerging Markets Value Portfolio
- U.S. Targeted Value Portfolio
- DFA International Value Portfolio
- U.S. Large Company Portfolio
- DFA International Small Cap Value Portfolio


                                    TST
                  TEM-1 Transamerica Efficient Markets VP

(STOPLIGHT ICON)

PRIMARY RISKS
----------------------------------------


Risk is inherent in all investing. The value of your investment in the portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the portfolio or your investment may not perform as well as other similar investments.



The portfolio is subject to the following primary investment risks, which mainly derive from the risks of the underlying ETFs and institutional mutual funds in which it invests (each underlying ETF and institutional mutual fund is not necessarily subject to each risk listed below), as well as other risks described in Appendix A:



MARKET


The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. If the market prices of the securities owned by the portfolio fall, the value of your investment in the portfolio will decline. The value of a security may fall due to factors affecting securities markets generally or a particular sector of the securities markets or factors affecting particular industries or issuers. The equity and debt capital markets in the United States and internationally have experienced unprecedented volatility. This financial crisis has caused a significant decline in the value and liquidity of many securities. This environment could make identifying investment risks and opportunities especially difficult. These market conditions may continue or get worse. Changes in market conditions will not have the same impact on all types of securities.



UNDERLYING ETFS AND INSTITUTIONAL MUTUAL FUNDS


Because the portfolio invests its assets in various underlying ETFs and institutional mutual funds, its ability to achieve its investment objective depends largely on the performance of the underlying ETFs and institutional mutual funds in which it invests. There can be no assurance that the investment objective of any underlying ETF or institutional mutual fund will be achieved. The portfolio is indirectly subject to all of the risks associated with an investment in the underlying ETFs and institutional mutual funds, as described in this prospectus. In addition, the portfolio will indirectly bear a pro rata portion of the operating expenses of the underlying ETFs and institutional mutual funds in which it invests, and it is subject to business and regulatory developments affecting the underlying ETFs and institutional mutual funds.



An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up and down, and the portfolio could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of an ETF's shares may be above or below the shares' net asset value; (ii) an active trading market for an ETF's shares may not develop or be maintained; or (iii) trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate, the shares are delisted from the exchange or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.


ASSET ALLOCATION
The portfolio's investment sub-adviser, AUIM, allocates the portfolio's assets among various underlying ETFs and institutional mutual funds. These allocations may be unsuccessful in maximizing the portfolio's return and/or avoiding investment losses.

STOCKS

Stocks may be volatile -- their prices may go up and down dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, the securities market as a whole or the overall economy. Because the stocks the portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.


FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

- market risk: fluctuations in market value
- interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the

                                    TST
                  TEM-2 Transamerica Efficient Markets VP
  value of your investment to go down. The longer the maturity or duration, the more sensitive the value of a fixed-income security is to fluctuations in interest rates

- prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
- extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes

- default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines. The portfolio may incur expenses to protect the portfolio's interest in securities experiencing these events. If the portfolio invests in securities that are subordinated to other securities, or which represent interests in pools of such subordinated securities, those investments may be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer.


If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

FOREIGN SECURITIES

Investments in foreign securities including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs"), and European Depositary Receipts ("EDRs") involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:


- different accounting and reporting practices
- less information available to the public
- less (or different) regulation of securities markets
- more complex business negotiations
- less liquidity
- more fluctuations in prices
- delays in settling foreign securities transactions
- higher costs for holding shares (custodial fees)
- higher transaction costs
- vulnerability to seizure and taxes

- political or financial instability and small markets

- different market trading days


CURRENCY


When the portfolio invests in securities denominated in foreign currencies, it is subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, the portfolio's investments in foreign currency denominated securities may reduce the returns of the portfolio.


SMALLER COMPANIES

Investing in smaller companies involves greater risk than is customarily associated with more established companies. Stocks of such companies, particularly developing companies, generally are subject to more volatility in price than larger company securities. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. Smaller companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.





PLEASE ALSO SEE THE PORTFOLIO'S WEBSITE AT WWW.TRANSAMERICAFUNDS.COM (SELECT TRANSAMERICA VARIABLE PORTFOLIO) FOR MORE INFORMATION ABOUT THE PORTFOLIO.


YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.


                                    TST
                  TEM-3 Transamerica Efficient Markets VP

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.


LIMITATIONS ON INVESTING IN OTHER INVESTMENT COMPANIES

The Investment Company Act of 1940 ("1940 Act") restricts investments by registered investment companies, such as the portfolio, in the securities of other investment companies, including ETFs and institutional mutual funds. However, pursuant to an exemptive order issued by the Securities and Exchange Commission to certain Vanguard funds, the portfolio is permitted to invest in exchange-traded shares of those Vanguard funds beyond the limitations set forth in the 1940 Act, subject to certain terms and conditions set forth in the exemptive order, including a condition that the portfolio enter into an agreement with the relevant Vanguard funds prior to investing beyond the 1940 Act's limitations. Vanguard(R) is a registered trade mark of The Vanguard Group, Inc. Neither Vanguard nor any Vanguard fund makes any representation regarding the advisability of investing in ETF shares of any Vanguard fund.


DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------


No performance is shown for the portfolio as it commenced operations on November 10, 2008. Performance information for the portfolio will appear in a future version of this prospectus once the portfolio has a full calendar year of performance information to report to investors.


(MONEY ICON)


EXPENSES
----------------------------------------


When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. These figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts. The table below sets forth the estimated fees and expenses you may pay if you invest in the portfolio's shares. Actual expenses may vary significantly.


FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets


                                   INITIAL     SERVICE
                                    CLASS       CLASS
------------------------------------------------------
Management fees                      0.42%       0.42%
Rule 12b-1 fees                      0.00%(b)    0.25%
Other expenses                       0.41%       0.41%
Acquired fund fees and expenses      0.29%       0.29%
                                   -------------------
TOTAL                                1.12%       1.37%
Expense reduction(c)                 0.31%       0.31%
                                   -------------------
NET OPERATING EXPENSES               0.81%       1.06%
------------------------------------------------------





(a)  Annual portfolio operating expenses are based on estimates.

(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2010. The Board of Trustees reserves the right to cause such fees to be paid after that date.

(c) Contractual arrangements with Transamerica Asset Management, Inc. ("TAM"), through April 30, 2010 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.52%, excluding 12b-1 fees, certain extraordinary expenses and acquired (i.e., underlying) funds' fees and expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.52% of average daily net assets, excluding 12b-1 fees, acquired (i.e., underlying) funds' fees and expenses and certain extraordinary expenses.




EXPENSE EXAMPLE


This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It shows the cumulative expenses you would pay if you invested $10,000, reinvested


                                    TST
                  TEM-4 Transamerica Efficient Markets VP
all distributions and dividends without a sales charge, and held your shares for the periods shown and then redeem all of your shares at the end of those periods, with a 5% annual return (this assumption is required by the SEC and is not a prediction of the portfolio's future performance) and portfolio operating expenses remaining the same. Because actual returns and expenses will be different, the example is for comparison only.


The example does not include any fees or charges which are, or may be, imposed under the policies or the annuity contracts.


SHARE CLASS              1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------
Initial Class             $ 83      $357      $653     $1,493
Service Class             $108      $403      $720     $1,619
--------------------------------------------------------------





(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM") 570 Carillon Parkway St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- The Portfolio -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.42% of the first $50 million; 0.40% over $50 million up to $250 million; and 0.38% in excess of $250 million.


For the fiscal year ended December 31, 2008, the portfolio paid a management fee of 0.42% of the portfolio's average daily net assets.


SUB-ADVISER: AEGON USA Investment Management, LLC 4333 Edgewood Road, NE Cedar Rapids, Iowa 52499

SUB-ADVISORY FEE: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.12% of the first $50 million; 0.10% over $50 million up to $250 million; and 0.08% in excess of $250 million.


A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2008.


PORTFOLIO MANAGER:

JEFF WHITEHEAD, CFA, is a Senior Vice President and Senior Portfolio Manager at AUIM. He is a member of the Portfolio Management Group with primary responsibility for managing AEGON's fixed annuity, SPIA and BOLI/COLI portfolios. Mr. Whitehead is also a member of the Tactical Asset Allocation Committee, the group that formulates investment strategy and makes duration, curve positioning, volatility and sector decisions.

Prior to joining AEGON in 2001, Mr. Whitehead worked at PIMCO Specialty Markets. He also spent several years at Conseco Capital Management and previously held actuarial positions at both a life insurance company as well as a life insurance consulting firm. Mr. Whitehead, an Associate in the Society of Actuaries since 1992, earned a B.S. in mathematics from the University of Massachusetts in 1986.

The SAI provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager, and the portfolio manager's ownership of securities in the portfolio.





                                    TST
                  TEM-5 Transamerica Efficient Markets VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------




The financial highlights table is intended to help you understand the portfolio's performance for as long as it has been operating. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2008 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2008 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.



                                                               INITIAL CLASS     SERVICE CLASS
                                                               -------------     -------------
                                                                 NOV 10 TO         NOV 10 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD                  DEC 31, 2008      DEC 31, 2008
----------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                                $10.00            $10.00
INVESTMENT OPERATIONS
Net investment income(a)                                             0.10              0.11
Net realized and unrealized gain                                     0.29              0.28
                                                               -------------------------------
Total operations                                                     0.39              0.39
                                                               -------------------------------
NET ASSET VALUE
End of year                                                        $10.39            $10.39
                                                               -------------------------------
Total Return(b)                                                      3.90%(c)          3.90%(c)
NET ASSETS END OF YEAR (000's)                                     $  260            $1,157
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(d)
  After reimbursement/fee waiver                                     0.52%(e)          0.77%(e)
  Before reimbursement/fee waiver                                   17.77%(e)         18.02%(e)
Net investment income, to average net assets(f)                      7.15%(e)          8.04%(e)
Portfolio turnover rate                                                 2%(c)             2%(c)
----------------------------------------------------------------------------------------------





(a)  Calculation is based on average number of shares outstanding.



(b) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.



(c)  Not annualized.



(d) Does not include expenses of the investment companies in which the portfolio invests.



(e)  Annualized.



(f) Recognition of net investment income by the portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the portfolio invests.



                                    TST
                  TEM-6 Transamerica Efficient Markets VP

-------------------------

When a sub-adviser uses a "bottom-up" approach, it looks primarily at individual companies against the context of broader market factors.






(TRANSAMERICA INVESTMENT MANAGEMENT LOGO)                 TRANSAMERICA EQUITY VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------
This portfolio seeks to maximize long-term growth.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------
The portfolio's sub-adviser, Transamerica Investment Management, LLC ("TIM"), uses a "bottom-up" approach to investing and builds the portfolio one company at a time by investing portfolio assets principally in:

 - equity securities

TIM generally invests at least 80% of the portfolio's net assets in a diversified portfolio of domestic common stocks. TIM believes in long term investing and does not attempt to time the market.

TIM employs a rigorous research approach and buys securities of companies it believes have the defining features of premier growth companies that are undervalued in the stock market. Premier companies, in the opinion of TIM, have many or all of the following features:

 - shareholder-oriented management
 - dominance in market share
 - cost production advantages
 - leading brands
 - self-financed growth
 - attractive reinvestment opportunities

While TIM invests principally in domestic common stocks, the portfolio may, to a lesser extent, invest in other securities or use other investment strategies in pursuit of its investment objective.


The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.



Please see Appendix A for more information about investment strategies.


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

Risk is inherent in all investing. The value of your investment in the portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the portfolio or your investment may not perform as well as other similar investments. The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:



MARKET


The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. If the market prices of the securities owned by the portfolio fall, the value of your investment in the portfolio will decline. The value of a security may fall due to factors affecting securities markets generally or a particular sector of the securities markets or factors affecting particular industries or issuers. The equity and debt capital markets in the United States and internationally have experienced unprecedented volatility. This financial crisis has caused a significant decline in the value and liquidity of many securities. This environment could make identifying investment risks and opportunities especially difficult. These market conditions may continue or get worse. Changes in market conditions will not have the same impact on all types of securities.


STOCKS

Stocks may be volatile -- their prices may go up and down dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, the securities market as a whole or the overall economy. Because the stocks the portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.



FIXED-INCOME SECURITIES


The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:



- market risk: fluctuations in market value


- interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the


                                       TST
                           TE-1 Transamerica Equity VP
  value of your investment to go down. The longer the maturity or duration, the more sensitive the value of a fixed-income security is to fluctuations in interest rates


- prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities


- extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes


- default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines. The portfolio may incur expenses to protect the portfolio's interest in securities experiencing these events. If the portfolio invests in securities that are subordinated to other securities, or which represent interests in pools of such subordinated securities, those investments may be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer.



If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.



DERIVATIVES


The use of derivative instruments may involve risks and costs different from, and possibly greater than, the risks and costs associated with investing directly in securities or other traditional investments. The portfolio's use of certain derivatives may in some cases involve forms of financial leverage, which involves risk and may increase the volatility of the portfolio's net asset value. Even a small investment in derivatives can have a disproportionate impact on the portfolio. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the portfolio. The other parties to certain derivative contracts present the same types of default or credit risk as issuers of fixed income securities. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may be difficult to value, or may be subject to the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. In addition, derivatives may be subject to market risk, interest rate risk and credit risk. The portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances or at reasonable prices. The portfolio's sub-adviser may not make use of derivatives for a variety of reasons.


GROWTH STOCKS
Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.


SMALL- OR MEDIUM-SIZED COMPANIES


Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies, particularly developing companies, generally are subject to more volatility in price than larger company securities. Among the reasons for their greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities and the greater sensitivity of smaller companies to changing economic conditions. Smaller companies often have limited product lines, markets, or


                                       TST
                           TE-2 Transamerica Equity VP
financial resources, and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.



FOREIGN SECURITIES


Investments in foreign securities including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs"), and European Depositary Receipts ("EDRs") involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:



- different accounting and reporting practices


- less information available to the public


- less (or different) regulation of securities markets


- more complex business negotiations


- less liquidity


- more fluctuations in prices


- delays in settling foreign securities  transactions


- higher costs for holding shares (custodial fees)


- higher transaction costs


- vulnerability to seizure and taxes


- political or financial instability and small markets


- different market trading days



CURRENCY


When the portfolio invests in securities denominated in foreign currencies, it is subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, the portfolio's investments in foreign currency denominated securities may reduce the returns of the portfolio.




FOCUSED INVESTING


To the extent the portfolio invests in a limited number of issuers, its performance may be more volatile than funds that hold a greater variety of securities.





PLEASE ALSO SEE THE PORTFOLIO'S WEBSITE AT WWW.TRANSAMERICAFUNDS.COM (SELECT TRANSAMERICA VARIABLE PORTFOLIO) FOR MORE INFORMATION ABOUT THE PORTFOLIO.


YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)

PAST PERFORMANCE(1)
----------------------------------------




The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Russell 1000(R) Growth Index, is a widely recognized, unmanaged index of market performance that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.



                                       TST
                           TE-3 Transamerica Equity VP

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

(PERFORMANCE GRAPH)


1999                                           37.79
2000                                           -9.68
2001                                          -17.63
2002                                          -22.24
2003                                           31.22
2004                                           15.81
2005                                           16.54
2006                                            8.71
2007                                           16.29
2008                                          -46.00



The highest and lowest quarterly returns for the periods reflected in the bar chart are:




                    Highest:  33.85%   Quarter ended 12/31/1999
                    Lowest:  (24.19)%  Quarter ended 12/31/2008



                          AVERAGE ANNUAL TOTAL RETURNS
                   (For Calendar Year ended December 31, 2008)


                                                        10 YEARS
                                                         OR LIFE
                                   1 YEAR    5 YEARS    OF FUND*
                                   ------    -------    --------
Initial Class                      (46.00)%   (1.63)%     (0.37)%
Service Class                      (46.17)%   (1.87)%      1.94%
Russell 1000(R) Growth Index       (38.44)%   (3.42)%     (4.27)%




*    Service Class shares commenced operations on May 1, 2003.

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history of the predecessor portfolio, Growth Portfolio of Transamerica Variable Fund, Inc., which employed different investment strategies.



(MONEY ICON)

EXPENSES
----------------------------------------


When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts. The table below sets forth the estimated fees and expenses you may pay if you invest in the portfolio's shares, and, unless otherwise indicated, reflects expenses incurred by the portfolio during its fiscal year ended December 31, 2008. Actual expenses may vary significantly.


FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets


                                             CLASS OF SHARES
                                           INITIAL     SERVICE
--------------------------------------------------------------
Management fees                              0.71%       0.71%
Rule 12b-1 fees                              0.00%(b)    0.25%
Other expenses                               0.05%       0.05%
                                           -------------------
TOTAL                                        0.76%       1.01%
Expense reduction(c)                         0.00%       0.00%
                                           -------------------
NET OPERATING EXPENSES                       0.76%       1.01%
--------------------------------------------------------------




(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2008.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2010. The Board of Trustees reserves the right to cause such fees to be paid after that date.

(c) Contractual arrangement with Transamerica Asset Management, Inc. ("TAM" ) through April 30, 2010 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.85%, excluding 12b-1 fee and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.85% of average daily net assets, excluding 12b-1 fees and certain extraordinary expenses.


EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It shows the cumulative expenses


                                       TST
                           TE-4 Transamerica Equity VP
you would pay if you invested $10,000, reinvested all distributions and dividends without a sales charge, and held your shares for the periods shown and then redeem all of your shares at the end of those periods, with a 5% annual return (this assumption is required by the SEC and is not a prediction of the portfolio's future performance) and portfolio operating expenses remaining the same. Because actual returns and expenses will be different, the example is for comparison only.


The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.


SHARE CLASS               1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------
Initial Class              $ 78      $275      $489     $1,106
Service Class              $103      $322      $558     $1,236
---------------------------------------------------------------





(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.75% of the first $500 million; 0.70% over $500 million up to $2.5 billion; and 0.65% in excess of $2.5 billion.


For the fiscal year ended December 31, 2008, the portfolio paid a management fee of 0.71% of the portfolio's average daily net assets.


SUB-ADVISER: Transamerica Investment Management, LLC, 11111 Santa Monica Blvd., Suite 820, Los Angeles, CA 90025

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.35% up to $500 million; 0.30% over $500 million up to $2.5 billion; and 0.25% in excess of $2.5 billion, less 50% of any amount reimbursed to the portfolio by TAM pursuant to the expense limitation.

The average daily net assets for the purpose of calculating sub-advisory fees will be determined on a combined basis with the same named fund managed by the sub-adviser for Transamerica Funds.


A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's semi-annual report for the fiscal period ended June 30, 2008.


PORTFOLIO MANAGERS:




GARY U. ROLLE, CFA, PORTFOLIO MANAGER (LEAD) Gary U. Rolle is Principal, Managing Director, Chief Executive Officer and Chief Investment Officer of TIM. He manages sub-advised funds and institutional separate accounts in the Large Growth Equity discipline. Mr. Rolle joined Transamerica in 1967. From 1980 to 1983 he served as the Chief Investment Officer for SunAmerica then returned to Transamerica as Chief Investment Officer. Throughout his 23 year tenure as CIO, Mr. Rolle has been responsible for creating and guiding the TIM investment philosophy. He holds a B.S. in Chemistry and Economics from the University of California at Riverside and has earned the right to use the Chartered Financial Analyst designation. Mr. Rolle has 41 years of investment experience.



GEOFFREY I. EDELSTEIN, CFA, CIC, PORTFOLIO MANAGER (CO) Geoffrey I. Edelstein is Principal, Managing Director and Portfolio Manager at TIM. He co-manages institutional and TIM's private separate accounts and sub-advised funds in the Equity disciplines. Mr. Edelstein's analytical responsibilities include the Consumer Staples sector. He joined TIM in 2005 when the firm acquired Westcap Investors, LLC. Westcap was co-founded by Mr. Edelstein in 1992. Prior to Westcap, he practiced Corporate and Real Estate Law from 1988-1991. Mr. Edelstein earned a B.A. from University of Michigan and a J.D. from Northwestern University School of Law. He was a member of the AIMR Blue Ribbon Task Force on Soft Dollars, 1997 and has earned the right to use the Chartered Financial Analyst designation. He is also a member of the Board of Governors of the Investment Adviser Association and the Board of Directors of EMQ Families First, the largest children's agency in California. Mr. Edelstein has 17 years of investment experience.



                                       TST
                           TE-5 Transamerica Equity VP

EDWARD S. HAN, PORTFOLIO MANAGER (CO) Edward S. Han is Principal and Portfolio Manager at TIM. He manages sub-advised funds and institutional separate accounts in the Mid Growth Equity discipline and is a member of the Large Growth team. Prior to joining TIM in 1998, he was a Vice President of Corporate Banking at Bank of America. Mr. Han holds an M.B.A. from the Darden Graduate School of Business Administration at the University of Virginia and received his B.A. in Economics from the University of California at Irvine. Mr. Han has 14 years of investment experience.



JOHN J. HUBER, CFA, PORTFOLIO MANAGER (CO) John J. Huber is Principal and Portfolio Manager at TIM. He manages sub-advised funds and institutional separate accounts in the Large and Mid Growth Equity discipline. Mr. Huber's analytical responsibilities include covering the Financial Services sector. He joined TIM in 2005 when the firm acquired Westcap Investors, LLC. Prior to Westcap, Mr. Huber was a Senior Associate at Wilshire Associates and an Information Technology Consultant at Arthur Andersen. He earned a B.A. from Columbia University and an M.B.A. from University of California, Los Angeles. Mr. Huber has earned the right to use the Chartered Financial Analyst designation and has 10 years of investment experience.



PETER O. LOPEZ, PORTFOLIO MANAGER (CO) Peter O. Lopez is Principal and Director of Research at TIM. He co-manages sub-advised funds and institutional accounts in the Large Growth Equity and Convertible Securities disciplines. Prior to joining TIM in 2003, he was Managing Director at Centre Pacific, LLC. Mr. Lopez also previously served as Senior Fixed Income Analyst for Transamerica Investment Services from 1997-2000. He holds an M.BA. in Finance and Accounting from The University of Michigan and received a B.A. in Economics from Arizona State University. Mr. Lopez has 17 years of investment experience.



ERIK U. ROLLE, PORTFOLIO MANAGER (CO) Erik U. Rolle is a Securities Analyst and Co-Portfolio Manager at TIM. He co-manages sub-advised funds and institutional separate accounts in the Growth Equity discipline. Prior to joining TIM in 2005, Mr. Rolle worked as a Research Associate at Bradford & Marzec where his primary responsibilities were within trading and credit research. He received a B.S. in Finance and a B.S. in Journalism from the University of Colorado at Boulder. Mr. Rolle has 6 years of investment experience.


TIM, through its parent company, has provided investment advisory services to various clients since 1967.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the portfolio.


                                       TST
                           TE-6 Transamerica Equity VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------
The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2008 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2008 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.


                                                                    INITIAL CLASS
                                       ----------------------------------------------------------------------
                                                               YEAR ENDED DECEMBER 31,
FOR A SHARE OUTSTANDING THROUGHOUT     ----------------------------------------------------------------------
EACH PERIOD                               2008           2007           2006           2005           2004
-------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of year                      $    28.90     $    25.95     $    23.87     $    20.88     $    18.03
INVESTMENT OPERATIONS
Net investment income (loss)(a)              0.15           0.05           0.01          (0.02)          0.09
Net realized and unrealized gain
  (loss)                                   (13.09)          4.07           2.07           3.43           2.76
                                       ----------------------------------------------------------------------
Total operations                           (12.94)          4.12           2.08           3.41           2.85
                                       ----------------------------------------------------------------------
DISTRIBUTIONS
From net investment income                  (0.06)         (0.01)            --          (0.08)            --
From net realized gains                     (0.92)         (1.16)            --          (0.34)            --
                                       ----------------------------------------------------------------------
Total distributions                         (0.98)         (1.17)            --          (0.42)            --
                                       ----------------------------------------------------------------------
NET ASSET VALUE
End of year                            $    14.98     $    28.90     $    25.95     $    23.87     $    20.88
                                       ----------------------------------------------------------------------
TOTAL RETURN(B)                            (46.00)%        16.29%          8.71%         16.54%         15.81%
NET ASSETS END OF YEAR (000's)         $1,442,534     $2,938,220     $3,324,168     $1,670,310     $1,229,731
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets               0.76%          0.76%          0.77%          0.80%          0.81%
Net investment income (loss), to
  average net assets                         0.63%          0.18%          0.04%         (0.10)%         0.48%
Portfolio turnover rate                        33%            38%            47%            34%            69%
-------------------------------------------------------------------------------------------------------------

                                                                    SERVICE CLASS
                                       ----------------------------------------------------------------------
                                                               YEAR ENDED DECEMBER 31,
FOR A SHARE OUTSTANDING THROUGHOUT     ----------------------------------------------------------------------
EACH PERIOD                               2008           2007           2006           2005           2004
-------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of year                      $    28.59     $    25.73     $    23.73     $    20.80     $    17.99
INVESTMENT OPERATIONS
Net investment income (loss)(a)              0.08          (0.02)         (0.05)         (0.07)          0.09
Net realized and unrealized gain
  (loss)                                   (12.95)          4.04           2.05           3.40           2.72
                                       ----------------------------------------------------------------------
Total operations                           (12.87)          4.02           2.00           3.33           2.81
                                       ----------------------------------------------------------------------
DISTRIBUTIONS
From net investment income                     --             --             --          (0.06)            --
From net realized gains                     (0.92)         (1.16)            --          (0.34)            --
                                       ----------------------------------------------------------------------
Total distributions                         (0.92)         (1.16)            --          (0.40)            --
                                       ----------------------------------------------------------------------
NET ASSET VALUE
End of year                            $    14.80     $    28.59     $    25.73     $    23.73     $    20.80
                                       ----------------------------------------------------------------------
TOTAL RETURN(B)                            (46.17)%        16.04%          8.38%         16.28%         15.62%
NET ASSETS END OF YEAR (000's)         $   23,553     $   69,701     $   64,730     $   37,784     $   18,159
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets               1.01%          1.01%          1.02%          1.05%          1.08%
Net investment income (loss), to
  average net assets                         0.35%         (0.07)%        (0.22)%        (0.35)%         0.49%
Portfolio turnover rate                        33%            38%            47%            34%            69%
-------------------------------------------------------------------------------------------------------------





(a)  Calculation is based on average number of shares outstanding.





(b) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.



                                       TST
                           TE-7 Transamerica Equity VP

-------------------------

When a sub-adviser uses a "bottom-up" approach, it looks primarily at individual companies against the context of broader market factors.






(TRANSAMERICA INVESTMENT MANAGEMENT LOGO)              TRANSAMERICA EQUITY II VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------
The investment objective of this portfolio is long-term capital growth.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------
The portfolio's sub-adviser, Transamerica Investment Management, LLC ("TIM"), seeks to achieve the portfolio's objective by investing at least 80% of its net assets in:

 - common stocks

The portfolio pursues its investment objective by investing principally in listed and unlisted common stocks, that is, stocks that are listed on an exchange and those that trade in the over-the-counter market.

The portfolio may also invest in debt securities and convertible or preferred stock having a call on convertible to common stock, by means of a conversion privilege or attached warrants, and warrants or other rights to purchase common stock. Unless market conditions indicate otherwise, the portfolio will be invested in such equity-type securities. However, when market conditions warrant it, a portion of the portfolio's assets may be held in cash or debt securities.


TIM uses a "bottom-up" approach to investing and focuses on identifying fundamental change in its early stages and investing in premier companies. It believes in long-term investing and does not attempt to time the market. The portfolio is constructed one company at a time.


TIM employs a rigorous research approach and buys securities of companies that it believes have the defining features of premier growth companies that are under-valued in the stock market. Premier companies have many or all of these features:
 - shareholder-oriented management
 - dominance in market share
 - cost production advantages
 - leading brands
 - self-financed growth
 - attractive reinvestment opportunities


The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.



Please see Appendix A for more information about investment strategies.


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

Risk is inherent in all investing. The value of your investment in the portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the portfolio or your investment may not perform as well as other similar investments. The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:



MARKET


The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. If the market prices of the securities owned by the portfolio fall, the value of your investment in the portfolio will decline. The value of a security may fall due to factors affecting securities markets generally or a particular sector of the securities markets or factors affecting particular industries or issuers. The equity and debt capital markets in the United States and internationally have experienced unprecedented volatility. This financial crisis has caused a significant decline in the value and liquidity of many securities. This environment could make identifying investment risks and opportunities especially difficult. These market conditions may continue or get worse. Changes in market conditions will not have the same impact on all types of securities.


STOCKS

Stocks may be volatile -- their prices may go up and down dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, the securities market as a whole or the overall economy. Because the stocks the portfolio holds fluctuate in price, the


                                       TST
                        TEII-1 Transamerica Equity II VP
value of your investment in the portfolio will go up and down.

GROWTH STOCKS
Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - market risk: fluctuations in market value

 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down. The longer the maturity or duration, the more sensitive the value of a fixed-income security is to fluctuations in interest rates

 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes

 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines. The portfolio may incur expenses to protect the portfolio's interest in securities experiencing these events. If the portfolio invests in securities that are subordinated to other securities, or which represent interests in pools of such subordinated securities, those investments may be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer.


If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.


CONVERTIBLE SECURITIES


Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with most debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.



PREFERRED STOCK


Preferred stock represents an interest in a company that generally entitles the holder to receive, in preference to the holders of the company's common stock, dividends and a fixed share of the proceeds resulting from any liquidation of the company. Preferred stock's right to dividends and liquidation proceeds is junior to the rights of a company's debt securities. Preferred stocks may pay fixed or adjustable rates of return. The value of preferred stock may be subject to factors that affect fixed income and equity securities, including changes in interest rates and in a company's creditworthiness. Shareholders of preferred stock may suffer a loss of value if dividends are not paid. Preferred stock does not generally carry voting rights.



                                       TST
                        TEII-2 Transamerica Equity II VP

VALUE INVESTING

The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced. The portfolio may underperform other equity portfolios that use different investing styles. The portfolio may also underperform other equity portfolios using the value style.


LIQUIDITY
Liquidity risk exists when particular investments are difficult to sell. Although most of the portfolio's securities must be liquid at the time of investment, securities may become illiquid after purchase by the portfolio, particularly during periods of market turmoil. When the portfolio holds illiquid investments, the portfolio may be harder to value, especially in changing markets, and if the portfolio is forced to sell these investments to meet redemptions or for other cash needs, the portfolio may suffer a loss. In addition, when there is illiquidity in the market for certain securities, the portfolio, due to limitations on investments in illiquid securities, may be unable to achieve its desired level of exposure to a certain sector.




PLEASE ALSO SEE THE PORTFOLIO'S WEBSITE AT WWW.TRANSAMERICAFUNDS.COM (SELECT TRANSAMERICA VARIABLE PORTFOLIO) FOR MORE INFORMATION ABOUT THE PORTFOLIO.


YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.





PAST PERFORMANCE
----------------------------------------
(GRAPH ICON)


The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of the portfolio has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Russell 1000(R) Growth Index, is a widely recognized, unmanaged index of market performance that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts. Past performance is not a prediction of future results.


TOTAL RETURN
(per calendar year)

(PERFORMANCE GRAPH)


2004                                           16.37
2005                                           17.29
2006                                            8.76
2007                                           17.72
2008                                          -45.59



The highest and lowest quarterly returns for the periods reflected in the bar chart are:


                    Highest:  10.52%   Quarter ended 12/31/2004
                    Lowest:  (23.95)%  Quarter ended 12/31/2008



                          AVERAGE ANNUAL TOTAL RETURNS
                   (For Calendar Year ended December 31, 2008)


                                  1 YEAR    5 YEAR    LIFE OF FUND*
                                 -------    ------    -------------
Initial Class                    (45.59)%   (1.00)%       (0.96)%
Russell 1000(R) Growth Index     (38.44)%   (3.42)%       (3.40)%




*    The portfolio commenced operations on December 30, 2003.



                                       TST
                        TEII-3 Transamerica Equity II VP

(MONEY ICON)
EXPENSES
----------------------------------------


When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts. The table below sets forth the estimated fees and expenses you may pay if you invest in the portfolio's shares, and, unless otherwise indicated, reflects expenses incurred by the portfolio during its fiscal year ended December 31, 2008. Actual expenses may vary significantly.


FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)

(expenses that are deducted from portfolio assets)


% of average daily net assets


                                     CLASS OF SHARES
                                         INITIAL
----------------------------------------------------
Management fees                           0.30%
Rule 12b-1 fees                           0.00%(b)
Other expenses                            0.17%
                                          -----
TOTAL                                     0.47%
Expense reduction(c)                      0.17%
                                          -----
NET OPERATING EXPENSES                    0.30%
----------------------------------------------------




(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2008.

(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2010. The Board of Trustees reserves the right to cause such fees to be paid after that date.


(c) Contractual arrangement with Transamerica Asset Management, Inc. ("TAM") through April 30, 2010 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.30%, excluding certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.30% of average daily net assets, excluding certain extraordinary expenses.


EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It shows the cumulative expenses you would pay if you invested $10,000, reinvested all distributions and dividends without a sales charge, and held your shares for the periods shown and then redeem all of your shares at the end of those periods, with a 5% annual return (this assumption is required by the SEC and is not a prediction of the portfolio's future performance) and portfolio operating expenses remaining the same. Because actual returns and expenses will be different, the example is for comparison only. The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.



SHARE CLASS                1 YEAR   3 YEAR   5 YEAR   10 YEARS
--------------------------------------------------------------
Initial Class                $31     $166     $314      $744
--------------------------------------------------------------





(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the annual rate of 0.30% of the portfolio's average daily net assets.


For the fiscal year ended December 31, 2008, the portfolio paid a management fee of 0.30% of the portfolio's average daily net assets.


SUB-ADVISER: Transamerica Investment Management, LLC, 11111 Santa Monica Blvd., Suite 820, Los Angeles, CA 90025

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the annual rate of 0.30% of the portfolio's average daily net assets.


A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's semi-annual report for the fiscal period ended June 30, 2008.



                                       TST
                        TEII-4 Transamerica Equity II VP

PORTFOLIO MANAGERS:




GARY U. ROLLE, CFA, PORTFOLIO MANAGER (LEAD) Gary U. Rolle is Principal, Managing Director, Chief Executive Officer and Chief Investment Officer of TIM. He manages sub-advised funds and institutional separate accounts in the Large Growth Equity discipline. Mr. Rolle joined Transamerica in 1967. From 1980 to 1983 he served as the Chief Investment Officer for SunAmerica then returned to Transamerica as Chief Investment Officer. Throughout his 23 year tenure as CIO, Mr. Rolle has been responsible for creating and guiding the TIM investment philosophy. He holds a B.S. in Chemistry and Economics from the University of California at Riverside and has earned the right to use the Chartered Financial Analyst designation. Mr. Rolle has 41 years of investment experience.



GEOFFREY I. EDELSTEIN, CFA, CIC, PORTFOLIO MANAGER (CO) Geoffrey I. Edelstein is Principal, Managing Director and Portfolio Manager at TIM. He co-manages institutional and TIM's private separate accounts and sub-advised funds in the Equity disciplines. Mr. Edelstein's analytical responsibilities include the Consumer Staples sector. He joined TIM in 2005 when the firm acquired Westcap Investors, LLC. Westcap was co-founded by Mr. Edelstein in 1992. Prior to Westcap, he practiced Corporate and Real Estate Law from 1988-1991. Mr. Edelstein earned a B.A. from University of Michigan and a J.D. from Northwestern University School of Law. He was a member of the AIMR Blue Ribbon Task Force on Soft Dollars, 1997 and has earned the right to use the Chartered Financial Analyst designation. He is also a member of the Board of Governors of the Investment Adviser Association and the Board of Directors of EMQ Families First, the largest children's agency in California. Mr. Edelstein has 17 years of investment experience.



EDWARD S. HAN, PORTFOLIO MANAGER (CO) Edward S. Han is Principal and Portfolio Manager at TIM. He manages sub-advised funds and institutional separate accounts in the Mid Growth Equity discipline and is a member of the Large Growth team. Prior to joining TIM in 1998, he was a Vice President of Corporate Banking at Bank of America. Mr. Han holds an M.B.A. from the Darden Graduate School of Business Administration at the University of Virginia and received his B.A. in Economics from the University of California at Irvine. Mr. Han has 14 years of investment experience.



JOHN J. HUBER, CFA, PORTFOLIO MANAGER (CO) John J. Huber is Principal and Portfolio Manager at TIM. He manages sub-advised funds and institutional separate accounts in the Large and Mid Growth Equity discipline. Mr. Huber's analytical responsibilities include covering the Financial Services sector. He joined TIM in 2005 when the firm acquired Westcap Investors, LLC. Prior to Westcap, Mr. Huber was a Senior Associate at Wilshire Associates and an Information Technology Consultant at Arthur Andersen. He earned a B.A. from Columbia University and an M.B.A. from University of California, Los Angeles. Mr. Huber has earned the right to use the Chartered Financial Analyst designation and has 10 years of investment experience.



PETER O. LOPEZ, PORTFOLIO MANAGER (CO) Peter O. Lopez is Principal and Director of Research at TIM. He co-manages sub-advised funds and institutional accounts in the Large Growth Equity and Convertible Securities disciplines. Prior to joining TIM in 2003, he was Managing Director at Centre Pacific, LLC. Mr. Lopez also previously served as Senior Fixed Income Analyst for Transamerica Investment Services from 1997-2000. He holds an M.B.A. in Finance and Accounting from The University of Michigan and received a B.A. in Economics from Arizona State University. Mr. Lopez has 17 years of investment experience.



ERIK U. ROLLE, PORTFOLIO MANAGER (CO) Erik U. Rolle is a Securities Analyst and Co-Portfolio Manager at TIM. He co-manages sub-advised funds and institutional separate accounts in the Growth Equity discipline. Prior to joining TIM in 2005, Mr. Rolle worked as a Research Associate at Bradford & Marzec where his primary responsibilities were within trading and credit research. He received a B.S. in Finance and a B.S. in Journalism from the University of Colorado at Boulder. Mr. Rolle has 6 years of investment experience.



TIM, through its parent company, has provided investment advisory services to various clients since 1967.


The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the portfolio.


                                       TST
                        TEII-5 Transamerica Equity II VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for as long as it has been operating. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2008 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2008 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.


                                                                    INITIAL CLASS
                                               -------------------------------------------------------
                                                               YEAR ENDED DECEMBER 31,
FOR A SHARE OUTSTANDING THROUGHOUT EACH        -------------------------------------------------------
PERIOD                                           2008        2007        2006        2005        2004
------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of year                              $ 10.32     $  9.50     $  9.49     $ 11.66     $ 10.02
INVESTMENT OPERATIONS
Net investment income(a)                          0.09        0.06        0.05        0.04        0.09
Net realized and unrealized gain (loss)          (4.28)       1.55        0.72        1.62        1.55*
                                               -------------------------------------------------------
Total operations                                 (4.19)       1.61        0.77        1.66        1.64
                                               -------------------------------------------------------
DISTRIBUTIONS
From net investment income                       (0.07)      (0.05)      (0.04)      (0.14)         --
From net realized gains                          (1.36)      (0.74)      (0.72)      (3.69)         --
                                               -------------------------------------------------------
Total distributions                              (1.43)      (0.79)      (0.76)      (3.83)         --
                                               -------------------------------------------------------
NET ASSET VALUE
End of year                                    $  4.70     $ 10.32     $  9.50     $  9.49     $ 11.66
                                               -------------------------------------------------------
TOTAL RETURN(B)                                 (45.59)%     17.72%       8.76%      17.29%      16.37%*
NET ASSETS END OF YEAR (000's)                 $10,956     $21,551     $19,409     $19,991     $19,171
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets
  After reimbursement/fee waiver                  0.30%       0.30%       0.30%       0.30%       0.30%
  Before reimbursement/fee waiver                 0.47%       0.47%       0.45%       0.44%       0.36%
Net investment income, to average net assets      1.08%       0.64%       0.49%       0.36%       0.84%
Portfolio turnover rate                             32%         47%         19%         29%         33%
------------------------------------------------------------------------------------------------------





(a)  Calculation is based on average number of shares outstanding.





(b) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.






* The capital contribution from affiliates is included in net realized and unrealized gain of $0.21. The capital contribution from affiliates increased total return by 2.10% for the year ended December 31, 2004.



                                       TST
                        TEII-6 Transamerica Equity II VP

(FEDERATED LOGO)                    TRANSAMERICA FEDERATED MARKET OPPORTUNITY VP




(BULLSEYE ICON)
OBJECTIVE
----------------------------------------
This portfolio seeks total return by investing in securities that have defensive characteristics.



(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Federated Equity Management Company of Pennsylvania ("Federated"), pursues this investment objective by investing, under normal market conditions, in domestic and foreign securities that Federated deems to be undervalued or out-of-favor or securities that Federated believes are attractive due to their income-producing potential. As more fully described below, the portfolio's investments may include, but are not limited to, the following: equity securities of domestic and foreign issuers (including American Depositary Receipts ("ADRs")), fixed-income securities of both domestic and foreign issuers or sovereign governmental entities, REITs, securities of precious metals companies and derivative and hybrid instruments. This investment strategy is designed to enable the portfolio to pursue its investment objective while attempting to limit volatility.



Federated's investment management approach may be described as contrarian in nature because the sub-adviser anticipates that it will invest in out-of-favor securities or deviate from the consensus view on markets in general, a sector, or individual securities.



The portfolio's asset allocation is based on valuation, sentiment, and technical considerations. The portfolio generally will favor asset categories that are undervalued relative to historical norms, as well as those which are out of favor based on market sentiment measures, and assets which have lagged other categories or declined sharply in price. The assumption is that valuations, sentiment, and prices will return to normal relationships, or "revert to the mean."



With regard to equity securities, Federated primarily uses the "value" style of investing and selects securities primarily utilizing a bottom-up approach to security analysis but also secondarily considers top-down analysis and sector allocation. Federated does not generally consider the composition of market indices in its selection of equity securities. Federated's use of the "value" style of investing seeks to identify and select securities that, in Federated's opinion, are trading at a lower valuation relative to one of the following two measurements: (i) the historic valuation of the securities; (ii) valuations of the issuer's industry peers; or (iii) absolute valuation levels. Historically, undervalued securities have generally had lower share price volatility, and a higher yield, when compared with other equity securities.


Primarily using the bottom-up approach to security analysis, Federated searches for equity securities that appear to be undervalued or out-of-favor with share prices that have lagged the market and demonstrated an ability to maintain their value when the broad equity market is weak. Additionally, Federated seeks to invest in companies that have skilled management with a shareholder orientation and that appear to be financially strong.

As a secondary matter, using top-down analysis, Federated considers current economic, financial market, and industry factors and societal trends that may affect the issuing company. Lastly, Federated assembles a portfolio of securities by considering sector allocations. Sectors are broad categories of companies with similar characteristics. Federated determines the sector allocation of the portfolio primarily based upon its opinion as to which sectors are, as a whole, priced at a low market valuation when compared with other sectors, and which are currently out of favor. Federated also considers such factors as the dividend-paying potential of the companies in each sector.

Federated uses technical analysis of the market as an aid in timing purchases and sales. Federated sells a portfolio security if it determines that the issuer does not continue to meet its stock selection criteria.

Federated may also increase the portfolio's cash position if Federated is unable to find a sufficient number of securities that Federated deems to be undervalued or out-of-favor, or it believes that overall equity market valuations (and risks) are at high levels. Additionally, Federated anticipates normally keeping a portion of the portfolio in cash in order to readily take advantage of buying opportunities, to increase current income or in an effort to preserve capital. The portfolio's cash position will normally be invested in traditional cash investments such as money market funds, U.S. Treasury Bills or repurchase agreements.

When investing in fixed-income securities, Federated invests in asset classes within the fixed-income market that it believes offer the best relative value.

                                       TST
               TFMO-1 Transamerica Federated Market Opportunity VP

When searching for asset classes within the fixed-income market, Federated places an emphasis on historical yield spreads and investing contrary to prevailing market sentiment with regard to an asset class. With regard to non-dollar denominated fixed-income securities, Federated also considers the currency appreciation potential of a given market. Such asset classes may include non-investment grade fixed-income securities, emerging markets debt and foreign non-dollar denominated fixed-income securities issued by foreign governmental entities or corporations, as well as U.S. Treasury securities and other investment grade securities.


In addition to investing in equity and fixed-income securities, the portfolio may invest in the following in attempting to achieve its investment objective:

 - derivative contracts or hybrid instruments, including options on indices, individual securities, futures (including financial and index futures) and currencies (both foreign and U.S. dollar),
 - foreign forward currency contracts, convertible bonds,
 - REITS, and
 - securities of companies engaged in the exploration, mining and distribution of gold, silver and other precious metals.


The portfolio may also purchase shares of Exchange-Traded Funds ("ETFs") in order to achieve exposure to a specific region, country, commodity or market sector, or for other reasons consistent with its investment strategy.



The portfolio may invest in derivative contracts, such as swaps, options and futures contracts, to efficiently implement its overall investment strategies. The following examples illustrate some, but not all, of the specific ways in which the portfolio may use derivatives or hybrid instruments. First, the portfolio may invest in a hybrid instrument which is structured as a note that pays a fixed dividend and at maturity either converts into shares of an equity security or returns a payment to the portfolio based on the change in value of an underlying equity security. Second, the portfolio may buy or sell derivative contracts (such as call or put options), in anticipation of an increase or decrease in the market value of individual securities, currencies or indices (including both securities and volatility indices). Third, the portfolio may invest in hybrid instruments which are structured as interest-bearing notes whose amount paid at maturity is determined by the price of an underlying commodity or by the performance of a commodity index. Such commodities may include precious metals (e.g., gold, silver), industrial metals, (e.g., copper, nickel), agricultural and livestock commodities (e.g., wheat, pork), and energy related commodities (e.g., crude oil and natural gas). Finally, the portfolio may invest in derivatives contracts as part of its hedging strategies. For example, the portfolio may use derivative contracts and/or hybrid instruments to increase or decrease the allocation of the portfolio to securities, currencies or types of securities in which the portfolio may invest directly. The portfolio may also, for example, use derivative contracts to:


 - obtain premiums from the sale of derivative contracts (e.g., write a put option on a security);
 - realize gains from trading a derivative contract; or
 - hedge against potential losses. For example, the portfolio may buy put options on stock indices or individual stocks (even if the stocks are not held by the portfolio) in an attempt to hedge against a decline in stock price.

There can be no assurance that the portfolio's use of derivative contracts or hybrid instruments will work as intended.


The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.



Please see Appendix A for more information about investment strategies.


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

Risk is inherent in all investing. The value of your investment in the portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the portfolio or your investment may not perform as


                                       TST
               TFMO-2 Transamerica Federated Market Opportunity VP well as other similar investments. The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:



MARKET


The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. If the market prices of the securities owned by the portfolio fall, the value of your investment in the portfolio will decline. The value of a security may fall due to factors affecting securities markets generally or a particular sector of the securities markets or factors affecting particular industries or issuers. The equity and debt capital markets in the United States and internationally have experienced unprecedented volatility. This financial crisis has caused a significant decline in the value and liquidity of many securities. This environment could make identifying investment risks and opportunities especially difficult. These market conditions may continue or get worse. Changes in market conditions will not have the same impact on all types of securities.


STOCKS

Stocks may be volatile -- their prices may go up and down dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, the securities market as a whole or the overall economy. Because the stocks the portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.


VALUE INVESTING

The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced. The portfolio may underperform other equity portfolios that use different investing styles. The portfolio may also underperform other equity portfolios using the value style.


FOREIGN SECURITIES
Investments in foreign securities, including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks may include, without limitation:




 - different accounting and reporting practices


 - less information available to the public


 - less (or different) regulation of securities markets


 - more complex business negotiations


 - less liquidity


 - more fluctuations in prices


 - delays in settling foreign securities transactions


 - higher costs for holding shares (custodial fees)


 - higher transaction costs


 - vulnerability to seizure and taxes


 - political or financial instability and small markets


 - different market trading days



CURRENCY


When the portfolio invests in securities denominated in foreign currencies, or otherwise holds a foreign currency, it is subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, the portfolio's investments in foreign currency denominated securities may reduce the returns of the portfolios.


EMERGING MARKETS

Investing in the securities of issuers located in or principally doing business in emerging markets bears foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging markets countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging markets countries may be required to establish special custody or other arrangements before investing.



                                       TST
               TFMO-3 Transamerica Federated Market Opportunity VP

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

- market risk: fluctuations in market value

- interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down. The longer the maturity or duration, the more sensitive the value of a fixed-income security is to fluctuations in interest rates

- prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
- extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes

- default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines. The portfolio may incur expenses to protect the portfolio's interest in securities experiencing these events. If the portfolio invests in securities that are subordinated to other securities, or which represent interests in pools of such subordinated securities, those investments may be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer.


If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

HIGH-YIELD DEBT SECURITIES

High-yield debt securities, or junk bonds, are securities which are rated below "investment grade" or, if unrated, are considered by the sub-adviser to be of equivalent quality. High-yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments or in bankruptcy. A portfolio with high-yield debt securities may be more susceptible to credit risk and market risk than a portfolio that invests only in higher-quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, the portfolio's sub-adviser may find it more difficult to sell these securities or may have to sell them at lower prices. High-yield securities are not generally meant for short-term investing.


COUNTRY, SECTOR OR INDUSTRY FOCUS
To the extent the portfolio invests a significant portion of its assets in one or more countries, sectors or industries at any time, the portfolio will face a greater risk of loss due to factors affecting the single country, sector or industry than if the portfolio always maintained wide diversity among the countries, sectors and industries in which it invests. For example, technology companies involve risks due to factors such as the rapid pace of product change, technological developments and new competition. Their stocks historically have been volatile in price, especially over the short term, often without regard to the merits of individual companies. Banks and financial institutions are subject to potentially restrictive governmental controls and regulations that may limit or adversely affect profitability and share price. In addition, securities in that sector may be very sensitive to interest rate changes throughout the world.

CONVERTIBLE SECURITIES
Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with most debt securities, the market value of convertible securities tends to decline as interest

                                       TST
               TFMO-4 Transamerica Federated Market Opportunity VP rates increase, and conversely, to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

REITS

Real estate markets have been particularly affected by the current financial crisis. Equity REITs can be affected by any changes in the value of the properties owned. A REIT's performance depends on the types and locations of the properties it owns and on how well it manages those properties or loan financings. A decline in rental income could occur because of extended vacancies, increased competition from other properties, tenants' failure to pay rent or poor management. A REIT's performance also depends on the company's ability to finance property purchases and renovations and manage its cash flows. Because REITs are typically invested in a limited number of projects or in a particular market segment, they are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Loss of status as a qualified REIT, or changes in the treatment of REITs under the federal tax law, could adversely affect the value of a particular REIT or the market for REITs as a whole.



CURRENCY HEDGING


The portfolio may enter into forward foreign currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency fluctuation on purchases and sales of such securities. Shifting the portfolio's currency exposure from one currency to another removes the portfolio's opportunity to profit from the original currency and involves a risk of increased losses for the portfolio if the sub-adviser's projection of future exchange rates is inaccurate.


HYBRID INSTRUMENTS
Hybrid instruments combine elements of derivative contracts with those of another security (typically a fixed-income security). All or a portion of the interest or principal payable on a hybrid security is determined by reference to changes in the price of an underlying asset or by reference to another benchmark (such as interest rates, currency exchange rates or indices). Hybrid instruments also include convertible securities with conversion terms related to an underlying asset or benchmark. The risks of investing in hybrid instruments may reflect a combination of the risks of investing in securities, commodities, options, futures, and currencies. Thus, an investment in a hybrid instrument may entail significant risks in addition to those associated with traditional fixed-income or convertible securities. Hybrid instruments are also potentially more volatile and may carry greater interest rate risks than traditional instruments. Moreover, depending on the structure of the particular hybrid, it may expose the portfolio to leverage risks or carry liquidity risks.

COMMODITIES
Because the portfolio may invest in instruments whose performance is linked to the price of an underlying commodity or commodity index, the portfolio may be subject to the risks of investing in physical commodities. These types of risks include regulatory, economic and political developments, weather events and natural disasters, pestilence, market disruptions and the fact that commodity prices may have greater volatility than investments in traditional securities.

LIQUIDITY

Liquidity risk exists when particular investments are difficult to sell. Although most of the portfolio's securities must be liquid at the time of investment, securities may become illiquid after purchase by the portfolio, particularly during periods of market turmoil. When the portfolio holds illiquid investments, the portfolio may be harder to value, especially in changing markets, and if the portfolio is forced to sell these investments to meet redemptions or for other cash needs, the portfolio may suffer a loss. In addition, when there is illiquidity in the market for certain securities, the portfolio, due to limitations on investments in illiquid securities, may be unable to achieve its desired level of exposure to a certain sector.


LEVERAGING

When the portfolio engages in transactions that have a leveraging effect on the portfolio, the value of the portfolio will be more volatile and all other risks will tend to be compounded. This is because leverage generally magnifies the effect of any increase or decrease in the value of the portfolio's underlying


                                       TST
               TFMO-5 Transamerica Federated Market Opportunity VP assets or creates investment risk with respect to a larger pool of assets than the portfolio would otherwise have. The portfolio may take on leveraging risk by, among other things, engaging in derivative, when-issued, delayed-delivery, forward commitment or forward roll transactions or reverse repurchase agreements. Engaging in such transactions may cause the portfolio to liquidate positions when it may not be advantageous to do so to satisfy its obligations or meet segregation requirements.


DERIVATIVES

The use of derivative instruments may involve risks and costs different from, and possibly greater than, the risks and costs associated with investing directly in securities or other traditional investments. The portfolio's use of certain derivatives may in some cases involve forms of financial leverage, which involves risk and may increase the volatility of the portfolio's net asset value. Even a small investment in derivatives can have a disproportionate impact on the portfolio. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the portfolio. The other parties to certain derivative contracts present the same types of default or credit risk as issuers of fixed income securities. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may be difficult to value, or may be subject to the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. In addition, derivatives may be subject to market risk, interest rate risk and credit risk. The portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances or at reasonable prices. The portfolio's sub-adviser may not make use of derivatives for a variety of reasons.


INVESTMENT COMPANIES

To the extent that the portfolio invests in other investment companies such as ETFs, it bears its pro rata share of these investment companies' expenses, and is subject to the effects of the business and regulatory developments that affect these investment companies and the investment company industry generally.


EXCHANGE-TRADED FUNDS
An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up and down, and the portfolio could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of an ETF's shares may trade above or below their net asset value; (ii) an active trading market for an ETF's shares may not develop or be maintained; or (iii) trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.

PORTFOLIO TURNOVER

The portfolio may engage in a significant number of short-term transactions, which may adversely affect the portfolio's performance. Increased turnover results in higher brokerage costs or mark-up charges for the portfolio. The portfolio ultimately passes these costs on to shareholders. Short-term trading may also result in short-term capital gains, which are generally subject to tax in the same manner as ordinary income when distributed by the portfolio to its shareholders.





PLEASE ALSO SEE THE PORTFOLIO'S WEBSITE AT WWW.TRANSAMERICAFUNDS.COM (SELECT TRANSAMERICA VARIABLE PORTFOLIO) FOR MORE INFORMATION ABOUT THE PORTFOLIO.


YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select

                                       TST
               TFMO-6 Transamerica Federated Market Opportunity VP

Transamerica Variable Portfolio) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------


The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's primary benchmark, the Russell 3000(R) Value Index, measures the performance of those Russell 3000 companies with lower price-to-book ratios and lower forecasted growth values. The secondary benchmark, the Merrill Lynch 3-Month Treasury Bill Index ("ML 3-Month T-Bill Index"), measures returns of three-month treasury bills. Each index is a widely recognized, unmanaged index of market performance. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.


Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

(PERFORMANCE GRAPH)

1999                                           -4.45
2000                                           29.16
2001                                           15.70
2002                                            0.96
2003                                           26.84
2004                                            9.21
2005                                            4.96
2006                                            2.76
2007                                           -0.48
2008                                           -4.53



The highest and lowest quarterly returns for the periods reflected in the bar chart are:


                    Highest: 12.15%   Quarter ended 6/30/1999
                    Lowest:  (7.99)%  Quarter ended 3/31/1999



                          AVERAGE ANNUAL TOTAL RETURNS
                   (For Calendar Year ended December 31, 2008)


                                                        10 YEARS
                                                         OR LIFE
                                   1 YEAR    5 YEARS    OF FUND*
                                   ------    -------    --------
Initial Class                       (4.53)%    2.28%      7.42%
Service Class                       (4.65)%    2.06%      5.26%
Russell 3000(R) Value Index        (36.25)%   (0.72)%     1.69%
ML 3-Month T-Bill Index              2.06%     3.25%      3.45%




*    Service Class shares commenced operations May 1, 2003.

(MONEY ICON)
EXPENSES
----------------------------------------


When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts. The table below sets forth the estimated fees and expenses you may pay if you invest in the portfolio's shares, and, unless otherwise indicated, reflects expenses incurred by the portfolio during its fiscal year ended December 31, 2008. Actual expenses may vary significantly.


FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets


                                             CLASS OF SHARES
                                           INITIAL     SERVICE
--------------------------------------------------------------
Management fees                              0.75%       0.75%
Rule 12b-1 fees                              0.00%(b)    0.25%
Other expenses                               0.06%       0.06%
                                           -------------------
TOTAL                                        0.81%       1.06%
Expense reduction(c)                         0.00%       0.00%
                                           -------------------
NET OPERATING EXPENSES                       0.81%       1.06%
--------------------------------------------------------------




(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2008.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2010. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset Management, Inc. ("TAM") through April 30, 2010 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses

                                       TST
               TFMO-7 Transamerica Federated Market Opportunity VP are less than 1.00% of average daily net assets, excluding 12b-1 fees and certain extraordinary expenses.


EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It shows the cumulative expenses you would pay if you invested $10,000, reinvested all distributions and dividends without a sales charge, and held your shares for the periods shown and then redeem all of your shares at the end of those periods, with a 5% annual return (this assumption is required by the SEC and is not a prediction of the portfolio's future performance) and portfolio operating expenses remaining the same. Because actual returns and expenses will be different, the example is for comparison only.


The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contacts.


SHARE CLASS               1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------
Initial Class              $ 83      $291      $516     $1,164
Service Class              $108      $337      $585     $1,294
---------------------------------------------------------------





(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.75% of the first $500 million; 0.675% of assets over $500 million up to $750 million; and 0.65% in excess of $750 million.


For the fiscal year ended December 31, 2008, the portfolio paid a management fee of 0.75% of the portfolio's average daily net assets.



SUB-ADVISER: Federated Equity Management Company of Pennsylvania, 1001 Liberty Avenue, Pittsburgh, PA 15222-3779


SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.50% of the first $30 million; 0.35% of assets over $30 million up to $50 million; 0.25% of assets over $50 million up to $500 million; 0.225% of assets over $500 million up to $750 million; and 0.20% in excess of $750 million.


A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's semi-annual report for the fiscal period ended June 30, 2008.



PORTFOLIO MANAGERS:



STEVEN J. LEHMAN, CFA, has served as Senior Portfolio Manager since inception. He joined Federated in May 1997 as a Portfolio Manager and Vice President. He has been a Senior Portfolio Manager since 1998 and a Senior Vice President at Federated since 2005. From 1996 to May 1997, Mr. Lehman served as a Portfolio Manager, then Vice President/Senior Portfolio manager, at First Chicago NBD. Mr. Lehman received his M.A. from the University of Chicago and B.A. from Ripon College.



DANA L. MEISSNER, CFA, has been the Portfolio Manager since March 1, 2009. He and Mr. Lehman are jointly responsible for the day-to-day management of the portfolio. Mr. Meissner, a Vice President at Federated, joined Federated in May 2000 as an Investment Analyst. He became a Senior Investment Analyst and Assistant Vice President at Federated in 2003. Mr. Meissner is a member of the CFA Society of Pittsburgh. He received his MSIA from Carnegie Mellon University and M.S. and B.S. in Engineering from the University of Toledo.


Federated Investors, Inc. has provided investment advisory services to various clients since 1955.


The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the portfolio.



                                       TST
               TFMO-8 Transamerica Federated Market Opportunity VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2008 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2008 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.


                                                                    INITIAL CLASS
                                            ------------------------------------------------------------
                                                               YEAR ENDED DECEMBER 31,
FOR A SHARE OUTSTANDING THROUGHOUT EACH     ------------------------------------------------------------
PERIOD                                        2008         2007         2006         2005         2004
--------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of year                           $  14.66     $  15.40     $  16.52     $  17.59     $  17.09
INVESTMENT OPERATIONS
Net investment income(a)                        0.24         0.41         0.48         0.30         0.30
Net realized and unrealized gain (loss)        (0.85)       (0.50)        --(b)        0.52         1.20
                                            ------------------------------------------------------------
Total operations                               (0.61)       (0.09)        0.48         0.82         1.50
                                            ------------------------------------------------------------
DISTRIBUTIONS
From net investment income                     (0.68)       (0.58)       (0.28)       (0.40)       (0.48)
From net realized gains                           --        (0.07)       (1.32)       (1.49)       (0.52)
                                            ------------------------------------------------------------
Total distributions                            (0.68)       (0.65)       (1.60)       (1.89)       (1.00)
                                            ------------------------------------------------------------
NET ASSET VALUE
End of year                                 $  13.37     $  14.66     $  15.40     $  16.52     $  17.59
                                            ------------------------------------------------------------
TOTAL RETURN(C)                                (4.53)%      (0.48)%       2.76%        4.96%        9.21%
NET ASSETS END OF YEAR (000's)              $298,449     $401,656     $518,866     $577,785     $482,823
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets                  0.81%        0.82%        0.81%        0.83%        0.82%
Net investment income, to average net
  assets                                        1.64%        2.72%        2.94%        1.76%        1.74%
Portfolio turnover rate                          290%          56%          91%          55%          93%
--------------------------------------------------------------------------------------------------------

                                                                    SERVICE CLASS
                                            ------------------------------------------------------------
                                                               YEAR ENDED DECEMBER 31,
FOR A SHARE OUTSTANDING THROUGHOUT EACH     ------------------------------------------------------------
PERIOD                                        2008         2007         2006         2005         2004
--------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of year                           $  15.20     $  15.94     $  17.05     $  18.12     $  17.57
INVESTMENT OPERATIONS
Net investment income(a)                        0.21         0.38         0.45         0.27         0.24
Net realized and unrealized gain (loss)        (0.87)       (0.52)        0.01         0.54         1.27
                                            ------------------------------------------------------------
Total operations                               (0.66)       (0.14)        0.46         0.81         1.51
                                            ------------------------------------------------------------
DISTRIBUTIONS
From net investment income                     (0.63)       (0.53)       (0.25)       (0.39)       (0.44)
From net realized gains                           --        (0.07)       (1.32)       (1.49)       (0.52)
                                            ------------------------------------------------------------
Total distributions                            (0.63)       (0.60)       (1.57)       (1.88)       (0.96)
                                            ------------------------------------------------------------
NET ASSET VALUE
End of year                                 $  13.91     $  15.20     $  15.94     $  17.05     $  18.12
                                            ------------------------------------------------------------
TOTAL RETURN(C)                                (4.65)%      (0.70)%       2.47%        4.72%        8.97%
NET ASSETS END OF YEAR (000's)              $ 14,000     $ 25,139     $ 32,406     $ 32,851     $ 16,709
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets                  1.06%        1.07%        1.06%        1.08%        1.07%
Net investment income, to average net
  assets                                        1.38%        2.48%        2.67%        1.54%        1.37%
Portfolio turnover rate                          290%          56%          91%          55%          93%
--------------------------------------------------------------------------------------------------------





(a)  Calculation is based on average number of shares outstanding.





(b)  Rounds to less than $0.01.


(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.




                                       TST
               TFMO-9 Transamerica Federated Market Opportunity VP

-------------------------
When a sub-adviser uses a "bottom-up" approach, it looks primarily at individual companies against the context of broader market factors.







(TRANSAMERICA INVESTMENT MANAGEMENT LOGO)   TRANSAMERICA GROWTH OPPORTUNITIES VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to maximize long-term  growth.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC ("TIM") uses a "bottom-up" approach to investing and builds the portfolio one company at a time by investing principally in:

 - equity securities such as common stocks, preferred stocks, rights, warrants and securities convertible into or exchangeable for common stocks of small and medium capitalization companies


TIM, under normal market conditions, invests at least 65% of the portfolio's assets in a diversified portfolio of equity securities. The companies issuing these securities are companies with small- and medium-sized market capitalization whose market capitalization or annual revenues are no more than $10 billion at the time of purchase.


TIM selects stocks that are issued by U.S. companies which, in its opinion, show:

 -strong potential for steady growth

 -high barriers to competition


 -experienced management incentivized along shareholder interests


It is the opinion of TIM that companies with smaller- and medium-sized capitalization levels are less actively followed by security analysts and therefore they may be undervalued, providing strong opportunities for a rise in value.

While the portfolio invests principally in equity securities, TIM may also, to a lesser extent, invest in debt securities or other securities and investment strategies in pursuit of its investment objective.


The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.



Please see Appendix A for more information about investment strategies.


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------


Risk is inherent in all investing. The value of your investment in the portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the portfolio or your investment may not perform as well as other similar investments. This portfolio is subject to the following primary risks, as well as other risks described in Appendix A:



MARKET


The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. If the market prices of the securities owned by the portfolio fall, the value of your investment in the portfolio will decline. The value of a security may fall due to factors affecting securities markets generally or a particular sector of the securities markets or factors affecting particular industries or issuers. The equity and debt capital markets in the United States and internationally have experienced unprecedented volatility. This financial crisis has caused a significant decline in the value and liquidity of many securities. This environment could make identifying investment risks and opportunities especially difficult. These market conditions may continue or get worse. Changes in market conditions will not have the same impact on all types of securities.


STOCKS

Stocks may be volatile -- their prices may go up and down dramatically over the shorter term. These price movements may result from the factors affecting individual companies, industries, the securities market as a whole or the overall economy. Because the stocks the portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.



                                       TST
                   TGO-1 Transamerica Growth Opportunities VP

GROWTH STOCKS
Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.


PREFERRED STOCK




Preferred stock represents an interest in a company that generally entitles the holder to receive, in preference to the holders of the company's common stock, dividends and a fixed share of the proceeds resulting from any liquidation of the company. Preferred stock's right to dividends and liquidation proceeds is junior to the rights of a company's debt securities. Preferred stocks may pay fixed or adjustable rates of return. The value of preferred stock may be subject to factors that affect fixed income and equity securities, including changes in interest rates and in a company's creditworthiness. Shareholders of preferred stock may suffer a loss of value if dividends are not paid. Preferred stock does not generally carry voting rights.



WARRANTS AND RIGHTS


Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company. Also, the value of a warrant or right does not necessarily change with the value of the underlying securities. A warrant or right ceases to have value if it is not exercised prior to the expiration date.


CONVERTIBLE SECURITIES
Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with most debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.


VALUE INVESTING


The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced. The portfolio may underperform other equity portfolios that use different investing styles. The portfolio may also underperform other equity portfolios using the value style.



DERIVATIVES


The use of derivative instruments may involve risks and costs different from, and possibly greater than, the risks and costs associated with investing directly in securities or other traditional investments. The portfolio's use of certain derivatives may in some cases involve forms of financial leverage, which involves risk and may increase the volatility of the portfolio's net asset value. Even a small investment in derivatives can have a disproportionate impact on the portfolio. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the portfolio. The other parties to certain derivative contracts present the same types of default or credit risk as issuers of fixed income securities. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may be difficult to value, or may be subject to the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. In addition, derivatives may be subject to market risk, interest rate risk and credit risk. The portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances or at reasonable prices. The portfolio's sub-adviser may not make use of derivatives for a variety of reasons.



                                       TST
                   TGO-2 Transamerica Growth Opportunities VP

FOREIGN SECURITIES


Investments in foreign securities including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs"), and European Depositary Receipts ("EDRs") involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:



 - different accounting and reporting practices


 - less information available to the public


 - less (or different) regulation of securities markets


 - more complex business negotiations


 - less liquidity


 - more fluctuations in prices


 - delays in settling foreign securities transactions


 - higher costs for holding shares (custodial fees)


 - higher transaction costs


 - vulnerability to seizure and taxes


 - political or financial instability and small markets


 - different market trading days



CURRENCY


When the portfolio invests in securities denominated in foreign currencies, it is subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, the portfolio's investments in foreign currency denominated securities may reduce the returns of the portfolio.


SMALL- OR MEDIUM-SIZED COMPANIES

Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies, particularly developing companies, generally are subject to more volatility in price than larger company securities. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. Smaller companies often have limited product lines, markets, or financial resources, and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.




FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - market risk: fluctuations in market value

 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down. The longer the maturity or duration, the more sensitive the value of a fixed-income security is to fluctuations in interest rates

 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes

 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines. The portfolio may incur expenses to protect the portfolio's interest in securities experiencing these events. If the portfolio invests in securities that are subordinated to other securities, or which represent interests in pools of such subordinated securities, those investments may be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer.


If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that

                                       TST
                   TGO-3 Transamerica Growth Opportunities VP it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.




PLEASE ALSO SEE THE PORTFOLIO'S WEBSITE AT WWW.TRANSAMERICAFUNDS.COM (SELECT TRANSAMERICA VARIABLE PORTFOLIO) FOR MORE INFORMATION ABOUT THE PORTFOLIO.


YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------


The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Russell Midcap(R) Growth Index, is a widely recognized, unmanaged index of market performance that measures the performance of those Russell mid-cap companies with higher price-to-book ratios and higher forecasted growth values. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.


Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

(PERFORMANCE GRAPH)

2002                                          -14.31
2003                                           31.21
2004                                           16.63
2005                                           16.23
2006                                            5.10
2007                                           23.09
2008                                          -40.90



The highest and lowest quarterly returns for the periods reflected in the bar chart are:


                    Highest:  15.45%   Quarter ended  6/30/2003
                    Lowest:  (24.04)%  Quarter ended 12/31/2008



                          AVERAGE ANNUAL TOTAL RETURNS
                   (For Calendar Year ended December 31, 2008)


                                  1 YEAR    5 YEAR    LIFE OF FUND*
                                  ------    ------    -------------
Initial Class                     (40.90)%    0.72%        3.51%
Service Class                     (41.06)%    0.49%        4.76%
Russell Midcap(R) Growth Index    (44.32)%   (2.33)%      (2.41)%



* Initial Class shares commenced operations May 2, 2001; Service Class shares commenced operations May 1, 2003.

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Small Company Portfolio of Transamerica Variable Insurance Fund, Inc., which employed different strategies.

(MONEY ICON)
EXPENSES
----------------------------------------


When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts. The table below sets forth the estimated fees and expenses you may pay if you invest in the portfolio's shares, and, unless otherwise indicated, reflects expenses incurred by the portfolio during its fiscal year ended December 31, 2008. Actual expenses may vary significantly.



                                       TST
                   TGO-4 Transamerica Growth Opportunities VP

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)

(expenses that are deducted from portfolio assets)


% of average daily net assets


                                 CLASS OF SHARES
                               INITIAL     SERVICE
--------------------------------------------------
Management fees                  0.79%       0.79%
Rule 12b-1 fees                  0.00%(b)    0.25%
Other expenses                   0.06%       0.06%
                               -------------------
TOTAL                            0.85%       1.10%
Expense reduction(c)             0.00%       0.00%
                               -------------------
NET OPERATING EXPENSES           0.85%       1.10%
--------------------------------------------------




(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2008.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2010. The Board of Trustees reserves the right to cause such fees to be paid after that date.

(c) Contractual arrangement with Transamerica Asset Management, Inc. ("TAM") through April 30, 2010 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.15%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.15% of average daily net assets, excluding 12b-1 fees and certain extraordinary expenses.


EXPENSE EXAMPLE


This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It shows the cumulative expenses you would pay if you invested $10,000, reinvested all distributions and dividends without a sales charge, and held your shares for the periods shown and then redeem all of your shares at the end of those periods, with a 5% annual return (this assumption is required by the SEC and is not a prediction of the portfolio's future performance) and portfolio operating expenses remaining the same. Because actual returns and expenses will be different, the example is for comparison only.


The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.


SHARE CLASS               1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------
Initial Class              $ 87      $303      $538     $1,211
Service Class              $112      $350      $606     $1,340
---------------------------------------------------------------





(BRIEFCASE ICON)

MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

INVESTMENT ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $250 million; 0.75% over $250 million up to $500 million; and 0.70% in excess of $500 million.


For the fiscal year ended December 31, 2008, the portfolio paid a management fee of 0.79% of the portfolio's average daily net assets.


SUB-ADVISER: Transamerica Investment Management, LLC, 11111 Santa Monica Blvd., Suite 820, Los Angeles, CA 90025


SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.40% of the first $100 million; and 0.35% in excess of assets over $100 million, less 50% of any amount reimbursed to the portfolio by TAM pursuant to the expense limitation.



A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's semi-annual report for the fiscal period ended June 30, 2008.


PORTFOLIO MANAGERS:




EDWARD S. HAN, PORTFOLIO MANAGER (LEAD) Edward S. Han is Principal and Portfolio Manager at TIM. He manages sub-advised funds and institutional separate accounts in the Mid Growth Equity discipline and is a member of the Large Growth team. Prior to joining TIM in 1998, he was a Vice President of Corporate Banking at Bank of America. Mr. Han holds an M.B.A. from the Darden Graduate School of Business Administration at the University of Virginia and received his B.A. in Economics from the University of California at Irvine. Mr. Han has 14 years of investment experience.



                                       TST
                   TGO-5 Transamerica Growth Opportunities VP

JOHN J. HUBER, CFA, PORTFOLIO MANAGER (LEAD) John J. Huber is Principal and Portfolio Manager at TIM. He manages sub-advised funds and institutional separate accounts in the Large and Mid Growth Equity discipline. Mr. Huber's analytical responsibilities include covering the Financial Services sector. He joined TIM in 2005 when the firm acquired Westcap Investors, LLC. Prior to Westcap, Mr. Huber was a Senior Associate at Wilshire Associates and an Information Technology Consultant at Arthur Andersen. He earned a B.A. from Columbia University and an M.B.A. from University of California, Los Angeles. Mr. Huber has earned the right to use the Chartered Financial Analyst designation and has 10 years of investment experience.


TIM, through its parent company, has provided investment advisory services to various clients since 1967.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the portfolio.


                                       TST
                   TGO-6 Transamerica Growth Opportunities VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2008 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2008 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.


                                                                    INITIAL CLASS
                                            ------------------------------------------------------------
                                                               YEAR ENDED DECEMBER 31,
FOR A SHARE OUTSTANDING THROUGHOUT EACH     ------------------------------------------------------------
PERIOD                                        2008         2007         2006         2005         2004
--------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of year                           $  18.18     $  16.00     $  15.69     $  14.66     $  12.57
INVESTMENT OPERATIONS
Net investment income (loss)(a)                 0.03        (0.01)        0.01         0.04         --(b)
Net realized and unrealized gain (loss)        (6.12)        3.58         0.76         2.18         2.09
                                            ------------------------------------------------------------
Total operations                               (6.09)        3.57         0.77         2.22         2.09
                                            ------------------------------------------------------------
DISTRIBUTIONS
From net investment income                        --        (0.01)       (0.04)          --           --
From net realized gains                        (4.35)       (1.38)       (0.42)       (1.19)          --
                                            ------------------------------------------------------------
Total distributions                            (4.35)       (1.39)       (0.46)       (1.19)          --
                                            ------------------------------------------------------------
NET ASSET VALUE
End of year                                 $   7.74     $  18.18     $  16.00     $  15.69     $  14.66
                                            ------------------------------------------------------------
TOTAL RETURN(C)                               (40.90)%      23.09%        5.10%       16.23%       16.63%
NET ASSETS END OF YEAR (000's)              $180,962     $485,162     $478,963     $445,761     $416,126
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets                  0.85%        0.83%        0.84%        0.86%        0.88%
Net investment income (loss), to average
  net assets                                    0.25%       (0.08)%       0.05%        0.30%          --%(d)
Portfolio turnover rate                           47%          73%          68%          44%          63%
--------------------------------------------------------------------------------------------------------

                                                                    SERVICE CLASS
                                            ------------------------------------------------------------
                                                               YEAR ENDED DECEMBER 31,
FOR A SHARE OUTSTANDING THROUGHOUT EACH     ------------------------------------------------------------
PERIOD                                        2008         2007         2006         2005         2004
--------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of year                           $  18.00     $  15.88     $  15.59     $  14.61     $  12.54
INVESTMENT OPERATIONS
Net investment loss(a)                          --(b)       (0.06)       (0.03)        --(b)       (0.04)
Net realized and unrealized gain (loss)        (6.05)        3.56         0.75         2.17         2.11
                                            ------------------------------------------------------------
Total operations                               (6.05)        3.50         0.72         2.17         2.07
                                            ------------------------------------------------------------
DISTRIBUTIONS
From net investment income                        --           --        (0.01)          --           --
From net realized gains                        (4.31)       (1.38)       (0.42)       (1.19)          --
                                            ------------------------------------------------------------
Total distributions                            (4.31)       (1.38)       (0.43)       (1.19)          --
                                            ------------------------------------------------------------
NET ASSET VALUE
End of year                                 $   7.64     $  18.00     $  15.88     $  15.59     $  14.61
                                            ------------------------------------------------------------
TOTAL RETURN(C)                               (41.06)%      22.74%        4.90%       15.93%       16.51%
NET ASSETS END OF YEAR (000's)              $  7,425     $ 20,062     $ 16,847     $ 14,980     $  7,545
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets                  1.10%        1.08%        1.09%        1.11%        1.14%
Net investment loss, to average net assets        --%(d)    (0.33)%      (0.20)%       0.03%       (0.31)%
Portfolio turnover rate                           47%          73%          68%          44%          63%
--------------------------------------------------------------------------------------------------------





(a)  Calculation is based on average number of shares outstanding.





(b)  Amounts round to less than ($0.01) or $0.01.


(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.




(d)  Rounds to less than (0.01)% or 0.01%.



                                       TST
                   TGO-7 Transamerica Growth Opportunities VP

(AEGON USA INVESTMENT MANAGEMENT LOGO)                  TRANSAMERICA INDEX 50 VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to balance capital appreciation and income.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------


The portfolio seeks to achieve its objective by investing its assets in a diversified combination of underlying Exchange Traded Funds ("ETFs") and/or institutional mutual funds.


In seeking to achieve its investment objective, the portfolio follows these investment strategies:

 - Under normal market conditions, it expects to allocate substantially all of its assets among underlying ETFs to achieve targeted exposure to domestic equities, international equities and domestic bonds. The portfolio intends to achieve a mix over time of approximately 50% of portfolio assets in ETFs that invest primarily in equities and 50% of portfolio assets in ETFs that invest primarily in bonds.
 - The portfolio's sub-adviser, AEGON USA Investment Management, LLC ("AUIM"), decides how much of the portfolio's assets to allocate to each underlying ETF based on what it considers to be prudent diversification principles and historical performance.
 - The sub-adviser may periodically adjust the portfolio's allocations to favor investments in those underlying ETFs that are expected to provide the most favorable outlook for achieving its investment objective.

It is expected that the portfolio will hold at least eight underlying ETFs. It is not possible to predict the extent to which the portfolio will be invested in any particular underlying ETF at any time.

The sub-adviser may change the portfolio's asset allocations and underlying ETFs at any time without investor approval.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying ETFs.


The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.



Please see Appendix A for more information about investment strategies.


LIST OF UNDERLYING ETFS
This section describes the underlying ETFs in which the portfolio may invest. For a summary of their respective investment objectives and principal investment strategies and risks, please refer to Appendix C of this prospectus.



 - Vanguard(R) Emerging Markets ETF

 - Vanguard(R) Extended Market ETF

 - Vanguard(R) Europe Pacific ETF
 - Vanguard(R) European ETF
 - Vanguard(R) FTSE All-World ex-US ETF
 - Vanguard(R) Growth ETF
 - Vanguard(R) Intermediate-Term Bond ETF
 - Vanguard(R) Large-Cap ETF
 - Vanguard(R) Long-Term Bond ETF
 - Vanguard(R) Mega Cap 300 ETF

 - Vanguard(R) Mega Cap 300 Growth ETF

 - Vanguard(R) Mega Cap 300 Value ETF


 - Vanguard(R) Mid-Cap ETF
 - Vanguard(R) Mid-Cap Growth ETF
 - Vanguard(R) Mid-Cap Value ETF
 - Vanguard(R) Pacific ETF
 - Vanguard(R) Short-Term Bond ETF
 - Vanguard(R) Small-Cap ETF
 - Vanguard(R) Small-Cap Growth ETF
 - Vanguard(R) Small-Cap Value ETF
 - Vanguard(R) Total Bond Market ETF

 - Vanguard(R) Total Stock Market ETF

 - Vanguard(R) Value ETF

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------


Risk is inherent in all investing. The value of your investment in the portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the portfolio or your investment may not perform as well as other similar investments. The portfolio is subject to the following primary investment risks,


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which mainly derive from the risks of the underlying ETFs in which it invests
(each underlying ETF is not necessarily subject to each risk listed below), as well as other risks described in Appendix A:



MARKET


The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. If the market prices of the securities owned by the portfolio fall, the value of your investment in the portfolio will decline. The value of a security may fall due to factors affecting securities markets generally or a particular sector of the securities markets or factors affecting particular industries or issuers. The equity and debt capital markets in the United States and internationally have experienced unprecedented volatility. This financial crisis has caused a significant decline in the value and liquidity of many securities. This environment could make identifying investment risks and opportunities especially difficult. These market conditions may continue or get worse. Changes in market conditions will not have the same impact on all types of securities.


UNDERLYING EXCHANGE TRADED FUNDS

Because the portfolio invests its assets in various underlying ETFs, its ability to achieve its investment objective depends largely on the performance of the underlying ETFs in which it invests. There can be no assurance that the investment objective of any underlying ETF will be achieved. The portfolio is indirectly subject to all of the risks associated with an investment in the underlying ETFs, as described in this prospectus. In addition, the portfolio will indirectly bear a pro rata portion of the operating expenses of the underlying ETFs in which it invests, and it is subject to business and regulatory developments affecting the underlying ETFs.



An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up and down, and the portfolio could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of an ETF's shares may be above or below the shares' net asset value; (ii) an active trading market for an ETF's shares may not develop or be maintained; or (iii) trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate, the shares are delisted from the exchange or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.


ASSET ALLOCATION
The portfolio's investment sub-adviser, AUIM, allocates the portfolio's assets among various underlying ETFs. These allocations may be unsuccessful in maximizing the portfolio's return and/or avoiding investment losses.

STOCKS

Stocks may be volatile -- their prices may go up and down dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, the securities market as a whole or the overall economy. Because the stocks the portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.


FIXED-INCOME SECURITIES

The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:


 - market risk: fluctuations in market value

 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down. The longer the maturity or duration, the more sensitive the value of a fixed-income security is to fluctuations in interest rates

 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating

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   downgraded, or the credit quality or value of any underlying asset declines.
   The portfolio may incur expenses to protect the portfolio's interest in securities experiencing these events. If the portfolio invests in securities that are subordinated to other securities, or which represent interests in pools of such subordinated securities, those investments may be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer.



If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.


FOREIGN SECURITIES
Investments in foreign securities, including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs"), and European Depositary Receipts ("EDRs"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:




 - different accounting and reporting practices


 - less information available to the public


 - less (or different) regulation of securities markets


 - more complex business negotiations


 - less liquidity


 - more fluctuations in prices


 - delays in settling foreign securities transactions


 - higher costs for holding shares (custodial fees)


 - higher transaction costs


 - vulnerability to seizure and taxes


 - political or financial instability and small markets


 - different market trading days



CURRENCY


When the portfolio invests in securities denominated in foreign currencies, it is subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, the portfolio's investments in foreign currency denominated securities may reduce the returns of the portfolio.



PLEASE ALSO SEE THE PORTFOLIO'S WEBSITE AT WWW.TRANSAMERICAFUNDS.COM (SELECT TRANSAMERICA VARIABLE PORTFOLIO) FOR MORE INFORMATION ABOUT THE PORTFOLIO.


YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.


These and other risks are more fully described in the section entitled "More on Strategies and Risks," in Appendix A of this prospectus.


LIMITATIONS ON INVESTING IN OTHER
INVESTMENT COMPANIES

The Investment Company Act of 1940 ("1940 Act") restricts investments by registered investment companies, such as the portfolio, in the securities of other investment companies, including ETFs. However, pursuant to an exemptive order issued by the U.S. Securities and Exchange Commission to certain Vanguard funds, the portfolio is permitted to invest in exchange-traded shares of those Vanguard funds beyond the limitations set forth in the 1940 Act, subject to certain terms and conditions set forth in the exemptive order, including a condition that the portfolio enter into an agreement with the relevant Vanguard funds prior to investing beyond the 1940 Act's limitations. Vanguard(R) is a registered trade mark of The Vanguard Group, Inc. Neither Vanguard nor any Vanguard fund makes any representation regarding the advisability of investing in ETF shares of any Vanguard fund.


DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio) within two weeks after the end of each month. In addition, the


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portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)

PAST PERFORMANCE
----------------------------------------

No performance is shown for the portfolio as it commenced operations on May 1, 2008. Performance information for the portfolio will appear in a future version of this prospectus once the portfolio has a full calendar year of performance information to report to investors.


(MONEY ICON)

EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. These figures do not reflect any charges or deductions which are, or may be, imposed under the life insurance policy or annuity contracts. The table below sets forth the estimated fees and expenses you may pay if you invest in the portfolio's shares, and, unless otherwise indicated, reflects expenses incurred by the portfolio during its fiscal year ended December 31, 2008. Actual expenses may vary significantly.


FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets


                               INITIAL     SERVICE
                                CLASS       CLASS
--------------------------------------------------
Management fees                  0.32%       0.32%
Rule 12b-1 fees                  0.00%(b)    0.25%
Other expenses                   0.91%       0.91%
Acquired fund fees and
  expenses
  (fees and expenses of
  underlying funds)              0.13%       0.13%
                               -------------------
TOTAL(D)                         1.36%       1.61%
Expense reduction(c)             0.86%       0.86%
                               -------------------
NET OPERATING EXPENSES(D)        0.50%       0.75%
--------------------------------------------------





(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal period ended December 31, 2008.

(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2010. The Board of Trustees reserves the right to cause such fees to be paid after that date.

(c) Contractual arrangements with Transamerica Asset Management, Inc. ("TAM") through April 30, 2010 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.37%, excluding 12b-1 fees, certain extraordinary expenses and acquired (i.e., underlying) funds' fees and expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.37% of average daily net assets, excluding 12b-1 fees, acquired (i.e., underlying) funds' fees and expenses and certain extraordinary expenses.


(d) Portfolio operating expenses do not correlate to the ratios of expenses to average net assets in the financial highlights table, which do not include acquired (i.e., underlying) funds' fees and expenses.


EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It shows the cumulative expenses you would pay if you invested $10,000, reinvested all distributions and dividends without a sales charge, and held your shares for the periods shown and then redeem all of your shares at the end of those periods, with a 5% annual return (this assumption is required by the SEC and is not a prediction of the portfolio's future performance) and portfolio operating expenses remaining the same. Because actual returns and expenses will be different, the example is for comparison only.


The example does not include any fees or charges which are, or may be, imposed under the policies or the annuity contracts.


SHARE CLASS               1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------
Initial Class               $51      $378      $728     $1,715
Service Class               $77      $424      $795     $1,838
---------------------------------------------------------------






(BRIEFCASE ICON)

MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.32% of the first $50 million; 0.30%

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over $50 million up to $250 million; and 0.28% in excess of $250 million.


For the fiscal year ended December 31, 2008, the portfolio paid a management fee of 0.32% of the portfolio's average daily net assets.


SUB-ADVISER: AEGON USA Investment Management, LLC, 4333 Edgewood
Road, NE, Cedar Rapids, Iowa 52499

SUB-ADVISORY FEE: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.12% of the first $50 million; 0.10% over $50 million up to $250 million; and 0.08% in excess of $250 million.


A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's semi-annual report for the fiscal period ended June 30, 2008.


PORTFOLIO MANAGER:

JEFF WHITEHEAD, CFA, is a Senior Vice President and Senior Portfolio Manager at AUIM. He is a member of the Portfolio Management Group with primary responsibility for managing AEGON's fixed annuity, SPIA and BOLI/COLI portfolios. Mr. Whitehead is also a member of the Tactical Asset Allocation Committee, the group that formulates investment strategy and makes duration, curve positioning, volatility and sector decisions.

Prior to joining AUIM in 2001, Mr. Whitehead worked at PIMCO Specialty Markets. He also spent several years at Conseco Capital Management and previously held actuarial positions at both a life insurance company as well as a life insurance consulting firm. Mr. Whitehead, an Associate in the Society of Actuaries since 1992, earned a B.S. in mathematics from the University of Massachusetts in 1986.

The SAI provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager, and the portfolio manager's ownership of securities in the portfolio.


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(MONEY ICON)


FINANCIAL HIGHLIGHTS

----------------------------------------




The financial highlights table is intended to help you understand the portfolio's performance for as long as it has been operating. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2008 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2008 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.



                                                                INITIAL CLASS     SERVICE CLASS
                                                                -------------     -------------
                                                                   MAY 1 TO          MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD                   DEC 31, 2008      DEC 31, 2008
-----------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                                $ 10.00           $ 10.00
INVESTMENT OPERATIONS
Net investment income(a)                                              0.25              0.38
Net realized and unrealized loss                                     (1.97)            (2.12)
                                                                -------------------------------
Total operations                                                     (1.72)            (1.74)
                                                                -------------------------------
NET ASSET VALUE
End of year                                                        $  8.28           $  8.26
                                                                -------------------------------
Total Return(b)                                                     (17.20)%(c)       (17.40)%(c)
NET ASSETS END OF YEAR (000's)                                     $   315           $22,471
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets*
  After reimbursement/fee waiver                                      0.37%(d)          0.62%(d)
  Before reimbursement/fee waiver                                     1.23%(d)          1.48%(d)
Net investment income, to average net assets(1)                       4.21%(d)          7.06%(d)
Portfolio turnover rate                                                 17%(c)            17%(c)
-----------------------------------------------------------------------------------------------





(a)  Calculation is based on average number of shares outstanding.



(b) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.



(c)  Not annualized.



(d)  Annualized.



(*) Does not include expenses of the investment companies in which the portfolio invests.



(1) Recognition of net investment income by the portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the portfolio invests.



                                       TST
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

(AEGON USA INVESTMENT MANAGEMENT LOGO)                  TRANSAMERICA INDEX 75 VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------
The portfolio seeks capital appreciation as a primary objective and income as a secondary objective.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------
The portfolio seeks to achieve its objective by investing its assets in a diversified combination of underlying exchange traded funds ("ETFs") and/or institutional mutual funds.

In seeking to achieve its investment objective, the portfolio follows these investment strategies:

 - Under normal market conditions, it expects to allocate substantially all of its assets among underlying ETFs to achieve targeted exposure to domestic equities, international equities and domestic bonds. The portfolio intends to achieve a mix over time of approximately 75% of portfolio assets in ETFs that invest primarily in equities and 25% of portfolio assets in ETFs that invest primarily in bonds.

 - The portfolio's sub-adviser, AEGON USA Investment Management, LLC ("AUIM"), decides how much of the portfolio's assets to allocate to each underlying ETF based on what it considers to be prudent diversification principles and historical performance.

 - The sub-adviser may periodically adjust the portfolio's allocations to favor investments in those underlying ETFs that are expected to provide the most favorable opportunity for achieving its investment objective.

It is expected that the portfolio will hold at least eight underlying ETFs. It is not possible to predict the extent to which the portfolio will be invested in any particular underlying ETF at any time.

The sub-adviser may change the portfolio's asset allocations and underlying ETFs at any time without investor approval.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying ETFs.


The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.



Please see Appendix A for more information about investment strategies.


LIST OF UNDERLYING ETFS
This section describes the underlying ETFs in which the portfolio may invest. For a summary of their respective investment objectives, principal investment strategies and risks, please refer to Appendix C of this prospectus.

VANGUARD UNDERLYING ETFS:



 - Vanguard(R) Emerging Markets ETF

 - Vanguard(R) Extended Market ETF

 - Vanguard(R) Europe Pacific ETF
 - Vanguard(R) European ETF
 - Vanguard(R) FTSE All-World ex-US ETF
 - Vanguard(R) Growth ETF
 - Vanguard(R) Intermediate-Term Bond ETF
 - Vanguard(R) Large-Cap ETF
 - Vanguard(R) Long-Term Bond ETF
 - Vanguard(R) Mega Cap 300 ETF

 - Vanguard(R) Mega Cap 300 Growth ETF

 - Vanguard(R) Mega Cap 300 Value ETF


 - Vanguard(R) Mid-Cap ETF
 - Vanguard(R) Mid-Cap Growth ETF
 - Vanguard(R) Mid-Cap Value ETF
 - Vanguard(R) Pacific ETF
 - Vanguard(R) Short-Term Bond ETF
 - Vanguard(R) Small-Cap ETF
 - Vanguard(R) Small-Cap Growth ETF
 - Vanguard(R) Small-Cap Value ETF
 - Vanguard(R) Total Bond Market ETF

 - Vanguard(R) Total Stock Market ETF

 - Vanguard(R) Value ETF

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

Risk is inherent in all investing. The value of your investment in the portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the portfolio or your investment may not perform as well as other similar investments. The portfolio is


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subject to the following primary investment risks, which mainly derive from the risks of the underlying ETFs in which it invests (each underlying ETF is not necessarily subject to each risk listed below), as well as other risks described in Appendix A:



MARKET


The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. If the market prices of the securities owned by the portfolio fall, the value of your investment in the portfolio will decline. The value of a security may fall due to factors affecting securities markets generally or a particular sector of the securities markets or factors affecting particular industries or issuers. The equity and debt capital markets in the United States and internationally have experienced unprecedented volatility. This financial crisis has caused a significant decline in the value and liquidity of many securities. This environment could make identifying investment risks and opportunities especially difficult. These market conditions may continue or get worse. Changes in market conditions will not have the same impact on all types of securities.


UNDERLYING EXCHANGE TRADED FUNDS

Because the portfolio invests its assets in various underlying ETFs, its ability to achieve its investment objective depends largely on the performance of the underlying ETFs in which it invests. There can be no assurance that the investment objective of any underlying ETF will be achieved. The portfolio is indirectly subject to all of the risks associated with an investment in the underlying ETFs, as described in this prospectus. In addition, the portfolio will indirectly bear a pro rata portion of the operating expenses of the underlying ETFs in which it invests, and it is subject to business and regulatory developments affecting the underlying ETFs.



An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up and down, and the portfolio could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of an ETF's shares may be above or below the shares' net asset value; (ii) an active trading market for an ETF's shares may not develop or be maintained; or (iii) trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate, the shares are delisted from the exchange or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.


ASSET ALLOCATION
The portfolio's investment sub-adviser, AUIM, allocates the portfolio's assets among various underlying ETFs. These allocations may be unsuccessful in maximizing the portfolio's return and/or avoiding investment losses.

STOCKS

Stocks may be volatile -- their prices may go up and down dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries, the securities market as a whole or the overall economy. Because the stocks the portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.


FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates and other market conditions and factors. Risks include, without limitation:

 - market risk: fluctuations in market value

 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down. The longer the maturity or duration, the more sensitive the value of a fixed-income security is to fluctuations in interest rates

 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less

                                       TST
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




   creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines. The portfolio may incur expenses to protect the portfolio's interest in securities experiencing these events. If the portfolio invests in securities that are subordinated to other securities, or which represent interests in pools of such subordinated securities, those investments may be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer.



If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.


FOREIGN SECURITIES
Investments in foreign securities, including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs"), and European Depositary Receipts ("EDRs"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:




 - different accounting and reporting practices


 - less information available to the public


 - less (or different) regulation of securities markets


 - more complex business negotiations


 - less liquidity


 - more fluctuations in prices


 - delays in settling foreign securities transactions


 - higher costs for holding shares (custodial fees)


 - higher transaction costs


 - vulnerability to seizure and taxes


 - political or financial instability and small markets


 - different market trading days



CURRENCY


When the portfolio invests in securities denominated in foreign currencies, it is subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, the portfolio's investments in foreign currency denominated securities may reduce the returns of the portfolio.



PLEASE ALSO SEE THE PORTFOLIO'S WEBSITE AT WWW.TRANSAMERICAFUNDS.COM (SELECT TRANSAMERICA VARIABLE PORTFOLIO) FOR MORE INFORMATION ABOUT THE PORTFOLIO.


YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.


These and other risks are more fully described in the section entitled "More on Strategies and Risks," in Appendix A of this prospectus.


LIMITATIONS ON INVESTING IN OTHER INVESTMENT COMPANIES

The 1940 Act restricts investments by registered investment companies, such as the portfolio, in the securities of other investment companies, including ETFs. However, pursuant to an exemptive order issued by the U.S. Securities and Exchange Commission to certain Vanguard funds, the portfolio is permitted to invest in exchange-traded shares of those Vanguard funds beyond the limitations set forth in the 1940 Act, subject to certain terms and conditions set forth in the exemptive order, including a condition that the portfolio enter into an agreement with the relevant Vanguard funds prior to investing beyond the 1940 Act's limitations. Vanguard(R) is a registered trademark of The Vanguard Group, Inc. Neither Vanguard nor any Vanguard fund makes any representation regarding the advisability of investing in ETF shares of any Vanguard fund.


DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio) within two weeks


                                       TST
                         T175-3 Transamerica Index 75 VP
after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)



PAST PERFORMANCE
----------------------------------------

No performance is shown for the portfolio as it commenced operations on May 1, 2008. Performance information for the portfolio will appear in a future version of this prospectus once the portfolio has a full calendar year of performance information to report to investors.

(MONEY ICON)

EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. These figures do not reflect any charges or deductions which are, or may be, imposed under the life insurance policy or annuity contracts. The table below sets forth the estimated fees and expenses you may pay if you invest in the portfolio's shares, and, unless otherwise indicated, reflects expenses incurred by the portfolio during its fiscal year ended December 31, 2008. Actual expenses may vary significantly.


FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets


                               INITIAL     SERVICE
                                CLASS       CLASS
--------------------------------------------------
Management fees                  0.32%       0.32%
Rule 12b-1 fees                  0.00%(b)    0.25%
Other expenses                   0.35%       0.35%
Acquired fund fees and
  expenses (fees and
  expenses of underlying
  funds)                         0.13%       0.13%
                               -------------------
TOTAL(D)                         0.80%       1.05%
Expense reduction(c)             0.30%       0.30%
                               -------------------
NET OPERATING EXPENSES(D)        0.50%       0.75%
--------------------------------------------------





(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal period ended December 31, 2008.


(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class Shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2010. The Board of Trustees reserves the right to cause such fees to be paid after that date.


(c) Contractual arrangements with Transamerica Asset Management, Inc. ("TAM") through April 30, 2010 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.37%, excluding 12b-1 fees, certain extraordinary expenses and acquired (i.e., underlying) funds' fees and expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.37% of average daily net assets, excluding 12b-1 fees, acquired (i.e., underlying) funds' fees and expenses and certain extraordinary expenses.




(d) Portfolio operating expenses do not correlate to the ratios of expenses to average net assets in the financial highlights table, which do not include acquired (i.e., underlying) funds' fees and expenses.


EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It shows the cumulative expenses you would pay if you invested $10,000, reinvested all distributions and dividends without a sales charge, and held your shares for the periods shown and then redeem all of your shares at the end of those periods, with a 5% annual return (this assumption is required by the SEC and is not a prediction of the portfolio's future performance) and portfolio operating expenses remaining the same. Because actual returns and expenses will be different, the example is for comparison only.


The example does not include any fees or charges which are, or may be, imposed under the life insurance policies or the annuity contracts.


SHARE CLASS               1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------
Initial Class               $51      $258      $482     $1,125
Service Class               $77      $304      $550     $1,255
---------------------------------------------------------------






MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.32% of the first $50 million; 0.30%

                                       TST
                         T175-4 Transamerica Index 75 VP
over $50 million up to $250 million; and 0.28% in excess of $250 million.


For the fiscal year ended December 31, 2008, the portfolio paid a management fee of 0.32% of the portfolio's average daily net assets.


SUB-ADVISER: AEGON USA Investment
Management, LLC, 4333 Edgewood Road, NE, Cedar Rapids, Iowa 52499

SUB-ADVISORY FEE: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.12% of the first $50 million; 0.10% over $50 million up to $250 million; and 0.08% in excess of $250 million.


A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's semi-annual report for the fiscal period ended June 30, 2008.


PORTFOLIO MANAGER:

JEFF WHITEHEAD, CFA, is a Senior Vice President and Senior Portfolio Manager at AUIM. He is a member of the Portfolio Management Group with primary responsibility for managing AEGON's fixed annuity, SPIA and BOLI/COLI portfolios. Mr. Whitehead is also a member of the Tactical Asset Allocation Committee, the group that formulates investment strategy and makes duration, curve positioning, volatility and sector decisions.

Prior to joining AUIM in 2001, Mr. Whitehead worked at PIMCO Specialty Markets. He also spent several years at Conseco Capital Management and previously held actuarial positions at both a life insurance company as well as a life insurance consulting firm. Mr. Whitehead, an Associate in the Society of Actuaries since 1992, earned a B.S. in mathematics from the University of Massachusetts in 1986.

The SAI provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager, and the portfolio manager's ownership of securities in the portfolio.


                                       TST
                         T175-5 Transamerica Index 75 VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for as long as it has been operating. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2008 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2008 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.





                                                                 INITIAL CLASS     SERVICE CLASS
                                                                 -------------     -------------
                                                                    MAY 1 TO          MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD                    DEC 31, 2008      DEC 31, 2008
------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of year                                                   $ 10.00           $ 10.00
INVESTMENT OPERATIONS
Net investment income(a)                                               0.33              0.38
Net realized and unrealized loss                                      (3.02)            (3.09)
                                                                 -------------------------------
Total operations                                                      (2.69)            (2.71)
                                                                 -------------------------------
NET ASSET VALUE
End of year                                                         $  7.31           $  7.29
                                                                 -------------------------------
TOTAL RETURN(B)                                                      (26.90)%(c)       (27.10)%(c)
NET ASSETS END OF YEAR (000's)                                      $ 2,293           $57,193
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets*
  After reimbursement/fee waiver                                       0.37%(d)          0.62%(d)
  Before reimbursement/fee waiver                                      0.67%(d)          0.92%(d)
Net investment income, to average net assets(1)                        6.63%(d)          7.71%(d)
Portfolio turnover rate                                                  11%(c)            11%(c)
------------------------------------------------------------------------------------------------





(a)  Calculation is based on average number of shares outstanding.



(b) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.



(c)  Not annualized.



(d)  Annualized.



(*) Does not include expenses of the investment companies in which the portfolio invests.



(1) Recognition of net investment income by the portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the portfolio invests.




                                       TST
                         T175-6 Transamerica Index 75 VP

(MORNINGSTAR LOGO)                 TRANSAMERICA INTERNATIONAL MODERATE GROWTH VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------
This portfolio seeks capital appreciation with current income as a secondary objective.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------
The portfolio seeks to achieve its investment objective by investing its assets in a diversified combination of underlying TST portfolios and certain funds of Transamerica Funds (the "underlying funds/portfolios").


 - Under normal market conditions, it expects to allocate its investments in underlying funds/portfolios to hold a mix of approximately 65% of its assets in equity securities of issuers in international developed markets; 30% of its assets in domestic (U.S. domiciled) bonds; and 5% of its assets in equity and fixed-income securities of issuers economically tied to a number of emerging markets countries and in fixed-income securities of issuers in international developed markets. These percentages may vary at different times.

 - Allocation of assets among the underlying funds/portfolios is based on such things as prudent diversification principles, general market outlooks (both domestic and global), historical performance, global markets' current valuations, and other global economic factors.
 - The portfolio may periodically adjust its allocations to favor investments in those underlying funds/portfolios that it believes will provide the most favorable outlook for achieving its investment objective.
 - The portfolio may also invest directly in U.S. government securities and/or short-term commercial paper.


It is not possible to predict the extent to which the portfolio will be invested in a particular underlying fund/portfolio at any time.


As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying funds/portfolios.

The portfolio construction manager, Morningstar Associates, LLC (the "Portfolio Construction Manager"), determines the portfolio's asset allocations and periodic changes thereto, and other portfolio investments. The Portfolio Construction Manager may change the portfolio's asset allocations and underlying funds/portfolios at any time without notice to shareholders and without shareholder approval.

Please see Appendix A for more information about investment strategies.

(ICON7)
LIST OF UNDERLYING FUNDS AND PORTFOLIOS
----------------------------------------
This section lists the underlying funds/portfolios in which the portfolio may invest. For a summary of the respective investment objectives and principal investment strategies and risks of each underlying fund/portfolio, please refer to Appendix B of this prospectus. Further information about an underlying fund/portfolio is contained in that underlying fund/portfolio's prospectus and available online at www.transamericafunds.com or by calling 1-888-233-4339.

TRANSAMERICA FUNDS UNDERLYING FUNDS:

 - Transamerica AllianceBernstein International Value
 - Transamerica BlackRock Global Allocation
 - Transamerica Evergreen International Small Cap
 - Transamerica Flexible Income
 - Transamerica JPMorgan International Bond
 - Transamerica Loomis Sayles Bond
 - Transamerica Marsico International Growth
 - Transamerica MFS International Equity
 - Transamerica Neuberger Berman International
 - Transamerica Oppenheimer Developing Markets
 - Transamerica PIMCO Real Return TIPS
 - Transamerica Schroders International Small Cap Growth
 - Transamerica Short-Term Bond

 - Transamerica Thornburg International Value

 - Transamerica Van Kampen Emerging Markets Debt

 - Transamerica WMC Emerging Markets


TST UNDERLYING PORTFOLIOS:

 - Transamerica Clarion Global Real Estate Securities VP
 - Transamerica Federated Market Opportunity VP
 - Transamerica JPMorgan Core Bond VP
 - Transamerica Money Market VP
 - Transamerica PIMCO Total Return VP
 - Transamerica Templeton Global VP
 - Transamerica U.S. Government Securities VP
 - Transamerica Van Kampen Active International Allocation VP



                                       TST
              TIMG-1 Transamerica International Moderate Growth VP

(STOPLIGHT ICON)

PRIMARY RISKS
----------------------------------------

Risk is inherent in all investing. The value of your investment in the portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the portfolio or your investment may not perform as well as other similar investments. The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. If the market prices of the securities owned by the portfolio fall, the value of your investment in the portfolio will decline. The value of a security may fall due to factors affecting securities markets generally or a particular sector of the securities markets or factors affecting particular industries or issuers. The equity and debt capital markets in the United States and internationally have experienced unprecedented volatility. This financial crisis has caused a significant decline in the value and liquidity of many securities. This environment could make identifying investment risks and opportunities especially difficult. These market conditions may continue or get worse. Changes in market conditions will not have the same impact on all types of securities.

ASSET ALLOCATION
The Portfolio Construction Manager allocates the portfolio's assets among various underlying funds and portfolios. These allocations may be unsuccessful in maximizing the portfolio's return and/or avoiding investment losses.

UNDERLYING FUNDS AND PORTFOLIOS

Because the portfolio invests its assets in various underlying funds and portfolios, its ability to achieve its investment objective depends largely on the performance of the underlying funds/portfolios in which it invests. The portfolio is indirectly subject to all of the risks associated with an investment in the underlying funds/portfolios, as described in this prospectus and the prospectuses of the underlying Transamerica Funds. There can be no assurance that the investment objective of any underlying fund/portfolio will be achieved. In addition, the portfolio will indirectly bear a pro rata portion of the operating expenses of the underlying funds and portfolios in which it invests, and it is subject to business and regulatory developments affecting the underlying funds and portfolios.


STOCKS
Stocks may be volatile -- their prices may go up and down dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, the securities market as a whole or the overall economy. Because the stocks the portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.




FOREIGN SECURITIES

Investments in foreign securities including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs"), and European Depositary Receipts ("EDRs") involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - different accounting and reporting practices
 - less information available to the public
 - less (or different) regulation of securities markets
 - more complex business negotiations
 - less liquidity
 - more fluctuations in prices
 - delays in settling foreign securities transactions
 - higher costs for holding shares (custodial fees)
 - higher transaction costs
 - vulnerability to seizure and taxes
 - political or financial instability and small markets
 - different market trading days


CURRENCY


When the portfolio invests in securities denominated in foreign currencies, it is subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, the portfolio's investments in foreign currency denominated securities may reduce the returns of the portfolio.



                                       TST
              TIMG-2 Transamerica International Moderate Growth VP

EMERGING MARKETS

Investing in the securities of issuers located in or principally doing business in emerging markets bear foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging markets countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging markets countries may be required to establish special custody or other arrangements before investing.


FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down. The longer the maturity or duration, the more sensitive the value of a fixed-income security is to fluctuations in interest rates
 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines. The portfolio may incur expenses to protect the portfolio's interest in securities experiencing these events. If the portfolio invests in securities that are subordinated to other securities, or which represent interests in pools of such subordinated securities, those investments may be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer.

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.


INVESTMENT COMPANIES


To the extent that an underlying portfolio invests in other investment companies such as Exchange-Traded Funds ("ETFs"), it bears its pro rata share of these investment companies' expenses, and is subject to the effects of the business and regulatory developments that affect these investment companies and the investment company industry generally.



PLEASE ALSO SEE THE PORTFOLIO'S WEBSITE AT WWW.TRANSAMERICAFUNDS.COM (SELECT TRANSAMERICA VARIABLE PORTFOLIO) FOR MORE INFORMATION ABOUT THE PORTFOLIO.


YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks," in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.



                                       TST
              TIMG-3 Transamerica International Moderate Growth VP

(GRAPH ICON)

PAST PERFORMANCE
----------------------------------------


The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. The portfolio's primary benchmark is the Morgan Stanley Capital International World ex-U.S. Index ("MSCIW"), a capitalization-weighted index of equities in the entire developed world other than the United States. The secondary benchmark, the Barclays Capital (formerly Lehman Brothers) U.S. Aggregate Index ("BCUSA Index"), covers the U.S. dollar-denominated, investment-grade, fixed-rate, taxable bond market of SEC-registered securities, including U.S. Treasury issues, corporate and government-related debt issues, mortgage-backed securities, asset-backed securities and commercial mortgage-backed securities. Each index is a widely recognized, unmanaged index of market performance. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.


Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

(PERFORMANCE GRAPH)

2007                                            8.69
2008                                          -36.12



The highest and lowest quarterly returns for the period reflected in the bar chart are:


Highest:    3.73%   Quarter Ended  6/30/2007
Lowest:   (16.96)%  Quarter Ended  9/30/2008



                          AVERAGE ANNUAL TOTAL RETURNS
                   (For Calendar Year ended December 31, 2008)


                                    1 YEAR     LIFE OF FUND*
                                   --------    -------------
Initial Class                      (36.12)%       (11.38)%
Service Class                      (36.32)%       (11.61)%
MSCIW                              (43.23)%       (12.25)%
BCUSA Index                          5.24%         6.54%




*    The portfolio commenced operations May 1, 2006.

(MONEY ICON)
EXPENSES
----------------------------------------


When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. These figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts. The table below sets forth the estimated fees and expenses you may pay if you invest in the portfolio's shares, and, unless otherwise indicated, reflects expenses incurred by the portfolio during its fiscal year ended December 31, 2008. Actual expenses may vary significantly.


FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets


                                             CLASS OF SHARES
                                           INITIAL     SERVICE
--------------------------------------------------------------
Management fees                              0.10%       0.10%
Rule 12b-1 fees                              0.00%(b)    0.25%
Other expenses                               0.05%       0.05%
Acquired Fund Fees and Expenses (fees
  and expenses of underlying funds)          0.98%       0.98%
                                           -------------------
TOTAL(D)                                     1.13%       1.38%
Expense reduction(c)                         0.00%       0.00%
                                           -------------------
NET OPERATING EXPENSES(D)                    1.13%       1.38%
--------------------------------------------------------------





(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2008.

(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2010. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset Management, Inc. ("TAM") through April 30, 2010 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.25%, excluding 12b-1 fees, certain extraordinary expenses and acquired (i.e., underlying) funds' fees and expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the

                                       TST
              TIMG-4 Transamerica International Moderate Growth VP expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.25% of average daily net assets, excluding 12b-1 fees, acquired funds' fees and expenses and certain extraordinary expenses.


(d) Portfolio operating expenses do not correlate to the ratios of expenses to average net assets in the financial highlights table, which do not include acquired (i.e. underlying) funds' fees and expenses.


EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It shows the cumulative expenses you would pay if you invested $10,000, reinvested all distributions and dividends without a sales charge, and held your shares for the periods shown and then redeem all of your shares at the end of those periods, with a 5% annual return (this assumption is required by the SEC and is not a prediction of the portfolio's future performance) and portfolio operating expenses remaining the same. Because actual returns and expenses will be different, the example is for comparison only.


The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.


SHARE CLASS               1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------
Initial Class              $115      $391      $688     $1,532
Service Class              $140      $437      $755     $1,657
---------------------------------------------------------------





(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, Florida 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the annual rate of 0.10% of the portfolio's average daily net assets.


For the fiscal year ended December 31, 2008, the portfolio paid a management fee of 0.10% of the portfolio's average daily net assets.



PORTFOLIO CONSTRUCTION MANAGER: Morningstar Associates, LLC ("Morningstar"), located at 22 West Washington Street, Chicago, IL 60602, serves as a portfolio construction manager, and, as such, makes asset allocation and underlying fund/portfolio selection decisions for the portfolio.


PORTFOLIO CONSTRUCTION MANAGER COMPENSATION: The Portfolio Construction Manager receives compensation from TAM, calculated daily and paid monthly, at the annual rate of 0.10% of the portfolio's average daily net assets.


A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's semi-annual report for the fiscal period ended June 30, 2008.


PORTFOLIO MANAGERS:

The portfolio is managed by the following portfolio construction team. In addition to this team, Morningstar utilizes a number of other internal asset allocation consultants that serve as an investment resource to the team. Prior to joining the portfolio construction team, Mr. Stout, Mr. Hale and Mr. McConnell served as asset allocation consultants since the portfolio's inception; Mr. Kowara served as an asset allocation consultant since his return to Morningstar in 2004.

MICHAEL STOUT, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar and joined Morningstar in 1993 as a research analyst covering closed-end funds. He moved to open-end fund coverage in early 1996, and in 1997 became a senior analyst and editor of stock-fund research. Mr. Stout was one of the founding members of Morningstar's Institutional Investment Consulting Group, launched in 1998, and currently serves as a senior consultant. Prior to joining Morningstar, he was an investment consultant with A.G. Edwards & Sons and was an officer in the U.S. Air Force. He holds a B.A. from the Ohio State University, an M.B.A. from the University of Texas, and is a Chartered Financial Analyst. He began performing asset allocation services for the portfolio in 2006.

JON HALE, PH.D., CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar and joined Morningstar in 1995 as an analyst covering closed-end funds and began covering open-end funds the next year. As a fund analyst, Mr. Hale covered funds across the full range of investment categories. From 1998 to 2000, he helped launch Morningstar's Institutional Investment Consulting Group, and then joined the management team at Domini Social Investments, LLC. Mr. Hale then rejoined the consulting group at Morningstar in November 2001 as a senior consultant. Prior to joining Morningstar,

                                       TST
              TIMG-5 Transamerica International Moderate Growth VP he taught at several universities. Mr. Hale has a B.A. with Honors from the University of Oklahoma, and a Ph.D. in political science from Indiana University. He began performing asset allocation services for the portfolio in 2006.

JEFF MCCONNELL, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar and joined Morningstar in 1997 as a fund analyst, specializing in domestic equity. Mr. McConnell also worked as a stock analyst in Morningstar's Equities Analysis Group. Prior to joining Morningstar, he worked as an institutional consultant at SEI Corporation. Mr. McConnell holds a B.A. in economics from Michigan State University and an M.B.A. from DePaul University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.


MACIEJ KOWARA, PH.D., CFA, Co-Portfolio Manager, and Research & Development Consultant of Morningstar, joined Morningstar in February 2004 as the head of Morningstar's research and development and quantitative analysis efforts. Prior to that, he spent five years as an analyst at Deutsche Bank's Scudder Investments group and prior to joining Deutsche Bank, was a senior mutual-fund analyst at Morningstar specializing in fixed-income funds. Mr. Kowara holds a B.A. from University of Toronto and a Ph.D. from Harvard University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.


The SAI provides additional information about the portfolio construction team's compensation, other accounts managed by the portfolio construction team, and the portfolio construction team's ownership of securities in the portfolio.


                                       TST
              TIMG-6 Transamerica International Moderate Growth VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for as long as it has been operating. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2008 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2008 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.


                                                  INITIAL CLASS                          SERVICE CLASS
                                       ----------------------------------    -------------------------------------
                                           YEAR ENDED                             YEAR ENDED
FOR A SHARE OUTSTANDING THROUGHOUT        DECEMBER 31,         MAY 1 TO          DECEMBER 31,           MAY 1 TO
EACH PERIOD                              2008       2007     DEC 31, 2006      2008        2007       DEC 31, 2006
------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                    $ 11.12    $ 10.43       $10.00       $  11.08    $  10.41        $ 10.00
INVESTMENT OPERATIONS
Net investment income(a)                  0.26       0.56         0.85           0.28        0.57           0.84
Net realized and unrealized gain
  (loss)                                 (4.14)      0.34        (0.42)         (4.17)       0.31          (0.43)
                                       ---------------------------------------------------------------------------
Total operations                         (3.88)      0.90         0.43          (3.89)       0.88           0.41
                                       ---------------------------------------------------------------------------
DISTRIBUTIONS
From net investment income               (0.21)     (0.13)          --          (0.20)      (0.13)            --
From net realized gains                  (0.31)     (0.08)          --          (0.31)      (0.08)            --
                                       ---------------------------------------------------------------------------
Total distributions                      (0.52)     (0.21)          --          (0.51)      (0.21)            --
                                       ---------------------------------------------------------------------------
NET ASSET VALUE
End of period                          $  6.72    $ 11.12       $10.43       $   6.68    $  11.08        $ 10.41
                                       ---------------------------------------------------------------------------
TOTAL RETURN(B)                         (36.12)%     8.69%        4.30%(c)     (36.32)%      8.49%          4.10%(c)
NET ASSETS END OF PERIOD (000's)       $15,195    $24,495       $7,516       $255,872    $225,620        $44,053
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(d)
  After reimbursement/fee waiver          0.15%      0.19%*       0.25%(e)       0.40%       0.44%*         0.50%(e)
  Before reimbursement/fee waiver         0.15%      0.19%*       0.39%(e)       0.40%       0.44%*         0.64%(e)
Net investment income, to average
  net assets(f)                           2.76%      5.05%       12.92%(e)       3.08%       5.18%         12.63%(e)
Portfolio turnover rate                     19%         1%           1%(c)         19%          1%             1%(c)
------------------------------------------------------------------------------------------------------------------





(a)  Calculation is based on average number of shares outstanding.



(b) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.



(c)  Not annualized.



(d) Does not include expenses of the investment companies in which the portfolio invests.



(e)  Annualized.



(f) Recognition of net investment income by the portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the portfolio invests.





 * Ratio is inclusive of recaptured expenses by the investment adviser. The impact of recaptured expenses was 0.02% and 0.02% for Initial Class and Service Class, respectively.




                                       TST
              TIMG-7 Transamerica International Moderate Growth VP

-------------------------
When a sub-adviser uses a "bottom-up" approach, it looks primarily at individual companies against the context of broader market factors.





(JENNISON ASSOCIATES LOGO)                       TRANSAMERICA JENNISON GROWTH VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------
This portfolio seeks long-term growth of capital.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Jennison Associates LLC ("Jennison"), seeks to achieve the portfolio's objective by investing substantially all, but at least 65%, of the portfolio's total assets in equity securities, principally common stocks, preferred stocks, warrants, rights and depositary receipts, of U.S. companies with market capitalizations of at least $1 billion that Jennison considers to have above average prospects for growth. These companies are generally medium-to large-capitalization companies.


Jennison uses a "bottom-up" approach, researching and evaluating individual companies, to manage the portfolio's investments. Jennison looks primarily at individual company fundamentals rather than at macro-economic factors to identify individual companies with earnings growth potential that may not be recognized by the market at large.

In selecting stocks for the portfolio, Jennison looks for companies with the following financial characteristics:


 - superior absolute and relative earnings growth


 - above average revenue and earnings per share growth


 - sustainable or improving profitability


 - strong balance sheets



In addition, Jennison looks for companies that have actually achieved or exceeded expected earnings results and are attractively valued relative to their growth prospects. Earnings predictability and confidence in earnings forecasts are important parts of the selection process. Securities in which the portfolio invests have historically been more volatile than the Standard & Poor's 500 Stock Index ("S&P 500 Index"). In addition, companies that have an earnings growth ratio higher than that of the average S&P 500 Index company tend to reinvest their earnings rather than distribute them, so the portfolio is not likely to receive significant dividend income on its investments. The sub-adviser focuses on stocks of companies that have distinct attributes such as:



 - strong market position with a defensible franchise


 - unique marketing competency


 - strong research and development leading to superior new product flow


 - capable and disciplined management


Such companies generally trade at high prices relative to their current earnings.

The portfolio may invest up to 20% of its assets in the securities of foreign issuers.




The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.



Please see Appendix A for more information about investment strategies.


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

Risk is inherent in all investing. The value of your investment in the portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the portfolio or your investment may not perform as well as other similar investments. The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:



MARKET


The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. If the market prices of the securities owned by the portfolio fall, the value of your investment in the portfolio will decline. The value of a security may fall due to factors affecting securities markets generally or a particular sector of the securities markets or factors affecting particular industries or issuers. The equity and debt capital markets in the


                                       TST
                     TJNGR-1 Transamerica Jennison Growth VP

United States and internationally have experienced unprecedented volatility. This financial crisis has caused a significant decline in the value and liquidity of many securities. This environment could make identifying investment risks and opportunities especially difficult. These market conditions may continue or get worse. Changes in market conditions will not have the same impact on all types of securities.


STOCKS

Stocks may be volatile -- their prices may go up and down dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, the securities market as a whole or the overall economy. Because the stocks the portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.


GROWTH STOCKS
Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

MEDIUM-SIZED COMPANIES

Investing in medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies, particularly developing companies, generally are subject to more volatility in price than larger company securities. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. Such companies usually do not pay significant dividends that could cushion returns in a falling market.


FOREIGN SECURITIES
Investments in foreign securities, including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:




 - different accounting and reporting practices


 - less information available to the public


 - less (or different) regulation of securities markets


 - more complex business negotiations


 - less liquidity


 - more fluctuations in prices


 - delays in settling foreign securities transactions


 - higher costs for holding shares (custodial fees)


 - higher transaction costs


 - vulnerability to seizure and taxes


 - political or financial instability and small markets


 - different market trading days



CURRENCY


When the portfolio invests in securities denominated in foreign currencies, it is subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, the portfolio's investments in foreign currency denominated securities may reduce the returns of the portfolio.



PREFERRED STOCK




Preferred stock represents an interest in a company that generally entitles the holder to receive, in preference to the holders of the company's common stock, dividends and a fixed share of the proceeds resulting from any liquidation of the company. Preferred stock's right to dividends and liquidation proceeds is junior to the rights of a company's debt securities. Preferred stocks may pay fixed or adjustable rates of return. The value of preferred stock may be subject to factors that affect fixed income and equity securities, including changes in interest rates and in a company's creditworthiness. Shareholders of preferred stock may suffer a loss of value if dividends are not paid. Preferred stock does not generally carry voting rights.



                                       TST
                     TJNGR-2 Transamerica Jennison Growth VP

WARRANTS AND RIGHTS
Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company. Also, the value of a warrant or right does not necessarily change with the value of the underlying securities. A warrant or right ceases to have value if it is not exercised prior to the expiration date.




PLEASE ALSO SEE THE PORTFOLIO'S WEBSITE AT WWW.TRANSAMERICAFUNDS.COM (SELECT TRANSAMERICA VARIABLE PORTFOLIO) FOR MORE INFORMATION ABOUT THE PORTFOLIO.


YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)

PAST PERFORMANCE(1)
----------------------------------------




The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Russell 1000(R) Growth Index, is a widely recognized, unmanaged index of market performance that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The performance calculations do not reflect charges or deductions which are, or may be imposed under the policies or the annuity contracts.


Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

(PERFORMANCE GRAPH)


1999                                            4.79
2000                                          -11.58
2001                                          -18.54
2002                                          -30.74
2003                                           28.77
2004                                            9.13
2005                                           13.79
2006                                            1.96
2007                                           11.51
2008                                          -37.01



The highest and lowest quarterly returns for the periods reflected in the bar chart are:


                    Highest:   16.24%   Quarter ended  12/31/2001
                    Lowest:   (20.76)%  Quarter ended  12/31/2008



                          AVERAGE ANNUAL TOTAL RETURNS
                   (For Calendar Year ended December 31, 2008)


                                                         10 YEARS
                                                          OR LIFE
                                    1 YEAR    5 YEARS    OF FUND*
                                    ------    -------    --------
Initial Class                       (37.01)%   (2.32)%     (5.00)%
Service Class                       (37.11)%   (2.55)%      1.14%
Russell 1000(R) Growth Index        (38.44)%   (3.42)%     (4.27)%




 *   Service Class shares commenced operations May 1, 2003.

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Jennison Growth Portfolio of Endeavor Series Trust. Jennison has been the portfolio's sub-adviser since October 9, 2000. Prior to that date, a different sub-adviser managed the portfolio and the performance set forth prior to October 9, 2000 is attributable to that sub-adviser.




                                       TST
                     TJNGR-3 Transamerica Jennison Growth VP

(MONEY ICON)

EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts. The table below sets forth the estimated fees and expenses you may pay if you invest in the portfolio's shares, and, unless otherwise indicated, reflects expenses incurred by the portfolio during its fiscal year ended December 31, 2008. Actual expenses may vary significantly.


FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses  that are deducted from portfolio assets)

% of average daily net assets


                                 CLASS OF SHARES
                               INITIAL     SERVICE
--------------------------------------------------
Management fees                  0.80%       0.80%
Rule 12b-1 fees                  0.00%(b)    0.25%
Other expenses                   0.06%       0.06%
                               -------------------
TOTAL                            0.86%       1.11%
Expense reduction(c)             0.00%       0.00%
                               -------------------
NET OPERATING EXPENSES           0.86%       1.11%
--------------------------------------------------




(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2008.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2010. The Board of Trustees reserves the right to cause such fees to be paid after that date.

(c) Contractual arrangement with Transamerica Asset Management, Inc. ("TAM") through April 30, 2010 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.94%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.94% of average daily net assets, excluding 12b-1 fees and certain extraordinary expenses.


EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It shows the cumulative expenses you would pay if you invested $10,000, reinvested all distributions and dividends without a sales charge, and held your shares for the periods shown and then redeem all of your shares at the end of those periods, with a 5% annual return (this assumption is required by the SEC and is not a prediction of the portfolio's future performance) and portfolio operating expenses remaining the same. Because actual returns and expenses will be different, the example is for comparison only.


The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.


SHARE CLASS               1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------
Initial Class               $88      $307      $543     $1,223
Service Class              $113      $353      $612     $1,352
---------------------------------------------------------------




(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------
INVESTMENT ADVISER: Transamerica Asset Management, Inc., ("TAM") 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $250 million; 0.775% over $250 million up to $500 million; 0.70% over $500 million up to $1 billion; 0.675% over $1 billion up to $1.5 billion; and 0.65% in excess of $1.5 billion.


For the fiscal year ended December 31, 2008, the portfolio paid a management fee of 0.80% of the portfolio's average daily net assets.



SUB-ADVISER: Jennison Associates LLC, 466 Lexington Avenue, New York, NY 10017


SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.40% of the first $250 million; 0.35% over $250 million up to $500 million; 0.30% over $500 million up to $1 billion; 0.25% over $1 billion up to $1.5 billion; and 0.20% in excess of $1.5 billion.

For the purpose of calculating the sub-advisory fee, the average daily net assets will be determined on a

                                       TST
                     TJNGR-4 Transamerica Jennison Growth VP
combined basis with those of the same named fund managed by the sub-adviser for Transamerica Funds.


A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's semi-annual report for the fiscal period ended June 30, 2008.


PORTFOLIO MANAGERS:


MICHAEL A. DEL BALSO, SPIROS SEGALAS and KATHLEEN A. MCCARRAGHER are the portfolio managers of the portfolio. Mr. Del Balso generally has final authority over all aspects of the investment portfolio, including, but not limited to, purchases and sales of individual securities, portfolio construction, risk assessment, and management of cash flows.



Mr. Del Balso joined Jennison in May 1972 and is a Managing Director of Jennison. He is also Jennison's Director of Research for Growth Equity. Mr. Del Balso graduated from Yale University in 1966 and received his M.B.A. from Columbia University in 1968. He is a member of The New York Society of Security Analysts, Inc. He has managed the portfolio since October 2000.



Mr. Segalas was a founding member of Jennison in 1969 and is currently a Director, President and Chief Investment Officer of Jennison. He received his B.A. from Princeton University in 1955 and is a member of The New York Society of Security Analysts, Inc. He has managed the portfolio since September 2004.



Ms. McCarragher joined Jennison in May 1998 and is a Managing Director of Jennison. She is also Jennison's Head of Growth Equity. Prior to joining Jennison, she was employed at Weiss, Peck & Greer L.L.C. as a Managing Director and the Director of Large Cap Growth Equities. Ms. McCarragher graduated from the University of Wisconsin with a B.B.A. in 1977 and received her M.B.A. from Harvard Business School in 1982. She has managed the portfolio since October 2000.



The portfolio managers for the portfolio are supported by other Jennison portfolio managers, research analysts and investment professionals. Jennison typically follows a team approach in providing such support to the portfolio managers. The teams are generally organized along product strategies (e.g., large cap growth, large cap value) and meet regularly to review the portfolio holdings and discuss security purchase and sales activity of all accounts in the particular product strategy. Team members provide research support, make securities recommendations and support the portfolio managers in all activities. Members of the team may change from time to time.


The sub-adviser has provided investment advisory services since 1969.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the portfolio.


                                       TST
                     TJNGR-5 Transamerica Jennison Growth VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2008 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2008 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.


                                                                    INITIAL CLASS
                                            ------------------------------------------------------------
                                                               YEAR ENDED DECEMBER 31,
FOR A SHARE OUTSTANDING THROUGHOUT EACH     ------------------------------------------------------------
PERIOD                                        2008         2007         2006         2005         2004
--------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of year                           $   8.25     $   7.86     $   8.55     $   8.01     $   7.34
INVESTMENT OPERATIONS
Net investment income (loss)(a)                 0.02         0.01         0.01        (0.01)        0.01
Net realized and unrealized gain (loss)        (2.99)        0.86         0.08         1.07         0.66
                                            ------------------------------------------------------------
Total operations                               (2.97)        0.87         0.09         1.06         0.67
                                            ------------------------------------------------------------
DISTRIBUTIONS
From net investment income                     (0.01)       (0.01)          --        (0.02)          --
From net realized gains                        (0.27)       (0.47)       (0.78)       (0.50)          --
                                            ------------------------------------------------------------
Total distributions                            (0.28)       (0.48)       (0.78)       (0.52)          --
                                            ------------------------------------------------------------
NET ASSET VALUE
End of year                                 $   5.00     $   8.25     $   7.86     $   8.55     $   8.01
                                            ------------------------------------------------------------
TOTAL RETURN(B)                               (37.01)%      11.51%        1.96%       13.79%        9.13%
NET ASSETS END OF YEAR (000's)              $192,623     $161,847     $145,174     $152,630     $128,235
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets                  0.86%        0.86%        0.87%        0.87%        0.90%
Net investment income (loss), to average
  net assets                                    0.29%        0.16%        0.07%       (0.14)%       0.19%
Portfolio turnover rate                           74%          72%          78%          67%          68%
--------------------------------------------------------------------------------------------------------

                                                                    SERVICE CLASS
                                            ------------------------------------------------------------
                                                               YEAR ENDED DECEMBER 31,
FOR A SHARE OUTSTANDING THROUGHOUT EACH     ------------------------------------------------------------
PERIOD                                        2008         2007         2006         2005         2004
--------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of year                           $   8.16     $   7.79     $   8.51     $   7.98     $   7.33
INVESTMENT OPERATIONS
Net investment income (loss)(a)                   --(c)     (0.01)       (0.02)       (0.03)        0.09
Net realized and unrealized gain (loss)        (2.95)        0.85         0.08         1.06         0.56
                                            ------------------------------------------------------------
Total operations                               (2.95)        0.84         0.06         1.03         0.65
                                            ------------------------------------------------------------
DISTRIBUTIONS
From net investment income                        --           --           --           --(c)        --
From net realized gains                        (0.27)       (0.47)       (0.78)       (0.50)          --
                                            ------------------------------------------------------------
Total distributions                            (0.27)       (0.47)       (0.78)       (0.50)          --
                                            ------------------------------------------------------------
NET ASSET VALUE
End of year                                 $   4.94     $   8.16     $   7.79     $   8.51     $   7.98
                                            ------------------------------------------------------------
TOTAL RETURN(B)                               (37.11)%      11.28%        1.60%       13.52%        8.87%
NET ASSETS END OF YEAR (000's)              $    695     $  1,223     $    838     $    469     $    876
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets                  1.11%        1.11%        1.12%        1.12%        1.17%
Net investment income (loss), to average
  net assets                                    0.01%       (0.13)%      (0.21)%      (0.41)%       1.23%
Portfolio turnover rate                           74%          72%          78%          67%          68%
--------------------------------------------------------------------------------------------------------





(a)  Calculation is based on average number of shares outstanding.



(b) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.



(c)  Rounds to less than ($0.01) or $0.01.




                                       TST
                     TJNGR-6 Transamerica Jennison Growth VP

(JPMORGAN LOGO)                               TRANSAMERICA JPMORGAN CORE BOND VP

OBJECTIVE
----------------------------------------
(BULLSEYE ICON)
This portfolio seeks the highest possible current income within the confines of the primary goal of ensuring the protection of capital.

PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------
(CHESS PIECE ICON)
The portfolio's sub-adviser, JPMorgan Investment Advisors Inc. ("JPMorgan") seeks to achieve the portfolio's objective by investing at least 80% of its assets in bonds, including (without limitation):

 - U.S. government securities, including Treasury obligations and government sponsored enterprises such as Fannie Mae, Ginnie Mae, Freddie Mac and securities issued by other government agencies and instrumentalities
 - Medium- to high-quality corporate bonds
 - Mortgage-backed securities, including U.S. agency and non-agency pass through and Collateralized Mortgage Obligations ("CMOs")
 - Asset-backed securities
 - Commercial Mortgage Backed Securities ("CMBS")

To a lesser extent it may invest in:

 - U.S. dollar-denominated foreign bonds
 - Short-term securities, including agency discount notes, commercial paper and money market funds

JPMorgan analyzes four major factors in managing and constructing the portfolio: duration, market sector, maturity concentrations and individual securities. JPMorgan looks for market sectors and individual securities that it believes will perform well over time. JPMorgan is value oriented and selects individual securities after performing a risk/reward analysis that includes an evaluation of interest rate risk, credit risk, and the complex legal and technical structure of the transaction.


The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.



Please see Appendix A for more information about investment strategies.


PRIMARY RISKS
----------------------------------------
(STOPLIGHT ICON)

Risk is inherent in all investing. The value of your investment in the portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the portfolio or your investment may not perform as well as other similar investments. The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:



MARKET


The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. If the market prices of the securities owned by the portfolio fall, the value of your investment in the portfolio will decline. The value of a security may fall due to factors affecting securities markets generally or a particular sector of the securities markets or factors affecting particular industries or issuers. The equity and debt capital markets in the United States and internationally have experienced unprecedented volatility. This financial crisis has caused a significant decline in the value and liquidity of many securities. This environment could make identifying investment risks and opportunities especially difficult. These market conditions may continue or get worse. Changes in market conditions will not have the same impact on all types of securities.


FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:
 - market risk: fluctuations in market value

 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down. The longer the maturity or duration, the more sensitive the value of a fixed-income security is to fluctuations in interest rates



                                       TST
                   TJPMCB-1 Transamerica JPMorgan Core Bond VP

 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes

 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines. The portfolio may incur expenses to protect the portfolio's interest in securities experiencing these events. If the portfolio invests in securities that are subordinated to other securities, or which represent interests in pools of such subordinated securities, those investments may be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer.


If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

FOREIGN SECURITIES
Investments in foreign securities, including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulation to which U.S. and foreign issuer markets are subject. These risks include, without limitation:



 - different accounting and reporting practices


 - less information available to the public


 - less (or different) regulation of securities markets


 - more complex business negotiations


 - less liquidity


 - more fluctuations in prices


 - delays in settling foreign securities transactions


 - higher costs for holding shares (custodial fees)


 - higher transaction costs


 - vulnerability to seizure and taxes


 - political or financial instability and small markets


 - different market trading days



CURRENCY


When the portfolio invests in securities denominated in foreign currencies, it is subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, the portfolio's investments in foreign currency denominated securities may reduce the returns of the portfolio.


MORTGAGE-RELATED SECURITIES

Mortgage-related securities in which the portfolio may invest represent pools of mortgage loans assembled for sale to investors by various governmental agencies or government-related fluctuation organizations, as well as by private issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Unlike mortgage-related securities issued or guaranteed by the U. S. government or its agencies and instrumentalities, mortgage-related securities issued by private issuers do not have a government or government-sponsored entity guarantee (but may have other credit enhancement), and may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics. Real estate markets have been particularly affected by the current financial crisis, which has had an adverse effect on mortgage-related securities. Mortgage-related securities are subject to special risks. The repayment of certain mortgage-related securities depends primarily on the cash collections received from the issuer's underlying asset portfolio and, in certain cases, the issuer's ability to issue replacement securities (such as asset-backed commercial paper). As a result, there could be losses to the portfolio in


                                       TST
                   TJPMCB-2 Transamerica JPMorgan Core Bond VP the event of credit or market value deterioration in the issuer's underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing securities, or the issuer's inability to issue new or replacement securities. This is also true for other asset-backed securities. Upon the occurrence of certain triggering events or defaults, the investors in a security held by the portfolio may become the holders of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss. The portfolio's investments in mortgage-related securities are also exposed to prepayment or call risk, which is the possibility that mortgage holders will repay their loans early during periods of falling interest rates, requiring the portfolio to reinvest in lower-yielding instruments and receive less principal or income than originally was anticipated. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. This is known as extension risk.

PROPRIETARY RESEARCH
Proprietary forms of research may not be effective and may cause overall returns to be lower than if other forms of research are used.




PLEASE ALSO SEE THE PORTFOLIO'S WEBSITE AT WWW.TRANSAMERICAFUNDS.COM (SELECT TRANSAMERICA VARIABLE PORTFOLIO) FOR MORE INFORMATION ABOUT THE PORTFOLIO.


YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------
(GRAPH ICON)


The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's benchmark is the Barclays Capital (formerly Lehman Brothers) U.S. Aggregate Index ("BCUSA Index"), a widely recognized, unmanaged index of market performance that covers the U.S. dollar-denominated, investment-grade, fixed-rate, taxable bond market of SEC-registered securities, including U.S. Treasury issues, corporate and government-related debt issues, mortgage-backed securities, asset-backed securities. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.


Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

(PERFORMANCE GRAPH)

1999                                           -2.94
2000                                           10.89
2001                                            8.07
2002                                            9.97
2003                                            4.28
2004                                            4.53
2005                                            2.30
2006                                            3.92
2007                                            6.94
2008                                            5.58



The highest and lowest quarterly returns for the periods reflected in the bar chart are:


                    Highest:   4.87%   Quarter ended  9/30/2001
                    Lowest:   (1.94)%  Quarter ended  6/30/2004





                                       TST
                   TJPMCB-3 Transamerica JPMorgan Core Bond VP

                          AVERAGE ANNUAL TOTAL RETURNS
                   (For Calendar Year ended December 31, 2008)


                                                  10 YEARS
                                                   OR LIFE
                             1 YEAR    5 YEARS    OF FUND*
                             ------    -------    --------
Initial Class                 5.58%      4.64%      5.29%
Service Class                 5.25%      4.36%      4.16%
BCUSA Index                   5.24%      4.65%      5.63%
Barclays Capital U.S.
  Government/Credit Bond
  Index(2)                    5.70%      4.64%      5.64%




*    Service Class shares commenced operations May 1, 2003.
(1) Prior to May 1, 2002, a different sub-adviser managed this portfolio; the performance set forth prior to that date is attributable to that sub-adviser.

(2) This index served as one of the portfolio's benchmarks prior to March 1, 2009, at which time it was removed. This benchmark index change was made to more accurately reflect the principal strategies and policies of the portfolio.



EXPENSES
----------------------------------------
(MONEY ICON)

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts. The table below sets forth the estimated fees and expenses you may pay if you invest in the portfolio's shares, and, unless otherwise indicated, reflects expenses incurred by the portfolio during its fiscal year ended December 31, 2008. Actual expenses may vary significantly.


FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets


                                 CLASS OF SHARES
                               INITIAL     SERVICE
--------------------------------------------------
Management fees                  0.45%       0.45%
Rule 12b-1 fees                  0.00%(b)    0.25%
Other expenses                   0.10%       0.10%
                               -------------------
TOTAL                            0.55%       0.80%
Expense reduction(c)             0.00%       0.00%
                               -------------------
NET OPERATING EXPENSES           0.55%       0.80%
--------------------------------------------------




(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2008.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2010. The Board of Trustees reserves the right to cause such fees to be paid after that date.

(c) Contractual arrangement with Transamerica Asset Management, Inc. ("TAM") through April 30, 2010 to waive and/or reimburse expenses to the extent such expenses exceed 0.70%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.70% of average daily net assets, excluding 12b-1 fees and certain extraordinary expenses.


EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It shows the cumulative expenses you would pay if you invested $10,000, reinvested all distributions and dividends without a sales charge, and held your shares for the periods shown and then redeem all of your shares at the end of those periods, with a 5% annual return (this assumption is required by the SEC and is not a prediction of the portfolio's future performance) and portfolio operating expenses remaining the same. Because actual returns and expenses will be different, the example is for comparison only. The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.



SHARE CLASS               1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------
Initial Class               $56      $209      $375      $856
Service Class               $82      $255      $444      $990
---------------------------------------------------------------





MANAGEMENT
----------------------------------------
(BRIEFCASE ICON)
INVESTMENT ADVISER: Transamerica Asset Management, Inc., ("TAM") 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.


ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.45% of the first $750 million; 0.40% over $750 million up to $1 billion; and 0.375% in excess of $1 billion.



                                       TST
                   TJPMCB-4 Transamerica JPMorgan Core Bond VP

For the fiscal year ended December 31, 2008, the portfolio paid a management fee of 0.45% of the portfolio's average daily net assets.



SUB-ADVISER: JPMorgan Investment Advisors Inc., 1111 Polaris Parkway, Suite B2, Columbus, OH 43240. JPMorgan is an indirect wholly owned subsidiary of JP Morgan Chase & Co.


SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.20% up to $750 million; 0.175% over $750 million up to $1 billion; and 0.15% in excess of $1 billion, less 50% of the amount of excess expenses paid by TAM pursuant to any expense limitation.


A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's semi-annual report for the fiscal period ended June 30, 2008.


PORTFOLIO MANAGER:


DOUGLAS S. SWANSON, Managing Director and Portfolio Manager, has been with JPMorgan since 1983, where he is responsible for establishing daily tactical decision-making for all taxable bond money management as it relates to strategic investment policy and benchmarking, composite and investment style oversight and performance oversight. Mr. Swanson is the lead portfolio manager for the JPMorgan Intermediate Bond Fund, the JPMorgan Core Bond Fund, and the JPMorgan Mortgage-Backed Securities Fund.


The SAI provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager, and the portfolio manager's ownership of securities in the portfolio.


                                       TST
                   TJPMCB-5 Transamerica JPMorgan Core Bond VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2008 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2008 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.


                                                                    INITIAL CLASS
                                            ------------------------------------------------------------
                                                               YEAR ENDED DECEMBER 31,
FOR A SHARE OUTSTANDING THROUGHOUT EACH     ------------------------------------------------------------
PERIOD                                        2008         2007         2006         2005         2004
--------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of year                           $  11.81     $  11.66     $  11.83     $  12.23     $  12.61
INVESTMENT OPERATIONS
Net investment income(a)                        0.58         0.52         0.53         0.54         0.56
Net realized and unrealized gain (loss)         0.06         0.26        (0.07)       (0.26)       (0.01)
                                            ------------------------------------------------------------
Total operations                                0.64         0.78         0.46         0.28         0.55
                                            ------------------------------------------------------------
DISTRIBUTIONS
From net investment income                     (0.50)       (0.63)       (0.63)       (0.66)       (0.88)
From net realized gains                           --           --           --        (0.02)       (0.05)
                                            ------------------------------------------------------------
Total distributions                            (0.50)       (0.63)       (0.63)       (0.68)       (0.93)
                                            ------------------------------------------------------------
NET ASSET VALUE
End of year                                 $  11.95     $  11.81     $  11.66     $  11.83     $  12.23
                                            ------------------------------------------------------------
TOTAL RETURN(B)                                 5.58%        6.94%        3.92%        2.30%        4.53%
NET ASSETS END OF YEAR (000's)              $135,307     $142,788     $157,167     $185,820     $218,258
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets                  0.55%        0.58%        0.57%        0.59%        0.56%
Net investment income, to average net
  assets                                        4.88%        4.46%        4.54%        4.42%        4.52%
Portfolio turnover rate                           28%           4%           5%           6%          12%
--------------------------------------------------------------------------------------------------------

                                                                    SERVICE CLASS
                                            ------------------------------------------------------------
                                                               YEAR ENDED DECEMBER 31,
FOR A SHARE OUTSTANDING THROUGHOUT EACH     ------------------------------------------------------------
PERIOD                                        2008         2007         2006         2005         2004
--------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of year                           $  12.43     $  12.24     $  12.41     $  12.81     $  13.16
INVESTMENT OPERATIONS
Net investment income(a)                        0.58         0.52         0.53         0.53         0.55
Net realized and unrealized gain (loss)         0.06         0.27        (0.09)       (0.27)          --
                                            ------------------------------------------------------------
Total operations                                0.64         0.79         0.44         0.26         0.55
                                            ------------------------------------------------------------
DISTRIBUTIONS
From net investment income                     (0.49)       (0.60)       (0.61)       (0.64)       (0.85)
From net realized gains                           --           --           --        (0.02)       (0.05)
                                            ------------------------------------------------------------
Total distributions                            (0.49)       (0.60)       (0.61)       (0.66)       (0.90)
                                            ------------------------------------------------------------
NET ASSET VALUE
End of year                                 $  12.58     $  12.43     $  12.24     $  12.41     $  12.81
                                            ------------------------------------------------------------
TOTAL RETURN(B)                                 5.25%        6.61%        3.63%        2.07%        4.31%
NET ASSETS END OF YEAR (000's)              $ 13,957     $ 11,460     $ 10,591     $  8,293     $  5,471
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets                  0.80%        0.83%        0.82%        0.84%        0.81%
Net investment income, to average net
  assets                                        4.65%        4.21%        4.29%        4.16%        4.21%
Portfolio turnover rate                           28%           4%           5%           6%          12%
--------------------------------------------------------------------------------------------------------





(a)  Calculation is based on average number of shares outstanding.



(b) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.




                                       TST
                   TJPMCB-6 Transamerica JPMorgan Core Bond VP

(JPMORGAN LOGO)                          TRANSAMERICA JPMORGAN ENHANCED INDEX VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------


This portfolio seeks to earn a total return modestly in excess of the total return performance of the Standard & Poor's 500 Stock Index ("S&P 500 Index") (including the reinvestment of dividends) while maintaining a volatility of return similar to the S&P 500 Index.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------


The portfolio's sub-adviser, J.P. Morgan Investment Management Inc. ("JPMorgan"), seeks to achieve the portfolio's objective by investing at least 80% of its net assets in large- and medium-capitalization U.S. companies but may invest in foreign companies included in the S&P 500 Index. Industry by industry, the portfolio's weightings are similar to those of the S&P 500 Index. The portfolio does not look to overweight or underweight industries. Holdings by industry sector will normally approximate those of the S&P 500 Index.


Within each industry, the portfolio's sub-adviser modestly overweights stocks that are ranked as undervalued or fairly valued while modestly underweighting or not holding stocks that appear overvalued. The sub-adviser employs a three-step process in valuing stocks:


 - RESEARCH -- The sub-adviser takes an in-depth look at company prospects over a relatively long period rather than focusing on near-term expectations. The research goal is to provide insight into a company's real growth potential.


 - VALUATION -- The research findings allow the sub-adviser to rank the companies in each industry group according to their relative value. The greater a company's estimated worth compared to the current market price of its stock, the more undervalued the company. The valuation rankings are produced with the help of a variety of models that quantify the research team's findings.

 - STOCK SELECTION -- The portfolio's sub-adviser uses research and valuation rankings as a basis for choosing which stocks to buy and sell. In general, the sub-adviser buys stocks that are identified as undervalued and considers selling them when they appear overvalued. This process results in an investment portfolio containing typically between 175 and 350 stocks. Along with attractive valuation, the sub-adviser often considers a number of other criteria, including:
 - High potential reward compared to potential risk
 - Temporary mispricings caused by market overreactions

The portfolio invests at least 80% of its assets in equity securities, primarily common stocks. During ordinary market conditions, the portfolio's sub-adviser will keep the portfolio as fully invested as practicable in equity securities. The portfolio may invest up to 20% of its assets in short-term, fixed-income instruments including:

 - U.S. government securities
 - Bankers' acceptances, commercial paper, certificates of deposit and Eurodollar obligations issued or guaranteed by bank holding companies in the U.S., their subsidiaries and their foreign branches or of the World Bank
 - Commercial paper and other short-term obligations of, and variable amount master demand notes and variable rate notes issued by, U.S. and foreign corporations
 - Repurchase agreements
 - Short-term bonds and notes with remaining maturities of 13 months or less


The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.



Please see Appendix A for more information about investment strategies.


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------


Risk is inherent in all investing. The value of your investment in the portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the portfolio or your investment may not perform as


                                       TST
                TJPMEI-1 Transamerica JPMorgan Enhanced Index VP well as other similar investments. The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:



MARKET


The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. If the market prices of the securities owned by the portfolio fall, the value of your investment in the portfolio will decline. The value of a security may fall due to factors affecting securities markets generally or a particular sector of the securities markets or factors affecting particular industries or issuers. The equity and debt capital markets in the United States and internationally have experienced unprecedented volatility. This financial crisis has caused a significant decline in the value and liquidity of many securities. This environment could make identifying investment risks and opportunities especially difficult. These market conditions may continue or get worse. Changes in market conditions will not have the same impact on all types of securities.


STOCKS

Stocks may be volatile -- their prices may go up and down dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, the securities market as a whole or the overall economy. Because the stocks the portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.


VALUE INVESTING

The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced. The portfolio may underperform other equity portfolios that use different investing styles. The portfolio may also underperform other equity portfolios using the value style.


FOREIGN SECURITIES
Investments in foreign securities, including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs"), and European Depositary Receipts ("EDRs"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:




 - different accounting and reporting practices


 - less information available to the public


 - less (or different) regulation of securities markets


 - more complex business negotiations


 - less liquidity


 - more fluctuations in prices


 - delays in settling foreign securities transactions


 - higher costs for holding shares (custodial fees)


 - higher transaction costs


 - vulnerability to seizure and taxes


 - political or financial instability and small markets


 - different market trading days



CURRENCY


When the portfolio invests in securities denominated in foreign currencies, it is subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, the portfolio's investments in foreign currency denominated securities may reduce the returns of the portfolio.


MEDIUM-SIZED COMPANIES

Investing in medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies, particularly developing companies, generally are subject to more volatility in price than larger company securities. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. Such companies usually do not pay significant dividends that could cushion returns in a falling market.


FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise.

                                       TST
                TJPMEI-2 Transamerica JPMorgan Enhanced Index VP

   This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down. The longer the maturity or duration, the more sensitive the value of a fixed-income security is to fluctuations in interest rates

 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes

 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines. The portfolio may incur expenses to protect the portfolio's interest in securities experiencing these events. If the portfolio invests in securities that are subordinated to other securities, or which represent interests in pools of such subordinated securities, those investments may be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer.


If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.




PLEASE ALSO SEE THE PORTFOLIO'S WEBSITE AT WWW.TRANSAMERICAFUNDS.COM (SELECT TRANSAMERICA VARIABLE PORTFOLIO) FOR MORE INFORMATION ABOUT THE PORTFOLIO.


YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------


The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the S&P 500 Index, is a widely recognized, unmanaged index of market performance, which is composed of 500 widely traded common stocks that measures the general performance of the market. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.


Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.


                                       TST
                TJPMEI-3 Transamerica JPMorgan Enhanced Index VP

TOTAL RETURN
(per calendar year)

(PERFORMANCE GRAPH)


1999                                           18.16
2000                                          -10.92
2001                                          -11.98
2002                                          -24.59
2003                                           28.94
2004                                           11.02
2005                                            3.46
2006                                           15.31
2007                                            4.54
2008                                          -37.35



The highest and lowest quarterly returns for the periods reflected in the bar chart are:


                    Highest:   15.47%   Quarter ended  6/30/2003
                    Lowest:   (21.86)%  Quarter ended  12/31/2008



                          AVERAGE ANNUAL TOTAL RETURNS
                   (For Calendar Year ended December 31, 2008)


                                                    10 YEARS
                                                     OR LIFE
                               1 YEAR    5 YEARS    OF FUND*
                               ------    -------    --------
Initial Class                  (37.35)%   (2.80)%     (2.44)%
Service Class                  (37.52)%   (3.06)%      0.87%
S&P 500 Index                  (37.00)%   (2.19)%     (1.38)%




 *   Service Class shares commenced operations May 1, 2003.

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Endeavor Enhanced Index Portfolio of Endeavor Series Trust, which employed different strategies (and had a different sub-adviser).

(MONEY ICON)
EXPENSES
----------------------------------------


When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts. The table below sets forth the estimated fees and expenses you may pay if you invest in the portfolio's shares, and, unless otherwise indicated, reflects expenses incurred by the portfolio during its fiscal year ended December 31, 2008. Actual expenses may vary significantly.


FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets


                             CLASS OF SHARES
                           INITIAL     SERVICE
----------------------------------------------
Management fees              0.74%       0.74%
Rule 12b-1 fees              0.00%(b)    0.25%
Other expenses               0.08%       0.08%
                           -------------------
TOTAL                        0.82%       1.07%
Expense reduction(c)         0.00%       0.00%
                           -------------------
NET OPERATING EXPENSES       0.82%       1.07%
----------------------------------------------




(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2008.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2010. The Board of Trustees reserves the right to cause such fees to be paid after that date.

(c) Contractual arrangement with Transamerica Asset Management, Inc. ("TAM") through April 30, 2010 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.84%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.84% of average daily net assets, excluding 12b-1 fees and certain extraordinary expenses.


EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It shows the cumulative expenses you would pay if you invested $10,000, reinvested all distributions and dividends without a sales charge, and held your shares for the periods shown and then redeem all of your shares at the end of those periods, with a 5% annual return (this assumption is required by the SEC and is not a prediction of the portfolio's future performance) and portfolio operating expenses remaining the same. Because actual returns and expenses will be different, the example is for comparison only.


The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.


SHARE CLASS                       1 YEAR   3 YEARS   5 YEARS   10 YEARS
-----------------------------------------------------------------------
Initial Class                      $ 84      $294      $522     $1,176
Service Class                      $109      $340      $590     $1,306
-----------------------------------------------------------------------






                                       TST
                TJPMEI-4 Transamerica JPMorgan Enhanced Index VP

(BRIEFCASE ICON)

MANAGEMENT
----------------------------------------



INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.74% of the first $750 million; 0.69% over $750 million up to $1 billion; and 0.65% in excess of $1 billion.


For the fiscal year ended December 31, 2008, the portfolio paid a management fee of 0.74% of the portfolio's average daily net assets.


SUB-ADVISER: J.P. Morgan Investment Management Inc., 245 Park Avenue, New York, NY 10167

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.30% of the first $750 million; and 0.25% in excess of $750 million.


A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's semi-annual report for the fiscal period ended June 30, 2008.


PORTFOLIO MANAGERS:




TERANCE CHEN, vice president, is a portfolio manager in the U.S. Equity Group. An employee since 1994, Mr. Chen was a quantitative equity research analyst prior to his current position. He is responsible for the management of the REI enhanced index strategies and is also the portfolio manager of several long/short strategies, including Research Market Neutral and Research 140/40. He holds a B.S. in finance from New York University's Stern School of Business and is a CFA charterholder.



RAFFAELE ZINGONE, vice president, is head of the U.S. Structured Equity Group. An employee since 1991, Mr. Zingone is responsible for the management of a range of large cap structured equity portfolios. Prior to his role in structured equity, he was a research analyst following the aerospace, environmental, and diversified manufacturing sectors. Upon joining the firm, he was a quantitative equity analyst and later served as a U.S. Equity portfolio manager in London and New York. He received his B.A. in mathematics and economics from the College of the Holy Cross and his M.B.A. in finance from New York University. He is a CFA charterholder.


The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the portfolio.


                                       TST
                TJPMEI-5 Transamerica JPMorgan Enhanced Index VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2008 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2008 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.


                                                                    INITIAL CLASS
                                             -----------------------------------------------------------
                                                               YEAR ENDED DECEMBER 31,
FOR A SHARE OUTSTANDING THROUGHOUT EACH      -----------------------------------------------------------
PERIOD                                         2008        2007         2006         2005         2004
--------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of year                            $ 16.43     $  16.35     $  14.34     $  14.04     $  12.75
INVESTMENT OPERATIONS
Net investment income(a)                        0.20         0.19         0.17         0.13         0.15
Net realized and unrealized gain (loss)        (5.49)        0.56         2.01         0.35         1.24
                                             -----------------------------------------------------------
Total operations                               (5.29)        0.75         2.18         0.48         1.39
                                             -----------------------------------------------------------
DISTRIBUTIONS
From net investment income                     (0.23)       (0.21)       (0.17)       (0.18)       (0.10)
From net realized gains                        (2.76)       (0.46)          --           --           --
                                             -----------------------------------------------------------
Total distributions                            (2.99)       (0.67)       (0.17)       (0.18)       (0.10)
                                             -----------------------------------------------------------
NET ASSET VALUE
End of year                                  $  8.15     $  16.43     $  16.35     $  14.34     $  14.04
                                             -----------------------------------------------------------
TOTAL RETURN(B)                               (37.35)%       4.54%       15.31%        3.46%       11.02%
NET ASSETS END OF YEAR (000's)               $83,543     $164,761     $193,322     $200,857     $231,055
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets                  0.82%        0.81%        0.81%        0.83%        0.80%
Net investment income, to average net
  assets                                        1.59%        1.13%        1.16%        0.95%        1.18%
Portfolio turnover rate                           74%          55%          55%          42%          48%
--------------------------------------------------------------------------------------------------------

                                                                    SERVICE CLASS
                                             -----------------------------------------------------------
                                                               YEAR ENDED DECEMBER 31,
FOR A SHARE OUTSTANDING THROUGHOUT EACH      -----------------------------------------------------------
PERIOD                                         2008        2007         2006         2005         2004
--------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of year                            $ 16.45     $  16.37     $  14.36     $  14.08     $  12.79
INVESTMENT OPERATIONS
Net investment income(a)                        0.17         0.15         0.14         0.10         0.17
Net realized and unrealized gain (loss)        (5.50)        0.56         2.00         0.35         1.19
                                             -----------------------------------------------------------
Total operations                               (5.33)        0.71         2.14         0.45         1.36
                                             -----------------------------------------------------------
DISTRIBUTIONS
From net investment income                     (0.19)       (0.17)       (0.13)       (0.17)       (0.07)
From net realized gains                        (2.76)       (0.46)          --           --           --
                                             -----------------------------------------------------------
Total distributions                            (2.95)       (0.63)       (0.13)       (0.17)       (0.07)
                                             -----------------------------------------------------------
NET ASSET VALUE
End of year                                  $  8.17     $  16.45     $  16.37     $  14.36     $  14.08
                                             -----------------------------------------------------------
TOTAL RETURN(B)                               (37.52)%       4.30%       14.96%        3.20%       10.71%
NET ASSETS END OF YEAR (000's)               $ 3,116     $  7,051     $  6,851     $  7,462     $  6,339
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets                  1.07%        1.06%        1.06%        1.08%        1.06%
Net investment income, to average net
  assets                                        1.32%        0.88%        0.91%        0.71%        1.33%
Portfolio turnover rate                           74%          55%          55%          42%          48%
--------------------------------------------------------------------------------------------------------





(a)  Calculation is based on average number of shares outstanding.





(b) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.






                                       TST
                TJPMEI-6 Transamerica JPMorgan Enhanced Index VP

(JPMORGAN LOGO)                           TRANSAMERICA JPMORGAN MID CAP VALUE VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------
This portfolio seeks growth from capital appreciation.

(CHESS PIECE ICON)

PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------
The portfolio's sub-adviser, J.P. Morgan Investment Management Inc. ("JPMorgan"), seeks to achieve the portfolio's investment objective by investing primarily (at least 80% of the portfolio's net assets under normal circumstances) in a broad portfolio of common stocks of companies with market capitalizations of $1 billion to $20 billion at the time of purchase that JPMorgan believes to be undervalued.

Under normal market conditions, the portfolio will only purchase securities that are traded on registered exchanges or the over-the-counter market in the United States. The portfolio may invest in other equity securities, which include preferred stocks, convertible securities and foreign securities, which may take the form of depositary receipts.

JPMorgan may use derivatives to hedge various market risks or to increase the portfolio's income. The portfolio may also invest in master limited partnerships, although their use will not be a principal investment strategy. The portfolio may invest up to 15% of its net assets in real estate investment trusts ("REITs").


The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.


Please see Appendix A for more information about investment strategies.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------
Risk is inherent in all investing. The value of your investment in the portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the portfolio or your investment may not perform as well as other similar investments. The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. If the market prices of the securities owned by the portfolio fall, the value of your investment in the portfolio will decline. The value of a security may fall due to factors affecting securities markets generally or a particular sector of the securities markets or factors affecting particular industries or issuers. The equity and debt capital markets in the United States and internationally have experienced unprecedented volatility. This financial crisis has caused a significant decline in the value and liquidity of many securities. This environment could make identifying investment risks and opportunities especially difficult. These market conditions may continue or get worse. Changes in market conditions will not have the same impact on all types of securities.

STOCKS

Stocks may be volatile -- their prices may go up and down dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, the securities market as a whole or the overall economy. Because the stocks the portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.


FOREIGN SECURITIES
Investments in foreign securities, including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - different accounting and reporting practices
 - less information available to the public
 - less (or different) regulation of securities markets
 - more complex business negotiations
 - less liquidity
 - more fluctuations in prices


                                       TST
                TJPMMCV-1 Transamerica JPMorgan Mid Cap Value VP

 - delays in settling foreign securities transactions
 - higher cost for holding shares (custodial fees)
 - higher transaction costs
 - vulnerability to seizure and taxes
 - political or financial instability and small markets
 - different market trading days

CURRENCY
When the portfolio invests in securities denominated in foreign currencies, it is subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, the portfolio's investments in foreign currency denominated securities may reduce the returns of the portfolio.

VALUE INVESTING
The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced. The portfolio may underperform other equity portfolios that use different investing styles. The portfolio may also underperform other equity portfolios using the value style.

DERIVATIVES
The use of derivative instruments may involve risks and costs different from, and possibly greater than, the risks and costs associated with investing directly in securities or other traditional investments. The portfolio's use of certain derivatives may in some cases involve forms of financial leverage, which involves risk and may increase the volatility of the portfolio's net asset value. Even a small investment in derivatives can have a disproportionate impact on the portfolio. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the portfolio. The other parties to certain derivative contracts present the same types of default or credit risk as issuers of fixed income securities. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may be difficult to value, or may be subject to the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. In addition, derivatives may be subject to market risk, interest rate risk and credit risk. The portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances or at reasonable prices. The portfolio's sub-adviser may not make use of derivatives for a variety of reasons.

REITS
Real estate markets have been particularly affected by the financial crisis. Equity REITs can be affected by any changes in the value of the properties owned. A REIT's performance depends on the types and locations of the properties it owns and on how well it manages those properties or loan financings. A decline in rental income could occur because of extended vacancies, increased competition from other properties, tenants' failure to pay rent or poor management. A REIT's performance also depends on the company's ability to finance property purchases and renovations and manage its cash flows. Because REITs are typically invested in a limited number of projects or in a particular market segment, they are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Loss of status as a qualified REIT or changes in the treatment of REITs under the federal tax law could adversely affect the value of a particular REIT or the market for REITs as a whole.


PREFERRED STOCK

Preferred stock represents an interest in a company that generally entitles the holder to receive, in preference to the holders of the company's common stock, dividends and a fixed share of the proceeds resulting from any liquidation of the company. Preferred stock's right to dividends and liquidation proceeds is junior to the rights of a company's debt securities. Preferred stocks may pay fixed or adjustable rates of return. The value of preferred stock may be subject to factors that affect fixed income and equity securities, including changes in interest rates and in a company's creditworthiness. Shareholders of preferred stock may suffer a loss of value if dividends are not paid. Preferred stock does not generally carry voting rights.


                                       TST
                TJPMMCV-2 Transamerica JPMorgan Mid Cap Value VP

CONVERTIBLE SECURITIES
Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with most debt securities, the market value of convertible securities tends to decline as interest rates increase, and conversely, to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

MEDIUM-SIZED COMPANIES

Investing in medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies, particularly developing companies, generally are subject to more volatility in price than larger company securities. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. Such companies usually do not pay significant dividends that could cushion returns in a falling market.



PLEASE ALSO SEE THE PORTFOLIO'S WEBSITE AT WWW.TRANSAMERICAFUNDS.COM (SELECT TRANSAMERICA VARIABLE PORTFOLIO) FOR MORE INFORMATION ABOUT THE PORTFOLIO.


YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------


The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Russell Midcap(R) Value Index, a widely recognized, unmanaged index of market performance that measures the performance of those Russell mid-cap companies with lower price-to-book ratios and lower forecasted growth values. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.


Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

(PERFORMANCE GRAPH)


2000                                           12.92
2001                                           -3.94
2002                                          -12.72
2003                                           31.42
2004                                           14.58
2005                                            9.15
2006                                           17.25
2007                                            2.83
2008                                          -32.38



The highest and lowest quarterly returns for the periods reflected in the bar chart are:


                    Highest:   16.27%   Quarter ended  12/31/2001
                    Lowest:   (21.81)%  Quarter ended  12/31/2008





                                       TST
                TJPMMCV-3 Transamerica JPMorgan Mid Cap Value VP

                          AVERAGE ANNUAL TOTAL RETURNS
                   (For Calendar Year ended December 31, 2008)


                           1 YEAR    5 YEARS    LIFE OF FUND*
                          -------    -------    -------------
Initial Class             (32.88)%     0.24%         3.15%
Service Class             (33.08)%    (0.02)%        4.22%
Russell Midcap((R))
  Value Index             (38.44)%     0.33%         3.97%




 * Initial Class shares commenced operations on May 3, 1999; Service Class shares commenced operations May 1, 2003.

(1) Prior to May 1, 2004, a different sub-adviser managed this portfolio and the portfolio had a different investment style; the performance set forth prior to that date is attributable to that sub-adviser.


(MONEY ICON)
EXPENSES
----------------------------------------


When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts. The table below sets forth the estimated fees and expenses you may pay if you invest in the portfolio's shares, and, unless otherwise indicated, reflects expenses incurred by the portfolio during its fiscal year ended December 31, 2008. Actual expenses may vary significantly.


FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets


                                 CLASS OF SHARES
                               INITIAL     SERVICE
--------------------------------------------------
Management fees                  0.82%       0.82%
Rule 12b-1 fees                  0.00%(b)    0.25%
Other expenses                   0.06%       0.06%
                               -------------------
TOTAL                            0.88%       1.13%
Expense reduction(c)             0.00%       0.00%
                               -------------------
NET OPERATING EXPENSES           0.88%       1.13%
--------------------------------------------------




(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2008.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2010. The Board of Trustees reserves the right to cause such fees to be paid after that date.

(c) Contractual arrangement with Transamerica Asset Management, Inc. ("TAM") through April 30, 2010 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00% of average daily net assets, excluding 12b-1 fees and certain extraordinary expenses.


EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It shows the cumulative expenses you would pay if you invested $10,000, reinvested all distributions and dividends without a sales charge, and held your shares for the periods shown and then redeem all of your shares at the end of those periods, with a 5% annual return (this assumption is required by the SEC and is not a prediction of the portfolio's future performance) and portfolio operating expenses remaining the same. Because actual returns and expenses will be different, the example is for comparison only.


The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.


SHARE CLASS               1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------
Initial Class              $ 90      $313      $554     $1,246
Service Class              $115      $359      $622     $1,375
---------------------------------------------------------------





(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.85% up to $100 million; and 0.80% over $100 million.


For the fiscal year ended December 31, 2008, the portfolio paid a management fee of 0.82% of the portfolio's average daily net assets.



                                       TST
                TJPMMCV-4 Transamerica JPMorgan Mid Cap Value VP

SUB-ADVISER: J.P. Morgan Investment Management Inc., 245 Park Avenue, New York, NY 10167

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly at the annual rate of 0.40% of the portfolio's average daily net assets.


A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's semi-annual report for the fiscal period ended June 30, 2008.


PORTFOLIO MANAGERS:

JONATHAN K.L. SIMON, Managing Director of JPMorgan, heads the U.S. Equity Value Group and has been an employee of JPMorgan and its predecessors since 1980. Mr. Simon joined the firm as an analyst in the London office, and transferred to New York in 1983. He became portfolio manager in 1987 and served as president of Robert Fleming's U.S. asset management operations from 1990 until 2000. He holds an M.A. in mathematics from Oxford University.


LAWRENCE PLAYFORD, CFA, Vice President of JPMorgan, is a research analyst and portfolio manager in the U.S. Equity Value Group. Mr. Playford's analytical coverage includes the energy, materials, utilities and industrial sectors. An employee since 1993, he joined the investment team as an analyst in October 2003 and was named a portfolio manager in 2004. Prior to that, Mr. Playford served as a client portfolio manager working directly with the U.S. Equity Group's investment teams to communicate investment strategy and results to clients since 2001. Mr. Playford also was a client advisor at JPMorgan Private Bank, providing investment and financial planning advice to high net worth clients. He joined the firm as a financial analyst, performing strategic planning and analysis for the firm's finance department. He holds a B.B.A. in accounting from the University of Notre Dame and an M.B.A. in finance from Fordham University. He is a Certified Public Accountant.



GLORIA FU, CFA, Vice President of JPMorgan, is a research analyst and portfolio manager in the U.S. Equity Value Group. Her analytical coverage predominantly focuses on consumer companies. An employee since 2002, Ms. Fu previously worked at JPMorgan Securities as a sell-side analyst focusing on the gaming and lodging industries. Prior to joining the firm, she was employed by Robertson Stephens as a sell-side analyst covering the gaming and lodging industries. From 1995 to 2000, she worked in direct real estate investment and valuation for both Arthur Andersen and Starwood Capital Group, a real estate private equity fund. Ms. Fu holds a Bachelors of Science and Masters degree in hotel administration from Cornell University.


The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the portfolio.


                                       TST
                TJPMMCV-5 Transamerica JPMorgan Mid Cap Value VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2008 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2008 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.


                                                                      INITIAL CLASS
                                              ------------------------------------------------------------
                                                                 YEAR ENDED DECEMBER 31,
FOR A SHARE OUTSTANDING THROUGHOUT EACH       ------------------------------------------------------------
PERIOD                                          2008         2007         2006         2005         2004
----------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of year                             $  15.79     $  16.60     $  15.89     $  14.81     $  12.93
INVESTMENT OPERATIONS
Net investment income(a)                          0.19         0.19         0.17         0.13         0.08
Net realized and unrealized gain (loss)          (4.89)        0.29         2.39         1.22         1.81
                                              ------------------------------------------------------------
Total operations                                 (4.70)        0.48         2.56         1.35         1.89
                                              ------------------------------------------------------------
DISTRIBUTIONS
From net investment income                       (0.20)       (0.17)       (0.15)       (0.03)       (0.01)
From net realized gains                          (1.64)       (1.12)       (1.70)       (0.24)          --
                                              ------------------------------------------------------------
Total distributions                              (1.84)       (1.29)       (1.85)       (0.27)       (0.01)
                                              ------------------------------------------------------------
NET ASSET VALUE
End of year                                   $   9.25     $  15.79     $  16.60     $  15.89     $  14.81
                                              ------------------------------------------------------------
TOTAL RETURN(B)                                 (32.88)%       2.83%       17.25%        9.15%       14.58%
NET ASSETS END OF YEAR (000's)                $190,306     $336,861     $353,498     $338,377     $295,909
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets                    0.88%        0.87%        0.88%        0.89%*       1.00%(+)
Net investment income, to average net
  assets                                          1.40%        1.10%        1.02%        0.82%        0.58%
Portfolio turnover rate                             43%          45%          40%          68%         109%
----------------------------------------------------------------------------------------------------------







                                                                      SERVICE CLASS
                                              ------------------------------------------------------------
                                                                 YEAR ENDED DECEMBER 31,
FOR A SHARE OUTSTANDING THROUGHOUT EACH       ------------------------------------------------------------
PERIOD                                          2008         2007         2006         2005         2004
----------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of year                              $ 15.73       $16.54       $15.83       $14.77       $12.92
INVESTMENT OPERATIONS
Net investment income(a)                          0.14         0.15         0.13         0.09         0.04
Net realized and unrealized gain (loss)          (4.87)        0.28         2.37         1.22         1.82
                                              ------------------------------------------------------------
Total operations                                 (4.73)        0.43         2.50         1.31         1.86
                                              ------------------------------------------------------------
DISTRIBUTIONS
From net investment income                       (0.14)       (0.12)       (0.09)       (0.01)       (0.01)
From net realized gains                          (1.64)       (1.12)       (1.70)       (0.24)          --
                                              ------------------------------------------------------------
Total distributions                              (1.78)       (1.24)       (1.79)       (0.25)       (0.01)
                                              ------------------------------------------------------------
NET ASSET VALUE
End of year                                    $  9.22       $15.73       $16.54       $15.83       $14.77
                                              ------------------------------------------------------------
TOTAL RETURN(B)                                 (33.08)%       2.53%       16.96%        8.86%       14.36%
NET ASSETS END OF YEAR (000's)                $    161      $   435      $   516      $   614      $   470
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets                    1.13%        1.12%        1.13%        1.14%*       1.25%(+)
Net investment income (loss), to average
  net assets                                      1.08%        0.89%        0.77%        0.59%        0.27%
Portfolio turnover rate                             43%          45%          40%          68%         109%
----------------------------------------------------------------------------------------------------------





(a)  Calculation is based on average number of shares outstanding.




(b) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.




* Includes recaptured expenses by the investment adviser. The impact of recaptured expenses was 0.02%.


+ Includes recaptured expenses by the investment adviser. The impact of recaptured expenses was 0.07%.




                                       TST
                TJPMMCV-6 Transamerica JPMorgan Mid Cap Value VP

(CLEARBRIDGE ADVISORS LOGO)          TRANSAMERICA LEGG MASON PARTNERS ALL CAP VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks capital appreciation.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------


The portfolio's sub-adviser, ClearBridge Advisors, LLC ("ClearBridge"), seeks to achieve this objective by investing portfolio assets principally in common stocks and common stock equivalents, such as preferred stocks and securities convertible into common stocks, of companies ClearBridge believes are undervalued in the marketplace. While ClearBridge selects investments primarily for their capital appreciation potential, secondary consideration is given to a company's dividend record and the potential for an improved dividend return. The portfolio generally invests in securities of large, well-known companies but may also invest a significant portion of its assets in securities of small- to medium-sized companies when ClearBridge believes smaller companies offer more attractive value opportunities. The portfolio may invest in non-dividend paying stocks.


ClearBridge employs a two-step stock selection process in its search for undervalued stocks of temporarily out-of-favor companies. First, ClearBridge uses proprietary models and fundamental research to try to identify stocks that are underpriced in the market relative to their fundamental value. Next, it looks for a positive catalyst in the company's near term outlook which ClearBridge believes will accelerate earnings or improve the value of the company's assets. ClearBridge also emphasizes companies in those sectors of the economy which it believes are undervalued relative to other sectors.

When evaluating an individual stock, ClearBridge looks for:


- low market valuations measured by  ClearBridge's valuation models.


- positive changes in earnings prospects because of factors such as:


 - new, improved or unique products and services


 - new or rapidly expanding markets for the company's products


 - new management


 - changes in the economic, financial, regulatory or political environment particularly affecting the company


 - effective research, product development and marketing


 - a business strategy not yet recognized by the marketplace


While the portfolio invests principally in common stocks, the portfolio may, to a lesser extent, invest in derivatives, foreign securities (up to 25% of assets) and other investment companies or other securities and investment strategies in pursuit of its investment objective.


The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.


This portfolio is non-diversified.


WHAT IS A NON-DIVERSIFIED PORTFOLIO?


A "non-diversified" portfolio has the ability to take larger positions in a smaller number of issuers. To the extent a portfolio invests a greater portion of its assets in the securities of a smaller number of issuers, it may be more susceptible to any single economic, political or regulatory occurrence than a diversified portfolio and may be subject to greater loss with respect to its portfolio securities. However, to meet federal tax requirements, at the close of each quarter the portfolio generally may not have more than 25% of its total assets invested in any one issuer with the exception of securities of the U.S. government and its agencies, and, with respect to 50% of its total assets, may not have more than 5% of its total assets invested in any one issuer with the exception of securities of the U.S. government and its agencies.





Please see Appendix A for more information about investment strategies.



                                       TST
              TLMPAC-1 Transamerica Legg Mason Partners All Cap VP

PRIMARY RISKS
----------------------------------------
(STOPLIGHT ICON)


Risk is inherent in all investing. The value of your investment in the portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the portfolio or your investment may not perform as well as other similar investments. The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:



MARKET


The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. If the market prices of the securities owned by the portfolio fall, the value of your investment in the portfolio will decline. The value of a security may fall due to factors affecting securities markets generally or a particular sector of the securities markets or factors affecting particular industries or issuers. The equity and debt capital markets in the United States and internationally have experienced unprecedented volatility. This financial crisis has caused a significant decline in the value and liquidity of many securities. This environment could make identifying investment risks and opportunities especially difficult. These market conditions may continue or get worse. Changes in market conditions will not have the same impact on all types of securities.


STOCKS

Stocks may be volatile -- their prices may go up and down dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, the securities market as a whole or the overall economy. Because the stocks the portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.



PREFERRED STOCK


Preferred stock represents an interest in a company that generally entitles the holder to receive, in preference to the holders of the company's common stock, dividends and a fixed share of the proceeds resulting from any liquidation of the company. Preferred stock's right to dividends and liquidation proceeds is junior to the rights of a company's debt securities. Preferred stocks may pay fixed or adjustable rates of return. The value of preferred stock may be subject to factors that affect fixed income and equity securities, including changes in interest rates and in a company's creditworthiness. Shareholders of preferred stock may suffer a loss of value if dividends are not paid. Preferred stock does not generally carry voting rights.





CONVERTIBLE SECURITIES


Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with most debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.


VALUE INVESTING

The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced. The portfolio may underperform other equity portfolios that use different investing styles. The portfolio may also underperform other equity portfolios using the value style.




DERIVATIVES

The use of derivative instruments may involve risks and costs different from, and possibly greater than, the risks and costs associated with investing directly in securities or other traditional investments. The portfolio's use of certain derivatives may in some cases involve forms of financial leverage, which involves risk and may increase the volatility of the portfolio's net asset value. Even a small investment in derivatives can have a disproportionate impact on the portfolio. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the portfolio. The other parties to certain derivative contracts present the same types of default or credit risk as issuers of fixed income securities. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may be


                                       TST
              TLMPAC-2 Transamerica Legg Mason Partners All Cap VP difficult to value, or may be subject to the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. In addition, derivatives may be subject to market risk, interest rate risk and credit risk. The portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances or at reasonable prices. The portfolio's sub-adviser may not make use of derivatives for a variety of reasons.





SMALL- OR MEDIUM-SIZED COMPANIES


Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies, particularly developing companies, generally are subject to more volatility in price than larger company securities. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. Smaller companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.



FOREIGN SECURITIES


Investments in foreign securities, including American Depositary Receipts ("ADR's"), Global Depositary Receipts ("GDR's") and European Depositary Receipts ("EDR's"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:



 - different accounting and reporting practices


 - less information available to the public


 - less (or different) regulation of securities markets


 - more complex business negotiations


 - less liquidity


 - more fluctuations in prices


 - delays in settling foreign securities transactions


 - higher costs for holding shares (custodial fees)


 - higher transaction costs


 - vulnerability to seizure and taxes


 - political or financial instability and small markets


 - different market trading days



CURRENCY


When the portfolio invests in securities denominated in foreign currencies, it is subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, the portfolio's investments in foreign currency denominated securities may reduce the returns of the portfolio.


NON-DIVERSIFICATION
Focusing investments in a small number of issuers, industries or foreign currencies increases risk. Because the portfolio is non-diversified, it may be more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be.




PLEASE ALSO SEE THE PORTFOLIO'S WEBSITE AT WWW.TRANSAMERICAFUNDS.COM (SELECT TRANSAMERICA VARIABLE PORTFOLIO) FOR MORE INFORMATION ABOUT THE PORTFOLIO.


YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.






                                       TST
              TLMPAC-3 Transamerica Legg Mason Partners All Cap VP

(GRAPH ICON)

PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Russell 3000(R) Index, is a widely recognized, unmanaged index of market performance that tracks the performance of 3000 of the largest U.S. companies based on market capitalization. This index represents approximately 98% of the investable U.S. equity market. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.


Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)


(PERFORMANCE GRAPH)

2000                                           18.30
2001                                            2.09
2002                                          -24.71
2003                                           35.15
2004                                            9.14
2005                                            4.08
2006                                           18.56
2007                                            1.04
2008                                          -36.36





The highest and lowest quarterly returns for the periods reflected in the bar chart are:


Highest:   17.20%   Quarter ended   6/30/2003
Lowest:   (22.68)%  Quarter ended  12/31/2008



                          AVERAGE ANNUAL TOTAL RETURNS
                   (For Calendar Year ended December 31, 2008)


                          1 YEAR    5 YEARS    LIFE OF FUND*
                          ------    -------    -------------
Initial Class             (36.36)%   (2.84)%        2.16%
Service Class             (36.54)%   (3.08)%        1.76%
Russell 3000(R) Index     (37.31)%   (1.95)%       (1.62)%




* Initial Class shares commenced operations May 3, 1999; Service Class shares commenced operations May 1, 2003.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts. The table below sets forth the estimated fees and expenses you may pay if you invest in the portfolio's shares, and, unless otherwise indicated, reflects expenses incurred by the portfolio during its fiscal year ended December 31, 2008. Actual expenses may vary significantly.


FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(A)
(expenses that are deducted from portfolio assets)

% of average daily net assets


                                                                               CLASS OF SHARES
                                                                             INITIAL     SERVICE
------------------------------------------------------------------------------------------------
Management fees                                                                0.80%       0.80%
Rule 12b-1 fees                                                                0.00%(b)    0.25%
Other expenses                                                                 0.06%       0.06%
                                                                             -------------------
TOTAL                                                                          0.86%       1.11%
Expense reduction(c)                                                           0.00%       0.00%
                                                                             -------------------
NET OPERATING EXPENSES                                                         0.86%       1.11%
------------------------------------------------------------------------------------------------




(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2008.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2010. The Board of Trustees reserves the right to cause such fees to be paid after that date.

(c) Contractual arrangement with Transamerica Asset Management, Inc. ("TAM") through April 30, 2010 to waive fees and/or reimburse expenses to extent such expenses exceed 0.90%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.90% of average daily net assets, excluding 12b-1 fees and certain extraordinary expenses.



                                       TST
              TLMPAC-4 Transamerica Legg Mason Partners All Cap VP

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It shows the cumulative expenses you would pay if you invested $10,000, reinvested all distributions and dividends without a sales charge, and held your shares for the periods shown and then redeem all of your shares at the end of those periods, with a 5% annual return (this assumption is required by the SEC and is not a prediction of the portfolio's future performance) and portfolio operating expenses remaining the same. Because actual returns and expenses will be different, the example is for comparison only.


The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.


SHARE CLASS               1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------
Initial Class              $ 88      $307      $543     $1,223
Service Class              $113      $353      $612     $1,352
---------------------------------------------------------------





(BRIEFCASE ICON)

MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% up to $500 million; and 0.675% in excess of $500 million.


For the fiscal year ended December 31, 2008, the portfolio paid a management fee of 0.80% of the portfolio's average daily net assets.


SUB-ADVISER: ClearBridge Advisors, LLC, 620 Eighth Avenue, New York, NY 10018


ClearBridge is a wholly owned subsidiary of Legg Mason, Inc.


SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.425% of the first $100 million; 0.40% over $100 million up to $500 million; and 0.35% in excess of $500 million.

The average daily net assets for the purpose of calculating sub-advisory fees will be determined on a combined basis with the same named fund managed by the sub-adviser for Transamerica Funds.


A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's semi-annual report for the fiscal period ended June 30, 2008.


PORTFOLIO MANAGERS:




JOHN GOODE is Managing Director, Senior Portfolio Manager of ClearBridge. He is also a member of the ClearBridge Management Committee. Mr. Goode has been in the investment industry since 1969. Mr. Goode has a B.A. in Economics and an M.B.A., both from Stanford University. He has been with ClearBridge or its predecessor companies since 1983.



PETER HABLE is Managing Director, Senior Portfolio Manager of ClearBridge. He is also a member of the ClearBridge Management Committee. Mr. Hable has been in the investment industry since 1983. Mr. Hable has a B.S. in Economics from Southern Methodist University and an M.B.A. from the University of Pennsylvania's Wharton School of Finance. He has been with ClearBridge or its predecessor companies since 1983.


The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the portfolio.


                                       TST
              TLMPAC-5 Transamerica Legg Mason Partners All Cap VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2008 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2008 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.


                                                                    INITIAL CLASS
                                            ------------------------------------------------------------
                                                               YEAR ENDED DECEMBER 31,
FOR A SHARE OUTSTANDING THROUGHOUT EACH     ------------------------------------------------------------
PERIOD                                        2008         2007         2006         2005         2004
--------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of year                           $  13.88     $  14.73     $  14.71     $  14.22     $  13.06
INVESTMENT OPERATIONS
Net investment income(a)                        0.18         0.16         0.18         0.10         0.07
Net realized and unrealized gain (loss)        (4.67)       (0.01)        2.26         0.48         1.12
                                            ------------------------------------------------------------
Total operations                               (4.49)        0.15         2.44         0.58         1.19
                                            ------------------------------------------------------------
DISTRIBUTIONS
From net investment income                     (0.21)       (0.20)       (0.16)       (0.09)       (0.03)
From net realized gains                        (1.75)       (0.80)       (2.26)          --           --
                                            ------------------------------------------------------------
Total distributions                            (1.96)       (1.00)       (2.42)       (0.09)       (0.03)
                                            ------------------------------------------------------------
NET ASSET VALUE
End of year                                 $   7.43     $  13.88     $  14.73     $  14.71     $  14.22
                                            ------------------------------------------------------------
TOTAL RETURN(B)                               (36.36)%       1.04%       18.56%        4.08%        9.14%
NET ASSETS END OF YEAR (000's)              $146,079     $297,425     $370,692     $379,373     $611,410
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets                  0.86%        0.87%        0.88%        0.86%        0.87%
Net investment income, to average net
  assets                                        1.62%        1.11%        1.22%        0.68%        0.53%
Portfolio turnover rate                           35%          15%          15%          33%          36%
--------------------------------------------------------------------------------------------------------

                                                                    SERVICE CLASS
                                            ------------------------------------------------------------
                                                               YEAR ENDED DECEMBER 31,
FOR A SHARE OUTSTANDING THROUGHOUT EACH     ------------------------------------------------------------
PERIOD                                        2008         2007         2006         2005         2004
--------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of year                           $  13.83     $  14.69     $  14.68     $  14.21     $  13.08
INVESTMENT OPERATIONS
Net investment income(a)                        0.15         0.13         0.15         0.06         0.06
Net realized and unrealized gain (loss)        (4.66)       (0.02)        2.25         0.48         1.10
                                            ------------------------------------------------------------
Total operations                               (4.51)        0.11         2.40         0.54         1.16
                                            ------------------------------------------------------------
DISTRIBUTIONS
From net investment income                     (0.16)       (0.17)       (0.13)       (0.07)       (0.03)
From net realized gains                        (1.75)       (0.80)       (2.26)          --           --
                                            ------------------------------------------------------------
Total distributions                            (1.91)       (0.97)       (2.39)       (0.07)       (0.03)
                                            ------------------------------------------------------------
NET ASSET VALUE
End of year                                 $   7.41     $  13.83     $  14.69     $  14.68     $  14.21
                                            ------------------------------------------------------------
TOTAL RETURN(B)                               (36.54)%       0.77%       18.29%        3.81%        8.90%
NET ASSETS END OF YEAR (000's)              $  4,065     $ 11,910     $ 12,810     $  8,680     $  7,496
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets                  1.11%        1.12%        1.13%        1.11%        1.13%
Net investment income, to average net
  assets                                        1.35%        0.86%        0.99%        0.44%        0.42%
Portfolio turnover rate                           35%          15%          15%          33%          36%
--------------------------------------------------------------------------------------------------------





(a)  Calculation is based on average number of shares outstanding.





(b) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.





                                       TST
              TLMPAC-6 Transamerica Legg Mason Partners All Cap VP

-------------------------

When using a "top-down" approach, the sub-adviser looks first at broad market factors, and on the basis of those market factors, chooses certain sectors, or industries within the overall market. The sub-adviser then looks at individual companies within those sectors or industries.



-------------------------
When a sub-adviser uses a "bottom-up" approach, it looks primarily at individual companies against the context of broad market factors.





(MARISCO CAPITAL MANAGEMENT LOGO)                 TRANSAMERICA MARSICO GROWTH VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks long-term growth of capital.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Columbia Management Advisors, LLC ("Columbia") has entered into an agreement with Marsico Capital Management, LLC ("Marsico") under which Marsico provides portfolio management to the portfolio. Marsico seeks to achieve the portfolio's objective by investing principally in:

 - common stocks

This portfolio invests primarily in the common stocks of large companies that are selected for their long-term growth potential. The portfolio will normally hold a core position of between 35 and 50 common stocks. The portfolio may hold a limited number of additional common stocks at times such as when the portfolio manager is accumulating new positions, phasing out and replacing existing positions, or responding to exceptional market conditions.

In selecting investments for the portfolio, Marsico uses an approach that combines "top-down" macro-economic analysis with "bottom-up" stock selection.

The "top-down" approach may take into consideration macro-economic factors such as, without limitation, interest rates, inflation, demographics, the regulatory environment and the global competitive landscape. In addition, Marsico may also examine other factors that may include, without limitation, the most attractive global investment opportunities, industry consolidation, and the sustainability of financial trends observed. As a result of the "top-down" analysis, Marsico seeks to identify sectors, industries and companies that may benefit from the overall trends Marsico has observed.

Marsico then looks for individual companies or securities with earnings growth potential that may not be recognized by the market at large. In determining whether a particular company or security may be a suitable investment, Marsico may focus on any of a number of different attributes that may include, without limitation, the company's specific market expertise or dominance; its franchise durability and pricing power; solid fundamentals (e.g., a strong balance sheet, improving returns on equity, the ability to generate free cash flow, apparent use of conservative accounting standards, and transparent financial disclosure); strong and ethical management; commitment to shareholder interests; reasonable valuations in the context of projected growth rates; and other indications that a company or security may be an attractive investment prospect. This process is called "bottom-up" stock selection.

As part of this fundamental, "bottom-up" research, Marsico may visit with various levels of a company's management, as well as with its customers and (as relevant) suppliers, distributors and competitors. Marsico also may prepare detailed earnings and cash flow models of companies. These models may assist Marsico in projecting potential earnings growth, current income and other important company financial characteristics under different scenarios. Each model is typically customized to follow a particular company and is generally intended to replicate and describe a company's past, present and potential future performance. The models may include quantitative information and detailed narratives that reflect updated interpretations of corporate data and company and industry developments.

Marsico may reduce or sell the portfolio's investments in portfolio companies if, in the opinion of Marsico, a company's fundamentals change substantively, its stock price appreciates excessively in relation to fundamental earnings growth prospects, the company appears not to realize its growth potential or current income potential, more attractive investment opportunities appear elsewhere, or for other reasons.

The core investments of the portfolio generally may include established companies and securities (large capitalization securities typically having a market capitalization of $5 billion or more) that offer long-term growth potential. However, the portfolio also may typically include securities of less mature companies, companies or securities with more aggressive growth characteristics, and companies undergoing significant changes such as the introduction of a new product line, the appointment of a new management team, or an acquisition.


                                       TST
                     TMARGR-1 Transamerica Marsico Growth VP

While the portfolio invests principally in publicly traded U.S. securities, Marsico may invest up to 20% in the aggregate in foreign equity securities listed on foreign markets, including companies in emerging markets (including securities of issuers quoted in foreign currencies) or, to a lesser extent, in other securities and investment strategies in pursuit of its investment objective.


The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.



Please see Appendix A for more information about investment strategies.


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------


Risk is inherent in all investing. The value of your investment in the portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the portfolio or your investment may not perform as well as other similar investments. The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:



MARKET


The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. If the market prices of the securities owned by the portfolio fall, the value of your investment in the portfolio will decline. The value of a security may fall due to factors affecting securities markets generally or a particular sector of the securities markets or factors affecting particular industries or issuers. The equity and debt capital markets in the United States and internationally have experienced unprecedented volatility. This financial crisis has caused a significant decline in the value and liquidity of many securities. This environment could make identifying investment risks and opportunities especially difficult. These market conditions may continue or get worse. Changes in market conditions will not have the same impact on all types of securities.


STOCKS

Stocks may be volatile -- their prices may go up and down dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, the securities market as a whole or the overall economy. Because the stocks the portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.


GROWTH STOCKS
Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

FOREIGN SECURITIES
Investments in foreign securities, including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs"), and European Depositary Receipts ("EDRs"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:




 - different accounting and reporting practices


 - less information available to the public


 - less (or different) regulation of securities markets


 - more complex business negotiations


 - less liquidity


 - more fluctuations in prices


 - delays in settling foreign securities transactions


 - higher costs for holding shares (custodial fees)


 - higher transaction costs


 - vulnerability to seizure and taxes


 - political or financial instability and small markets


 - different market trading days



                                       TST
                     TMARGR-2 Transamerica Marsico Growth VP

CURRENCY


When the portfolio invests in securities denominated in foreign securities, it is subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, the portfolio's investments in foreign currency denominated securities may reduce the returns of the portfolio.


EMERGING MARKETS

Investing in the securities of issuers located in or principally doing business in emerging markets bears foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging markets countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging markets countries may be required to establish special custody or other arrangements before investing.





PLEASE ALSO SEE THE PORTFOLIO'S WEBSITE AT WWW.TRANSAMERICAFUNDS.COM (SELECT TRANSAMERICA VARIABLE PORTFOLIO) FOR MORE INFORMATION ABOUT THE PORTFOLIO.


YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------


The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's primary benchmark, the Standard & Poor's 500 Stock Index ("S&P 500 Index"), is comprised of 500 widely traded common stocks that measures the general performance of the market; and the secondary benchmark, the Russell 1000(R) Growth Index, measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. Each index is a widely recognized, unmanaged index of market performance. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.


Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

(PERFORMANCE GRAPH)

2000                                           -8.02
2001                                          -14.09
2002                                          -25.98
2003                                           26.34
2004                                           12.25
2005                                            8.58
2006                                            5.36
2007                                           20.40
2008                                          -40.95



The highest and lowest quarterly returns for the periods reflected in the bar chart are:


                    Highest:   11.54%   Quarter ended   6/30/2003
                    Lowest:   (21.74)%  Quarter ended  12/31/2008





                                       TST
                     TMARGR-3 Transamerica Marsico Growth VP

                          AVERAGE ANNUAL TOTAL RETURNS
                   (For Calendar Year ended December 31, 2008)


                          1 YEAR    5 YEARS    LIFE OF FUND*
                          ------    -------    -------------
Initial Class             (40.95)%   (1.80)%       (2.37)%
Service Class             (41.13)%   (2.05)%        1.41%
S&P 500 Index             (37.00)%   (2.19)%       (2.31)%
Russell 1000(R) Growth
  Index                   (38.44)%   (3.42)%       (5.04)%




* Initial Class shares commenced operations May 3, 1999; Service Class shares commenced operations May 1, 2003.

(1) Prior to November 1, 2002, a different sub-adviser managed this portfolio; the performance set forth prior to that date is attributable to that sub-adviser.

(MONEY ICON)
EXPENSES
----------------------------------------


When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts. The table below sets forth the estimated fees and expenses you may pay if you invest in the portfolio's shares, and, unless otherwise indicated, reflects expenses incurred by the portfolio during its fiscal year ended December 31, 2008. Actual expenses may vary significantly.


FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets


                                CLASS OF SHARES
                              INITIAL     SERVICE
-------------------------------------------------
Management fees                 0.76%       0.76%
Rule 12b-1 fees                 0.00%(b)    0.25%
Other expenses                  0.06%       0.06%
                              -------------------
TOTAL                           0.82%       1.07%
Expense reduction(c)            0.00%       0.00%
                              -------------------
NET OPERATING EXPENSES          0.82%       1.07%
-------------------------------------------------




(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2008.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2010. The Board of Trustees reserves the right to cause such fees to be paid after that date.

(c) Contractual arrangement with Transamerica Asset Management, Inc. ("TAM") through April 30, 2010 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00% of average daily net assets, excluding 12b-1 fees and certain extraordinary expenses.


EXPENSE EXAMPLE


This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It shows the cumulative expenses you would pay if you invested $10,000, reinvested all distributions and dividends without a sales charge, and held your shares for the periods shown and then redeem all of your shares at the end of those periods, with a 5% annual return (this assumption is required by the SEC and is not a prediction of the portfolio's future performance) and portfolio operating expenses remaining the same. Because actual returns and expenses will be different, the example is for comparison only.


The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.


SHARE CLASS               1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------
Initial Class              $ 84      $294      $522     $1,176
Service Class              $109      $340      $590     $1,306
---------------------------------------------------------------





(BRIEFCASE ICON)

MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $250 million; 0.75% over $250 million up to $500 million; 0.70% over $500 million up to $1 billion; and 0.60% in excess of $1 billion.


                                       TST
                     TMARGR-4 Transamerica Marsico Growth VP

For the fiscal year ended December 31, 2008, the portfolio paid a management fee of 0.76% of the portfolio's average daily net assets.



SUB-ADVISER: Columbia Management Advisors, LLC, 100 Federal Street, Boston, MA 02110



Columbia has delegated certain of its duties as sub-adviser to Marsico Capital Management, LLC, 1200 17th Street, Suite 1600, Denver, CO 80202.


SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.40% of the first $250 million; 0.375% over $250 million up to $500 million; 0.35% over $500 million up to $1 billion; and 0.30% in excess of $1 billion.


A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's semi-annual report for the fiscal period ended June 30, 2008.


PORTFOLIO MANAGER:


THOMAS F. MARSICO is primarily responsible for the management of the portfolio. Mr. Marsico has over 20 years of experience as a securities analyst and a portfolio manager.





Marsico was organized in September 1997 as a registered investment adviser and is an independently-owned investment management firm. Marsico provides investment services to mutual funds and private accounts and, as of December 31, 2008, had approximately $56 billion under management. Thomas F. Marsico is the founder, Chief Executive Officer, and Chief Investment Officer of Marsico.


The SAI provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager, and the portfolio manager's ownership of securities in the portfolio.


                                       TST
                     TMARGR-5 Transamerica Marsico Growth VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2008 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2008 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.


                                                                    INITIAL CLASS
                                            ------------------------------------------------------------
                                                               YEAR ENDED DECEMBER 31,
FOR A SHARE OUTSTANDING THROUGHOUT EACH     ------------------------------------------------------------
PERIOD                                        2008         2007         2006         2005         2004
--------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of year                           $  12.96     $  10.88     $  10.34     $   9.53     $   8.49
INVESTMENT OPERATIONS
Net investment income(a)                        0.06         0.07         0.02         0.01         0.01
Net realized and unrealized gain (loss)        (5.25)        2.13         0.53         0.81         1.03
                                            ------------------------------------------------------------
Total operations                               (5.19)        2.20         0.55         0.82         1.04
                                            ------------------------------------------------------------
DISTRIBUTIONS
From net investment income                     (0.05)        --(b)       (0.01)       (0.01)          --
From net realized gains                        (0.34)       (0.12)          --           --           --
                                            ------------------------------------------------------------
Total distributions                            (0.39)       (0.12)       (0.01)       (0.01)          --
                                            ------------------------------------------------------------
NET ASSET VALUE
End of year                                 $   7.38     $  12.96     $  10.88     $  10.34     $   9.53
                                            ------------------------------------------------------------
TOTAL RETURN(C)                               (40.95)%      20.40%        5.36%        8.58%       12.25%
NET ASSETS END OF YEAR (000's)              $433,973     $707,025     $211,386     $194,775     $143,150
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets                  0.82%        0.81%        0.87%        0.88%        0.87%
Net investment income, to average net
  assets                                        0.63%        0.55%        0.17%        0.15%        0.15%
Portfolio turnover rate                           77%          56%          67%          66%          80%
--------------------------------------------------------------------------------------------------------

                                                                    SERVICE CLASS
                                            ------------------------------------------------------------
                                                               YEAR ENDED DECEMBER 31,
FOR A SHARE OUTSTANDING THROUGHOUT EACH     ------------------------------------------------------------
PERIOD                                        2008         2007         2006         2005         2004
--------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of year                           $  12.85     $  10.81     $  10.28     $   9.50     $   8.48
INVESTMENT OPERATIONS
Net investment income (loss)(a)                 0.04         0.04        (0.01)       (0.01)       (0.01)
Net realized and unrealized gain (loss)        (5.21)        2.12         0.54         0.79         1.03
                                            ------------------------------------------------------------
Total operations                               (5.17)        2.16         0.53         0.78         1.02
                                            ------------------------------------------------------------
DISTRIBUTIONS
From net investment income                     (0.03)          --           --           --           --
From net realized gains                        (0.34)       (0.12)          --           --           --
                                            ------------------------------------------------------------
Total distributions                            (0.37)       (0.12)          --           --           --
                                            ------------------------------------------------------------
NET ASSET VALUE
End of year                                 $   7.31     $  12.85     $  10.81     $  10.28     $   9.50
                                            ------------------------------------------------------------
TOTAL RETURN(C)                               (41.13)%      20.13%        5.16%        8.21%       12.03%
NET ASSETS END OF YEAR (000's)              $  8,464     $ 17,392     $ 12,820     $ 12,217     $  5,818
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets                  1.07%        1.06%        1.12%        1.13%        1.10%
Net investment income (loss), to average
  net assets                                    0.36%        0.30%       (0.08)%      (0.12)%      (0.07)%
Portfolio turnover rate                           77%          56%          67%          66%          80%
--------------------------------------------------------------------------------------------------------





(a)  Calculation is based on average number of shares outstanding.



(b)  Rounds to less than ($0.01) or $0.01.





(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.





                                       TST
                     TMARGR-6 Transamerica Marsico Growth VP

-------------------------
When a sub-adviser uses a "bottom-up" approach, it looks primarily at individual companies against the context of broader market factors.





(MFS INVESTMENT MANAGEMENT LOGO)                  TRANSAMERICA MFS HIGH YIELD VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------
This portfolio seeks to provide high current income by investing primarily in a professionally managed diversified portfolio of fixed-income securities, some of which may involve equity features. Capital growth, if any, is a consideration secondary to the objective of high current income.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------
The portfolio's sub-adviser, MFS(R) Investment Management ("MFS"), seeks to achieve this objective by investing, under normal market conditions, at least 80% of its net assets in high-yield, fixed-income securities. Fixed-income securities offering the high current income sought by the portfolio generally are lower rated bonds. These bonds, commonly known as "junk bonds," are assigned lower credit ratings by credit rating agencies or are unrated and considered by the sub-adviser to be comparable to lower rated bonds. The portfolio may invest up to 100% of its assets in these lower rated bonds. In analyzing debt securities, the sub-adviser may purchase securities of any maturity.

While the portfolio focuses its investments on bonds issued by corporations or other similar entities, it may invest in all types of debt and other fixed-income securities including:

 - Zero-coupon bonds, deferred interest bonds and pay-in-kind bonds
 - Mortgage-backed securities
 - Asset-backed securities
 - Collateralized mortgage obligations and multi-class pass-through securities
 - Convertible securities
 - Non-mortgage-backed securities (such as pools of motor vehicle installment purchase obligations and credit card receivables)
 - Bank loans to corporate borrowers
 - U.S. government securities including U.S. Treasury obligations
 - Brady bonds
 - Commercial paper and other short-term corporate obligations
 - Foreign government obligations
 - Eurodollar obligations
 - Variable amount master demand notes and variable rate notes




The portfolio may invest up to 25% of its net assets in foreign securities, including up to 20% of its net assets in securities of issuers located in emerging markets. The portfolio may also engage in foreign currency transactions in order to attempt to hedge against adverse changes in currency exchange rates. The portfolio may also invest in equity securities.


The portfolio may use derivatives, including options and futures, for different purposes, including to earn income and enhance returns, to increase or decrease exposure to a particular market, to manage or adjust the risk profile of the portfolio, or as alternatives to direct investments.

The portfolio may enter into forward foreign currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency fluctuation on purchases and sales of such securities.




MFS uses a"bottom-up" investment approach in buying and selling investments for the portfolio. Investments are selected primarily based on fundamental analysis of issuers or instruments in light of market, economic, political, and regulatory conditions. Factors considered for debt instruments may include the instrument's credit quality, collateral characteristics and indenture provisions and the issuer's management ability, capital structure, leverage, and ability to meet its current obligations. Quantitative analysis of the structure of a debt instrument and its features may also be considered. Factors considered for equity securities may include analysis of earnings, cash flows, competitive position, and management ability. Quantitative analysis of these and other factors may also be considered.




MFS may engage in active and frequent trading in pursuing the portfolio's principal investment strategies.


The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that


                                       TST
                     TMFSHY-1 Transamerica MFS High Yield VP
the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.



Please see Appendix A for more information about investment strategies.


(STOPLIGHT ICON)


PRIMARY RISKS
----------------------------------------

Risk is inherent in all investing. The value of your investment in the portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the portfolio or your investment may not perform as well as other similar investments. The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:



MARKET


The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. If the market prices of the securities owned by the portfolio fall, the value of your investment in the portfolio will decline. The value of a security may fall due to factors affecting securities markets generally or a particular sector of the securities markets or factors affecting particular industries or issuers. The equity and debt capital markets in the United States and internationally have experienced unprecedented volatility. This financial crisis has caused a significant decline in the value and liquidity of many securities. This environment could make identifying investment risks and opportunities especially difficult. These market conditions may continue or get worse. Changes in market conditions will not have the same impact on all types of securities.


FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - market risk: fluctuations in market value

 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down. The longer the maturity or duration, the more sensitive the value of a fixed-income security is to fluctuations in interest rates

 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes

 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines. The portfolio may incur expenses to protect the portfolio's interest in securities experiencing these events. If the portfolio invests in securities that are subordinated to other securities, or which represent interests in pools of such subordinated securities, those investments may be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer.


If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

HIGH-YIELD DEBT SECURITIES

High-yield debt securities, or junk bonds, are securities which are rated below "investment grade" or, if unrated, are considered by the sub-adviser to be of equivalent quality. High-yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments or in bankruptcy. A portfolio with high-yield debt securities may be more susceptible to credit risk and market risk than


                                       TST
                     TMFSHY-2 Transamerica MFS High Yield VP
a portfolio that invests only in higher-quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, the portfolio's sub-adviser may find it more difficult to sell these securities or may have to sell them at lower prices. High-yield securities are not generally meant for short-term investing.

CONVERTIBLE SECURITIES
Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with most debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

MORTGAGE-RELATED SECURITIES

Mortgage-related securities in which the portfolio may invest represent pools of mortgage loans assembled for sale to investors by various governmental agencies or government-related fluctuation organizations, as well as by private issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Unlike mortgage-related securities issued or guaranteed by the U.S. government or its agencies and instrumentalities, mortgage-related securities issued by private issuers do not have a government or government-sponsored entity guarantee (but may have other credit enhancement), and may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics. Real estate markets have been particularly affected by the current financial crisis, which has had an adverse effect on mortgage-related securities. Mortgage-related securities are subject to special risks. The repayment of certain mortgage-related securities depends primarily on the cash collections received from the issuer's underlying asset portfolio and, in certain cases, the issuer's ability to issue replacement securities (such as asset-backed commercial paper). As a result, there could be losses to the portfolio in the event of credit or market value deterioration in the issuer's underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing securities, or the issuer's inability to issue new or replacement securities. This is also true for other asset-backed securities. Upon the occurrence of certain triggering events or defaults, the investors in a security held by the portfolio may become the holders of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss. The portfolio's investments in mortgage-related securities are also exposed to prepayment or call risk, which is the possibility that mortgage holders will repay their loans early during periods of falling interest rates, requiring the portfolio to reinvest in lower-yielding instruments and receive less principal or income than originally was anticipated. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. This is known as extension risk.


BANK LOANS
The portfolio may invest in certain commercial loans by acquiring participations in such loans. The potential lack of a liquid secondary market for such securities may have an adverse impact on the value of the securities and the portfolio's ability to dispose of particular participations when necessary to meet redemptions of shares or to meet the portfolio's liquidity needs. When purchasing a participation, the portfolio may be subject to the credit risks of both the borrower and the lender that is selling the participation. It is also unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, the portfolio relies on its sub-adviser's research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the portfolio.

FOREIGN SECURITIES
Investments in foreign securities, including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs"), and European Depositary Receipts ("EDRs"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign

                                       TST
                     TMFSHY-3 Transamerica MFS High Yield VP
issuer markets are subject. These risks include, without limitation:




 - different accounting and reporting practices


 - less information available to the public


 - less (or different) regulation of securities markets


 - more complex business negotiations


 - less liquidity


 - more fluctuations in prices


 - delays in settling foreign securities transactions


 - higher costs for holding shares (custodial fees)


 - higher transaction costs


 - vulnerability to seizure and taxes


 - political or financial instability and small markets


 - different market trading days



CURRENCY


When the portfolio invests in securities denominated in foreign currencies, it is subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, the portfolio's investments in foreign currency denominated securities may reduce the returns of the portfolio.


EMERGING MARKETS

Investing in the securities of issuers located in or principally doing business in emerging markets bears foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging markets countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging markets countries may be required to establish special custody or other arrangements before investing.




DERIVATIVES

The use of derivative instruments may involve risks and costs different from, and possibly greater than, the risks and costs associated with investing directly in securities or other traditional investments. The portfolio's use of certain derivatives may in some cases involve forms of financial leverage, which involves risk and may increase the volatility of the portfolio's net asset value. Even a small investment in derivatives can have a disproportionate impact on the portfolio. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the portfolio. The other parties to certain derivative contracts present the same types of default or credit risk as issuers of fixed income securities. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may be difficult to value, or may be subject to the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. In addition, derivatives may be subject to market risk, interest rate risk and credit risk. The portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances or at reasonable prices. The portfolio's sub-adviser may not make use of derivatives for a variety of reasons.



COUNTERPARTY AND THIRD PARTY TRANSACTIONS


Transactions involving a counterparty other than the issuer of the instrument, or a third party responsible for servicing the instrument, are subject to the credit risk of the counterparty or third party, and to the counterparty's or third party's ability to perform in accordance with the terms of the transaction.



LIQUIDITY


Liquidity risk exists when particular investments are difficult to sell. Although most of the portfolio's securities must be liquid at the time of investment, securities may become illiquid after purchase by the portfolio, particularly during periods of market turmoil. When the portfolio holds illiquid investments, the portfolio may be harder to value, especially in changing markets, and if the portfolio is forced to sell these investments to meet redemptions


                                       TST
                     TMFSHY-4 Transamerica MFS High Yield VP
or for other cash needs, the portfolio may suffer a loss. In addition, when there is illiquidity in the market for certain securities, the portfolio, due to limitations on investments in illiquid securities, may be unable to achieve its desired level of exposure to a certain sector.



STOCKS


Stocks may be volatile -- their prices may go up and down dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, the securities market as a whole or the overall economy. Because the stocks the portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.


PORTFOLIO TURNOVER

The portfolio may engage in a significant number of short-term transactions, which may adversely affect portfolio performance. Increased turnover results in higher brokerage costs or mark-up charges for the portfolio. The portfolio ultimately passes these costs on to shareholders. Short-term trading may also result in short-term capital gains, which are generally subject to tax in the same manner as ordinary income when distributed by the portfolio to its shareholders.





PLEASE ALSO SEE THE PORTFOLIO'S WEBSITE AT WWW.TRANSAMERICAFUNDS.COM (SELECT TRANSAMERICA VARIABLE PORTFOLIO) FOR MORE INFORMATION ABOUT THE PORTFOLIO.


YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.



(GRAPH ICON)

PAST PERFORMANCE(1)
----------------------------------------


The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Barclays Capital (formerly Lehman Brothers) U.S. High Yield Corporate Bond Index, is a widely recognized, unmanaged index of market performance that includes all fixed-income securities having a minimum quality rating of Ba1, a minimum amount outstanding of $100 million, and at least 1 year to maturity. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.


Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

(PERFORMANCE GRAPH)


1999                                            5.82
2000                                           -5.18
2001                                            3.78
2002                                            2.07
2003                                           17.74
2004                                            9.77
2005                                            1.81
2006                                           10.95
2007                                            1.85
2008                                          -25.20



The highest and lowest quarterly returns for the periods reflected in the bar chart are:


                    Highest:    6.21%   Quarter ended  12/31/2001
                    Lowest:   (17.09)%  Quarter ended  12/31/2008





                                       TST
                     TMFSHY-5 Transamerica MFS High Yield VP

                          AVERAGE ANNUAL TOTAL RETURNS
                   (For Calendar Year ended December 31, 2008)


                                                10 YEARS OR
                          1 YEAR    5 YEARS    LIFE OF FUND*
                          ------    -------    -------------
Initial Class             (25.20)%   (1.13)%        1.69%
Service Class             (25.46)%   (1.39)%        0.40%
Barclays Capital U.S.
  High Yield Corporate
  Bond Index              (26.16)%   (0.80)%        2.17%



 * Initial Class shares commenced operations June 1, 1998; Service Class shares commenced operations May 1, 2003.

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Endeavor High Yield Portfolio of Endeavor Series Trust.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts. The table below sets forth the estimated fees and expenses you may pay if you invest in the portfolio's shares, and, unless otherwise indicated, reflects expenses incurred by the portfolio during its fiscal year ended December 31, 2008. Actual expenses may vary significantly.


FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets


                                 CLASS OF SHARES
                               INITIAL     SERVICE
--------------------------------------------------
Management fees                  0.72%       0.72%
Rule 12b-1 fees                  0.00%(b)    0.25%
Other expenses                   0.07%       0.07%
                               -------------------
TOTAL                            0.79%       1.04%
Expense reduction(c)             0.00%       0.00%
                               -------------------
NET OPERATING EXPENSES           0.79%       1.04%
--------------------------------------------------





(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2008.

(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2010. The Board of Trustees reserves the right to cause such fees to be paid after that date.

(c) Contractual arrangement with Transamerica Asset Management, Inc. ("TAM") through April 30, 2010 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.05%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.05% of average daily net assets, excluding 12b-1 fees and certain extraordinary expenses.


EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It shows the cumulative expenses you would pay if you invested $10,000, reinvested all distributions and dividends without a sales charge, and held your shares for the periods shown and then redeem all of your shares at the end of those periods, with a 5% annual return (this assumption is required by the SEC and is not a prediction of the portfolio's future performance) and portfolio operating expenses remaining the same. Because actual returns and expenses will be different, the example is for comparison only.


The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.


SHARE CLASS               1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------
Initial Class              $ 81      $285      $505     $1,141
Service Class              $106      $331      $574     $1,271
---------------------------------------------------------------




(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------
INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.725% of the first $250 million; 0.715% over $250 million up to $500 million; 0.71% over $500 million up to $750 million; 0.68% over $750 million up to $1 billion; and 0.67% in excess of $1 billion.


                                       TST
                     TMFSHY-6 Transamerica MFS High Yield VP

For the fiscal year ended December 31, 2008, the portfolio paid a management fee of 0.72% of the portfolio's average daily net assets.



SUB-ADVISER: MFS(R) Investment Management, 500 Boylston Street, Boston, MA 02116-3741


SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specific percentage of the portfolio's average daily net assets): 0.325% of the first $250 million; 0.315% over $250 million up to $500 million; 0.30% over $500 million up to $750 million; 0.27% over $750 million up to $1 billion; and 0.25% in excess of $1 billion.


A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's semi-annual report for the fiscal period ended June 30, 2008.


PORTFOLIO MANAGERS:


JOHN F. ADDEO, CFA, Investment Officer of MFS, has served as Portfolio Manager of the portfolio since April 2004 and has been employed in the investment area of MFS since 1998.



DAVID P. COLE, CFA, Investment Officer of MFS, has served as Portfolio Manager of the portfolio since October 2006 and has been employed in the investment area of MFS since 2004. Mr. Cole joined MFS in 2004 as a high yield fixed income research analyst. Prior to joining MFS, Mr. Cole spent five years as a High Yield Analyst for Franklin Templeton Investments from 1999 to 2004.



MATTHEW W. RYAN, CFA, Investment Officer of MFS, has served as Emerging Market Debt Securities Portfolio Manager of the portfolio since 2008 and has been employed in the investment management area of MFS since 1997.



Massachusetts Financial Services Company ("MFS") d/b/a MFS Investment Management is America's oldest mutual fund organization. It and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund, Massachusetts Investors Trust. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect majority-owned subsidiary of Sun Life Financial Inc. (a diversified financial services company).


The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the portfolio.


                                       TST
                     TMFSHY-7 Transamerica MFS High Yield VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2008 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2008 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.


                                                                      INITIAL CLASS
                                              ------------------------------------------------------------
                                                                 YEAR ENDED DECEMBER 31,
FOR A SHARE OUTSTANDING THROUGHOUT EACH       ------------------------------------------------------------
PERIOD                                          2008         2007         2006         2005         2004
----------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of year                             $   8.74     $   9.48     $   9.62     $  10.54     $  10.28
INVESTMENT OPERATIONS
Net investment income(a)                          0.67         0.68         0.69         0.70         0.77
Net realized and unrealized gain (loss)          (2.68)       (0.52)        0.29        (0.51)        0.18
                                              ------------------------------------------------------------
Total operations                                 (2.01)        0.16         0.98         0.19         0.95
                                              ------------------------------------------------------------
DISTRIBUTIONS
From net investment income                       (0.72)       (0.90)       (1.00)       (0.85)       (0.65)
From net realized gains                          (0.14)        --(b)       (0.12)       (0.26)       (0.04)
                                              ------------------------------------------------------------
Total distributions                              (0.86)       (0.90)       (1.12)       (1.11)       (0.69)
                                              ------------------------------------------------------------
NET ASSET VALUE
End of year                                   $   5.87     $   8.74     $   9.48     $   9.62     $  10.54
                                              ------------------------------------------------------------
TOTAL RETURN(C)                                 (25.20)%       1.85%       10.95%        1.81%        9.77%
NET ASSETS END OF YEAR (000's)                $244,866     $308,893     $378,471     $421,010     $647,277
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets                    0.79%        0.81%        0.82%        0.83%        0.82%
Net investment income, to average net
  assets                                          8.73%        7.25%        7.16%        6.92%        7.51%
Portfolio turnover rate                             59%          70%          96%          51%          71%
----------------------------------------------------------------------------------------------------------

                                                                      SERVICE CLASS
                                              ------------------------------------------------------------
                                                                 YEAR ENDED DECEMBER 31,
FOR A SHARE OUTSTANDING THROUGHOUT EACH       ------------------------------------------------------------
PERIOD                                          2008         2007         2006         2005         2004
----------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of year                             $   8.83     $   9.56     $   9.70     $  10.64     $  10.37
INVESTMENT OPERATIONS
Net investment income(a)                          0.66         0.66         0.67         0.68         0.75
Net realized and unrealized gain (loss)          (2.72)       (0.51)        0.29        (0.52)        0.18
                                              ------------------------------------------------------------
Total operations                                 (2.06)        0.15         0.96         0.16         0.93
                                              ------------------------------------------------------------
DISTRIBUTIONS
From net investment income                       (0.69)       (0.88)       (0.98)       (0.84)       (0.62)
From net realized gains                          (0.14)          --(b)     (0.12)       (0.26)       (0.04)
                                              ------------------------------------------------------------
Total distributions                              (0.83)       (0.88)       (1.10)       (1.10)       (0.66)
                                              ------------------------------------------------------------
NET ASSET VALUE
End of year                                   $   5.94     $   8.83     $   9.56     $   9.70     $  10.64
                                              ------------------------------------------------------------
TOTAL RETURN(C)                                 (25.46)%       1.73%       10.62%        1.50%        9.50%
NET ASSETS END OF YEAR (000's)                $  5,617     $ 10,028     $ 10,083     $  7,825     $  5,009
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets                    1.04%        1.06%        1.07%        1.08%        1.07%
Net investment income, to average net
  assets                                          8.26%        7.01%        6.91%        6.66%        7.25%
Portfolio turnover rate                             59%          70%          96%          51%          71%
----------------------------------------------------------------------------------------------------------





(a)  Calculation is based on average number of shares outstanding.



(b)  Rounds to less than ($0.01) or $0.01.


(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.




                                       TST
                     TMFSHY-8 Transamerica MFS High Yield VP

-------------------------


When a sub-adviser uses a "bottom-up" approach, it looks primarily at individual companies against the context of broader market factors.






(MFS INVESTMENT MANAGEMENT LOGO)        TRANSAMERICA MFS INTERNATIONAL EQUITY VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks capital growth.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, MFS(R) Investment Management ("MFS"), seeks to achieve this objective by investing principally in equity securities of foreign companies, including emerging market securities.


Under normal market conditions, the portfolio invests at least 80% of its net assets in common stocks and related equity securities, such as preferred stock, convertible securities and depositary receipts of issuers economically tied to a number of countries throughout the world, potentially including emerging markets countries.



The portfolio may invest a relatively large percentage of its assets in a single country, a small number of countries, or a particular geographic region.



In selecting investments for the portfolio, the sub-adviser is not constrained to any particular investment style. MFS may invest the portfolio's assets in the stocks of companies it believes to have above average earnings growth potential compared to other companies (growth companies), in the stocks of companies it believes are undervalued compared to their perceived worth (value companies), or in a combination of growth and value companies. MFS may invest the portfolio's assets in companies of any size.



MFS may use derivatives for different purposes, including to earn income and enhance returns, to increase or decrease exposure to a particular market, to manage or adjust the risk profile of the portfolio, or as alternatives to direct investments.


MFS uses a "bottom-up" investment approach in buying and selling investments for the portfolio. Investments are selected primarily based on fundamental analysis of issuers and their potential in light of their current financial condition and industry position, and market, economic, political, and regulatory conditions. Factors considered may include analysis of earnings, cash flows, competitive position, and management ability. Quantitative analysis of these and other factors may also be considered.

The issuer of a security or other investment is generally deemed to be economically tied to a particular country if (a) the security or other investment is issued or guaranteed by the government of that country or any of its agencies, authorities or instrumentalities; (b) the issuer is organized under the laws of, and maintains a principal office in, that country; (c) the issuer has its principal securities trading market in that country; (d) the issuer derives 50% or more of its total revenues from goods sold or services performed in that country; (e) the issuer has 50% or more of its assets in that country; (f) the issuer is included in an index which is representative of that country; or (g) the issuer is exposed to the economic fortunes and risks of that country.

MFS may engage in active and frequent trading in pursuing the portfolio's principal investment strategies.


The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.



Please see Appendix A for more information about investment strategies.


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------


Risk is inherent in all investing. The value of your investment in the portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the portfolio or your investment may not perform as well as other similar investments. The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:



                                       TST
                TMFSIE-1 Transamerica MFS International Equity VP

MARKET


The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. If the market prices of the securities owned by the portfolio fall, the value of your investment in the portfolio will decline. The value of a security may fall due to factors affecting securities markets generally or a particular sector of the securities markets or factors affecting particular industries or issuers. The equity and debt capital markets in the United States and internationally have experienced unprecedented volatility. This financial crisis has caused a significant decline in the value and liquidity of many securities. This environment could make identifying investment risks and opportunities especially difficult. These market conditions may continue or get worse. Changes in market conditions will not have the same impact on all types of securities.


STOCKS

Stocks may be volatile -- their prices may go up and down dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, the securities market as a whole or the overall economy. Because the stocks the portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.


FOREIGN SECURITIES
Investments in foreign securities, including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:



 - different accounting and reporting practices


 - less information available to the public


 - less (or different) regulation of securities markets


 - more complex business negotiations


 - less liquidity


 - more fluctuations in prices


 - delays in settling foreign securities transactions


 - higher costs for holding shares (custodial fees)


 - higher transaction costs


 - vulnerability to seizure and taxes


 - political or financial instability and small markets


 - different market trading days



CURRENCY


When the portfolio invests in securities denominated in foreign currencies, it is subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, the portfolio's investments in foreign currency dominated securities may reduce the returns of the portfolio.


EMERGING MARKETS

Investing in the securities of issuers located in or principally doing business in emerging markets bears foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging markets countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging markets countries may be required to establish special custody or other arrangements before investing.




SMALL- OR MEDIUM-SIZED COMPANIES

Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies, particularly developing companies, generally are subject to more volatility in price than larger company securities. Among the reasons for their greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities and the greater sensitivity of smaller companies to changing economic conditions. Smaller companies often have limited product lines, markets, or financial resources, and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.



                                       TST
                TMFSIE-2 Transamerica MFS International Equity VP

GEOGRAPHIC CONCENTRATION
Because the portfolio may invest a relatively large percentage of its assets in issuers located in a single country, a small number of countries, or a particular geographic region, the portfolio's performance could be closely tied to the market, currency, economic, political, or regulatory conditions and developments in those countries or that region, and could be more volatile than the performance of more geographically-diversified portfolios.

GROWTH STOCKS
Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

VALUE INVESTING

The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced. The portfolio may underperform other equity portfolios that use different investing styles. The portfolio may also underperform other equity portfolios using the value style.


DERIVATIVES

The use of derivative instruments may involve risks and costs different from, and possibly greater than, the risks and costs associated with investing directly in securities or other traditional investments. The portfolio's use of certain derivatives may in some cases involve forms of financial leverage, which involves risk and may increase the volatility of the portfolio's net asset value. Even a small investment in derivatives can have a disproportionate impact on the portfolio. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the portfolio. The other parties to certain derivative contracts present the same types of default or credit risk as issuers of fixed income securities. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may be difficult to value, or may be subject to the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. In addition, derivatives may be subject to market risk, interest rate risk and credit risk. The portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances or at reasonable prices. The portfolio's sub-adviser may not make use of derivatives for a variety of reasons.



PREFERRED STOCK


Preferred stock represents an interest in a company that generally entitles the holder to receive, in preference to the holders of the company's common stock, dividends and a fixed share of the proceeds resulting from any liquidation of the company. Preferred stock's right to dividends and liquidation proceeds is junior to the rights of a company's debt securities. Preferred stocks may pay fixed or adjustable rates of return. The value of preferred stock may be subject to factors that affect fixed income and equity securities, including changes in interest rates and in a company's creditworthiness. Shareholders of preferred stock may suffer a loss of value if dividends are not paid. Preferred stock does not generally carry voting rights.


CONVERTIBLE SECURITIES
Convertible Securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with most debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.


                                       TST
                TMFSIE-3 Transamerica MFS International Equity VP

COUNTERPARTY AND THIRD PARTY TRANSACTIONS


Transactions involving a counterparty other than the issuer of the instrument, or a third party responsible for servicing the instrument, are subject to the credit risk of the counterparty or third party, and to the counterparty's or third party's ability to perform in accordance with the terms of the transaction.



LIQUIDITY


Liquidity risk exists when particular investments are difficult to sell. Although most of the portfolio's securities must be liquid at the time of investment, securities may become illiquid after purchase by the portfolio, particularly during periods of market turmoil. When the portfolio holds illiquid investments, the portfolio may be harder to value, especially in changing markets, and if the portfolio is forced to sell these investments to meet redemptions or for other cash needs, the portfolio may suffer a loss. In addition, when there is illiquidity in the market for certain securities, the portfolio, due to limitations on investments in illiquid securities, may be unable to achieve its desired level of exposure to a certain sector.



PLEASE ALSO SEE THE PORTFOLIO'S WEBSITE AT WWW.TRANSAMERICAFUNDS.COM (SELECT TRANSAMERICA VARIABLE PORTFOLIO) FOR MORE INFORMATION ABOUT THE PORTFOLIO.


YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------


The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Morgan Stanley Capital International-Europe, Australasia & Far East Index ("MSCI-EAFE Index"), is a widely recognized, unmanaged index of market performance that includes stocks traded on exchanges in Europe, Australia, and the Far East, weighted by capitalization. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.


Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

(PERFORMANCE GRAPH)


1999                                           24.95
2000                                          -14.99
2001                                          -23.44
2002                                          -21.18
2003                                           25.29
2004                                           14.34
2005                                           12.86
2006                                           23.07
2007                                            9.15
2008                                          -35.29



The highest and lowest quarterly returns for the periods reflected in the bar chart are:


                    Highest:   22.87%   Quarter ended  12/31/1999
                    Lowest:   (19.85)%  Quarter ended   9/30/2002





                                       TST
                TMFSIE-4 Transamerica MFS International Equity VP

                          AVERAGE ANNUAL TOTAL RETURNS
                   (For Calendar Year ended December 31, 2008)


                                                 10 YEARS
                                                  OR LIFE
                            1 YEAR    5 YEARS    OF FUND*
                            ------    -------    --------
Initial Class               (35.29)%    2.33%      (1.04)%
Service Class               (35.54)%    2.07%       6.24%
MSCI-EAFE Index             (43.06)%    2.10%       1.18%




 *   Service Class shares commenced operations May 1, 2003.

(1) Prior to May 1, 2002, a different sub-adviser managed this portfolio and prior to July 3, 2006 another sub-adviser managed the portfolio; the performance set forth prior to those dates is attributable to those respective sub-advisers.

(MONEY ICON)
EXPENSES
----------------------------------------


When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts. The table below sets forth the estimated fees and expenses you may pay if you invest in the portfolio's shares, and, unless otherwise indicated, reflects expenses incurred by the portfolio during its fiscal year ended December 31, 2008. Actual expenses may vary significantly.


FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets


                                CLASS OF SHARES
                              INITIAL     SERVICE
-------------------------------------------------
Management fees                 0.92%       0.92%
Rule 12b-1 fees                 0.00%(b)    0.25%
Other expenses                  0.13%       0.13%
                              -------------------
TOTAL                           1.05%       1.30%
Expense reduction(c)            0.00%       0.00%
                              -------------------
NET OPERATING EXPENSES          1.05%       1.30%
-------------------------------------------------




(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2008.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2010. The Board of Trustees reserves the right to cause such fees to be paid after that date.

(c) Contractual arrangement with Transamerica Asset Management, Inc. ("TAM") through April 30, 2010 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.125%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.125% of average daily net assets, excluding 12b-1 fees and certain extraordinary expenses.


EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It shows the cumulative expenses you would pay if you invested $10,000, reinvested all distributions and dividends without a sales charge, and held your shares for the periods shown and then redeem all of your shares at the end of those periods, with a 5% annual return (this assumption is required by the SEC and is not a prediction of the portfolio's future performance) and portfolio operating expenses remaining the same. Because actual returns and expenses will be different, the example is for comparison only.


The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.


SHARE CLASS               1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------
Initial Class              $107      $366      $645     $1,441
Service Class              $132      $412      $713     $1,568
---------------------------------------------------------------




(BRIEFCASE ICON)

MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.925% of the first $250 million; 0.90% of assets over $250 million up to $500 million; 0.85% of assets over $500 million up to $1 billion; and 0.80% in excess of $1 billion.


                                       TST
                TMFSIE-5 Transamerica MFS International Equity VP

For the fiscal year ended December 31, 2008, the portfolio paid a management fee of 0.92% of the portfolio's average daily net assets.



SUB-ADVISER: MFS(R) Investment Management, 500 Boylston Street, Boston, MA 02116-3741


SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.475% of the first $500 million; 0.45% over $500 million up to $1 billion; and 0.40% in excess of $1 billion.


A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's semi-annual report for the fiscal period ended June 30, 2008.


PORTFOLIO MANAGERS:


DAVID R. MANNHEIM, Investment Officer of MFS, is a Portfolio Manager of the portfolio. Mr. Mannheim joined MFS in 1988 as an Equity Research Analyst following non-U.S. securities; he was named Portfolio Manager at MFS in 1992.



MARCUS L. SMITH, Investment Officer of MFS, is a Portfolio Manager of the portfolio. Mr. Smith joined MFS in 1994 as an Equity Research Analyst following European securities; he was named Portfolio Manager at MFS in 2001.



Massachusetts Financial Services Company ("MFS") d/b/a MFS Investment Management is America's oldest mutual fund organization. It and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund, Massachusetts Investors Trust. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect majority-owned subsidiary of Sun Life Financial Inc. (a diversified financial services company).


The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the portfolio.


                                       TST
                TMFSIE-6 Transamerica MFS International Equity VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2008 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2008 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.


                                                                      INITIAL CLASS
                                                --------------------------------------------------------
                                                                 YEAR ENDED DECEMBER 31,
FOR A SHARE OUTSTANDING THROUGHOUT EACH         --------------------------------------------------------
PERIOD                                            2008        2007        2006        2005        2004
--------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of year                               $   8.88    $  10.03    $   8.75    $   8.61    $   7.53
INVESTMENT OPERATIONS
Net investment income(a)                            0.15        0.18        0.08        0.11        0.05
Net realized and unrealized gain (loss)            (3.04)       0.63        1.88        0.92        1.03
                                                --------------------------------------------------------
Total operations                                   (2.89)       0.81        1.96        1.03        1.08
                                                --------------------------------------------------------
DISTRIBUTIONS
From net investment income                         (0.13)      (0.10)      (0.14)      (0.07)         --
From net realized gains                            (0.88)      (1.86)      (0.54)      (0.82)         --
                                                --------------------------------------------------------
Total distributions                                (1.01)      (1.96)      (0.68)      (0.89)         --
                                                --------------------------------------------------------
NET ASSET VALUE
End of year                                     $   4.98    $   8.88    $  10.03    $   8.75    $   8.61
                                                --------------------------------------------------------
TOTAL RETURN(B)                                   (35.29)%      9.15%      23.07%      12.86%      14.34%
NET ASSETS END OF YEAR (000's)                  $167,025    $327,306    $354,278    $265,260    $235,949
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets                      1.05%       1.05%       1.07%       1.10%       1.09%
Net investment income, to average net assets        2.03%       1.77%       0.79%       1.30%       0.70%
Portfolio turnover rate                               26%         35%        138%        103%        125%
--------------------------------------------------------------------------------------------------------

                                                                      SERVICE CLASS
                                                --------------------------------------------------------
                                                                 YEAR ENDED DECEMBER 31,
FOR A SHARE OUTSTANDING THROUGHOUT EACH         --------------------------------------------------------
PERIOD                                            2008        2007        2006        2005        2004
--------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of year                               $   8.80    $   9.97    $   8.70    $   8.59    $   7.52
INVESTMENT OPERATIONS
Net investment income(a)                            0.12        0.12        0.05        0.08        0.03
Net realized and unrealized gain (loss)            (3.01)       0.66        1.89        0.91        1.04
                                                --------------------------------------------------------
Total operations                                   (2.89)       0.78        1.94        0.99        1.07
                                                --------------------------------------------------------
DISTRIBUTIONS
From net investment income                         (0.11)      (0.09)      (0.13)      (0.06)         --
From net realized gains                            (0.88)      (1.86)      (0.54)      (0.82)         --
                                                --------------------------------------------------------
Total distributions                                (0.99)      (1.95)      (0.67)      (0.88)         --
                                                --------------------------------------------------------
NET ASSET VALUE
End of year                                     $   4.92    $   8.80    $   9.97    $   8.70    $   8.59
                                                --------------------------------------------------------
TOTAL RETURN(B)                                   (35.54)%      8.87%      22.92%      12.42%      14.23%
NET ASSETS END OF YEAR (000's)                  $  7,656    $ 14,658    $  8,120    $  3,850    $  2,215
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets                      1.30%       1.30%       1.32%       1.35%       1.35%
Net investment income, to average net assets        1.76%       1.27%       0.55%       0.97%       0.40%
Portfolio turnover rate                               26%         35%        138%        103%        125%
--------------------------------------------------------------------------------------------------------





(a)  Calculation is based on average number of shares outstanding.





(b) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.






                                       TST
                TMFSIE-7 Transamerica MFS International Equity VP

(TRANSAMERICA LOGO)                                 TRANSAMERICA MONEY MARKET VP


(BULLSEYE ICON)
OBJECTIVE
----------------------------------------
This portfolio seeks maximum current income from money market securities consistent with liquidity and preservation of principal.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC ("TIM") seeks to achieve the portfolio's objective by investing substantially all of the portfolio's assets in accordance with Rule 2a-7 under the Investment Company Act of 1940 and in the following U.S. dollar-denominated instruments:


 - short-term corporate obligations, including commercial paper, notes and bonds
 - obligations issued or guaranteed by the U.S. and foreign governments and their agencies and instrumentalities
 - obligations of U.S. and foreign banks, or their foreign branches, and U.S. savings banks
 - repurchase agreements involving any of the securities mentioned above


The portfolio also seeks to maintain a stable net asset value of $1.00 per share by:



 - investing in securities which TIM believes present minimal credit risk; and

 - maintaining the average maturity of obligations held in the portfolio at 90 days or less.


There can be no assurance that the portfolio will maintain a net asset value of $1.00 per share.


Bank obligations purchased for the portfolio are limited to U.S. or foreign banks with total assets of $1.5 billion or more. Similarly, savings association obligations purchased for the portfolio are limited to U.S. savings association obligations issued by U.S. savings banks with total assets of $1.5 billion or more. Foreign securities purchased for the portfolio must be U.S. dollar-denominated and issued by foreign governments, agencies or instrumentalities, or banks that meet the minimum $1.5 billion capital requirement. These foreign obligations must also meet the same quality requirements as U.S. obligations. The commercial paper and other short-term corporate obligations TIM buys for the portfolio are determined by the portfolio manager to present minimal credit risks.


To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.



Please see Appendix A for more information about investment strategies.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------



An investment in the portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation ("FDIC") or any other government agency. Although the portfolio seeks to preserve the value of your investment at $1 per share, there can be no assurance that this will be the case, and it is possible to lose money by investing in the portfolio. The portfolio could underperform other short-term debt instruments or money market funds. The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:



MARKET


A decline in the market value of a portfolio investment, lack of liquidity in the bond markets or other market events, including the ongoing global financial crisis, could cause the value of your investment in the portfolio, or its yield, to decline.


INTEREST RATES

The interest rates on short-term obligations held in the portfolio will vary, rising or falling with short-term interest rates generally. The portfolio's yield will tend to lag behind general changes in interest rates.


The ability of the portfolio's yield to reflect current market rates will depend on how quickly the obligations in its portfolio mature and how much money is available for investment at current market rates.


CREDIT


The portfolio is also subject to the risk that the issuer of a security in which it invests (or a guarantor) may fail to pay the principal or interest payments when due. Debt securities also fluctuate in value based on the perceived creditworthiness of issuers. If an obligor for a security held by the portfolio fails to pay, otherwise defaults or is perceived to be less creditworthy, the security's credit rating is downgraded, or the credit quality or value of any underlying assets declines, the value of your investment in the portfolio could decline significantly.



The portfolio may incur expenses to protect the portfolio's interest in securities experiencing these events. If the portfolio invests in securities that are subordinated to other securities, or which represent interests in pools of such subordinated securities, those investments may be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer.



The credit quality of the portfolio's securities may change rapidly, particularly during periods of market


                                       TST
                       TMM-1 Transamerica Money Market VP
turmoil. If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss. Any of these events may cause the portfolio's share price to go down.




BANK OBLIGATIONS

If the portfolio concentrates in U.S. bank obligations, the portfolio will be particularly sensitive to adverse events affecting U.S. banks. Banks are sensitive to changes in money markets and general economic conditions, as well as decisions by regulators that can affect banks' profitability.



YIELD FLUCTUATION


The portfolio invests in short-term money market instruments. As a result, the amount of income paid to you by the portfolio will go up or down depending on day-to-day variations in short-term interest rates. Investing in high quality, short-term instruments may result in a lower yield (the income on your investment) than investing in lower quality or longer-term instruments. When interest rates are very low, the portfolio's expenses could absorb all or a significant portion of the portfolio's income, and, if the portfolio's expenses exceed the portfolio's income, the portfolio may be unable to maintain its $1 dollar net asset value per share.



REDEMPTION


The portfolio may experience periods of heavy redemptions that could cause the portfolio to liquidate its assets at inopportune times or at a loss or depressed value particularly during periods of declining or illiquid markets. Redemption risk is greater to the extent that the portfolio has investors with large shareholdings, short investment horizons, or unpredictable cash flow needs. The redemption by one or more large shareholders of their holdings in the portfolio could have an adverse impact on the remaining shareholders in the portfolio.



AN INVESTMENT IN THE PORTFOLIO IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY OTHER GOVERNMENTAL AGENCY. ALTHOUGH THE PORTFOLIO SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE PORTFOLIO.



PLEASE ALSO SEE THE PORTFOLIO'S WEBSITE AT WWW.TRANSAMERICAFUNDS.COM (SELECT TRANSAMERICA VARIABLE PORTFOLIO) FOR MORE INFORMATION ABOUT THE PORTFOLIO.




DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------


The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.


Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.



                                       TST
                       TMM-2 Transamerica Money Market VP

TOTAL RETURN
(per calendar year)

(PERFORMANCE GRAPH)

1999                                           4.63
2000                                           6.15
2001                                           4.01
2002                                           1.44
2003                                           0.81
2004                                           0.99
2005                                           2.89
2006                                           4.74
2007                                           4.91
2008                                           2.37



The highest and lowest quarterly returns for the periods reflected in the bar chart are:



                    Highest:  1.62%   Quarter ended  6/30/2000
                    Lowest:   0.17%   Quarter ended  3/31/2004



                                   7-DAY YIELD
                            (As of December 31, 2008)

                             1.44% (Initial Class)


                              1.19% (Service Class)


                          AVERAGE ANNUAL TOTAL RETURNS
                       (For Calendar Year ended 12/31/08)


                                                   10 YEARS
                                                    OR LIFE
                              1 YEAR    5 YEARS    OF FUND*
                              ------    -------    --------
Initial Class                  2.37%      3.18%      3.28%
Service Class                  2.28%      2.95%      2.65%




*    Service Class shares commenced operations May 1, 2003.
(1) Prior to May 1, 2002, a different sub-adviser managed this portfolio; the performance set forth prior to that date is attributable to that sub-adviser.

(MONEY ICON)
EXPENSES
----------------------------------------


When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts. The table below sets forth the estimated fees and expenses you may pay if you invest in the portfolio's shares, and, unless otherwise indicated, reflects expenses incurred by the portfolio during its fiscal year ended December 31, 2008. Actual expenses may vary significantly.


FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets


                                        CLASS OF SHARES
                                      INITIAL     SERVICE
---------------------------------------------------------
Management fees                         0.35%       0.35%
Rule 12b-1 fees                         0.00%(b)    0.25%
Other expenses                          0.07%       0.07%
                                      -------------------
TOTAL                                   0.42%       0.67%
Expense reduction(c)(d)                 0.00%       0.00%
                                      -------------------
NET OPERATING EXPENSES                  0.42%       0.67%
---------------------------------------------------------





(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2008, restated to include an adjustment of 0.01% for Initial Class and Service Class as a result of the U.S. Treasury's Temporary Guarantee Program for Money Market Funds (the "Program"). This adjustment represents additional costs associated with participation in the Program for the period January 1, 2009 through September 18, 2009, and are not covered by the contractual expense cap currently in effect. The Program has currently been extended through September 18, 2009.

(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2010. The Board of Trustees reserves the right to cause such fees to be paid after that date.

(c) Contractual arrangement with Transamerica Asset Management, Inc. ("TAM") through April 30, 2010 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.57%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.57% of average daily net assets, excluding 12b-1 fees and certain extraordinary expenses.


(d) In order to avoid a negative yield, TAM or any of its affiliates may waive fees or reimburse expenses of one or more classes of the portfolio. Any such waiver or expense reimbursement would be voluntary, could be discontinued at any time, and is subject in certain circumstances to reimbursement by the portfolio to TAM or its affiliates. There is no guarantee that the portfolio will be able to avoid a negative yield.


EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It shows the cumulative expenses you would pay if you invested $10,000, reinvested all distributions and dividends without a sales charge, and held your shares for the periods shown and then redeem all of your shares at the end of those periods, with a 5% annual return (this assumption is required by the SEC and is not a prediction of the portfolio's future performance) and portfolio operating expenses remaining the same. Because actual returns and expenses will be different, the example is for comparison only.



                                       TST
                       TMM-3 Transamerica Money Market VP

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.


SHARE CLASS               1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------
Initial Class               $43      $161      $292      $675
Service Class               $68      $208      $362      $810
---------------------------------------------------------------




(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the annual rate of 0.35% of the portfolio's average daily net assets.


For the fiscal year ended December 31, 2008, the portfolio paid a management fee of 0.35% of the portfolio's average daily net assets.


SUB-ADVISER: Transamerica Investment Management, LLC, 11111 Santa Monica Blvd., Suite 820, Los Angeles, CA 90025

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the annual rate of 0.15% of the portfolio's average daily net assets.


A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's semi-annual report for the fiscal period ended June 30, 2008.



                                       TST
                       TMM-4 Transamerica Money Market VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2008 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2008 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.


                                                                      INITIAL CLASS
                                              ------------------------------------------------------------
                                                                 YEAR ENDED DECEMBER 31,
FOR A SHARE OUTSTANDING THROUGHOUT EACH       ------------------------------------------------------------
PERIOD                                          2008         2007         2006         2005         2004
----------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of year                             $   1.00     $   1.00     $   1.00     $   1.00     $   1.00
INVESTMENT OPERATIONS
Net investment income(a)                          0.02         0.05         0.05         0.03         0.01
                                              ------------------------------------------------------------
Total operations                                  0.02         0.05         0.05         0.03         0.01
                                              ------------------------------------------------------------
DISTRIBUTIONS
From net investment income                       (0.02)       (0.05)       (0.05)       (0.03)       (0.01)
                                              ------------------------------------------------------------
Total distributions                              (0.02)       (0.05)       (0.05)       (0.03)       (0.01)
                                              ------------------------------------------------------------
NET ASSET VALUE
End of year                                   $   1.00     $   1.00     $   1.00     $   1.00     $   1.00
                                              ------------------------------------------------------------
TOTAL RETURN(B)                                   2.37%        4.91%        4.74%        2.89%        0.99%
NET ASSETS END OF YEAR (000's)                $806,629     $495,893     $454,784     $347,350     $496,821
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets                    0.41%        0.40%        0.40%        0.40%        0.39%
Net investment income, to average net
  assets                                          2.31%        4.88%        4.69%        2.84%        1.00%
----------------------------------------------------------------------------------------------------------

                                                                      SERVICE CLASS
                                              ------------------------------------------------------------
                                                                 YEAR ENDED DECEMBER 31,
FOR A SHARE OUTSTANDING THROUGHOUT EACH       ------------------------------------------------------------
PERIOD                                          2008         2007         2006         2005         2004
----------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of year                             $   1.00     $   1.00     $   1.00     $   1.00     $   1.00
INVESTMENT OPERATIONS
Net investment income(a)                          0.02         0.05         0.04         0.03         0.01
Net realized and unrealized gain (loss)                          --           --           --           --
                                              ------------------------------------------------------------
Total operations                                  0.02         0.05         0.04         0.03         0.01
                                              ------------------------------------------------------------
DISTRIBUTIONS
From net investment income                       (0.02)       (0.05)       (0.04)       (0.03)       (0.01)
From net realized gains                                          --           --           --           --
                                              ------------------------------------------------------------
Total distributions                              (0.02)       (0.05)       (0.04)       (0.03)       (0.01)
                                              ------------------------------------------------------------
NET ASSET VALUE
End of year                                   $   1.00     $   1.00     $   1.00     $   1.00     $   1.00
                                              ------------------------------------------------------------
TOTAL RETURN(B)                                   2.28%        4.65%        4.48%        2.63%        0.72%
NET ASSETS END OF YEAR (000's)                $297,764     $ 94,703     $ 43,663     $ 29,402     $ 18,930
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets                    0.66%        0.65%        0.65%        0.65%        0.64%
Net investment income, to average net
  assets                                          1.95%        4.62%        4.47%        2.69%        0.87%
----------------------------------------------------------------------------------------------------------





(a)  Calculation is based on average number of shares outstanding.





(b) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.





                                       TST
                       TMM-5 Transamerica Money Market VP

(MUNDER CAPITAL LOGO)                               TRANSAMERICA MUNDER NET50 VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks long-term capital appreciation.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------


The portfolio's sub-adviser, Munder Capital Management ("Munder Capital"), seeks to achieve the portfolio's objective by investing principally in:


 - Stocks of domestic and foreign companies that are positioned to benefit from the growth of the Internet

These types of companies fall into three basic categories:

 - Pure plays--companies whose core business models are focused primarily on the Internet;
 - Builders--companies that provide the innovative hardware, services and software components that enable the advancement or facilitate the usage of the Internet; and
 - Beneficiaries--companies across a broad range of industries and sectors that utilize the Internet to enhance their business models.

Under normal market conditions, the portfolio will invest at least 80% of its total assets in equity securities and American Depositary Receipts ("ADRs") of both domestic and foreign companies of the type positioned to benefit from the growth of the Internet. The portfolio intends to hold approximately 50 different securities, but may hold between 40 and 60 securities at any time. The portfolio may invest up to 25% of its assets in foreign securities.

There is no limit on the market capitalization of the companies in which the portfolio may invest, or in the length of operating history for the companies. The portfolio may also invest without limit in initial public offerings ("IPOs"), although it is uncertain whether such IPOs will be available for investment by the portfolio or what impact, if any, they will have on the portfolio's performance.

The portfolio may, to a lesser extent, invest in emerging markets, purchase and sell options, forward currency exchange contracts, invest in exchange-traded funds ("ETFs"), and use various investment techniques or other securities and investment strategies in pursuit of its investment objective.


The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.



Please see Appendix A for more information about investment strategies.


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------


Risk is inherent in all investing. The value of your investment in the portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the portfolio or your investment may not perform as well as other similar investments. The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:



MARKET


The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. If the market prices of the securities owned by the portfolio fall, the value of your investment in the portfolio will decline. The value of a security may fall due to factors affecting securities markets generally or a particular sector of the securities markets or factors affecting particular industries or issuers. The equity and debt capital markets in the United States and internationally have experienced unprecedented volatility. This financial crisis has caused a significant decline in the value and liquidity of many securities. This environment could make identifying investment risks and opportunities especially difficult. These market conditions may continue or get worse. Changes in market conditions will not have the same impact on all types of securities.



                                       TST
                       TMN-1 Transamerica Munder Net50 VP

STOCKS

Stocks may be volatile -- their prices may go up and down dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, the securities market as a whole or the overall economy. Because the stocks the portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.


INTERNET INVESTING
The portfolio's policy of focusing on Internet companies makes it more susceptible to factors adversely affecting companies in that sector.

The Internet is a world-wide network of computers designed to permit users to share information and transfer data quickly and easily. The World Wide Web ("WWW"), which is a means of graphically interfacing with the Internet, is a hyper-text based publishing medium containing text, graphics, interactive feedback mechanisms and links within WWW documents and to other WWW documents.

Internet-related businesses can be affected by specific risks including: aggressive product pricing due to competitive pressure from numerous market entrants, short product cycles and product obsolescence, among others. Companies in the rapidly changing fields of science and technology often face high price volatility. The market price of technology companies may be particularly susceptible to earnings disappointments, such as earning projections that fail to materialize. Products and services that at first appear promising may not prove commercially successful or may become obsolete quickly. This level of risk will increase to the extent the portfolio has significant exposure to smaller or unseasoned companies, which may not have established products or more experienced management. Increased volatility also is associated with investments in this segment of the stock market (as opposed to investments in a broader range of industries). The performance and volatility of the portfolio will likely reflect that of this sector during down markets as well as during up markets.

SMALL-SIZED COMPANIES

Investing in small-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies, particularly developing companies, generally are subject to more volatility in price than larger company securities. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. Smaller companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.


GROWTH STOCKS
Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

FOREIGN SECURITIES
Investments in foreign securities, including ADRs, Global Depositary Receipts ("GDRs"), and European Depositary Receipts ("EDRs"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:




- different accounting and reporting practices


- less information available to the public


- less (or different) regulation of securities markets


- more complex business negotiations


- less liquidity


- more fluctuations in prices


- delays in settling foreign securities transactions


- higher costs for holding shares (custodial fees)


- higher transaction costs


- vulnerability to seizure and taxes


- political or financial instability and small markets


- different market trading days



                                       TST
                       TMN-2 Transamerica Munder Net50 VP

CURRENCY


When the portfolio invests in securities denominated in foreign currencies, it is subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, the portfolio's investments in foreign currency denominated securities may reduce the returns of the portfolio.


INITIAL PUBLIC OFFERINGS
Investments in IPOs involve special risks:

 - Fluctuation of market value
 - Possible higher transaction costs
 - Market risk
 - Liquidity risk

EMERGING MARKETS

Investing in the securities of issuers located in or principally doing business in emerging markets bears foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging markets countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging markets countries may be required to establish special custody or other arrangements before investing.


EXCHANGE-TRADED FUNDS

An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up and down, and the portfolio could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of an ETF's shares may trade above or below their net asset value; (ii) an active trading market for an ETF's shares may not develop or be maintained; or (iii) trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.


DERIVATIVES

The use of derivative instruments may involve risks and costs different from, and possibly greater than, the risks and costs associated with investing directly in securities or other traditional investments. The portfolio's use of certain derivatives may in some cases involve forms of financial leverage, which involves risk and may increase the volatility of the portfolio's net asset value. Even a small investment in derivatives can have a disproportionate impact on the portfolio. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the portfolio. The other parties to certain derivative contracts present the same types of default or credit risk as issuers of fixed income securities. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may be difficult to value, or may be subject to the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. In addition, derivatives may be subject to market risk, interest rate risk and credit risk. The portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances or at reasonable prices. The portfolio's sub-adviser may not make use of derivatives for a variety of reasons.





PLEASE ALSO SEE THE PORTFOLIO'S WEBSITE AT WWW.TRANSAMERICAFUNDS.COM (SELECT TRANSAMERICA VARIABLE PORTFOLIO) FOR MORE INFORMATION ABOUT THE PORTFOLIO.


YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.


                                       TST
                       TMN-3 Transamerica Munder Net50 VP

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------


The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's primary benchmark is the Standard & Poor's 500 Stock Index ("S&P 500 Index"), which is comprised of 500 widely traded common stocks that measures the general performance of the market; and the secondary benchmark is the Inter@ctive Week Internet Index, a modified market capitalization weighted index designed to measure a cross section of companies involved in providing internet infrastructure and access, developing and marketing internet content and software, and conducting business over the internet. Each index is a widely recognized, unmanaged index of market performance. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.


Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

(PERFORMANCE GRAPH)

2000                                           -0.62
2001                                          -25.42
2002                                          -38.41
2003                                           66.60
2004                                           15.34
2005                                            8.06
2006                                            0.00
2007                                           17.04
2008                                          -43.53



The highest and lowest quarterly returns for the periods reflected in the bar chart are:


                    Highest:   38.66%   Quarter ended  12/31/2001
                    Lowest:   (46.99)%  Quarter ended   9/30/2001



                          AVERAGE ANNUAL TOTAL RETURNS
                   (For Calendar Year ended December 31, 2008)


                                  1 YEAR    5 YEARS    LIFE OF FUND*
                                 -------    -------    -------------
Initial Class                    (43.53)%    (3.80)%       (3.09)%
Service Class                    (43.69)%    (4.07)%        2.22%
S&P 500 Index                    (37.00)%    (2.19)%       (2.31)%
Inter@ctive Week Internet Index  (41.80)%    (1.42)%       (8.98)%




 * Initial Class shares commenced operations May 3, 1999; Service Class shares commenced operations May 1, 2003.

(1) Prior to May 1, 2001, a different sub-adviser managed this portfolio; the performance set forth prior to that date is attributable to that sub-adviser.

(MONEY ICON)
EXPENSES
----------------------------------------


When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts. The table below sets forth the estimated fees and expenses you may pay if you invest in the portfolio's shares, and, unless otherwise indicated, reflects expenses incurred by the portfolio during its fiscal year ended December 31, 2008. Actual expenses may vary significantly.



                                       TST
                       TMN-4 Transamerica Munder Net50 VP

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets


                                 CLASS OF SHARES
                               INITIAL     SERVICE
--------------------------------------------------
Management fees                  0.90%       0.90%
Rule 12b-1 fees                  0.00%(b)    0.25%
Other expenses                   0.09%       0.09%
                               -------------------
TOTAL                            0.99%       1.24%
Expense reduction(c)             0.00%       0.00%
                               -------------------
NET OPERATING EXPENSES           0.99%       1.24%
--------------------------------------------------





(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2008.

(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2010. The Board of Trustees reserves the right to cause such fees to be paid after that date.

(c) Contractual arrangement with Transamerica Asset Management, Inc. ("TAM") through April 30, 2010 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00% of average daily net assets, excluding 12b-1 fees and certain extraordinary expenses.


EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It shows the cumulative expenses you would pay if you invested $10,000, reinvested all distributions and dividends without a sales charge, and held your shares for the periods shown and then redeem all of your shares at the end of those periods, with a 5% annual return (this assumption is required by the SEC and is not a prediction of the portfolio's future performance) and portfolio operating expenses remaining the same. Because actual returns and expenses will be different, the example is for comparison only.


The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.


SHARE CLASS               1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------
Initial Class              $101      $347      $613     $1,373
Service Class              $126      $393      $681     $1,500
---------------------------------------------------------------




(BRIEFCASE ICON)

MANAGEMENT
----------------------------------------
INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the annual rate of 0.90% of the portfolio's average daily net assets.


For the fiscal year ended December 31, 2008, the portfolio paid a management fee of 0.90% of the portfolio's average daily net assets.


SUB-ADVISER: Munder Capital Management, 480 Pierce Street, Birmingham, MI 48009

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the annual rate of 0.50% of the portfolio's average daily net assets.


A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's semi-annual report for the fiscal period ended June 30, 2008.



PORTFOLIO MANAGERS: A team of professional portfolio managers employed by Munder Capital makes investment decisions for the portfolio.



KENNETH A. SMITH, CFA, Senior Portfolio Manager. Mr. Smith has been a member of the portfolio's management team since Munder began managing the portfolio. Mr. Smith co-manages the Munder Internet Fund and the Munder Technology Fund, and is a member of Munder Capital's large-capitalization value and multi-capitalization value portfolio management teams, focusing on the technology and telecommunications industries. Mr. Smith has over 12 years of investment management experience and joined Munder Capital in 1996.



MARK A. LEBOVITZ, CFA, Portfolio Manager and Equity Analyst. Mr. Lebovitz has been a member of the portfolio's management team and part of Munder Capital's technology portfolio management team, responsible for managing the Munder Internet Fund and the Munder Technology Fund, since 2005. He has provided idea generation and research support in the technology sector for


                                       TST
                       TMN-5 Transamerica Munder Net50 VP

Munder Capital's equity investment disciplines since joining Munder Capital in 1999.


The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the portfolio.


                                       TST
                       TMN-6 Transamerica Munder Net50 VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2008 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2008 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.


                                                                     INITIAL CLASS
                                              -----------------------------------------------------------
                                                                YEAR ENDED DECEMBER 31,
FOR A SHARE OUTSTANDING THROUGHOUT EACH       -----------------------------------------------------------
PERIOD                                          2008        2007         2006         2005         2004
---------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of year                             $ 11.78     $  10.32     $  10.32     $   9.55     $   8.28
INVESTMENT OPERATIONS
Net investment income (loss)(a)                 (0.03)       (0.07)        0.01        (0.06)       (0.05)
Net realized and unrealized gain (loss)         (4.22)        1.81        (0.01)        0.83         1.32
                                              -----------------------------------------------------------
Total operations                                (4.25)        1.74           --         0.77         1.27
                                              -----------------------------------------------------------
DISTRIBUTIONS
From net realized gains                         (2.53)       (0.28)          --           --           --
                                              -----------------------------------------------------------
Total distributions                             (2.53)       (0.28)          --           --           --
                                              -----------------------------------------------------------
NET ASSET VALUE
End of year                                   $  5.00     $  11.78     $  10.32     $  10.32     $   9.55
                                              -----------------------------------------------------------
TOTAL RETURN(B)                                (43.53)%      17.04%          --%(c)     8.06%       15.34%
NET ASSETS END OF YEAR (000's)                $56,041     $116,929     $105,005     $113,452     $100,139
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets
  After reimbursement/fee waiver                 0.99%        0.99%(*)     1.00%(+)     1.00%        1.00%(#)
  Before reimbursement/fee waiver                0.99%        0.99%(*)     1.00%(+)     1.02%        1.00%(#)
Net investment income (loss), to average
  net assets                                    (0.32)%      (0.60)%       0.07%       (0.62)%      (0.55)%
Portfolio turnover rate                            85%          94%          72%          96%          34%
---------------------------------------------------------------------------------------------------------







                                                                     SERVICE CLASS
                                              -----------------------------------------------------------
                                                                YEAR ENDED DECEMBER 31,
FOR A SHARE OUTSTANDING THROUGHOUT EACH       -----------------------------------------------------------
PERIOD                                          2008        2007         2006         2005         2004
---------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of year                              $11.67       $10.23       $10.26       $ 9.52       $ 8.28
INVESTMENT OPERATIONS
Net investment income (loss)(a)                 (0.05)       (0.08)       (0.02)       (0.08)       (0.06)
Net realized and unrealized gain (loss)         (4.18)        1.78        (0.01)        0.82         1.30
                                              -----------------------------------------------------------
Total operations                                (4.23)        1.70        (0.03)        0.74         1.24
                                              -----------------------------------------------------------
DISTRIBUTIONS
From net realized gains                         (2.49)       (0.26)          --           --           --
                                              -----------------------------------------------------------
Total distributions                             (2.49)       (0.26)          --           --           --
                                              -----------------------------------------------------------
NET ASSET VALUE
End of year                                    $ 4.95       $11.67       $10.23       $10.26       $ 9.52
                                              -----------------------------------------------------------
TOTAL RETURN(B)                                (43.69)%      16.80%       (0.29)%       7.77%       14.98%
NET ASSETS END OF YEAR (000's)                $ 1,398      $ 5,180      $ 3,373      $ 3,179      $ 2,771
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets
  After reimbursement/fee waiver                 1.24%        1.24%(*)     1.25%(+)     1.25%        1.25%(#)
  Before reimbursement/fee waiver                1.24%        1.24%(*)     1.25%(+)     1.27%        1.25%(#)
Net investment income (loss), to average
  net assets                                    (0.59)%      (0.70)%      (0.23)%      (0.87)%      (0.68)%
Portfolio turnover rate                            85%          94%          72%          96%          34%
---------------------------------------------------------------------------------------------------------





(a)  Calculation is based on average number of shares outstanding.




(b) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.




(c)  Rounds to less than (0.01%) or 0.01%.




(*) Includes recaptured expenses by the investment adviser. The impact of recaptured expenses was 0.01%.


(+) Includes recaptured expenses by the investment adviser. The impact of recaptured expenses was 0.02%.


(#) Includes recaptured expenses by the investment adviser. The impact of recaptured expenses was 0.01%.




                                       TST
                       TMN-7 Transamerica Munder Net50 VP

(PIMCO LOGO)                                  TRANSAMERICA PIMCO TOTAL RETURN VP


(BULLSEYE ICON)
OBJECTIVE
----------------------------------------
This portfolio seeks maximum total return consistent with preservation of capital and prudent investment management.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------
The portfolio's sub-adviser, Pacific Investment Management Company LLC ("PIMCO") seeks to achieve this objective by investing principally in:

 - Fixed-income securities

PIMCO invests, under normal circumstances, at least 65% of the portfolio's net assets in a diversified portfolio of fixed-income securities of varying maturities. The average duration of this portfolio normally varies within two years (plus or minus) of the duration of the Barclays Capital U.S. Aggregate Index, which as of December 31, 2008, was 3.71 years.


PIMCO invests the portfolio's assets primarily in investment grade debt securities, but may invest up to 10% of the total assets in high yield securities ("junk bonds") rated B or higher by Moody's, Fitch, or S&P or, if unrated, determined by PIMCO to be of comparable quality. PIMCO may invest up to 30% of the portfolio's total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The portfolio may invest up to 15% of its total assets in securities and instruments that are economically tied to emerging markets countries. Foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) normally will be limited to 20% of the portfolio's total assets. The portfolio may also invest up to 10% of its total assets in preferred stocks.


The portfolio may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The portfolio may lend its portfolio securities to brokers, dealers and other financial institutions to earn income. The portfolio may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The "total return" sought by the portfolio consists of income earned on the portfolio's investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.


The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.


Please see Appendix A for more information about investment strategies.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------
Risk is inherent in all investing. The value of your investment in the portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the portfolio or your investment may not perform as well as other similar investments. The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. If the market prices of the securities owned by the portfolio fall, the value of your investment in the portfolio will decline. The value of a security may fall due to factors affecting securities markets generally or a particular sector of the securities markets or factors affecting particular industries or issuers. The equity and debt capital markets in the United States and internationally have experienced unprecedented volatility. This financial crisis has caused a significant decline in the value and liquidity of many securities. This environment could make identifying investment risks and opportunities especially difficult. These market conditions may continue or get worse. Changes in market conditions will not have the same impact on all types of securities.


                                       TST
                   TPIMCO-1 Transamerica PIMCO Total Return VP

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - market risk: fluctuations in market value

 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down. The longer the maturity or duration, the more sensitive the value of a fixed-income security is to fluctuations in interest rates

 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes

 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines. The portfolio may incur expenses to protect the portfolio's interest in securities experiencing these events. If the portfolio invests in securities that are subordinated to other securities, or which represent interests in pools of such subordinated securities, those investments may be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer.


If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

DERIVATIVES
The use of derivative instruments may involve risks and costs different from, and possibly greater than, the risks and costs associated with investing directly in securities or other traditional investments. The portfolio's use of certain derivatives may in some cases involve forms of financial leverage, which involves risk and may increase the volatility of the portfolio's net asset value. Even a small investment in derivatives can have a disproportionate impact on the portfolio. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the portfolio. The other parties to certain derivative contracts present the same types of default or credit risk as issuers of fixed income securities. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may be difficult to value, or may be subject to the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. In addition, derivatives may be subject to market risk, interest rate risk and credit risk. The portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances or at reasonable prices. The portfolio's sub-adviser may not make use of derivatives for a variety of reasons.

MORTGAGE-RELATED SECURITIES
Mortgage-related securities in which the portfolio may invest represent pools of mortgage loans assembled for sale to investors by various governmental agencies or government-related fluctuation organizations, as well as by private issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Unlike mortgage-related securities issued or guaranteed by the U.S. government or its agencies and instrumentalities, mortgage-related securities issued by private issuers do not have a government or government-sponsored entity guarantee (but may have other credit enhancement), and may, and

                                       TST
                   TPIMCO-2 Transamerica PIMCO Total Return VP frequently do, have less favorable collateral, credit risk or other underwriting characteristics. Real estate markets have been particularly affected by the current financial crisis, which has had an adverse effect on mortgage-related securities. Mortgage-related securities are subject to special risks. The repayment of certain mortgage-related securities depends primarily on the cash collections received from the issuer's underlying asset portfolio and, in certain cases, the issuer's ability to issue replacement securities (such as asset-backed commercial paper). As a result, there could be losses to the portfolio in the event of credit or market value deterioration in the issuer's underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing securities, or the issuer's inability to issue new or replacement securities. This is also true for other asset-backed securities. Upon the occurrence of certain triggering events or defaults, the investors in a security held by the portfolio may become the holders of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss. The portfolio's investments in mortgage-related securities are also exposed to prepayment or call risk, which is the possibility that mortgage holders will repay their loans early during periods of falling interest rates, requiring the portfolio to reinvest in lower-yielding instruments and receive less principal or income than originally was anticipated. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. This is known as extension risk.


FOREIGN SECURITIES
Investments in foreign securities, including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - different accounting and reporting practices
 - less information available to the public
 - less (or different) regulation of securities markets
 - more complex business negotiations
 - less liquidity
 - more fluctuations in prices
 - delays in settling foreign securities  transactions
 - higher costs for holding shares (custodial  fees)
 - higher transaction costs
 - vulnerability to seizure and taxes
 - political or financial instability and small markets
 - different market trading days

CURRENCY

When the portfolio invests in securities denominated in foreign currencies, it is subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, the portfolio's investments in foreign currency denominated securities may reduce the returns of the portfolio.


CURRENCY HEDGING
The portfolio may enter into forward foreign currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency fluctuation on purchases and sales of such securities. Shifting a portfolio's currency exposure from one currency to another removes the portfolio's opportunity to profit from the original currency and involves a risk of increased losses for the portfolio if the sub-adviser's projection of future exchange rates is inaccurate.

LEVERAGING

When the portfolio engages in transactions that have a leveraging effect on the portfolio, the value of the portfolio will be more volatile and all other risks will tend to be compounded. This is because leverage generally magnifies the effect of any increase or decrease in the value of the portfolio's underlying assets or creates investment risk with respect to a larger pool of assets than the portfolio would otherwise have. The portfolio may take on leveraging risk by, among other things, engaging in derivative, when-issued, delayed-delivery, forward commitment or forward roll transactions or reverse repurchase agreements. Engaging in such transactions may cause the portfolio to liquidate positions when it may not be advantageous to do so to satisfy its obligations or meet segregation requirements.



                                       TST
                   TPIMCO-3 Transamerica PIMCO Total Return VP

EMERGING MARKETS

Investing in the securities of issuers located in or principally doing business in emerging markets bears foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging markets countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging markets countries may be required to establish special custody or other arrangements before investing.


HIGH-YIELD DEBT SECURITIES
High-yield debt securities, or junk bonds, are securities that are rated below "investment grade" or, if unrated, are considered by the sub-adviser to be of equivalent quality. High-yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments or in bankruptcy. A portfolio with high-yield debt securities may be more susceptible to credit risk and market risk than a portfolio that invests only in higher quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, the portfolio's sub-adviser may find it more difficult to sell these securities or may have to sell them at lower prices. High-yield securities are not generally meant for short-term investing.

STOCKS
Stocks may be volatile -- their prices may go up and down dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, the securities market as a whole or the overall economy. Because the stocks the portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

PREFERRED STOCK
Preferred stock represents an interest in a company that generally entitles the holder to receive, in preference to the holders of the company's common stock, dividends and a fixed share of the proceeds resulting from any liquidation of the company. Preferred stock's right to dividends and liquidation proceeds is junior to the rights of a company's debt securities. Preferred stocks may pay fixed or adjustable rates of return. The value of preferred stock may be subject to factors that affect fixed income and equity securities, including changes in interest rates and in a company's creditworthiness. Shareholders of preferred stock may suffer a loss of value if dividends are not paid. Preferred stock does not generally carry voting rights.

LIQUIDITY
Liquidity risk exists when particular investments are difficult to sell. Although most of the portfolio's securities must be liquid at the time of investment, securities may become illiquid after purchase by the portfolio, particularly during periods of market turmoil. When the portfolio holds illiquid investments, the portfolio may be harder to value, especially in changing markets, and if the portfolio is forced to sell these investments to meet redemptions or for other cash needs, the portfolio may suffer a loss. In addition, when there is illiquidity in the market for certain securities, the portfolio, due to limitations on investments in illiquid securities, may be unable to achieve its desired level of exposure to a certain sector.


PLEASE ALSO SEE THE PORTFOLIO'S WEBSITE AT WWW.TRANSAMERICAFUNDS.COM (SELECT TRANSAMERICA VARIABLE PORTFOLIO) FOR MORE INFORMATION ABOUT THE PORTFOLIO.


YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website


                                       TST
                   TPIMCO-4 Transamerica PIMCO Total Return VP approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------


The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average annual total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Barclays Capital (formerly Lehman Brothers) U.S. Aggregate Index ("BCUSA Index"), is a widely recognized, unmanaged index of market performance that covers the U.S. dollar-denominated, investment-grade, fixed-rate, taxable bond market of SEC-registered securities, including U.S. Treasury issues, corporate and government-related debt issues, mortgage-backed securities, asset-backed securities and commercial mortgage-backed securities. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.


Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

(PERFORMANCE GRAPH)

2003                                            4.90
2004                                            4.50
2005                                            2.33
2006                                            4.21
2007                                            8.95
2008                                           -2.79



The highest and lowest quarterly returns for the periods reflected in the bar chart are:


                    Highest:   4.45%   Quarter ended  9/30/2007
                    Lowest:   (4.67)%  Quarter ended  9/30/2008



                          AVERAGE ANNUAL TOTAL RETURNS
                   (For Calendar Year ended December 31, 2008)


                                                         LIFE OF
                                   1 YEAR    5 YEARS      FUND*
                                   ------    -------     -------
Initial Class                       (2.79)%    3.37%       4.19%
Service Class                       (3.07)%    3.10%       3.12%
BCUSA Index                          5.24%     4.65%       5.31%




* Initial Class shares commenced operations May 1, 2002; Service Class shares commenced operations May 1, 2003.
(MONEY ICON)


EXPENSES

----------------------------------------




When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts. The table below sets forth the estimated fees and expenses you may pay if you invest in the portfolio's shares, and, unless otherwise indicated, reflects expenses incurred by the portfolio during its fiscal year ended December 31, 2008. Actual expenses may vary significantly.


FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets


                                             CLASS OF SHARES
                                           INITIAL     SERVICE
--------------------------------------------------------------
Management fees                              0.63%       0.63%
Rule 12b-1 fees                              0.00%(b)    0.25%
Other expenses                               0.07%       0.07%
                                           -------------------
TOTAL                                        0.70%       0.95%
Expense reduction(c)                         0.00%       0.00%
                                           -------------------
NET OPERATING EXPENSES                       0.70%       0.95%
--------------------------------------------------------------




(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2008.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2010.
     The Board of Trustees reserves the right to cause such fees to be paid after that date.

(c) Contractual arrangement with Transamerica Asset Management, Inc. ("TAM") through April 30, 2010 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.20%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any


                                       TST
                   TPIMCO-5 Transamerica PIMCO Total Return VP of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.20% of average daily net assets, excluding 12b-1 fees and certain extraordinary expenses.


EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It shows the cumulative expenses you would pay if you invested $10,000, reinvested all distributions and dividends without a sales charge, and held your shares for the periods shown and then redeem all of your shares at the end of those periods, with a 5% annual return (this assumption is required by the SEC and is not a prediction of the portfolio's future performance) and portfolio operating expenses remaining the same. Because actual returns and expenses will be different, the example is for comparison only.


The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.


SHARE CLASS               1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------
Initial Class               $72      $256      $457     $1,035
Service Class               $97      $303      $525     $1,166
---------------------------------------------------------------





(BRIEFCASE ICON)

MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.675% of the first $250 million; 0.65% over $250 million up to $750 million; and 0.60% in excess of $750 million.


For the fiscal year ended December 31, 2008, the portfolio paid a management fee of 0.63% of the portfolio's average daily net assets.


SUB-ADVISER: Pacific Investment Management Company LLC, 840 Newport Center Drive, Newport Beach, CA 92660

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the annual rate of 0.25% of the portfolio's average daily net assets.


A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's semi-annual report for the fiscal period ended June 30, 2008.


PORTFOLIO MANAGER:


CHRIS P. DIALYNAS is a managing director in the Newport Beach office, a portfolio manager, and a member of PIMCO's Investment Committee. He has written extensively and lectured on the topic of fixed-income investing. Mr. Dialynas served on the editorial board of The Journal of Portfolio Management and was a member of the Fixed Income Curriculum Committee of the Association for Investment Management and Research. He has 31 years of investment experience and holds an M.B.A. from the University of Chicago Graduate School of Business. He received his undergraduate degree from Pomona College. He joined PIMCO in 1980.


PIMCO has provided investment advisory services to various clients since 1971.

The SAI provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager, and the portfolio manager's ownership of securities in the portfolio.



                                       TST
                   TPIMCO-6 Transamerica PIMCO Total Return VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2008 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2008 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.


                                                                      INITIAL CLASS
                                            ----------------------------------------------------------------
                                                                 YEAR ENDED DECEMBER 31,
FOR A SHARE OUTSTANDING THROUGHOUT EACH     ----------------------------------------------------------------
PERIOD                                         2008           2007          2006         2005         2004
------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of year                           $    11.65     $    10.98     $  10.91     $  11.12     $  10.98
INVESTMENT OPERATIONS
Net investment income(a)                          0.55           0.50         0.45         0.36         0.19
Net realized and unrealized gain (loss)          (0.86)          0.46           --        (0.10)        0.29
                                            ----------------------------------------------------------------
Total operations                                 (0.31)          0.96         0.45         0.26         0.48
                                            ----------------------------------------------------------------
DISTRIBUTIONS
From net investment income                       (0.51)         (0.29)       (0.38)       (0.20)       (0.17)
From net realized gains                          (0.17)            --(b)        --        (0.27)       (0.17)
                                            ----------------------------------------------------------------
Total distributions                              (0.68)         (0.29)       (0.38)       (0.47)       (0.34)
                                            ----------------------------------------------------------------
NET ASSET VALUE
End of year                                 $    10.66     $    11.65     $  10.98     $  10.91     $  11.12
                                            ----------------------------------------------------------------
TOTAL RETURN(C)                                  (2.79)%         8.95%        4.21%        2.33%        4.50%
NET ASSETS END OF YEAR (000's)              $1,213,602     $1,292,286     $976,434     $726,038     $633,493
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets                    0.70%          0.70%        0.73%        0.74%        0.75%
Net investment income, to average net
  assets                                          4.87%          4.47%        4.13%        3.28%        1.75%
Portfolio turnover rate                            740%           728%         709%         387%         393%
------------------------------------------------------------------------------------------------------------

                                                                      SERVICE CLASS
                                            ----------------------------------------------------------------
                                                                 YEAR ENDED DECEMBER 31,
FOR A SHARE OUTSTANDING THROUGHOUT EACH     ----------------------------------------------------------------
PERIOD                                         2008           2007          2006         2005         2004
------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of year                           $    11.67     $    11.00     $  10.93     $  11.16     $  11.02
INVESTMENT OPERATIONS
Net investment income(a)                          0.51           0.47         0.42         0.34         0.17
Net realized and unrealized gain (loss)          (0.85)          0.47         0.01        (0.11)        0.29
                                            ----------------------------------------------------------------
Total operations                                 (0.34)          0.94         0.43         0.23         0.46
                                            ----------------------------------------------------------------
DISTRIBUTIONS
From net investment income                       (0.50)         (0.27)       (0.36)       (0.19)       (0.15)
From net realized gains                          (0.17)            --(b)        --        (0.27)       (0.17)
                                            ----------------------------------------------------------------
Total distributions                              (0.67)         (0.27)       (0.36)       (0.46)       (0.32)
                                            ----------------------------------------------------------------
NET ASSET VALUE
End of year                                 $    10.66     $    11.67     $  11.00     $  10.93     $  11.16
                                            ----------------------------------------------------------------
TOTAL RETURN(C)                                  (3.07)%         8.80%        3.90%        2.03%        4.22%
NET ASSETS END OF YEAR (000's)              $   65,268     $   32,336     $ 24,957     $ 23,661     $ 14,590
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets                    0.95%          0.95%        0.98%        0.99%        1.01%
Net investment income, to average net
  assets                                          4.55%          4.23%        3.86%        3.10%        1.54%
Portfolio turnover rate                            740%           728%         709%         387%         393%
------------------------------------------------------------------------------------------------------------





(a)  Calculation is based on average number of shares outstanding.



(b)  Rounds to less than ($0.01) or $0.01.





(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.






                                       TST
                   TPIMCO-7 Transamerica PIMCO Total Return VP

(TRANSAMERICA PROFUNDS LOGO)                   TRANSAMERICA PROFUND ULTRABEAR VP


(BULLSEYE ICON)
OBJECTIVE
----------------------------------------


This portfolio seeks daily investment results, before fees and expenses, that correspond to twice (200%) the inverse (opposite) of the daily performance of the Standard & Poor's 500 Stock Index ("S&P 500 Index").


If the portfolio is successful in meeting its objective, its net asset value should gain approximately twice as much, on a percentage basis, before fees and expenses, as any decrease in the S&P 500 Index when the S&P 500 Index declines on a given day. Conversely, its net asset value should lose approximately twice as much, on a percentage basis, before fees and expenses, as any increase in the S&P 500 Index when the S&P 500 Index rises on a given day.

The portfolio is part of the insurer's investment strategy to deliver the return promised by the insurance contract. The portfolio is intended to limit the volatility of an investor's overall portfolio, limit the investor's downside and contribute to more consistent overall investment returns. An investment in the portfolio will also have the effect of limiting the overall portfolio's potential upside. Consistent returns and limits on volatility are intended to reduce the insurer's cost of providing certain benefits selected by the investor. The portfolio may not perform as intended.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio takes positions in financial instruments that, in combination, should have similar daily return characteristics as twice (200%) the inverse of the S&P 500 Index. The portfolio will employ leveraged investment techniques in seeking its investment objective. Assets not invested in financial instruments may be invested in debt instruments or money market instruments. The portfolio will concentrate its investments in a particular industry or group of industries to approximately the same extent as the S&P 500 Index is so concentrated, and as permitted by applicable regulatory guidance.

The portfolio may substitute a different index for the S&P 500 Index. The portfolio does not seek to provide correlation with the S&P 500 Index over a period of time greater than one day.


In seeking to achieve the portfolio's investment objective, the portfolio's sub-adviser, ProFund Advisors LLC ("ProFund Advisors"):


 - uses a mathematical approach to investing to determine the type, quantity and mix of investment positions that the portfolio should hold to simulate the performance of its benchmark;

 - takes positions in securities and other financial instruments that ProFund Advisors believes, in combination, should simulate twice (200%) the inverse of the daily movement of the S&P 500 Index;

 - may choose not to seek investment exposure to all securities or components in the S&P 500 Index, or the portfolio's weighting of investment in such securities or industries may differ from that of the S&P 500 Index;

 - may utilize a variety of securities and financial instruments in pursuing the portfolio's investment objective, including investment contracts whose value is derived from the value of an underlying asset, interest rate, index or currency such as futures contracts, options on futures contracts, swap agreements, forward contracts, structured notes, options on securities and stock indexes and cash investments in debt or money market instruments covering such positions;

 - seeks to remain fully invested at all times in securities or financial instruments that provide exposure to the S&P 500 Index without regard to market conditions, trends or direction and does not take temporary defensive positions; and

 - may invest in securities or instruments, including money market instruments and other income-producing instruments that are not included in the S&P 500 Index or may weight certain stocks or industries differently than does the S&P 500 Index if ProFund Advisors believes it is appropriate in view of the portfolio's investment objective.

ProFund Advisors does not invest the assets of the portfolio in securities or financial instruments based on ProFund Advisors' view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional stock research or analysis or forecast stock market movements or trends in managing the assets of the portfolio.


                                       TST
                    TPFUB-1 Transamerica ProFund UltraBear VP

The portfolio is non-diversified.


INDEX INFORMATION


The S&P 500 Index is a measure of large-cap U.S. stock market performance. It is a float-adjusted market capitalization weighted index of 500 U.S. operating companies and REITs selected by the S&P U.S. Index Committee through a non-mechanical process that factors criteria such as liquidity, price, market capitalization and financial viability. Reconstitution occurs both on a quarterly and ongoing basis. As of December 31, 2008, the S&P 500 Index included companies with capitalizations between $0.71 billion and $511.89 billion. The average capitalization of the companies comprising the S&P 500 Index was approximately $26.74 billion.



"Standard & Poor's(R)," "S&P(R)," "S&P 500(R)" and "Standard & Poor's 500" are trademarks of The McGraw-Hill Companies, Inc. and Citigroup Global Markets, Inc. and have been licensed for use by ProFund Advisors.


ADDITIONAL SECURITIES, INSTRUMENTS, AND STRATEGIES
This section describes securities, instruments and strategies that may be utilized by the portfolio.


FINANCIAL INSTRUMENTS include investment contracts whose value is derived from the value of an underlying asset, interest rate, currency or index such as futures contracts, options on futures contracts, swap agreements, forward contracts, structured notes, options on securities and stock indexes and cash investments in debt or money market instruments covering such positions. The portfolio may invest in financial instruments as a substitute for investing directly in stocks or bonds. Financial instruments may also be used to employ leveraged investment techniques and as an alternative to selling short. Certain financial instruments such as swaps, futures and options will expose the portfolio to embedded financing-related costs in addition to transaction-related costs.


Suitable financial instrument transactions may not be available in all circumstances.

FORWARDS or FORWARD CONTRACTS are two-party contracts where a purchase or sale of a specific quantity of a commodity, security, foreign currency or other financial instrument is entered into with dealers or financial institutions at a set price, with delivery and settlement at a specified future date. Forwards may also be structured for cash settlement, rather than physical delivery.

FUTURES or FUTURES CONTRACTS are contracts to pay a fixed price for an agreed-upon number of commodities or securities, or the cash value of the commodities or securities, on an agreed upon date. The price of a futures contract theoretically reflects the cost of financing and the dividend or interest yield of the underlying securities.


INVESTMENTS IN OTHER INVESTMENT COMPANIES may be utilized by the portfolio, including investments in exchange-traded funds, to the extent that such an investment would be consistent with the requirements of the Investment Company Act of 1940 ("1940 Act") or any exemptive order or rule issued by the Securities and Exchange Commission. If the portfolio invests in, and, thus, is a shareholder of, another investment company, the portfolio's shareholders will indirectly bear the portfolio's proportionate share of the fees and expenses paid by such other investment company, including advisory fees, in addition to both the management fees payable directly by the portfolio to the portfolio's own investment adviser and the other expenses that the portfolio bears directly in connection with the portfolio's own operations. Because most exchange-traded funds are investment companies, absent exemptive relief, investment in such funds generally would be limited under applicable federal statutory provisions. Those provisions restrict a portfolio's investment in the shares of another non-money market investment company to up to 5% of its assets (which may represent no more than 3% of the securities of such other investment company) and limit aggregate investments in all non-money market investment companies to 10% of assets. A portfolio may invest in certain exchange-traded funds in excess of the statutory limit in reliance on an exemptive order issued to those entities and pursuant to procedures approved by the Board provided that it complies with the conditions of the exemptive relief, as they may be amended, and any other applicable investment limitations.



LEVERAGED INVESTMENT TECHNIQUES such as swap agreements, reverse repurchase agreements, borrowing, futures contracts, short sales and options on securities indexes and forward contracts all may be used to create leverage. Use of leveraged investment techniques may involve additional costs and risks to the portfolio. The portfolio may also use particular leveraged investment techniques as


                                       TST
                    TPFUB-2 Transamerica ProFund UltraBear VP part of a strategy designed to reduce, or "hedge," exposure to other risks. For example, a portfolio may use various strategies designed to limit the risk of price fluctuations of its portfolio and to preserve capital, which may include purchasing securities with respect to which the portfolio has taken a short position. See "Short Sales" and "Short Sale Risk," below.



Additional leveraged investment techniques may include the use by the portfolio of direct investment in equity securities or the use by the portfolio of a customized basket of securities that do not necessarily include any of the securities contained in the underlying index. Note, however, that use of hedging techniques may involve additional costs and risks to a portfolio. For example, the successful use of hedging techniques may be adversely affected by imperfect correlation between movements in the price of the securities purchased to hedge and the securities being sold short.


MONEY MARKET INSTRUMENTS are short-term debt instruments that have terms-to-maturity of less than 397 days and exhibit high quality credit profiles. Money market instruments include U.S. government securities, securities issued by governments of other developed countries and repurchase agreements.


OPTION CONTRACTS grant one party a right, for a price, either to buy or sell a security or futures contract at a fixed price during a specified period or on a specified day. A call option gives one the right to buy a security at an agreed-upon price on or before a certain date. A put option gives one the right to sell a security at an agreed-upon price on or before a certain date.


REPURCHASE AGREEMENTS are contracts in which the seller of securities, usually U.S. government securities or other money market instruments, agrees to buy them back at a specified time and price. Repurchase agreements are primarily used by the portfolio as a short-term investment vehicle for cash positions.

REVERSE REPURCHASE AGREEMENTS involve the sale of a security by a portfolio to another party (generally a bank or dealer) in return for cash and an agreement by the portfolio to buy the security back at a specified price and time. Reverse repurchase agreements may be considered a form of borrowing for some purposes and may create leverage.


SAMPLING TECHNIQUES, if ProFund Advisors believes it is appropriate in view of the portfolio's investment objective, the portfolio may hold a representative sample of the components in the index underlying the portfolio's benchmark. The sampling process typically involves selecting a representative sample of securities in an index principally to enhance liquidity and reduce transaction costs while seeking to maintain high inverse correlation with, and similar aggregate characteristics (market capitalization and industry weightings) to, the underlying index. In addition, the portfolio may obtain exposure to components not included in the index, invest in securities that are not included in the index or may overweight or underweight certain components contained in the index.


SHORT SALES are transactions in which a portfolio sells a security it does not own in anticipation that the market price of that security will decline. To complete such a transaction, a portfolio must borrow the security to make delivery to the buyer. The portfolio is then obligated to replace the security borrowed by borrowing the same security from another lender, purchasing it at the market price at the time of replacement or paying the lender an amount equal to the cost of purchasing the security. The price at such time may be more or less than the price at which the security was sold by the portfolio. Until the security is replaced, the portfolio is required to repay the lender any dividends it receives or interest which accrues on the security during the period of the loan. To borrow the security, the portfolio also may be required to pay a premium, which would increase the cost of the security sold. The net proceeds of the short sale will be retained by the broker, to the extent necessary to meet the margin requirements, until the short position is closed out. A portfolio also will incur transaction costs in effecting short sales.

The portfolio also may make short sales "against the box," i.e., when a security identical to or convertible or exchangeable into one owned by a portfolio is borrowed and sold short. Whenever a portfolio engages in short sales, it earmarks or segregates cash or liquid securities in an amount that, when combined with the amount of collateral deposited with the broker in connection with the short sale, equals the current market value of the security sold short. The earmarked or segregated assets are marked to market daily.


                                       TST
                    TPFUB-3 Transamerica ProFund UltraBear VP

STRUCTURED NOTES are debt obligations which may include components such as swaps, forwards, options, caps or floors which change their return patterns. Structured notes may be used to alter the risks to a portfolio, or alternatively may be used to expose a portfolio to asset classes or markets in which one does not desire to invest directly.

SWAP AGREEMENTS are two-party contracts where the parties agree to exchange net returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments.

U.S. GOVERNMENT SECURITIES are issued by the U.S. government or by one of its agencies or instrumentalities. Some, but not all, U.S. government securities are guaranteed as to principal or interest and are backed by the full faith and credit of the federal government. Other U.S. government securities are backed by the issuer's right to borrow from the U.S. Treasury and some are backed only by the credit of the issuing organization.

Please see Appendix A for more information about investment strategies.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------


Risk is inherent in all investing. The value of your investment in the portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the portfolio or your investment may not perform as well as other similar investments. The portfolio is subject to the following primary investment risks, as well as other risks described in Appendix A:





AGGRESSIVE INVESTMENT TECHNIQUE RISK


The portfolio uses investment techniques and financial instruments that may be considered aggressive, such as futures contracts, options on futures contracts, securities and indexes, forward contracts, swap agreements, and similar instruments. The portfolio's investments in financial instruments may involve a small investment relative to the amount of investment exposure assumed and may result in losses exceeding the amounts invested in those instruments. Particularly when used to create leverage, the use of aggressive investment techniques may expose the portfolio to potentially dramatic changes (losses or gains) in the value of the instruments and imperfect correlation between the value of the instruments and the relevant security or index. The use of aggressive investment techniques also exposes the portfolio to risks different from, or possibly greater than, the risks associated with investing directly in securities contained in the S&P 500 Index, including: 1) the risk that an instrument is temporarily mispriced; 2) credit, counterparty or documentation risk on the amount the portfolio expects to receive from a counterparty; 3) the risk that securities prices, interest rates and currency markets will move adversely and the portfolio will incur significant losses; 4) imperfect correlation between the price of financial instruments and movements in the prices of the underlying securities; 5) the risk that the cost of holding a financial instrument might exceed its total return; and 6) the possible absence of a liquid secondary market for a particular instrument and possible exchange-imposed price fluctuation limits, either of which may make it difficult or impossible to adjust the portfolio's position in a particular instrument when desired. Other risks associated with such techniques, such as counterparty risk, credit risk and liquidity risk are described elsewhere in this section.


CORRELATION RISK
A number of factors may affect the portfolio's ability to achieve a high degree of correlation with its benchmark, and there can be no guarantee that the portfolio will achieve a high degree of correlation. A failure to achieve a high degree of correlation may prevent the portfolio from achieving its investment objective. A number of factors may adversely affect the portfolio's correlation with its benchmark, including fees, expenses, transaction costs, costs associated with the use of leveraged investment techniques, income items, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which the portfolio invests. The portfolio may not have investment exposure to all securities in the S&P 500 Index, or its weighting of investment exposure to such stocks or industries may be different from that of the index. In addition, the portfolio may invest in securities or financial instruments not included in the S&P 500 Index. The portfolio may be subject to large movements of assets into and out of the portfolio, potentially resulting in the portfolio being over-or under-exposed to its benchmark. Activities surrounding annual index reconstitutions and other index rebalancing or reconstitution events may

                                       TST
                    TPFUB-4 Transamerica ProFund UltraBear VP hinder the portfolio's ability to meet its daily investment objective on that day. The portfolio seeks to rebalance its portfolio daily to keep leverage consistent with its daily investment objective.


The portfolio may be "leveraged" in the sense that it has an investment objective to match a multiple of the inverse of the performance of the S&P 500 Index on a given day. The portfolio is subject to all of the correlation risks described above. In addition, there is a special form of correlation risk that derives from the portfolio's use of leverage, which is that for periods greater than one day, the use of leverage tends to cause the performance of the portfolio to be either greater than or less than twice the inverse of the S&P 500 Index's performance, before accounting for fees and portfolio expenses.


The three graphs that follow illustrate this point. Each of the three graphs shows a simulated hypothetical one year performance of an index compared with the performance of a portfolio that perfectly achieves its investment objective of twice (200%) the daily index returns. The graphs demonstrate that, for periods greater than one day, a leveraged portfolio is likely to underperform or over-perform (but not match) the index performance (or the inverse of the index performance) times the stated multiple in the portfolio objective.


To isolate the impact of leverage, these graphs assume: a) no dividends paid by the companies included on the index; b) no portfolio expenses; and c) borrowing/lending rates (to obtain required leverage) of zero percent. If these costs and expenses were included, the portfolio's performance would be lower than that shown. Each of the graphs also assumes a volatility rate of 15%, which is an approximate average of the five-year historical volatility rate of the S&P 500 Index in combination with the S&P MidCap 400, Russell 2000, NASDAQ-100 and Dow Jones Industrial Average. An index's volatility rate is a statistical measure of the magnitude of fluctuations in the returns of the index. Note that more recently, this index has been subject to increased levels of volatility exceeding historical rates, which would heighten the effects of the correlation risk illustrated in the following graphs.


         (Flat (Trendless) Market One Year Simulation Performance Chart)

      Index Performance 0.0%


      Fund Performance -2.2%


         (Upward Trending Market One Year Simulation Performance Chart)

      Index Performance +15.0%


      Fund Performance +29.3%


        (Downward Trending Market One Year Simulation Performance Chart)

      Index Performance -15.0%


      Fund Performance -29.4%


COUNTERPARTY RISK
The portfolio will be subject to credit risk, as discussed below, with respect to the amount it expects to receive from counterparties to financial instruments and repurchase agreements entered into by the portfolio or held by special purpose or structured vehicles. If a counterparty becomes bankrupt or otherwise fails to perform its obligations, the value of your investment in the portfolio may decline. The portfolio may experience

                                       TST
                    TPFUB-5 Transamerica ProFund UltraBear VP significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding, or may obtain only limited recovery or may obtain no recovery in such circumstances. The portfolio will typically enter into transactions with counterparties whose credit rating, at the time of the transaction, is investment grade, as determined by a nationally recognized statistical rating organization, or, if unrated, judged by ProFund Advisors to be of comparable quality. There is no assurance that, because a counterparty has an investment grade credit rating or a credit rating deemed to be of comparable quality, the counterparty will not default on its credit obligations.

CREDIT RISK
An issuer or guarantor of a security or a debt instrument or a counterparty to a financial instrument may be unwilling or unable to make interest payments and/or repay principal. Changes in an issuer's financial strength or an issuer's or instrument's credit rating may affect an instrument's value and, thus, have an impact on portfolio performance. As described under "Counterparty Risk" above, the portfolio will also be subject to credit risk with respect to the amount the portfolio expects to receive from counterparties to transactions in financial instruments and repurchase agreements. If a counterparty defaults on its payment obligations to the portfolio, the value of your investment in the portfolio may decline.

EARLY CLOSE/TRADING HALT RISK
An exchange or market may close early or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted. As a result, the portfolio may be unable to buy or sell certain securities or financial instruments at certain times when it otherwise might do so. In such circumstances, the portfolio may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

EQUITY RISK
The equity markets are volatile, and the value of securities, futures, options contracts, and other instruments correlated with the equity markets may fluctuate dramatically from day to day. The portfolio responds differently to these risks than funds that are positively correlated to the equity markets.

INVERSE CORRELATION RISK
Investors should lose money when the S&P 500 Index rises -- a result that is the opposite from results of investing in traditional equity or bond funds.



LIQUIDITY RISK
In certain circumstances, such as the disruption of the orderly markets for the securities or financial instruments in which the portfolio invests, the portfolio might not be able to dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProFund Advisors. Certain derivative securities, such as over-the-counter contracts, held by the portfolio may also be illiquid. Such a situation may prevent the portfolio from limiting losses, realizing gains, or from achieving an inverse correlation with the S&P 500 Index. In addition, the portfolio may not be able to pay redemption proceeds within the time periods described in this prospectus as a result of unusual market conditions, an unusually high volume of redemption requests or other reasons.

MARKET RISK
The portfolio is subject to market risks that will affect the value of its shares, including adverse issuer, political, regulatory, market or economic developments, as well as developments that have an impact on specific economic sectors, industries or segments of the market. Investors in the portfolio should lose value on days when the S&P 500 Index increases (adverse market conditions for the portfolio). The portfolio seeks to remain fully invested regardless of market conditions.

NON-DIVERSIFICATION RISK
The portfolio is classified as non-diversified and has the ability to concentrate a relatively high percentage of its investments in the securities of a small number of issuers. This makes the performance of the portfolio more susceptible to a single economic, political or regulatory event than a diversified mutual fund might be.



PORTFOLIO TURNOVER RISK

The portfolio's strategy may involve high portfolio turnover to rebalance the portfolio's investment exposure. A high level of portfolio turnover may have a negative impact on performance by increasing transaction costs and generating greater potential tax liabilities for shareholders.



                                       TST
                    TPFUB-6 Transamerica ProFund UltraBear VP

SHORT SALE RISK

Selling short is a technique that may be employed by the portfolio to achieve investment exposure consistent with its investment objective. Short selling involves borrowing a security and then selling it. If the portfolio buys back the security at a price lower than the price at which it sold the security plus accrued interest, the portfolio will earn a positive return (profit) on the difference. If the current market price is greater when the time comes to buy back the security plus accrued interest, the portfolio will incur a negative return (loss) on the transaction. The portfolio's use of short sales may involve additional transaction costs and other expenses. As a result, the cost of maintaining a short position may exceed the return on the position, which may cause the portfolio to lose money. Under certain market conditions, short sales can increase the volatility and decrease the liquidity of certain securities or positions and may lower the portfolio's return or result in a loss. Entering into short positions through financial instruments such as futures, options and swap agreements may also cause the portfolio to be exposed to short sale risk. Selling short may be considered an aggressive investment technique. See "Aggressive Investment Technique Risk" above.



PLEASE ALSO SEE THE PORTFOLIO'S WEBSITE AT WWW.TRANSAMERICAFUNDS.COM (SELECT TRANSAMERICA VARIABLE PORTFOLIO) FOR MORE INFORMATION ABOUT THE PORTFOLIO.


YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.


These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.


DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE)
----------------------------------------

No performance is shown for the portfolio as it had not commenced operations prior to the date of this prospectus. Performance information for the portfolio will appear in a future version of this prospectus once the portfolio has a full calendar year of performance information to report to investors.

(MONEY ICON)
EXPENSES
----------------------------------------


When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. These figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts. The table below sets forth the estimated fees and expenses you may pay if you invest in the portfolio's shares. Actual expenses may vary significantly.


FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets


                                   INITIAL     SERVICE
                                    CLASS       CLASS
------------------------------------------------------
Management fees                      0.85%       0.85%
Rule 12b-1 fees                      0.00%(b)    0.25%
Other expenses                       0.13%       0.13%
                                   -------------------
TOTAL                                0.98%       1.23%
Expense reduction(c)                 0.00%       0.00%
                                   -------------------
NET OPERATING EXPENSES               0.98%       1.23%
------------------------------------------------------




(a)  Annual portfolio operating expenses are based on estimates.

(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2010. The Board of Trustees reserves the right to cause such fees to be paid after that date. As of the date of this prospectus, the portfolio does not plan to offer Initial Class shares.


(c) Contractual arrangements with Transamerica Asset Management, Inc. ("TAM"), through April 30, 2010 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.98%, excluding 12b-1 fees, and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.98% of average daily net assets, excluding 12b-1 fees, and certain extraordinary expenses.



                                       TST
                    TPFUB-7 Transamerica ProFund UltraBear VP

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It shows the cumulative expenses you would pay if you invested $10,000, reinvested all distributions and dividends without a sales charge, and held your shares for the periods shown and then redeem all of your shares at the end of those periods, with a 5% annual return (this assumption is required by the SEC and is not a prediction of the portfolio's future performance) and portfolio operating expenses remaining the same. Because actual returns and expenses will be different, the example is for comparison only.


The example does not include any fees or charges which are, or may be, imposed under the policies or the annuity contracts.


SHARE CLASS                         1 YEAR   3 YEARS
----------------------------------------------------
Initial Class                        $100      $344
Service Class                        $125      $390
----------------------------------------------------




(BRIEFCASE ICON)

MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM")
570 Carillon Parkway
St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.85% of the first $250 million; 0.80% over $250 million up to $750 million; and 0.75% in excess of $750 million.


SUB-ADVISER: ProFund Advisors LLC, 7501 Wisconsin Avenue, Suite 1000, Bethesda, Maryland 20814


SUB-ADVISORY FEE: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.40% of the first $250 million; 0.35% over $250 million up to $750 million; and 0.30% in excess of $750 million*.

*  Subject to a $40,000 annual minimum fee.


A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements will be available in the Trust's semi-annual report for the fiscal period ending June 30, 2009.



PORTFOLIO MANAGERS: The portfolio is managed by an investment team overseen by Todd Johnson.


TODD B. JOHNSON has been Chief Investment Officer at ProFund Advisors since December 2008. He is an investment professional with more than twenty years of experience in the area of indexed and quantitative investments. He was previously Managing Director, President and Chief Investment Officer for World Asset Management, Inc. from 1994 to November 2008. Mr. Johnson earned an M.B.A. from Wayne State University and a B.A. in Finance from Michigan State University.

The investment team also includes:

ELISA PETIT, Senior Portfolio Manager at ProFund Advisors since May 2007; Team Leader since April 2002 and Portfolio Manager from March 2000 -- May 2007.


ERIK BENKE, Associate Portfolio Manager at ProFund Advisors since January 2005. Prior to that, a Trader at AIM Investments from October 2001 -- January 2005.


ASHWIN JOSHI, Associate Portfolio Manager at ProFund Advisors since July 2006. Prior to that, a Portfolio Manager at ETrade Global Asset Management from August 2001 -- March 2005.



RACHEL L. AMES, Portfolio Analyst at ProFund Advisors since May 2007 and Junior Portfolio Analyst from June 2004 -- May 2007. Prior to that, an Intern at Ferris Baker Watts from May 2003 -- May 2004.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the portfolio.





                                       TST
                    TPFUB-8 Transamerica ProFund UltraBear VP

(MONEY ICON)

FINANCIAL HIGHLIGHTS

----------------------------------------

Financial Highlights for the portfolio are not included in this prospectus because the portfolio had not commenced operations prior to the date of this prospectus.


                                       TST
                    TPFUB-9 Transamerica ProFund UltraBear VP

(TRANSAMERICA INVESTMENT MANAGEMENT LOGO)   TRANSAMERICA SCIENCE & TECHNOLOGY VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------
This portfolio seeks long-term growth of capital.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------
The portfolio's sub-adviser, Transamerica Investment Management, LLC ("TIM"), seeks to achieve this objective by investing in, under normal circumstances, at least 80% of its net assets in common stocks of companies that are expected to benefit from the development, advancement and use of science and technology. These companies may include, without limitation, companies that develop, produce or distribute products or services in the computer, semi-conductor, software, electronics, media, communications, health care, and biotechnology sectors.

In choosing securities, the portfolio managers take a fundamental and research driven approach to investing in growth stocks. The portfolio generally invests in companies that rely extensively on technology in their product development or operations and have benefited from technological progress in their operating history or have enabled such progress in others, with a particular focus on companies in developing segments of the sector.

The portfolio managers seek to identify the companies best positioned to benefit from change; generally those with superior business models, proven management teams and businesses that are producing substantial cash flow. Critical to the investment process is the identification of companies exhibiting the highest growth potential at the most attractive prices/valuations. TIM seeks to pay a fair price relative to a company's intrinsic business value and/or projected growth rate or relative to alternative investments within an industry.


The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.


This portfolio is non-diversified.

WHAT IS A NON-DIVERSIFIED PORTFOLIO?

A "non-diversified" portfolio has the ability to take larger positions in a smaller number of issuers. To the extent a portfolio invests a greater portion of its assets in the securities of a smaller number of issuers, it may be more susceptible to any single economic, political or regulatory occurrence than a diversified portfolio and may be subject to greater loss with respect to its portfolio securities. However, to meet federal tax requirements, at the close of each quarter the portfolio generally may not have more than 25% of its total assets invested in any one issuer with the exception of securities of the U.S. government and its agencies, and, with respect to 50% of its total assets, may not have more than 5% of its total assets invested in any one issuer with the exception of securities of the U.S. government and its agencies.



Please see Appendix A for more information about investment strategies.


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

Risk is inherent in all investing. The value of your investment in the portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the portfolio or your investment may not perform as well as other similar investments. The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:



MARKET


The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. If the market prices of the securities owned by the portfolio fall, the value of your investment in the portfolio will decline. The value of a security may fall due to factors affecting securities markets generally or a particular sector of the securities markets or factors affecting particular industries or issuers. The equity and debt capital markets in the United States and internationally have experienced unprecedented volatility. This financial crisis has


                                       TST
                   TST-1 Transamerica Science & Technology VP caused a significant decline in the value and liquidity of many securities. This environment could make identifying investment risks and opportunities especially difficult. These market conditions may continue or get worse. Changes in market conditions will not have the same impact on all types of securities.


STOCKS

Stocks may be volatile -- their prices may go up and down dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, the securities market as a whole or the overall economy. Because the stocks the portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.


SCIENCE AND TECHNOLOGY STOCKS
Securities of science and technology companies are strongly affected by worldwide scientific and technological developments and governmental policies, and, therefore, are generally dependent upon or associated with scientific technological issues. The entire value of the portfolio may decrease if technology-related industries decline. Further, the prices of many science and technology companies have experienced considerable volatility in the past and may do so in the future.

HEALTH CARE SECTOR



To the extent the portfolio invests a significant portion of its assets in one or more economic sectors or industries at any time, the portfolio will face a greater risk of loss due to factors affecting the sectors or industries than if the portfolio always maintained wide diversity among the sectors and industries in which it invests.



Health care companies are strongly affected by worldwide scientific or technological developments. Their products may rapidly become obsolete and are also often dependent on the developer's ability to receive patents from regulatory agencies and then to enforce them in the market. A health care company's valuation can often be based largely on the potential or actual performance of a limited number of products. A health care company's valuation can be greatly affected if one of its products proves unsafe, ineffective or unprofitable. Many health care companies are also subject to significant government regulation and may be affected by changes in governmental policies. As a result, investments in the health and biotechnology segments include the risk that the economic prospects, and the share prices, of health and biotechnology companies can fluctuate dramatically due to changes in the regulatory or competitive environments.


GROWTH STOCKS
Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

NON-DIVERSIFICATION
Focusing investments in a small number of issuers, industries or foreign currencies increases risk. Because the portfolio is non-diversified, it may be more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be.




PLEASE ALSO SEE THE PORTFOLIO'S WEBSITE AT WWW.TRANSAMERICAFUNDS.COM (SELECT TRANSAMERICA VARIABLE PORTFOLIO) FOR MORE INFORMATION ABOUT THE PORTFOLIO.


YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.



                                       TST
                   TST-2 Transamerica Science & Technology VP

(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------


The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the return of broad measures of market performance. This portfolio's benchmark is the Dow Jones U.S. Technology Index, a widely recognized, unmanaged index of market performance that measures the performance of the technology sector of the U.S. equity market. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.


Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

(PERFORMANCE GRAPH)

2001                                          -36.94
2002                                          -38.12
2003                                           50.95
2004                                            8.06
2005                                            2.06
2006                                            1.01
2007                                           32.75
2008                                          -48.59



The highest and lowest quarterly returns for the periods reflected in the bar chart are:


                    Highest:   34.92%   Quarter ended  12/31/2001
                    Lowest:   (34.65)%  Quarter ended   9/30/2001



                          AVERAGE ANNUAL TOTAL RETURNS
                   (For Calendar Year ended December 31, 2008)


                                                 LIFE OF
                             1 YEAR    5 YEAR     FUND*
                             ------    ------    -------
Initial Class                (48.59)%   (5.34)%   (12.90)%
Service Class                (48.87)%   (5.65)%    (0.18)%
Dow Jones U.S. Technology
  Index                      (42.85)%   (5.21)%   (12.96)%




* Initial Class shares commenced operations May 1, 2000; Service Class shares commenced operations May 1, 2003.

(1) Prior to August 1, 2006, a different sub-adviser managed this portfolio and prior to October 27, 2006, it used different investment strategies; the performance set forth prior to that date is attributable to that sub-adviser.

(MONEY ICON)
EXPENSES
----------------------------------------


When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts. The table below sets forth the estimated fees and expenses you may pay if you invest in the portfolio's shares, and, unless otherwise indicated, reflects expenses incurred by the portfolio during its fiscal year ended December 31, 2008. Actual expenses may vary significantly.


FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets


                                     CLASS OF SHARES
                                   INITIAL     SERVICE
------------------------------------------------------
Management fees                      0.78%       0.78%
Rule 12b-1 fees                      0.00%(b)    0.25%
Other expenses                       0.08%       0.08%
                                   -------------------
TOTAL                                0.86%       1.11%
Expense reduction(c)                 0.00%       0.00%
                                   -------------------
NET OPERATING EXPENSES               0.86%       1.11%
------------------------------------------------------




(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2008.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2010. The Board of Trustees reserves the right to cause such fees to be paid after that date.

(c) Contractual arrangement with Transamerica Asset Management, Inc. ("TAM") through April 30, 2010 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.98%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.98% of average daily net assets, excluding 12b-1 fees and certain extraordinary expenses.



                                       TST
                   TST-3 Transamerica Science & Technology VP

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It shows the cumulative expenses you would pay if you invested $10,000, reinvested all distributions and dividends without a sales charge, and held your shares for the periods shown and then redeem all of your shares at the end of those periods, with a 5% annual return (this assumption is required by the SEC and is not a prediction of the portfolio's future performance) and portfolio operating expenses remaining the same. Because actual returns and expenses will be different, the example is for comparison only.


The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.


SHARE CLASS               1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------
Initial Class              $ 88      $307      $543     $1,223
Service Class              $113      $353      $612     $1,352
---------------------------------------------------------------




(BRIEFCASE ICON)

MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.78% of the first $500 million; and 0.70% in excess of $500 million.


For the fiscal year ended December 31, 2008, the portfolio paid a management fee of 0.78% of the portfolio's average daily net assets.


SUB-ADVISER: Transamerica Investment Management, LLC 11111 Santa Monica Blvd., Suite 820, Los Angeles, CA 90025

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.35% of the first $250 million; 0.30% of over $250 million up to $500 million; and 0.25% in excess of $500 million.


A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's semi-annual report for the fiscal period ended June 30, 2008.


PORTFOLIO MANAGERS:




KIRK J. KIM, PORTFOLIO MANAGER (LEAD) Kirk J. Kim is Principal and Portfolio Manager at TIM. He manages sub-advised funds and institutional separate accounts in TIM's Convertible Securities discipline and is a member of TIM's Concentrated All Cap Growth Equity investment team. Prior to joining TIM in 1997, Mr. Kim worked as a securities analyst for The Franklin Templeton Group. He holds a B.S. in Finance from the University of Southern California. Mr. Kim has 13 years of investment experience.



JEFFREY J. HOO, CFA, PORTFOLIO MANAGER (CO) Jeffrey J. Hoo is a Principal and Portfolio Manager at TIM. He manages sub-advised funds and institutional separate accounts in the Microcap Equity discipline. Mr. Hoo's analytical responsibilities include the healthcare sector and industries within the consumer discretionary sector. He joined TIM in 2005 when the firm acquired Westcap Investors, LLC. Prior to Westcap, Mr. Hoo worked at Sony Pictures Entertainment and KPMG. He is also a past Vice President and board member of the Asian Professional Exchange of Los Angeles. Mr. Hoo earned a B.A. from Duke University and an M.B.A. from the University of California, Los Angeles. He has earned the right to use the Chartered Financial Analyst designation. Mr. Hoo has 11 years of investment experience.



ERIK U. ROLLE, PORTFOLIO MANAGER (CO) Erik U. Rolle is a Securities Analyst and Co-Portfolio Manager at TIM. Mr. Rolle co-manages sub-advised funds and institutional separate accounts in the Growth Equity discipline. Prior to joining TIM in 2005, Mr. Rolle worked as a Research Associate at Bradford & Marzec where his primary responsibilities were within trading and credit research. He received a B.S. in Finance and a B.S. in Journalism from the University of Colorado at Boulder. Mr. Rolle has 6 years of investment experience.



JOSHUA D. SHASKAN, CFA, PORTFOLIO MANAGER (CO) Joshua D. Shaskan is a Principal and Portfolio Manager at TIM. He manages sub-advised funds and institutional separate accounts in the Small and Small/Mid (SMID) Growth Equity disciplines. He


                                       TST
                   TST-4 Transamerica Science & Technology VP joined TIM in 2005 when the firm acquired Westcap Investors, LLC. Prior to Westcap, Mr. Shaskan served as an Investment Specialist for three years at Wells Fargo Securities and was also previously a Financial Advisor at Prudential Securities. He earned a B.A. from the University of California, Davis, and an M.B.A. from the University of California, Los Angeles. Mr. Shaskan has earned the right to use the Chartered Financial Analyst designation and has 16 years of investment experience.



TIM, through its parent company, has provided investment advisory services to various clients since 1967.


The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the portfolio.


                                       TST
                   TST-5 Transamerica Science & Technology VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2008 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2008 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.


                                                                     INITIAL CLASS
                                              -----------------------------------------------------------
                                                                YEAR ENDED DECEMBER 31,
FOR A SHARE OUTSTANDING THROUGHOUT EACH       -----------------------------------------------------------
PERIOD                                          2008        2007         2006         2005         2004
---------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of year                             $  5.35     $   4.03     $   4.36     $   4.29     $   3.97
INVESTMENT OPERATIONS
Net investment income (loss)(a)                 (0.01)       (0.02)       (0.01)       (0.01)        0.02
Net realized and unrealized gain (loss)         (2.50)        1.34         0.02         0.10         0.30
                                              -----------------------------------------------------------
Total operations                                (2.51)        1.32         0.01         0.09         0.32
                                              -----------------------------------------------------------
DISTRIBUTIONS
From net investment income                         --           --           --        (0.02)          --
From net realized gains                         (0.23)          --        (0.34)          --           --
                                              -----------------------------------------------------------
Total distributions                             (0.23)          --        (0.34)       (0.02)          --
                                              -----------------------------------------------------------
NET ASSET VALUE
End of year                                   $  2.61     $   5.35     $   4.03     $   4.36     $   4.29
                                              -----------------------------------------------------------
TOTAL RETURN(B)                                (48.59)%      32.75%        1.01%        2.06%        8.06%
NET ASSETS END OF YEAR (000's)                $68,734     $193,067     $135,878     $153,247     $209,049
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets                   0.86%        0.85%        0.85%        0.88%        0.85%
Net investment income (loss), to average
  net assets                                    (0.27)%      (0.38)%      (0.33)%      (0.22)%       0.38%
Portfolio turnover rate                            52%          62%          93%          91%          35%
---------------------------------------------------------------------------------------------------------

                                                                     SERVICE CLASS
                                              -----------------------------------------------------------
                                                                YEAR ENDED DECEMBER 31,
FOR A SHARE OUTSTANDING THROUGHOUT EACH       -----------------------------------------------------------
PERIOD                                          2008        2007         2006         2005         2004
---------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of year                             $  5.30     $   4.00     $   4.34     $   4.28     $   3.97
INVESTMENT OPERATIONS
Net investment income (loss)(a)                 (0.02)       (0.03)       (0.02)       (0.02)        0.02
Net realized and unrealized gain (loss)         (2.48)        1.33         0.02         0.09         0.29
                                              -----------------------------------------------------------
Total operations                                (2.50)        1.30           --         0.07         0.31
                                              -----------------------------------------------------------
DISTRIBUTIONS
From net investment income                         --           --           --        (0.01)          --
From net realized gains                         (0.23)          --        (0.34)          --           --
                                              -----------------------------------------------------------
Total distributions                             (0.23)          --        (0.34)       (0.01)          --
                                              -----------------------------------------------------------
NET ASSET VALUE
End of year                                   $  2.57     $   5.30     $   4.00     $   4.34     $   4.28
TOTAL RETURN(B)                                (48.87)%      32.50%        0.76%        1.86%        7.56%
NET ASSETS END OF YEAR (000's)                $ 2,660     $  7,083     $  2,504     $  2,251     $  2,324
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets                   1.11%        1.10%        1.10%        1.13%        1.15%
Net investment income (loss), to average
  net assets                                    (0.54)%      (0.65)%      (0.59)%      (0.47)%       0.48%
Portfolio turnover rate                            52%          62%          93%          91%          35%
---------------------------------------------------------------------------------------------------------





(a)  Calculation is based on average number of shares outstanding.



(b) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.



                                       TST
                   TST-6 Transamerica Science & Technology VP

(TRANSAMERICA INVESTMENT MANAGEMENT LOGO)    TRANSAMERICA SMALL/MID CAP VALUE VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------
This portfolio seeks to maximize total return.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------
The portfolio's sub-adviser, Transamerica Investment Management, LLC ("TIM"), seeks to achieve this objective by investing, under normal conditions, at least 80% of its net assets in small- and mid-cap equity securities of domestic companies. The portfolio defines small- and mid-cap equities as companies whose market capitalization falls within the range of $100 million to $8 billion.

The portfolio generally will invest in small- and mid-cap equities with valuation characteristics including low price/earnings, price/book, and price/cash flow ratios. These characteristics are evaluated based upon a proprietary analysis of normalized levels of profitability. TIM's security selection process favors companies with above-average normalized net margins, returns on equity, returns on assets, free cash flow generation and revenue and earnings growth rates. Trends in balance sheet items including inventories, account receivables, and payables are scrutinized as well. TIM also reviews the company's products/services, market position, industry condition, financial and accounting policies and quality of management. Securities of issuers that possess the greatest combination of the aforementioned attributes are then prioritized as candidates for purchase.


Although the portfolio will invest primarily in publicly traded U.S. securities, it will be able to invest up to 10% of its total assets in foreign securities, including securities of issuers in emerging countries and securities quoted in foreign currencies.



The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.



Please see Appendix A for more information about investment strategies.


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

Risk is inherent in all investing. The value of your investment in the portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the portfolio or your investment may not perform as well as other similar investments. The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:



MARKET


The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. If the market prices of the securities owned by the portfolio fall, the value of your investment in the portfolio will decline. The value of a security may fall due to factors affecting securities markets generally or a particular sector of the securities markets or factors affecting particular industries or issuers. The equity and debt capital markets in the United States and internationally have experienced unprecedented volatility. This financial crisis has caused a significant decline in the value and liquidity of many securities. This environment could make identifying investment risks and opportunities especially difficult. These market conditions may continue or get worse. Changes in market conditions will not have the same impact on all types of securities.


STOCKS

Stocks may be volatile -- their prices may go up and down dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, the securities market as a whole or the overall economy. Because the stocks the portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.



SMALL- OR MEDIUM-SIZED COMPANIES


Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies, particularly developing companies, generally are subject to more volatility in price than larger company securities. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing


                                       TST
                   TSMCV-1 Transamerica Small/Mid Cap Value VP economic conditions. Smaller companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.


VALUE INVESTING

The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced. The portfolio may underperform other equity portfolios that use different investing styles. The portfolio may also underperform other equity portfolios using the value style.




FOREIGN SECURITIES
Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs), and European Depositary Receipts
(EDRs), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:




 - different accounting and reporting practices


 - less information available to the public


 - less (or different) regulation of securities markets


 - more complex business negotiations


 - less liquidity


 - more fluctuations in prices


 - delays in settling foreign securities transactions


 - higher costs for holding shares (custodial fees)


 - higher transaction costs


 - vulnerability to seizure and taxes


 - political or financial instability and small markets


 - different market trading days





CURRENCY


When the portfolio invests in securities denominated in foreign currencies, it is subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, the portfolio's investments in foreign currency denominated securities may reduce the returns of the portfolio.



EMERGING MARKETS


Investing in the securities of issuers located in or principally doing business in emerging markets bears foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging markets countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging markets countries may be required to establish special custody or other arrangements before investing.





PLEASE ALSO SEE THE PORTFOLIO'S WEBSITE AT WWW.TRANSAMERICAFUNDS.COM (SELECT TRANSAMERICA VARIABLE PORTFOLIO) FOR MORE INFORMATION ABOUT THE PORTFOLIO.


YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.



                                       TST
                   TSMCV-2 Transamerica Small/Mid Cap Value VP

(GRAPH ICON)

PAST PERFORMANCE(1)
----------------------------------------


The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Russell 2500(R) Value Index, is a widely recognized, unmanaged index of market performance that measures the performance of those Russell 2500 companies with lower price-to-book ratios and lower forecasted growth values. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.


Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

(PERFORMANCE GRAPH)

1999                                           29.39
2000                                           11.02
2001                                           28.79
2002                                          -39.46
2003                                           90.83
2004                                           16.35
2005                                           13.56
2006                                           18.05
2007                                           24.74
2008                                          -40.86



The highest and lowest quarterly returns for the periods reflected in the bar chart are:


                    Highest:   44.49%   Quarter ended  12/31/2001
                    Lowest:   (33.09)%  Quarter ended   9/30/2002



                          AVERAGE ANNUAL TOTAL RETURNS
                   (For Calendar Year ended December 31, 2008)


                                                        10 YEARS
                                                         OR LIFE
                                   1 YEAR    5 YEARS    OF FUND*
                                   ------    -------    --------
Initial Class                      (40.86)%    2.84%      9.41%
Service Class                      (41.05)%     N/A       2.57%
Russell 2500(R) Value Index        (31.99)%   (0.15)%     5.72%




 *   Service Class shares commenced operations on May 1, 2004.

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Dreyfus Small Cap Value Portfolio of Endeavor Series Trust. TIM has been the portfolio's sub-adviser since May 1, 2004.

(MONEY ICON)
EXPENSES
----------------------------------------


When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts. The table below sets forth the estimated fees and expenses you may pay if you invest in the portfolio's shares, and, unless otherwise indicated, reflects expenses incurred by the portfolio during its fiscal year ended December 31, 2008. Actual expenses may vary significantly.


FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets


                                             CLASS OF SHARES
                                           INITIAL     SERVICE
--------------------------------------------------------------
Management fees                              0.80%       0.80%
Rule 12b-1 fees                              0.00%(b)    0.25%
Other expenses                               0.06%       0.06%
                                           -------------------
TOTAL                                        0.86%       1.11%
Expense reduction(c)                         0.00%       0.00%
                                           -------------------
NET OPERATING EXPENSES                       0.86%       1.11%
--------------------------------------------------------------




(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2008.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2010. The Board of Trustees reserves the right to cause such fees to be paid after that date.

(c) Contractual arrangement with Transamerica Asset Management, Inc. ("TAM") through April 30, 2010 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.89%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.89% of average daily net assets, excluding 12b-1 fees and certain extraordinary expenses.



                                       TST
                   TSMCV-3 Transamerica Small/Mid Cap Value VP

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It shows the cumulative expenses you would pay if you invested $10,000, reinvested all distributions and dividends without a sales charge, and held your shares for the periods shown and then redeem all of your shares at the end of those periods, with a 5% annual return (this assumption is required by the SEC and is not a prediction of the portfolio's future performance) and portfolio operating expenses remaining the same. Because actual returns and expenses will be different, the example is for comparison only.


The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.


SHARE CLASS               1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------

Initial Class              $ 88      $307      $543     $1,223
Service Class              $113      $353      $612     $1,352

---------------------------------------------------------------





(BRIEFCASE ICON)

MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.


ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $500 million; and 0.75% in excess of $500 million.



For the fiscal year ended December 31, 2008, the portfolio paid a management fee of 0.80% of the portfolio's average daily net assets.




SUB-ADVISER: Transamerica Investment Management, LLC, 11111 Santa Monica Blvd., Suite 820, Los Angeles, CA 90025

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.375% of the first $500 million; and 0.325% of assets in excess of $500 million, less 50% of any amount reimbursed to the portfolio by TAM pursuant to the expense limitation.


A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's semi-annual report for the fiscal period ended June 30, 2008.



PORTFOLIO MANAGERS:





JEFFREY J. HOO, CFA, PORTFOLIO MANAGER (LEAD) Jeffrey J. Hoo is Principal and Portfolio Manager at TIM. He manages sub-advised funds and institutional separate accounts in the Microcap Equity discipline. Mr. Hoo's analytical responsibilities include the healthcare sector and industries within the consumer discretionary sector. He joined TIM in 2005 when the firm acquired Westcap Investors, LLC. Prior to Westcap, Mr. Hoo worked at Sony Pictures Entertainment and KPMG. He is also a past Vice President and board member of the Asian Professional Exchange of Los Angeles. Mr. Hoo earned a B.A. from Duke University and an M.B.A. from the University of California, Los Angeles. He has earned the right to use the Chartered Financial Analyst designation. Mr. Hoo has 11 years of investment experience.



JOSHUA D. SHASKAN, CFA, PORTFOLIO MANAGER (LEAD) Joshua D. Shaskan is Principal and Portfolio Manager at TIM. He manages sub-advised funds and institutional separate accounts in the Small and Small/Mid (SMID) Growth Equity disciplines. He joined TIM in 2005 when the firm acquired Westcap Investors LLC. Prior to Westcap, Mr. Shaskan served as an Investment Specialist for three years at Wells Fargo Securities and was also previously a Financial Advisor at Prudential Securities. He earned a B.A. from the University of California, Davis, and an M.B.A. from the University of California, Los Angeles. Mr. Shaskan has earned the right to use the Chartered Financial Analyst designation and has 16 years of investment experience.



THOMAS E. LARKIN, III, PORTFOLIO MANAGER (CO) Mr. Larkin co-manages institutional and retail portfolios in the diversified equity strategy. In addition, his senior securities analyst responsibilities include covering the producer durables, autos and transportation, and materials and processing sectors. He joined TIM in 2005 when the firm acquired Westcap Investors LLC. Prior to Westcap,


                                       TST
                   TSMCV-4 Transamerica Small/Mid Cap Value VP

Mr. Larkin interned with Morgan Stanley in the Private Wealth Management Division and with Trust Company of the West as an analyst with their Worldwide Opportunities Emerging Markets Fund. He earned a B.A. in economics from Duke University. Mr. Larkin is currently a CFA Level I candidate and has eight years of investment experience.


TIM, through its parent company, has provided investment advisory services to various clients since 1967.


The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the portfolio.



                                       TST
                   TSMCV-5 Transamerica Small/Mid Cap Value VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2008 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2008 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.


                                                                      INITIAL CLASS
                                            ----------------------------------------------------------------
                                                                 YEAR ENDED DECEMBER 31,
FOR A SHARE OUTSTANDING THROUGHOUT EACH     ----------------------------------------------------------------
PERIOD                                        2008         2007         2006         2005           2004
------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of year                           $  22.10     $  19.58     $  18.33     $  16.94       $  14.56
INVESTMENT OPERATIONS
Net investment income(a)                        0.28         0.34         0.19         0.16           0.07
Net realized and unrealized gain (loss)        (8.43)        4.35         2.94         2.11           2.31
                                            ----------------------------------------------------------------
Total operations                               (8.15)        4.69         3.13         2.27           2.38
                                            ----------------------------------------------------------------
DISTRIBUTIONS
From net investment income                     (0.29)       (0.21)       (0.18)       (0.08)            --
From net realized gains                        (2.06)       (1.96)       (1.70)       (0.80)            --
                                            ----------------------------------------------------------------
Total distributions                            (2.35)       (2.17)       (1.88)       (0.88)            --
                                            ----------------------------------------------------------------
NET ASSET VALUE
End of year                                 $  11.60     $  22.10     $  19.58     $  18.33       $  16.94
                                            ----------------------------------------------------------------
TOTAL RETURN(B)                               (40.86)%      24.74%       18.05%       13.56%         16.35%
NET ASSETS END OF YEAR (000's)              $175,980     $463,795     $409,879     $407,351       $421,079
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets                  0.86%        0.85%        0.86%        0.86%          0.84%
Net investment income, to average net
  assets                                        1.52%        1.57%        0.98%        0.92%          0.48%
Portfolio turnover rate                           60%          18%          24%          33%           139%
------------------------------------------------------------------------------------------------------------

                                                                      SERVICE CLASS
                                            ----------------------------------------------------------------
                                                                 YEAR ENDED DECEMBER 31,
                                            ----------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH                                                           MAY 3 TO
PERIOD                                        2008         2007         2006         2005       DEC 31, 2004
------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of year                           $  21.94     $  19.48     $  18.26     $  16.92       $  14.71
INVESTMENT OPERATIONS
Net investment income(a)                        0.23         0.27         0.14         0.15           0.10
Net realized and unrealized gain (loss)        (8.36)        4.33         2.94         2.06           2.11
                                            ----------------------------------------------------------------
Total operations                               (8.13)        4.60         3.08         2.21           2.21
                                            ----------------------------------------------------------------
DISTRIBUTIONS
From net investment income                     (0.26)       (0.18)       (0.16)       (0.07)            --
From net realized gains                        (2.06)       (1.96)       (1.70)       (0.80)            --
                                            ----------------------------------------------------------------
Total distributions                            (2.32)       (2.14)       (1.86)       (0.87)            --
                                            ----------------------------------------------------------------
NET ASSET VALUE
End of year                                 $  11.49     $  21.94     $  19.48     $  18.26       $  16.92
                                            ----------------------------------------------------------------
TOTAL RETURN(B)                               (41.05)%      24.39%       17.82%       13.26%         15.02%(c)
NET ASSETS END OF YEAR (000's)              $ 12,628     $ 31,226     $ 15,822     $ 10,717       $  1,443
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets                  1.11%        1.10%        1.11%        1.11%          1.11%(d)
Net investment income, to average net
  assets                                        1.29%        1.27%        0.73%        0.82%          0.94%(d)
Portfolio turnover rate                           60%          18%          24%          33%           139%(c)
------------------------------------------------------------------------------------------------------------





(a)  Calculation is based on average number of shares outstanding.





(b) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.





(c)  Not annualized.



(d)  Annualized.



                                       TST
                   TSMCV-6 Transamerica Small/Mid Cap Value VP

(T. ROWE PRICE LOGO)                 TRANSAMERICA T. ROWE PRICE EQUITY INCOME VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------
The portfolio seeks to provide substantial dividend income as well as long-term growth of capital by primarily investing in the dividend-paying common stocks of established companies.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------
The portfolio's sub-adviser, T. Rowe Price Associates, Inc. ("T. Rowe Price") seeks to achieve the portfolio's objective by primarily investing at least 80% of the portfolio's net assets in common stocks, with 65% in the common stocks of well-established companies paying above-average dividends.

T. Rowe Price typically employs a "value" approach in selecting investments. Their in-house research team seeks companies that appear to be undervalued by various measures and may be temporarily out of favor but have good prospects for capital appreciation and dividend growth.


In selecting investments, T. Rowe Price generally favors companies in the aggregate with one or more of the following:


- An established operating history

- Above-average dividend yield relative to the Standard & Poor's 500 Stock Index ("S&P 500 Index")


- Low price-to-earnings ratio relative to the S&P 500 Index

- A sound balance sheet and other positive financial characteristics
- Low stock price relative to a company's underlying value as measured by assets, cash flow or business franchises


Under normal market conditions, substantial dividend income means that the yield on the portfolio's securities generally exceeds the yield on the portfolio's benchmark. In pursuing its investment objective, the portfolio's management has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the portfolio's management believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.


Most of the portfolio's assets will be invested in U.S. common stocks. However, the portfolio may also invest in foreign securities (up to 25% of total assets) and other securities, including futures and options, in keeping with its investment objective. The portfolio may also invest in fixed-income securities without regard to quality, maturity or rating, including up to 10% in non-investment grade fixed-income securities. Bank debt and loan participations and assignments may also be purchased.

The portfolio may sell securities for a variety of reasons, such as to secure gains, limit losses, or re-deploy assets into more promising opportunities.


The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.



Please see Appendix A for more information about investment strategies.


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

Risk is inherent in all investing. The value of your investment in the portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the portfolio or your investment may not perform as well as other similar investments. The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:



MARKET


The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. If the market prices of the securities owned by the portfolio fall, the value of your investment in the portfolio will decline. The value of a security may fall due to factors affecting securities markets generally or a particular sector of the securities markets or factors affecting particular industries or issuers. The equity and debt capital markets in the United States and internationally


                                       TST
              TTRPEI-1 Transamerica T. Rowe Price Equity Income VP have experienced unprecedented volatility. This financial crisis has caused a significant decline in the value and liquidity of many securities. This environment could make identifying investment risks and opportunities especially difficult. These market conditions may continue or get worse. Changes in market conditions will not have the same impact on all types of securities.


STOCKS

Stocks may be volatile -- their prices may go up and down dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, the securities market as a whole or the overall economy. Because the stocks the portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.


FOREIGN SECURITIES
Investments in foreign securities, including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:




- different accounting and reporting practices


- less information available to the public


- less (or different) regulation of securities markets


- more complex business negotiations


- less liquidity


- more fluctuations in prices


- delays in settling foreign securities transactions


- higher costs for holding shares (custodial fees)


- higher transaction costs


- vulnerability to seizure and taxes


- political or financial instability and small markets


- different market trading days



CURRENCY


When the portfolio invests in securities denominated in foreign currencies, it is subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, the portfolio's investments in foreign currency denominated securities may reduce the returns of the portfolio.


VALUE INVESTING

The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced. The portfolio may underperform other equity portfolios that use different investing styles. The portfolio may also underperform other equity portfolios using the value style.


DERIVATIVES

The use of derivative instruments may involve risks and costs different from, and possibly greater than, the risks and costs associated with investing directly in securities or other traditional investments. The portfolio's use of certain derivatives may in some cases involve forms of financial leverage, which involves risk and may increase the volatility of the portfolio's net asset value. Even a small investment in derivatives can have a disproportionate impact on the portfolio. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the portfolio. The other parties to certain derivative contracts present the same types of default or credit risk as issuers of fixed income securities. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may be difficult to value, or may be subject to the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. In addition, derivatives may be subject to market risk, interest rate risk and credit risk. The portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances or at reasonable prices. The portfolio's sub-adviser may not make use of derivatives for a variety of reasons.


FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying

                                       TST
              TTRPEI-2 Transamerica T. Rowe Price Equity Income VP stocks. Increases in interest rates may cause the value of your investment to go down. The longer the maturity or duration, the more sensitive the value of a fixed-income security is to fluctuations in interest rates

 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes

 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines. The portfolio may incur expenses to protect the portfolio's interest in securities experiencing these events. If the portfolio invests in securities that are subordinated to other securities, or which represent interests in pools of such subordinated securities, those investments may be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer.


If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

HIGH-YIELD DEBT SECURITIES

High-yield debt securities, or junk bonds, are securities which are rated below "investment grade" or, if unrated, are considered by the sub-adviser to be of equivalent quality. High-yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments or in bankruptcy. A portfolio with high-yield debt securities may be more susceptible to credit risk and market risk than a portfolio that invests only in higher-quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, the portfolio's sub-adviser may find it more difficult to sell these securities or may have to sell them at lower prices. High-yield debt securities are not generally meant for short-term investing.





PLEASE ALSO SEE THE PORTFOLIO'S WEBSITE AT WWW.TRANSAMERICAFUNDS.COM (SELECT TRANSAMERICA VARIABLE PORTFOLIO) FOR MORE INFORMATION ABOUT THE PORTFOLIO.


YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)

PAST PERFORMANCE(1)

----------------------------------------


The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's primary benchmark, the S&P 500 Index, is comprised of 500 widely traded common stocks that measures the general performance of the market. The secondary


                                       TST
              TTRPEI-3 Transamerica T. Rowe Price Equity Income VP benchmark, the Russell 1000(R) Value Index, measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. Each index is a widely recognized, unmanaged index of market performance. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.


Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

(PERFORMANCE GRAPH)

1999                                            3.47
2000                                           12.31
2001                                            2.17
2002                                          -12.81
2003                                           25.59
2004                                           14.81
2005                                            4.11
2006                                           18.96
2007                                            3.32
2008                                          -35.97



The highest and lowest quarterly returns for the periods reflected in the bar chart are:




                    Highest:  16.70%   Quarter ended  6/30/2003
                    Lowest:  (22.22)%  Quarter ended 12/31/2008



                          AVERAGE ANNUAL TOTAL RETURNS
                   (For Calendar Year ended December 31, 2008)


                                                        10 YEARS
                                                         OR LIFE
                                   1 YEAR    5 YEARS    OF FUND*
                                   ------    -------    --------
Initial Class                      (35.97)%   (1.22)%      2.03%
Service Class                      (36.19)%   (1.48)%      2.33%
S&P 500 Index                      (37.00)%   (2.19)%     (1.38)%
Russell 1000(R) Value Index        (36.85)%   (0.79)%      1.36%




 *   Service Class shares commenced operations May 1, 2003.

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, T. Rowe Price Equity Income Portfolio of Endeavor Series Trust.

(MONEY ICON)
EXPENSES
----------------------------------------


When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts. The table below sets forth the estimated fees and expenses you may pay if you invest in the portfolio's shares, and, unless otherwise indicated, reflects expenses incurred by the portfolio during its fiscal year ended December 31, 2008. Actual expenses may vary significantly.


FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets



                                             CLASS OF SHARES
                                           INITIAL     SERVICE
--------------------------------------------------------------
Management fees                              0.74%       0.74%
Rule 12b-1 fees                              0.00%(b)    0.25%
Other expenses                               0.06%       0.06%
                                           -------------------
TOTAL                                        0.80%       1.05%
Expense reduction(c)                         0.00%       0.00%
                                           -------------------
NET OPERATING EXPENSES                       0.80%       1.05%
--------------------------------------------------------------




(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2008.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2010. The Board of Trustees reserves the right to cause such fees to be paid after that date.

(c) Contractual arrangement with Transamerica Asset Management, Inc. ("TAM") through April 30, 2010 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.88%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.88% of average daily net assets, excluding 12b-1 fees and certain extraordinary expenses.



                                       TST
              TTRPEI-4 Transamerica T. Rowe Price Equity Income VP

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It shows the cumulative expenses you would pay if you invested $10,000, reinvested all distributions and dividends without a sales charge, and held your shares for the periods shown and then redeem all of your shares at the end of those periods, with a 5% annual return (this assumption is required by the SEC and is not a prediction of the portfolio's future performance) and portfolio operating expenses remaining the same. Because actual returns and expenses will be different, the example is for comparison only.


The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.


SHARE CLASS                 1 YEAR  3 YEARS  5 YEARS  10 YEARS
--------------------------------------------------------------
Initial Class                $ 82     $288     $511    $1,153
Service Class                $107     $334     $579    $1,283
--------------------------------------------------------------





(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------



INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.75% of the first $250 million; 0.74% over $250 million up to $500 million; and 0.75% of average daily net assets in excess of $500 million.


For the fiscal year ended December 31, 2008, the portfolio paid a management fee of 0.74% of the portfolio's average daily net assets.


SUB-ADVISER: T. Rowe Price Associates, Inc., 100 East Pratt Street, Baltimore, MD 21202

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.40% of the first $250 million of the portfolio's average daily net assets; 0.375% over $250 million up to $500 million; and 0.35% of assets over $500 million.

T. Rowe Price has agreed to a voluntary fee waiver based on the combined average daily net assets of T. Rowe Price Equity Income, T. Rowe Price Growth Stock and
T. Rowe Price Small Cap as follows:

Assets between $750
  million and $1.5
  billion................           5% fee reduction
Assets between $1.5
  billion and $3
  billion................         7.5% fee reduction
Assets above $3 billion..        10.0% fee reduction


Any reduction in fees is split evenly between shareholders and TAM.


A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's semi-annual report for the fiscal period ended June 30, 2008.


PORTFOLIO MANAGER:


BRIAN C. ROGERS, CFA, CIC, a Vice President and Chief Investment Officer of T. Rowe Price, manages the portfolio day-to-day and has been Chairman of the portfolio's Investment Advisory Committee since 1993. He joined T. Rowe Price in 1982 and has been managing investments since 1980. Mr. Rogers has managed the retail T. Rowe Price Equity Income Fund since 1993.


The SAI provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager, and the portfolio manager's ownership of securities in the portfolio.


                                       TST
              TTRPEI-5 Transamerica T. Rowe Price Equity Income VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2008 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2008 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.


                                                                       INITIAL CLASS
                                             -----------------------------------------------------------------
                                                                  YEAR ENDED DECEMBER 31,
FOR A SHARE OUTSTANDING THROUGHOUT EACH      -----------------------------------------------------------------
PERIOD                                            2008           2007         2006         2005         2004
--------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of year                            $       19.08     $  20.81     $  20.12     $  21.32     $  18.96
INVESTMENT OPERATIONS
Net investment income(a)                              0.36         0.36         0.33         0.33         0.31
Net realized and unrealized gain (loss)              (5.79)        0.34         3.18         0.50         2.45
                                             -----------------------------------------------------------------
Total operations                                     (5.43)        0.70         3.51         0.83         2.76
                                             -----------------------------------------------------------------
DISTRIBUTIONS
From net investment income                           (0.42)       (0.47)       (0.41)       (0.39)       (0.26)
From net realized gains                              (4.90)       (1.96)       (2.41)       (1.64)       (0.14)
                                             -----------------------------------------------------------------
Total distributions                                  (5.32)       (2.43)       (2.82)       (2.03)       (0.40)
                                             -----------------------------------------------------------------
NET ASSET VALUE
End of year                                       $   8.33     $  19.08     $  20.81     $  20.12     $  21.32
                                             -----------------------------------------------------------------
TOTAL RETURN(B)                                     (35.97)%       3.32%       18.96%        4.11%       14.81%
NET ASSETS END OF YEAR (000's)                    $267,148     $531,387     $841,295     $802,067     $919,982
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets                        0.80%        0.80%        0.80%        0.79%        0.78%
Net investment income, to average net
  assets                                              2.55%        1.70%        1.61%        1.60%        1.57%
Portfolio turnover rate                                 27%          22%          14%          22%          22%
--------------------------------------------------------------------------------------------------------------

                                                                       SERVICE CLASS
                                             -----------------------------------------------------------------
                                                                  YEAR ENDED DECEMBER 31,
FOR A SHARE OUTSTANDING THROUGHOUT EACH      -----------------------------------------------------------------
PERIOD                                            2008           2007         2006         2005         2004
--------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of year                            $       19.15     $  20.89     $  20.19     $  21.42     $  19.05
INVESTMENT OPERATIONS
Net investment income(a)                              0.33         0.30         0.28         0.28         0.29
Net realized and unrealized gain (loss)              (5.83)        0.35         3.20         0.50         2.43
                                             -----------------------------------------------------------------
Total operations                                     (5.50)        0.65         3.48         0.78         2.72
                                             -----------------------------------------------------------------
DISTRIBUTIONS
From net investment income                           (0.37)       (0.43)       (0.37)       (0.37)       (0.21)
From net realized gains                              (4.90)       (1.96)       (2.41)       (1.64)       (0.14)
                                             -----------------------------------------------------------------
Total distributions                                  (5.27)       (2.39)       (2.78)       (2.01)       (0.35)
                                             -----------------------------------------------------------------
NET ASSET VALUE
End of year                                       $   8.38     $  19.15     $  20.89     $  20.19     $  21.42
                                             -----------------------------------------------------------------
TOTAL RETURN(B)                                     (36.19)%       3.06%       18.71%        3.81%       14.56%
NET ASSETS END OF YEAR (000's)                    $ 13,643     $ 31,626     $ 28,865     $ 21,561     $ 11,765
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets                        1.05%        1.05%        1.05%        1.04%        1.04%
Net investment income, to average net
  assets                                              2.28%        1.45%        1.35%        1.37%        1.45%
Portfolio turnover rate                                 27%          22%          14%          22%          22%
--------------------------------------------------------------------------------------------------------------





(a)  Calculation is based on average number of shares outstanding.





(b) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.





                                       TST
              TTRPEI-6 Transamerica T. Rowe Price Equity Income VP

(T. ROWE PRICE LOGO)                  TRANSAMERICA T. ROWE PRICE GROWTH STOCK VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------
This portfolio seeks to provide long-term capital growth and, secondarily, increasing dividend income through investments in the common stocks of well-established growth companies.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, T. Rowe Price Associates, Inc. ("T. Rowe Price") seeks to achieve the portfolio's objective by investing primarily, and under normal circumstances, not less than 80% of its net assets in common stocks of a diversified group of growth companies. T. Rowe Price normally (but not always) seeks investments in companies that have the ability to pay increasing dividends through strong cash flow. T. Rowe Price generally looks for companies with an above-average rate of earnings growth and a lucrative niche in the economy that gives them the ability to sustain earnings momentum even during times of slow economic growth. As a growth investor, T. Rowe Price believes that when a company's earnings grow faster than both inflation and the overall economy, the market will eventually reward it with a higher stock price.


In pursuing its investment objective, the portfolio's management has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the portfolio's management believes a security could increase in value for a variety of reasons including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.


Most of the portfolio's assets will be invested in U.S. common stocks. T. Rowe Price may also invest in foreign securities (up to 30% of its total assets) and use futures and options, in keeping with its objective. The portfolio may sell securities for a variety of reasons, such as to secure gains, limit losses, or re-deploy assets into more promising opportunities.



The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.



Please see Appendix A for more information about investment strategies.


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

Risk is inherent in all investing. The value of your investment in the portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the portfolio or your investment may not perform as well as other similar investments. The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:



MARKET


The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. If the market prices of the securities owned by the portfolio fall, the value of your investment in the portfolio will decline. The value of a security may fall due to factors affecting securities markets generally or a particular sector of the securities markets or factors affecting particular industries or issuers. The equity and debt capital markets in the United States and internationally have experienced unprecedented volatility. This financial crisis has caused a significant decline in the value and liquidity of many securities. This environment could make identifying investment risks and opportunities especially difficult. These market conditions may continue or get worse. Changes in market conditions will not have the same impact on all types of securities.


STOCKS

Stocks may be volatile -- their prices may go up and down dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, the securities market as a whole or the overall economy. Because the stocks the portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.



                                       TST
               TTRPGS-1 Transamerica T. Rowe Price Growth Stock VP

GROWTH STOCKS


Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.


FOREIGN SECURITIES
Investments in foreign securities, including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:




- different accounting and reporting practices


- less information available to the public


- less (or different) regulation of securities markets


- more complex business negotiations


- less liquidity


- more fluctuations in prices


- delays in settling foreign securities transactions


- higher costs for holding shares (custodial fees)


- higher transaction costs


- vulnerability to seizure and taxes


- political or financial instability and small markets


- different market trading days



CURRENCY


When the portfolio invests in securities denominated in foreign currencies, it is subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, the portfolio's investments in foreign currency denominated securities may reduce the returns of the portfolio.


DERIVATIVES

The use of derivative instruments may involve risks and costs different from, and possibly greater than, the risks and costs associated with investing directly in securities or other traditional investments. The portfolio's use of certain derivatives may in some cases involve forms of financial leverage, which involves risk and may increase the volatility of the portfolio's net asset value. Even a small investment in derivatives can have a disproportionate impact on the portfolio. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the portfolio. The other parties to certain derivative contracts present the same types of default or credit risk as issuers of fixed income securities. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may be difficult to value, or may be subject to the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. In addition, derivatives may be subject to market risk, interest rate risk and credit risk. The portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances or at reasonable prices. The portfolio's sub-adviser may not make use of derivatives for a variety of reasons.





PLEASE ALSO SEE THE PORTFOLIO'S WEBSITE AT WWW.TRANSAMERICAFUNDS.COM (SELECT TRANSAMERICA VARIABLE PORTFOLIO) FOR MORE INFORMATION ABOUT THE PORTFOLIO.


YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website


                                       TST
               TTRPGS-2 Transamerica T. Rowe Price Growth Stock VP approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)

PAST PERFORMANCE(1)
----------------------------------------


The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's primary benchmark, the Standard & Poor's 500 Stock Index ("S&P 500 Index"), is comprised of 500 widely traded common stocks that measures the general performance of the market; the secondary benchmark, the Russell 1000(R) Growth Index, measures the performance of the Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. Each index is a widely recognized, unmanaged index of market performance. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.


Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

(PERFORMANCE GRAPH)

1999                                           22.19
2000                                           -0.51
2001                                          -10.04
2002                                          -22.81
2003                                           30.76
2004                                            9.86
2005                                            6.16
2006                                           13.38
2007                                            9.91
2008                                          -42.38



The highest and lowest quarterly returns for the periods reflected in the bar chart are:




                    Highest:  19.95%   Quarter ended 12/31/1999
                    Lowest:  (23.67)%  Quarter ended 12/31/2008



                          AVERAGE ANNUAL TOTAL RETURNS
                   (For Calendar Year ended December 31, 2008)


                                                       10 YEARS
                                                        OR LIFE
                                  1 YEAR    5 YEARS    OF FUND*
                                  ------    -------    --------
Initial Class                     (42.38)%   (3.48)%     (0.78)%
Service Class                     (42.50)%   (3.72)%      0.24%
S&P 500 Index                     (37.00)%   (2.19)%     (1.38)%
Russell 1000(R) Growth Index      (38.44)%   (3.42)%     (4.27)%




 *   Service Class shares commenced operations May 1, 2003.

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, T. Rowe Price Growth Stock Portfolio of Endeavor Series Trust.

(MONEY ICON)
EXPENSES
----------------------------------------


When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts. The table below sets forth the estimated fees and expenses you may pay if you invest in the portfolio's shares, and, unless otherwise indicated, reflects expenses incurred by the portfolio during its fiscal year ended December 31, 2008. Actual expenses may vary significantly.


FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets


                                             CLASS OF SHARES
                                           INITIAL     SERVICE
--------------------------------------------------------------
Management fees                              0.79%       0.79%
Rule 12b-1 fees                              0.00%(b)    0.25%
Other expenses                               0.08%       0.08%
                                           -------------------
TOTAL                                        0.87%       1.12%
Expense reduction(c)                         0.00%       0.00%
                                           -------------------
NET OPERATING EXPENSES                       0.87%       1.12%
--------------------------------------------------------------




(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2008.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2010. The Board of Trustees

                                       TST
               TTRPGS-3 Transamerica T. Rowe Price Growth Stock VP reserves the right to cause such fees to be paid after that date.

(c) Contractual arrangement with Transamerica Asset Management, Inc. ("TAM") through April 30, 2010 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.89%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.89% of average daily net assets, excluding 12b-1 fees and certain extraordinary expenses.


EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It shows the cumulative expenses you would pay if you invested $10,000, reinvested all distributions and dividends without a sales charge, and held your shares for the periods shown and then redeem all of your shares at the end of those periods, with a 5% annual return (this assumption is required by the SEC and is not a prediction of the portfolio's future performance) and portfolio operating expenses remaining the same. Because actual returns and expenses will be different, the example is for comparison only.


The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.


SHARE CLASS              1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------
Initial Class             $ 89      $310      $549     $1,234
Service Class             $114      $356      $617     $1,363
--------------------------------------------------------------





(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $250 million; and 0.775% in excess of $250 million.


For the fiscal year ended December 31, 2008, the portfolio paid a management fee of 0.79% of the portfolio's average daily net assets.


SUB-ADVISER: T. Rowe Price Associates, Inc., 100 East Pratt Street, Baltimore, MD 21202

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.40% of the first $250 million; 0.375% over $250 million up to $500 million; and 0.35% in excess of $500 million.

T. Rowe Price has agreed to a voluntary fee waiver based on the combined average daily net assets of T. Rowe Price Equity Income, T. Rowe Price Growth Stock and
T. Rowe Price Small Cap as follows:

Assets between $750 million
  and $1.5 billion............     5% fee reduction
Assets between $1.5 billion
  and $3 billion..............   7.5% fee reduction
Assets above $3 billion.......    10% fee reduction


Any reduction in fees is split evenly between shareholders and TAM.


A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's semi-annual report for the fiscal period ended June 30, 2008.


PORTFOLIO MANAGER:

P. ROBERT BARTOLO, CPA, CFA, a Vice President of T. Rowe Price, manages the portfolio day-to-day and is Chairman of the portfolio's Investment Advisory Committee.

Mr. Bartolo joined T. Rowe Price in 2002 and has been managing investments since that time.

The SAI provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager, and the portfolio manager's ownership of securities in the portfolio.


                                       TST
               TTRPGS-4 Transamerica T. Rowe Price Growth Stock VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2008 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2008 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.


                                                                      INITIAL CLASS
                                              ------------------------------------------------------------
                                                                 YEAR ENDED DECEMBER 31,
FOR SHARE OUTSTANDING THROUGHOUT EACH         ------------------------------------------------------------
PERIOD                                          2008         2007         2006         2005         2004
----------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of year                             $  25.64     $  24.77     $  22.85     $  21.63     $  19.72
INVESTMENT OPERATIONS
Net investment income(a)                          0.07         0.12         0.10         0.06         0.11
Net realized and unrealized gain (loss)         (10.42)        2.26         2.84         1.27         1.83
                                              ------------------------------------------------------------
Total operations                                (10.35)        2.38         2.94         1.33         1.94
                                              ------------------------------------------------------------
DISTRIBUTIONS
From net investment income                       (0.11)       (0.07)       (0.06)       (0.11)       (0.03)
From net realized gains                          (1.38)       (1.44)       (0.96)          --           --
                                              ------------------------------------------------------------
Total distributions                              (1.49)       (1.51)       (1.02)       (0.11)       (0.03)
                                              ------------------------------------------------------------
NET ASSET VALUE
End of year                                   $  13.80     $  25.64     $  24.77     $  22.85     $  21.63
                                              ------------------------------------------------------------
TOTAL RETURN(B)                                 (42.38)%       9.91%       13.38%        6.16%        9.86%
NET ASSETS END OF YEAR (000's)                $275,565     $484,693     $306,805     $311,913     $333,533
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets                    0.87%        0.85%        0.87%        0.86%        0.84%
Net investment income, to average net
  assets                                          0.35%        0.46%        0.45%        0.26%        0.53%
Portfolio turnover rate                             55%          56%          42%          38%          38%
----------------------------------------------------------------------------------------------------------

                                                                      SERVICE CLASS
                                              ------------------------------------------------------------
                                                                 YEAR ENDED DECEMBER 31,
FOR A SHARE OUTSTANDING THROUGHOUT EACH       ------------------------------------------------------------
PERIOD                                          2008         2007         2006         2005         2004
----------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of year                             $  25.46     $  24.63     $  22.73     $  21.55     $  19.70
INVESTMENT OPERATIONS
Net investment income(a)                          0.02         0.05         0.04         --(c)        0.09
Net realized and unrealized gain (loss)         (10.35)        2.25         2.83         1.27         1.79
                                              ------------------------------------------------------------
Total operations                                (10.33)        2.30         2.87         1.27         1.88
                                              ------------------------------------------------------------
DISTRIBUTIONS
From net investment income                       (0.04)       (0.03)       (0.01)       (0.09)       (0.03)
From net realized gains                          (1.38)       (1.44)       (0.96)          --           --
                                              ------------------------------------------------------------
Total distributions                              (1.42)       (1.47)       (0.97)       (0.09)       (0.03)
                                              ------------------------------------------------------------
NET ASSET VALUE
End of year                                   $  13.71     $  25.46     $  24.63     $  22.73     $  21.55
                                              ------------------------------------------------------------
TOTAL RETURN(B)                                 (42.50)%       9.61%       13.14%        5.90%        9.56%
NET ASSETS END OF YEAR (000's)                $  3,237     $  6,980     $  5,738     $  4,231     $  2,966
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets                    1.12%        1.10%        1.12%        1.11%        1.10%
Net investment income, to average net
  assets                                          0.09%        0.19%        0.18%          --%(d)     0.47%
Portfolio turnover rate                             55%          56%          42%          38%          38%
----------------------------------------------------------------------------------------------------------





(a)  Calculation is based on average number of shares outstanding.





(b) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.





(c)  Rounds to less than ($0.01) or $0.01.



(d)  Rounds to less than (0.01)% or 0.01%.



                                       TST
               TTRPGS-5 Transamerica T. Rowe Price Growth Stock VP

-------------------------

When a sub-adviser uses a "bottom-up" approach, it looks primarily at individual companies against the context of broader market factors.






(T. ROWE PRICE LOGO)                     TRANSAMERICA T. ROWE PRICE SMALL CAP VP


(BULLSEYE ICON)
OBJECTIVE
----------------------------------------
This portfolio seeks long-term growth of capital by investing primarily in common stocks of small growth companies.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------
The portfolio's sub-adviser, T. Rowe Price Associates, Inc. ("T. Rowe Price"), seeks to achieve the portfolio's objective by principally investing in:

- common stocks of small-cap growth companies


This portfolio will normally invest at least 80% of its net assets in small-cap growth companies. These are currently defined as companies whose market capitalization falls within the range of companies in the Morgan Stanley Capital International U.S. Small Cap Growth Index ("MSCI U.S. Small Cap Growth Index"), which was approximately $24 million to $3.2 billion as of December 31, 2008, but the limits will vary with market fluctuations. Companies whose capitalization increases above this range after the portfolio's initial purchase continue to be considered small companies for purposes of this policy. Most of the stocks purchased by the portfolio will be in the size range described above. However, the portfolio may on occasion purchase a stock whose market capitalization exceeds the range. (A company's market "cap" is found by multiplying its shares outstanding by its stock price.)


The portfolio intends to be invested in a large number of holdings and the top 25 holdings will not constitute a large portion of assets. T. Rowe Price believes this broad diversification should minimize the effects of individual security selection on portfolio performance.


T. Rowe Price uses a number of quantitative models that are designed to identify key characteristics of small-cap growth stocks. Based on these models and fundamental company research, stocks are selected in a "bottom-up" manner so that the portfolio as a whole reflects characteristics T. Rowe Price considers important, such as valuations (price/earnings or price/book value ratios, for example) and projected earnings and sales growth, valuation, capital usage, and earnings quality. T. Rowe Price also considers portfolio risks and characteristics in the process of portfolio construction.


While the portfolio invests principally in small-cap U.S. common stocks, T. Rowe Price may, to a lesser extent, invest in foreign stocks (up to 10% of total assets), exchange traded funds, stock index futures and options, or other securities and investment strategies in pursuit of its investment objective.

The portfolio may sell securities for a variety of reasons, such as to secure gains, limit losses, or re-deploy assets into more promising opportunities.


The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.



Please see Appendix A for more information about investment strategies.


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------


Risk is inherent in all investing. The value of your investment in the portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the portfolio or your investment may not perform as well as other similar investments. The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:



MARKET


The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. If the market prices of the securities owned by the portfolio fall, the value of your investment in the portfolio will decline. The value of a security may fall due to factors affecting securities markets generally or a particular sector of the securities markets or factors affecting particular industries or issuers. The equity and debt capital markets in the United States and internationally have experienced unprecedented volatility. This financial crisis has


                                       TST
                TTRPSC-1 Transamerica T. Rowe Price Small Cap VP caused a significant decline in the value and liquidity of many securities. This environment could make identifying investment risks and opportunities especially difficult. These market conditions may continue or get worse. Changes in market conditions will not have the same impact on all types of securities.


STOCKS

Stocks may be volatile -- their prices may go up and down dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, the securities market as a whole or the overall economy. Because the stocks the portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.


SMALLER COMPANIES

Investing in smaller companies involves greater risk than is customarily associated with more established companies. Stocks of such companies, particularly developing companies, generally are subject to more volatility in price than larger company securities. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. Smaller companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.


GROWTH STOCKS
Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

FOREIGN SECURITIES
Investments in foreign securities, including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:




- different accounting and reporting practices


- less information available to the public


- less (or different) regulation of securities markets


- more complex business negotiations


- less liquidity


- more fluctuations in prices


- delays in settling foreign securities transactions


- higher costs for holding shares (custodial fees)


- higher transaction costs


- vulnerability to seizure and taxes


- political or financial instability and small markets


- different market trading days



CURRENCY


When the portfolio invests in securities denominated in foreign currencies, it is subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, the portfolio's investments in foreign currency denominated securities may reduce the returns of the portfolio.


DERIVATIVES

The use of derivative instruments may involve risks and costs different from, and possibly greater than, the risks and costs associated with investing directly in securities or other traditional investments. The portfolio's use of certain derivatives may in some cases involve forms of financial leverage, which involves risk and may increase the volatility of the portfolio's net asset value. Even a small investment in derivatives can have a disproportionate impact on the portfolio. Using derivatives can increase losses and reduce opportunities for gains when market


                                       TST
                TTRPSC-2 Transamerica T. Rowe Price Small Cap VP prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the portfolio. The other parties to certain derivative contracts present the same types of default or credit risk as issuers of fixed income securities. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may be difficult to value, or may be subject to the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. In addition, derivatives may be subject to market risk, interest rate risk and credit risk. The portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances or at reasonable prices. The portfolio's sub-adviser may not make use of derivatives for a variety of reasons.


EXCHANGE-TRADED FUNDS

An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up and down, and the portfolio could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of an ETF's shares may trade above or below their net asset value; (ii) an active trading market for an ETF's shares may not develop or be maintained; or (iii) trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.



PLEASE ALSO SEE THE PORTFOLIO'S WEBSITE AT WWW.TRANSAMERICAFUNDS.COM (SELECT TRANSAMERICA VARIABLE PORTFOLIO) FOR MORE INFORMATION ABOUT THE PORTFOLIO.




YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------


The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark is the MSCI U.S. Small Cap Growth Index, a widely recognized, unmanaged index of market performance that represents the growth companies of the Morgan Stanley Capital International U.S. Small Cap 1750 Index, which represents the universe of small capitalization companies in the U.S. equity market). The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.


Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.


                                       TST
                TTRPSC-3 Transamerica T. Rowe Price Small Cap VP

TOTAL RETURN
(per calendar year)

(PERFORMANCE GRAPH)


2000                                           -8.45
2001                                           -9.71
2002                                          -27.35
2003                                           40.40
2004                                           10.37
2005                                           10.61
2006                                            3.59
2007                                            9.61
2008                                          -36.25





The highest and lowest quarterly returns for the periods reflected in the bar chart are:




                    Highest:  25.80%   Quarter ended 12/31/2001
                    Lowest:  (25.77)%  Quarter ended 12/31/2008



                          AVERAGE ANNUAL TOTAL RETURNS
                   (For Calendar Year ended December 31, 2008)


                                1 YEAR    5 YEARS    LIFE OF FUND*
                               -------    -------    -------------
Initial Class                  (36.25)%    (2.44)%       0.32%
Service Class                  (36.40)%    (2.68)%       2.86%
MSCI U.S. Small Cap Growth
  Index                        (40.15)%    (1.47)%       1.83%




* Initial Class shares commenced operations May 3, 1999; Service Class shares commenced operations May 1, 2003.

(MONEY ICON)
EXPENSES
----------------------------------------


When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts. The table below sets forth the estimated fees and expenses you may pay if you invest in the portfolio's shares, and, unless otherwise indicated, reflects expenses incurred by the portfolio during its fiscal year ended December 31, 2008. Actual expenses may vary significantly.


FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets


                             CLASS OF SHARES
                           INITIAL     SERVICE
----------------------------------------------
Management fees              0.75%       0.75%
Rule 12b-1 fees              0.00%(b)    0.25%
Other expenses               0.08%       0.08%
                           -------------------
TOTAL                        0.83%       1.08%
Expense reduction(c)         0.00%       0.00%
                           -------------------
NET OPERATING EXPENSES       0.83%       1.08%
----------------------------------------------




(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2008.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2010. The Board of Trustees reserves the right to cause such fees to be paid after that date.

(c) Contractual arrangement with Transamerica Asset Management, Inc. ("TAM") through April 30, 2010 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00% of average daily net assets, excluding 12b-1 fees and certain extraordinary expenses.


EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It shows the cumulative expenses you would pay if you invested $10,000, reinvested all distributions and dividends without a sales charge, and held your shares for the periods shown and then redeem all of your shares at the end of those periods, with a 5% annual return (this assumption is required by the SEC and is not a prediction of the portfolio's future performance) and portfolio operating expenses remaining the same. Because actual returns and expenses will be different, the example is for comparison only.


The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.


SHARE CLASS                       1 YEAR   3 YEARS   5 YEARS   10 YEARS
-----------------------------------------------------------------------
Initial Class                      $ 85      $297      $527     $1,188
Service Class                      $110      $343      $595     $1,317
-----------------------------------------------------------------------







                                       TST
                TTRPSC-4 Transamerica T. Rowe Price Small Cap VP

(BRIEFCASE ICON)

MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the annual rate of 0.75% of the portfolio's average daily net assets.


For the fiscal year ended December 31, 2008, the portfolio paid a management fee of 0.75% of the portfolio's average daily net assets.


SUB-ADVISER: T. Rowe Price Associates, Inc., 100 East Pratt Street, Baltimore, MD 21202

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the annual rate of 0.35% of the portfolio's average daily net assets.

T. Rowe Price has agreed to a voluntary fee waiver based on the combined average daily net assets of: T. Rowe Price Equity Income, T. Rowe Price Growth Stock and
T. Rowe Price Small Cap as follows:

Assets between $750
  million and $1.5
  billion................           5% fee reduction
Assets between $1.5
  billion and $3
  billion................         7.5% fee reduction
Assets above $3 billion..        10.0% fee reduction


Any reduction in fees is split evenly between shareholders and TAM.


A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's semi-annual report for the fiscal period ended June 30, 2008.


PORTFOLIO MANAGER:

SUDHIR NANDA PH.D., CFA, a Vice President of T. Rowe Price Group, Inc., is Chairman of the portfolio's Investment Advisory Committee and manages the portfolio on a day-to-day basis. Dr. Nanda has eight years of investment experience, seven of which have been with T. Rowe Price. Dr. Nanda joined T. Rowe Price in 2000 and joined the portfolio as a portfolio manager in 2006. Prior to joining T. Rowe Price, he was an assistant professor of finance at Penn State University in Harrisburg and held financial and general management positions with Tata Steel, a steel and engineering firm.

The SAI provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of securities in the portfolio.


                                       TST
                TTRPSC-5 Transamerica T. Rowe Price Small Cap VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2008 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2008 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                      INITIAL CLASS
                                              ------------------------------------------------------------
                                                                 YEAR ENDED DECEMBER 31,
FOR A SHARE OUTSTANDING THROUGHOUT EACH       ------------------------------------------------------------
PERIOD                                          2008         2007         2006         2005         2004
----------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of year                             $  10.27     $  10.36     $  11.08     $  12.35     $  11.19
INVESTMENT OPERATIONS
Net investment loss(a)                           (0.01)       (0.04)       (0.05)       (0.04)       (0.06)
Net realized and unrealized gain (loss)          (3.04)        1.03         0.35         1.21         1.22
                                              ------------------------------------------------------------
Total operations                                 (3.05)        0.99         0.30         1.17         1.16
                                              ------------------------------------------------------------
DISTRIBUTIONS
From net realized gains                          (1.95)       (1.08)       (1.02)       (2.44)          --
                                              ------------------------------------------------------------
Total distributions                              (1.95)       (1.08)       (1.02)       (2.44)          --
                                              ------------------------------------------------------------
NET ASSET VALUE
End of year                                   $   5.27     $  10.27     $  10.36     $  11.08     $  12.35
                                              ------------------------------------------------------------
TOTAL RETURN(B)                                 (36.25)%       9.61%        3.59%       10.61%       10.37%
NET ASSETS END OF YEAR (000's)                $102,260     $224,187     $253,644     $326,681     $308,252
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets                    0.83%        0.82%        0.84%        0.81%        0.79%
Net investment loss, to average net
  assets                                         (0.13)%      (0.40)%      (0.48)%      (0.36)%      (0.51)%
Portfolio turnover rate                             30%          45%          34%          49%          27%
----------------------------------------------------------------------------------------------------------

                                                                      SERVICE CLASS
                                              ------------------------------------------------------------
                                                                 YEAR ENDED DECEMBER 31,
FOR A SHARE OUTSTANDING THROUGHOUT EACH       ------------------------------------------------------------
PERIOD                                          2008         2007         2006         2005         2004
----------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of year                             $  10.14     $  10.25     $  11.00     $  12.30     $  11.17
INVESTMENT OPERATIONS
Net investment loss(a)                           (0.03)       (0.07)       (0.08)       (0.07)       (0.08)
Net realized and unrealized gain (loss)          (3.00)        1.01         0.35         1.21         1.21
                                              ------------------------------------------------------------
Total operations                                 (3.03)        0.94         0.27         1.14         1.13
                                              ------------------------------------------------------------
DISTRIBUTIONS
From net realized gains                          (1.92)       (1.05)       (1.02)       (2.44)          --
                                              ------------------------------------------------------------
Total distributions                              (1.92)       (1.05)       (1.02)       (2.44)          --
                                              ------------------------------------------------------------
NET ASSET VALUE
End of year                                   $   5.19     $  10.14     $  10.25     $  11.00     $  12.30
                                              ------------------------------------------------------------
TOTAL RETURN(B)                                 (36.40)%       9.27%        3.34%       10.40%       10.12%
NET ASSETS END OF YEAR (000's)                $  7,434     $ 16,329     $ 17,411     $ 16,877     $  7,525
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets                    1.08%        1.07%        1.09%        1.06%        1.05%
Net investment loss, to average net
  assets                                         (0.38)%      (0.64)%      (0.73)%      (0.63)%      (0.74)%
Portfolio turnover rate                             30%          45%          34%          49%          27%
----------------------------------------------------------------------------------------------------------



(a)  Calculation is based on average number of shares outstanding.

(b) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.


                                       TST
                TTRPSC-6 Transamerica T. Rowe Price Small Cap VP

-------------------------
When a sub-adviser uses a "bottom-up" approach, it looks primarily at individual companies against the context of broader market factors.





(FRANKLIN TEMPLETON INVESTMENTS LOGO)           TRANSAMERICA TEMPLETON GLOBAL VP
(TRANSAMERICA INVESTMENT MANAGEMENT LOGO)

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks long-term growth of capital.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------


The portfolio's assets are allocated between two sub-advisers, Transamerica Investment Management, LLC ("TIM") and Templeton Investment Counsel, LLC ("Templeton"). TIM manages a portion of the portfolio's assets composed of domestic securities (called the "domestic portfolio"), and Templeton manages a portion of the portfolio's assets composed of non-U.S. securities (called the "international portfolio"). The percentage of assets allocated to each manager generally is based on the weighting of securities from U.S. and foreign issuers comprising the Morgan Stanley Capital International World Index ("MSCIW Index"), a market capitalization-weighted benchmark index made up of equities from 23 countries, including the U.S. Each of the domestic and international percentages of the portfolio are adjusted periodically to account for changes that may be made in the composition of the MSCIW Index.


DOMESTIC PORTFOLIO
The portfolio will invest, under normal circumstances, at least 80% of its assets in the "domestic portfolio" in a diversified portfolio of domestic common stocks that are believed by TIM to have the defining feature of premier growth companies that are undervalued in the stock market. TIM uses a "bottom-up" approach to investing and builds the portfolio one company at a time by investing portfolio assets principally in equity securities. TIM believes in long term investing and does not attempt to time the market. TIM buys securities of companies it believes have the defining features of premier growth companies that are undervalued in the stock market. Premier companies, in the opinion of TIM, have many or all of the following features -- shareholder-oriented management, dominance in market share, cost production advantages, leading brands, self-financed growth and attractive reinvestment opportunities.

INTERNATIONAL PORTFOLIO

Templeton seeks to achieve the portfolio's objective by investing in foreign securities. Templeton normally will invest the assets of the "international portfolio" primarily in equity securities. An equity security, or stock, represents a proportionate share of the ownership of a company. Its value is based on the success of the company's business, any income paid to stockholders, the value of the company's assets and general market conditions. Common stocks, preferred stocks and convertible securities are examples of equity securities. Convertible securities generally are debt securities or preferred stock that may be converted into common stock after certain time periods or under certain circumstances.


For purposes of the portfolio's investments, "foreign securities" means those securities issued by companies that:

- have their principal securities trading markets outside the U.S.; or

- derive 50% or more of their total revenue from either goods or services produced or sales made in markets outside the U.S.; or


- have 50% or more of their assets outside the U.S.; or

- are linked to non-U.S. dollar currencies; or
- are organized under the laws of, or with principal offices in, another country

The portfolio may invest a portion of its assets in smaller companies. The portfolio considers smaller company stocks to be generally those with market capitalizations of less than $4 billion. Templeton may also invest in American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs"), which are certificates issued typically by a bank or trust company that give their holders the right to receive securities issued by a foreign or domestic company. Templeton, from time to time, may have significant investments in one or more countries or in particular sectors such as technology companies and financial institutions.

Depending upon current market conditions, Templeton generally invests a portion of its total assets in debt securities of companies and governments located anywhere in the world. Templeton may use various derivative strategies seeking to protect its assets, implement a cash or tax management strategy or enhance its returns. With derivatives, the manager attempts to predict whether an underlying investment

                                       TST
                     TTG-1 Transamerica Templeton Global VP
will increase or decrease in value at some future time. The manager considers various factors, such as availability and cost, in deciding whether to use a particular instrument or strategy.

When choosing equity investments, Templeton applies a "bottom-up," value-oriented, long-term approach, focusing on the market price of a company's securities relative to the manager's evaluation of the company's long-term earnings, asset value and cash flow potential. The manager also considers and analyzes various measures relevant to stock valuation, such as a company's price/cash flow ratio, price/earnings ratio, profit margins and liquidation value.


The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.



Please see Appendix A for more information about investment strategies.


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------


Risk is inherent in all investing. The value of your investment in the portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the portfolio or your investment may not perform as well as other similar investments. The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:



MARKET


The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. If the market prices of the securities owned by the portfolio fall, the value of your investment in the portfolio will decline. The value of a security may fall due to factors affecting securities markets generally or a particular sector of the securities markets or factors affecting particular industries or issuers. The equity and debt capital markets in the United States and internationally have experienced unprecedented volatility. This financial crisis has caused a significant decline in the value and liquidity of many securities. This environment could make identifying investment risks and opportunities especially difficult. These market conditions may continue or get worse. Changes in market conditions will not have the same impact on all types of securities.


STOCKS

Stocks may be volatile -- Their prices may go up and down dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, the securities market as a whole or the overall economy. Because the stocks the portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.


FOREIGN SECURITIES
Investments in foreign securities, including ADRs, GDRs and EDRs, involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:




- different accounting and reporting practices


- less information available to the public


- less (or different) regulation of securities markets


- more complex business negotiations


- less liquidity


- more fluctuations in prices


- delays in settling foreign securities transactions


- higher costs for holding shares (custodial fees)


- higher transaction costs


- vulnerability to seizure and taxes


- political or financial instability and small markets


- different market trading days



CURRENCY


When the portfolio invests in securities denominated in foreign currencies, it is subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, the portfolio's


                                       TST
                     TTG-2 Transamerica Templeton Global VP
investments in foreign currency denominated securities may reduce the returns of the portfolio.


GROWTH STOCKS
Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

CONVERTIBLE SECURITIES
Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with most debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.


SMALLER COMPANIES


Investing in smaller companies involves greater risk than is customarily associated with more established companies. Stocks of such companies, particularly developing companies, generally are subject to more volatility in price than larger company securities. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. Smaller companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.




EMERGING MARKETS

Investing in the securities of issuers located in or principally doing business in emerging markets bears foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging markets countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging markets countries may be required to establish special custody or other arrangements before investing.


DERIVATIVES

The use of derivative instruments may involve risks and costs different from, and possibly greater than, the risks and costs associated with investing directly in securities or other traditional investments. The portfolio's use of certain derivatives may in some cases involve forms of financial leverage, which involves risk and may increase the volatility of the portfolio's net asset value. Even a small investment in derivatives can have a disproportionate impact on the portfolio. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the portfolio. The other parties to certain derivative contracts present the same types of default or credit risk as issuers of fixed income securities. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may be difficult to value, or may be subject to the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. In addition, derivatives may be subject to market risk, interest rate risk and credit risk. The portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances or at reasonable prices. The portfolio's sub-adviser may not make use of derivatives for a variety of reasons.



                                       TST
                     TTG-3 Transamerica Templeton Global VP

VALUE INVESTING


The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced. The portfolio may underperform other equity portfolios that use different investing styles. The portfolio may also underperform other equity portfolios using the value style.



FIXED-INCOME SECURITIES


The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:


- market risk: fluctuations in market value


- interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down. The longer the maturity or duration, the more sensitive the value of a fixed-income security is to fluctuations in interest rates


- prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities


- extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes


- default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines. The portfolio may incur expenses to protect the portfolio's interest in securities experiencing these events. If the portfolio invests in securities that are subordinated to other securities, or which represent interests in pools of such subordinated securities, those investments may be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer.



If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.


COUNTRY, SECTOR OR INDUSTRY FOCUS
To the extent the portfolio invests a significant portion of its assets in one or more countries, sectors or industries at any time, the portfolio will face a greater risk of loss due to factors affecting the single country, sector or industry than if the portfolio always maintained wide diversity among the countries, sectors and industries in which it invests. For example, technology companies involve risks due to factors such as the rapid pace of product change, technological developments and new competition. Their stocks historically have been volatile in price, especially over the short term, often without regard to the merits of individual companies. Banks and financial institutions are subject to potentially restrictive governmental controls and regulations that may limit or adversely affect profitability and share price. In addition, securities in that sector may be very sensitive to interest rate changes throughout the world.




PLEASE ALSO SEE THE PORTFOLIO'S WEBSITE AT WWW.TRANSAMERICAFUNDS.COM (SELECT TRANSAMERICA VARIABLE PORTFOLIO) FOR MORE INFORMATION ABOUT THE PORTFOLIO.




YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar


                                       TST
                     TTG-4 Transamerica Templeton Global VP
quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------


The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, MSCIW Index, is a widely recognized, unmanaged index of market performance made up of equities from 23 countries, including the U.S. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.


Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

(PERFORMANCE GRAPH)

1999                                            71.1
2000                                          -17.55
2001                                          -22.84
2002                                          -26.02
2003                                           22.72
2004                                            9.54
2005                                            7.47
2006                                           18.79
2007                                           15.24
2008                                          -43.67



The highest and lowest quarterly returns for the periods reflected in the bar chart are:




                    Highest:  46.11%   Quarter ended 12/31/1999
                    Lowest:  (21.70)%  Quarter ended 12/31/2008



                          AVERAGE ANNUAL TOTAL RETURNS
                   (For Calendar Year ended December 31, 2008)


                                                        10 YEARS
                                                         OR LIFE
                                   1 YEAR    5 YEARS    OF FUND*
                                   ------    -------    --------
Initial Class                      (43.67)%   (2.00)%     (1.08)%
Service Class                      (43.81)%   (2.24)%      1.96%
MSCIW Index                        (40.33)%    0.00%      (0.19)%




*    Service Class shares commenced operations May 1, 2003.

(1) Prior to May 1, 2004, a different sub-adviser managed this portfolio and it employed a different management style. Prior to August 1, 2006, a different sub-adviser served as co-investment sub-adviser to the portfolio and managed the portfolio's domestic equity component. Prior to October 27, 2006, the portfolio employed a different investment program for the portfolio's equity component. The performance set forth prior to that date is attributable to the previous sub-advisers.

(MONEY ICON)
EXPENSES
----------------------------------------


When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts. The table below sets forth the estimated fees and expenses you may pay if you invest in the portfolio's shares, and, unless otherwise indicated, reflects expenses incurred by the portfolio during its fiscal year ended December 31, 2008. Actual expenses may vary significantly.


FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets


                                     CLASS OF SHARES
                                   INITIAL     SERVICE
------------------------------------------------------
Management fees                      0.75%       0.75%
Rule 12b-1 fees                      0.00%(b)    0.25%
Other expenses                       0.09%       0.09%
                                   -------------------
TOTAL                                0.84%       1.09%
Expense reduction(c)                 0.00%       0.00%
                                   -------------------
NET OPERATING EXPENSES               0.84%       1.09%
------------------------------------------------------




(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2008.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2010. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset Management, Inc. ("TAM") through April 30, 2010 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain

                                       TST
                     TTG-5 Transamerica Templeton Global VP
     extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00% of average daily net assets, excluding 12b-1 fees and certain extraordinary expenses.


EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It shows the cumulative expenses you would pay if you invested $10,000, reinvested all distributions and dividends without a sales charge, and held your shares for the periods shown and then redeem all of your shares at the end of those periods, with a 5% annual return (this assumption is required by the SEC and is not a prediction of the portfolio's future performance) and portfolio operating expenses remaining the same. Because actual returns and expenses will be different, the example is for comparison only.


The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.


SHARE CLASS               1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------
Initial Class              $ 86      $300      $532     $1,199
Service Class              $111      $347      $601     $1,329
---------------------------------------------------------------





(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.75% of the first $500 million; 0.725% of assets over $500 million up to $1.5 billion; and 0.70% in excess of $1.5 billion.


For the fiscal year ended December 31, 2008, the portfolio paid a management fee of 0.75% of the portfolio's average daily net assets.


SUB-ADVISERS: Transamerica Investment Management LLC ("TIM"), 11111 Santa Monica Blvd., Suite 820, Los Angeles, CA 90025 and Templeton Investment Counsel, LLC ("Templeton"), 500 E. Broward Blvd., Suite 2100, Fort Lauderdale, FL 33394

SUB-ADVISER COMPENSATION: TIM receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.31% of the first $500 million; 0.275% over $500 million up to $1.5 billion; and 0.28% in excess of $1.5 billion. Templeton receives a portion of the sub-advisory fee based on the amount of assets it manages as follows (expressed as a specified percentage of the portfolio's average daily net assets): 0.40% of the first $500 million; 0.375% over $500 million up to $1.5 billion; and 0.35% over $1.5 billion (for the portion of assets that it manages). TIM receives the sub-advisory fee stated above, less any amount paid to Templeton for its sub-advisory services.


A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's semi-annual report for the fiscal period ended June 30, 2008.


PORTFOLIO MANAGERS:

TIM:


GARY U. ROLLE, CFA, Portfolio Manager (co) Gary U. Rolle is Principal, Managing Director, Chief Executive Officer and Chief Investment Officer of TIM. He manages sub-advised funds and institutional separate accounts in the Large Growth Equity discipline. Mr. Rolle joined Transamerica in 1967. From 1980 to 1983 he served as the Chief Investment Officer for SunAmerica then returned to Transamerica as Chief Investment Officer. Throughout his 23 year tenure as CIO, Mr. Rolle has been responsible for creating and guiding the TIM investment philosophy. He holds a B.S. in Chemistry and Economics from the University of California at Riverside and has earned the right to use the Chartered Financial Analyst designation. Mr. Rolle has 41 years of investment experience.


TEMPLETON:

TINA SADLER, CFA, Vice President, Portfolio Manager and Research Analyst, joined Templeton in 1997 and currently has global research responsibilities for global wireless telecommunication services, small-cap telecommunications, as well as building and construction materials.

ANTONIO T. DOCAL, CFA, Senior Vice President, joined the Templeton organization in 2001. With

                                       TST
                     TTG-6 Transamerica Templeton Global VP
more than 20 years of investment experience, Mr. Docal has research responsibility for the global chemical industry, as well as the telecommunications equipment sector. Prior to joining Templeton, Mr. Docal was Vice President and Director at Evergreen Funds in Boston, managing the Evergreen Latin America Fund and co-managing the Evergreen Emerging Markets Growth Fund and the Evergreen Global Opportunities Fund. Mr. Docal earned a B.A. in economics from Trinity College in Connecticut and an M.B.A. with concentrations in finance and international management from the Sloan School of Management at the Massachusetts Institute of Technology.

GARY MOTYL, CFA, President and Chief Investment Officer, Templeton Institutional Global Equities, manages several institutional mutual funds and separate account portfolios and has research responsibility for the global automobile industry. Mr. Motyl joined Templeton in 1981.

TIM, through its parent company, has provided investment advisory services to various clients since 1967.

The Templeton organization has been investing globally since 1940.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the portfolio.


                                       TST
                     TTG-7 Transamerica Templeton Global VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2008 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2008 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.


                                                                       INITIAL CLASS
                                              ---------------------------------------------------------------
                                                                  YEAR ENDED DECEMBER 31,
FOR A SHARE OUTSTANDING THROUGHOUT EACH       ---------------------------------------------------------------
PERIOD                                          2008         2007         2006           2005          2004
-------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of year                             $  25.01     $  22.05     $  18.81        $  17.69     $  16.15
INVESTMENT OPERATIONS
Net investment income(a)                          0.41         0.31         0.27            0.21         0.14
Net realized and unrealized gain (loss)         (11.21)        3.02         3.23            1.10         1.40
                                              ---------------------------------------------------------------
Total operations                                (10.80)        3.33         3.50            1.31         1.54
                                              ---------------------------------------------------------------
DISTRIBUTIONS
From net investment income                       (0.39)       (0.37)       (0.26)          (0.19)          --
                                              ---------------------------------------------------------------
Total distributions                              (0.39)       (0.37)       (0.26)          (0.19)          --
                                              ---------------------------------------------------------------
NET ASSET VALUE
End of year                                   $  13.82     $  25.01     $  22.05        $  18.81     $  17.69
                                              ---------------------------------------------------------------
TOTAL RETURN(B)                                 (43.67)%      15.24%       18.79%           7.47%        9.54%
NET ASSETS END OF YEAR (000's)                $288,218     $611,618     $598,312        $581,669     $642,460
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets                    0.84%        0.85%        0.87%           0.90%        0.95%
Net investment income, to average net
  assets                                          2.03%        1.31%        1.35%           1.20%        0.84%
Portfolio turnover rate                             18%          34%          59%             61%         139%
-------------------------------------------------------------------------------------------------------------

                                                                       SERVICE CLASS
                                              ---------------------------------------------------------------
                                                                  YEAR ENDED DECEMBER 31,
FOR A SHARE OUTSTANDING THROUGHOUT EACH       ---------------------------------------------------------------
PERIOD                                          2008         2007         2006           2005          2004
-------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of year                             $  24.85     $  21.93     $  18.73        $  17.65     $  16.15
INVESTMENT OPERATIONS
Net investment income(a)                          0.37         0.26         0.21            0.16         0.12
Net realized and unrealized gain (loss)         (11.15)        2.99         3.23            1.10         1.38
                                              ---------------------------------------------------------------
Total operations                                (10.78)        3.25         3.44            1.26         1.50
                                              ---------------------------------------------------------------
DISTRIBUTIONS
From net investment income                       (0.33)       (0.33)       (0.24)          (0.18)          --
                                              ---------------------------------------------------------------
Total distributions                              (0.33)       (0.33)       (0.24)          (0.18)          --
                                              ---------------------------------------------------------------
NET ASSET VALUE
End of year                                   $  13.74     $  24.85     $  21.93     $     18.73     $  17.65
                                              ---------------------------------------------------------------
TOTAL RETURN(B)                                 (43.81)%      14.98%       18.45%           7.23%        9.29%
NET ASSETS END OF YEAR (000's)                $  8,498     $ 24,292     $ 16,329        $  7,930     $  3,911
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets                    1.09%        1.10%        1.12%           1.15%        1.19%
Net investment income, to average net
  assets                                          1.83%        1.11%        1.02%           0.88%        0.73%
Portfolio turnover rate                             18%          34%          59%             61%         139%
-------------------------------------------------------------------------------------------------------------





(a)  Calculation is based on average number of shares outstanding.





(b) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.





                                       TST
                     TTG-8 Transamerica Templeton Global VP

-------------------------
When a sub-adviser uses a "bottom-up" approach, it looks primarily at individual companies against the context of broad market factors.





(THIRD AVENUE LOGO)                           TRANSAMERICA THIRD AVENUE VALUE VP

(BULLSEYE ICON)

OBJECTIVE
----------------------------------------

This portfolio seeks long-term capital appreciation.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Third Avenue Management LLC ("Third Avenue"), seeks to achieve the portfolio's investment objective by investing, under normal circumstances, at least 80% of the portfolio assets in common stocks of U.S. and non-U.S. issuers.

Third Avenue employs an opportunistic, bottom-up research process to identify companies that it believes to have strong balance sheets, competent managements, and understandable businesses, where equity securities are priced at a discount to its estimate of intrinsic value.

The portfolio invests in companies regardless of market capitalization. The mix of investments at any time will depend on the industries and types of securities believed to represent the best values, consistent with the portfolio's investment strategies and restrictions.

Third Avenue seeks to invest the portfolio's assets in attractive equity investments, which generally exhibit four essential characteristics:

- Strong Finances -- the issuing company has a strong financial position, as evidenced by high-quality assets and a relative absence of significant liabilities.

- Competent Management -- the company's management has a good track record as both owners and operators, and shares a common interest with outside, passive minority shareholders.

- Understandable Business -- comprehensive and meaningful financial and related information is available, providing reliable benchmarks to aid in understanding the company, its value and its dynamics.
- Discount to Private Market Value -- the market price lies substantially below a conservative valuation of the business as a private entity, or as a takeover candidate.


The portfolio may invest up to 15% of its assets in high-yield/high-risk fixed-income securities and other types of debt securities.



The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.


This portfolio is non-diversified.

WHAT IS A NON-DIVERSIFIED PORTFOLIO?

A "non-diversified" portfolio has the ability to take larger positions in a smaller number of issuers. To the extent a portfolio invests a greater portion of its assets in the securities of a smaller number of issuers, it may be more susceptible to any single economic, political or regulatory occurrence than a diversified portfolio and may be subject to greater loss with respect to its portfolio securities. However, to meet federal tax requirements, at the close of each quarter, the portfolio generally may not have more than 25% of its total assets invested in any one issuer with the exception of the securities of the U.S. government and its agencies, and, with respect to 50% of its total assets, may not have more than 5% of its total assets invested in any one issuer with the exception of the securities of the U.S. government and its agencies.



Please see Appendix A for more information about investment strategies.


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------


Risk is inherent in all investing. The value of your investment in the portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the portfolio or your investment may not perform as well as other similar investments. The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:



                                       TST
                    TTAV-1 Transamerica Third Avenue Value VP

MARKET


The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. If the market prices of the securities owned by the portfolio fall, the value of your investment in the portfolio will decline. The value of a security may fall due to factors affecting securities markets generally or a particular sector of the securities markets or factors affecting particular industries or issuers. The equity and debt capital markets in the United States and internationally have experienced unprecedented volatility. This financial crisis has caused a significant decline in the value and liquidity of many securities. This environment could make identifying investment risks and opportunities especially difficult. These market conditions may continue or get worse. Changes in market conditions will not have the same impact on all types of securities.


STOCKS

Stocks may be volatile -- their prices may go up and down dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, the securities market as a whole or the overall economy. Because the stocks the portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.


FOREIGN SECURITIES
Investments in foreign securities, including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:




 - different accounting and reporting practices


 - less information available to the public


 - less (or different) regulation of securities markets


 - more complex business negotiations


 - less liquidity


 - more fluctuations in prices


 - delays in settling foreign securities transactions


 - higher costs for holding shares (custodial fees)


 - higher transaction costs


 - vulnerability to seizure and taxes


 - political or financial instability and small markets


 - different market trading days



CURRENCY


When the portfolio invests in securities denominated in foreign currencies, it is subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, the portfolio's investments in foreign currency denominated securities may reduce the returns of the portfolio.


FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:
 - market risk: fluctuations in market value

 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down. The longer the maturity or duration, the more sensitive the value of a fixed-income security is to fluctuations in interest rates

 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes

 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines. The portfolio may incur expenses to protect the portfolio's interest in securities experiencing these events. If the portfolio invests in securities that are subordinated to other securities, or which represent interests in pools of such subordinated


                                       TST
                    TTAV-2 Transamerica Third Avenue Value VP securities, those investments may be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer.


If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

SMALL- OR MEDIUM-SIZED COMPANIES

Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies, particularly developing companies, generally are subject to more volatility in price than larger company securities. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. Smaller companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.




HIGH-YIELD DEBT SECURITIES

High-yield debt securities, or junk bonds, are securities which are rated below "investment grade", or if unrated, are considered by the sub-adviser to be of equivalent quality. High-yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments or in bankruptcy. A portfolio with high-yield debt securities may be more susceptible to credit risk and market risk than a portfolio that invests only in higher-quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, the portfolio's sub-adviser may find it more difficult to sell these securities or may have to sell them at lower prices. High-yield securities are not generally meant for short-term investing.


NON-DIVERSIFICATION
Focusing investments in a small number of issuers, industries or foreign currencies increases risk. Because the portfolio is non-diversified, it may be more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be.

VALUE INVESTING

The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced. The portfolio may underperform other equity portfolios that use different investing styles. The portfolio may also underperform other equity portfolios using the value style.





PLEASE ALSO SEE THE PORTFOLIO'S WEBSITE AT WWW.TRANSAMERICAFUNDS.COM (SELECT TRANSAMERICA VARIABLE PORTFOLIO) FOR MORE INFORMATION ABOUT THE PORTFOLIO.


YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.



                                       TST
                    TTAV-3 Transamerica Third Avenue Value VP

(GRAPH ICON)

PAST PERFORMANCE
----------------------------------------


The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Russell 3000(R) Value Index, is a widely recognized, unmanaged index of market performance that measures the performance of those Russell 3000 companies with lower price-to-book ratios and lower forecasted growth values. This index represents approximately 98% of the investable U.S. equity market. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.


Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

(PERFORMANCE GRAPH)

1999                                           15.72
2000                                           35.47
2001                                            6.17
2002                                          -11.87
2003                                           37.26
2004                                           24.81
2005                                           18.81
2006                                           16.07
2007                                            1.20
2008                                          -41.15



The highest and lowest quarterly returns for the periods reflected in the bar chart are:


                    Highest:  22.81%   Quarter ended  3/31/2000
                    Lowest:  (27.29)%  Quarter ended 12/31/2008



                          AVERAGE ANNUAL TOTAL RETURNS
                   (For Calendar Year ended December 31, 2008)


                          1 YEAR    5 YEARS    LIFE OF FUND*
                          ------    -------    -------------
Initial Class             (41.15)%    0.50%         7.51%
Service Class             (41.28)%    0.24%         5.78%
Russell 3000(R) Value
  Index                   (36.25)%   (0.72)%        1.69%




* Initial Class shares commenced operations January 2, 1998; Service Class shares commenced operations May 1, 2003.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts. The table below sets forth the estimated fees and expenses you may pay if you invest in the portfolio's shares, and, unless otherwise indicated, reflects expenses incurred by the portfolio during its fiscal year ended December 31, 2008. Actual expenses may vary significantly.


FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets


                                     CLASS OF SHARES
                                   INITIAL     SERVICE
------------------------------------------------------
Management fees                      0.80%       0.80%
Rule 12b-1 fees                      0.00%(b)    0.25%
Other expenses                       0.08%       0.08%
                                   -------------------
TOTAL                                0.88%       1.13%
Expense reduction(c)                 0.00%       0.00%
                                   -------------------
NET OPERATING EXPENSES               0.88%       1.13%
------------------------------------------------------




(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2008.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2010. The Board of Trustees reserves the right to cause such fees to be paid after that date.

(c) Contractual arrangement with Transamerica Asset Management, Inc. ("TAM") through April 30, 2010 to waive fees and, reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00% of average daily net assets, excluding 12b-1 fees and certain extraordinary expenses.


EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It shows the cumulative expenses


                                       TST
                    TTAV-4 Transamerica Third Avenue Value VP you would pay if you invested $10,000, reinvested all distributions and dividends without a sales charge, and held your shares for the periods shown and then redeem all of your shares at the end of those periods, with a 5% annual return (this assumption is required by the SEC and is not a prediction of the portfolio's future performance) and portfolio operating expenses remaining the same. Because actual returns and expenses will be different, the example is for comparison only.


The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.


SHARE CLASS               1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------
Initial Class              $ 90      $313      $554     $1,246
Service Class              $115      $359      $622     $1,375
---------------------------------------------------------------





(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISERS: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the annual rate of 0.80% of the portfolio's average daily net assets.


For the fiscal year ended December 31, 2008, the portfolio paid a management fee of 0.80% of the portfolio's average daily net assets.



SUB-ADVISER: Third Avenue Management LLC, 622 Third Avenue, 32nd Floor, New York, NY 10017-6707


SUB-ADVISER COMPENSATION: The sub-adviser receives a monthly fee equal to 50% of the fees received by, or expense reimbursement returned to, TAM, less 50% of the amount paid by TAM on behalf of the portfolio pursuant to any expense limitation or the amount of any other reimbursement made by TAM to the portfolio.


A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's semi-annual report for the fiscal period ended June 30, 2008.


PORTFOLIO MANAGERS:




CURTIS JENSEN, co-portfolio manager, is Co-Chief Investment Officer of Third Avenue. Mr. Jensen also serves as co-portfolio manager of Transamerica Third Avenue Value, an investment company with an investment program similar to that of the portfolio. He also manages the Third Avenue Small-Cap Value Fund and is co-portfolio manager of the Third Avenue Variable Series Trust Portfolio. Mr. Jensen joined Third Avenue in 1995. Previously, he held various corporate finance positions with Manufacturers Hanover Trust Company and Enright & Company, a private investment banking firm. Mr. Jensen received an M.B.A. from the Yale School of Management and a B.A. in Economics from Williams College.




YANG LIE, co-portfolio manager, is a Director of Research for Third Avenue. She is responsible for ensuring the integrity of the research process at Third Avenue. Ms. Lie previously managed the portfolio or its predecessor from 1998-2003. Prior to reassuming the portfolio manager role for the portfolio on May 1, 2008, Ms. Lie was the senior portfolio manager for Third Avenue's private and institutional advisory business. Ms. Lie joined M.J. Whitman, Third Avenue's affiliated broker dealer, in 1996. Ms. Lie began her career in the software and hardware design/development area of Motorola, then was an equity analyst with Prudential Securities. Ms. Lie received an M.B.A. in Finance from the University of Chicago and a B.S. in electrical engineering from Marquette University.


KATHLEEN CRAWFORD, assistant portfolio manager, is a research analyst for Third Avenue. She joined the firm in 2003. Previously, Ms. Crawford was an equity research associate for Alliance Capital Management. Ms. Crawford received a B.A. in Economics from Northwestern University, and an M.B.A. from Columbia Business School.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the portfolio.


                                       TST
                    TTAV-5 Transamerica Third Avenue Value VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2008 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2008 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.


                                                                      INITIAL CLASS
                                             --------------------------------------------------------------
                                                                 YEAR ENDED DECEMBER 31,
FOR A SHARE OUTSTANDING THROUGHOUT EACH      --------------------------------------------------------------
PERIOD                                         2008         2007          2006          2005         2004
-----------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of year                            $  21.75     $  26.33     $    24.22     $  20.98     $  16.93
INVESTMENT OPERATIONS
Net investment income(a)                         0.17         0.27           0.25         0.17         0.09
Net realized and unrealized gain (loss)         (7.09)        0.07           3.49         3.74         4.08
                                             --------------------------------------------------------------
Total operations                                (6.92)        0.34           3.74         3.91         4.17
                                             --------------------------------------------------------------
DISTRIBUTIONS
From net investment income                      (0.70)       (1.07)         (0.21)       (0.12)       (0.12)
From net realized gains                         (5.63)       (3.85)         (1.42)       (0.55)          --
                                             --------------------------------------------------------------
Total distributions                             (6.33)       (4.92)         (1.63)       (0.67)       (0.12)
                                             --------------------------------------------------------------
NET ASSET VALUE
End of year                                  $   8.50     $  21.75     $    26.33     $  24.22     $  20.98
                                             --------------------------------------------------------------
TOTAL RETURN(B)                                (41.15)%       1.20%         16.07%       18.81%       24.81%
NET ASSETS END OF YEAR (000's)               $160,338     $358,128     $1,121,918     $971,322     $574,721
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets                   0.88%        0.87%          0.86%        0.87%        0.86%
Net investment income to average net
  assets                                         1.06%        1.05%          1.00%        0.74%        0.47%
Portfolio turnover rate                            13%          13%            17%          19%          19%
-----------------------------------------------------------------------------------------------------------

                                                                      SERVICE CLASS
                                             --------------------------------------------------------------
                                                                 YEAR ENDED DECEMBER 31,
FOR A SHARE OUTSTANDING THROUGHOUT EACH      --------------------------------------------------------------
PERIOD                                         2008         2007          2006          2005         2004
-----------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of year                            $  21.70     $  26.30     $    24.21     $  21.02     $  16.96
INVESTMENT OPERATIONS
Net investment income(a)                         0.14         0.19           0.19         0.12         0.05
Net realized and unrealized gain (loss)         (7.09)        0.08           3.49         3.73         4.09
                                             --------------------------------------------------------------
Total operations                                (6.95)        0.27           3.68         3.85         4.14
                                             --------------------------------------------------------------
DISTRIBUTIONS
From net investment income                      (0.62)       (1.02)         (0.17)       (0.11)       (0.08)
From net realized gains                         (5.63)       (3.85)         (1.42)       (0.55)          --
                                             --------------------------------------------------------------
Total distributions                             (6.25)       (4.87)         (1.59)       (0.66)       (0.08)
                                             --------------------------------------------------------------
NET ASSET VALUE
End of year                                  $   8.50     $  21.70     $    26.30     $  24.21     $  21.02
                                             --------------------------------------------------------------
TOTAL RETURN(B)                                (41.28)%       0.94%         15.78%       18.47%       24.51%
NET ASSETS END OF YEAR (000's)               $ 16,916     $ 52,218     $   53,118     $ 36,086     $ 13,240
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets                   1.13%        1.12%          1.11%        1.12%        1.12%
Net investment income to average net
  assets                                         0.83%        0.74%          0.74%        0.53%        0.29%
Portfolio turnover rate                            13%          13%            17%          19%          19%
-----------------------------------------------------------------------------------------------------------





(a)  Calculation is based on average number of shares outstanding.





(b) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.





                                       TST
                    TTAV-6 Transamerica Third Avenue Value VP

(TRANSAMERICA INVESTMENT LOGO)        TRANSAMERICA U.S. GOVERNMENT SECURITIES VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to provide as high a level of total return as is consistent with prudent investment strategies by investing under normal conditions at least 80% of its net assets in U.S. government debt obligations and mortgage-backed securities issued or guaranteed by the U.S. government, its agencies or government-sponsored entities.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC ("TIM"), invests, under normal circumstances, at least 80% of its assets in U.S. government securities. These securities include:

 - U.S. Treasury obligations

 - Obligations issued by or guaranteed by U.S. government agencies or government-sponsored entities. Obligations guaranteed by U.S. government agencies or government-sponsored entities include issues by non-government-sponsored entities (like financial institutions) that carry direct guarantees from U.S. government agencies as part of government initiatives in response to the market crisis or otherwise.

 - Mortgage-backed securities guaranteed by Ginnie Mae or other U.S. government agencies or government-sponsored entities such as Sallie Mae or Fannie Mae
 - Collateralized mortgage obligations issued by private issuers for which the underlying mortgage-backed securities serving as collateral are backed by the U.S. government or its agencies and government-sponsored entities

The average weighted maturity for these U.S. government security obligations will generally range from three to seven years.

The portfolio may invest the remaining portion of its assets in:
 - Investment grade corporate bonds
 - Short-term corporate debt securities
 - Non-mortgage-backed securities such as motor vehicle installment purchase obligations, credit card receivables, corporate convertible and non-convertible fixed and variable rate bonds

 - High yield debt securities (up to 20% of the portfolio's total assets) so long as they are consistent with the portfolio's objective (The weighted average maturity of such obligations will generally range from two to ten years.)
 - High quality money-market securities
 - Debt securities (up to 20% of the portfolio's total assets), including securities denominated in foreign currencies, of foreign issuers (including foreign governments) in developed countries
 - U.S. dollar-denominated obligations issued by foreign branches of U.S. banks and domestic branches of foreign banks (up to 20% of the portfolio's total assets)
 - Zero-coupon bonds


The portfolio invests in debt obligations that the sub-adviser believes offer attractive yields and are undervalued relative to issues of similar credit quality and interest rate sensitivity. In choosing securities, the sub-adviser uses a combination of quantitative and fundamental research, including analysis of the creditworthiness of issuers and the rates of interest offered by various issuers.


The portfolio's sub-adviser may also engage in options and futures transactions and interest rate swap transactions to efficiently manage the portfolio's interest rate exposure, as well as to hedge the portfolio's investment against adverse changes in interest rates. The portfolio may also enter into credit default swap transactions in an attempt to manage portfolio risk. The portfolio may also purchase securities on a when-issued, delayed delivery or forward commitment basis.


The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.



Please see Appendix A for more information about investment strategies.



                                       TST
               TUSGS-1 Transamerica U.S. Government Securities VP

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

Risk is inherent in all investing. The value of your investment in the portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the portfolio or your investment may not perform as well as other similar investments. The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:



MARKET


The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. If the market prices of the securities owned by the portfolio fall, the value of your investment in the portfolio will decline. The value of a security may fall due to factors affecting securities markets generally or a particular sector of the securities markets or factors affecting particular industries or issuers. The equity and debt capital markets in the United States and internationally have experienced unprecedented volatility. This financial crisis has caused a significant decline in the value and liquidity of many securities. This environment could make identifying investment risks and opportunities especially difficult. These market conditions may continue or get worse. Changes in market conditions will not have the same impact on all types of securities.


MORTGAGE-RELATED SECURITIES

Mortgage-related securities in which the portfolio may invest represent pools of mortgage loans assembled for sale to investors by various governmental agencies or government-related fluctuation organizations, as well as by private issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Unlike mortgage-related securities issued or guaranteed by the U.S. government or its agencies and instrumentalities, mortgage-related securities issued by private issuers do not have a government or government-sponsored entity guarantee (but may have other credit enhancement), and may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics. Real estate markets have been particularly affected by the current financial crisis, which has had an adverse effect on mortgage-related securities. Mortgage-related securities are subject to special risks. The repayment of certain mortgage-related securities depends primarily on the cash collections received from the issuer's underlying asset portfolio and, in certain cases, the issuer's ability to issue replacement securities (such as asset-backed commercial paper). As a result, there could be losses to the portfolio in the event of credit or market value deterioration in the issuer's underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing securities, or the issuer's inability to issue new or replacement securities. This is also true for other asset-backed securities. Upon the occurrence of certain triggering events or defaults, the investors in a security held by the portfolio may become the holders of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss. The portfolio's investments in mortgage-related securities are also exposed to prepayment or call risk, which is the possibility that mortgage holders will repay their loans early during periods of falling interest rates, requiring the portfolio to reinvest in lower-yielding instruments and receive less principal or income than originally was anticipated. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. This is known as extension risk.


FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - market risk: fluctuations in market value

 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down. The longer the maturity or duration, the more sensitive the value of a fixed-income security is to fluctuations in interest rates

 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of

                                       TST
               TUSGS-2 Transamerica U.S. Government Securities VP affected securities, making them more sensitive to interest rate changes

 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines. The portfolio may incur expenses to protect the portfolio's interest in securities experiencing these events. If the portfolio invests in securities that are subordinated to other securities, or which represent interests in pools of such subordinated securities, those investments may be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer.


If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

COUNTRY, SECTOR OR INDUSTRY FOCUS
To the extent the portfolio invests a significant portion of its assets in one or more countries, sectors or industries at any time, the portfolio will face a greater risk of loss due to factors affecting the single country, sector or industry than if the portfolio always maintained wide diversity among the countries, sectors and industries in which it invests. For example, technology companies involve risks due to factors such as the rapid pace of product change, technological developments and new competition. Their stocks historically have been volatile in price, especially over the short term, often without regard to the merits of individual companies. Banks and financial institutions are subject to potentially restrictive governmental controls and regulations that may limit or adversely affect profitability and share price. In addition, securities in that sector may be very sensitive to interest rate changes throughout the world.

HIGH-YIELD DEBT SECURITIES

High-yield debt securities, or junk bonds, are securities which are rated below "investment grade" or, if unrated, are considered by the sub-adviser to be of equivalent quality. High-yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments or in bankruptcy. A portfolio with high-yield debt securities may be more susceptible to credit risk and market risk than a portfolio that invests only in higher-quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, the portfolio's sub-adviser may find it more difficult to sell these securities or may have to sell them at lower prices. High-yield securities are not generally meant for short-term investing.


FOREIGN SECURITIES
Investments in foreign securities, including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:




 - different accounting and reporting practices


 - less information available to the public


 - less (or different) regulation of securities markets


 - more complex business negotiations


 - less liquidity


 - more fluctuations in prices


 - delays in settling foreign securities transactions


 - higher costs for holding shares (custodial fees)


 - higher transaction costs


 - vulnerability to seizure and taxes


 - political or financial instability and small markets


 - different market trading days



CURRENCY


When the portfolio invests in securities denominated in foreign securities, it is subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the


                                       TST
               TUSGS-3 Transamerica U.S. Government Securities VP currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, the portfolio's investments in foreign currency denominated securities may reduce the returns of the portfolio.


DERIVATIVES

The use of derivative instruments may involve risks and costs different from, and possibly greater than, the risks and costs associated with investing directly in securities or other traditional investments. The portfolio's use of certain derivatives may in some cases involve forms of financial leverage, which involves risk and may increase the volatility of the portfolio's net asset value. Even a small investment in derivatives can have a disproportionate impact on the portfolio. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the portfolio. The other parties to certain derivative contracts present the same types of default or credit risk as issuers of fixed income securities. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may be difficult to value, or may be subject to the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. In addition, derivatives may be subject to market risk, interest rate risk and credit risk. The portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances or at reasonable prices. The portfolio's sub-adviser may not make use of derivatives for a variety of reasons.



PLEASE ALSO SEE THE PORTFOLIO'S WEBSITE AT WWW.TRANSAMERICAFUNDS.COM (SELECT TRANSAMERICA VARIABLE PORTFOLIO) FOR MORE INFORMATION ABOUT THE PORTFOLIO.


YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------


The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Barclays Capital (formerly Lehman Brothers) U.S. Government Index, is a widely recognized, unmanaged index of market performance, which is comprised of domestic fixed-income securities, including Treasury issues and corporate debt issues. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.


Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.


                                       TST
               TUSGS-4 Transamerica U.S. Government Securities VP

TOTAL RETURN
(per calendar year)

(PERFORMANCE GRAPH)

1999                                           -0.87
2000                                           10.16
2001                                            5.10
2002                                            5.81
2003                                            2.95
2004                                            3.30
2005                                            2.23
2006                                            3.27
2007                                            6.05
2008                                            7.66



The highest and lowest quarterly returns for the periods reflected in the bar chart are:


                    Highest:  5.07%   Quarter 12/31/2008
                    Lowest:  (2.83)%  Quarter  6/30/2004



                          AVERAGE ANNUAL TOTAL RETURNS
                   (For Calendar Year ended December 31, 2008)


                                                   10 YEARS
                                                    OR LIFE
                              1 YEAR    5 YEARS    OF FUND*
                              ------    -------    --------
Initial Class                   7.66%     4.48%      4.53%
Service Class                   7.42%     4.21%      3.83%
Barclays Capital U.S.
  Government Index             12.39%     6.06%      6.16%




 *   Service Class shares commenced operations May 1, 2003.

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Dreyfus U.S. Government Securities Portfolio of Endeavor Series Trust. TIM has been the portfolio's sub-adviser since May 1, 2002.

(MONEY ICON)
EXPENSES
----------------------------------------


When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts. The table below sets forth the estimated fees and expenses you may pay if you invest in the portfolio's shares, and, unless otherwise indicated, reflects expenses incurred by the portfolio during its fiscal year ended December 31, 2008. Actual expenses may vary significantly.


FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets


                             CLASS OF SHARES
                           INITIAL     SERVICE
----------------------------------------------
Management fees              0.55%       0.55%
Rule 12b-1 fees              0.00%(b)    0.25%
Other expenses               0.05%       0.05%
                           -------------------
TOTAL                        0.60%       0.85%
Expense reduction(c)         0.00%       0.00%
                           -------------------
NET OPERATING EXPENSES       0.60%       0.85%
----------------------------------------------




(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2008.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2010. The Board of Trustees reserves the right to cause such fees to be paid after that date.

(c) Contractual arrangement with Transamerica Asset Management, Inc. ("TAM") through April 30, 2010 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.63%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.63% of average daily net assets, excluding 12b-1 fees and certain extraordinary expenses.


EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It shows the cumulative expenses you would pay if you invested $10,000, reinvested all distributions and dividends without a sales charge, and held your shares for the periods shown and then redeem all of your shares at the end of those periods, with a 5% annual return (this assumption is required by the SEC and is not a prediction of the portfolio's future performance) and portfolio operating expenses remaining the same. Because actual returns and expenses will be different, the example is for comparison only.


The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.


SHARE CLASS                       1 YEAR   3 YEARS   5 YEARS   10 YEARS
-----------------------------------------------------------------------
Initial Class                       $61      $225      $402     $  916
Service Class                       $87      $271      $471     $1,049
-----------------------------------------------------------------------






                                       TST
               TUSGS-5 Transamerica U.S. Government Securities VP

(BRIEFCASE ICON)

MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the annual rate of 0.55% of the portfolio's average daily net assets.


For the fiscal year ended December 31, 2008, the portfolio paid a management fee of 0.55% of the portfolio's average daily net assets.


SUB-ADVISER: Transamerica Investment Management, LLC, 11111 Santa Monica Blvd., Suite 820, Los Angeles, CA 90025

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the annual rate of 0.15% of the portfolio's average daily net assets.


A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's semi-annual report for the fiscal period ended June 30, 2008.


PORTFOLIO MANAGERS:


DEREK S. BROWN, CFA, PORTFOLIO MANAGER (LEAD)

Derek S. Brown is a Portfolio Manager at TIM. Mr. Brown is the Lead manager of Transamerica U.S. Government Securities. He also manages mutual funds, sub-advised funds and institutional accounts in the Fixed Income discipline. Prior to joining TIM in 2005, he served in the portfolio management and fixed income trading departments at Bradford & Marzec, Inc. Mr. Brown also previously worked in the trading departments of Back Bay Advisors and The Boston Company Asset Management. He holds an M.B.A. from Boston College and received a B.A. in Communications Studies from University of Maine. Mr. Brown has earned the right to use the Chartered Financial Analyst designation and has 17 years of investment experience.



GREG D. HAENDEL, CFA, PORTFOLIO MANAGER (CO)

Greg D. Haendel is a Portfolio Manager at TIM. Mr. Haendel is the Lead Manager of Transamerica Money Market and a Co-Manager of Transamerica U.S. Government Securities. Prior to joining TIM in 2003, he worked as a High Yield Intern for Metropolitan West Asset Management, as a Fixed Income Intern for Lehman Brothers in London, as a Mortgage-Backed Portfolio Manager for Co-Bank in Colorado, and as a Global Debt Analyst for Merrill Lynch in New York. Mr. Haendel holds an M.B.A. in Finance and Accounting from The Anderson School at UCLA and received a B.A. in Economics from Amherst College. Mr. Haendel has earned the right to use the Chartered Financial Analyst designation and has 11 years of investment experience.



TIM, through its parent company, has provided investment advisory services to various clients since 1967.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio mangers, and the portfolio managers' ownership of securities in the portfolio.


                                       TST
               TUSGS-6 Transamerica U.S. Government Securities VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2008 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2008 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.


                                                                      INITIAL CLASS
                                              ------------------------------------------------------------
                                                                 YEAR ENDED DECEMBER 31,
FOR A SHARE OUTSTANDING THROUGHOUT EACH       ------------------------------------------------------------
PERIOD                                          2008         2007         2006         2005         2004
----------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of year                             $  12.00     $  11.86     $  11.94     $  12.32     $  12.42
INVESTMENT OPERATIONS
Net investment income(a)                          0.44         0.54         0.52         0.43         0.40
Net realized and unrealized gain (loss)           0.47         0.16        (0.14)       (0.15)          --
                                              ------------------------------------------------------------
Total operations                                  0.91         0.70         0.38         0.28         0.40
                                              ------------------------------------------------------------
DISTRIBUTIONS
From net investment income                       (0.27)       (0.56)       (0.44)       (0.50)       (0.44)
From net realized gains                             --           --        (0.02)       (0.16)       (0.06)
                                              ------------------------------------------------------------
Total distributions                              (0.27)       (0.56)       (0.46)       (0.66)       (0.50)
                                              ------------------------------------------------------------
NET ASSET VALUE
End of year                                   $  12.64     $  12.00     $  11.86     $  11.94     $  12.32
                                              ------------------------------------------------------------
TOTAL RETURN(B)                                   7.66%        6.05%        3.27%        2.23%        3.30%
NET ASSETS END OF YEAR (000's)                $247,964     $149,664     $164,070     $186,335     $211,847
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets                    0.60%        0.62%        0.62%        0.67%        0.72%
Net investment income, to average net
  assets                                          3.60%        4.56%        4.41%        3.50%        3.19%
Portfolio turnover rate                            200%         170%         184%          92%          82%
----------------------------------------------------------------------------------------------------------

                                                                      SERVICE CLASS
                                              ------------------------------------------------------------
                                                                 YEAR ENDED DECEMBER 31,
FOR A SHARE OUTSTANDING THROUGHOUT EACH       ------------------------------------------------------------
PERIOD                                          2008         2007         2006         2005         2004
----------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of year                             $  12.23     $  12.09     $  12.18     $  12.53     $  12.64
INVESTMENT OPERATIONS
Net investment income(a)                          0.39         0.52         0.51         0.41         0.37
Net realized and unrealized gain (loss)           0.51         0.16        (0.14)       (0.16)       (0.01)
                                              ------------------------------------------------------------
Total operations                                  0.90         0.68         0.37         0.25         0.36
                                              ------------------------------------------------------------
DISTRIBUTIONS
From net investment income                       (0.27)       (0.54)       (0.44)       (0.44)       (0.41)
From net realized gains                             --           --        (0.02)       (0.16)       (0.06)
                                              ------------------------------------------------------------
Total distributions                              (0.27)       (0.54)       (0.46)       (0.60)       (0.47)
                                              ------------------------------------------------------------
NET ASSET VALUE
End of year                                   $  12.86     $  12.23     $  12.09     $  12.18     $  12.53
                                              ------------------------------------------------------------
TOTAL RETURN(B)                                   7.42%        5.78%        3.06%        1.98%        2.90%
NET ASSETS END OF YEAR (000's)                $620,178     $ 26,213     $  8,572     $  7,558     $  5,250
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets                    0.85%        0.87%        0.87%        0.92%        0.97%
Net investment income, to average net
  assets                                          3.14%        4.29%        4.27%        3.27%        2.97%
Portfolio turnover rate                            200%         170%         184%          92%          82%
----------------------------------------------------------------------------------------------------------





(a)  Calculation is based on average number of shares outstanding.





(b) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.





                                       TST
               TUSGS-7 Transamerica U.S. Government Securities VP

-------------------------
When a sub-adviser uses a "bottom-up" approach, it looks primarily at individual companies against the context of broad market factors.





(TRANSAMERICA INVESTMENT LOGO)                    TRANSAMERICA VALUE BALANCED VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks preservation of capital and competitive investment returns.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC, ("TIM") seeks to achieve the portfolio's investment objective by investing principally in:


 - domestic equities whose market capitalization generally exceeds $3 billion


 - debt obligations of U.S. and foreign issuers, some of which will be convertible into common stocks

 - U.S. Treasury bonds, notes and bills
 - money market instruments

 - mortgage-backed and asset-backed securities



To achieve its goal TIM invests in a diversified portfolio of common stocks, bonds, money market instruments and other short-term debt securities issued by companies of all sizes. TIM's equity and fixed-income management teams work together to build a portfolio of growth stocks combined with bonds that TIM considers to be of good credit quality purchased at favorable prices.



TIM uses a "bottom-up" approach to investing. It studies industry and economic trends, but focuses on researching individual issuers. The portfolio is constructed one security at a time. Each issuer passes through a research process and stands on its own merits as a viable investment in TIM's opinion.



Although the portfolio will invest primarily in publicly traded U.S. securities, it will be able to invest up to 10% of its total assets in foreign securities, including securities of issuers in emerging countries and securities quoted in foreign currencies.



TIM will seek to enhance returns in rising stock markets by increasing its allocation to equity, then seek to protect itself in falling stock markets by reducing equity exposure and shifting into fixed-income investments, as well as into money market funds. However at all times the portfolio will hold at least 25% of its assets in non-convertible fixed-income securities.



Equity Investments -- TIM uses an intrinsic value discipline in selecting securities, based on strong earnings and cash flows to foster future growth, with the goal of producing a long term, above-average rate of return. In projecting free cash flows and determining earnings potential and valuation, TIM uses multiple factors such as:


 - the quality of the management team;


 - the company's ability to earn returns on capital in excess of the cost of capital;


 - competitive barriers to entry; and


 - the financial condition of the company.



TIM takes a long-term approach to investing and views each investment in a company as owning a piece of the business.



Fixed-Income Investments -- TIM's bond management team seeks out bonds with credit strength of the quality that it believes could warrant higher ratings, which, in turn, could lead to higher valuations. To identify these bonds, the bond research team performs in-depth income and credit analysis on companies issuing bonds under consideration for the portfolio. It also compiles bond price information from many different bond markets and evaluates how these bonds can be expected to perform with respect to recent economic developments. TIM analyzes this market information daily, negotiating each trade and buying bonds at what TIM considers to be the best available prices.



The portfolio may invest in mortgage-backed securities and lower-rated bonds. The portfolio may also invest in derivative securities, including futures, options and options on futures, swaps and foreign securities.



The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.



                                       TST
                      TVB-1 Transamerica Value Balanced VP

Please see Appendix A for more information about investment strategies.


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------


Risk is inherent in all investing. The value of your investment in the portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the portfolio or your investment may not perform as well as other similar investments. The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:



MARKET


The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. If the market prices of the securities owned by the portfolio fall, the value of your investment in the portfolio will decline. The value of a security may fall due to factors affecting securities markets generally or a particular sector of the securities markets or factors affecting particular industries or issuers. The equity and debt capital markets in the United States and internationally have experienced unprecedented volatility. This financial crisis has caused a significant decline in the value and liquidity of many securities. This environment could make identifying investment risks and opportunities especially difficult. These market conditions may continue or get worse. Changes in market conditions will not have the same impact on all types of securities.


STOCKS

Stocks may be volatile -- their prices may go up and down dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, the securities market as a whole or the overall economy. Because the stocks the portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.





FIXED-INCOME SECURITIES


The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:



 - market risk: fluctuations in market value


 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down. The longer the maturity or duration, the more sensitive the value of a fixed-income security is to fluctuations in interest rates


 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities


 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes


 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines. The portfolio may incur expenses to protect the portfolio's interest in securities experiencing these events. If the portfolio invests in securities that are subordinated to other securities, or which represent interests in pools of such subordinated securities, those investments may be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer.



If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.



                                       TST
                      TVB-2 Transamerica Value Balanced VP

DERIVATIVES


The use of derivative instruments may involve risks and costs different from, and possibly greater than, the risks and costs associated with investing directly in securities or other traditional investments. The portfolio's use of certain derivatives may in some cases involve forms of financial leverage, which involves risk and may increase the volatility of the portfolio's net asset value. Even a small investment in derivatives can have a disproportionate impact on the portfolio. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the portfolio. The other parties to certain derivative contracts present the same types of default or credit risk as issuers of fixed income securities. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may be difficult to value, or may be subject to the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. In addition, derivatives may be subject to market risk, interest rate risk and credit risk. The portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances or at reasonable prices. The portfolio's sub-adviser may not make use of derivatives for a variety of reasons.



MORTGAGE-RELATED SECURITIES


Mortgage-related securities in which the portfolio may invest represent pools of mortgage loans assembled for sales to investors by various governmental agencies or government-related fluctuation organizations, as well as by private issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Unlike mortgage-related securities issued or guaranteed by the U.S. government or its agencies and instrumentalities, mortgage-related securities issued by private issuers do not have a government or government-sponsored entity guarantee (but may have other credit enhancement), and may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics. Real estate markets have been particularly affected by the current financial crisis, which has had an adverse effect on mortgage-related securities. Mortgage-related securities are subject to special risks. The repayment of certain mortgage-related securities depends primarily on the cash collections received from the issuer's underlying asset portfolio and, in certain cases, the issuer's ability to issue replacement securities (such as asset-backed commercial paper). As a result, there could be losses to the portfolio in the event of credit or market value deterioration in the issuer's underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing securities, or the issuer's inability to issue new or replacement securities. This is also true for other asset-backed securities. Upon the occurrence of certain triggering events or defaults, the investors in a security held by the portfolio may become the holders of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss. The portfolio's investments in mortgage-related securities are also exposed to prepayment or call risk, which is the possibility that mortgage holders will repay their loans early during periods of falling interest rates, requiring the portfolio to reinvest in lower-yielding instruments and receive less principal or income than originally was anticipated. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. This is known as extension risk.


FOREIGN SECURITIES
Investments in foreign securities including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs"), and European Depositary Receipts ("EDRs") involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:




 - different accounting and reporting practices


 - less information available to the public


 - less (or different) regulation of securities markets


 - more complex business negotiations


 - less liquidity


 - more fluctuations in prices


 - delays in settling foreign securities transactions


 - higher costs for holding shares (custodial fees)


 - higher transaction costs


 - vulnerability to seizure and taxes


 - political or financial instability and small markets


 - different market trading days



                                       TST
                      TVB-3 Transamerica Value Balanced VP

CURRENCY


When the portfolio invests in securities denominated in foreign currencies, it is subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, the portfolio's investments in foreign currency denominated securities may reduce the returns of the portfolio.


EMERGING MARKETS

Investing in the securities of issuers located in or principally doing business in emerging markets bears foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging markets countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. In addition, a portfolio investing in emerging markets countries may be required to establish special custody or other arrangements before investing.





HIGH-YIELD DEBT SECURITIES


High-yield debt securities, or junk bonds, are securities which are rated below "investment grade" or, if unrated, are considered by the sub-adviser to be of equivalent quality. High-yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments or in bankruptcy. A portfolio with high-yield debt securities may be more susceptible to credit risk and market risk than a portfolio that invests only in higher quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, the portfolio's sub-adviser may find it more difficult to sell these securities or may have to sell them at lower prices. High-yield securities are not generally meant for short-term investing.



SMALL- OR MEDIUM-SIZED COMPANIES


Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies, particularly developing companies, generally are subject to more volatility in price than larger company securities. Among the reasons for their greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities and the greater sensitivity of smaller companies to changing economic conditions. Smaller companies often have limited product lines, markets, or financial resources, and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.



PLEASE ALSO SEE THE PORTFOLIO'S WEBSITE AT WWW.TRANSAMERICAFUNDS.COM (SELECT TRANSAMERICA VARIABLE PORTFOLIO) FOR MORE INFORMATION ABOUT THE PORTFOLIO.


YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.





                                       TST
                      TVB-4 Transamerica Value Balanced VP

(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's primary benchmark is the Russell 1000(R) Value Index, which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values; and the secondary benchmark is the Barclays Capital (formerly Lehman Brothers) U.S. Aggregate Index ("BCUSA Index"), which covers the U.S. dollar-denominated, investment-grade, fixed-rate, taxable bond market of SEC-registered securities, including U.S. Treasury issues, corporate and government-related debt issues, mortgage-backed securities, asset-backed securities and commercial mortgage-backed securities. Each index is a widely recognized, unmanaged index of market performance. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.


Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

(PERFORMANCE GRAPH)


1999                                           -5.64
2000                                           17.55
2001                                            2.16
2002                                          -13.82
2003                                           20.16
2004                                            9.96
2005                                            6.59
2006                                           15.27
2007                                            6.72
2008                                          -30.54



The highest and lowest quarterly returns for the periods reflected in the bar chart are:




                    Highest:  12.05%   Quarter ended  6/30/2003
                    Lowest:  (15.54)%  Quarter ended 12/31/2008



                          AVERAGE ANNUAL TOTAL RETURNS
                   (For Calendar Year ended December 31, 2008)


                                                        10 YEARS
                                                         OR LIFE
                                   1 YEAR     5 YEARS   OF FUND*
                                   ------     -------   --------
Initial Class                      (30.54)%     0.03%     1.63%
Service Class                      (30.70)%    (0.20)%    2.38%
Russell 1000(R) Value Index        (36.85)%    (0.79)%    1.36%
BCUSA Index                          5.24%      4.65%     5.63%




*    Service Class shares commenced operations May 1, 2003.

(MONEY ICON)


EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts. The table below sets forth the estimated fees and expenses you may pay if you invest in the portfolio's shares, and, unless otherwise indicated, reflects expenses incurred by the portfolio during its fiscal year ended December 31, 2008. Actual expenses may vary significantly.


FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets


                                             CLASS OF SHARES
                                           INITIAL     SERVICE
--------------------------------------------------------------
Management fees                              0.75%       0.75%
Rule 12b-1 fees                              0.00%(b)    0.25%
Other expenses                               0.06%       0.06%
                                           -------------------
TOTAL                                        0.81%       1.06%
Expense reduction(c)                         0.00%       0.00%
                                           -------------------
NET OPERATING EXPENSES                       0.81%       1.06%
--------------------------------------------------------------




(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2008.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2010. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset Management, Inc. ("TAM") through April 30, 2010 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain

                                       TST
                      TVB-5 Transamerica Value Balanced VP
     extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00% of average daily net assets, excluding 12b-1 fees and certain extraordinary expenses.


EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It shows the cumulative expenses you would pay if you invested $10,000, reinvested all distributions and dividends without a sales charge, and held your shares for the periods shown and then redeem all of your shares at the end of those periods, with a 5% annual return (this assumption is required by the SEC and is not a prediction of the portfolio's future performance) and portfolio operating expenses remaining the same. Because actual returns and expenses will be different, the example is for comparison only.


The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.


SHARE CLASS               1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------
Initial Class              $ 83      $291      $516     $1,164
Service Class              $108      $337      $585     $1,294
---------------------------------------------------------------





(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.75% of the first $500 million; 0.65% over $500 million up to $1 billion; and 0.60% in excess of $1 billion.


For the fiscal year ended December 31, 2008, the portfolio paid a management fee of 0.75% of the portfolio's average daily net assets.


SUB-ADVISER: Transamerica Investment Management, LLC, 11111 Santa Monica Blvd., Suite 820, Los Angeles, CA 90025

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.35% of the first $500 million; 0.325% over $500 million up to $1 billion; and 0.30% in excess of $1 billion, less 50% of any amount reimbursed to the portfolio by TAM pursuant to the expense limitation.


A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's semi-annual report for the fiscal period ended June 30, 2008.


PORTFOLIO MANAGERS:




GREG D. HAENDEL, CFA, PORTFOLIO MANAGER (LEAD-FIXED INCOME) Greg D. Haendel is a Portfolio Manager at TIM. Prior to joining TIM in 2003, he worked as a High Yield Intern for Metropolitan West Asset Management, as a Fixed Income Intern for Lehman Brothers in London, as a Mortgage-Backed Portfolio Manager for Co-Bank in Colorado, and as a Global Debt Analyst for Merrill Lynch in New York. Mr. Haendel holds an M.B.A. in Finance and Accounting from The Anderson School at UCLA and received a B.A. in Economics from Amherst College. Mr. Haendel has earned the right to use the Chartered Financial Analyst designation and has 11 years of investment experience.



GEOFFREY I. EDELSTEIN, CFA, CIC, PORTFOLIO MANAGER (LEAD-EQUITY) Geoffrey I. Edelstein is Principal, Managing Director and Portfolio Manager at TIM. He co-manages institutional and TIM's private separate accounts and sub-advised funds in the Equity disciplines. Mr. Edelstein's analytical responsibilities include the Consumer Staples sector. He joined TIM in 2005 when the firm acquired Westcap Investors, LLC. Westcap was co-founded by Mr. Edelstein in 1992. Prior to Westcap, he practiced Corporate and Real Estate Law from 1988-1991. Mr. Edelstein earned a B.A. from University of Michigan and a J.D. from Northwestern University School of Law. He was a member of the AIMR Blue Ribbon Task Force on Soft Dollars, 1997 and has earned the right to use the Chartered Financial Analyst designation. He is also a member of the Board of Governors of the


                                       TST
                      TVB-6 Transamerica Value Balanced VP

Investment Adviser Association and the Board of Directors of EMQ Families First, the largest children's agency in California. Mr. Edelstein has 17 years of investment experience.



DEREK S. BROWN, CFA, PORTFOLIO MANAGER (CO-FIXED INCOME) Derek S. Brown is a Portfolio Manager and Director of Fixed Income at TIM. He manages mutual funds, sub-advised funds and institutional accounts in the Fixed Income discipline. Prior to joining TIM in 2005, he served in the portfolio management and fixed income trading departments at Bradford & Marzec, Inc. Mr. Brown also previously worked in the trading departments of Back Bay Advisors and The Boston Company Asset Management. He holds an M.B.A. from Boston College and received a B.A. in Communications Studies from University of Maine. Mr. Brown has earned the right to use the Chartered Financial Analyst designation and has 17 years of investment experience.



SCOTT L. DINSDALE, CFA, PORTFOLIO MANAGER (CO-EQUITY) Scott L. Dinsdale is a Senior Securities Analyst at TIM. He re-joined TIM in 2005 after previously serving as a Fixed Income Analyst from 1999-2000. Mr. Dinsdale was a Portfolio Manager and Analyst in the High Yield and Convertible Securities group at Pacific Life Insurance Company and previously worked as a Director at Standard and Poor's Ratings Group. He holds an M.B.A. in Finance and International Business from the Stern School of Business at New York University and received a B.A. in Business Administration from San Diego State University. Mr. Dinsdale has earned the right to use the Chartered Financial Analyst designation and has 20 years of investment experience.



KIRK R. FELDHUS, PORTFOLIO MANAGER (CO-EQUITY) Kirk R. Feldhus is a Securities Analyst at TIM. He co-manages institutional and retail portfolios for the diversified equity and all-cap value strategies. He joined TIM in 2005 when the firm acquired Westcap Investors, LLC. Prior to Westcap, Mr. Feldhus served as vice president at Crystal Cove Capital. He has worked as a research associate at Bank of America Securities and as a management consultant at Ernst & Young. He holds an M.B.A. from the Marshall School at the University of Southern California and earned a B.S. from Colorado State University. Mr. Feldhus has 9 years of investment experience.



BRIAN W. WESTHOFF, CFA PORTFOLIO MANAGER (CO-EQUITY) Brian W. Westhoff is a Portfolio Manager at TIM. Prior to joining TIM in 2003, Mr. Westhoff worked as an Equity Research Intern with Credit Suisse Asset Management, as a Fixed Income Investment Analyst at St. Paul Companies, and as an Argentine/Oil and Gas Equity Research Intern with Merrill Lynch in Argentina. He holds an M.B.A. from Thunderbird, the Garvin Graduate School of International Management, and received a B.S. in Business Administration from Drake University. Mr. Westhoff has earned the right to use the Chartered Financial Analyst designation and has 11 years of investment experience.


TIM, through its parent company, has provided investment advisory services to various clients since 1967.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the portfolio.


                                       TST
                      TVB-7 Transamerica Value Balanced VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2008 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2008 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.


                                                                      INITIAL CLASS
                                              ------------------------------------------------------------
                                                                 YEAR ENDED DECEMBER 31,
FOR A SHARE OUTSTANDING THROUGHOUT EACH       ------------------------------------------------------------
PERIOD                                          2008         2007         2006         2005         2004
----------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of year                             $  14.19     $  13.88     $  12.88     $  13.48     $  12.41
INVESTMENT OPERATIONS
Net investment income(a)                          0.38         0.40         0.36         0.31         0.36
Net realized and unrealized gain (loss)          (4.33)        0.51         1.52         0.51         0.86
                                              ------------------------------------------------------------
Total operations                                 (3.95)        0.91         1.88         0.82         1.22
                                              ------------------------------------------------------------
DISTRIBUTIONS
From net investment income                       (0.45)       (0.37)       (0.35)       (0.36)       (0.15)
From net realized gains                          (1.20)       (0.23)       (0.53)       (1.06)          --
                                              ------------------------------------------------------------
Total distributions                              (1.65)       (0.60)       (0.88)       (1.42)       (0.15)
                                              ------------------------------------------------------------
NET ASSET VALUE
End of year                                   $   8.59     $  14.19     $  13.88     $  12.88     $  13.48
                                              ------------------------------------------------------------
TOTAL RETURN(B)                                 (30.54)%       6.72%       15.27%        6.59%        9.96%
NET ASSETS END OF YEAR (000's)                $220,482     $393,632     $441,492     $462,906     $525,519
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets                    0.81%        0.83%        0.83%        0.85%        0.84%
Net investment income, to average net
  assets                                          3.20%        2.79%        2.70%        2.34%        2.88%
Portfolio turnover rate                             58%          45%          41%          58%          98%
----------------------------------------------------------------------------------------------------------

                                                                      SERVICE CLASS
                                              ------------------------------------------------------------
                                                                 YEAR ENDED DECEMBER 31,
FOR A SHARE OUTSTANDING THROUGHOUT EACH       ------------------------------------------------------------
PERIOD                                          2008         2007         2006         2005         2004
----------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of year                             $  14.64     $  14.31     $  13.25     $  13.86     $  12.74
INVESTMENT OPERATIONS
Net investment income(a)                          0.36         0.37         0.34         0.28         0.37
Net realized and unrealized gain (loss)          (4.47)        0.54         1.57         0.52         0.87
                                              ------------------------------------------------------------
Total operations                                 (4.11)        0.91         1.91         0.80         1.24
                                              ------------------------------------------------------------
DISTRIBUTIONS
From net investment income                       (0.43)       (0.35)       (0.32)       (0.35)       (0.12)
From net realized gains                          (1.20)       (0.23)       (0.53)       (1.06)          --
                                              ------------------------------------------------------------
Total distributions                              (1.63)       (0.58)       (0.85)       (1.41)       (0.12)
                                              ------------------------------------------------------------
NET ASSET VALUE
End of year                                   $   8.90     $  14.64     $  14.31     $  13.25     $  13.86
                                              ------------------------------------------------------------
TOTAL RETURN(B)                                 (30.70)%       6.46%       15.04%        6.21%        9.83%
NET ASSETS END OF YEAR (000's)                $  7,588     $  7,484     $  6,568     $  5,240     $  3,711
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets                    1.06%        1.08%        1.08%        1.10%        1.10%
Net investment income, to average net
  assets                                          3.07%        2.53%        2.45%        2.09%        2.81%
Portfolio turnover rate                             58%          45%          41%          58%          98%
----------------------------------------------------------------------------------------------------------





(a)  Calculation is based on average number of shares outstanding.





(b) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.





                                       TST
                      TVB-8 Transamerica Value Balanced VP

-------------------------

When a sub-adviser uses a "top-down" approach, it looks first at broad market factors, and on the basis of those market factors, chooses certain markets, countries, sectors or industries within the overall market.






(VAN KAMPEN INVESTMENTS LOGO)                     TRANSAMERICA VAN KAMPEN ACTIVE
                                                     INTERNATIONAL ALLOCATION VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------
This portfolio seeks to provide long-term capital appreciation.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------
The portfolio's sub-adviser is Morgan Stanley Investment Management Inc., which does business in certain instances (including its role as a sub-adviser to this portfolio) under the name Van Kampen ("Van Kampen").

The portfolio invests primarily, in accordance with country and sector weightings determined by its sub-adviser, in equity securities of non-U.S. issuers which, in the aggregate, replicate broad market indices.

Van Kampen seeks to maintain a diversified portfolio of international equity securities based on a top-down approach that emphasizes country and sector selection and weighting rather than individual stock selection. Van Kampen seeks to capitalize on the significance of country and sector selection in international equity portfolio returns by over and underweighting countries and/or sectors based primarily on three factors: (i) valuation; (ii) dynamics/fundamental change; and (iii) market momentum/technicals.


Van Kampen analyzes both the global economic environment and the economies of countries throughout the world, focusing mainly on the industrialized countries comprising the Morgan Stanley Capital International Europe, Australasia & Far East Index (the "MSCI EAFE Index"). EAFE countries include Japan, most nations in Western Europe, Australia, New Zealand, Hong Kong and Singapore.



Van Kampen views each country and sector as a unique investment opportunity and evaluates factors such as valuation, growth, inflation, interest rates, corporate earnings growth, liquidity and risk characteristics, investor sentiment and economic and currency outlook. Van Kampen -- on an ongoing basis -- establishes the proportion or weighting for each country and sector (e.g., overweight, underweight or neutral) relative to the MSCI EAFE Index for investment by the portfolio. The sub-adviser invests the portfolio's assets within each country and/or sector based on its assigned weighting. Within each country and/or sector, Van Kampen will try to replicate, in the aggregate, the performance of a broad local market index by investing in "baskets" of common stocks and other equity securities. The portfolio may invest in emerging markets or developing countries and, with regard to such investments, may make global, regional and sector allocations to emerging markets, as well as allocations to specific emerging markets or developing countries. Van Kampen generally considers selling a portfolio holding when it determines that the holding no longer satisfies its investment criteria.



The portfolio may invest up to 10% of its net assets in foreign real estate companies, which are similar to entities organized and operated as real estate investment trusts ("REITs") in the United States. Investing in foreign real estate companies makes the portfolio susceptible to the risks associated with the ownership of real estate and with the real estate industry in general, as well as risks that relate specifically to the way foreign real estate companies are organized and operated. Foreign real estate companies may be subject to laws, rules and regulations governing those entities and their failure to comply with those laws, rules and regulations could negatively impact the performance of those entities. In addition, foreign real estate companies, like U.S. REITs and mutual funds, have expenses, including management and administration fees that are paid by their shareholders. As a result, shareholders will absorb their proportional share of duplicate levels of fees when the portfolio invests in foreign real estate companies.


Van Kampen may utilize futures, forwards, options, swaps and other derivative instruments to manage the risks of the portfolio and for other purposes, such as gaining exposure to currencies underlying various securities or financial instruments held in the portfolio.


The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective


                                       TST
       TVKAIA-1 Transamerica Van Kampen Active International Allocation VP during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.



Please see Appendix A for more information about investment strategies.


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------




Risk is inherent in all investing. The value of your investment in the portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the portfolio or your investment may not perform as well as other similar investments. The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:



MARKET


The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. If the market prices of the securities owned by the portfolio fall, the value of your investment in the portfolio will decline. The value of a security may fall due to factors affecting securities markets generally or a particular sector of the securities markets or factors affecting particular industries or issuers. The equity and debt capital markets in the United States and internationally have experienced unprecedented volatility. This financial crisis has caused a significant decline in the value and liquidity of many securities. This environment could make identifying investment risks and opportunities especially difficult. These market conditions may continue or get worse. Changes in market conditions will not have the same impact on all types of securities.


STOCKS

Stocks may be volatile -- their prices may go up and down dramatically over the short term. These price movements may result from factors affecting individual companies, industries, the securities market as a whole or the overall economy. Because the stocks the portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.


FOREIGN SECURITIES
Investments in foreign securities, including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:




- different accounting and reporting practices


- less information available to the public


- less (or different) regulation of securities markets


- more complex business negotiations


- less liquidity


- more fluctuations in prices


- delays in settling foreign securities  transactions


- higher costs for holding shares  (custodial fees)


- higher transaction costs


- vulnerability to seizure and taxes


- political or financial instability and small markets


- different market trading days



CURRENCY


When the portfolio invests in securities denominated in foreign currencies, it is subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, the portfolio's investments in foreign currency denominated securities may reduce the returns of the portfolio.


EMERGING MARKETS

Investing in the securities of issuers located in or principally doing business in emerging markets bears foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging markets countries may have less


                                       TST
       TVKAIA-2 Transamerica Van Kampen Active International Allocation VP developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging markets countries may be required to establish special custody or other arrangements before investing.


DERIVATIVES

The use of derivative instruments may involve risks and costs different from, and possibly greater than, the risks and costs associated with investing directly in securities or other traditional investments. The portfolio's use of certain derivatives may in some cases involve forms of financial leverage, which involves risk and may increase the volatility of the portfolio's net asset value. Even a small investment in derivatives can have a disproportionate impact on the portfolio. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the portfolio. The other parties to certain derivative contracts present the same types of default or credit risk as issuers of fixed income securities. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may be difficult to value, or may be subject to the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. In addition, derivatives may be subject to market risk, interest rate risk and credit risk. The portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances or at reasonable prices. The portfolio's sub-adviser may not make use of derivatives for a variety of reasons.





REITS


Real estate markets have been particularly affected by the financial crisis. Equity REITs can be affected by any changes in the value of the properties owned. A REIT's performance depends on the types and locations of the properties it owns and on how well it manages those properties or loan financings. A decline in rental income could occur because of extended vacancies, increased competition from other properties, tenants' failure to pay rent or poor management. A REIT's performance also depends on the company's ability to finance property purchases and renovations and manage its cash flows. Because REITs are typically invested in a limited number of projects or in a particular market segment, they are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Loss of status as a qualified REIT or changes in the treatment of REITs under the federal tax law could adversely affect the value of a particular REIT or the market for REITs as a whole.



REAL ESTATE SECURITIES


Real estate markets have been particularly affected by the current financial crisis. Investments in the real estate industry are subject to risks associated with direct investment in real estate. These risks may include, without limitation:



- Declining real estate value


- Risks relating to general and local economic conditions


- Over-building


- Increased competition for assets in local and regional markets


- Increases in property taxes


- Increases in operating expenses or interest rates


- Change in neighborhood value or the appeal of properties to tenants


- Insufficient levels of occupancy


- Inadequate rents to cover operating expenses



The performance of securities issued by companies in the real estate industry also may be affected by prudent management of insurance risks, adequacy of financing available in capital markets, competent management, changes in applicable laws and government regulations (including taxes) and social and economic trends.



PLEASE ALSO SEE THE PORTFOLIO'S WEBSITE AT WWW.TRANSAMERICAFUNDS.COM (SELECT TRANSAMERICA VARIABLE PORTFOLIO) FOR MORE INFORMATION ABOUT THE PORTFOLIO.


YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.


                                       TST
       TVKAIA-3 Transamerica Van Kampen Active International Allocation VP

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------


The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark is the MSCI-EAFE Index, a widely recognized, unmanaged index of market performance which includes stocks traded on exchanges in Europe, Australia, and the Far East, weighted by capitalization. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.


Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

(PERFORMANCE GRAPH)

1999                                           32.35
2000                                          -18.26
2001                                          -22.96
2002                                          -16.97
2003                                           32.81
2004                                           16.04
2005                                           13.79
2006                                           23.51
2007                                           15.60
2008                                          -38.83



The highest and lowest quarterly returns for the periods reflected in the bar chart are:




                    Highest:  23.26%   Quarter ended 12/31/1999
                    Lowest:  (19.12)%  Quarter ended  9/30/2008



                          AVERAGE ANNUAL TOTAL RETURNS
                   (For Calendar Year ended December 31, 2008)


                                                    10 YEARS
                                                     OR LIFE
                               1 YEAR    5 YEARS    OF FUND*
                               ------    -------    --------
Initial Class                  (38.83)%    2.89%      0.58%
Service Class                  (39.05)%    2.62%      7.63%
MSCI-EAFE Index                (43.06)%    2.10%      1.18%




 *   Service Class shares commenced operations May 1, 2003.

(1) This historical financial information for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, T. Rowe Price International Stock Portfolio of Endeavor Series Trust. Van Kampen has been the portfolio's sub-adviser since May 1, 2002.


(MONEY ICON)

EXPENSES
----------------------------------------


When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts. The table below sets forth the estimated fees and expenses you may pay if you invest in the portfolio's shares, and, unless otherwise indicated, reflects expenses incurred by the portfolio during its fiscal year ended December 31, 2008. Actual expenses may vary significantly.


FEE TABLE


ANNUAL PORTFOLIO OPERATING EXPENSES

(expenses that are deducted from portfolio assets)

% of average daily net assets


                                         CLASS OF SHARES
                                       INITIAL     SERVICE
----------------------------------------------------------
Management fees                          0.85%       0.85%
Rule 12b-1 fees                          0.00%(b)    0.25%
Other expenses(a)                        0.39%       0.39%
                                       -------------------
TOTAL                                    1.24%       1.49%
Expense reduction(c)                     0.17%       0.17%
                                       -------------------
NET OPERATING EXPENSES                   1.07%       1.32%
----------------------------------------------------------





(a) Other expenses have been restated to reflect expenses the portfolio expects to incur during its current fiscal year.

(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15%

                                       TST
       TVKAIA-4 Transamerica Van Kampen Active International Allocation VP of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2010. The Board of Trustees reserves the right to cause such fees to be paid after that date.

(c) Contractual arrangement with Transamerica Asset Management, Inc. ("TAM") through April 30, 2010 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.07%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than the expense limitation then in effect, excluding 12b-1 fees and certain extraordinary expenses.


EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It shows the cumulative expenses you would pay if you invested $10,000, reinvested all distributions and dividends without a sales charge, and held your shares for the periods shown and then redeem all of your shares at the end of those periods, with a 5% annual return (this assumption is required by the SEC and is not a prediction of the portfolio's future performance) and portfolio operating expenses remaining the same. Because actual returns and expenses will be different, the example is for comparison only.


The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.


SHARE CLASS               1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------
Initial Class              $109      $409      $730     $1,641
Service Class              $134      $454      $797     $1,765
---------------------------------------------------------------





(BRIEFCASE ICON)


MANAGEMENT
----------------------------------------




INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202


For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.85% of the first $250 million; 0.80% over $250 million up to $1 billion; and 0.775% in excess of $1 billion.


For the fiscal year ended December 31, 2008, the portfolio paid a management fee of 0.85% of the portfolio's average daily net assets.


SUB-ADVISER: Morgan Stanley Investment Management Inc. (doing business as Van Kampen), 522 Fifth Avenue, New York, NY 10036

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.45% up to $250 million; 0.40% over $250 million up to $500 million; 0.35% over $500 million up to $1 billion; and 0.325% in excess of $1 billion.


A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's semi-annual report for the fiscal period ended June 30, 2008.


PORTFOLIO MANAGER:

The portfolio's assets are managed within the sub-adviser's Active International Allocation team. The team consists of portfolio managers and analysts. The current member of the team who is primarily responsible for the day-to-day management of the portfolio is ANN D. THIVIERGE, a Managing Director of the sub-adviser. Ms. Thivierge has been associated with the sub-adviser in an investment management capacity since 1986 and began managing the portfolio in 2002.

The SAI provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager, and the portfolio manager's ownership of securities in the portfolio.


                                       TST
       TVKAIA-5 Transamerica Van Kampen Active International Allocation VP

FINANCIAL HIGHLIGHTS
----------------------------------------
(MONEY ICON)

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2008 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2008 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.


                                                                      INITIAL CLASS
                                              ------------------------------------------------------------
                                                                 YEAR ENDED DECEMBER 31,
FOR A SHARE OUTSTANDING THROUGHOUT EACH       ------------------------------------------------------------
PERIOD()                                        2008         2007         2006         2005         2004
----------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of year                             $  17.16     $  15.29     $  12.42     $  11.30     $   9.98
INVESTMENT OPERATIONS
Net investment income(a)                          0.28         0.29         0.25         0.18         0.11
Net realized and unrealized gain (loss)          (6.34)        2.05         2.67         1.34         1.45
                                              ------------------------------------------------------------
Total operations                                 (6.06)        2.34         2.92         1.52         1.56
                                              ------------------------------------------------------------
DISTRIBUTIONS
From net investment income                       (0.49)       (0.47)       (0.05)       (0.40)       (0.24)
From net realized gains                          (1.88)          --           --           --           --
                                              ------------------------------------------------------------
Total distributions                              (2.37)       (0.47)       (0.05)       (0.40)       (0.24)
                                              ------------------------------------------------------------
NET ASSET VALUE
End of year()                                 $   8.73     $  17.16     $  15.29     $  12.42     $  11.30
                                              ------------------------------------------------------------
TOTAL RETURN(B)                                 (38.83)%      15.60%       23.51%       13.79%       16.04%
NET ASSETS END OF YEAR (000's)                $120,650     $247,159     $230,638     $190,875     $151,185
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets()
  After reimbursement/fee waiver                  1.07%        1.02%        0.94%        0.94%        0.99%
  Before reimbursement/fee waiver()               1.09%        1.04%        1.05%        1.12%        1.12%
Net investment income, to average net
  assets()                                        2.08%        1.75%        1.84%        1.62%        1.13%
Portfolio turnover rate()                           27%          27%          17%          22%          63%
----------------------------------------------------------------------------------------------------------

                                                                      SERVICE CLASS
                                              ------------------------------------------------------------
                                                                 YEAR ENDED DECEMBER 31,
FOR A SHARE OUTSTANDING THROUGHOUT EACH       ------------------------------------------------------------
PERIOD()                                        2008         2007         2006         2005         2004
----------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of year                             $  17.12     $  15.28     $  12.43     $  11.32     $  10.00
INVESTMENT OPERATIONS
Net investment income(a)                          0.25         0.25         0.21         0.15         0.05
Net realized and unrealized gain (loss)          (6.33)        2.04         2.67         1.36         1.48
                                              ------------------------------------------------------------
Total operations                                 (6.08)        2.29         2.88         1.51         1.53
                                              ------------------------------------------------------------
DISTRIBUTIONS
From net investment income                       (0.46)       (0.45)       (0.03)       (0.40)       (0.21)
From net realized gains                          (1.88)          --           --           --           --
                                              ------------------------------------------------------------
Total distributions                              (2.34)       (0.45)       (0.03)       (0.40)       (0.21)
                                              ------------------------------------------------------------
NET ASSET VALUE
End of year()                                 $   8.70     $  17.12     $  15.28     $  12.43     $  11.32
                                              ------------------------------------------------------------
TOTAL RETURN(B)                                 (39.05)%      15.27%       23.18%       13.61%       15.71%
NET ASSETS END OF YEAR (000's)                $  9,046     $ 17,983     $ 12,147     $  4,917     $  2,293
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets
  After reimbursement/fee waiver                  1.32%        1.27%        1.19%        1.19%        1.24%
  Before reimbursement/fee waiver                 1.34%        1.29%        1.30%        1.37%        1.37%
Net investment income, to average net
  assets                                          1.84%        1.47%        1.48%        1.27%        0.50%
Portfolio turnover rate                             27%          27%          17%          22%          63%
----------------------------------------------------------------------------------------------------------





(a)  Calculation is based on average number of shares outstanding.




(b) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.





                                       TST
       TVKAIA-6 Transamerica Van Kampen Active International Allocation VP

(VAN KAMPEN INVESTMENTS LOGO)          TRANSAMERICA VAN KAMPEN LARGE CAP CORE VP

OBJECTIVE
----------------------------------------
(BULLSEYE ICON)

This portfolio seeks to provide high total return.

(CHESS PIECE ICON)

PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser is Morgan Stanley Investment Management Inc., which does business in certain instances (including its role as a sub-adviser to this portfolio) under the name Van Kampen ("Van Kampen").

Under normal circumstances, at least 80% of the portfolio's assets will be invested in companies with market capitalizations of $10 billion or more. The portfolio invests primarily in companies that Van Kampen believes have strong free cash flow and earnings growth potential. Van Kampen emphasizes individual security selection.


Van Kampen may invest up to 10% of the portfolio's assets in securities of issuers economically tied to emerging markets countries. An issuer generally will be deemed to be economically tied to a country (or countries) in which the issuer has at least 50% of its assets or from which it derives at least 50% of its revenues or profits, or in whose securities markets its securities principally trade.



The portfolio may purchase and sell certain derivative instruments, such as options, futures contracts and options on futures contracts, for various portfolio management purposes, including to earn income, facilitate portfolio management and mitigate risks. Derivative instruments used by the portfolio will be counted toward the 80% policy discussed above to the extent they have economic characteristics similar to the securities included within that policy.


The portfolio may invest up to 10% of its total assets in Real Estate Investment Trusts ("REITs").


The portfolio may invest up to 25% of its total assets in securities of foreign issuers, including emerging markets securities primarily through ownership of depositary receipts.


The portfolio spans both growth and value styles of investing. Both inflows and outflows will be allocated equally between the two investment styles. In addition, Van Kampen will rebalance monthly to maintain an equal allocation between the two investment styles. These allocations are non-discretionary.

EQUITY -- Van Kampen seeks capital appreciation by investing primarily in growth-oriented equity securities of U.S. and, to a limited extent, foreign companies that are listed on U.S. exchanges or traded in U.S. markets.

The manager seeks to invest in high quality companies it believes have sustainable competitive advantages and the ability to redeploy capital at high rates of return. The manager typically favors companies with rising returns on invested capital, above average business visibility, strong free cash flow generation and an attractive risk/reward profile. The manager generally considers selling an investment when it determines the company no longer satisfies its investment criteria.

VALUE -- The value portion of the portfolio emphasizes a value style of investing seeking well-established, undervalued companies believed by Van Kampen to possess the potential for capital growth and income. Portfolio securities are typically sold when Van Kampen's assessments of the capital growth and income potential of such securities materially change.


The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.



Please see Appendix A for more information about investment strategies.


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------


Risk is inherent in all investing. The value of your investment in the portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the portfolio or your investment may not perform as


                                       TST
               TVKLCC-1 Transamerica Van Kampen Large Cap Core VP well as other similar investments. The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:



MARKET


The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. If the market prices of the securities owned by the portfolio fall, the value of your investment in the portfolio will decline. The value of a security may fall due to factors affecting securities markets generally or a particular sector of the securities markets or factors affecting particular industries or issuers. The equity and debt capital markets in the United States and internationally have experienced unprecedented volatility. This financial crisis has caused a significant decline in the value and liquidity of many securities. This environment could make identifying investment risks and opportunities especially difficult. These market conditions may continue or get worse. Changes in market conditions will not have the same impact on all types of securities.


STOCKS

Stocks may be volatile -- their prices may go up and down dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, the securities market as a whole or the overall economy. Because the stocks the portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.


GROWTH STOCKS
Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

VALUE INVESTING

The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced. The portfolio may underperform other equity portfolios that use different investing styles. The portfolio may also underperform other equity portfolios using the value style.


FOREIGN SECURITIES
Investments in foreign securities, including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:




- different accounting and reporting practices


- less information available to the public


- less (or different) regulation of securities markets


- more complex business negotiations


- less liquidity


- more fluctuations in prices


- delays in settling foreign securities  transactions


- higher costs for holding shares  (custodial fees)


- higher transaction costs


- vulnerability to seizure and taxes


- political or financial instability and small markets


- different market trading days



CURRENCY


When the portfolio invests in securities denominated in foreign currencies, it is subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, the portfolio's investments in foreign currency denominated securities may reduce the returns of the portfolio.


REITS

Real estate markets have been particularly affected by the current financial crisis. Equity REITs can be affected by any changes in the value of the properties owned. A REIT's performance depends on the types and locations of the properties it owns and on how well it manages those properties or loan financings. A decline in rental income could occur because of extended vacancies, increased


                                       TST
               TVKLCC-2 Transamerica Van Kampen Large Cap Core VP competition from other properties, tenants' failure to pay rent or poor management. A REIT's performance also depends on the company's ability to finance property purchases and renovations and manage its cash flows. Because REITs are typically invested in a limited number of projects or in a particular market segment, they are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Loss of status as a qualified REIT or changes in the treatment of REITs under the federal tax law, could adversely affect the value of a particular REIT or the market for REITs as a whole.

EMERGING MARKETS

Investing in the securities of issuers located in or principally doing business in emerging markets bears foreign risks as discussed above. However, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging markets countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging markets countries may be required to establish special custody or other arrangements before investing.


DERIVATIVES

The use of derivative instruments may involve risks and costs different from, and possibly greater than, the risks and costs associated with investing directly in securities or other traditional investments. The portfolio's use of certain derivatives may in some cases involve forms of financial leverage, which involves risk and may increase the volatility of the portfolio's net asset value. Even a small investment in derivatives can have a disproportionate impact on the portfolio. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the portfolio. The other parties to certain derivative contracts present the same types of default or credit risk as issuers of fixed income securities. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may be difficult to value, or may be subject to the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. In addition, derivatives may be subject to market risk, interest rate risk and credit risk. The portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances or at reasonable prices. The portfolio's sub-adviser may not make use of derivatives for a variety of reasons.





PLEASE ALSO SEE THE PORTFOLIO'S WEBSITE AT WWW.TRANSAMERICAFUNDS.COM (SELECT TRANSAMERICA VARIABLE PORTFOLIO) FOR MORE INFORMATION ABOUT THE PORTFOLIO.



YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.


These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------


The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark is the Standard & Poor's 500 Stock Index ("S&P 500 Index"), a widely recognized,


                                       TST
               TVKLCC-3 Transamerica Van Kampen Large Cap Core VP unmanaged index of market performance, which is comprised of 500 widely traded common stocks that measures the general performance of the market. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.


Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

(PERFORMANCE GRAPH)

1999                                           26.39
2000                                           -5.93
2001                                           -7.06
2002                                          -16.38
2003                                           21.08
2004                                           12.75
2005                                            9.41
2006                                           10.33
2007                                            9.25
2008                                          -42.08



The highest and lowest quarterly returns for the periods reflected in the bar chart are:




                    Highest:  15.66%   Quarter ended 12/31/1999
                    Lowest:  (25.25)%  Quarter ended 12/31/2008




(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Endeavor Asset Allocation Portfolio of Endeavor Series Trust.

                          AVERAGE ANNUAL TOTAL RETURNS
                   (For Calendar Year ended December 31, 2008)


                                                        10 YEARS
                                                         OR LIFE
                                   1 YEAR    5 YEARS    OF FUND*
                                   ------    -------    --------
Initial Class                      (42.08)%   (2.94)%     (0.37)%
Service Class                      (42.20)%   (3.18)%     (0.21)%
S&P 500 Index                      (37.00)%   (2.19)%     (1.38)%




*    Service Class shares commenced operations May 1, 2003.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts. The table below sets forth the estimated fees and expenses you may pay if you invest in the portfolio's shares, and, unless otherwise indicated, reflects expenses incurred by the portfolio during its fiscal year ended December 31, 2008. Actual expenses may vary significantly.


FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets


                                             CLASS OF SHARES
                                           INITIAL     SERVICE
--------------------------------------------------------------
Management fees                              0.75%       0.75%
Rule 12b-1 fees                              0.00%(b)    0.25%
Other expenses                               0.08%       0.08%
                                           -------------------
TOTAL                                        0.83%       1.08%
Expense reduction(c)                         0.00%       0.00%
                                           -------------------
NET OPERATING EXPENSES                       0.83%       1.08%
--------------------------------------------------------------




(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2008.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2010. The Board of Trustees reserves the right to cause such fees to be paid after that date.

(c) Contractual arrangement with Transamerica Asset Management, Inc. ("TAM") through April 30, 2010 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.84%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.84% of average daily assets, excluding 12b-1 fees and certain extraordinary expense.


EXPENSE EXAMPLE


This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It shows the cumulative expenses you would pay if you invested $10,000, reinvested all distributions and dividends without a sales charge, and held your shares for the periods shown and then redeem all of your shares at the end of those periods, with a 5% annual return (this assumption is required by the SEC and is not a


                                       TST
               TVKLCC-4 Transamerica Van Kampen Large Cap Core VP prediction of the portfolio's future performance) and portfolio operating expenses remaining the same. Because actual returns and expenses will be different, the example is for comparison only.


The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.


SHARE CLASS               1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------
Initial Class              $ 85      $297      $527     $1,188
Service Class              $110      $343      $595     $1,317
---------------------------------------------------------------





(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.75% up to $250 million; and 0.70% in excess of $250 million.


For the fiscal year ended December 31, 2008, the portfolio paid a management fee of 0.75% of the portfolio's average daily net assets.


SUB-ADVISER: Morgan Stanley Investment Management Inc. (doing business as Van Kampen), 522 Fifth Avenue, New York, NY 10036

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the annual rate of 0.30% of the portfolio's average daily net assets.


A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's semi-annual report for the fiscal period ended June 30, 2008.


PORTFOLIO MANAGERS:


The portfolio is managed within Van Kampen's Growth and the Multi-Cap Value teams. Current members of the Growth team include DENNIS P. LYNCH, DAVID S. COHEN, and SAM G. CHAINANI, each a Managing Director, and ALEXANDER T. NORTON, JASON C. YEUNG and ARMISTEAD B. NASH, each an Executive Director. Current members of the Multi-Cap Value team include B. ROBERT BAKER, JASON LEDER, and KEVIN HOLT, each a Managing Director, and JAMES WARWICK and DEVIN ARMSTRONG, each an Executive Director.



Mr. Lynch, who is the Growth team's lead portfolio manager, has been with Van Kampen since 1998 and has managed the portfolio since June 30, 2004.





Mr. Cohen has been with Van Kampen since 1993 and has managed the portfolio since June 30, 2004.





Mr. Chainani has been with Van Kampen since 1996 and has managed the portfolio since June 30, 2004.





Mr. Norton has been with Van Kampen since 2000 and has managed the portfolio since July 29, 2005.





Mr. Yeung has been with Van Kampen since 2002 and has managed the portfolio since September 30, 2007.





Mr. Nash has worked for Van Kampen since 2002 and joined the Growth Team in 2004. Prior to 2004, he worked in an investment management capacity for Van Kampen. He has managed the portfolio since September 30, 2008.





Mr. Baker, who is the Multi-Cap Value team's lead portfolio manager, has been with Van Kampen since 1991 and has managed the portfolio since May 3, 2004.





Mr. Leder has been with Van Kampen since 1995 and has managed the portfolio since May 3, 2004.





Mr. Holt has been with Van Kampen since 1999 and has managed the portfolio since May 3, 2004.





Mr. Warwick has been with Van Kampen since 2002 and has managed the portfolio since July 16, 2007.





Mr. Armstrong has been with Van Kampen since 2004 and has managed the portfolio since July 16, 2007.


The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the portfolio.


                                       TST
               TVKLCC-5 Transamerica Van Kampen Large Cap Core VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2008 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2008 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.


                                                                     INITIAL CLASS
                                              -----------------------------------------------------------
                                                                YEAR ENDED DECEMBER 31,
FOR A SHARE OUTSTANDING THROUGHOUT EACH       -----------------------------------------------------------
PERIOD                                          2008        2007         2006         2005         2004
---------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of year                             $ 19.04     $  18.73     $  18.23     $  16.90     $  15.26
INVESTMENT OPERATIONS
Net investment income(a)                         0.18         0.19         0.15         0.14         0.19
Net realized and unrealized gain (loss)         (7.25)        1.50         1.59         1.43         1.71
                                              -----------------------------------------------------------
Total operations                                (7.07)        1.69         1.74         1.57         1.90
                                              -----------------------------------------------------------
DISTRIBUTIONS
From net investment income                      (0.23)       (0.19)       (0.18)       (0.24)       (0.26)
From net realized gains                         (2.65)       (1.19)       (1.06)          --           --
                                              -----------------------------------------------------------
Total distributions                             (2.88)       (1.38)       (1.24)       (0.24)       (0.26)
                                              -----------------------------------------------------------
NET ASSET VALUE
End of year                                   $  9.09     $  19.04     $  18.73     $  18.23     $  16.90
                                              -----------------------------------------------------------
TOTAL RETURN(B)                                (42.08)%       9.25%       10.33%        9.41%       12.75%
NET ASSETS END OF YEAR (000's)                $73,100     $153,192     $180,443     $208,119     $234,150
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets                   0.83%        0.82%        0.82%        0.82%        0.82%
Net investment income, to average net
  assets                                         1.20%        0.97%        0.81%        0.84%        1.23%
Portfolio turnover rate                            37%          37%          40%          50%         175%
---------------------------------------------------------------------------------------------------------

                                                                     SERVICE CLASS
                                              -----------------------------------------------------------
                                                                YEAR ENDED DECEMBER 31,
FOR A SHARE OUTSTANDING THROUGHOUT EACH       -----------------------------------------------------------
PERIOD                                          2008        2007         2006         2005         2004
---------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of year                             $ 19.36     $  19.04     $  18.52     $  17.19     $  15.51
INVESTMENT OPERATIONS
Net investment income(a)                         0.14         0.15         0.10         0.10         0.16
Net realized and unrealized gain (loss)         (7.38)        1.51         1.63         1.45         1.75
                                              -----------------------------------------------------------
Total operations                                (7.24)        1.66         1.73         1.55         1.91
                                              -----------------------------------------------------------
DISTRIBUTIONS
From net investment income                      (0.20)       (0.15)       (0.15)       (0.22)       (0.23)
From net realized gains                         (2.65)       (1.19)       (1.06)          --           --
                                              -----------------------------------------------------------
Total distributions                             (2.85)       (1.34)       (1.21)       (0.22)       (0.23)
                                              -----------------------------------------------------------
NET ASSET VALUE
End of year                                   $  9.27     $  19.36     $  19.04     $  18.52     $  17.19
                                              -----------------------------------------------------------
TOTAL RETURN(B)                                (42.20)%       8.94%       10.06%        9.12%       12.53%
NET ASSETS END OF YEAR (000's)                $ 1,852     $  1,878     $  1,428     $  1,076     $    805
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets                   1.08%        1.06%        1.07%        1.07%        1.07%
Net investment income, to average net
  assets                                         0.98%        0.74%        0.55%        0.59%        1.03%
Portfolio turnover rate                            37%          37%          40%          50%         175%
---------------------------------------------------------------------------------------------------------





(a)  Calculation is based on average number of shares outstanding.





(b) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.





                                       TST
               TVKLCC-6 Transamerica Van Kampen Large Cap Core VP

(VAN KAMPEN INVESTMENTS LOGO)          TRANSAMERICA VAN KAMPEN MID-CAP GROWTH VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks capital appreciation.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------


Under normal market conditions, the portfolio will invest at least 80% of its net assets in securities of medium-sized companies at the time of investment. Under current market conditions, a medium-sized company is generally defined by reference to those companies represented in the Russell Midcap(R) Growth Index. The portfolio's sub-adviser is Van Kampen Asset Management ("Van Kampen"). The Van Kampen Growth team seeks to invest in high quality companies it believes have sustainable competitive advantages and the ability to redeploy capital at high rates of return. The Van Kampen Growth team typically favors companies with rising returns on invested capital, above average business visibility, strong free cash flow generation and an attractive risk/reward profile. The Van Kampen Growth team generally considers selling an investment when it determines the company no longer satisfies its investment criteria.


The portfolio may also invest in common stocks and other equity securities of small- and large-sized companies, as well as preferred stocks, convertible securities rights and warrants, and debt securities.


Van Kampen may utilize derivative instruments, including options on securities, futures contracts and options thereon and various currency transactions in several different ways, depending upon the status of the portfolio's investment portfolio and Van Kampen's expectations concerning the securities market. Derivative instruments used by the portfolio will be counted toward the 80% policy discussed above to the extent they have economic characteristics similar to the securities included within that policy.



Van Kampen may invest up to 25% of the portfolio's assets in securities of foreign companies, including emerging markets securities, primarily through ownership of depositary receipts. An issuer generally will be deemed to be economically tied to the country (or countries) in which the issuer has at least 50% of its assets or from which it derives at least 50% of its revenues or profits, or in whose securities markets its securities principally trade.


The portfolio may also invest up to 10% of its assets in real estate investment trusts ("REITs").


In times of stable or rising stock prices, the portfolio generally seeks to be fully invested in the instruments described above except that at least a small portion of portfolio assets generally will be held as cash, repurchase agreements, or cash equivalents to honor redemption requests and for other short-term needs.


To the extent that portfolio assets are invested in cash equivalents, in times of rising market prices, the portfolio may underperform the market in proportion to the amount of cash equivalents in its portfolio. By purchasing stock index futures contracts, stock index call options, or call options on stock index futures contracts, however, the portfolio can seek to "equitize" the cash portion of its assets and obtain performance that is equivalent to investing directly in equity securities.


The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.



Please see Appendix A for more information about investment strategies.


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------


Risk is inherent in all investing. The value of your investment in the portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the portfolio or your investment may not perform as well as other similar investments. The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:



                                       TST
               TVKMCG-1 Transamerica Van Kampen Mid-Cap Growth VP

MARKET


The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. If the market prices of the securities owned by the portfolio fall, the value of your investment in the portfolio will decline. The value of a security may fall due to factors affecting securities markets generally or a particular sector of the securities markets or factors affecting particular industries or issuers. The equity and debt capital markets in the United States and internationally have experienced unprecedented volatility. This financial crisis has caused a significant decline in the value and liquidity of many securities. This environment could make identifying investment risks and opportunities especially difficult. These market conditions may continue or get worse. Changes in market conditions will not have the same impact on all types of securities.


STOCKS

Stocks may be volatile -- their prices may go up and down dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, the securities market as a whole or the overall economy. Because the stocks the portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.


GROWTH STOCKS
Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

SMALL- OR MEDIUM-SIZED COMPANIES

Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies, particularly developing companies, generally are subject to more volatility in price than larger company securities. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. Smaller companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.


DERIVATIVES

The use of derivative instruments may involve risks and costs different from, and possibly greater than, the risks and costs associated with investing directly in securities or other traditional investments. The portfolio's use of certain derivatives may in some cases involve forms of financial leverage, which involves risk and may increase the volatility of the portfolio's net asset value. Even a small investment in derivatives can have a disproportionate impact on the portfolio. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the portfolio. The other parties to certain derivative contracts present the same types of default or credit risk as issuers of fixed income securities. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may be difficult to value, or may be subject to the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. In addition, derivatives may be subject to market risk, interest rate risk and credit risk. The portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances or at reasonable prices. The portfolio's sub-adviser may not make use of derivatives for a variety of reasons.


FOREIGN SECURITIES
Investments in foreign securities, including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign

                                       TST
               TVKMCG-2 Transamerica Van Kampen Mid-Cap Growth VP issuer markets are subject. These risks may include, without limitation:




 - different accounting and reporting practices


 - less information available to the public


 - less (or different) regulation of securities markets


 - more complex business negotiations


 - less liquidity


 - more fluctuations in prices


 - delays in settling foreign securities transactions


 - higher costs for holding shares (custodial fees)


 - higher transaction costs


 - vulnerability to seizure and taxes


 - political or financial instability and small markets


 - different market trading days



CURRENCY


When the portfolio invests in securities denominated in foreign currencies, it is subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, the portfolio's investments in foreign currency denominated securities may reduce the returns of the portfolio.


EMERGING MARKETS

Investing in the securities of issuers located in or principally doing business in emerging markets bears foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging markets countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging markets countries may be required to establish special custody or other arrangements before investing.


CONVERTIBLE SECURITIES
Convertible securities may include corporate notes or preferred stock, but ordinarily are long-term debt obligations of the issuer convertible at a stated exchange rate into common stock of the issuer. As with most debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.


PREFERRED STOCK


Preferred stock represents an interest in a company that generally entitles the holder to receive, in preference to the holders of the company's common stock, dividends and a fixed share of the proceeds resulting from any liquidation of the company. Preferred stock's right to dividends and liquidation proceeds is junior to the rights of a company's debt securities. Preferred stocks may pay fixed or adjustable rates of return. The value of preferred stock may be subject to factors that affect fixed income and equity securities, including changes in interest rates and in a company's creditworthiness. Shareholders of preferred stock may suffer a loss of value if dividends are not paid. Preferred stock does not generally carry voting rights.


WARRANTS AND RIGHTS
Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company. Also, the value of a warrant or right does not necessarily change with the value of the underlying securities. A warrant or right ceases to have value if it is not exercised prior to the expiration date.

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying

                                       TST
               TVKMCG-3 Transamerica Van Kampen Mid-Cap Growth VP stocks. Increases in interest rates may cause the value of your investment to go down. The longer the maturity or duration, the more sensitive the value of a fixed-income security is to fluctuations in interest rates

 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes

 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines. The portfolio may incur expenses to protect the portfolio's interest in securities experiencing these events. If the portfolio invests in securities that are subordinated to other securities, or which represent interests in pools of such subordinated securities, those investments may be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer.


If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

REITS

Real estate markets have been particularly affected by the current financial crisis. Equity REITs can be affected by any changes in the value of the properties owned. A REIT's performance depends on the types and locations of the properties it owns and on how well it manages those properties or loan financings. A decline in rental income could occur because of extended vacancies, increased competition from other properties, tenants' failure to pay rent or poor management. A REIT's performance also depends on the company's ability to finance property purchases and renovations and manage its cash flows. Because REITs are typically invested in a limited number of projects or in a particular market segment, they are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Loss of status as a qualified REIT or changes in the treatment of REITs under the federal tax law, could adversely affect the value of a particular REIT or the market for REITs as a whole.


INVESTING AGGRESSIVELY
 - The value of developing-company stocks may be very volatile, and can drop significantly in a short period of time.
 - Rights, options and futures contracts may not be exercised and may expire worthless.
 - Warrants and rights may be less liquid than stocks.
 - Use of futures and other derivatives may make the portfolio more volatile.




PLEASE ALSO SEE THE PORTFOLIO'S WEBSITE AT WWW.TRANSAMERICAFUNDS.COM (SELECT TRANSAMERICA VARIABLE PORTFOLIO) FOR MORE INFORMATION ABOUT THE PORTFOLIO.


YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.




                                       TST
               TVKMCG-4 Transamerica Van Kampen Mid-Cap Growth VP

(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------


The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Russell Midcap(R) Growth Index, is a widely recognized, unmanaged index of market performance which measures the performance of those Russell mid-cap companies with higher price-to-book ratios and higher forecasted growth values. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.


Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

(PERFORMANCE GRAPH)

1999                                          105.16
2000                                          -11.92
2001                                          -33.23
2002                                          -33.06
2003                                           28.15
2004                                            7.14
2005                                            7.55
2006                                            9.91
2007                                           22.53
2008                                          -46.29



The highest and lowest quarterly returns for the periods reflected in the bar chart are:




                    Highest:  62.73%   Quarter ended 12/31/1999
                    Lowest:  (25.90)%  Quarter ended 12/31/2008



                          AVERAGE ANNUAL TOTAL RETURNS
                   (For Calendar Year ended December 31, 2008)


                                                 10 YEARS OR
                           1 YEAR    5 YEARS    LIFE OF FUND*
                          -------    -------    -------------
Initial Class             (46.29)%    (3.58)%       (1.46)%
Service Class             (46.44)%    (3.82)%       (0.18)%
Russell Midcap(R)
  Growth Index            (44.32)%    (2.33)%       (0.19)%




*    Service Class shares commenced operations May 1, 2003.


(1) Prior to November 1, 2005, this portfolio was named Van Kampen Emerging Growth and the sub-adviser employed a different investment style.


(MONEY ICON)
EXPENSES
----------------------------------------




When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts. The table below sets forth the estimated fees and expenses you may pay if you invest in the portfolio's shares, and, unless otherwise indicated, reflects expenses incurred by the portfolio during its fiscal year ended December 31, 2008. Actual expenses may vary significantly.


FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets


                                     CLASS OF SHARES
                                   INITIAL     SERVICE
------------------------------------------------------
Management fees                      0.80%       0.80%
Rule 12b-1 fees                      0.00%(b)    0.25%
Other expenses                       0.07%       0.07%
                                   -------------------
TOTAL                                0.87%       1.12%
Expense reduction(c)                 0.00%       0.00%
                                   -------------------
NET OPERATING EXPENSES               0.87%       1.12%
------------------------------------------------------




(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2008.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2010. The Board of Trustees reserves the right to cause such fees to be paid after that date.

(c) Contractual arrangement with Transamerica Asset Management, Inc. ("TAM") through April 30, 2010 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00% of average daily net assets, excluding 12b-1 fees and certain extraordinary expenses.



                                       TST
               TVKMCG-5 Transamerica Van Kampen Mid-Cap Growth VP

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It shows the cumulative expenses you would pay if you invested $10,000, reinvested all distributions and dividends without a sales charge, and held your shares for the periods shown and then redeem all of your shares at the end of those periods, with a 5% annual return (this assumption is required by the SEC and is not a prediction of the portfolio's future performance) and portfolio operating expenses remaining the same. Because actual returns and expenses will be different, the example is for comparison only.


The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.


SHARE CLASS               1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------
Initial Class              $ 89      $310      $549     $1,234
Service Class              $114      $356      $617     $1,363
---------------------------------------------------------------





(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------
INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $1 billion of average daily net assets; and 0.775% of average daily net assets in excess of $1 billion.


For the fiscal year ended December 31, 2008, the portfolio paid a management fee of 0.80% of the portfolio's average daily net assets.


SUB-ADVISER: Van Kampen Asset Management, 522 Fifth Avenue, New York, NY 10036

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.40% of the first $1 billion; and 0.375% in excess of $1 billion, less 50% of any amount reimbursed to the portfolio by TAM pursuant to the expense limitation.


A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's semi-annual report for the fiscal period ended June 30, 2008.


PORTFOLIO MANAGERS:


The portfolio is managed by members of Van Kampen's Growth team. Current members of the team jointly and primarily responsible for the day-to-day management of the portfolio are Dennis P. Lynch, David S. Cohen, and Sam G. Chainani, each a Managing Director, and Alexander T. Norton, Jason C. Yeung, and Armistead B. Nash, each an Executive Director.



DENNIS P. LYNCH is responsible for the execution of the overall strategy of the portfolio. Mr. Lynch has been with Van Kampen since 1998 and has managed the portfolio since 2002. Prior to 2002, Mr. Lynch worked in an investment management capacity for Van Kampen.



DAVID S. COHEN has been with Van Kampen since 1993 and has managed the portfolio since 2002. Prior to 2002, Mr. Cohen worked in an investment management capacity for Van Kampen.



SAM G. CHAINANI has been with Van Kampen since 1996 and has managed the portfolio since 2004. Prior to 2004, Mr. Chainani worked in an investment management capacity for Van Kampen.



ALEXANDER T. NORTON has been with Van Kampen since 2000 and has managed the portfolio since 2005. Prior to 2005, Mr. Norton worked in an investment management capacity for Van Kampen.



JASON C. YEUNG has been with Van Kampen since 2002 and has managed the portfolio since 2007. Prior to 2007, Mr. Yeung worked in an investment management capacity for Van Kampen.



ARMISTEAD B. NASH has worked for Van Kampen since 2002 and joined the Growth Team in 2004. He has managed the portfolio since 2008. Prior to 2004, he worked in an investment management capacity for Van Kampen.


Van Kampen has provided investment advisory services to various clients since 1935.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the portfolio.


                                       TST
               TVKMCG-6 Transamerica Van Kampen Mid-Cap Growth VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2008 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2008 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.


                                                                      INITIAL CLASS
                                              ------------------------------------------------------------
                                                                 YEAR ENDED DECEMBER 31,
FOR A SHARE OUTSTANDING THROUGHOUT EACH       ------------------------------------------------------------
PERIOD                                          2008         2007         2006         2005         2004
----------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of year                             $  25.83     $  21.08     $  19.18     $  17.85     $  16.66
INVESTMENT OPERATIONS
Net investment income (loss)(a)                   --(b)        0.11         0.05        (0.02)        0.01
Net realized and unrealized gain (loss)         (11.80)        4.64         1.85         1.37         1.18
                                              ------------------------------------------------------------
Total operations                                (11.80)        4.75         1.90         1.35         1.19
                                              ------------------------------------------------------------
DISTRIBUTIONS
From net investment income                       (0.44)          --           --        (0.02)          --
From net realized gains                                          --           --           --           --
                                              ------------------------------------------------------------
Total distributions                              (0.44)          --           --        (0.02)          --
                                              ------------------------------------------------------------
NET ASSET VALUE
End of year                                   $  13.59     $  25.83     $  21.08     $  19.18     $  17.85
                                              ------------------------------------------------------------
TOTAL RETURN(C)                                 (46.29)%      22.53%        9.91%        7.55%        7.14%
NET ASSETS END OF YEAR (000's)                $294,219     $648,069     $593,375     $642,496     $702,974
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets                    0.87%        0.89%        0.89%        0.92%        0.89%
Net investment income (loss), to average
  net assets                                      0.03%        0.47%        0.24%       (0.13)%       0.09%
Portfolio turnover rate                             39%          76%          65%         177%         170%
----------------------------------------------------------------------------------------------------------

                                                                      SERVICE CLASS
                                              ------------------------------------------------------------
                                                                 YEAR ENDED DECEMBER 31,
FOR A SHARE OUTSTANDING THROUGHOUT EACH       ------------------------------------------------------------
PERIOD                                          2008         2007         2006         2005         2004
----------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of year                             $  25.56     $  20.91     $  19.07     $  17.78     $  16.63
INVESTMENT OPERATIONS
Net investment income (loss)(a)                  (0.05)        0.05           --(b)     (0.07)        0.01
Net realized and unrealized gain (loss)         (11.68)        4.60         1.84         1.36         1.14
                                              ------------------------------------------------------------
Total operations                                (11.73)        4.65         1.84         1.29         1.15
                                              ------------------------------------------------------------
DISTRIBUTIONS
From net investment income                       (0.39)          --           --           --           --
From net realized gains                                          --           --           --           --
                                              ------------------------------------------------------------
Total distributions                              (0.39)          --           --           --           --
                                              ------------------------------------------------------------
NET ASSET VALUE
End of year                                   $  13.44     $  25.56     $  20.91     $  19.07     $  17.78
                                              ------------------------------------------------------------
TOTAL RETURN(C)                                 (46.44)%      22.24%        9.59%        7.31%        6.92%
NET ASSETS END OF YEAR (000's)                $  4,363     $ 12,057     $  6,634     $  4,758     $  2,971
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets                    1.12%        1.14%        1.14%        1.17%        1.15%
Net investment income (loss), to average
  net assets                                     (0.22)%       0.21%          --(d)     (0.40)%       0.06%
Portfolio turnover rate                             39%          76%          65%         177%         170%
----------------------------------------------------------------------------------------------------------





(a)  Calculation is based on average number of shares outstanding.



(b)  Rounds to less than ($0.01) or $0.01.




(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.




(d)  Rounds to less than (0.01)% 0.01%.





                                       TST
               TVKMCG-7 Transamerica Van Kampen Mid-Cap Growth VP

         Additional Information -- All Portfolios


(QUESTION ICON)

MANAGEMENT
----------------------------------------

The Board of Trustees is responsible for managing the business affairs of the Trust. It oversees the operation of the Trust by its officers. It also reviews the management of the portfolios' assets by the investment adviser and sub-advisers. Information about the Trustees and executive officers of the Trust is contained in the SAI.

TAM, located at 570 Carillon Parkway, St. Petersburg, Florida 33716, has served as the investment adviser since 1997. TAM hires investment sub-advisers to furnish investment advice and recommendations, and has entered into sub-advisory agreements with each portfolio's sub-adviser. TAM also monitors the sub-advisers' buying and selling of securities and administration of the portfolios. For these services, it is paid investment advisory fees. These fees are calculated on the average daily net assets of each portfolio, and are paid at the rates previously shown in this prospectus.


TAM is directly owned by Western Reserve Life Assurance Co. of Ohio (77%) ("Western Reserve") and AUSA Holding Company (23%) ("AUSA"), both of which are indirect, wholly owned subsidiaries of AEGON NV. AUSA is wholly owned by AEGON USA, LLC ("AEGON USA"), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is owned by AEGON US Holding Corporation, which is owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is owned by The AEGON Trust, which is owned by AEGON International B.V., which is owned by AEGON NV, a Netherlands corporation, and a publicly traded international insurance group.


From time to time TAM and/or its affiliates may pay, out of their own resources and not out of fund assets, for distribution and/or administrative services provided by broker-dealers and other financial intermediaries. See the section titled "Other Distribution and Service Arrangements" in this prospectus.

The portfolios rely on an order from the SEC (Release IC-23379 dated August 5, 1998) that permits the portfolios and their investment adviser, TAM, subject to certain conditions, and without the approval of shareholders, to:

(1) employ a new unaffiliated sub-adviser for a portfolio pursuant to the terms of a new investment sub-advisory agreement, either as a replacement for an existing sub-adviser or as an additional sub-adviser;

(2) materially change the terms of any sub-advisory agreement; and

(3) continue the employment of an existing sub-adviser on the same sub-advisory contract terms where a contract has been assigned because of a change in control of the sub-adviser.

In such circumstances, shareholders would receive notice and information about the new sub-adviser within ninety (90) days after the hiring of any new sub-adviser.

INVESTMENT POLICY CHANGES
A portfolio that has a policy of investing, under normal circumstances, at least 80% of its assets in the particular type of securities implied by its name will provide its shareholders with at least 60 days' prior notice before making changes to such a policy.

Unless expressly designated as fundamental, all policies of the portfolios may be changed at any time by the Board of Trustees without shareholder approval.

(QUESTION ICON)
OTHER INFORMATION
----------------------------------------

SHARE CLASSES

TST has two classes of shares, an Initial Class and a Service Class. Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum Rule 12b-1 fee equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Trust does not intend to pay any distribution fees for Initial Class shares through April 30, 2010. The Trust reserves the right to pay such fees after that date.


Service Class shares have a maximum Rule 12b-1 fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses will lower investment performance.


                   1 Additional Information -- All Portfolios

PURCHASE AND REDEMPTION OF SHARES

As described earlier in this prospectus, shares of the portfolios are intended to be sold to the asset allocation portfolios offered in this prospectus and to separate accounts of insurance companies, including certain separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Inc., Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York and Monumental Life Insurance Company. The Trust currently does not foresee any disadvantages to investors if a portfolio serves as an investment medium for both variable annuity contracts and variable life insurance policies. However, it is theoretically possible that the interest of owners of annuity contracts and insurance policies for which a portfolio serves as an investment medium might at some time be in conflict due to differences in tax treatment or other considerations. The Board of Trustees and each participating insurance company would be required to monitor events to identify any material conflicts between variable annuity contract owners and variable life insurance policy owners, and would have to determine what action, if any, should be taken in the event of such a conflict. If such a conflict occurred, an insurance company participating in a portfolio might be required to redeem the investment of one or more of its separate accounts from the portfolio, which might force the portfolio to sell securities at disadvantageous prices.


Shares are sold and redeemed at their net asset value ("NAV") without the imposition of any sales commission or redemption charge. (However, certain sales or other charges may apply to the policies or annuity contracts, as described in the product prospectus.) Shares of each portfolio are purchased or redeemed at the NAV per share next determined after receipt and acceptance by the Trust's distributor (or other agent) of a purchase order or receipt of a redemption request.

VALUATION OF SHARES
The NAV of all portfolios is determined on each day the New York Stock Exchange ("NYSE") is open for business. The NAV is not determined on days when the NYSE is closed (generally New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas). Foreign securities may trade in their primary markets on weekends or other days when a portfolio does not price its shares (therefore, the NAV of a portfolio holding foreign securities may change on days when shareholders will not be able to buy or sell shares of the portfolios).

Purchase orders received in good order and accepted, and redemption orders received in good order, before the close of business of the NYSE, usually 4:00 p.m. Eastern Time, receive the NAV determined at the close of the NYSE that day. Purchase and redemption requests received after the NYSE is closed receive the NAV at the close of the NYSE the next day the NYSE is open.

Orders for shares of the TST asset allocation portfolios and corresponding orders for the underlying portfolios/funds in which they invest are priced on the same day when orders for shares of the asset allocation funds are received. Thus, receipt in good order and acceptance of a purchase request or receipt in good order of a redemption request for shares of the asset allocation funds by regular closing time of the NYSE is deemed to constitute receipt of a proportional order for the corresponding underlying portfolios/funds on the same day, so that both orders receive that day's NAV.

HOW NAV IS CALCULATED

The NAV of each portfolio (or class thereof) is calculated by taking the value of its net assets and dividing by the number of shares of the portfolio (or class) that are then outstanding.


The Board of Trustees has approved procedures to be used to value the portfolios' securities for the purposes of determining the portfolios' NAV. The valuation of the securities of the portfolios is determined in good faith by or under the direction of the Board. The Board has delegated certain valuation functions for the portfolios to TAM.


In general, securities and other investments are valued based on market prices at the close of regular trading on the NYSE. Portfolio securities listed or traded on domestic securities exchanges or the NASDAQ/NMS, including dollar-dominated foreign securities or ADRs, are valued at the closing price on the exchange or system where the security is principally traded. With respect to securities traded on the NASDAQ/NMS, such closing price may be the last reported sale price or the NASDAQ Official Closing Price ("NOCP"). If there have been no sales for that day on the exchange or system where the security is principally traded, then the value should be determined with reference to the last sale price, or the NOCP, if applicable, on any


                   2 Additional Information -- All Portfolios other exchange or system. If there have been no sales for that day on any exchange or system, a security is valued at the closing bid quotes on the exchange or system where the security is principally traded, or at the NOCP, if applicable. Foreign securities traded on U.S. exchanges are generally priced using last sale price regardless of trading activity. Securities traded over-the-counter are valued at the mean of the last bid and asked prices. The market price for debt obligations and certain derivative securities is generally the price supplied by an independent third party pricing service, which may use market prices or quotations or a variety of fair value techniques and methodologies. Short-term debt obligations that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment's fair value. The prices that the portfolio uses may differ from the amounts that would be realized if the investments were sold and the differences could be significant, particularly for securities that trade in relatively thin markets and/or markets that experience extreme volatility. Foreign securities generally are valued based on quotations from the primary market in which they are traded, and are converted from the local currency into U.S. dollars using current exchange rates. Market quotations for securities prices may be obtained from automated pricing services. Shares of open-end investment companies are generally valued at the net asset value per share reported by that investment company.


When a market quotation for a security is not readily available (which may include closing prices deemed to be unreliable because of the occurrence of a subsequent event), a valuation committee appointed by the Board of Trustees may, in good faith, establish a fair value for the security in accordance with valuation procedures adopted by the Board. The types of securities for which such fair value pricing may be required include, but are not limited to: foreign securities, where a significant event occurs after the close of the foreign market on which such security principally trades that is likely to have changed the value of such security or the closing value is otherwise deemed unreliable; securities of an issuer that has entered into a restructuring; securities whose trading has been halted or suspended; fixed-income securities that have gone into default and for which there is no current market value quotation; and securities that are restricted as to transfer or resale. The portfolios use a fair value model developed by an independent third party pricing service to price foreign equity securities on days when there is a certain percentage change in the value of a domestic equity security index, as such percentage may be determined by TAM from time to time.

Valuing securities in accordance with fair value procedures involves greater reliance on judgment than valuing securities based on readily available market quotations. The valuation committee makes fair value determinations in good faith in accordance with portfolios' valuation procedures. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that a portfolio could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the portfolio determines its NAV.

DIVIDENDS AND DISTRIBUTIONS

Each portfolio intends to distribute annually substantially all of its net investment income, if any. Dividends of Transamerica Money Market are declared daily and distributed monthly. Capital gain distributions are typically declared and distributed annually, if any. Dividends and distributions are paid on the business day following the ex-dividend date, and will be reinvested in additional shares unless you elect to take your dividends in cash. Distributions of short-term capital gains are included as distributions of net investment income.


TAXES

Each portfolio has qualified (or will qualify in its initial year) and expects to continue to qualify for each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended ("Code"). As a regulated investment company, a portfolio generally will not be subject to federal income tax on its taxable income that it distributes. Taxable income consists generally of net investment income and any capital gains. It is each portfolio's intention to distribute all such income and gains.



Shares of each portfolio are offered only to the separate accounts of Western Reserve and its affiliates, and to the asset allocation portfolios offered in this prospectus. Separate accounts are insurance company separate accounts that fund variable insurance policies and annuity contracts. Each separate account is required to meet certain diversification requirements under Section 817(h) of the Code and the regulations thereunder in order for insurance policies and annuity contracts funded


                   3 Additional Information -- All Portfolios by that separate account to qualify for their expected tax treatment. If a portfolio qualifies as a regulated investment company and only sells its shares to separate accounts and certain other qualified investors, the separate accounts invested in that portfolio will be allowed to look through to the portfolio's investments in order to satisfy the separate account diversification requirements. Each portfolio intends to comply with those diversification requirements. If a portfolio fails to meet the diversification requirements under Section 817(h) of the Code, fails to qualify as a regulated investment company or fails to limit sales of portfolio shares to the permitted investors described above, then income earned with respect to the insurance policies and annuity contracts could become currently taxable to the owners of the policies and contracts, and income for prior periods with respect to these policies and contracts could also be taxable.


The foregoing is only a summary of some of the important federal income tax considerations generally affecting a portfolio and you; see the SAI for a more detailed discussion. You are urged to consult your tax advisors with respect to an investment in a portfolio. For a discussion of the taxation of separate accounts and variable annuity and life insurance contracts, see "Federal Income Tax Considerations" included in the respective prospectuses for the policies and contracts.

DISTRIBUTION AND SERVICE PLANS

The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the "Plan") and pursuant to the Plan, entered into a Distribution Agreement with Transamerica Capital, Inc. ("TCI"), located at 4600 South Syracuse Street, Suite 1100, Denver, CO 80327. TCI is an affiliate of the investment adviser, and serves as principal underwriter for the Trust. The Plan permits the use of Trust assets to help finance the distribution of the shares of the portfolios. Under the Plan, the Trust, on behalf of the portfolios, makes payments to various service providers up to 0.15% of the average daily net assets of each portfolio attributable to the Initial Class and up to 0.25% of the average daily net assets of each portfolio attributable to the Service Class. Because the Trust pays these fees out of its assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.



As of the date of this prospectus, the Trust has not paid any distribution fees under the Plan with respect to Initial Class shares, and does not intend to do so for Initial Class shares before April 30, 2010. You will receive written notice prior to the payment of any fees under the Plan relating to Initial Class shares. The Trust may, however, pay fees relating to Service Class shares.


OTHER DISTRIBUTION AND SERVICE ARRANGEMENTS

The insurance companies that selected the TST portfolios as investment options for the variable annuity contracts and variable life insurance policies that they issue and distribute, Western Reserve Life Assurance Co. of Ohio (WRL), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York and Monumental Life Insurance Company (together, the "Transamerica Insurance Companies"), are affiliated with TAM. The Transamerica Insurance Companies, TCI and TAM may use a variety of financial and accounting methods to allocate resources and profits across the Transamerica group of companies. These methods may take the form of internal credit, recognition or cash payments within the group. These arrangements may be entered into for a variety of purposes, such as, for example, to allocate resources to the Transamerica Insurance Companies to provide administrative services to the portfolios, the investors and the separate accounts that invest in the portfolios. These methods and arrangements do not impact the cost incurred when investing in one of the portfolios. Additionally, if a portfolio is sub-advised by an affiliate of the Transamerica Insurance Companies and TAM, the Transamerica group of companies may retain more revenue than on those portfolios sub-advised by non-affiliated entities. For example, TAM is a majority-owned subsidiary of WRL and is affiliated with the other Transamerica Insurance Companies, and TAM's business profits (from managing the portfolios) may directly benefit WRL and the other Transamerica Insurance Companies. Also, management personnel of the Transamerica Insurance Companies could receive additional compensation if the amount of investments in the TST portfolios meets certain levels, or increases over time. These affiliations, methods and arrangements may provide incentives for the Transamerica Insurance Companies to make the TST portfolios' shares available to current or


                   4 Additional Information -- All Portfolios prospective variable contract owners to the detriment of other potential investment options.


In addition, TAM, the Transamerica Insurance Companies and/or TCI, out of their past profits and other available sources, provides additional cash payments or non-cash payments to financial intermediaries as a means to promote the distribution of variable contracts (and thus, indirectly, the portfolios' shares). In certain cases, these payments may be significant.



The foregoing arrangements are sometimes referred to as "revenue sharing" arrangements. Revenue sharing is not an expense of the portfolios, does not result in increased expenses, and are not reflected in the fees and expenses tables included in this prospectus. TAM also may compensate financial intermediaries (in addition to amounts that may be paid by the portfolios) for providing certain administrative services.


Investors should consult the prospectus of the separate accounts that issue the variable contracts that they have purchased to learn about specific incentives and financial interests that their insurance agent, broker or other financial intermediaries may receive when they sell variable contracts to you and to learn about revenue sharing arrangements relevant to the insurance company sponsor of the separate account.

Investors may also obtain more information about these incentives and revenue sharing arrangements, including the conflicts of interests that such arrangements potentially may create, from their insurance agents, brokers and other financial intermediaries, and should so inquire if they would like additional information. An investor may ask his/her insurance agent, broker or financial intermediary how he/she will be compensated for investments made in the portfolios.

Revenue sharing arrangements may encourage insurers and other financial intermediaries to render services to variable contract owners and qualified plan participants, and may also provide incentive for the insurers and other intermediaries to make the portfolios' shares available to current or prospective variable contract owners to the detriment of other investment options.

MARKET TIMING AND DISRUPTIVE TRADING
Some investors try to profit from various short-term or frequent trading strategies known as market timing and disruptive trading. Examples of market timing and disruptive trading include switching money into portfolios when their share prices are expected to rise and taking money out when their share prices are expected to fall, and switching from one portfolio to another and then back again after a short period of time. Such trading activities may have harmful effects. For example, as money is shifted in and out, a portfolio may incur expenses for buying and selling securities. Excessive purchases, redemptions or exchanges of portfolio shares also may have an adverse effect on portfolio management and performance by impeding a portfolio manager's ability to sustain an investment objective, causing the portfolio to maintain a higher level of cash than would otherwise be the case, or causing the portfolio to liquidate investments prematurely (or otherwise at an inopportune time) in order to pay redemption proceeds and incur increased brokerage and administrative expenses. Also, if purchases, redemptions or transfers in and out of a portfolio are made at prices that do not reflect an accurate value for the portfolio's investments, the interests of long-term investors could be diluted. These effects are suffered by all investors in the portfolios, not just those making the trades, and they may hurt portfolio performance.

THE TST BOARD OF TRUSTEES HAS APPROVED POLICIES AND PROCEDURES THAT ARE DESIGNED TO DISCOURAGE MARKET TIMING AND DISRUPTIVE TRADING.

The portfolios rely on the insurance companies that offer shares of the portfolios as investment options for variable contracts to monitor market timing and disruptive trading by their customers. The portfolios seek periodic certifications from the insurance companies that they have policies and procedures in place designed to monitor and prevent market timing and disruptive trading activity by their customers, and that they will use their best efforts to prevent market timing and disruptive trading activity that appears to be in contravention of the portfolios' policies on market timing or disruptive trading as disclosed in this prospectus. The portfolios also may instruct from time to time the insurance companies to scrutinize purchases, including purchases in connection with exchange transactions, that exceed a certain size. Each portfolio reserves the right, in its sole discretion and without prior notice, to reject, delay, restrict or

                   5 Additional Information -- All Portfolios refuse, in whole or in part, any request to purchase shares, including purchases in connection with an exchange transaction and orders that have been accepted by an intermediary, which it reasonably determines to be in connection with market timing or disruptive trading by a contract or policy owner (a "contract owner") or by accounts of contract owners under common control (for example, related contract owners, or a financial adviser with discretionary trading authority over multiple accounts). The portfolios apply these policies and procedures to all investors on a uniform basis and do not make special arrangements or grant exceptions to accommodate market timing or disruptive trading.


While the portfolios discourage market timing and disruptive trading, the portfolios cannot always recognize or detect such trading, particularly if it is facilitated by financial intermediaries or done through omnibus account arrangements (orders through omnibus account arrangements reflect the aggregation and netting of multiple orders from individual investors). The omnibus nature of the orders received by the portfolios from insurance companies limits the portfolios' ability to apply their restrictions against market timing and disruptive trading. The portfolios' distributor has entered into agreements with intermediaries requiring the intermediaries to provide certain information to help identify harmful trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in excess trading. There is no guarantee that the procedures used by the insurance companies will be able to curtail all market timing or disruptive trading activity. For example, shareholders who seek to engage in such activity may use a variety of strategies to avoid detection, and the insurance companies' ability to deter such activity may be limited by operational and technological systems as well as their ability to predict strategies employed by investors (or those acting on their behalf) to avoid detection. Also, the portfolios do not expressly limit the number or size of trades in a given period, and they provide no assurance that they will be able to detect or deter all market timing or disruptive trading. It is therefore likely that some level of market timing or disruptive trading will occur before the insurance companies and/or the portfolios are able to detect it and take steps in an attempt to deter it. All shareholders may thus bear the risks associated with such activity. Moreover, the ability to discourage and restrict market timing or disruptive trading may be limited by decisions of state regulatory bodies and court orders that cannot be predicted. Investors should also review the prospectus that describes the variable contracts that they are purchasing to learn more about the policies and procedures used by insurance companies to detect and deter frequent, short-term trading.

Reallocations in underlying portfolios by an TST asset allocation portfolio in furtherance of a portfolio's objective are not considered to be market timing or disruptive trading.

IF YOU INTEND TO CONDUCT MARKET TIMING OR POTENTIALLY DISRUPTIVE TRADING, WE REQUEST THAT YOU DO NOT INVEST IN SHARES OF ANY OF THE PORTFOLIOS.


                   6 Additional Information -- All Portfolios

         Appendix A
         More on Strategies and Risks



HOW TO USE THIS SECTION
In the discussions of the individual portfolio(s), you found descriptions of the principal strategies and risks associated with such portfolio(s). In those pages, you were referred to this section for more information. For best understanding, first read the description of the portfolio you are interested in, then refer to this section. For even more discussions of strategies and risks, see the SAI, which is available upon request. See the back cover of this prospectus for information on how to order the SAI.

ASSET ALLOCATION PORTFOLIOS AS INVESTORS

Some of the portfolios are offered for investment to the asset allocation portfolios described in this prospectus. These asset allocation portfolios may own a significant portion of the assets of the other portfolios. Transactions by the asset allocation portfolios, such as rebalancings or redemptions, may be disruptive to a portfolio. Redemptions by one or more asset allocation portfolios also may have the effect of rendering a portfolio too small effectively to pursue its investment goal, and may also increase the portfolio's expenses, perhaps significantly.


DIVERSIFICATION
The Investment Company Act of 1940 (1940 Act) classifies investment companies as either diversified or non-diversified. Diversification is the practice of spreading a portfolio's assets over a number of issuers to reduce risk. A non-diversified portfolio has the ability to take larger positions in fewer issuers. Because the appreciation or depreciation of a single security may have a greater impact on the net asset value of a non-diversified portfolio, its share price can be expected to fluctuate more than a diversified portfolio.


All of the portfolios (except, Transamerica Clarion Global Real Estate Securities VP, Transamerica Legg Mason Partners All Cap VP, Transamerica Science & Technology VP, Transamerica Third Avenue Value VP and Transamerica ProFund UltraBear VP) qualify as diversified funds under the 1940 Act.



Transamerica Legg Mason Partners All Cap VP, Transamerica Science & Technology VP, Transamerica Clarion Global Real Estate Securities VP, Transamerica Third Avenue Value VP and Transamerica ProFund UltraBear VP each reserves the right to become a diversified investment company (as defined by the 1940 Act). Although the asset allocation portfolios qualify as diversified portfolios under the 1940 Act, certain of the underlying funds/portfolio in which they invest do not.


ASSET ALLOCATION FUNDS

The asset allocation portfolios' Portfolio Construction Manager allocates each asset allocation portfolio's assets among underlying funds/portfolios. These allocations may not be successful. For example, the underlying funds/portfolios may underperform other funds/portfolios or investment options, or an asset allocation fund may be underweighted in underlying funds/portfolios that are enjoying significant returns and overweighted in underlying funds/portfolios that are suffering from significant declines.


UNDERLYING FUNDS AND PORTFOLIOS



An asset allocation portfolio's ability to achieve its objective depends largely on the performance of the underlying funds/portfolios, in which it invests, a pro rata portion of whose operating expenses the asset allocation portfolio bears. Each underlying fund/portfolio's performance, in turn, depends on the particular securities in which that underlying fund/portfolio invests. Accordingly, each asset allocation portfolio is subject indirectly to all the risks associated with its underlying funds/portfolios. These risks include the risks described herein. In addition, an asset allocation portfolio may own a significant portion of the shares of the underlying funds/portfolios in which it invests. Transactions by an asset allocation portfolio may be disruptive to the management of these underlying funds/portfolios, which may experience large inflows or redemptions of assets as a result. An asset allocation portfolio's investment may have an impact on the operating expenses of the underlying funds/portfolios and may generate or increase the levels of taxable returns recognized by the asset allocation portfolio or an underlying fund/portfolio.


INVESTING IN COMMON STOCKS

Stocks may be volatile -- their prices may go up and down dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, the securities market as a whole or the overall economy. Because the stocks a portfolio may hold fluctuate in price, the value of a portfolio's investments will go up and down.



                                  1 Appendix A

         Appendix A
         More on Strategies and Risks (continued)




INVESTING IN PREFERRED STOCK



Preferred stock represents an interest in a company that generally entitles the holder to receive, in preference to the holders of the company's common stock, dividends and a fixed share of the proceeds resulting from any liquidation of the company. Preferred stock's right to dividends and liquidation proceeds is junior to the rights of a company's debt securities. Preferred stocks may pay fixed or adjustable rates of return. The value of preferred stock may be subject to factors that affect fixed income and equity securities, including changes in interest rates and in a company's creditworthiness. Shareholders of preferred stock may suffer a loss of value if dividends are not paid. Preferred stock does not generally carry voting rights.


INVESTING IN CONVERTIBLE SECURITIES

Since preferred stocks and corporate bonds generally pay a stated return, their prices usually do not depend on the price of the company's common stock. But some companies issue preferred stocks and bonds that are convertible into their common stocks. Linked to the common stock in this way, convertible securities typically go up and down in price inversely to interest rates as the common stock does, adding to their market risk. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

VOLATILITY

The more an investment goes up and down in price, the more volatile it is said to be. Volatility increases the market risk (i.e., the risk of loss due to fluctuations in value) because even though your portfolio may go up more than the market in good times, it may also go down more than the market in bad times. If you decide to sell when a volatile portfolio is down, you could lose more. Price changes may be temporary and for extended periods.

INVESTING IN BONDS

Like common stocks, bonds fluctuate in value, although the factors causing this may be different, including:

 - CHANGES IN INTEREST RATES. Bond prices tend to move the opposite of interest rates. Why? Because when interest rates on new bond issues go up, rates on existing bonds stay the same and they become less desirable. When rates go down, the reverse happens. This is also true for most preferred stocks and some convertibles.

 - LENGTH OF TIME TO MATURITY. When a bond matures, the issuer must pay the owner its face value. If the maturity date is a long way off, many things can affect its value, so a bond is more volatile the farther it is from maturity. As that date approaches, fluctuations usually become smaller and the price gets closer to face value.

 - DEFAULTS. Bond issuers make at least two promises: (1) to pay interest during the bond's term and (2) to return principal when it matures. If an issuer fails to keep one or both of these promises, the bond will probably drop in price dramatically, and may even become worthless.


 - DECLINES IN RATINGS. At the time of issue, most bonds are rated by professional rating services, such as Moody's Investors Service ("Moody's") and Standard & Poors Ratings Group ("S&P"). The stronger the financial backing behind the bond, the higher the rating. If this backing is weakened or lost, the rating service may downgrade the bond's rating. This is virtually certain to cause the bond to drop in price.


 - LOW QUALITY. High-yield/high-risk securities (commonly known as "junk bonds") have greater credit risk, are more sensitive to interest rate movements, are considered more speculative, have a greater vulnerability to economic changes, are subject to greater price volatility and are less liquid than higher quality fixed-income securities. These securities may be more susceptible to credit risk and market risk than higher quality debt securities because their issuers may be less secure financially and more sensitive to down turns in the economy. In addition, the secondary market for such

                                  2 Appendix A

         Appendix A
         More on Strategies and Risks (continued)



   securities may not be as liquid as that for higher quality debt securities. As a result, a sub-adviser of a portfolio may find it more difficult to sell these securities or may have to sell them at lower prices. High yield securities are not generally meant for short-term investing.

 - LOSS OF LIQUIDITY. If a bond is downgraded, or for other reasons drops in price, or if the bond is a type of investment that falls out of favor with investors, the market demand for it may "dry up." In that case, the bond may be hard to sell or "liquidate" (convert to cash).

INVESTING IN FOREIGN SECURITIES

Foreign securities are investments offered by non-U.S. companies, governments and government agencies. They involve risks in addition to those associated with securities of domestic issuers, including:


 - CHANGES IN CURRENCY VALUES. Foreign securities are sold in currencies other than U.S. dollars. If a currency's value drops relative to the dollar, the value of your portfolio shares could drop, too. Also, dividend and interest payments may be lower. Factors affecting exchange rates include, without limitation: differing interest rates among countries; balances of trade; amount of a country's overseas investments; and intervention by banks. Some portfolios also invest in American Depositary Receipts ("ADRs") and American Depositary Shares ("ADSs"). They represent securities of foreign companies traded on U.S. exchanges, and their values are expressed in U.S. dollars. Changes in the value of the underlying foreign currency will change the value of the ADRs or ADSs. A portfolio may incur costs when it converts other currencies into dollars, and vice versa.



 - CURRENCY SPECULATION. The foreign currency market is largely unregulated and subject to speculation. A portfolio's investments in foreign currency denominated securities may reduce the returns of the portfolio.


 - DIFFERING ACCOUNTING AND REPORTING PRACTICES. Foreign tax laws are different, as are laws, practices and standards for accounting, auditing and reporting data to investors.

 - LESS INFORMATION AVAILABLE TO THE PUBLIC. Foreign companies usually make far less information available to the public.

 - LESS REGULATION. Securities regulations in many foreign countries are more lax than in the U.S. In addition, regulation of banks and capital markets can be weak.

 - MORE COMPLEX NEGOTIATIONS. Because of differing business and legal procedures, a portfolio might find it hard to enforce obligations or negotiate favorable brokerage commission rates.

 - LESS LIQUIDITY/MORE VOLATILITY. Some foreign securities are harder to convert to cash than U.S. securities, and their prices may fluctuate more dramatically.

 - SETTLEMENT DELAYS. "Settlement" is the process of completing payment and delivery of a securities transaction. In many countries, this process takes longer than it does in the U.S.

 - HIGHER CUSTODIAL CHARGES. Fees charged by the portfolio's custodian for holding shares are higher for foreign securities than those of domestic securities.

 - VULNERABILITY TO SEIZURE AND TAXES. Some governments can seize assets. They may also limit movement of assets from the country. Portfolio interest, dividends and capital gains may be subject to foreign withholding taxes.


 - POLITICAL OR FINANCIAL INSTABILITY AND SMALL MARKETS. Developing countries can be politically unstable. Economies can be dominated by a few industries, and markets may trade a small number of securities.


 - DIFFERENT MARKET TRADING DAYS. Foreign markets may not be open for trading the same days as U.S. markets are open, and asset values can change before a transaction occurs.


 - CURRENCY HEDGING. A portfolio may enter into forward currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency fluctuation on purchases and sales of such securities. Shifting a portfolio's currency exposure from one currency to another removes the portfolio's opportunity to profit


                                  3 Appendix A

         Appendix A
         More on Strategies and Risks (continued)



   from the original currency and involves a risk of increased losses for the portfolio if the sub-adviser's projection of future exchange rates is inaccurate.


 - EMERGING MARKETS RISK. Investing in the securities of issuers located in or principally doing business in emerging markets bears foreign exposure risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging markets countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid, more difficult to value and more volatile than investments in developed countries. As a result, a portfolio investing in emerging markets countries may be required to establish special custody or other arrangements before investing.



DEPOSITARY RECEIPTS



Certain portfolios may invest in securities of foreign issuers in the form of depositary receipts or other securities that are convertible into securities of foreign issuers. American Depositary Receipts are receipts typically issued by an American bank or trust company that evidence underlying securities issued by a foreign corporation. European Depositary Receipts (issued in Europe) and Global Depositary Receipts (issued throughout the world) each evidence a similar ownership arrangement. The portfolios may invest in unsponsored Depositary Receipts.


INVESTING IN FUTURES, OPTIONS AND OTHER DERIVATIVES
Besides conventional securities, your portfolio may seek to increase returns by investing in financial contracts related to its primary investments. Such contracts, which include futures and options, involve additional risks and costs. Risks include, without limitation:


DERIVATIVES. Certain portfolios use derivative instruments as part of their investment strategy. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, and related indexes. Examples of derivative instruments include option contracts, futures contracts, options on futures contracts and swap agreements (including, but not limited to, credit default swaps). There is no assurance that the use of any derivatives strategy will succeed. Also, investing in financial contracts involves additional risks and costs, such as inaccurate market predictions which may result in losses instead of gains, and prices may not match so the benefits of the transaction might be diminished and a portfolio may incur substantial losses.


Swap transactions are privately negotiated agreements between a portfolio and a counterparty to exchange or swap investment cash flows or assets at specified intervals in the future. The obligations may extend beyond one year. There is no central exchange or market for swap transactions; therefore they are less liquid investments than exchange-traded instruments. A portfolio bears the risk that the counterparty could default under a swap agreement. Further, certain portfolios may invest in derivative debt instruments with principal and/or coupon payments linked to the value of commodities, commodity futures contracts or the performance of commodity indices. These are "commodity-linked" or "index-linked" notes. They are sometimes referred to as "structured notes" because the terms of the debt instrument may be structured by the issuer of the note and the purchaser of the note. The value of these notes will rise and fall in response to changes in the underlying commodity or related index or investment. These notes expose a portfolio economically to movements in commodity prices. These notes are subject to risks, such as credit, market and interest rate risks, that in general affect the value of debt securities. Therefore, at the maturity of the note, a portfolio may receive more or less principal than it originally invested. A portfolio might receive interest payments on the note that are more or less than the stated coupon interest payments.

A portfolio's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other more traditional investments. The following provides a general discussion of important

                                  4 Appendix A

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         Appendix A
         More on Strategies and Risks (continued)



risk factors relating to all derivative instruments that may be used by the portfolios:

 - MANAGEMENT RISK. Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

 - CREDIT RISK. The use of a derivative instrument involves the risk that a loss may be sustained as a result of the failure of another party to the contract (counterparty) to make required payments or otherwise comply with the contract's terms. Additionally, credit default swaps could result in losses if a portfolio does not correctly evaluate the creditworthiness of the company on which the credit default swap is based.


 - LIQUIDITY RISK. Liquidity risk exists when particular investments are difficult to sell. Although most of the portfolio's securities must be liquid at the time of investment, securities may become illiquid after purchase by the portfolio, particularly during periods of market turmoil. When the portfolio holds illiquid investments, the portfolio may be harder to value, especially in changing markets, and if the portfolio is forced to sell these investments to meet redemptions or for other cash needs, the portfolio may suffer a loss. In addition, when there is illiquidity in the market for certain securities, the portfolio, due to limitations on investments in illiquid securities, may be unable to achieve its desired level of exposure to a certain sector.



 - LEVERAGE RISK. When the portfolio engages in transactions that have a leveraging effect on the portfolio, the value of the portfolio will be more volatile and all other risks will tend to be compounded. This is because leverage generally magnifies the effect of any increase or decrease in the value of the portfolio's underlying assets or creates investment risk with respect to a larger pool of assets than the portfolio would otherwise have. The portfolio may take on leveraging risk by, among other things, engaging in derivative, when-issued, delayed-delivery, forward commitment or forward roll transactions or reverse repurchase agreements. Engaging in such transactions may cause the portfolio to liquidate positions when it may not be advantageous to do so to satisfy its obligations or meet segregation requirements.


 - LACK OF AVAILABILITY. Suitable derivatives transactions may not be available in all circumstances for risk management or other purposes. There is no assurance that a portfolio will engage in derivatives transactions at any time or from time to time. A fund's ability to use derivatives may be limited by certain regulatory and tax considerations.


 - MARKET AND OTHER RISKS. Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to a portfolio's interest. If a portfolio manager incorrectly forecasts the value of securities, currencies or interest rates, or other economic factors in using derivatives for a portfolio, the portfolio might have been in a better position if it had not entered into the transaction at all. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other portfolio investments. A portfolio may also have to buy or sell a security at a disadvantageous time or price because the portfolio is legally required to maintain offsetting positions or asset coverage in connection with certain derivative transactions. Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the lack of correlation with underlying assets, rates and indexes. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a portfolio. Also, the value of derivatives may not correlate perfectly, or at all, with the value of the assets, reference rates or indexes they are designed to closely track. In addition, a portfolio's use of derivatives may cause the portfolio to realize higher amounts of short-term capital gains (generally subject to tax in the same manner as ordinary income when distributed by the


                                  5 Appendix A

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         Appendix A
         More on Strategies and Risks (continued)




   portfolio to its shareholders) than if the portfolio had not used such instruments.


INVESTING IN HYBRID INSTRUMENTS

Hybrid instruments combine elements of derivative contracts with those of another security (typically, a fixed-income security). All or a portion of the interest or principal payable on a hybrid security is determined by reference to changes in the price of an underlying asset or by reference to another benchmark (such as interest rates, currency exchange rates or indices). Hybrid instruments also include convertible securities with conversion terms related to an underlying asset or benchmark. The risks of investing in hybrid instruments may reflect a combination of the risks of investing in securities, derivatives, and currencies. Thus, an investment in a hybrid instrument may entail significant risks in addition to those associated with traditional securities. Hybrid instruments are also potentially more volatile and may carry greater interest rate risks than traditional instruments. Moreover, depending on the structure of the particular hybrid, it may expose the portfolio to leverage risks or carry liquidity risks.


INVESTING IN FORWARD FOREIGN CURRENCY CONTRACTS

A forward foreign currency contract is an agreement between contracting parties to exchange an amount of currency at some future time at an agreed upon rate. These contracts are used as a hedge against fluctuations in foreign exchange rates. Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of securities, or prevent losses if the prices of the portfolio's securities decline. Such hedging transactions preclude the opportunity for a gain if the value of the hedging currency should rise. Forward contracts may, from time to time, be considered illiquid, in which case they would be subject to the portfolio's limitations on investing in illiquid securities. If a portfolio's manager makes the incorrect prediction, the opportunity for loss can be magnified.


INVESTING IN FIXED-INCOME INSTRUMENTS
Some portfolios invest in "Fixed-Income Instruments," which include, among others:


 - securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises, including issues by non-government-sponsored entities (like financial institutions) that carry direct guarantees from U.S. government agencies as part of government initiatives in response to the market crisis or otherwise ("U.S. Government Securities");

 - corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper;
 - mortgage-backed and other asset-backed securities;
 - inflation-indexed bonds issued both by governments and corporations;
 - structured notes, including hybrid or "indexed" securities, event-linked bonds and loan participations;
 - delayed funding loans and revolving credit facilities;
 - bank certificates of deposit, fixed time deposits and bankers' acceptances;
 - repurchase agreements and reverse repurchase agreements;
 - debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises;
 - obligations of non-U.S. governments or their subdivisions, agencies and government-sponsored enterprises; and
 - obligations of international agencies or supranational entities.

The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - market risk: fluctuations in market value

 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down. The longer the maturity or duration, the more sensitive the value of a fixed-income security is to fluctuations in interest rates

 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes


                                  6 Appendix A

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         Appendix A
         More on Strategies and Risks (continued)



 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines. The portfolio may incur expenses to protect the portfolio's interest in securities experiencing these events. If the portfolio invests in securities that are subordinated to other securities, or which represent interests in pools of such subordinated securities, those investments may be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer.


If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.


Some portfolios also may invest in derivatives based on fixed-income instruments.



SOVEREIGN DEBT


Sovereign debt instruments, which are debt obligations issued or guaranteed by a foreign governmental entity, are subject to the risk that the governmental entity may delay or fail to pay interest or repay principal on debt that it has issued or guaranteed, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, relationships with other lenders such as commercial banks, the relative size of the governmental entity's debt position in relation to the economy or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a governmental entity defaults, it may ask for more time in which to pay or for further loans, or it may ask for forgiveness of interest or principal on its existing debt. On the other hand, a governmental entity may be unwilling to renegotiate the terms of its sovereign debt. There may be no established legal process for a U.S. bondholder (such as a portfolio) to enforce its rights against a governmental entity that does not fulfill its obligations, nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected.


INVESTING IN STRUCTURED SECURITIES
Some portfolios may invest in various types of structured instruments, including securities that have demand, tender or put features, or interest rate rest features. Structured instruments may take the form of participation interests or receipts in underlying securities or other assets, and in some cases are backed by a financial institution serving as a liquidity provider. Some of these instruments may have an interest rate swap feature which substitutes a floating or variable interest rate for the fixed interest rate on an underlying security, and some may be asset-backed or mortgage-backed securities. Structured instruments are a type of derivative instrument and the payment and credit qualities of these instruments derive from the assets embedded in the structure from which they are issued.

SUBORDINATION RISK
Some portfolios may invest in securities, such as certain structured securities or high-yield debt securities, which are subordinated to more senior securities of the issuer, or which represent interests in pools of such subordinated securities. Under the terms of subordinated securities, payments that would otherwise be made to their holders may be required to be made to the holders of more senior securities, and/or the subordinated or junior securities may have junior liens, if they have any rights at all, in any collateral (meaning proceeds of the collateral are required to be paid first to the holders of more senior securities). Subordinated securities will be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer.

INVESTING IN WARRANTS AND RIGHTS
Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company. Also, the value of a warrant or right does not necessarily change with the value of the underlying securities. A warrant or right ceases to have value if it is not exercised prior to the expiration date.


                                  7 Appendix A

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         Appendix A
         More on Strategies and Risks (continued)



WHEN-ISSUED AND DELAYED DELIVERY SECURITIES AND FORWARD COMMITMENTS


Certain portfolios may invest in when-issued and delayed delivery securities and forward commitments. These involve the risk that the security a portfolio buys will lose value prior to its delivery. There also is the risk that the security will not be issued or that the other party to the transaction will not meet its obligation. If this occurs, a portfolio loses both the investment opportunity for the assets it set aside to pay for the security and any gain in the security's price.




INVESTING IN DISTRESSED SECURITIES
Certain portfolios may invest in distressed securities. Distressed securities are speculative and involve substantial risks. Generally, a portfolio will invest in distressed securities when the sub-adviser believes they offer significant potential for higher returns or can be exchanged for other securities that offer this potential. However, there can be no assurance that a portfolio will achieve these returns or that the issuer will make an exchange offer or adopt a plan of reorganization. A portfolio will generally not receive interest payments on the distressed securities and may incur costs to protect its investment. In addition, distressed securities involve the substantial risk that principal will not be repaid. Distressed securities and any securities received in an exchange for such securities may be subject to restrictions on resale.

ZERO COUPON SECURITIES
Zero coupon securities do not pay interest or principal until final maturity unlike debt securities that provide periodic payments of interest (referred to as coupon payments). Investors buy zero coupon securities at a price below the amount payable at maturity. The difference between the purchase price and the amount paid at maturity represents interest on the zero coupon security. Investors must wait until maturity to receive interest and principal, which exposes investors to risks of payment default and volatility.

VARIABLE RATE DEMAND INSTRUMENTS
Variable rate demand instruments are securities that require the issuer or a third party, such as a dealer or bank, to repurchase the security for its face value upon demand. Investors in these securities are subject to the risk that the dealer or bank may not repurchase the instrument. The securities also pay interest at a variable rate intended to cause the securities to trade at their face value. The portfolios treat demand instruments as short-term securities, because their variable interest rate adjusts in response to changes in market rates even through their stated maturity may extend beyond 13 months.

CREDIT ENHANCEMENT
Credit enhancement consists of an arrangement in which a company agrees to pay amounts due on a fixed-income security if the issuer defaults. In some cases the company providing credit enhancement makes all payments directly to the security holders and receives reimbursement from the issuer. Normally the credit enhancer has greater financial resources and liquidity than the issuer. For this reason, the sub-adviser usually evaluates the credit risk of a fixed-income security based solely upon its credit enhancement.

INVESTMENT IN SMALL- OR MEDIUM-SIZED COMPANIES

Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies, particularly developing companies, generally are subject to more volatility in price than larger company securities. Smaller companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.


INVESTING IN UNSEASONED COMPANIES
Unseasoned companies are described as companies that have been in operation less than three years, including the operations of any predecessors. These securities might have limited liquidity and their prices may be very volatile.

INVESTING IN MORTGAGE-RELATED SECURITIES
Mortgage-related securities in which the portfolio may invest represent pools of mortgage loans assembled for sale to investors by various governmental agencies or government-related fluctuation organizations, as well as by private issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Unlike mortgage-related securities issued or guaranteed by the U.S. government or its agencies and instrumentalities, mortgage-related securities issued by private issuers do not have a government or government-sponsored entity guarantee (but may have other credit enhancement), and may, and

                                  8 Appendix A

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         Appendix A
         More on Strategies and Risks (continued)



frequently do, have less favorable collateral, credit risk or other underwriting characteristics. Real estate markets have been particularly affected by the current financial crisis, which has had an adverse effect on mortgage-related securities. Mortgage- related securities are subject to special risks. The repayment of certain mortgage-related securities depends primarily on the cash collections received from the issuer's underlying asset portfolio and, in certain cases, the issuer's ability to issue replacement securities (such as asset-backed commercial paper). As a result, there could be losses to the portfolio in the event of credit or market value deterioration in the issuer's underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing securities, or the issuer's inability to issue new or replacement securities. This is also true for other asset-backed securities. Upon the occurrence of certain triggering events or defaults, the investors in a security held by the portfolio may become the holders of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss. The portfolio's investments in mortgage-related securities are also exposed to prepayment or call risk, which is the possibility that mortgage holders will repay their loans early during periods of falling interest rates, requiring the portfolio to reinvest in lower-yielding instruments and receive less principal or income than originally was anticipated. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. This is known as extension risk.


INVESTING IN ASSET-BACKED SECURITIES

Some portfolios may purchase asset-backed securities. Asset-backed securities have many of the same characteristics and risks as the mortgage-related securities described above, except that asset-backed securities may be backed by non-real-estate loans, leases or receivables such as auto, credit card or home equity loans.


INVESTING IN REAL ESTATE SECURITIES

Real estate markets have been particularly affected by the financial crisis.


Investments in the real estate industry are subject to risks associated with direct investment in real estate. These risks include:

 - Declining real estate value;
 - Risks relating to general and local economic conditions;
 - Over-building;
 - Increased competition for assets in local and regional markets;
 - Increases in property taxes;
 - Increases in operating expenses or interest rates;
 - Change in neighborhood value or the appeal of properties to tenants;
 - Insufficient levels of occupancy;
 - Inadequate rents to cover operating expenses

The performance of securities issued by companies in the real estate industry also may be affected by management of insurance risks, adequacy of financing available in capital markets, management, changes in applicable laws and government regulations (including taxes) and social and economic trends.

INVESTING IN REAL ESTATE INVESTMENT TRUSTS ("REITS")

Real estate markets have been particularly affected by the financial crisis.


Equity REITs can be affected by any changes in the value of the properties owned. A REIT's performance depends on the types and locations of the properties it owns and on how well it manages those properties or loan financings. A decline in rental income could occur because of extended vacancies, increased competition from other properties, tenants' failure to pay rent or poor management. A REIT's performance also depends on the company's ability to finance property purchases and renovations and manage its cash flows. Because REITs are typically invested in a limited number of projects or in a particular market segment, they are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Loss of status as a qualified REIT or changes in the treatment of REITs under the federal tax law could adversely affect the value of a particular REIT or the market for REITs as a whole.

INVESTING IN OTHER INVESTMENT COMPANIES

To the extent that a portfolio, including an asset allocation portfolio, invests in other investment companies, including exchange-traded funds ("ETFs"), it bears its pro rata share of these investment companies' expenses, and is subject to the effects of the business and regulatory developments that affect these investment companies and the investment company industry generally.



                                  9 Appendix A

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         Appendix A
         More on Strategies and Risks (continued)



INVESTING IN EXCHANGE-TRADED FUNDS ("ETFS")

An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up and down, and an underlying fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds:
(i) the market price of an ETF's shares may trade above or below their net asset value; (ii) an active trading market for an ETF's shares may not develop or be maintained; or (iii) trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.


INVESTING IN LOANS


Certain portfolios may invest in certain commercial loans, including loans generally known as "syndicated bank loans" by acquiring participations or assignments in such loans. The lack of a liquid secondary market for such securities may have an adverse impact on the value of the securities and a portfolio's ability to dispose of particular assignments or participations when necessary to meet redemptions of shares or to meet the portfolio's liquidity needs. When purchasing a participation, a portfolio may be subject to the credit risks of both the borrower and the lender that is selling the participation. When purchasing a loan assignment, a portfolio acquires direct rights against the borrowers, but only to the extent of those held by the assigning lender. Investment in loans through a direct assignment from the financial institution's interests with respect to a loan may involve additional risks to a portfolio. It is also unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, a portfolio relies on its sub-adviser's research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the portfolio.



INVESTING IN ASSET-BASED SECURITIES-NATURAL RESOURCES

Asset-based securities are fixed income securities whose value is related to the market price of a certain natural resource, such as a precious metal. Although the market price of these securities is expected to follow the market price of the related resource, there may not be perfect correlation. There are special risks associated with certain types of natural resource assets that will also affect the value of asset-based securities related to those assets. For example, prices of precious metals and of precious metal related securities historically have been very volatile, which may adversely affect the financial condition of companies involved with precious metals. The production and sale of precious metals by governments or central banks or other larger holders can be affected by various economic, financial, social and political factors, which may be unpredictable and may have a significant impact on the prices of precious metals. Other factors that may affect the prices of precious metals and securities related to them include changes in inflation, the outlook for inflation and changes in industrial and commercial demand for precious metals.


SWAPS AND SWAP-RELATED PRODUCTS


A portfolio's sub-adviser may enter into swap transactions primarily to attempt to preserve a return or spread on a particular investment or portion of its portfolio. A portfolio also may enter into these transactions to attempt to protect against any increase in the price of securities the portfolio may consider buying at a later date.



 - COMMODITY SWAPS. An investment in a commodity swap agreement may, for example, involve the exchange of floating-rate interest payments for the total return on a commodity index. In a total return commodity swap, a portfolio will receive the price appreciation of a commodity index, a portion of the index, or a single commodity in exchange for paying an agreed-upon fee. If the commodity swap is for one period, the portfolio may pay a fixed fee, established at the outset of the swap. However, if the term of the commodity swap is more than one period, with interim swap payments, the portfolio may pay an adjustable or floating fee. With a "floating" rate, the fee may be pegged to a base rate, such as the London Interbank Offered Rate, and is adjusted each period. Therefore, if interest rates increase over the term of the swap contract, the portfolio may be required to pay a higher fee at each swap reset date.



 - INTEREST RATE SWAPS. Interest rate swaps involve the exchange by a portfolio with another party of their respective commitments to pay or


                                  10 Appendix A

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         Appendix A
         More on Strategies and Risks (continued)




   receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The exchange commitments can involve payments to be made in the same currency or in different currencies. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually based principal amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a contractually based principal amount from the party selling the interest rate floor.



   A portfolio, subject to its investment restrictions, enters into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or its liabilities, and will usually enter into interest rate swaps on a net basis (i.e., the two payment streams are netted out, with a portfolio receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of a portfolio's obligations over its entitlements with respect to each interest rate swap, will be calculated on a daily basis. An amount of cash or other liquid assets having an aggregate net asset value at least equal to the accrued excess will be segregated by its custodian. If a portfolio enters into an interest rate swap on other than a net basis, it will maintain a segregated account in the full amount accrued on a daily basis of its obligations with respect to the swap.



   A portfolio will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in one of the three highest rating categories of at least one nationally recognized statistical rating organization at the time of entering into such transaction. A portfolio's sub-adviser will monitor the creditworthiness of all counterparties on an ongoing basis. If there is a default by the other party to such a transaction, the portfolio will have contractual remedies pursuant to the agreements related to the transaction.



   The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps. To the extent a portfolio sells (i.e., writes) caps and floors, it will segregate cash or other liquid assets having an aggregate net asset value at least equal to the full amount, accrued on a daily basis, of its obligations with respect to any caps or floors.



   There is no limit on the amount of interest rate swap transactions that may be entered into by a portfolio, unless so stated in its investment objectives. These transactions may in some instances involve the delivery of securities or other underlying assets by a portfolio or its counterparty to collateralize obligations under the swap. Under the documentation currently used in those markets, the risk of loss with respect to interest rate swaps is limited to the net amount of the interest payments that a portfolio is contractually obligated to make. If the other party to an interest rate swap that is not collateralized defaults, a portfolio would risk the loss of the net amount of the payments that it contractually is entitled to receive. A portfolio may buy and sell (i.e., write) caps and floors without limitation, subject to the segregation requirement described above.



 - CREDIT DEFAULT SWAPS. A credit default swap occurs when a portfolio sells credit default protection; however, the portfolio will generally value the swap at its notional amount. As the seller in a credit default swap contract, the portfolio would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the portfolio would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the portfolio would keep the stream of payments and would have no payment obligations. As the seller, the portfolio would be subject to investment exposure on the notional amount of the swap.



The portfolio may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio, in which case the portfolio would function as the


                                  11 Appendix A

         Appendix A
         More on Strategies and Risks (continued)




counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk -- that the seller may fail to satisfy its payment obligations to the portfolio in the event of a default.



ILLIQUID AND RESTRICTED/144A SECURITIES


Certain portfolios may invest in illiquid securities (i.e., securities that are not readily marketable). In recent years, a large institutional market has developed for certain securities that are not registered under the Securities Act of 1933 (the "1933 Act"). Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend on an efficient institutional market in which such unregistered securities can readily be resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments. Rule 144A under the 1933 Act established a "safe harbor" from the registration requirements of the 1933 Act for resale of certain securities to qualified institutional buyers. Institutional markets for restricted securities that might develop as a result of Rule 144A could provide both readily ascertainable values for restricted securities and the ability to liquidate an investment in order to satisfy share redemption orders. An insufficient number of qualified institutional buyers interested in purchasing a Rule 144A-eligible security held by a portfolio could, however, adversely affect the marketability of such security and the portfolio might be unable to dispose of such security promptly or at reasonable prices.



INVESTING IN MASTER LIMITED PARTNERSHIPS ("MLPS")


Certain portfolios may invest in MLP units, which have limited control and voting rights, similar to those of a limited partner. An MLP could be taxed, contrary to its intention, as a corporation, resulting in decreased returns. Investments in MLPs may, for tax purposes, affect the character of the gain and loss realized by a portfolio and affect the holding period of a portfolio's assets.


INVESTING IN SPECIAL SITUATIONS
Certain portfolios may invest in "special situations" from time to time. Special situations arise when, in the opinion of a portfolio manager, a company's securities may be undervalued, then potentially increase considerably in price, due to:

 - A new product or process;
 - A management change;
 - A technological breakthrough;
 - An extraordinary corporate event; or
 - A temporary imbalance in the supply of, and demand for, the securities of an issuer

Investing in a special situation carries an additional risk of loss if the expected development does not happen or does not attract the expected attention. The impact of special situation investing to a portfolio will depend on the size of the portfolio's investment in a situation.

PORTFOLIO TURNOVER

A portfolio may engage in a significant number of short-term transactions, which may lower portfolio performance. High turnover rate will not limit a manager's ability to buy or sell securities for these portfolios. Increased turnover (100% or more) results in higher brokerage costs or mark-up charges for a portfolio. The portfolios ultimately pass these charges on to shareholders. Short-term trading may also result in short-term capital gains, which are generally subject to tax in the same manner as ordinary income when distributed by the portfolio to its shareholders.


COUNTRY, SECTOR OR INDUSTRY FOCUS
Unless otherwise stated in a portfolio's prospectus or SAI, as a fundamental policy governing concentration, no portfolio will invest more than 25% of its total assets in any one particular industry, other than U.S. government securities and its agencies (although the asset allocation portfolios may invest in underlying funds/portfolios that may concentrate their investments in a particular industry). To the extent a portfolio invests a significant portion of its assets in one or more countries, sectors or industries at any time, the portfolio will face a greater risk of loss due to factors affecting the country, sector or industry than if the portfolio always maintained wide diversity among the countries, sectors and industries in which it invests. For example, technology companies involve risks due to factors such as the rapid pace of product change, technological developments and new competition. Their stocks historically have been

                                  12 Appendix A

         Appendix A
         More on Strategies and Risks (continued)


volatile in price, especially over the short term, often without regard to the merits of individual companies. Banks and financial institutions are subject to potentially restrictive governmental controls and regulations that may limit or adversely affect profitability and share price. In addition, securities in that sector may be very sensitive to interest rate changes throughout the world.

SECURITIES LENDING
Certain portfolios may lend securities to other financial institutions that provide cash or other securities as collateral. This involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, a portfolio may lose money and there may be a delay in recovering the loaned securities. A portfolio could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral.


BORROWING


Certain portfolios may borrow for temporary or emergency purposes, including to meet redemptions, for the payment of dividends, for share repurchases or for the clearance of transactions.


IPOS
Initial Public Offerings ("IPOs") are subject to specific risks which include, among others:

 - High volatility;
 - No track record for consideration;
 - Securities are less liquid, and
 - Earnings are less predictable.

TEMPORARY DEFENSIVE STRATEGIES
For temporary defensive purposes, a portfolio may, at times, choose to hold some or all of its assets in cash, or to invest that cash in a variety of debt securities. This may be done as a defensive measure at times when desirable risk/reward characteristics are not available in stocks or to earn income from otherwise uninvested cash. When a portfolio increases its cash or debt investment position, its income may increase while its ability to participate in stock market advances or declines decrease. Furthermore, when a portfolio assumes a temporary defensive position it may not be able to achieve its investment objective.

INTERNET OR INTRANET SECTOR RISK

Certain portfolios may invest primarily in companies engaged in Internet and intranet related activities. The value of such companies is particularly sensitive to rapidly changing technology, extensive government regulation and relatively high risks of obsolescence caused by scientific and technological advances. The value of such portfolio's shares may fluctuate more than shares of a portfolio investing in a broader range of industries.


SHORT SALES
A short sale may be effected by selling a security that the portfolio does not own. In order to deliver the security to the purchaser, the portfolio borrows the security, typically from a broker-dealer or an institutional investor. The portfolio later closes out the position by returning the security to the lender. If the price of the security sold short increases, the portfolio would incur a loss; conversely, if the price declines, the portfolio will realize a gain. Although the gain is limited by the price at which the security was sold short, the loss is potentially unlimited. The portfolio's use of short sales in an attempt to improve performance or to reduce overall portfolio risk may not be successful and may result in greater losses or lower positive returns than if the portfolio held only long positions. The portfolio may be unable to close out a short position at an acceptable price, and may have to sell related long positions at disadvantageous times to produce cash to unwind a short position. Short selling involves higher transaction costs than typical long-only investing.

A short sale may also be effected "against the box" if, at all times when the short position is open, the portfolio contemporaneously owns or has the right to obtain at no additional cost securities identical to those sold short. In the event that the portfolio were to sell securities short "against the box" and the price of such securities were to then increase rather than decrease, the portfolio would forego the potential realization of the increased value of the shares sold short.




INVESTMENT STYLE RISK

Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. A portfolio may outperform or underperform other portfolios that employ a different investment style. A portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value

                                  13 Appendix A

         Appendix A
         More on Strategies and Risks (continued)


investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their own businesses, growth stocks may lack the dividends of value stocks that can cushion stock prices in a falling market. Growth oriented portfolios will typically underperform when value investing is in favor. The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced.

ISSUER-SPECIFIC CHANGES
The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. Lower-quality debt securities (those of less than investment-grade quality) and certain types of other securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments and can be difficult to resell.

INVESTMENT STRATEGIES
A portfolio is permitted to use other securities and investment strategies in pursuit of its investment objective, subject to limits established by the Trust's Board of Trustees. No portfolio is under any obligation to use any of the techniques or strategies at any given time or under any particular economic condition. Certain instruments and investment strategies may expose the portfolios to other risks and considerations, which are discussed in the SAI.


GEOGRAPHIC CONCENTRATION


Because a portfolio may invest a relatively large percentage of its assets in issuers located in a single country, a small number of countries, or a particular geographic region, a portfolio's performance could be closely tied to the market, currency, economic, political, or regulatory conditions and developments in those countries or that region, and could be more volatile than the performance of more geographically-diversified portfolios.





INFLATION


A portfolio is subject to the risk that the value of assets or income from the portfolio's investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the value of the portfolio's assets can decline, as can the value of the portfolio's distributions. This risk is more pronounced for portfolios that invest a substantial portion of their assets in fixed-income securities with longer maturities.



                                  14 Appendix A

         Appendix A
         More on Strategies and Risks (continued)




OTHER STRATEGIES OF TRANSAMERICA BLACKROCK GLOBAL ALLOCATION VP

----------------------------------------

Transamerica BlackRock Global Allocation VP invests its assets in an underlying mutual fund, the BlackRock Global Allocation V.I. Fund of BlackRock Variable Series Funds, Inc. (the "BlackRock Fund" or "Fund"). In addition to the principal investment strategies of the Fund discussed earlier in this prospectus, the Fund may use certain other investment strategies.



According to the BlackRock Fund prospectus, the Fund may invest or engage in the following additional investments/strategies:



BORROWING AND LEVERAGE -- The Fund may borrow for temporary or emergency purposes, including to meet redemptions, for the payment of dividends, for share repurchases or for the clearance of transactions.



DEPOSITARY RECEIPTS -- The Fund may invest in securities of foreign issuers in the form of depositary receipts or other securities that are convertible into securities of foreign issuers. The Fund may invest in unsponsored Depositary Receipts.



ILLIQUID/RESTRICTED SECURITIES -- The Fund may invest up to 15% of its net assets in illiquid securities that it cannot sell within seven days at approximately current value. The Subsidiary will also limit its investment in illiquid securities to 15% of its net assets. In applying the illiquid securities restriction to the Fund, the Fund's investment in the Subsidiary is considered to be liquid. Restricted securities are securities that cannot be offered for public resale unless registered under the applicable securities laws or that have a contractual restriction that prohibits or limits their resale (i.e., certain Rule 144A securities). They may include private placement securities that have not been registered under the applicable securities laws. Restricted securities may not be listed on an exchange and may have no active trading market. Rule 144A securities are restricted securities that can be resold to qualified institutional buyers but not to the general public.



INDEXED AND INVERSE SECURITIES -- The Fund may invest in securities that provide a return based on fluctuations in a stock or other financial index. For example, the Fund may invest in a security that increases in value with the price of a particular securities index. In some cases, the return of the security may be inversely related to the price of the index. This means that the value of the security will rise as the price of the index falls and vice versa. Although these types of securities can make it easier for the Fund to access certain markets or hedge risks of other assets held by the Fund, these securities are subject to the risks related to the underlying index or other assets.



INVESTMENT COMPANIES -- The Fund has the ability to invest in other investment companies, such as exchange-traded funds, money market funds, unit investment trusts, and open-end and closed-end funds, including affiliated investment companies.



NON-U.S. DOLLAR CASH INVESTMENTS -- The Fund may hold non-U.S. dollar cash investments.



REPURCHASE AGREEMENTS, PURCHASE AND SALE CONTRACTS -- The Fund may enter into certain types of repurchase agreements or purchase and sale contracts. Under a repurchase agreement, the seller agrees to repurchase a security at a mutually agreed-upon time and price. A purchase and sale contract is similar to a repurchase agreement, but purchase and sale contracts also provide that the purchaser receives any interest on the security paid during the period.



SECURITIES LENDING -- The Fund may lend securities with a value up to 33 1/3% of its total assets to financial institutions that provide cash or securities issued or guaranteed by the U.S. Government as collateral.



SHORT SALES -- The Fund may engage in short sales. The Fund may make short sales of securities, either as a hedge against potential declines in value of a portfolio security or to realize appreciation when a security that the Fund does not own declines in value. The Fund will not make a short sale if, after giving effect to such sale, the market value of all securities sold short exceeds 20% of the value of its total assets. The Fund may also make short sales "against the box" without being subject to this limitation. In this type of short sale, at the time of the sale, the Fund owns or has the immediate and unconditional right to acquire the identical securities at no additional cost.



SHORT-TERM SECURITIES OR INSTRUMENTS -- The Fund can invest in high quality short-term U.S. dollar or non-U.S. dollar denominated fixed income securities or other instruments, such as U.S. or foreign government securities, commercial paper and money market instruments issued by U.S. or foreign commercial banks or depository institutions. Fund management may increase the Fund's investment in


                                  15 Appendix A

         Appendix A
         More on Strategies and Risks (continued)




these instruments in times of market volatility or when it believes that it is prudent or timely to be invested in lower yielding but less risky securities. Large investments in such securities or instruments may prevent the Fund from achieving its investment objective.



STANDBY COMMITMENT AGREEMENTS -- Standby commitment agreements commit the Fund, for a stated period of time, to purchase a stated amount of securities that may be issued and sold to the Fund at the option of the issuer.



TEMPORARY DEFENSIVE STRATEGIES -- For temporary defensive purposes, the Fund may restrict the markets in which it invests and may invest without limitation in cash, cash equivalents, money market securities, such as U.S. Treasury and agency obligations, other U.S. Government securities, short-term debt obligations of corporate issuers, certificates of deposit, bankers acceptances, commercial paper (short term, unsecured, negotiable promissory notes of a domestic or foreign issuer) or other high quality fixed income securities.



WHEN ISSUED AND DELAYED DELIVERY SECURITIES AND FORWARD COMMITMENTS -- The purchase or sale of securities on a when issued basis or on a delayed delivery basis or through a forward commitment involves the purchase or sale of securities by the Fund at an established price with payment and delivery taking place in the future. The Fund enters into these transactions to obtain what is considered an advantageous price to the Fund at the time of entering into the transaction.





                                  16 Appendix A

         Appendix B
         Description of Certain Underlying Funds/Portfolios




This section describes the underlying funds/portfolios in which some or all of the asset allocation portfolios may invest. This section summarizes their respective investment objectives and principal investment strategies and risks. Additional information about the investment strategies and risks may be found in the section entitled "More on Strategies and Risks," in appendix A of this prospectus. Further information about the underlying funds/portfolios of TST and Transamerica Funds is contained in the underlying funds'/portfolios' prospectuses, which are available at www.transamericafunds.com.


TST UNDERLYING PORTFOLIOS:

Transamerica American Century Large Company Value VP seeks long-term capital growth with income as a secondary goal by investing principally in U.S. equity securities. Under normal market conditions, the portfolio will have at least 80% of its net assets invested in equity securities of companies comprising the Russell 1000(R) Index. The portfolio invests primarily in U.S. large-capitalization companies. The portfolio's sub-adviser uses a value investment strategy that looks for companies that are temporarily out of favor in the market. The principal risks of investing in this underlying portfolio are: market risk; stock risk; value investing risk; foreign securities risk; currency risk; fixed-income securities risk; and derivatives risk.



Transamerica Balanced VP seeks long-term capital growth and current income with a secondary objective of capital preservation, by balancing investments among stocks, bonds and cash or cash equivalents. The portfolio invests in a diversified portfolio of common stocks, bonds, money market instruments and other short-term debt securities issued by companies of all sizes. The principal risks of investing in this underlying portfolio are: market risk; stock risk; growth stock risk; fixed-income securities risk; derivatives risk; mortgage-related securities risk; foreign securities risk; currency risk; high-yield debt securities risk; and small- or medium-sized companies risk.



Transamerica BlackRock Large Cap Value VP seeks long-term capital growth by investing primarily in a diversified portfolio of equity securities of large cap companies located in the United States. Under normal circumstances, the portfolio invests at least 80% of its net assets in equity securities of large cap companies that, at the time of purchase, comprise the portfolio's benchmark, the Russell 1000(R) Value Index. The principal risks of investing in this underlying portfolio are: market risk; stock risk; value investing risk; and preferred stock risk.





Transamerica Capital Guardian Value VP seeks to provide long-term growth of capital and income through investments in a portfolio comprised primarily of equity securities of U.S. issuers and securities whose principal markets are in the U.S., ADRs and other U.S. registered foreign securities. The principal risks of investing in this underlying portfolio are: market risk; stock risk; value investing risk; convertible securities risk; foreign securities risk; currency risk; and fixed-income securities risk.



Transamerica Clarion Global Real Estate Securities VP seeks long-term total return from investments principally in equity securities of real estate companies that include common stocks and convertible securities. Under normal conditions, the portfolio will invest at least 80% of its net assets in a portfolio of equity securities of issuers that are principally engaged in the real estate industry. Total return will consist of realized and unrealized capital gains and losses plus income. In selecting investments for the portfolio, the portfolio's sub-adviser will select companies that derive at least 50% of their total revenues or earnings from owning, operating, developing and/or managing real estate. The portfolio is composed of investments in issuers that are economically tied to at least three different countries, including the United States. The principal risks of investing in this underlying portfolio are: market risk; stock risk; foreign securities risk; currency risk; real estate securities risk; REITs risk; small- or medium- sized companies risk; portfolio turnover risk; convertible securities risk; fixed-income securities risk; mortgage-related securities risk; and non-diversification risk.



Transamerica Convertible Securities VP seeks maximum total return through a combination of current income and capital appreciation by normally investing at least 80% of net assets in convertible securities, which are across the credit spectrum and perform more like a stock when the underlying share price is high relative to the conversion price and more like a bond when the underlying share price is low relative to the conversion price. The principal risks of investing in this underlying portfolio are: market risk; convertible securities risk; stock risk; derivatives risk; fixed-income securities risk; foreign securities risk; and currency risk.



                                  1 Appendix B

         Appendix B
         Description of Certain Underlying Funds/Portfolios (continued)



Transamerica Equity VP seeks to maximize long-term growth by generally investing at least 80% of the portfolio's net assets in a diversified portfolio of domestic common stocks. The sub-adviser buys securities of companies it believes to have the defining features of premier growth companies that are undervalued in the stock market. The principal risks of investing in this underlying portfolio are: market risk; stock risk; fixed-income securities risk; derivatives risk; growth stock risk; small-or medium-sized companies risk; foreign securities risk; currency risk; and focused investing risk.



Transamerica Federated Market Opportunity VP seeks total return by investing in securities that have defensive characteristics. The portfolio's sub-adviser invests in securities of both domestic and foreign companies that are undervalued or out-of-favor or securities that it believes are attractive due to their income-producing potential. The portfolio's investments may include, but are not limited to: U.S. and non-U.S. equity securities (including ADRs), fixed-income securities, REITs, securities of precious metals companies, and derivative and hybrid instruments. The principal risks of investing in this underlying portfolio are: market risk; stock risk; value investing risk; foreign securities risk; currency risk; emerging markets risk; fixed-income securities risk; high-yield debt securities risk; country sector or industry focus risk; convertible securities risk; REITs risk; currency hedging risk; hybrid instruments risk; commodities risk; liquidity risk; leveraging risk; derivatives risk; investment companies risk; exchange-traded funds risk; and portfolio turnover risk.



Transamerica Growth Opportunities VP seeks to maximize long-term growth by generally investing at least 65% of the portfolio's assets in a diversified portfolio of equity securities of companies with small- and medium-sized market capitalization or annual revenues of no more than $10 billion at the time of purchase. The principal risks of investing in this underlying portfolio are: market risk; stock risk; growth stock risk; preferred stock risk; warrants and rights risk; convertible securities risk; value investing risk; derivatives risk; foreign securities risk; currency risk; small- or medium-sized companies risk; and fixed-income securities risk.



Transamerica Jennison Growth VP seeks long-term growth of capital by investing substantially all, but at least 65%, of its total assets in equity securities (principally common stocks, preferred stocks, warrants, rights and depositary receipts) of U.S. companies with market capitalizations of at least $1 billion that the sub-adviser considers to have above average prospects for growth. These companies are generally medium-to large-capitalization companies. The principal risks of investing in this underlying portfolio are: market risk; stock risk; growth stock risk; medium-sized companies risk; foreign securities risk; currency risk; preferred stock risk; and warrants and rights risk.



Transamerica JPMorgan Core Bond VP seeks the highest possible current income within the confines of the primary goal of ensuring the protection of capital by investing at least 80% of its assets in U.S. government securities, medium to high-quality corporate bonds, mortgage-backed securities and asset-backed securities. The principal risks of investing in this underlying portfolio are: market risk; fixed-income securities risk; foreign securities risk; currency risk; mortgage related securities risk; and proprietary research risk.



Transamerica JPMorgan Enhanced Index VP seeks to earn a total return modestly in excess of the total return performance of the S&P 500 Index (including the reinvestment of dividends) while maintaining a volatility of return similar to the S&P 500 Index by investing at least 80% of its net assets in large- and medium-capitalization U.S. companies but may invest in foreign companies included in the S&P 500 Index. The principal risks of investing in this underlying portfolio are: market risk; stock risk; value investing risk; foreign securities risk; currency risk; medium-sized companies risk; and fixed-income securities risk.



Transamerica JPMorgan Mid Cap Value VP seeks growth from capital appreciation by investing primarily (at least 80% of net assets, under normal conditions) in a broad portfolio of common stocks of companies with market capitalizations of $1 billion to $20 billion at the time of purchase that the portfolio's sub-adviser believes to be undervalued. Under normal conditions, the portfolio will only purchase securities that are traded on registered exchanges or the over-the-counter market in the U.S. The principal risks of investing in this underlying portfolio are: market risk; stock risk; foreign securities risk; currency risk; value investing risk; derivatives risk; REITs risk; preferred stock risk; convertible securities risk; and medium-sized companies risk.


Transamerica Legg Mason Partners All Cap VP seeks capital appreciation and invests principally in

                                  2 Appendix B

         Appendix B
         Description of Certain Underlying Funds/Portfolios (continued)




common stocks and common stock equivalents, such as preferred stocks and securities convertible into common stocks, of companies the sub-adviser believes are undervalued in the marketplace. A secondary consideration is given to a company's dividend return. The principal risks of investing in this underlying portfolio are: market risk; stock risk; preferred stock risk; convertible securities risk; value investing risk; derivatives risk; small- or medium-sized companies risk; foreign securities risk; currency risk; and non-diversification risk.



Transamerica Marsico Growth VP seeks long-term growth of capital by investing principally in common stocks of large companies that are selected for their long-term growth potential. The portfolio will normally hold a core position of between 35 and 50 common stocks. The portfolio's sub-adviser uses an approach that combines "top-down" macroeconomic analysis with "bottom-up" stock selection. The principal risks of investing in this underlying portfolio are: market risk; stock risk; growth stock risk; foreign securities risk; currency risk; and emerging markets risk.



Transamerica MFS High Yield VP seeks to provide high current income by investing primarily in a professionally managed diversified portfolio of fixed-income securities, some of which may involve equity features. Capital growth, if any, is a consideration secondary to the objective of high current income. Under normal market conditions, the portfolio invests at least 80% of its net assets in high-yield, fixed-income securities. The principal risks of investing in this underlying portfolio are: market risk; fixed-income securities risk; high-yield debt securities risk; convertible securities risk; mortgage-related securities risk; bank loans risk; foreign securities risk; currency risk; emerging markets risk; derivatives risk; counterparty and third party transactions risk; liquidity risk; stock risk; and portfolio turnover risk.



Transamerica MFS International Equity VP seeks capital growth by investing primarily in equity securities of foreign companies, including emerging markets securities. Under normal market conditions, at least 80% of the portfolio's net assets are invested in common stocks and related equity securities, such as preferred stock, convertible securities and depositary receipts of issuers economically tied to a number of countries throughout the world, potentially including emerging markets. The portfolio may invest a relatively large percentage of its assets in a single country, a small number of countries, or a particular geographic region. The portfolio may invest its assets in the stocks of companies it believes to have above average earnings growth potential compared to other companies (growth companies), in the stocks of companies it believes are undervalued compared to their perceived worth (value companies), or in a combination of both. The principal risks of investing in this underlying portfolio are: market risk; stock risk; foreign securities risk; currency risk; emerging markets risk; small- or medium-sized companies risk; geographic concentration risk; growth stock risk; value investing risk; derivatives risk; preferred stock risk; convertible securities risk; counterparty and third party transactions risk; and liquidity risk.



Transamerica Money Market VP seeks to obtain maximum current income from money market securities consistent with liquidity and preservation of principal by investing substantially all of the portfolio's assets in accordance with Rule 2a-7 under the Investment Company Act in U.S. dollar-denominated instruments. The principal risks of investing in this underlying portfolio are: market risk; interest rates risk; credit risk; bank obligations risk; yield fluctuation risk; and redemption risk.



Transamerica Munder Net50 VP seeks long-term capital appreciation by investing principally in stocks of domestic and foreign companies that are positioned to benefit from the growth of the Internet. Under normal market conditions, the portfolio will invest at least 80% of its total assets in equity securities and ADRs of both domestic and foreign companies of the type positioned to benefit from the growth of the Internet. The principal risks of investing in this underlying portfolio are: market risk; stock risk; internet investing risk; small-sized companies risk; growth stock risk; foreign securities risk; currency risk; initial public offerings risk; emerging markets risk; exchange-traded funds risk; and derivatives risk.



Transamerica PIMCO Total Return VP seeks maximum total return consistent with preservation of capital and prudent investment management by investing, under normal circumstances, at least 65% of its net assets in a diversified portfolio of fixed-income securities of varying maturities. The portfolio may invest all of its assets in derivative instruments. The principal risks of investing in this underlying portfolio are: market risk; fixed-income securities risk; derivatives risk; mortgage-related securities risk; foreign securities risk; currency risk; currency hedging risk; leveraging risk; emerging


                                  3 Appendix B

         Appendix B
         Description of Certain Underlying Funds/Portfolios (continued)




markets risk; high-yield debt securities risk; stock risk; preferred stock risk; and liquidity risk.



Transamerica Science & Technology VP seeks long-term growth of capital by generally investing at least 80% of the portfolio's net assets in common stocks of companies that are expected to benefit from the development, advancement and use of science and technology, including, but not limited to: companies that develop, produce or distribute products or services in the computer, semi-conductor, software, electronics, media, communications, health care, and biotechnology sectors. The principal risks of investing in this underlying portfolio are: market risk; stock risk; science and technology stocks risk; health care sector risk; growth stock risk; and non-diversification risk.



Transamerica Small/Mid Cap Value VP seeks to maximize total return by investing at least 80% of its assets in small- and mid-cap equity securities of domestic companies whose market capitalization falls within the range $100 million to $8 billion. The principal risks of investing in this underlying portfolio are: market risk; stock risk; small- or medium-sized companies risk; value investing risk; foreign securities risk; currency risk; and emerging markets risk.



Transamerica T. Rowe Price Equity Income VP seeks to provide substantial dividend income as well as long-term growth of capital by primarily investing in the dividend-paying common stocks of established companies. Under normal market conditions, at least 80% of the portfolio's net assets will be invested in common stocks, with 65% in the common stocks of well-established companies paying above-average dividends. The principal risks of investing in this underlying portfolio are: market risk; stock risk; foreign securities risk; currency risk; value investing risk; derivatives risk; fixed-income securities risk; and high-yield debt securities risk.



Transamerica T. Rowe Price Growth Stock VP seeks to provide long-term capital growth, and secondarily, increasing dividend income through investments in the common stocks of well-established growth companies by investing primarily, and under normal market conditions, not less than 80% of its net assets in common stocks of a diversified group of growth companies. The principal risks of investing in this underlying portfolio are: market risk; stock risk; growth stock risk; foreign securities risk; currency risk; and derivatives risk.



Transamerica T. Rowe Price Small Cap VP seeks long-term growth of capital by investing primarily in common stocks of small growth companies. This portfolio will normally invest at least 80% of its net assets in small-cap growth companies. The portfolio intends to be invested in a large number of holdings and the top 25 holdings will not constitute a large portion of assets. The principal risks of investing in this underlying portfolio are: market risk; stock risk; smaller companies risk; growth stock risk; foreign securities risk; currency risk; derivatives risk; and exchange-traded funds risk.



Transamerica Templeton Global VP seeks long-term growth of capital through the allocation of assets between a domestic and an international portfolio managed by two different sub-advisers. The domestic portfolio invests in common stocks of U.S. based companies that the sub-adviser believes to have the defining feature of premier growth companies that are undervalued in the stock market. The international portfolio invests primarily in foreign equity securities. The principal risks of investing in this underlying portfolio are: market risk; stock risk; foreign securities risk; currency risk; growth stock risk; convertible securities risk; smaller companies risk; emerging markets risk; derivatives risk; value investing risk; fixed-income securities risk; and country, sector or industry focus risk.





Transamerica Third Avenue Value VP seeks long-term capital appreciation by investing, under normal circumstances, at least 80% of its assets in common stocks of U.S. and non-U.S. issuers. The portfolio invests in companies regardless of market capitalization, with the mix of its investments at any time depending on the industries and types of securities its sub-adviser believes represent the best values consistent with the portfolio's strategies and restrictions. The principal risks of investing in this underlying portfolio are: market risk; stock risk; foreign securities risk; currency risk; fixed-income securities risk; small- or medium-sized companies risk; high-yield debt securities risk; non-diversification risk; and value investing risk.



Transamerica U.S. Government Securities VP seeks to provide as high a level of total return as is consistent with prudent investment strategies by investing under normal conditions at least 80% of its net assets in U.S. government securities. The principal risks of investing in this underlying portfolio are: market risk; mortgage-related securities risk; fixed-income securities risk; country sector or industry focus risk; high-yield debt


                                  4 Appendix B

         Appendix B
         Description of Certain Underlying Funds/Portfolios (continued)




securities risk; foreign securities risk; currency risk; and derivatives risk.



Transamerica Value Balanced VP seeks preservation of capital and competitive investment returns by investing principally in domestic equities whose market capitalization generally exceeds $3 billion; debt obligations of U.S. and foreign issuers, some of which will be convertible into common stocks; U.S. Treasury bonds, notes and bills; money market instruments and mortgage-backed and asset-backed securities. The principal risks of investing in this underlying portfolio are: market risk; stock risk; fixed-income securities risk; derivatives risk; mortgage-related securities risk; foreign securities risk; currency risk; emerging markets risk; high-yield debt securities risk; and small-or medium-sized companies risk.



Transamerica Van Kampen Active International Allocation VP seeks to provide long-term capital appreciation by investing primarily in accordance with country and sector weightings determined by its sub-adviser in equity securities of non-U.S. issuers which, in the aggregate, replicate broad market indices. The principal risks of investing in this underlying portfolio are: market risk; stock risk; foreign securities risk; currency risk; emerging markets risk; derivatives risk; REITs risk; and real estate securities risk.



Transamerica Van Kampen Large Cap Core VP seeks to provide high total return by investing, under normal circumstances, at least 80% of the portfolio's assets in companies with market capitalizations of $10 billion or more. The portfolio invests primarily in companies that the sub-adviser believes have strong free cash flow and earnings growth potential. The principal risks of investing in this underlying portfolio are: market risk; stock risk; growth stock risk; value investing risk; foreign securities risk; currency risk; REITs risk; emerging markets risk; and derivatives risk.



Transamerica Van Kampen Mid-Cap Growth VP seeks capital appreciation by investing, under normal circumstances, at least 80% of its net assets in securities of medium-sized companies at the time of investment. The portfolio may also invest in common stocks and other equity securities of small- and large- cap companies, as well as preferred stocks, convertible securities, rights and warrants and debt securities. The principal risks of investing in this underlying portfolio are: market risk; stock risk; growth stock risk; small- or medium-sized companies risk; derivatives risk; foreign securities risk; currency risk; emerging markets risk; convertible securities risk; preferred stock risk; warrants and rights risk; fixed-income securities risk; REITs risk; and investing aggressively risk.


TRANSAMERICA UNDERLYING FUNDS:

Transamerica AllianceBernstein International Value seeks long-term growth of capital by investing primarily in equity securities of established companies from a variety of industries and developed countries. The fund primarily invests in issues that are economically tied to a number of countries throughout the world and expects to be invested in more than three different foreign countries. The fund's investment policies emphasize investments that are determined to be undervalued by the fund's sub-adviser. The principal risks of investing in this underlying fund are: market risk; stock risk; value investing risk; foreign securities risk; currency risk; liquidity risk; derivatives risk; short sales risk; repurchase agreements risk; currency hedging risk; warrants and rights risk; securities lending risk; convertible securities risk; and leveraging risk.





Transamerica BlackRock Global Allocation seeks to provide high total investment return through a fully managed investment policy utilizing U.S. and foreign equity securities, debt, and money market securities, the combination of which may be varied from time to time both with respect to types of securities and markets. The fund will invest in issuers located in a number of countries throughout the world, and it generally seeks diversification across markets, industries and issuers as one of its strategies to reduce volatility. The principal risks of investing in this underlying fund are: market risk; stock risk; foreign securities risk; currency risk; small- or medium-sized companies risk; liquidity risk; preferred stock risk; convertible securities risk; fixed-income securities risk; distressed securities risk; commodities risk; high-yield debt securities risk; sovereign debt risk; precious metal related securities risk; real estate securities risk; warrants and rights risk; short sales risk; currency hedging risk; derivatives risk; securities lending risk; emerging markets risk; and loans risk.


Transamerica BlackRock Natural Resources seeks to achieve long-term capital growth and to protect the purchasing power of shareholders' capital by investing in a portfolio of equity securities of domestic and foreign companies with substantial

                                  5 Appendix B

         Appendix B
         Description of Certain Underlying Funds/Portfolios (continued)




natural resource assets. Under normal circumstances, the fund will invest at least 80% of its net assets in equities of companies with substantial natural resource assets, or in securities the value of which is related to the market value of some natural resource asset. The fund may invest in both U.S. and non-U.S. companies of any market capitalization. The principal risks of investing in this underlying fund are: market risk; stock risk; asset-based securities-natural resources risk; foreign securities risk; currency risk; emerging markets risk; small- or medium-sized companies risk; preferred stock risk; convertible securities risk; value investing risk; derivatives risk; leveraging risk; liquidity risk; country, sector or industry focus risk; and non-diversification risk.



Transamerica BNY Mellon Market Neutral Strategy seeks investment returns exceeding the 3-month U.S. Treasury Bill from a broadly diversified portfolio of U.S. stocks while neutralizing the general risks associated with stock market investing. The sub-adviser seeks to achieve this objective by using a market neutral strategy and investing, under normal circumstances, at least 80% of the fund's assets in equity securities (excluding cash collateral). The sub-adviser seeks to construct a diversified portfolio that has limited exposure to the U.S. equity general market risk and near neutral exposure to specific industries, sectors and capitalization ranges. The principal risks of investing in this underlying fund are: market risk; stock risk; short sales risk; derivatives risk; foreign securities risk; currency risk; leveraging risk; and portfolio turnover risk.



Transamerica Evergreen Health Care seeks long-term capital appreciation by investing, under normal circumstances, at least 80% of the portfolio's net assets in the equity securities of health care companies. These include, but are not limited to, pharmaceutical companies, biotechnology companies, medical device and supply companies, managed care companies and health care information and service providers. The principal risks of investing in this underlying fund are: market risk; stock risk; health care sector risk; foreign securities risk; currency risk; small- or medium-sized companies risk; derivatives risk; currency hedging risk; short sales risk; non-diversification risk; and portfolio turnover risk.



Transamerica Evergreen International Small Cap seeks capital growth by investing principally in equity securities of small companies located in at least three countries, one of which may be the United States. The fund normally invests at least 80% of its net assets in equity securities such as common stocks, convertible securities, preferred stocks, ADRs, GDRs and EDRs of small cap issuers. The fund seeks to invest in equity securities of issuers that the sub-adviser believes are well-managed and positioned to achieve above-average increases in revenue and earnings and have strong prospects for continued revenue growth. The principal risks of investing in this underlying fund are: market risk; stock risk; foreign securities risk; currency risk; emerging markets risk; small- or medium-sized companies risk; growth stock risk; value investing risk; fixed-income securities risk; preferred stock risk; convertible securities risk; real estate securities risk; REITs risk; derivatives risk; and currency hedging risk.





Transamerica Flexible Income seeks to provide as high a level of current income for distribution as is consistent with prudent investment, with capital appreciation as a secondary objective by generally investing at least 80% of its net-assets in a broad range of fixed-income securities. The fund may also invest in derivatives and equity securities. The principal risks of investing in this underlying fund are: market risk; fixed-income securities risk; mortgage-related securities risk; foreign securities risk; currency risk; emerging markets risk; convertible securities risk; loans risk; structured notes risk; derivatives risk; high-yield debt securities risk; preferred stock risk; stock risk; warrants and rights risk; and active trading risk.



Transamerica High Yield Bond seeks a high level of current income by investing in high-yield debt securities by investing at least 80% of net assets in a diversified portfolio of high-yield/high risk bonds (commonly known as "junk bonds"). These junk bonds are high risk debt securities rated in medium or lower ratings categories or determined by the fund's sub-adviser to be of comparable quality. The principal risks of investing in this underlying fund are: market risk; fixed-income securities risk and high-yield debt securities risk.


Transamerica JPMorgan International Bond seeks high total return by investing in high-quality, non-dollar denominated government and corporate debt securities of foreign issuers. The sub-adviser seeks to achieve this objective by investing at least 80% of the fund's net assets in high-quality bonds. The sub-adviser determines whether to buy and sell securities using a combination of fundamental research and

                                  6 Appendix B

         Appendix B
         Description of Certain Underlying Funds/Portfolios (continued)




bond currency valuation models. The principal risks of investing in this underlying fund are: market risk; fixed-income securities risk; foreign securities risk; currency risk; emerging markets risk, country, sector or industry focus risk; derivatives risk; currency hedging risk; liquidity risk; and non-diversification risk.





Transamerica Loomis Sayles Bond seeks high total investment return through a combination of current income and capital appreciation by investing fund assets principally in fixed-income securities. The fund normally invests at least 80% of its net assets in fixed-income securities, primarily investment-grade, fixed-income securities, although it may invest up to 35% of its assets in lower-rated fixed-income securities ("junk bonds") and up to 20% of its assets in preferred stocks. The principal risks of investing in this underlying fund are: market risk; fixed-income securities risk; high-yield debt securities risk; bank loans risk; stock risk; preferred stock risk; foreign securities risk; currency risk; emerging markets risk; mortgage-related securities risk; REITs risk; repurchase agreements risk; Rule 144A securities risk; convertible securities risk; structured notes risk; derivatives risk; currency hedging risk; and liquidity risk.



Transamerica Marsico International Growth seeks long-term growth of capital by investing primarily in common stocks of foreign companies that are selected for their long-term growth potential. The fund may invest in companies of any size throughout the world, and normally invests in the securities of issuers that are economically tied to one or more foreign countries, and expects to be invested in at least four different foreign countries. The fund may invest in securities of companies economically tied to emerging markets. The principal risks of investing in this underlying fund are: market risk; stock risk; growth stock risk; foreign securities risk; currency risk; emerging markets risk; and small- or medium-sized companies risk.



Transamerica MFS International Equity seeks capital growth by investing principally in equity securities of foreign companies. Under normal market conditions, at least 80% of the fund's net assets are invested in common stocks and related equity securities, such as preferred stock, convertible securities and depositary receipts of issuers economically tied to a number of countries throughout the world, including emerging markets. The fund may invest a relatively high percentage of its assets in a single country, a small number of countries, or a particular geographic region. The fund may invest its assets in the stocks of companies it believes to have above average earnings growth potential compared to other companies (growth companies), in the stocks of companies it believes are undervalued compared to their perceived worth (value companies), or in a combination of both. The principal risks of investing in this underlying fund are: market risk; stock risk; foreign securities risk; currency risk; emerging markets risk; small- or medium-sized companies risk; geographic concentration risk; growth stock risk; value investing risk; derivatives risk; preferred stock risk; and convertible securities risk.



Transamerica Neuberger Berman International seeks long-term growth of capital by investing primarily in common stocks of foreign companies of any size, including companies in developed and emerging industrialized markets. The fund looks for well-managed and profitable companies that show growth potential and whose stock prices are undervalued. The principal risks of investing in this underlying fund are: market risk; stock risk; value investing risk; foreign securities risk; currency risk; country, sector or industry focus risk; emerging markets risk; small- or medium-sized companies risk; derivatives risk; currency hedging risk; securities lending risk; liquidity risk; and leveraging risk.



Transamerica Oppenheimer Developing Markets aggressively seeks capital appreciation by investing, under normal market conditions, at least 80% of its net assets in equity securities of issuers that are economically tied to one or more emerging markets countries. In selecting securities, the fund's sub-adviser looks primarily for foreign companies in developing markets with high growth potential. The principal risks of investing in this underlying fund are: market risk; stock risk; growth stock risk; foreign securities risk; currency risk; emerging markets risk; country, sector or industry focus risk; small- or medium-sized companies risk; fixed-income securities risk; convertible securities risk; preferred stock risk; liquidity risk; derivatives risk; currency hedging risk; warrants and rights risk; and portfolio turnover risk.



Transamerica Oppenheimer Small- & Mid-Cap Value seeks capital appreciation by investing, under normal market conditions, 80% of its net assets in equity securities of small- and mid-cap domestic and foreign issuers. The fund's sub-adviser uses a value approach to investing by searching for securities it


                                  7 Appendix B

         Appendix B
         Description of Certain Underlying Funds/Portfolios (continued)




believes to be undervalued in the marketplace. The principal risks of investing in this underlying fund are: market risk; stock risk; small- or medium-sized companies risk; value investing risk; derivatives risk; foreign securities risk; currency risk; preferred stock risk; fixed-income securities risk; convertible securities risk; currency hedging risk; liquidity risk; and portfolio turnover risk.



Transamerica PIMCO Real Return TIPS seeks maximum real return, consistent with preservation of real capital and prudent investment management by investing principally in Treasury Inflation- Protected Securities (or "TIPS"). The fund's sub-adviser invests, under normal circumstances, at least 80% of the fund's net assets in TIPS of varying maturities. The principal risks of investing in this underlying fund are: market risk; fixed-income securities risk; interest rate risk; foreign securities risk; currency risk; derivatives risk; leveraging risk; emerging markets risk; high-yield debt securities risk; stock risk; preferred stock risk; currency hedging risk; tax consequences risk; CPIU measurement risk; liquidity risk; mortgage-related securities risk; and non-diversification risk.



Transamerica Schroders International Small Cap seeks to provide long-term capital appreciation by investing primarily in the equity securities of smaller companies located outside the U.S. The sub-adviser employs a fundamental investment approach that considers macroeconomic factors while focusing primarily on company-specific factors, including the company's potential for long-term growth, financial condition, quality of management and sensitivity to cyclical factors, as well as the relative value of the company's securities compared to the market as a whole. The principal risks of investing in this underlying fund are: market risk; stock risk; foreign securities risk; currency risk; growth stock risk; smaller companies risk; investment style risk; emerging markets risk; country/regional risk; liquidity risk; and derivatives risk.



Transamerica Short-Term Bond seeks a high level of income consistent with minimal fluctuation in principal value and liquidity by investing in a diversified portfolio of short-term and intermediate-term investment-grade corporate obligations, obligations issued or guaranteed by the U.S. and foreign governments and their agencies and instrumentalities, mortgage-backed securities, and asset-backed securities. Normally, the fund will invest at least 80% of its net assets in fixed-income securities. The principal risks of investing in this underlying fund are: market risk; fixed-income securities risk; mortgage-related securities risk; foreign securities risk; and derivatives risk.



Transamerica Third Avenue Value seeks long-term capital appreciation by investing, under normal circumstances, at least 80% of its assets in common stocks of U.S. and non-U.S. issuers. The fund invests in companies regardless of market capitalization, with the mix of its investments at any time depending on the industries and types of securities its sub-adviser believes represent the best values consistent with the fund's strategies and restrictions. The principal risks of investing in this underlying fund are: market risk; stock risk; foreign securities risk; currency risk; fixed-income securities risk; small- or medium-sized companies risk; high-yield debt securities risk; non-diversification risk; and value investing risk.



Transamerica Thornburg International Value seeks long-term capital appreciation by investing, under normal circumstances, at least 75% of its assets in foreign securities of issuers that are located in a number of countries throughout the world. The fund may invest in emerging markets. The fund's principal focus will be on traditional or basic stocks; however, the fund's sub-adviser may include stocks that it believes provide value in a broader or different context. The fund may invest in companies of any size, but invests primarily in the large and middle range of public company market capitalizations. The principal risks of investing in this underlying fund are: market risk; stock risk; foreign securities risk; currency risk; emerging markets risk; small- or medium-sized companies risk; value investing risk; fixed-income securities risk; derivatives risk; and currency hedging risk.



Transamerica UBS Dynamic Alpha seeks to maximize total return, consisting of capital appreciation and current income by investing principally in equity and fixed-income securities of U.S. and foreign issuers and other financial instruments to gain exposure to global equity, global fixed-income and cash equivalent markets, including global currencies. The fund is a multi-asset fund. The asset classes in which the fund may invest include, but are not limited to:
U.S. and non-U.S. equity securities (including emerging markets equity securities); U.S. and non-U.S. fixed-income securities (including U.S. high yield, fixed-income and emerging markets debt); and cash equivalents. The principal risks of investing in this underlying fund are: market risk; stock risk; value


                                  8 Appendix B

         Appendix B
         Description of Certain Underlying Funds/Portfolios (continued)




investing risk; growth stock risk; small- or medium-sized companies risk; fixed-income securities risk; high-yield debt securities risk; prepayment risk; U.S. government agency obligations risk; foreign securities risk; currency risk; emerging markets risk; convertible securities risk; preferred stock risk; derivatives risk; short sales risk; leveraging risk; country, sector or industry focus risk; liquidity risk; non-diversification risk; active trading risk; and investing in other funds risk.



Transamerica UBS Large Cap Value seeks to maximize total return, consisting of capital appreciation and current income by investing, under normal circumstances, at least 80% of its net assets in equity securities of U.S. large capitalization companies. In selecting securities, the fund's sub-adviser focuses on, among other things, identifying discrepancies between a security's fundamental value and its market price. The principal risks of investing in this underlying fund are: market risk; stock risk; value investing risk; preferred stock risk; convertible securities risk; warrants and rights risk; and derivatives risk.



Transamerica Van Kampen Emerging Markets Debt seeks high total return by investing primarily in fixed-income securities of government and government-related issuers and, to a lesser extent, of corporate issuers in emerging markets countries. Under normal circumstances, at least 80% of the net assets of the fund will be invested in debt securities of issuers located in emerging markets countries. The principal risks of investing in this underlying fund are: market risk; fixed-income securities risk; foreign securities risk; currency risk; emerging markets risk; derivatives risk; non-diversification risk; and liquidity risk.



Transamerica Van Kampen Mid-Cap Growth seeks capital appreciation by investing, under normal market conditions, at least 80% of its net assets in securities of medium-sized companies at the time of investment. The fund may also invest in common stocks and other equity securities of small- and large-cap companies, as well as preferred stocks, convertible securities, rights and warrants and debt securities. The principal risks of investing in this underlying fund are: market risk; stock risk; growth stock risk; small- or medium-sized companies risk; derivatives risk; foreign securities risk; currency risk; emerging markets risk; convertible securities risk; preferred stock risk; warrants and rights risk; fixed-income securities risk; REITs risk; and investing aggressively risk.



Transamerica Van Kampen Small Company Growth seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of small capitalization companies (under normal circumstances, at least 80% of the fund's net assets will be invested in such securities). The principal risks of investing in this underlying fund are: market risk; stock risk; smaller companies risk; growth stock risk; foreign securities risk; currency risk; derivatives risk; fixed-income securities risk; emerging markets risk; and REITs risk.



Transamerica WMC Emerging Markets seeks long-term capital appreciation by investing, under normal circumstances, at least 80% of its assets in equity securities of companies that conduct their principal business activities in emerging markets, are organized under the laws of or maintain their principal place of business in emerging markets, or whose securities are traded principally on exchanges in emerging markets. The fund's sub-adviser considers emerging markets to be markets with rapidly growing economies. The portfolio manager combines country, sector, and stock level analysis into its investing decision making. The principal risks of investing in this underlying fund are: market risk; stock risk; growth stock risk; foreign securities risk; currency risk; emerging markets risk; country, sector or industry focus risk; small- or medium-sized companies risk; fixed-income securities risk; convertible securities risk; preferred stock risk; liquidity risk; derivatives risk; currency hedging risk; warrants and rights risk; and portfolio turnover risk.


Under adverse or unstable market conditions, the underlying funds/portfolios can invest some or all of their assets in cash, repurchase agreements and money market instruments. Although the underlying funds/portfolios will do this only in seeking to avoid losses, the underlying funds/portfolios may be unable to pursue their investment objective during that time, and it could reduce the benefit from any upswing in the market.


                                  9 Appendix B

         Appendix C

         Description of Certain Underlying ETFs and Institutional Mutual Funds





This section describes the underlying ETFs and institutional mutual funds in which certain of the portfolios may invest. This section summarizes their respective investment objectives and principal investment strategies and risks. Additional information about the investment strategies and risks may be found in the section entitled "More on Strategies and Risks," in Appendix A of this prospectus.


VANGUARD UNDERLYING ETFS:
Vanguard(R) Extended Market ETF seeks to track the performance of a benchmark index that measures the investment return of small- and mid-capitalization stocks. The ETF employs a "passive management" -- or indexing-investment approach designed to track the performance of the Standard & Poor's Completion Index, a broadly diversified index of stocks of small and medium-size U.S. companies. The ETF invests all, or substantially all, of its assets in stocks of its target index, with nearly 80% of it assets invested in 1,200 stocks in its target index (covering nearly 80% of its Index's total market capitalization), and the rest of its assets in a representative sample of the remaining stock. The primary risks of investing in this underlying ETF are stock market risk and investment style risk.

Vanguard(R) Emerging Markets ETF seeks to track the performance of a benchmark index that measures the investment return of stocks issued by companies located in emerging market countries. The ETF employs a "passive management" -- or indexing-investment approach by investing substantially all (normally about 95%) of its assets in the common stocks included in the MSCI Emerging Markets Index, while employing a form of sampling to reduce risk. The MSCI Emerging Markets Index includes approximately 840 common stocks of companies located in emerging markets around the world. As of a recent date, the largest markets covered in the Index were South Korea, Taiwan, Brazil, China and Russia. The primary risks of investing in this underlying ETF are: stock market risk, country risk, emerging markets risk and currency risk.

Vanguard(R) Europe Pacific ETF seeks to provide a tax-efficient investment return consisting of long-term capital appreciation. The ETF purchases stocks included in the Morgan Stanley International(R) Europe, Australasia, Far East (MSCI(R) EAFE(R)) Index, which is made up of approximately 1,164 common stocks of companies located in 21 countries in Europe, Australia, Asia and the Far East. The ETF uses statistical methods to "sample" the Index, aiming to closely track its investment performance. The primary risks of investing in this underlying ETF are: stock market risk, country/regional risk and currency risk.


Vanguard(R) European ETF seeks to track the performance of a benchmark index that measures the investment return of stocks issued by companies located in the major markets of Europe. The ETF employs a "passive management" -- or indexing-investment approach by investing all, or substantially all, of its assets in the common stocks included in the Morgan Stanley Capital International(R) (MSCI(R)) Europe Index. The MSCI Europe Index is made up of approximately 603 common stocks of companies located in 16 European countries -- mostly companies in the United Kingdom, France, Germany, and Switzerland. Other countries represented in the Index include Austria, Belgium, Denmark, Finland, Greece, Ireland, Italy, the Netherlands, Norway, Portugal, Spain and Sweden. The primary risks of investing in this underlying ETF are: stock market risk, country risk, regional risk and currency risk.



Vanguard(R) Intermediate-Term Bond ETF seeks to track the performance of a market-weighted bond index with an intermediate-term, dollar-weighted average maturity. The ETF employs a "passive management" -- or indexing-investment approach designed to track the performance of the Barclays Capital 5-10 Year Government/Credit Index. This Index includes all medium and larger issues of U.S. government investment-grade corporate, and investment-grade international dollar-denominated bonds that have maturities between 5 and 10 years and are publicly issued. The ETF invests by sampling the Index, meaning that it holds a range of securities that, in the aggregate, approximates the full Index in terms of key risk factors and other characteristics. All of the ETF's investments will be selected through the sampling process, and at least 80% of the ETF's assets will be invested in bonds held in the Index. The ETF maintains a dollar-weighted average maturity consistent with that of the Index, which generally ranges between 5 and 10 years and, as of a recent date, was 7.5 years. The primary risks of investing in this underlying ETF are: interest rate risk, income risk, credit risk and index sampling risk.



                                  1 Appendix C

         Appendix C

         Description of Certain Underlying ETFs and Institutional Mutual Funds (continued)




Vanguard(R) FTSE All-World ex-US ETF seeks to track the performance of a benchmark index that measures the investment return of stocks of companies located in developed and emerging markets around the world. The ETF employs a "passive management" -- or indexing-investment approach designed to track the performance of the FTSE(R) All-World ex-US Index, a free-floating-adjusted, market-capitalization-weighted index designed to measure equity market performance of international markets. The Index includes approximately 2,200 stocks of companies located in 47 countries, including both developed and emerging markets. As of a recent date, the largest markets covered in the Index were United Kingdom, Japan, France, Germany, and Switzerland. The ETF typically holds 1,200-1,300 stocks in its target index (covering nearly 95% of the Index's total market capitalization) and a representative sample of approximate the full Index terms of key characteristics. The primary risks of investing in this underlying ETF are: stock market risk and country risk.



Vanguard(R) Growth ETF seeks to track the performance of a benchmark index that measures the investment return of large-capitalization growth stocks. The ETF employs a "passive management" -- or-indexing-investment approach designed to track the performance of the MSCI US Prime Market Growth Index, a broadly diversified index predominantly made up of growth stocks of large U.S. companies. The ETF attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index. The primary risks of investing in this underlying ETF are: stock market risk and investment style risks.



Vanguard(R) Intermediate-Term Bond ETF seeks to track the performance of a market-weighted bond index with an intermediate-term dollar-weighted average maturity. The ETF employs a "passive management" -- or indexing-investment approach designed to track the performance of the Barclays Capital 5-10 Year Government/Credit Index. This Index includes all medium and larger issues of U.S. government investment-grade corporate, and investment-grade international dollar-denominated bonds that have maturities between 5 and 10 years and are publicly issued. The ETF invests by sampling the Index, meaning that it holds a range of securities that, in the aggregate, approximates the full Index in terms of key risk factors and other characteristics. All of the ETF's investments will be selected through the sampling process, and at least 80% of the ETF's assets will be invested in bonds held in the Index. The ETF maintains a dollar-weighted average maturity consistent with that of the Index, which generally ranges between 5 and 10 years and, as of a recent date, was 7.5 years. The primary risks of investing in this underlying ETF are: interest rate risk, income risk, credit risk and index sampling risk.



Vanguard(R) Large-Cap ETF seeks to track the performance of a benchmark index that measures the investment return of large-capitalization stocks. The ETF employs a "passive management" -- or indexing-investment approach designed to track the performance of the MSCI US Prime Market 750 Index, a broadly diversified index predominantly made up of stocks of large U.S. companies. The ETF attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index. The primary risks of investing in this underlying ETF are: stock market risk and investment style risk.



Vanguard(R) Long-Term Bond ETF seeks to track the performance of a market-weighted bond index with a long-term dollar-weighted average maturity. The ETF employs a "passive management" -- or indexing-investment approach designed to track the performance of the Barclays Capital Government/Credit Index. This Index includes all medium and larger issues of U.S. government, investment-grade corporate, and investment-grade international dollar-denominated bonds that have maturities of greater than 10 years and are publicly issued. The ETF invests by sampling the Index, meaning that it holds a range of securities that, in the aggregate, approximates the full Index in terms of key risk factors and other characteristics. All of the ETF's investments will be selected through the sampling process, and at least 80% of the ETF's assets will be invested in bonds held in the Index. The ETF maintains a dollar-weighted average maturity consistent with that of the Index, which generally ranges between 15 and 30 years and, as of a recent date, was 20.1 years. The primary risks of investing in this underlying ETF are: interest rate risk, income risk, credit risk and index sampling risk.


Vanguard(R) Mega Cap 300 ETF seeks to track the performance of a benchmark index that measures

                                  2 Appendix C

         Appendix C

         Description of Certain Underlying ETFs and Institutional Mutual Funds (continued)




the investment return of large-capitalization stocks in the United States. The ETF employs a "passive management" -- or indexing-investment approach designed to track the performance of the Morgan Stanley Capital International(R) (MSCI(R)) US Large-Cap 300 Index, a free-float adjusted, market-capitalization-weighted index designed to measure equity market performance of large-capitalization stocks. The ETF attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index. The primary risks of investing in this underlying ETF are: stock market risk and investment style risk.

Vanguard(R) Mega Cap 300 Value ETF seeks to track the performance of a benchmark index that measures the investment return of large-capitalization stocks in the United States. The ETF employs a "passive management" -- or indexing-investment approach designed to track the performance of the MSCI US Large-Cap Value Index, which represents the value of companies of the MSCI US Large-Cap 300 Index. The index is a free-float adjusted, market-capitalization-weighted index designed to measure equity market performance of large-capitalization value stocks. The ETF attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index. The primary risks of investing in this underlying ETF are: stock market risk and investment style risk.

Vanguard(R) Mega Cap 300 Growth ETF seeks to track the performance of a benchmark index that measures the investment return of large-capitalization stocks in the United States. The ETF employs a "passive management" -- or indexing-investment approach designed to track the performance of the MSCI US Large-Cap Growth Index, which represents the value of companies of the MSCI US Large-Cap 300 Index. The index is a, free-float adjusted, market-capitalization-weighted index designed to measure equity market performance of large-capitalization growth stocks. The ETF attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index. The primary risks of investing in this underlying ETF are: stock market risk and investment style risk.

Vanguard(R) Mid-Cap ETF seeks to track the performance of a benchmark index that measures the investment return of mid-capitalization stocks. The ETF employs a "passive management" -- or indexing-investment approach designed to track the performance of the MSCI US Mid Cap 450 Index, a broadly diversified index of stocks of medium-size U.S. companies. The ETF attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the index, holding each stock in approximately the same proportion as its weighting in the Index. The primary risks of investing in this underlying ETF are: stock market risk and investment style risk.

Vanguard(R) Mid-Cap Growth seeks to track the performance of a benchmark index that measures the investment return of mid-capitalization growth stocks. The ETF employs a "passive management" -- or indexing-investment approach designed to track the performance of the MSCI US Mid Cap Growth Index, a broadly diversified index of stocks of medium-size U.S. companies. The ETF attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the index, holding each stock in approximately the same proportion as its weighting in the Index. The primary risks of investing in this underlying ETF are: stock market risk and investment style risk.

Vanguard(R) Mid-Cap Value seeks to track the performance of a benchmark index that measures the investment return of mid-capitalization value stocks. The ETF employs a "passive management" -- or indexing-investment approach designed to track the performance of the MSCI US Mid Cap Value Index, a broadly diversified index of stocks of medium-size U.S. companies. The ETF attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the index, holding each stock in approximately the same proportion as its weighting in the Index. The primary risks of investing in this underlying ETF are: stock market risk and investment style risk.

Vanguard(R) Pacific ETF seeks to track the performance of a benchmark index that measures the investment return of stocks issued by companies located in the major markets of the Pacific region. The ETF employs a "passive management" -- or indexing-investment

                                  3 Appendix C

         Appendix C

         Description of Certain Underlying ETFs and Institutional Mutual Funds (continued)




approach by investing all, or substantially all, of its assets in the common stocks included in the MSCI Pacific Index. The MSCI Pacific Index consists of approximately 562 common stocks of companies located Japan, Australia, Hong Kong, and Singapore (As of a recent date the largest markets in the Index were Japan and Australia. The primary risks of investing in this underlying ETF are: stock market risk, country risk, regional risk and currency risk.


Vanguard(R) Short-Term Bond ETF seeks to track the performance of a market-weighted bond index with a short-term dollar weighted average maturity. The ETF employs a "passive management" -- or indexing-investment approach designed to track the performance of the Barclays Capital 1-5 Year Government/Credit Index. This Index includes all medium and larger issues of U.S. government investment-grade corporate, and investment grade international dollar-denominated bonds, that have maturities between 1 and 5 years and are publicly issued. The ETF invests by sampling the Index, meaning that it holds a range of securities that, in the aggregate, approximates the full index in terms of key risk factors and other characteristics. All of the ETF's investments will be selected through the sampling process, and at least 80% of the ETF's assets will be invested in bonds held in the Index. Under normal circumstances, the ETF's dollar-weighted average maturity is not expected to exceed 3 years. The ETF maintains a dollar-weighted average maturity consistent with that of the Index, which generally does not exceed 3 years, and as of a recent date was 2.7 years. The primary risks of investing in this underlying ETF are: interest rate risk, income risk and credit risk.


Vanguard(R) Small-Cap ETF seeks to track the performance of a benchmark index that measures the investment return of small-capitalization stocks. The ETF employs a "passive management" -- or indexing-investment approach designed to track the performance of the MSCI US Small Cap 1750 Index, a broadly diversified index of stocks of smaller U.S. companies. The ETF attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the index. The primary risks of investing in this underlying ETF are: stock market risk and investment style risk.

Vanguard(R) Small-Cap Growth ETF seeks to track the performance of a benchmark index that measures the investment return of small-capitalization growth stocks. The ETF employs a "passive management" -- or indexing-investment approach designed to track the performance of the MSCI US Small Cap Growth Index, a broadly diversified index of stocks of smaller U.S. companies. The ETF attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the index. The primary risks of investing in this underlying ETF are: stock market risk and investment style risk.

Vanguard(R) Small-Cap Value ETF seeks to track the performance of a benchmark index that measures the investment return of small-capitalization growth stocks. The ETF employs a "passive management" -- indexing-investment approach designed to track the performance of the MSCI US Small Cap Value Index, a broadly diversified index of stocks of smaller U.S. companies. The ETF attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the index. The primary risks of investing in this underlying ETF are: stock market risk and investment style risk.




Vanguard(R) Total Bond Market ETF seeks to track the performance of a broad, market-weighted bond index. The ETF employs a "passive management" -- or indexing-investment approach designed to track the performance of the Barclays Capital U.S. Aggregate Index. This Index measures a wide spectrum of public, investment-grade, taxable, fixed income securities in the United
States -- including government, corporate, and international dollar-denominated bonds, as well as mortgage-backed and asset-backed securities-all with maturities of more than 1 year. The primary risks of investing in this underlying ETF are stock market risk and investment style risk.



Vanguard(R) Total Stock Market ETF seeks to track the performance of a benchmark index that measures the investment return of the overall stock market. The ETF employs a "passive management" -- or indexing-investment approach designed to track the performance of the Morgan Stanley Capital International U.S. Broad Market Index, which represents 99.5% or more of the total market capitalization of all the U.S. common stocks regularly traded on the New York and American Stock Exchanges and the Nasdaq over-the-counter market. The ETF typically holds 1,200 -1,300 of the


                                  4 Appendix C

         Appendix C

         Description of Certain Underlying ETFs and Institutional Mutual Funds (continued)





stocks in its target index (covering nearly 95% of the Index's total market capitalization) and a representative sample of the remaining stocks. The ETF holds a broadly diversified collection of securities that, in the aggregate, approximates the full Index in terms of key characteristics. These key characteristics include industry weightings and market capitalization, as well as certain financial measures, such as price/earnings ratio and dividend yield. The primary risks of investing in this underlying ETF are: stock market risk and investment style risk.


Vanguard(R) Value ETF seeks to track the performance of a benchmark index that measures the investment return of large-capitalization value stocks. The ETF employs a "passive management" -- or indexing-investment approach designed to track the performance of the MSCI US Prime Market Value Index, a broadly diversified index predominantly made up of value stocks of large U.S. companies. The ETF attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index. The primary risks of investing in this underlying ETF are: stock market risk and investment style risk.


UNDERLYING DFA INSTITUTIONAL MUTUAL FUNDS:

DFA International Small Cap Value Portfolio ("Portfolio") seeks long-term capital appreciation. The Portfolio pursues its objective by investing in value stocks of small non-U.S. companies using a market capitalization weighted approach in each applicable country. Securities are considered value stocks primarily because a company's shares have a high book value in relation to their market value. In assessing value, additional factors such as price to cash flow or price to earning ratios may be considered, as well as economic conditions and developments in the issuer's industry. The criteria for assessing value are subject to change from time to time. The Portfolio currently invests in companies in Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and United Kingdom. The primary risks of investing in this underlying institutional mutual fund are market risk, foreign securities and currencies risk and smaller companies risk.

DFA International Value Portfolio ("Portfolio") seeks long-term capital appreciation. The Portfolio invests all of its assets in The DFA International Value Series (the "International Value Series") of The DFA Investment Trust Company, which has the same investment objective and policies as the Portfolio. The International Value Series pursues its objective by investing in value stocks of large non-U.S. companies using a market capitalization weighted approach in each applicable country. Securities are considered value stocks primarily because a company's shares have a high book value in relation to their market value. In assessing value, additional factors such as price to cash flow or price to earning ratios may be considered, as well as economic conditions and developments in the issuer's industry. The criteria for assessing value are subject to change from time to time. The Portfolio currently invests in companies in Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and United Kingdom. The primary risks of investing in this underlying institutional mutual fund are market risk and foreign securities and currencies risk.

Emerging Markets Value Portfolio ("Portfolio") seeks long-term capital appreciation. The Portfolio invests all of its assets in Dimensional Emerging Markets Value Fund Inc. (the "Emerging Market Value Fund"), which has the same investment objective and policies as the Portfolio. The Emerging Markets Value Fund pursues its objective by investing in emerging markets equity securities across all market capitalizations and specifically those that DFA deems to be value stocks at the time of purchase. Securities are considered value stocks primarily because a company's shares have a high book value in relation to their market value. In assessing value, additional factors such as price to cash flow or price to earning ratios may be considered, as well as economic conditions and developments in the issuer's industry. The criteria for assessing value are subject to change from time to time. In determining what countries are eligible markets, DFA will consider, among other things, information disseminated by the International Finance Corporation, International Bank for Reconstruction and Development, FTSE International, and others in determining and approving countries that have emerging markets. The Portfolio currently invests in companies in Brazil, Chile, China, the Czech Republic, Hungary, India, Indonesia, Israel, Malaysia, Mexico,

                                  5 Appendix C

         Appendix C

         Description of Certain Underlying ETFs and Institutional Mutual Funds (continued)




Philippines, Poland, South Africa, South Korea, Taiwan, Thailand, and Turkey. The primary risks of investing in this underlying institutional mutual fund are market risk, foreign securities and currencies risk, smaller companies risk and emerging markets risk.

Large Cap International Portfolio ("Portfolio") seeks long-term capital appreciation. The Portfolio pursues its objective by investing in the stocks of large non-U.S. companies using a market capitalization weighted approach in each applicable country. Company size is measured on a country- or region-specific basis and based primarily on the market capitalization of operating companies traded on selected exchanges. The minimum market capitalization threshold varies by country or region and will change due to market conditions. The Portfolio currently invests in companies in Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and United Kingdom. The primary risks of investing in this underlying institutional mutual fund are market risk and foreign securities and currencies risk.


U.S. Large Company Portfolio ("Portfolio") seeks to approximate the total investment return of the S&P 500 Index. The Portfolio invests all of its assets in The U.S. Large Company Series (the "U.S. Large Company Series") of The DFA Investment Trust Company, which has the same investment objective and policies as the Portfolio. The U.S. Large Company Series intends to invest all of the stocks that comprise the S&P 500 Index in approximately the proportions they are represented in the S&P 500 Index. Generally, these are the U.S. stocks with the largest market capitalizations and, as a group, represent approximately 70% of the total market capitalization of all publicly traded U.S. stocks. The primary risk of investing in this underlying institutional mutual fund is market risk.


U.S. Targeted Value Portfolio ("Portfolio") seeks long-term capital appreciation. The Portfolio pursues its objective by investing directly in value stocks of small and mid cap companies traded on a principal U.S. exchange or on the over-the-counter market using a market capitalization weighted approach. Securities are considered value stocks primarily because a company's shares have a high book value in relation to their market value. In assessing value, additional factors such as price to cash flow or price to earning ratios may be considered, as well as economic conditions and developments in the issuer's industry. The criteria for assessing value are subject to change from time to time. The primary risks of investing in this underlying institutional mutual fund are market risk and smaller companies risk.


                                  6 Appendix C

                            TRANSAMERICA SERIES TRUST
                            www.transamericafunds.com


ADDITIONAL INFORMATION ABOUT THESE PORTFOLIOS IS CONTAINED IN THE TRUST'S ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS AND IN THE STATEMENT OF ADDITIONAL INFORMATION ("SAI"), DATED MAY 1, 2009, WHICH IS INCORPORATED BY REFERENCE INTO THIS PROSPECTUS. IN THE TRUST'S ANNUAL REPORTS, YOU WILL FIND A DISCUSSION OF THE MARKET CONDITIONS AND INVESTMENT STRATEGIES THAT SIGNIFICANTLY AFFECTED THE TRUST'S PERFORMANCE DURING THE LAST FISCAL YEAR.


YOU MAY ALSO CALL 1-800-851-9777 TO REQUEST THIS ADDITIONAL INFORMATION ABOUT THE TRUST WITHOUT CHARGE OR TO MAKE SHAREHOLDER INQUIRIES.

OTHER INFORMATION ABOUT THESE PORTFOLIOS HAS BEEN FILED WITH AND IS AVAILABLE FROM THE U.S. SECURITIES AND EXCHANGE COMMISSION ("SEC"). INFORMATION ABOUT THE TRUST (INCLUDING THE SAI) CAN BE REVIEWED AND COPIED AT THE SEC'S PUBLIC REFERENCE ROOM IN WASHINGTON, D.C. INFORMATION ON THE OPERATION OF THE PUBLIC REFERENCE ROOM MAY BE OBTAINED BY CALLING THE SEC AT 202-551-8090. INFORMATION MAY BE OBTAINED, UPON PAYMENT OF A DUPLICATING FEE BY, WRITING THE PUBLIC REFERENCE SECTION OF THE SEC, WASHINGTON, D.C. 20549-6009, OR BY ELECTRONIC REQUEST AT PUBLICINFO@SEC.GOV.

REPORTS AND OTHER INFORMATION ABOUT THE TRUST ARE ALSO AVAILABLE ON THE SEC'S INTERNET SITE AT HTTP://WWW.SEC.GOV. (TRANSAMERICA SERIES TRUST FILE NO. 811-04419.)

FOR MORE INFORMATION ABOUT THESE PORTFOLIOS, YOU MAY OBTAIN A COPY OF THE SAI OR THE ANNUAL OR SEMI-ANNUAL REPORTS WITHOUT CHARGE, OR TO MAKE OTHER INQUIRIES ABOUT THIS TRUST, CALL THE NUMBER LISTED ABOVE.

(TRANSAMERICA SERIES TRUST FILE NO. 811-04419.)

                                                                      PROSPECTUS

                                                                    TRANSAMERICA
                                                                    SERIES TRUST


                                                                     May 1, 2009





AS WITH ALL FUND PROSPECTUSES, THE SECURITIES AND EXCHANGE
                         COMMISSION ("SEC")

         HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR
      PASSED UPON THE ADEQUACY OR ACCURACY OF THIS PROSPECTUS.
      ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

         Table of Contents




------------------------------------------------------- TRANSAMERICA SERIES TRUST

Information about each               i     Investor Information
  portfolio you
should know before                         INDIVIDUAL PORTFOLIO DESCRIPTION
  investing.
                                TFGC-1     Transamerica Foxhall Global Conservative VP
                              TFEMPR-1     Transamerica Foxhall Emerging Markets/Pacific
                                           Rim VP
                                TFGG-1     Transamerica Foxhall Global Growth VP
                               TFGHA-1     Transamerica Foxhall Global Hard Asset VP
                                 THB-1     Transamerica Hanlon Balanced VP
                                 THG-1     Transamerica Hanlon Growth VP
                                THGI-1     Transamerica Hanlon Growth and Income VP
                                THMI-1     Transamerica Hanlon Managed Income VP

------------------------------------------------------- ADDITIONAL INFORMATION ALL
  PORTFOLIOS

Additional information               1     Management
regarding Transamerica               1     Other Information
Series Trust
  portfolios.


------------------------------------------------------- FOR MORE INFORMATION

Where to learn more         Appendix A     More on Strategies and Risks
about each portfolio.       Back Cover

Investor Information



(GLOBE ICON)
OVERVIEW
----------------------------------------

Transamerica Series Trust ("Trust" or "TST") currently offers several investment portfolios, including Transamerica Foxhall Global Conservative VP, Transamerica Foxhall Emerging Markets/Pacific Rim VP, Transamerica Foxhall Global Growth VP, Transamerica Foxhall Global Hard Asset VP, Transamerica Hanlon Balanced VP, Transamerica Hanlon Growth VP, Transamerica Hanlon Growth and Income VP, and Transamerica Hanlon Managed Income VP. The Trust is an open-end management investment company, more commonly known as a mutual fund.


Shares of the portfolios are currently intended to be sold to separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York and Monumental Life Insurance Company to fund the benefits under certain individual flexible premium variable life insurance policies and individual and group variable annuity contracts. Shares of these portfolios may be made available to other insurance companies and their separate accounts in the future.


INVESTMENT CONSIDERATIONS
- Each portfolio has its own investment strategy and risk profile. A portfolio's investment objective may change without investor approval.


- Each portfolio uses a tactical asset allocation strategy. This involves the sub-adviser making active allocations into and out of the market in an attempt to take advantage of short-term market opportunities and strategic, long-term opportunities.


- No single portfolio should be a complete investment program; consider diversifying your portfolio choices.

- You should evaluate each portfolio in relation to your personal financial situation, investment goals, and comfort with risk. Your investment representative can help you determine which portfolios are right for you.

RISKS
- There can be no assurance that any portfolio will achieve its investment goal or objective.


- If a portfolio's tactical asset allocation strategy does not work as intended, the portfolio may not achieve its objective.


- Because you could lose money by investing in a portfolio, take the time to read each portfolio description and consider all risks before investing.

- All securities markets, interest rates, and currency valuations move up and down, sometimes dramatically, and mixed with the good years can be bad years. Since no one can predict exactly how financial markets will perform, you may want to exercise patience and focus not on short-term market movements, but on your LONG-TERM investment goals.

- Portfolio shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Portfolio shares involve investment risks, including the possible loss of principal.

- Past performance does not necessarily indicate future results.

More detailed information about each portfolio, its investment policies, and its particular risks can be found below and in the Statement of Additional Information ("SAI").


TO HELP YOU UNDERSTAND . . .



In this prospectus, you will see the symbols below.



These are "icons" which serve as tools to direct you to the type of information that is included in the accompanying paragraphs.



The icons are for your convenience and to assist you as you read this prospectus.



    The target directs you to a portfolio's goal or objective.

(BULLSEYE ICON)


    The chess piece indicates discussion about a portfolio's key strategies.

(CHESS PIECE ICON)




    The stoplight indicates the key risks of investing in a portfolio.

(STOPLIGHT ICON)


    The graph indicates investment performance.

(GRAPH ICON)




    The briefcase provides information about portfolio management.

(BRIEFCASE ICON)

(MONEY ICON)


    The money sign provides financial information about a portfolio.

PLEASE NOTE: THE NAMES, INVESTMENT OBJECTIVES, AND POLICIES OF CERTAIN PORTFOLIOS MAY BE SIMILAR TO THE NAMES, INVESTMENT OBJECTIVES AND POLICIES OF OTHER PORTFOLIOS/FUNDS THAT ARE MANAGED BY THE SAME SUB-ADVISER. THE INVESTMENT RESULTS OF THE TRUST'S PORTFOLIOS MAY BE HIGHER OR LOWER THAN THE RESULTS OF THOSE PORTFOLIOS/FUNDS. THERE IS NO ASSURANCE, AND NO REPRESENTATION MADE, THAT THE INVESTMENT RESULTS OF ANY OF THE TRUST'S PORTFOLIOS WILL BE COMPARABLE TO ANY OTHER PORTFOLIO/FUND.

(FOXHALL LOGO) Transamerica Foxhall Global Conservative VP



(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks modest growth and preservation of capital.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------


The portfolio seeks to achieve its objective by investing primarily in a diversified combination of underlying exchange traded funds ("ETFs") and money market mutual funds (ETFs and money market mutual funds, collectively the "underlying funds").


In seeking to achieve its investment objective, the portfolio follows the following investment strategies:

 - The portfolio's sub-adviser, Foxhall Capital Management, Inc. ("Foxhall" or sub-adviser), seeks to identify and follow long-term market trends and maintain flexibility to shift its allocation to more conservative investments when it believes markets are receding. Foxhall seeks to invest the portfolio in expanding global stock markets while controlling portfolio risk by exiting markets during recessionary trends.


 - When, based on certain technical market indicators, Foxhall believes the markets are in a long-term uptrend, the portfolio will invest approximately 75% of its net assets in ETFs representing debt securities of various maturities and credit quality, of companies and governments worldwide, commodities, foreign or U.S. currency and money market instruments, and approximately 25% of its net assets in ETFs representing stocks in companies all over the world, commodities, and foreign or U.S. currencies.



 - The portfolio management process is tactical and active. Foxhall regularly reviews the portfolio's composition and makes changes to favor investments that its research indicates will provide the most favorable opportunity to achieve the portfolio's objective. Foxhall may adjust the portfolio's allocation between and among asset classes at any time and may therefore hold some positions for a relatively short period of time.



 - If, based on several technical market indicators, Foxhall believes the markets are in a downtrend, the portfolio will shift assets out of stock-based ETFs and into fixed-income ETFs and/or money market mutual funds.



Foxhall has established internal guidelines for diversification of the fixed-income and equity components of its allocations. The fixed-income allocation is made up of one segment (bonds), while the equity allocation is comprised of three equity segments (developed markets, emerging markets and hard assets (such as real estate, precious metals and natural resources)).



Foxhall's money management process includes shifting into a defensive investment profile if global stock and bond markets indicate that they are weakening or reflecting recession. The "defensive profile" is primarily ETFs with U.S. Treasury securities as the underlying securities and/or money market mutual funds. As market weakness becomes apparent over time, Foxhall will choose to invest a greater portion of the portfolio in U.S. Treasury securities. When Foxhall shifts to the defensive investment profile, different factors could affect the portfolio's performance and the portfolio may not achieve its investment objective.



Securities selection is based primarily on the relative strength of the securities. The portfolio will invest primarily in underlying funds, but may also invest directly in individual stocks, bonds, money market instruments, American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs"). The portfolio will invest, directly or indirectly, in securities that are tied economically to a number of countries throughout the world and may invest more than 25% of its assets in one country.



It is expected that the portfolio will hold approximately twenty-two ETFs during a long-term market uptrend and fewer underlying funds in a market downtrend. It is not possible to predict the extent to which the portfolio will be invested in any particular underlying fund at any time.



The sub-adviser may change the portfolio's asset allocations and underlying funds at any time without investor approval.



As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying funds.



Please see Appendix A for more information about investment strategies.



                                       TST
               TFGC-1 Transamerica Foxhall Global Conservative VP

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------


Risk is inherent in all investing. The value of your investment in the portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the portfolio or your investment may not perform as well as other similar investments. The portfolio is subject to the following primary investment risks, which mainly derive from the risks of the underlying funds in which it invests (each underlying fund is not necessarily subject to each risk listed below), as well as other risks described in Appendix A:



MARKET


The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. If the market prices of the securities owned by the portfolio fall, the value of your investment in the portfolio will decline. The value of a security may fall due to factors affecting securities markets generally or a particular sector of the securities markets or factors affecting particular industries or issuers. The equity and debt capital markets in the United States and internationally have experienced unprecedented volatility. This financial crisis has caused a significant decline in the value and liquidity of many securities. This environment could make identifying investment risks and opportunities especially difficult. These market conditions may continue or get worse. Changes in market conditions will not have the same impact on all types of securities.



TACTICAL ASSET ALLOCATION


The portfolio's tactical asset management discipline may not work as intended. The portfolio may not achieve its objective and may not perform as well as other funds using asset management styles, including those based on fundamental analysis or strategic asset allocation. The sub-adviser's evaluations and assumptions in selecting underlying funds or individual securities may be incorrect in view of actual market conditions, and may result in owning securities that under perform other securities.



The management process might also result in the portfolio having exposure to asset classes, countries or regions, or industries or groups of industries that underperform other management styles. In addition, the portfolio's risk profile with respect to particular asset classes, countries and regions, and industries may change at any time based on the sub-adviser's allocation decisions.


ACTIVE TRADING
The sub-adviser may engage in active and frequent trading and, under appropriate circumstances, may purchase or sell securities without regard to the length of time held. A high portfolio turnover rate may increase transaction costs, which may negatively impact the portfolio's performance.


UNDERLYING FUNDS


Because the portfolio invests its assets primarily in underlying funds, its ability to achieve its investment objective depends largely on the performance of the underlying funds in which it invests. There can be no assurance that the investment objective of any underlying fund will be achieved. The portfolio is indirectly subject to all of the risks associated with an investment in the underlying funds. In addition, the portfolio will indirectly bear a pro rata portion of the operating expenses of the underlying funds in which it invests, and it is subject to business and regulatory developments affecting the underlying funds.


EXCHANGE TRADED FUNDS
ETFs are pooled investment vehicles, such as registered investment companies and grantor trusts, whose shares are listed and traded on U.S. stock exchanges or otherwise traded in the over-the-counter market. ETFs typically seek to track an index, a commodity or a basket of assets like an index fund, but trade like a stock on an exchange. An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up and down, and the portfolio could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of an ETF's shares may be above or below the shares' net asset value; (ii) an active trading market for an ETF's share may not develop or be maintained; or (iii) trading of an ETF's share may be halted if the listing exchange's officials deem such action appropriate, the shares are delisted from the exchange or the activation of market-wide "circuit

                                       TST
               TFGC-2 Transamerica Foxhall Global Conservative VP breakers" (which are tied to large decreases in stock prices) halts stock trading generally.


MONEY MARKET FUNDS


An investment in a money market fund is not a bank deposit, and is not insured or guaranteed by the Federal Deposit Insurance Corporation ("FDIC") or any other government agency. Although money market funds seek to maintain a stable net asset value of $1.00 per share, it is possible to lose money by investing in a money market fund.


STOCKS

Stocks may be volatile -- their prices may go up and down dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, the securities market as a whole or the overall economy. Because the stocks the portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.


VALUE INVESTING
The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that stock considered to be undervalued may actually be appropriately priced. The portfolio may underperform other equity portfolios that use different investing styles. The portfolio may also underperform other equity portfolios using the value style.

GROWTH STOCKS

Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.


FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - market risk: fluctuations in market value

 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down. The longer the maturity or duration, the more sensitive the value of a fixed-income security is to fluctuations in interest rates

 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes

 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines The portfolio may incur expenses to protect the portfolio's interest in securities experiencing these events. If the portfolio invests in securities that are subordinated to other securities, or which represent interests in pools of such subordinated securities, those investments may be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer.


If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.


                                       TST
               TFGC-3 Transamerica Foxhall Global Conservative VP

FOREIGN SECURITIES
Investments in foreign securities, including ADRs, GDRs, and EDRs, involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - different accounting and reporting practices
 - less information available to the public
 - less (or different) regulation of securities markets
 - more complex business negotiations
 - less liquidity
 - more fluctuations in prices
 - delays in settling foreign securities transactions
 - higher costs for holding shares (custodial fees)
 - higher transaction costs
 - vulnerability to seizure and taxes

 - political or financial instability and small markets

 - different market trading days


CURRENCY RISK


When the portfolio invests in securities denominated in foreign currencies, it is subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, the portfolio's investments in foreign currency denominated securities may reduce the returns of the portfolio.


EMERGING MARKETS

Investing in the securities of issuers located in or principally doing business in emerging markets bears foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.


HARD ASSETS

The portfolio is subject to risks associated with investing indirectly in hard assets, including real estate, precious metals and natural resources, and can be significantly affected by events relating to these industries, including international political and economic developments, inflation, and other factors. The portfolio's indirect investments in hard assets may experience substantial price fluctuations as a result of these factors, and may move independently of the trends of industrialized companies.


COMMODITIES

Investing in ETFs that invest in commodities may subject the portfolio to greater volatility than investments in traditional securities. The value of commodities and commodity contracts are affected by a variety of factors, including global supply and demand, changes in interest rates, commodity index volatility, and factors affecting a particular industry or commodity, such as drought, floods, weather livestock disease, embargoes, government regulation, tariffs and taxes, world events and economic, political and regulatory developments. The portfolio's ability to invest in ETFs that invest in a commodities market may be significantly limited by the federal income tax rules applicable to regulated investment companies.



PLEASE ALSO SEE THE PORTFOLIO'S WEBSITE AT WWW.TRANSAMERICAFUNDS.COM (SELECT TRANSAMERICA VARIABLE PORTFOLIO) FOR MORE INFORMATION ABOUT THE PORTFOLIO.


YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.


To the extent authorized by law, Transamerica Series Trust and each of the portfolios reserves the right to discontinue offering shares at any time or to cease operating entirely.


LIMITATIONS ON INVESTING IN OTHER INVESTMENT COMPANIES

The Investment Company Act of 1940 ("1940 Act") restricts investments by registered investment companies, such as the portfolio, in the securities of other investment companies, including mutual funds and certain ETFs. However, pursuant to exemptive orders issued by the U.S. Securities and Exchange


                                       TST
               TFGC-4 Transamerica Foxhall Global Conservative VP

Commission to certain ETFs, the portfolio is permitted to invest in these ETFs beyond the limitations set forth in the 1940 Act, subject to certain terms and conditions set forth in the exemptive orders. The portfolio may be prevented from fully allocating assets to an ETF or mutual fund due to these limitations.


DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

No performance is shown for the portfolio as it had not commenced operations prior to the date of this prospectus. Performance information for the portfolio will appear in a future version of this prospectus once the portfolio has a full calendar year of performance information to report to investors.

(MONEY ICON)
EXPENSES
----------------------------------------


When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. These figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts. The table below sets forth the estimated fees and expenses you may pay if you invest in the portfolio's shares. Actual expenses may vary significantly.



FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets


                                     CLASS OF SHARES
                                   INITIAL     SERVICE
------------------------------------------------------
Management fees                      0.90%       0.90%
Rule 12b-1 fees                      0.00%(b)    0.25%
Other expenses                       0.07%       0.07%
Acquired fund fees and expenses
  (fees and expenses of
  underlying funds)                  0.30%       0.30%
                                   -------------------
TOTAL                                1.27%       1.52%
Expense reduction(c)                 0.00%       0.00%
                                   -------------------
NET OPERATING EXPENSES               1.27%       1.52%
------------------------------------------------------




(a)  Annual portfolio operating expenses are based on estimates.

(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. Under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2010. The Board of Trustees reserves the right to cause such fees to be paid after that date.


(c) Contractual arrangements with Transamerica Asset Management, Inc. ("TAM"), through April 30, 2010 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees, certain extraordinary expenses and acquired (i.e., underlying) funds' fees and expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00% of average daily net assets, excluding 12b-1 fees, acquired (i.e., underlying) funds' fees and expenses and certain extraordinary expenses. Additional information concerning the fee waiver is discussed in the SAI.


EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It shows the cumulative expenses you would pay if you invested $10,000, reinvested all distributions and dividends without a sales charge, and held your shares for the periods shown and then redeem all of your shares at the end of those periods, with a 5% annual return (this assumption is required by the SEC and is not a prediction of the portfolio's future performance) and portfolio operating expenses remaining the same. Because actual returns and expenses will be different, the example is for comparison only.



                                       TST
               TFGC-5 Transamerica Foxhall Global Conservative VP

The example does not include any fees or charges which are, or may be, imposed under the policies or the annuity contracts.


SHARE CLASS                         1 YEAR   3 YEARS
----------------------------------------------------
Initial Class                        $129      $435
Service Class                        $155      $480
----------------------------------------------------





(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM") 570 Carillon Parkway St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.90% of the first $500 million; 0.875% over $500 million up to $1 billion; and 0.85% in excess of $1 billion.

SUB-ADVISER: Foxhall Capital Management, Inc. ("Foxhall") 1613 Duke Street Alexandria, VA 22314

SUB-ADVISORY FEE: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.45% of the first $500 million; 0.425% over $500 million up to $1 billion; and 0.40% in excess of $1 billion.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements will be available in the Trust's semi-annual report for the fiscal period ending June 30, 2009.

PORTFOLIO MANAGERS:


PAUL DIETRICH has been Chairman, CEO & Co-CIO of Foxhall since 1999. Mr. Dietrich is also CEO of Eton Court Asset Management, Ltd. from 1999 to present. He has been CEO of Foundation Management, Inc. (fund administrator/consultant) from 1984 to present. He holds a B.A. from Webster University, St. Louis, Missouri, a B.A. from University of Missouri Law School and a J.D. from Northern Virginia Law School.



DAVID H. MORTON has been Chief Research Officer and Co-CIO of Foxhall since 2006. He has been a Managing Partner of AdvisorGuide from 1999 to present. Mr. Morton was a Registered Representative with AIG Royal Alliance Associate, Inc. from 1989 to 2004, and President of David H. Morton, Ltd. from 1984 to 2005. He holds a B.A. from the University of Florida.



DAVID SADE is Assistant Portfolio Manager of the portfolio. Prior to joining Foxhall, Mr. Sade had financial services experience with Citi Smith Barney as a Financial Advisor. Mr. Sade graduated from Wake Forest University in 2006 with a B.S. in finance. He has the Series 7 and Series 66 licenses.


The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the portfolio.

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

Financial Highlights for the portfolio are not included in this prospectus because the portfolio had not commenced operations prior to the date of this prospectus.


                                       TST
               TFGC-6 Transamerica Foxhall Global Conservative VP

(FOXHALL LOGO) Transamerica Foxhall  Emerging Markets/Pacific Rim VP




(BULLSEYE ICON)
OBJECTIVE
----------------------------------------


This portfolio seeks long-term growth of capital.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------


The portfolio seeks to achieve its objective by investing primarily in a diversified combination of underlying exchange traded funds ("ETFs") and money market mutual funds, (ETFs and money market mutual funds, collectively the "underlying funds").


In seeking to achieve its investment objective, the portfolio follows the following investment strategies:


 - The portfolio's sub-adviser, Foxhall Capital Management, Inc. ("Foxhall" or sub-adviser), seeks to identify and follow long-term market trends and maintain flexibility to shift its allocation to more conservative investments when it believes markets are receding. Foxhall seeks to invest the portfolio in expanding global stock markets while controlling portfolio risk by exiting the market during recessionary trends.



 - When, based on certain technical market indicators, Foxhall believes the markets are in a long-term uptrend, the portfolio will invest at least 80% of its net assets in ETFs that provide exposure to equity, fixed-income, currency or physical commodities that are economically tied to emerging markets or the Pacific Rim and meeting one or more of the following criteria:



 - principal securities trading in the securities market of an emerging market or a Pacific Rim country



 - significant share of their total revenue from either goods or services produced or sales made in emerging markets or a Pacific Rim country



 - significant portion of their assets in emerging markets or a Pacific Rim country



 - organized under the laws of, or with principal offices in, an emerging market or Pacific Rim country



 - The portfolio management process is tactical and active. Foxhall regularly reviews the portfolio's composition and makes changes to favor investments that its research indicates will provide the most favorable opportunity to achieve the portfolio's objective. Foxhall may adjust the portfolio's allocation between and among asset classes at any time and may therefore hold some positions for a relatively short period of time.


Countries that are considered emerging markets include but are not limited to the following:

Brazil    China    South Africa
Russia    India    South Korea


Countries that are considered Pacific Rim countries include but are not limited to the following:

Taiwan      Japan        Singapore
Malaysia    Hong Kong    New Zealand



 - If, based on several technical market indicators, Foxhall believes the markets are in a downtrend, the portfolio will shift assets out of stock-based ETFs and into fixed-income ETFs and/or money market mutual funds.



Foxhall's money management process includes shifting into a defensive investment profile if global stock and bond markets indicate that they are weakening or reflecting recession. The "defensive profile" is primarily ETFs with U.S. Treasury securities as the underlying securities and/or money market mutual funds. As market weakness becomes apparent over time, Foxhall will choose to invest a greater portion of the portfolio in U.S. Treasury securities. When Foxhall shifts to the defensive investment profile, different factors could affect the portfolio's performance and the portfolio may not achieve its investment objective.



Securities selection is based primarily on the relative strength of the securities. The portfolio will invest primarily in underlying funds, but may also invest directly in individual stocks, bonds, money market instruments, American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs"). The portfolio will invest, directly or indirectly, in securities that are tied economically to a number of countries throughout the world and may invest more than 25% of its assets in one country.



The portfolio will normally be invested in at least six ETFs during a long-term market uptrend from the Foxhall Emerging Markets/Pacific Rim market segment. It will generally hold fewer in a market downtrend. Foxhall's Emerging Markets/Pacific Rim


                                       TST
          TFEMPR-1 Transamerica Foxhall Emerging Markets/Pacific Rim VP includes all emerging market countries and the Pacific Rim countries whether they are considered emerging or developed. Examples include but are not limited to Russia, New Zealand, Australia, Malaysia, Taiwan, South Korea, China, Japan, India, Mexico, Brazil and South Africa. It is not possible to predict the extent to which the portfolio will be invested in any particular underlying fund at any time.



The sub-adviser may change the portfolio's asset allocations and underlying funds at any time without investor approval.



As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying funds.



Please see Appendix A for more information about investment strategies.


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------


Risk is inherent in all investing. The value of your investment in the portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the portfolio or your investment may not perform as well as other similar investments. The portfolio is subject to the following primary investment risks, which mainly derive from the risks of the underlying funds in which it invests (each underlying fund is not necessarily subject to each risk listed below), as well as other risks described in Appendix A:



MARKET


The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. If the market prices of the securities owned by the portfolio fall, the value of your investment in the portfolio will decline. The value of a security may fall due to factors affecting securities markets generally or a particular sector of the securities markets or factors affecting particular industries or issuers. The equity and debt capital markets in the United States and internationally have experienced unprecedented volatility. This financial crisis has caused a significant decline in the value and liquidity of many securities. This environment could make identifying investment risks and opportunities especially difficult. These market conditions may continue or get worse. Changes in market conditions will not have the same impact on all types of securities.



TACTICAL ASSET ALLOCATION


The portfolio's tactical asset management discipline may not work as intended. The portfolio may not achieve its objective and may not perform as well as other funds using asset management styles including those based on fundamental analysis or strategic asset allocation. The sub-adviser's evaluations and assumptions in selecting underlying funds or individual securities may be incorrect in view of actual market conditions, and may result in owning securities that under perform other securities.



The management process might also result in the portfolio having exposure to asset classes, countries or regions, or industries or groups of industries that underperform other management styles. In addition, the portfolio's risk profile with respect to particular asset classes, countries and regions, and industries may change at any time based on the sub-adviser's allocation decisions.


ACTIVE TRADING
The sub-adviser may engage in active and frequent trading and, under appropriate circumstances, may purchase or sell securities without regard to the length of time held. A high portfolio turnover rate may increase transaction costs, which may negatively impact the portfolio's performance.


UNDERLYING FUNDS


Because the portfolio invests its assets primarily in various underlying funds, its ability to achieve its investment objective depends largely on the performance of the underlying funds in which it invests. There can be no assurance that the investment objective of any underlying fund will be achieved. The portfolio is indirectly subject to all of the risks associated with an investment in the underlying funds as described in this prospectus. In addition, the portfolio will indirectly bear a pro rata portion of the operating expenses of the underlying funds in which it invests, and it is subject to business and regulatory developments affecting the underlying funds.


EXCHANGE TRADED FUNDS
ETFs are pooled investment vehicles, such as registered investment companies and grantor trusts, whose shares are listed and traded on U.S. stock exchanges or otherwise traded in the over-the-counter market. ETFs typically seek to track an index, a commodity or a basket of assets like an index fund, but trade like a stock on an exchange. An investment

                                       TST
          TFEMPR-2 Transamerica Foxhall Emerging Markets/Pacific Rim VP in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up and down, and the portfolio could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of an ETF's shares may be above or below the shares' net asset value; (ii) an active trading market for an ETF's share may not develop or be maintained; or (iii) trading of an ETF's share may be halted if the listing exchange's officials deem such action appropriate, the shares are delisted from the exchange or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.


MONEY MARKET FUNDS




An investment in a money market fund is not a bank deposit, and is not insured or guaranteed by the FDIC or any other government agency. Although money market funds seek to maintain a stable net asset value of $1.00 per share, it is possible to lose money by investing in a money market fund.


STOCKS

Stocks may be volatile -- their prices may go up and down dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, the securities market as a whole or the overall economy. Because the stocks the portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.


VALUE INVESTING

The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that stock considered to be undervalued may actually be appropriately priced. The portfolio may underperform other equity portfolios that use different investing styles. The portfolio may also underperform other equity portfolios using the value style.


GROWTH STOCKS
Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

FIXED-INCOME SECURITIES

The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:





 - market risk: fluctuations in market value


 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down. The longer the maturity or duration, the more sensitive the value of a fixed-income security is to fluctuations in interest rates




 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities




 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines. The portfolio may incur expenses to protect the portfolio's interest in securities experiencing these events. If the portfolio invests in securities that are subordinated to other securities, or which represent interests in pools of such subordinated securities, those investments may be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer.


If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or

                                       TST
          TFEMPR-3 Transamerica Foxhall Emerging Markets/Pacific Rim VP sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

FOREIGN SECURITIES
Investments in foreign securities, including ADRs, GDRs, and EDRs, involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:




 - different accounting and reporting practices




 - less information available to the public




 - less (or different) regulation of securities markets




 - more complex business negotiations




 - less liquidity


 - more fluctuations in prices


 - delays in settling foreign securities transactions


 - higher costs for holding shares (custodial fees)


 - higher transaction costs


 - vulnerability to seizure and taxes


 - political or financial instability and small markets


 - different market trading days



CURRENCY RISK


When the portfolio invests in securities denominated in foreign currencies, it is subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, the portfolio's investments in foreign currency denominated securities may reduce the returns of the portfolio.


EMERGING MARKETS

Investing in the securities of issuers located in or principally doing business in emerging markets bears foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.


HARD ASSETS

The portfolio is subject to risks associated with investing indirectly in hard assets, including real estate, precious metals and natural resources, and can be significantly affected by events relating to these industries, including international political and economic developments, inflation, and other factors. The portfolio's indirect investments in hard assets may experience substantial price fluctuations as a result of these factors, and may move independently of the trends of industrialized companies.


COMMODITIES

Investing in ETFs that invest in commodities may subject the portfolio to greater volatility than investments in traditional securities. The value of commodities and commodity contracts are affected by a variety of factors, including global supply and demand, changes in interest rates, commodity index volatility, and factors affecting a particular industry or commodity, such as drought, floods, weather livestock disease, embargos, government regulation, tariffs and taxes, world events and economic, political and regulatory developments. The portfolio's ability to invest in ETFs that invest in a commodities market may be significantly limited by the federal income tax rules applicable to regulated investment companies.



PLEASE ALSO SEE THE PORTFOLIO'S WEBSITE AT WWW.TRANSAMERICAFUNDS.COM (SELECT TRANSAMERICA VARIABLE PORTFOLIO) FOR MORE INFORMATION ABOUT THE PORTFOLIO.


YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.


These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.



                                       TST
          TFEMPR-4 Transamerica Foxhall Emerging Markets/Pacific Rim VP

To the extent authorized by law, Transamerica Series Trust and each of the portfolios reserves the right to discontinue offering shares at any time or to cease operating entirely.


LIMITATIONS ON INVESTING IN OTHER INVESTMENT COMPANIES

The Investment Company Act of 1940 ("1940 Act") restricts investments by registered investment companies, such as the portfolio, in the securities of other investment companies, including mutual funds and certain ETFs. However, pursuant to exemptive orders issued by the U.S. Securities and Exchange Commission to certain ETFs, the portfolio is permitted to invest in these ETFs beyond the limitations set forth in the 1940 Act, subject to certain terms and conditions set forth in the exemptive orders. The portfolio may be prevented from fully allocating assets to an ETF or mutual fund due to these limitations.


DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)


PAST PERFORMANCE
----------------------------------------
No performance is shown for the portfolio as it had not commenced operations prior to the date of this prospectus. Performance information for the portfolio will appear in a future version of this prospectus once the portfolio has a full calendar year of performance information to report to investors.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. These figures do not reflect any charges or deductions which are, or may be, imposed under the life insurance policy or annuity contracts. The table below sets forth the estimated fees and expenses you may pay if you invest in the portfolio's shares. Actual expenses may vary significantly.


FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets


                                     CLASS OF SHARES
                                   INITIAL     SERVICE
------------------------------------------------------
Management fees                      0.90%       0.90%
Rule 12b-1 fees                      0.00%(b)    0.25%
Other expenses                       0.07%       0.07%
Acquired fund fees and expenses
  (fees and expenses of
  underlying funds)                  0.30%       0.30%
                                   -------------------
TOTAL                                1.27%       1.52%
Expense reduction(c)                 0.00%       0.00%
                                   -------------------
NET OPERATING EXPENSES               1.27%       1.52%
------------------------------------------------------




(a)  Annual portfolio operating expenses are based on estimates.

(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. Under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2010. The Board of Trustees reserves the right to cause such fees to be paid after that date.


(c) Contractual arrangements with Transamerica Asset Management, Inc. ("TAM"), through April 30, 2010 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees, certain extraordinary expenses and acquired (i.e., underlying) funds' fees and expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00% of average daily net assets, excluding 12b-1 fees, acquired (i.e., underlying) funds' fees and expenses and certain extraordinary expenses. Additional information concerning the fee waiver is discussed in the SAI.


EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It shows the cumulative expenses you would pay if you invested $10,000, reinvested all distributions and dividends without a sales charge, and held your shares for the periods shown and then redeem all of your shares at the end of those periods, with a 5% annual return (this assumption is required by the SEC and is not a prediction of the portfolio's future performance) and portfolio operating expenses remaining the same. Because actual returns and expenses will be different, the example is for comparison only.



                                       TST
          TFEMPR-5 Transamerica Foxhall Emerging Markets/Pacific Rim VP

The example does not include any fees or charges which are, or may be, imposed under the policies or the annuity contracts.


SHARE CLASS                         1 YEAR   3 YEARS
----------------------------------------------------
Initial Class                        $129      $435
Service Class                        $155      $480
----------------------------------------------------




(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM") 570 Carillon Parkway St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.90% of the first $500 million; 0.875% over $500 million up to $1 billion; and 0.85% in excess of $1 billion.

SUB-ADVISER: Foxhall Capital Management, Inc. ("Foxhall") 1613 Duke Street Alexandria, VA 22314

SUB-ADVISORY FEE: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.45% of the first $500 million; 0.425% over $500 million up to $1 billion; and 0.40% in excess of $1 billion.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements will be available in the Trust's semi-annual report for the fiscal period ending June 30, 2009.

PORTFOLIO MANAGERS:


PAUL DIETRICH has been Chairman, CEO & Co-CIO of Foxhall since 1999. Mr. Dietrich is also CEO of Eton Court Asset Management, Ltd. from 1999 to present. He has been CEO of Foundation Management, Inc. (fund administrator/consultant) from 1984 to present. He holds a B.A. from Webster University, St. Louis, Missouri, a B.A. from University of Missouri Law School and a J.D. from Northern Virginia Law School.



DAVID H. MORTON has been Chief Research Officer and Co-CIO of Foxhall since 2006. He has been a Managing Partner of AdvisorGuide from 1999 to present. Mr. Morton was a Registered Representative with AIG Royal Alliance Associate, Inc. from 1989 to 2004, and President of David H. Morton, Ltd. from 1984 to 2005. He holds a B.A. from the University of Florida.



DAVID SADE is Assistant Portfolio Manager of the portfolio. Prior to joining Foxhall, Mr. Sade had financial services experience with Citi Smith Barney as a Financial Advisor. Mr. Sade graduated from Wake Forest University in 2006 with a B.S. in finance. He has the Series 7 and Series 66 licenses.


The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the portfolio.

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

Financial Highlights for the portfolio are not included in this prospectus because the portfolio had not commenced operations prior to the date of this prospectus.


                                       TST
          TFEMPR-6 Transamerica Foxhall Emerging Markets/Pacific Rim VP

(FOXHALL LOGO) Transamerica Foxhall Global Growth VP



(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks long-term growth of capital.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------


The portfolio seeks to achieve its objective by investing primarily in a diversified combination of underlying exchange traded funds ("ETFs") and money market mutual funds, (ETFs and money market mutual funds, collectively the "underlying funds").


In seeking to achieve its investment objective, the portfolio follows the following investment strategies:

 - The portfolio's sub-adviser, Foxhall Capital Management, Inc. ("Foxhall" or sub-adviser), seeks to identify and follow long-term market trends and maintain flexibility to shift its allocation to more conservative investments when it believes markets are receding. Foxhall seeks to invest the portfolio in expanding global stock markets while controlling portfolio risk by exiting the market during recessionary trends.


 - When, based on certain technical market indicators, Foxhall believes the markets are in a long-term uptrend, the portfolio will invest at least 80% of its net assets in equity ETFs representing stocks in companies all over the world, foreign and U.S. currencies or commodities. The portfolio will invest approximately 60% in developed markets ETFs (e.g., United States and Western Europe); 30% in emerging markets (e.g., China and India) and Pacific Rim (e.g., Australia and Japan) ETFs; and 10% in hard assets ETFs (such as real estate, precious metals and natural resources).



 - The portfolio management process is tactical and active. Foxhall regularly reviews the portfolio's composition and makes changes to favor investments that its research indicates will provide the most favorable opportunity to achieve the portfolio's objective. Foxhall may adjust the portfolio's allocation between and among asset classes at any time and may therefore hold some positions for a relatively short period of time.



 - If, based on several technical market indicators, Foxhall believes the markets are in a downtrend, the portfolio will shift assets out of stock-based ETFs and into fixed-income ETFs and/or money market mutual funds.



Foxhall's money management process includes shifting into a defensive investment profile if global stock and bond markets indicate that they are weakening or reflecting recession. The "defensive profile" is primarily ETFs with U.S. Treasury securities as the underlying securities and/or money market mutual funds. As market weakness becomes apparent over time, Foxhall will choose to invest a greater portion of the portfolio in U.S. Treasury securities. When Foxhall shifts to the defensive investment profile, different factors could affect the portfolio's performance and the portfolio may not achieve its investment objective.



Securities selection is based primarily on the relative strength of the securities. The portfolio will invest primarily in underlying funds, but may also invest directly in individual stocks, bonds, money market instruments, American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs"). The portfolio will invest, directly or indirectly, in securities that are tied economically to a number of countries throughout the world and may invest more than 25% of its assets in one country.



It is expected that the portfolio will hold approximately eighteen ETFs during a long-term market uptrend and fewer underlying funds in a market downtrend. It is not possible to predict the extent to which the portfolio will be invested in any particular underlying fund at any time.



The sub-adviser may change the portfolio's asset allocations and underlying funds at any time without investor approval.



As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying funds.



Please see Appendix A for more information about investment strategies.




                                       TST
                  TFGG-1 Transamerica Foxhall Global Growth VP

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------


Risk is inherent in all investing. The value of your investment in the portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the portfolio or your investment may not perform as well as other similar investments. The portfolio is subject to the following primary investment risks, which mainly derive from the risks of the underlying funds in which it invests (each underlying fund is not necessarily subject to each risk listed below), as well as other risks described in Appendix A:



MARKET


The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. If the market prices of the securities owned by the portfolio fall, the value of your investment in the portfolio will decline. The value of a security may fall due to factors affecting securities markets generally or a particular sector of the securities markets or factors affecting particular industries or issuers. The equity and debt capital markets in the United States and internationally have experienced unprecedented volatility. This financial crisis has caused a significant decline in the value and liquidity of many securities. This environment could make identifying investment risks and opportunities especially difficult. These market conditions may continue or get worse. Changes in market conditions will not have the same impact on all types of securities.



TACTICAL ASSET ALLOCATION


The portfolio's tactical asset management discipline may not work as intended. The portfolio may not achieve its objective and may not perform as well as other funds using asset management styles based on fundamental analysis or strategic asset allocation. The sub-adviser's evaluations and assumptions in selecting underlying funds or individual securities may be incorrect in view of actual market conditions, and may result in owning securities that under perform other securities.



The management process might also result in the portfolio having exposure to asset classes, countries or regions, or industries or groups of industries that underperform other management styles. In addition, the portfolio's risk profile with respect to particular asset classes, countries and regions, and industries may change at any time based on the sub-adviser's allocation decisions.


ACTIVE TRADING
The sub-adviser may engage in active and frequent trading and, under appropriate circumstances, may purchase or sell securities without regard to the length of time held. A high portfolio turnover rate may increase transaction costs, which may negatively impact the portfolio's performance.


UNDERLYING FUNDS


Because the portfolio invests its assets primarily in various underlying funds, its ability to achieve its investment objective depends largely on the performance of the underlying funds in which it invests. There can be no assurance that the investment objective of any underlying fund will be achieved. The portfolio is indirectly subject to all of the risks associated with an investment in the underlying funds as described in this prospectus. In addition, the portfolio will indirectly bear a pro rata portion of the operating expenses of the underlying funds in which it invests, and it is subject to business and regulatory developments affecting the underlying funds.


EXCHANGE TRADED FUNDS
ETFs are pooled investment vehicles, such as registered investment companies and grantor trusts, whose shares are listed and traded on U.S. stock exchanges or otherwise traded in the over-the-counter market. ETFs typically seek to track an index, a commodity or a basket of assets like an index fund, but trade like a stock on an exchange. An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up and down, and the portfolio could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of an ETF's shares may be above or below the shares' net asset value; (ii) an active trading market for an ETF's share may not develop or be maintained; or (iii) trading of an ETF's share may be halted if the listing exchange's officials deem such action appropriate, the shares are delisted from the exchange or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.


                                       TST
                  TFGG-2 Transamerica Foxhall Global Growth VP

MONEY MARKET FUNDS


An investment in a money market fund is not a bank deposit, and is not insured or guaranteed by the FDIC or any other government agency. Although money market funds seek to maintain a stable net asset value of $1.00 per share, it is possible to lose money by investing in a money market fund.


STOCKS

Stocks may be volatile -- their prices may go up and down dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, the securities market as a whole or the overall economy. Because the stocks the portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.




VALUE INVESTING

The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that stock considered to be undervalued may actually be appropriately priced. The portfolio may underperform other equity portfolios that use different investing styles. The portfolio may also underperform other equity portfolios using the value style.


GROWTH STOCKS
Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:




 - market risk: fluctuations in market value




 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down. The longer the maturity or duration, the more sensitive the value of a fixed-income security is to fluctuations in interest rates




 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities




 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines. The portfolio may incur expenses to protect the portfolio's interest in securities experiencing these events. If the portfolio invests in securities that are subordinated to other securities, or which represent interests in pools of such subordinated securities, those investments may be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer.


If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

FOREIGN SECURITIES

Investments in foreign securities, including ADRs, GDRs, and EDRs, involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:





 - different accounting and reporting practices




 - less information available to the public




 - less (or different) regulation of securities markets



                                       TST
                  TFGG-3 Transamerica Foxhall Global Growth VP

 - more complex business negotiations


 - less liquidity




 - more fluctuations in prices




 - delays in settling foreign securities transactions




 - higher costs for holding shares (custodial fees)


 - higher transaction costs




 - vulnerability to seizure and taxes


 - political or financial instability and small markets




 - different market trading days



CURRENCY RISK


When the portfolio invests in securities denominated in foreign currencies, it is subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, the portfolio's investments in foreign currency denominated securities may reduce the returns of the portfolio.


EMERGING MARKETS

Investing in the securities of issuers located in or principally doing business in emerging markets bears foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.


HARD ASSETS

The portfolio is subject to risks associated with investing indirectly in hard assets, including real estate, precious metals and natural resources, and can be significantly affected by events relating to these industries, including international political and economic developments, inflation, and other factors. The portfolio's indirect investments in hard assets may experience substantial price fluctuations as a result of these factors, and may move independently of the trends of industrialized companies.


COMMODITIES

Investing in ETFs that invest in commodities may subject the portfolio to greater volatility than investments in traditional securities. The value of commodities and commodity contracts are affected by a variety of factors, including global supply and demand, changes in interest rates, commodity index volatility, and factors affecting a particular industry or commodity, such as drought, floods, weather livestock disease, embargos, government regulation, tariffs and taxes, world events and economic, political and regulatory developments. The portfolio's ability to invest in ETFs that invest in a commodities market may be significantly limited by the federal income tax rules applicable to regulated investment companies.



PLEASE ALSO SEE THE PORTFOLIO'S WEBSITE AT WWW.TRANSAMERICAFUNDS.COM (SELECT TRANSAMERICA VARIABLE PORTFOLIO) FOR MORE INFORMATION ABOUT THE PORTFOLIO.




YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.


These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.



To the extent authorized by law, Transamerica Series Trust and each of the portfolios reserves the right to discontinue offering shares at any time or to cease operating entirely.


LIMITATIONS ON INVESTING IN OTHER INVESTMENT COMPANIES

The Investment Company Act of 1940 ("1940 Act") restricts investments by registered investment companies, such as the portfolio, in the securities of other investment companies, including mutual funds and certain ETFs. However, pursuant to exemptive orders issued by the U.S. Securities and Exchange Commission to certain ETFs, the portfolio is permitted to invest in these ETFs beyond the limitations set forth in the 1940 Act, subject to certain terms and conditions set forth in the exemptive orders. The portfolio may be prevented from fully allocating assets to an ETF or mutual fund due to these limitations.



                                       TST
                  TFGG-4 Transamerica Foxhall Global Growth VP

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------
No performance is shown for the portfolio as it had not commenced operations prior to the date of this prospectus. Performance information for the portfolio will appear in a future version of this prospectus once the portfolio has a full calendar year of performance information to report to investors.

(MONEY ICON)


EXPENSES
----------------------------------------


When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. These figures do not reflect any charges or deductions which are, or may be, imposed under the life insurance policy or annuity contracts. The table below sets forth the estimated fees and expenses you may pay if you invest in the portfolio's shares. Actual expenses may vary significantly.


FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets


                                     CLASS OF SHARES
                                   INITIAL     SERVICE
------------------------------------------------------
Management fees                      0.90%       0.90%
Rule 12b-1 fees                      0.00%(b)    0.25%
Other expenses                       0.07%       0.07%
Acquired fund fees and expenses
  (fees and expenses of
  underlying funds)                  0.30%       0.30%
                                   -------------------
TOTAL                                1.27%       1.52%
Expense reduction(c)                 0.00%       0.00%
                                   -------------------
NET OPERATING EXPENSES               1.27%       1.52%
------------------------------------------------------




(a)  Annual portfolio operating expenses are based on estimates.

(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. Under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2010. The Board of Trustees reserves the right to cause such fees to be paid after that date.


(c) Contractual arrangements with Transamerica Asset Management, Inc. ("TAM"), through April 30, 2010 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees, certain extraordinary expenses and acquired (i.e., underlying) funds' fees and expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00% of average daily net assets, excluding 12b-1 fees, acquired (i.e., underlying) funds' fees and expenses and certain extraordinary expenses. Additional information concerning the fee waiver is discussed in the SAI.


EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It shows the cumulative expenses you would pay if you invested $10,000, reinvested all distributions and dividends without a sales charge, and held your shares for the periods shown and then redeem all of your shares at the end of those periods, with a 5% annual return (this assumption is required by the SEC and is not a prediction of the portfolio's future performance) and portfolio operating expenses remaining the same. Because actual returns and expenses will be different, the example is for comparison only.


The example does not include any fees or charges which are, or may be, imposed under the policies or the annuity contracts.


SHARE CLASS                         1 YEAR   3 YEARS
----------------------------------------------------
Initial Class                        $129      $435
Service Class                        $155      $480
----------------------------------------------------







                                       TST
                  TFGG-5 Transamerica Foxhall Global Growth VP

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM") 570 Carillon Parkway St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.90% of the first $500 million; 0.875% over $500 million up to $1 billion; and 0.85% in excess of $1 billion.

SUB-ADVISER: Foxhall Capital Management, Inc. ("Foxhall") 1613 Duke Street Alexandria, VA 22314

SUB-ADVISORY FEE: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.45% of the first $500 million; 0.425% over $500 million up to $1 billion; and 0.40% in excess of $1 billion.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements will be available in the Trust's semi-annual report for the fiscal period ending June 30, 2009.



PORTFOLIO MANAGERS:


PAUL DIETRICH has been Chairman, CEO & Co-CIO of Foxhall since 1999. Mr. Dietrich is also CEO of Eton Court Asset Management, Ltd. from 1999 to present. He has been CEO of Foundation Management, Inc. (fund administrator/consultant) from 1984 to present. He holds a B.A. from Webster University, St. Louis, Missouri, a B.A. from University of Missouri Law School and a J.D. from Northern Virginia Law School.



DAVID H. MORTON has been Chief Research Officer and Co-CIO of Foxhall since 2006. He has been a Managing Partner of AdvisorGuide from 1999 to present. Mr. Morton was a Registered Representative with AIG Royal Alliance Associate, Inc. from 1989 to 2004, and President of David H. Morton, Ltd. from 1984 to 2005. He holds a B.A. from the University of Florida.



DAVID SADE is Assistant Portfolio Manager of the portfolio. Prior to joining Foxhall, Mr. Sade had financial services experience with Citi Smith Barney as a Financial Advisor. Mr. Sade graduated from Wake Forest University in 2006 with a B.S. in finance. He has the Series 7 and Series 66 licenses.


The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the portfolio.

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

Financial Highlights for the portfolio are not included in this prospectus because the portfolio had not commenced operations prior to the date of this prospectus.


                                       TST
                  TFGG-6 Transamerica Foxhall Global Growth VP

(FOXHALL LOGO) Transamerica Foxhall Global Hard Asset VP



(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks long-term growth of capital.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------


The portfolio seeks to achieve its objective by investing primarily in a diversified combination of underlying exchange traded funds ("ETFs") and money market mutual funds (ETFs and money market mutual funds, collectively the "underlying funds").


In seeking to achieve its investment objective, the portfolio follows the following investment strategies:


 - The portfolio's sub-adviser, Foxhall Capital Management, Inc. ("Foxhall" or sub-adviser), seeks to identify and follow long-term market trends and maintain flexibility to shift its allocation to more conservative investments when it believes markets are receding. Foxhall seeks to invest the portfolio in expanding global stock markets while controlling portfolio risk by exiting the market during recessionary trends.



 - When, based on certain technical market indicators, Foxhall believes the markets are in a long-term uptrend, the portfolio will invest at least 80% of its net assets in ETFs that track "hard assets." Hard assets consist of precious metals, natural resources, real estate and commodities. Examples of these assets include, but are not limited to, oil, natural gas, wind energy, water resources, metals, currencies, food stuffs, agriculture equipment and services, and timber.



 - The portfolio management process is tactical and active. Foxhall regularly reviews the portfolio's composition and makes changes to favor investments that its research indicates will provide the most favorable opportunity to achieve the portfolio's objective. Foxhall may adjust the portfolio's allocation between and among asset classes at any time and may therefore hold some positions for a relatively short period of time.



 - If, based on several technical market indicators, Foxhall believes the markets are in a downtrend, the portfolio will shift assets out of stock-based ETFs and into fixed-income ETFs and/or money market mutual funds.



Foxhall's money management process includes shifting into a defensive investment profile if global stock and bond markets indicate that they are weakening or reflecting recession. The "defensive profile" is primarily ETFs with U.S. Treasury securities as the underlying securities and/or money market mutual funds. As market weakness becomes apparent over time, Foxhall will choose to invest a greater portion of the portfolio in U.S. Treasury securities. When Foxhall shifts to the defensive investment profile, different factors could affect the portfolio's performance and the portfolio may not achieve its investment objective.



Securities selection is based primarily on the relative strength of the securities. The portfolio will invest primarily in underlying funds, but may also invest directly in individual stocks, bonds, money market instruments, American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs").



It is expected that the portfolio will hold at least six ETFs during a long-term market uptrend and fewer underlying funds in a market downtrend. It is not possible to predict the extent to which the portfolio will be invested in any particular underlying fund at any time.



The sub-adviser may change the portfolio's asset allocations and underlying funds at any time without investor approval.



As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying funds.



Please see Appendix A for more information about investment strategies.


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------


Risk is inherent in all investing. The value of your investment in the portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the portfolio or your investment may not perform as well as other similar investments. The portfolio is subject to the following primary investment risks, which mainly derive from the risks of the underlying


                                       TST
                TFGHA-1 Transamerica Foxhall Global Hard Asset VP funds in which it invests (each underlying fund is not necessarily subject to each risk listed below), as well as other risks described in Appendix A:



MARKET


The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. If the market prices of the securities owned by the portfolio fall, the value of your investment in the portfolio will decline. The value of a security may fall due to factors affecting securities markets generally or a particular sector of the securities markets or factors affecting particular industries or issuers. The equity and debt capital markets in the United States and internationally have experienced unprecedented volatility. This financial crisis has caused a significant decline in the value and liquidity of many securities. This environment could make identifying investment risks and opportunities especially difficult. These market conditions may continue or get worse. Changes in market conditions will not have the same impact on all types of securities.



TACTICAL ASSET ALLOCATION


The portfolio's tactical asset management discipline may not work as intended. The portfolio may not achieve its objective and may not perform as well as other funds using asset management styles based on fundamental analysis or strategic asset allocation. The sub-adviser's evaluations and assumptions in selecting underlying funds or individual securities may be incorrect in view of actual market conditions, and may result in owning securities that under perform other securities.



The management process might also result in the portfolio having exposure to asset classes, countries or regions, or industries or groups of industries that underperform other management styles. In addition, the portfolio's risk profile with respect to particular asset classes, countries and regions, and industries may change at any time based on the sub-adviser's allocation decisions.


ACTIVE TRADING
The sub-adviser may engage in active and frequent trading and, under appropriate circumstances, may purchase or sell securities without regard to the length of time held. A high portfolio turnover rate may increase transaction costs, which may negatively impact the portfolio's performance.


UNDERLYING FUNDS


Because the portfolio invests its assets primarily in various underlying funds, its ability to achieve its investment objective depends largely on the performance of the underlying funds in which it invests. There can be no assurance that the investment objective of any underlying fund will be achieved. The portfolio is indirectly subject to all of the risks associated with an investment in the underlying funds as described in this prospectus. In addition, the portfolio will indirectly bear a pro rata portion of the operating expenses of the underlying funds in which it invests, and it is subject to business and regulatory developments affecting the underlying funds.


EXCHANGE TRADED FUNDS
ETFs are pooled investment vehicles, such as registered investment companies and grantor trusts, whose shares are listed and traded on U.S. stock exchanges or otherwise traded in the over-the-counter market. ETFs typically seek to track an index, a commodity or a basket of assets like an index fund, but trade like a stock on an exchange. An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up and down, and the portfolio could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of an ETF's shares may be above or below the shares' net asset value; (ii) an active trading market for an ETF's share may not develop or be maintained; or (iii) trading of an ETF's share may be halted if the listing exchange's officials deem such action appropriate, the shares are delisted from the exchange or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.


MONEY MARKET FUNDS




An investment in a money market fund is not a bank deposit, and is not insured or guaranteed by the FDIC or any other government agency. Although money market funds seek to maintain a stable net asset value of $1.00 per share, it is possible to lose money by investing in a money market fund.



                                       TST
                TFGHA-2 Transamerica Foxhall Global Hard Asset VP

STOCKS

Stocks may be volatile -- their prices may go up and down dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, the securities market as a whole or the overall economy. Because the stocks the portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.


VALUE INVESTING
The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that stock considered to be undervalued may actually be appropriately priced. The portfolio may underperform other equity portfolios that use different investing styles. The portfolio may also underperform other equity portfolios using the value style.

GROWTH STOCKS
Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:


 - market risk: fluctuations in market value


 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down. The longer the maturity or duration, the more sensitive the value of a fixed-income security is to fluctuations in interest rates


 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities


 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines. The portfolio may incur expenses to protect the portfolio's interest in securities experiencing these events. If the portfolio invests in securities that are subordinated to other securities, or which represent interests in pools of such subordinated securities, those investments may be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer.


If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

FOREIGN SECURITIES
Investments in foreign securities, including ADRs, GDRs, and EDRs, involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - different accounting and reporting practices


 - less information available to the public


 - less (or different) regulation of securities markets


 - more complex business negotiations


 - less liquidity


 - more fluctuations in prices


 - delays in settling foreign securities transactions


 - higher costs for holding shares (custodial fees)


 - higher transaction costs

 - vulnerability to seizure and taxes


                                       TST
                TFGHA-3 Transamerica Foxhall Global Hard Asset VP

 - political or financial instability and small markets

 - different market trading days


CURRENCY RISK


When the portfolio invests in securities denominated in foreign currencies, it is subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, the portfolio's investments in foreign currency denominated securities may reduce the returns of the portfolio.


EMERGING MARKETS

Investing in the securities of issuers located in or principally doing business in emerging markets bears foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.


HARD ASSETS

The portfolio is subject to risks associated with investing indirectly in hard assets, including real estate, precious metals and natural resources, and can be significantly affected by events relating to these industries, including international political and economic developments, inflation, and other factors. The portfolio's indirect investments in hard assets may experience substantial price fluctuations as a result of these factors, and may move independently of the trends of industrialized companies.


COMMODITIES

Investing in ETFs that invest in commodities may subject the portfolio to greater volatility than investments in traditional securities. The value of commodities and commodity contracts are affected by a variety of factors, including global supply and demand, changes in interest rates, commodity index volatility, and factors affecting a particular industry or commodity, such as drought, floods, weather livestock disease, embargos, government regulation, tariffs and taxes, world events and economic, political and regulatory developments. The portfolio's ability to invest in ETFs that invest in a commodities market may be significantly limited by the federal income tax rules applicable to regulated investment companies.



PLEASE ALSO SEE THE PORTFOLIO'S WEBSITE AT WWW.TRANSAMERICAFUNDS.COM (SELECT TRANSAMERICA VARIABLE PORTFOLIO) FOR MORE INFORMATION ABOUT THE PORTFOLIO.


YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.


To the extent authorized by law, Transamerica Series Trust and each of the portfolios reserves the right to discontinue offering shares at any time or to cease operating entirely.


LIMITATIONS ON INVESTING IN OTHER INVESTMENT COMPANIES

The Investment Company Act of 1940 ("1940 Act") restricts investments by registered investment companies, such as the portfolio, in the securities of other investment companies, including mutual funds and certain ETFs. However, pursuant to exemptive orders issued by the U.S. Securities and Exchange Commission to certain ETFs, the portfolio is permitted to invest in these ETFs beyond the limitations set forth in the 1940 Act, subject to certain terms and conditions set forth in the exemptive orders. The portfolio may be prevented from fully allocating assets to an ETF or mutual fund due to these limitations.


DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website


                                       TST
                TFGHA-4 Transamerica Foxhall Global Hard Asset VP approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------
No performance is shown for the portfolio as it had not commenced operations prior to the date of this prospectus. Performance information for the portfolio will appear in a future version of this prospectus once the portfolio has a full calendar year of performance information to report to investors.

(MONEY ICON)
EXPENSES
----------------------------------------


When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. These figures do not reflect any charges or deductions which are, or may be, imposed under the life insurance policy or annuity contracts. The table below sets forth the estimated fees and expenses you may pay if you invest in the portfolio's shares. Actual expenses may vary significantly.


FEE TABLE
ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets


                                CLASS OF SHARES
                              INITIAL     SERVICE
-------------------------------------------------
Management fees                 0.90%       0.90%
Rule 12b-1 fees                 0.00%(b)    0.25%
Other expenses                  0.07%       0.07%
Acquired fund fees and
  expenses (fees and
  expenses of underlying
  funds)                        0.30%       0.30%
                              -------------------
TOTAL                           1.27%       1.52%
Expense reduction(c)            0.00%       0.00%
                              -------------------
NET OPERATING EXPENSES          1.27%       1.52%
-------------------------------------------------




(a)  Annual portfolio operating expenses are based on estimates.

(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. Under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2010. The Board of Trustees reserves the right to cause such fees to be paid after that date.


(c) Contractual arrangements with Transamerica Asset Management, Inc. ("TAM"), through April 30, 2010 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees, certain extraordinary expenses and acquired (i.e., underlying) funds' fees and expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00% of average daily net assets, excluding 12b-1 fees, acquired (i.e., underlying) funds' fees and expenses and certain extraordinary expenses. Additional information concerning the fee waiver is discussed in the SAI.


EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It shows the cumulative expenses you would pay if you invested $10,000, reinvested all distributions and dividends without a sales charge, and held your shares for the periods shown and then redeem all of your shares at the end of those periods, with a 5% annual return (this assumption is required by the SEC and is not a prediction of the portfolio's future performance) and portfolio operating expenses remaining the same. Because actual returns and expenses will be different, the example is for comparison only.


The example does not include any fees or charges which are, or may be, imposed under the policies or the annuity contracts.


SHARE CLASS                      1 YEAR   3 YEARS
-------------------------------------------------------------
Initial Class                     $129      $435
Service Class                     $155      $480
-------------------------------------------------------------





(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM") 570 Carillon Parkway St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.90% of the first $500 million; 0.875% over $500 million up to $1 billion; and 0.85% in excess of $1 billion.

SUB-ADVISER: Foxhall Capital Management, Inc. ("Foxhall") 1613 Duke Street Alexandria, VA 22314


                                       TST
                TFGHA-5 Transamerica Foxhall Global Hard Asset VP

SUB-ADVISORY FEE: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.45% of the first $500 million; 0.425% over $500 million up to $1 billion; and 0.40% in excess of $1 billion.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements will be available in the Trust's semi-annual report for the fiscal period ending June 30, 2009.



PORTFOLIO MANAGERS:


PAUL DIETRICH has been Chairman, CEO & Co-CIO of Foxhall since 1999. Mr. Dietrich is also CEO of Eton Court Asset Management, Ltd. from 1999 to present. He has been CEO of Foundation Management, Inc. (fund administrator/consultant) from 1984 to present. He holds a B.A. from Webster University, St. Louis, Missouri, a B.A. from University of Missouri Law School and a J.D. from Northern Virginia Law School.



DAVID H. MORTON has been Chief Research Officer and Co-CIO of Foxhall since 2006. He has been a Managing Partner of AdvisorGuide from 1999 to present. Mr. Morton was a Registered Representative with AIG Royal Alliance Associate, Inc. from 1989 to 2004, and President of David H. Morton, Ltd. from 1984 to 2005. He holds a B.A. from the University of Florida.



DAVID SADE is Assistant Portfolio Manager of the portfolio. Prior to joining Foxhall, Mr. Sade had financial services experience with Citi Smith Barney as a Financial Advisor. Mr. Sade graduated from Wake Forest University in 2006 with a B.S. in finance. He has the Series 7 and Series 66 licenses.


The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the portfolio.


(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

Financial Highlights for the portfolio are not included in this prospectus because the portfolio had not commenced operations prior to the date of this prospectus.


                                       TST
                TFGHA-6 Transamerica Foxhall Global Hard Asset VP

(HANLON LOGO) Transamerica Hanlon Balanced VP



(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks current income and capital appreciation.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------


The portfolio seeks to achieve its objective by investing primarily in a diversified combination of underlying exchange traded funds ("ETFs") and money market mutual funds (ETFs and money market mutual funds, collectively the "underlying funds").


In seeking to achieve its investment objective, the portfolio follows the following investment strategies:


 - The portfolio's sub-adviser, Hanlon Investment Management, Inc. ("Hanlon" or sub-adviser), seeks to achieve the portfolio's objective by utilizing a tactical and strategic asset allocation process. Tactical management of the portfolio involves active allocation in and out of major asset classes, while the strategic asset allocation management involves identifying and selecting the best asset classes within the major asset classes to invest in when invested and not in money market or similar investments. Hanlon believes that identifying positive trends in asset class price patterns is critical to long term investment success. Hanlon attempts to invest the portfolio's assets during productive markets and to exit or stay out of markets that are displaying unproductive price trends.



 - Under normal market conditions, the portfolio's equity allocation will generally vary between 25% and 75% of its net assets. The equity allocation may involve any combination of domestic and international ETFs, consisting of any mixture of large, medium and small-cap styles and pursuing growth or value strategies. The portfolio's bond allocation will generally vary between 25% and 75% of its net assets (which may include domestic and non-U.S. government and corporate bonds of any credit rating). Hanlon may also invest in currency, commodity, real estate and interest rate ETFs for a portion of the portfolio. The portfolio's money market allocation will consist of all money not invested in ETFs.



 - The portfolio uses a tactical and strategic asset allocation strategy. This involves Hanlon regularly reviewing the portfolio's allocation and making changes to favor investments it believes will provide the most favorable opportunity for achieving the portfolio's objective. Hanlon may actively adjust the portfolio's allocation between and among asset classes at any time to take advantage of short-term market opportunities, and may therefore hold some positions for a relatively short period of time. Other allocation decisions will be strategic and longer-term in nature. Hanlon will attempt to capture short-term market opportunities by actively trading the underlying funds.



 - Hanlon may take a temporary defensive position if there are inadequate investment opportunities due to adverse or unstable market, economic, political or other conditions. If Hanlon does so, different factors could affect the portfolio's performance and the portfolio may not achieve its investment objective.



It is expected that the portfolio will hold at least five underlying funds. It is not possible to predict the extent to which the portfolio will be invested in any particular underlying fund at any time.


The sub-adviser may change the portfolio's asset allocations and underlying funds at any time without investor approval.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying funds.


Please see Appendix A for more information about investment strategies.


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------


Risk is inherent in all investing. The value of your investment in the portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the portfolio or your investment may not perform as well as other similar investments. The portfolio is subject to the following primary investment risks, which mainly derive from the risks of the underlying funds in which it invests (each underlying fund is


                                       TST
                      THB-1 Transamerica Hanlon Balanced VP
not necessarily subject to each risk listed below), as well as other risks described in Appendix A:



MARKET


The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. If the market prices of the securities owned by the portfolio fall, the value of your investment in the portfolio will decline. The value of a security may fall due to factors affecting securities markets generally or a particular sector of the securities markets or factors affecting particular industries or issuers. The equity and debt capital markets in the United States and internationally have experienced unprecedented volatility. This financial crisis has caused a significant decline in the value and liquidity of many securities. This environment could make identifying investment risks and opportunities especially difficult. These market conditions may continue or get worse. Changes in market conditions will not have the same impact on all types of securities.


TACTICAL AND STRATEGIC ASSET ALLOCATION
If the portfolio's tactical and strategic asset allocation strategy does not work as intended, the portfolio may not achieve its objective and may not perform as well as other asset allocation funds. The sub-adviser's evaluations and assumptions in selecting underlying funds or individual securities may be incorrect in view of actual market conditions, and may result in allocations to an asset class that underperforms other asset classes. For example, the portfolio may overweight equity securities when the stock market is falling and the fixed-income market is rising. The portfolio's allocation may fluctuate dramatically and the allocation strategy may result in short-term shifts in allocations between and among asset classes. Therefore, the portfolio's risk profile with respect to particular asset classes and industries may change at any time based on the sub-adviser's allocation decisions.

ACTIVE TRADING


The sub-adviser may engage in active and frequent trading and, under appropriate circumstances, may purchase or sell securities without regard to the length of time held. A high portfolio turnover rate may increase transaction costs, which may negatively impact the portfolio's performance.

UNDERLYING FUNDS

Because the portfolio invests its assets primarily in various underlying funds, its ability to achieve its investment objective depends largely on the performance of the underlying funds in which it invests. There can be no assurance that the investment objective of any underlying fund will be achieved. The portfolio is indirectly subject to all of the risks associated with an investment in the underlying funds, as described in this prospectus. In addition, the portfolio will indirectly bear a pro rata portion of the operating expenses of the underlying funds in which it invests, and it is subject to business and regulatory developments affecting the underlying funds.


EXCHANGE TRADED FUNDS
ETFs are pooled investment vehicles, such as registered investment companies and grantor trusts, whose shares are listed and traded on U.S. stock exchanges or otherwise traded in the over-the-counter market. ETFs typically seek to track an index, a commodity or a basket of assets like an index fund, but trade like a stock on an exchange. An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up and down, and the portfolio could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of an ETF's shares may be above or below the shares' net asset value; (ii) an active trading market for an ETF's share may not develop or be maintained; or (iii) trading of an ETF's share may be halted if the listing exchange's officials deem such action appropriate, the shares are delisted from the exchange or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.


MONEY MARKET FUNDS


An investment in a money market fund is not a bank deposit, and is not insured or guaranteed by the FDIC or any other government agency. Although money market funds seek to maintain a stable net asset value of $1.00 per share, it is possible to lose money by investing in a money market fund.



                                       TST
                      THB-2 Transamerica Hanlon Balanced VP

STOCKS


Stocks may be volatile -- their prices may go up and down dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, the securities market as a whole or the overall economy. Because the stocks the portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.


FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:


 - market risk: fluctuations in market value




 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down. The longer the maturity or duration, the more sensitive the value of a fixed-income security is to fluctuations in interest rates


 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities


 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines. The portfolio may incur expenses to protect the portfolio's interest in securities experiencing these events. If the portfolio invests in securities that are subordinated to other securities, or which represent interests in pools of such subordinated securities, those investments may be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer.




If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

FOREIGN SECURITIES
Investments in foreign securities, including ADRs, GDRs, and EDRs, involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:


 - different accounting and reporting practices


 - less information available to the public


 - less (or different) regulation of securities markets


 - more complex business negotiations


 - less liquidity


 - more fluctuations in prices


 - delays in settling foreign securities transactions


 - higher costs for holding shares (custodial fees)


 - higher transaction costs


 - vulnerability to seizure and taxes


 - political or financial instability and small markets


 - different market trading days


CURRENCY RISK

When the portfolio invests in securities denominated in foreign currencies, it is subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, the portfolio's investments in foreign currency denominated securities may reduce the returns of the portfolio.



                                       TST
                      THB-3 Transamerica Hanlon Balanced VP

EMERGING MARKETS

Investing in the securities of issuers located in or principally doing business in emerging markets bears foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.


SMALL- OR MEDIUM-SIZED COMPANIES

Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies, particularly developing companies, generally are subject to more volatility in price than larger company securities. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. Smaller companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.





PLEASE ALSO SEE THE PORTFOLIO'S WEBSITE AT WWW.TRANSAMERICAFUNDS.COM (SELECT TRANSAMERICA VARIABLE PORTFOLIO) FOR MORE INFORMATION ABOUT THE PORTFOLIO.


YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.


These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.





To the extent authorized by law, Transamerica Series Trust and each of the portfolios reserves the right to discontinue offering shares at any time or to cease operating entirely.


LIMITATIONS ON INVESTING IN OTHER INVESTMENT COMPANIES

The Investment Company Act of 1940 ("1940 Act") restricts investments by registered investment companies, such as the portfolio, in the securities of other investment companies, including mutual funds and certain ETFs. However, pursuant to exemptive orders issued by the U.S. Securities and Exchange Commission to certain ETFs, the portfolio is permitted to invest in these ETFs beyond the limitations set forth in the 1940 Act, subject to certain terms and conditions set forth in the exemptive orders. The portfolio may be prevented from fully allocating assets to an ETF or mutual fund due to these limitations.


DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

No performance is shown for the portfolio as it had not commenced operations prior to the date of this prospectus. Performance information for the portfolio will appear in a future version of this prospectus once the portfolio has a full calendar year of performance information to report to investors.

(MONEY ICON)
EXPENSES
----------------------------------------


When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. These figures do not reflect any charges or deductions which are, or may be, imposed under the life insurance policy or annuity contracts. The table below sets forth the estimated fees and


                                       TST
                      THB-4 Transamerica Hanlon Balanced VP
expenses you may pay if you invest in the portfolio's shares. Actual expenses may vary significantly.


FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets




                                CLASS OF SHARES
                              INITIAL     SERVICE
-------------------------------------------------
Management fees                 0.90%       0.90%
Rule 12b-1 fees                 0.00%(b)    0.25%
Other expenses                  0.07%       0.07%
Acquired fund fees and
  expenses (fees and
  expenses of underlying
  funds)                        0.25%       0.25%
                              -------------------
TOTAL                           1.22%       1.47%
Expense reduction(c)            0.00%       0.00%
                              -------------------
NET OPERATING EXPENSES          1.22%       1.47%
-------------------------------------------------




(a)  Annual portfolio operating expenses are based on estimates.

(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. Under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2010. The Board of Trustees reserves the right to cause such fees to be paid after that date.


(c) Contractual arrangements with Transamerica Asset Management, Inc. ("TAM"), through April 30, 2010 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees, certain extraordinary expenses and acquired (i.e., underlying) funds' fees and expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00% of average daily net assets, excluding 12b-1 fees, acquired (i.e., underlying) funds' fees and expenses and certain extraordinary expenses. Additional information concerning the fee waiver is discussed in the SAI.


EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It shows the cumulative expenses you would pay if you invested $10,000, reinvested all distributions and dividends without a sales charge, and held your shares for the periods shown and then redeem all of your shares at the end of those periods, with a 5% annual return (this assumption is required by the SEC and is not a prediction of the portfolio's future performance) and portfolio operating expenses remaining the same. Because actual returns and expenses will be different, the example is for comparison only.




The example does not include any fees or charges which are, or may be, imposed under the policies or the annuity contracts.


SHARE CLASS                      1 YEAR   3 YEARS
-------------------------------------------------------------
Initial Class                     $124      $419
Service Class                     $150      $465
-------------------------------------------------------------




(BRIEFCASE ICON)

MANAGEMENT
----------------------------------------
INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM") 570 Carillon Parkway St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.90% of the first $500 million; 0.875% over $500 million up to $1 billion; and 0.85% in excess of $1 billion.

SUB-ADVISER: Hanlon Investment Management, Inc. ("Hanlon") 3393 Bargaintown Road, Suite 200 Egg Harbor Township, NJ 08234

SUB-ADVISORY FEE: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.45% of the first $500 million; 0.425% over $500 million up to $1 billion; and 0.40% in excess of $1 billion.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements will be available in the Trust's semi-annual report for the fiscal period ending June 30, 2009.

PORTFOLIO MANAGERS:


SEAN HANLON is the Chairman, CEO and Chief Investment Officer of Hanlon Investment Management, Inc. He is the Founder of Hanlon Investment Management, in 1999, and is a career veteran in the Investment Industry. His industry experience dates back to 1982 with major Wall Street Firms Merrill Lynch and Paine Webber. Mr. Hanlon is the developer of the proprietary portfolio management strategies that Hanlon Investment Management utilizes to manage investment portfolios. He holds a Mechanical


                                       TST
                      THB-5 Transamerica Hanlon Balanced VP

Engineering Degree from Stevens Institute of Technology, Hoboken, NJ, as well as a Certified Financial Planner (CFP(R)) certificate.


DONALD WILLIAMS, Portfolio Manager, has been with Hanlon since 2004. His industry experience dates back to 2000. Mr. Williams holds a B.A. in Economics from Rutgers University, New Brunswick, NJ.


JEFF VOGL, Assistant Portfolio Manager, has been with Hanlon since 2005. Mr. Vogl holds a B.S. in Computer Science from Trenton State College, Hamilton, NJ.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the portfolio.

(MONEY ICON)

FINANCIAL HIGHLIGHTS
----------------------------------------

Financial Highlights for the portfolio are not included in this prospectus because the portfolio had not commenced operations prior to the date of this prospectus.


                                       TST
                      THB-6 Transamerica Hanlon Balanced VP

(HANLON LOGO) Transamerica Hanlon Growth VP



(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks long-term capital appreciation.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------


The portfolio seeks to achieve its objective by investing primarily in a diversified combination of underlying exchange traded funds ("ETFs") and money market mutual funds (ETFs and money market mutual funds, collectively the "underlying funds").


In seeking to achieve its investment objective, the portfolio follows the following investment strategies:


 - The portfolio's sub-adviser, Hanlon Investment Management, Inc. ("Hanlon" or sub-adviser), seeks to achieve the portfolio's objective by utilizing a tactical and strategic asset allocation process. Tactical management of the portfolio involves active allocation in and out of major asset classes, while the strategic asset allocation management involves identifying and selecting the best asset classes within the major asset classes to invest in when invested and not in money market or similar investments. Hanlon believes that identifying positive trends in asset class price patterns is critical to long term investment success. Hanlon attempts to invest the portfolio's assets during productive markets and to exit or stay out of markets that are displaying unproductive price trends.


 - Under normal market conditions, the portfolio's equity allocation will generally vary between 0% and 100% of its net assets. The equity allocation may involve any combination of domestic and international ETFs, consisting of any mixture of large, medium and small-cap styles and pursuing growth or value strategies. Under certain market conditions, up to 100% of the portfolio could be allocated to bond ETFs (which may include domestic and non-U.S. government and corporate bonds of any credit rating). Hanlon may also invest in currency, commodity, real estate and interest rate ETFs for a portion of the portfolio. The portfolio's money market allocation will consist of all money not invested in ETFs.


 - The portfolio uses a tactical and strategic asset allocation strategy. This involves Hanlon regularly reviewing the portfolio's allocation and making changes to favor investments it believes will provide the most favorable opportunity for achieving the portfolio's objective. Hanlon may actively adjust the portfolio's allocation between and among asset classes at any time to take advantage of short-term market opportunities, and may therefore hold some positions for a relatively short period of time. Other allocation decisions will be strategic and longer-term in nature. Hanlon will attempt to capture short-term market opportunities by actively trading the underlying funds.


 - Hanlon may take a temporary defensive position if there are inadequate investment opportunities due to adverse or unstable market, economic, political or other conditions. If Hanlon does so, different factors could affect the portfolio's performance and the portfolio may not achieve its investment objective.



It is expected that the portfolio will hold at least five underlying funds. It is not possible to predict the extent to which the portfolio will be invested in any particular underlying fund at any time.



The sub-adviser may change the portfolio's asset allocations and underlying funds at any time without investor approval.


As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying funds.


Please see Appendix A for more information about investment strategies.


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------


Risk is inherent in all investing. The value of your investment in the portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the portfolio or your investment may not perform as well as other similar investments. The portfolio is subject to the following primary investment risks, which mainly derive from the risks of the underlying funds in which it invests (each underlying fund is not necessarily subject to each risk listed below), as well as other risks described in Appendix A:



                                       TST
                       THG-1 Transamerica Hanlon Growth VP

MARKET


The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. If the market prices of the securities owned by the portfolio fall, the value of your investment in the portfolio will decline. The value of a security may fall due to factors affecting securities markets generally or a particular sector of the securities markets or factors affecting particular industries or issuers.



The equity and debt capital markets in the United States and internationally have experienced unprecedented volatility. This financial crisis has caused a significant decline in the value and liquidity of many securities. This environment could make identifying investment risks and opportunities especially difficult. These market conditions may continue or get worse. Changes in market conditions will not have the same impact on all types of securities.


TACTICAL AND STRATEGIC ASSET ALLOCATION
If the portfolio's tactical and strategic asset allocation strategy does not work as intended, the portfolio may not achieve its objective and may not perform as well as other asset allocation funds. The sub-adviser's evaluations and assumptions in selecting underlying funds or individual securities may be incorrect in view of actual market conditions, and may result in allocations to an asset class that underperforms other asset classes. For example, the portfolio may overweight equity securities when the stock market is falling and the fixed-income market is rising. The portfolio's allocation may fluctuate dramatically and the allocation strategy may result in short-term shifts in allocations between and among asset classes. Therefore, the portfolio's risk profile with respect to particular asset classes and industries may change at any time based on the sub-adviser's allocation decisions.



ACTIVE TRADING
The sub-adviser may engage in active and frequent trading and, under appropriate circumstances, may purchase or sell securities without regard to the length of time held. A high portfolio turnover rate may increase transaction costs, which may negatively impact the portfolio's performance.


UNDERLYING FUNDS


Because the portfolio invests its assets primarily in various underlying funds, its ability to achieve its investment objective depends largely on the performance of the underlying funds in which it invests. There can be no assurance that the investment objective of any underlying fund will be achieved. The portfolio is indirectly subject to all of the risks associated with an investment in the underlying funds, as described in this prospectus. In addition, the portfolio will indirectly bear a pro rata portion of the operating expenses of the underlying funds in which it invests, and it is subject to business and regulatory developments affecting the underlying funds.


EXCHANGE TRADED FUNDS
ETFs are pooled investment vehicles, such as registered investment companies and grantor trusts, whose shares are listed and traded on U.S. stock exchanges or otherwise traded in the over-the-counter market. ETFs typically seek to track an index, a commodity or a basket of assets like an index fund, but trade like a stock on an exchange. An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up and down, and the portfolio could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of an ETF's shares may be above or below the shares' net asset value; (ii) an active trading market for an ETF's share may not develop or be maintained; or (iii) trading of an ETF's share may be halted if the listing exchange's officials deem such action appropriate, the shares are delisted from the exchange or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.




MONEY MARKET FUNDS


An investment in a money market fund is not a bank deposit, and is not insured or guaranteed by the FDIC or any other government agency. Although money market funds seek to maintain a stable net asset value of $1.00 per share, it is possible to lose money by investing in a money market fund.



                                       TST
                       THG-2 Transamerica Hanlon Growth VP

STOCKS


Stocks may be volatile -- their prices may go up and down dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, the securities market as a whole or the overall economy. Because the stocks the portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.



FIXED-INCOME SECURITIES


The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:



 - market risk: fluctuations in market value


 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down. The longer the maturity or duration, the more sensitive the value of a fixed-income security is to fluctuations in interest rates


 - prepayment or call risk: declining interest rates may cause issuers of securities held by the fund to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the fund to reinvest in lower yielding securities


 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes


 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines. The fund may incur expenses to protect the fund's interest in securities experiencing these events. If the fund invests in securities that are subordinated to other securities, or which represent interests in pools of such subordinated securities, those investments may be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer.



If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the fund's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the fund, or if an issuer of such a security has difficulty meeting its obligations, the fund may become the holder of a restructured security or of underlying assets. In that case, the fund may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.


FOREIGN SECURITIES
Investments in foreign securities, including ADRs, GDRs, and EDRs, involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:


 - different accounting and reporting practices


 - less information available to the public


 - less (or different) regulation of securities markets


 - more complex business negotiations


 - less liquidity


 - more fluctuations in prices


 - delays in settling foreign securities transactions


 - higher costs for holding shares (custodial fees)


 - higher transaction costs


 - vulnerability to seizure and taxes


 - political or financial instability and small markets


 - different market trading days



CURRENCY RISK


When the portfolio invests in securities denominated in foreign currencies, it is subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, the portfolio's investments in foreign currency denominated securities may reduce the returns of the portfolio.


EMERGING MARKETS
Investing in the securities of issuers located in or principally doing business in emerging markets bears foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in


                                       TST
                       THG-3 Transamerica Hanlon Growth VP
emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.


SMALL- OR MEDIUM-SIZED COMPANIES

Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies, particularly developing companies, generally are subject to more volatility in price than larger company securities. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. Smaller companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.





PLEASE ALSO SEE THE PORTFOLIO'S WEBSITE AT WWW.TRANSAMERICAFUNDS.COM (SELECT TRANSAMERICA VARIABLE PORTFOLIO) FOR MORE INFORMATION ABOUT THE PORTFOLIO.


YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.


These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.



To the extent authorized by law, Transamerica Series Trust and each of the portfolios reserves the right to discontinue offering shares at any time or to cease operating entirely.


LIMITATIONS ON INVESTING IN OTHER INVESTMENT COMPANIES

The Investment Company Act of 1940 ("1940 Act") restricts investments by registered investment companies, such as the portfolio, in the securities of other investment companies, including mutual funds and certain ETFs. However, pursuant to exemptive orders issued by the U.S. Securities and Exchange Commission to certain ETFs, the portfolio is permitted to invest in these ETFs beyond the limitations set forth in the 1940 Act, subject to certain terms and conditions set forth in the exemptive orders. The portfolio may be prevented from fully allocating assets to an ETF or mutual fund due to these limitations.


DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

No performance is shown for the portfolio as it had not commenced operations prior to the date of this prospectus. Performance information for the portfolio will appear in a future version of this prospectus once the portfolio has a full calendar year of performance information to report to investors.

(MONEY ICON)
EXPENSES
----------------------------------------


When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. These figures do not reflect any charges or deductions which are, or may be, imposed under the life insurance policy or annuity contracts. The table below sets forth the estimated fees and expenses you may pay if you invest in the portfolio's shares. Actual expenses may vary significantly.



                                       TST
                       THG-4 Transamerica Hanlon Growth VP

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets




                                CLASS OF SHARES
                              INITIAL     SERVICE
-------------------------------------------------
Management fees                 0.90%       0.90%
Rule 12b-1 fees                 0.00%(b)    0.25%
Other expenses                  0.07%       0.07%
Acquired fund fees and
  expenses (fees and
  expenses of underlying
  funds)                        0.25%       0.25%
                              -------------------
TOTAL                           1.22%       1.47%
Expense reduction(c)            0.00%       0.00%
                              -------------------
NET OPERATING EXPENSES          1.22%       1.47%
-------------------------------------------------




(a)  Annual portfolio operating expenses are based on estimates.

(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. Under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2010. The Board of Trustees reserves the right to cause such fees to be paid after that date.


(c) Contractual arrangements with Transamerica Asset Management, Inc. ("TAM"), through April 30, 2010 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees, certain extraordinary expenses and acquired (i.e., underlying) funds' fees and expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00% of average daily net assets, excluding 12b-1 fees, acquired (i.e., underlying) funds' fees and expenses and certain extraordinary expenses. Additional information concerning the fee waiver is discussed in the SAI.


EXPENSE EXAMPLE


This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It shows the cumulative expenses you would pay if you invested $10,000, reinvested all distributions and dividends without a sales charge, and held your shares for the periods shown and then redeem all of your shares at the end of those periods, with a 5% annual return (this assumption is required by the SEC and is not a prediction of the portfolio's future performance) and portfolio operating expenses remaining the same. Because actual returns and expenses will be different, the example is for comparison only.


The example does not include any fees or charges which are, or may be, imposed under the policies or the annuity contracts.


SHARE CLASS                         1 YEAR   3 YEARS
----------------------------------------------------
Initial Class                        $124      $419
Service Class                        $150      $465
----------------------------------------------------




(BRIEFCASE ICON)

MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM")
570 Carillon Parkway
St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.90% of the first $500 million; 0.875% over $500 million up to $1 billion; and 0.85% in excess of $1 billion.

SUB-ADVISER: Hanlon Investment Management, Inc. ("Hanlon") 3393 Bargaintown Road, Suite 200 Egg Harbor Township, NJ 08234

SUB-ADVISORY FEE: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.45% of the first $500 million; 0.425% over $500 million up to $1 billion; and 0.40% in excess of $1 billion.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements will be available in the Trust's semi-annual report for the fiscal period ending June 30, 2009.



PORTFOLIO MANAGERS:


SEAN HANLON is the Chairman, CEO and Chief Investment Officer of Hanlon Investment Management, Inc. He is the Founder of Hanlon Investment Management, in 1999, and is a career veteran in the Investment Industry. His industry experience dates back to 1982 with major Wall Street Firms Merrill Lynch and Paine Webber. Mr. Hanlon is the developer of the proprietary portfolio management strategies that Hanlon


                                       TST
                       THG-5 Transamerica Hanlon Growth VP

Investment Management utilizes to manage investment portfolios. He holds a Mechanical Engineering Degree from Stevens Institute of Technology, Hoboken, NJ, as well as a Certified Financial Planner (CFP(R)) certificate.


DONALD WILLIAMS, Portfolio Manager, has been with Hanlon since 2004. His industry experience dates back to 2000. Mr. Williams holds a B.A. in Economics from Rutgers University, New Brunswick, NJ.


JEFF VOGL, Assistant Portfolio Manager, has been with Hanlon since 2005. Mr. Vogl holds a B.S. in Computer Science from Trenton State College, Hamilton, NJ.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the portfolio.

(MONEY ICON)

FINANCIAL HIGHLIGHTS
----------------------------------------

Financial Highlights for the portfolio are not included in this prospectus because the portfolio had not commenced operations prior to the date of this prospectus.


                                       TST
                       THG-6 Transamerica Hanlon Growth VP

(HANLON LOGO) Transamerica Hanlon Growth and Income VP




(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks capital appreciation and some current income.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------


The portfolio seeks to achieve its objective by investing primarily in a diversified combination of underlying exchange traded funds ("ETFs") and money market mutual funds (ETFs and money market mutual funds, collectively the "underlying funds").


In seeking to achieve its investment objective, the portfolio follows the following investment strategies:


 - The portfolio's sub-adviser, Hanlon Investment Management, Inc. ("Hanlon" or sub-adviser), seeks to achieve the portfolio's objective by utilizing a tactical and strategic asset allocation process. Tactical management of the portfolio involves active allocation in and out of major asset classes, while the strategic asset allocation management involves identifying and selecting the best asset classes within the major asset classes to invest in when invested and not in money market or similar investments. Hanlon believes that identifying positive trends in asset class price patterns is critical to long term investment success. Hanlon attempts to invest the portfolio's assets during productive markets and to exit or stay out of markets that are displaying unproductive price trends.



 - Under normal market conditions, the portfolio's equity allocation will generally vary between 0% and 75% of its net assets. The equity allocation may involve any combination of domestic and international ETFs, consisting of any mixture of large, medium and small-cap styles and pursuing growth or value strategies. The portfolio's bond allocation will generally vary between 0% and 25% of its net assets, but, under certain market conditions, up to 100% of the portfolio could be allocated to bond ETFs (which may include domestic and non-U.S. government and corporate bonds of any credit rating). Hanlon may also invest in currency, commodity, real estate and interest rate ETFs for a portion of the portfolio. The portfolio's money market allocation will consist of all money not invested in ETFs.



 - The portfolio uses a tactical and strategic asset allocation strategy. This involves Hanlon regularly reviewing the portfolio's allocation and making changes to favor investments it believes will provide the most favorable opportunity for achieving the portfolio's objective. Hanlon may actively adjust the portfolio's allocation between and among asset classes at any time to take advantage of short-term market opportunities, and may therefore hold some positions for a relatively short period of time. Other allocation decisions will be strategic and longer-term in nature. Hanlon will attempt to capture short-term market opportunities by actively trading the underlying funds.



 - Hanlon may take a temporary defensive position if there are inadequate investment opportunities due to adverse or unstable market, economic, political or other conditions. If Hanlon does so, different factors could affect the portfolio's performance and the portfolio may not achieve its investment objective.



It is expected that the portfolio will hold at least five underlying funds. It is not possible to predict the extent to which the portfolio will be invested in any particular underlying fund at any time.



The sub-adviser may change the portfolio's asset allocations and underlying funds at any time without investor approval.


As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying funds.


Please see Appendix A for more information about investment strategies.


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------


Risk is inherent in all investing. The value of your investment in the portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the portfolio or your investment may not perform as well as other similar investments. The portfolio is subject to the following primary investment risks, which mainly derive from the risks of the underlying funds in which it invests (each underlying fund is not necessarily subject to each risk listed below), as well as other risks described in Appendix A:



                                       TST
                 THGI-1 Transamerica Hanlon Growth and Income VP

MARKET


The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. If the market prices of the securities owned by the portfolio fall, the value of your investment in the portfolio will decline. The value of a security may fall due to factors affecting securities markets generally or a particular sector of the securities markets or factors affecting particular industries or issuers. The equity and debt capital markets in the United States and internationally have experienced unprecedented volatility. This financial crisis has caused a significant decline in the value and liquidity of many securities. This environment could make identifying investment risks and opportunities especially difficult. These market conditions may continue or get worse. Changes in market conditions will not have the same impact on all types of securities.


TACTICAL AND STRATEGIC ASSET ALLOCATION

If the portfolio's tactical and strategic asset allocation strategy does not work as intended, the portfolio may not achieve its objective and may not perform as well as other asset allocation funds. The sub-adviser's evaluations and assumptions in selecting underlying funds or individual securities may be incorrect in view of actual market conditions, and may result in allocations to an asset class that underperforms other asset classes. For example, the portfolio may overweight equity securities when the stock market is falling and the fixed-income market is rising. The portfolio's allocation may fluctuate dramatically and the allocation strategy may result in short-term shifts in allocations between and among asset classes. Therefore, the portfolio's risk profile with respect to particular asset classes and industries may change at any time based on the sub-adviser's allocation decisions.


ACTIVE TRADING
The sub-adviser may engage in active and frequent trading and, under appropriate circumstances, may purchase or sell securities without regard to the length of time held. A high portfolio turnover rate may increase transaction costs, which may negatively impact the portfolio's performance.

UNDERLYING FUNDS

Because the portfolio invests its assets primarily in various underlying funds, its ability to achieve its investment objective depends largely on the performance of the underlying funds in which it invests. There can be no assurance that the investment objective of any underlying fund will be achieved. The portfolio is indirectly subject to all of the risks associated with an investment in the underlying funds, as described in this prospectus. In addition, the portfolio will indirectly bear a pro rata portion of the operating expenses of the underlying funds in which it invests, and it is subject to business and regulatory developments affecting the underlying mutual funds.


EXCHANGE TRADED FUNDS
ETFs are pooled investment vehicles, such as registered investment companies and grantor trusts, whose shares are listed and traded on U.S. stock exchanges or otherwise traded in the over-the-counter market. ETFs typically seek to track an index, a commodity or a basket of assets like an index fund, but trade like a stock on an exchange. An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up and down, and the portfolio could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of an ETF's shares may be above or below the shares' net asset value; (ii) an active trading market for an ETF's share may not develop or be maintained; or (iii) trading of an ETF's share may be halted if the listing exchange's officials deem such action appropriate, the shares are delisted from the exchange or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.


MONEY MARKET FUNDS


An investment in a money market fund is not a bank deposit, and is not insured or guaranteed by the FDIC or any other government agency. Although money market funds seek to maintain a stable net asset value of $1.00 per share, it is possible to lose money by investing in a money market fund.



                                       TST
                 THGI-2 Transamerica Hanlon Growth and Income VP

STOCKS


Stocks may be volatile -- their prices may go up and down dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, the securities market as a whole or the overall economy. Because the stocks the portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.


FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:


 - market risk: fluctuations in market value


 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down. The longer the maturity or duration, the more sensitive the value of a fixed-income security is to fluctuations in interest rates


 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities


 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines. The portfolio may incur expenses to protect the portfolio's interest in securities experiencing these events. If the portfolio invests in securities that are subordinated to other securities, or which represent interests in pools of such subordinated securities, those investments may be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer.




If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

FOREIGN SECURITIES
Investments in foreign securities, including ADRs, GDRs, and EDRs, involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:


 - different accounting and reporting practices


 - less information available to the public


 - less (or different) regulation of securities markets


 - more complex business negotiations


 - less liquidity


 - more fluctuations in prices


 - delays in settling foreign securities transactions


 - higher costs for holding shares (custodial fees)


 - higher transaction costs


 - vulnerability to seizure and taxes


 - political or financial instability and small markets


 - different market trading days



CURRENCY RISK


When the portfolio invests in securities denominated in foreign currencies, it is subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, the portfolio's investments in foreign currency denominated securities may reduce the returns of the portfolio.



                                       TST
                 THGI-3 Transamerica Hanlon Growth and Income VP

EMERGING MARKETS

Investing in the securities of issuers located in or principally doing business in emerging markets bears foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.


SMALL- OR MEDIUM-SIZED COMPANIES

Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies, particularly developing companies, generally are subject to more volatility in price than larger company securities. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. Smaller companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.



PLEASE ALSO SEE THE PORTFOLIO'S WEBSITE AT WWW.TRANSAMERICAFUNDS.COM (SELECT TRANSAMERICA VARIABLE PORTFOLIO) FOR MORE INFORMATION ABOUT THE PORTFOLIO.


YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.


These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.



To the extent authorized by law, Transamerica Series Trust and each of the portfolios reserves the right to discontinue offering shares at any time or to cease operating entirely.




LIMITATIONS ON INVESTING IN OTHER
INVESTMENT COMPANIES

The Investment Company Act of 1940 ("1940 Act") restricts investments by registered investment companies, such as the portfolio, in the securities of other investment companies, including mutual funds and certain ETFs. However, pursuant to exemptive orders issued by the U.S. Securities and Exchange Commission to certain ETFs, the portfolio is permitted to invest in these ETFs beyond the limitations set forth in the 1940 Act, subject to certain terms and conditions set forth in the exemptive orders. The portfolio may be prevented from fully allocating assets to an ETF or mutual fund due to these limitations.


DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

No performance is shown for the portfolio as it had not commenced operations prior to the date of this prospectus. Performance information for the portfolio will appear in a future version of this prospectus once the portfolio has a full calendar year of performance information to report to investors.

(MONEY ICON)
EXPENSES
----------------------------------------


When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. These figures do not reflect any charges or deductions which are, or may be, imposed under the life insurance policy or annuity contracts. The table below sets forth the estimated fees and expenses you may pay if you invest in the portfolio's shares. Actual expenses may vary significantly.



                                       TST
                 THGI-4 Transamerica Hanlon Growth and Income VP

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets


                                CLASS OF SHARES
                              INITIAL     SERVICE
-------------------------------------------------
Management fees                 0.90%       0.90%
Rule 12b-1 fees                 0.00%(b)    0.25%
Other expenses                  0.07%       0.07%
Acquired fund fees and
  expenses (fees and
  expenses of underlying
  funds)                        0.25%       0.25%
                              -------------------
TOTAL                           1.22%       1.47%
Expense reduction(c)            0.00%       0.00%
                              -------------------
NET OPERATING EXPENSES          1.22%       1.47%
-------------------------------------------------




(a)  Annual portfolio operating expenses are based on estimates.

(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. Under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2010. The Board of Trustees reserves the right to cause such fees to be paid after that date.


(c) Contractual arrangements with Transamerica Asset Management, Inc. ("TAM"), through April 30, 2010 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees, certain extraordinary expenses and acquired (i.e., underlying) funds' fees and expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00% of average daily net assets, excluding 12b-1 fees, acquired (i.e., underlying) funds' fees and expenses and certain extraordinary expenses. Additional information concerning the fee waiver is discussed in the SAI.


EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It shows the cumulative expenses you would pay if you invested $10,000, reinvested all distributions and dividends without a sales charge, and held your shares for the periods shown and then redeem all of your shares at the end of those periods, with a 5% annual return (this assumption is required by the SEC and is not a prediction of the portfolio's future performance) and portfolio operating expenses remaining the same. Because actual returns and expenses will be different, the example is for comparison only.




The example does not include any fees or charges which are, or may be, imposed under the policies or the annuity contracts.


SHARE CLASS                         1 YEAR   3 YEARS
----------------------------------------------------
Initial Class                        $124      $419
Service Class                        $150      $465
----------------------------------------------------




(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM") 570 Carillon Parkway St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.90% of the first $500 million; 0.875% over $500 million up to $1 billion; and 0.85% in excess of $1 billion.

SUB-ADVISER: Hanlon Investment Management, Inc. ("Hanlon") 3393 Bargaintown Road, Suite 200 Egg Harbor Township, NJ 08234

SUB-ADVISORY FEE: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.45% of the first $500 million; 0.425% over $500 million up to $1 billion; and 0.40% in excess of $1 billion.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements will be available in the Trust's semi-annual report for the fiscal period ending June 30, 2009.

PORTFOLIO MANAGERS:


SEAN HANLON is the Chairman, CEO and Chief Investment Officer of Hanlon Investment Management, Inc. He is the Founder of Hanlon Investment Management, in 1999, and is a career veteran in the Investment Industry. His industry experience dates back to 1982 with major Wall Street Firms Merrill Lynch and Paine Webber. Mr. Hanlon is the developer of the proprietary portfolio management strategies that Hanlon Investment Management utilizes to manage investment portfolios. He holds a Mechanical Engineering Degree from Stevens Institute of Technology, Hoboken, NJ, as well as a Certified Financial Planner (CFP(R)) certificate.



                                       TST
                 THGI-5 Transamerica Hanlon Growth and Income VP

DONALD WILLIAMS, Portfolio Manager, has been with Hanlon since 2004. His industry experience dates back to 2000. Mr. Williams holds a B.A. in Economics from Rutgers University, New Brunswick, NJ.


JEFF VOGL, Assistant Portfolio Manager, has been with Hanlon since 2005. Mr. Vogl holds a B.S. in Computer Science from Trenton State College, Hamilton, NJ.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the portfolio.

(MONEY ICON)

FINANCIAL HIGHLIGHTS
----------------------------------------




Financial Highlights for the portfolio are not included in this prospectus because the portfolio had not commenced operations prior to the date of this prospectus.



                                       TST
                 THGI-6 Transamerica Hanlon Growth and Income VP

(HANLON LOGO) Transamerica Hanlon Managed Income VP




(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks conservative stability.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------


The portfolio seeks to achieve its objective by investing primarily in a diversified combination of underlying exchange traded funds ("ETFs") and money market mutual funds (ETFs and money market mutual funds, collectively the "underlying funds").


In seeking to achieve its investment objective, the portfolio follows the following investment strategies:




 - The portfolio's sub-adviser, Hanlon Investment Management, Inc. ("Hanlon" or sub-adviser), seeks to achieve the portfolio's objective by utilizing a tactical and strategic asset allocation process. Tactical management of the portfolio involves active allocation in and out of major asset classes, while the strategic asset allocation management involves identifying and selecting the best asset classes within the major asset classes to invest in when invested and not in money market or similar investments. Hanlon believes that identifying positive trends in asset class price patterns is critical to long term investment success. Hanlon attempts to invest the portfolio's assets during productive markets and to exit or stay out of markets that are displaying unproductive price trends.



 - Under normal market conditions, the portfolio's bond allocation will generally vary between 0% and 100% of its net assets, and the money market allocation will consist of all money not invested in bond ETFs (which may include domestic and non-U.S. government and corporate bonds of any credit rating). Hanlon may also invest in currency and interest rate ETFs for a portion of the portfolio.



 - The portfolio uses a tactical and strategic asset allocation strategy. This involves Hanlon regularly reviewing the portfolio's allocation and making changes to favor investments it believes will provide the most favorable opportunity for achieving the portfolio's objective. Hanlon may actively adjust the portfolio's allocation between and among asset classes at any time to take advantage of short-term market opportunities, and may therefore hold some positions for a relatively short period of time. Other allocation decisions will be strategic and longer-term in nature. Hanlon will attempt to capture short-term market opportunities by actively trading the underlying funds.



 - Hanlon may take a temporary defensive position if there are inadequate investment opportunities due to adverse or unstable market, economic, political or other conditions. If Hanlon does so, different factors could affect the portfolio's performance and the portfolio may not achieve its investment objective.



It is expected that the portfolio will hold at least five underlying funds. It is not possible to predict the extent to which the portfolio will be invested in any particular underlying fund at any time.



The sub-adviser may change the portfolio's asset allocations and underlying funds at any time without investor approval.


As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying funds.


Please see Appendix A for more information about investment strategies.


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------


Risk is inherent in all investing. The value of your investment in the portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the portfolio or your investment may not perform as well as other similar investments. The portfolio is subject to the following primary investment risks, which mainly derive from the risks of the underlying funds in which it invests (each underlying fund is not necessarily subject to each risk listed below), as well as other risks described in Appendix A:



MARKET


The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. If the market prices of the securities owned by the portfolio fall, the value of your investment in the portfolio will decline. The value of a security may fall due to factors affecting securities markets



                                       TST

                  THMI-1 Transamerica Hanlon Managed Income VP generally or a particular sector of the securities markets or factors affecting particular industries or issuers. The equity and debt capital markets in the United States and internationally have experienced unprecedented volatility. This financial crisis has caused a significant decline in the value and liquidity of many securities. This environment could make identifying investment risks and opportunities especially difficult. These market conditions may continue or get worse. Changes in market conditions will not have the same impact on all types of securities.


TACTICAL AND STRATEGIC ASSET ALLOCATION
If the portfolio's tactical and strategic asset allocation strategy does not work as intended, the portfolio may not achieve its objective and may not perform as well as other asset allocation funds. The sub-adviser's evaluations and assumptions in selecting underlying funds or individual securities may be incorrect in view of actual market conditions, and may result in allocations to an asset class that underperforms other asset classes. The portfolio's allocation may fluctuate dramatically and the allocation strategy may result in short-term shifts in allocations between and among asset classes. Therefore, the portfolio's risk profile with respect to particular asset classes and industries may change at any time based on the sub-adviser's allocation decisions.



ACTIVE TRADING
The sub-adviser may engage in active and frequent trading and, under appropriate circumstances, may purchase or sell securities without regard to the length of time held. A high portfolio turnover rate may increase transaction costs, which may negatively impact the portfolio's performance.

UNDERLYING EXCHANGE TRADED FUNDS AND UNDERLYING MUTUAL FUNDS

Because the portfolio invests its assets primarily in various underlying funds, its ability to achieve its investment objective depends largely on the performance of the underlying funds in which it invests. There can be no assurance that the investment objective of any underlying fund will be achieved. The portfolio is indirectly subject to all of the risks associated with an investment in the underlying funds, as described in this prospectus. In addition, the portfolio will indirectly bear a pro rata portion of the operating expenses of the underlying funds in which it invests, and it is subject to business and regulatory developments affecting the underlying mutual funds.


EXCHANGE TRADED FUNDS
ETFs are pooled investment vehicles, such as registered investment companies and grantor trusts, whose shares are listed and traded on U.S. stock exchanges or otherwise traded in the over-the-counter market. ETFs typically seek to track an index, a commodity or a basket of assets like an index fund, but trade like a stock on an exchange. An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up and down, and the portfolio could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of an ETF's shares may be above or below the shares' net asset value; (ii) an active trading market for an ETF's share may not develop or be maintained; or (iii) trading of an ETF's share may be halted if the listing exchange's officials deem such action appropriate, the shares are delisted from the exchange or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.


MONEY MARKET FUNDS


An investment in a money market fund is not a bank deposit, and is not insured or guaranteed by the FDIC or any other government agency. Although money market funds seek to maintain a stable net asset value of $1.00 per share, it is possible to lose money by investing in a money market fund.


FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:


 - market risk: fluctuations in market value


 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down. The longer the maturity or duration, the more



                                       TST

                  THMI-2 Transamerica Hanlon Managed Income VP sensitive the value of a fixed-income security is to fluctuations in interest rates


 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities


 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines. The portfolio may incur expenses to protect the portfolio's interest in securities experiencing these events. If the portfolio invests in securities that are subordinated to other securities, or which represent interests in pools of such subordinated securities, those investments may be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer.


If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.


PLEASE ALSO SEE THE PORTFOLIO'S WEBSITE AT WWW.TRANSAMERICAFUNDS.COM (SELECT TRANSAMERICA VARIABLE PORTFOLIO) FOR MORE INFORMATION ABOUT THE PORTFOLIO.


YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.


These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.



To the extent authorized by law, Transamerica Series Trust and each of the portfolios reserves the right to discontinue offering shares at any time or to cease operating entirely.


LIMITATIONS ON INVESTING IN OTHER INVESTMENT COMPANIES

The Investment Company Act of 1940 ("1940 Act") restricts investments by registered investment companies, such as the portfolio, in the securities of other investment companies, including mutual funds and certain ETFs. However, pursuant to exemptive orders issued by the U.S. Securities and Exchange Commission to certain ETFs, the portfolio is permitted to invest in these ETFs beyond the limitations set forth in the 1940 Act, subject to certain terms and conditions set forth in the exemptive orders. The portfolio may be prevented from fully allocating assets to an ETF or mutual fund due to these limitations.


DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------
No performance is shown for the portfolio as it had not commenced operations prior to the date of this prospectus. Performance information for the portfolio will appear in a future version of this prospectus once the portfolio has a full calendar year of performance information to report to investors.

(MONEY ICON)
EXPENSES
----------------------------------------
When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. These figures do not reflect any charges


                                       TST

                  THMI-3 Transamerica Hanlon Managed Income VP or deductions which are, or may be, imposed under the life insurance policy or annuity contracts. The table below sets forth the estimated fees and expenses you may pay if you invest in the portfolio's shares. Actual expenses may vary significantly.


FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets


                                CLASS OF SHARES
                              INITIAL     SERVICE
-------------------------------------------------
Management fees                 0.90%       0.90%
Rule 12b-1 fees                 0.00%(b)    0.25%
Other expenses                  0.07%       0.07%
Acquired fund fees and
  expenses (fees and
  expenses of underlying
  funds)                        0.20%       0.20%
                              -------------------
TOTAL                           1.17%       1.42%
Expense reduction(c)            0.00%       0.00%
                              -------------------
NET OPERATING EXPENSES          1.17%       1.42%
-------------------------------------------------




(a)  Annual portfolio operating expenses are based on estimates.

(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. Under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2010. The Board of Trustees reserves the right to cause such fees to be paid after that date.


(c) Contractual arrangements with Transamerica Asset Management, Inc. ("TAM"), through April 30, 2010 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees, certain extraordinary expenses and acquired (i.e., underlying) funds' fees and expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00% of average daily net assets, excluding 12b-1 fees, acquired (i.e., underlying) funds' fees and expenses and certain extraordinary expenses. Additional information concerning the fee waiver is discussed in the SAI.


EXPENSE EXAMPLE


This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It shows the cumulative expenses you would pay if you invested $10,000, reinvested all distributions and dividends without a sales charge, and held your shares for the periods shown and then redeem all of your shares at the end of those periods, with a 5% annual return (this assumption is required by the SEC and is not a prediction of the portfolio's future performance) and portfolio operating expenses remaining the same. Because actual returns and expenses will be different, the example is for comparison only.


The example does not include any fees or charges which are, or may be, imposed under the policies or the annuity contracts.


SHARE CLASS                         1 YEAR   3 YEARS
----------------------------------------------------
Initial Class                        $119      $404
Service Class                        $145      $449
----------------------------------------------------




(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM") 570 Carillon Parkway St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.90% of the first $500 million; 0.875% over $500 million up to $1 billion; and 0.85% in excess of $1 billion.

SUB-ADVISER: Hanlon Investment Management, Inc. ("Hanlon") 3393 Bargaintown Road, Suite 200 Egg Harbor Township, NJ 08234

SUB-ADVISORY FEE: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.45% of the first $500 million; 0.425% over $500 million up to $1 billion; and 0.40% in excess of $1 billion.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements will be available in the Trust's semi-annual report for the fiscal period ending June 30, 2009.

PORTFOLIO MANAGERS:


SEAN HANLON is the Chairman, CEO and Chief Investment Officer of Hanlon Investment Management, Inc. He is the Founder of Hanlon Investment Management, in 1999, and is a career veteran in the Investment Industry. His industry experience dates back to 1982 with major Wall Street Firms Merrill Lynch and Paine Webber. Mr. Hanlon is the developer of the proprietary portfolio management strategies that Hanlon Investment Management utilizes to manage



                                       TST

                  THMI-4 Transamerica Hanlon Managed Income VP investment portfolios. He holds a Mechanical Engineering Degree from Stevens Institute of Technology, Hoboken, NJ, as well as a Certified Financial Planner (CFP(R)) certificate.


DONALD WILLIAMS, Portfolio Manager, has been with Hanlon since 2004. His industry experience dates back to 2000. Mr. Williams holds a B.A. in Economics from Rutgers University, New Brunswick, NJ.


JEFF VOGL, Assistant Portfolio Manager, has been with Hanlon since 2005. Mr. Vogl holds a B.S. in Computer Science from Trenton State College, Hamilton, NJ.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the portfolio.

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

Financial Highlights for the portfolio are not included in this prospectus because the portfolio had not commenced operations prior to the date of this prospectus.



                                       TST

                  THMI-5 Transamerica Hanlon Managed Income VP

Additional Information -- All Portfolios


(QUESTION ICON)

MANAGEMENT
----------------------------------------

The Board of Trustees is responsible for managing the business affairs of the Trust. It oversees the operation of the Trust by its officers. It also reviews the management of the portfolio's assets by the investment adviser and the sub-adviser. Information about the Trustees and executive officers of the Trust is contained in the SAI.

TAM, located at 570 Carillon Parkway, St. Petersburg, Florida 33716, has served as investment adviser since 1997. TAM hires investment sub-advisers to furnish investment advice and recommendations, and has entered into sub-advisory agreements with each portfolio's sub-adviser. TAM also monitors each sub-adviser's buying and selling of securities and administration of the portfolio. For these services, it is paid investment advisory fees. These fees are calculated on the average daily net assets of each portfolio, and are paid at the rates previously shown in this prospectus.

TAM is directly owned by Western Reserve Life Assurance Co. of Ohio (77%) ("Western Reserve") and AUSA Holding Company (23%) ("AUSA"), both of which are indirect, wholly owned subsidiaries of AEGON N.V. AUSA is wholly owned by AEGON USA, LLC ("AEGON USA"), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is owned by AEGON US Holding Corporation, which is owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is owned by The AEGON Trust, which is owned by AEGON International B.V., which is owned by AEGON NV, a Netherlands corporation, and a publicly traded international insurance group.

From time to time, TAM and/or its affiliates may pay, out of their own resources and not out of portfolio assets, for distribution and/or administrative services provided by broker-dealers and other financial intermediaries. See the section titled "Other Distribution and Service Arrangements" in this prospectus.

The portfolios rely on an order from the SEC (Release IC-23379 dated August 5, 1998) that permits the portfolios and their investment adviser, TAM, subject to certain conditions, with the approval of shareholders, to:

(1) employ a new unaffiliated sub-adviser for a portfolio pursuant to the terms of a new investment sub-advisory agreement, either as a replacement for an existing sub-adviser or as an additional sub-adviser;

(2) materially change the terms of any sub-advisory agreement; and

(3) continue the employment of an existing sub-adviser on the same sub-advisory contract terms where a contract has been assigned because of a change in control of the sub-adviser.

In such circumstances, shareholders would receive notice and information about the new sub-adviser within ninety (90) days after the hiring of any new sub-adviser.

INVESTMENT POLICY CHANGES
Unless expressly designated as fundamental, all policies of the portfolios may be changed by the Board of Trustees without shareholder approval.

(QUESTION ICON)
OTHER INFORMATION
----------------------------------------

SHARE CLASSES
TST has two classes of shares, an Initial Class and a Service Class. Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum Rule 12b-1 fee equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Trust does not intend to pay any distribution fees for Initial Class shares through April 30, 2010. The Trust reserves the right to pay such fees after that date.

Service Class shares have a maximum Rule 12b-1 fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses will lower investment performance.

PURCHASE AND REDEMPTION OF SHARES

As described earlier in this prospectus, shares of the portfolios are intended to be sold to separate accounts of insurance companies, including certain separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Inc., Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York and


                   1 Additional Information -- All Portfolios

Monumental Life Insurance Company. The Trust currently does not foresee any disadvantages to investors if a portfolio serves as an investment medium for both variable annuity contracts and variable life insurance policies. However, it is theoretically possible that the interest of owners of annuity contracts and insurance policies for which a portfolio serves as an investment medium might at some time be in conflict due to differences in tax treatment or other considerations. The Board of Trustees and each participating insurance company would be required to monitor events to identify any material conflicts between variable annuity contract owners and variable life insurance policy owners, and would have to determine what action, if any, should be taken in the event of such a conflict. If such a conflict occurred, an insurance company participating in a portfolio might be required to redeem the investment of one or more of its separate accounts from the portfolio, which might force the portfolio to sell securities at disadvantageous prices.

Shares are sold and redeemed at their net asset value ("NAV") without the imposition of any sales commission or redemption charge. (However, certain sales or other charges may apply to the policies or annuity contracts, as described in the product prospectuses.) Shares of each portfolio are purchased or redeemed at the NAV per share next determined after receipt and acceptance by the Trust's distributor (or other agent) of a purchase order or receipt of a redemption request

VALUATION OF SHARES
The NAV of all portfolios is determined on each day the New York Stock Exchange ("NYSE") is open for business. The NAV is not determined on days when the NYSE is closed (generally, New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas). Foreign securities may trade in their primary markets on weekends or other days when a portfolio does not price its shares (therefore, the NAV of a portfolio holding foreign securities may change on days when shareholders will not be able to buy or sell shares of the portfolios).


Purchase orders received in good order and accepted, and redemption orders received in good order, before the close of business on the NYSE, usually 4:00 p.m. Eastern Time, receive the NAV determined at the close of the NYSE that day. Purchase and redemption requests received after the NYSE is closed receive the NAV at the close of the NYSE the next day the NYSE is open.


Orders for shares of the portfolios and corresponding orders for the underlying funds in which they invest are priced on the same day when orders for shares are received. Thus, receipt in good order and acceptance of a purchase request or receipt in good order of a redemption request for shares of the portfolios by regular closing time of the NYSE is deemed to constitute receipt of a proportional order for the corresponding underlying funds on the same day, so that both orders receive that day's NAV.

HOW NAV IS CALCULATED

The NAV of each portfolio (or class thereof) is calculated by taking the value of its net assets and dividing by the number of shares of the portfolio (or class) that are then outstanding.


The Board of Trustees has approved procedures to be used to value the portfolios' securities for the purposes of determining the portfolios' NAV. The valuation of the securities of the portfolios is determined in good faith by or under the direction of the Board. The Board has delegated certain valuation functions for the portfolios to TAM.


In general, securities and other investments are valued based on market prices at the close of regular trading on the NYSE. Portfolio securities listed or traded on domestic securities exchanges or the NASDAQ/NMS, including dollar-denominated foreign securities or ADRs, are valued at the closing price on the exchange or system where the security is principally traded. With respect to securities traded on the NASDAQ/NMS, such closing price may be the last reported sale price or the NASDAQ Official Closing Price ("NOCP"). If there have been no sales for that day on the exchange or system where the security is principally traded, then the value should be determined with reference to the last sale price, or the NOCP, if applicable, on any other exchange or system. If there have been no sales for that day on any exchange or system, a security is valued at the closing bid quotes on the exchange or system where the security is principally traded, or at the NOCP, if applicable. Foreign securities traded on U.S. exchanges are generally priced using last sale price regardless of trading activity. Securities traded over-the-counter are valued at the mean of the last bid and asked prices. The market price for debt obligations is generally the


                   2 Additional Information -- All Portfolios price supplied by an independent third party pricing service approved by the portfolios' Board, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Investments in securities maturing in 60 days or less may be valued at amortized cost. Foreign securities generally are valued based on quotations from the primary market in which they are traded, and are converted from the local currency into U.S. dollars using current exchange rates. Market quotations for securities prices may be obtained from automated pricing services. Shares of open-end investment companies are generally valued at the net asset value per share reported by that investment company.


When a market quotation for a security is not readily available (which may include closing prices deemed to be unreliable because of the occurrence of a subsequent event), TAM's valuation committee may, in good faith, establish a fair value for the security in accordance with valuation procedures adopted by the Board. The types of securities for which such fair value pricing may be required include, but are not limited to: foreign securities, where a significant event occurs after the close of the foreign market on which such security principally trades that is likely to have changed the value of such security, or the closing value is otherwise deemed unreliable; securities of an issuer that has entered into a restructuring; securities whose trading has been halted or suspended; fixed-income securities that have gone into default and for which there is no current market value quotation; and securities that are restricted as to transfer or resale. The portfolios use a fair value model developed by an independent third party pricing service to price foreign equity securities on days when there is a certain percentage change in the value of a domestic equity security index, as such percentage may be determined by TAM from time to time.

Valuing securities in accordance with fair value procedures involves greater reliance on judgment than valuing securities based on readily available market quotations. The valuation committee makes fair value determinations in good faith in accordance with each underlying funds' valuation procedures. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that an underlying fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the underlying fund determines its NAV.

DIVIDENDS AND DISTRIBUTIONS

Each portfolio intends to distribute substantially all of its net investment income, if any, annually. Capital gains distributions are typically declared and reinvested annually, if any. Dividends and distributions are paid in additional shares on the business day following the ex-date. Distributions of short-term capital gains are included as distributions of net investment income.


TAXES
Each portfolio has qualified (or will qualify in its initial year) and expects to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended ("Code"). As a regulated investment company, a portfolio generally will not be subject to federal income tax on that part of its taxable income that it distributes. Taxable income consists generally of net investment income, and any capital gains. It is each portfolio's intention to distribute all such income and gains.


Shares of each portfolio are offered only to the separate accounts of Western Reserve and its affiliates. Separate accounts are insurance company separate accounts that fund variable insurance policies and annuity contracts. Each separate account is required to meet certain diversification requirements under
Section 817(h) of the Code and the regulations thereunder in order for insurance policies and annuity contracts funded by that separate account to qualify for their expected tax treatment. If a portfolio qualifies as a regulated investment company and only sells its shares to separate accounts and certain other qualified investors, the separate accounts invested in that portfolio will be allowed to look through to the portfolio's investments in order to satisfy the separate account diversification requirements. Each portfolio intends to comply with those diversification requirements. If a portfolio fails to meet the diversification requirement under Section 817(h) of the Code, fails to qualify as a regulated investment company or fails to limit sales of portfolio shares to the permitted investors described above, then income earned with respect to the insurance policies and annuity contracts could become currently taxable to the owners of the contracts, and income for prior periods with respect to these policies and contracts could also be taxable.



                   3 Additional Information -- All Portfolios

The foregoing is only a summary of some of the important federal income tax considerations generally affecting a portfolio and you; see the SAI for a more detailed discussion. You are urged to consult your tax advisors with respect to an investment in a portfolio. For a discussion of the taxation of separate accounts and variable annuity and life insurance contracts, see "Federal Income Tax Considerations" included in the respective prospectuses for the policies and contracts.

DISTRIBUTION AND SERVICE PLANS

The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the "Plan") and pursuant to the Plan, entered into a Distribution Agreement with Transamerica Capital, Inc. ("TCI"), located at 4600 South Syracuse Street, Suite 1100, Denver, CO 80327. TCI is an affiliate of the investment adviser and serves as principal underwriter for the Trust. The Plan permits the use of Trust assets to help finance the distribution of the shares of the portfolios. Under the Plan, the Trust, on behalf of the portfolios, makes payments to various service providers up to 0.15% of the average daily net assets of each portfolio attributable to the Initial Class and up to 0.25% of the average daily net assets of each portfolio attributable to the Service Class. Because the Trust pays these fees out of its assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.



As of the date of this prospectus, the Trust has not paid any distribution fees under the Plan with respect to Initial Class shares, and does not intend to do so for Initial Class shares before April 30, 2010. You will receive written notice prior to the payment of any fees under the Plan relating to Initial Class shares. The Trust may, however, pay fees relating to Service Class shares.


OTHER DISTRIBUTION AND SERVICE ARRANGEMENTS

The insurance companies that selected the TST portfolios as investment options for the variable annuity contracts and variable life insurance policies that they issue and distribute, Western Reserve Life Assurance Co. of Ohio ("WRL"), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York and Monumental Life Insurance Company, (together, the "Transamerica Insurance Companies"), are affiliated with TAM. The Transamerica Insurance Companies, TCI, and TAM may use a variety of financial and accounting methods to allocate resources and profits across the Transamerica group of companies. These methods may take the form of internal credit, recognition or cash payments within the group. These arrangements may be entered into for a variety of purposes, such as, for example, to allocate resources to the Transamerica Insurance Companies to provide administrative services to the portfolios, the investors and the separate accounts that invest in the portfolios. These methods and arrangements do not impact the cost incurred when investing in one of the portfolios. Additionally, if a portfolio is sub-advised by an affiliate of the Transamerica Insurance Companies and TAM, the Transamerica group of companies may retain more revenue than on those portfolios sub-advised by non-affiliated entities. For example, TAM is a majority-owned subsidiary of WRL and is affiliated with the other Transamerica Insurance Companies, and TAM's business profits (from managing the portfolios) may directly benefit WRL and the other Transamerica Insurance Companies. Also, management personnel of the Transamerica Insurance Companies could receive additional compensation if the amount of investments in the TST portfolios meets certain levels or increases over time. These affiliations, methods and arrangements may provide incentives for the Transamerica Insurance Companies to make the TST portfolios' shares available to current or prospective variable contract owners to the detriment of other potential investment options.


In addition, TAM, the Transamerica Insurance Companies and/or TCI, out of their past profits and other available sources, makes additional cash payments or non-cash payments to financial intermediaries as a means to promote the distribution of variable contracts (and thus, indirectly, the portfolios' shares). In certain cases, these payments may be significant.




The foregoing arrangements are sometimes referred to as "revenue sharing" arrangements. Revenue sharing is not an expense of the portfolios, does not result in increased expenses, and are not reflected in the fees and expenses tables included in this prospectus. TAM also may compensate financial intermediaries (in addition to amounts that may be paid by the portfolios) for providing certain administrative services.


Investors should consult the prospectus of the separate accounts that issue the variable contracts that they have purchased to learn about specific

                   4 Additional Information -- All Portfolios incentives and financial interests that their insurance agent, broker or other financial intermediaries may receive when they sell variable contracts to you and to learn about revenue sharing arrangements relevant to the insurance company sponsor of the separate account.

Investors may be able to obtain more information about these incentives and revenue sharing arrangements, including the conflicts of interests that such arrangements potentially may create, from their insurance agents, brokers and other financial intermediaries, and should so inquire if they would like additional information. An investor may ask his/her insurance agent, broker or financial intermediary how he/she will be compensated for investments made in the portfolios.

Revenue sharing arrangements may encourage insurers and other financial intermediaries to render services to variable contract owners and qualified plan participants, and may also provide incentive for the insurers and other intermediaries to make the portfolios' shares available to current or prospective variable contract owners to the detriment of other investment options.

MARKET TIMING AND DISRUPTIVE TRADING
Some investors try to profit from various short-term or frequent trading strategies known as market timing and disruptive trading. Examples of market timing and disruptive trading include switching money into portfolios when their share prices are expected to rise and taking money out when their share prices are expected to fall, and switching from one portfolio to another and then back again after a short period of time. Such trading activities may have harmful effects. For example, as money is shifted in and out, a portfolio may incur expenses for buying and selling securities. Excessive purchases, redemptions or exchanges of portfolio shares also may have an adverse effect on portfolio management and performance by impeding a portfolio manager's ability to sustain an investment objective, causing the portfolio to maintain a higher level of cash than would otherwise be the case, or causing the portfolio to liquidate investments prematurely (or otherwise at an inopportune time) in order to pay redemption proceeds and incur increased brokerage and administrative expenses. Also, if purchases, redemptions or transfers in and out of a portfolio are made at prices that do not reflect an accurate value for the portfolio's investments, the interests of long-term investors could be diluted. These effects are suffered by all investors in the portfolios, not just those making the trades, and they may hurt portfolio performance.

THE TST BOARD OF TRUSTEES HAS APPROVED POLICIES AND PROCEDURES THAT ARE DESIGNED TO DISCOURAGE MARKET TIMING AND DISRUPTIVE TRADING.


The portfolios rely on the insurance companies that offer shares of the portfolios as investment options for variable contracts to monitor market timing and disruptive trading by their customers. The portfolios seek periodic certifications from the insurance companies that they have policies and procedures in place designed to monitor and prevent market timing and disruptive trading activity by their customers, and that they will use their best efforts to prevent market timing and disruptive trading activity that appears to be in contravention of the portfolios' policies on market timing or disruptive trading as disclosed in this prospectus. The portfolios also may instruct from time to time the insurance companies to scrutinize purchases, including purchases in connection with exchange transactions that exceed a certain size. Each portfolio reserves the right, in its sole discretion and without prior notice, to reject, delay, restrict or refuse, in whole or in part, any request to purchase shares, including purchases in connection with an exchange transaction and orders that have been accepted by an intermediary, which it reasonably believes to be in connection with market timing or disruptive trading by a contract or policy owner (a "contract owner") or by accounts of contract owners under common control (for example, related contract owners, or a financial adviser with discretionary trading authority over multiple accounts). The portfolios apply these policies and procedures to all investors on a uniform basis and do not make special arrangements or grant exceptions to accommodate market timing or disruptive trading.


While the portfolios discourage market timing and disruptive trading, the portfolios cannot always recognize or detect such trading, particularly if it is facilitated by financial intermediaries or done through omnibus account arrangements (orders through omnibus account arrangements reflect the aggregation and netting of multiple orders from individual investors). The omnibus nature of the orders received by the portfolios from insurance companies limits the portfolios' ability to apply their

                   5 Additional Information -- All Portfolios restrictions against market timing and disruptive trading. The portfolios' distributor has entered into agreements with intermediaries requiring the intermediaries to provide certain information to help identify harmful trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in excessive trading. There is no guarantee that the procedures used by the insurance companies will be able to curtail all market timing or disruptive trading activity. For example, shareholders who seek to engage in such activity may use a variety of strategies to avoid detection, and the insurance companies' ability to deter such activity may be limited by operational and technological systems as well as their ability to predict strategies employed by investors (or those acting on their behalf) to avoid detection. Also, the portfolios do not expressly limit the number or size of trades in a given period, and they provide no assurance that they will be able to detect or deter all market timing or disruptive trading. It is therefore likely that some level of market timing or disruptive trading will occur before the insurance companies and/or the portfolios are able to detect it and take steps in an attempt to deter it. All shareholders may thus bear the risks associated with such activity. Moreover, the ability to discourage and restrict market timing or disruptive trading may be limited by decisions of state regulatory bodies and court orders that cannot be predicted. Investors should also review the prospectus that describes the variable contracts that they are purchasing to learn more about the policies and procedures used by insurance companies to detect and deter frequent, short-term trading.

IF YOU INTEND TO CONDUCT MARKET TIMING OR POTENTIALLY DISRUPTIVE TRADING, WE REQUEST THAT YOU DO NOT INVEST IN SHARES OF ANY OF THE PORTFOLIOS.


                   6 Additional Information -- All Portfolios

Appendix A
More on Strategies and Risks





HOW TO USE THIS SECTION


In the discussions of the individual portfolio(s), you found descriptions of the principal strategies and risks associated with such portfolio(s). In those pages, you were referred to this section for more information. For best understanding, first read the description of the portfolio you are interested in, then refer to this section. For even more discussions of strategies and risks, see the SAI, which is available upon request. See the back cover of this prospectus for information on how to order the SAI.


DIVERSIFICATION
The Investment Company Act of 1940 ("1940 Act") classifies investment companies as either diversified or non-diversified. Diversification is the practice of spreading a portfolio's assets over a number of issuers to reduce risk. A non-diversified portfolio has the ability to take larger positions in fewer issuers. Because the appreciation or depreciation of a single security may have a greater impact on the net asset value of a non-diversified portfolio, its share price can be expected to fluctuate more than a diversified portfolio.


The portfolios qualify as diversified portfolios under the 1940 Act.


UNDERLYING FUNDS

Each portfolio's ability to achieve its objective depends largely on the performance of the underlying funds in which it invests, a pro rata portion of whose operating expenses the portfolio bears. Each underlying fund's performance, in turn, depends on the particular securities in which that underlying fund invests. Accordingly, each portfolio is subject indirectly to all the risks associated with its underlying funds. These risks include the risks described herein. In addition, a portfolio may own a significant portion of the shares of the underlying funds in which it invests. Transactions by a portfolio may be disruptive to the management of the underlying funds, which may experience large inflows or redemptions of assets as a result. A portfolio's investment may have an impact on the operating expenses of the underlying funds and may generate or increase the levels of taxable returns recognized by the portfolio or an underlying fund.


INVESTING IN COMMON STOCKS

Stocks are volatile -- their prices may go up and down dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, the securities market as a whole or the overall economy. Because the stocks a portfolio may hold fluctuate in price, the value of the portfolio's investments in the portfolio will go up and down.


INVESTING IN PREFERRED STOCKS

Preferred stock represents an interest in a company that generally entitles the holder to receive, in preference to the holders of the company's common stock, dividends and a fixed share of the proceeds resulting from any liquidation of the company. Preferred stock's right to dividends and liquidation proceeds is junior to the rights of a company's debt securities. Preferred stocks may pay fixed or adjustable rates of return. The value of preferred stock may be subject to factors that affect fixed income and equity securities, including changes in interest rates and in a company's creditworthiness. Shareholders of preferred stock may suffer a loss of value if dividends are not paid. Preferred stock does not generally carry voting rights.


INVESTING IN CONVERTIBLE SECURITIES
Since preferred stocks and corporate bonds generally pay a stated return, their prices usually do not depend on the price of the company's common stock. But some companies issue preferred stocks and bonds that are convertible into their common stocks. Linked to the common stock in this way, convertible securities typically go up and down in price inversely to interest rates as the common stock does, adding to their market risk. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

VOLATILITY
The more an investment goes up and down in price, the more volatile it is said to be. Volatility increases the market risk (i.e., risk of loss due to fluctuation in value) because even though your portfolio may go up more than the market in good times, it may also go down more than the market in bad times. If you decide to sell when a volatile portfolio is down, you could lose more. Price changes may be temporary and for extended periods.


                                  1 Appendix A

Appendix A
More on Strategies and Risks (continued)



INVESTING IN BONDS
Like common stocks, bonds fluctuate in value, although the factors causing this may be different, including:


 - CHANGES IN INTEREST RATES. Bond prices tend to move the opposite of interest rates. Why? Because when interest rates on new bond issues go up, rates on existing bonds stay the same and they become less desirable. When rates go down, the reverse happens. This is also true for most preferred stocks and some convertibles.



 - LENGTH OF TIME TO MATURITY. When a bond matures, the issuer must pay the owner its face value. If the maturity date is a long way off, many things can affect its value, so a bond is more volatile the farther it is from maturity. As that date approaches, fluctuations usually become smaller and the price gets closer to face value.



 - DEFAULTS. Bond issuers make at least two promises: (1) to pay interest during the bond's term and (2) to return principal when it matures. If an issuer fails to keep one or both of these promises, the bond will probably drop in price dramatically, and may even become worthless.



 - DECLINES IN RATINGS. At the time of issue, most bonds are rated by professional rating services, such as Moody's Investors Service ("Moody's") and Standard & Poor's Ratings Group ("S&P"). The stronger the financial backing behind the bond, the higher the rating. If this backing is weakened or lost, the rating service may downgrade the bond's rating. This is virtually certain to cause the bond to drop in price.



 - LOW QUALITY. High-yield/high-risk securities (commonly known as "junk bonds") have greater credit risk, are more sensitive to interest rate movements, are considered more speculative, have a greater vulnerability to economic changes, are subject to greater price volatility and are less liquid than higher quality fixed-income securities. These securities may be more susceptible to credit risk and market risk than higher quality debt securities because their issuers may be less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for higher quality debt securities. As a result, a sub-adviser of a portfolio may find it more difficult to sell these securities or may have to sell them at lower prices. High yield securities are not generally meant for short-term investing.



 - LOSS OF LIQUIDITY. If a bond is downgraded, or for other reasons drops in price, or if the bond is a type of investment that falls out of favor with investors, the market demand for it may "dry up." In that case, the bond may be hard to sell or "liquidate" (convert to cash).


INVESTING IN FOREIGN SECURITIES

Foreign securities are investments offered by non-U.S. companies, governments and government agencies. They involve risks in addition to those associated with securities of domestic issuers, including:



 - CHANGES IN CURRENCY VALUES. Foreign securities are sold in currencies other than U.S. dollars. If a currency's value drops relative to the dollar, the value of your portfolio shares could drop too. Also, dividend and interest payments may be lower. Factors affecting exchange rates include, without limitation: differing interest rates among countries; balances of trade; amount of a country's overseas investments; and intervention by banks. Some portfolios also invest in American Depositary Receipts ("ADRs") and American Depositary Shares ("ADSs"). They represent securities of foreign companies traded on U.S. exchanges, and their values are expressed in U.S. dollars. Changes in the value of the underlying foreign currency will change the value of the ADRs or ADSs. A portfolio may incur costs when it converts other currencies into dollars, and vice versa.



 - CURRENCY SPECULATION. The foreign currency market is largely unregulated and subject to speculation. A portfolio's investments in foreign currency-denominated securities may reduce the returns of the portfolio.



 - DIFFERING ACCOUNTING AND REPORTING PRACTICES. Foreign tax laws are different, as are laws, practices and standards for accounting, auditing and reporting data to investors.



 - LESS INFORMATION AVAILABLE TO THE PUBLIC. Foreign companies usually make far less information available to the public.



                                  2 Appendix A

Appendix A
More on Strategies and Risks (continued)




 - LESS REGULATION. Securities regulations in many foreign countries are more lax than in the U.S. In addition, regulation of banks and capital markets can be weak.



 - MORE COMPLEX NEGOTIATIONS. Because of differing business and legal procedures, a portfolio might find it hard to enforce obligations or negotiate favorable brokerage commission rates.



 - LESS LIQUIDITY/MORE VOLATILITY. Some foreign securities are harder to convert to cash than U.S. securities, and their prices may fluctuate more dramatically.



 - SETTLEMENT DELAYS. "Settlement" is the process of completing payment and delivery of a securities transaction. In many countries, this process takes longer than it does in the U.S.



 - HIGHER CUSTODIAL CHARGES. Fees charged by the portfolio's custodian for holding shares are higher for foreign securities than those of domestic securities.



 - VULNERABILITY TO SEIZURE AND TAXES. Some governments can seize assets. They may also limit movement of assets from the country. Portfolio interest, dividends and capital gains may be subject to foreign withholding taxes.



 - POLITICAL OR FINANCIAL INSTABILITY AND SMALL MARKETS. Developing countries can be politically unstable. Economies can be dominated by a few industries, and markets may trade a small number of securities.



 - DIFFERENT MARKET TRADING DAYS. Foreign markets may not be open for trading the same days as U.S. markets are open and asset values can change before a transaction occurs.



 - CURRENCY HEDGING. A portfolio may enter into forward currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency fluctuation on purchases and sales of such securities. Shifting a portfolio's currency exposure from one currency to another removes the portfolio's opportunity to profit from the original currency and involves a risk of increased losses for the portfolio if the sub-adviser's projection of future exchange rates is inaccurate.



 - EMERGING MARKETS RISK. Investing in the securities of issuers located in or principally doing business in emerging markets bears foreign exposure risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging market countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging market countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid, more difficult to value and more volatile than investments in developed countries. As a result, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.



DEPOSITARY RECEIPTS


Certain portfolios may invest in securities of foreign issuers in the form of depositary receipts or other securities that are convertible into securities of foreign issuers. American Depositary Receipts are receipts typically issued by an American bank or trust company that evidence underlying securities issued by a foreign corporation. European Depositary Receipts (issued in Europe) and Global Depositary Receipts (issued throughout the world) each evidence a similar ownership arrangement. The portfolios may invest in unsponsored Depositary Receipts.


INVESTING IN FUTURES, OPTIONS AND OTHER DERIVATIVES
Besides conventional securities, your portfolio may seek to increase returns by investing in financial contracts related to its primary investments. Such contracts, which include futures and options, involve additional risks and costs. Risks include, without limitation:

DERIVATIVES: Certain portfolios use derivative instruments as part of their investment strategy. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, and related indexes. Examples of derivative instruments include

                                  3 Appendix A

Appendix A
More on Strategies and Risks (continued)




option contracts, futures contracts, options on futures contracts and swap agreements (including, but not limited to, credit default swaps). There is no assurance that the use of any derivatives strategy will succeed. Also, investing in financial contracts involves additional risks and costs, such as inaccurate market predictions which may result in losses instead of gains, and prices may not match so the benefits of the transaction might be diminished and a portfolio may incur substantial losses.


Swap transactions are privately negotiated agreements between a portfolio and a counterparty to exchange or swap investment cash flows or assets at specified intervals in the future. The obligations may extend beyond one year. There is no central exchange or market for swap transactions; therefore, they are less liquid investments than exchange-traded instruments. A portfolio bears the risk that the counterparty could default under a swap agreement. Further, certain portfolios may invest in derivative debt instruments with principal and/or coupon payments linked to the value of commodities, commodity futures contracts or the performance of commodity indices. These are "commodity-linked" or "index-linked" notes. They are sometimes referred to as "structured notes" because the terms of the debt instrument may be structured by the issuer of the note and the purchaser of the note. The value of these notes will rise and fall in response to changes in the underlying commodity or related index or investment. These notes expose a portfolio economically to movements in commodity prices.


These notes are subject to risks, such as credit, market and interest rate risks, that in general affect the value of debt securities. Therefore, at the maturity of the note, a portfolio may receive more or less principal than it originally invested. A portfolio might receive interest payments on the note that are more or less than the stated coupon interest payments.

A portfolio's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other more traditional investments. The following provides a general discussion of important risk factors relating to all derivative instruments that may be used by the portfolios:

 - MANAGEMENT RISK. Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.


 - CREDIT RISK. The use of a derivative instrument involves the risk that a loss may be sustained as a result of the failure of another party to the contract (counterparty) to make required payments or otherwise comply with the contract's terms. Additionally, credit default swaps could result in losses if a portfolio does not correctly evaluate the creditworthiness of the company on which the credit default swap is based.



 - LIQUIDITY RISK. Liquidity risk exists when particular investments are difficult to sell. Although most of the portfolio's securities must be liquid at the time of investment, securities may become illiquid after purchase by the portfolio, particularly during periods of market turmoil. When the portfolio holds illiquid investments, the portfolio may be harder to value, especially in changing markets, and if the portfolio is forced to sell these investments to meet redemptions or for other cash needs, the portfolio may suffer a loss. In addition, when there is illiquidity in the market for certain securities, the portfolio, due to limitations on investments in illiquid securities, may be unable to achieve its desired level of exposure to a certain sector.



 - LEVERAGE RISK. When the portfolio engages in transactions that have a leveraging effect on the portfolio's portfolio, the value of the portfolio will be more volatile and all other risks will tend to be compounded. This is because leverage generally magnifies the effect of any increase or decrease in the value of the portfolio's underlying assets or creates investment risk with respect to a larger pool of assets than the portfolio would otherwise have. The portfolio may take on leveraging risk by, among other things, engaging in derivative, when-issued, delayed-delivery, forward commitment or forward roll transactions or reverse repurchase agreements. Engaging in such transactions may cause the portfolio to liquidate positions when it may not be advantageous to


                                  4 Appendix A

Appendix A
More on Strategies and Risks (continued)





   do so to satisfy its obligations or meet segregation requirements.



 - LACK OF AVAILABILITY. Suitable derivatives transactions may not be available in all circumstances for risk management or other purposes. There is no assurance that a portfolio will engage in derivatives transactions at any time or from time to time. A portfolio's ability to use derivatives may be limited by certain regulatory and tax considerations.



 - MARKET AND OTHER RISKS. Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to a portfolio's interest. If a portfolio manager incorrectly forecasts the value of securities, currencies or interest rates or other economic factors in using derivatives for a portfolio, the portfolio might have been in a better position if it had not entered into the transaction at all. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other portfolio investments. A portfolio may also have to buy or sell a security at a disadvantageous time or price because the portfolio is legally required to maintain offsetting positions or asset coverage in connection with certain derivative transactions.


Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the lack of correlation with underlying assets, rates and indexes. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a portfolio. Also, the value of derivatives may not correlate perfectly, or at all, with the value of the assets, reference rates or indexes they are designed to closely track. In addition, a portfolio's use of derivatives may cause the portfolio to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the portfolio had not used such instruments.

INVESTING IN HYBRID INSTRUMENTS
Hybrid instruments combine elements of derivative contracts with those of another security (typically a fixed-income security). All or a portion of the interest or principal payable on a hybrid security is determined by reference to changes in the price of an underlying asset or by reference to another benchmark (such as interest rates, currency exchange rates or indices). Hybrid instruments also include convertible securities with conversion terms related to an underlying asset or benchmark. The risks of investing in hybrid instruments may reflect a combination of the risks of investing in securities, derivatives, and currencies. Thus, an investment in a hybrid instrument may entail significant risks in addition to those associated with traditional securities. Hybrid instruments are also potentially more volatile and may carry greater interest rate risks than traditional instruments. Moreover, depending on the structure of the particular hybrid, it may expose the portfolio to leverage risks or carry liquidity risks.

INVESTING IN FORWARD FOREIGN CURRENCY CONTRACTS
A forward foreign currency contract is an agreement between contracting parties to exchange an amount of currency at some future time at an agreed upon rate. These contracts are used as a hedge against fluctuations in foreign exchange rates. Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of securities, or prevent losses if the prices of the portfolio's securities decline. Such hedging transactions preclude the opportunity for a gain if the value of the hedging currency should rise. Forward contracts may, from time to time, be considered illiquid, in which case they would be subject to the portfolio's limitations on investing in illiquid securities. If a portfolio manager makes the incorrect prediction, the opportunity for loss can be magnified.

INVESTING IN FIXED-INCOME INSTRUMENTS

Some portfolios may invest in "fixed-income instruments," which include, among others:



 - securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises, including issues by non-government-sponsored entities (like financial institutions) that carry direct guarantees from U.S. government agencies as part of government initiatives in response to the market crisis or otherwise ("U.S. Government Securities");


 - corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper;


 - mortgage-backed and other asset-backed securities;



                                  5 Appendix A

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Appendix A
More on Strategies and Risks (continued)




 - inflation-indexed bonds issued both by governments and corporations;


 - structured notes, including hybrid or "indexed" securities, event-linked bonds and loan participations;


 - delayed funding loans and revolving credit facilities;


 - bank certificates of deposit, fixed time deposits and bankers' acceptances;


 - repurchase agreements and reverse repurchase agreements;


 - debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises;


 - obligations of non-U.S. governments or their subdivisions, agencies and government-sponsored enterprises; and


 - obligations of international agencies or supranational entities.


The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:


 - market risk; fluctuations in market value


 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down. The longer the maturity or duration, the more sensitive the value of a fixed-income security is to fluctuations in interest rates


 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities


 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines. The portfolio may incur expenses to protect the portfolio's interest in securities experiencing these events. If the portfolio invests in securities that are subordinated to other securities, or which represent interests in pools of such subordinated securities, those investments may be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer.


If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.


Some portfolios also may invest in derivatives based on fixed-income instruments.



SOVEREIGN DEBT


Sovereign debt instruments, which are debt obligations issued or guaranteed by a foreign governmental entity, are subject to the risk that the governmental entity may delay or fail to pay interest or repay principal on debt that it has issued or guaranteed, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, relationships with other lenders such as commercial banks, the relative size of the governmental entity's debt position in relation to the economy or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a governmental entity defaults, it may ask for more time in which to pay or for further loans, or it may ask for forgiveness of interest or principal on its existing debt. On the other hand, a governmental entity may be unwilling to renegotiate the terms of its sovereign debt. There may be no established legal process for a U.S. bondholder (such as a portfolio) to enforce its rights against a governmental entity that does not fulfill its obligations, nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected.



                                  6 Appendix A

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Appendix A
More on Strategies and Risks (continued)



INVESTING IN STRUCTURED SECURITIES
Some portfolios may invest in various types of structured instruments, including securities that have demand, tender or put features, or interest rate rest features. Structured instruments may take the form of participation interests or receipts in underlying securities or other assets, and in some cases are backed by a financial institution serving as a liquidity provider. Some of these instruments may have an interest rate swap feature which substitutes a floating or variable interest rate for the fixed interest rate on an underlying security, and some may be asset-backed or mortgage-backed securities. Structured instruments are a type of derivative instrument and the payment and credit qualities of these instruments derive from the assets embedded in the structure from which they are issued.

SUBORDINATION RISK
Some portfolios may invest in securities, such as certain structured securities or high-yield debt securities, which are subordinated to more senior securities of the issuer, or which represent interests in pools of such subordinated securities. Under the terms of subordinated securities, payments that would otherwise be made to their holders may be required to be made to the holders of more senior securities, and/or the subordinated or junior securities may have junior liens, if they have any rights at all, in any collateral (meaning proceeds of the collateral are required to be paid first to the holders of more senior securities). Subordinated securities will be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer.

INVESTING IN WARRANTS AND RIGHTS
Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company. Also, the value of a warrant or right does not necessarily change with the value of the underlying securities. A warrant or right ceases to have value if it is not exercised prior to the expiration date.


WHEN-ISSUED AND DELAYED DELIVERY SECURITIES AND FORWARD COMMITMENTS


Certain portfolios may invest in when-issued and delayed delivery securities and forward commitments. These involve the risk that the security a portfolio buys will lose value prior to its delivery. There also is the risk that the security will not be issued or that the other party to the transaction will not meet its obligation. If this occurs, a portfolio loses both the investment opportunity for the assets it set aside to pay for the security and any gain in the security's price.


INVESTING IN DISTRESSED SECURITIES
Certain portfolios may invest in distressed securities. Distressed securities are speculative and involve substantial risks. Generally, a portfolio will invest in distressed securities when the sub-adviser believes they offer significant potential for higher returns or can be exchanged for other securities that offer this potential. However, there can be no assurance that a portfolio will achieve these returns or that the issuer will make an exchange offer or adopt a plan of reorganization. A portfolio will generally not receive interest payments on the distressed securities and may incur costs to protect its investment. In addition, distressed securities involve the substantial risk that principal will not be repaid. Distressed securities and any securities received in an exchange for such securities may be subject to restrictions on resale.

ZERO COUPON SECURITIES
Zero coupon securities do not pay interest or principal until final maturity unlike debt securities that provide periodic payments of interest (referred to as coupon payments). Investors buy zero coupon securities at a price below the amount payable at maturity. The difference between the purchase price and the amount paid at maturity represents interest on the zero coupon security. Investors must wait until maturity to receive interest and principal, which exposes investors to risks of payment default and volatility.

VARIABLE RATE DEMAND INSTRUMENT
Variable rate demand instruments are securities that require the issuer or a third party, such as a dealer or bank, to repurchase the security for its face value upon demand. Investors in these securities are subject to the risk that the dealer or bank may not repurchase the instrument. The securities also pay interest at a variable rate intended to cause the securities to trade at their face value. The portfolios treat demand instruments as short-term securities, because their variable interest rate adjusts in response to changes in market rates even though their stated maturity may extend beyond 13 months.


                                  7 Appendix A

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Appendix A
More on Strategies and Risks (continued)



CREDIT ENHANCEMENT
Credit enhancement consists of an arrangement in which a company agrees to pay amounts due on a fixed-income security if the issuer defaults. In some cases the company providing credit enhancement makes all payments directly to the security holders and receives reimbursement from the issuer. Normally the credit enhancer has greater financial resources and liquidity than the issuer. For this reason, the sub-adviser usually evaluates the credit risk of a fixed-income security based solely upon its credit enhancement.

INVESTING IN SMALL- OR MEDIUM-SIZED COMPANIES

Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stock of such companies, particularly developing companies, generally are subject to more volatility in price than larger company securities. Smaller companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.


INVESTING IN UNSEASONED COMPANIES
Unseasoned companies are described as companies that have been in operation less than three years, including the operations of any predecessors. These securities might have limited liquidity and their prices may be very volatile.

INVESTING IN MORTGAGE-RELATED SECURITIES

Mortgage-related securities in which the portfolio may invest represent pools of mortgage loans assembled for sale to investors by various governmental agencies, government-related fluctuation organizations, as well as by private issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Unlike mortgage-related securities issued or guaranteed by the U.S. government or its agencies and instrumentalities, mortgage-related securities issued by private issuers do not have a government or government-sponsored entity guarantee (but may have other credit enhancement), and may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics. Real estate markets have been particularly affected by the current financial crisis, which has had an adverse effect on mortgage-related securities. Mortgage-related securities are subject to special risks. The repayment of certain mortgage-related securities depends primarily on the cash collections received from the issuer's underlying asset portfolio and, in certain cases, the issuer's ability to issue replacement securities (such as asset-backed commercial paper). As a result, there could be losses to the portfolio in the event of credit or market value deterioration in the issuer's underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing securities, or the issuer's inability to issue new or replacement securities. This is also true for other asset-backed securities. Upon the occurrence of certain triggering events or defaults, the investors in a security held by the portfolio may become the holders of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss. The portfolio's investments in mortgage-related securities are also exposed to prepayment or call risk, which is the possibility that mortgage holders will repay their loans early during periods of falling interest rates, requiring the portfolio to reinvest in lower-yielding instruments and receive less principal or income than originally was anticipated. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. This is known as extension risk.


INVESTING IN ASSET-BACKED SECURITIES
Certain portfolios may purchase asset-backed securities. Asset-backed securities have many of the same characteristics and risks as the mortgage-related securities described above, except that asset-backed securities may be backed by non-real-estate loans, leases or receivables such as auto, credit card or home equity loans.

INVESTING IN REAL ESTATE SECURITIES

Real estate markets have been particularly affected by the current financial crisis. Investments in the real estate industry are subject to risks associated with direct investment in real estate. These risks include:



 - Declining real estate value;


 - Risks relating to general and local economic conditions;


 - Over-building;


 - Increased competition for assets in local and regional markets;


 - Increases in property taxes;


 - Increases in operating expenses or interest rates;


 - Change in neighborhood value or the appeal of properties to tenants;


 - Insufficient levels of occupancy;


 - Inadequate rents to cover operating expenses.



                                  8 Appendix A

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Appendix A
More on Strategies and Risks (continued)



The performance of securities issued by companies in the real estate industry also may be affected by management of insurance risks, adequacy of financing available in capital markets, management, changes in applicable laws and government regulations (including taxes) and social and economic trends.

INVESTING IN REAL ESTATE INVESTMENT TRUSTS ("REITS")

Real estate markets have been particularly affected by the current financial crisis. Equity REITs can be affected by any changes in the value of the properties owned. A REIT's performance depends on the types and locations of the properties it owns and on how well it manages those properties or loan financings. A decline in rental income could occur because of extended vacancies, increased competition from other properties, tenants' failure to pay rent or poor management. A REIT's performance also depends on the company's ability to finance property purchases and renovations and manage its cash flows. Because REITs are typically invested in a limited number of projects or in a particular market segment, they are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Loss of status as a qualified REIT or changes in the treatment of REITs under the federal tax law could adversely affect the value of a particular REIT or the market for REITs as a whole.


INVESTING IN OTHER INVESTMENT COMPANIES
To the extent that a portfolio invests in other investment companies, including exchange traded funds ("ETFs"), it bears its pro rata share of these investment companies' expenses, and is subject to the effects of the business and regulatory developments that affect these investment companies and the investment company industry generally.


INVESTING IN EXCHANGE-TRADED FUNDS ("ETFS")

An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up and down, and an underlying fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds:
(i) the market price of an ETF's shares may be above or below the shares' net asset value; (ii) an active trading market for an ETF's share may not develop or be maintained; or (iii) trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.


INVESTING IN EXCHANGE-TRADED NOTES ("ETNS")


ETNs are senior, unsecured, unsubordinated debt securities issued by a bank or other financial institution. ETNs have a maturity date and are backed only by the credit of the issuer. The returns of ETNs are linked to the performance of a market benchmark or strategy, less investor fees. The issuer of an ETN typically makes interest payments and a principal payment at maturity that is linked to the price movement of a market benchmark or strategy. The value of an ETN will change as the value of the market benchmark or strategy fluctuates. If, for example, a commodity-linked ETN is purchased, its value will fluctuate because the value of the underlying commodity to which it is linked fluctuates with market conditions. The prices of the market benchmark are determined based on a variety of market and economic factors and may change unpredictably, affecting the value of the underlying benchmark and, consequently, the value of the ETN. ETNs are fully exposed to any decline in the level of the underlying market benchmark. If the value of the underlying market benchmark decreases, or does not increase by an amount greater than the aggregate investor fee applicable the ETN, a portfolio will receive less than its original investment in the ETN upon maturity or early redemption and could lose up to 100% of the original principal amount. Investors in ETNs do not receive any periodic interest payments. ETNs are subject to illiquidity risk. The issuer of an ETN may restrict the ETN's redemption amount or its redemption date. In addition, although an ETN may be listed on an exchange, the issuer may not be required to maintain the listing and there can be no assurance that a secondary market will exist for an ETN. Because ETNs are unsecured debt securities, they are subject to risk of default by the issuing bank or other financial institution. One factor that affects the ETN's value is the credit rating of the issuer, and the value of an ETN may decline due to a downgrade in the issuer's credit rating despite no change in the underlying market benchmark.



                                  9 Appendix A

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Appendix A
More on Strategies and Risks (continued)




INVESTING IN LOANS


Certain portfolios may invest in certain commercial loans, including loans generally known as "syndicated bank loans" by acquiring participations or assignments in such loans. The lack of a liquid secondary market for such securities may have an adverse impact on the value of the securities and a portfolio's ability to dispose of particular assignments or participations when necessary to meet redemptions of shares or to meet the portfolio's liquidity needs. When purchasing a participation, a portfolio may be subject to the credit risks of both the borrower and the lender that is selling the participation. When purchasing a loan assignment, a portfolio acquires direct rights against the borrowers, but only to the extent of those held by the assigning lender. Investments in loans through a direct assignment from the financial institution's interests with respect to a loan may involve additional risks to a portfolio. It is also unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, a portfolio relies on its sub-adviser's research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the portfolio.



INVESTING IN ASSET-BASED SECURITIES -- NATURAL RESOURCES

Asset-based securities are fixed-income securities whose value is related to the market price of a certain natural resource, such as a precious metal. Although the market price of these securities is expected to follow the market price of the related resource, there may not be perfect correlation. There are special risks associated with certain types of natural resource assets that will also affect the value of asset-based securities related to those assets. For example, prices of precious metals and of precious metal related securities historically have been very volatile, which may adversely affect the financial condition of companies involved with precious metals. The production and sale of precious metals by governments or central banks or other larger holders can be affected by various economic, financial, social and political factors, which may be unpredictable and may have a significant impact on the prices of precious metals. Other factors that may affect the prices of precious metals and securities related to them include changes in inflation, the outlook for inflation and changes in industrial and commercial demand for precious metals.

SWAPS AND SWAP-RELATED PRODUCTS
A portfolio's sub-adviser may enter into swap transactions primarily to attempt to preserve a return or spread on a particular investment or portion of its portfolio. A portfolio also may enter into these transactions to attempt to protect against any increase in the price of securities the portfolio may consider buying at a later date.



 - COMMODITY SWAPS. An investment in a commodity swap agreement may, for example, involve the exchange of floating-rate interest payments for the total return on a commodity index. In a total return commodity swap, a portfolio will receive the price appreciation of a commodity index, a portion of the index, or a single commodity in exchange for paying an agreed-upon fee. If the commodity swap is for one period, the portfolio may pay a fixed fee, established at the outset of the swap. However, if the term of the commodity swap is more than one period, with interim swap payments, the portfolio may pay an adjustable or floating fee. With a "floating" rate, the fee may be pegged to a base rate, such as the London Interbank Offered Rate, and is adjusted each period. Therefore, if interest rates increase over the term of the swap contract, the portfolio may be required to pay a higher fee at each swap reset date.


 - INTEREST RATE SWAPS. Interest rate swaps involve the exchange by a portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The exchange commitments can involve payments to be made in the same currency or in different currencies. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually based principal amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a contractually based principal amount from the party selling the interest rate floor.


   A portfolio, subject to its investment restrictions, enters into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or its liabilities, and will usually enter into interest rate swaps on a net basis (i.e., the two


                                  10 Appendix A

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Appendix A
More on Strategies and Risks (continued)




   payment streams are netted out, with a portfolio receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of a portfolio's obligations over its entitlements with respect to each interest rate swap, will be calculated on a daily basis. An amount of cash or other liquid assets having an aggregate net asset value at least equal to the accrued excess will be segregated by its custodian. If a portfolio enters into an interest rate swap on other than a net basis, it will maintain a segregated account in the full amount accrued on a daily basis of its obligations with respect to the swap.

   A portfolio will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in one of the three highest rating categories of at least one nationally recognized statistical rating organization at the time of entering into such transaction. A portfolio's sub-adviser will monitor the creditworthiness of all counterparties on an ongoing basis. If there is a default by the other party to such a transaction, the portfolio will have contractual remedies pursuant to the agreements related to the transaction.

   The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps. To the extent a portfolio sells (i.e., writes) caps and floors, it will segregate cash or other liquid assets having an aggregate net asset value at least equal to the full amount, accrued on a daily basis, of its obligations with respect to any caps or floors.

   There is no limit on the amount of interest rate swap transactions that may be entered into by a portfolio, unless so stated in its investment objective. These transactions may in some instances involve the delivery of securities or other underlying assets by a portfolio or its counterparty to collateralize obligations under the swap. Under the documentation currently used in those markets, the risk of loss with respect to interest rate swaps is limited to the net amount of the interest payments that a portfolio is contractually obligated to make. If the other party to an interest rate swap that is not collateralized defaults, a portfolio would risk the loss of the net amount of the payments that it contractually is entitled to receive. A portfolio may buy and sell (i.e., write) caps and floors without limitation, subject to the segregation requirement described above.

 - CREDIT DEFAULT SWAPS. A credit default swap occurs when a portfolio sells credit default protection; however, the portfolio will generally value the swap at its notional amount. As the seller in a credit default swap contract, the portfolio would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the portfolio would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the portfolio would keep the stream of payments and would have no payment obligations. As the seller, the portfolio would be subject to investment exposure on the notional amount of the swap.

   The portfolio may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio, in which case the portfolio would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk -- that the seller may fail to satisfy its payment obligations to the portfolio in the event of a default.

ILLIQUID AND RESTRICTED/144A SECURITIES
Certain portfolios may invest in illiquid securities (i.e., securities that are not readily marketable). In recent years, a large institutional market has developed for certain securities that are not registered under the Securities Act of 1933 (the "1933 Act"). Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend on an efficient institutional market in which such unregistered securities can readily be resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are

                                  11 Appendix A

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Appendix A
More on Strategies and Risks (continued)



contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments. Rule 144A under the 1933 Act established a "safe harbor" from the registration requirements of the 1933 Act for resale of certain securities to qualified institutional buyers. Institutional markets for restricted securities that might develop as a result of Rule 144A could provide both readily ascertainable values for restricted securities and the ability to liquidate an investment in order to satisfy share redemption orders. An insufficient number of qualified institutional buyers interested in purchasing a Rule 144A-eligible security held by a portfolio could, however, adversely affect the marketability of such security and a portfolio might be unable to dispose of such security promptly or at reasonable prices.


INVESTING IN MASTER LIMITED PARTNERSHIP ("MLPS")


Certain portfolios may invest in MLP units, which have limited control and voting rights, similar to those of a limited partner. An MLP could be taxed, contrary to its intention, as a corporation, resulting in decreased returns. MLPs may, for tax purposes, affect the character of the gain and loss realized by a portfolio and affect the holding period of a portfolio's assets.



INVESTING IN SPECIAL SITUATIONS


Certain portfolios may invest in "special situations" from time to time. Special situations arise when, in the opinion of a portfolio manager, a company's securities may be undervalued, then potentially increase considerably in price, due to:



 - A new product or process;


 - A management change;


 - A technological breakthrough;


 - An extraordinary corporate event; or


 - A temporary imbalance in the supply of, and demand for, the securities of an issuer.



Investing in a special situation carries an additional risk of loss if the expected development does not happen or does not attract the expected attention. The impact of special situation investing to a portfolio will depend on the size of the portfolio's investment in a situation.



PORTFOLIO TURNOVER


A portfolio may engage in a significant number of short-term transactions, which may lower fund performance. High turnover rate will not limit a manager's ability to buy or sell securities for these portfolios, although certain tax rules may restrict a portfolio's ability to sell securities when the security has been held for less than three months. Increased turnover (100% or more) results in higher brokerage costs or mark-up charges for a portfolio. The portfolios ultimately pass these charges on to shareholders. Short-term trading may also result in short-term capital gains, which are taxed as ordinary income to shareholders.



COUNTRY, SECTOR OR INDUSTRY FOCUS


Unless otherwise stated in a portfolio's prospectus or SAI, as a fundamental policy governing concentration, no portfolio will invest more than 25% of its total assets in any one particular industry, other than securities of the U.S. government and its agencies (although the portfolio may invest in underlying funds that may concentrate their investments in a particular industry). To the extent a portfolio invests a significant portion of its assets in one or more countries, sectors or industries at any time, the portfolio will face a greater risk of loss due to factors affecting the country, sector or industry than if the portfolio always maintained wide diversity among the countries, sectors and industries in which it invests. For example, technology companies involve risks due to factors such as the rapid pace of product change, technological developments and new competition. Their stocks historically have been volatile in price, especially over the short term, often without regard to the merits of individual companies. Banks and financial institutions are subject to potentially restrictive governmental controls and regulations that may limit or adversely affect profitability and share price. In addition, securities in that sector may be very sensitive to interest rate changes throughout the world.



SECURITIES LENDING


Certain portfolios may lend securities to other financial institutions that provide cash or other securities as collateral. This involves risk that the borrower may fail to return the securities in a timely manner or at all. As a result, a portfolio may lose money and there may be a delay in recovering the loaned securities. A portfolio could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral.



                                  12 Appendix A

Appendix A
More on Strategies and Risks (continued)




BORROWING


Certain portfolios may borrow for temporary or emergency purposes, including to meet redemptions, for the payment of dividends, for share repurchases or for the clearance of transactions.



IPOS


Initial Public Offerings ("IPOs") are subject to specific risks which include, among others:



 - High volatility;


 - No track record for consideration;


 - Securities are less liquid, and


 - Earnings are less predictable.



TEMPORARY DEFENSIVE STRATEGIES


For temporary defensive purposes, a portfolio may, at times, choose to hold some or all of its assets in cash, or to invest that cash in a variety of debt securities. This may be done as a defensive measure at times when desirable risk/reward characteristics are not available in stocks or to earn income from otherwise uninvested cash. When a portfolio increases its cash or debt investment position, its income may increase while its ability to participate in stock market advances or declines decrease. Furthermore, when a portfolio assumes a temporary defensive position, it may not be able to achieve its investment objective.



INTERNET OR INTRANET SECTOR RISK


Certain portfolios may invest primarily in companies engaged in Internet and Intranet related activities. The value of such companies is particularly sensitive to rapidly changing technology, extensive government regulation and relatively high risks of obsolescence caused by scientific and technological advances. The value of such portfolio's shares may fluctuate more than shares of a portfolio investing in a broader range of industries.



SHORT SALES


A short sale may be effected by selling a security that the portfolio does not own. In order to deliver the security to the purchaser, the portfolio borrows the security, typically from a broker-dealer or an institutional investor. The portfolio later closes out the position by returning the security to the lender. If the price of the security sold short increases, the portfolio would incur a loss; conversely, if the price declines, the portfolio will realize a gain. Although the gain is limited by the price at which the security was sold short, the loss is potentially unlimited. The portfolio's use of short sales in an attempt to improve performance or to reduce overall portfolio risk may not be successful and may result in greater losses or lower positive returns than if the portfolio held only long positions. The portfolio may be unable to close out a short position at an acceptable price, and may have to sell related long positions at disadvantageous times to produce cash to unwind a short position. Short selling involves higher transaction costs than typical long-only investing.



A short sale may also be effected "against the box" if, at all times when the short position is open, the portfolio contemporaneously owns or has the right to obtain at no additional cost securities identical to those sold short. In the event that the portfolio were to sell securities short "against the box" and the price of such securities were to then increase rather than decrease, the portfolio would forego the potential realization of the increased value of the shares sold short.


INVESTMENT STYLE RISK
Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. A portfolio may outperform or underperform other portfolios that employ a different investment style. A portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of value stocks that can cushion stock prices in a falling market. Growth oriented portfolios will typically underperform when value investing is in favor. The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced.

ISSUER-SPECIFIC CHANGES
The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. Lower-quality debt securities (those of less than investment-grade quality) and certain types of other securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments and can be difficult to resell.


                                  13 Appendix A

Appendix A
More on Strategies and Risks (continued)



INVESTMENT STRATEGIES
A portfolio is permitted to use other securities and investment strategies in pursuit of its investment objective, subject to limits established by the Trust's Board of Trustees. No portfolio is under any obligation to use any of the techniques or strategies at any given time or under any particular economic condition. Certain instruments and investment strategies may expose the portfolios to other risks and considerations, which are discussed in the SAI.


GEOGRAPHIC CONCENTRATION


Because a portfolio may invest a relatively large percentage of its assets in issuers located in a single country, a small number of countries, or a particular geographic region, a portfolio's performance could be closely tied to the market, currency, economic, political, or regulatory conditions and developments in those countries or that region, and could be more volatile than the performance of more geographically-diversified portfolios.



INFLATION


A portfolio is subject to the risk that the value of assets or income from the portfolio's investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the value of the portfolio's assets can decline, as can the value of the portfolio's distributions. This risk is more pronounced for portfolios that invest a substantial portion of their assets in fixed-income securities with longer maturities.



                                  14 Appendix A

                            TRANSAMERICA SERIES TRUST
                            www.transamericafunds.com


ADDITIONAL INFORMATION ABOUT EACH PORTFOLIO IS CONTAINED IN THE TRUST'S ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS AND IN THE STATEMENT OF ADDITIONAL INFORMATION ("SAI"), DATED MAY 1, 2009, WHICH IS INCORPORATED BY REFERENCE INTO THIS PROSPECTUS. IN THE TRUST'S ANNUAL REPORTS, YOU WILL FIND A DISCUSSION OF THE MARKET CONDITIONS AND INVESTMENT STRATEGIES THAT SIGNIFICANTLY AFFECTED THE TRUST'S PERFORMANCE DURING THE LAST FISCAL YEAR.


YOU MAY ALSO CALL 1-800-851-9777 OR VISIT THE TRUST'S WEBSITE AT
WWW.TRANSAMERICAFUNDS.COM (SELECT TRANSAMERICA VARIABLE PORTFOLIO FUNDS) TO REQUEST THIS ADDITIONAL INFORMATION ABOUT THE TRUST WITHOUT CHARGE OR TO MAKE SHAREHOLDER INQUIRIES.

OTHER INFORMATION ABOUT THE PORTFOLIOS HAS BEEN FILED WITH AND IS AVAILABLE FROM THE U.S. SECURITIES AND EXCHANGE COMMISSION ("SEC"). INFORMATION ABOUT THE TRUST (INCLUDING THE SAI) CAN BE REVIEWED AND COPIED AT THE SEC'S PUBLIC REFERENCE ROOM IN WASHINGTON, D.C. INFORMATION ON THE OPERATION OF THE PUBLIC REFERENCE ROOM MAY BE OBTAINED BY CALLING THE SEC AT 202-551-8090. INFORMATION MAY BE OBTAINED, UPON PAYMENT OF A DUPLICATING FEE, BY WRITING THE PUBLIC REFERENCE SECTION OF THE SEC, WASHINGTON DC 20549-6009, OR BY ELECTRONIC REQUEST AT PUBLICINFO@SEC.GOV.

REPORTS AND OTHER INFORMATION ABOUT THE TRUST ARE ALSO AVAILABLE ON THE SEC'S INTERNET SITE AT HTTP://WWW.SEC.GOV. (TRANSAMERICA SERIES TRUST FILE NO. 811-04419.)


FOR MORE INFORMATION ABOUT THE PORTFOLIOS, YOU MAY OBTAIN A COPY OF THE SAI OR THE ANNUAL OR SEMI-ANNUAL REPORTS WITHOUT CHARGE, OR TO MAKE OTHER INQUIRIES ABOUT THE TRUST, CALL THE NUMBER LISTED ABOVE.

                                   PROSPECTUS

                            TRANSAMERICA SERIES TRUST


                                   MAY 1, 2009


                      TRANSAMERICA STRATEGIC SELECTION FUND

  As with all fund prospectuses, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy or accuracy of this prospectus.
            Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS


_____________________TRANSAMERICA SERIES TRUST


                     II   INVESTOR INFORMATION
                          PORTFOLIO DESCRIPTION
        TSSF-1            TRANSAMERICA STRATEGIC SELECTION FUND

_____________________ADDITIONAL INFORMATION

                     1    MANAGEMENT
                     2    OTHER INFORMATION

_____________________FOR MORE INFORMATION

        APPENDIX A        MORE ON STRATEGIES AND RISKS
                          BACK COVER

INVESTOR INFORMATION

OVERVIEW


Transamerica Series Trust ("Trust" or "TST"), currently offers several investment portfolios. This prospectus describes Transamerica Strategic Selection Fund only, a portfolio that is available under the policy or annuity contract that you have chosen. The Trust is an open-end management investment company, more commonly known as a mutual fund.


Shares of the portfolio are currently intended to be sold to separate accounts of Western Reserve Life Assurance Co. of Ohio to fund the benefits under certain individual flexible premium variable life insurance policies and individual and group variable annuity contracts. Shares of this portfolio may be made available to other insurance companies and their separate accounts in the future.

INVESTMENT CONSIDERATIONS

- The portfolio has its own investment strategy and risk profile.

- No single portfolio should be a complete investment program; consider diversifying your portfolio choices.

- You should evaluate the portfolio in relation to your personal financial situation, investment goals, and comfort with risk. Your investment representative can help you determine if the portfolio is right for you.

RISKS

- There can be no assurance that the portfolio will achieve its investment goal or objective.

- Because you could lose money by investing in the portfolio, take the time to read the description and consider all risks before investing.

- All securities markets, interest rates, and currency valuations move up and down, sometimes dramatically, and mixed with the good years can be bad years. Since no one can predict exactly how financial markets will perform, you may want to exercise patience and focus not on short-term market movements, but on your LONG-TERM investment goals.

- Portfolio shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Portfolio shares involve investment risks, including the possible loss of principal.

- Past performance does not necessarily indicate future results.


- To the extent authorized by law, TST and the portfolio reserve the right to discontinue offering shares at any time, to merge a class of shares or to cease operations entirely.



More detailed information about the portfolio, its investment policies, and its particular risks can be found below and in the portfolio's Statement of Additional Information ("SAI").


TO HELP YOU UNDERSTAND

In this prospectus, you'll see references like the ones below. These references let you know at a glance the subject of the nearby paragraphs. The references serve as tools for your convenience and to assist you as you read this prospectus.

OBJECTIVE

This reference directs you to the portfolio's goal or objective.

PRINCIPAL INVESTMENT STRATEGIES

This reference indicates discussion about the portfolio's key strategies.

LIST OF UNDERLYING PORTFOLIOS

What are the underlying portfolios in which the portfolio may invest: See the list of all underlying portfolios.

PRIMARY RISKS

This reference indicates the key risks of investing in the portfolio.

PAST PERFORMANCE

This reference indicates investment performance.

EXPENSES

This reference provides information on the fees and expenses of the portfolio.

MANAGEMENT

This reference provides information about portfolio management.

ADDITIONAL INFORMATION

PLEASE NOTE: THE NAMES, INVESTMENT OBJECTIVES, AND POLICIES OF THE PORTFOLIO OR CERTAIN UNDERLYING PORTFOLIOS MAY BE SIMILAR TO THE NAMES, INVESTMENT OBJECTIVES AND POLICIES OF OTHER PORTFOLIOS/FUNDS THAT ARE MANAGED BY THE SAME SUB-ADVISER. THE INVESTMENT RESULTS OF THE PORTFOLIO OR THE UNDERLYING PORTFOLIOS MAY BE HIGHER OR LOWER THAN THE RESULTS OF THOSE PORTFOLIOS/FUNDS. THERE IS NO ASSURANCE, AND NO REPRESENTATION MADE, THAT THE INVESTMENT RESULTS OF ANY OF THE PORTFOLIOS WILL BE COMPARABLE TO ANY OTHER PORTFOLIO/FUND.

OBJECTIVE

The portfolio seeks capital appreciation and income.

PRINCIPAL INVESTMENT STRATEGIES

The portfolio seeks to achieve its investment objective by allocating assets in a diversified combination of underlying TST portfolios ("underlying portfolios") sub-advised by Transamerica Investment Management, LLC (TIM).

TIM, which also serves as the portfolio's investment sub-adviser, determines the portfolio's asset allocations and periodic changes thereto, and other portfolio investments.

In seeking to achieve its investment objective, the portfolio follows the following investment strategies:

- Under normal market conditions, it expects to adjust its investments in the underlying portfolios to achieve a mix over time of approximately 58% of assets in equity, 35% of assets in fixed income, and 7% of assets in convertible securities. These percentages may vary at different times. TIM believes that this mix will allow for potential market appreciation.


- TIM determines how the portfolio allocates and reallocates its assets among the underlying portfolios based on investment guidelines in the variable life product in which the portfolio is available. While these guidelines may change, the current guidelines allocate a maximum of 35% of the portfolio's assets to the following underlying portfolios: Transamerica Convertible Securities VP, Transamerica Equity VP, Transamerica Growth Opportunities VP, Transamerica Small/Mid Cap Value VP, and Transamerica Value Balanced VP. The remaining assets are invested in any combination of the following underlying portfolios:
Transamerica Balanced VP, Transamerica Money Market VP, and Transamerica U.S. Government Securities VP.


- The portfolio may periodically and gradually adjust its allocations to favor investments in those underlying portfolios that are expected to provide the most favorable outlook for achieving its investment objective.

- The portfolio may also hold cash and invest directly in government securities, short-term commercial paper, and other investments.

It is not possible to predict the extent to which the portfolio will be invested in a particular underlying portfolio at any time.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying portfolios.

LIST OF UNDERLYING PORTFOLIOS

This section describes the underlying portfolios in which the portfolio may invest and summarizes their respective investment objectives, principal investment strategies and risks. Additional information about the investment strategies and risks may be found in the section entitled "More on Strategies and Risks," in Appendix A of this prospectus. The list of underlying portfolios may change from time to time, and so may the investment objectives, strategies and risks of each underlying portfolio. Further information about an underlying portfolio is contained in that underlying portfolio's prospectus, available online at www.transamericafunds.com.


- Transamerica Balanced VP seeks long-term capital growth and current income with a secondary objective of capital preservation, by balancing investments among stocks, bonds and cash or cash equivalents. The portfolio invests in a diversified portfolio of common stocks, bonds, money market instruments and other short-term debt securities issued by companies of all sizes. The principal risks of investing in this underlying portfolio are: market risk; stock risk; growth stock risk; fixed-income securities risk; derivatives risk; mortgage-related securities risk; foreign securities risk; currency risk; high-yield debt securities risk; and small- or medium-sized companies risk.



- Transamerica Convertible Securities VP seeks maximum total return through a combination of current income and capital appreciation by normally investing at least 80% of net assets in convertible securities, which are across the credit spectrum and perform more like a stock when the underlying share price is high relative to the conversion price and more like a bond when the underlying share price is low relative to the conversion price. The principal risks of investing in this underlying portfolio are: market risk; convertible securities risk; stock risk; derivatives risk; fixed-income securities risk; foreign securities risk; and currency risk.

ADDITIONAL INFORMATION


- Transamerica Equity VP seeks to maximize longterm growth by generally investing at least 80% of the portfolio's net assets in a diversified portfolio of domestic common stocks. The sub-adviser buys securities of companies it believes to have the defining features of premier growth companies that are undervalued in the stock market. The principal risks of investing in this underlying portfolio are: market risk; stock risk; fixed-income securities risk; derivatives risk; growth stock risk; small-or medium sized companies risk; foreign securities risk; currency risk; and focused investing risk.



- Transamerica Growth Opportunities VP seeks to maximize long-term growth by generally investing at least 65% of the portfolio's assets in a diversified portfolio of equity securities of companies with small- and medium-sized market capitalization or annual revenues of no more than $10 billion at the time of purchase. The principal risks of investing in this underlying portfolio are: market risk; stock risk; growth stock risk; preferred stock risk; warrants and rights risk; convertible securities risk; value investing risk; derivatives risk; foreign securities risk; currency risk; small- or medium-sized companies risk; and fixed-income securities risk.



- Transamerica Money Market VP seeks to obtain maximum current income from money market securities consistent with liquidity and preservation of principal by investing substantially all of the portfolio's assets in accordance with Rule 2a-7 under the Investment Company Act in U.S. dollar denominated instruments. The principal risks of investing in this underlying portfolio are: market risk; interest rates risk; credit risk; bank obligations risk; yield fluctuation risk; and redemption risk.



- Transamerica Small/Mid Cap Value VP seeks to maximize total return by investing at least 80% of its assets in small- and mid-cap equity securities of domestic companies whose market capitalization falls within the range $100 million to $8 billion. The principal risks of investing in this underlying portfolio are: market risk; stock risk; small- or medium-sized companies risk; value investing risk; foreign securities risk; currency risk; and emerging markets risk.



- Transamerica U.S. Government Securities VP seeks to provide as high a level of total return as is consistent with prudent investment strategies by investing under normal conditions at least 80% of its net assets in U.S. government securities. The principal risks of investing in this underlying portfolio are: market risk; mortgage-related securities risk; fixed-income securities risk; country sector or industry focus risk; high-yield debt securities risk; foreign securities risk; currency risk; and derivatives risk.



- Transamerica Value Balanced VP seeks preservation of capital and competitive investment returns by investing principally in domestic equities whose market capitalization generally exceeds $3 billion; debt obligations of U.S. and foreign issuers, some of which will be convertible into common stocks; U.S. Treasury bonds, notes and bills; money market instruments and mortgage-backed and asset-backed securities. The principal risks of investing in this underlying portfolio are: market risk; stock risk; fixed-income securities risk; derivatives risk; mortgage-related securities risk; foreign securities risk; currency risk; emerging markets risk; high-yield debt securities risk; and small-or medium-sized companies risk.



The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.



Please see Appendix A for more information about investment strategies.


PRIMARY RISKS


Risk is inherent in all investing. The value of your investment in the portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the portfolio or your

ADDITIONAL INFORMATION


investment may not perform as well as other similar investments. The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:



MARKET



The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. If the market prices of the securities owned by the portfolio fall, the value of your investment in the portfolio will decline. The value of a security may fall due to factors affecting securities markets generally or a particular sector of the securities markets or factors affecting particular industries or issuers. The equity and debt capital markets in the United States and internationally have experienced unprecedented volatility. This financial crisis has caused a significant decline in the value and liquidity of many securities. This environment could make identifying investment risks and opportunities especially difficult. These market conditions may continue or get worse. Changes in market conditions will not have the same impact on all types of securities.



UNDERLYING FUNDS AND PORTFOLIOS



Because the portfolio invests its assets in various underlying portfolios, its ability to achieve its investment objective depends largely on the performance of the underlying portfolios in which it invests. The portfolio is indirectly subject to all of the risks associated with an investment in the underlying portfolios, as described in this prospectus. There can be no assurance that the investment objective of any underlying portfolio will be achieved. In addition, the portfolio will indirectly bear a pro rata portion of the operating expenses of the underlying portfolios in which it invests, and it is subject to business and regulatory developments affecting the underlying portfolios.


ASSET ALLOCATION

The portfolio's investment sub-adviser, TIM, allocates the portfolio's assets among various underlying portfolios. These allocations may be unsuccessful in maximizing the portfolio's return and/or avoiding investment losses.

STOCKS


Stocks may be volatile -- their prices may go up and down dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, the securities market as a whole or the overall economy. Because the stocks the portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.


FIXED-INCOME SECURITIES

The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

- market risk: fluctuations in market value


- interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down. The longer the maturity or duration, the more sensitive the value of a fixed-income security is to fluctuations in interest rates





- prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities

- extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes


- default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines. The portfolio may incur expenses to protect the portfolio's interest in securities experiencing these events. If the portfolio invests in securities that are subordinated to other securities, or which represent interests in pools of such subordinated securities, those investments may be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer.


If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security

ADDITIONAL INFORMATION


has difficulty meeting its obligations, the portfolio may Become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.


VALUE INVESTING


The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced. The portfolio may underperform other equity portfolios that use different investing styles. The portfolio may also underperform other equity portfolios using the value style.


GROWTH STOCKS

Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

FOREIGN SECURITIES


Investments in foreign securities including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs"), and European Depositary Receipts ("EDRs") involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:



- different accounting and reporting practices



- less information available to the public



- less (or different) regulation of securities markets



- more complex business negotiations



- less liquidity



- more fluctuations in prices



- delays in settling foreign securities transactions



- higher costs for holding shares (custodial fees)



- higher transaction costs



- vulnerability to seizure and taxes



- political or financial instability and small markets



- different market trading days



CURRENCY



When the portfolio invests in securities denominated in foreign currencies, or otherwise holds a foreign currency, it is subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, the portfolio's investments in foreign currency denominated securities may reduce the returns of the portfolios.


EMERGING MARKETS


Investing in the securities of issuers located in or principally doing business in emerging markets bears foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging markets countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging markets countries may be required to establish special custody or other arrangements before investing.


SMALL- OR MEDIUM-SIZED COMPANIES


Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies, particularly developing companies, generally are subject to more volatility in price than larger company

ADDITIONAL INFORMATION


securities. Among the reasons for their greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities and the greater sensitivity of smaller companies to changing economic conditions. Smaller companies often have limited product lines, markets, or financial resources, and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.


PREFERRED STOCKS





Preferred stock represents an interest in a company that generally entitles the holder to receive, in preference to the holders of the company's common stock, dividends and a fixed share of the proceeds resulting from any liquidation of the company. Preferred stock's right to dividends and liquidation proceeds is junior to the rights of a company's debt securities. Preferred stocks may pay fixed or adjustable rates of return. The value of preferred stock may be subject to factors that affect fixed income and equity securities, including changes in interest rates and in a company's creditworthiness. Shareholders of preferred stock may suffer a loss of value if dividends are not paid. Preferred stock does not generally carry voting rights.


DERIVATIVES


The use of derivative instruments may involve risks and costs different from, and possibly greater than, the risks and costs associated with investing directly in securities or other traditional investments. The portfolio's use of certain derivatives may in some cases involve forms of financial leverage, which involves risk and may increase the volatility of the portfolio's net asset value. Even a small investment in derivatives can have a disproportionate impact on the portfolio. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the portfolio. The other parties to certain derivative contracts present the same types of default or credit risk as issuers of fixed income securities. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may be difficult to value, or may be subject to the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. In addition, derivatives may be subject to market risk, interest rate risk and credit risk. The portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances or at reasonable prices. The portfolio's sub-adviser may not make use of derivatives for a variety of reasons.



INVESTMENT COMPANIES



To the extent that the portfolio invests in other investment companies such as ETFs, it bears its pro rata share of these investment companies' expenses, and is subject to the effects of the business and regulatory developments that affect these investment companies and the investment company industry generally.


HIGH-YIELD DEBT SECURITIES


High-yield debt securities, or junk bonds, are securities which are rated below "investment grade" or, if unrated, are considered by the sub-adviser to be of equivalent quality. High-yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments or in bankruptcy. A portfolio with high-yield debt securities may be more susceptible to credit risk and market risk than a portfolio that invests only in higher-quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, the portfolio's sub-adviser may find it more difficult to sell these securities or may have to sell them at lower prices. High-yield securities are not generally meant for short-term investing.








WARRANTS AND RIGHTS


Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent

ADDITIONAL INFORMATION


any rights in the assets of the issuing company. Also, the value of a warrant or right does not necessarily change with the value of the underlying securities. A warrant or right ceases to have value if it is not exercised prior to the expiration date.


CONVERTIBLE SECURITIES

Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with most debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

MORTGAGE-RELATED SECURITIES


Mortgage-related securities in which the portfolio may invest represent pools of mortgage loans assembled for sale to investors by various governmental agencies or government-related fluctuation organizations, as well as by private issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Unlike mortgage-related securities issued or guaranteed by the U. S. government or its agencies and instrumentalities, mortgage-related securities issued by private issuers do not have a government or government sponsored entity guarantee (but may have other credit enhancement), and may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics. Real estate markets have been particularly affected by the current financial crisis, which has had an adverse effect on mortgage-related securities. Mortgage-related securities are subject to special risks. The repayment of certain mortgage-related securities depends primarily on the cash collections received from the issuer's underlying asset portfolio and, in certain cases, the issuer's ability to issue replacement securities (such as asset-backed commercial paper). As a result, there could be losses to the portfolio in the event of credit or market value deterioration in the issuer's underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing securities, or the issuer's inability to issue new or replacement securities. This is also true for other asset-backed securities. Upon the occurrence of certain triggering events or defaults, the investors in a security held by the portfolio may become the holders of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss. The portfolio's investments in mortgage-related securities are also exposed to prepayment or call risk, which is the possibility that mortgage holders will repay their loans early during periods of falling interest rates, requiring the portfolio to reinvest in lower-yielding instruments and receive less principal or income than originally was anticipated. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. This is known as extension risk.









PLEASE ALSO SEE THE PORTFOLIO'S WEBSITE AT WWW.TRANSAMERICAFUNDS.COM (SELECT TRANSAMERICA VARIABLE PORTFOLIO) FOR MORE INFORMATION ABOUT THE PORTFOLIO.


YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.


These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.


DISCLOSURE OF PORTFOLIO HOLDINGS


A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.








PAST PERFORMANCE

No performance is shown for the portfolio as it had not commenced operations prior to the date of this prospectus. Performance information for

ADDITIONAL INFORMATION

the portfolio will appear in a future version of this prospectus once the portfolio has a full calendar year of performance information to report to investors.

EXPENSES

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. These figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts. If reflected, such charges would increase expenses.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES (a)  INITIAL CLASS
(expenses that are deducted from
portfolio assets)
% of average daily net assets
                                         -------------
Management fees                               [ ]
Rule 12b-1 fees                               [ ]
Other expenses                                [ ]
                                         -------------
Acquired Fund Fees and Expenses (fees
and expenses of underlying portfolios)        [ ]
                                         -------------
TOTAL (c)                                     [ ]
EXPENSE REDUCTION (b)                         [ ]
                                         -------------
NET OPERATING EXPENSES (c)                    [ ]

------------
(a)   Annual portfolio operating expenses are based on estimates.

(b) Contractual arrangements with Transamerica Asset Management, Inc. (TAM), through [ ] to waive fees and/or reimburse expenses to the extent such expenses exceed [ ], excluding certain extraordinary expenses and acquired (i.e. underlying portfolios) funds' fees and expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than [ ] of average daily net assets, excluding certain extraordinary expenses and acquired (i.e. underlying portfolios) funds' fees and expenses.

(c) Fund operating expenses will not correlate to the ratios of expenses to average net assets in the financial highlights table, which will not include acquired (i.e., underlying portfolios) funds' fees and expenses.

EXAMPLE


This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It shows the cumulative expenses you would pay if you invested $10,000, reinvested all distributions and dividends without a sales charge, and held your shares for the periods shown and then redeem all of your shares at the end of those periods, with a 5% annual return (this assumption is required by the SEC and is not a prediction of the portfolio's future performance) and portfolio operating expenses remaining the same. Because actual returns and expenses will be different, the example is for comparison only.



The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.


     SHARE CLASS         1 YEAR     3 YEARS
---------------------   --------   ---------
  Initial Class           [ ]         [ ]

MANAGEMENT

INVESTMENT ADVISER:


      Transamerica Asset Management, Inc. ("TAM")


      570 Carillon Parkway
      St. Petersburg, FL 33716-1202

ADVISORY FEE:

TAM receives no compensation as investment adviser to this portfolio.

SUB-ADVISER:

      Transamerica Investment Management, LLC
      11111 Santa Monica Blvd., Suite 820
      Los Angeles, CA  90025

SUB-ADVISORY FEE:

The sub-adviser receives no compensation as investment sub-adviser to this portfolio.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements [ ] available in the Trust's annual report for the fiscal period ended [ ]

ADDITIONAL INFORMATION


PORTFOLIO MANAGER:



GARY U. ROLLE, CFA, PORTFOLIO MANAGER



Gary U. Rolle is Principal, Managing Director, Chief Executive Officer and Chief Investment Officer of TIM. He manages sub-advised funds and institutional separate accounts in the Large Growth Equity discipline. Mr. Rolle joined Transamerica in 1967. From 1980 to 1983 he served as the Chief Investment Officer for SunAmerica then returned to Transamerica as Chief Investment Officer. Throughout his 23 year tenure as CIO, Mr. Rolle has been responsible for creating and guiding the TIM investment philosophy. He holds a B.S. in Chemistry and Economics from the University of California at Riverside and has earned the right to use the Chartered Financial Analyst designation. Mr. Rolle has 41 years of investment experience.








TIM, through its parent company, has provided investment advisory services to various clients since 1967.


The SAI provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager, and the portfolio manager's ownership of securities in the portfolio.


FINANCIAL HIGHLIGHTS

Financial Highlights for the portfolio are not included in this prospectus because the portfolio had not commenced operations prior to the date of this prospectus.

MANAGEMENT

The Board of Trustees is responsible for managing the business affairs of the Trust. It oversees the operation of the Trust by its officers. It also reviews the management of the portfolio's assets by TAM and the investment sub-adviser. Information about the Trustees and executive officers is contained in the SAI.

TAM, located at 570 Carillon Parkway, St. Petersburg, FL 33716, has served as investment adviser since 1997. TAM hires investment sub-advisers to furnish investment advice and recommendations, and has entered into a sub-advisory agreement with the portfolio's sub-adviser. TAM also monitors the sub-adviser's buying and selling of portfolio securities and administration of the portfolio. Currently, TAM will not receive compensation for its services as investment adviser.


TAM is directly owned by Western Reserve Life Assurance Co. of Ohio (77%) ("Western Reserve") and AUSA Holding Company (23%) ("AUSA"), both of which are indirect, wholly owned subsidiaries of AEGON NV. AUSA is wholly owned by AEGON USA, LLC ("AEGON USA"), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is owned by AEGON US Holding Corporation, which is owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is owned by The AEGON Trust, which is owned by AEGON International B.V., which is owned by AEGON NV, a Netherlands corporation, and a publicly traded international insurance group.


From time to time, TAM and/or its affiliates may pay, out of their own resources and not out of fund assets, for distribution and/or administrative services provided by broker-dealers and other financial intermediaries. See the section titled "Other Distribution and Service Arrangements" in this prospectus.

The portfolio relies on an Order from the SEC (Release IC- 23379 dated August 5,
1998) that permits the portfolio and its investment adviser, TAM, subject to certain conditions, and without the approval of shareholders to:

(1) employ a new unaffiliated sub-adviser for a portfolio pursuant to the terms of a new investment sub-advisory agreement, either as a replacement for an existing sub-adviser or as an additional sub-adviser;

(2)   materially change the terms of any sub-advisory agreement; and

(3) continue the employment of an existing sub-adviser on the same sub-advisory contract terms where a contract has been assigned because of a change in control of the sub-adviser.

In such circumstances, shareholders would receive notice and information about the new sub-adviser within ninety (90) days after the hiring of any new sub-adviser.

INVESTMENT POLICY CHANGES

A portfolio that has a policy of investing, under normal circumstances, at least 80% of its assets in the particular type of securities implied by its name will provide its shareholders with at least

ADDITIONAL INFORMATION

60 days' prior notice before making changes to such a policy.

Unless expressly designated as fundamental, all policies of the portfolio may be changed at any time by the Board of Trustees without shareholder approval.

OTHER INFORMATION

PURCHASE AND REDEMPTION OF SHARES

As described earlier in this prospectus, shares of the portfolio are currently intended to be sold to separate accounts of Western Reserve Life Assurance Co. of Ohio. Shares of the portfolio may be made available to foreign insurers, domestic insurance companies, and their separate accounts in the future. The Trust currently does not foresee any disadvantages to investors if the portfolio serves as an investment medium for both variable annuity contracts and variable life insurance policies. However, it is theoretically possible that the interest of owners of annuity contracts and insurance policies for which the portfolio serves as an investment medium might at some time be in conflict due to differences in tax treatment or other considerations. The Board of Trustees and a participating insurance company would be required to monitor events to identify any material conflicts between variable annuity contract owners and variable life insurance policy owners, and would have to determine what action, if any, should be taken in the event of such a conflict. If such a conflict occurred, an insurance company participating in the portfolio might be required to redeem the investment of one or more of its separate accounts from the portfolio, which might force the portfolio to sell securities at disadvantageous prices.

Shares are sold and redeemed at their net asset value ("NAV") without the imposition of any sales commission or redemption charge. (However, certain sales or other charges may apply to the policies or annuity contracts, as described in the product prospectus.) Shares of the portfolio are purchased or redeemed at the NAV per share next determined after receipt and acceptance by the Trust's distributor (or other agent) of a purchase order or receipt of a redemption request.

VALUATION OF SHARES

The NAV of the portfolio and shares of the underlying portfolios in which the portfolio invests is determined on each day the New York Stock Exchange ("NYSE") is open for business. The NAV is not determined on days when the NYSE is closed (generally New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas).

Foreign securities held by the underlying portfolios may trade in their primary markets on weekends or other days when the underlying portfolios do not price their shares (therefore, the NAV of an underlying portfolio holding foreign securities may change on days when shareholders will not be able to buy or sell shares of the portfolio).

Purchase orders received in good order and accepted, and redemption orders received in good order, before the close of business on the NYSE, usually 4:00 p.m. Eastern Time, receive the NAV determined at the close of the NYSE that day. Purchase and redemption requests received after the NYSE is closed receive the NAV at the close of the NYSE the next day the NYSE is open.

Orders for shares of the portfolio and corresponding orders for shares of the underlying portfolios in which the portfolio invests are priced on the same day when orders for shares of the portfolio are received. Consequently, receipt in good order and acceptance of a purchase request or receipt in good order of a redemption request for shares of the portfolio before the close of business on the NYSE is deemed to constitute receipt of a proportional order for the corresponding underlying portfolios on the same day, so that both orders generally will receive that day's NAV.

HOW NAV IS CALCULATED

The NAV of the portfolio and each underlying portfolio is calculated by taking the value of its assets, less liabilities, and dividing by the number of shares of the portfolio or the underlying portfolio, respectively, that are then outstanding.

The Board of Trustees has approved procedures to be used to value the portfolio's securities for the purpose of determining the portfolio's NAV. The valuation of the securities of the portfolio is determined in good faith by or under the direction of the Board. The Board has delegated certain valuation functions for the portfolio to TAM.

ADDITIONAL INFORMATION


In general, securities and other investments held by an underlying portfolio are valued based on at market prices at the close of regular trading on the NYSE. Portfolio securities listed or traded on domestic securities exchanges or the NASDAQ/NMS, including dollar-denominated foreign securities or ADRs, are valued at the closing price on the exchange or system where the security is principally traded. With respect to securities traded on the NASDAQ/NMS, such closing price may be the last reported sale price or the NASDAQ Official Closing Price ("NOCP"). If there have been no sales for that day on the exchange or system where the security is principally traded, then the value should be determined with reference to the last sale price, or the NOCP, if applicable, on any other exchange or system. If there have been no sales for that day on any exchange or system, a security is valued at the closing bid quotes on the exchange or system where the security is principally traded, or at the NOCP, if applicable. Foreign securities traded on U.S. exchanges are generally priced using last sale price regardless of trading activity. Securities traded over-the-counter are valued at the mean of the last bid and asked prices. The market price for debt obligations is generally the price supplied by an independent third party pricing service approved by the portfolio's Board, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Investments in securities maturing in 60 days or less may be valued at amortized cost. Foreign securities generally are valued based on quotations from the primary market in which they are traded, and are converted from the local currency into U.S. dollars using current exchange rates. Market quotations for securities prices may be obtained from automated pricing services. Shares of open-end investment companies are generally valued at the net asset value per share reported by that investment company.


When a market quotation for a security is not readily available (which may include closing prices deemed to be unreliable because of the occurrence of a subsequent event), a valuation committee appointed by the Board of Trustees may, in good faith, establish a fair value for the security in accordance with valuation procedures adopted by the Board. The types of securities for which such fair value pricing may be required include, but are not limited to: foreign securities, where a significant event occurs after the close of the foreign market on which such security principally trades that is likely to have changed the value of such security, or the closing value is otherwise deemed unreliable; securities of an issuer that has entered into a restructuring; securities whose trading has been halted or suspended; fixed-income securities that have gone into default and for which there is no current market value quotation; and securities that are restricted as to transfer or resale. The portfolio uses a fair value model developed by an independent third party pricing service to price foreign equity securities on days when there is a certain percentage change in the value of a domestic equity security index, as such percentage may be determined by TAM from time to time.

Valuing securities in accordance with fair value procedures involves greater reliance on judgment than valuing securities based on readily available market quotations. The valuation committee makes fair value determinations in good faith in accordance with each underlying portfolio's valuation procedures. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that an underlying portfolio could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the underlying portfolio determines its NAV.

DIVIDENDS AND DISTRIBUTIONS

The portfolio intends to distribute substantially all of its net investment income, if any, annually. Capital gains distributions are typically declared and reinvested annually. Dividends and distributions are paid in additional shares on the business day following the ex-date. Distributions of short-term capital gains are included as distributions of net investment income.

TAXES

The portfolio has qualified (or will qualify in its initial year) and expects to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (Code). As a regulated investment company, a portfolio generally will not be subject to federal income tax on that part of its taxable income that it distributes. Taxable income consists generally of net investment income, and any capital gains. It is the

ADDITIONAL INFORMATION

portfolio's intention to distribute all such income and gains.

Shares of the portfolio are offered only to the separate accounts of Western Reserve and its affiliates, and to certain underlying ATST portfolios managed by TIM as described above. Separate accounts are insurance company separate accounts that fund variable insurance and annuity contracts. Separate accounts are required to meet certain diversification requirements under Section 817(h) of the Code and the regulations thereunder in order to qualify for their expected tax treatment. If the portfolio qualifies as a regulated investment company and only sells its shares to separate accounts and certain other qualified investors, the separate accounts invested in the portfolio will be allowed to look through to the portfolio's investments in order to satisfy the separate account diversification requirements. The portfolio intends to comply with those diversification requirements. If the portfolio fails to meet the diversification requirement under Section 817(h) of the Code, fails to qualify as a regulated investment company or fails to limit sales of portfolio shares to the permitted investors described above, then income earned with respect to the contracts could become currently taxable to the owners contracts, and income for prior periods with respect to these contracts could also be taxable.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting a portfolio and you; see the SAI for a more detailed discussion. You are urged to consult your tax advisors with respect to an investment in the portfolio. For a discussion of the taxation of separate accounts and variable annuity and life insurance contracts, see "Federal Income Tax Considerations" included in the respective prospectuses for the policies and contracts.

DISTRIBUTION AND SERVICE ARRANGEMENTS

The insurance companies that select the TST portfolios (including the portfolio) as investment options for the variable annuity contracts and variable life insurance policies that they issue and distribute ("Transamerica Insurance Companies"), such as Western Reserve Life Assurance Co. of Ohio ("WRL") and Transamerica Life Insurance Company are affiliated with TAM. The Transamerica Insurance Companies, Transamerica Capital, Inc., principal underwriter of the Trust ("TCI"), and TAM may use a variety of financial and accounting methods to allocate resources and profits across the Transamerica group of companies. These methods may take the form of internal credit, recognition or cash payments within the group. These arrangements may be entered into for a variety of purposes, such as, for example, to allocate resources to the Transamerica Insurance Companies to provide administrative services to the TST portfolios, the investors and the separate accounts that invest in the TST portfolios. These methods and arrangements do not impact the cost incurred when investing in one of the TST portfolios. Additionally, if a portfolio is sub-advised by an affiliate of the Transamerica Insurance Companies and TAM, the Transamerica group of companies may retain more revenue than those portfolios sub-advised by non-affiliated entities. For example, TAM is a majority-owned subsidiary of WRL and is affiliated with the other Transamerica Insurance Companies, and TAM's business profits (from managing the TST portfolios) may directly benefit WRL and the other Transamerica Insurance Companies. Also, management personnel of the Transamerica Insurance Companies could receive additional compensation if the amount of investments in the TST portfolios meets certain levels, or increases over time. These affiliations, methods and arrangements may provide incentives for the Transamerica Insurance Companies to make the TST portfolios' shares available to current or prospective variable contract owners to the detriment of other potential investment options.

In addition, TAM, the Transamerica Insurance Companies and/or TCI, out of their past profits and other available sources,, makes additional cash payments or non-cash payments to financial intermediaries as a means to promote the distribution of variable contracts (and thus, indirectly, the TST portfolios' shares). In certain cases, these payments may be significant.

The foregoing arrangements are sometimes referred to as "revenue sharing" arrangements. Revenue sharing is not an expense of the portfolio, does not result in increased expenses, and are not reflected in the fees and expenses tables included in this prospectus. TAM also may compensate financial intermediaries (in addition to amounts that may be paid by the portfolio) for providing certain administrative services.

ADDITIONAL INFORMATION

Investors should consult the prospectus of the separate accounts that issue the variable contracts that they have purchased to learn about specific incentives and financial interests that their insurance agent, broker or other financial intermediaries may receive when they sell variable contracts to you and to learn about revenue sharing arrangements relevant to the insurance company sponsor of the separate account.

Investors may be able to obtain more information about these incentives and revenue sharing arrangements, including the conflicts of interests that such arrangements potentially may create, from their insurance agents, brokers and other financial intermediaries, and should so inquire if they would like additional information. An investor may ask his/her insurance agent, broker or financial intermediary how he/she will be compensated for investments made in the portfolio.

Revenue sharing arrangements may encourage insurers and other financial intermediaries to render services to variable contract owners and qualified plan participants, and may also provide incentive for the insurers and other intermediaries to make the portfolio's shares available to current or prospective variable contract owners to the detriment of other investment options.

MARKET TIMING AND DISRUPTIVE TRADING

Some investors try to profit from various short-term or frequent trading strategies known as market timing and disruptive trading. Examples of market timing and disruptive trading include switching money into portfolios when their share prices are expected to rise and taking money out when their share prices are expected to fall, and switching from one portfolio to another and then back again after a short period of time. Such trading activities may have harmful effects. For example, as money is shifted in and out, a portfolio may incur expenses for buying and selling securities. Excessive purchases, redemptions or exchanges of portfolio shares also may have an adverse effect on portfolio management and performance by impeding a portfolio manager's ability to sustain an investment objective, causing the portfolio to maintain a higher level of cash than would otherwise be the case, or causing the portfolio to liquidate investments prematurely (or otherwise at an inopportune time) in order to pay redemption proceeds and incur brokerage and administrative expenses. Also, if purchases, redemptions or transfers in and out of a portfolio are made at prices that do not reflect an accurate value for the portfolio's investments, the interests of long-term investors could be diluted. These effects are suffered by all investors in the portfolio, not just those making the trades, and they may hurt portfolio performance.

THE TST BOARD OF TRUSTEES HAS APPROVED POLICIES AND PROCEDURES THAT ARE DESIGNED TO DISCOURAGE MARKET TIMING AND DISRUPTIVE TRADING.

The portfolio relies on the insurance companies that offer shares of the portfolio as investment options for variable contracts to monitor market timing and disruptive trading by their customers. The portfolio seeks periodic certifications from the insurance companies that they have policies and procedures in place designed to monitor and prevent market timing and disruptive trading activity by their customers, and that they will use their best efforts to prevent market timing and disruptive trading activity that appears to be in contravention of the portfolio's policies on market timing or disruptive trading as disclosed in this prospectus. The portfolio also may instruct from time to time the insurance companies to scrutinize purchases, including purchases in connection with exchange transactions that exceed a certain size. The portfolio reserves the right, in its sole discretion and without prior notice, to reject, delay, restrict or refuse, in whole or in part, any request to purchase shares, including purchases in connection with an exchange transaction and orders that have been accepted by an intermediary, which it reasonably determines to be in connection with market timing or disruptive trading by a contract or policy owner (a "contract owner") or by accounts of contract owners under common control (for example, related contract owners, or a financial adviser with discretionary trading authority over multiple accounts). The portfolio applies these policies and procedures to all investors on a uniform basis and does not make special arrangements or grant exceptions to accommodate market timing or disruptive trading.

While the portfolio discourages market timing and disruptive trading, the portfolio cannot always recognize or detect such trading, particularly if it is facilitated by financial intermediaries or done through omnibus account

ADDITIONAL INFORMATION

arrangements (orders through omnibus account arrangements reflect the aggregation and netting of multiple orders from individual investors). The omnibus nature of the orders received by the portfolio from insurance companies limits the portfolio's ability to apply its restrictions against market timing and disruptive trading. The portfolio's distributor has entered into agreements with intermediaries requiring the intermediaries to provide certain information to help identify harmful trading activity and to prohibit further purchase or exchanges by a shareholder identified as having engaged in excess trading. There is no guarantee that the procedures used by the insurance companies will be able to curtail all market timing or disruptive trading activity. For example, shareholders who seek to engage in such activity may use a variety of strategies to avoid detection, and the insurance companies' ability to deter such activity may be limited by operational and technological systems as well as their ability to predict strategies employed by investors (or those acting on their behalf) to avoid detection. Also, the portfolio does not expressly limit the number or size of trades in a given period, ant it provides no assurance that it will be able to detect or deter all market timing or disruptive trading. It is therefore likely that some level of market timing or disruptive trading will occur before the insurance companies and/or the portfolio are able to detect it and take steps in an attempt to deter it. All shareholders may thus bear the risks associated with such activity. Moreover, the ability to discourage and restrict market timing or disruptive trading may be limited by decisions of state regulatory bodies and court orders that cannot be predicted. Investors should also review the prospectus that describes the variable contracts that they are purchasing to learn more about the policies and procedures used by insurance companies to detect and deter frequent, short-term trading.

Reallocations in underlying TST portfolios managed by TIM in furtherance of the portfolio's investment objective are not considered to be market timing or excessive trading.

IF YOU INTEND TO CONDUCT MARKET TIMING OR POTENTIALLY DISRUPTIVE TRADING, WE REQUEST THAT YOU DO NOT INVEST IN SHARES OF THE PORTFOLIO.

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                                   APPENDIX A

                          MORE ON STRATEGIES AND RISKS

HOW TO USE THIS SECTION

In the discussion of the portfolio, you found descriptions of the principal strategies and risks associated with the portfolio. In those pages, you were referred to this section for more information. For best understanding, first read the description of the portfolio, then refer to this section. For even more discussions of strategies and risks, see the SAI, which is available upon request. See the back cover of this prospectus for information on how to order the SAI.

DIVERSIFICATION

The Investment Company Act of 1940 (1940 Act) classifies investment companies as either diversified or non-diversified. Diversification is the practice of spreading a portfolio's assets over a number of issuers to reduce risk. A non-diversified portfolio has the ability to take larger positions in fewer issuers. Because the appreciation or depreciation of a single security may have a greater impact on the net asset value of a non-diversified portfolio, its share price can be expected to fluctuate more than a diversified portfolio.

The portfolio qualifies as a diversified portfolio under the 1940 Act.

ASSET ALLOCATION FUNDS

The portfolio's sub-adviser allocates the portfolio's assets among certain underlying portfolios. These allocations may not be successful. For example, the underlying portfolios may underperform other portfolios or investment options, or the portfolio may be underweighted in underlying portfolios that are enjoying significant returns and overweighted in underlying portfolios that are suffering from significant declines.

UNDERLYING PORTFOLIOS

The portfolio is subject to the effects of the business and regulatory developments that affect the underlying portfolios and the investment company industry generally. The portfolio's ability to achieve its objective depends largely on the performance of the underlying portfolios in which it invests, a pro rata portion of whose operating expenses the portfolio bears. Each underlying portfolio's performance, in turn, depends on the particular securities in which that underlying portfolio invests.

Accordingly, the portfolio is subject indirectly to all the risks associated with its underlying portfolios. These risks include the risks described herein. In addition, the portfolio may own a significant portion of the shares of the underlying portfolios in which it invests. Transactions by the portfolio may be disruptive to the management of these underlying portfolios, which may experience large inflows or redemptions of assets as a result. The portfolio's investments may have an impact on the operating expenses of the underlying portfolios and may generate or increase the levels of taxable returns recognized by the portfolio or an underlying portfolio.

INVESTING IN COMMON STOCKS

While common stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. Many factors may cause common stocks to go up and down in price. A major factor is the financial performance of the company that issues the stock. Other factors include the overall economy, conditions in a particular industry, and monetary factors like interest rates. Because the stocks an underlying portfolio may hold fluctuate in price, the value of the portfolio's investments in the underlying portfolio will go up and down.

INVESTING IN PREFERRED STOCKS

Because these stocks generally come with a promise to pay a stated dividend, their price could depend more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price. (See "Investing in Bonds," below.)

INVESTING IN CONVERTIBLES

Since preferred stocks and corporate bonds generally pay a stated return, their prices usually do not depend on the price of the company's common stock. But some companies issue preferred stocks and bonds that are convertible into their common stocks. Linked to the common stock in this way, convertible securities typically go up and down in price inversely to interest rates as the common stock does, adding to their market risk. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar

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quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

VOLATILITY

The more an investment goes up and down in price, the more volatile it is said to be. Volatility increases the market risk (i.e., risk of loss due to fluctuation in value) because even though a portfolio may go up more than the market in good times, it may also go down more than the market in bad times. If an investor decides to sell when a volatile portfolio is down, the investor could lose more. Price changes may be temporary or for extended periods.

INVESTING IN BONDS

Like common stocks, bonds fluctuate in value, although the factors causing this may be different, including:

- CHANGES IN INTEREST RATES. Bond prices tend to move inversely to interest rates. Why? Because when interest rates on new bond issues go up, rates on existing bonds stay the same and they become less desirable. When rates go down, the reverse happens. This is also true for most preferred stocks and some convertible securities.

- LENGTH OF TIME TO MATURITY. When a bond matures, the issuer must pay the owner its face value. If the maturity date is a long way off, many things can affect its value, so a bond generally is more volatile the farther it is from maturity. As that date approaches, fluctuations usually become smaller and the price gets closer to face value.

- DEFAULTS. Bond issuers make at least two promises: (1) to pay interest during the bond's term and (2) to return principal when it matures. If an issuer fails to keep one or both of these promises, the bond will probably drop in price dramatically, and may even become worthless.

- DECLINES IN RATINGS. At the time of issue, most bonds are rated by professional rating services, such as Moody's Investors Service (Moody's) and Standard & Poor's Ratings Group (S&P). The stronger the financial backing behind the bond, the higher the rating. If this backing is weakened or lost, the rating service may downgrade the bond's rating. This is virtually certain to cause the bond to drop in price.

- LOW QUALITY. High-yield/high-risk securities (commonly known as "junk bonds") have greater credit risk, are more sensitive to interest rate movements, are considered more speculative, have a greater vulnerability to economic changes are subject to greater price volatility and are less liquid than higher quality fixed-income securities. These securities may be more susceptible to credit risk and market risk than higher quality debt securities because their issuers may be less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for higher quality debt securities. As a result, an underlying portfolio's sub-adviser may find it more difficult to sell these securities or may have to sell them at lower prices. High yield securities are not generally meant for short-term investing.

- LOSS OF LIQUIDITY. If a bond is downgraded, or for other reasons drops in price, the market demand for it may "dry up." In that case, the bond may be hard to sell or "liquidate" (convert to cash).

INVESTING IN FIXED-INCOME INSTRUMENTS

An underlying portfolio may invest in "Fixed-Income Instruments," which as used in this prospectus include, without limitation:

- securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises ("U.S. Government Securities");

- corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper;

-     mortgage-backed and other asset-backed securities;

-     inflation-indexed bonds issued both by governments and corporations;

- structured notes, including hybrid or "indexed" securities, event-linked bonds;

-     loan participations and assignments;

-     delayed funding loans and revolving credit facilities;

- bank certificates of deposit, fixed time deposits and bankers' acceptances;

-     repurchase agreements and reverse repurchase agreements;

- debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises;


- obligations of non-U.S. governments or their subdivisions, agencies and government-sponsored enterprises; and obligations of international agencies or supranational entities.


The value of these securities may change daily based on changes in interest rates, and other

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market conditions and factors. Risks include, without limitation:

-     fluctuations in market value;

- changes in interest rates: the value of a fixed-income security generally decreases as interest rates rise;

- length of time to maturity: the longer the duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates;

- issuers defaulting on their obligations to pay interest or return principal.

An underlying portfolio may invest in derivatives based on fixed-income instruments.

INVESTING IN FOREIGN SECURITIES

Foreign securities are investments offered by non-U.S. companies, governments and government agencies. They involve risks in addition to those associated with securities of domestic issuers, including:

- CHANGES IN CURRENCY VALUES. Foreign securities may be sold in currencies other than U.S. dollars. If a currency's value drops relative to the dollar, the value of underlying portfolio shares could drop too. Also, dividend and interest payments may be lower. Factors affecting exchange rates include, without limitation: differing interest rates among countries; balances of trade; amount of a country's overseas investments; and intervention by banks. An underlying portfolio may also invest in American Depositary Receipts (ADRs) and American Depositary Shares (ADSs). They represent securities of foreign companies traded on U.S. exchanges, and their values are expressed in U.S. dollars. Changes in the value of the underlying foreign currency will change the value of the ADR or ADS.

- CURRENCY SPECULATION. The foreign currency market is largely unregulated and subject to speculation. An underlying portfolio's investments in foreign currency-denominated securities may reduce the returns of that portfolio.

- DIFFERING ACCOUNTING AND REPORTING PRACTICES. Foreign tax laws are different, as are laws, practices and standards for accounting, auditing and reporting data to investors.

- LESS INFORMATION AVAILABLE TO THE PUBLIC. Foreign companies usually make far less information available to the public.

- LESS REGULATION. Securities regulations in many foreign countries are more lax than in the U.S. In addition, regulation of banks and capital markets can be weak.

- MORE COMPLEX NEGOTIATIONS. Because of differing business and legal procedures, an underlying portfolio might find it hard to enforce obligations or negotiate favorable brokerage commission rates.

- LESS LIQUIDITY/MORE VOLATILITY. Some foreign securities are harder to convert to cash than U.S. securities, and their prices may fluctuate more dramatically.

- SETTLEMENT DELAYS. "Settlement" is the process of completing payment and delivery of a securities transaction. In many countries, this process takes longer than it does in the U.S.

- HIGHER CUSTODIAL CHARGES. Fees charged by an underlying portfolio's custodian for holding shares are higher for foreign securities than those of domestic securities.

- VULNERABILITY TO SEIZURE AND TAXES. Some governments can seize assets. They may also limit movement of assets from the country. An underlying portfolio's interest, dividends and capital gains may be subject to foreign withholding taxes.

- POLITICAL INSTABILITY AND SMALL MARKETS. Developing countries can be politically unstable. Economies can be dominated by a few industries, and markets may trade a small number of securities.

- DIFFERENT MARKET TRADING DAYS. Foreign markets may not be open for trading the same days as U.S. markets are open and asset values can change before your transaction occurs.

- HEDGING. An underlying portfolio may enter into forward currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency fluctuation on purchases and sales of such securities. Shifting an underlying portfolio's currency exposure from one currency to another removes the underlying portfolio's opportunity to profit from the original currency and involves a risk of increased losses for the underlying portfolio if the sub-adviser's projection of future exchange rates is inaccurate.

- EMERGING MARKET RISK. Investing in the securities of issuers located in or principally doing business in emerging markets bear

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      foreign exposure risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging market countries typically are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging market countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. In addition, an underlying portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

INVESTING IN FUTURES, OPTIONS AND OTHER DERIVATIVES

- An underlying portfolio may use derivative instruments as part of its investment strategy. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, loans, bonds, interest rates, currencies or currency exchange rates, commodities, and related indexes. Examples of derivative instruments include option contracts, futures contracts, options on futures contracts and swap agreements (including, but not limited to, credit default swaps). There is no assurance that the use of any derivatives strategy will succeed. Also, investing in financial contracts such as options involves additional risks and costs, such as inaccurate market predictions which may result in losses instead of gains, and prices may not match so the benefits of the transaction might be diminished and an underlying portfolio may incur substantial losses.

The value of a commodity-linked derivative investment generally is based upon the price movements of a physical commodity such as energy, mineral, or agricultural products), a commodity futures contract or commodity index, or other economic variable based upon changes in the value of commodities or the commodities markets. Swap transactions are privately negotiated agreements between an underlying portfolio and a counterparty to exchange or swap investment cash flows or assets at specified intervals in the future. The obligations may extend beyond one year. There is no central exchange or market for swap transactions and therefore they are less liquid investments than exchange-traded instruments. An underlying portfolio bears the risk that the counterparty could default under a swap agreement. Further, an underlying portfolio may invest in derivative debt instruments with principal and/or coupon payments linked to the value of commodities, commodity futures contracts or the performance of commodity indices. These are "commodity-linked" or "index-linked" notes. They are sometimes referred to as "structured notes" because the terms of the debt instrument may be structured by the issuer of the note and the purchaser of the note. The value of these notes will rise and fall in response to changes in the underlying commodity or related index of investment. These notes expose the underlying portfolio economically to movements in commodity prices. These notes are subject to risks, such as credit, market and interest rate risks, that in general affect the value of debt securities. Therefore, at the maturity of the note, the underlying portfolio may receive more or less principal than it originally invested. The portfolio might receive interest payments on the note that are more or less than the stated coupon interest payments.

An underlying portfolio's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other more traditional investments. The following provides a general discussion of important risk factors relating to all derivative instruments that may be used by an underlying portfolio:

- MANAGEMENT RISK. Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

- CREDIT RISK. The use of a derivative instrument involves the risk that a loss may be sustained as a result of the failure of another party to the contract (counterparty) to make required payments or otherwise comply with the contract's terms. Additionally, credit default swaps could result in losses if an underlying portfolio does not correctly evaluate the creditworthiness of the company on which the credit default swap is based.

- LIQUIDITY RISK. Liquidity risk exists when a particular derivative instrument is difficult to sell.

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      If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

- LEVERAGE RISK. Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When an underlying portfolio uses derivatives for leverage, investments in that portfolio will tend to be more volatile, resulting in larger gains or losses in response to market changes. To limit leverage risk, an underlying portfolio will segregate assets determined to be liquid by the sub-adviser in accordance with procedures established by the Board of Trustees (or as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under derivative instruments.

- LACK OF AVAILABILITY. Because the markets for certain derivative instruments (including markets located in foreign countries) are relatively new and still developing, suitable derivatives transactions may not be available in all circumstances for risk management or other purposes. There is no assurance that an underlying portfolio will engage in derivatives transactions at any time or from time to time. An underlying portfolio's ability to use derivatives may be limited by certain regulatory and tax considerations.

- MARKET AND OTHER RISKS. Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way that is detrimental to an underlying portfolio's interest. If an underlying portfolio's manager incorrectly forecasts the value of securities, currencies or interest rates or other economic factors in using derivatives for the underlying portfolio, the underlying portfolio might have been in a better position if it had not entered into the transaction at all. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other portfolio investments. An underlying portfolio may also have to buy or sell a security at a disadvantageous time or price because the underlying portfolio is legally required to maintain offsetting positions or asset coverage in connection with certain derivative transactions.

Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indexes. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to an underlying portfolio. Also, the value of derivatives may not correlate perfectly, or at all, with the value of the assets, reference rates or indexes they are designed to closely track. In addition, an underlying portfolio's use of derivatives may cause the underlying portfolio to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the underlying portfolio had not used such instruments.

SWAPS AND SWAP-RELATED PRODUCTS

An underlying portfolio's sub-adviser may enter into swap transactions primarily to attempt to preserve a return or spread on a particular investment or portion of its underlying portfolio. An underlying portfolio also may enter into these transactions to attempt to protect against any increase in the price of securities the underlying portfolio may consider buying at a later date.

- COMMODITY SWAPS. An investment in a commodity swap agreement may, for example, involve the exchange of floating-rate interest payments for the total return on a commodity index. In a total return commodity swap, an underlying portfolio will receive the price appreciation of a commodity index, a portion of the index, or a single commodity in exchange for paying an agreed-upon fee. If the commodity swap is for one period, the underlying portfolio may pay a fixed fee, established at the outset of the swap. However, if the term of the commodity swap is more than one period, with interim swap payments, the underlying portfolio may pay an adjustable or floating fee. With a "floating" rate, the fee may be pegged to a base rate, such as the London Interbank Offered Rate, and is adjusted each period. Therefore, if interest rates increase over the term of the swap contract, the underlying portfolio may be required to pay a higher fee at each swap reset date.

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-     INTEREST RATE SWAPS. Interest rate swaps involve the exchange by an underlying portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The exchange commitments can involve payments to be made in the same currency or in different currencies. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually based principal amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a contractually based principal amount from the party selling the interest rate floor.

      An underlying portfolio, subject to its investment restrictions, enters into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or its liabilities, and will usually enter into interest rate swaps on a net basis (i.e., the two payment streams are netted out, with the underlying portfolio receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of the underlying portfolio's obligations over its entitlements with respect to each interest rate swap, will be calculated on a daily basis. An amount of cash or other liquid assets having an aggregate net asset value at least equal to the accrued excess will be segregated by its custodian. If an underlying portfolio enters into an interest rate swap on other than a net basis, it will maintain a segregated account in the full amount accrued on a daily basis of its obligations with respect to the swap.

      An underlying portfolio will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in one of the three highest rating categories of at least one nationally recognized statistical rating organization at the time of entering into such transaction. The underlying portfolio's sub-adviser will monitor the creditworthiness of all counterparties on an ongoing basis. If there is a default by the other party to such a transaction, the underlying portfolio will have contractual remedies pursuant to the agreements related to the transaction.

      The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps. To the extent an underlying portfolio sells (i.e., writes) caps and floors, it will segregate cash or other liquid assets having an aggregate net asset value at least equal to the full amount, accrued on a daily basis, of its obligations with respect to any caps or floors.

      There is no limit on the amount of interest rate swap transactions that may be entered into by an underlying portfolio, unless so stated in its investment objectives. These transactions may in some instances involve the delivery of securities or other underlying assets by the underlying portfolio or its counterparty to collateralize obligations under the swap. Under the documentation currently used in those markets, the risk of loss with respect to interest rate swaps is limited to the net amount of the interest payments that the underlying portfolio is contractually obligated to make. If the other party to an interest rate swap that is not collateralized defaults, the underlying portfolio would risk the loss of the net amount of the payments that it contractually is entitled to receive. An underlying portfolio may buy and sell (i.e., write) caps and floors without limitation, subject to the segregation requirement described above.

- CREDIT DEFAULT SWAPS. A credit default swap occurs when an underlying portfolio sells credit default protection; however, the underlying portfolio will generally value the swap at its notional amount. As the seller in a credit default swap contract, the underlying portfolio would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the underlying portfolio would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the underlying portfolio would keep the stream of payments and would have no payment obligations. As the seller, the underlying portfolio would be subject to investment exposure on the notional amount of the swap.

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An underlying portfolio may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio, in which case the underlying portfolio would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk -- that the seller may fail to satisfy its payment obligations to the underlying portfolio in the event of a default.

INVESTING IN FORWARD FOREIGN CURRENCY CONTRACTS

A forward foreign currency contract is an agreement between contracting parties to exchange an amount of currency at some future time at an agreed upon rate. These contracts are used as a hedge against fluctuations in foreign exchange rates. Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of securities, or prevent losses if the prices of an underlying portfolio's securities decline. Such hedging transactions preclude the opportunity for a gain if the value of the hedging currency should rise. Forward contracts may, from time to time, be considered illiquid, in which case they would be subject to an underlying portfolio's limitations on investing in illiquid securities. If an underlying portfolio's manager makes the incorrect prediction, the opportunity for loss can be magnified.

INVESTING IN WARRANTS AND RIGHTS

Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company. Also, the value of a warrant or right does not necessarily change with the value of the underlying securities. A warrant or right ceases to have value if it is not exercised prior to the expiration date.

INVESTING IN SMALL- OR MEDIUM-SIZED COMPANIES

Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Securities of such companies may be subject to more abrupt or erratic price movements than larger company securities. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

INVESTING IN MORTGAGE-RELATED SECURITIES

Mortgage-related securities in which an underlying portfolio may invest represent pools of mortgage loans assembled for sale to investors by various governmental agencies or government-related organizations, as well as by nongovernmental issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, is not so secured. An underlying portfolio's investments in mortgage-related securities are exposed to prepayment risk, which is the possibility that mortgage holders will repay their loans early during periods of falling interest rates, requiring the underlying portfolio to reinvest in lower-yielding instruments and receive less principal or income than originally was anticipated. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates.

ILLIQUID AND RESTRICTED/144A SECURITIES

An underlying portfolio may invest in illiquid securities (i.e., securities that are not readily marketable). In recent years, a large institutional market has developed for certain securities that are not registered under the Securities Act of 1933 (the "1933 Act"). Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend on an efficient institutional market in which such unregistered securities can readily be resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments. Rule 144A under the 1933 Act established a "safe harbor" from the registration requirements of the 1933 Act for resale of certain securities to qualified institutional buyers. Institutional markets for restricted securities that might develop as a result of Rule 144A could provide both readily ascertainable values for restricted securities and the ability to liquidate an investment in order to satisfy share redemption orders. An insufficient number of qualified institutional buyers interested in purchasing a Rule 144A-eligible security held by an underlying portfolio could, however, adversely affect the marketability of such security and the underlying portfolio might be unable to dispose of such security promptly or at reasonable prices.

PORTFOLIO TURNOVER

An underlying portfolio may engage in a number of short-term transactions, which may lower portfolio performance. High turnover will not limit a manager's ability to buy or sell securities for an underlying portfolio. Increased turnover (100% or more) results in higher brokerage costs or mark-up charges for the portfolio. An underlying portfolio ultimately passes these charges on to shareholders. Short-term trading may also result in short-term capital gains, which are taxed as ordinary income to shareholders.

COUNTRY, SECTOR OR INDUSTRY FOCUS

Unless otherwise stated in an underlying portfolio's objective or its principal strategies and policies, as a fundamental policy governing concentration, no underlying portfolio will invest more than 25% of its total assets in any one particular industry, other than U.S. government securities and its agencies. In addition, to the extent an underlying portfolio invests a significant portion of its assets in one or more countries, sectors or industries at any time, the underlying portfolio will face a greater risk loss due to factors affecting the country, sector or industry than if the underlying portfolio always maintained wide diversity among the countries, sectors and industries in which it invests. For example, natural resources industries can be significantly affected by events relating to international political developments, natural disasters, energy conservation, the success of exploration projects, commodity prices, and tax and government regulations. At times, the performance of securities of companies in the energy and other natural resources industry will lag the performance of other industries or the broader market as a whole. Banks and financial institutions subject to potentially restrictive governmental controls and regulations that may limit or adversely affect profitability and share price. In addition, securities in that sector may be very sensitive to interest rate changes throughout the world.

SECURITIES LENDING

An underlying portfolio may lend securities to other financial institutions that provide cash or other securities as collateral. This involves risk that the borrower may fail to return the securities in a timely manner or at all. As a result, an underlying portfolio may lose money and there may be a delay in recovering the loaned securities. An underlying portfolio could also lose money if it does not recover the securities and/or value of the collateral falls, including the value of investments made with cash collateral. These events could trigger adverse tax consequences to an underlying portfolio.

TEMPORARY DEFENSIVE STRATEGIES

For temporary defensive purposes, an underlying portfolio may, at times, choose to hold some portion of its net assets in cash, or to invest that cash in a variety of debt securities. This may be done as a defensive measure at times when desirable risk/reward characteristics are not available in stocks or to earn income from otherwise uninvested cash. When an underlying portfolio increases its cash or debt investment position, its income may increase while its ability to participate in stock market advances or declines decrease. Furthermore, when an underlying portfolio assumes a temporary defensive position it may not be able to achieve its investment objective.

INVESTMENT STYLE RISK

Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. An underlying portfolio may outperform or underperform other portfolios that employ a different investment style. An underlying portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of value stocks that can cushion stock prices in a falling market. Growth oriented portfolios will typically underperform when value investing is in favor. The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced.

ISSUER-SPECIFIC CHANGES

The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. Lower-quality debt securities (those of less than investment-grade quality) and certain other types of securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments and can be difficult to resell.

INVESTMENT STRATEGIES

The portfolio and each underlying portfolio is permitted to use other securities and investment strategies in pursuit of its investment objective, subject to limits established by the portfolio's and the underlying portfolios' Board of Trustees. Neither the portfolio nor any underlying portfolio is under any obligation to use any of the techniques or strategies at any given time or under any particular economic condition. Certain instruments and investment strategies may expose the portfolio and the underlying portfolios to other risks and considerations, which are discussed in the portfolio's and the underlying portfolios' SAIs.

                            Transamerica Series Trust
                            www.transamericafunds.com


ADDITIONAL INFORMATION about the portfolio is contained in the Statement of Additional Information ("SAI"), dated May 1, 2009, which is incorporated by reference into this prospectus, and will also be contained in the Trust's annual and semi-annual reports to shareholders when available. In the portfolio's annual reports, when available, you will find a discussion of the market conditions, and investment strategies that significantly affected the portfolio's performance during the reported fiscal years.


You may also call 1-800-851-9777 to request this additional information about the portfolio without charge or to make shareholder inquiries.

Other information about the portfolio has been filed with and is available from the U.S. Securities and Exchange Commission ("SEC"). Information about the Trust (including the SAI) can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the public reference room may be obtained by calling the SEC at 1-202-551-8090. Information may be obtained, upon payment of a duplicating fee by, writing the Public Reference Section of the SEC, Washington D.C. 20549-6009, or by electronic request at publicinfo@sec.gov.

Reports and other information about the Trust are also available on theSEC's Internet site at http://www.sec.gov. (Transamerica Series Trust File No. 811-04419.)

For more information about the portfolio, you may obtain a copy of the SAI or the annual or semi-annual reports, without charge, or to make other inquiries about the Trust, call the number listed above.

                      STATEMENT OF ADDITIONAL INFORMATION

                           TRANSAMERICA SERIES TRUST





                                   May 1, 2009



This Statement of Additional Information ("SAI") is not a prospectus but supplements and should be read in conjunction with the prospectus of Transamerica Series Trust (the "Trust" or "TST") dated May 1, 2009, as it may be supplemented from time to time, and with the prospectus of TST dated May 1, 2009 for Transamerica Foxhall Global Conservative VP, Transamerica Foxhall Emerging Markets/Pacific Rim VP, Transamerica Foxhall Global Growth VP, Transamerica Foxhall Global Hard Asset VP, Transamerica Hanlon Balanced VP, Transamerica Hanlon Growth VP, Transamerica Hanlon Growth and Income VP and Transamerica Hanlon Managed Income VP, as it may be supplemented from time to time.



You may obtain a copy of the prospectuses free of charge by calling 1-800-851-9777. The SAI is incorporated by reference into the prospectuses. The SAI sets forth information which may be of interest to investors but which is not necessarily included in the prospectuses. The Trust's Annual Report to Policyowners, including the financial statements therein, are incorporated by reference into this SAI, and may be obtained free of charge by calling TST at the above telephone number.


                               INVESTMENT ADVISER:
                       TRANSAMERICA ASSET MANAGEMENT, INC.

                            TRANSAMERICA SERIES TRUST

                                TABLE OF CONTENTS

Information about each portfolio you should know before investing
(NOTE: Please refer to your product prospectus for a listing of the portfolios that are offered through the product you have purchased.)

ORGANIZATION
INVESTMENT OBJECTIVE
FUNDAMENTAL INVESTMENT POLICIES


                INDIVIDUAL PORTFOLIO INFORMATION
      TACLCV-1  Transamerica American Century Large Company Value VP
        TAAC-1  Transamerica Asset Allocation - Conservative VP
       TAAGR-1  Transamerica Asset Allocation - Growth VP
      TAAMOD-1  Transamerica Asset Allocation - Moderate VP
       TAAMG-1  Transamerica Asset Allocation - Moderate Growth VP
          TB-1  Transamerica Balanced VP
       TBRGA-1  Transamerica BlackRock Global Allocation VP
      TBRLCV-1  Transamerica BlackRock Large Cap Value VP
       TBRTA-1  Transamerica BlackRock Tactical Allocation VP
        TCGV-1  Transamerica Capital Guardian Value VP
      TCGRES-1  Transamerica Clarion Global Real Estate Securities VP
         TCS-1  Transamerica Convertible Securities VP
         TEM-1  Transamerica Efficient Markets VP
          TE-1  Transamerica Equity VP
        TEII-1  Transamerica Equity II VP
        TFMO-1  Transamerica Federated Market Opportunity VP
        TFGC-1  Transamerica Foxhall Global Conservative VP
     TFGEMPR-1  Transamerica Foxhall Emerging Markets/Pacific Rim VP
        TFGG-1  Transamerica Foxhall Global Growth VP
       TFGHA-1  Transamerica Foxhall Global Hard Asset VP
         TGO-1  Transamerica Growth Opportunities VP
         THB-1  Transamerica Hanlon Balanced VP
         THG-1  Transamerica Hanlon Growth VP
        THGI-1  Transamerica Hanlon Growth and Income VP
        THMI-1  Transamerica Hanlon Managed Income VP
        TI50-1  Transamerica Index 50 VP
        TI75-1  Transamerica Index 75 VP
       TIMGF-1  Transamerica International Moderate Growth VP
       TJNGR-1  Transamerica Jennison Growth VP
      TJPMCB-1  Transamerica JPMorgan Core Bond VP
      TJPMEI-1  Transamerica JPMorgan Enhanced Index VP
     TJPMMCV-1  Transamerica JPMorgan Mid Cap Value VP
      TLMPAC-1  Transamerica Legg Mason Partners All Cap VP
      TMARGR-1  Transamerica Marsico Growth VP
      TMFSHY-1  Transamerica MFS High Yield VP
      TMFSIE-1  Transamerica MFS International Equity VP
         TMM-1  Transamerica Money Market VP
         TMN-1  Transamerica Munder Net50 VP
      TPIMCO-1  Transamerica PIMCO Total Return VP
       TPFUB-1  Transamerica ProFund UltraBear VP
         TST-1  Transamerica Science & Technology VP
       TSMCV-1  Transamerica Small/Mid Cap Value VP
       TRPEI-1  Transamerica T. Rowe Price Equity Income VP
       TRPGS-1  Transamerica T. Rowe Price Growth Stock VP
       TRPSC-1  Transamerica T. Rowe Price Small Cap VP
         TTG-1  Transamerica Templeton Global VP
        TTAV-1  Transamerica Third Avenue Value VP
       TUSGS-1  Transamerica U.S. Government Securities VP
         TVB-1  Transamerica Value Balanced VP
      TVKAIA-1  Transamerica Van Kampen Active International Allocation VP
      TVKLCC-1  Transamerica Van Kampen Large Cap Core VP
      TVKMCG-1  Transamerica Van Kampen Mid-Cap Growth VP

ADDITIONAL INFORMATION -- ALL PORTFOLIOS..............................................    3
INVESTMENT POLICIES AND STRATEGIES....................................................    3
LENDING...............................................................................    3
BORROWING.............................................................................    3
SHORT SALES...........................................................................    4
FOREIGN SECURITIES....................................................................    4
FOREIGN BANK OBLIGATIONS..............................................................    7
FORWARD FOREIGN CURRENCY CONTRACTS....................................................    7
WHEN-ISSUED, DELAYED SETTLEMENT AND FORWARD DELIVERY SECURITIES.......................    9
REPURCHASE AGREEMENTS.................................................................    9
TEMPORARY DEFENSIVE POSITION..........................................................   10
U.S. GOVERNMENT SECURITIES............................................................   11
NON-INVESTMENT GRADE DEBT SECURITIES..................................................   11
CONVERTIBLE SECURITIES................................................................   11
INVESTMENTS IN FUTURES, OPTIONS AND OTHER DERIVATIVE INSTRUMENTS......................   12
ZERO COUPON, PAY-IN-KIND AND STEP COUPON SECURITIES...................................   21
WARRANTS AND RIGHTS...................................................................   22
MORTGAGE-BACKED SECURITIES............................................................   22
ASSET-BACKED SECURITIES...............................................................   24
PASS-THROUGH SECURITIES...............................................................   25
OTHER INCOME PRODUCING SECURITIES.....................................................   25
ILLIQUID AND RESTRICTED/144A SECURITIES...............................................   26
OTHER INVESTMENT COMPANIES............................................................   26
BANK AND THRIFT OBLIGATIONS...........................................................   26
INVESTMENTS IN THE REAL ESTATE INDUSTRY AND REAL ESTATE INVESTMENT TRUSTS ("REITS")...   27
VARIABLE RATE MASTER DEMAND NOTES.....................................................   28
DEBT SECURITIES AND FIXED-INCOME INVESTING............................................   28
STRUCTURED NOTES......................................................................   29
HIGH-YIELD/HIGH-RISK SECURITIES.......................................................   29
TRADE CLAIMS..........................................................................   30
BRADY BONDS...........................................................................   30
COLLATERALIZED DEBT OBLIGATIONS.......................................................   30
DOLLAR ROLL TRANSACTIONS..............................................................   31
EXCHANGE TRADED FUNDS ("ETFS")........................................................   31
HYBRID INSTRUMENTS....................................................................   32
INDEXED SECURITIES....................................................................   32
DISTRESSED SECURITIES.................................................................   32
MUNICIPAL FIXED-INCOME SECURITIES.....................................................   32
PASSIVE FOREIGN INVESTMENT COMPANIES..................................................   33
PREFERRED STOCKS......................................................................   34
LOAN PARTICIPATIONS AND ASSIGNMENTS...................................................   34
EVENT-LINKED BONDS....................................................................   35
SPECIAL CONSIDERATIONS (TRANSMERICA PROFUND ULTRABEAR VP ONLY)........................   35
INVESTMENT POLICIES AND STRATEGIES - TRANSAMERICA BLACKROCK GLOBAL ALLOCATION VP......   38
MANAGEMENT OF THE TRUST...............................................................   40
BOARD MEMBERS AND OFFICERS............................................................   40
SHAREHOLDER COMMUNICATION PROCEDURES WITH BOARD OF TRUSTEES...........................   59
CODE OF ETHICS........................................................................   60
PROXY VOTING POLICIES AND PROCEDURES..................................................   60
DISCLOSURE OF PORTFOLIO HOLDINGS......................................................   61
THE INVESTMENT ADVISER................................................................   62
THE SUB-ADVISERS......................................................................   63
PERSONAL SECURITIES TRANSACTIONS......................................................   64
PORTFOLIO TURNOVER....................................................................   64
BROKERAGE.............................................................................   65
DIRECTED BROKERAGE....................................................................   66
DETERMINATION OF OFFERING PRICE.......................................................   66
NET ASSET VALUATION DETERMINATION.....................................................   66
PRINCIPAL SHAREHOLDERS................................................................   67

TAXES.................................................................................   74
OTHER INFORMATION.....................................................................   76
THE TRUST.............................................................................   76
FINANCIAL STATEMENTS..................................................................   76
INDEPENDENT REGISTERED CERTIFIED PUBLIC ACCOUNTANTS...................................   76
CUSTODIAN.............................................................................   76
APPENDIX A............................................................................  A-1
APPENDIX B............................................................................  B-1
APPENDIX C............................................................................  C-1
APPENDIX D............................................................................  D-1

INVESTOR INFORMATION

ORGANIZATION


Each portfolio is a series of Transamerica Series Trust ("TST" or the "Trust"), a Delaware statutory trust that is governed by an Amended and Restated Agreement and Declaration of Trust dated November 1, 2007. The Trust, which was organized in 2005, is the successor to a corporation formed under the laws of the State of Maryland in 1985.



The Trust is intended to be sold to the separate accounts of life insurance companies to fund benefits under policies ("Policies") or contracts ("Contracts") (collectively, the "Separate Accounts") (owners of the Separate Accounts, the "Policyowners") issued by Western Reserve Life Assurance Co. of Ohio ("WRL"), Transamerica Life Insurance Company ("Transamerica"), Transamerica Financial Life Insurance Company, Inc. ("TFLIC"), Monumental Life Insurance Company ("Monumental"), ML Life Insurance Company of New York ("MLLICNY") and Merrill Lynch Life Insurance Company ("MLLIC") (the "Life Companies"), and to Transamerica Asset Allocation - Conservative VP, Transamerica Asset Allocation - Growth VP, Transamerica Asset Allocation - Moderate VP, Transamerica Asset Allocation - Moderate Growth VP, Transamerica International Moderate Growth VP and Transamerica BlackRock Tactical Allocation VP (the "Asset Allocation Portfolios") as underlying portfolios in which the Asset Allocation Portfolios may invest. As such, WRL, Transamerica, TFLIC, Monumental, MLLICNY, MLLIC, and the Asset Allocation Portfolios are the only shareholders of the investment portfolios offered by TST. If a Life Company offers a portfolio of TST in its respective products, and you own a Policy or a Contract of one of those Life Companies, you have the right to give voting instructions on certain shares of such portfolio. Shares may be offered to other life insurance companies in the future.


Because Trust shares are sold to Separate Accounts established to receive and invest premiums received under Policies and purchase payments received under the Contracts, it is conceivable that, in the future, it may become disadvantageous for variable life insurance Separate Accounts of the Life Companies to invest in the Trust simultaneously. Neither the Life Companies nor the Trust currently foresees any such disadvantages or conflicts. Any Life Company may notify the Trust's Board of a potential or existing conflict. The Trust's Board will then determine if a material conflict exists and what action, if any, is needed.

Such action could include the sale of Trust shares by one or more of the Separate Accounts, which could have adverse consequences. Material conflicts could result from, for example, (1) changes in state insurance laws, (2) changes in federal income tax laws, or (3) differences in voting instructions between those given by the Policyowners. The Trust's Board might conclude that separate portfolios should be established under the Separate Accounts. If this happens, the affected Life Companies will bear the attendant expenses of establishing separate portfolios. As a result, Policyowners would no longer have the economies of scale typically resulting from a larger combined portfolio.

The Trust offers shares of each portfolio. All shares of a portfolio have equal voting rights, but only shares of a particular portfolio are entitled to vote on matters concerning only that portfolio. Each of the issued and outstanding shares of a portfolio is entitled to one vote and to participate equally in dividends and distributions declared by the portfolio and, upon liquidation or dissolution, to participate equally in the net assets of the portfolio remaining after satisfaction of outstanding liabilities. The shares of a portfolio, when issued, will be fully paid and nonassessable, have no preferences, preemptive, conversion, exchange or similar rights, and will be freely transferable. Shares do not have cumulative voting rights.

Only the Separate Accounts of the Life Companies may hold shares of the Trust and are entitled to exercise the rights directly as described above. To the extent required by law, the Life Companies will vote the Trust's shares held in the Separate Accounts, including Trust shares which are not attributable to Policyowners, at meetings of the Trust, in accordance with instructions received from persons having voting interests in the corresponding sub-accounts of the Separate Accounts. Except as required by the Investment Company Act of 1940, as amended (the "1940 Act") the Trust does not hold regularly scheduled special shareholder meetings. If the 1940 Act or any regulation thereunder should be amended, or if present interpretation thereof should change, and as a result it is determined that the Life Companies are permitted to vote the Trust's shares in their own right, they may elect to do so. The rights of Policyowners are described in more detail in the prospectuses or disclosure documents for the policies and the annuity contracts, respectively.


To the extent authorized by law, Transamerica Series Trust and each of the portfolios reserves the right to discontinue offering shares at any time or to cease operating entirely.


INVESTMENT OBJECTIVE


The investment objective of each portfolio and the policies each portfolio employs to achieve its objective are described in the prospectus. Shares of the portfolios are sold only to the Separate Accounts of the Life Companies to fund the benefits under certain Policies and Contracts and to the Asset Allocation Portfolios. There can be no assurance that a portfolio will achieve its objective.

As indicated in the prospectus, each portfolio's investment objective and, unless otherwise noted, its investment policies and techniques may be changed by the Board without approval of shareholders or Policyowners. A change in the investment objective or policies of a portfolio may result in the portfolio having an investment objective or policies different from those which a Policyowner deemed appropriate at the time of investment.

FUNDAMENTAL INVESTMENT POLICIES

As indicated in the prospectus, each portfolio is subject to certain fundamental policies that may not be changed without the approval of the holders of a majority of the outstanding voting securities of the portfolio. "Majority" for this purpose and under the 1940 Act means the lesser of (i) 67% of the voting securities represented at a meeting at which more than 50% of the outstanding voting securities of a portfolio are represented or (ii) more than 50% of the outstanding voting securities of a portfolio. A complete statement of all such fundamental policies is set forth below. State insurance laws and regulations may impose additional limitations on the portfolio's investments, including the portfolio's ability to borrow, lend and use options, futures and other derivative instruments. In addition, such laws and regulations may require that a portfolio's investments meet additional diversification or other requirements.

Each portfolio has adopted the following fundamental policies:

1. Diversification


Each portfolio shall be a "diversified company" as that term is defined in the 1940 Act (except for Transamerica Clarion Global Real Estate Securities VP, Transamerica Legg Mason Partners All Cap VP, Transamerica ProFund UltraBear VP, Transamerica Third Avenue Value VP and Transamerica Science & Technology VP), and as interpreted or modified from time to time by regulatory authority having jurisdiction. Transamerica Clarion Global Real Estate Securities VP, Transamerica Legg Mason Partners All Cap VP, Transamerica ProFund UltraBear VP, Transamerica Third Avenue Value VP and Transamerica Science & Technology VP are each currently a "non-diversified company" as that term is defined in the 1940 Act.


2. Borrowing

Each portfolio may not borrow money, except as permitted under the 1940 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction.

3. Senior Securities

Each portfolio may not issue any senior security, except as permitted under the 1940 Act, and as interpreted, modified or otherwise permitted from time to time by regulatory authority having jurisdiction.

4. Underwriting Securities

Each portfolio may not act as an underwriter of securities within the meaning of the Securities Act of 1933, as amended, ("Securities Act") except as permitted under the Securities Act, and as interpreted, modified or otherwise permitted from time to time by regulatory authority having jurisdiction. Among other things, to the extent that the portfolio may be deemed to be an underwriter within the meaning of the Securities Act, each portfolio may act as an underwriter of securities in connection with the purchase and sale of its portfolio securities in the ordinary course of pursuing its investment objective, investment policies and investment program.

5. Real Estate

Each portfolio may not purchase or sell real estate or any interests therein, except as permitted under the 1940 Act, and as interpreted, modified or otherwise permitted from time to time by regulatory authority having jurisdiction. Notwithstanding this limitation, a portfolio may, among other things, (i) acquire or lease office space for its own use; (ii) invest in securities of issuers that invest in real estate or interests therein; (iii) invest in mortgage-related securities and other securities that are secured by real estate or interests therein; or (iv) hold and sell real estate acquired by the portfolio as a result of the ownership of securities.

6. Making Loans

Each portfolio may make loans only as permitted under the 1940 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.

7. Concentration of Investments


Each portfolio may not "concentrate" its investments in a particular industry or group of industries (except the portfolio(s) listed below), except as permitted under the 1940 Act, and as interpreted, modified or otherwise permitted from time to time by regulatory authority having jurisdiction. Without limiting the generality of the foregoing, this limitation will not apply to securities issued or guaranteed as to principal and/or interest by the U.S. Government, its agencies or instrumentalities.


Transamerica Clarion Global Real Estate Securities VP may concentrate in securities of issuers in the real estate industry.

8. Commodities

Each portfolio may not purchase physical commodities or contracts relating to physical commodities, except as permitted from time to time under the 1940 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction.

TRANSAMERICA AMERICAN CENTURY LARGE COMPANY VALUE VP

NON-FUNDAMENTAL INVESTMENT POLICIES

The portfolio has adopted the following non-fundamental policies that may be changed by the Board of Trustees without shareholder approval:

(A) The portfolio may not purchase additional investment securities at any time during which outstanding borrowings exceed 5% of the total assets of the portfolio.

(B) The portfolio may not purchase any security or enter into a repurchase agreement if, as a result, more than 15% of its net assets would be invested in illiquid securities. Illiquid securities include repurchase agreements not entitling the holder to payment of principal and interest within seven days, and securities that are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market.

(C) The portfolio may not sell securities short, except short sales "against the box."

(D) The portfolio may not purchase securities on margin, except to obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

(E) The portfolio may not invest for purposes of exercising control.

FEES PAID BY PORTFOLIO

TRUSTEES' FEES


Each portfolio pays a share of the fees and expenses for the Trust's Board of Trustees. Transamerica American Century Large Company Value VP paid $11,601 for the fiscal year ended December 31, 2008.


ADVISORY FEES

Transamerica Asset Management, Inc. ("TAM") serves as investment adviser to this portfolio.

TAM is compensated for its services to the individual portfolios through advisory fees. The method of computing the investment advisory fee is fully described in the Trust's prospectus. The portfolio paid the following amounts for the last three fiscal years:


  2008          2007         2006
----------   ----------   ----------
$3,268,257   $3,518,774   $1,073,823


ADMINISTRATIVE SERVICES FEES

The portfolio paid administrative services fees in the following amounts for the last three fiscal years:


 2008      2007      2006
-------   -------   -------
$79,582   $86,117   $25,266



TRANSFER AGENCY FEES



The portfolio paid transfer agency fees in the following amounts for the last three fiscal years:



 2008     2007    2006
------  -------  -------
$7,646    N/A      N/A


                                       TST
          TACLCV-1 Transamerica American Century Large Company Value VP

PORTFOLIO EXPENSES PAID BY INVESTMENT ADVISER


TAM has contractually undertaken through April 30, 2010 to pay expenses on behalf of the portfolio to the extent normal operating expenses (including investment advisory fees but excluding 12b-1 fees, interest, taxes, brokerage fees, commissions, and extraordinary charges) exceed, as a percentage of the portfolio's average daily net assets, 1.35%. The following portfolio expenses were paid by the Investment Adviser for the last three fiscal years:



  2008        2007       2006
---------   --------   --------
$0             $0        $0


COMMISSIONS PAID BY THE PORTFOLIO

The portfolio paid brokerage commissions in the following amounts for the last three fiscal years:


    AGGREGATE COMMISSIONS
    YEAR ENDED DECEMBER 31
-----------------------------
 2008        2007      2006
--------   --------   -------
$115,854   $125,484   $21,614



                           AFFILIATED BROKERAGE COMMISSIONS
                               YEAR ENDED DECEMBER 31
--------------------------------------------------------------------------------------------
              % OF AGGREGATE                  % OF AGGREGATE                % OF AGGREGATE
   2008        COMMISSIONS         2007         COMMISSIONS        2006       COMMISSIONS
----------  ------------------  ----------  ------------------  ----------  ----------------
$4,462           3.85%             $424            0.34%            $28          0.13%



Brokerage commissions in the amount of $39,819 were directed to brokers for brokerage and research services provided during the fiscal year ended December 31, 2008.


THE SUB-ADVISER

AMERICAN CENTURY INVESTMENT MANAGEMENT, INC. ("AMERICAN CENTURY") serves as sub-adviser to Transamerica American Century Large Company Value VP. American Century is located at American Century Tower, 4500 Main Street, Kansas City, MO 64111, and has been managing mutual funds since 1958.


The sub-adviser serves pursuant to a Sub-Advisory Agreement dated May 1, 2001, as amended. The agreement continues in effect from year to year if approved annually by the Trust's Board of Trustees.


PORTFOLIO MANAGER INFORMATION

Information regarding the other accounts managed by the portfolio managers, the methods by which the portfolio managers are compensated, the range of securities owned by each portfolio manager and a description of the conflicts of interest policy applicable to each portfolio manager is provided in Appendix D of this SAI.

SUB-ADVISORY FEES

The sub-adviser was paid fees for its services in the following amounts for the last three fiscal years:


  2008         2007          2006
----------   ----------   --------
$1,429,699   $1,544,352   $544,075


                                       TST
          TACLCV-2 Transamerica American Century Large Company Value VP

TRANSAMERICA ASSET ALLOCATION - CONSERVATIVE VP

NON-FUNDAMENTAL INVESTMENT POLICIES

The portfolio has adopted the following non-fundamental policies that may be changed by the Board of Trustees without shareholder approval:

(A) The portfolio may not invest more than 15% of its net assets in illiquid securities. This does not include securities eligible for resale pursuant to Rule 144A under the Securities Act or any other securities as to which a determination as to liquidity has been made pursuant to guidelines adopted by the Board of Trustees as permitted under the 1940 Act.

(B) The portfolio may not sell securities short, except short sales "against the box."

(C) The portfolio may not purchase securities on margin, except to obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

(D) The portfolio may not mortgage or pledge any securities owned or held by the portfolio in amounts that exceed, in the aggregate, 15% of the portfolio's net assets, provided that this limitation does not apply to reverse repurchase agreements or in the case of assets deposited to provide margin or guarantee positions in options, futures contracts, swaps, forward contracts or other derivative instruments or the segregation of assets in connection with such transactions.

(E) The portfolio may not invest for purposes of exercising control or management.

FEES PAID BY PORTFOLIO

TRUSTEES' FEES


Each portfolio pays a share of the fees and expenses for the Trust's Board of Trustees. Transamerica Asset Allocation - Conservative VP paid $30,543 for the fiscal period ended December 31, 2008.


ADVISORY FEES

Transamerica Asset Management, Inc. ("TAM") serves as investment adviser to this portfolio. TAM is compensated for its services to the individual portfolios through advisory fees. The method of computing the investment advisory fee is fully described in the Trust's prospectus. The portfolio paid the following amounts for the last three fiscal years:


   2008        2007       2006
----------   --------   --------
$1,099,811   $908,130   $766,794


ADMINISTRATIVE SERVICES FEES

The portfolio paid administrative services fees in the following amount for the last three fiscal years:


  2008         2007       2006
----------   --------   --------
$137,476     $113,516    $95,849






TRANSFER AGENCY FEES



The portfolio paid transfer agency fees in the following amounts for the last three fiscal years:






   2008        2007       2006
----------   --------   --------
$21,257        N/A        N/A


                                       TST
             TAAC-1 Transamerica Asset Allocation - Conservative VP

PORTFOLIO EXPENSES PAID BY INVESTMENT ADVISER



TAM has contractually undertaken through April 30, 2010 to pay expenses on behalf of the portfolio to the extent normal operating expenses (including investment advisory fees but excluding 12b-1 fees, interest, taxes, brokerage fees, commissions, acquired (i.e., underlying portfolios) fees and extraordinary charges) exceed, as a percentage of the portfolio's average daily net assets, 0.25%. The following portfolio expenses were paid by the Investment Adviser for the last three fiscal years:



   2008        2007       2006
----------   --------   --------
$0              $0        $0



COMMISSIONS PAID BY THE PORTFOLIO


The portfolio paid brokerage commissions in the following amounts for the last three fiscal years:


     AGGREGATE COMMISSIONS
     YEAR ENDED DECEMBER 31
--------------------------------
  2008         2007       2006
----------   --------   --------
N/A             N/A       N/A



                        AFFILIATED BROKERAGE COMMISSIONS
                             YEAR ENDED DECEMBER 31
---------------------------------------------------------------------------------
           % OF AGGREGATE              % OF AGGREGATE              % OF AGGREGATE
  2008       COMMISSIONS      2007      COMMISSIONS       2006      COMMISSIONS
--------   --------------   --------   --------------   --------   --------------
N/A            N/A             N/A          N/A           N/A          N/A


PORTFOLIO CONSTRUCTION MANAGER


MORNINGSTAR ASSOCIATES, LLC ("MORNINGSTAR") serves as portfolio construction manager to the portfolio pursuant to the terms of an Asset Allocation Management Agreement dated April 1, 2005, as amended. The agreement continues in effect from year to year if approved annually by the Trust's Board of Trustees. Morningstar is located at 22 West Washington Street, Chicago, IL 60602.


PORTFOLIO CONSTRUCTION MANAGER INFORMATION

Information regarding the other accounts managed by the portfolio construction manager, the methods by which the portfolio construction manager is compensated, the range of securities owned by the portfolio construction manager and a description of the conflicts of interest policy applicable to the portfolio construction manager is provided in Appendix D of this SAI.

PORTFOLIO CONSTRUCTION MANAGER FEES

The portfolio construction manager was paid fees for its services in the following amounts for the last three fiscal years:


   2008        2007       2006
----------   --------   --------
$1,099,811   $908,130   $768,681


                                       TST
             TAAC-2 Transamerica Asset Allocation - Conservative VP

TRANSAMERICA ASSET ALLOCATION - GROWTH VP

NON-FUNDAMENTAL INVESTMENT POLICIES

The portfolio has adopted the following non-fundamental policies that may be changed by the Board of Trustees without shareholder approval:

(A) The portfolio may not invest more than 15% of its net assets in illiquid securities. This does not include securities eligible for resale pursuant to Rule 144A under the Securities Act or any other securities as to which a determination as to liquidity has been made pursuant to guidelines adopted by the Board of Trustees as permitted under the 1940 Act.

(B) The portfolio may not sell securities short, except short sales "against the box."

(C) The portfolio may not purchase securities on margin, except to obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

(D) The portfolio may not mortgage or pledge any securities owned or held by the portfolio in amounts that exceed, in the aggregate, 15% of the portfolio's net assets, provided that this limitation does not apply to reverse repurchase agreements or in the case of assets deposited to provide margin or guarantee positions in options, futures contracts, swaps, forward contracts or other derivative instruments or the segregation of assets in connection with such transactions.

(E) The portfolio may not invest for purposes of exercising control or management.

(F) The portfolio may not invest in interests in oil, gas or other mineral development or exploration programs although it may invest in the marketable securities of companies that invest in or sponsor such programs.

FEES PAID BY PORTFOLIO

TRUSTEES' FEES


Each portfolio pays a share of the fees and expenses for the Trust's Board of Trustees. Transamerica Asset Allocation - Growth VP paid $37,959 for the fiscal year ended December 31, 2008.


ADVISORY FEES

Transamerica Asset Management, Inc. ("TAM") serves as investment adviser for the portfolio. TAM is compensated for its services to the individual portfolios through advisory fees. The method of computing the investment advisory fee is fully described in the Trust's prospectus. The portfolio paid the following amounts for the past three fiscal years:


   2008         2007        2006
----------   ----------   ----------
$1,268,564   $1,657,725   $1,347,886


ADMINISTRATIVE SERVICES FEES

The portfolio paid administrative services fees in the following amounts for the past three fiscal years:


   2008        2007       2006
----------   --------   --------
$158,571     $207,216   $168,486



TRANSFER AGENCY FEES



The portfolio paid transfer agency fees in the following amounts for the last three fiscal years:



   2008        2007       2006
----------   --------   --------
$21,226        N/A        N/A


                                       TST
                TAAGR-1 Transamerica Asset Allocation - Growth VP

PORTFOLIO EXPENSES PAID BY INVESTMENT ADVISER


TAM has contractually undertaken through April 30, 2010 to pay expenses on behalf of the portfolio to the extent normal operating expenses (including investment advisory fees but excluding 12b-1 fees, interest, taxes, brokerage fees, commissions, acquired (i.e., underlying portfolios) fees and extraordinary charges) exceed, as a percentage of the portfolio's average daily net assets, 0.25%. The following portfolio expenses were paid by the Investment Adviser for the last three fiscal years:



  2008      2007     2006
--------   ------   ------
$0           $0       $0


COMMISSIONS PAID BY THE PORTFOLIO

The portfolio paid brokerage commissions in the following amounts for the last three fiscal years:


   AGGREGATE COMMISSIONS
   YEAR ENDED DECEMBER 31
----------------------------
  2008      2007      2006
--------  --------  --------
N/A          N/A       N/A



                        AFFILIATED BROKERAGE COMMISSIONS
                             YEAR ENDED DECEMBER 31
------------------------------------------------------------------------
          % OF AGGREGATE          % OF AGGREGATE          % OF AGGREGATE
  2008      COMMISSIONS    2007    COMMISSIONS     2006    COMMISSIONS
--------  --------------  ------  --------------  ------  --------------
N/A           N/A          N/A         N/A          N/A        N/A


PORTFOLIO CONSTRUCTION MANAGER


MORNINGSTAR ASSOCIATES, LLC ("MORNINGSTAR") serves as portfolio construction manager to the portfolio pursuant to the terms of an Asset Allocation Management Agreement dated April 1, 2005, as amended. The agreement continues in effect from year to year if approved annually by the Trust's Board of Trustees. Morningstar is located at 22 West Washington Street, Chicago, IL 60602.


PORTFOLIO CONSTRUCTION MANAGER INFORMATION

Information regarding the other accounts managed by portfolio construction manager, the methods by which the portfolio construction manager is compensated, the range of securities owned by the portfolio construction manager and a description of the conflicts of interest policy applicable to the portfolio construction manager is provided in Appendix D of this SAI.

PORTFOLIO CONSTRUCTION MANAGER FEES

The portfolio construction manager was paid fees for its services in the following amounts for the last three fiscal years:


   2008         2007         2006
----------   ----------   ----------
$1,268,564   $1,657,725   $1,351,116


                                       TST
                TAAGR-2 Transamerica Asset Allocation - Growth VP

TRANSAMERICA ASSET ALLOCATION - MODERATE VP

NON-FUNDAMENTAL INVESTMENT POLICIES

The portfolio has adopted the following non-fundamental policies that may be changed by the Board of Trustees without shareholder approval:

(A) The portfolio may not invest more than 15% of its net assets in illiquid securities. This does not include securities eligible for resale pursuant to Rule 144A under the Securities Act or any other securities as to which a determination as to liquidity has been made pursuant to guidelines adopted by the Board of Trustees as permitted under the 1940 Act.

(B) The portfolio may not sell securities short, except short sales "against the box."

(C) The portfolio may not purchase securities on margin, except to obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

(D) The portfolio may not mortgage or pledge any securities owned or held by the portfolio in amounts that exceed, in the aggregate, 15% of the portfolio's net assets, provided that this limitation does not apply to reverse repurchase agreements or in the case of assets deposited to provide margin or guarantee positions in options, futures contracts, swaps, forward contracts or other derivative instruments or the segregation of assets in connection with such transactions.

(E) The portfolio may not invest for purposes of exercising control or management.

FEES PAID BY PORTFOLIO

TRUSTEES' FEES


Each portfolio pays a share of the fees and expenses for the Trust's Board of Trustees. Transamerica Asset Allocation - Moderate VP paid $78,233 for the fiscal year ended December 31, 2008.



ADVISORY FEES



Transamerica Asset Management, Inc. ("TAM") serves as investment adviser to this portfolio. TAM is compensated for its services to the individual portfolios through advisory fees. The method of computing the investment advisory fee is fully described in the Trust's prospectus. The portfolio paid the following amounts for the last three fiscal years:



   2008         2007         2006
----------   ----------   ----------
$2,694,809   $2,829,053   $2,360,933



ADMINISTRATIVE SERVICES FEES



The portfolio paid administrative services fees in the following amount for the last three fiscal years:



  2008       2007       2006
--------   --------   --------
$336,851   $353,632   $295,117



TRANSFER AGENCY FEES



The portfolio paid transfer agency fees in the following amounts for the last three fiscal years:



  2008       2007       2006
--------   --------   --------
$49,661       N/A        N/A


                                      TST
              TAAMOD-1 Transamerica Asset Allocation - Moderate VP

PORTFOLIO EXPENSES PAID BY INVESTMENT ADVISER



TAM has contractually undertaken through April 30, 2010 to pay expenses on behalf of the portfolio to the extent normal operating expenses (including investment advisory fees but excluding 12b-1 fees, interest, taxes, brokerage fees, commissions, acquired (i.e., underlying portfolios) fees and extraordinary charges) exceed, as a percentage of the portfolio's average daily net assets, 0.25%. The following portfolio expenses were paid by the Investment Adviser for the last three fiscal years:



  2008       2007       2006
--------   --------   --------
$0            $0         $0



COMMISSIONS PAID BY THE PORTFOLIO



The portfolio paid brokerage commissions in the following amounts for the last three fiscal years:



     AGGREGATE COMMISSIONS
    YEAR ENDED DECEMBER 31
------------------------------
  2008       2007       2006
--------   --------   --------
N/A           N/A        N/A



                        AFFILIATED BROKERAGE COMMISSIONS
                             YEAR ENDED DECEMBER 31
-----------------------------------------------------------------------
         % OF AGGREGATE          % OF AGGREGATE          % OF AGGREGATE
 2008     COMMISSIONS    2007      COMMISSIONS    2006     COMMISSIONS
-------  --------------  ------  --------------  ------  --------------
N/A           N/A          N/A          N/A        N/A        N/A



PORTFOLIO CONSTRUCTION MANAGER



MORNINGSTAR ASSOCIATES, LLC ("MORNINGSTAR) serves as portfolio construction manager to the portfolio pursuant to the terms of an Asset Allocation Management Agreement dated April 1, 2005, as amended. The agreement continues in effect from year to year if approved annually by the Trust's Board of Trustees. Morningstar is located at 22 West Washington Street, Chicago, IL 60602.



PORTFOLIO CONSTRUCTION MANAGER INFORMATION



Information regarding the other accounts managed by the portfolio construction manager, the methods by which the portfolio construction manager is compensated, the range of securities owned by the portfolio construction manager and a description of the conflicts of interest policy applicable to the portfolio construction manager is provided in Appendix D of this SAI.



PORTFOLIO CONSTRUCTION MANAGER FEES



The portfolio construction manager was paid fees for its services in the following amounts for the last three fiscal years:



   2008         2007         2006
----------   ----------   ----------
$2,694,809   $2,829,053   $2,366,726


                                       TST
              TAAMOD-2 Transamerica Asset Allocation - Moderate VP

TRANSAMERICA ASSET ALLOCATION - MODERATE GROWTH VP



NON-FUNDAMENTAL INVESTMENT POLICIES



The portfolio has adopted the following non-fundamental policies that may be changed by the Board of Trustees without shareholder approval:



(A) The portfolio may not invest more than 15% of its net assets in illiquid securities. This does not include securities eligible for resale pursuant to Rule 144A under the Securities Act or any other securities as to which a determination as to liquidity has been made pursuant to guidelines adopted by the Board of Trustees as permitted under the 1940 Act.



(B) The portfolio may not sell securities short, except short sales "against the box."



(C) The portfolio may not purchase securities on margin, except to obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.



(D) The portfolio may not mortgage or pledge any securities owned or held by the portfolio in amounts that exceed, in the aggregate, 15% of the portfolio's net assets, provided that this limitation does not apply to reverse repurchase agreements or in the case of assets deposited to provide margin or guarantee positions in options, futures contracts, swaps, forward contracts or other derivative instruments or the segregation of assets in connection with such transactions.



(E) The portfolio may not invest for purposes of exercising control or management.



FEES PAID BY PORTFOLIO



TRUSTEES' FEES



Each portfolio pays a share of the fees and expenses for the Trust's Board of Trustees. Transamerica Asset Allocation - Moderate Growth VP paid $127,828 for the fiscal year ended December 31, 2008.


ADVISORY FEES

Transamerica Asset Management, Inc. ("TAM") serves as investment adviser to this portfolio. TAM is compensated for its services to the individual portfolios through advisory fees. The method of computing the investment advisory fee is fully described in the Trust's prospectus. The portfolio paid the following amounts for the last three fiscal years:


   2008         2007         2006
----------   ----------   ----------
$4,328,959   $4,623,754   $3,349,779


ADMINISTRATIVE SERVICES FEES

The portfolio paid administrative services fees in the following amounts for the past three fiscal years:


   2008         2007         2006
----------   ----------   ----------
$541,120       $577,969     $418,722



TRANSFER AGENCY FEES



The portfolio paid transfer agency fees in the following amounts for the last three fiscal years:



   2008         2007         2006
----------   ----------   ----------
$79,291          N/A         N/A


                                       TST
           TAAMG-1 Transamerica Asset Allocation - Moderate Growth VP

PORTFOLIO EXPENSES PAID BY INVESTMENT ADVISER


TAM has contractually undertaken through April 30, 2010 to pay expenses on behalf of the portfolio to the extent normal operating expenses (including investment advisory fees but excluding 12b-1 fees, interest, taxes, brokerage fees, commissions, acquired (i.e., underlying portfolios) fees and extraordinary charges) exceed, as a percentage of the portfolio's average daily net assets, 0.25%. The following portfolio expenses were paid by the Investment Adviser for the last three fiscal years:



 2008      2007     2006
------    ------   ------
$0          $0        $0


COMMISSIONS PAID BY THE PORTFOLIO

The portfolio paid brokerage commissions in the following amounts for the last three fiscal years:


    AGGREGATE COMMISSIONS
    YEAR ENDED DECEMBER 31
------------------------------
 2008       2007        2006
-------   --------    --------
N/A          N/A        N/A



                          AFFILIATED BROKERAGE COMMISSIONS
                               YEAR ENDED DECEMBER 31
---------------------------------------------------------------------------------
           % OF AGGREGATE              % OF AGGREGATE              % OF AGGREGATE
  2008      COMMISSIONS       2007      COMMISSIONS       2006      COMMISSIONS
--------   --------------   --------   --------------   --------   --------------
N/A             N/A            N/A           N/A           N/A          N/A


PORTFOLIO CONSTRUCTION MANAGER


MORNINGSTAR ASSOCIATES, LLC ("MORNINGSTAR") serves as portfolio construction manager to the portfolio pursuant to the terms of an Asset Allocation Management Agreement dated April 1, 2005, as amended. The agreement continues in effect from year to year if approved annually by the Trust's Board of Trustees. Morningstar is located at 22 West Washington Street, Chicago, IL 60602.


PORTFOLIO CONSTRUCTION MANAGER INFORMATION

Information regarding the other accounts managed by the portfolio construction manager, the methods by which the portfolio construction manager are compensated, the range of securities owned by the portfolio construction manager and a description of the conflicts of interest policy applicable to the portfolio construction manager are provided in Appendix D of this SAI.

PORTFOLIO CONSTRUCTION MANAGER FEES

The portfolio construction manager was paid fees for its services in the following amounts for the last three fiscal years:


   2008         2007         2006
----------   ----------   ----------
$4,328,959   $4,623,754   $3,357,309


                                       TST
           TAAMG-2 Transamerica Asset Allocation - Moderate Growth VP

TRANSAMERICA BALANCED VP

NON-FUNDAMENTAL INVESTMENT POLICIES

The portfolio has adopted the following non-fundamental policies that may be changed by the Board of Trustees without shareholder approval:

(A) The portfolio may not: (i) enter into any futures contracts and related options for purposes other than bona fide hedging transactions within the meaning of Commodity Futures Trading Commission regulations if the aggregate initial margin and premiums required to establish positions in futures contracts and related options that do not fall within the definition of bona fide hedging transactions will exceed 5% of the fair market value of a fund's net assets, after taking into account unrealized profits and unrealized losses on any such contracts it has entered into; and (ii) enter into any futures contracts if the aggregate amount of such fund's commitments under outstanding futures contracts positions of that fund's would exceed the market value of its total assets.

(B) The portfolio may not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short without the payment of any additional consideration therefore, and provided that transactions in futures, options, swaps and forward contracts are not deemed to constitute selling securities short.

(C) The portfolio may not purchase securities on margin, except that a portfolio may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments and other deposits in connection with transactions in futures, options, contracts, swaps, and forward contracts, shall not be deemed to constitute purchasing securities on margin.

(D) The portfolio may not (i) purchase securities of other investment companies, except in the open market where no commission except the ordinary broker's commission is paid, or (ii) purchase or retain securities issued by other open-end investment companies. Limitations (i) and (ii) do not apply to money market funds or to securities received as dividends, through offers of exchange, or as a result of consolidation, merger or other reorganization.

(E) The portfolio may not mortgage or pledge any securities owned or held by a portfolio in amounts that exceed, in the aggregate, 15% of that portfolio's net asset value, provided that this limitation does not apply to reverse repurchase agreements, deposits of assets to margin, guarantee positions in futures, options, swaps or forward contracts or segregation of assets in connection with such contracts.

(F) The portfolio may not invest directly in oil, gas or other mineral development or exploration programs or leases; however, the portfolio may own debt or equity securities of companies engaged in those businesses.

(G) The portfolio may not purchase any security or enter into a repurchase agreement, if as a result, more than 15% of its net assets would be invested in repurchase agreements not entitling the holder to payment of principal and interest within seven days and in securities that are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market. The Trustees, or the portfolio's investment adviser or sub-adviser acting pursuant to authority delegated by the Trustees, may determine that a readily available market exists for securities eligible for resale pursuant to Rule 144A under the Securities Act or any successor to such Rule, Section 4(2) commercial paper and municipal lease obligations. Accordingly, such securities may not be subject to the foregoing limitation.

(H) The portfolio may not invest in companies for the purpose of exercising control or management.

(I) The portfolio will normally have at least 25% of its total assets invested in fixed-income senior securities, which include corporate debt securities and preferred stock.

FEES PAID BY PORTFOLIO

TRUSTEES' FEES


Each portfolio pays a share of the fees and expenses for the Trust's Board of Trustees. Transamerica Balanced VP paid $2,277 for the fiscal year ended December 31, 2008.


ADVISORY FEES

Transamerica Asset Management, Inc. ("TAM") serves as investment adviser to this portfolio. TAM is compensated for its services to the individual portfolios through advisory fees. The method of computing the investment advisory fee is fully described in the Trust's prospectus. The portfolio paid the following amounts for the last three fiscal years:


  2008       2007       2006
--------   --------   --------
$602,509   $732,692   $613,116


                                       TST
                          TB-1 Transamerica Balanced VP

ADMINISTRATIVE SERVICES FEES



The portfolio paid administrative services fees in the following amounts for the last three fiscal years:



 2008       2007      2006
-------   -------   -------
$15,063   $18,317   $15,328



TRANSFER AGENCY FEES



The portfolio paid transfer agency fees in the following amounts for the last three fiscal years:



 2008      2007       2006
------   --------   --------
$1,366     N/A        N/A



PORTFOLIO EXPENSES PAID BY INVESTMENT ADVISER









TAM has contractually undertaken through April 30, 2010 to pay expenses on behalf of the portfolio to the extent normal operating expenses (including investment advisory fees but excluding 12b-1 fees, interest, taxes, brokerage fees, commissions, and extraordinary charges) exceed, as a percentage of the portfolio's average daily net assets, 1.40%. The following portfolio expenses were paid by the Investment Adviser for the last three fiscal years:



 2008     2007     2006
------   ------   ------
$0         $0       $0


COMMISSIONS PAID BY THE PORTFOLIO

The portfolio paid brokerage commissions in the following amounts for the last three fiscal years:


   AGGREGATE COMMISSIONS
  YEAR ENDED DECEMBER 31
---------------------------
  2008      2007      2006
-------   -------   -------
$37,996   $37,910   $17,760



                     AFFILIATED BROKERAGE COMMISSIONS
                          YEAR ENDED DECEMBER 31
---------------------------------------------------------------------------
         % OF AGGREGATE            % OF AGGREGATE            % OF AGGREGATE
 2008     COMMISSIONS      2007     COMMISSIONS      2006      COMMISSIONS
------   --------------   ------   --------------   ------   --------------
$0             0%           $0           0%           $0            0%



Brokerage commissions in the amount of $32,741 were directed to brokers for brokerage and research services provided during the fiscal year ended December 31, 2008.



THE SUB-ADVISER



TRANSAMERICA INVESTMENT MANAGEMENT, LLC ("TIM") serves as sub-adviser to Transamerica Balanced VP. TIM, located at 11111 Santa Monica Blvd., Suite 820, Los Angeles, CA 90025, is a registered investment adviser, which is wholly owned by Transamerica Investment Services, Inc. ("TISI"). TISI's parent, Transamerica Corporation, was acquired in 1999 by AEGON NV, a global financial services firm. TAM is an affiliate of TIM. The sub-adviser serves pursuant to a Sub-Advisory Agreement dated May 1, 2004. The agreement continues in effect from year to year if approved annually by the Trust's Board of Trustees.


PORTFOLIO MANAGER INFORMATION

Information regarding the other accounts managed by the portfolio managers, the methods by which the portfolio managers are compensated, the range of securities owned by each portfolio manager and a description of the conflicts of interest policy applicable to each portfolio manager is provided in Appendix D of this SAI.

SUB-ADVISORY FEES

The sub-adviser was paid fees for its services (excludes amounts withheld pursuant to the Expense Limitation Agreement) in the following amounts for the last three fiscal years:


  2008       2007       2006
--------   --------   --------
$263,598   $320,553   $268,867





                                       TST
                          TB-2 Transamerica Balanced VP

TRANSAMERICA BLACKROCK GLOBAL ALLOCATION VP



FEES PAID BY PORTFOLIO



The portfolio had not commenced operations prior to this SAI, so there were no Trustee Fees, Advisory Fees, Administrative Service Fees or Transfer Agency Fees to report for the last three fiscal years.



PORTFOLIO EXPENSES PAID BY INVESTMENT ADVISER



TAM has contractually undertaken through April 30, 2010 to pay expenses on behalf of the portfolio to the extent normal operating expenses (including investment advisory fees but excluding 12b-1 fees, interest, taxes, brokerage fees, commissions, and extraordinary charges) exceed, as a percentage of the portfolio's average daily net assets, 0.25%. Because the portfolio had not commenced operations as of the date of this SAI, there were no expenses paid by the investment adviser for the last three fiscal years.



COMMISSIONS PAID BY THE PORTFOLIO



The portfolio did not pay any brokerage commissions for the last three fiscal years as it had not commenced operations prior to the date of this SAI.



As described in the prospectus, the portfolio invests its assets in an underlying mutual fund, the BlackRock Global Allocation V.I. Fund of BlackRock Variable Series Funds, Inc. (the "BlackRock Fund"). The portfolio does not buy investment securities directly. The BlackRock Fund, on the other hand, invests directly in a portfolio of securities.



ADVISER TO BLACKROCK FUND



BLACKROCK ADVISERS, LLC



SUB-ADVISERS TO BLACKROCK FUND



BLACKROCK INVESTMENT MANAGEMENT, LLC AND BLACKROCK ASSET MANAGEMENT U.K.
LIMITED.



BLACKROCK FUND PORTFOLIO MANAGER INFORMATION



Information regarding the other accounts managed by the portfolio managers, the methods by which the portfolio managers are compensated, the range of securities owned by each portfolio manager and a description of the conflicts of interest policy applicable to each portfolio manager is provided in Appendix D of this SAI.


                                       TST
               TBRGA-1 Transamerica BlackRock Global Allocation VP

TRANSAMERICA BLACKROCK LARGE CAP VALUE VP

NON-FUNDAMENTAL INVESTMENT POLICIES

The portfolio has adopted the following non-fundamental policies that may be changed by the Board of Trustees without shareholder approval:

(A) The portfolio may not purchase on margin or sell short.

(B) The portfolio may not invest more than an aggregate of 15% of the net assets of the portfolio, determined at the time of investment, in illiquid securities, subject to legal or contractual restrictions on resale or securities for which there are no readily available markets.

(C) The portfolio may not invest in companies for the purpose of exercising control or management.

(D) The portfolio may not pledge, mortgage or hypothecate any of its assets to an extent greater than 10% of its total assets at fair market value.

In addition, the portfolio may invest up to 10% of its assets in securities of companies organized under the laws of countries other than the United States that are traded on foreign securities exchanges or in the foreign over-the-counter markets, including securities of foreign issuers that are represented by American Depositary Receipts (ADRs). Securities of foreign issuers that are represented by ADRs or that are listed on a U.S. over-the-counter market are considered "foreign securities" for the purpose of the portfolio's investment allocations. The portfolio generally limits its foreign securities investments to ADRs of issuers in developed countries.

FEES PAID BY PORTFOLIO

TRUSTEES' FEES


Each portfolio pays a share of the fees and expenses for the Trust's Board of Trustees. Transamerica BlackRock Large Cap Value VP paid $23,127 for the fiscal year ended December 31, 2008.


ADVISORY FEES

Transamerica Asset Management, Inc. ("TAM") serves as investment adviser to this portfolio. TAM is compensated for its services to the individual portfolios through advisory fees. The method of computing the investment advisory fee is fully described in the Trust's prospectus. The portfolio paid the following amounts for the last three fiscal years:


   2008         2007         2006
----------   ----------   ----------
$6,469,520   $7,292,573   $7,654,897









ADMINISTRATIVE SERVICES FEES



The portfolio paid administrative services fees in the following amounts for the last three fiscal years:






  2008       2007       2006
--------   --------   --------
$165,938   $187,802   $197,464



TRANSFER AGENCY FEES



The portfolio paid transfer agency fees in the following amounts for the last three fiscal years:



 2008       2007       2006
-------   --------   --------
$16,858     N/A        N/A



                                       TST
               TBRLCV-1 Transamerica BlackRock Large Cap Value VP

PORTFOLIO EXPENSES PAID BY INVESTMENT ADVISER


TAM has contractually undertaken through April 30, 2010 to pay expenses on behalf of the portfolio to the extent normal operating expenses (including investment advisory fees but excluding 12b-1 fees, interest, taxes, brokerage fees, commissions, and extraordinary charges) exceed, as a percentage of the portfolio's average daily net assets, 1.00%. The following portfolio expenses were paid by the Investment Adviser for the last three fiscal years:



  2008       2007       2006
--------   --------   --------
$0            $0         $0


COMMISSIONS PAID BY THE PORTFOLIO

The portfolio paid brokerage commissions in the following amounts for the last three fiscal years:


    AGGREGATE COMMISSIONS
    YEAR ENDED DECEMBER 31
------------------------------
  2008       2007       2006
--------   --------   --------
$375,093   $253,687   $207,743



                               AFFILIATED BROKERAGE COMMISSIONS
                                  YEAR ENDED DECEMBER 31
---------------------------------------------------------------------------------
           % OF AGGREGATE              % OF AGGREGATE              % OF AGGREGATE
  2008       COMMISSIONS      2007       COMMISSIONS      2006       COMMISSIONS
--------   --------------   --------   --------------   --------   --------------
$0               0%            $0            0%          $1,098        0.53%



No brokerage commissions were directed to brokers for brokerage and research services provided during the fiscal year ended December 31, 2008.


THE SUB-ADVISER(1)


BLACKROCK INVESTMENT MANAGEMENT, LLC ("BLACKROCK"), located at 800 Scudders Mill Road, Plainsboro, NJ 08536, serves as sub-adviser to the portfolio pursuant to a Sub-Advisory Agreement dated October 3, 2006, as amended. The agreement continues in effect for two years from its effective date, and thereafter, from year to year if approved annually by the Trust's Board of Trustees.


PORTFOLIO MANAGER INFORMATION

Information regarding the other accounts managed by the portfolio managers, the methods by which the portfolio managers are compensated, the range of securities owned by each portfolio manager and a description of the conflicts of interest policy applicable to each portfolio manager is provided in Appendix D of this SAI.

SUB-ADVISORY FEES

The sub-adviser was paid fees for its services in the following amounts for the last three fiscal years:


   2008         2007         2006
----------   ----------   -----------
$2,641,551   $2,971,757   $3,199,636*





* For the period from January 1, 2006 to October 3, 2006, Fund Asset Management, L.P., doing business as Mercury Advisors served as sub-adviser to the portfolio and was paid $2,351,085 for its services.


                                       TST
               TBRLCV-1 Transamerica BlackRock Large Cap Value VP

TRANSAMERICA BLACKROCK TACTICAL ALLOCATION VP






FEES PAID BY PORTFOLIO



The portfolio had not commenced operations prior to this SAI, so there were no Trustee Fees, Advisory Fees, Administrative Service Fees or Transfer Agency Fees to report for the last three fiscal years.














PORTFOLIO EXPENSES PAID BY INVESTMENT ADVISER


TAM has contractually undertaken through April 30, 2010 to pay expenses on behalf of the portfolio to the extent normal operating expenses (including investment advisory fees but excluding 12b-1 fees, interest, taxes, brokerage fees, commissions, acquired (i.e., underlying portfolios) fees and extraordinary charges) exceed, as a percentage of the portfolio's average daily net assets, 0.25%. Because the portfolio had not commenced operations as of the date of this SAI, there were no expenses paid by the investment adviser for the last three fiscal years.



COMMISSIONS PAID BY THE PORTFOLIO









The portfolio did not pay any brokerage commissions for the last three fiscal years as it had not commenced operations prior to the date of this SAI.















THE SUB-ADVISER



BLACKROCK FINANCIAL MANAGEMENT, INC. ("BLACKROCK"), 40 East 52nd Street, New York, NY 10022, serves as sub-adviser to the portfolio pursuant to a Sub-Advisory Agreement dated May 1, 2009. The agreement continues in effect from year to year if approved annually by the Trust's Board of Trustees.















PORTFOLIO MANAGER INFORMATION



Information regarding the other accounts managed by the portfolio managers, the methods by which the portfolio managers are compensated, the range of securities owned by each portfolio manager and a description of the conflicts of interest policy applicable to each portfolio manager is provided in Appendix D of this SAI.






                                       TST
              TBRTA-1 Transamerica BlackRock Tactical Allocation VP

TRANSAMERICA CAPITAL GUARDIAN VALUE VP

NON-FUNDAMENTAL INVESTMENT POLICIES

The portfolio has adopted the following non-fundamental policies that may be changed by the Board of Trustees without shareholder approval:

(A) The portfolio may not invest more than 15% of its net assets in illiquid securities. This does not include securities eligible for resale pursuant to Rule 144A under the Securities Act or any other securities as to which a determination as to liquidity has been made pursuant to guidelines adopted by the Board of Trustees, as permitted under the 1940 Act.

(B) The portfolio may not invest in companies for the purpose of exercising control or management.

(C) The portfolio may not purchase securities on margin, except (i) for use of short-term credit necessary for clearance of purchases of portfolio securities; and (ii) it may make margin deposits in connection with futures contracts or other permissible investments.

(D) The portfolio may not mortgage, pledge, hypothecate or, in any manner, transfer any security owned by the portfolio as security for indebtedness except as may be necessary in connection with permissible borrowings or investments, provided, however, that such mortgaging, pledging or hypothecating may not exceed 33 1/3% of the portfolio's total assets at the time of borrowing or investment.

(E) The portfolio may not sell securities short, except short sales "against the box."

NOTE: The historical financial information for this portfolio has been derived from the prior operating history of the predecessor portfolio, Capital Guardian Value Portfolio of Endeavor Series Trust, the assets of which were transferred to the portfolio on April 30, 2002.

FEES PAID BY PORTFOLIO

TRUSTEES' FEES


Each portfolio pays a share of the fees and expenses for the Trust's Board of Trustees. Transamerica Capital Guardian Value VP paid $19,805 for the fiscal year ended December 31, 2008.



ADVISORY FEES



Transamerica Asset Management, Inc. ("TAM") serves as investment adviser to this portfolio. TAM is compensated for its services to the individual portfolios through advisory fees. The method of computing the investment advisory fee is fully described in the Trust's prospectus. The portfolio paid the following amounts in fees for the last three fiscal years:



   2008         2007         2006
----------   ----------   ----------
$5,305,778   $8,440,366   $5,991,450


ADMINISTRATIVE SERVICES FEES

The portfolio paid administrative services fees in the following amounts for the last four fiscal years:


   2008         2007         2006
----------   ----------   ----------
$134,033      $216,345      $151,392



TRANSFER AGENCY FEES



The portfolio paid transfer agency fees in the following amounts for the last three fiscal years:



   2008         2007         2006
----------   ----------   ----------
$10,600         N/A          N/A



                                       TST
                  TCGV-1 Transamerica Capital Guardian Value VP

PORTFOLIO EXPENSES PAID BY INVESTMENT ADVISER


TAM has contractually undertaken through April 30, 2010 to pay expenses on behalf of the portfolio to the extent normal operating expenses (including investment advisory fees but excluding 12b-1 fees, interest, taxes, brokerage fees, commissions, and extraordinary charges) exceed, as a percentage of the portfolio's average daily net assets, 0.87%. The following portfolio expenses were paid by the Investment Adviser for the last three fiscal years:



  2008       2007       2006
--------   --------   --------
$0            $0        $0


COMMISSIONS PAID BY THE PORTFOLIO

The portfolio paid brokerage commissions in the following amounts for the last three fiscal years:


     AGGREGATE COMMISSIONS
    YEAR ENDED DECEMBER 31
------------------------------
  2008       2007       2006
--------   --------   --------
$822,056   $827,792   $564,917



                   AFFILIATED BROKERAGE COMMISSIONS
                        YEAR ENDED DECEMBER 31
----------------------------------------------------------------------------
          % OF AGGREGATE            % OF AGGREGATE            % OF AGGREGATE
  2008     COMMISSIONS      2007     COMMISSIONS      2006      COMMISSIONS
--------  --------------  --------  --------------  --------  --------------
$0              0%           $0           0%           $0          0%









Brokerage commissions in the amount of $530,525 were directed to brokers for brokerage and research services provided during the fiscal year ended December 31, 2008.



THE SUB-ADVISER



CAPITAL GUARDIAN TRUST COMPANY ("CAPITAL GUARDIAN"), 333 South Hope Street, Los Angeles, CA 90071, is the portfolio's sub-adviser. Capital Guardian is a wholly owned subsidiary of Capital Group International, Inc., which itself is a wholly owned subsidiary of the Capital Group Companies, Inc. Capital Guardian has been providing investment management services since 1968 and managed $64.5 billion in investments as of December 31, 2008.


Capital Guardian serves as sub-adviser for this portfolio pursuant to a Sub-Advisory Agreement dated May 1, 2002, as amended. The agreement will continue in effect year to year if approved annually by the Trust's Board of Trustees.

PORTFOLIO MANAGER INFORMATION

Information regarding the other accounts managed by the portfolio managers, the methods by which the portfolio managers are compensated, the range of securities owned by each portfolio manager and a description of the conflicts of interest policy applicable to each portfolio manager is provided in Appendix D of this SAI.

SUB-ADVISORY FEES

The sub-adviser was paid fees for its services in the following amounts for the last three fiscal years:


   2008         2007         2006
----------   ----------   ----------
$2,513,121   $4,056,467   $2,846,257



                                       TST
                  TCGV-2 Transamerica Capital Guardian Value VP

TRANSAMERICA CLARION GLOBAL REAL ESTATE SECURITIES VP

NON-FUNDAMENTAL INVESTMENT POLICIES

The portfolio has adopted the following non-fundamental policies that may be changed by the Board of Trustees without shareholder approval:

(A) The portfolio may not (i) enter into any futures contracts or options on futures contracts for purposes other than bona fide hedging transactions within the meaning of Commodity Futures Trading Commission regulations if the aggregate initial margin deposits and premiums required to establish positions in futures contracts and related options that do not fall within the definition of bona fide hedging transactions would exceed 5% of the fair market value of the portfolio's net assets, after taking into account unrealized profits and losses on such contracts it has entered into and (ii) enter into any futures contracts or options on futures contracts if the aggregate amount of the portfolio's commitments under outstanding futures contracts positions and options on futures contracts would exceed the market value of its total assets.

(B) The portfolio may not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short and provided that transactions in options, futures contracts, swaps, forward contracts and other derivative instruments are not deemed to constitute selling securities short.

(C) The portfolio may not purchase securities on margin, except that the portfolio may obtain such short-term credits as are necessary for the clearance of transactions, provided that margin payments and other deposits in connection with transactions in options, futures contracts, swaps and forward contracts and other derivative instruments shall not be deemed to constitute purchasing securities on margin.

(D) The portfolio may not purchase securities of other investment companies, other than a security acquired in connection with a merger, consolidation, acquisition, reorganization or offer of exchange and except as otherwise permitted under the 1940 Act.

(E) The portfolio may not invest more than 15% of its net assets in illiquid securities. This does not include securities eligible for resale pursuant to Rule 144A under the Securities Act or any other securities as to which a determination as to liquidity has been made pursuant to guidelines adopted by the Board of Trustees, as permitted under the 1940 Act.

(F) The portfolio may not invest in companies for the purpose of exercising control or management.

(G) Under normal circumstances, the portfolio will invest at least 80% of its assets (defined as net assets plus the amount of any borrowing for investment purposes) in certain securities as indicated in the current prospectus. (See the prospectus for a detailed discussion of the portfolio's investments.) Shareholders will be provided with at least 60 days' prior written notice of any changes in the 80% investment policy. Such notice will comply with the conditions set forth in any applicable SEC rule then in effect.

FEES PAID BY PORTFOLIO

TRUSTEES' FEES


Each portfolio pays a share of the fees and expenses for the Trust's Board of Trustees. Transamerica Clarion Global Real Estate Securities VP paid $15,666 for the fiscal year ended December 31, 2008.


ADVISORY FEES

Transamerica Asset Management, Inc. ("TAM") serves as investment adviser to this portfolio. TAM is compensated for its services to the individual portfolios through advisory fees. The method of computing the investment advisory fee is fully described in the Trust's prospectus. The portfolio paid the following amounts for the last three fiscal years:


   2008         2007         2006
----------   ----------   ----------
$4,242,165   $6,486,539   $5,723,222


ADMINISTRATIVE SERVICES FEES

The portfolio paid administrative services fees in the following amounts for the last three fiscal years:


  2008       2007       2006
--------   --------   --------
$109,462   $172,830   $151,021



                                       TST
         TCGRES-1 Transamerica Clarion Global Real Estate Securities VP

TRANSFER AGENCY FEES



The portfolio paid transfer agency fees in the following amounts for the last three fiscal years:



 2008     2007     2006
------   ------   ------
$9,561    N/A       N/A


PORTFOLIO EXPENSES PAID BY INVESTMENT ADVISER


TAM has contractually undertaken through April 30, 2010 to pay expenses on behalf of the portfolio to the extent normal operating expenses (including investment advisory fees but excluding 12b-1 fees, interest, taxes, brokerage fees, commissions, and extraordinary charges) exceed, as a percentage of the portfolio's average daily net assets, 1.00%. The following portfolio expenses were paid by the Investment Adviser for the last three fiscal years:



 2008     2007     2006
------   ------   ------
$0         $0       $0


COMMISSIONS PAID BY THE PORTFOLIO


The portfolio paid brokerage commissions in the following amounts for the last three fiscal years:



      AGGREGATE COMMISSIONS
     YEAR ENDED DECEMBER 31
----------------------------------
  2008        2007         2006
--------   ----------   ----------
$782,529   $1,500,260   $1,174,224



                       AFFILIATED BROKERAGE COMMISSIONS
                            YEAR ENDED DECEMBER 31
----------------------------------------------------------------------------
          % OF AGGREGATE            % OF AGGREGATE            % OF AGGREGATE
  2008      COMMISSIONS     2007      COMMISSIONS     2006     COMMISSIONS
--------  --------------  --------  --------------  --------  --------------
$0               0%          $0           0%           $0          0%



Brokerage commissions in the amount of $496,164 were directed to brokers for brokerage and research services provided during the fiscal year ended December 31, 2008.


THE SUB-ADVISER

ING CLARION REAL ESTATE SECURITIES, L.P. ("CLARION"), located at 201 King of Prussia Road, Suite 600, Radnor, PA 19087, serves as sub-adviser for this portfolio.

Clarion serves as sub-adviser for this portfolio pursuant to a Sub-Advisory Agreement dated May 1, 2002, as amended. This agreement continues in effect from year to year if approved annually by the Trust's Board of Trustees.


Clarion is an SEC registered investment adviser, and through its predecessors, has been managing investments in real estate securities on behalf of institutional investors since 1984. As of December 31, 2008, Clarion had approximately $10.8 billion in assets under management.



PORTFOLIO MANAGER INFORMATION



Information regarding the other accounts managed by the portfolio managers, the methods by which the portfolio managers are compensated, the range of securities owned by each portfolio manager and a description of the conflicts of interest policy applicable to each portfolio manager is provided in Appendix D of this SAI.



SUB-ADVISORY FEES



The sub-adviser was paid fees for its services in the following amounts for the last three fiscal years:



   2008         2007         2006
----------   ----------   ----------
$2,094,251   $3,212,021   $2,886,727









                                       TST
         TCGRES-2 Transamerica Clarion Global Real Estate Securities VP

TRANSAMERICA CONVERTIBLE SECURITIES VP

NON-FUNDAMENTAL INVESTMENT POLICIES

The portfolio has adopted the following non-fundamental policies that may be changed by the Board of Trustees without shareholder approval:

(A) The portfolio may not invest more than 15% of its net assets in illiquid securities. This does not include securities eligible for resale pursuant to Rule 144A under the Securities Act or any other securities as to which a determination as to liquidity has been made pursuant to guidelines adopted by the Board of Trustees as permitted under the 1940 Act.

(B) The portfolio may not sell securities short, except short sales "against the box" which includes underlying stocks of convertible securities.

(C) The portfolio may not purchase securities on margin, except to obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

(D) The portfolio may not invest in interests in oil, gas or other mineral development or exploration programs although it may invest in the marketable securities of companies that invest in or sponsor such programs.

(E) The portfolio may not invest for purposes of exercising control or management.

(F) The portfolio may not mortgage or pledge any securities owned or held by the portfolio in amounts that exceed, in the aggregate, 15% of the portfolio's net assets, provided that this limitation does not apply to reverse repurchase agreements or the segregation of assets in connection with such transactions.

(G) The portfolio may not purchase securities in other investment companies, except as it may be acquired as part of a merger, consolidation, reorganization, acquisition of assets or offer of exchange.

(H) Under normal circumstances, the portfolio will invest at least 80% of its assets (defined as net assets plus the amount of any borrowing for investment purposes) in certain securities as indicated in the current prospectus. (See the prospectus for a detailed discussion of the portfolio's investments.) Shareholders will be provided with at least 60 days' prior written notice of any changes in the 80% investment policy. Such notice will comply with the conditions set forth in any applicable SEC rule then in effect.

FEES PAID BY PORTFOLIO

TRUSTEES' FEES


Each portfolio pays a share of the fees and expenses for the Trust's Board of Trustees. Transamerica Convertible Securities VP paid $6,729 for the fiscal year ended December 31, 2008.


ADVISORY FEES

Transamerica Asset Management, Inc. ("TAM") serves as investment adviser to this portfolio. TAM is compensated for its services to the individual portfolios through advisory fees. The method of computing the investment advisory fee is fully described in the Trust's prospectus. The portfolio paid the following amounts for the last three fiscal years:


   2008         2007         2006
----------   ----------   ----------
$1,772,905   $2,352,568   $3,050,108


ADMINISTRATIVE SERVICES FEES

The portfolio paid administrative services fees in the following amounts for the past three fiscal years:


 2008       2007     2006
-------   -------   -------
$47,406   $63,646   $83,575


                                       TST
                  TCS-1 Transamerica Convertible Securities VP

TRANSFER AGENCY FEES



The portfolio paid transfer agency fees in the following amounts for the last three fiscal years:



 2008      2007       2006
------   --------   --------
$4,051      N/A        N/A


PORTFOLIO EXPENSES PAID BY INVESTMENT ADVISER


TAM has contractually undertaken through April 30, 2010 to pay expenses on behalf of the portfolio to the extent normal operating expenses (including investment advisory fees but excluding 12b-1 fees, interest, taxes, brokerage fees, commissions, and extraordinary charges) exceed, as a percentage of the portfolio's average daily net assets, 1.25%. The following portfolio expenses were paid by the Investment Adviser for the last three fiscal years:



 2008       2007       2006
-------   --------   --------
$0           $0         $0


COMMISSIONS PAID BY THE PORTFOLIO


The portfolio paid brokerage commissions in the following amounts for the last three fiscal years:



  AGGREGATE COMMISSIONS
 YEAR ENDED DECEMBER 31
-------------------------
  2008     2007    2006
-------  -------  -------
$50,986  $25,805  $26,520



                      AFFILIATED BROKERAGE COMMISSIONS
                           YEAR ENDED DECEMBER 31
---------------------------------------------------------------------------
         % OF AGGREGATE            % OF AGGREGATE            % OF AGGREGATE
 2008      COMMISSIONS     2007     COMMISSIONS      2006      COMMISSIONS
------   --------------   ------   --------------   ------   --------------
$0             0%           $0           0%           $0           0%



Brokerage commissions in the amount of $50,986 were directed to brokers for brokerage and research services provided during the fiscal year ended December 31, 2008.


THE SUB-ADVISER


TRANSAMERICA INVESTMENT MANAGEMENT, LLC ("TIM") serves as sub-adviser to Transamerica Convertible Securities VP. TIM, located at 11111 Santa Monica Blvd., Suite 820, Los Angeles, CA 90025, is a registered investment adviser, which is wholly owned by Transamerica Investment Services, Inc. ("TISI"). TISI's parent, Transamerica Corporation, was acquired in 1999 by AEGON NV, a global financial services firm. TAM is an affiliate of TIM. The sub-adviser serves pursuant to a Sub-Advisory Agreement dated May 1, 2002, as amended. The agreement continues in effect from year to year if approved annually by the Trust's Board of Trustees.


PORTFOLIO MANAGER INFORMATION

Information regarding the other accounts managed by the portfolio managers, the methods by which the portfolio managers are compensated, the range of securities owned by each portfolio manager and a description of the conflicts of interest policy applicable to each portfolio manager is provided in Appendix D of this SAI.

SUB-ADVISORY FEES

The sub-adviser was paid the following amounts for the past three fiscal years:


  2008        2007         2006
--------   ----------   ----------
$829,614   $1,113,797   $1,465,668


                                       TST
                  TTCS-2 Transamerica Convertible Securities VP

TRANSAMERICA EFFICIENT MARKETS VP



NON-FUNDAMENTAL INVESTMENT RESTRICTIONS



The portfolio has adopted the following non-fundamental restrictions that may be changed by the Board of Trustees without shareholder approval:



(A) The portfolio may not invest more than 15% of its net assets in illiquid securities. This does not include securities eligible for resale pursuant to Rule 144A under the Securities Act or any other securities as to which a determination as to liquidity has been made pursuant to guidelines adopted by the Board of Trustees as permitted under the 1940 Act.



(B) The portfolio may not sell securities short, except short sales "against the box."



(C) The portfolio may not purchase securities on margin, except to obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.



FEES PAID BY PORTFOLIO



TRUSTEES' FEES



Each portfolio pays a share of the fees and expenses for the Trust's Board of Trustees. Transamerica Efficient Markets VP paid $0 for the fiscal year ended December 31, 2008.



ADVISORY FEES



Transamerica Asset Management, Inc. ("TAM") serves as investment adviser to this portfolio. TAM is compensated for its services to the individual portfolios through advisory fees. The method of computing the investment advisory fee is fully described in the Trust's prospectus. The portfolio paid the following amounts for the last three fiscal years:



  2008       2007       2006
--------   --------   --------
$434         N/A        N/A



ADMINISTRATIVE SERVICES FEES



The portfolio paid administrative services fees in the following amounts for the past three fiscal years:



  2008       2007       2006
--------   --------   --------
$21          N/A        N/A



TRANSFER AGENCY FEES



The portfolio paid transfer agency fees in the following amounts for the last three fiscal years:



  2008       2007       2006
--------   --------   --------
$3            N/A       N/A



PORTFOLIO EXPENSES PAID BY INVESTMENT ADVISER



TAM has contractually undertaken through April 30, 2010 to pay expenses on behalf of the portfolio to the extent normal operating expenses (including investment advisory fees but excluding 12b-1 fees, interest, taxes, brokerage fees, commissions, acquired (i.e., underlying portfolios) fees and extraordinary charges) exceed, as a percentage of the portfolio's average daily net assets, 0.52%. The following portfolio expenses were paid by the Investment Adviser for the last three fiscal years:



  2008       2007       2006
--------   --------   --------
$17,834       N/A        N/A



                                       TST
                     TEM-1 Transamerica Efficient Markets VP

COMMISSIONS PAID BY THE PORTFOLIO



The portfolio paid brokerage commissions in the following amounts for the last three fiscal years:



     AGGREGATE COMMISSIONS
    YEAR ENDED DECEMBER 31
------------------------------
  2008       2007       2006
--------   --------   --------
$61          N/A         N/A



                        AFFILIATED BROKERAGE COMMISSIONS
                             YEAR ENDED DECEMBER 31
-----------------------------------------------------------------------------
          % OF AGGREGATE             % OF AGGREGATE            % OF AGGREGATE
  2008      COMMISSIONS      2007      COMMISSIONS     2006     COMMISSIONS
--------  ---------------  --------  --------------  --------  --------------
$0              0%            N/A          N/A          N/A          N/A



No brokerage commissions were directed to brokers for brokerage and research services provided during the fiscal year ended December 31, 2008.



THE SUB-ADVISER



AEGON USA INVESTMENT MANAGEMENT, LLC ("AUIM") serves as sub-adviser to the portfolio. AUIM, located at 4333 Edgewood Road, NE, Cedar Rapids, Iowa 52499, is a registered investment adviser. AUIM is a wholly owned, indirect subsidiary of AEGON NV, a Netherlands corporation and publicly traded international insurance group and is an affiliate of TAM. The sub-adviser serves pursuant to a Sub-Advisory Agreement dated November 10, 2008. The agreement continues for an initial period of two years and then remains in effect from year to year if approved annually.



PORTFOLIO MANAGER INFORMATION



Information regarding the other accounts managed by the portfolio manager, the methods by which the portfolio manager is compensated, the range of securities owned by the portfolio manager and a description of the conflicts of interest policy to the portfolio manager is provided in Appendix D of this SAI.



SUB-ADVISORY FEES



The sub-adviser was paid the following amounts for the past three fiscal years:



 2008     2007     2006
------   ------   ------
$124       N/A      N/A



                                       TST
                     TEM-2 Transamerica Efficient Markets VP

TRANSAMERICA EQUITY VP

NON-FUNDAMENTAL INVESTMENT POLICIES

The portfolio has adopted the following non-fundamental policies that may be changed by the Board of Trustees without shareholder approval:

(A) The portfolio may not purchase securities of other investment companies, other than a security acquired in connection with a merger, consolidation, acquisition, reorganization or offer of exchange and except as permitted under the 1940 Act if as a result of the purchase: (a) more than 10% of the value of the portfolio's total assets would be invested in the securities of investment companies; (b) more than 5% of the value of the portfolio's total assets would be invested in the securities of any one investment company; or (c) the portfolio would own more than 3% of the total outstanding voting securities of any investment company.

(B) The portfolio may not invest in companies for the purposes of exercising control or management.

(C) Under normal circumstances, the portfolio will invest at least 80% of its assets (defined as net assets plus the amount of any borrowing for investment purposes) in certain securities as indicated in the current prospectus. (See the prospectus for a detailed discussion of the portfolio's investments.) Shareholders will be provided with at least 60 days' prior written notice of any changes in the 80% investment policy. Such notice will comply with the conditions set forth in any applicable SEC rule then in effect.

(D) Make short sales of securities or maintain a short position unless, at all times when a short position is open, the portfolio owns an equal amount of the securities or securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issue as, and equal in amount to, the securities sold short.

(E) Purchase securities on margin, except that the portfolio may obtain any short-term credits necessary for the clearance of purchases and sales of securities. For purposes of this restriction, the deposit or payment of initial or variation margin in connection with futures contracts, financial futures contracts or related options, and options on securities, and options on securities indexes will not be deemed to be a purchase of securities on margin by the portfolio.

In addition to the above, as a fundamental policy, the portfolio may, notwithstanding any other investment policy or limitation (whether or not fundamental), invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies and limitations as such portfolio (which might result in duplication of certain fees and expenses).

NOTE: Historical information is derived from the financial history of the portfolio's predecessor Growth Portfolio of the Transamerica Variable Insurance Fund, the assets of which were transferred to the portfolio on April 30, 2002.

FEES PAID BY PORTFOLIO

TRUSTEES' FEES


Each portfolio pays a share of the fees and expenses to the Trust's Board of Trustees. Transamerica Equity VP paid $67,875 for the fiscal year ended December 31, 2008.


ADVISORY FEES

Transamerica Asset Management, Inc. ("TAM") serves as investment adviser to this portfolio. TAM is compensated for its services to the individual portfolios through advisory fees. The method of computing the investment advisory fee is fully described in the Trust's prospectus. The portfolio paid the following amounts for the last three fiscal years:


    2008          2007         2006
-----------   -----------   -----------
$16,159,692   $21,098,883   $14,424,636


ADMINISTRATIVE SERVICES FEES

The portfolio paid administrative service fees in the following amounts for the last three fiscal years:


  2008       2007       2006
--------   --------   --------
$455,515   $603,042   $407,339



                                       TST
                           TE-1 Transamerica Equity VP

TRANSFER AGENCY FEES



The portfolio paid transfer agency fees in the following amounts for the last three fiscal years:



 2008       2007       2006
-------   --------   --------
$37,516     N/A        N/A


PORTFOLIO EXPENSES PAID BY INVESTMENT ADVISER


TAM has contractually undertaken through April 30, 2010 to pay expenses on behalf of the portfolio to the extent normal operating expenses (including investment advisory fees but excluding 12b-1 fees, interest, taxes, brokerage fees, commissions, and extraordinary charges) exceed, as a percentage of the portfolio's average daily net assets, 0.85%. The following portfolio expenses were paid by the Investment Adviser for the last three fiscal years:



 2008       2007       2006
-------   --------   --------
$0           $0         $0


COMMISSIONS PAID BY THE PORTFOLIO








The portfolio paid brokerage commissions in the following amounts for the last three fiscal years:



        AGGREGATE COMMISSIONS
        YEAR ENDED DECEMBER 31
------------------------------------
   2008         2007         2006
----------   ----------   ----------
$1,413,008   $2,085,992   $1,762,946



                         AFFILIATED BROKERAGE COMMISSIONS
                              YEAR ENDED DECEMBER 31
----------------------------------------------------------------------------
          % OF AGGREGATE            % OF AGGREGATE            % OF AGGREGATE
  2008      COMMISSIONS     2007     COMMISSIONS      2006     COMMISSIONS
--------  --------------  --------  --------------  --------  --------------
$0              0%           $0           0%           $0            0%



Brokerage commissions in the amount of $1,160,013 were directed to brokers for brokerage and research services provided during the fiscal year ended December 31, 2008.



THE SUB-ADVISER



TRANSAMERICA INVESTMENT MANAGEMENT, LLC ("TIM") serves as the sub-adviser to Transamerica Equity VP. TIM, located at 11111 Santa Monica Blvd., Suite 820, Los Angeles, CA 90025, is a registered investment adviser that is wholly owned by Transamerica Investment Services, Inc. ("TISI"). TISI's parent, Transamerica Corporation, was acquired in 1999 by AEGON NV, a global financial services firm. TAM is an affiliate of TIM. The sub-adviser serves pursuant to a Sub-Advisory Agreement dated May 1, 2002, as amended. This agreement continues in effect from year to year if approved annually by the Trust's Board of Trustees.


PORTFOLIO MANAGER INFORMATION

Information regarding the other accounts managed by the portfolio managers, the methods by which the portfolio managers are compensated, the range of securities owned by each portfolio manager and a description of the conflicts of interest policy applicable to each portfolio manager is provided in Appendix D of this SAI.

SUB-ADVISORY FEES

The sub-adviser received fees in the following amounts for the last three fiscal years:


   2008         2007         2006
----------   ----------   ----------
$6,614,484   $8,491,011   $6,249,601



                                       TST
                           TE-2 Transamerica Equity VP

TRANSAMERICA EQUITY II VP

NON-FUNDAMENTAL INVESTMENT POLICIES

The portfolio has adopted the following non-fundamental policies that may be changed by the Board of Trustees without shareholder approval:

(A) The portfolio may not purchase securities of other investment companies, other than a security acquired in connection with a merger, consolidation, acquisition, reorganization or offer of exchange and except as permitted under the 1940 Act, if as a result of the purchase: (a) more than 10% of the value of the portfolio's total assets would be invested in the securities of investment companies; (b) more than 5% of the value of the portfolio's total assets would be invested in the securities of any one investment company; or (c) the portfolio would own more than 3% of the total outstanding voting securities of any investment company.

(B) The portfolio may not invest in companies for the purposes of exercising control or management.

(C) Under normal circumstances, the portfolio will invest at least 80% of its assets (defined as net assets plus the amount of any borrowing for investment purposes) in certain securities as indicated in the current prospectus. (See the prospectus for a detailed discussion of the portfolio's investments.) Shareholders will be provided with at least 60 days' prior written notice of any changes in the 80% investment policy. Such notice will comply with the conditions set forth in any applicable SEC rule then in effect.

(D) Make short sales of securities or maintain a short position unless, at all times when a short position is open, the portfolio owns an equal amount of the securities or securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issue as, and equal in amount to, the securities sold short.

(E) Purchase securities on margin, except that the portfolio may obtain any short-term credits necessary for the clearance of purchases and sales of securities. For purposes of this restriction, the deposit or payment of initial or variation margin in connection with futures contracts, financial futures contracts or related options, and options on securities, and options on securities indexes will not be deemed to be a purchase of securities on margin by the portfolio.

In addition to the above, as a fundamental policy, the portfolio may, notwithstanding any other investment policy or limitation (whether or not fundamental), invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies and limitations as such portfolio (which might result in duplication of certain fees and expenses).

FEES PAID BY PORTFOLIO

TRUSTEES' FEES


Each portfolio pays a share of the fees and expenses for the Trust's Board of Trustees. Transamerica Equity II VP paid $500 for the fiscal year ended December 31, 2008.


ADVISORY FEES

Transamerica Asset Management, Inc. ("TAM") serves as investment adviser to this portfolio. TAM is compensated for its services through advisory fees. The method of computing the investment advisory fee is fully described in the Trust's prospectus. The portfolio paid the following amounts for the last three fiscal years:


 2008               2007              2006
-------            -------           -------
$50,010            $61,902           $58,432


ADMINISTRATIVE SERVICES FEES

The portfolio pays administrative services fees to Transamerica Fund Services, Inc. The portfolio paid administrative services fees in the following amounts for the last three fiscal years:


 2008               2007              2006
-------            -------           -------
 $3,334             $4,127           $3,896



                                       TST
                        TEII-1 Transamerica Equity II VP

TRANSFER AGENCY FEES



The portfolio paid transfer agency fees in the following amounts for the last three fiscal years:



 2008                2007              2006
-------            -------           -------
 $278                N/A               N/A


PORTFOLIO EXPENSES PAID BY INVESTMENT ADVISER


TAM has contractually undertaken through April 30, 2010 to pay expenses on behalf of the portfolio to the extent normal operating expenses (including investment advisory fees but excluding 12b-1 fees, interest, taxes, brokerage fees, commissions, and extraordinary charges) exceed, as a percentage of the portfolio's average daily net assets, 0.30%. The following portfolio expenses were paid by the Investment Adviser for the last three fiscal years:



 2008               2007               2006
-------            -------           -------
$28,837            $34,296           $29,684


COMMISSIONS PAID BY THE PORTFOLIO


The portfolio paid brokerage commissions in the following amounts for the last three fiscal years:



            AGGREGATE COMMISSIONS
            YEAR ENDED DECEMBER 31
--------------------------------------------
 2008               2007             2006
-------            -------           -------
$9,803             $12,868           $8,353



                   AFFILIATED BROKERAGE COMMISSIONS
                        YEAR ENDED DECEMBER 31
---------------------------------------------------------------------
       % OF AGGREGATE          % OF AGGREGATE          % OF AGGREGATE
2008    COMMISSIONS     2007     COMMISSIONS    2006     COMMISSIONS
----   --------------   ----   --------------   ----   --------------
 $0         0%           $0          0%          $0          0%



Brokerage commissions in the amount of $9,469 were directed to brokers for brokerage and research services provided during the fiscal year ended December 31, 2008.


THE SUB-ADVISER


TRANSAMERICA INVESTMENT MANAGEMENT, LLC ("TIM") serves as the sub-adviser to Transamerica Equity II VP. TIM, located at 11111 Santa Monica Blvd., Suite 820, Los Angeles, CA 90025, is a registered investment adviser that is wholly owned by Transamerica Investment Services, Inc. ("TISI"). TISI's parent, Transamerica Corporation, was acquired in 1999 by AEGON NV, a global financial services firm. TAM is an affiliate of TIM. The sub-adviser serves pursuant to a Sub-Advisory Agreement dated December 30, 2003, as amended. This agreement continues in effect from year to year if approved annually by the Trust's Board of Trustees.


PORTFOLIO MANAGER INFORMATION

Information regarding the other accounts managed by the portfolio manager, the methods by which the portfolio manager is compensated, the range of securities owned by the portfolio manager and a description of the conflicts of interest policy applicable to the portfolio manager is provided in Appendix D of this SAI.

SUB-ADVISORY FEES

The sub-adviser was paid fees for its services in the following amounts for the last three fiscal years:


 2008               2007              2006
-------            -------           -------
$50,010            $61,902           $58,596



                                       TST
                        TEII-2 Transamerica Equity II VP

TRANSAMERICA FEDERATED MARKET OPPORTUNITY VP

NON-FUNDAMENTAL INVESTMENT POLICIES

The portfolio has adopted the following non-fundamental policies that may be changed by the Board of Trustees without shareholder approval:

(A) The portfolio will not purchase securities on margin, other than in connection with the purchase of put options on financial futures contracts, but may obtain such short-term credits as may be necessary for the clearance of transactions.

(B) The portfolio will not invest more than 15% of its net assets in illiquid securities. This does not include securities eligible for resale pursuant to Rule 144A under the Securities Act or any securities for which the Board of Trustees or the Sub-Adviser has made a determination of liquidity, as permitted under the 1940 Act.

(C) The portfolio will not purchase securities of a company for the purpose of exercising control or management. However, the portfolio will acquire no more than 10% of the voting securities of an issuer and may exercise its voting power in the portfolio's best interest. From time to time, the portfolio, together with other investment companies advised by affiliates or subsidiaries of Federated Investors, may together buy and hold substantial amounts of a company's voting stock. All such stock may be voted together. In some cases, the portfolio and the other investment companies might collectively be considered to be in control of the company in which they have invested.

(D) With respect to securities comprising 75% of the value of its total assets, the portfolio will not purchase the securities of any issuer (other than the U.S. Government, its agencies, or instrumentalities or instruments secured by securities of such issuers, such as repurchase agreements or cash or cash items) if, as a result, more than 5% of the value of its total assets would be invested in the securities of such issuer, or acquire more than 10% of any class of voting securities of any issuer. For these purposes the portfolio takes all common stock and all preferred stock of an issuer each as a single class, regardless of priorities, series, designations, or other differences.

FEES PAID BY PORTFOLIO

TRUSTEES' FEES


Each portfolio pays a share of the fees and expenses for the Trust's Board of Trustees. Transamerica Federated Market Opportunity VP paid $10,855 for the fiscal year ended December 31, 2008.


ADVISORY FEES

Transamerica Asset Management, Inc. ("TAM") serves as investment adviser to this portfolio. TAM is compensated for its services to the individual portfolios through advisory fees. The method of computing the investment advisory fee is fully described in the Trust's prospectus. The portfolio paid the following amounts for the last three fiscal years:


   2008               2007              2006
----------         ----------        ----------
$2,948,353         $3,492,146        $4,282,009


ADMINISTRATIVE SERVICES FEES


The portfolio paid administrative services fees in the following amounts for the last three fiscal years:



   2008               2007              2006
----------         ----------        ----------
 $78,623             $93,145          $115,200



                                       TST
               TFMO-1 Transamerica Federated Market Opportunity VP

TRANSFER AGENCY FEES



The portfolio paid transfer agency fees in the following amounts for the last three fiscal years:



 2008               2007              2006
------             ------            ------
$7,167              N/A               N/A


PORTFOLIO EXPENSES PAID BY INVESTMENT ADVISER


TAM has contractually undertaken through April 30, 2010 to pay expenses on behalf of the portfolio to the extent normal operating expenses (including investment advisory fees but excluding 12b-1 fees, interest, taxes, brokerage fees, commissions, and extraordinary charges) exceed, as a percentage of the portfolio's average daily net assets, 1.00%. The following portfolio expenses were paid by the Investment Adviser for the last three fiscal years:



 2008               2007              2006
------             ------            ------
  $0                 $0                $0


COMMISSIONS PAID BY THE PORTFOLIO








The portfolio paid brokerage commissions in the following amounts for the last three fiscal years:



               AGGREGATE COMMISSIONS
               YEAR ENDED DECEMBER 31
------------------------------------------------
   2008                2007               2006
----------           --------           --------
$2,236,428           $883,779           $731,668



                     AFFILIATED BROKERAGE COMMISSIONS
                          YEAR ENDED DECEMBER 31
---------------------------------------------------------------------
       % OF AGGREGATE          % OF AGGREGATE          % OF AGGREGATE
2008    COMMISSIONS     2007    COMMISSIONS     2006    COMMISSIONS
----   --------------   ----   --------------   ----   --------------
 $0          0%           $0         0%           $0         0%



Brokerage commissions in the amount of $1,056,266 were directed to brokers for brokerage and research services provided during the fiscal year ended December 31, 2008.


THE SUB-ADVISER

FEDERATED EQUITY MANAGEMENT COMPANY OF PENNSYLVANIA ("FEDERATED"), located at 1001 Liberty Avenue, 25th Floor, Pittsburgh, PA 15222-3779, serves as sub-adviser to this portfolio pursuant to a Sub-Advisory Agreement dated January 1, 1997, as amended. The agreement continues in effect from year to year if approved annually by the Trust's Board of Trustees.

PORTFOLIO MANAGER INFORMATION

Information regarding the other accounts managed by the portfolio manager, the methods by which the portfolio manager is compensated, the range of securities owned by the portfolio manager and a description of the conflicts of interest policy applicable to the portfolio manager is provided in Appendix D of this SAI.

SUB-ADVISORY FEES

The sub-adviser was paid fees for its services in the following amounts for the last three fiscal years:


   2008               2007             2006
----------         ----------       ----------
$1,077,785         $1,259,314       $1,539,445



                                       TST
               TFMO-2 Transamerica Federated Market Opportunity VP

TRANSAMERICA FOXHALL GLOBAL CONSERVATIVE VP



FEES PAID BY PORTFOLIO



The portfolio had not commenced operations prior to the date of this SAI, so there were no Trustee Fees, Advisory Fees, Administrative Service Fees or Transfer Agency Fees to report for the last three fiscal years.



PORTFOLIO EXPENSES PAID BY INVESTMENT ADVISER



TAM has contractually undertaken through April 30, 2010 to pay expenses on behalf of the portfolio to the extent normal operating expenses (including investment advisory fees but excluding 12b-1 fees, interest, taxes, brokerage fees, commissions, acquired (i.e., underlying portfolios) fees and extraordinary charges) exceed, as a percentage of the portfolio's average daily net assets, 1.00%. Because the portfolio had not commenced operations prior to the date of this SAI, there were no expenses paid by the investment adviser for the last three fiscal years.



COMMISSIONS PAID BY THE PORTFOLIO



The portfolio did not pay any brokerage commissions for the last three fiscal years as it had not commenced operations prior to the date of this SAI.



THE SUB-ADVISER



Foxhall Capital Management, Inc. ("Foxhall") serves as sub-adviser to the portfolio. Foxhall, located at 1613 Duke Street, Alexandria, VA 22314, is a registered investment adviser. Foxhall, a Virginia corporation, serves pursuant to a Sub-Advisory Agreement dated May 1, 2009. The agreement continues for an initial period of two years and then remains in effect from year to year if approved annually.



PORTFOLIO MANAGER INFORMATION



Information regarding the other accounts managed by the portfolio managers, the methods by which the portfolio managers are compensated, the range of securities owned by the portfolio managers and a description of the conflicts of interest policy applicable to the portfolio managers is provided in Appendix D of this SAI.


                                       TST
               TFGC-1 Transamerica Foxhall Global Conservative VP

TRANSAMERICA FOXHALL EMERGING MARKETS/PACIFIC RIM VP



FEES PAID BY PORTFOLIO



The portfolio had not commenced operations prior to the date of this SAI, so there were no Trustee Fees, Advisory Fees, Administrative Service Fees or Transfer Agency Fees to report for the last three fiscal years.



PORTFOLIO EXPENSES PAID BY INVESTMENT ADVISER



TAM has contractually undertaken through April 30, 2010 to pay expenses on behalf of the portfolio to the extent normal operating expenses (including investment advisory fees but excluding 12b-1 fees, interest, taxes, brokerage fees, commissions, acquired (i.e., underlying portfolios) fees and extraordinary charges) exceed, as a percentage of the portfolio's average daily net assets, 1.00%. Because the portfolio had not commenced operations prior to the date of this SAI, there were no expenses paid by the investment adviser for the last three fiscal years.



COMMISSIONS PAID BY THE PORTFOLIO



The portfolio did not pay any brokerage commissions for the last three fiscal years as it had not commenced operations prior to the date of this SAI.



THE SUB-ADVISER



Foxhall Capital Management, Inc. ("Foxhall") serves as sub-adviser to the portfolio. Foxhall, located at 1613 Duke Street, Alexandria, VA 22314, is a registered investment adviser. Foxhall, a Virginia corporation, serves pursuant to a Sub-Advisory Agreement dated May 1, 2009. The agreement continues for an initial period of two years and then remains in effect from year to year if approved annually.



PORTFOLIO MANAGER INFORMATION



Information regarding the other accounts managed by the portfolio managers, the methods by which the portfolio managers are compensated, the range of securities owned by the portfolio managers and a description of the conflicts of interest policy applicable to the portfolio managers is provided in Appendix D of this SAI.


                                       TST
          TFEMPR-1 Transamerica Foxhall Emerging Markets/Pacific Rim VP

TRANSAMERICA FOXHALL GLOBAL GROWTH VP



FEES PAID BY PORTFOLIO



The portfolio had not commenced operations prior to the date of this SAI, so there were no Trustee Fees, Advisory Fees, Administrative Service Fees or Transfer Agency Fees to report for the last three fiscal years.



PORTFOLIO EXPENSES PAID BY INVESTMENT ADVISER



TAM has contractually undertaken through April 30, 2010 to pay expenses on behalf of the portfolio to the extent normal operating expenses (including investment advisory fees but excluding 12b-1 fees, interest, taxes, brokerage fees, commissions, acquired (i.e., underlying portfolios) fees and extraordinary charges) exceed, as a percentage of the portfolio's average daily net assets, 1.00%. Because the portfolio had not commenced operations prior to the date of this SAI, there were no expenses paid by the investment adviser for the last three fiscal years.



COMMISSIONS PAID BY THE PORTFOLIO



The portfolio did not pay any brokerage commissions for the last three fiscal years as it had not commenced operations prior to the date of this SAI.



THE SUB-ADVISER



Foxhall Capital Management, Inc. ("Foxhall") serves as sub-adviser to the portfolio. Foxhall, located at 1613 Duke Street, Alexandria, VA 22314, is a registered investment adviser. Foxhall, a Virginia corporation, serves pursuant to a Sub-Advisory Agreement dated May 1, 2009. The agreement continues for an initial period of two years and then remains in effect from year to year if approved annually.



PORTFOLIO MANAGER INFORMATION



Information regarding the other accounts managed by the portfolio managers, the methods by which the portfolio managers are compensated, the range of securities owned by the portfolio managers and a description of the conflicts of interest policy applicable to the portfolio managers is provided in Appendix D of this SAI.


                                       TST
                  TFGG-1 Transamerica Foxhall Global Growth VP

TRANSAMERICA FOXHALL GLOBAL HARD ASSET VP



FEES PAID BY PORTFOLIO



The portfolio had not commenced operations prior to the date of this SAI, so there were no Trustee Fees, Advisory Fees, Administrative Service Fees or Transfer Agency Fees to report for the last three fiscal years.



PORTFOLIO EXPENSES PAID BY INVESTMENT ADVISER



TAM has contractually undertaken through April 30, 2010 to pay expenses on behalf of the portfolio to the extent normal operating expenses (including investment advisory fees but excluding 12b-1 fees, interest, taxes, brokerage fees, commissions, acquired (i.e., underlying portfolios) fees and extraordinary charges) exceed, as a percentage of the portfolio's average daily net assets, 1.00%. Because the portfolio had not commenced operations prior to the date of this SAI, there were no expenses paid by the investment adviser for the last three fiscal years.



COMMISSIONS PAID BY THE PORTFOLIO



The portfolio did not pay any brokerage commissions for the last three fiscal years as it had not commenced operations prior to the date of this SAI.



THE SUB-ADVISER



Foxhall Capital Management, Inc. ("Foxhall") serves as sub-adviser to the portfolio. Foxhall, located at 1613 Duke Street, Alexandria, VA 22314, is a registered investment adviser. Foxhall, a Virginia corporation, serves pursuant to a Sub-Advisory Agreement dated May 1, 2009. The agreement continues for an initial period of two years and then remains in effect from year to year if approved annually.



PORTFOLIO MANAGER INFORMATION



Information regarding the other accounts managed by the portfolio managers, the methods by which the portfolio managers are compensated, the range of securities owned by the portfolio managers and a description of the conflicts of interest policy applicable to the portfolio managers is provided in Appendix D of this SAI.


                                       TST
                 TGO-1 Transamerica Foxhall Global Hard Asset VP

TRANSAMERICA GROWTH OPPORTUNITIES VP

NON-FUNDAMENTAL INVESTMENT POLICIES

The portfolio has adopted the following non-fundamental policies that may be changed by the Board of Trustees without shareholder approval:

(A) The portfolio may not purchase securities of other investment companies, other than a security acquired in connection with a merger, consolidation, acquisition, reorganization or offer of exchange and except as permitted under the 1940 Act, if as a result of the purchase: (a) more than 10% of the value of the portfolio's total assets would be invested in the securities of investment companies; (b) more than 5% of the value of the portfolio's total assets would be invested in the securities of any one investment company; or (c) the portfolio would own more than 3% of the total outstanding voting securities of any investment company.

(B) The portfolio may not invest in companies for the purposes of exercising control or management.

(C) Make short sales of securities or maintain a short position unless, at all times when a short position is open, the portfolio owns an equal amount of the securities or securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issue as, and equal in amount to, the securities sold short.

(D) Purchase securities on margin, except that the portfolio may obtain any short-term credits necessary for the clearance of purchases and sales of securities. For purposes of this restriction, the deposit or payment of initial or variation margin in connection with futures contracts, financial futures contracts or related options, and options on securities, and options on securities indexes will not be deemed to be a purchase of securities on margin by the portfolio.

In addition to the above, as a fundamental policy, the portfolio may, notwithstanding any other investment policy or limitation (whether or not fundamental), invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies and limitations as such portfolio (which might result in duplication of certain fees and expenses).

NOTE: Historical information is derived from the financial history of the portfolio's predecessor Small Company Portfolio of Transamerica Variable Life Insurance Fund, the assets of which were transferred to the portfolio on April 30, 2002.

FEES PAID BY PORTFOLIO

TRUSTEES' FEES


Each portfolio pays a share of the fees and expenses for the Trust's Board of Trustees. Transamerica Growth Opportunities VP paid $10,675 for the fiscal year ended December 31, 2008.


ADVISORY FEES

Transamerica Asset Management, Inc. ("TAM") serves as investment adviser to this portfolio. TAM is compensated for its services to the individual portfolios through advisory fees. The method of computing the investment advisory fee is fully described in the Trust's prospectus. The portfolio paid the following amounts for the last three fiscal years:


   2008               2007             2006
----------         ----------       ----------
$2,662,790         $3,682,310       $3,844,129



ADMINISTRATIVE SERVICES FEES


The portfolio paid administrative services fees in the following amounts for the last three fiscal years:


   2008               2007             2006
----------         ----------       ----------
$67,862              $94,931          $99,245


                                       TST
                   TGO-1 Transamerica Growth Opportunities VP

TRANSFER AGENCY FEES



The portfolio paid transfer agency fees in the following amounts for the last three fiscal years:



   2008               2007             2006
----------         ----------       ----------
 $ 5,247              N/A              N/A



PORTFOLIO EXPENSES PAID BY INVESTMENT ADVISER






TAM has contractually undertaken through April 30, 2010 to pay expenses on behalf of the portfolio to the extent normal operating expenses (including investment advisory fees but excluding 12b-1 fees, interest, taxes, brokerage fees, commissions, and extraordinary charges) exceed, as a percentage of the portfolio's average daily net assets, 1.15%. The following portfolio expenses were paid by the Investment Adviser for the last three fiscal years:



   2008               2007             2006
----------         ----------       ----------
   $0                   $0              $0



COMMISSIONS PAID BY THE PORTFOLIO



The portfolio paid brokerage commissions in the following amounts for the last three fiscal years:






              AGGREGATE COMMISSIONS
              YEAR ENDED DECEMBER 31
----------------------------------------------
  2008               2007              2006
----------         ----------       ----------
$ 454,224           $634,775          $682,999



                     AFFILIATED BROKERAGE COMMISSIONS
                         YEAR ENDED DECEMBER 31
---------------------------------------------------------------------
      % OF AGGREGATE          % OF AGGREGATE          % OF AGGREGATE
2008   COMMISSIONS      2007   COMMISSIONS      2006   COMMISSIONS
----  ------------      ----  ------------      ----  ------------
 $0         0%           $0         0%           $0         0%



Brokerage commissions in the amount of $360,469 were directed to brokers for brokerage and research services provided during the fiscal year ended December 31, 2008.


THE SUB-ADVISER


TRANSAMERICA INVESTMENT MANAGEMENT, LLC ("TIM") serves as the sub-adviser to Transamerica Growth Opportunities VP. TIM, located at 11111 Santa Monica Blvd., Suite 820, Los Angeles, CA 90025, is a registered investment adviser that is wholly owned by Transamerica Investment Services, Inc. ("TISI"). TISI's parent, Transamerica Corporation, was acquired in 1999 by AEGON NV, a global financial services firm. TAM is an affiliate of TIM. The sub-adviser serves pursuant to a Sub-Advisory Agreement dated May 1, 2002, as amended. This agreement continues in effect from year to year if approved annually by the Trust's Board of Trustees.


PORTFOLIO MANAGER INFORMATION

Information regarding the other accounts managed by the portfolio managers, the methods by which the portfolio managers are compensated, the range of securities owned by each portfolio manager and a description of the conflicts of interest policy applicable to each portfolio manager is provided in Appendix D of this SAI.

SUB-ADVISORY FEES

The portfolio received fees for its services in the following amounts for the last three fiscal years:


   2008            2007            2006
----------      ----------      ----------
$1,235,946      $1,711,294      $1,791,341


                                       TST
                   TGO-2 Transamerica Growth Opportunities VP

TRANSAMERICA HANLON BALANCED VP



FEES PAID BY PORTFOLIO



The portfolio had not commenced operations prior to the date of this SAI, so there were no Trustee Fees, Advisory Fees, Administrative Service Fees or Transfer Agency Fees to report for the last three fiscal years.



PORTFOLIO EXPENSES PAID BY INVESTMENT ADVISER



TAM has contractually undertaken through April 30, 2010 to pay expenses on behalf of the portfolio to the extent normal operating expenses (including investment advisory fees but excluding 12b-1 fees, interest, taxes, brokerage fees, commissions, acquired (i.e., underlying portfolios) fees and extraordinary charges) exceed, as a percentage of the portfolio's average daily net assets, 1.00%. Because the portfolio had not commenced operations prior to the date of this SAI, there were no expenses paid by the investment adviser for the last three fiscal years.



COMMISSIONS PAID BY THE PORTFOLIO



The portfolio did not pay any brokerage commissions for the last three fiscal years as it had not commenced operations prior to the date of this SAI.



THE SUB-ADVISER



Hanlon Investment Management, Inc. ("Hanlon") serves as sub-adviser to the portfolio. Hanlon, located at 3393 Bargaintown Road, Suite 200, Egg Harbor Township, NJ 08234, is a registered investment adviser. Hanlon, a New Jersey corporation, serves pursuant to a Sub-Advisory Agreement dated May 1, 2009. The agreement continues for an initial period of two years and then remains in effect from year to year if approved annually.



PORTFOLIO MANAGER INFORMATION



Information regarding the other accounts managed by the portfolio managers, the methods by which the portfolio managers are compensated, the range of securities owned by the portfolio managers and a description of the conflicts of interest policy applicable to the portfolio managers is provided in Appendix D of this SAI.


                                       TST
                     THB-1 Transamerica Hanlon Balanced VP

TRANSAMERICA HANLON GROWTH VP



FEES PAID BY PORTFOLIO



The portfolio had not commenced operations prior to the date of this SAI, so there were no Trustee Fees, Advisory Fees, Administrative Service Fees or Transfer Agency Fees to report for the last three fiscal years.



PORTFOLIO EXPENSES PAID BY INVESTMENT ADVISER



TAM has contractually undertaken through April 30, 2010 to pay expenses on behalf of the portfolio to the extent normal operating expenses (including investment advisory fees but excluding 12b-1 fees, interest, taxes, brokerage fees, commissions, acquired (i.e., underlying portfolios) fees and extraordinary charges) exceed, as a percentage of the portfolio's average daily net assets, 1.00%. Because the portfolio had not commenced operations prior to the date of this SAI, there were no expenses paid by the investment adviser for the last three fiscal years.



COMMISSIONS PAID BY THE PORTFOLIO



The portfolio did not pay any brokerage commissions for the last three fiscal years as it had not commenced operations prior to the date of this SAI.



THE SUB-ADVISER



Hanlon Investment Management, Inc. ("Hanlon") serves as sub-adviser to the portfolio. Hanlon, located at 3393 Bargaintown Road, Suite 200, Egg Harbor Township, NJ 08234, is a registered investment adviser. Hanlon, a New Jersey corporation, serves pursuant to a Sub-Advisory Agreement dated May 1, 2009. The agreement continues for an initial period of two years and then remains in effect from year to year if approved annually.



PORTFOLIO MANAGER INFORMATION



Information regarding the other accounts managed by the portfolio managers, the methods by which the portfolio managers are compensated, the range of securities owned by the portfolio managers and a description of the conflicts of interest policy applicable to the portfolio managers is provided in Appendix D of this SAI.



                                       TST
                      THG-1 Transamerica Hanlon Growth VP

TRANSAMERICA HANLON GROWTH AND INCOME VP



FEES PAID BY PORTFOLIO



The portfolio had not commenced operations prior to the date of this SAI, so there were no Trustee Fees, Advisory Fees, Administrative Service Fees or Transfer Agency Fees to report for the last three fiscal years.



PORTFOLIO EXPENSES PAID BY INVESTMENT ADVISER



TAM has contractually undertaken through April 30, 2010 to pay expenses on behalf of the portfolio to the extent normal operating expenses (including investment advisory fees but excluding 12b-1 fees, interest, taxes, brokerage fees, commissions, acquired (i.e., underlying portfolios) fees and extraordinary charges) exceed, as a percentage of the portfolio's average daily net assets, 1.00%. Because the portfolio had not commenced operations prior to the date of this SAI, there were no expenses paid by the investment adviser for the last three fiscal years.



COMMISSIONS PAID BY THE PORTFOLIO



The portfolio did not pay any brokerage commissions for the last three fiscal years as it had not commenced operations prior to the date of this SAI.



THE SUB-ADVISER



Hanlon Investment Management, Inc. ("Hanlon") serves as sub-adviser to the portfolio. Hanlon, located at 3393 Bargaintown Road, Suite 200, Egg Harbor Township, NJ 08234, is a registered investment adviser. Hanlon, a New Jersey corporation, serves pursuant to a Sub-Advisory Agreement dated May 1, 2009. The agreement continues for an initial period of two years and then remains in effect from year to year if approved annually.



PORTFOLIO MANAGER INFORMATION



Information regarding the other accounts managed by the portfolio managers, the methods by which the portfolio managers are compensated, the range of securities owned by the portfolio managers and a description of the conflicts of interest policy applicable to the portfolio managers is provided in Appendix D of this SAI.


                                       TST
                THGI-1 Transamerica Hanlon Growth and Income VP

TRANSAMERICA HANLON MANAGED INCOME VP



FEES PAID BY PORTFOLIO



The portfolio had not commenced operations prior to the date of this SAI, so there were no Trustee Fees, Advisory Fees, Administrative Service Fees or Transfer Agency Fees to report for the last three fiscal years.



PORTFOLIO EXPENSES PAID BY INVESTMENT ADVISER



TAM has contractually undertaken through April 30, 2010 to pay expenses on behalf of the portfolio to the extent normal operating expenses (including investment advisory fees but excluding 12b-1 fees, interest, taxes, brokerage fees, commissions, acquired (i.e., underlying portfolios) fees and extraordinary changes) exceed, as a percentage of the portfolio's average daily net assets, 1.00%. Because the portfolio had not commenced operations prior to the date of this SAI, there were no expenses paid by the investment adviser for the last three fiscal years.



COMMISSIONS PAID BY THE PORTFOLIO



The portfolio did not pay any brokerage commissions for the last three fiscal years as it had not commenced operations prior to the date of this SAI.



THE SUB-ADVISER



Hanlon Investment Management, Inc. ("Hanlon") serves as sub-adviser to the portfolio. Hanlon, located at 3393 Bargaintown Road, Suite 200, Egg Harbor Township, NJ 08234, is a registered investment adviser. Hanlon, a New Jersey corporation, serves pursuant to a Sub-Advisory Agreement dated May 1, 2009. The agreement continues for an initial period of two years and then remains in effect from year to year if approved annually.



PORTFOLIO MANAGER INFORMATION



Information regarding the other accounts managed by the portfolio managers, the methods by which the portfolio managers are compensated, the range of securities owned by the portfolio managers and a description of the conflicts of interest policy applicable to the portfolio managers is provided in Appendix D of this SAI.



                                      TST
                  THMI-1 Transamerica Hanlon Managed Income VP

TRANSAMERICA INDEX 50 VP

NON-FUNDAMENTAL INVESTMENT POLICIES:

The portfolio has adopted the following non-fundamental policies that may be changed by the Board of Trustees without shareholder approval:

(A) The portfolio may not invest more than 15% of its net assets in illiquid securities. This does not include securities eligible for resale pursuant to Rule 144A under the Securities Act or any other securities as to which a determination as to liquidity has been made pursuant to guidelines adopted by the Board of Trustees as permitted under the 1940 Act.

(B) The portfolio may not sell securities short, except short sales "against the box."

(C) The portfolio may not purchase securities on margin, except to obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

FEES PAID BY PORTFOLIO


TRUSTEES' FEES



Each portfolio pays a share of the fees and expenses for the Trust's Board of Trustees. Transamerica Index 50 VP paid $89 for the fiscal year ended December 31, 2008.



ADVISORY FEES



Transamerica Asset Management, Inc. ("TAM") serves as investment adviser to this portfolio. TAM is compensated for its services to the individual portfolios through advisory fees. The method of computing the investment advisory fee is fully described in the Trust's prospectus. The portfolio paid the following amounts for the last three fiscal years:



   2008            2007            2006
----------      ----------      ----------
 $ 15,356          N/A              N/A



ADMINISTRATIVE SERVICES FEES



The portfolio paid administrative services fees in the following amounts for the past three fiscal years:



   2008            2007            2006
----------      ----------      ----------
   $ 960            N/A            N/A



TRANSFER AGENCY FEES



The portfolio paid transfer agency fees in the following amounts for the last three fiscal years:



   2008            2007            2006
----------      ----------      ----------
  $ 218             N/A            N/A



PORTFOLIO EXPENSES PAID BY INVESTMENT ADVISER



TAM has contractually undertaken through April 30, 2010 to pay expenses on behalf of the portfolio to the extent normal operating expenses (including investment advisory fees but excluding 12b-1 fees, interest, taxes, brokerage fees, commissions, acquired (i.e., underlying portfolios) fees and extraordinary charges) exceed, as a percentage of the portfolio's average daily net assets, 0.37%. The following portfolio expenses were paid by the Investment Adviser for the last three fiscal years:



   2008            2007            2006
----------      ----------      ----------
 $ 41,053          N/A              N/A



                                       TST
                        TI50-1 Transamerica Index 50 VP

COMMISSIONS PAID BY THE PORTFOLIO



The portfolio paid brokerage commissions in the following amounts for the last three fiscal years:



           AGGREGATE COMMISSIONS
           YEAR ENDED DECEMBER 31
------------------------------------------
   2008            2007            2006
----------      ----------      ---------
$4,960             N/A             N/A



                    AFFILIATED BROKERAGE COMMISSIONS
                        YEAR ENDED DECEMBER 31
---------------------------------------------------------------------
       % OF AGGREGATE          % OF AGGREGATE          % OF AGGREGATE
2008     COMMISSIONS    2007     COMMISSIONS    2006     COMMISSIONS
----   --------------   ----   --------------   ----   --------------
$ 0         0%           N/A        N/A          N/A        N/A



No brokerage commissions were directed to brokers for brokerage and research services provided during the fiscal year ended December 31, 2008.


THE SUB-ADVISER


AEGON USA INVESTMENT MANAGEMENT, LLC ("AUIM") serves as sub-adviser to the portfolio. AUIM, located at 4333 Edgewood Road, NE, Cedar Rapids, IA 52499, is a registered investment adviser. AUIM is a wholly owned, indirect subsidiary of AEGON NV, a Netherlands corporation and publicly traded international insurance group, and is an affiliate of TAM. The sub-adviser serves pursuant to a Sub-Advisory Agreement dated May 1, 2008. The agreement continues for an initial period of two years and then remains in effect from year to year if approved annually by the Trust's Board of Trustees.



PORTFOLIO MANAGER INFORMATION



Information regarding the other accounts managed by the portfolio manager, the methods by which the portfolio manager is compensated, the range of securities owned by the portfolio manager and a description of the conflicts of interest policy to the portfolio manager is provided in Appendix D of this SAI.



The sub-adviser was paid the following amounts for the past three fiscal years:



 2008             2007            2006
------           ------          ------
$5,759             N/A             N/A



                                       TST
                        TI50-2 Transamerica Index 50 VP

TRANSAMERICA INDEX 75 VP

NON-FUNDAMENTAL INVESTMENT POLICIES

The portfolio has adopted the following non-fundamental policies that may be changed by the Board of Trustees without shareholder approval:

(A) The portfolio may not invest more than 15% of its net assets in illiquid securities. This does not include securities eligible for resale pursuant to Rule 144A under the Securities Act or any other securities as to which a determination as to liquidity has been made pursuant to guidelines adopted by the Board of Trustees as permitted under the 1940 Act.

(B) The portfolio may not sell securities short, except short sales "against the box."

(C) The portfolio may not purchase securities on margin, except to obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

FEES PAID BY PORTFOLIO


TRUSTEES' FEES



Each portfolio pays a share of the fees and expenses for the Trust's Board of Trustees. Transamerica Index 75 VP paid $286 for the fiscal year ended December 31, 2008.



ADVISORY FEES



Transamerica Asset Management, Inc. ("TAM") serves as investment adviser to this portfolio. TAM is compensated for its services to the individual portfolios through advisory fees. The method of computing the investment advisory fee is fully described in the Trust's prospectus. The portfolio paid the following amounts for the last three fiscal years:



 2008             2007            2006
-------          ------          ------
$44,283            N/A            N/A



ADMINISTRATIVE SERVICES FEES



The portfolio paid administrative services fees in the following amounts for the past three fiscal years:



 2008             2007            2006
-------          ------          ------
$ 2,770            N/A            N/A



TRANSFER AGENCY FEES



The portfolio paid transfer agency fees in the following amounts for the last three fiscal years:



 2008             2007            2006
-------          ------          ------
$ 604             N/A             N/A


PORTFOLIO EXPENSES PAID BY INVESTMENT ADVISER


TAM has contractually undertaken through April 30, 2010 to pay expenses on behalf of the portfolio to the extent normal operating expenses (including investment advisory fees but excluding 12b-1 fees, interest, taxes, brokerage fees, commissions, acquired (i.e., underlying portfolios) fees and extraordinary charges) exceed, as a percentage of the portfolio's average daily net assets, 0.37%. The following portfolio expenses were paid by the Investment Adviser for the last three fiscal years:



 2008             2007            2006
-------          ------          ------
$40,020           N/A             N/A



                                       TST
                        TI75-1 Transamerica Index 75 VP

COMMISSIONS PAID BY THE PORTFOLIO


The portfolio paid brokerage commissions in the following amounts for the last three fiscal years:



          AGGREGATE COMMISSIONS
          YEAR ENDED DECEMBER 31
---------------------------------------
 2008             2007            2006
-------          ------          ------
$14,088           N/A             N/A



                AFFILIATED BROKERAGE COMMISSIONS
                    YEAR ENDED DECEMBER 31
---------------------------------------------------------------------
       % OF AGGREGATE          % OF AGGREGATE          % OF AGGREGATE
2008     COMMISSIONS    2007     COMMISSIONS    2006     COMMISSIONS
----   --------------   ----   --------------   ----   --------------
 $0         0%           N/A        N/A          N/A       N/A



No brokerage commissions were directed to brokers for brokerage and research services provided during the fiscal year ended December 31, 2008.


THE SUB-ADVISER


AEGON USA INVESTMENT MANAGEMENT, LLC ("AUIM") serves as sub-adviser to the portfolio. AUIM, located at 4333 Edgewood Road, NE, Cedar Rapids, IA 52499, is a registered investment adviser. AUIM is a wholly owned, indirect subsidiary of AEGON NV, a Netherlands corporation and publicly traded international insurance group, and is an affiliate of TAM. The sub-adviser serves pursuant to a Sub-Advisory Agreement dated May 1, 2008. The agreement continues for an initial period of two years and then remains in effect from year to year if approved annually by the Trust's Board of Trustees.



PORTFOLIO MANAGER INFORMATION



Information regarding the other accounts managed by the portfolio manager, the methods by which the portfolio manager is compensated, the range of securities owned by the portfolio manager and a description of the conflicts of interest policy to the portfolio manager is provided in Appendix D of this SAI.



The sub-adviser was paid the following amounts for the past three fiscal years:



 2008              2007            2006
-------           ------          ------
$16,587            N/A             N/A



                                       TST
                        TI75-2 Transamerica Index 75 VP

TRANSAMERICA INTERNATIONAL MODERATE GROWTH VP

NON-FUNDAMENTAL INVESTMENT POLICIES

The portfolio has adopted the following non-fundamental policies that may be changed by the Board of Trustees without shareholder approval:

(A) The portfolio may not invest more than 15% of its net assets in illiquid securities. This does not include securities eligible for resale pursuant to Rule 144A under the Securities Act or any other securities as to which a determination as to liquidity has been made pursuant to guidelines adopted by the Board of Trustees as permitted under the 1940 Act.

(B) The portfolio may not sell securities short, except short sales "against the box."

(C) The portfolio may not purchase securities on margin, except to obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

(D) The portfolio may not mortgage or pledge any securities owned or held by the portfolio in amounts that exceed, in the aggregate, 15% of the portfolio's net assets, provided that this limitation does not apply to reverse repurchase agreements or in the case of assets deposited to provide margin or guarantee positions in options, futures contracts, swaps, forward contracts or other derivative instruments or the segregation of assets in connection with such transactions.

(E) The portfolio may not invest for purposes of exercising control or management.

FEES PAID BY PORTFOLIO

TRUSTEES' FEES


Each portfolio pays a share of the fees and expenses for the Trust's Board of Trustees. Transamerica International Moderate Growth VP paid $8,686 for the fiscal year ended December 31, 2008.


ADVISORY FEES

Transamerica Asset Management, Inc. ("TAM") serves as investment adviser to this portfolio. TAM is compensated for its services to the individual portfolios through advisory fees. The method of computing the investment advisory fee is fully described in the Trust's prospectus. The portfolio paid the following amount for the last three fiscal years:


  2008                2007              2006
--------            --------           -------
$291,260            $138,786           $14,544


ADMINISTRATIVE SERVICES FEES

The portfolio paid administrative fees in the following amount for the last three fiscal years:


  2008                2007               2006
--------            --------           -------
$36,407             $17,348            $1,818



                                       TST
              TIMG-1 Transamerica International Moderate Growth VP

TRANSFER AGENCY FEES



The portfolio paid transfer agency fees in the following amounts for the last three fiscal years:



  2008                2007               2006
--------            --------           -------
$5,884                N/A                N/A



PORTFOLIO EXPENSES PAID BY INVESTMENT ADVISER



TAM has contractually undertaken through April 30, 2010 to pay expenses on behalf of the portfolio to the extent normal operating expenses (including investment advisory fees but excluding 12b-1 fees, interest, taxes, brokerage fees, commissions, acquired (i.e., underlying portfolios) fees and extraordinary charges) exceed, as a percentage of the portfolio's average daily net assets, 0.25%. The following portfolio expenses were paid by the Investment Adviser for the last three fiscal years:



  2008                2007               2006
--------            --------           -------
   $0                  $0              $20,717


COMMISSIONS PAID BY THE PORTFOLIO

The portfolio paid brokerage commissions in the following amount for the last three fiscal years:


             AGGREGATE COMMISSIONS
             YEAR ENDED DECEMBER 31
----------------------------------------------
  2008                2007               2006
--------            --------           -------
N/A                    N/A              N/A



                    AFFILIATED BROKERAGE COMMISSIONS
                         YEAR ENDED DECEMBER 31
---------------------------------------------------------------------
       % OF AGGREGATE          % OF AGGREGATE          % OF AGGREGATE
2008     COMMISSIONS    2007     COMMISSIONS    2006     COMMISSIONS
----   --------------   ----   --------------   ----   --------------
 N/A         N/A        N/A         N/A         N/A         N/A



PORTFOLIO CONSTRUCTION MANAGER



MORNINGSTAR ASSOCIATES, LLC ("MORNINGSTAR") serves as portfolio construction manager to the portfolio pursuant to the terms of an Asset Allocation Management Agreement dated April 1, 2005, as amended. Morningstar is located at 22 West Washington Street, Chicago, IL 60602.


PORTFOLIO CONSTRUCTION MANAGER INFORMATION

Information regarding the other accounts managed by the portfolio construction manager, the methods by which the portfolio construction manager is compensated, the range of securities owned by the portfolio construction manager and a description of the conflicts of interest policy applicable to the portfolio construction manager is provided in Appendix D of this SAI.

PORTFOLIO CONSTRUCTION MANAGER FEES

The portfolio construction manager was paid fees for its services in the following amounts for the last three fiscal years:


  2008               2007              2006
--------           --------          -------
$291,260           $138,786          $14,543



                                       TST
              TIMG-2 Transamerica International Moderate Growth VP

TRANSAMERICA JENNISON GROWTH VP

NON-FUNDAMENTAL INVESTMENT POLICIES

The portfolio has adopted the following non-fundamental policies that may be changed by the Board of Trustees without shareholder approval:

(A) The portfolio may not invest more than 15% of its net assets in illiquid securities. This does not include securities eligible for resale pursuant to Rule 144A under the Securities Act or any other securities as to which a determination as to liquidity has been made pursuant to guidelines adopted by the Board of Trustees, as permitted under the 1940.

(B) The portfolio may not invest in companies for the purpose of exercising control or management.

(C) The portfolio may not purchase securities on margin, except (i) for use of short-term credit necessary for clearance of purchases of portfolio securities; and (ii) it may make margin deposits in connection with futures contracts or other permissible investments.

(D) The portfolio may not mortgage, pledge, hypothecate or, in any manner, transfer any security owned by the portfolio as security for indebtedness except as may be necessary in connection with permissible borrowings or investments, provided, however, that such mortgaging, pledging or hypothecating may not exceed 33 1/3% of the portfolio's total assets at the time of borrowing or investment.

NOTE: Historical information is derived from the financial history of the predecessor portfolio, Endeavor Jennison Growth Portfolio of Endeavor Series Trust, the assets of which were transferred to the portfolio on April 30, 2002.

FEES PAID BY PORTFOLIO

TRUSTEES' FEES


Each portfolio pays a share of the fees and expenses for the Trust's Board of Trustees. Transamerica Jennison Growth VP paid $5,503 for the fiscal year ended December 31, 2008.


ADVISORY FEES

Transamerica Asset Management, Inc. ("TAM") serves as investment adviser to this portfolio. TAM is compensated for its services to the individual portfolios through advisory fees. The method of computing the investment advisory fee is fully described in the Trust's prospectus. The portfolio paid the following amounts for the last three fiscal years:


   2008              2007             2006
----------        ----------       ----------
$1,583,402        $1,211,824       $1,150,195



ADMINISTRATIVE SERVICES FEES



The portfolio paid administrative services fees in the following amounts for the last three fiscal years:



   2008              2007             2006
----------        ----------       ----------
 $ 39,585          $ 30,296         $ 28,755



TRANSFER AGENCY FEES



The portfolio paid transfer agency fees in the following amounts for the last three fiscal years:



   2008              2007             2006
----------        ----------       ----------
 $ 4,173              N/A              N/A



                                       TST
                    TJNGR-1 Transamerica Jennison Growth VP

PORTFOLIO EXPENSES PAID BY INVESTMENT ADVISER


TAM has contractually undertaken through April 30, 2010 to pay expenses on behalf of the portfolio to the extent normal operating expenses (including investment advisory fees but excluding 12b-1 fees, interest, taxes, brokerage fees, commissions, and extraordinary charges) exceed, as a percentage of the portfolio's average daily net assets, 0.94%. The following portfolio expenses were paid by the Investment Adviser for the last three fiscal years:



   2008              2007             2006
----------        ----------       ----------
    $0                $0               $0



COMMISSIONS PAID BY THE PORTFOLIO



The portfolio paid brokerage commissions in the following amounts for the last three fiscal years:



             AGGREGATE COMMISSIONS
             YEAR ENDED DECEMBER 31
---------------------------------------------
   2008              2007             2006
----------        ----------       ----------
 $302,308          $186,686         $213,091



                     AFFILIATED BROKERAGE COMMISSIONS
                          YEAR ENDED DECEMBER 31
---------------------------------------------------------------------
       % OF AGGREGATE          % OF AGGREGATE          % OF AGGREGATE
2008     COMMISSIONS    2007     COMMISSIONS    2006     COMMISSIONS
----   --------------   ----   --------------   ----   --------------
 $0           0%        $100        0.05%       $546        0.26%



Brokerage commissions in the amount of $192,439 were directed to brokers for brokerage and research services provided during the fiscal year ended December 31, 2008.


THE SUB-ADVISER

JENNISON ASSOCIATES LLC ("JENNISON"), 466 Lexington Avenue, 18th Floor, New York, NY 10017, serves as sub-adviser for this portfolio pursuant to a Sub-Advisory Agreement dated May 1, 2002, as amended. The agreement will continue in effect from year to year if approved annually by the Trust's Board of Trustees.


Jennison (including its predecessor, Jennison Associates Capital Corp.), is a registered investment advisor founded in 1969. Jennison is organized under the laws of Delaware as a single member limited liability company whose sole member is Prudential Investment Management, Inc., which is a direct, wholly-owned subsidiary of Prudential Asset Management Holding Company LLC, which is a direct, wholly-owned subsidiary of Prudential Financial, Inc.



PORTFOLIO MANAGER INFORMATION



Information regarding the other accounts managed by the portfolio managers, the methods by which the portfolio managers are compensated, the range of securities owned by each portfolio manager and a description of the conflicts of interest policy applicable to each portfolio manager is provided in Appendix D of this SAI.



SUB-ADVISORY FEES



The sub-adviser was paid fees for its services in the following amounts for the last three fiscal years:



  2008                  2007                2006
--------              --------            --------
$753,704              $590,804            $576,774















                                       TST
                    TJNGR-2 Transamerica Jennison Growth VP

TRANSAMERICA JPMORGAN CORE BOND VP

NON-FUNDAMENTAL INVESTMENT POLICIES

The portfolio has adopted the following non-fundamental policies that may be changed by the Board of Trustees without shareholder approval:

(A) The portfolio may not, as a matter of non-fundamental policy: (i) enter into any futures contracts or options on futures contracts for purposes other than bona fide hedging transactions within the meaning of Commodity Futures Trading Commission regulations if the aggregate initial margin deposits and premiums required to establish positions in futures contracts and related options that do not fall within the definition of bona fide hedging transactions would exceed 5% of the fair market value of the portfolio's net assets, after taking into account unrealized profits and losses on such contracts it has entered into and
(ii) enter into any futures contracts or options on futures contracts if the aggregate amount of the portfolio's commitments under outstanding futures contracts positions and options on futures contracts would exceed the market value of its total assets.

(B) The portfolio may not mortgage or pledge any securities owned or held by the portfolio in amounts that exceed, in the aggregate, 15% of the portfolio's net assets, provided that this limitation does not apply to reverse repurchase agreements or in the case of assets deposited to provide margin or guarantee positions in options, futures contracts, swaps, forward contracts or other derivative instruments or the segregation of assets in connection with such transactions.

(C) The portfolio may not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in options, futures contracts, swaps, forward contracts and other derivative instruments are not deemed to constitute selling securities short.

(D) The portfolio may not purchase securities on margin, except that a portfolio may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments and other deposits made in connection with transactions in options, futures contracts, swaps, forward contracts, and other derivative instruments shall not be deemed to constitute purchasing securities on margin.

(E) The portfolio may not invest more than 15% of its net assets in illiquid securities. This does not include securities eligible for resale pursuant to Rule 144A under the Securities Act or any securities for which the Board of Trustees or the Sub-Adviser has made a determination of liquidity, as permitted under the 1940 Act.

(F) The portfolio may not (i) purchase securities of other investment companies, except in the open market where no commission except the ordinary broker's commission is paid, or (ii) purchase or retain securities issued by other open-end investment companies. Restrictions (i) and (ii) do not apply to money market portfolios or to securities received as dividends, through offers to exchange, or as a result of reorganization, consolidation, or merger. If the portfolio invests in a money market portfolio, the Investment Adviser will reduce its advisory fee by the amount of any investment advisory or administrative service fees paid to the investment manager of the money market portfolio.

(G) The portfolio may not invest more than 25% of its net assets at the time of purchase in the securities of foreign issuers and obligors.

(H) The portfolio may not invest in companies for the purpose of exercising control or management.

(I) Under normal circumstances, the portfolio will invest at least 80% of its assets (defined as net assets plus the amount of any borrowing for investment purposes) in certain securities as indicated in the current prospectus. (See the prospectus for a detailed discussion of the portfolio's investments.) Shareholders will be provided with at least 60 days' prior written notice of any changes in the 80% investment policy. Such notice will comply with the conditions set forth in any applicable SEC rule then in effect.

FEES PAID BY PORTFOLIO

TRUSTEES' FEES


Each portfolio pays a share of the fees and expenses for the Trust's Board of Trustees. Transamerica JPMorgan Core Bond VP paid $4,514 for the fiscal year ended December 31, 2008.



                                      ATST
                  TJPMCB-1 Transamerica JPMorgan Core Bond VP

ADVISORY FEES

Transamerica Asset Management, Inc. ("TAM") serves as investment adviser to this portfolio. TAM is compensated for its services to the individual portfolios through advisory fees. The method of computing the investment advisory fee is fully described in the Trust's prospectus. The portfolio paid the following amounts for the last three fiscal years:


  2008              2007            2006
--------          --------        --------
$738,286          $716,968        $805,827



ADMINISTRATIVE SERVICES FEES



The portfolio paid administrative services fees in the following amounts for the last three fiscal years:



  2008              2007            2006
--------          --------        --------
$32,813            $31,865          $35,815



TRANSFER AGENCY FEES



The portfolio paid transfer agency fees in the following amounts for the last three fiscal years:



  2008              2007            2006
--------          --------        --------
 $3,247              N/A            N/A



PORTFOLIO EXPENSES PAID BY INVESTMENT ADVISER



TAM has contractually undertaken through April 30, 2010 to pay expenses on behalf of the portfolio to the extent normal operating expenses (including investment advisory fees but excluding 12b-1 fees, interest, taxes, brokerage fees, commissions, and extraordinary charges) exceed, as a percentage of the portfolio's average daily net assets, 0.70%. The following portfolio expenses were paid by the Investment Adviser for the last three fiscal years:



  2008              2007            2006
--------          --------        --------
  $0                 $0               $0












COMMISSIONS PAID BY THE PORTFOLIO



The portfolio paid brokerage commissions in the following amounts for the last three fiscal years:



          AGGREGATE COMMISSIONS
          YEAR ENDED DECEMBER 31
------------------------------------------
  2008              2007            2006
--------          --------        --------
   $0                $0              $0



                    AFFILIATED BROKERAGE COMMISSIONS
                         YEAR ENDED DECEMBER 31
---------------------------------------------------------------------
       % OF AGGREGATE          % OF AGGREGATE          % OF AGGREGATE
2008     COMMISSIONS    2007     COMMISSIONS    2006     COMMISSIONS
----   -------------    ----   -------------    ----   -------------
 $0           0%         $0           0%         $0          0%



No brokerage commissions were directed to brokers for brokerage and research services provided during the fiscal year ended December 31, 2008.


THE SUB-ADVISER


JPMORGAN INVESTMENT ADVISORS INC. ("JPMIA"), 1111 Polaris Parkway, Suite B2, Columbus OH 43240 is the portfolio's sub-adviser. JPMIA is an indirect, wholly owned subsidiary of JPMorgan Chase & Co.


JPMIA serves a sub-adviser pursuant to a Sub-Advisory Agreement dated May 1, 2002, as amended. The Agreement continues in effect year to year if approved annually by the Trust's Board of Trustees.


                                      ATST
                  TJPMCB-2 Transamerica JPMorgan Core Bond VP

PORTFOLIO MANAGER INFORMATION

Information regarding the other accounts managed by the portfolio manager, the methods by which the portfolio manager is compensated, the range of securities owned by the portfolio manager and a description of the conflicts of interest policy applicable to the portfolio manager is provided in Appendix D of this SAI.

SUB-ADVISORY FEES

The sub-adviser was paid fees for its services in the following amounts for the last three fiscal years:


 2008            2007         2006
-------        --------     --------
$328,127       $318,652     $359,208



                                      ATST
                  TJPMCB-3 Transamerica JPMorgan Core Bond VP

TRANSAMERICA JPMORGAN ENHANCED INDEX VP

NON-FUNDAMENTAL INVESTMENT POLICIES

The portfolio has adopted the following non-fundamental policies that may be changed by the Board of Trustees without shareholder approval:

(A) The portfolio may not invest more than 15% of its net assets in illiquid securities. This does not include securities eligible for resale pursuant to Rule 144A under the Securities Act or any other securities as to which a determination as to liquidity has been made pursuant to guidelines adopted by the Board of Trustees, as permitted under the 1940 Act.

(B) The portfolio may not invest in companies for the purpose of exercising control or management.

(C) The portfolio may not purchase securities on margin, except (i) for use of short-term credit necessary for clearance of purchases of portfolio securities; and (ii) it may make margin deposits in connection with futures contracts or other permissible investments.

(D) The portfolio may not mortgage, pledge, hypothecate or, in any manner, transfer any security owned by the portfolio as security for indebtedness except as may be necessary in connection with permissible borrowings or investments and then such mortgaging, pledging or hypothecating may not exceed 33 1/3% of the portfolio's total assets at the time of borrowing or investment.

(E) The portfolio may not sell securities short, except short sales "against the box."

NOTE: Historical information is derived from the predecessor portfolio, Endeavor Enhanced Index Portfolio of Endeavor Series Trust, the assets of which were transferred to the portfolio on April 30, 2002.

FEES PAID BY PORTFOLIO

TRUSTEES' FEES


Each portfolio pays a share of the fees and expenses for the Trust's Board of Trustees. Transamerica JPMorgan Enhanced Index VP paid $3,704 for the fiscal year ended December 31, 2008.



ADVISORY FEES



Transamerica Asset Management, Inc. ("TAM") serves as investment adviser to this portfolio. TAM is compensated for its services to the individual portfolios through advisory fees. The method of computing the investment advisory fee is fully described in the Trust's prospectus. The portfolio paid the following amounts for the last three fiscal years:



  2008                2007               2006
--------           ----------         ----------
$945,948           $1,424,828         $1,435,040



ADMINISTRATIVE SERVICES FEES



The portfolio paid administrative services fees in the following amounts for the last three fiscal years:


















  2008                2007               2006
--------           ----------         ----------
$ 25,566             $38,509            $38,785



TRANSFER AGENCY FEES



The portfolio paid transfer agency fees in the following amounts for the last three fiscal years:



  2008                2007               2006
--------           ----------         ----------
 $2,246                N/A               N/A



                                       TST
                TJPMEI-1 Transamerica JPMorgan Enhanced Index VP

PORTFOLIO EXPENSES PAID BY INVESTMENT ADVISER


TAM has contractually undertaken through April 30, 2010 to pay expenses on behalf of the portfolio to the extent normal operating expenses (including investment advisory fees but excluding 12b-1 fees, interest, taxes, brokerage fees, commissions, and extraordinary charges) exceed, as a percentage of the portfolio's average daily net assets, 0.84%. The following portfolio expenses were paid by the Investment Adviser for the last three fiscal years:



  2008                2007               2006
--------           ----------         ----------
   $0                  $0                $0



COMMISSIONS PAID BY THE PORTFOLIO


The portfolio paid brokerage commissions in the following amounts for the past three fiscal years:


             AGGREGATE COMMISSIONS
            YEAR ENDED DECEMBER 31
------------------------------------------------
  2008                2007               2006
--------           ----------         ----------
$168,110            $145,587           $157,269



                   AFFILIATED BROKERAGE COMMISSIONS
                        YEAR ENDED DECEMBER 31
---------------------------------------------------------------------
       % OF AGGREGATE          % OF AGGREGATE          % OF AGGREGATE
2008     COMMISSIONS    2007     COMMISSIONS    2006     COMMISSIONS
----   --------------   ----   --------------   ----   --------------
 $0          0%          $0           0%         $0           0%



Brokerage commissions in the amount of $96,323 were directed to brokers for brokerage and research services provided during the fiscal year ended December 31, 2008.


THE SUB-ADVISER

J.P. MORGAN INVESTMENT MANAGEMENT INC. ("J.P. MORGAN"), 245 Park Avenue, New York, NY 10167, is the portfolio's sub-adviser. J.P. Morgan is an indirect, wholly-owned subsidiary of JPMorgan Chase & Co.

J.P. Morgan serves as sub-adviser for this portfolio pursuant to a Sub-Advisory Agreement dated May 1, 2002, as amended. The agreement will continue in effect year to year if approved annually by the Trust's Board of Trustees.

PORTFOLIO MANAGER INFORMATION

Information regarding the other accounts managed by the portfolio managers, the methods by which the portfolio managers are compensated, the range of securities owned by each portfolio manager and a description of the conflicts of interest policy applicable to each portfolio manager is provided in Appendix D of this SAI.

SUB-ADVISORY FEES

The sub-adviser was paid for its services in the following amounts for the last three fiscal years:


  2008               2007             2006
--------           --------         --------
$383,492           $577,633         $583,486



                                      ATST
                TJPMEI-2 Transamerica JPMorgan Enhanced Index VP

TRANSAMERICA JPMORGAN MID CAP VALUE VP

NON-FUNDAMENTAL INVESTMENT POLICIES

The portfolio has adopted the following non-fundamental policies that may be changed by the Board of Trustees without shareholder approval:

(A) The portfolio shall not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling short.

(B) The portfolio shall not purchase securities on margin, except that the portfolio may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

(C) The portfolio will invest no more than 15% of the value of its net assets in illiquid securities, including repurchase agreements with remaining maturities in excess of seven days, time deposits with maturities in excess of seven days and other securities which are not readily marketable. For purposes of this limitation, illiquid securities shall not include Section 4(2) paper and securities which may be resold under Rule 144A under the Securities Act, provided the Board of Trustees, or its delegate, determines that such securities are liquid based upon the trading market for the specific security.

(D) The portfolio may not invest in securities of other investment companies, except as they may be acquired as part of a merger, consolidation or acquisition of assets and except to the extent otherwise permitted by the 1940 Act.

(E) Under normal circumstances, the portfolio will invest at least 80% of its assets (defined as net assets plus the amount of any borrowing for investment purposes) in certain securities as indicated in the current prospectus. (See the prospectus for a detailed discussion of the portfolio's investments.) Shareholders will be provided with at least 60 days' prior written notice of any changes in the 80% investment policy. Such notice will comply with the conditions set forth in any applicable SEC rule then in effect.

FEES PAID BY PORTFOLIO

TRUSTEES' FEES


Each portfolio pays a share of the fees and expenses for the Trust's Board of Trustees. Transamerica JPMorgan Mid Cap Value VP paid $7,628 for the fiscal year ended December 31, 2008.



ADVISORY FEES



Transamerica Asset Management, Inc. ("TAM") serves as investment adviser to this portfolio. TAM is compensated for its services to the individual portfolios through advisory fees. The method of computing the investment advisory fee is fully described in the Trust's prospectus. The portfolio paid the following amounts for the last three fiscal years:



   2008                2007               2006
----------          ----------         ----------
$2,107,381          $2,927,791         $2,776,426



ADMINISTRATIVE SERVICES FEES



The portfolio paid administrative services fees in the following amounts for the last three fiscal years:



   2008                2007               2006
----------          ----------         ----------
 $51,435            $ 71,945           $ 68,161



TRANSFER AGENCY FEES



The portfolio paid transfer agency fees in the following amounts for the last three fiscal years:















   2008                2007               2006
----------          ----------         ----------
  $4,360               N/A                N/A



                                       TST
                TJPMMCV-1 Transamerica JPMorgan Mid Cap Value VP

PORTFOLIO EXPENSES PAID BY INVESTMENT ADVISER


TAM has contractually undertaken through April 30, 2010 to pay expenses on behalf of the portfolio to the extent normal operating expenses (including investment advisory fees but excluding 12b-1 fees, interest, taxes, brokerage fees, commissions, and extraordinary charges) exceed, as a percentage of the portfolio's average daily net assets, 1.00%. The following portfolio expenses were paid by the Investment Adviser for the last three fiscal years:



   2008                2007               2006
----------          ----------         ----------
    $0                  $0                 $0



COMMISSIONS PAID BY THE PORTFOLIO



The portfolio paid brokerage commissions in the following amounts for the last three fiscal years:



            AGGREGATE COMMISSIONS
            YEAR ENDED DECEMBER 31
--------------------------------------------
  2008               2007             2006
--------           --------         --------
$226,484           $242,406         $223,205



                   AFFILIATED BROKERAGE COMMISSIONS
                        YEAR ENDED DECEMBER 31
---------------------------------------------------------------------
       % OF AGGREGATE          % OF AGGREGATE          % OF AGGREGATE
2008    COMMISSIONS     2007    COMMISSIONS     2006     COMMISSIONS
----   --------------   ----   --------------   ----   --------------
 $0          0%          $0          0%          $0          0%



Brokerage commissions in the amount of $132,740 were directed to brokers for brokerage and research services provided during the fiscal year ended December 31, 2008.



THE SUB-ADVISER



J.P. MORGAN INVESTMENT MANAGEMENT INC. ("J.P. MORGAN"), 245 Park Avenue, New York, NY 10167, is the portfolio's sub-adviser. J.P. Morgan is an indirect, wholly owned subsidiary of JPMorgan Chase & Co.






J.P. Morgan serves as sub-adviser for this portfolio pursuant to a Sub-Advisory Agreement dated May 1, 2004, as amended. The agreement continues in effect from year to year if approved annually by the Trust's Board of Trustees.


PORTFOLIO MANAGER INFORMATION

Information regarding the other accounts managed by the portfolio manager, the methods by which the portfolio manager is compensated, the range of securities owned by the portfolio manager and a description of the conflicts of interest policy applicable to the portfolio manager is provided in Appendix D of this SAI.

SUB-ADVISORY FEES

The sub-adviser was paid fees for its services in the following amounts for the last three fiscal years:


   2008                 2007                2006
----------           ----------          ----------
$1,028,690           $1,438,895          $1,366,938






                                      TST
                TJPMMCV-2 Transamerica JPMorgan Mid Cap Value VP

TRANSAMERICA LEGG MASON PARTNERS ALL CAP VP

NON-FUNDAMENTAL INVESTMENT POLICIES

The portfolio has adopted the following non-fundamental policies that may be changed by the Board of Trustees without shareholder approval:

(A) The portfolio may not invest more than 15% of its net assets in illiquid securities. This does not include securities eligible for resale pursuant to Rule 144A under the Securities Act or any other securities as to which a determination as to liquidity has been made pursuant to guidelines adopted by the Board of Trustees, as permitted under the 1940 Act.

(B) The portfolio may not invest in companies for the purpose of exercising control or management.

(C) The portfolio may not sell securities short. This restriction shall not apply to transactions involving selling securities "short against the box."

FEES PAID BY PORTFOLIO

TRUSTEES' FEES


Each portfolio pays a share of the fees and expenses for the Trust's Board of Trustees. Transamerica Legg Mason Partners All Cap VP paid $6,640 for the fiscal year ended December 31, 2008.


ADVISORY FEES

Transamerica Asset Management, Inc. ("TAM") serves as investment adviser to this portfolio. TAM is compensated for its services to the individual portfolios through advisory fees. The method of computing the investment advisory fee is fully described in the Trust's prospectus. The portfolio paid the following amounts for the last three fiscal years:


   2008                 2007                2006
----------           ----------          ----------
$1,847,357           $2,858,650          $2,998,156



ADMINISTRATIVE SERVICES FEES



The portfolio paid administrative services fees in the following amounts for the last three fiscal years:



  2008                  2007                2006
----------           ----------          ----------
 $46,184              $71,466             $74,954



TRANSFER AGENCY FEES



The portfolio paid transfer agency fees in the following amounts for the last three fiscal years:



   2008                  2007               2006
----------           ----------          ----------
  $3,898                 N/A                 N/A



PORTFOLIO EXPENSES PAID BY INVESTMENT ADVISER















TAM has contractually undertaken through April 30, 2010 to pay expenses on behalf of the portfolio to the extent normal operating expenses (including investment advisory fees but excluding 12b-1 fees, interest, taxes, brokerage fees, commissions, and extraordinary charges) exceed, as a percentage of the portfolio's average daily net assets, 0.90%. The following portfolio expenses were paid by the Investment Adviser for the last three fiscal years:



   2008                 2007                2006
----------           ----------          ----------
   $0                    $0                  $0



                                       TST
              TLMPAC-1 Transamerica Legg Mason Partners All Cap VP

COMMISSIONS PAID BY THE PORTFOLIO

The portfolio paid brokerage commissions in the following amounts for the last three fiscal years:


    AGGREGATE COMMISSIONS
    YEAR ENDED DECEMBER 31
------------------------------
  2008       2007       2006
--------   --------   --------
$233,237   $158,912   $273,299



                  AFFILIATED BROKERAGE COMMISSIONS
                      YEAR ENDED DECEMBER 31
----------------------------------------------------------------
      % OF AGGREGATE        % OF AGGREGATE        % OF AGGREGATE
2008   COMMISSIONS    2007   COMMISSIONS    2006   COMMISSIONS
----  --------------  ----  --------------  ----  --------------
 $0        0%          $0         0%         $0         0%



Brokerage commissions in the amount of $157,718 were directed to brokers for brokerage and research services provided during the fiscal year ended December 31, 2008.


THE SUB-ADVISER


CLEARBRIDGE ADVISORS, LLC, LOCATED AT 620 EIGHTH AVENUE, NEW YORK, NY 10018 ("CLEARBRIDGE"), serves as sub-adviser to the portfolio pursuant to a Sub-Advisory Agreement dated December 1, 2005, as amended. The agreement continues in effect from year to year if approved annually by the Trust's Board of Trustees.


ClearBridge is a recently organized investment adviser that has been formed to succeed to the equity securities portfolio management business of Citigroup Asset Management, which was acquired by Legg Mason, Inc. in December 2005.

PORTFOLIO MANAGER INFORMATION

Information regarding the other accounts managed by the portfolio managers, the methods by which the portfolio managers are compensated, the range of securities owned by each portfolio manager and a description of the conflicts of interest policy applicable to each portfolio manager is provided in Appendix D of this SAI.

SUB-ADVISORY FEES

The sub-adviser was paid fees for its services in the following amounts for the last three fiscal years:


  2008        2007         2006
--------   ----------   ----------
$940,817   $1,452,988   $1,541,666



                                       TST
              TLMPAC-2 Transamerica Legg Mason Partners All Cap VP

TRANSAMERICA MARSICO GROWTH VP

NON-FUNDAMENTAL INVESTMENT POLICIES

The portfolio has adopted the following non-fundamental policies that may be changed by the Board of Trustees without shareholder approval:

(A) The portfolio may not invest more than 15% of its net assets in illiquid securities. This does not include securities eligible for resale pursuant to Rule 144A under the Securities Act or any other securities as to which a determination as to liquidity has been made pursuant to guidelines adopted by the Board of Trustees, as permitted under the 1940 Act.

(B) The portfolio may not make short sales of securities, except short sales "against the box."

(C) The portfolio may not invest in companies for the purpose of exercising control or management.

(D) The portfolio may not purchase additional securities when money borrowed exceeds 5% of its total assets. This restriction shall not apply to temporary borrowings until the portfolio's net assets exceed $40,000,000.

FEES PAID BY PORTFOLIO

TRUSTEES' FEES


Each portfolio pays a share of the fees and expenses for the Trust's Board of Trustees. Transamerica Marsico Growth VP paid $18,458 for the fiscal year ended December 31, 2008.


ADVISORY FEES

Transamerica Asset Management, Inc. ("TAM") serves as investment adviser to the portfolio. TAM is compensated for its services to the individual portfolios through advisory fees. The method of computing the investment advisory fee is fully described in the Trust's prospectus. The portfolio paid the following amounts for the last three fiscal years:


   2008         2007         2006
----------   ----------   ----------
$4,583,456   $4,514,723   $1,626,487



ADMINISTRATIVE SERVICES FEES



The portfolio paid administrative services fees in the following amounts for the last three fiscal years:



  2008          2007         2006
----------   ----------   ----------
$120,416      $118,627     $40,662



TRANSFER AGENCY FEES



The portfolio paid transfer agency fees in the following amounts for the last three fiscal years:



   2008         2007        2006
----------   ----------   ----------
 $10,798        N/A          N/A



                                       TST
                     TMARGR-1 Transamerica Marsico Growth VP

PORTFOLIO EXPENSES PAID BY INVESTMENT ADVISER


TAM has contractually undertaken through April 30, 2010 to pay expenses on behalf of the portfolio to the extent normal operating expenses (including investment advisory fees but excluding 12b-1 fees, interest, taxes, brokerage fees, commissions, and extraordinary charges) exceed, as a percentage of the portfolio's average daily net assets, 1.00%. The following portfolio expenses were paid by the Investment Adviser for the last three fiscal years:



2008   2007   2006
----   ----   ----
 $0     $0     $0



COMMISSIONS PAID BY THE PORTFOLIO



The portfolio paid brokerage commissions in the following amounts for the last three fiscal years:



    AGGREGATE COMMISSIONS
    YEAR ENDED DECEMBER 31
------------------------------
  2008       2007       2006
--------   --------   --------
$569,231   $607,852   $191,153



                AFFILIATED BROKERAGE COMMISSIONS
                      YEAR ENDED DECEMBER 31
----------------------------------------------------------------
      % OF AGGREGATE        % OF AGGREGATE        % OF AGGREGATE
2008    COMMISSIONS   2007    COMMISSIONS   2006    COMMISSIONS
----  --------------  ----  --------------  ----  --------------
 $0         0%         $0         0%         $0         0%



Brokerage commissions in the amount of $446,029 were directed to brokers for brokerage and research services provided during the fiscal year ended December 31, 2008.


THE SUB-ADVISER


COLUMBIA MANAGEMENT ADVISORS, LLC ("COLUMBIA") (formerly, Banc of America Capital Management, LLC), located at 100 Federal Street, Boston, MA 02110, serves as sub-adviser to the portfolio pursuant to a Sub-Advisory Agreement dated December 5, 2002, as amended. The agreement continues in effect from year to year if approved annually by the Trust's Board of Trustees. Columbia has subsequently entered into an agreement with Marsico Capital Management, LLC ("Marsico"), under which Marsico provides portfolio management to the portfolio.



Marsico is located at 1200 17th Street, Suite 1600, Denver, CO 80202. Marsico was organized in September 1997 as a registered investment adviser and is an independently owned investment management firm. Marsico provides investment services to mutual funds and private accounts and as of December 31, 2008 had approximately $106 billion under management. Thomas F. Marsico is the founder and Chief Executive Officer of Marsico.


PORTFOLIO MANAGER INFORMATION

Information regarding the other accounts managed by the portfolio managers, the methods by which the portfolio managers are compensated, the range of securities owned by each portfolio manager and a description of the conflicts of interest policy applicable to each portfolio manager is provided in Appendix D of this SAI.

SUB-ADVISORY FEES

The sub-adviser was paid fees for its services in the following amounts for the last three fiscal years:


   2008         2007        2006
----------   ----------   --------
$2,291,728   $2,257,362   $815,516



                                       TST
                     TMARGR-2 Transamerica Marsico Growth VP

TRANSAMERICA MFS HIGH YIELD VP

NON-FUNDAMENTAL INVESTMENT POLICIES

The portfolio has adopted the following non-fundamental policies that may be changed by the Board of Trustees without shareholder approval:

(A) The portfolio may not invest more than 15% of its net assets in illiquid securities. This does not include securities eligible for resale pursuant to Rule 144A under the Securities Act or any other securities as to which a determination as to liquidity has been made pursuant to guidelines adopted by the Board of Trustees, as permitted under the 1940 Act.

(B) The portfolio may not invest in companies for the purpose of exercising control or management.

(C) The portfolio may not purchase securities on margin, except (i) for use of short-term credit necessary for clearance of purchases of portfolio securities; and (ii) it may make margin deposits in connection with futures contracts or other permissible investments.

(D) The portfolio may not mortgage, pledge, hypothecate or, in any manner, transfer any security owned by the portfolio as security for indebtedness except as may be necessary in connection with permissible borrowings or investments, provided, however, that such mortgaging, pledging or hypothecating may not exceed 33 1/3% of the portfolio's total assets at the time of borrowing or investment.

(E) The portfolio may not sell securities short, except short sales "against the box."

(F) Under normal circumstances, the portfolio will invest at least 80% of its assets (defined as net assets plus the amount of any borrowing for investment purposes) in certain securities as indicated in the current prospectus. (See the prospectus for a detailed discussion of the portfolio's investments.) Shareholders will be provided with at least 60 days' prior written notice of any changes in the 80% investment policy. Such notice will comply with the conditions set forth in any applicable SEC rule then in effect.

NOTE: The historical financial information for this portfolio has been derived from the prior operating history of the predecessor portfolio, Endeavor High Yield Portfolio of Endeavor Series Trust, the assets of which were transferred to the portfolio on April 30, 2002.

FEES PAID BY PORTFOLIO

TRUSTEES' FEES


Each portfolio pays a share of the fees and expenses for the Trust's Board of Trustees. Transamerica MFS High Yield VP paid $8,218 for the fiscal year ended December 31, 2008.



ADVISORY FEES



Transamerica Asset Management, Inc. ("TAM") serves as investment adviser to this portfolio. TAM is compensated for its services to the individual portfolios through advisory fees. The method of computing the investment advisory fee is fully described in the Trust's prospectus. The portfolio paid the following amounts for the last three fiscal years:



   2008         2007         2006
----------   ----------   ----------
$2,132,020   $2,620,721   $3,189,324



ADMINISTRATIVE SERVICES FEES



The portfolio paid administrative services fees in the following amounts for the last three fiscal years:









 2008       2007     2006
-------   -------   -------
$58,944   $70,715   $85,049



                                       TST
                     TMFSHY-1 Transamerica MFS High Yield VP

TRANSFER AGENCY FEES



The portfolio paid transfer agency fees in the following amounts for the last three fiscal years:



 2008     2007    2006
------    ----    ----
$5,526    N/A     N/A


PORTFOLIO EXPENSES PAID BY INVESTMENT ADVISER


TAM has contractually undertaken through April 30, 2010 to pay expenses on behalf of the portfolio to the extent normal operating expenses (including investment advisory fees but excluding 12b-1 fees, interest, taxes, brokerage fees, commissions, and extraordinary charges) exceed, as a percentage of the portfolio's average daily net assets, 1.05%. The following portfolio expenses were paid by the Investment Adviser for the last three fiscal years:



2008   2007   2006
----   ----   ----
 $0     $0     $0



COMMISSIONS PAID BY THE PORTFOLIO


The portfolio paid brokerage commissions in the following amounts for the past three fiscal years:


  AGGREGATE COMMISSIONS
  YEAR ENDED DECEMBER 31
---------------------------
 2008      2007      2006
-------   -------   -------
$13,591   $17,994   $29,057



              AFFILIATED BROKERAGE COMMISSIONS
                  YEAR ENDED DECEMBER 31
----------------------------------------------------------------
      % OF AGGREGATE        % OF AGGREGATE        % OF AGGREGATE
2008    COMMISSIONS   2007    COMMISSIONS   2006    COMMISSIONS
----  --------------  ----  --------------  ----  --------------
 $0          0%        $0         0%         $0         0%



Brokerage commissions in the amount of $8,152 were directed to brokers for brokerage and research services provided during the fiscal year ended December 31, 2008.


THE SUB-ADVISER

MFS(R) INVESTMENT MANAGEMENT ("MFS"), located at 500 Boylston Street, Boston, MA 02116, is the portfolio's sub-adviser. MFS is America's oldest mutual fund organization. MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund in the United States. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect, majority-owned subsidiary of Sun Life Financial Inc. (a diversified financial services company).

MFS serves as sub-adviser for this portfolio pursuant to a Sub-Advisory Agreement dated May 1, 2002, as amended. The agreement will continue in effect from year to year if approved annually by the Trust's Board of Trustees.

PORTFOLIO MANAGER INFORMATION

Information regarding the other accounts managed by the portfolio manager, the methods by which the portfolio manager is compensated, the range of securities owned by the portfolio manager and a description of the conflicts of interest policy applicable to the portfolio manager is provided in Appendix D of this SAI.

SUB-ADVISORY FEES

The sub-adviser received fees for its services in the following amounts for the last three fiscal years:


  2008        2007         2006
--------   ----------   ----------
$953,149   $1,206,430   $1,492,465



                                       TST
                     TMFSHY-2 Transamerica MFS High Yield VP

TRANSAMERICA MFS INTERNATIONAL EQUITY VP

NON-FUNDAMENTAL INVESTMENT POLICIES

The portfolio has adopted the following non-fundamental policies that may be changed by the Board of Trustees without shareholder approval:

(A) The portfolio may not purchase additional investment securities at any time during which outstanding borrowings exceed 5% of the total assets of the portfolio.

(B) The portfolio may not purchase any security or enter into a repurchase agreement if, as a result, more than 15% of its net assets would be invested in illiquid securities. Illiquid securities include repurchase agreements not entitling the holder to payment of principal and interest within seven days, and securities that are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market.

(C) The portfolio may not sell securities short, except short sales "against the box."

(D) The portfolio may not purchase securities on margin, except to obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts shall not constitute purchasing securities on margin.

(E) The portfolio may enter into futures contracts and write and buy put and call options relating to futures contracts. The portfolio may not, however, enter into leveraged futures transactions if it would be possible for the portfolio to lose more money than it invested.

(F) The portfolio may invest a portion of its assets in the securities of issuers with limited operating histories. An issuer is considered to have a limited operating history if that issuer has a record of less than three years of continuous operation. Periods of capital formation, incubation, consolidations, and research and development may be considered in determining whether a particular issuer has a record of three years of continuous operation.

(G) The portfolio may not invest for purposes of exercising control.

FEES PAID BY PORTFOLIO

TRUSTEES' FEES


Each portfolio pays a share of the fees and expenses for the Trust's Board of Trustees. Transamerica MFS International Equity VP paid $7,672 for the fiscal year ended December 31, 2008.


ADVISORY FEES

Transamerica Asset Management, Inc. ("TAM") serves as investment adviser to the portfolio. TAM is compensated for its services to the individual portfolios through advisory fees. The method of computing the investment advisory fee is fully described in the Trust's prospectus. The portfolio paid the following amounts for the last three fiscal years:


   2008         2007         2006
----------   ----------   ----------
$2,403,557   $3,424,805   $2,943,093


ADMINISTRATIVE SERVICES FEES

The portfolio paid administrative services fees in the following amounts for the last three fiscal years:


 2008      2007       2006
-------   -------   -------
$52,136   $74,718   $64,013






                                       TST
                TMFSIE-1 Transamerica MFS International Equity VP

TRANSFER AGENCY FEES



The portfolio paid transfer agency fees in the following amounts for the last three fiscal years:



 2008    2007   2006
------   ----   ----
$4,245   N/A    N/A



PORTFOLIO EXPENSES PAID BY INVESTMENT ADVISER



TAM has contractually undertaken through April 30, 2010 to pay expenses on behalf of the portfolio to the extent normal operating expenses (including investment advisory fees but excluding 12b-1 fees, interest, taxes, brokerage fees, commissions, and extraordinary charges) exceed, as a percentage of the portfolio's average daily net assets, 1.13%. The following portfolio expenses were paid by the Investment Adviser for the last three fiscal years:



2008   2007   2006
----   ----   ----
 $0     $0     $0


COMMISSIONS PAID BY THE PORTFOLIO

The portfolio paid brokerage commissions in the following amounts for the past three years:


     AGGREGATE COMMISSIONS
     YEAR ENDED DECEMBER 31
------------------------------
  2008       2007       2006
--------   --------   --------
$249,145   $450,797   $655,341



              AFFILIATED BROKERAGE COMMISSIONS
                   YEAR ENDED DECEMBER 31
------------------------------------------------------------------
      % OF AGGREGATE        % OF AGGREGATE          % OF AGGREGATE
2008    COMMISSIONS   2007    COMMISSIONS    2006     COMMISSIONS
----  --------------  ----  --------------  ------  --------------
 $0          0%        $0         0%        $3,191       0.49%



Brokerage commissions in the amount of $176,048 were directed to brokers for brokerage and research services provided during the fiscal year ended December 31, 2008.


THE SUB-ADVISER

MFS(R) INVESTMENT MANAGEMENT ("MFS"), 500 Boylston Street, Boston, MA 02116, serves as sub-adviser to the portfolio pursuant to a sub-advisory agreement with TAM. MFS is America's oldest mutual fund organization. MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund in the United States. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect, majority-owned subsidiary of Sun Life Financial Inc. (a diversified financial services company).


The sub-adviser serves pursuant to a Sub-Advisory Agreement dated July 1, 2006. The agreement continues in effect for two years from its effective date, and thereafter, from year to year if approved annually by the Trust's Board of Trustees.



PORTFOLIO MANAGER INFORMATION


Information regarding the other accounts managed by the portfolio managers, the methods by which the portfolio managers are compensated, the range of securities owned by each portfolio manager and a description of the conflicts of interest policy applicable to each portfolio manager is provided in Appendix D of this SAI.


                                       TST
               TMFSIE-2 Transamerica MFS International Equity VP

SUB-ADVISORY FEES


From July 3, 2006 to the present, MFS served as sub-adviser to the portfolio. MFS was paid the following amounts for its service for the last three fiscal years:



   2008         2007        2006
----------   ----------   --------
$1,238,234   $1,774,550   $785,410


Prior to July 3, 2006, a different firm served as sub-adviser to the portfolio. It was paid the following amounts for its services for the last three fiscal years:


2008   2007     2006
----   ----   --------
N/A    N/A    $765,999









                                       TST
                TMFSIE-2 Transamerica MFS International Equity VP

TRANSAMERICA MONEY MARKET VP

NON-FUNDAMENTAL INVESTMENT POLICIES

The portfolio has adopted the following non-fundamental policies that may be changed by the Board of Trustees without shareholder approval:

(A) The portfolio may not mortgage or pledge any securities owned or held by the portfolio in amounts that exceed, in the aggregate, 15% of the portfolio's net assets, provided that this limitation does not apply to reverse repurchase agreements or the segregation of assets in connection with such transactions.

(B) The portfolio may not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short.

(C) The portfolio may not purchase securities on margin, except that the portfolio may obtain such short-term credits as are necessary for the clearance of transactions.

(D) The portfolio may not invest more than 10% of its net assets in illiquid securities. This does not include securities eligible for resale pursuant to Rule 144A under the Securities Act or any securities for which the Board of Trustees or the Sub-Adviser has made a determination of liquidity, as permitted under the 1940 Act.

(E) The portfolio may not (i) purchase securities of other investment companies, except in the open market where no commission except the ordinary broker's commission is paid, or (ii) purchase or retain securities issued by other open-end investment companies. Restrictions (i) and (ii) do not apply to securities received as dividends, through offers to exchange, or as a result of reorganization, consolidation, or merger.

(F) The portfolio may not invest in companies for the purpose of exercising control or management.

(G) The portfolio may not invest in oil, gas or other mineral exploration or development programs, although it may invest in the marketable securities of companies that invest in or sponsor such programs.

Except with respect to borrowing money, if a percentage limitation set forth above in the investment restrictions for each portfolio is complied with at the time of the investment, a subsequent change in the percentage resulting from any change in value of a portfolio's net assets will not result in a violation of such restriction. State laws and regulations may impose additional limitations on borrowing, lending, and the use of options, futures, and other derivative instruments. In addition, such laws and regulations may require a portfolio's investments in foreign securities to meet additional diversification and other requirements.

FEES PAID BY PORTFOLIO

TRUSTEES' FEES


Each portfolio pays a share of the fees and expenses for the Trustees to the Board. Transamerica Money Market VP paid $21,836 for the fiscal year ended December 31, 2008.


ADVISORY FEES

Transamerica Asset Management, Inc. ("TAM") serves as investment adviser to this portfolio. TAM is compensated for its services to the individual portfolios through advisory fees. The method of computing the investment advisory fee is fully described in the Trust's prospectus. The portfolio paid the following amounts for the last three fiscal years:


   2008         2007         2006
----------   ----------   ----------
$2,820,273   $1,971,465   $1,645,685



ADMINISTRATIVE SERVICES FEES



The portfolio paid administrative services fees in the following amounts for the last three fiscal years:



  2008       2007      2006
--------   --------   -------
$161,158   $112,655   $94,039



                                       TST
                       TMM-1 Transamerica Money Market VP

TRANSFER AGENCY FEES



The portfolio paid transfer agency fees in the following amounts for the last three fiscal years:



  2008    2007   2006
-------   ----   ----
$17,771   N/A    N/A



PORTFOLIO EXPENSES PAID BY INVESTMENT ADVISER






TAM has contractually undertaken through April 30, 2010 to pay expenses on behalf of the portfolio to the extent normal operating expenses (including investment advisory fees but excluding 12b-1 fees, interest, taxes, brokerage fees, commissions, and extraordinary charges) exceed, as a percentage of the portfolio's average daily net assets, 0.57%. The following portfolio expenses were paid by the Investment Adviser for the last three fiscal years:



2008   2007   2006
----   ----   ----
 $0     $0     $0



COMMISSION PAID BY THE PORTFOLIO



The portfolio paid brokerage commissions in the following amounts for the last three fiscal years:



AGGREGATE COMMISSIONS
YEAR ENDED DECEMBER 31
----------------------
2008     2007     2006
----     ----     ----
 $0       $0       $0



                  AFFILIATED BROKERAGE COMMISSIONS
                        YEAR ENDED DECEMBER 31
----------------------------------------------------------------
      % OF AGGREGATE        % OF AGGREGATE        % OF AGGREGATE
2008    COMMISSIONS   2007    COMMISSIONS   2006    COMMISSIONS
----  --------------  ----  --------------  ----  --------------
 $0          0%        $0          0%        $0          0%



No brokerage commissions were directed to brokers for brokerage and research services provided during the fiscal year ended December 31, 2008.


THE SUB-ADVISER


TRANSAMERICA INVESTMENT MANAGEMENT, LLC ("TIM"), located at 11111 Santa Monica Blvd., Suite 820, Los Angeles, CA 90025, serves as sub-adviser to the portfolio pursuant to a Sub-Advisory Agreement dated September 24, 2002, as amended. The agreement will continue from year to year if approved annually by the Trust's Board of Trustees. TIM is a registered investment adviser, which is wholly owned by Transamerica Investment Services, Inc. ("TISI"). TISI's parent, Transamerica Corporation, was acquired in 1999 by AEGON NV, a global financial services firm. TAM is an affiliate of TIM.


SUB-ADVISORY FEES

The sub-adviser was paid fees for its services in the following amounts for the last three fiscal years:


   2008        2007       2006
----------   --------   --------
$1,208,688   $848,967   $702,790



                                       TST
                       TMM-2 Transamerica Money Market VP

TRANSAMERICA MUNDER NET50 VP

NON-FUNDAMENTAL INVESTMENT POLICIES

The portfolio has adopted the following non-fundamental policies that may be changed by the Board of Trustees without shareholder approval:

(A) The portfolio may not sell securities short, except short sales "against the box."

(B) The portfolio may not participate on a "joint" or "joint and several" basis in any trading account in securities.

(C) The portfolio may not purchase securities of open-end or closed-end investment companies except in compliance with the 1940 Act, and the rules and regulations thereunder.

In addition to the above, as a fundamental policy, the portfolio may, notwithstanding any other investment policy or limitation (whether or not fundamental), invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies and limitations as such portfolio (which might result in duplication of certain fees and expenses).

FEES PAID BY PORTFOLIO

TRUSTEES' FEES


Each portfolio pays a share of the fees and expenses for the Trust's Board of Trustees. Transamerica Munder Net50 VP paid $2,852 for the fiscal year ended December 31, 2008.



ADVISORY FEES



Transamerica Asset Management, Inc. ("TAM") serves as investment adviser to this portfolio. TAM is compensated for its services to the individual portfolios through advisory fees. The method of computing the investment advisory fee is fully described in the Trust's prospectus. The portfolio paid the following amounts for the last three fiscal years:



  2008        2007        2006
--------   ----------   --------
$827,094   $1,064,776   $984,299











ADMINISTRATIVE SERVICES FEES

The portfolio paid administrative services fees in the following amounts for the last three fiscal years:


  2008     2007       2006
-------   -------   -------
$18,380   $23,662   $21,873



TRANSFER AGENCY FEES



The portfolio paid transfer agency fees in the following amounts for the last three fiscal years:



 2008    2007   2006
------   ----   ----
$1,525   N/A    N/A



PORTFOLIO EXPENSES PAID BY INVESTMENT ADVISER



TAM has contractually undertaken through April 30, 2010 to pay expenses on behalf of the portfolio to the extent normal operating expenses (including investment advisory fees but excluding 12b-1 fees, interest, taxes, brokerage fees, commissions, and extraordinary charges) exceed, as a percentage of the portfolio's average daily net assets, 1.00%. The following portfolio expenses were paid by the Investment Adviser for the last three fiscal years:



2008   2007   2006
----   ----   ----
 $0     $0     $0



                                       TST
                       TMN-1 Transamerica Munder Net50 VP

COMMISSIONS PAID BY THE PORTFOLIO



The portfolio paid brokerage commissions in the following amounts for the last three fiscal years:



     AGGREGATE COMMISSIONS
    YEAR ENDED DECEMBER 31
------------------------------
  2008       2007       2006
--------   --------   --------
$298,785   $387,423   $274,895



              AFFILIATED BROKERAGE COMMISSIONS
                   YEAR ENDED DECEMBER 31
----------------------------------------------------------------
      % OF AGGREGATE        % OF AGGREGATE        % OF AGGREGATE
2008    COMMISSIONS   2007    COMMISSIONS   2006    COMMISSIONS
----  --------------  ----  --------------  ----  --------------
 $0          0%        $0          0%        $0         0%



Brokerage commissions in the amount of $160,031 were directed to brokers for brokerage and research services provided during the fiscal year ended December 31, 2008.


THE SUB-ADVISER


MUNDER CAPITAL MANAGEMENT ("MUNDER CAPITAL"), located at 480 Pierce Street, Birmingham, MI 48009, serves as sub-adviser to the portfolio pursuant to a Sub-Advisory Agreement dated December 29, 2006. The agreement continues in effect for two years from its effective date, and thereafter, from year to year if approved annually by the Trust's Board of Trustees.






Founded in 1985, Munder Capital manages a variety of equity and fixed-income assets for institutional, high-net-worth and mutual fund investors.















PORTFOLIO MANAGER INFORMATION



Information regarding the other accounts managed by the portfolio managers, the methods by which the portfolio managers are compensated, the range of securities owned by each portfolio manager and a description of the conflicts of interest policy applicable to each portfolio manager is provided in Appendix D of this SAI.



SUB-ADVISORY FEES



The sub-adviser was paid fees for its services in the following amounts for the last three fiscal years:



  2008       2007       2006
--------   --------   --------
$459,496   $591,543   $548,430



                                       TST
                       TMN-2 Transamerica Munder Net50 VP

TRANSAMERICA PIMCO TOTAL RETURN VP

NON-FUNDAMENTAL INVESTMENT POLICIES

The portfolio has adopted the following non-fundamental policies that may be changed by the Board of Trustees without shareholder approval:

(A) The portfolio may not invest more than 15% of its net assets in illiquid securities. This does not include securities eligible for resale pursuant to Rule 144A under the Securities Act or any other securities as to which a determination as to liquidity has been made pursuant to guidelines adopted by the Board of Trustees as permitted under the 1940 Act. A sub-adviser determines whether a particular security is deemed to be liquid based on the trading markets for the specific security and other factors.

(B) The portfolio may not sell securities short, except short sales "against the box."

(C) The portfolio may not purchase securities on margin, except to obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

(D) The portfolio may enter into futures contracts and write and buy put and call options relating to futures contracts.

(E) The portfolio may not invest in interests in oil, gas or other mineral development or exploration programs although it may invest in the marketable securities of companies that invest in or sponsor such programs.

(F) The portfolio may not invest for purposes of exercising control or management.

FEES PAID BY PORTFOLIO

TRUSTEES' FEES


Each portfolio pays a share of the fees and expenses for the Trust's Board of Trustees. Transamerica PIMCO Total Return VP paid $38,811 for the fiscal year ended December 31, 2008.


ADVISORY FEES

Transamerica Asset Management, Inc. ("TAM") serves as investment adviser to this portfolio. TAM is compensated for its services to the individual portfolios through advisory fees. The method of computing the investment advisory fee is fully described in the Trust's prospectus. The portfolio paid the following amounts for the last three fiscal years:


   2008         2007         2006
----------   ----------   ----------
$8,683,524   $7,762,612   $5,258,861


ADMINISTRATIVE SERVICES FEES

The portfolio paid administrative services fees in the following amounts for the previous three fiscal years:


  2008       2007       2006
--------   --------   --------
$274,867   $244,170   $158,657






TRANSFER AGENCY FEES



The portfolio paid transfer agency fees in the following amounts for the last three fiscal years:



  2008    2007   2006
-------   ----   ----
$25,773   N/A    N/A



                                       TST
                   TPIMCO-1 Transamerica PIMCO Total Return VP

PORTFOLIO EXPENSES PAID BY INVESTMENT ADVISER



TAM has contractually undertaken through April 30, 2010 to pay expenses on behalf of the portfolio to the extent normal operating expenses (including investment advisory fees but excluding 12b-1 fees, interest, taxes, brokerage fees, commissions, and extraordinary charges) exceed, as a percentage of the portfolio's average daily net assets, 1.20%. The following portfolio expenses were paid by the Investment Adviser for the last three fiscal years:



2008   2007   2006
----   ----   ----
 $0     $0     $0



COMMISSIONS PAID BY THE PORTFOLIO



The portfolio paid brokerage commissions in the following amounts for the last three fiscal years:



   AGGREGATE COMMISSIONS
   YEAR ENDED DECEMBER 31
----------------------------
  2008      2007       2006
--------   -------   -------
$161,922   $56,420   $32,611



              AFFILIATED BROKERAGE COMMISSIONS
                    YEAR ENDED DECEMBER 31
----------------------------------------------------------------
      % OF AGGREGATE        % OF AGGREGATE        % OF AGGREGATE
2008    COMMISSIONS   2007    COMMISSIONS   2006    COMMISSIONS
----  --------------  ----  --------------  ----  --------------
 $0         0%         $0         0%         $0          0%



Brokerage commissions in the amount of $35 were directed to brokers for brokerage and research services provided during the fiscal year ended December 31, 2008.


THE SUB-ADVISER

PACIFIC INVESTMENT MANAGEMENT COMPANY LLC ("PIMCO") serves as sub-adviser to this portfolio pursuant to a Sub-Advisory Agreement dated May 1, 2002, as amended. This agreement continues in effect from year to year if approved annually by the Trust's Board of Trustees.


PIMCO, a Delaware limited liability company, is located at 840 Newport Center Drive, Newport Beach, CA 92660. PIMCO is a majority-owned subsidiary of Allianz Global Investors of America L.P. ("AGI LP"). Allianz SE is the indirect majority owner of AGI LP. Allianz SE is a European-based, multi-national insurance and financial services holding company. PIMCO had approximately $746.3 billion of assets under management as of December 31, 2008.


PORTFOLIO MANAGER INFORMATION

Information regarding the other accounts managed by the portfolio managers, the methods by which the portfolio managers are compensated, the range of securities owned by each portfolio manager and a description of the conflicts of interest policy applicable to each portfolio manager is provided in Appendix D of this SAI.

SUB-ADVISORY FEES

The sub-adviser received the following fees for the last three fiscal years:


   2008         2007         2006
----------   ----------   ----------
$3,435,843   $3,052,127   $1,988,350



                                       TST
                   TPIMCO-2 Transamerica PIMCO Total Return VP

TRANSAMERICA PROFUND ULTRABEAR VP



FEES PAID BY PORTFOLIO



The portfolio had not commenced operations prior to this SAI, so there were no Trustee Fees, Advisory Fees, Administrative Service Fees or Transfer Agency Fees to report for the last three fiscal years.



PORTFOLIO EXPENSES PAID BY INVESTMENT ADVISER



TAM has contractually undertaken through April 30, 2010 to pay expenses on behalf of the portfolio to the extent normal operating expenses (including investment advisory fees but excluding 12b-1 fees, interest, taxes, brokerage fees, commissions, and extraordinary charges) exceed, as a percentage of the portfolio's average daily net assets, 0.98%. Because the portfolio had not commenced operations as of the date of this SAI, there were no expenses paid by the investment adviser for the last three fiscal years.



COMMISSIONS PAID BY THE PORTFOLIO



The portfolio did not pay any brokerage commissions for the last three fiscal years as it had not commenced operations prior to the date of this SAI.



THE SUB-ADVISER



PROFUND ADVISORS LLC ("PROFUND ADVISORS"), 7501 Wisconsin Avenue, Suite 1000, Bethesda, Maryland 20814, serves as sub-adviser to the portfolio pursuant to a Sub-Advisory Agreement dated May 1, 2009. The agreement continues in effect from year to year if approved annually by the Trust's Board of Trustees.



PORTFOLIO MANAGER INFORMATION



Information regarding the other accounts managed by the portfolio managers, the methods by which the portfolio managers are compensated, the range of securities owned by each portfolio manager and a description of the conflicts of interest policy applicable to each portfolio manager is provided in Appendix D of this SAI.


                                       TST
                    TPFUB-1 Transamerica ProFund UltraBear VP

TRANSAMERICA SCIENCE & TECHNOLOGY VP

NON-FUNDAMENTAL INVESTMENT POLICIES

The portfolio has adopted the following non-fundamental policies that may be changed by the Board of Trustees without shareholder approval:

(A) The portfolio may not make short sales of securities or maintain a short position. This restriction shall not apply to transactions involving selling securities "short against the box."

(B) The portfolio may not participate on a "joint" or "joint and several" basis in any trading account in securities.

(C) The portfolio may not (i) purchase securities of other investment companies, except in the open market where no commission except the ordinary broker's commission is paid, or (ii) purchase or retain securities issued by other open-end investment companies. Limitations (i) and (ii) do not apply to money market funds or to securities received as dividends, through offers of exchange, or as a result of a consolidation, merger or other reorganization.

(D) The portfolio may not invest in interest in oil, gas, or other mineral exploration or development programs, although it may invest in the marketable securities of companies that invest in or sponsor such programs.

(E) Under normal circumstances, the portfolio will invest at least 80% of its assets (defined as net assets plus the amount of any borrowing for investment purposes) in certain securities as indicated in the current prospectus. (See the prospectus for a detailed discussion of the portfolio's investments). Shareholders will be provided with at least 60 days' prior written notice of any changes in the 80% investment policy. Such notice will comply with the conditions set forth in any applicable SEC rule then in effect.

FEES PAID BY PORTFOLIO

TRUSTEES' FEES


Each portfolio pays a share of the fees and expenses for the Trust's Board of Trustees. Transamerica Science & Technology VP paid $4,363 for the fiscal year ended December 31, 2008.


ADVISORY FEES

Transamerica Asset Management, Inc. ("TAM") serves as investment adviser to this portfolio. TAM is compensated for its services to the individual portfolios through advisory fees. The method of computing the investment advisory fee is fully described in the Trust's prospectus. The portfolio paid the following amounts for the last three fiscal years:


   2008         2007         2006
----------   ----------   ----------
$1,047,293   $1,241,787   $1,115,480



ADMINISTRATIVE SERVICES FEES









The portfolio paid administrative services fees in the following amounts for the last three fiscal years:



 2008       2007     2006
-------   -------   -------
$26,854   $31,841   $28,602



TRANSFER AGENCY FEES



The portfolio paid transfer agency fees in the following amounts for the last three fiscal years:



 2008    2007   2006
------   ----   ----
$2,085   N/A    N/A



                                       TST
                   TST-1 Transamerica Science & Technology VP

PORTFOLIO EXPENSES PAID BY INVESTMENT ADVISER


TAM has contractually undertaken through April 30, 2010 to pay expenses on behalf of the portfolio to the extent normal operating expenses (including investment advisory fees but excluding 12b-1 fees, interest, taxes, brokerage fees, commissions, and extraordinary charges) exceed, as a percentage of the portfolio's average daily net assets, 0.98%. The following portfolio expenses were paid by the Investment Adviser for the last three fiscal years:



2008   2007   2006
----   ----   ----
 $0     $0     $0



COMMISSIONS PAID BY THE PORTFOLIO



The portfolio paid brokerage commissions in the following amounts for the last three fiscal years:



     AGGREGATE COMMISSIONS
     YEAR ENDED DECEMBER 31
------------------------------
  2008       2007       2006
--------   --------   --------
$199,240   $231,088   $385,450









              AFFILIATED BROKERAGE COMMISSIONS
                   YEAR ENDED DECEMBER 31
----------------------------------------------------------------
      % OF AGGREGATE        % OF AGGREGATE        % OF AGGREGATE
2008    COMMISSIONS   2007    COMMISSIONS   2006    COMMISSIONS
----  --------------  ----  --------------  ----  --------------
 $0          0%        $0          0%        $0         0%



Brokerage commissions in the amount of $181,473 were directed to brokers for brokerage and research services provided during the fiscal year ended December 31, 2008.


THE SUB-ADVISER(1)


TRANSAMERICA INVESTMENT MANAGEMENT, LLC ("TIM"), located at 11111 Santa Monica Blvd., Suite 820, Los Angeles, CA 90025, serves as sub-adviser to Transamerica Science & Technology VP, pursuant to a Sub-Advisory Agreement dated August 1, 2006, as amended. The agreement continues in effect from year to year if approved annually by the Trust's Board of Trustees. TIM is an affiliate of TAM.


PORTFOLIO MANAGER INFORMATION

Information regarding the other accounts managed by the portfolio managers, the methods by which the portfolio managers are compensated, the range of securities owned by each portfolio manager and a description of the conflicts of interest policy applicable to each portfolio manager is provided in Appendix D of this SAI.

SUB-ADVISORY FEES

The sub-adviser was paid fees for its services (excludes amounts withheld pursuant to the Expense Limitation Agreement) in the following amounts for the last three fiscal years:


  2008       2007       2006
--------   --------   --------
$469,939   $557,212   $199,438(1)






(1) For the period from January 1, 2006 to August 1, 2006, Great Companies, L.L.C. served as sub-adviser to the portfolio and was paid $302,582 for its services.



                                       TST
                   TST-2 Transamerica Science & Technology VP

TRANSAMERICA SMALL/MID CAP VALUE VP

NON-FUNDAMENTAL INVESTMENT POLICIES

The portfolio has adopted the following non-fundamental policies that may be changed by the Board of Trustees without shareholder approval:

(A) The portfolio may not invest more than 15% of its net assets in illiquid securities. This does not include securities eligible for resale pursuant to Rule 144A under the Securities Act or any other securities as to which a determination as to liquidity has been made pursuant to guidelines adopted by the Board of Trustees, as permitted under the 1940 Act.

(B) The portfolio may not invest in companies for the purpose of exercising control or management.

(C) The portfolio may not purchase securities on margin, except (i) for use of short-term credit necessary for clearance of purchases of portfolio securities; and (ii) it may make margin deposits in connection with futures contracts or other permissible investments.

(D) The portfolio may not mortgage, pledge, hypothecate or, in any manner, transfer any security owned by the portfolio as security for indebtedness except as may be necessary in connection with permissible borrowings or investments, provided, however, that mortgaging, pledging or hypothecating may not exceed 33-1/3% of the portfolio's total assets at the time of borrowing or investment.

(E) The portfolio may not sell securities short, except short sales "against the box."

(F) Under normal circumstances, the portfolio will invest at least 80% of its assets (defined as net assets plus the amount of any borrowing for investment purposes) in certain securities as indicated in the current prospectus. (See the prospectus for a detailed discussion of the portfolio's investments.) Shareholders will be provided with at least 60 days' prior written notice of any changes in the 80% investment policy. Such notice will comply with the conditions set forth in any applicable SEC rule then in effect.

NOTE: The historical financial information is derived from the financial history of the predecessor portfolio, Dreyfus Small Cap Value Portfolio of Endeavor Series Trust, the assets of which were transferred to the portfolio on April 30, 2002.


FEES PAID BY PORTFOLIO


TRUSTEES' FEES


Each portfolio pays a share of the fees and expenses for the Trust's Board of Trustees. Transamerica Small/Mid Cap Value VP paid $12,338 in fees and expenses for the fiscal year ended December 31, 2008.



ADVISORY FEES



Transamerica Asset Management, Inc. ("TAM") serves as investment adviser to this portfolio. TAM is compensated for its services to the individual portfolios through advisory fees. The method of computing the investment advisory fee is fully described in the Trust's prospectus. The portfolio paid the following amounts for the last three fiscal years:


   2008         2007         2006
----------   ----------   ----------
$3,304,435   $3,748,845   $3,402,703


ADMINISTRATIVE SERVICES FEES


















The portfolio paid administrative services fees in the following amounts for the past three fiscal years:



  2008      2007     2006
-------   -------   -------
$82,626   $93,764   $85,067



TRANSFER AGENCY FEES



The portfolio paid transfer agency fees in the following amounts for the last three fiscal years:



 2008    2007   2006
------   ----   ----
$7,373   N/A    N/A



                                       TST
                   TSMCV-1 Transamerica Small/Mid Cap Value VP

PORTFOLIO EXPENSES PAID BY INVESTMENT ADVISER


TAM has contractually undertaken through April 30, 2010 to pay expenses on behalf of the portfolio to the extent normal operating expenses (including investment advisory fees but excluding 12b-1 fees, interest, taxes, brokerage fees, commissions, and extraordinary charges) exceed, as a percentage of the portfolio's average daily net assets, 0.89%. The following portfolio expenses were paid by the Investment Adviser for the last three fiscal years:



2008   2007   2006
----   ----   ----
 $0     $0     $0


COMMISSIONS PAID BY THE PORTFOLIO

The portfolio paid brokerage commissions in the following amounts for the last three fiscal years:


     AGGREGATE COMMISSIONS
     YEAR ENDED DECEMBER 31
------------------------------
  2008       2007       2006
--------   --------   --------
$830,974   $231,088   $370,672



               AFFILIATED BROKERAGE COMMISSIONS
                    YEAR ENDED DECEMBER 31
----------------------------------------------------------------
      % OF AGGREGATE        % OF AGGREGATE        % OF AGGREGATE
2008    COMMISSIONS   2007    COMMISSIONS   2006    COMMISSIONS
----  --------------  ----  --------------  ----  --------------
 $0         0%         $0          0%        $0         0%



Brokerage commissions in the amount of $598,281 were directed to brokers for brokerage and research services provided during the fiscal year ended December 31, 2008.


THE SUB-ADVISER


TRANSAMERICA INVESTMENT MANAGEMENT, LLC ("TIM") serves as sub-adviser to Transamerica Small/Mid Cap Value VP. TIM, located at 11111 Santa Monica Blvd., Suite 820, Los Angeles, CA 90025, is a registered investment adviser, which is wholly owned by Transamerica Investment Services, Inc. ("TISI"). TISI's parent, Transamerica Corporation, was acquired in 1999 by AEGON NV, a global financial services firm. TAM is an affiliate of TIM. The sub-adviser serves pursuant to a Sub-Advisory Agreement dated May 1, 2004, as amended. The agreement continues in effect from year to year if approved annually by the Trust's Board of Trustees.


PORTFOLIO MANAGER INFORMATION

Information regarding the other accounts managed by the portfolio manager, the methods by which the portfolio manager is compensated, the range of securities owned by the portfolio manager and a description of the conflicts of interest policy applicable to the portfolio manager is provided in Appendix D of this SAI.

SUB-ADVISORY FEES

The sub-adviser received fees for its services for the last three fiscal years as follows:


   2008         2007         2006
----------   ----------   ----------
$1,548,631   $1,756,351   $1,599,315



                                       TST
                   TSMCV-2 Transamerica Small/Mid Cap Value VP

TRANSAMERICA T. ROWE PRICE EQUITY INCOME VP

NON-FUNDAMENTAL INVESTMENT POLICIES

The portfolio has adopted the following non-fundamental policies that may be changed by the Board of Trustees without shareholder approval:

(A) The portfolio may not invest more than 15% of its net assets in illiquid securities. This does not include securities eligible for resale pursuant to Rule 144A under the Securities Act or any other securities as to which a determination as to liquidity has been made pursuant to guidelines adopted by the Board of Trustees, as permitted under the 1940 Act.

(B) The portfolio may not invest in companies for the purpose of exercising control or management.

(C) The portfolio may not purchase securities on margin, except (i) for use of short-term credit necessary for clearance of purchases of portfolio securities; and (ii) it may make margin deposits in connection with futures contracts or other permissible investments.

(D) The portfolio may not mortgage, pledge, hypothecate or, in any manner, transfer any security owned by the portfolio as security for indebtedness except as may be necessary in connection with permissible borrowings or investments, provided, however, that such mortgaging, pledging or hypothecating may not exceed 33-1/3% of the portfolio's total assets at the time of borrowing or investment.

(E) The portfolio may not sell securities short, except short sales "against the box."

NOTE: Historical information is derived from the financial history of the predecessor portfolio, T. Rowe Price Equity Income Portfolio of Endeavor Series Trust, the assets of which were transferred to the portfolio on April 30, 2002.

FEES PAID BY PORTFOLIO

TRUSTEES' FEES


Each portfolio pays a share of the fees and expenses for the Trust's Board of Trustees. Transamerica T. Rowe Price Equity Income VP paid $12,210 for the fiscal year ended December 31, 2008.



ADVISORY FEES



Transamerica Asset Management, Inc. ("TAM") serves as investment adviser to this portfolio. TAM is compensated for its services to the individual portfolios through advisory fees. The method of computing the investment advisory fee is fully described in the Trust's prospectus. The portfolio paid the following amounts for the last three fiscal years:



   2008         2007         2006
----------   ----------   ----------
$3,148,537   $4,686,360   $6,058,377



ADMINISTRATIVE SERVICES FEES



The portfolio paid administrative services fees in the following amounts for the last three fiscal years:















 2008       2007       2006
-------   --------   --------
$84,694   $126,357   $163,330



TRANSFER AGENCY FEES



The portfolio paid transfer agency fees in the following amounts for the last three fiscal years:









 2008    2007   2006
------   ----   ----
$7,261    N/A    N/A



                                       TST
              TTRPEI-1 Transamerica T. Rowe Price Equity Income VP

PORTFOLIO EXPENSES PAID BY INVESTMENT ADVISER



TAM has contractually undertaken through April 30, 2010 to pay expenses on behalf of the portfolio to the extent normal operating expenses (including investment advisory fees but excluding 12b-1 fees, interest, taxes, brokerage fees, commissions, and extraordinary charges) exceed, as a percentage of the portfolio's average daily net assets, 0.88%. The following portfolio expenses were paid by the Investment Adviser for the last three fiscal years:



2008   2007   2006
----   ----   ----
 $0     $0     $0



COMMISSIONS PAID BY THE PORTFOLIO



The portfolio paid brokerage commissions in the following amounts for the last three fiscal years:



    AGGREGATE COMMISSIONS
    YEAR ENDED DECEMBER 31
------------------------------
  2008       2007       2006
--------   --------   --------
$177,903   $377,929   $225,442









               AFFILIATED BROKERAGE COMMISSIONS
                    YEAR ENDED DECEMBER 31
----------------------------------------------------------------
      % OF AGGREGATE        % OF AGGREGATE        % OF AGGREGATE
2008    COMMISSIONS   2007    COMMISSIONS   2006    COMMISSIONS
----  --------------  ----  --------------  ----  --------------
 $0         0%         $0         0%         $0         0%



Brokerage commissions in the amount of $103,802 were directed to brokers for brokerage and research services provided during the fiscal year ended December 31, 2008.


THE SUB-ADVISER


T. ROWE PRICE ASSOCIATES, INC. ("T. ROWE PRICE"), 100 East Pratt Street, Baltimore, MD 21202, the portfolio's sub-adviser, was founded in 1937. As of December 31, 2008, T. Rowe Price and its affiliates managed over $400 billion in investments for more than 10 million individual and institutional investor accounts. T. Rowe Price is a wholly owned subsidiary of T. Rowe Price Group, Inc., a publicly traded financial services holding company.


T. Rowe Price serves as the portfolio's sub-adviser pursuant to the terms of a sub-advisory agreement dated May 1, 2002, as amended. The agreement continues in effect from year to year if approved annually by the Trust's Board of Trustees.

PORTFOLIO MANAGER INFORMATION

Information regarding the other accounts managed by the portfolio manager, the methods by which the portfolio manager is compensated, the range of securities owned by the portfolio manager and a description of the conflicts of interest policy applicable to the portfolio manager is provided in Appendix D of this SAI.

SUB-ADVISORY FEES

The sub-adviser was paid fees for its services in the following amounts for the last three fiscal years:


   2008         2007         2006
----------   ----------   ----------
$1,628,931   $2,344,664   $2,971,227


CERTAIN INVESTMENTS

MONEY MARKET RESERVES

It is expected that Transamerica T. Rowe Price Equity Income VP will invest its cash reserves primarily in a money market fund established for the exclusive use of the T. Rowe Price family of mutual funds and other clients of T. Rowe Price and its affiliates. The T. Rowe Price Reserve Investment Fund ("RIF") and T. Rowe Price Government Reserve Investment Fund ("GRIF") are series of T. Rowe Price Reserve Investment Funds, Inc. Additional series may be created in the future. These funds were created and operate under an Exemptive Order issued by the Securities and Exchange Commission (Investment Company Act Release No. IC-22770, July 29, 1997).


                                       TST
              TTRPEI-2 Transamerica T. Rowe Price Equity Income VP

The funds must comply with the requirements of Rule 2a-7 under the 1940 Act, governing money market funds. The RIF invests at least 95% of its total assets in prime money market instruments receiving the highest credit rating. The GRIF invests primarily in a portfolio of U.S. Government-backed securities, primarily U.S. Treasuries, and repurchase agreements thereon.

T. Rowe Price believes that RIF and GRIF provide very efficient means of managing the cash reserves of the portfolio. While the funds do not pay an advisory fee to T. Rowe Price, they will incur other expenses. However, the RIF and GRIF are expected by T. Rowe Price to operate at very low expense ratios. The portfolio will only invest in RIF or GRIF to the extent it is consistent with its objectives and programs.

The RIF and GRIF are not insured or guaranteed by the U.S. government, and there is no assurance they will maintain a stable net asset value of $1.00 per share.


                                       TST
              TTRPEI-3 Transamerica T. Rowe Price Equity Income VP

TRANSAMERICA T. ROWE PRICE GROWTH STOCK VP

NON-FUNDAMENTAL INVESTMENT POLICIES

The portfolio has adopted the following non-fundamental policies that may be changed by the Board of Trustees without shareholder approval:

(A) The portfolio may not invest more than 15% of its net assets in illiquid securities. This does not include securities eligible for resale pursuant to Rule 144A under the Securities Act or any other securities as to which a determination as to liquidity has been made pursuant to guidelines adopted by the Board of Trustees, as permitted under the 1940 Act.

(B) The portfolio may not invest in companies for the purpose of exercising control or management.

(C) The portfolio may not purchase securities on margin, except (i) for use of short-term credit necessary for clearance of purchases of portfolio securities; and (ii) it may make margin deposits in connection with futures contracts or other permissible investments.

(D) The portfolio may not mortgage, pledge, hypothecate or, in any manner, transfer any security owned by the portfolio as security for indebtedness except as may be necessary in connection with permissible borrowings or investments, provided, however, that such mortgaging, pledging or hypothecating may not exceed 33-1/3% of the portfolio's total assets at the time of borrowing or investment.

(E) The portfolio may not sell securities short, except short sales "against the box."

(F) Under normal circumstances, the portfolio will invest at least 80% of its assets (defined as net assets plus the amount of any borrowing for investment purposes) in certain securities as indicated in the current prospectus. (See the prospectus for a detailed discussion of the portfolio's investments.) Shareholders will be provided with at least 60 days' prior written notice of any changes in the 80% investment policy. Such notice will comply with the conditions set forth in any applicable SEC rule then in effect.

NOTE: Historical information is derived from the financial history of the portfolio's predecessor, T. Rowe Price Growth Stock Portfolio of Endeavor Series Trust, the assets of which were transferred to the portfolio on April 30, 2002.

FEES PAID BY PORTFOLIO

TRUSTEES' FEES


Each portfolio pays a share of the fees and expenses for the Trust's Board of Trustees. Transamerica T. Rowe Price Growth Stock VP paid $11,877 for the fiscal year ended December 31, 2008.


ADVISORY FEES

Transamerica Asset Management, Inc. ("TAM") serves as investment adviser for this portfolio. TAM is compensated for its services to the individual portfolios through advisory fees. The method of computing the investment advisory fee is fully described in the Trust's prospectus. The portfolio paid the following amounts for the last three fiscal years:


   2008         2007         2006
----------   ----------   ----------
$3,147,527   $3,570,631   $2,376,413



ADMINISTRATIVE SERVICES FEES



The portfolio paid administrative services fees in the following amounts for the last three fiscal years:



 2008       2007     2006
-------   -------   -------
$79,864   $95,705   $60,110



TRANSFER AGENCY FEES



The portfolio paid transfer agency fees in the following amounts for the last three fiscal years:



 2008    2007   2006
------   ----   ----
$6,986   N/A    N/A



                                       TST
               TTRPGS-1 Transamerica T. Rowe Price Growth Stock VP

PORTFOLIO EXPENSES PAID BY INVESTMENT ADVISER















TAM has contractually undertaken through April 30, 2010 to pay expenses on behalf of the portfolio to the extent normal operating expenses (including investment advisory fees but excluding 12b-1 fees, interest, taxes, brokerage fees, commissions, and extraordinary charges) exceed, as a percentage of the portfolio's average daily net assets, 0.89%. The following portfolio expenses were paid by the Investment Adviser for the last three fiscal years:



2008   2007   2006
----   ----   ----
 $0     $0     $0



COMMISSIONS PAID BY THE PORTFOLIO


The portfolio paid brokerage commissions in the following amounts for the last three fiscal years:


    AGGREGATE COMMISSIONS
    YEAR ENDED DECEMBER 31
------------------------------
  2008       2007       2006
--------   --------   --------
$296,308   $453,795   $265,060



                  AFFILIATED BROKERAGE COMMISSIONS
                      YEAR ENDED DECEMBER 31
----------------------------------------------------------------
      % OF AGGREGATE        % OF AGGREGATE        % OF AGGREGATE
2008    COMMISSIONS   2007    COMMISSIONS   2006    COMMISSIONS
----  --------------  ----  --------------  ----  --------------
 $0         0%         $0          0%        $0         0%



Brokerage commissions in the amount of $205,347 were directed to brokers for brokerage and research services provided during the fiscal year ended December 31, 2008.


THE SUB-ADVISER


T. ROWE PRICE ASSOCIATES, INC. ("T. ROWE PRICE"), located at 100 East Pratt Street, Baltimore, MD 21202, the portfolio's sub-adviser, was founded in 1937. As of December 31, 2008, T. Rowe Price and its affiliates managed over $400 billion in investments for more than 10 million individual and institutional investor accounts. T. Rowe Price is a wholly owned subsidiary of T. Rowe Price Group, Inc., a publicly traded financial services holding company.


T. Rowe Price serves as sub-adviser to the portfolio pursuant to a Sub-Advisory Agreement dated May 1, 2002, as amended. The agreement continues in effect from year to year if approved annually by the Trust's Board of Trustees.

PORTFOLIO MANAGER INFORMATION

Information regarding the other accounts managed by the portfolio manager, the methods by which the portfolio manager is compensated, the range of securities owned by the portfolio manager and a description of the conflicts of interest policy applicable to the portfolio manager is provided in Appendix D of this SAI.

SUB-ADVISORY FEES

The sub-adviser received fees for its services in the following amounts for the last three fiscal years:


   2008         2007         2006
----------   ----------   ----------
$1,540,562   $1,815,673   $1,162,284


CERTAIN INVESTMENTS

MONEY MARKET RESERVES

It is expected that Transamerica T. Rowe Price Growth Stock VP will invest its cash reserves primarily in a money market fund established for the exclusive use of the T. Rowe Price family of mutual funds and other clients of T. Rowe Price and its affiliates. The T. Rowe Price Reserve Investment Fund ("RIF") and T. Rowe Price Government Reserve Investment Fund ("GRIF") are series of T. Rowe Price Reserve Investment Funds, Inc. Additional series may be created in the future. These funds were created and operate under an Exemptive Order issued by the Securities and Exchange Commission (Investment Company Act Release No. IC-22770, July 29, 1997).


                                       TST
               TTRPGS-2 Transamerica T. Rowe Price Growth Stock VP

The funds must comply with the requirements of Rule 2a-7 under the 1940 Act, governing money market funds. The RIF invests at least 95% of its total assets in prime money market instruments receiving the highest credit rating. The GRIF invests primarily in a portfolio of U.S. Government-backed securities, primarily U.S. Treasuries, and repurchase agreements thereon.

T. Rowe Price believes that RIF and GRIF provide very efficient means of managing the cash reserves of the portfolio. While the funds do not pay an advisory fee to T. Rowe Price, they will incur other expenses. However, the RIF and GRIF are expected by T. Rowe Price to operate at very low expense ratios. The portfolio will only invest in RIF or GRIF to the extent it is consistent with its objectives and programs.

The RIF and GRIF are not insured or guaranteed by the U.S. government, and there is no assurance they will maintain a stable net asset value of $1.00 per share.


                                       TST
               TTRPGS-3 Transamerica T. Rowe Price Growth Stock VP

TRANSAMERICA T. ROWE PRICE SMALL CAP VP

NON-FUNDAMENTAL INVESTMENT POLICIES

The portfolio has adopted the following non-fundamental policies that may be changed by the Board of Trustees without shareholder approval:

(A) The portfolio may not purchase additional securities when money borrowed exceeds 5% of its total assets. This restriction shall not apply to temporary borrowings until the portfolio's net assets exceed $40,000,000.

(B) The portfolio may not purchase a futures contract or an option thereon, if, with respect to positions in futures or options on futures that do not represent bona fide hedging, the aggregate initial margin and premiums on such options would exceed 5% of the portfolio's net asset value.

(C) The portfolio may not invest more than 15% of its net assets in illiquid securities. This does not include securities eligible for resale pursuant to Rule 144A under the Securities Act or any other securities as to which a determination as to liquidity has been made pursuant to guidelines adopted by the Board of Trustees, as permitted under the 1940 Act.

(D) The portfolio may not invest in companies for the purpose of exercising control or management.

(E) The portfolio may not purchase securities of open-end or closed-end investment companies except (i) in compliance with the 1940 Act; or (ii) securities of the T. Rowe Price Reserve Investment or Government Reserve Investment Funds.

(F) The portfolio may not purchase securities on margin, except (i) for use of short-term credit necessary for clearance of purchases of portfolio securities; and (ii) it may make margin deposits in connection with futures contracts or other permissible investments.

(G) The portfolio may not mortgage, pledge, hypothecate or, in any manner, transfer any security owned by the portfolio as security for indebtedness except as may be necessary in connection with permissible borrowings or investments, provided, however, that such mortgaging, pledging or hypothecating may not exceed 33-1/3% of the portfolio's total assets at the time of borrowing or investment.

(H) The portfolio may not sell securities short, except short sales "against the box."

(I) Under normal circumstances, the portfolio will invest at least 80% of its assets (defined as net assets plus the amount of any borrowing for investment purposes) in certain securities as indicated in the current prospectus. (See the prospectus for a detailed discussion of the portfolio's investments.) Shareholders will be provided with at least 60 days' prior written notice of any changes in the 80% investment policy. Such notice will comply with the conditions set forth in any applicable SEC rule then in effect.

FEES PAID BY PORTFOLIO

TRUSTEES' FEES


Each portfolio pays a share of the fees and expenses for the Trust's Board of Trustees. Transamerica T. Rowe Price Small Cap VP paid $4,844 for the fiscal year ended December 31, 2008.



ADVISORY FEES



Transamerica Asset Management, Inc. ("TAM") serves as investment adviser to this portfolio. TAM is compensated for its services to the individual portfolios through advisory fees. The method of computing the investment advisory fee is fully described in the Trust's prospectus. The portfolio paid the following amounts for the last three fiscal years:



   2008         2007         2006
----------   ----------   ----------
$1,217,431   $1,926,392   $2,249,215



ADMINISTRATIVE SERVICES FEES



The portfolio paid administrative services fees in the following amounts for the last three fiscal years:



  2008      2007     2006
-------   -------   -------
$32,572   $51,665   $60,394



                                       TST
                TTRPSC-1 Transamerica T. Rowe Price Small Cap VP

TRANSFER AGENCY FEES



The portfolio paid transfer agency fees in the following amounts for the last three fiscal years:



 2008    2007   2006
------   ----   ----
$2,839   N/A    N/A



PORTFOLIO EXPENSES PAID BY INVESTMENT ADVISER
























TAM has contractually undertaken through April 30, 2010 to pay expenses on behalf of the portfolio to the extent normal operating expenses (including investment advisory fees but excluding 12b-1 fees, interest, taxes, brokerage fees, commissions, and extraordinary charges) exceed, as a percentage of the portfolio's average daily net assets, 1.00%. The following portfolio expenses were paid by the Investment Adviser for the last three fiscal years:



2008   2007   2006
----   ----   ----
 $0     $0     $0



COMMISSIONS PAID BY THE PORTFOLIO



The portfolio paid brokerage commissions in the following amounts for the last three fiscal years:



    AGGREGATE COMMISSIONS
   YEAR ENDED DECEMBER 31
-----------------------------
 2008       2007       2006
-------   --------   --------
$84,828   $128,303   $285,623



              AFFILIATED BROKERAGE COMMISSIONS
                   YEAR ENDED DECEMBER 31
----------------------------------------------------------------
      % OF AGGREGATE        % OF AGGREGATE        % OF AGGREGATE
2008    COMMISSIONS   2007    COMMISSIONS   2006    COMMISSIONS
----  --------------  ----  --------------  ----  --------------
 $0         0%         $0          0%        $0          0%



Brokerage commissions in the amount of $40,458 were directed to brokers for brokerage and research services provided during the fiscal year ended December 31, 2008.


THE SUB-ADVISER


T. ROWE PRICE ASSOCIATES, INC. ("T. ROWE PRICE"), located at 100 East Pratt Street, Baltimore, MD 21202, the portfolio's sub-adviser, was founded in 1937. As of December 31, 2008, T. Rowe Price and its affiliates managed over $400 billion in investments for more than 10 million individual and institutional investor accounts. T. Rowe Price is a wholly-owned subsidiary of T. Rowe Price Group, Inc., a publicly traded financial services holding company.


T. Rowe Price serves as sub-adviser to the portfolio pursuant to a Sub-Advisory Agreement dated May 1, 1999, as amended. The agreement continues in effect from year to year if approved annually by the Trust's Board of Trustees.

PORTFOLIO MANAGER INFORMATION

Information regarding the other accounts managed by the portfolio manager, the methods by which the portfolio manager is compensated, the range of securities owned by the portfolio manager and a description of the conflicts of interest policy applicable to the portfolio manager is provided in Appendix D of this SAI.

SUB-ADVISORY FEES

The sub-adviser was paid fees for its services in the following amounts for the last three fiscal years:


  2008       2007        2006
--------   --------   ----------
$561,989   $882,040   $1,029,102



                                       TST
                TTRPSC-2 Transamerica T. Rowe Price Small Cap VP

CERTAIN INVESTMENTS

MONEY MARKET RESERVES

It is expected that Transamerica T. Rowe Price Small Cap VP will invest its cash reserves primarily in a money market fund established for the exclusive use of the T. Rowe Price family of mutual funds and other clients of T. Rowe Price and its affiliates. The T. Rowe Price Reserve Investment Fund ("RIF") and T. Rowe Price Government Reserve Investment Fund ("GRIF") are series of T. Rowe Price Reserve Investment Funds, Inc. Additional series may be created in the future. These funds were created and operate under an Exemptive Order issued by the Securities and Exchange Commission (Investment Company Act Release No. IC-22770, July 29, 1997).

The funds must comply with the requirements of Rule 2a-7 under the 1940 Act, governing money market funds. The RIF invests at least 95% of its total assets in prime money market instruments receiving the highest credit rating. The GRIF invests primarily in a portfolio of U.S. Government-backed securities, primarily U.S. Treasuries, and repurchase agreements thereon.

T. Rowe Price believes that RIF and GRIF provide very efficient means of managing the cash reserves of the portfolio. While the funds do not pay an advisory fee to T. Rowe Price, they will incur other expenses. However, the RIF and GRIF are expected by T. Rowe Price to operate at very low expense ratios. The portfolio will only invest in RIF or GRIF to the extent it is consistent with its objectives and programs.

The RIF and GRIF are not insured or guaranteed by the U.S. government, and there is no assurance they will maintain a stable net asset value of $1.00 per share.


                                       TST
                TTRPSC-3 Transamerica T. Rowe Price Small Cap VP

TRANSAMERICA TEMPLETON GLOBAL VP

NON-FUNDAMENTAL INVESTMENT POLICIES

The portfolio has adopted the following non-fundamental policies that may be changed by the Board of Trustees without shareholder approval:

(A) The portfolio may not (i) enter into any futures contracts or options on futures contracts for purposes other than bona fide hedging transactions within the meaning of Commodity Futures Trading Commission regulations if the aggregate initial margin deposits and premiums required to establish positions in futures contracts and related options that do not fall within the definition of bona fide hedging transactions would exceed 5% of the fair market value of the portfolio's net assets, after taking into account unrealized profits and losses on such contracts it has entered into and (ii) enter into any futures contracts or options on futures contracts if the aggregate amount of the portfolio's commitments under outstanding futures contracts positions and options on futures contracts would exceed the market value of its total assets.

(B) The portfolio may not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in options, swaps and forward futures contracts are not deemed to constitute selling securities short.

(C) The portfolio may not purchase securities on margin, except that the portfolio may obtain such short-term credits as are necessary for the clearance of transactions, provided that margin payments and other deposits made in connection with transactions in options, futures, swaps and forward contracts shall not be deemed to constitute purchasing securities on margin.

(D) The portfolio may not (i) purchase securities of other investment companies, except in the open market where no commission except the ordinary broker's commission is paid, or (ii) purchase or retain securities issued by other open-end investment companies. Limitations (i) and (ii) do not apply to money market funds or to securities received as dividends, through offers of exchange, or as a result of a consolidation, merger or other reorganization.

(E) The portfolio may not mortgage or pledge any securities owned or held by the portfolio in amounts that exceed, in the aggregate, 15% of the portfolio's net assets, provided that this limitation does not apply to reverse repurchase agreements or in the case of assets deposited to margin or guarantee positions in futures, options, swaps or forward contracts or the segregation of assets in connection with such contracts.

(F) The portfolio may not invest more than 15% of its net assets in illiquid securities. This does not include securities eligible for resale pursuant to Rule 144A under the Securities Act or any other securities as to which the Board of Trustees has made a determination as to liquidity, as permitted under the 1940 Act.

(G) The portfolio may not invest in companies for the purpose of exercising control or management.

FEES PAID BY PORTFOLIO

TRUSTEES' FEES


Each portfolio pays a share of the fees and expenses for the Trust's Board of Trustees. Transamerica Templeton Global VP paid $14,129 for the fiscal year ended December 31, 2008.



ADVISORY FEES



Transamerica Asset Management, Inc. ("TAM") serves as investment adviser to this portfolio. TAM is compensated for its services to the individual portfolios through advisory fees. The method of computing the investment advisory fee is fully described in the Trust's prospectus. The portfolio paid the following amounts for the last three fiscal years:



   2008         2007         2006
----------   ----------   ----------
$3,520,886   $4,704,599   $4,395,371



                                       TST
                     TTG-1 Transamerica Templeton Global VP

ADMINISTRATIVE SERVICES FEES



The portfolio paid administrative services fees in the following amounts for the last three fiscal years:



  2008      2007       2006
-------   --------   --------
$94,076   $126,334   $117,803



TRANSFER AGENCY FEES



The portfolio paid transfer agency fees in the following amounts for the last three fiscal years:



 2008    2007   2006
------   ----   ----
$7,483   N/A    N/A



PORTFOLIO EXPENSES PAID BY INVESTMENT ADVISER


















TAM has contractually undertaken through April 30, 2010 to pay expenses on behalf of the portfolio to the extent normal operating expenses (including investment advisory fees but excluding 12b-1 fees, interest, taxes, brokerage fees, commissions, and extraordinary charges) exceed, as a percentage of the portfolio's average daily net assets, 1.00%. The following portfolio expenses were paid by the Investment Adviser for the last three fiscal years:



2008   2007   2006
----   ----   ----
 $0     $0     $0















COMMISSIONS PAID BY THE PORTFOLIO



The portfolio paid brokerage commissions in the following amounts for the last three fiscal years:



    AGGREGATE COMMISSIONS
   YEAR ENDED DECEMBER 31
------------------------------
  2008       2007       2006
--------   --------   --------
$218,537   $374,998   $734,566



              AFFILIATED BROKERAGE COMMISSIONS
                   YEAR ENDED DECEMBER 31
----------------------------------------------------------------
      % OF AGGREGATE        % OF AGGREGATE        % OF AGGREGATE
2008    COMMISSIONS   2007    COMMISSIONS   2006    COMMISSIONS
----  --------------  ----  --------------  ----  --------------
 $0          0%        $0          0%        $0         0%



Brokerage commissions in the amount of $184,244 were directed to brokers for brokerage and research services provided during the fiscal year ended December 31, 2008.


THE SUB-ADVISERS


TRANSAMERICA INVESTMENT MANAGEMENT, LLC ("TIM")(1), located at 11111 Santa Monica Blvd., Suite 820, Los Angeles, CA 90025, serves as a co-sub-adviser to Transamerica Templeton Global VP pursuant to a Sub-Advisory Agreement dated August 1, 2006, as amended. This agreement continues in effect from year to year if approved annually by the Trust's Board of Trustees. TIM manages the U.S. equity component of the portfolio. TIM is an affiliate of TAM.



TEMPLETON INVESTMENT COUNSEL, LLC ("TEMPLETON")(1), 500 E. Broward Blvd., Suite 2100, Ft. Lauderdale, FL 33394, serves as co-sub-adviser to the portfolio pursuant to a Sub-Advisory Agreement dated May 1, 2004, as amended. This agreement also continues in effect from year to year if approved annually. Templeton manages the non-U.S. portion of the portfolio.


PORTFOLIO MANAGER INFORMATION

Information regarding the other accounts managed by the portfolio managers, the methods by which the portfolio managers are compensated, the range of securities owned by each portfolio manager and a description of the conflicts of interest policy applicable to each portfolio manager is provided in Appendix D of this SAI.


                                       TST
                     TTG-2 Transamerica Templeton Global VP

SUB-ADVISORY FEES

The sub-advisers were paid fees for their services (excludes amounts withheld pursuant to the Expense Limitation Agreement) in the following amounts for the last three fiscal years:


   2008         2007         2006
----------   ----------   ----------
$1,448,433   $1,912,091   $1,799,718(1)



(1) Prior to August 1, 2006, a different firm co-managed this portfolio; information set forth prior to that date has been derived from the prior operating history of the predecessor firm. For the period from August 1, 2006 to December 31, 2006, TIM and Templeton served as co-sub-advisers to the portfolio and were paid $259,646 and $492,823, respectively, for their services.



                                       TST
                     TTG-3 Transamerica Templeton Global VP

TRANSAMERICA THIRD AVENUE VALUE VP

NON-FUNDAMENTAL INVESTMENT POLICIES

The portfolio has adopted the following non-fundamental policies that may be changed by the Board of Trustees without shareholder approval:

(A) The portfolio may not make short sales of securities or maintain a short position. This restriction shall not apply to transactions involving selling securities "short against the box."

(B) The portfolio may not participate on a "joint" or "joint and several" basis in any trading account in securities.

(C) The portfolio may not invest in securities of other investment companies if the portfolio, after such purchase or acquisition owns, in the aggregate, (i) more than 3% of the total outstanding voting stock of the acquired company; (ii) securities issued by the acquired company having an aggregate value in excess of 5% of the value of the total assets of the portfolio, or (iii) securities issued by the acquired company and all other investment companies (other than treasury stock of the portfolio) having an aggregate value in excess of 10% of the value of the total assets of the portfolio.

(D) The portfolio may not invest in interests in oil, gas, or other mineral exploration or development programs, although it may invest in the marketable securities of companies that invest in or sponsor such programs.

FEES PAID BY PORTFOLIO

TRUSTEES' FEES


Each portfolio pays a share of the fees and expenses for the Trust's Board of Trustees. Transamerica Third Avenue Value VP paid $7,220 for the fiscal year ended December 31, 2008.



ADVISORY FEES



Transamerica Asset Management, Inc. ("TAM") serves as investment adviser to this portfolio. TAM is compensated for its services to the individual portfolios through advisory fees. The method of computing the investment advisory fee is fully described in the Trust's prospectus. The portfolio paid the following amounts for the last three fiscal years:



   2008         2007         2006
----------   ----------   ----------
$2,365,611   $5,607,966   $8,835,120



ADMINISTRATIVE SERVICES FEES



The portfolio paid administrative services fees in the following amounts for the last three fiscal years:



























  2008      2007       2006
-------   --------   --------
$59,140   $140,199   $220,878



TRANSFER AGENCY FEES



The portfolio paid transfer agency fees in the following amounts for the last three fiscal years:



 2008    2007   2006
------   ----   ----
$4,876   N/A    N/A



PORTFOLIO EXPENSES PAID BY INVESTMENT ADVISER



TAM has contractually undertaken through April 30, 2010 to pay expenses on behalf of the portfolio to the extent normal operating expenses (including investment advisory fees but excluding 12b-1 fees, interest, taxes, brokerage fees, commissions, and extraordinary charges) exceed, as a percentage of the portfolio's average daily net assets, 1.00%. The following portfolio expenses were paid by the investment adviser for the last three fiscal years:



2008   2007   2006
----   ----   ----
 $0     $0     $0



                                       TST
                    TTAV-1 Transamerica Third Avenue Value VP

COMMISSIONS PAID BY THE PORTFOLIO

The portfolio paid brokerage commissions in the following amounts for the last three fiscal years:


    AGGREGATE COMMISSIONS
    YEAR ENDED DECEMBER 31
------------------------------
  2008       2007       2006
--------   --------   --------
$253,741   $286,358   $625,606



                     AFFILIATED BROKERAGE COMMISSIONS
                           YEAR ENDED DECEMBER 31
----------------------------------------------------------------------------
          % OF AGGREGATE            % OF AGGREGATE            % OF AGGREGATE
  2008      COMMISSIONS     2007      COMMISSIONS     2006      COMMISSIONS
--------  --------------  --------  --------------  --------  --------------
$138,991      54.78%      $170,092       59.40%     $487,551      77.93%



Brokerage commissions in the amount of $267,207 were directed to brokers for brokerage and research services provided during the fiscal year ended December 31, 2008.


THE SUB-ADVISER

THIRD AVENUE MANAGEMENT LLC ("THIRD AVENUE"), located at 622 Third Avenue, New York, NY 10017, serves as sub-adviser to the portfolio pursuant to a Sub-Advisory Agreement dated August 8, 2002, as amended. The agreement continues in effect from year to year if approved annually by the Trust's Board of Trustees.

PORTFOLIO MANAGER INFORMATION

Information regarding the other accounts managed by the portfolio managers, the methods by which the portfolio managers are compensated, the range of securities owned by each portfolio manager and a description of the conflicts of interest policy applicable to each portfolio manager is provided in Appendix D of this SAI.

SUB-ADVISORY FEES

The sub-adviser was paid fees for its services in the following amounts for the last three fiscal years:


   2008         2007         2006
----------   ----------   ----------
$1,182,806   $2,803,983   $4,428,595



                                       TST
                    TTAV-2 Transamerica Third Avenue Value VP

TRANSAMERICA U.S. GOVERNMENT SECURITIES VP

NON-FUNDAMENTAL INVESTMENT POLICIES

The portfolio has adopted the following non-fundamental policies that may be changed by the Board of Trustees without shareholder approval:

(A) The portfolio may not invest more than 15% of its net assets in illiquid securities. This does not include securities eligible for resale pursuant to Rule 144A under the Securities Act or any other securities as to which a determination as to liquidity has been made pursuant to guidelines adopted by the Board of Trustees, as permitted under the 1940 Act.

(B) The portfolio may not invest in companies for the purpose of exercising control or management.

(C) The portfolio may not purchase securities on margin, except (i) for use of short-term credit necessary for clearance of purchases of portfolio securities; and (ii) it may make margin deposits in connection with futures contracts or other permissible investments.

(D) The portfolio may not mortgage, pledge, hypothecate or, in any manner, transfer any security owned by the portfolio as security for indebtedness except as may be necessary in connection with permissible borrowings or investments, provided, however, that such mortgaging, pledging or hypothecating may not exceed 33-1/3% of the portfolio's total assets at the time of borrowing or investment.

(E) The portfolio may not sell securities short, except short sales "against the box."

NOTE: Historical information is derived from the portfolio's predecessor, Dreyfus U.S. Government Securities Portfolio of Endeavor Series Trust, the assets of which were transferred to the portfolio on April 30, 2002.

FEES PAID BY PORTFOLIO

TRUSTEES' FEES


Each portfolio pays a share of the fees and expenses for the Trust's Board of Trustees. Transamerica U.S. Government Securities VP paid $10,690 for the fiscal year ended December 31, 2008


ADVISORY FEES

Transamerica Asset Management, Inc. ("TAM") serves as investment adviser to this portfolio. TAM is compensated for its services to the individual portfolios through advisory fees. The method of computing the investment advisory fee is fully described in the Trust's prospectus. The portfolio paid the following amounts for the last three fiscal years:


   2008        2007        2006
----------   --------   ----------
$2,291,422   $923,618   $1,024,003


ADMINISTRATIVE SERVICES FEES


The portfolio paid administrative services fees in the following amounts for the last three fiscal years:



  2008      2007     2006
-------   -------   -------
$83,325   $33,586   $37,236



TRANSFER AGENCY FEES



The portfolio paid transfer agency fees in the following amounts for the last three fiscal years:









  2008    2007   2006
-------   ----   ----
$11,558   N/A    N/A



                                       TST
               TUSGS-1 Transamerica U.S. Government Securities VP

PORTFOLIO EXPENSES PAID BY INVESTMENT ADVISER



TAM has contractually undertaken through April 30, 2010 to pay expenses on behalf of the portfolio to the extent normal operating expenses (including investment advisory fees but excluding 12b-1 fees, interest, taxes, brokerage fees, commissions, and extraordinary charges) exceed, as a percentage of the portfolio's average daily net assets, 0.63%. The following portfolio expenses were paid by the Investment Adviser for the last three fiscal years:



2008   2007   2006
----   ----   ----
 $0     $0     $0


COMMISSIONS PAID BY THE PORTFOLIO








The portfolio paid brokerage commissions in the following amounts for the last three fiscal years:



AGGREGATE COMMISSIONS
YEAR ENDED DECEMBER 31
----------------------
 2008     2007    2006
------    ----    ----
$1,012     $0      $0



               AFFILIATED BROKERAGE COMMISSIONS
                    YEAR ENDED DECEMBER 31
----------------------------------------------------------------
      % OF AGGREGATE        % OF AGGREGATE        % OF AGGREGATE
2008   COMMISSIONS    2007    COMMISSIONS   2006    COMMISSIONS
----  --------------  ----  --------------  ----  --------------
 $0         0%         $0         0%         $0          0%



No brokerage commissions were directed to brokers for brokerage and research services provided during the fiscal year ended December 31, 2008.


THE SUB-ADVISER


TRANSAMERICA INVESTMENT MANAGEMENT, LLC ("TIM"), located at 11111 Santa Monica Blvd., Suite 820, Los Angeles, CA 90025, serves as sub-adviser to the portfolio pursuant to a Sub-Advisory Agreement dated May 1, 2002, as amended. The agreement will continue from year to year if approved annually by the Trust's Board of Trustees. TIM is a registered investment adviser, which is wholly owned by Transamerica Investment Services, Inc. ("TISI"). TISI's parent, Transamerica Corporation, was acquired in 1999 by AEGON NV, a global financial services firm. TAM is an affiliate of TIM.


PORTFOLIO MANAGER INFORMATION

Information regarding the other accounts managed by the portfolio managers, the methods by which the portfolio managers are compensated, the range of securities owned by each portfolio manager and a description of the conflicts of interest policy applicable to each portfolio manager is provided in Appendix D of this SAI.

SUB-ADVISORY FEES

The sub-adviser received fees for services in the following amounts for the last three fiscal years:


  2008       2007       2006
--------   --------   --------
$624,933   $251,896   $280,071



                                       TST
               TUSGS-2 Transamerica U.S. Government Securities VP

TRANSAMERICA VALUE BALANCED VP

NON-FUNDAMENTAL INVESTMENT POLICIES

The portfolio has adopted the following non-fundamental policies that may be changed by the Board of Trustees without shareholder approval:

(A) The portfolio may not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short.

(B) The portfolio may not purchase securities on margin, except that the portfolio may obtain such short-term credits as are necessary for the clearance of transactions.

(C) The portfolio may not (i) purchase securities of other investment companies, except in the open market where no commission except the ordinary broker's commission is paid, or (ii) purchase or retain securities issued by other open-end investment companies. Limitations (i) and (ii) do not apply to money market funds or to securities received as dividends, through offers of exchange, or as a result of a consolidation, merger or other reorganization.

(D) The portfolio may not mortgage or pledge any securities owned or held by the portfolio in amounts that exceed, in the aggregate, 15% of the portfolio's net assets.

(E) The portfolio may not invest in companies for the purpose of exercising control or management.

(F) The portfolio may not invest in securities of foreign issuers denominated in foreign currency and not publicly traded in the United States if at the time of acquisition more than 25% of the portfolio's total assets would be invested in such securities.

FEES PAID BY PORTFOLIO

TRUSTEES' FEES


Each portfolio pays a share of the fees and expenses for the Trust's Board of Trustees. Transamerica Value Balanced VP paid $9,157 for the fiscal year ended December 31, 2008.


ADVISORY FEES

Transamerica Asset Management, Inc. ("TAM") serves as investment adviser for this portfolio. TAM is compensated for its services to the individual portfolios through advisory fees. The method of computing the investment advisory fee is fully described in the Trust's prospectus. The portfolio paid the following amounts for the last three fiscal years:


   2008         2007         2006
----------   ----------   ----------
$2,373,377   $3,240,594   $3,391,454


ADMINISTRATIVE SERVICES FEES


The portfolio paid administrative services fees in the following amounts for the last three fiscal years:









 2008      2007       2006
-------   -------   -------
$63,290   $86,416   $90,439



                                       TST
                      TVB-1 Transamerica Value Balanced VP

TRANSFER AGENCY FEES



The portfolio paid transfer agency fees in the following amounts for the last three fiscal years:



 2008    2007   2006
------   ----   ----
$5,453   N/A    N/A



PORTFOLIO EXPENSES PAID BY INVESTMENT ADVISER



TAM has contractually undertaken through April 30, 2010 to pay expenses on behalf of the portfolio to the extent normal operating expenses (including investment advisory fees but excluding 12b-1 fees, interest, taxes, brokerage fees, commissions, and extraordinary charges) exceed, as a percentage of the portfolio's average daily net assets, 1.00%. The following portfolio expenses were paid by the Investment Adviser for the last three fiscal years:



2008   2007   2006
----   ----   ----
 $0     $0     $0



COMMISSIONS PAID BY THE PORTFOLIO



The portfolio paid brokerage commissions in the following amounts for the last three fiscal years:



   AGGREGATE COMMISSIONS
   YEAR ENDED DECEMBER 31
------------------------------
  2008       2007       2006
--------   --------   --------
$249,842   $273,616   $238,927



              AFFILIATED BROKERAGE COMMISSIONS
                  YEAR ENDED DECEMBER 31
----------------------------------------------------------------
      % OF AGGREGATE        % OF AGGREGATE        % OF AGGREGATE
2008    COMMISSIONS   2007    COMMISSIONS   2006    COMMISSIONS
----  --------------  ----  --------------  ----  --------------
 $0          0%        $0         0%         $0          0%



Brokerage commissions in the amount of $259,719 were directed to brokers for brokerage and research services provided during the fiscal year ended December 31, 2008.


THE SUB-ADVISER


TRANSAMERICA INVESTMENT MANAGEMENT, LLC ("TIM"), located at 11111 Santa Monica Blvd., Suite 820, Los Angeles, CA 90025, is a registered investment adviser that is wholly owned by Transamerica Investment Services, Inc. ("TISI"). TISI's parent, Transamerica Corporation, was acquired in 1999 by AEGON NV, a global financial services firm. TIM is an affiliate of the Trust. TIM serves as the portfolio's sub-adviser pursuant to a Sub-Advisory Agreement dated December 14, 2001, as amended. The agreement will continue from year to year if approved annually by the Trust's Board of Trustees.


PORTFOLIO MANAGER INFORMATION

Information regarding the other accounts managed by the portfolio managers, the methods by which the portfolio managers are compensated, the range of securities owned by each portfolio manager and a description of the conflicts of interest policy applicable to each portfolio manager is provided in Appendix D of this SAI.

SUB-ADVISORY FEES

The sub-adviser was paid fees for its services in the following amounts for the last three fiscal years:


   2008         2007         2006
----------   ----------   ----------
$1,107,576   $1,512,277   $1,587,169



                                       TST
                      TVB-2 Transamerica Value Balanced VP

TRANSAMERICA VAN KAMPEN ACTIVE INTERNATIONAL ALLOCATION VP

NON-FUNDAMENTAL INVESTMENT POLICIES

The portfolio has adopted the following non-fundamental policies that may be changed by the Board of Trustees without shareholder approval:

(A) The portfolio may not invest more than 15% of its net assets in illiquid securities. This does not include securities eligible for resale pursuant to Rule 144A under the Securities Act or any other securities as to which a determination as to liquidity has been made pursuant to guidelines adopted by the Board of Trustees, as permitted under the 1940 Act.

(B) The portfolio may not invest in companies for the purpose of exercising control or management.

(C) The portfolio may not purchase securities on margin, except (i) for use of short-term credit necessary for clearance of purchases of portfolio securities; and (ii) it may make margin deposits in connection with futures contracts or other permissible investments.

(D) The portfolio may not sell securities short, except short sales "against the box."

NOTE: Historical information is derived from the financial history of the portfolio's predecessor, T. Rowe Price International Stock Portfolio of Endeavor Series Trust, the assets of which were transferred to the portfolio on April 30, 2002.

FEES PAID BY PORTFOLIO

TRUSTEES' FEES


Each portfolio pays a share of the fees and expenses for the Trust's Board of Trustees. Transamerica Van Kampen Active International Allocation VP paid $6,081 for the fiscal year ended December 31, 2008.


ADVISORY FEES

Transamerica Asset Management, Inc. ("TAM") serves as investment adviser to the portfolio. TAM is compensated for its services to the individual portfolios through advisory fees. The method of computing the investment advisory fee is fully described in the Trust's prospectus. The portfolio paid the following amounts for the past three fiscal years:


   2008         2007         2006
----------   ----------   ----------
$1,713,980   $2,218,381   $1,838,865


ADMINISTRATIVE SERVICES FEES

The portfolio paid administrative services fees in the following amounts for the last three fiscal years:








 2008      2007       2006
-------   -------   -------
$40,333   $52,351   $43,267



TRANSFER AGENCY FEES



The portfolio paid transfer agency fees in the following amounts for the last three fiscal years:



 2008    2007   2006
------   ----   ----
$3,194   N/A    N/A



                                       TST
       TVKAIA-1 Transamerica Van Kampen Active International Allocation VP

PORTFOLIO EXPENSES PAID BY INVESTMENT ADVISER



TAM has contractually undertaken through April 30, 2010 to pay expenses on behalf of the portfolio to the extent normal operating expenses (including investment advisory fees but excluding 12b-1 fees, interest, taxes, brokerage fees, commissions, and extraordinary charges) exceed, as a percentage of the portfolio's average daily net assets, 1.07%. The following portfolio expenses were paid by the Investment Adviser for the last three fiscal years:



  2008      2007      2006
-------   -------   --------
$33,096   $50,884   $232,831












COMMISSIONS PAID BY THE PORTFOLIO



The portfolio paid brokerage commissions in the following amounts for the last three fiscal years:



   AGGREGATE COMMISSIONS
   YEAR ENDED DECEMBER 31
---------------------------
  2008      2007      2006
-------   -------   -------
$73,673   $67,014   $31,626



               AFFILIATED BROKERAGE COMMISSIONS
                    YEAR ENDED DECEMBER 31
----------------------------------------------------------------
      % OF AGGREGATE        % OF AGGREGATE        % OF AGGREGATE
2008    COMMISSIONS   2007    COMMISSIONS   2006    COMMISSIONS
----  --------------  ----  --------------  ----  --------------
 $0          0%        $0          0%        $0         0%



Brokerage commissions in the amount of $13,807 were directed to brokers for brokerage and research services provided during the fiscal year ended December 31, 2008.


THE SUB-ADVISER


MORGAN STANLEY INVESTMENT MANAGEMENT INC. ("MSIM INC."), located at 522 Fifth Avenue, New York, NY 10036, is a direct subsidiary of Morgan Stanley. MSIM Inc. does business in certain instances (including in its role as sub-adviser to this portfolio) under the name "Van Kampen." As of December 31, 2008, Van Kampen, together with its affiliated asset management companies, managed assets of approximately $404 billion.



MSIM Inc. serves as sub-adviser for this portfolio pursuant to a Sub-Advisory Agreement dated May 1, 2002, as amended. The agreement will continue in effect from year to year if approved annually by the Trust's Board of Trustees.


PORTFOLIO MANAGER INFORMATION

Information regarding the other accounts managed by the portfolio manager, the methods by which the portfolio manager is compensated, the range of securities owned by the portfolio manager and a description of the conflicts of interest policy applicable to the portfolio manager is provided in Appendix D of this SAI.

SUB-ADVISORY FEES

The sub-adviser received fees for services in the following amounts for the past three fiscal years:


  2008        2007        2006
--------   ----------   --------
$907,316   $1,171,352   $975,923



                                       TST
       TVKAIA-2 Transamerica Van Kampen Active International Allocation VP

TRANSAMERICA VAN KAMPEN LARGE CAP CORE VP

NON-FUNDAMENTAL INVESTMENT POLICIES

The portfolio has adopted the following non-fundamental policies that may be changed by the Board of Trustees without shareholder approval:

(A) The portfolio may not invest more than 15% of its net assets in illiquid securities. This does not include securities eligible for resale pursuant to Rule 144A under the Securities Act or any other securities as to which a determination as to liquidity has been made pursuant to guidelines adopted by the Board of Trustees, as permitted under the 1940 Act.

(B) The portfolio may not invest in companies for the purpose of exercising control or management.

(C) The portfolio may not purchase securities on margin, except (i) for use of short-term credit necessary for clearance of purchases of portfolio securities; and (ii) it may make margin deposits in connection with futures contracts or other permissible investments.

(D) The portfolio may not sell securities short, except short sales "against the box."

NOTE: Historical information is derived from the financial history of the portfolio's predecessor, Endeavor Asset Allocation Portfolio of Endeavor Series Trust, the assets of which were transferred to the portfolio on April 30, 2002.

FEES PAID BY PORTFOLIO

TRUSTEES' FEES


Each portfolio pays a share of the fees and expenses for the Trust's Board of Trustees. Transamerica Van Kampen Large Cap Core VP paid $3,469 for the fiscal year ended December 31, 2008.


ADVISORY FEES

Transamerica Asset Management, Inc. ("TAM") serves as investment adviser to this portfolio. TAM is compensated for its services to the individual portfolios through advisory fees. The method of computing the investment advisory fee is fully described in the Trust's prospectus. The portfolio paid the following amounts for the past three fiscal years:


  2008        2007         2006
--------   ----------   ----------
$883,506   $1,285,675   $1,434,295



ADMINISTRATIVE SERVICES FEES



The portfolio paid administrative services fees in the following amounts for the last three fiscal years:















  2008      2007     2006
-------   -------   -------
$23,560   $34,285   $38,248



TRANSFER AGENCY FEES



The portfolio paid transfer agency fees in the following amounts for the last three fiscal years:



 2008    2007   2006
------   ----   ----
$1,958   N/A    N/A



                                       TST
               TVKLCC-1 Transamerica Van Kampen Large Cap Core VP

PORTFOLIO EXPENSES PAID BY INVESTMENT ADVISER



TAM has contractually undertaken through April 30, 2010 to pay expenses on behalf of the portfolio to the extent normal operating expenses (including investment advisory fees but excluding 12b-1 fees, interest, taxes, brokerage fees, commissions, and extraordinary charges) exceed, as a percentage of the portfolio's average daily net assets, 0.84%. The following portfolio expenses were paid by the Investment Adviser for the last three fiscal years:



2008   2007   2006
----   ----   ----
 $0     $0     $0



COMMISSIONS PAID BY THE PORTFOLIO



The portfolio paid brokerage commissions in the following amounts for the last three fiscal years:



    AGGREGATE COMMISSIONS
    YEAR ENDED DECEMBER 31
-----------------------------
  2008      2007       2006
-------   --------   --------
$97,596   $101,763   $150,281



                 AFFILIATED BROKERAGE COMMISSIONS
                      YEAR ENDED DECEMBER 31
--------------------------------------------------------------------
      % OF AGGREGATE          % OF AGGREGATE          % OF AGGREGATE
2008    COMMISSIONS    2007     COMMISSIONS    2006     COMMISSIONS
----  --------------  ------  -------------   ------  --------------
$539       0.55%      $3,381       3.32%      $1,108       0.74%



Brokerage commissions in the amount of $128,166 were directed to brokers for brokerage and research services provided during the fiscal year ended December 31, 2008.


THE SUB-ADVISER


MORGAN STANLEY INVESTMENT MANAGEMENT INC. ("MSIM INC."), located at 522 Fifth Avenue, New York, NY 10036, is a direct subsidiary of Morgan Stanley. MSIM Inc. does business in certain instances (including in its role as sub-adviser to this portfolio) under the name "Van Kampen." As of December 31, 2008, Van Kampen, together with its affiliated asset management companies, managed assets of approximately $404 billion.



MSIM Inc. serves as sub-adviser for this portfolio pursuant to a Sub-Advisory Agreement dated May 1, 2002, as amended. The agreement will continue in effect from year to year if approved annually by the Trust's Board of Trustees.


PORTFOLIO MANAGER INFORMATION

Information regarding the other accounts managed by the portfolio managers, the methods by which the portfolio managers are compensated, the range of securities owned by each portfolio manager and a description of the conflicts of interest policy applicable to each portfolio manager is provided in Appendix D of this SAI.

SUB-ADVISORY FEES

The sub-adviser received fees for its services for the last three fiscal years in the following amounts:


  2008       2007       2006
--------   --------   --------
$353,403   $514,270   $575,438



                                       TST
               TVKLCC-2 Transamerica Van Kampen Large Cap Core VP

TRANSAMERICA VAN KAMPEN MID-CAP GROWTH VP

NON-FUNDAMENTAL INVESTMENT POLICIES

The portfolio has adopted the following non-fundamental policies that may be changed by the Board of Trustees without shareholder approval:

(A) The portfolio may not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, provided that margin payments and other deposits in connection with transactions in options, futures contracts and options on futures contracts shall not be deemed to constitute selling securities short.

(B) The portfolio may not purchase securities on margin, except that the portfolio may obtain such short-term credits as are necessary for the clearance of transactions and that margin payments and other deposits in connection with transactions in options, futures contracts and options on futures contracts shall not be deemed to constitute purchasing securities on margin.

(C) The portfolio may not (i) purchase securities of other investment companies, except in the open market where no commission except the ordinary broker's commission is paid, or (ii) purchase or retain securities issued by other open-end investment companies. Limitations (i) and (ii) do not apply to money market funds or to securities received as dividends, through offers of exchange, or as a result of a consolidation, merger or other reorganization.

(D) The portfolio may not mortgage or pledge any securities owned or held by the portfolio in amounts that exceed, in the aggregate, 15% of the portfolio's net assets, provided that this limitation does not apply in the case of assets deposited to provide margin or guarantee positions in options, futures contracts and options on futures contracts or the segregation of assets in connection with such contracts.

(E) The portfolio may not invest more than 15% of its net assets in illiquid securities. This does not include securities eligible for resale pursuant to Rule 144A under the Securities Act or any other securities as to which the Board of Trustees has made a determination as to liquidity, as permitted under the 1940 Act.

(F) The portfolio may not invest in companies for the purpose of exercising control or management.

(G) The portfolio may not invest in securities of foreign issuers denominated in foreign currency and not publicly traded in the United States if at the time of acquisition more than 25% of the portfolio's total assets would be invested in such securities.

FEES PAID BY PORTFOLIO

TRUSTEES' FEES


Each portfolio pays a share of the fees and expenses for the Trust's Board of Trustees. Transamerica Van Kampen Mid-Cap Growth VP paid $15,186 for the fiscal year ended December 31, 2008.


ADVISORY FEES

Transamerica Asset Management, Inc. ("TAM") serves as investment adviser to this portfolio. TAM is compensated for its services to the individual portfolios through advisory fees. The method of computing the investment advisory fee is fully described in the Trust's prospectus. The portfolio paid the following amounts for the last three fiscal years:


   2008         2007         2006
----------   ----------   ----------
$3,943,214   $5,105,361   $5,012,555


ADMINISTRATIVE SERVICES FEES

The portfolio paid administrative services fees in the following amounts for the last three fiscal years:


  2008      2007       2006
-------   --------   --------
$98,580   $127,634   $125,314



                                       TST
               TVKMCG-1 Transamerica Van Kampen Mid-Cap Growth VP

TRANSFER AGENCY FEES



The portfolio paid transfer agency fees in the following amounts for the last three fiscal years:



 2008    2007   2006
------   ----   ----
$7,866   N/A    N/A


PORTFOLIO EXPENSES PAID BY INVESTMENT ADVISER


TAM has contractually undertaken through April 30, 2010 to pay expenses on behalf of the portfolio to the extent normal operating expenses (including investment advisory fees but excluding 12b-1 fees, interest, taxes, brokerage fees, commissions, and extraordinary charges) exceed, as a percentage of the portfolio's average daily net assets, 1.00%. The investment adviser paid portfolio expenses in the following amounts for the last three fiscal years:



2008   2007   2006
----   ----   ----
 $0     $0     $0












COMMISSIONS PAID BY THE PORTFOLIO



The portfolio paid brokerage commissions in the following amounts for the last three fiscal years:



    AGGREGATE COMMISSIONS
    YEAR ENDED DECEMBER 31
------------------------------
  2008       2007       2006
--------   --------   --------
$378,328   $739,265   $816,455



                     AFFILIATED BROKERAGE COMMISSIONS
                          YEAR ENDED DECEMBER 31
------------------------------------------------------------------------
         % OF AGGREGATE           % OF AGGREGATE          % OF AGGREGATE
  2008     COMMISSIONS     2007    COMMISSIONS     2006     COMMISSIONS
-------  --------------  -------  --------------  ------  --------------
$15,813       4.18%      $24,477      3.31%       $3,389       0.42%



Brokerage commissions in the amount of $225,221 were directed to brokers for brokerage and research services provided during the fiscal year ended December 31, 2008.


THE SUB-ADVISER


VAN KAMPEN ASSET MANAGEMENT ("VKAM"), located at 522 Fifth Avenue, New York, NY 10036, serves as sub-adviser to the portfolio pursuant to a Sub-Advisory Agreement dated January 1, 1997, as amended. The agreement continues in effect from year to year if approved annually by the Trust's Board of Trustees.



VKAM is a wholly owned subsidiary of Van Kampen Investments Inc., which, in turn, is an indirect, wholly owned subsidiary of Morgan Stanley, a financial services company. As of December 31, 2008, VKAM, together with its affiliated asset management companies, managed assets of approximately $404 billion.


PORTFOLIO MANAGER INFORMATION

Information regarding the other accounts managed by the portfolio managers, the methods by which the portfolio managers are compensated, the range of securities owned by each portfolio manager and a description of the conflicts of interest policy applicable to each portfolio manager is provided in Appendix D of this SAI.

SUB-ADVISORY FEES

The sub-adviser was paid fees for its services in the following amounts for the last three fiscal years:


   2008         2007         2006
----------   ----------   ----------
$1,971,607   $2,552,681   $2,513,385



                                       TST
               TVKMCG-2 Transamerica Van Kampen Mid-Cap Growth VP

ADDITIONAL INFORMATION -- ALL PORTFOLIOS

INVESTMENT POLICIES AND STRATEGIES


This section of this SAI further explains policies and strategies utilized by the portfolios of TST, with the exception of Transamerica BlackRock Global Allocation VP. Please refer to each portfolio's prospectus and investment restrictions for the policies and strategies pertinent to a particular portfolio. Unless otherwise indicated, all limitations applicable to portfolio investments (as stated in the prospectus and elsewhere in this SAI) apply only at the time a transaction is entered into.


(Each portfolio in the Trust also has its own fees and expenses. Please refer to your specific portfolio's information in this SAI for the information concerning your portfolio.)

LENDING

Each portfolio may lend its portfolio securities subject to the restrictions stated in this SAI. Under applicable regulatory requirements (which are subject to change), the following conditions apply to securities loans: (a) the loan must be continuously secured by liquid assets maintained on a current basis in an amount at least equal to the market value of the securities loaned; (b) each portfolio must receive any dividends or interest paid by the issuer on such securities; (c) each portfolio must have the right to call the loan and obtain the securities loaned at any time upon notice of not more than five business days, including the right to call the loan to permit voting of the securities; and (d) each portfolio must receive either interest from the investment of collateral or a fixed fee from the borrower. State laws and regulations may impose additional limitations on borrowing.

Securities loaned by a portfolio remain subject to fluctuations in market value. A portfolio may pay reasonable finders, custodian and administrative fees in connection with a loan. Securities lending, as with other extensions of credit, involves the risk that the borrower may default. Although securities loans will be fully collateralized at all times, a portfolio may experience delays in, or be prevented from, recovering the collateral. During the period that the portfolio seeks to enforce its rights against the borrower, the collateral and the securities loaned remain subject to fluctuations in market value. The portfolios do not have the right to vote securities on loan, but would terminate the loan and regain the right to vote if it were considered important with respect to the investment. A portfolio may also incur expenses in enforcing its rights. If a portfolio has sold a loaned security, it may not be able to settle the sale of the security and may incur potential liability to the buyer of the security on loan for its costs to cover the purchase. At the termination of a loan transaction, a portfolio has the obligation to return cash or collateral delivered by the borrower. The portfolio may experience losses on the collateral and may be required to liquidate investments at inopportune times in order to return the amounts to the borrower.

Some of the portfolios may also lend (or borrow) money to other funds that are managed by their respective sub-adviser, provided such portfolio seeks and obtains permission from the Securities and Exchange Commission ("SEC").

BORROWING

Subject to its investment restrictions, each portfolio may borrow money from banks for temporary or emergency purposes. To secure borrowings, a portfolio may not mortgage or pledge its securities in amounts that exceed a certain percentage of its net assets.

The portfolios with a common sub-adviser may also borrow (or lend) money to other portfolios or funds that permit such transactions and are also advised by that sub-adviser, provided each portfolio or fund seeks and obtains permission from the SEC. There is no assurance that such permission would be granted.

Certain portfolios may borrow for investment purposes -- this is called "leveraging." Such portfolios may borrow only from banks, not from other investment companies. There are risks associated with leveraging:

      - If a portfolio's asset coverage drops below 300% of borrowings, the portfolio may be required to sell securities within three days to reduce its debt and restore the 300% coverage, even though it may be disadvantageous to do so.

      - Leveraging may exaggerate the effect on net asset value of any increase or decrease in the market value of a portfolio's securities.

      - Money borrowed for leveraging will be subject to interest costs. In certain cases, interest costs may exceed the return received on the securities purchased.

      - A portfolio may be required to maintain minimum average balances in connection with borrowing or to pay a commitment or other fee to maintain a line of credit.

      - Either of these requirements would increase the cost of borrowing over the stated interest rate.

SHORT SALES

Certain portfolios may from time to time sell securities short. In the event that the sub-adviser anticipates that the price of a security will decline, it may sell the security short and borrow the same security from a broker or other institution to complete the sale. The portfolio will incur a profit or a loss, depending upon whether the market price of the security decreases or increases between the date of the short sale and the date on which the portfolio must replace the borrowed security. All short sales will be fully collateralized. Short sales represent an aggressive trading practice with a high risk/return potential, and short sales involve special considerations. Risks of short sales include that possible losses from short sales may be unlimited (e.g., if the price of a stock sold short rises), whereas losses from direct purchases of securities are limited to the total amount invested, and a portfolio may be unable to replace a borrowed security sold short.

Each portfolio may sell securities "short against the box." A short sale is the sale of a security that the portfolio does not own. A short sale is "against the box" if at all times when the short position is open, the portfolio owns an equal amount of the securities sold short or securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities sold short. In making short sales, Transamerica Jennison Growth VP is not limited to short sales or against the box.

Transamerica Federated Market Opportunity VP may make short sales of securities listed on one or more national exchanges or on the NASDAQ stock market. In no event will the portfolio engage in short sales transactions if it would cause the market value of all of the portfolio's securities sold short to exceed 25% of its net assets. The value of the securities of any one issuer that may be shorted by the portfolio is limited to the lesser of 2% of the value of the portfolio's net assets or 2% of the securities of any class of the issuer. The portfolio may also "sell short against the box. Short sales against the box are not subject to the 25% limitation. A capital gain is recognized immediately upon entering into a short sale against the box with respect to an appreciated security. Short sales are speculative in nature, and may reduce returns or increase volatility.

LEVERAGE RISKS - Leverage risk is created when an investment exposes a portfolio to a level of risk that exceeds the amount invested. Changes in the value of the investment magnify such portfolio's risk of loss and potential for gain. Investments can have these same results if their returns are based on a multiple of a specified index, security, or other benchmark.

LIQUIDITY RISKS - Trading opportunities are more limited for equity securities that are not widely held. This may make it more difficult to sell or buy a security at a favorable price or time. Consequently, a portfolio may have to accept a lower price to sell a security, sell other securities to raise cash or give up an investment opportunity, any of which could have a negative effect on the portfolio's performance. Infrequent trading of securities may also lead to an increase in their price volatility.

Liquidity risk also refers to the possibility that the portfolio may not be able to sell a security or close out a derivative contract when it wants. If this happens, the portfolio will be required to continue to hold the security or keep the position open, and the portfolio could incur losses. Over-the-counter ("OTC") derivative contracts generally carry greater liquidity risk than exchange-traded contracts.

FOREIGN SECURITIES


Each portfolio may invest in foreign securities through the purchase of securities of foreign issuers or of American Depositary Receipts ("ADRs"), European Depository Receipts ("EDRs"), Global Depository Receipts ("GDRs") and Fiduciary Depository Receipts ("FDRs") or other securities representing underlying shares of foreign companies. Generally, ADRs, in registered form, are designed for use in U.S. securities markets and EDRs, GDRs and FDRs, in bearer form, are designed for use in European and global securities markets. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. EDRs, GDRs and FDRs are European, global and fiduciary receipts, respectively, evidencing a similar arrangement. Because foreign companies are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies, there may be less publicly available information about a foreign company than about a U.S. company. Volume and liquidity in most foreign markets are less than in the U.S., and securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. The less liquid a market, the more difficult it may be for a portfolio to accurately price its portfolio securities or to dispose of such securities at the times determined by a sub-adviser to be appropriate. The risks associated with reduced liquidity may be particularly acute in situations in which a portfolio's operations require cash, such as in order to meet redemptions and to pay its expenses. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on U.S. exchanges, although a portfolio will endeavor to achieve the most favorable net results on portfolio transactions. There is generally less government supervision and regulation of securities exchanges, brokers, dealers and listed companies than in the U.S., thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities.

Foreign markets also have different clearance and settlement procedures; and in certain markets, there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Such delays in settlement could result in temporary periods when a portion of the assets of a portfolio investing in foreign markets is uninvested and no return is earned thereon. The inability of such a portfolio to make intended security purchases due to settlement problems could cause the portfolio to miss attractive investment opportunities. Losses to a portfolio due to subsequent declines in the value of portfolio securities, or losses arising out of an inability to fulfill a contract to sell such securities, could result in potential liability to the portfolio. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect the investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.


A fund may be subject to taxes, including withholding taxes imposed by certain non-U.S. countries on income (possibly including, in some cases, capital gains) earned with respect to the fund's investments in such countries. These taxes will reduce the return achieved by the fund. Treaties between the U.S. and such countries may reduce the otherwise applicable tax rates.



Additionally, the operating expenses of a fund making such investment can be expected to be higher than those of an investment company investing exclusively in U.S. securities, since the costs of investing in foreign securities are higher than the costs of investing exclusively in U.S. securities. Custodian services and other costs such as valuation costs and communication costs relating to investment in international securities markets generally are more expensive than in the U.S.


In many instances, foreign debt securities may provide higher yields than securities of domestic issuers which have similar maturities and quality. Under certain market conditions, these investments may be less liquid than the securities of U.S. corporations and are certainly less liquid than securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities. Finally, in the event of a default of any such foreign debt obligations, it may be more difficult to obtain or to enforce a judgment against the issuers of such securities.

If a security is denominated in foreign currency, the value of the security to a portfolio will be affected by changes in currency exchange rates and in exchange control regulations, and costs will be incurred in connection with conversions between currencies. Currency risks generally increase in lesser developed markets. Exchange rate movements can be large and can endure for extended periods of time, affecting either favorably or unfavorably the value of a portfolio's assets. The value of the assets of a portfolio as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations.

A change in the value of any foreign currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of securities denominated in that currency. Such changes will also affect the income and distributions to shareholders of a portfolio investing in foreign markets. In addition, although a portfolio will receive income on foreign securities in such currencies, it will be required to compute and distribute income in U.S. dollars. Therefore, if the exchange rate for any such currency declines materially after income has been accrued and translated into U.S. dollars, a portfolio could be required to liquidate portfolio securities to make required distributions. Similarly, if an exchange rate declines between the time a portfolio incurs expenses in U.S. dollars and the time such expenses are paid, the amount of such currency required to be converted into U.S. dollars in order to pay such expenses in U.S. dollars will be greater.

ADRs, which are traded in the United States on exchanges or over-the-counter, are issued by domestic banks. ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. ADRs do not eliminate all the risk inherent in investing in foreign issuers' stock. However, by investing in ADRs rather than directly in foreign issuers' stock, a portfolio can avoid currency risks during the settlement period for either purchase or sales.

In general, there is a large, liquid market in the United States for many ADRs. The information available for ADRs is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, which standards are more uniform and more exacting than those to which many foreign issuers may be subject. Certain ADRs, typically those denominated as unsponsored, require the holders thereof to bear most of the costs of such facilities, while issuers of sponsored facilities normally pay more of the costs thereof. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through the voting rights to facility holders with respect to the deposited securities, whereas the depositary of a sponsored facility typically distributes shareholder communications and passes through the voting rights.

FOREIGN EXCHANGE TRANSACTIONS. To the extent a portfolio invests directly in foreign securities, a portfolio may engage in foreign exchange transactions. The foreign currency exchange market is subject to little government regulation, and such transactions generally occur directly between parties rather than on an exchange or in an organized market. This means that a portfolio is subject to the full risk of default by a counterparty in such a transaction. Because such transactions often take place between different time zones, a portfolio may be required to complete a currency exchange transaction at a time outside of normal business hours in the counterparty's location, making prompt settlement of such transaction impossible. This exposes a portfolio to an increased risk that the counterparty will be unable to settle the transaction. Although the counterparty in such transactions is often a bank or other financial institution, currency transactions are generally not covered by insurance otherwise applicable to such institutions.

SOVEREIGN DEBT SECURITIES. Certain portfolios may invest in securities issued or guaranteed by any country and denominated in any currency. The obligations of governmental entities have various kinds of government support and include obligations issued or guaranteed by governmental entities with taxing power. These obligations may or may not be supported by the full faith and credit of a government. Debt securities issued or guaranteed by foreign governmental entities have credit characteristics similar to those of domestic debt securities but are subject to the risks attendant to foreign investments, which are discussed above.


The portfolios may also purchase securities issued by semi-governmental or supranational agencies such as the Asian Developmental Bank, the International Bank for Reconstruction and Development, the Export-Import Bank and the European Investment Bank. The governmental members, or "stockholders," usually make initial capital contributions to the supranational entity and in many cases are committed to make additional capital contributions if the supranational entity is unable to repay its borrowings. Certain portfolios will not invest more than 25% of their assets in the securities of supranational entities.









Sovereign debt is subject to risks in addition to those relating to non-U.S. investments generally. As a sovereign entity, the issuing government may be immune from lawsuits in the event of its failure or refusal to pay the obligations when due. The debtor's willingness or ability to repay in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its non-U.S. reserves, the availability of sufficient non-U.S. exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor's policy toward principal international lenders and the political constraints to which the sovereign debtor may be subject. Sovereign debtors also may be dependent on expected disbursements from foreign governments or multinational agencies, the country's access to trade and other international credits, and the country's balance of trade. Some emerging market sovereign debtors have in the past rescheduled their debt payments or declared moratoria on payments, and similar occurrences may happen in the future. There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.



EMERGING MARKETS. Certain portfolios may invest in securities of emerging market countries. Emerging markets countries may include, without limitation, any country which, at the time of investment, is categorized by the World Bank in its annual categorization as middle- or low-income. These securities may be U.S. dollar denominated or non- U.S. dollar denominated and include: (a) debt obligations issued or guaranteed by foreign national, provincial, state, municipal or other governments with taxing authority or by their agencies or instrumentalities, including Brady Bonds; (b) debt obligations of supranational entities; (c) debt obligations (including dollar and non-dollar denominated) and other debt securities of foreign corporate issuers; and (d) non-dollar denominated debt obligations of U.S. corporate issuers. A portfolio may also invest in securities denominated in currencies of emerging market countries. There is no minimum rating criteria for a portfolio's investments in such securities.



Emerging markets and certain other non-U.S. countries may be subject to a greater degree of economic, political and social instability. Such instability may result from, among other things: (i) authoritarian governments or military involvement in political and economic decision making; (ii) popular unrest associated with demands for improved economic, political and social conditions;
(iii) internal insurgencies; (iv) hostile relations with neighboring countries; and (v) ethnic, religious and racial disaffection and conflict. Such economic, political and social instability could significantly disrupt the financial markets in such countries and the ability of the issuers in such countries to repay their obligations. Investing in emerging countries also involves the risk of expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and on repatriation of capital invested. In the event of such expropriation, nationalization or other confiscation in any emerging country, a portfolio could lose its entire investment in that country. Certain emerging market countries restrict or control foreign investment in their securities markets to varying degrees. These restrictions may limit a portfolio's investment in those markets and may increase the expenses of the portfolio. In addition, the repatriation of both investment income and capital from certain markets in the region is subject to restrictions such as the need for certain governmental consents. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of a portfolio's operation. Economies in individual non-U.S. countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rates of inflation, currency valuation, capital reinvestment, resource self-sufficiency and balance of payments positions. Many non-U.S. countries have experienced substantial, and in some cases extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, very negative effects on the economies and securities markets of certain emerging countries. Economies in emerging countries generally are dependent heavily upon international trade and, accordingly, have been and may continue to be affected adversely by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. The economies, securities and currency markets of many emerging markets have experienced significant disruption and declines. There can be no assurances that these economic and market disruptions will not continue.

Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the U.S. dollar) and are actively traded in the over-the-counter secondary market. Brady Bonds are not considered to be U.S. Government securities. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed-rate par bonds or floating-rate discount bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized on a one-year or longer rolling-forward basis by cash or securities in an amount that, in the case of fixed-rate bonds, is equal to at least one year of interest payments or, in the case of floating rate bonds, initially is equal to at least one year's interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to "value recovery payments" in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Brady Bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk").

Most Mexican Brady Bonds issued to date have principal repayments at final maturity fully collateralized by U.S. Treasury zero coupon bonds (or comparable collateral denominated in other currencies) and interest coupon payments collateralized on an 18-month rolling-forward basis by portfolios held in escrow by an agent for the bondholders. A significant portion of the Venezuelan Brady Bonds and the Argentine Brady Bonds issued to date have principal repayments at final maturity collateralized by U.S. Treasury zero coupon bonds (or comparable collateral denominated in other currencies) and/or interest coupon payments collateralized on a 14-month (for Venezuela) or 12-month (for Argentina) rolling-forward basis by securities held by the Federal Reserve Bank of New York as collateral agent.

Brady Bonds involve various risk factors including residual risk and the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds. There can be no assurance that Brady Bonds in which the portfolio may invest will not be subject to restructuring arrangements or to requests for new credit, which may cause the portfolio to suffer a loss of interest or principal on any of its holdings.

Risks of Investments in Russia. Certain portfolios may invest a portion of its assets in securities issued by companies located in Russia. Because of the still ongoing formation of the Russian securities markets,, as well as the underdeveloped state of Russia's banking system, settlement, clearing and registration of securities transactions are subject to significant risks. Ownership of shares is defined according to entries in the company's share register and normally evidenced by extracts from the register. These extracts are not negotiable instruments and are not effective evidence of securities ownership. The registrars are not necessarily subject to effective state supervision nor are they licensed with any governmental entity. Also, there is no central registration system for shareholders and it is possible for a portfolio to lose its registration through fraud, negligence or mere oversight. While a portfolio will endeavor to ensure that its interest continues to be appropriately recorded either itself or through a custodian or other agent inspecting the share register and by obtaining extracts of share registers through regular confirmations, these extracts have no legal enforceability and it is possible that subsequent illegal amendment or other fraudulent act may deprive the portfolio of its ownership rights or improperly dilute its interest. In addition, while applicable Russian regulations impose liability on registrars for losses resulting from their errors, it may be difficult for a portfolio to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration. While the portfolio intends to invest directly in Russian companies that use an independent registrar, there can be no assurance that such investments will not result in a loss to a portfolio.

FOREIGN BANK OBLIGATIONS

A portfolio may invest in foreign bank obligations and obligations of foreign branches of domestic banks. These investments present certain risks.

Risks include the impact of future political and economic developments, the possible imposition of withholding taxes on interest income, the possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls and/or the addition of other foreign governmental restrictions that might adversely affect the payment of principal and interest on these obligations.

In addition, there may be less publicly available and reliable information about a foreign bank than about domestic banks owing to different accounting, auditing, reporting and recordkeeping standards.

FORWARD FOREIGN CURRENCY CONTRACTS

A forward foreign currency contract ("forward contract") is used to purchase or sell foreign currencies at a future date as a hedge against fluctuations in foreign exchange rates pending the settlement of transactions in foreign securities or during the time a portfolio has exposure to foreign currencies. These contracts can also be used for other purposes, such as, to gain exposure to currencies underlying various securities or financial instruments held in a portfolio. Furthermore, forward contracts may be used to gain exposure to interest rate differentials between differing market rates. A forward contract, which is also included in the types of instruments commonly known as derivatives, is an agreement between contracting parties to exchange an amount of currency at some future time at an agreed-upon rate.


A portfolio may use currency exchange contracts in the normal course of business to lock in an exchange rate in connection with purchases and sales of securities denominated in foreign currencies (transaction hedge) or to lock in the U.S. dollar value of portfolio positions (position hedge). In addition, a portfolio may cross hedge currencies by entering into a transaction to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which a portfolio has or expects to have portfolio exposure. A portfolio may also engage in proxy hedging which is defined as entering into positions in one currency to hedge investments denominated in another currency, where the two currencies are economically linked. This type of hedge seeks to minimize the effect of currency appreciation as well as depreciation, but does not protect against a decline in the security's value relative to other securities denominated in the foreign currency. A portfolio's entry into forward contracts, as well as any use of cross or proxy hedging techniques will generally require the portfolio to hold liquid securities or cash equal to a portfolio's obligations in a segregated account throughout the duration of the contract. While a position hedge may offset both positive and negative currency fluctuations, it will not offset changes in security values caused by other factors. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.


A portfolio may also combine forward foreign currency exchange contracts with investments in securities denominated in other currencies in order to achieve desired equity, credit and currency exposures. Such combinations are generally referred to as synthetic securities. For example, in lieu of purchasing a foreign equity or bond, a portfolio may purchase a U.S.-dollar-denominated security and at the same time enter into a forward foreign currency exchange contract to exchange U.S. dollars for the contract's underlying currency at a future date. By matching the amount of U.S. dollars to be exchanged with the anticipated value of the U.S.-dollar-denominated security, a portfolio may be able to lock in the foreign currency value of the security and adopt a synthetic investment position reflecting the equity return or credit quality of the U.S.-dollar-denominated security.

A portfolio may enter into contracts to attempt to minimize the risk to the portfolio from adverse changes in the relationship between the U.S. dollar and other currencies or to gain exposure to currencies underlying various securities or financial instruments held in a portfolio. A forward currency contract is an obligation to buy or sell an amount of a specified currency for an agreed price (which may be in U.S. dollars or a foreign currency) at a future date which is individually negotiated between currency traders and their customers. A portfolio may invest in forward currency contracts with stated contract values of up to the value of the portfolio's assets.

In any of the above circumstances, a portfolio may, alternatively, enter into a forward contract with respect to a different foreign currency when a portfolio's sub-adviser believes that the U.S. dollar value of that currency will correlate with the U.S. dollar value of the currency in which portfolio securities of, or being considered for purchase by, the portfolio are denominated ("cross-hedge"). For example, if a portfolio's sub-adviser believes that a particular foreign currency may decline relative to the U.S. dollar, a portfolio could enter into a contract to sell that currency or a proxy currency (up to the value of the portfolio's assets denominated in that currency) in exchange for another currency that the sub-adviser expects to remain stable or to appreciate relative to the U.S. dollar. Shifting a portfolio's currency exposure from one foreign currency to another removes the portfolio's opportunity to profit from increases in the value of the original currency and involves a risk of increased losses to the portfolio if the portfolio's sub-adviser's projection of future exchange rates is inaccurate.

Investors should be aware that hedging against a decline in the value of a currency in the foregoing manner does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of portfolio securities decline.

Furthermore, such hedging transactions preclude the opportunity for gain if the value of the hedging currency should rise. Forward contracts may, from time to time, be considered illiquid, in which case they would be subject to a portfolio's limitation on investing in illiquid securities.

A portfolio also may enter into a forward currency contract with respect to a currency where the portfolio is considering the purchase of investments denominated in that currency but has not yet done so ("anticipatory hedge").

A portfolio also may enter into forward contracts to buy or sell at a later date instruments in which a portfolio may invest directly or on financial indices based on those instruments. The market for those types of forward contracts is developing, and it is not currently possible to identify instruments on which forward contracts might be created in the future.

A portfolio will cover outstanding forward currency contracts by maintaining liquid portfolio securities denominated in the currency underlying the forward contract or the currency being hedged. To the extent that a portfolio is not able to cover its forward currency positions with underlying portfolio securities, the Trust's custodian will segregate cash or other liquid assets having a value equal to the aggregate amount of the portfolio's commitments under forward contracts entered into with respect to position hedges and cross-hedges (alternatively, liquid assets may be earmarked on the portfolio's records). If the value of the segregated securities declines, additional cash or liquid assets will be segregated on a daily basis so that the value of the account will be equal to the amount of the portfolio's commitments with respect to such contracts. As an alternative to maintaining all or part of the segregated assets, a portfolio may buy call options permitting the portfolio to buy the amount of foreign currency subject to the hedging transaction by a forward sale contract or the portfolio may buy put options permitting the portfolio to sell the amount of foreign currency subject to a forward buy contract.

While forward contracts are not currently regulated by the Commodity Futures Trading Commission ("CFTC"), the CFTC may in the future assert authority to regulate forward contracts. In such event, a portfolio's ability to utilize forward contracts in the manner set forth in the prospectus may be restricted. Forward contracts will reduce the potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies. Unforeseen changes in currency prices may result in poorer overall performance for a portfolio than if it had not entered into such contracts. The use of foreign currency forward contracts will not eliminate fluctuations in the underlying U.S. dollar equivalent value of the proceeds of or rates of return on a portfolio's foreign currency denominated portfolio securities.

The matching of the increase in value of a forward contract and the decline in the U.S. dollar equivalent value of the foreign currency denominated asset that is the subject of the hedging transaction generally will not be precise. In addition, a portfolio may not always be able to enter into forward contracts at attractive prices and accordingly may be limited in its ability to use these contracts in seeking to hedge the portfolio's assets.

Also, with regard to a portfolio's use of cross-hedging transactions, there can be no assurance that historical correlations between the movement of certain foreign currencies relative to the U.S. dollar will continue. Thus, at any time, poor correlation may exist between movements in the exchange rates of the foreign currencies underlying a portfolio's cross-hedges and the movements in the exchange rates of the foreign currencies in which the portfolio's assets that are subject of the cross-hedging transactions are denominated.

WHEN-ISSUED, DELAYED SETTLEMENT AND FORWARD DELIVERY SECURITIES

Securities may be purchased and sold on a "when-issued," "delayed settlement," or "forward (delayed) delivery" basis.

"When-issued" or "forward delivery" refers to securities whose terms are available, and for which a market exists, but which are not available for immediate delivery. When-issued or forward delivery transactions may be expected to occur a month or more before delivery is due.

A portfolio may engage in when-issued transactions to obtain what is considered to be an advantageous price and yield at the time of the transaction. When a portfolio engages in when-issued or forward delivery transactions, it will do so for the purpose of acquiring securities consistent with its investment objective and policies and not for the purpose of investment leverage (although leverage may result).

"Delayed settlement" is a term used to describe settlement of a securities transaction in the secondary market that will occur sometime in the future. No payment or delivery is made by a portfolio until it receives payment or delivery from the other party to any of the above transactions.


Such portfolio will segregate with its custodian cash, U.S. Government securities or other liquid assets at least equal to the value or purchase commitments (alternatively, liquid assets may be earmarked on the portfolio's records) until payment is made. Some of the segregated securities will either mature or, if necessary, be sold on or before the settlement date. This may result in the realization of capital gains or losses, which are not exempt from federal income tax. Typically, no income accrues on securities purchased on a delayed delivery basis prior to the time delivery of the securities is made, although a portfolio may earn income in securities it has segregated to collateralize its delayed delivery purchases.


New issues of stocks and bonds, private placements and U.S. Government securities may be sold in this manner.

At the time of settlement, the market value of the security may be more or less than the purchase price. The portfolio bears the risk of such market value fluctuations. These transactions also involve a risk to a portfolio if the other party to the transaction defaults on its obligation to make payment or delivery, and the portfolio is delayed or prevented from completing the transaction.


REPURCHASE AGREEMENTS



Subject to its investment restrictions, a portfolio may enter into repurchase agreements. In a repurchase agreement, a portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date within a number of days (usually not more than seven) from the date of purchase. The resale price reflects the purchase price plus an agreed-upon incremental amount which is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed-upon price, which obligation is in effect secured by the value (at least equal to the amount of the agreed-upon resale price and marked-to-market daily) of the underlying security or collateral. All repurchase agreements entered into by a portfolio shall be fully collateralized at all times during the period of the agreement in that the value of the underlying security shall be at least equal to an amount of the loan, including interest thereon, and the portfolio or its custodian shall have control of the collateral, which the sub-advisers believe will give the applicable portfolio a valid, perfected security interest in the collateral.



A portfolio may engage in a repurchase agreement with respect to any security in which it is authorized to invest. While it does not presently appear possible to eliminate all risks from these transactions (particularly the possibility of a decline in the market value of the underlying securities, as well as delays and costs to a portfolio in connection with bankruptcy proceedings), it is the policy of each portfolio to limit repurchase agreements to those parties whose creditworthiness has been reviewed and found satisfactory by the sub-adviser for that portfolio and approved by the Board of Trustees.






Repurchase agreements involve the risk that the seller will fail to repurchase the security, as agreed. In that case, a portfolio will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security. In the event of bankruptcy or insolvency of the seller, delays and costs are incurred. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions upon the portfolio's ability to dispose of the underlying securities, the risk of a possible decline in the value of the underlying securities during the period in which the portfolio seeks to assert its right to them, the risk of incurring expenses associated with asserting those rights and the risk of losing all or part of the income from the agreement.



REVERSE REPURCHASE AGREEMENTS



A portfolio may engage in reverse repurchase agreements or other borrowing transactions as a means of raising cash to satisfy redemption requests or for other temporary or emergency purposes. A portfolio may also engage in reverse repurchase agreements or other borrowing transactions in order to reinvest the proceeds in other securities or instruments.



Subject to its investment restrictions, a portfolio may enter into reverse repurchase agreements. In a reverse repurchase agreement, a portfolio sells a portfolio instrument to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase the instrument at a particular price and time. While a reverse repurchase agreement is outstanding, a portfolio will segregate with its custodian cash and appropriate liquid assets with the portfolios' custodian to cover its obligation under the agreement. A portfolio's liquidity and ability to manage its assets might be affected when it sets aside cash or portfolio securities to cover such commitments. The portfolios will enter into reverse repurchase agreements only with parties the investment sub-adviser for each portfolio deems creditworthy.



Reverse repurchase agreements may expose a portfolio to greater fluctuations in the value of its assets. When a portfolio reinvests the proceeds of a reverse repurchase agreement in other securities, any fluctuations in the market value of either the securities the portfolio is committed to repurchase from the other party or any securities in which the proceeds are invested would affect the market value of the portfolio's assets. In addition, if a portfolio is not able to reinvest the proceeds of the agreement at a rate equal to or higher than the rate that it is obligated to pay under the reverse repurchase agreement, engaging in the agreement will lower the portfolio's income.



Although a reverse repurchase agreement receives special treatment in the event of the bankruptcy or insolvency of one of the parties, there still may be delays and costs involved in a portfolio's exercising its rights under the agreement.


TEMPORARY DEFENSIVE POSITION





At times a portfolio's sub-advisers may judge that conditions in the securities markets make pursuing the portfolio's typical investment strategy inconsistent with the best interest of its shareholders. At such times, a sub-adviser may temporarily use alternative strategies, primarily designed to reduce fluctuations in the value of the portfolio's assets. In implementing these defensive strategies, a portfolio may invest without limit in securities that a sub-adviser believes present less risk to a portfolio, including equity securities, debt and fixed income securities, preferred stocks, U.S. government and agency obligations, cash or money market instruments, certificates of deposit, demand and time deposits, bankers' acceptance or other securities a sub-adviser considers consistent with such defensive strategies, such as, but not limited to, options, futures, warrants or swaps. During periods in which such strategies are used, the duration of a portfolio may diverge from the duration range for that portfolio disclosed in its prospectus (if applicable). It is impossible to predict when, or for how long, a portfolio will use these alternative strategies. As a result of using these alternative strategies, a portfolio may not achieve its investment objective.

U.S. GOVERNMENT SECURITIES

Subject to a portfolio's investment restrictions or policies, a portfolio may invest in U.S. Government obligations which generally include direct obligations of the U.S. Treasury (such as U.S. Treasury bills, notes, and bonds) and obligations issued or guaranteed by U.S. Government agencies or instrumentalities. Examples of the types of U.S. Government securities that a portfolio may hold include the Federal Housing Administration, Small Business Administration, General Services Administration, Federal Farm Credit Banks, Federal Intermediate Credit Banks, and Maritime Administration. U.S. Government securities may be supported by the full faith and credit of the U.S. Government (such as securities of the Small Business Administration); by the right of the issuer to borrow from the U.S. Treasury (such as securities of the Federal Home Loan Bank); by the discretionary authority of the U.S. Government to purchase the agency's obligations (such as securities of the Federal National Mortgage Association); or only by the credit of the issuing agency.

Examples of agencies and instrumentalities which may not always receive financial support from the U.S. Government are: Federal Land Banks; Central Bank for Cooperatives; Federal Intermediate Credit Banks; Federal Home Loan Banks; Farmers Home Administration; and Federal National Mortgage Association.


Obligations guaranteed by U.S. government agencies or government-sponsored entities include issues by non-government-sponsored entities (like financial institutions) that carry direct guarantees from U.S. government agencies as part of government initiatives in response to the market crisis or otherwise. In the case of obligations not backed by the full faith and credit of the United States, a portfolio must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments. Neither the U.S. government nor any of its agencies or instrumentalities guarantees the market value of the securities they issue. Therefore, the market value of such securities will fluctuate in response to changes in interest rates.


NON-INVESTMENT GRADE DEBT SECURITIES

Subject to limitations set forth in a portfolio's investment policies, a portfolio may invest its assets in debt securities below the four highest grades ("lower grade debt securities" commonly referred to as "junk bonds"), as determined by Moody's Investors Service, Inc. ("Moody's") (lower than Baa) or Standard & Poor's Ratings Group ("S&P") (lower than BBB). Bonds and preferred stock rated "B" or "b" by Moody's are not considered investment grade debt securities. (See Appendix B for a description of debt securities ratings.)

Before investing in any lower-grade debt securities, a portfolio's sub-adviser will determine that such investments meet the portfolio's investment objective. Lower-grade debt securities usually have moderate to poor protection of principal and interest payments, have certain speculative characteristics, and involve greater risk of default or price declines due to changes in the issuer's creditworthiness than investment-grade debt securities. Because the market for lower-grade debt securities may be thinner and less active than for investment grade debt securities, there may be market price volatility for these securities and limited liquidity in the resale market. Market prices for lower-grade debt securities may decline significantly in periods of general economic difficulty or rising interest rates. Through portfolio diversification and credit analysis, investment risk can be reduced, although there can be no assurance that losses will not occur.

The quality limitation set forth in each portfolio's investment policies is determined immediately after the portfolio's acquisition of a given security. Accordingly, any later change in ratings will not be considered when determining whether an investment complies with the portfolio's investment policies.

CONVERTIBLE SECURITIES

Subject to any investment limitations set forth in a portfolio's policies or investment restrictions, a portfolio may invest in convertible securities. Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying common stock.


As fixed-income securities, convertible securities tend to provide for a stream of income with generally higher yields than common stocks. Of course, like all fixed-income securities, there can be no assurance of current income because the issuers of the convertible securities may default on their obligations. Convertible securities normally pay less current income than securities without conversion features, but add the potential opportunity for capital appreciation from enhanced value for the equity securities into which they are convertible, and the concomitant risk of loss from declines in those values. A convertible security, in addition to providing fixed-income, offers the potential for capital appreciation through the conversion feature, which enables the holder to benefit from increases in the market price of the underlying common stock. However, there can be no assurance of capital appreciation.



Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock of the same issuer. Because of the subordination feature, however, convertible securities typically have lower ratings than similar non-convertible securities.


DECS ("Dividend Enhanced Convertible Stock," or "Debt Exchangeable for Common Stock" when-issued as a debt security) offer a substantial dividend advantage with the possibility of unlimited upside potential if the price of the underlying common stock exceeds a certain level. DECS convert to common stock at maturity. The amount received is dependent on the price of the common stock at the time of maturity. DECS contain two call options at different strike prices. The DECS participate with the common stock up to the first call price. They are effectively capped at that point unless the common stock rises above a second price point, at which time they participate with unlimited upside potential.

PERCS ("Preferred Equity Redeemable Stock," convert into an equity issue that pays a high cash dividend, has a cap price and mandatory conversion to common stock at maturity) offer a substantial dividend advantage, but capital appreciation potential is limited to a predetermined level. PERCS are less risky and less volatile than the underlying common stock because their superior income mitigates declines when the common stock falls, while the cap price limits gains when the common stock rises.




In evaluating investment in a convertible security, primary emphasis will be given to the attractiveness of the underlying common stock. The convertible debt securities in which a portfolio may invest are subject to the same rating criteria as the portfolio's investment in non-convertible debt securities.

INVESTMENTS IN FUTURES, OPTIONS AND OTHER DERIVATIVE INSTRUMENTS

The following investments are subject to limitations as set forth in each portfolio's investment restrictions and policies:

FUTURES CONTRACTS. A portfolio may enter into contracts for the purchase or sale for future delivery of equity or fixed-income securities, foreign currencies or contracts based on financial indices, including interest rates or indices of U.S. Government or foreign government securities or equity or fixed-income securities ("futures contracts"). U.S. futures contracts are traded on exchanges that have been designated "contract markets" by the Commodity Futures Trading Commission ("CFTC") and must be executed through a futures commission merchant ("FCM"), or brokerage firm, which is a member of the relevant contract market. Through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange. Since all transactions in the futures market are made through a member of, and are offset or fulfilled through a clearinghouse associated with, the exchange on which the contracts are traded, a portfolio will incur brokerage fees when it buys or sells futures contracts.

When a portfolio buys or sells a futures contract, it incurs a contractual obligation to receive or deliver the underlying instrument (or a cash payment based on the difference between the underlying instrument's closing price and the price at which the contract was entered into) at a specified price on a specified date. Transactions in futures contracts generally would be made to seek to hedge against potential changes in interest or currency exchange rates or the prices of a security or a securities index which might correlate with or otherwise adversely affect either the value of a portfolio's securities or the prices of securities which the portfolio is considering buying at a later date. Futures may also be used for managing a portfolio's exposure to change in securities prices and foreign currencies, as an efficient means of adjusting its overall exposure to certain markets, or in an effort to enhance income.

With respect to futures contracts that are not legally required to "cash settle," a portfolio may cover the open position by setting aside or earmarking liquid assets in an amount equal to the market value of the futures contact. With respect to futures that are required to "cash settle," however, a portfolio is permitted to set aside or earmark liquid assets in an amount equal to the portfolio's daily marked-to-market (net) obligation, if any, (in other words, the portfolio's daily net liability, if any) rather than the market value of the futures contract. By setting aside assets equal to only its net obligation under cash-settled futures, a portfolio will have the ability to employ leverage to a greater extent than if the portfolio were required to segregate assets equal to the full market value of the futures contract.

The buyer or seller of futures contracts is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the buyer and seller are required to deposit "initial margin" for the benefit of an FCM when the contract is entered into. Initial margin deposits are equal to a percentage of the contract's value, as set by the exchange on which the contract is traded, and may be maintained in cash or certain high-grade liquid assets. If the value of either party's position declines, that party will be required to make additional "variation margin" payments with an FCM to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. Initial and variation margin payments are similar to good faith deposits or performance bonds, unlike margin extended by a securities broker, and initial and variation margin payments do not constitute purchasing securities on margin for purposes of the portfolio's investment limitations. In the event of the bankruptcy of an FCM that holds margin on behalf of a portfolio, the portfolio may be entitled to return of margin owed to the portfolio only in proportion to the amount received by the FCM's other customers. The portfolio's sub-adviser will attempt to minimize the risk by careful monitoring of the creditworthiness of the FCM with which the portfolio does business and by depositing margin payments in a segregated account with the custodian (alternatively, liquid assets may be earmarked on the portfolio's records) when practical or otherwise required by law.

Although a portfolio would hold cash and liquid assets in a segregated account with a value sufficient to cover the portfolio's open futures obligations, the segregated assets would be available to the portfolio immediately upon closing out the futures position, while settlement of securities transactions could take several days. However, because the portfolio's cash that may otherwise be invested would be held uninvested or invested in liquid assets so long as the futures position remains open, the portfolio's return could be diminished due to the opportunity cost of foregoing other potential investments.

The acquisition or sale of a futures contract may occur, for example, when a portfolio holds or is considering purchasing equity securities and seeks to protect itself from fluctuations in prices without buying or selling those securities. For example, if prices were expected to decrease, a portfolio might sell equity index futures contracts, thereby hoping to offset a potential decline in the value of equity securities in the portfolio by a corresponding increase in the value of the futures contract position held by the portfolio and thereby preventing a portfolio's net asset value from declining as much as it otherwise would have. A portfolio also could seek to protect against potential price declines by selling portfolio securities and investing in money market instruments. However, since the futures market is more liquid than the cash market, the use of futures contracts as an investment technique that allows a portfolio to maintain a defensive position without having to sell portfolio securities.

Similarly, when prices of equity securities are expected to increase, futures contracts may be bought to attempt to hedge against the possibility of having to buy equity securities at higher prices. This technique is sometimes known as an anticipatory hedge. Since the fluctuations in the value of futures contracts should be similar to those of equity securities, a portfolio could take advantage of the potential rise in the value of equity securities without buying them until the market has stabilized. At that time, the futures contracts could be liquidated and the portfolio could buy equity securities on the cash market. To the extent a portfolio enters into futures contracts for this purpose, the assets in the segregated asset account maintained to cover the portfolio's obligations with respect to futures contracts will consist of liquid assets from its portfolio in an amount equal to the difference between the contract price and the aggregate value of the initial and variation margin payments made by the portfolio with respect to the futures contracts.

The ordinary spreads between prices in the cash and futures markets, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial margin and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close out futures contracts through offsetting transactions that could distort the normal price relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced and prices in the futures market distorted. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of the foregoing distortions, a correct forecast of general price trends by a portfolio's sub-adviser still may not result in a successful use of futures contracts.

Futures contracts entail risks. Although each portfolio's sub-adviser believes that use of such contracts can benefit a portfolio, if the sub-adviser's investment judgment is incorrect, a portfolio's overall performance could be worse than if the portfolio had not entered into futures contracts. For example, if a portfolio has attempted to hedge against the effects of a possible decrease in prices of securities held by the portfolio and prices increase instead, the portfolio may lose part or all of the benefit of the increased value of these securities because of offsetting losses in the portfolio's futures positions. In addition, if the portfolio has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements. Those sales may, but will not necessarily, be at increased prices which reflect the rising market and may occur at a time when the sales are disadvantageous to a portfolio.

The prices of futures contracts depend primarily on the value of their underlying instruments. Because there are a limited number of types of futures contracts, it is possible that the standardized futures contracts available to a portfolio will not match exactly the portfolio's current or potential investments. A portfolio may buy and sell futures contracts based on underlying instruments with different characteristics from the securities in which it typically invests--for example, by hedging investments in portfolio securities with a futures contract based on a broad index of securities--which involves a risk that the futures position will not correlate precisely with the performance of the portfolio's investments.

Futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments correlate with a portfolio's investments. Futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instruments, and the time remaining until expiration of the contract. Those factors may affect securities prices differently from futures prices. Imperfect correlations between a portfolio's investments and its futures positions may also result from differing levels of demand in the futures markets and the securities markets, from structural differences in how futures and securities are traded, and from imposition of daily price fluctuation limits for futures contracts. A portfolio may buy or sell futures contracts with a greater or lesser value than the securities it wishes to hedge or is considering purchasing in order to attempt to compensate for differences in historical volatility between the futures contract and the securities, although this may not be successful in all cases. If price changes in a portfolio's futures positions are poorly correlated with its other investments, its futures positions may fail to produce desired gains or result in losses that are not offset by the gains in the portfolio's other investments.

Because futures contracts are generally settled within a day from the date they are closed out, compared with longer settlement periods for some types of securities, the futures markets can provide superior liquidity to the securities markets. Nevertheless, there is no assurance a liquid secondary market will exist for any particular futures contract at any particular time. In addition, futures exchanges may establish daily price fluctuation limits for futures contracts and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached, it may be impossible for a portfolio to enter into new positions or close out existing positions. If the secondary market for a futures contract is not liquid because of price fluctuation limits or otherwise, a portfolio may not be able to promptly liquidate unfavorable positions and potentially be required to continue to hold a futures position until the delivery date, regardless of changes in its value. As a result, the portfolio's access to other assets held to cover its futures positions also could be impaired.


Although futures contracts by their terms call for the delivery or acquisition of the underlying commodities or a cash payment based on the value of the underlying commodities, in most cases the contractual obligation is offset before the delivery date of the contract by buying, in the case of a contractual obligation to sell, or selling, in the case of a contractual obligation to buy, an identical futures contract on a commodities exchange. Such a transaction cancels the obligation to make or take delivery of the commodities. Futures transactions will be limited to the extent necessary to maintain the qualification of the portfolios as regulated investment companies. Pursuant to a claim for exemption filed with the CFTC and/or the National Futures Association on behalf of the portfolios, the portfolios are not deemed to be "commodity pool operators" under the Commodity Exchange Act and are not subject to registration or regulation as such under the Commodity Exchange Act.


OPTIONS ON FUTURES CONTRACTS. A portfolio may buy and write options on futures contracts. An option on a futures contract gives the portfolio the right (but not the obligation) to buy or sell a futures contract at a specified price on or before a specified date. The purchase and writing of options on futures contracts is similar in some respects to the purchase and writing of options on individual securities. See "Options on Securities." Transactions in options on futures contracts generally will be made to attempt to hedge against potential changes in interest rates or currency exchange rates or the price of a security or a securities index which might correlate with or otherwise adversely affect either the value of the portfolio's securities or the process of securities which the portfolio is considering buying at a later date. A portfolio may also enter into such transactions for non-hedging purposes (e.g., modify exposure to various currency markets).

The purchase of a call option on a futures contract may or may not be less risky than ownership of the futures contract or the underlying instrument, depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying instrument. As with the purchase of futures contracts, when a portfolio is not fully invested, it may buy a call option on a futures contract to attempt to hedge against a market advance.

The writing of a call option on a futures contract may constitute a partial hedge against declining prices of the security or foreign currency which is deliverable under, or of the index comprising, the futures contract. If the futures price at the expiration of the option is below the exercise price, the portfolio will retain the full amount of the option premium that provides a partial hedge against any decline that may have occurred in the portfolio's holdings. The writing of a put option on a futures contract may constitute a partial hedge against increasing prices of the security or foreign currency which is deliverable under, or of the index comprising, the futures contract. If the futures price at expiration of the option is higher than the exercise price, the portfolio will retain the full amount of the option premium, which provides a partial hedge against any increase in the price of securities that the portfolio is considering buying. If a call or put option a portfolio has written is exercised, the portfolio will incur loss, which will be reduced by the amount of the premium it received. Depending on the degree of correlation between change in the value of its portfolio securities and change in the value of the futures positions, a portfolio's losses from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

The purchase of a put option on a futures contract is similar in some respect to the purchase of protective put options on portfolio securities. For example, a portfolio may buy a put option on a futures contract to attempt to hedge the portfolio's securities against the risk of falling prices.

The amount of risk a portfolio assumes when it buys an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the options bought.

OPTIONS ON FOREIGN CURRENCIES. A portfolio may buy put and call options and may write covered put and call options on foreign currencies in a manner similar to that in which futures contracts or forward contracts on foreign currencies may be utilized. For example, a decline in the U.S. dollar value of a foreign currency in which portfolio securities are denominated will reduce the U.S. dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, a portfolio may buy put options on the foreign currency. If the value of the currency declines, the portfolio will have the right to sell such currency for a fixed amount in U.S. dollars and will thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

Conversely, when a rise in the U.S. dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, a portfolio may buy call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuations in exchange rates, although, in the event of exchange rate movements adverse to a portfolio's option position, the portfolio could sustain losses on transactions in foreign currency options which would require that the portfolio lose a portion or all of the benefits of advantageous changes in those rates. In addition, in the case of other types of options, the benefit to a portfolio from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs.

A portfolio may write options on foreign currencies for the same types of hedging purposes. For example, in attempting to hedge against a potential decline in the U.S. dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates, a portfolio could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised and the diminution in value of portfolio securities will be offset by the amount of the premium received.

Similarly, instead of purchasing a call option to attempt to hedge against a potential increase in the U.S. dollar cost of securities to be acquired, a portfolio could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the portfolio to hedge the increased cost up to the amount of premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium received, and only if exchange rates move in the expected direction. If that does not occur, the option may be exercised and the portfolio would be required to buy or sell the underlying currency at a loss that may not be offset by the amount of the premium. Through the writing of options on foreign currencies, a portfolio also may lose all or a portion of the benefits that might otherwise have been obtained from favorable movements in exchange rates.

A portfolio may write covered call options on foreign currencies. A call option written on a foreign currency by a portfolio is "covered" if the portfolio owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian (alternatively, liquid assets may be earmarked on the portfolio's records)) upon conversion or exchange of other foreign currency held in its portfolio. A call option is also covered if the portfolio has a call on the same foreign currency and in the same principal amount as the call written if the exercise price of the call held (i) is equal to or less than the exercise price of the call written, or (ii) is greater than the exercise price of the call written, and if the difference is maintained by the portfolio in cash or high-grade liquid assets in a segregated account.

A portfolio may also write call options on foreign currencies for cross-hedging purposes that may not be deemed to be covered. A call option on a foreign currency is for cross-hedging purposes if it is not covered but is designed to provide a hedge against a decline due to an adverse change in the exchange rate in the U.S. dollar value of a security which the portfolio owns or has the right to acquire and which is denominated in the currency underlying the option. In such circumstances, the portfolio collateralizes the option by maintaining segregated assets in an amount not less than the value of the underlying foreign currency in U.S. dollars marked-to-market daily.

A portfolio may buy or write options in privately negotiated transactions on the types of securities and indices based on the types of securities in which the portfolio is permitted to invest directly. A portfolio will effect such transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy, and only pursuant to procedures adopted by the portfolio's sub-adviser for monitoring the creditworthiness of those entities. To the extent that an option bought or written by a portfolio in a negotiated transaction is illiquid, the value of an option bought or the amount of the portfolio's obligations under an option written by the portfolio, as the case may be, will be subject to the portfolio's limitation on illiquid investments. In the case of illiquid options, it may not be possible for the portfolio to effect an offsetting transaction at the time when the portfolio's sub-adviser believes it would be advantageous for the portfolio to do so.

OPTIONS ON SECURITIES. In an effort to protect the value of portfolio securities or to enhance returns, a portfolio may write covered put and call options and may buy put and call options and warrants on securities that are traded on United States and foreign securities exchanges and over the counter. A portfolio may write and buy options on the same types of securities that the portfolio could buy directly and may buy options on financial indices as described above with respect to futures contracts. There are no specific limitations on a portfolio's writing and buying options on securities.

A put option gives the holder the right, upon payment of a premium, to deliver a specified amount of a security to the writer of the option on or before a fixed date at a predetermined price. A call option gives the holder the right, upon payment of a premium, to call upon the writer to deliver a specified amount of a security on or before a fixed date at a predetermined price.

A put option written by a portfolio is "covered" if the portfolio (i) maintains cash not available for investment or other liquid assets with a value equal to the exercise price in a segregated account with its custodian (alternatively, liquid assets may be earmarked on the portfolio's records) or (ii) holds a put on the same security and in the same principal amount as the put written and the exercise price of the put held is equal to or greater than the exercise price of the put written. The premium paid by the buyer of an option will reflect, among other things, the relationship of the exercise price to the market price and the volatility of the underlying security, the remaining term of the option, supply and demand and interest rates. A call option written by a portfolio is "covered" if the portfolio owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or has segregated additional cash consideration with its custodian (alternatively, liquid assets may be earmarked on the portfolio's records)) upon conversion or exchange of other securities held in its portfolio. A call option is also deemed to be covered if the portfolio holds a call on the same security and in the same principal amount as the call written and the exercise price of the call held (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written if the difference is maintained by the portfolio in cash and high-grade liquid assets in a segregated account.

A portfolio collateralizes its obligation under a written call option by segregating with its custodian cash or other liquid assets (alternatively, liquid assets may be earmarked on the portfolio's records) in an amount not less than the market value of the underlying security, marked-to-market daily.

If a put or call option written by a portfolio were exercised, the portfolio would be obligated to buy or sell the underlying security at the exercise price. Writing a put option involves the risk of a decrease in the market value of the underlying security, in which case the option could be exercised and the underlying security would then be sold by the option holder to the portfolio at a higher price than its current market value. Writing a call option involves the risk of an increase in the market value of the underlying security, in which case the option could be exercised and the underlying security would then be sold by the portfolio to the option holder at a lower price than its current market value. Those risks could be reduced by entering into an offsetting transaction. The portfolio retains the premium received from writing a put or call option whether or not the option is exercised.

The writer of an option may have no control when the underlying security must be sold, in the case of a call option, or bought, in the case of a put option, since with regard to certain options, the writer may be assigned an exercise notice at any time prior to the termination of the obligation. Whether or not an option expires unexercised, the writer retains the amount of the premium. This amount, of course, may, in the case of a covered call option, be offset by a decline in the market value of the underlying security during the option period. If a call option is exercised, the writer experiences a profit or loss from the sale of the underlying security. If a put option is exercised, the writer must fulfill the obligation to buy the underlying security.

The writer of an option that wishes to terminate its obligation may effect a "closing purchase transaction." This is accomplished by buying an option of the same series as the option previously written. The effect of the purchase is that the writer's position will be canceled by the clearing corporation. However, a writer may not effect a closing purchase transaction after being notified of the exercise of an option. Likewise, an investor who is the holder of an option may liquidate its position by effecting a "closing sale transaction." This is accomplished by selling an option of the same series as the option previously bought. There is no guarantee that either a closing purchase or a closing sale transaction can be effected.

Effecting a closing transaction in the case of a written call option will permit a portfolio to write another call option on the underlying security with either a different exercise price or expiration date or both or, in the case of a written put option, will permit a portfolio to write another put option to the extent that the exercise price thereof is secured by deposited high-grade liquid assets. Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other portfolio investments. If a portfolio desires to sell a particular security on which the portfolio has written a call option, the portfolio will effect a closing transaction prior to or concurrent with the sale of the security.

A portfolio may realize a profit from a closing transaction if the price of the purchase transaction is less than the premium received from writing the option or the price received from a sale transaction is more than the premium paid to buy the option; a portfolio may realize a loss from a closing transaction if the price of the purchase transaction is less than the premium paid to buy the option. Because increases in the market of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by the portfolio.

An option position may be closed out only where there exists a secondary market for an option of the same series. If a secondary market does not exist, it might not be possible to effect closing transactions in particular options with the result that a portfolio would have to exercise the options in order to realize any profit. If a portfolio is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or the portfolio delivers the underlying security upon exercise. Reasons for the absence of a liquid secondary market may include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by a national securities exchange on which the option is traded ("Exchange") on opening or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an Exchange; (v) the facilities of an Exchange or the Options Clearing Corporation ("OCC") may not at all times be adequate to handle current trading volume; or (vi) one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event, the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options on that Exchange that had been issued by the OCC as a result of trades on that Exchange would continue to be exercisable in accordance with their terms.

A portfolio may write options in connection with buy-and-write transactions; that is, a portfolio may buy a security and then write a call option against that security. The exercise price of a call option may be below ("in-the-money"), equal to ("at-the-money") or above ("out-of-the-money") the current value of the underlying security at the time the option is written. Buy-and-write transactions using in-the-money call options may be used when it is expected that the price of the underlying security will remain flat or decline moderately during the option period. Buy-and-write transactions using at-the-money call options may be used when it is expected that the price of the underlying security will remain fixed or advance moderately during the option period. Buy-and-write transactions using out-of-the-money call options may be used when it is expected that the premiums received from writing the call option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. If the call options are exercised in such transactions, a portfolio's maximum gain will be the premium received by it for writing the option, adjusted upwards or downwards by the difference between the portfolio's purchase price of the security and the exercise price. If the options are not exercised and the price of the underlying security declines, the amount of such decline will be offset by the amount of premium received.

The writing of covered put options is similar in terms of risk and return characteristics to buy-and-write transactions. If the market price of the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and a portfolio's gain will be limited to the premium received. If the market price of the underlying security declines or otherwise is below the exercise price, the portfolio may elect to close the position or take delivery of the security at the exercise price and a portfolio's return will be the premium received from the put options minus the amount by which the market price of the security is below the exercise price.

A portfolio may buy put options to attempt to hedge against a decline in the value of its securities. By using put options in this way, a portfolio will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs.

A portfolio may buy call options to attempt to hedge against an increase in the price of securities that the portfolio may buy in the future. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by a portfolio upon exercise of the option; and unless the price of the underlying security rises sufficiently, the option may expire worthless to the portfolio.

In purchasing an option, a portfolio would be in a position to realize a gain if, during the option period, the price of the underlying security increased (in the case of a call) or decreased (in the case of a put) by an amount in excess of the premium paid and would realize a loss if the price of the underlying security did not increase (in the case of a call) or decrease (in the case of a put) during the period by more than the amount of the premium. If a put or call option brought by a portfolio were permitted to expire without being sold or exercised, the portfolio would lose the amount of the premium.

Although they entitle the holder to buy equity securities, warrants on and options to purchase equity securities do not entitle the holder to dividends or voting rights with respect to the underlying securities, nor do they represent any rights in the assets of the issuer of those securities.

SWAPS AND SWAP-RELATED PRODUCTS. In order to attempt to protect the value of a portfolio's investments from interest rate or currency exchange rate fluctuations, a portfolio may enter into interest rate and currency exchange rate swaps, and may buy or sell interest rate and currency exchange rate caps and floors. A portfolio expects to enter into these transactions primarily to attempt to preserve a return or spread on a particular investment or portion of its portfolio. A portfolio also may enter into these transactions to attempt to protect against any increase in the price of securities the portfolio may consider buying at a later date. A portfolio does not intend to use these transactions as a speculative investment. Interest rate swaps involve the exchange by a portfolio with another party of their respective commitments to pay or receive interest; e.g., an exchange of floating rate payments for fixed-rate payments. The exchange commitments can involve payments to be made in the same currency or in different currencies. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually based principal amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a contractually based principal amount from the party selling the interest rate floor.

Swap and swap-related products are specialized OTC instruments and their use involves risks specific to the markets into which they are entered. A portfolio will usually enter into interest rate swaps on a net basis; i.e., the two payment streams are netted out with the portfolio receiving or paying, as the case may be, only the net amount of the two payments. The net amount of the excess, if any, of a portfolio's obligations over its entitlements with respect to each interest rate swap will be calculated on a daily basis and an amount of cash or other liquid assets having an aggregate net asset value of at least equal to the accrued excess will be segregated with the Trust's custodian (alternatively, liquid assets may be earmarked on the portfolio's records). If a portfolio enters into an interest rate swap on other than a net basis, the portfolio would segregate assets in the full amount accrued on a daily basis of the portfolio's obligations with respect to the swap. A portfolio will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in one of the three highest rating categories of at least one nationally recognized statistical rating organization at the time of entering into such transaction. A portfolio's sub-adviser will monitor the creditworthiness of all counterparties on an ongoing basis. If there is a default by the other party to such a transaction, a portfolio will have contractual remedies pursuant to the agreements related to the transaction.

For purposes of applying a portfolio's investment policies and restrictions (as stated in the prospectuses and this SAI), swap agreements are generally valued by the portfolios at market value. In the case of a credit default swap sold by a portfolio (i.e., where the portfolio is selling credit default protection), however, the portfolio will generally value the swap at its notional amount. The manner in which certain securities or other instruments are valued by the portfolios for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.


The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. The swap market is a relatively new market and is largely unregulated. It is possible that developments in the swap market, including potential government regulation, could adversely affect a portfolio's ability to terminate existing credit default swap agreements or to realize amounts to be received under such agreements.



Nonetheless, caps and floors are more recent innovations and may be less liquid than swaps. To the extent a portfolio sells (i.e., writes) caps and floors, it will segregate cash or other liquid assets having an aggregate net asset value at least equal to the full amount, accrued on a daily basis, of its obligations with respect to any caps or floors.


Interest rate swap transactions are subject to limitations set forth in each portfolio's policies. These transactions may in some instances involve the delivery of securities or other underlying assets by a portfolio or its counterparty to collateralize obligations under the swap. Under the documentation currently used in those markets, the risk of loss with respect to interest rate swaps is limited to the net amount of the interest payments that a portfolio is contractually obligated to make. If the other party to an interest rate swap that is not collateralized defaults, a portfolio would risk the loss of the net amount of the payments that the portfolio contractually is entitled to receive. A portfolio may buy and sell (i.e., write) caps and floors without limitation, subject to the segregated account requirement described above.

Certain portfolios may enter into credit default swap contracts for investment purposes. As the seller in a credit default swap contract, the portfolio would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the portfolio would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the portfolio would keep the stream of payments and would have no payment obligations. As the seller, the portfolio would be subject to investment exposure on the notional amount of the swap.


The portfolio may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio, in which case the portfolio would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability).



Credit default swap contracts involve special risks and may result in losses to a portfolio. Credit default swaps may in some cases be illiquid, and they increase credit risk since a portfolio has exposure to both the issuer of the referenced obligation and the counterparty to the credit default swap. As there is no central exchange or market for credit default swap transactions, they may be difficult to trade or value, especially in the event of market disruptions.


In addition to the instruments, strategies and risks described in this SAI and in the prospectus, there may be additional opportunities in connection with options, futures contracts, forward currency contracts, and other hedging techniques, that become available as each portfolio's sub-adviser develops new techniques, as regulatory authorities broaden the range of permitted transactions and as new instruments and techniques are developed. A sub-adviser may use these opportunities to the extent they are consistent with each portfolio's respective investment objective and are permitted by each portfolio's respective investment limitations and applicable regulatory requirements.

SUPRANATIONAL AGENCIES. Unless otherwise indicated, a portfolio may invest up to 25% of its assets in debt obligations of supranational agencies such as: the International Bank for Reconstruction and Development (commonly referred to as the World Bank), which was chartered to finance development projects in developing member countries; the European Community, which is a twelve-nation organization engaged in cooperative economic activities; and the Asian Development Bank, which is an international development bank established to lend funds, promote investment and provide technical assistance to member nations in the Asian and Pacific regions. Debt obligations of supranational agencies are not considered government securities and are not supported, directly or indirectly, by the U.S. Government.

INDEX OPTIONS. In seeking to hedge all or a portion of its investments, a portfolio may purchase and write put and call options on securities indices listed on U.S. or foreign securities exchanges or traded in the over-the-counter market, which indices include securities held in the portfolios. The portfolios with such option writing authority may write only covered options. A portfolio may also use securities index options as a means of participating in a securities market without making direct purchases of securities.


A securities index measures the movement of a certain group of securities by assigning relative values to the securities included in the index. Options on securities indices are generally similar to options on specific securities. Unlike options on securities, however, options on securities indices do not involve the delivery of an underlying security; the option in the case of an option on a securities index represents the holder's right to obtain from the writer, in cash, a fixed multiple of the amount by which the exercise price exceeds (in the case of a call) or is less than (in the case of a put) the closing value of the underlying securities index on the exercise date. A portfolio may purchase and write put and call options on securities indexes or securities index futures contracts that are traded on a U.S. exchange or a board of trade or a foreign exchange, to the extent permitted under rules and interpretations of the CFTC, as a hedge against changes in market conditions and interest rates, and for duration management, and may enter into closing transactions with respect to those options to terminate existing positions. A securities index fluctuates with changes in the market values of the securities included in the index. Securities index options may be based on a broad or narrow market index or on an industry or market segment.


The delivery requirements of options on securities indices differ from options on securities. Unlike a securities option, which contemplates the right to take or make delivery of securities at a specified price, an option on a securities index gives the holder the right to receive a cash "exercise settlement amount" equal to (i) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise multiplied by (ii) a fixed "index multiplier." Receipt of this cash amount will depend upon the closing level of the securities index upon which the option is based being greater than (in the case of a call) or less than, (in the case of a put) the exercise price of the option. The amount of cash received will be equal to the difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. The writer may offset its position in securities index options prior to expiration by entering into a closing transaction on an exchange or it may allow the option to expire unexercised.

The effectiveness of purchasing or writing securities index options as a hedging technique will depend upon the extent to which price movements in the portion of a securities portfolio being hedged correlate with price movements of the securities index selected. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular security, whether a portfolio realizes a gain or loss from the purchase or writing of options on an index depends upon movements in the level of prices in the market generally or, in the case of certain indices, in an industry or market segment, rather than movements in the price of a particular security. As a result, successful use by a portfolio of options on securities indices is subject to the sub-adviser's ability to predict correctly movements in the direction of the market generally or of a particular industry. This ability contemplates different skills and techniques from those used in predicting changes in the price of individual securities.

Securities index options are subject to position and exercise limits and other regulations imposed by the exchange on which they are traded. The ability of a portfolio to engage in closing purchase transactions with respect to securities index options depends on the existence of a liquid secondary market. Although a portfolio will generally purchase or write securities index options only if a liquid secondary market for the options purchased or sold appears to exist, no such secondary market may exist, or the market may cease to exist at some future date, for some options. No assurance can be given that a closing purchase transaction can be effected when the sub-adviser desires that a portfolio engage in such a transaction.

WEBS AND OTHER INDEX-RELATED SECURITIES. A portfolio may invest in certain types of securities that enable investors to purchase or sell shares in a portfolio of equity securities that seeks to track the performance of an underlying index or a portion of an index. Such securities are similar to index mutual funds, but they are traded on various stock exchanges or secondary markets. The value of these securities is dependent upon the performance of the underlying index on which they are based. Thus, these securities are subject to the same risks as their underlying indices as well as the securities that make up those indices. For example, if the securities comprising an index that an index-related security seeks to track perform poorly, the index-related security will lose value. A portfolio may invest in shares in an investment company whose shares are known as "World Equity Benchmark Shares" or "WEBS." WEBS have been listed for trading on the American Stock Exchange, Inc. A portfolio also may invest in the CountryBaskets Index Fund, Inc. or another fund the shares of which are the substantial equivalent of WEBS. A portfolio may invest in S&P Depositary Receipts, or "SPDRs." SPDRs are securities that represent ownership in a long-term unit investment trust that holds a portfolio of common stocks designed to track the performance of the underlying index of the SPDR. A portfolio investing in a SPDR would be entitled to the dividends that accrue to the underlying index stocks in the underlying portfolio, less trust expenses.

A portfolio may invest in Dow Industrial Average Model New Deposit Shares ("DIAMONDS") (interests in a portfolio of securities that seeks to track the performance of the Dow Jones Industrial Average) and the NASDAQ-100 Trust (interests in a portfolio of securities of the largest and most actively traded noon-financial companies listed on the NASDAQ Stock Market).

Index-related securities may be used for several purposes, including to simulate full investment in the underlying index while retaining a cash balance for fund management purposes, to facilitate trading, to reduce transaction costs or to seek higher investment returns where an index-related security is priced more attractively than securities in the underlying index. Because the expense associated with an investment in index-related securities may be substantially lower than the expenses of small investments directly in the securities comprising the indices they seek to track, investments in index-related securities may provide a cost-effective means of diversifying a portfolio's assets across a broad range of equity securities.

The prices of index-related securities are derived and based upon the securities held by the particular investment company. Accordingly, the level of risk involved in the purchase or sale of an index-related security is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the pricing mechanism for such instrument is based on a basket of stocks. The market prices of index-related securities are expected to fluctuate in accordance with both changes in the net asset values of their underlying indices and the supply and demand for the instruments on the exchanges on which they are traded. Substantial market or other disruptions affecting an index-related security could adversely affect the liquidity and value of the shares of the portfolio.


SPECIAL INVESTMENT CONSIDERATIONS AND RISKS. The use of options, futures and other derivative instruments is subject to applicable rules and regulations of the SEC, the CFTC, and the several exchanges on which they are traded. Options, futures and other derivative instruments generally are used to attempt to hedge against price movements in one or more particular securities positions that a portfolio owns or intends to acquire and in certain instances to hedge against market sectors in which a portfolio has invested or expects to invest. In addition, a portfolio's ability to use these instruments may be limited by tax considerations and may also increase the amount of taxes payable by shareholders.



The successful use of the investment practices described above with respect to futures contracts, options on futures contracts, forward contracts, options on securities and indices, options on foreign currencies and swaps, including credit default swaps, and swap-related products draws upon skills and experience which are different from those needed to select the other instruments in which a portfolio may invest. Should interest or exchange rates, or the prices of securities or financial indices move in an unexpected manner, a portfolio may not achieve the desired benefits of the foregoing instruments or may realize losses and thus be in a worse position than if such strategies had not been used. In general, these investment practices may increase the volatility of a portfolio and even a small investment in derivatives may magnify or otherwise increase investment losses to a portfolio. Unlike many exchange-traded futures contracts and options on futures contracts, there are no daily price fluctuation limits with respect to options on currencies, forward contracts and other negotiated or over-the-counter instruments, and adverse market movements could therefore continue to an unlimited extent over a period of time. In addition, the correlation between movements in the price of the securities and currencies hedged or used for cover will not be perfect and could produce unanticipated losses.



A portfolio's ability to dispose of its positions in the foregoing instruments will depend on the availability of liquid markets in the instruments, or, in the absence of a liquid market, the ability and willingness of the other party to the transaction to enter into a closing transaction. Markets in a number of the instruments are relatively new and still developing, and it is impossible to predict the amount of trading interest that may exist in those instruments in the future. Therefore, there is no assurance that any position can be disposed of at a time and price that is favorable to a portfolio. The purchase and sale of futures contracts and the exercise of options may cause a portfolio to sell or purchase related investments, thus increasing its portfolio turnover rate. Brokerage commissions paid by a portfolio with respect to options, futures and other derivative instruments may be higher than those that would apply to direct purchases or sales.



Particular risks exist with respect to the use of each of the foregoing instruments and could result in such adverse consequences to a portfolio as: the possible loss of the entire premium paid for an option bought by a portfolio; the inability of a portfolio, as the writer of a covered call option, to benefit from the appreciation of the underlying securities above the exercise price of the option; and the possible need to defer closing out positions in certain instruments to avoid adverse tax consequences. As a result, no assurance can be given that a portfolio will be able to use those instruments effectively for their intended purposes.

In connection with certain of its derivative transactions, a portfolio might be required to maintain assets as cover, maintain segregated accounts or make margin payments to ensure that such portfolio will be able to meet its obligations pursuant to these instruments. If a portfolio were unable to close out its positions in these instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured. These requirements could impede implementation of a portfolio's investment policies or its ability to meet redemption requests or other current obligations.


ADDITIONAL RISKS OF OPTIONS ON FOREIGN CURRENCIES, FORWARD CONTRACTS AND FOREIGN INSTRUMENTS. Unlike transactions entered into by a portfolio in futures contracts, options on foreign currencies and forward contracts are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) by the SEC. Such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded OTC. In an OTC trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits; and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the buyer of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, an option writer and a buyer or seller of futures or forward contracts could lose amounts substantially in excess of any premium received or initial margin or collateral posted due to the potential additional margin and collateral requirements associated with such positions.

Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges are available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the OCC, thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the OTC market, potentially permitting a portfolio to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the OTC market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign government restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions, on exercise.

In addition, options on U.S. Government securities, futures contracts, options on futures contracts, forward contracts and options on foreign currencies may be traded on foreign exchanges and OTC in foreign countries. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by (i) other complex foreign political and economic factors,
(ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in a portfolio's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) low trading volume.

ZERO COUPON, PAY-IN-KIND AND STEP COUPON SECURITIES

Subject to any limitations set forth in the policies and investment restrictions for a portfolio, a portfolio may invest in zero coupon, pay-in-kind or step coupon securities. Zero coupon and step coupon bonds are issued and traded at a discount from their face amounts. They do not entitle the holder to any periodic payment of interest prior to maturity or prior to a specified date when the securities begin paying current interest. The discount from the face amount or par value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. Pay-in-kind securities may pay all or a portion of their interest or dividends in the form of additional securities. Because they do not pay current income, the price of pay-in-kind securities can be very volatile when interest rates change.


Current federal income tax law requires holders of zero coupon securities and step coupon securities to report the portion of the original issue discount on such securities that accrue that year as interest income, even though the holders receive no cash payments of interest during the year. In order to avoid a tax on the portfolio, each portfolio must distribute each year its taxable income derived from original issue discount accrued on zero coupon or step coupon bonds. Because a portfolio will not receive cash payments on a current basis in respect of accrued original-issue discount on zero coupon bonds or step coupon bonds during the period before interest payments begin, in some years a portfolio may have to distribute cash obtained from other sources in order to satisfy those distribution requirements. A portfolio might obtain such cash from selling other portfolio holdings. These actions are likely to reduce the assets to which a portfolio's expenses could be allocated and to reduce the rate of return for the portfolio. In some circumstances, such sales might be necessary in order to satisfy cash distribution requirements even though investment considerations might otherwise make it undesirable for the portfolio to sell the securities at the time.

Generally, the market prices of zero coupon, step coupon and pay-in-kind securities are more volatile than the prices of securities that pay interest periodically and in cash and are likely to respond to changes in interest rates to a greater degree than other types of debt securities having similar maturities and credit quality.

WARRANTS AND RIGHTS

Subject to its investment limitations, a portfolio may invest in warrants and rights. Warrants are, in effect, longer-term call options. They give the holder the right to purchase a given number of shares of a particular company at specified prices, usually higher than the market price at the time of issuance, for a period of years or to perpetuity. The purchaser of a warrant expects the market price of the security will exceed the purchase price of the warrant plus the exercise price of the warrant, thus resulting in a profit. Of course, because the market price may never exceed the exercise price before the expiration date of the warrant, the purchaser of the warrant risks the loss of the entire purchase price of the warrant. Warrants generally trade in the open market and may be sold rather than exercised. Warrants are sometimes sold in unit form with other securities of an issuer. Units of warrants and common stock may be employed in financing young unseasoned companies. The purchase price of a warrant varies with the exercise price of the warrant, the current market value of the underlying security, the life of the warrant and various other investment factors.

In contrast, rights, which also represent the right to buy common shares, normally have a subscription price lower than the current market value of the common stock and a life of two to four weeks.

Warrants and rights may be considered more speculative than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the securities which may be purchased, nor do they represent any rights in the assets of the issuing company. Also, the value of a warrant or right does not necessarily change with the value of the underlying securities and a warrant or right ceases to have value if it is not exercised prior to the expiration date.

MORTGAGE-BACKED SECURITIES


Subject to a portfolio's investment restrictions and policies, a portfolio may invest in mortgage-backed securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or private issuers such as banks, insurance companies, and savings and loans. Some of these securities, such as Government National Mortgage Association ("GNMA") certificates, are backed by the full faith and credit of the U.S. Treasury while others, such as Federal Home Loan Mortgage Corporation ("Freddie Mac") certificates, are not. The U.S. government has provided recent financial support to FNMA and FHLMC, but there can be no assurances that it will support these or other government-sponsored entities in the future.


Mortgage-backed securities represent interests in a pool of mortgages. Principal and interest payments made on the mortgages in the underlying mortgage pool are passed through to the portfolio. These securities are often subject to more rapid repayment than their stated maturity dates would indicate as a result of principal prepayments on the underlying loans. This can result in significantly greater price and yield volatility than with traditional fixed-income securities. During periods of declining interest rates, prepayments can be expected to accelerate which will shorten these securities' weighted average life and may lower their return. Conversely, in a rising interest rate environment, a declining prepayment rate will extend the weighted average life of these securities which generally would cause their values to fluctuate more widely in response to changes in interest rates.

The value of these securities also may change because of changes in the market's perception of the creditworthiness of the federal agency or private institution that issued them. In addition, the mortgage securities market in general may be adversely affected by changes in governmental regulation or tax policies.

Mortgage-backed securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities, are not subject to the portfolios' industry concentration restrictions, by virtue of the exclusion from that test available to all U.S. Government securities. In the case of privately issued mortgage-related securities, the portfolios take the position that mortgage-related securities do not represent interests in any particular "industry" or group of industries.

Collateralized mortgage obligations ("CMOs"), which are debt obligations collateralized by mortgage loans or mortgage pass-through securities, provide the holder with a specified interest in the cash flow of a pool of underlying mortgages or other mortgage-backed securities. Issuers of CMOs frequently elect to be taxed as a pass-through entity known as real estate mortgage investment conduits. CMOs are issued in multiple classes, each with a specified fixed or floating interest rate and a final distribution date. The relative payment rights of the various CMO classes may be structured in many ways. In most cases, however, payments of principal are applied to the CMO classes in the order of their respective stated maturities, so that no principal payments will be made on a CMO class until all other classes having an earlier stated maturity date are paid in full. The classes may include accrual certificates (also known as "Z-Bonds"), which only accrue interest at a specified rate until other specified classes have been retired and are converted thereafter to interest-paying securities. They may also include planned amortization classes which generally require, within certain limits, that specified amounts of principal be applied on each payment date, and generally exhibit less yield and market volatility than other classes. Generally, CMOs are issued or guaranteed by the U.S. government or its agencies or instrumentalities or may be collateralized by a portfolio of mortgages or mortgage-related securities guaranteed by such an agency or instrumentality. Certain CMOs in which a portfolio may invest are not guaranteed by the U.S. government or its agencies or instrumentalities.

Stripped Mortgage-Backed Securities ("SMBS") are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a portfolio's yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a portfolio may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories.


The repayment of certain mortgage-related securities depends primarily on the cash collections received from the issuer's underlying asset portfolio and, in certain cases, the issuer's ability to issue replacement securities (such as asset-backed commercial paper). As a result, there could be losses to a portfolio in the event of credit or market value deterioration in the issuer's underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing securities, or the issuer's inability to issue new or replacement securities. This is also true for other asset-backed securities. Upon the occurrence of certain triggering events or defaults, the investors in a security held by a portfolio may become the holders of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss. If mortgage-backed securities or asset-backed securities are bought at a discount, however, both scheduled payments of principal and unscheduled prepayments will increase current and total returns and will accelerate the recognition of income which, when distributed to shareholders, will be taxable as ordinary income.


Unlike mortgage-backed securities issued or guaranteed by the U.S. Government or one of its sponsored entities, mortgage-backed securities issued by private issuers do not have a government or government-sponsored entity guarantee, but may have credit enhancement provided by external entities such as banks or financial institutions or achieved through the structuring of the transaction itself. Examples of such credit support arising out of the structure of the transaction include the issue of senior and subordinated securities (e.g., the issuance of securities by a special purpose vehicle in multiple classes or "tranches," with one or more classes being senior to other subordinated classes as to the payment of principal and interest, with the result that defaults on the underlying mortgage loans are borne first by the holders of the subordinated class); creation of "reserve funds" (in which case cash or investments, sometimes funded from a portion of the payments on the underlying mortgage loans, are held in reserve against future losses); and "over-collateralization" (in which case the scheduled payments on, or the principal amount of, the underlying mortgage loans exceeds that required to make payment of the securities and pay any servicing or other fees). However, there can be no guarantee that credit enhancements, if any, will be sufficient to prevent losses in the event of defaults on the underlying mortgage loans.


If a portfolio purchases subordinated mortgage-backed securities, the payments of principal and interest on the portfolio's subordinated securities generally will be made only after payments are made to the holders of securities senior to the portfolio's securities. Therefore, if there are defaults on the underlying mortgage loans, a portfolio will be less likely to receive payments of principal and interest, and will be more likely to suffer a loss. Privately issued mortgage-backed securities are not traded on an exchange and there may be a limited market for the securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. Without an active trading market, mortgage-backed securities held in a portfolio's portfolio may be particularly difficult to value because of the complexities involved in assessing the value of the underlying mortgage loans.


In addition, mortgage-backed securities that are issued by private issuers are not subject to the underwriting requirements for the underlying mortgages that are applicable to those mortgage-backed securities that have a government or government-sponsored entity guarantee. As a result, the mortgage loans underlying private mortgage-backed securities may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics than government or government-sponsored mortgage-backed securities and have wider variances in a number of terms including interest rate, term, size, purpose and borrower characteristics. Privately issued pools more frequently include second mortgages, high loan-to-value mortgages and manufactured housing loans. The coupon rates and maturities of the underlying mortgage loans in a private-label mortgage-backed securities pool may vary to a greater extent than those included in a government guaranteed pool, and the pool may include subprime mortgage loans. Subprime loans refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their loans. For these reasons, the loans underlying these securities have had in many cases higher default rates than those loans that meet government underwriting requirements.

The risk of non-payment is greater for mortgage-backed securities that are backed by mortgage pools that contain subprime loans, but a level of risk exists for all loans. Market factors adversely affecting mortgage loan repayments may include a general economic turn-down, high unemployment, a general slowdown in the real estate market, a drop in the market prices of real estate, or an increase in interest rates resulting in higher mortgage payments by holders of adjustable rate mortgages.

Privately issued mortgage-backed securities are not traded on an exchange and there may be a limited market for the securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. Without an active trading market, mortgage-backed securities held in a portfolio may be particularly difficult to value because of the complexities involved in assessing the value of the underlying mortgage loans.

ASSET-BACKED SECURITIES

Subject to a portfolio's investment restrictions and policies, asset-backed securities represent interests in pools of consumer loans (generally unrelated to mortgage loans) and most often are structured as pass-through securities. Interest and principal payments ultimately depend on payment of the underlying loans by individuals, although the securities may be supported by letters of credit or other credit enhancements. The underlying assets (e.g., loans) are subject to prepayments that shorten the securities' weighted average life and may lower their returns. If the credit support or enhancement is exhausted, losses or delays in payment may result if the required payments of principal and interest are not made. The value of these securities also may change because of changes in the market's perception of the creditworthiness of the servicing agent for the pool, the originator of the pool, or the financial institution providing the credit support or enhancement. A portfolio will invest its assets in asset-backed securities subject to any limitations set forth in its investment policies or restrictions.

Asset-backed securities have many of the same characteristics and risks as the mortgage-related securities described above, except that asset-backed securities may be backed by non-real-estate loans, leases or receivables such as auto, credit card or home equity loans.

Non-mortgage asset-backed securities include interests in pools of receivables, such as motor vehicle installment purchase obligations and credit card receivables. Such securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets.

Non-mortgage asset-backed securities are not issued or guaranteed by the U.S. Government or its agencies or government-sponsored entities; however, the payment of principal and interest on such obligations may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution (such as a bank or insurance company) unaffiliated with the issuers of such securities. In addition, such securities generally will have remaining estimated lives at the time of purchase of five years or less.

The purchase of non-mortgage asset-backed securities raises considerations peculiar to the financing of the instruments underlying such securities. For example, most organizations that issue asset-backed securities relating to motor vehicle installment purchase obligations perfect their interests in their respective obligations only by filing a financing statement and by having the servicer of the obligations, which is usually the originator, take custody thereof. In such circumstances, if the servicer were to sell the same obligations to another party, in violation of its duty not to do so, there is a risk that such party could acquire an interest in the obligations superior to that of holders of the asset-backed securities. Also, although most such obligations grant a security interest in the motor vehicle being financed, in most states the security interest in a motor vehicle must be noted on the certificate of title to perfect such security interest against competing claims of other parties. Due to the large number of vehicles involved, however, the certificate of title to each vehicle financed, pursuant to the obligations underlying the asset-backed securities, usually is not amended to reflect the assignment of the seller's security interest for the benefit of the holders of the asset-backed securities. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on those securities. In addition, various state and federal laws give the motor vehicle owner the right to assert against the holder of the owner's obligation certain defenses such owner would have against the seller of the motor vehicle. The assertion of such defenses could reduce payments on the related asset-backed securities. Insofar as credit card receivables are concerned, credit card holders are entitled to the protection of a number of state and federal consumer credit laws, many of which give such holders the right to set off certain amounts against balances owed on the credit card, thereby reducing the amounts paid on such receivables. In addition, unlike most other asset-backed securities, credit card receivables are unsecured obligations of the cardholder.


Asset-backed securities are relatively new and untested instruments and may be subject to greater risk of default during periods of economic downturn than other securities which could result in possible losses to a portfolio. In addition, the secondary market for asset-backed securities may not be as liquid as the market for other securities which may result in a portfolio's experiencing difficulty in valuing asset-backed securities.



Asset-backed securities may present certain risks not relevant to mortgage-backed securities. Assets underlying asset-backed securities such as credit card receivables are generally unsecured, and debtors are entitled to the protection of various state and federal consumer protection laws, some of which provide a right of set-off that may reduce the balance owed.

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PASS-THROUGH SECURITIES

Subject to a portfolio's investment restrictions and policies, a portfolio may invest its net assets in various types of pass-through securities, such as mortgage-backed securities, asset-backed securities and participation interests. A pass-through security is a share or certificate of interest in a pool of debt obligations that have been repackaged by an intermediary, such as a bank or broker-dealer. The purchaser receives an undivided interest in the underlying pool of securities. The issuers of the underlying securities make interest and principal payments to the intermediary, which are passed through to purchasers, such as the portfolio. The most common type of pass-through securities are mortgage-backed securities. GNMA Certificates are mortgage-backed securities that evidence an undivided interest in a pool of mortgage loans. GNMA Certificates differ from traditional bonds in that principal is paid back monthly by the borrowers over the term of the loan rather than returned in a lump sum at maturity. The portfolio will generally purchase "modified pass-through" GNMA Certificates, which entitle the holder to receive a share of all interest and principal payments paid and owed on the mortgage pool, net of fees paid to the "issuer" and GNMA, regardless of whether or not the mortgagor actually makes the payment. GNMA Certificates are backed as to the timely payment of principal and interest by the full faith and credit of the U.S. Government.

The Federal Home Loan Mortgage Corporation ("FHLMC") issues two types of mortgage pass-through securities: mortgage participation certificates ("PCs") and guaranteed mortgage certificates ("GMCs"). PCs resemble GNMA Certificates in that each PC represents a pro rata share of all interest and principal payments made and owned on the underlying pool. FHLMC guarantees timely payments of interest on PCs and the full return of principal. GMCs also represent a pro rata interest in a pool of mortgages. However, these instruments pay interest semi-annually and return principal once a year in guaranteed minimum payments. This type of security is guaranteed by FHLMC as to timely payment of principal and interest, but is not backed by the full faith and credit of the U.S. Government.

The Federal National Mortgage Association ("FNMA") issues guaranteed mortgage pass-through certificates ("FNMA Certificates"). FNMA Certificates resemble GNMA Certificates in that each FNMA Certificate represents a pro rata share of all interest and principal payments made and owned on the underlying pool. This type of security is guaranteed by FNMA as to timely payment of principal and interest, but it is not backed by the full faith and credit of the U.S. Government.

OTHER INCOME PRODUCING SECURITIES

Subject to each portfolio's investment restrictions and policies, other types of income-producing securities that a portfolio may purchase include, but are not limited to, the following types of securities:

VARIABLE AND FLOATING RATE OBLIGATIONS. These types of securities are relatively long-term instruments that often carry demand features permitting the holder to demand payment of principal at any time or at specified intervals prior to maturity.

STANDBY COMMITMENTS. These instruments, which are similar to a put, give a portfolio the option to obligate a broker, dealer or bank to repurchase a security held by the portfolio at a specified price.

TENDER OPTION BONDS. Tender option bonds are relatively long-term bonds that are coupled with the agreement of a third party (such as a broker, dealer or bank) to grant the holders of such securities the option to tender the securities to the institution at periodic intervals.

INVERSE FLOATERS. Inverse floaters are instruments whose interest bears an inverse relationship to the interest rate on another security. All portfolios (except Transamerica JPMorgan Core Bond VP) will not invest more than 5% of their assets in inverse floaters. Transamerica JPMorgan Core Bond VP will not invest more than 10% of its assets in inverse floaters.

A portfolio will purchase instruments with demand features, standby commitments and tender option bonds primarily for the purpose of increasing the liquidity of its portfolio. (See Appendix A regarding income-producing securities in which a portfolio may invest.)

ILLIQUID AND RESTRICTED/144A SECURITIES

Subject to its investment restrictions, a portfolio may invest a certain percentage of its net assets in illiquid securities (i.e., securities that are not readily marketable).

In recent years, a large institutional market has developed for certain securities that are not registered under the Securities Act. Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend on an efficient institutional market in which such unregistered securities can readily be resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments.

Rule 144A under the Securities Act, established a "safe harbor" from the registration requirements of the Securities Act, for resales of certain securities to qualified institutional buyers. Institutional markets for restricted securities that might develop as a result of Rule 144A could provide both readily ascertainable values for restricted securities and the ability to liquidate an investment in order to satisfy share redemption orders. An insufficient number of qualified institutional buyers interested in purchasing a Rule 144A-eligible security held by a portfolio could, however, adversely affect the marketability of such portfolio security and the portfolio might be unable to dispose of such security promptly or at reasonable prices.

The Trust's Board of Trustees has authorized each portfolio's sub-adviser to make liquidity determinations with respect to Rule 144A securities in accordance with the guidelines established by the Board of Trustees. Under the guidelines, the portfolio's sub-adviser will consider the following factors in determining whether a Rule 144A security is liquid: 1) the frequency of trades and quoted prices for the security; 2) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; 3) the willingness of dealers to undertake to make a market in the security; and 4) the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer. The sale of illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the OTC markets. The portfolio may be restricted in its ability to sell such securities at a time when a portfolio's sub-adviser deems it advisable to do so. In addition, in order to meet redemption requests, a portfolio may have to sell other assets, rather than such illiquid securities, at a time that is not advantageous.

OTHER INVESTMENT COMPANIES

In accordance with certain provisions of the 1940 Act, certain portfolios may invest up to 10% of their total assets, calculated at the time of purchase, in the securities of investment companies. The 1940 Act also provides that a portfolio generally may not invest (i) more than 5% of its total assets in the securities of any one investment company or (ii) in more than 3% of the voting securities of any other investment company. A portfolio will indirectly bear its proportionate share of any investment advisory fees and expenses paid by the funds in which it invests, in addition to the investment advisory fee and expenses paid by the portfolio.


BlackRock Investment Management, LLC has received an exemptive order from the SEC permitting funds that are sub-advised by it to invest in affiliated registered money market funds and in an affiliated private investment company; provided however, that, among other limitations, in all cases the portfolio's aggregate investment of cash in shares of such investment companies shall not exceed 25% of its total assets at any time.


BANK AND THRIFT OBLIGATIONS

Bank and thrift obligations in which a portfolio may invest are limited to dollar-denominated certificates of deposit, time deposits and bankers' acceptances issued by bank or thrift institutions. Certificates of deposit are short-term, unsecured, negotiable obligations of commercial banks and thrift institutions. Time deposits are non-negotiable deposits maintained in bank or thrift institutions for specified periods of time at stated interest rates. Bankers' acceptances are negotiable time drafts drawn on commercial banks usually in connection with international transactions.

Bank and thrift obligations in which the portfolio invests may be, but are not required to be, issued by institutions that are insured by the Federal Deposit Insurance Corporation (the "FDIC"). Bank and thrift institutions organized under Federal law are supervised and examined by federal authorities and are required to be insured by the FDIC. Institutions organized under state law are supervised and examined by state banking authorities but are insured by the FDIC only if they so elect. State institutions insured by the FDIC are subject to federal examination and to a substantial body of Federal law regulation. As a result of federal and state laws and regulations, federally insured bank and thrift institutions are, among other things, generally required to maintain specified levels of reserves and are subject to other supervision and regulation designed to promote financial soundness.

Obligations of foreign branches of domestic banks and of United Kingdom branches of foreign banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and governmental regulation. Such obligations are subject to different risks than are those of domestic banks or domestic branches of foreign banks. These risks include foreign economic and political developments, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign exchange controls and foreign withholding and other taxes on interest income. Foreign branches of domestic banks and United Kingdom branches of foreign banks are not necessarily subject to the same or similar regulatory requirements that apply to domestic banks, such as mandatory reserve requirements, loan limitations and accounting, auditing and financial recordkeeping requirements. In addition, less information may be publicly available about a foreign branch of a domestic bank or about a foreign bank than about a domestic bank. Certificates of deposit issued by wholly owned Canadian subsidiaries of domestic banks are guaranteed as to repayment of principal and interest (but not as to sovereign risk) by the domestic parent bank.

Obligations of domestic branches of foreign banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by governmental regulation as well as governmental action in the country in which the foreign bank has its head office. A domestic branch of a foreign bank with assets in excess of $1 billion may or may not be subject to reserve requirements imposed by the Federal Reserve System or by the state in which the branch is located if the branch is licensed by that state. In addition, branches licensed by the Comptroller of the Currency and branches licensed by certain states ("State Branches") may or may not be required to: (i) pledge to the regulator, by depositing assets with a designated bank within the state, an amount of its assets equal to 5% of its total liabilities; and (ii) maintain assets within the state in an amount equal to a specified percentage of the aggregate amount of liabilities of the foreign bank payable at or through all of its agencies or branches within the state. The deposits of State Branches may not necessarily be insured by the FDIC.


A portfolio may purchase obligations, or all or a portion of a package of obligations, of smaller institutions that are federally insured, provided the obligation of any single institution does not exceed the then current federal insurance coverage of the obligation.


INVESTMENTS IN THE REAL ESTATE INDUSTRY AND REAL ESTATE INVESTMENT TRUSTS ("REITS")

REITs are pooled investment vehicles which invest primarily in income-producing real estate, or real-estate-related loans or interests. REITs are generally classified as equity REITs, mortgage REITs, or hybrid REITs.

Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Hybrid REITs invest their assets in both real property and mortgages. REITs are not taxed on income distributed to policyowners provided they comply with several requirements of the Internal Revenue Code of 1986, as amended (the "Code").

Investments in the real estate industry are subject to risks associated with direct investment in real estate. Such risks include, but are not limited to: declining real estate values, risks related to general and local economic conditions, overbuilding; increased competition for assets in local and regional markets, changes in zoning laws, difficulties in completing construction, changes in real estate value and property taxes, increases in operating expenses or interest rates, changes in neighborhood values or the appeal of properties to tenants, insufficient levels of occupancy, and inadequate rents to cover operating expenses. The performance of securities issued by companies in the real estate industry also may be affected by management of insurance risks, adequacy of financing available in capital markets, the competence of management, changes in applicable laws and governmental regulations (including taxes) and social and economic trends.

REITs also may subject a portfolio to certain risks associated with the direct ownership of real estate. As described above, these risks include, among others: possible declines in the value of real estate; possible lack of availability of mortgage funds; extended vacancies of properties; risks related to general and local economic conditions; overbuilding; increases in competition, property taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of, liability to third parties for damages resulting from, environmental problems, casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; and changes in interest rates.

Investing in REITs involves certain unique risks, in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, default by borrowers, self-liquidation and the possibilities of failing to qualify for the exemption from tax for distributed income under the Code. REITs (especially mortgage REITs) are also subject to interest rate risk. (See "Debt Securities and Fixed-Income Investing" below.)


Certain portfolios may invest in foreign real estate companies, which are similar to entities organized and operated as REITs in the United States. Foreign real estate companies may be subject to laws, rules and regulations governing those entities and their failure to comply with those laws, rules and regulations could negatively impact the performance of those entities. In addition, investments in REITs and foreign real estate companies may involve duplication of management fees and certain other expenses, and a portfolio indirectly bears its proportionate share of any expenses paid by REITs and foreign real estate companies in which it invests.


VARIABLE RATE MASTER DEMAND NOTES

Variable rate master demand notes are unsecured commercial paper instruments that permit the indebtedness thereunder to vary and provide for periodic adjustment in the interest rate. Because variable rate master demand notes are direct lending arrangements between a portfolio and the issuer, they are not normally traded.

Although no active secondary market may exist for these notes, a portfolio may demand payment of principal and accrued interest at any time or may resell the note to a third party. While the notes are not typically rated by credit rating agencies, issuers of variable rate master demand notes must satisfy a sub-adviser that the ratings are within the two highest ratings of commercial paper.

In addition, when purchasing variable rate master demand notes, a sub-adviser will consider the earning power, cash flows, and other liquidity ratios of the issuers of the notes and will continuously monitor their financial status and ability to meet payment on demand.

In the event an issuer of a variable rate master demand note defaulted on its payment obligations, a portfolio might be unable to dispose of the note because of the absence of a secondary market and could, for this or other reasons, suffer a loss to the extent of the default.

DEBT SECURITIES AND FIXED-INCOME INVESTING

Debt securities include securities such as corporate bonds and debentures; commercial paper; trust preferreds, debt securities issued by the U.S. Government, its agencies and instrumentalities; or foreign governments; asset-backed securities; CMOs; zero coupon bonds; floating rate, inverse floating rate and index obligations; "strips"; structured notes; pay-in-kind and step securities.

Fixed-income investing is the purchase of a debt security that maintains a level of income that does not change. For instance, bonds paying interest at a specified rate that does not change are fixed-income securities. When a debt security is purchased, the portfolio owns "debt" and becomes a creditor to the company or government.

Consistent with each portfolio's investment policies, a portfolio may invest in fixed income instruments, which include securities issued by the U.S. Government, its agencies or government-sponsored enterprises; corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper; mortgage-backed and other asset-backed securities; inflation-indexed bonds issued both by governments and corporations; structured notes, including hybrid or "indexed" securities, event-linked bonds and loan participations; delayed funding loans and revolving credit facilities; bank certificates of deposit, fixed time deposits and bankers' acceptances; repurchase agreements and reverse repurchase agreements; debt securities issued by state or local governments and their agencies, authorities and other government-sponsored enterprises; obligations of non-U.S. governments or their subdivisions, agencies and government-sponsored enterprises; and obligations of international agencies or supranational entities. The portfolios may invest in derivatives based on fixed income instruments.

Fixed-income securities generally include short- and long-term government, corporate and municipal obligations that pay a specified rate of interest or coupons for a specified period of time, or preferred stock, which pays fixed dividends. Coupon and dividend rates may be fixed for the life of the issue or, in the case of adjustable and floating rate securities, for a shorter period of time. A portfolio may vary the average maturity of its portfolio of debt securities based on the sub-adviser's analysis of interest rate trends and factors.

Bonds rated Baa by Moody's or BBB by S&P are considered medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payment prospects and principal security for such bonds appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics. (See Appendix B for a description of debt securities ratings.)

In the event that a security is rated by different agencies and receives different ratings from these agencies, the portfolio will treat the security as being rated in the highest rating category received from an agency. Credit rating criteria is applied at the time the portfolio purchases a security and the portfolio may choose not to sell securities that are downgraded below investment grade after their purchases. The sub-adviser in its reasonable judgment will determine what rating to assign to unrated securities.

Investments in debt securities are generally subject to both credit risk and market risk. Credit risk relates to the ability of the issuer to meet interest or principal payments, or both, as they come due. Market risk relates to the fact that the market values of the debt securities in which the portfolio invests generally will be affected by changes in the level of interest rates. An increase in interest rates will tend to reduce the market value of debt securities, whereas a decline in interest rates will tend to increase their value.

Generally, shorter-term securities are less sensitive to interest rate changes, but longer-term securities offer higher yields. A portfolio's share price and yield will also depend, in part, on the quality of its investments in debt securities. Such securities may be affected by changes in the creditworthiness of the issuer of the security. The extent that such changes are reflected in the portfolio's share price will depend upon the extent of the portfolio's investment in such securities.

Recent market events. The fixed-income markets are experiencing a period of extreme volatility which has negatively impacted market liquidity conditions. Initially, the concerns of market participants were focused on the subprime segment of the mortgage-backed securities market. However, these concerns have since expanded to include a broad range of mortgage-and asset-backed and other fixed income securities, including those rated investment grade, the U.S. and international credit and interbank money markets generally, and a wide range of financial institutions and markets, asset classes and sectors. As a result, fixed income instruments are experiencing liquidity issues, increased price volatility, credit downgrades, and increased likelihood of default. Securities that are less liquid are more difficult to value and may be hard to dispose of. Domestic and international equity markets have also been experiencing heightened volatility and turmoil, with issuers that have exposure to the real estate, mortgage and credit markets particularly affected. During times of market turmoil, investors tend to look to the safety of securities issued or backed by the U.S. Treasury, causing the prices of these securities to rise, and the yield to decline. These events and the continuing market upheavals may have an adverse effect on the portfolios.

STRUCTURED NOTES

The values of the structured notes in which a portfolio may invest are linked to equity securities or equity indices ("reference instruments"). These instruments differ from other types of debt securities in several respects. The interest rate or principal amount payable at maturity may vary based on changes in the equity security or index. A structured note may be positively or negatively indexed; that is, its value or interest rate may increase or decrease if the value of the reference instrument increases. Further, the change in the principal amount payable with respect to, or the interest rate of, a structured note may be a multiple of the percentage change (positive or negative) in the value of the underlying reference instrument(s).

Investments in structured notes involve certain risks, including the credit risk of the issuer and the normal risks of price changes in response to changes in interest rates. Further, in the case of certain structured notes, a decline in the reference instrument may cause the interest rate to be reduced to zero and any further declines in the reference instrument may then reduce the principal amount payable on maturity. Finally, these securities may be less liquid than other types of securities, and may be more volatile than their underlying reference instruments.

HIGH-YIELD/HIGH-RISK SECURITIES

High-yield/high-risk securities (or "junk bonds") are debt securities rated below investment grade by the primary rating agencies (such as S&P and Moody's). (See Appendix B for a description of debt securities rating.)

The value of lower-quality securities generally is more dependent on the ability of the issuer to meet interest and principal payments (i.e., credit risk) than is the case for higher-quality securities. Conversely, the value of higher-quality securities may be more sensitive to interest rate movements than lower-rated securities. Issuers of high-yield securities may not be as strong financially as those issuing bonds with higher credit ratings. Investments in such companies are considered to be more speculative than higher-quality investments.

Issuers of high-yield securities are more vulnerable to real or perceived economic changes (for instance, an economic downturn or prolonged period of rising interest rates), political changes or adverse developments specific to the issuer. Adverse economic, political or other developments may impair the issuer's ability to service principal and interest obligations, to meet projected business goals and to obtain additional financing, particularly if the issuer is highly leveraged. In the event of a default, a portfolio would experience a reduction of its income and could expect a decline in the market value of the defaulted securities.

The market for lower-quality securities is generally less liquid than the market for higher-quality bonds. Adverse publicity and investor perceptions, as well as new or proposed laws, may also have a greater negative impact on the market for lower-quality securities. Unrated debt, while not necessarily of lower quality than rated securities, may not have as broad a market as higher-quality securities.


Unrated securities are not necessarily of lower credit quality than rated securities, but the markets for lower rated and nonrated securities are more limited than those in which higher-rated securities are traded. The existence of limited markets may make it more difficult for a portfolio to obtain accurate market quotations for purposes of valuing its securities and calculating its net asset value. Moreover, the lack of a liquid trading market may restrict the availability of securities for a portfolio to purchase and may also have the effect of limiting the ability of a portfolio to sell securities at their fair value either to meet redemption requests or to respond to changes in the economy or the financial markets. In addition, an economic downturn or increase in interest rates is likely to have a greater negative effect on: (i) the market for lower-rated and nonrated securities; (ii) the value of high-yield debt securities held by a portfolio; (iii) the new asset value of a portfolio holding such securities; and (iv) the ability of the bonds' issuers to repay principal and interest, meet projected business goals and obtain additional financing than on higher-rated securities.



Lower rated debt obligations also present risks based on payment expectations. If an issuer calls the obligation for redemption, a portfolio may have to replace the security with a lower yielding security, resulting in a decreased return for investors. Also, the principal value of bonds moves inversely with movements in interest rates; in the event of rising interest rates, the value of the securities held by a portfolio may decline more than a portfolio consisting of higher rated securities. If a portfolio experiences

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unexpected net redemptions, it may be forced to sell its higher rated bonds, resulting in a decline in the overall credit quality of the securities held by the portfolio and increasing the exposure of the portfolio to the risks of lower rated securities.



Subsequent to its purchase by a portfolio, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the portfolio. Neither event will require sale of these securities by the portfolio, but a sub-adviser will consider the event in determining whether a portfolio should continue to hold the security.


TRADE CLAIMS

Trade claims are interests in amounts owed to suppliers of goods or services and are purchased from creditors of companies in financial difficulty. Trade claims offer the potential for profits since they are often purchased at a significant discount from face value and, consequently, may generate capital appreciation in the event that the market value of the claim increases as the debtor's financial position improves or the claim is paid.

An investment in trade claims is speculative and carries a high degree of risk. Trade claims are illiquid securities that generally do not pay interest, and there can be no guarantee that the debtor will ever be able to satisfy the obligation on the trade claim. The markets in trade claims are not regulated by federal securities laws or the SEC. Because trade claims are unsecured, holders of trade claims may have a lower priority in terms of payment than certain other creditors in a bankruptcy proceeding.

BRADY BONDS

Subject to its investment policies and restrictions, a portfolio may invest in Brady Bonds. Brady Bonds are securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the "Brady Plan"). Brady Plan debt restructurings have been implemented to date in Argentina, Brazil, Bulgaria, Costa Rica, Croatia, Dominican Republic, Ecuador, Jordan, Mexico, Morocco, Nigeria, Panama, Peru, the Philippines, Poland, Slovenia, Uruguay and Venezuela. Brady Bonds have been issued only recently, and for that reason do not have a long payment history. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (but primarily the U.S. dollar) and are actively traded in over-the-counter secondary markets. U.S.-dollar-denominated, collateralized Brady Bonds, which may be fixed-rate bonds or floating-rate bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds. Brady Bonds are often viewed as having three or four valuation components: the collateralized repayment of principal at maturity; the collateralized interest payments; the uncollateralized interest payments; and any uncollateralized repayment of principal at maturity (the uncollateralized amounts constituting the "residual risk"). In light of the residual risk of Brady Bonds and the history of defaults of countries issuing Brady Bonds with respect to commercial bank loans by public and private entities, investments in Brady Bonds may be viewed as speculative.

COLLATERALIZED DEBT OBLIGATIONS


A portfolio may invest in collateralized debt obligations ("CDOs"), which includes collateralized bond obligations ("CBOs"), collateralized loan obligations ("CLOs") and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high-risk, below-investment-grade, fixed-income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Although certain CDOs may receive credit enhancement in the form of a senior-subordinate structure, over-collateralization or bond insurance, such enhancement may not always be present, and may fail to protect a fund against the risk of loss on default of the collateral. Certain CDOs may use derivatives contracts to create "synthetic" exposure to assets rather than holding such assets directly. CDOs may charge management fees and administrative expenses, which are in addition to those of a portfolio.


For both CBOs and CLOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the "equity" tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically has higher ratings and lower yields than its underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO or CLO securities as a class.

The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a portfolio invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by a portfolio as illiquid securities; however, an active dealer

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market may exist for CDOs allowing a CDO to qualify for Rule 144A transactions.
In addition to the normal risks associated with fixed-income securities discussed elsewhere in this SAI and a portfolio's prospectuses (e.g., interest rate risk and default risk), CDOs carry additional risks including, but are not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) a portfolio may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

DOLLAR ROLL TRANSACTIONS

A portfolio may enter into "dollar roll" transactions, which consist of the sale by the portfolio to a bank or broker-dealer (the "counterparty") of Government National Mortgage Association certificates or other mortgage-backed securities together with a commitment to purchase from the counterparty similar, but not identical, securities at a future date. The counterparty receives all principal and interest payments, including prepayments, made on the security while it is the holder. A portfolio receives a fee from the counterparty as consideration for entering into the commitment to purchase. Dollar rolls may be renewed over a period of several months with a different repurchase price and a cash settlement made at each renewal without physical delivery of securities. Moreover, the transaction may be preceded by a firm commitment agreement pursuant to which a portfolio agrees to buy a security on a future date.

A portfolio will not use such transactions for leveraging purposes and, accordingly, will segregate cash, U.S. government securities or other liquid assets in an amount sufficient to meet its purchase obligations under the transactions. (The Transamerica U.S. Government Securities Portfolio will also maintain asset coverage of at least 300% for all outstanding firm commitments, dollar rolls and other borrowings.)

Dollar rolls are treated for purposes of the 1940 Act, as borrowings of a portfolio because they involve the sale of a security coupled with an agreement to repurchase. Like all borrowings, a dollar roll involves costs to a portfolio. For example, while a portfolio receives a fee as consideration for agreeing to repurchase the security, the portfolio forgoes the right to receive all principal and interest payments while the counterparty holds the security. These payments to the counterparty may exceed the fee received by a portfolio, thereby effectively charging the portfolio interest on its borrowing. Further, although a portfolio can estimate the amount of expected principal prepayment over the term of the dollar roll, a variation in the actual amount of prepayment could increase or decrease the cost of the portfolio's borrowing.

The entry into dollar rolls involves potential risks of loss that are different from those related to the securities underlying the transactions. For example, if the counterparty becomes insolvent, a portfolio's right to purchase from the counterparty might be restricted. Additionally, the value of such securities may change adversely before a portfolio is able to purchase them. Similarly, the portfolio may be required to purchase securities in connection with a dollar roll at a higher price than may otherwise be available on the open market. Since, as noted above, the counterparty is required to deliver a similar, but not identical, security to a portfolio, the security that the portfolio is required to buy under the dollar roll may be worth less than an identical security. Finally, there can be no assurance that a portfolio's use of the cash that it receives from a dollar roll will provide a return that exceeds borrowing costs.

EXCHANGE TRADED FUNDS ("ETFS")

ETFs are a type of investment company bought and sold on a securities exchange. An ETF represents a fixed portfolio of securities designed to track a particular market index. A portfolio could purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities it is designed to track, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees which increase their costs.

HYBRID INSTRUMENTS

Subject to its investment restrictions and strategies, a portfolio may invest in hybrid instruments. Hybrid instruments have recently been developed and combine the elements of futures contracts or options with those of debt, preferred equity or a depository instrument. Often these hybrid instruments are indexed to the price of a commodity, particular currency, or a domestic or foreign debt or equity securities index. Hybrid instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity. Hybrid instruments may bear interest or pay dividends at below-market (or even relatively nominal) rates. Under certain conditions, the redemption value of such an instrument could be zero. Hybrid instruments can have volatile prices and limited liquidity, and their use may not be successful.

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INDEXED SECURITIES

A portfolio may invest in indexed securities whose value is linked to foreign currencies, interest rates, commodities, indices or other financial indicators. Most indexed securities are short-to intermediate-term, fixed-income securities whose values at maturity (i.e., principal value) or interest rates rise or fall according to changes in the value of one or more specified underlying instruments. Indexed securities may be positively or negatively indexed (i.e., their principal value or interest rates may increase or decrease if the underlying instrument appreciates), and may have return characteristics similar to direct investments in the underlying instrument or to one or more options on the underlying instrument. Indexed securities may be more volatile than the underlying instrument itself and could involve the loss of all or a portion of the principal amount of, or interest on, the instrument.

DISTRESSED SECURITIES


Certain portfolios may invest in distressed securities. Distressed debt securities are debt securities that are purchased in the secondary market and are the subject of bankruptcy proceedings or otherwise in default as to the repayment of principal and/or interest at the time of acquisition by a fund or are rated in the lower rating categories (Ca or lower by Moody's and CC or lower by S&P) or which, if unrated, are in the judgment of a sub-adviser of equivalent quality. Distressed securities are speculative and involve substantial risks. Generally, a portfolio will invest in distressed securities when the sub-adviser believes they offer significant potential for higher returns or can be exchanged for other securities that offer this potential. However, there can be no assurance that a portfolio will achieve these returns or that the issuer will make an exchange offer or adopt a plan of reorganization. A portfolio will generally not receive interest payments on the distressed securities and may incur costs to protect its investment. In addition, distressed securities involve the substantial risk that principal will not be repaid. Distressed securities and any securities received in an exchange for such securities may be subject to restrictions on resale.


MUNICIPAL FIXED-INCOME SECURITIES

Subject to its investment restrictions and strategies, a portfolio may invest in municipal bonds of any state, territory or possession of the United States ("U.S."), including the District of Columbia. The portfolio may also invest in municipal bonds of any political subdivision, agency or instrumentality (e.g., counties, cities, towns, villages, districts, authorities) of the U.S. or its possessions. Municipal bonds are debt instruments issued by or for a state or local government to support its general financial needs or to pay for special projects such as airports, bridges, highways, public transit, schools, hospitals, housing and water and sewer works.


Interest payments received by holders of these securities are generally not subject to U.S. federal income tax. Municipal bonds may also be issued to refinance public debt. Municipal bonds are mainly divided between "general obligation" and "revenue" bonds. General obligation bonds are backed by the full faith and credit of governmental issuers with the power to tax. They are repaid from the issuer's general revenues. Payment, however, may be dependent upon legislative approval and may be subject to limitations on the issuer's taxing power. Enforcement of payments due under general obligation bonds varies according to the law applicable to the issuer. In contrast, revenue bonds are supported only by the revenues generated by the project or facility.


A portfolio may also invest in industrial development bonds. Such bonds are usually revenue bonds issued to pay for facilities with a public purpose operated by private corporations. The credit quality of industrial development bonds is usually directly related to the credit standing of the owner or user of the facilities. To qualify as a municipal bond, the interest paid on an industrial development bond must qualify as fully exempt from federal income tax. However, the interest paid on an industrial development bond may be subject to the federal alternative minimum tax.

The yields on municipal bonds depend on such factors as market conditions, the financial condition of the issuer and the issue's size, maturity date and rating. Municipal bonds are rated by S&P, Moody's and Fitch IBCA, Inc. Such ratings, however, are opinions, not absolute standards of quality. Municipal bonds with the same maturity, interest rates and rating may have different yields, while municipal bonds with the same maturity and interest rate, but different ratings, may have the same yield. Once purchased by the portfolio, a municipal bond may cease to be rated or receive a new rating below the minimum required for purchase by the portfolio. Neither event would require the portfolio to sell the bond, but the portfolio's investment adviser would consider such events in determining whether the portfolio should continue to hold it.

A portfolio may invest in Residual Interest Bonds (sometimes referred to as inverse floaters) ("RIBs"), which brokers create by depositing a Municipal Bond in a trust. The trust in turn issues a variable rate security and RIBs. The interest rate on the short-term component is reset by an index or auction process normally every seven to 35 days, while the RIB holder receives the balance of the income from the underlying Municipal Bond less an auction fee. Therefore, rising short-term interest rates result in lower income for the RIB, and vice versa. An investment in RIBs typically will involve greater risk than an investment in a fixed rate bond. RIBs have interest rates that bear an inverse relationship to the interest rate on another security or the value of an index. Because increases in the interest rate on the other security or index reduce the residual interest paid on a RIB, the value of a RIB is generally more volatile than that of a fixed rate bond. RIBs have interest rate adjustment formulas that generally reduce or, in the extreme, eliminate the interest paid to the portfolios when short-term interest rates rise, and increase the interest paid to the portfolios when short-term interest rates

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fall. RIBs have varying degrees of liquidity that approximate the liquidity of the underlying bond(s), and the market price for these securities is volatile. RIBs can be very volatile and may be less liquid than other Municipal Bonds of comparable maturity. These securities will generally underperform the market of fixed rate bonds in a rising interest rate environment, but tend to outperform the market of fixed rate bonds when interest rates decline or remain relatively stable. Although volatile, RIBs typically offer the potential for yields exceeding the yields available on fixed rate bonds with comparable credit quality, coupon, call provisions and maturity. To the extent permitted by each portfolio's investment objectives and general investment policies, a portfolio may invest in RIBs without limitation.

In a transaction in which a portfolio purchases a RIB from a trust, and the underlying Municipal Bond was held by the portfolio prior to being deposited into the trust, the portfolio treats the transaction as a secured borrowing for financial reporting purposes. As a result, the portfolio will incur a non-cash interest expense with respect to interest paid by the trust on the variable rate securities, and will recognize additional interest income in an amount directly corresponding to the non-cash interest expense. Therefore, the portfolio's net asset value per share and performance are not affected by the non-cash interest expense. This accounting treatment does not apply to RIBs acquired by the portfolios where the portfolios did not previously own the underlying Municipal Bond.

The ability of the portfolio to achieve its investment objective depends upon the continuing ability of the issuers of municipal bonds to pay interest and principal when due. Municipal bonds are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. Such laws extend the time for payment of principal and/or interest, and may otherwise restrict the portfolio's ability to enforce its rights in the event of default. Since there is generally less information available on the financial condition of municipal bond issuers compared to other domestic issuers of securities, the portfolio's investment adviser may lack sufficient knowledge of an issue's weaknesses. Other influences, such as litigation, may also materially affect the ability of an issuer to pay principal and interest when due. In addition, the market for municipal bonds is often thin and can be temporarily affected by large purchases and sales, including those by the portfolio.

From time to time, Congress has considered restricting or eliminating the federal income tax exemption for interest on municipal bonds. Such actions could materially affect the availability of municipal bonds and the value of those already owned by the portfolio. If such legislation were passed, the Trust's Board of Trustees may recommend changes in the portfolio's investment objectives and policies.

PASSIVE FOREIGN INVESTMENT COMPANIES

A portfolio may purchase the securities of certain foreign investment funds or trusts called passive foreign investment companies. Such trusts have been the only or primary way to invest in certain countries. In addition to bearing their proportionate share of the portfolio's expenses (management fees and operating expenses), shareholders will also indirectly bear similar expenses of such trusts. Capital gains on the sale of such holdings are considered ordinary income regardless of how long the portfolio held its investment. In addition, the portfolio may be subject to corporate income tax and an interest charge on certain dividends and capital gains earned from these investments, regardless of whether such income and gains are distributed to shareholders.


To avoid such tax and interest, the portfolio intends to treat these securities as sold on the last day of its fiscal year and recognize any gains for tax purposes at that time; deductions for losses are allowable only to the extent of any gains resulting from these deemed sales for prior taxable years. Such gains and losses will be treated as ordinary income. The portfolio will be required to distribute each year any resulting income even though it has not sold the security and received cash to pay such distributions. A portfolio might obtain such cash from selling other portfolio holdings. These actions are likely to reduce the assets to which a portfolio's expenses could be allocated and to reduce the rate of return for the portfolio. In some circumstances, such sales might be necessary in order to satisfy cash distribution requirements even though investment considerations might otherwise make it undesirable for the portfolio to sell the securities at the time.


PREFERRED STOCKS

A portfolio may purchase preferred stock. Preferred stock, unlike common stock, has a stated dividend rate payable from the corporation's earnings. Preferred stock dividends may be cumulative or non-cumulative, participating or non-participating, or auction rate. "Cumulative" dividend provisions require all or a portion of prior unpaid dividends to be paid.

If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, which can be a negative feature when interest rates decline. Preferred stock also generally has a preference over common stock on the distribution of a corporation's assets in the event of liquidation of the corporation. Preferred stock may be "participating" stock, which means that it may be entitled to a dividend exceeding the stated dividend in certain cases. The rights of preferred stock on distribution of a corporation's assets in the event of a liquidation are generally subordinate to the rights associated with a corporation's debt securities.

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LOAN PARTICIPATIONS AND ASSIGNMENTS

Certain portfolios may purchase participations in commercial loans. Such indebtedness may be secured or unsecured. Loan participations typically represent direct participation in a loan to a corporate borrower, and generally are offered by banks or other financial institutions or lending syndicates. The portfolio may participate in such syndications, or can buy part of a loan, becoming a part lender. When purchasing loan participations, the portfolio assumes the credit risk associated with the corporate borrower and may assume the credit risk associated with an interposed bank or other financial intermediary. The participation interests in which the portfolio intends to invest may not be rated by any nationally recognized rating service.

A loan is often administered by an agent bank acting as agent for all holders. The agent bank administers the terms of the loan, as specified in the loan agreement. In addition, the agent bank is normally responsible for the collection of principal and interest payments from the corporate borrower and the apportionment of these payments to the credit of all institutions that are parties to the loan agreement. Unless, under the terms of the loan or other indebtedness, the portfolio has direct recourse against the corporate borrower, the portfolio may have to rely on the agent bank or other financial intermediary to apply appropriate credit remedies against a corporate borrower.

A financial institution's employment as agent bank might be terminated in the event that it fails to observe a requisite standard of care or becomes insolvent. A successor agent bank would generally be appointed to replace the terminated agent bank, and assets held by the agent bank under the loan agreement should remain available to holders of such indebtedness. However, if assets held by the agent bank for the benefit of the portfolio were determined to be subject to the claims of the agent bank's general creditors, the portfolio might incur certain costs and delays in realizing payment on a loan or loan participation and could suffer a loss of principal and/or interest. In situations involving other interposed financial institutions (e.g., an insurance company or governmental agency) similar risks may arise.

Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the corporate borrower for payment of principal and interest. If the portfolio does not receive scheduled interest or principal payments on such indebtedness, the portfolio's share price and yield could be adversely affected. Loans that are fully secured offer the portfolio more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower's obligation, or that the collateral can be liquidated.

The portfolio may invest in loan participations with credit quality comparable to that of issuers of its securities investments. Indebtedness of companies whose creditworthiness is poor involves substantially greater risks, and may be highly speculative. Some companies may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Consequently, when investing in indebtedness of companies with poor credit, the portfolio bears a substantial risk of losing the entire amount invested.

The portfolio limits the amount of its total assets that it will invest in any one issuer or in issuers within the same industry. For purposes of these limits, the portfolio generally will treat the corporate borrower as the "issuer" of indebtedness held by the portfolio. In the case of loan participations where a bank or other lending institution serves as a financial intermediary between the portfolio and the corporate borrower, if the participation does not shift to the portfolio the direct debtor-creditor relationship with the corporate borrower, SEC interpretations require the portfolio to treat both the lending bank or other lending institution and the corporate borrower as "issuers" for the purposes of determining whether the portfolio has invested more than 5% of its total assets in a single issuer. Treating a financial intermediary as an issuer of indebtedness may restrict the portfolio's ability to invest in indebtedness related to a single financial intermediary, or a group intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

Loans and other types of direct indebtedness may not be readily marketable and may be subject to restrictions on resale. In some cases, negotiations involved in disposing of indebtedness may require weeks to complete. Consequently, some indebtedness may be difficult or impossible to dispose of readily at what a sub-adviser believes to be a fair price. In addition, valuation of illiquid indebtedness involves a greater degree of judgment in determining the portfolio's net asset value than if that value were based on available market quotations, and could result in significant variations in the portfolio's daily share price. At the same time, some loan interests are traded among certain financial institutions and accordingly may be deemed liquid. As the market for different types of indebtedness develops, the liquidity of these instruments is expected to improve. In addition, the portfolio currently intends to treat indebtedness for which there is no readily available markets as illiquid for purposes of the portfolio's limitation or illiquid investments. Investments in loan participations are considered debt obligations for purposes of the portfolio's investment restrictions relating to the lending of funds or assets by the portfolio.

Investments in loans through a direct assignment of the financial institution's interests with respect to the loan may involve additional risks to the portfolio. For example, if a loan is foreclosed, the portfolio could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, the portfolio could be held liable as co-lender. It is unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, the

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portfolio relies on the sub-adviser's research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the portfolio.

EVENT-LINKED BONDS

Certain portfolios may invest up to 5% of its net assets in "event-linked bonds," which are fixed-income securities for which the return of principal and payment of interest is contingent on the non-occurrence of specific "trigger" event, such as a hurricane, earthquake, or other physical or weather-related phenomenon. Some event-linked bonds are commonly referred to as "catastrophe bonds." If a trigger event occurs, the portfolio may lose a portion or all of its principal invested in the bond. Event-linked bonds often provide for an extension of maturity to process and audit loss claims where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. Event-linked bonds may also expose the portfolio to certain unanticipated risks including credit risk, adverse regulatory or jurisdictional interpretations, and adverse tax consequences. Event-linked bonds may also be subject to liquidity risk.


SPECIAL CONSIDERATIONS (TRANSMERICA PROFUND ULTRABEAR VP ONLY)



Transamerica ProFund UltraBear VP presents certain risks, some of which are further described below.



CORRELATION AND TRACKING. A number of factors may affect the ability of Transamerica ProFund UltraBear VP to achieve correlation with its benchmark, the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500 Index"). Among these factors are: (1) Transamerica ProFund UltraBear VP's expenses, including brokerage (which may be increased by high portfolio turnover) and the cost of the investment techniques employed by Transamerica ProFund UltraBear VP; (2) less than all of the securities in the index underlying Transamerica ProFund UltraBear VP's benchmark being held by Transamerica ProFund UltraBear VP and/or securities not included in the index being held by Transamerica ProFund UltraBear VP; (3) an imperfect correlation between the performance of instruments held by Transamerica ProFund UltraBear VP, such as futures contracts and options, and the performance of the underlying securities in the cash market; (4) bid-ask spreads (the effect of which may be increased by portfolio turnover); (5) holding instruments traded in a market that has become illiquid or disrupted; (6) Transamerica ProFund UltraBear VP's share prices being rounded to the nearest cent; (7) changes to the index underlying the benchmark; (8) the need to conform Transamerica ProFund UltraBear VP's portfolio holdings to comply with investment restrictions or policies or regulatory or tax law requirements;
(9) actual purchases and sales of the shares of Transamerica ProFund UltraBear VP may differ from estimated transactions reported prior to the time share prices are calculated; (10) limit up or limit down trading halts on options or futures contracts which may prevent Transamerica ProFund UltraBear VP from purchasing or selling options or futures contracts; (11) early and unanticipated closings of the markets on which the holdings of Transamerica ProFund UltraBear VP trade, resulting in the inability of Transamerica ProFund UltraBear VP to execute intended portfolio transactions; and (12) fluctuations in currency exchange rates. While a close correlation of Transamerica ProFund UltraBear VP to its benchmark may be achieved on any single trading day, over time the cumulative percentage increase or decrease in the NAV of the shares of Transamerica ProFund UltraBear VP may diverge significantly from the cumulative percentage decrease or increase in the benchmark due to a compounding effect.



LEVERAGE. Transamerica ProFund UltraBear VP employs leverage as a principal investment strategy and it may borrow or use other forms of leverage for investment purposes. Utilization of leverage involves special risks and should be considered to be speculative. Leverage exists when a portfolio achieves the right to a return on a capital base that exceeds the amount the portfolio has invested. Leverage creates the potential for greater gains to shareholders of such portfolio during favorable market conditions and the risk of magnified losses during adverse market conditions. Leverage should cause higher volatility of the NAVs of the portfolio's shares. Leverage may involve the creation of a liability that does not entail any interest costs or the creation of a liability that requires the portfolio to pay interest which would decrease the portfolio's total return to shareholders. If Transamerica ProFund UltraBear VP achieves its investment objective, during adverse market conditions, shareholders should experience a loss greater than they would have incurred had it not been leveraged.



SPECIAL NOTE REGARDING THE CORRELATION RISKS OF A LEVERAGED FUND. As discussed in its prospectus, Transamerica ProFund UltraBear VP is a "leveraged" fund in the sense that it has an investment objective to match a multiple of the performance of the S&P 500 Index on a given day. Transamerica ProFund UltraBear VP is subject to all of the correlation risks described in its prospectus. In addition, there is a special form of correlation risk that derives from Transamerica ProFund UltraBear VP's use of leverage, which is that for periods greater than one day, the use of leverage tends to cause the performance of Transamerica ProFund UltraBear VP to be either greater than or less than the index performance times the stated multiple in the Transamerica ProFund UltraBear VP's investment objective.



Transamerica ProFund UltraBear VP's return for periods longer than one day is primarily a function of index performance; index volatility; financing rates associated with leverage; other portfolio expenses; dividends paid by companies in the index; and period of time.



The performance for a leveraged portfolio can be estimated given any set of assumptions for the factors described above. The tables below illustrate the impact of two factors, index volatility and index performance, on a leveraged portfolio. Index volatility is a statistical measure of the magnitude of fluctuations in the returns of an index and is calculated as the standard deviation of the natural

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logarithms of one plus the index return (calculated daily), multiplied by the square root of the number of trading days per year (assumed to be 252). The tables show estimated portfolio returns for a number of combinations of index performance and index volatility over a one-year period. Assumptions used in the tables include: a) no dividends paid by the companies included in the index; b) no portfolio expenses; and c) borrowing/lending rates (to obtain leverage) of zero percent. If portfolio expenses were included, Transamerica ProFund UltraBear VP's performance would be lower than shown.



The first table below shows an example in which a leveraged portfolio that has an investment objective to correspond to twice (200%) of the daily performance of an index. The leveraged portfolio could be expected to achieve a 20% return on a yearly basis if the index performance was 10%, absent any costs or the correlation risk or other factors described above and in the prospectus. However, as the table shows, with an index volatility of 20%, such portfolio would return 16.3%, again absent any costs or other factors described above and in the prospectus. In the charts below, shaded areas represent those scenarios where a leveraged portfolio with the investment objective described will outperform (i.e., return more than) the index performance times the stated multiple in the portfolio's investment objective; conversely darker-shaded areas represent those scenarios where the portfolio will underperform (i.e., return less than) the index performance times the stated multiple in the portfolio's investment objective.



ESTIMATED PORTFOLIO RETURN OVER ONE YEAR WHEN THE PORTFOLIO OBJECTIVE IS TO SEEK DAILY INVESTMENT RESULTS, BEFORE PORTFOLIO FEES AND EXPENSES AND LEVERAGE COSTS, THAT CORRESPOND TO TWICE (200%) THE DAILY PERFORMANCE OF AN INDEX.



                      200%
ONE YEAR INDEX   ONE YEAR INDEX                             INDEX VOLATILITY
 PERFORMANCE       PERFORMANCE      0%      5%     10%     15%     20%     25%     30%     35%     40%
--------------   --------------   -----   -----   -----   -----   -----   -----   -----   -----   -----
     -40%             -80%        -64.0%  -64.1%  -64.4%  -64.8%  -65.4%  -66.2%  -67.1%  -68.2%  -69.3%
     -35%             -70%        -57.8%  -57.9%  -58.2%  -58.7%  -59.4%  -60.3%  -61.4%  -62.6%  -64.0%
     -30%             -60%        -51.0%  -51.1%  -51.5%  -52.1%  -52.9%  -54.0%  -55.2%  -56.6%  -58.2%
     -25%             -50%        -43.8%  -43.9%  -44.3%  -45.0%  -46.0%  -47.2%  -48.6%  -50.2%  -52.1%
     -20%             -40%        -36.0%  -36.2%  -36.6%  -37.4%  -38.5%  -39.9%  -41.5%  -43.4%  -45.5%
     -15%             -30%        -27.8%  -27.9%  -28.5%  -29.4%  -30.6%  -32.1%  -34.0%  -36.1%  -38.4%
     -10%             -20%        -19.0%  -19.2%  -19.8%  -20.8%  -22.2%  -23.9%  -26.0%  -28.3%  -31.0%
      -5%             -10%         -9.8%  -10.0%  -10.6%  -11.8%  -13.3%  -15.2%  -17.5%  -20.2%  -23.1%
       0%               0%          0.0%   -0.2%   -1.0%   -2.2%   -3.9%   -6.1%   -8.6%  -11.5%  -14.8%
       5%              10%         10.3%   10.0%    9.2%    7.8%    5.9%    3.6%    0.8%   -2.5%   -6.1%
      10%              20%         21.0%   20.7%   19.8%   18.3%   16.3%   13.7%   10.6%    7.0%    3.1%
      15%              30%         32.3%   31.9%   30.9%   29.3%   27.1%   24.2%   20.9%   17.0%   12.7%
      20%              40%         44.0%   43.6%   42.6%   40.8%   38.4%   35.3%   31.6%   27.4%   22.7%
      25%              50%         56.3%   55.9%   54.7%   52.8%   50.1%   46.8%   42.8%   38.2%   33.1%
      30%              60%         69.0%   68.6%   67.3%   65.2%   62.4%   58.8%   54.5%   49.5%   44.0%
      35%              70%         82.3%   81.8%   80.4%   78.2%   75.1%   71.2%   66.6%   61.2%   55.3%
      40%              80%         96.0%   95.5%   94.0%   91.6%   88.3%   84.1%   79.1%   73.4%   67.0%

ESTIMATED PORTFOLIO RETURN OVER ONE YEAR WHEN THE PORTFOLIO OBJECTIVE IS TO SEEK DAILY INVESTMENT RESULTS, BEFORE FEES AND EXPENSES, THAT CORRESPOND TO THE INVERSE OF THE DAILY PERFORMANCE OF AN INDEX.



                   INVERSE OF
ONE YEAR INDEX   ONE YEAR INDEX                             INDEX VOLATILITY
  PERFORMANCE      PERFORMANCE      0%      5%     10%     15%     20%     25%     30%     35%     40%
--------------   --------------   -----   -----   -----   -----   -----   -----   -----   -----   -----
     -40%              40%         66.7%   66.3%   65.0%   63.0%   60.1%   56.6%   52.3%   47.5%   42.0%
     -35%              35%         53.8%   53.5%   52.3%   50.4%   47.8%   44.5%   40.6%   36.1%   31.1%
     -30%              30%         42.9%   42.5%   41.4%   39.7%   37.3%   34.2%   30.6%   26.4%   21.7%
     -25%              25%         33.3%   33.0%   32.0%   30.4%   28.1%   25.3%   21.9%   18.0%   13.6%
     -20%              20%         25.0%   24.7%   23.8%   22.2%   20.1%   17.4%   14.2%   10.6%    6.5%
     -15%              15%         17.6%   17.4%   16.5%   15.0%   13.0%   10.5%    7.5%    4.1%    0.3%
     -10%              10%         11.1%   10.8%   10.0%    8.6%    6.8%    4.4%    1.5%   -1.7%   -5.3%
      -5%               5%          5.3%    5.0%    4.2%    2.9%    1.1%   -1.1%   -3.8%   -6.9%  -10.3%
       0%               0%          0.0%   -0.2%   -1.0%   -2.2%   -3.9%   -6.1%   -8.6%  -11.5%  -14.8%
       5%              -5%         -4.8%   -5.0%   -5.7%   -6.9%   -8.5%  -10.5%  -13.0%  -15.7%  -18.8%
      10%             -10%         -9.1%   -9.3%  -10.0%  -11.1%  -12.7%  -14.6%  -16.9%  -19.6%  -22.5%
      15%             -15%        -13.0%  -13.3%  -13.9%  -15.0%  -16.5%  -18.3%  -20.5%  -23.1%  -25.9%
      20%             -20%        -16.7%  -16.9%  -17.5%  -18.5%  -19.9%  -21.7%  -23.8%  -26.3%  -29.0%
      25%             -25%        -20.0%  -20.2%  -20.8%  -21.8%  -23.1%  -24.8%  -26.9%  -29.2%  -31.8%
      30%             -30%        -23.1%  -23.3%  -23.8%  -24.8%  -26.1%  -27.7%  -29.7%  -31.9%  -34.5%
      35%             -35%        -25.9%  -26.1%  -26.7%  -27.6%  -28.8%  -30.4%  -32.3%  -34.5%  -36.9%
      40%             -40%        -28.6%  -28.7%  -29.3%  -30.2%  -31.4%  -32.9%  -34.7%  -36.8%  -39.1%



ESTIMATED PORTFOLIO RETURN OVER ONE YEAR WHEN THE PORTFOLIO OBJECTIVE IS TO SEEK DAILY INVESTMENT RESULTS, BEFORE FEES AND EXPENSES, THAT CORRESPOND TO TWICE (200%) THE INVERSE OF THE DAILY PERFORMANCE OF AN INDEX.



                 200% INVERSE OF
                    ONE YEAR
ONE YEAR INDEX        INDEX                                  INDEX VOLATILITY
 PERFORMANCE       PERFORMANCE       0%      5%     10%     15%     20%     25%     30%     35%     40%
--------------   ---------------   -----   -----   -----   -----   -----   -----   -----   -----   -----
      -40%             80%         177.8%  175.7%  169.6%  159.6%  146.4%  130.3%  112.0%   92.4%   71.9%
      -35%             70%         136.7%  134.9%  129.7%  121.2%  109.9%   96.2%   80.7%   63.9%   46.5%
      -30%             60%         104.1%  102.6%   98.1%   90.8%   81.0%   69.2%   55.8%   41.3%   26.3%
      -25%             50%          77.8%   76.4%   72.5%   66.2%   57.7%   47.4%   35.7%   23.1%   10.0%
      -20%             40%          56.3%   55.1%   51.6%   46.1%   38.6%   29.5%   19.3%    8.2%   -3.3%
      -15%             30%          38.4%   37.4%   34.3%   29.4%   22.8%   14.7%    5.7%   -4.2%  -14.4%
      -10%             20%          23.5%   22.5%   19.8%   15.4%    9.5%    2.3%   -5.8%  -14.5%  -23.6%
       -5%             10%          10.8%   10.0%    7.5%    3.6%   -1.7%   -8.1%  -15.4%  -23.3%  -31.4%
        0%              0%           0.0%   -0.7%   -3.0%   -6.5%  -11.3%  -17.1%  -23.7%  -30.8%  -38.1%
        5%            -10%          -9.3%  -10.0%  -12.0%  -15.2%  -19.6%  -24.8%  -30.8%  -37.2%  -43.9%
       10%            -20%         -17.4%  -18.0%  -19.8%  -22.7%  -26.7%  -31.5%  -36.9%  -42.8%  -48.9%
       15%            -30%         -24.4%  -25.0%  -26.6%  -29.3%  -32.9%  -37.3%  -42.3%  -47.6%  -53.2%
       20%            -40%         -30.6%  -31.1%  -32.6%  -35.1%  -38.4%  -42.4%  -47.0%  -51.9%  -57.0%
       25%            -50%         -36.0%  -36.5%  -37.9%  -40.2%  -43.2%  -46.9%  -51.1%  -55.7%  -60.4%
       30%            -60%         -40.8%  -41.3%  -42.6%  -44.7%  -47.5%  -50.9%  -54.8%  -59.0%  -63.4%
       35%            -70%         -45.1%  -45.5%  -46.8%  -48.7%  -51.3%  -54.5%  -58.1%  -62.0%  -66.0%
       40%            -80%         -49.0%  -49.4%  -50.5%  -52.3%  -54.7%  -57.7%  -61.1%  -64.7%  -68.4%



The foregoing tables are intended to isolate the effect of index volatility and index performance on the return of a leveraged portfolio. A portfolio's actual returns may be significantly greater or less than the returns shown above as a result of any of the factors discussed above or in Transamerica ProFund UltraBear VP's prospectus.

INVESTMENT POLICIES AND STRATEGIES - Transamerica BlackRock Global Allocation
VP



Transamerica BlackRock Global Allocation VP invests its assets in an underlying mutual fund, the BlackRock Global Allocation V.I. Fund of BlackRock Variable Series Funds, Inc. (the "BlackRock Fund"). The portfolio does not buy investment securities directly. The BlackRock Fund, on the other hand, invests directly in a portfolio of securities.



The investment policies and restrictions of the BlackRock Fund are described in the statement of additional information for the BlackRock Fund, which is delivered together with this SAI. The descriptions of the BlackRock Fund's investment policies and strategies contained in this SAI are based on the BlackRock Fund statement of additional information. The portfolio assumes no responsibility for the accuracy or completeness of the BlackRock Fund statement of additional information.



The portfolio may withdraw its investment from the BlackRock Fund at any time, if the Board of Trustees of the Fund determines that it is in the best interest of the portfolio's investors to do so. Investment of the portfolio's assets in the BlackRock Fund is not a fundamental policy of the portfolio and an investor vote is not required for the portfolio to withdraw its investment from the BlackRock Fund.



INVESTMENTS IN THE SUBSIDIARY



The BlackRock Fund may invest up to 25% of its total assets in the shares of its wholly-owned and controlled Subsidiary. Investments in the Subsidiary are expected to provide the BlackRock Fund with exposure to the commodity markets within the limitations of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") and recent Internal Revenue Service (the "IRS") revenue rulings, as discussed below. The Subsidiary is advised by BlackRock. The Subsidiary (unlike the BlackRock Fund) may invest without limitation in commodity-related instruments. However, the Subsidiary is otherwise subject to the same fundamental, non-fundamental and certain other investment restrictions as the BlackRock Fund, including the timing and method of the valuation of the Subsidiary's portfolio investments and shares of the Subsidiary. The Subsidiary is managed pursuant to compliance policies and procedures that are the same, in all material respects, as the policies and procedures adopted by the BlackRock Fund. The Subsidiary is a company organized under the laws of the Cayman Islands, and is overseen by its own board of directors, which is comprised of Richard S. Davis and Jean Margo Reid, each Directors of the BlackRock Fund. The BlackRock Fund is the sole shareholder of the Subsidiary, and shares of the Subsidiary will not be sold or offered to other investors.



The Subsidiary invests primarily in commodity-related instruments. Although the BlackRock Fund may enter into these commodity-related instruments directly, the BlackRock Fund will likely gain exposure to these commodity-related instruments indirectly by investing in the Subsidiary. To the extent that BlackRock believes that these commodity-related instruments provide suitable exposure to the commodities market, the BlackRock Fund's investment in the Subsidiary will likely increase.



BlackRock manages the assets of the Subsidiary, but receives no additional compensation for doing so. BlackRock also provides certain administrative services for the Subsidiary, but receives no additional compensation for doing so. The Subsidiary will also enter into separate contracts for the provision of custody, transfer agency, and accounting agent services with the same or with affiliates of the same service providers that provide those services to the BlackRock Fund.



The financial statements of the Subsidiary will be included in the Fund's Annual and Semi-Annual Report (which will include the Subsidiary's full audited financial statements), provided to BlackRock Fund shareholders. The BlackRock Fund's Annual and Semi-Annual Reports are distributed to BlackRock Fund shareholders.



The Subsidiary is not registered under the 1940 Act, and, unless otherwise noted in the BlackRock Fund's prospectus or Statement of Additional Information, is not subject to all the investor protections of the 1940 Act. However, the BlackRock Fund wholly owns and controls the Subsidiary, and the BlackRock Fund and the Subsidiary are both managed by BlackRock, making it unlikely that the Subsidiary will take action contrary to the interests of the BlackRock Fund and its shareholders. The BlackRock Fund's Board of Directors has oversight responsibility for the investment activities of the BlackRock Fund, including its investment in the Subsidiary, and the BlackRock Fund's role as sole shareholder of the Subsidiary. As noted above, the Subsidiary will be subject to the same investment restrictions and limitations, and follow the same compliance policies and procedures, as the BlackRock Fund. In addition, changes in the laws of the United States and/or the Cayman Islands could result in the inability of the BlackRock Fund and/or the Subsidiary to operate as described in the BlackRock Fund's prospectus and this Statement of Additional Information and could adversely affect the BlackRock Fund. For example, the Cayman Islands does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands taxes, BlackRock Fund shareholders would likely suffer decreased investment returns.



The BlackRock Fund, as a regulated investment company ("RIC") under the tax rules, is required to realize at least 90 percent of its annual gross income from investment-related sources, specifically from dividends, interest, proceeds from securities lending, gains from the sales of stocks, securities and foreign currencies, other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies, or certain types of publicly traded partnerships (referred to as qualifying income). Direct investments by a RIC in commodity-related instruments generally do not, under published IRS rulings, produce qualifying income. However, in a series of private letter rulings, the IRS has indicated that income derived by a RIC from a wholly-owned subsidiary invested in commodity and financial futures and option contracts, forward contracts, swaps on commodities or commodities indexes, commodity-linked notes and fixed income securities serving as collateral for the contracts would constitute qualifying income. The BlackRock Fund has requested a private letter ruling from the IRS confirming that income derived from the BlackRock Fund's investment in the Subsidiary will constitute qualifying income to the BlackRock Fund.



The Subsidiary will not be subject to U.S. federal income tax. It will, however, be considered a controlled foreign corporation, and the BlackRock Fund will be required to include as income annually amounts earned by the Subsidiary during that year. Furthermore, the BlackRock Fund will be subject to the distribution requirement on such Subsidiary income, whether or not the Subsidiary makes a distribution to the Fund during the taxable year.

MANAGEMENT OF THE TRUST


                           BOARD MEMBERS AND OFFICERS



The Board Members and executive officers of the Trust are listed below. The Board governs each portfolio and is responsible for protecting the interests of the shareholders. The Board Members are experienced executives who meet periodically throughout the year to oversee the business affairs of each portfolio and the operation of the Trust by its officers. The Board also reviews the management of each portfolio's assets by the investment adviser and its respective sub-adviser. The portfolios are among the funds advised and sponsored by TAM (collectively, "Transamerica Asset Management Group"). Transamerica Asset Management Group ("TAMG") consists of Transamerica Funds, Transamerica Series Trust ("TST"), Transamerica Investors, Inc. ("TII"), Transamerica Income Shares, Inc. ("TIS"), Transamerica Partners Funds Group ("TPFG"), Transamerica Partners Funds Group II ("TPFG II"), Transamerica Partners Portfolios ("TPP"), and Transamerica Asset Allocation Variable Funds ("TAAVF") and consists of 179 portfolios as of the date of this SAI.






The mailing address of each Board Member is c/o Secretary, 570 Carillon Parkway, St. Petersburg, Florida 33716. The Board Members, their ages, their positions with the Trust, and their principal occupations for the past five years (their titles may have varied during that period), the number of funds in TAMG the Board oversees, and other board memberships they hold are set forth in the table below.



                                                   TERM OF                                           NUMBER OF
                                                   OFFICE                                             FUNDS IN
                                                     AND                                              COMPLEX
                                                  LENGTH OF                                         OVERSEEN BY
                             POSITION(S) HELD       TIME        PRINCIPAL OCCUPATION(S) DURING         BOARD            OTHER
      NAME AND AGE              WITH TRUST         SERVED*               PAST 5 YEARS                  MEMBER       DIRECTORSHIPS
-------------------------  --------------------  ----------  -------------------------------------  ------------  ----------------
INTERESTED BOARD MEMBER**

John K. Carter             Chairman, Board       Since 1999  Chairman and Board Member (2008 -          179              N/A
(1961)                     Member, President,                present), President (2007 -
                           and Chief                         present), Chief Executive Officer
                           Executive Officer                 (2006 - present), Vice President,
                                                             Secretary and Chief Compliance
                                                             Officer (2003 -  2006), TII;

                                                             Chairman, Board Member, President
                                                             and Chief Executive Officer, TPP,
                                                             TPFG, TPFG II and TAAVF (2007 -
                                                             present);

                                                             Chairman (2007 - present), Board
                                                             Member (2006 - present), President
                                                             and Chief Executive Officer (2006 -
                                                             present), Senior Vice President
                                                             (1999 - 2006), Chief Compliance
                                                             Officer, General Counsel and
                                                             Secretary (1999 - 2006),
                                                             Transamerica Funds and TST;

                                                             Chairman (2007 - present), Board
                                                             Member (2006 - present), President
                                                             and Chief Executive Officer (2006 -
                                                             present), Senior Vice President
                                                             (2002 - 2006), General Counsel,
                                                             Secretary and Chief Compliance
                                                             Officer (2002 - 2006), TIS;

                                                   TERM OF                                           NUMBER OF
                                                   OFFICE                                             FUNDS IN
                                                     AND                                              COMPLEX
                                                  LENGTH OF                                         OVERSEEN BY
                             POSITION(S) HELD       TIME        PRINCIPAL OCCUPATION(S) DURING         BOARD            OTHER
      NAME AND AGE              WITH TRUST         SERVED*               PAST 5 YEARS                  MEMBER       DIRECTORSHIPS
-------------------------  --------------------  ----------  -------------------------------------  ------------  ----------------
                                                             President and Chief Executive
                                                             Officer (2006 - present), Senior
                                                             Vice President (1999 - 2006),
                                                             Director (2000 - present), General
                                                             Counsel and Secretary (2000 - 2006),
                                                             Chief Compliance Officer (2004 -
                                                             2006), TAM;

                                                             President and Chief Executive
                                                             Officer (2006 - present), Senior
                                                             Vice President (1999 - 2006),
                                                             Director (2001 - present), General
                                                             Counsel and Secretary (2001 - 2006),
                                                             Transamerica Fund Services, Inc.
                                                             ("TFS");

                                                             Vice President, AFSG Securities
                                                             Corporation (2001  - present);

                                                             Senior Vice President, General
                                                             Counsel and Secretary, Transamerica
                                                             Index Funds, Inc. ("TIF") (2002 -
                                                             2004); and

                                                             Director (2008 - present), Vice
                                                             President, Transamerica Investment
                                                             Services, Inc. ("TISI") (2003 -
                                                             2005) and Transamerica Investment
                                                             Management, LLC ("TIM") (2001 -
                                                             2005).

INDEPENDENT BOARD MEMBERS***

Sandra N. Bane             Board Member          Since 2008  Retired, KPMG (1999 - present);             179      Big 5 Sporting
 (1952)                                                                                                           Goods (2002 -
                                                             Board Member, TII (2003 - present);                  present); AGL
                                                             and                                                  Resources, Inc.
                                                                                                                  (energy services
                                                             Board Member, Transamerica Funds,                    holding company)
                                                             TST, TIS, TPP, TPFG, TPFG II and                     (2008 - present)
                                                             TAAVF (2008 - present).

                                                   TERM OF                                           NUMBER OF
                                                   OFFICE                                             FUNDS IN
                                                     AND                                              COMPLEX
                                                  LENGTH OF                                         OVERSEEN BY
                             POSITION(S) HELD       TIME        PRINCIPAL OCCUPATION(S) DURING         BOARD            OTHER
      NAME AND AGE              WITH TRUST         SERVED*               PAST 5 YEARS                  MEMBER       DIRECTORSHIPS
-------------------------  --------------------  ----------  -------------------------------------  ------------  ----------------
Leo J. Hill                Lead Independent      Since 2001  Principal, Advisor Network                  179             N/A
(1956)                     Board Member                      Solutions, LLC
                                                             (business consulting) (2006 -
                                                             present);

                                                             Board Member, TST (2001 - present);

                                                             Board Member, Transamerica Funds and
                                                             TIS (2002 - present);

                                                             Board Member, TPP, TPFG, TPFG II and
                                                             TAAVF (2007 - present);

                                                             Board Member, TII (2008 - present);

                                                             Owner and President, Prestige
                                                             Automotive Group (2001 - 2005);

                                                             President, L. J. Hill & Company
                                                             (1999 - present);

                                                             Market President, Nations Bank of
                                                             Sun Coast Florida (1998 - 1999);

                                                             President and Chief Executive
                                                             Officer, Barnett Banks of Treasure
                                                             Coast Florida (1994 - 1998);

                                                             Executive Vice President and Senior
                                                             Credit Officer, Barnett Banks of
                                                             Jacksonville, Florida (1991 - 1994);
                                                             and

                                                             Senior Vice President and Senior
                                                             Loan Administration Officer,
                                                             Wachovia Bank of Georgia (1976 -
                                                             1991).

Neal M. Jewell             Board Member          Since 2007  Retired (2004 - present);                   179             N/A
(1935)
                                                             Board Member, TPP, TPFG, TPFG II and
                                                             TAAVF (1993 - present);

                                                   TERM OF                                           NUMBER OF
                                                   OFFICE                                             FUNDS IN
                                                     AND                                              COMPLEX
                                                  LENGTH OF                                         OVERSEEN BY
                             POSITION(S) HELD       TIME        PRINCIPAL OCCUPATION(S) DURING         BOARD            OTHER
      NAME AND AGE              WITH TRUST         SERVED*               PAST 5 YEARS                  MEMBER       DIRECTORSHIPS
-------------------------  --------------------  ----------  -------------------------------------  ------------  ----------------
                                                             Board Member, Transamerica Funds,
                                                             TST and TIS (2007 - present);

                                                             Board Member, TII (2008 - present);
                                                             and

                                                             Independent Trustee, EAI Select
                                                             Managers Equity Fund (a mutual fund)
                                                             (1996 - 2004).


Russell A. Kimball, Jr.    Board Member          Since 1986  General Manager, Sheraton Sand Key         179             N/A
(1944)                                                       Resort (1975 - present);

                                                             Board Member, TST (1986 - present);

                                                             Board Member, Transamerica Funds
                                                             (1986 - 1990), (2002 - present);

                                                             Board Member, TIS (2002 - present);

                                                             Board Member, TPP, TPFG, TPFG II and
                                                             TAAVF (2007 - present); and

                                                             Board Member, TII (2008 - present).

Eugene M. Mannella         Board Member          Since 2007  Chief Executive Officer, HedgeServ          179             N/A
(1954)                                                       Corporation
                                                             (hedge fund administration) (2008 -
                                                             present);

                                                             Self-employed consultant (2006 -
                                                             present);

                                                             President, ARAPAHO Partners LLC
                                                             (limited purpose broker-dealer)
                                                             (1998 - 2008);

                                                             Board Member, TPP, TPFG, TPFG II and
                                                             TAAVF (1994 - present);

                                                             Board Member, Transamerica Funds,
                                                             TST and TIS (2007 - present);

                                                   TERM OF                                           NUMBER OF
                                                   OFFICE                                             FUNDS IN
                                                     AND                                              COMPLEX
                                                  LENGTH OF                                         OVERSEEN BY
                             POSITION(S) HELD       TIME        PRINCIPAL OCCUPATION(S) DURING         BOARD            OTHER
      NAME AND AGE              WITH TRUST         SERVED*               PAST 5 YEARS                  MEMBER       DIRECTORSHIPS
-------------------------  --------------------  ----------  -------------------------------------  ------------  ----------------
                                                             Board Member, TII (2008 - present);
                                                             and

                                                             President, International Fund
                                                             Services (alternative asset
                                                             administration) (1993 - 2005).

Norman R. Nielsen          Board Member          Since 2006  Retired (2005 - present);                   179      Buena Vista
(1939)                                                                                                            University Board
                                                             Board Member, Transamerica Funds,                    of Trustees
                                                             TST and TIS (2006 - present);                        (2004 - present)

                                                             Board Member, TPP, TPFG, TPFG II and
                                                             TAAVF (2007 - present);

                                                             Board Member, TII (2008 - present);

                                                             Director, Iowa Student Loan Service
                                                             Corporation (2006 - present);

                                                             Director, League for Innovation in
                                                             the Community Colleges (1985 - 2005);

                                                             Director, Iowa Health Systems (1994
                                                             - 2003);

                                                             Director, U.S. Bank (1987 - 2006);
                                                             and

                                                             President, Kirkwood Community
                                                             College (1985 - 2005).

Joyce G. Norden            Board Member          Since 2007  Retired (2004 - present);                   179      Board of
(1939)                                                                                                            Governors,
                                                             Board Member, TPFG, TPFG II and                      Reconstructionist
                                                             TAAVF  (1993  - present)                             Rabbinical College
                                                                                                                  (2007 - present)
                                                             Board Member, TPP (2002 - present);

                                                             Board Member, Transamerica Funds,
                                                             TST and TIS (2007 - present);

                                                   TERM OF                                           NUMBER OF
                                                   OFFICE                                             FUNDS IN
                                                     AND                                              COMPLEX
                                                  LENGTH OF                                         OVERSEEN BY
                             POSITION(S) HELD       TIME        PRINCIPAL OCCUPATION(S) DURING         BOARD            OTHER
      NAME AND AGE              WITH TRUST         SERVED*               PAST 5 YEARS                  MEMBER       DIRECTORSHIPS
-------------------------  --------------------  ----------  -------------------------------------  ------------  ----------------
                                                             Board Member, TII (2008 - present);
                                                             and

                                                             Vice President, Institutional
                                                             Advancement,
                                                             Reconstructionist Rabbinical College
                                                             (1996  - 2004).

Patricia L. Sawyer         Board Member          Since 2007  Retired (2007 - present);                   179             N/A
(1950)
                                                             President/Founder, Smith & Sawyer
                                                             LLC
                                                             (management consulting) (1989 -
                                                             2007);

                                                             Board Member, Transamerica Funds,
                                                             TST and TIS (2007 - present);

                                                             Board Member, TII (2008 - present);

                                                             Board Member, TPP, TPFG, TPFG II and
                                                             TAAVF (1993 - present);

                                                             Vice President, American Express
                                                             (1987 - 1989);

                                                             Vice President, The Equitable (1986
                                                             - 1987); and

                                                             Strategy Consultant, Booz, Allen &
                                                             Hamilton (1982 - 1986).

John W. Waechter           Board Member          Since 2004  Attorney, Englander & Fischer, P.A.         179      Operation PAR,
(1952)                                                       (2008 - present);                                    Inc. (2008 -
                                                                                                                  present); West
                                                                                                                  Central Florida
                                                             Retired (2004 - 2008);                               Council - Boy
                                                                                                                  Scouts of America
                                                             Board Member, TST and TIS (2004 -                    (2008 - present)
                                                             present);

                                                             Board Member, Transamerica Funds
                                                             (2005 - present);

                                                             Board Member, TPP, TPFG, TPFG II and
                                                             TAAVF (2007 - present);

                                                   TERM OF                                           NUMBER OF
                                                   OFFICE                                             FUNDS IN
                                                     AND                                              COMPLEX
                                                  LENGTH OF                                         OVERSEEN BY
                             POSITION(S) HELD       TIME        PRINCIPAL OCCUPATION(S) DURING         BOARD            OTHER
      NAME AND AGE              WITH TRUST         SERVED*               PAST 5 YEARS                  MEMBER       DIRECTORSHIPS
-------------------------  --------------------  ----------  -------------------------------------  ------------  ----------------
                                                             Board Member, TII (2008 - present);

                                                             Employee, RBC Dain Rauscher
                                                             (securities dealer) (2004);

                                                             Executive Vice President, Chief
                                                             Financial Officer and Chief
                                                             Compliance Officer, William R. Hough
                                                             & Co. (securities dealer) (1979 -
                                                             2004); and

                                                             Treasurer, The Hough Group of Funds
                                                             (1993 - 2004).




* Each Board Member shall hold office until: 1) his or her successor is elected and qualified or 2) he or she resigns, retires or his or her term as a Board Member is terminated in accordance with the Trust's Declaration of Trust.



**    May be deemed an "interested person" (as that term is defined in the 1940
      Act) of the Trust because of his employment with TAM or an affiliate of TAM.



*** Independent Board Member means a Board Member who is not an "interested person" (as defined under the 1940 Act) of the Trust.

OFFICERS


The mailing address of each officer is c/o Secretary, 570 Carillon Parkway, St. Petersburg, Florida 33716. The following table shows information about the officers, including their ages, their positions held with the Trust and their principal occupations during the past five years (their titles may have varied during that period). Each officer will hold office until his or her successor has been duly elected or appointed or until his or her earlier death, resignation or removal.



                                                       TERM OF
                                                     OFFICE AND
                                                      LENGTH OF                        PRINCIPAL OCCUPATION(S) OR
       NAME AND AGE                POSITION          TIME SERVED*                    EMPLOYMENT DURING PAST 5 YEARS
---------------------------  --------------------  ---------------  ----------------------------------------------------------------
John K. Carter               Chairman, Board       Since 1999       See the table above.
(1961)                       Member, President,
                             and Chief
                             Executive Officer

Dennis P. Gallagher          Vice President,       Since 2006       Vice President, General Counsel and Secretary, TII,
(1970)                       General Counsel                        Transamerica Funds, TST and TIS (2006 - present);
                             and Secretary
                                                                    Vice President, General Counsel and Secretary, TPP, TPFG, TPFG
                                                                    II and TAAVF (2007 - present);

                                                                    Director, Senior Vice President, General Counsel and Secretary,
                                                                    TAM and TFS (2006 - present);

                                                                    Assistant Vice President, TCI (2007 - present); and

                                                                    Director, Deutsche Asset Management (1998 - 2006).

Joseph P. Carusone           Vice President,       Since 2007       Vice President, Treasurer and Principal Financial Officer,
(1965)                       Treasurer and                          Transamerica Funds, TST, TIS and TII (2007 - present);
                             Principal Financial
                             Officer                                Vice President (2007 - present), Treasurer and Principal
                                                                    Financial Officer (2001 - present), TPP, TPFG, TPFG II and
                                                                    TAAVF;

                                                                    Senior Vice President, TAM and TFS (2007 - present);

                                                                    Senior Vice President (2008 - present), Vice President (2001 -
                                                                    2008), Diversified Investment Advisors, Inc. ("DIA");

                                                      TERM OF
                                                    OFFICE AND
                                                     LENGTH OF                        PRINCIPAL OCCUPATION(S) OR
       NAME AND AGE               POSITION          TIME SERVED*                    EMPLOYMENT DURING PAST 5 YEARS
--------------------------  --------------------  ---------------  ----------------------------------------------------------------
                                                                   Director and President, Diversified Investors Securities Corp.
                                                                   ("DISC") (2007 - present);

                                                                   Director, Transamerica Financial Life Insurance Company
                                                                   ("TFLIC") (2004 - present); and

                                                                   Treasurer, Diversified Actuarial Services, Inc. (2002 - present).

Christopher A. Staples      Vice President and    Since 2005       Vice President and Chief Investment Officer (2007 - present);
(1970)                      Chief Investment                       Vice President - Investment Administration (2005 - 2007), TII;
                            Officer
                                                                   Vice President and Chief Investment Officer (2007 - present),
                                                                   Senior Vice President - Investment Management (2006 - 2007),
                                                                   Vice President - Investment Management (2005 - 2006),
                                                                   Transamerica Funds, TST and TIS;

                                                                   Vice President and Chief Investment Officer, TPP, TPFG, TPFG II
                                                                   and TAAVF (2007 - present);

                                                                   Director (2005 - present), Senior Vice President - Investment
                                                                   Management (2006 - present) and Chief Investment Officer (2007 -
                                                                   present), TAM;

                                                                   Director, TFS (2005 - present); and

                                                                   Assistant Vice President, Raymond James & Associates (1999 -
                                                                   2004).

Rick B. Resnik              Vice President,       Since 2008       Chief Compliance Officer, TPP, TPFG, TPFG II and TAAVF (2004 -
(1967)                      Chief Compliance                       present);
                            Officer and
                            Conflicts of                           Chief Compliance Officer, Transamerica Funds, TST, TIS and TII
                            Interest Officer                       (2008 - present); Vice President and Conflicts of Interest
                                                                   Officer, TPP, TPFG, TPFG II, TAAVF, Transamerica Funds, TST, TIS
                                                                   and TII (2008 - present);

                                                                   Senior Vice President and Chief Compliance Officer, TAM (2008 -
                                                                   present);

                                                                   Senior Vice President, TFS (2008 - present);

                                                       TERM OF
                                                     OFFICE AND
                                                      LENGTH OF                        PRINCIPAL OCCUPATION(S) OR
       NAME AND AGE                POSITION          TIME SERVED*                    EMPLOYMENT DURING PAST 5 YEARS
---------------------------  --------------------  ---------------  ----------------------------------------------------------------
                                                                    Vice President and Chief Compliance Officer, DIA (2004 -
                                                                    present); with DIA since 1988;

                                                                    Director (1999 - present), Vice President and Chief Compliance
                                                                    Officer (1996 - present), DISC;

                                                                    Assistant Vice President, TFLIC (1999 - present); and

                                                                    Chief Compliance Officer, Transamerica Partners Variable Funds
                                                                    (2004 - present).

Robert A. DeVault, Jr.       Assistant Treasurer   Since 2009       Assistant Treasurer, Transamerica Funds, TST, TIS, TII, TPP,
(1965)                                                              TPFG, TPFG II and TAAVF (January 2009 - present); and

                                                                    Assistant Vice President (2007 - present) and Manager, Fund
                                                                    Administration (2002 - 2007), TFS.

Suzanne Valerio- Montemurro  Assistant Treasurer   Since 2007       Assistant Treasurer, Transamerica Funds, TST, TIS, TII, TPP,
(1964)                                                              TPFG, TPFG II and TAAVF (2007 - present); and

                                                                    Vice President, DIA (1998 - present).

Sarah L. Bertrand            Assistant Secretary   Since 2009       Assistant Secretary, Transamerica Funds, TST, TIS, TII, TPP,
(1967)                                                              TPFG, TPFG II and TAAVF (January 2009 - present);

                                                                    Assistant Vice President and Manager, Legal Administration,
                                                                    TAM and TFS (2007 - present);

                                                                    Assistant Secretary and Chief Compliance Officer, 40|86 Series
                                                                    Trust and 40|86 Strategic Income Fund (2000 - 2007); and

                                                                    Second Vice President and Assistant Secretary, Legal and
                                                                    Compliance, 40|86 Capital Management, Inc. (1994 - 2007).

Timothy J. Bresnahan         Assistant Secretary   Since 2009       Assistant Secretary, Transamerica Funds, TST, TIS, TII, TPP,
(1968)                                                              TPFG, TPFG II and TAAVF (January 2009 - present);

                                                                    Counsel, TAM (2008 - present);

                                                       TERM OF
                                                     OFFICE AND
                                                      LENGTH OF                        PRINCIPAL OCCUPATION(S) OR
       NAME AND AGE                POSITION          TIME SERVED*                    EMPLOYMENT DURING PAST 5 YEARS
---------------------------  --------------------  ---------------  ----------------------------------------------------------------
                                                                    Counsel (contract), Massachusetts Financial Services, Inc.
                                                                    (2007);

                                                                    Assistant Counsel, BISYS Fund Services Ohio, Inc. (2005 - 2007);
                                                                    and

                                                                    Associate, Greenberg Traurig, P.A. (2004 - 2005).

Richard E. Shield, Jr.       Tax Officer           Since 2008       Tax Officer, Transamerica Funds, TST, TIS, TII, TPP, TPFG, TPFG
(1974)                                                              II and TAAVF (2008 - present);

                                                                    Tax Manager, Jeffrey P. McClanathan, CPA (2006 - 2007) and
                                                                    Gregory, Sharer & Stuart (2005 - 2006);

                                                                    Tax Senior, Kirkland, Russ, Murphy & Tapp, P.A. (2003 - 2005);
                                                                    and

                                                                    Certified Public Accountant, Schultz, Chaipel & Co., LLP (1998 -
                                                                    2003).



*     Elected and serves at the pleasure of the Board of the Trust.


If an officer has held offices for different funds for different periods of time, the earliest applicable date is shown. No officer of the Trust, except for the Chief Compliance Officer, receives any compensation from the Trust.













COMMITTEES OF THE BOARD


The Board Members are responsible for major decisions relating to a portfolio's objective, policies and techniques. They review investment decisions, although they do not actively participate on a regular basis in making such decisions. The Board has the following standing committees each of which performs specialized functions: an Audit Committee and a Nominating Committee.

                                                                                                               NUMBER OF
                                                                                                               MEETINGS
                                                                                                              HELD DURING
                                                                                                              LAST FISCAL
                                                                                                                 YEAR
     COMMITTEE                                  FUNCTIONS                                    MEMBERS           12/31/2008
-------------------   ----------------------------------------------------------   -----------------------   --------------
AUDIT                 The Audit Committee (1) oversees the accounting and          John W. Waechter,                3
                      reporting policies and practices of the Trust; (2)           Chairperson
                      oversees the quality and integrity of the financial          Sandra N. Bane
                      statements of the Trust; (3) approves, prior to              Leo J. Hill
                      appointment, the engagement of the Trust's independent       Neal M. Jewell
                      auditors; and (4) reviews and evaluates the independent      Russell A. Kimball, Jr.
                      auditors' qualifications, independence and performance.      Eugene M. Mannella
                      The independent auditors for the Trust shall report          Norman R. Nielsen
                      directly to the Audit Committee.                             Joyce G. Norden
                                                                                   Patricia L. Sawyer

NOMINATING            The primary purposes and responsibilities of the             Patricia L. Sawyer,              0
                      Committee are to (i) identify individuals qualified to       Chairperson
                      become members of the Board in the event that a              Sandra N. Bane
                      position is vacated or created, (ii) consider all            Leo J. Hill
                      candidates proposed to become members of the Board,          Neal M. Jewell
                      subject to the procedures and policies set forth in          Russell A. Kimball, Jr.
                      this Charter or resolutions of the Board, (iii) select       Eugene M. Mannella
                      and nominate, or recommend for nomination by the Board,      Norman R. Nielsen
                      candidates for election as Board Members and (iv) set        Joyce G. Norden
                      any necessary standards or qualifications for service        John W. Waechter
                      on the Board.

                      Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Secretary, 570 Carillon Parkway, St.
                      Petersburg, Florida 33716.

TRUSTEE OWNERSHIP OF EQUITY SECURITIES


The table below gives the dollar range of shares of the Trust, as well as the aggregate dollar range of shares of all funds/portfolios in the Transamerica Asset Management Group owned by each Trustee as of December 31, 2008.



                                     DOLLAR RANGE OF EQUITY                                              DOLLAR RANGE OF EQUITY
                                   SECURITIES IN TRANSAMERICA          DOLLAR RANGE OF EQUITY       SECURITIES IN TRANSAMERICA ASSET
                                     AMERICAN CENTURY LARGE       SECURITIES IN TRANSAMERICA ASSET            ALLOCATION -
      NAME OF TRUSTEE                   COMPANY VALUE VP            ALLOCATION - CONSERVATIVE VP               GROWTH VP
-------------------------------  ------------------------------  ---------------------------------  --------------------------------
John K. Carter*                               None                              None                              None
Sandra N. Bane                                None                              None                              None
Leo J. Hill                                   None                              None                              None
Neal M. Jewell                                None                              None                              None
Russell A. Kimball, Jr.                       None                              None                              None
Eugene M. Mannella                            None                              None                              None
Norman R. Nielsen                             None                              None                              None
Joyce G. Norden                               None                              None                              None
Patricia L. Sawyer                            None                              None                              None
John W. Waechter                              None                              None                              None



                                                                       DOLLAR RANGE OF EQUITY
                                     DOLLAR RANGE OF EQUITY       SECURITIES IN TRANSAMERICA ASSET       DOLLAR RANGE OF EQUITY
                                   SECURITIES IN TRANSAMERICA       ALLOCATION - MODERATE GROWTH       SECURITIES IN TRANSAMERICA
         NAME OF TRUSTEE         ASSET ALLOCATION - MODERATE VP                  VP                           BALANCED VP
-------------------------------  ------------------------------   --------------------------------  -------------------------------
John K. Carter*                               None                              None                              None
Sandra N. Bane                                None                              None                              None
Leo J. Hill                                   None                              None                              None
Neal M. Jewell                                None                              None                              None
Russell A. Kimball, Jr.                       None                              None                              None
Eugene M. Mannella                            None                              None                              None
Norman R. Nielsen                             None                              None                              None
Joyce G. Norden                               None                              None                              None
Patricia L. Sawyer                            None                              None                              None
John W. Waechter                              None                              None                              None



                                     DOLLAR RANGE OF EQUITY
                                   SECURITIES IN TRANSAMERICA        DOLLAR RANGE OF EQUITY        DOLLAR RANGE OF EQUITY SECURITIES
                                    BLACKROCK LARGE CAP VALUE      SECURITIES IN TRANSAMERICA         IN TRANSAMERICA CONVERTIBLE
         NAME OF TRUSTEE                       VP                   CAPITAL GUARDIAN VALUE VP                SECURITIES VP
-------------------------------  ------------------------------  --------------------------------- ---------------------------------
John K. Carter*                               None                              None                              None
Sandra N. Bane                                None                              None                              None
Leo J. Hill                                   None                              None                              None
Neal M. Jewell                                None                              None                              None
Russell A. Kimball, Jr.                       None                              None                              None
Eugene M. Mannella                            None                              None                              None
Norman R. Nielsen                             None                              None                              None
Joyce G. Norden                               None                              None                              None
Patricia L. Sawyer                            None                              None                              None
John W. Waechter                              None                              None                              None



                                    DOLLAR RANGE OF EQUITY
                                  SECURITIES IN TRANSAMERICA          DOLLAR RANGE OF EQUITY           DOLLAR RANGE OF EQUITY
                                  CLARION GLOBAL REAL ESTATE        SECURITIES IN TRANSAMERICA       SECURITIES IN TRANSAMERICA
         NAME OF TRUSTEE                SECURITIES VP                  EFFICIENT MARKETS VP                 EQUITY VP
-------------------------------  ------------------------------  --------------------------------  --------------------------------
John K. Carter*                               None                              None                              None
Sandra N. Bane                                None                              None                              None
Leo J. Hill                                   None                              None                              None
Neal M. Jewell                                None                              None                              None
Russell A. Kimball, Jr.                       None                              None                              None
Eugene M. Mannella                            None                              None                              None
Norman R. Nielsen                             None                              None                              None
Joyce G. Norden                               None                              None                              None
Patricia L. Sawyer                            None                              None                              None
John W. Waechter                              None                              None                              None

                                                                      DOLLAR RANGE OF EQUITY
                                     DOLLAR RANGE OF EQUITY         SECURITIES IN TRANSAMERICA          DOLLAR RANGE OF EQUITY
                                   SECURITIES IN TRANSAMERICA      FEDERATED MARKET OPPORTUNITY       SECURITIES IN TRANSAMERICA
         NAME OF TRUSTEE                  EQUITY II VP                          VP                      GROWTH OPPORTUNITIES VP
-------------------------------  ------------------------------  ---------------------------------  --------------------------------
John K. Carter*                                   None                             None                            None
Sandra N. Bane                                    None                             None                            None
Leo J. Hill                                       None                             None                            None
Neal M. Jewell                                    None                             None                            None
Russell A. Kimball, Jr.                           None                             None                            None
Eugene M. Mannella                                None                             None                            None
Norman R. Nielsen                                 None                             None                            None
Joyce G. Norden                                   None                             None                            None
Patricia L. Sawyer                                None                             None                            None
John W. Waechter                                  None                             None                            None



                                                                                                       DOLLAR RANGE OF EQUITY
                                     DOLLAR RANGE OF EQUITY           DOLLAR RANGE OF EQUITY         SECURITIES IN TRANSAMERICA
                                   SECURITIES IN TRANSAMERICA       SECURITIES IN TRANSAMERICA      INTERNATIONAL MODERATE GROWTH
         NAME OF TRUSTEE                  INDEX 50 VP                       INDEX 75 VP                           VP
-------------------------------  ------------------------------  ---------------------------------  --------------------------------
John K. Carter*                                   None                             None                           None
Sandra N. Bane                                    None                             None                           None
Leo J. Hill                                       None                             None                           None
Neal M. Jewell                                    None                             None                           None
Russell A. Kimball, Jr.                           None                             None                           None
Eugene M. Mannella                                None                             None                           None
Norman R. Nielsen                                 None                             None                           None
Joyce G. Norden                                   None                             None                           None
Patricia L. Sawyer                                None                             None                           None
John W. Waechter                                  None                             None                           None



                                        DOLLAR RANGE OF EQUITY            DOLLAR RANGE OF EQUITY          DOLLAR RANGE OF EQUITY
                                      SECURITIES IN TRANSAMERICA        SECURITIES IN TRANSAMERICA       SECURITIES TRANSAMERICA
         NAME OF TRUSTEE                  JENNISON GROWTH VP              JPMORGAN CORE BOND VP         JPMORGAN ENHANCED INDEX VP
-------------------------------  ------------------------------  ---------------------------------  --------------------------------
John K. Carter*                                  None                              None                           None
Sandra N. Bane                                   None                              None                           None
Leo J. Hill                                      None                              None                           None
Neal M. Jewell                                   None                              None                           None
Russell A. Kimball, Jr.                          None                              None                           None
Eugene M. Mannella                               None                              None                           None
Norman R. Nielsen                                None                              None                           None
Joyce G. Norden                                  None                              None                           None
Patricia L. Sawyer                               None                              None                           None
John W. Waechter                                 None                              None                           None



                                       DOLLAR RANGE OF EQUITY             DOLLAR RANGE OF EQUITY          DOLLAR RANGE OF EQUITY
                                     SECURITIES IN TRANSAMERICA      SECURITIES IN TRANSAMERICA LEGG    SECURITIES IN TRANSAMERICA
         NAME OF TRUSTEE             JPMORGAN MID CAP VALUE VP          MASON PARTNERS ALL CAP VP            MARSICO GROWTH VP
-------------------------------  ------------------------------  ---------------------------------  --------------------------------
John K. Carter*                                  None                              None                          None
Sandra N. Bane                                   None                              None                          None
Leo J. Hill                                      None                              None                          None
Neal M. Jewell                                   None                              None                          None
Russell A. Kimball, Jr.                          None                              None                          None
Eugene M. Mannella                               None                              None                          None
Norman R. Nielsen                                None                              None                          None
Joyce G. Norden                                  None                              None                          None
Patricia L. Sawyer                               None                              None                          None
John W. Waechter                                 None                              None                          None

                                         DOLLAR RANGE OF EQUITY          DOLLAR RANGE OF EQUITY           DOLLAR RANGE OF EQUITY
                                     SECURITIES IN TRANSAMERICA MFS  SECURITIES IN TRANSAMERICA MFS     SECURITIES IN TRANSAMERICA
         NAME OF TRUSTEE                     HIGH YIELD VP              INTERNATIONAL EQUITY VP               MONEY MARKET VP
----------------------------------  ------------------------------  ---------------------------------  -----------------------------
John K. Carter*                                   None                              None                          None
Sandra N. Bane                                    None                              None                          None
Leo J. Hill                                       None                              None                          None
Neal M. Jewell                                    None                              None                          None
Russell A. Kimball, Jr.                           None                              None                          None
Eugene M. Mannella                                None                              None                          None
Norman R. Nielsen                                 None                              None                          None
Joyce G. Norden                                   None                              None                          None
Patricia L. Sawyer                                None                              None                          None
John W. Waechter                                  None                              None                          None



                                    DOLLAR RANGE OF EQUITY SECURITIES      DOLLAR RANGE OF EQUITY         DOLLAR RANGE OF EQUITY
                                      IN TRANSAMERICA MUNDER NET50       SECURITIES IN TRANSAMERICA       SECURITIES TRANSAMERICA
         NAME OF TRUSTEE                           VP                       PIMCO TOTAL RETURN VP         SCIENCE & TECHNOLOGY VP
----------------------------------  ---------------------------------  ------------------------------  -----------------------------
John K. Carter*                                   None                              None                          None
Sandra N. Bane                                    None                              None                          None
Leo J. Hill                                       None                              None                          None
Neal M. Jewell                                    None                              None                          None
Russell A. Kimball, Jr.                           None                              None                          None
Eugene M. Mannella                                None                              None                          None
Norman R. Nielsen                                 None                              None                          None
Joyce G. Norden                                   None                              None                          None
Patricia L. Sawyer                                None                              None                          None
John W. Waechter                                  None                              None                          None



                                    DOLLAR RANGE OF EQUITY SECURITIES      DOLLAR RANGE OF EQUITY         DOLLAR RANGE OF EQUITY
                                      IN TRANSAMERICA SMALL/MID CAP     SECURITIES IN TRANSAMERICA T.  SECURITIES IN TRANSAMERICA T.
         NAME OF TRUSTEE                        VALUE VP                 ROWE PRICE EQUITY INCOME VP    ROWE PRICE GROWTH STOCK VP
----------------------------------  ---------------------------------  ------------------------------  -----------------------------
John K. Carter*                                   None                              None                          None
Sandra N. Bane                                    None                              None                          None
Leo J. Hill                                       None                              None                          None
Neal M. Jewell                                    None                              None                          None
Russell A. Kimball, Jr.                           None                              None                          None
Eugene M. Mannella                                None                              None                          None
Norman R. Nielsen                                 None                              None                          None
Joyce G. Norden                                   None                              None                          None
Patricia L. Sawyer                                None                              None                          None
John W. Waechter                                  None                              None                          None



                                                                           DOLLAR RANGE OF EQUITY
                                    DOLLAR RANGE OF EQUITY SECURITIES            SECURITIES              DOLLAR RANGE OF EQUITY
                                      IN TRANSAMERICA T. ROWE PRICE       IN TRANSAMERICA TEMPLETON      SECURITIES TRANSAMERICA
         NAME OF TRUSTEE                      SMALL CAP VP                        GLOBAL VP                   THIRD AVENUE VP
----------------------------------  ---------------------------------  ------------------------------  -----------------------------
John K. Carter*                                   None                              None                          None
Sandra N. Bane                                    None                              None                          None
Leo J. Hill                                       None                              None                          None
Neal M. Jewell                                    None                              None                          None
Russell A. Kimball, Jr.                           None                              None                          None
Eugene M. Mannella                                None                              None                          None
Norman R. Nielsen                                 None                              None                          None
Joyce G. Norden                                   None                              None                          None
Patricia L. Sawyer                                None                              None                          None
John W. Waechter                                  None                              None                          None

                                                                                                          DOLLAR RANGE OF EQUITY
                                       DOLLAR RANGE OF EQUITY            DOLLAR RANGE OF EQUITY       SECURITIES IN TRANSAMERICA VAN
                                  SECURITIES IN TRANSAMERICA U.S.      SECURITIES IN TRANSAMERICA      KAMPEN ACTIVE INTERNATIONAL
         NAME OF TRUSTEE              GOVERNMENT SECURITIES VP              VALUE BALANCED VP                 ALLOCATION VP
--------------------------------  -------------------------------  ---------------------------------  ------------------------------
John K. Carter*                                 None                             None                             None
Sandra N. Bane                                  None                             None                             None
Leo J. Hill                                     None                             None                             None
Neal M. Jewell                                  None                             None                             None
Russell A. Kimball, Jr.                         None                             None                             None
Eugene M. Mannella                              None                             None                             None
Norman R. Nielsen                               None                             None                             None
Joyce G. Norden                                 None                             None                             None
Patricia L. Sawyer                              None                             None                             None
John W. Waechter                                None                             None                             None



                                                                                                      AGGREGATE DOLLAR RANGE OF
                                      DOLLAR RANGE OF EQUITY           DOLLAR RANGE OF EQUITY            EQUITY SECURITIES IN
                                  SECURITIES IN TRANSAMERICA VAN   SECURITIES IN TRANSAMERICA VAN         TRANSAMERICA ASSET
         NAME OF TRUSTEE             KAMPEN LARGE CAP CORE VP         KAMPEN MID-CAP GROWTH VP             MANAGEMENT GROUP
-------------------------------   ------------------------------   -------------------------------    ---------------------------
John K. Carter*                                None                              None                      Over $100,000
Sandra N. Bane                                 None                              None                          None
Leo J. Hill                                    None                              None                      Over $100,000
Neal M. Jewell                                 None                              None                      Over $100,000
Russell A. Kimball, Jr.                        None                              None                      Over $100,000
Eugene M. Mannella                             None                              None                          None
Norman R. Nielsen                              None                              None                      Over $100,000
Joyce G. Norden                                None                              None                          None
Patricia L. Sawyer                             None                              None                          None
John W. Waechter                               None                              None                      Over $100,000





* "Interested person" under the 1940 Act by virtue of his position with TAM and its affiliates.





      Note: Transamerica BlackRock Tactical Allocation VP, Transamerica BlackRock Global Allocation VP, Transamerica ProFund UltraBear VP, Transamerica Foxhall Global Conservative VP, Transamerica Foxhall Emerging Markets/Pacific Rim VP, Transamerica Foxhall Global Growth VP, Transamerica Foxhall Global Hard Asset VP, Transamerica Hanlon Balanced VP, Transamerica Hanlon Growth VP, Transamerica Hanlon Growth and Income VP, and Transamerica Hanlon Managed Income VP had not commenced operations prior to this SAI.



As of December 31, 2008, none of the Independent Trustees or their immediate family members owned beneficially or of record any securities of the Adviser, sub-advisers or Distributor of the portfolios, or in a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Adviser, sub-advisers or Distributor of the portfolios.



Independent Trustees receive a total annual retainer fee of $124,000 from the funds/portfolios that make up the Transamerica Asset Management Group, as well as total fees of $8,800 per meeting (assumes five meetings annually), of which the Trust pays a pro rata share allocable to each series of TST based on the relative assets of the series. The Lead Independent Board Member of the Board also receives an additional retainer of $40,000 per year. The Audit Committee Chairperson receives an additional retainer of $15,000 per year. The Trust also pays a pro rata share allocable to each series of Transamerica Series Trust based on the relative assets of the series for the Lead Independent Board Member and Audit Committee Chairperson retainers. Any fees and expenses paid to Trustees who are affiliates of TAM or TCI are paid by TAM and/or TCI and not by the Trust.



Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated April 3, 2008 (the "Deferred Compensation Plan"), available to the Trustees, compensation may be deferred that would otherwise be payable by the Trust to an Independent Trustee on a current basis for services rendered as Trustee. Deferred compensation amounts will accumulate based on the value of Class A (or comparable) shares of a series of Transamerica Funds (without imposition of sales charge), investment options under Transamerica Partners Funds Group II, or funds of Transamerica Investors, Inc. ("Premier") as elected by the Trustee.


Amounts deferred and accrued under the Deferred Compensation Plan are unfunded and unsecured claims against the general assets of the Trust.

COMPENSATION TABLE


The following table provides compensation amounts paid to Independent Trustees of the portfolios for the fiscal year ended December 31, 2008.



                                        AGGREGATE COMPENSATION FROM
                                          TRANSAMERICA AMERICAN          AGGREGATE COMPENSATION       AGGREGATE COMPENSATION FROM
                                          CENTURY LARGE COMPANY          FROM TRANSAMERICA ASSET     TRANSAMERICA ASSET ALLOCATION -
           NAME OF TRUSTEE                      VALUE VP              ALLOCATION - CONSERVATIVE VP             GROWTH VP
-------------------------------------  -----------------------------  -----------------------------  -------------------------------
Sandra B, Bane                                    $  919                         $2,420                          $3,008
Leo J. Hill                                       $1,126                         $2,964                          $3,684
Neal M. Jewell                                    $1,394                         $3,670                          $4,562
Russell A. Kimball, Jr.                           $1,126                         $2,964                          $3,684
Eugene M. Mannella                                $1,126                         $2,964                          $3,684
Norman R. Nielsen                                 $1,126                         $2,964                          $3,684
Joyce G. Norden                                   $1,126                         $2,964                          $3,684
Patricia L. Sawyer                                $1,227                         $3,229                          $4,013
John W. Waechter                                  $1,126                         $2,964                          $3,684



                                                                          AGGREGATE COMPENSATION
                                        AGGREGATE COMPENSATION FROM      FROM TRANSAMERICA ASSET
                                       TRANSAMERICA ASSET ALLOCATION      ALLOCATION - MODERATE        AGGREGATE COMPENSATION FROM
           NAME OF TRUSTEE                     - MODERATE VP                    GROWTH VP                TRANSAMERICA BALANCED VP
-------------------------------------  -----------------------------  -----------------------------  -------------------------------
Sandra B, Bane                                     $6,199                        $10,130                          $180
Leo J. Hill                                        $7,593                        $12,407                          $221
Neal M. Jewell                                     $9,401                        $15,361                          $274
Russell A. Kimball, Jr.                            $7,593                        $12,407                          $221
Eugene M. Mannella                                 $7,593                        $12,407                          $221
Norman R. Nielsen                                  $7,593                        $12,407                          $221
Joyce G. Norden                                    $7,593                        $12,407                          $221
Patricia L. Sawyer                                 $8,271                        $13,515                          $241
John W. Waechter                                   $7,593                        $12,407                          $221



                                        AGGREGATE COMPENSATION FROM       AGGREGATE COMPENSATION       AGGREGATE COMPENSATION FROM
                                          TRANSAMERICA BLACKROCK         FROM TRANSAMERICA CAPITAL     TRANSAMERICA CLARION GLOBAL
           NAME OF TRUSTEE                  LARGE CAP VALUE VP               GUARDIAN VALUE VP          REAL ESTATE SECURITIES VP
-------------------------------------  -----------------------------  -----------------------------  -------------------------------
Sandra B, Bane                                     $1,833                         $1,569                          $1,241
Leo J. Hill                                        $2,245                         $1,922                          $1,521
Neal M. Jewell                                     $2,779                         $2,380                          $1,883
Russell A. Kimball, Jr.                            $2,245                         $1,922                          $1,521
Eugene M. Mannella                                 $2,245                         $1,922                          $1,521
Norman R. Nielsen                                  $2,245                         $1,922                          $1,521
Joyce G. Norden                                    $2,245                         $1,922                          $1,521
Patricia L. Sawyer                                 $2,445                         $2,094                          $1,656
John W. Waechter                                   $2,245                         $1,922                          $1,521



                                        AGGREGATE COMPENSATION FROM       AGGREGATE COMPENSATION
                                         TRANSAMERICA CONVERTIBLE       FROM TRANSAMERICA EFFICIENT    AGGREGATE COMPENSATION FROM
           NAME OF TRUSTEE                     SECURITIES VP                    MARKETS VP               TRANSAMERICA EQUITY VP
-------------------------------------  -----------------------------  -----------------------------  -------------------------------
Sandra B, Bane                                      $533                            $0                            $5,379
Leo J. Hill                                         $653                            $0                            $6,588
Neal M. Jewell                                      $809                            $0                            $8,157
Russell A. Kimball, Jr.                             $653                            $0                            $6,588
Eugene M. Mannella                                  $653                            $0                            $6,588
Norman R. Nielsen                                   $653                            $0                            $6,588
Joyce G. Norden                                     $653                            $0                            $6,588
Patricia L. Sawyer                                  $711                            $0                            $7,176
John W. Waechter                                    $653                            $0                            $6,588

                                                                          AGGREGATE COMPENSATION FROM    AGGREGATE COMPENSATION FROM
                                          AGGREGATE COMPENSATION FROM        TRANSAMERICA FEDERATED          TRANSAMERICA GROWTH
           NAME OF TRUSTEE                 TRANSAMERICA EQUITY II VP         MARKET OPPORTUNITY VP             OPPORTUNITIES VP
---------------------------------------  -------------------------------  ----------------------------  ----------------------------
Sandra B, Bane                                         $40                           $  860                          $  846
Leo J. Hill                                            $49                           $1,054                          $1,036
Neal M. Jewell                                         $60                           $1,304                          $1,283
Russell A. Kimball, Jr.                                $49                           $1,054                          $1,036
Eugene M. Mannella                                     $49                           $1,054                          $1,036
Norman R. Nielsen                                      $49                           $1,054                          $1,036
Joyce G. Norden                                        $49                           $1,054                          $1,036
Patricia L. Sawyer                                     $53                           $1,148                          $1,129
John W. Waechter                                       $49                           $1,054                          $1,036



                                                                                                         AGGREGATE COMPENSATION FROM
                                          AGGREGATE COMPENSATION FROM     AGGREGATE COMPENSATION FROM     TRANSAMERICA INTERNATIONAL
           NAME OF TRUSTEE                 TRANSAMERICA INDEX 50 VP         TRANSAMERICA INDEX 75 VP          MODERATE GROWTH VP
---------------------------------------  -------------------------------  ----------------------------  ----------------------------
Sandra B, Bane                                         $ 7                             $23                         $  688
Leo J. Hill                                            $ 9                             $28                         $  843
Neal M. Jewell                                         $11                             $34                         $1,044
Russell A. Kimball, Jr.                                $ 9                             $28                         $  843
Eugene M. Mannella                                     $ 9                             $28                         $  843
Norman R. Nielsen                                      $ 9                             $28                         $  843
Joyce G. Norden                                        $ 9                             $28                         $  843
Patricia L. Sawyer                                     $ 9                             $30                         $  918
John W. Waechter                                       $ 9                             $28                         $  843






                                         AGGREGATE COMPENSATION FROM      AGGREGATE COMPENSATION FROM    AGGREGATE COMPENSATION FROM
                                            TRANSAMERICA JENNISON         TRANSAMERICA JPMORGAN CORE        TRANSAMERICA JPMORGAN
           NAME OF TRUSTEE                        GROWTH VP                         BOND VP                   ENHANCED INDEX VP
---------------------------------------  -------------------------------  ----------------------------  ----------------------------
Sandra B, Bane                                        $436                            $358                          $294
Leo J. Hill                                           $534                            $438                          $360
Neal M. Jewell                                        $661                            $542                          $445
Russell A. Kimball, Jr.                               $534                            $438                          $360
Eugene M. Mannella                                    $534                            $438                          $360
Norman R. Nielsen                                     $534                            $438                          $360
Joyce G. Norden                                       $534                            $438                          $360
Patricia L. Sawyer                                    $582                            $477                          $392
John W. Waechter                                      $534                            $438                          $360



                                              AGGREGATE COMPENSATION      AGGREGATE COMPENSATION FROM    AGGREGATE COMPENSATION FROM
                                                FROM TRANSAMERICA           TRANSAMERICA LEGG MASON         TRANSAMERICA MARSICO
           NAME OF TRUSTEE                  JPMORGAN MID CAP VALUE VP          PARTNERS ALL CAP VP                GROWTH VP
---------------------------------------  -------------------------------  ----------------------------  ----------------------------
Sandra B, Bane                                        $604                            $526                         $1,463
Leo J. Hill                                           $740                            $644                         $1,791
Neal M. Jewell                                        $917                            $798                         $2,218
Russell A. Kimball, Jr.                               $740                            $644                         $1,791
Eugene M. Mannella                                    $740                            $644                         $1,791
Norman R. Nielsen                                     $740                            $644                         $1,791
Joyce G. Norden                                       $740                            $644                         $1,791
Patricia L. Sawyer                                    $807                            $702                         $1,951
John W. Waechter                                      $740                            $644                         $1,791

                                           AGGREGATE COMPENSATION FROM    AGGREGATE COMPENSATION FROM    AGGREGATE COMPENSATION FROM
                                           TRANSAMERICA MFS HIGH YIELD          TRANSAMERICA MFS          TRANSAMERICA MONEY MARKET
           NAME OF TRUSTEE                            VP                    INTERNATIONAL EQUITY VP                  VP
---------------------------------------  -------------------------------  ----------------------------  ----------------------------
Sandra B, Bane                                        $651                            $608                         $1,730
Leo J. Hill                                           $798                            $745                         $2,119
Neal M. Jewell                                        $988                            $922                         $2,624
Russell A. Kimball, Jr.                               $798                            $745                         $2,119
Eugene M. Mannella                                    $798                            $745                         $2,119
Norman R. Nielsen                                     $798                            $745                         $2,119
Joyce G. Norden                                       $798                            $745                         $2,119
Patricia L. Sawyer                                    $869                            $811                         $2,309
John W. Waechter                                      $798                            $745                         $2,119



                                           AGGREGATE COMPENSATION FROM     AGGREGATE COMPENSATION FROM   AGGREGATE COMPENSATION FROM
                                            TRANSAMERICA MUNDER NET50        TRANSAMERICA PIMCO TOTAL       TRANSAMERICA SCIENCE &
           NAME OF TRUSTEE                            VP                           RETURN VP                   TECHNOLOGY VP
---------------------------------------  -------------------------------  ----------------------------  ----------------------------
Sandra B, Bane                                        $226                           $3,076                        $346
Leo J. Hill                                           $277                           $3,767                        $423
Neal M. Jewell                                        $343                           $4,664                        $524
Russell A. Kimball, Jr.                               $277                           $3,767                        $423
Eugene M. Mannella                                    $277                           $3,767                        $423
Norman R. Nielsen                                     $277                           $3,767                        $423
Joyce G. Norden                                       $277                           $3,767                        $423
Patricia L. Sawyer                                    $302                           $4,103                        $461
John W. Waechter                                      $277                           $3,767                        $423



                                           AGGREGATE COMPENSATION FROM     AGGREGATE COMPENSATION FROM   AGGREGATE COMPENSATION FROM
                                           TRANSAMERICA SMALL/MID CAP      TRANSAMERICA T. ROWE PRICE    TRANSAMERICA T. ROWE PRICE
           NAME OF TRUSTEE                         VALUE VP                     EQUITY INCOME VP              GROWTH STOCK VP
---------------------------------------  -------------------------------  ----------------------------  ----------------------------
Sandra B, Bane                                       $  978                          $  968                        $  941
Leo J. Hill                                          $1,198                          $1,185                        $1,153
Neal M. Jewell                                       $1,483                          $1,467                        $1,427
Russell A. Kimball, Jr.                              $1,198                          $1,185                        $1,153
Eugene M. Mannella                                   $1,198                          $1,185                        $1,153
Norman R. Nielsen                                    $1,198                          $1,185                        $1,153
Joyce G. Norden                                      $1,198                          $1,185                        $1,153
Patricia L. Sawyer                                   $1,304                          $1,291                        $1,256
John W. Waechter                                     $1,198                          $1,185                        $1,153



                                           AGGREGATE COMPENSATION FROM     AGGREGATE COMPENSATION FROM   AGGREGATE COMPENSATION FROM
                                           TRANSAMERICA T. ROWE PRICE        TRANSAMERICA TEMPLETON       TRANSAMERICA THIRD AVENUE
           NAME OF TRUSTEE                        SMALL CAP VP                     GLOBAL VP                      VALUE VP
---------------------------------------  -------------------------------  ----------------------------  ----------------------------
Sandra B, Bane                                        $384                           $1,120                        $572
Leo J. Hill                                           $470                           $1,371                        $701
Neal M. Jewell                                        $582                           $1,698                        $868
Russell A. Kimball, Jr.                               $470                           $1,371                        $701
Eugene M. Mannella                                    $470                           $1,371                        $701
Norman R. Nielsen                                     $470                           $1,371                        $701
Joyce G. Norden                                       $470                           $1,371                        $701
Patricia L. Sawyer                                    $512                           $1,494                        $763
John W. Waechter                                      $470                           $1,371                        $701

                                                                                                         AGGREGATE COMPENSATION FROM
                                                                                                           TRANSAMERICA VAN KAMPEN
                                          AGGREGATE COMPENSATION FROM      AGGREGATE COMPENSATION FROM       ACTIVE INTERNATIONAL
                                              TRANSAMERICA U.S.           TRANSAMERICA VALUE BALANCED            ALLOCATION
           NAME OF TRUSTEE                  GOVERNMENT SECURITIES VP                   VP                           VP
---------------------------------------  -------------------------------  ----------------------------  ----------------------------
Sandra B, Bane                                      $  847                            $  726                         $482
Leo J. Hill                                         $1,038                            $  889                         $590
Neal M. Jewell                                      $1,285                            $1,100                         $731
Russell A. Kimball, Jr.                             $1,038                            $  889                         $590
Eugene M. Mannella                                  $1,038                            $  889                         $590
Norman R. Nielsen                                   $1,038                            $  889                         $590
Joyce G. Norden                                     $1,038                            $  889                         $590
Patricia L. Sawyer                                  $1,130                            $  968                         $643
John W. Waechter                                    $1,038                            $  889                         $590



                                          AGGREGATE COMPENSATION FROM     AGGREGATE COMPENSATION FROM
                                            TRANSAMERICA VAN KAMPEN         TRANSAMERICA VAN KAMPEN
           NAME OF TRUSTEE                     LARGE CAP CORE VP               MID-CAP GROWTH VP
---------------------------------------  -------------------------------  ----------------------------
Sandra B, Bane                                        $275                           $1,203
Leo J. Hill                                           $337                           $1,474
Neal M. Jewell                                        $417                           $1,825
Russell A. Kimball, Jr.                               $337                           $1,474
Eugene M. Mannella                                    $337                           $1,474
Norman R. Nielsen                                     $337                           $1,474
Joyce G. Norden                                       $337                           $1,474
Patricia L. Sawyer                                    $367                           $1,606
John W. Waechter                                      $337                           $1,474



                                         PENSION OR RETIREMENT BENEFITS    TOTAL COMPENSATION PAID TO
                                          ACCRUED AS PART OF PORTFOLIO      TRUSTEES FROM FUND ASSET
           NAME OF TRUSTEE                          EXPENSES                   MANAGEMENT GROUP(1)
---------------------------------------  -------------------------------  ----------------------------
Sandra B, Bane                                        $-                            $146,358
Leo J. Hill                                           $-                            $168,000
Neal M. Jewell                                        $-                            $208,000
Russell A. Kimball, Jr.                               $-                            $168,000
Eugene M. Mannella                                    $-                            $168,000
Norman R. Nielsen                                     $-                            $168,000
Joyce G. Norden                                       $-                            $168,000
Patricia L. Sawyer                                    $-                            $183,000
John W. Waechter                                      $-                            $168,000















Note: Transamerica BlackRock Tactical Allocation VP, Transamerica BlackRock Global Allocation VP, Transamerica ProFund UltraBear VP, Transamerica Foxhall Global Conservative VP, Transamerica Foxhall Emerging Markets/Pacific Rim VP, Transamerica Foxhall Global Growth VP, Transamerica Foxhall Global Hard Asset VP, Transamerica Hanlon Balanced VP, Transamerica Hanlon Growth VP, Transamerica Hanlon Growth and Income VP, and Transamerica Hanlon Managed Income VP had not commenced operations prior to this SAI.



(1) Of this aggregate compensation, the total amounts deferred from the portfolios (TST only) (including earnings and dividends) and accrued for the benefit of the participating Trustees for the year ended December 31, 2008 were as follows: Sandra N. Bane, $0; Leo J. Hill, $4,468; Neal M. Jewell, $51,185; Russell A. Kimball, Jr., $13,069; Eugene M. Mannella, $0; Norman R. Nielsen, $0; Joyce G. Norden, $0; Patricia L. Sawyer, $0; and John W. Waechter, $0.



As of December 31, 2008, the trustees and officers held in aggregate less than 1% of the outstanding shares of each of the Trust's series.


SHAREHOLDER COMMUNICATION PROCEDURES WITH BOARD OF TRUSTEES


The Board of Trustees (the "Board") of the Trust has adopted these procedures by which shareholders of the Trust may send written communications to the Board. Shareholders may mail written communications to the Board, addressed to the care of the Secretary of the Trust ("Secretary"), as follows: Board of Trustees





                                Transamerica Series Trust
                                c/o Secretary
                                570 Carillon Parkway
                                St. Petersburg, Florida 33716

Each shareholder communication must (i) be in writing and be signed by the shareholder, (ii) identify the underlying portfolio of the Trust to which it relates, and (iii) identify the class (if applicable) held by the shareholder. The Secretary is responsible for collecting, reviewing and organizing all properly submitted shareholder communications. Usually, with respect to each properly submitted shareholder communication, the Secretary shall either (i) provide a copy of the communication to the Board at the next regularly scheduled Board meeting or (ii) if the Secretary determines that the communication requires more immediate attention, forward the communication to the Board promptly after receipt. The Secretary may, in good faith, determine that a shareholder communication should not be provided to the Board because the communication (i) does not reasonably relate to a portfolio of the Trust or its operation, management, activities, policies, service providers, Board, officers, shareholders or other matters relating to an investment in the Trust, or (ii) is ministerial in nature (such as a request for Trust literature, share data or financial information). These Procedures shall not apply to (i) any communication from an officer or Trustee of the Trust, (ii) any communication from an employee or agent of the Trust, unless such communication is made solely in such employee's or agent's capacity as a shareholder, (iii) any shareholder proposal submitted pursuant to Rule 14a-8 under the Securities Exchange Act of 1934 ("Exchange Act") or any communication made in connection with such a proposal, or (iv) any communication that reasonably may be considered to be a complaint regarding the Trust or shareholder services, which complaint shall instead be promptly forwarded to the Trust's Chief Compliance Officer. The Trustees are not required to attend the Trust's shareholder meetings, if any, or to otherwise make themselves available to shareholders for communications, other than pursuant to these Procedures.

CODE OF ETHICS

The Trust and TCI have adopted a Code of Ethics pursuant to Rule 17j-1 of the 1940 Act, and TAM has adopted a Code of Ethics pursuant to Rule 204A-1 of the Investments Advisers Act of 1940. See "Personal Securities Transactions" below.

PROXY VOTING POLICIES AND PROCEDURES

TST uses the proxy voting policies and procedures of the sub-advisers to determine how to vote proxies relating to securities held by TST (or portion thereof) in its portfolios. The proxy voting policies and procedures of the portfolio's Investment Adviser and sub-advisers are attached hereto as Appendix C.

TST files SEC Form N-PX, with the complete proxy voting records of the portfolios for the 12 months ended June 30th, no later than August 31st of each year. The Form is available without charge: (1) from TST, upon request by calling 1-888-233-4339; and (2) on the SEC's website at www.sec.gov.

PROXY VOTING POLICIES AND PROCEDURES

I.    STATEMENT OF PRINCIPLE


TST seeks to assure that proxies received by the portfolios are voted in the best interests of the portfolios' stockholders and have accordingly adopted these procedures.


II.   DELEGATION OF PROXY VOTING/ADOPTION OF ADVISER AND SUB-ADVISER POLICIES


TST delegates the authority to vote proxies related to portfolio securities to Transamerica Asset Management, Inc. (the "Adviser"), as investment adviser to each portfolio, which in turn delegates proxy voting authority for most portfolios of the Trust to the Sub-Adviser retained to provide day-to-day portfolio management for that portfolio. The Board of Trustees of the Trust adopts the proxy voting policies and procedures of the Adviser and Sub-Advisers as the proxy voting policies and procedures (each a "Proxy Voting Policy") that will be used by each of these respective entities when exercising voting authority on behalf of the Trust. These policies and procedures are attached hereto.


III.  ANNUAL REVIEW OF PROXY VOTING POLICIES OF ADVISER AND SUB-ADVISERS


No less frequently than once each calendar year, the Proxy Voting Administrator will request each Sub-Adviser to provide a current copy of its Proxy Voting Policy, or certify that there have been no material changes to its Proxy Voting Policy or that all material changes have been previously provided for review, and verify that such Proxy Voting Policy is consistent with those of the portfolios and Adviser. Any inconsistency between the Sub-Adviser's Proxy Voting Policy and that of the portfolios or Adviser shall be reconciled by the Proxy Voting Administrator before presentation for approval by the Board.


The Proxy Voting Administrator will provide an electronic copy of each Board approved Proxy Voting Policy to Legal department for inclusion in applicable SEC filings.

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IV.   SECURITIES ON LOAN


The Boards of Trustees of the Trust has authorized the Adviser, in conjunction with State Street Bank and Trust Company ("State Street"), to lend portfolio securities on behalf of the portfolios. Securities on loan generally are voted by the borrower of such securities. Should a Sub-Adviser to the portfolios wish to exercise its vote for a particular proxy, the Adviser will immediately contact State Street and terminate the loan.



Last Revised:  July 1, 2008


DISCLOSURE OF PORTFOLIO HOLDINGS

It is the policy of the portfolio to protect the confidentiality of their holdings and prevent the selective disclosure of non-public information about portfolio holdings. The portfolios' service providers are required to comply with this policy. No non-public information concerning the portfolio holdings may be disclosed to any unaffiliated third party, except as provided below. The Board of Trustees has adopted formal procedures governing compliance with these policies.

The portfolios, or their duly authorized service providers, may publicly disclose holdings in accordance with regulatory requirements, such as periodic portfolio disclosure in filings with the SEC. A summary or list of a portfolio's completed purchases and sales may only be made available after the public disclosure of portfolio holdings.


The portfolios publish their top ten holdings on their website at www.transamericafunds.com (select Transamerica Variable Portfolio) within two weeks after the end of each month. In addition, the portfolios publish all holdings on their website approximately 25 days after the end of each calendar quarter. Such information generally remains online for 6 months, or as otherwise consistent with applicable regulations. The day following such publication, the information is deemed to be publicly disclosed for the purposes of the policies and procedures adopted by the portfolios. The portfolios may then forward the information to investors and consultants requesting it.



There are numerous mutual fund evaluation services such as Standard & Poor's, Morningstar or Lipper Analytical Services, and due diligence departments of broker-dealers and wirehouses that regularly analyze the holdings of mutual funds and portfolios in order to monitor and report on various attributes including style, capitalization, maturity, yield, beta, etc. These services and departments then distribute the results of their analysis to the public, paid subscribers and/or in-house brokers. In order to facilitate the review of the funds and portfolios by these services and departments, the portfolios may distribute (or authorize their service providers to distribute) holdings to such services and departments before their public disclosure is required or authorized provided that: (i) the recipient does not distribute the holdings or results of the analysis to third parties, other departments or persons who are likely to use the information for purposes of purchasing or selling the funds before the holdings or results of the analysis become public information; and
(ii) the recipient signs a written confidentiality agreement. Persons and entities unwilling to execute an acceptable confidentiality agreement may only receive portfolio holdings information that has otherwise been publicly disclosed. Neither the portfolios nor their service providers receive any compensation from such services and departments. Each confidentiality agreement should provide that, among other things: the portfolio information is the confidential property of the portfolios (and its service provider, if applicable) and may not be shared or used directly or indirectly for any purpose except as expressly provided in the confidentiality agreement; the recipient of the portfolio information agrees to limit access to the portfolio information to its employees (and agents) who, on a need to know basis, are (1) authorized to have access to the portfolio information and (2) subject to confidentiality obligations, including duties not to trade on non-public information, no less restrictive than the confidentiality obligations contained in the Confidentiality Agreement; and upon written request, the recipient agrees to promptly return or destroy, as directed, the portfolio information.


The Board and an appropriate officer of the Investment Adviser's compliance department or the Trust's Chief Compliance Officer ("CCO") may, on a case-by-case basis, impose additional restrictions on the dissemination of portfolio information and waive certain requirements. Any exceptions to the policy must be consistent with the purposes of the policy. To the extent required by law, the CCO reports to the Board violations of policies and procedures on disclosure of portfolio holdings.

In addition, separate account and unregistered product clients of TAM, the sub-advisers of the portfolios, or their respective affiliates generally have access to information regarding the portfolio holdings of their own accounts. Prospective clients may also have access to representative portfolio holdings. These clients and prospective clients are not subject to the portfolio holdings disclosure policies described above. Some of these separate accounts and unregistered product clients have substantially similar or identical investment objectives and strategies to certain portfolios, and therefore may have substantially similar or nearly identical portfolio holdings as those portfolios.

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THE INVESTMENT ADVISER


TST has entered into an Advisory Agreement ("Advisory Agreement") on behalf of each portfolio with Transamerica Asset Management, Inc. ("TAM" or the "Investment Adviser"). TAM, located at 570 Carillon Parkway, St. Petersburg, FL 33716, supervises each respective portfolio's investments and conducts its investment program. TAM hires sub-advisers to furnish, investment advice and recommendations and has entered into sub-advisory agreements with each sub-adviser.



The Investment Adviser is directly owned by WRL (77%) and AUSA Holding Company ("AUSA") (23%), both of which are indirect, wholly owned subsidiaries of AEGON NV AUSA is wholly owned by AEGON USA, LLC ("AEGON USA"), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is owned by AEGON US Holding Corporation, which is owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is owned by The AEGON Trust, which is owned by AEGON International B.V., which is owned by AEGON NV, a Netherlands corporation, which is a publicly traded international insurance group. Prior to January 1, 2008, TAM was known as Transamerica Fund Advisors, Inc.


The Investment Advisory Agreement was last approved by the Trust's Board of Trustees, including a majority of the Trustees who are not "interested persons" of the Trust (as defined in the 1940 Act) on December 4, 2007, and by the shareholders of each portfolio of the Trust on December 16, 1996 (portfolios that commenced operations prior to that date) (and on the date of commencement of operations of each portfolio subsequent to that date). The Investment Advisory Agreement provides that it will continue in effect from year to year thereafter, if approved annually (a) by the Board of Trustees of the Trust or by a majority of the outstanding shares of each portfolio, and (b) by a majority of the Trustees who are not parties to such contract or "interested persons" of any such party. The Investment Advisory Agreement may be terminated without penalty on 60 days' written notice at the option of either party or by the vote of the shareholders of each portfolio and terminates automatically in the event of its assignment (within the meaning of the 1940 Act).


Pursuant to the Investment Advisory Agreement for the portfolios, TAM, subject to the supervision of the Trustees and in conformity with the stated policies of the portfolios, manages the operations of each portfolio. TAM is authorized to enter into sub-advisory agreements for investment advisory services in connection with the management of each portfolio. TAM continues to have responsibility for all investment advisory services furnished pursuant to all sub-advisory agreements.


EACH PORTFOLIO PAYS: all expenses incurred in connection with the formation and organization of a portfolio, including the preparation (and filing, when necessary) of the portfolio's contracts, plans, and documents, conducting meetings of organizers, Trustees and shareholders; preparing and filing the post-effective amendment to the Trust's registration statement effecting registration of a portfolio and its shares under the 1940 Act and the Securities Act and all other matters relating to the information and organization of a portfolio and the preparation for offering its shares; expenses in connection with ongoing registration or qualification requirements under federal and state securities laws; investment advisory fees; pricing costs (including the daily calculations of net asset value); brokerage commissions and all other expenses in connection with execution of portfolio transactions, including interest; all federal, state and local taxes (including stamp, excise, income and franchise taxes) and the preparation and filing of all returns and reports in connection therewith; any compensation, fees, or reimbursements which the Trust pays to its Trustees who are not "interested persons," as that phrase is defined in the 1940 Act, of the Trust or TAM; compensation of the Trust's custodian, administrative and transfer agent, registrar and dividend disbursing agent; legal, accounting and printing expenses; other administrative, clerical, recordkeeping and bookkeeping expenses; auditing fees; certain insurance premiums; services for shareholders (including allocable telephone and personnel expenses); costs of certificates and the expenses of delivering such certificates to the purchaser of shares relating thereto; expenses of local representation in Maryland; fees and/or expenses payable pursuant to any plan of distribution adopted with respect to the Trust in accordance with Rule 12b-1 under the 1940 Act; expenses of shareholders' meetings and of preparing, printing, and distributing notices, proxy statements and reports to shareholders; expenses of preparing and filing reports with federal and state regulatory authorities; all costs and expenses, including fees and disbursements, of counsel and auditors, filing and renewal fees and printing costs in connection with the filing of any required amendments, supplements or renewals of registration statement, qualifications or prospectuses under the Securities Act and the securities laws of any states or territories, subsequent to the effectiveness of the initial registration statement under the Securities Act; all costs involved in preparing and printing prospectuses of the Trust; extraordinary expenses; and all other expenses properly payable by the Trust or the portfolios.


EXPENSE LIMITATION. TAM has entered into an expense limitation agreement with TST on behalf of certain portfolios, pursuant to which TAM has agreed to reimburse a portfolio's expenses or waive fees, or both, whenever, in any fiscal year, the total cost to a portfolio of normal operating expenses chargeable to the portfolio, including the investment advisory fee but excluding brokerage commissions, interest, taxes, 12b-1 fees and certain extraordinary expenses, exceed a certain percentage of the portfolio's average daily net assets ("expense cap"). Certain portfolios may, at a later date, reimburse TAM for operating expenses previously paid on behalf of such portfolios during the previous 36 months (36-month reimbursement), but only if, after such reimbursement, the portfolios' expense ratios do not exceed the expense cap. The agreement continues automatically for one-year terms unless terminated on 30-days' written notice to TST.


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


DISTRIBUTION AGREEMENT. The Trust adopted a distribution plan ("Distribution Plan") pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, the Trust entered into a Distribution Agreement with Transamerica Capital, Inc. ("TCI"). TCI, located at 4600 Syracuse Street, Suite 1100, Denver, Colorado 80237, is an affiliate of TAM.



TST has two classes of shares for each portfolio in its series, Initial Class and Service Class (except Transamerica Equity II VP, which only offers Initial Class shares.) As of the date of this prospectus, Transamerica BlackRock Tactical Allocation VP, Transamerica BlackRock Global Allocation VP and Transamerica ProFund UltraBear VP do not plan to offer Initial Class shares.


Under the Distribution Plan and Distribution Agreement, the Trust, on behalf of the portfolios, will reimburse TCI and/or various service providers after each calendar month for certain Trust distribution expenses incurred or paid by them, provided that these expenses in the aggregate do not exceed 0.15%, on an annual basis, of the average daily net asset value of shares of each portfolio in connection with the distribution of the Initial Class shares of the portfolios.

For the sale and distribution of Service Class shares, the Trust may pay to the various service providers up to 0.25% of the average daily net assets of a portfolio. Because the Trust pays these fees out of its assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Distribution expenses for which TCI may be reimbursed under the Distribution Plan and Distribution Agreement include, but are not limited to, expenses of printing and distributing the Trust's prospectus and statement of additional information to potential investors; developing and preparing Trust advertisements; sales literature and other promotional materials; holding seminars and sales meetings designed to promote distribution of Trust shares; the development of consumer-oriented sales materials describing and/or relating to the Trust; and expenses attributable to "distribution-related services" provided to the Trust, which include such things as salaries and benefits, office expenses, equipment expenses, training costs, travel costs, printing costs, supply expenses, computer programming time, and data center expenses, each as they relate to the promotion of the sale of Trust shares.


TCI submits to the Trustees for approval annual distribution budgets and quarterly reports of distribution expenses with respect to each portfolio. TCI allocates to each portfolio distribution expenses specifically attributable to the distribution of shares of such portfolio. Distribution expenses not specifically attributable to the distribution of shares of a particular portfolio are allocated among the portfolios based upon the ratio of net asset value of each portfolio to the net asset value of all portfolios, or such other factors as TCI deems fair and are approved by the Trust's Board of Trustees. The Service Class of the Trust paid $12,801,656 in fees for the fiscal year ended December 31, 2008 to certain life companies pursuant to the Distribution Plan adopted under Rule 12b-1.


THE SUB-ADVISERS

Each sub-adviser serves, pursuant to a respective Sub-Advisory Agreement between TAM and such respective sub-adviser, on behalf of each portfolio. The Sub-Advisory Agreements were last approved by the Board of Trustees of the Trust, including a majority of the Trustees who are not "interested persons" of the Trust (as defined in the 1940 Act) on December 4, 2007. The Sub-Advisory Agreements provide that they will continue in effect if approved annually (a) by the Board of Trustees of the Trust or by a majority of the outstanding shares of each portfolio and (b) by a majority of the Trustees who are not parties to such Agreements or "interested persons" (as defined in the 1940 Act) of any such party. The Sub-Advisory Agreements may be terminated without penalty on at least 60 days' written notice at the option of either party or by the vote of the shareholders of each portfolio and terminate automatically in the event of their assignment (within the meaning of the 1940 Act) or termination of the Investment Advisory Agreement.

Pursuant to the Sub-Advisory Agreements, each sub-adviser provides investment advisory assistance and portfolio management advice to the investment adviser for their respective portfolio(s). Subject to review by the Investment Adviser and the Board of Trustees, the sub-advisers are responsible for the actual management of their respective portfolio(s) and for making decisions to buy, sell or hold a particular security. Each sub-adviser bears all of its expenses in connection with the performance of its services under their Sub-Advisory Agreement such as compensating and furnishing office space for their officers and employees connected with investment and economic research, trading and investment management of the respective portfolio(s).

Each sub-adviser is a registered investment adviser under the Investment Advisers Act of 1940, as amended.


POTENTIAL CONFLICTS OF INTEREST



TAM has selected TIM and AUIM to serve as a sub-adviser to certain of the funds. TIM, AUIM and TAM are affiliated entities, each of which are indirectly controlled by AEGON NV. Advisory arrangements involving affiliated sub-advisers may present certain potential conflicts of interest. For each fund sub-advised by TIM and AUIM, AEGON NV may indirectly benefit from the net advisory fee retained by TAM as well as from the sub-advisory fee paid by TAM to TIM or TAM to AUIM. TAM has a fiduciary duty to act in the best interests of a fund and its shareholders (i) when recommending to the Board the appointment of or continued service of an affiliated sub-adviser for a fund and (ii) in the case of a fund that is sub-advised by both TIM or AUIM and an unaffiliated sub-adviser, when allocating fund assets among the fund's sub-advisers. Moreover, TAM's "manager of managers" exemptive order from the SEC requires fund shareholder approval of any sub-advisory agreement appointing an affiliated sub-adviser as the sub-adviser to a fund (in the case of a new fund, the initial sole shareholder of the fund, an affiliate of TAM, TIM, AUIM, and AEGON NV, may provide this approval).



TAM has selected BlackRock Financial Management, Inc. ("BlackRock") as the sub-adviser to the Transamerica BlackRock Tactical Allocation VP. The portfolio seeks to achieve this objective by investing its assets in a combination of underlying TST portfolios and Transamerica Funds (the "underlying funds"). BlackRock may choose to invest a portion of the portfolio's assets in one or more underlying funds which they sub-advise. This advisory arrangement may present certain potential conflicts of interest when BlackRock is allocating portfolio assets among the underlying funds.



The Independent Trustees are aware of and monitor these potential conflicts of interest.


PERSONAL SECURITIES TRANSACTIONS

The Trust permits "Access Persons" as defined by Rule 17j-1 under the 1940 Act to engage in personal securities transactions, subject to the terms of the Code of Ethics and Insider Trading Policy ("Ethics Policy") that has been adopted by the Trust's Board. Access Persons are required to follow the guidelines established by this Ethics Policy in connection with all personal securities transactions and are subject to certain prohibitions on personal trading. The Trust's sub-advisers, pursuant to Rule 17j-1 and other applicable laws, and pursuant to the terms of the Ethics Policy, must adopt and enforce their own Code of Ethics and Insider Trading Policies appropriate to their operations. The Board is required to review and approve the Code of Ethics for each sub-adviser. Each sub-adviser is also required to report to the Trust's Board on a quarterly basis with respect to the administration and enforcement of such Ethics Policy, including any violations thereof which may potentially affect the Trust.

ADMINISTRATIVE AND TRANSFER AGENCY SERVICES


Effective January 1, 1997, as amended, the Trust entered into an Administrative Services and Transfer Agency Agreement with TFS, located at 570 Carillon Parkway, St. Petersburg, Florida 33716, an affiliate of TAM, to furnish the Trust with administrative services to assist the Trust in carrying out certain of its functions and operations. On January 1, 2005, the portfolios entered into an agreement wherein the portfolios would pay 0.02% of their daily net assets to TFS for such administrative services; effective January 1, 2006, this fee was reduced to 0.0125% for Transamerica Asset Allocation - Conservative VP, Transamerica Asset Allocation - Growth VP, Transamerica Asset Allocation - Moderate Growth VP, Transamerica Asset Allocation - Moderate VP and Transamerica International Moderate Growth VP.


PORTFOLIO TURNOVER

A portfolio turnover rate is, in general, the percentage calculated by taking the lesser of purchases or sales of portfolio securities (excluding certain short-term securities) for a year and dividing it by the monthly average of the market value of such securities held during the year.

Changes in security holdings are made by a portfolio's sub-adviser when it is deemed necessary. Such changes may result from: liquidity needs; securities having reached a price or yield objective; anticipated changes in interest rates or the credit standing of an issuer; or developments not foreseen at the time of the investment decision.

A sub-adviser may engage in a significant number of short-term transactions if such investing serves a portfolio's objective. The rate of portfolio turnover will not be a limiting factor when such short-term investing is considered appropriate. Increased turnover results in higher brokerage costs or mark-up charges for a portfolio; these charges are ultimately borne by the policyowners.

In computing the portfolio turnover rate for a portfolio, securities whose maturities or expiration dates at the time of acquisition are one year or less are excluded. Subject to this exclusion, the turnover rate for a portfolio is calculated by dividing (a) the lesser of purchases or sales of portfolio securities for the fiscal year by (b) the monthly average of portfolio securities owned by the portfolio during the fiscal year.

There are no fixed limitations regarding the portfolio turnover rates of the portfolios. Portfolio turnover rates are expected to fluctuate under constantly changing economic conditions and market circumstances. Higher turnover rates tend to result in higher brokerage fees. Securities initially satisfying the basic policies and objective of each portfolio may be disposed of when they are no longer deemed suitable.

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BROKERAGE

Subject to policies established by the Board of Trustees, each portfolio's sub-adviser is primarily responsible for placement of a portfolio's securities transactions. In placing orders, it is the policy of a portfolio to obtain the most favorable net results, taking into account various factors, including price, dealer spread or commissions, if any, size of the transaction and difficulty of execution. While each sub-adviser generally will seek reasonably competitive spreads or commissions, a portfolio will not necessarily be paying the lowest spread or commission available. A portfolio does not have any obligation to deal with any broker, dealer or group of brokers or dealers in the execution of transactions in portfolio securities.


Decisions as to the assignment of portfolio brokerage business for a portfolio and negotiation of its commission rates are made by the sub-adviser, whose policy is to seek to obtain "best execution" (prompt and reliable execution at the most favorable security price) of all portfolio transactions. In placing portfolio transactions, the sub-adviser may give consideration to brokers who provide supplemental investment research, in addition to such research obtained for a flat fee, to the sub-adviser, and pay spreads or commissions to such brokers or dealers furnishing such services which are in excess of spreads or commissions which another broker or dealer may charge for the same transaction.


In selecting brokers and in negotiating commissions, the sub-adviser considers such factors as: the broker's reliability; the quality of its execution services on a continuing basis; the financial condition of the firm; trade confidentiality including anonymity; and research products and services provided, which include: (i) furnishing advice, either directly or through publications or writings, as to the value of securities, the advisability of purchasing or selling specific securities and the availability of securities or purchasers or sellers of securities and (ii) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends and portfolio strategy and products and other services (such as third party publications, reports and analyses, and computer and electronic access, equipment, software, information and accessories) that assist each sub-adviser in carrying out its responsibilities.

Supplemental research obtained through brokers or dealers will be in addition to, and not in lieu of, the services required to be performed by a sub-adviser. The expenses of a sub-adviser will not necessarily be reduced as a result of the receipt of such supplemental information. A sub-adviser may use such research products and services in servicing other accounts in addition to the respective portfolio. If a sub-adviser determines that any research product or service has a mixed use, such that it also serves functions that do not assist in the investment decision-making process, the sub-adviser will allocate the costs of such service or product accordingly. The portion of the product or service that a sub-adviser determines will assist it in the investment decision-making process may be paid for in brokerage commission dollars. Such allocation may create a conflict of interest for the sub-adviser. Conversely, such supplemental information obtained by the placement of business for a sub-adviser will be considered by and may be useful to the sub-adviser in carrying out its obligations to a portfolio.

When a portfolio purchases or sells a security in the OTC market, the transaction takes place directly with a principal market-maker, without the use of a broker, except in those circumstances where, in the opinion of the sub-adviser, better prices and executions are likely to be achieved through the use of a broker.

Securities held by a portfolio may also be held by other separate accounts, mutual funds or other accounts for which the investment adviser or sub-adviser serves as an adviser, or held by the investment adviser or sub-adviser for their own accounts. Because of different investment objectives or other factors, a particular security may be bought by the investment adviser or sub-adviser for one or more clients when one or more clients are selling the same security. If purchases or sales of securities for a portfolio or other entities for which they act as investment adviser or for their advisory clients arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the respective entities and clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of the investment adviser or sub-adviser during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

On occasions when the investment adviser or a sub-adviser deems the purchase or sale of a security to be in the best interests of a portfolio as well as other accounts or companies, it may to the extent permitted by applicable laws and regulations, but will not be obligated to, aggregate the securities to be sold or purchased for the portfolio with those to be sold or purchased for such other accounts or companies in order to obtain favorable execution and lower brokerage commissions. In that event, allocation of the securities purchased or sold, as well as the expenses incurred in the transaction, will be made by the sub-adviser in the manner it considers to be most equitable and consistent with its fiduciary obligations to the portfolio and to such other accounts or companies. In some cases this procedure may adversely affect the size of the position obtainable for a portfolio.

The Board of Trustees of the Trust reviews on a quarterly basis the brokerage placement practices of each sub-adviser on behalf of the portfolios, and reviews the prices and commissions, if any, paid by the portfolios to determine if they were reasonable.

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DIRECTED BROKERAGE


A sub-adviser to a portfolio, to the extent consistent with the best execution and with TAM's usual commission rate policies and practices, may place portfolio transactions of the portfolio with broker-dealers with which the trust has established a Directed Brokerage Program. A Directed Brokerage Program is any arrangement under which a broker-dealer applies a portion of the commissions received by such broker-dealer on the portfolio transactions to the payment of operating expenses that would otherwise be borne by the portfolio.


Under the Directed Brokerage Program, the commissions paid by a portfolio shall be applied to the payment only of expenses that would otherwise be borne by the portfolio paying the commission. In no event will commissions paid by a portfolio be used to pay expenses that would otherwise be borne by any other portfolio in the Trust, or by any other party. In the case of any portfolio that is the subject of a contractual expense reduction arrangement with TAM (or a comparable agreement with any "affiliate" of TAM or the Trust, as such term is defined in the 1940 Act) pursuant to which TAM (or affiliate) has agreed to waive amounts otherwise payable by the portfolio to TAM (or affiliate) under the expense reduction arrangement, but shall instead be used solely to reduce expenses borne by the portfolio to a lower level than the portfolio would have borne after giving full effect to the expense reduction arrangement. These commissions are not used for promoting or selling portfolio shares or otherwise related to the distribution of portfolio shares.

DETERMINATION OF OFFERING PRICE

Shares of the portfolios are currently sold only to the separate accounts to fund the benefits under the policies and the annuity contracts. The portfolios may, in the future, offer their shares to other insurance company separate accounts. The separate accounts invest in shares of a portfolio in accordance with the allocation instructions received from holders of the policies and the annuity contracts. Such allocation rights are further described in the prospectuses and disclosure documents for the policies and the annuity contracts. Shares of the portfolios are sold and redeemed at their respective net asset values as described in the prospectus.

NET ASSET VALUATION DETERMINATION

The price at which shares are purchased or redeemed is the net asset valuation ("NAV") that is next determined after receipt and acceptance of a purchase order or receipt of a redemption request.

When Share Price is Determined

The NAV of all portfolios is determined on each day the New York Stock Exchange ("NYSE") is open for business. The NAV is not determined on days when the NYSE is closed (generally New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas). Foreign securities may trade in their primary markets on weekends or other days when a portfolio does not price its shares (therefore, the NAV of a portfolio holding foreign securities may change on days when shareholders will not be able to buy or sell shares of the portfolios).


Purchase orders received in good order and accepted, and redemption orders received in good order, before the close of business of the NYSE, usually 4:00 p.m. Eastern Time, receive the NAV determined at the close of the NYSE that day. Purchase and redemption requests received after the NYSE is closed receive the NAV at the close of the NYSE the next day the NYSE is open.



Orders for shares of the Asset Allocation Portfolios and corresponding orders for the TST underlying portfolios/funds in which they invest are priced on the same day when orders for shares of the Asset Allocation Portfolios are received. Thus, receipt in good order and acceptance of a purchase request or receipt in good order of a redemption request for shares of the Asset Allocation Portfolios by regular closing time of the NYSE is deemed to constitute receipt of a proportional order for the corresponding underlying portfolios/funds on the same day, so that both orders receive that day's NAV.


How NAV is Determined


The NAV of each portfolio (or class thereof) is calculated by taking the value of its net assets and dividing by the number of shares of the portfolio (or class) that are then outstanding.


The Board of Trustees has approved procedures to be used to value the portfolios' securities for the purpose of determining the portfolios' NAV. The valuation of the securities of the portfolios is determined in good faith by or under the direction of the Board. The Board has delegated certain valuation functions for the portfolios to TAM.

In general, securities and other investments are valued based on market prices at the close of regular trading on the NYSE. Portfolio securities listed or traded on domestic securities exchanges or the NASDAQ/NMS, including dollar-dominated foreign securities or ADRs, are valued at the closing price on the exchange or system where the security is principally traded. With respect to securities traded on the NASDAQ/NMS, such closing price may be the last reported sale price or the NASDAQ Official Closing Price ("NOCP"). If there have been no sales for that day on the exchange or system where the security is principally traded, then the value should be determined with reference to the last sale price, or the NOCP, if applicable, on any other exchange or system. If there have been no sales for that day on any exchange or system, a security is valued at the closing bid quotes on the exchange or system where the security is principally traded, or at the NOCP, if applicable. Foreign securities traded on U.S. exchanges are generally priced using last sale price regardless of trading activity. Securities traded over-the-counter are valued at the mean of the last bid and asked prices. The market price for debt obligations and certain derivative securities is generally the price supplied by an independent third party pricing service, which may use market prices or quotations or a variety of fair value techniques and methodologies. Short-term debt obligations that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment's fair value. The prices that the portfolio uses may differ from the amounts that would be realized if the investments were sold and the differences could be significant, particularly for securities that trade in relatively thin markets and/or markets that experience extreme volatility. Foreign securities generally are valued based on quotations from the primary market in which they are traded, and are converted from the local currency into U.S. dollars using current exchange rates. Market quotations for securities prices may be obtained from automated pricing services. Shares of open-end investment companies are generally valued at the net asset value per share reported by that investment company.


When a market quotation for a security is not readily available (which may include closing prices deemed to be unreliable because of the occurrence of a subsequent event), a valuation committee appointed by the Board of Trustees may, in good faith, establish a fair value for the security in accordance with valuation procedures adopted by the Board. The types of securities for which such fair value pricing may be required include, but are not limited to: foreign securities, where a significant event occurs after the close of the foreign market on which such security principally trades that is likely to have changed the value of such security, or the closing value is otherwise deemed unreliable; securities of an issuer that has entered into a restructuring; securities whose trading has been halted or suspended; fixed-income securities that have gone into default and for which there is no current market value quotation; and securities that are restricted as to transfer or resale. The portfolios use a fair value model developed by an independent third party pricing service to price foreign equity securities on days when there is a certain percentage change in the value of a domestic equity security index, as such percentage may be determined by TAM from time to time.

Valuing securities in accordance with fair value procedures involves greater reliance on judgment than valuing securities based on readily available market quotations. The valuation committee makes fair value determinations in good faith in accordance with portfolios' valuation procedures. Fair value determination can also involve reliance on quantitative models employed by a fair pricing service. There can be no assurance that a portfolio could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the portfolio determines its NAV.

PRINCIPAL SHAREHOLDERS


As of April 1, 2009, the following persons owned beneficially or of record 5% or more of the shares of the class of the portfolios indicated.



                  NAME AND ADDRESS                                      PORTFOLIO NAME                         INITIAL    SERVICE
--------------------------------------------------  --------------------------------------------------------  ---------  ---------
Transamerica Life Insurance Company
570 Carillon Parkway
St Petersburg FL  33716-1294                        Transamerica American Century Large Company Value VP          6.54%     97.84%

Transamerica Asset Allocation - Moderate Growth VP
570 Carillon Parkway
St Petersburg FL  33716-1294                        Transamerica American Century Large Company Value VP         49.15%

Transamerica Asset Allocation - Moderate VP
570 Carillon Parkway
St Petersburg FL  33716-1294                        Transamerica American Century Large Company Value VP         21.13%

Transamerica Asset Allocation - Growth VP
570 Carillon Parkway
St Petersburg FL  33716-1294                        Transamerica American Century Large Company Value VP         16.62%

Transamerica Asset Allocation - Conservative VP
570 Carillon Parkway
St Petersburg FL  33716-1294                        Transamerica American Century Large Company Value VP          6.55%

Transamerica Life Insurance Company
570 Carillon Parkway
St Petersburg FL  33716-1294                        Transamerica Asset Allocation - Conservative VP              71.71%     81.19%

Western Reserve Life Assurance Co. of Ohio
570 Carillon Parkway
St Petersburg FL  33716-1294                        Transamerica Asset Allocation - Conservative VP              27.64%     17.54%

                  NAME AND ADDRESS                                      PORTFOLIO NAME                         INITIAL    SERVICE
--------------------------------------------------  --------------------------------------------------------  ---------  ---------
Transamerica Life Insurance Company
570 Carillon Parkway
St Petersburg FL  33716-1294                        Transamerica Asset Allocation - Growth VP                    49.73%     51.17%

Western Reserve Life Assurance Co. of Ohio
570 Carillon Parkway
St Petersburg FL  33716-1294                        Transamerica Asset Allocation - Growth VP                    48.58%     47.96%

Transamerica Life Insurance Company
570 Carillon Parkway
St Petersburg FL  33716-1294                        Transamerica Asset Allocation - Moderate Growth VP           59.30%     84.62%

Western Reserve Life Assurance Co. of Ohio
570 Carillon Parkway
St Petersburg FL  33716-1294                        Transamerica Asset Allocation - Moderate Growth VP           39.66%     13.56%

Transamerica Life Insurance Company
570 Carillon Parkway
St Petersburg FL  33716-1294                        Transamerica Asset Allocation - Moderate VP                  67.97%     83.35%

Western Reserve Life Assurance Co. of Ohio
570 Carillon Parkway
St Petersburg FL  33716-1294                        Transamerica Asset Allocation - Moderate VP                  31.39%     15.46%

Transamerica Life Insurance Company
570 Carillon Parkway
St Petersburg FL  33716-1294                        Transamerica Balanced VP                                     60.02%     77.21%

Western Reserve Life Assurance Co. of Ohio
570 Carillon Parkway
St Petersburg FL  33716-1294                        Transamerica Balanced VP                                     39.83%     22.06%

Transamerica Life Insurance Company
570 Carillon Parkway
St Petersburg FL  33716-1294                        Transamerica BlackRock Large Cap Value VP                     9.79%     50.47%

Western Reserve Life Assurance Co. of Ohio
570 Carillon Parkway
St Petersburg FL  33716-1294                        Transamerica BlackRock Large Cap Value VP                    11.95%     48.32%

Transamerica Asset Allocation - Moderate Growth VP
570 Carillon Parkway
St Petersburg FL  33716-1294                        Transamerica BlackRock Large Cap Value VP                    40.65%

Transamerica Asset Allocation - Moderate VP
570 Carillon Parkway
St Petersburg FL  33716-1294                        Transamerica BlackRock Large Cap Value VP                    17.35%

Transamerica Asset Allocation - Growth VP
570 Carillon Parkway
St Petersburg FL  33716-1294                        Transamerica BlackRock Large Cap Value VP                    15.05%

Transamerica Asset Allocation - Conservative VP
570 Carillon Parkway
St Petersburg FL  33716-1294                        Transamerica BlackRock Large Cap Value VP                     5.14%

Transamerica Life Insurance Company
570 Carillon Parkway
St Petersburg FL  33716-1294                        Transamerica Capital Guardian Global VP                      98.95%     98.42%

Transamerica Life Insurance Company
570 Carillon Parkway
St Petersburg FL  33716-1294                        Transamerica Capital Guardian U.S. Equity VP                 86.82%     98.05%

Western Reserve Life Assurance Co. of Ohio
570 Carillon Parkway
St Petersburg FL  33716-1294                        Transamerica Capital Guardian U.S. Equity VP                 13.19%

Transamerica Life Insurance Company
570 Carillon Parkway
St Petersburg FL  33716-1294                        Transamerica Capital Guardian Value VP                       56.19%     72.14%

Western Reserve Life Assurance Co. of Ohio
570 Carillon Parkway
St Petersburg FL  33716-1294                        Transamerica Capital Guardian Value VP                        7.89%     27.70%

Transamerica Asset Allocation - Moderate Growth VP
570 Carillon Parkway
St Petersburg FL  33716-1294                        Transamerica Capital Guardian Value VP                       19.27%

Transamerica Asset Allocation - Moderate VP
570 Carillon Parkway
St Petersburg FL  33716-1294                        Transamerica Capital Guardian Value VP                        7.97%

                  NAME AND ADDRESS                                      PORTFOLIO NAME                         INITIAL    SERVICE
--------------------------------------------------  --------------------------------------------------------  ---------  ---------
Western Reserve Life Assurance Co. of Ohio
570 Carillon Parkway
St Petersburg FL  33716-1294                        Transamerica Clarion Global Real Estate Securities VP        21.16%     62.41%

Transamerica Life Insurance Company
570 Carillon Parkway
St Petersburg FL  33716-1294                        Transamerica Clarion Global Real Estate Securities VP        13.74%     36.55%

Transamerica Asset Allocation - Moderate Growth VP
570 Carillon Parkway
St Petersburg FL  33716-1294                        Transamerica Clarion Global Real Estate Securities VP        30.86%

Transamerica Asset Allocation - Moderate VP
570 Carillon Parkway
St Petersburg FL  33716-1294                        Transamerica Clarion Global Real Estate Securities VP        14.08%

Transamerica Asset Allocation - Growth VP
570 Carillon Parkway
St Petersburg FL  33716-1294                        Transamerica Clarion Global Real Estate Securities VP        12.01%

Transamerica Life Insurance Company
570 Carillon Parkway]
St Petersburg FL  33716-1294                        Transamerica Convertible Securities VP                       27.96%     74.85%

Transamerica Asset Allocation - Moderate Growth VP
570 Carillon Parkway
St Petersburg FL  33716-1294                        Transamerica Convertible Securities VP                       36.34%

Transamerica Asset Allocation - Moderate VP
570 Carillon Parkway
St Petersburg FL  33716-1294                        Transamerica Convertible Securities VP                       26.34%

Western Reserve Life Assurance Co. of Ohio
570 Carillon Parkway
St Petersburg FL  33716-1294                        Transamerica Convertible Securities VP                        9.11%     22.23%

Transamerica Asset Management, Inc.
570 Carillon Parkway
St Petersburg FL  33716-1294                        Transamerica Efficient Markets VP (11/10/08)                100.00%

Transamerica Life Insurance Company
570 Carillon Parkway
St Petersburg FL  33716-1294                        Transamerica Efficient Markets VP (11/10/08)                            91.14%

Transamerica Life Insurance Company
570 Carillon Parkway
St Petersburg FL  33716-1294                        Transamerica Equity II VP                                   100.00%

Western Reserve Life Assurance Co. of Ohio
570 Carillon Parkway
St Petersburg FL  33716-1294                        Transamerica Equity VP                                       53.18%     60.45%

Transamerica Life Insurance Company
570 Carillon Parkway
St Petersburg FL  33716-1294                        Transamerica Equity VP                                       19.70%     39.36%

Transamerica Asset Allocation - Moderate Growth VP
570 Carillon Parkway
St Petersburg FL  33716-1294                        Transamerica Equity VP                                       13.60%

Transamerica Asset Allocation - Moderate VP
570 Carillon Parkway
St Petersburg FL  33716-1294                        Transamerica Equity VP                                        5.62%

Western Reserve Life Assurance Co. of Ohio
570 Carillon Parkway
St Petersburg FL  33716-1294                        Transamerica Federated Market Opportunity VP                 63.35%     90.49%

Transamerica Asset Allocation - Moderate VP
570 Carillon Parkway
St Petersburg FL  33716-1294                        Transamerica Federated Market Opportunity VP                 17.72%

Transamerica Asset Allocation - Moderate Growth VP
570 Carillon Parkway
St Petersburg FL  33716-1294                        Transamerica Federated Market Opportunity VP                  9.93%

Transamerica Life Insurance Company
570 Carillon Parkway
St Petersburg FL  33716-1294                        Transamerica Federated Market Opportunity VP                             9.51%

Western Reserve Life Assurance Co. of Ohio
570 Carillon Parkway
St Petersburg FL  33716-1294                        Transamerica Growth Opportunities VP                         35.12%     73.49%

                  NAME AND ADDRESS                                      PORTFOLIO NAME                         INITIAL    SERVICE
--------------------------------------------------  --------------------------------------------------------  ---------  ---------
Transamerica Life Insurance Company
570 Carillon Parkway
St Petersburg FL  33716-1294                        Transamerica Growth Opportunities VP                         24.66%     19.51%

Transamerica Asset Allocation - Moderate Growth VP
570 Carillon Parkway
St Petersburg FL  33716-1294                        Transamerica Growth Opportunities VP                         21.50%

Transamerica Asset Allocation - Moderate VP
570 Carillon Parkway
St Petersburg FL  33716-1294                        Transamerica Growth Opportunities VP                          9.53%

Transamerica Financial Life Ins Co
570 Carillon Parkway
St Petersburg FL  33716-1294                        Transamerica Growth Opportunities VP                                     7.00%

Transamerica Asset Allocation - Growth VP
570 Carillon Parkway
St Petersburg FL  33716-1294                        Transamerica Growth Opportunities VP                          6.26%

Transamerica Life Insurance Company
570 Carillon Parkway
St Petersburg FL  33716-1294                        Transamerica Index 50 VP                                                90.19%

Transamerica Asset Management, Inc.
570 Carillon Parkway
St Petersburg FL  33716-1294                        Transamerica Index 50 VP                                     77.52%

Western Reserve Life Assurance Co. of Ohio
570 Carillon Parkway
St Petersburg FL  33716-1294                        Transamerica Index 50 VP                                     22.49%

Transamerica Financial Life Ins Co
570 Carillon Parkway
St Petersburg FL  33716-1294                        Transamerica Index 50 VP                                                 6.85%

Transamerica Life Insurance Company
570 Carillon Parkway
St Petersburg FL  33716-1294                        Transamerica Index 75 VP                                                93.14%

Monumental Life Insurance Company
570 Carillon Parkway
St Petersburg FL  33716-1294                        Transamerica Index 75 VP                                     84.37%

Transamerica Asset Management, Inc.
570 Carillon Parkway
St Petersburg FL  33716-1294                        Transamerica Index 75 VP                                      7.89%

Western Reserve Life Assurance Co. of Ohio
570 Carillon Parkway
St Petersburg FL  33716-1294                        Transamerica Index 75 VP                                      7.74%

Western Reserve Life Assurance Co. of Ohio
570 Carillon Parkway
St Petersburg FL  33716-1294                        Transamerica International Moderate Growth VP                90.67%     12.45%

Transamerica Life Insurance Company
570 Carillon Parkway
St Petersburg FL  33716-1294                        Transamerica International Moderate Growth VP                 5.28%     85.54%

Transamerica Life Insurance Company
570 Carillon Parkway
St Petersburg FL  33716-1294                        Transamerica Jennison Growth VP                               7.54%     99.61%

Transamerica Asset Allocation - Moderate Growth VP
570 Carillon Parkway
St Petersburg FL  33716-1294                        Transamerica Jennison Growth VP                              50.55%

Transamerica Asset Allocation - Moderate VP
570 Carillon Parkway
St Petersburg FL  33716-1294                        Transamerica Jennison Growth VP                              18.19%

Transamerica Asset Allocation - Growth VP
570 Carillon Parkway
St Petersburg FL  33716-1294                        Transamerica Jennison Growth VP                              16.74%

Transamerica Asset Allocation - Conservative VP
570 Carillon Parkway
St Petersburg FL  33716-1294                        Transamerica Jennison Growth VP                               6.90%

Western Reserve Life Assurance Co. of Ohio
570 Carillon Parkway
St Petersburg FL  33716-1294                        Transamerica JPMorgan Core Bond VP                           86.22%    100.00%

                  NAME AND ADDRESS                                      PORTFOLIO NAME                         INITIAL    SERVICE
--------------------------------------------------  --------------------------------------------------------  ---------  ---------
Transamerica International Moderate Growth VP
570 Carillon Parkway
St Petersburg FL  33716-1294                        Transamerica JPMorgan Core Bond VP                           10.55%

Transamerica Life Insurance Company
570 Carillon Parkway
St Petersburg FL  33716-1294                        Transamerica JPMorgan Enhanced Index VP                      87.44%     55.43%

Western Reserve Life Assurance Co. of Ohio
570 Carillon Parkway
St Petersburg FL  33716-1294                        Transamerica JPMorgan Enhanced Index VP                       6.75%     44.56%

Western Reserve Life Assurance Co. of Ohio
570 Carillon Parkway
St Petersburg FL  33716-1294                        Transamerica JPMorgan Mid Cap Value VP                       12.58%    100.00%

Transamerica Asset Allocation - Moderate Growth VP
570 Carillon Parkway
St Petersburg FL  33716-1294                        Transamerica JPMorgan Mid Cap Value VP                       51.63%

Transamerica Asset Allocation - Growth VP
570 Carillon Parkway
St Petersburg FL  33716-1294                        Transamerica JPMorgan Mid Cap Value VP                       17.32%

Transamerica Asset Allocation - Moderate VP
570 Carillon Parkway
St Petersburg FL  33716-1294                        Transamerica JPMorgan Mid Cap Value VP                       11.46%

Transamerica Asset Allocation - Conservative VP
570 Carillon Parkway
St Petersburg FL  33716-1294                        Transamerica JPMorgan Mid Cap Value VP                        6.26%

Transamerica Life Insurance Company
570 Carillon Parkway
St Petersburg FL  33716-1294                        Transamerica Legg Mason Partners All Cap VP                  61.34%     41.86%

Western Reserve Life Assurance Co. of Ohio
570 Carillon Parkway
St Petersburg FL  33716-1294                        Transamerica Legg Mason Partners All Cap VP                  37.95%     57.38%

Transamerica Life Insurance Company
570 Carillon Parkway
St Petersburg FL  33716-1294                        Transamerica Marsico Growth VP                                7.43%     63.32%

Transamerica Asset Allocation - Moderate Growth VP
570 Carillon Parkway
St Petersburg FL  33716-1294                        Transamerica Marsico Growth VP                               46.10%

Western Reserve Life Assurance Co. of Ohio
570 Carillon Parkway
St Petersburg FL  33716-1294                        Transamerica Marsico Growth VP                                6.10%     35.29%

Transamerica Asset Allocation - Moderate VP
570 Carillon Parkway
St Petersburg FL  33716-1294                        Transamerica Marsico Growth VP                               19.11%

Transamerica Asset Allocation - Growth VP
570 Carillon Parkway
St Petersburg FL  33716-1294                        Transamerica Marsico Growth VP                               15.05%

Transamerica Asset Allocation - Conservative VP
570 Carillon Parkway
St Petersburg FL  33716-1294                        Transamerica Marsico Growth VP                                6.15%

Transamerica Life Insurance Company
570 Carillon Parkway
St Petersburg FL  33716-1294                        Transamerica MFS High Yield VP                               33.62%     71.10%

Western Reserve Life Assurance Co. of Ohio
570 Carillon Parkway
St Petersburg FL  33716-1294                        Transamerica MFS High Yield VP                                          28.41%

Transamerica Asset Allocation - Moderate Growth VP
570 Carillon Parkway
St Petersburg FL  33716-1294                        Transamerica MFS High Yield VP                               25.30%

Transamerica Asset Allocation - Moderate VP
570 Carillon Parkway
St Petersburg FL  33716-1294                        Transamerica MFS High Yield VP                               23.04%

Transamerica Asset Allocation - Conservative VP
570 Carillon Parkway
St Petersburg FL  33716-1294                        Transamerica MFS High Yield VP                               13.42%

                  NAME AND ADDRESS                                      PORTFOLIO NAME                         INITIAL    SERVICE
--------------------------------------------------  --------------------------------------------------------  ---------  ---------
Transamerica Life Insurance Company
570 Carillon Parkway
St Petersburg FL  33716-1294                        Transamerica MFS International Equity VP                     45.02%     68.69%


Western Reserve Life Assurance Co. of Ohio
570 Carillon Parkway
St Petersburg FL  33716-1294                        Transamerica MFS International Equity VP                     53.38%     31.13%

Transamerica Life Insurance Company
570 Carillon Parkway
St Petersburg FL  33716-1294                        Transamerica Money Market VP                                 56.17%     70.10%

Western Reserve Life Assurance Co. of Ohio
570 Carillon Parkway
St Petersburg FL  33716-1294                        Transamerica Money Market VP                                 31.68%     29.38%

Transamerica Asset Allocation - Moderate Growth
VP\570 Carillon Parkway
St Petersburg FL  33716-1294                        Transamerica Money Market VP                                  6.01%

Western Reserve Life Assurance Co. of Ohio
570 Carillon Parkway
St Petersburg FL  33716-1294                        Transamerica Munder Net50 VP                                 23.52%     99.99%

Transamerica Asset Allocation - Moderate Growth VP
570 Carillon Parkway
St Petersburg FL  33716-1294                        Transamerica Munder Net50 VP                                 41.41%

Transamerica Asset Allocation - Growth VP
570 Carillon Parkway
St Petersburg FL  33716-1294                        Transamerica Munder Net50 VP                                 16.62%

Transamerica Asset Allocation - Moderate VP
570 Carillon Parkway
St Petersburg FL  33716-1294                        Transamerica Munder Net50 VP                                 15.23%

Transamerica Life Insurance Company
570 Carillon Parkway
St Petersburg FL  33716-1294                        Transamerica PIMCO Total Return VP                           27.12%     78.84%

Transamerica Asset Allocation - Moderate VP
570 Carillon Parkway
St Petersburg FL  33716-1294                        Transamerica PIMCO Total Return VP                           25.36%

Transamerica Asset Allocation - Moderate Growth VP
570 Carillon Parkway
St Petersburg FL  33716-1294                        Transamerica PIMCO Total Return VP                           22.51%

Western Reserve Life Assurance Co. of Ohio
570 Carillon Parkway
St Petersburg FL  33716-1294                        Transamerica PIMCO Total Return VP                            5.57%     20.43%

Transamerica Asset Allocation - Conservative VP
570 Carillon Parkway
St Petersburg FL  33716-1294                        Transamerica PIMCO Total Return VP                           13.50%

Transamerica Life Insurance Company
570 Carillon Parkway
St Petersburg FL  33716-1294                        Transamerica Science & Technology VP                         22.96%     55.19%

Western Reserve Life Assurance Co. of Ohio
570 Carillon Parkway
St Petersburg FL  33716-1294                        Transamerica Science & Technology VP                         22.30%     43.54%

Transamerica Asset Allocation - Moderate Growth VP
570 Carillon Parkway
St Petersburg FL  33716-1294                        Transamerica Science & Technology VP                         30.06%

Transamerica Asset Allocation - Moderate VP
570 Carillon Parkway
St Petersburg FL  33716-1294                        Transamerica Science & Technology VP                         15.18%

Western Reserve Life Assurance Co. of Ohio
570 Carillon Parkway
St Petersburg FL  33716-1294                        Transamerica Small/Mid Cap Value VP                          22.52%     92.01%

Transamerica Life Insurance Company
570 Carillon Parkway
St Petersburg FL  33716-1294                        Transamerica Small/Mid Cap Value VP                          74.65%      7.27%

Transamerica Life Insurance Company
570 Carillon Parkway
St Petersburg FL  33716-1294                        Transamerica T. Rowe Price Equity Income VP                  82.12%     48.99%

                  NAME AND ADDRESS                                      PORTFOLIO NAME                         INITIAL    SERVICE
--------------------------------------------------  --------------------------------------------------------  ---------  ---------
Western Reserve Life Assurance Co. of Ohio
570 Carillon Parkway
St Petersburg FL  33716-1294                        Transamerica T. Rowe Price Equity Income VP                  16.54%     50.13%

Transamerica Life Insurance Company
570 Carillon Parkway
St Petersburg FL  33716-1294                        Transamerica T. Rowe Price Growth Stock VP                   43.14%     98.83%

Transamerica Asset Allocation - Moderate Growth VP
570 Carillon Parkway
St Petersburg FL  33716-1294                        Transamerica T. Rowe Price Growth Stock VP                   29.81%

Transamerica Asset Allocation - Moderate VP
570 Carillon Parkway
St Petersburg FL  33716-1294                        Transamerica T. Rowe Price Growth Stock VP                   12.70%

Transamerica Asset Allocation - Growth VP
570 Carillon Parkway
St Petersburg FL  33716-1294                        Transamerica T. Rowe Price Growth Stock VP                    9.44%

Transamerica Life Insurance Company
570 Carillon Parkway
St Petersburg FL  33716-1294                        Transamerica T. Rowe Price Small Cap VP                      68.04%     65.56%

Western Reserve Life Assurance Co. of Ohio
570 Carillon Parkway
St Petersburg FL  33716-1294                        Transamerica T. Rowe Price Small Cap VP                      30.31%     33.45%

Western Reserve Life Assurance Co. of Ohio
570 Carillon Parkway
St Petersburg FL  33716-1294                        Transamerica Templeton Global VP                             91.95%     72.05%

Transamerica Life Insurance Company
570 Carillon Parkway
St Petersburg FL  33716-1294                        Transamerica Templeton Global VP                              6.85%     25.21%

Western Reserve Life Assurance Co. of Ohio
570 Carillon Parkway
St Petersburg FL  33716-1294                        Transamerica Third Avenue Value VP                           97.44%    100.00%

Transamerica Life Insurance Company
570 Carillon Parkway
St Petersburg FL  33716-1294                        Transamerica U.S. Government Securities VP                   74.72%     54.88%

Western Reserve Life Assurance Co. of Ohio
570 Carillon Parkway
St Petersburg FL  33716-1294                        Transamerica U.S. Government Securities VP                   22.00%     44.34%

Western Reserve Life Assurance Co. of Ohio
570 Carillon Parkway
St Petersburg FL  33716-1294                        Transamerica Value Balanced VP                               98.71%     41.35%

Transamerica Life Insurance Company
570 Carillon Parkway
St Petersburg FL  33716-1294                        Transamerica Value Balanced VP                                          57.83%

Transamerica Life Insurance Company
570 Carillon Parkway                                Transamerica Van Kampen Active International
St Petersburg FL  33716-1294                        Allocation VP                                                95.27%     99.69%

Transamerica Life Insurance Company
570 Carillon Parkway
St Petersburg FL  33716-1294                        Transamerica Van Kampen Large Cap Core VP                    97.92%     98.49%

Western Reserve Life Assurance Co. of Ohio
570 Carillon Parkway
St Petersburg FL  33716-1294                        Transamerica Van Kampen Mid-Cap Growth VP                    88.52%     54.63%

Transamerica Life Insurance Company
570 Carillon Parkway
St Petersburg FL  33716-1294                        Transamerica Van Kampen Mid-Cap Growth VP                    10.36%     44.85%



Information is not shown in the above table for Transamerica BlackRock Tactical Allocation VP, Transamerica BlackRock Global Allocation VP, Transamerica ProFund UltraBear VP, Transamerica Foxhall Global Conservative VP, Transamerica Foxhall Emerging Markets/Pacific Rim VP, Transamerica Foxhall Global Growth VP, Transamerica Foxhall Global Hard Asset VP, Transamerica Hanlon Balanced VP, Transamerica Hanlon Growth VP, Transamerica Hanlon Growth and Income VP, and Transamerica Hanlon Managed Income VP as they had not commenced operations prior to the date of this SAI.

TAXES


Shares of the portfolios are offered only to the Separate Accounts that fund the Policies and Contracts and to the Asset Allocation Portfolios. See the respective prospectuses for the Policies and Contracts for a discussion of the special taxation of insurance companies with respect to the Separate Accounts and of the Policies, the Contracts and the holders thereof.



Each portfolio has either qualified, and expects to continue to qualify, or will qualify in its initial year, and thereafter will continue to qualify, for treatment as a regulated investment company (a "RIC") under the Internal Revenue Code of 1986, as amended (the "Code"). In order to qualify for that treatment, a portfolio must distribute to its stockholders for each taxable year at least the sum of 90% of its investment company taxable income, computed without regard to the dividends-paid deduction, and 90% of its net exempt-interest income, if any. Each portfolio must also meet several other requirements. These requirements include the following: (1) the portfolio must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and net income derived from an interest in a qualified publicly traded partnership (the "Income Requirement"); (2) at the close of each quarter of the portfolio's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs, and other securities (limited in respect of any one issuer of such other securities to an amount not greater than 5% of the value of the portfolio's total assets and to not more than 10% of the outstanding voting securities of the issuer); and (3) at the close of each quarter of the portfolio's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. Government securities or the securities of other RICs) of any one issuer, in those of two or more issuers that the portfolio controls and which are engaged in the same or similar trade or business, or in those of one or more qualified publicly traded partnerships. If each portfolio qualifies as a RIC and timely distributes to its shareholders substantially all of its net income and net capital gains, then each portfolio should have little or no income taxable to it under the Code.



As noted in the prospectuses, certain separate accounts are required to meet certain diversification requirements under Section 817(h) of the Code and the regulations thereunder in order for the Policies and Contracts funded by those separate accounts to qualify for their expected tax treatment. Such requirements place certain limitations on the proportion of a separate account's assets that may be represented by any four or fewer investments. Specifically, such a separate account must in general diversify its holdings so that on the last day of each calendar quarter (or within 30 days after such last day) no more than 55% of its assets are represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For purposes of Section 817(h) of the Code, all securities of the same issuer, all interests in the same real property project, and all interests in the same commodity are treated as a single investment. In addition, each U.S. Government agency or instrumentality is treated as a separate issuer, while the securities of any particular foreign government and its agencies, instrumentalities and political subdivisions all will be considered securities issued by the same issuer.



If a portfolio qualifies as a RIC and its shares are held only by certain tax-exempt trusts and separate accounts and certain other qualified investors (including the Asset Allocation Portfolios if they are themselves only owned by those qualified investors), such diversification requirements will be applied by looking through to the assets of the portfolio, rather than treating the interest in the portfolio as a separate investment of each separate account investing in the portfolio. Each portfolio intends to comply with such diversification requirements so that, assuming such look-through treatment is available, any separate account invested wholly in a portfolio would satisfy such diversification requirements.



If a portfolio fails to qualify as a RIC, the portfolio will be subject to federal corporate taxes on its taxable income and gains (without any deduction for its distributions to its shareholders), and distributions to its shareholders will constitute ordinary income to the extent of such portfolio's available earnings and profits. In addition, if a portfolio fails to qualify as a RIC, fails to comply with the diversification requirements of Section 817(h) of the Code and the regulations thereunder, or fails to limit the holding of portfolio shares to the permitted investors described above, then Policies and Contracts funded by that portfolio (or by any Asset Allocation Portfolio invested in that portfolio) might not qualify as life insurance policies or annuity contracts under the Code, and owners of such Policies and Contracts could be currently taxed on the investment earnings under their Policies and Contracts. In such a case, current taxation could also be required in all future taxable periods. For additional information concerning the consequences of failure to meet the requirements of Section 817(h), see the prospectuses for the Policies or the Contracts.



Transamerica BlackRock Global Allocation VP invests all of its assets in BlackRock Global Asset Allocation V.I. Fund of BlackRock Variable Series Funds, Inc. (the "BlackRock Fund") which has agreed to maintain its qualification as a RIC, to comply with the diversification requirements of Section 817(h) of the Code and the regulations thereunder, and to limit the holding of its shares to the permitted investors described above. If the BlackRock Fund fails to qualify as a RIC, fails to comply with such diversification requirements, or fails to limit the holding of its shares to the permitted investors described above, then Policies and Contracts funded by Transamerica BlackRock Global Allocation VP (or by any Asset Allocation Portfolio invested in Transamerica BlackRock Global

Allocation VP) might not qualify as life insurance policies or annuity contracts under the Code, and owners of such Policies and Contracts could be currently taxed on the investment earnings under their Policies and Contracts. In such a case, current taxation could also be required in all future taxable periods. For additional information concerning the consequences of failure to meet the requirements of Section 817(h), see the prospectuses for the Policies or the Contracts.



For a Policy or a Contract to qualify for tax-favored treatment, assets in the Separate Accounts supporting the Policy or Contract must be considered to be owned by the insurance company and not by the Policy or Contract owner. Under current U.S. tax law, if an owner has excessive control over the investments made by a Separate Account (i.e., the underlying portfolios) the owner will be taxed currently on income and gains from the account or portfolio. In other words, in such a case of "investor control" the owner would not derive the tax benefits normally associated with variable life insurance or variable annuities.



Generally, according to the IRS, there are two ways that impermissible investor control may exist. The first relates to the design of the contract or the relationship between the contract and a separate account or underlying portfolio. For example, at various times, the IRS has focused on, among other factors, the number and type of investment choices available pursuant to a given variable policy or contract, whether the policy or contract offers access to portfolios that are available to the general public, the number of transfers that a contract owner may make from one investment option to another, and the degree to which a contract owner may select or control particular investments.



With respect to this first aspect of investor control, the relationship between the portfolios and the Policies and Contracts is designed to satisfy the current view of the IRS on this subject, such that the investor control doctrine should not apply. However, because of some uncertainty with respect to this subject and because the IRS may issue further guidance on this subject, the portfolios reserve the right to make such changes as are deemed necessary or appropriate to reduce the risk that your Policy or Contract might be subject to current taxation because of investor control.


The second way that impermissible investor control might exist concerns your actions. Under the IRS pronouncements, you may not select or control particular investments, other than choosing among broad investment choices such as selecting a particular portfolio. You thus may not select or direct the purchase or sale of a particular investment of the portfolios. All investment decisions concerning the portfolios must be made by the portfolio managers in their sole and absolute discretion, and not by the contract owner.

Furthermore, under the IRS pronouncements, you may not communicate directly or indirectly with such portfolio managers or any related investment officers concerning the selection, quality, or rate of return of any specific investment or group of investments held by the portfolios.


Finally, the IRS may issue additional guidance on the investor control doctrine, which might further restrict your actions or features of your Policy or Contract. Such guidance could be applied retroactively. If any of the rules outlined above are not complied with, the IRS may seek to tax you currently on income and gains from the portfolios such that you would not derive the tax benefits normally associated with variable life insurance or variable annuities. Such an event may have an adverse impact on the Policies and Contracts.


Under the Code, certain portfolios will be subject to a nondeductible 4% federal excise tax on a portion of their undistributed ordinary income and capital gain net income if they fail to meet certain distribution requirements. The portfolios intend to make any required distributions in a timely manner and accordingly do not expect to be subject to the excise tax.


If a portfolio invests in certain pay-in-kind securities, zero coupon securities, deferred interest securities or, in general, any other securities with original issue discount (or with market discount if the portfolio elects to include market discount in income currently), the portfolio generally must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, the portfolio must distribute to its shareholders, at least annually, all or substantially all of its investment company taxable income (determined without regard to the deduction for dividends paid), including such accrued income, to qualify for treatment as a RIC under the Code and avoid U.S. federal income and excise taxes. Therefore, the portfolio may have to dispose of portfolio securities, potentially under disadvantageous circumstances, to generate cash, or may have to borrow the cash, to satisfy distribution requirements. Such a disposition of securities may potentially result in additional taxable gain or loss to the portfolio.



The use of hedging strategies, such as writing (selling) and purchasing options and futures contracts and entering into forward contracts, involves complex rules that will determine for income tax purposes the character and timing of recognition of the income received in connection therewith by the portfolios. Income from the disposition of foreign currencies, and income from transactions in options, futures, and forward contracts derived by a portfolio with respect to its business of investing in securities or foreign currencies, generally will qualify as permissible income for purposes of the Income Requirement.



Portfolios investing in foreign securities or currencies may be required to pay withholding, income or other taxes to foreign governments or U.S. possessions. The investment yield of any portfolio that invests in foreign securities or currencies would be reduced by any such foreign taxes. Holders of Policies or Contracts investing in such portfolios indirectly bear the cost of any foreign taxes but will not be able to claim a foreign tax credit or deduction for these foreign taxes. Tax conventions between certain countries and the United States may reduce or eliminate these foreign taxes.


If a portfolio acquires stock in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, rents, royalties, or capital gain) or that hold at least 50% of their average total assets over the taxable year in investments that produce (or that are held for the production of) such passive income ("passive foreign investment companies"), that portfolio could be subject to federal income tax and additional interest charges on "excess distributions" received from such companies or gain from the sale of stock in such companies, even if all income or gain actually received by the portfolio is timely distributed to its shareholders. The portfolio would not be able to pass through to its shareholders any credit or deduction for such a tax. As a result, owners of variable life insurance contracts and variable annuity contracts investing in such portfolios ultimately would bear the cost of these taxes and interest charges. Certain elections may, if available, ameliorate these adverse tax consequences, but any such election may require the applicable portfolio to recognize taxable income or gain without the concurrent receipt of cash. However, the portfolio must distribute to its shareholders, at least annually, all or substantially all of its investment company taxable income (determined without regard to the deduction for dividends paid), including such accrued income, to qualify for treatment as a RIC under the Code and avoid U.S. federal income and excise taxes. Therefore, the portfolio may have to dispose of portfolio securities, potentially under disadvantageous circumstances, to generate cash, or may have to borrow the cash, to satisfy distribution requirements. Such a disposition of securities may potentially result in additional taxable gain or loss to the portfolio. Any portfolio that acquires stock in foreign corporations may limit and/or manage its holdings in passive foreign investment companies to minimize its tax liability.



Certain portfolios may invest in ETFs and exchange-traded notes ("ETNs"). Depending on an ETF's structure and its underlying investments, an ETF may produce income that is not permissible income for purposes of the Income Requirement. Any portfolio that invests in ETFs will limit and/or manage its holdings of ETFs with a view to complying with the requirements for qualification as a RIC. For tax purposes, ETNs are generally treated as debt obligations of the issuer, which generally produce permissible income for purposes of the Income Requirement.



The foregoing is only a general summary of some of the important federal income tax considerations generally affecting the portfolios and their shareholders. No attempt is made to present a complete explanation of the federal tax treatment of the portfolios' activities, and this discussion and the discussion in the prospectuses and/or statements of additional information for the Policies and Contracts are not intended as a substitute for careful tax planning. Accordingly, potential investors are urged to consult their own tax advisers for more detailed information and for information regarding any state, local, or foreign taxes applicable to the Policies, the Contracts and the holders thereof.


OTHER INFORMATION

THE TRUST


As described in the prospectus, the Trust offers two classes of shares for each portfolio except Transamerica Equity II. The Trust is currently comprised of 48 operational portfolios.


FINANCIAL STATEMENTS


The audited financial statements for each portfolio of the Trust for the year ended December 31, 2008 and the report of the Trust's independent registered certified public accountants are included in the 2008 Annual Report (as filed March 9, 2009 - SEC Accession No. 0001104659-09-015538), and are incorporated herein by reference to such report.


INDEPENDENT REGISTERED CERTIFIED PUBLIC ACCOUNTANTS

PricewaterhouseCoopers LLP, located at 4221 West Boy Scout Blvd., Suite 200, Tampa, Florida 33607-5745, serves as the Trust's Independent Registered Certified Public Accountants. The Trust has engaged PricewaterhouseCoopers LLP to examine, in accordance with auditing standards established by the Public Company Accounting Oversight Board, the financial statements of each of the Trust's portfolios.

CUSTODIAN

State Street Bank & Trust ("State Street"), located at 200 Clarendon Street, 16th Floor, Boston, Massachusetts 02116, serves as the Trust's Custodian and Dividend Disbursing Agent. State Street provides comprehensive asset administrative services to the Trust and other members of the financial industry which include: multi-currency accounting, institutional transfer agency services, domestic and global custody, performance measures, foreign exchange, and securities lending and mutual fund administrative services.

                                   APPENDIX A

                       DESCRIPTION OF PORTFOLIO SECURITIES

The following is intended only as a supplement to the information contained in the prospectus and should be read only in conjunction with the prospectus. Terms defined in the prospectus and not defined herein have the same meanings as those in the prospectus.

1. CERTIFICATE OF DEPOSIT.* A certificate of deposit generally is a short-term, interest bearing negotiable certificate issued by a commercial bank or savings and loan association against funds deposited in the issuing institution.

2. EURODOLLAR CERTIFICATE OF DEPOSIT.* A Eurodollar certificate of deposit is a short-term obligation of a foreign subsidiary of a U.S. bank payable in U.S. dollars.

3. FLOATING RATE NOTE.* A floating rate note is debt issued by a corporation or commercial bank that is typically several years in term but whose interest rate is reset every one to six months.

4. INVERSE FLOATING RATE SECURITIES.* Inverse floating rate securities are similar to floating rate securities except that their coupon payments vary inversely with an underlying index by use of a formula. Inverse floating rate securities tend to exhibit greater price volatility than other floating rate securities.

5. FLOATING RATE OBLIGATIONS.* Floating rate obligations generally exhibit a low price volatility for a given stated maturity or average life because their coupons adjust with changes in interest rates.

6. TIME DEPOSIT.* A time deposit is a deposit in a commercial bank for a specified period of time at a fixed interest rate for which a negotiable certificate is not received.

7. BANKERS' ACCEPTANCE.* A bankers' acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with international commercial transactions (to finance the import, export, transfer or storage of goods). The borrower is liable for payment as well as the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Most acceptances have maturities of six months or less and are traded in secondary markets prior to maturity.

8. VARIABLE AMOUNT MASTER DEMAND NOTE.* A variable amount master demand note is a note which fixes a minimum and maximum amount of credit and provides for lending and repayment within those limits at the discretion of the lender. Before investing in any variable amount master demand notes, a portfolio will consider the liquidity of the issuer through periodic credit analysis based upon publicly available information.

9. PREFERRED STOCKS. Preferred stocks are securities which represent an ownership interest in a corporation and which give the owner a prior claim over common stock on the corporation's earnings and assets. Preferred stock generally pays quarterly dividends. Preferred stocks may differ in many of their provisions. Among the features that differentiate preferred stock from one another are the dividend rights, which may be cumulative or non-cumulative and participating or non-participating, redemption provisions, and voting rights. Such features will establish the income return and may affect the prospects for capital appreciation or risks of capital loss.

10. CONVERTIBLE SECURITIES. A portfolio may invest in debt securities convertible into or exchangeable for equity securities, or debt securities that carry with them the right to acquire equity securities, as evidenced by warrants attached to such securities or acquired as part of units of the securities. Such securities normally pay less current income than securities into which they are convertible, and the concomitant risk of loss from declines in those values.

11. COMMERCIAL PAPER.* Commercial paper is a short-term promissory note issued by a corporation primarily to finance short-term credit needs.

12. REPURCHASE AGREEMENT.* A repurchase agreement is an instrument under which a portfolio acquires ownership of a debt security and the seller agrees to repurchase the obligation at a mutually agreed upon time and price. The total amount received on repurchase is calculated to exceed the price paid by the portfolio, reflecting an agreed upon market rate of interest for the period from the time of a portfolio's purchase of the security to the settlement date (i.e., the time of repurchase), and would not necessarily relate to the interest rate on the underlying securities. A portfolio will only enter into repurchase agreements with underlying securities consisting of U.S. Government or government agency securities.

13. REVERSE REPURCHASE AGREEMENT. A reverse repurchase agreement involves the sale of securities held by a portfolio, with an agreement to repurchase the securities at an agreed upon price, date and interest payment. A portfolio will use the proceeds of the reverse repurchase agreements to purchase other money market securities maturing, or under an agreement to resell, at a date simultaneous with or prior to the expiration of the reverse repurchase agreement. A portfolio will utilize reverse repurchase agreements when the interest income to be earned from the investment of the proceeds from the transaction is greater than the interest expense of the reverse repurchase transactions.

14. ASSET-BACKED SECURITIES. A portfolio may invest in securities backed by automobile receivables and credit card receivables and other securities backed by other types of receivables or other assets. Credit support for asset-backed securities may be based on the underlying assets and/or provided through credit enhancements by a third party. Credit enhancement techniques include letters of credit, insurance bonds, limited guarantees (which are generally provided by the issuer), senior-subordinated structures and over-collateralization.

15. MORTGAGE-BACKED SECURITIES. A portfolio may purchase mortgage-backed securities issued by government and non-government entities such as banks, mortgage lenders, or other financial institutions. Mortgage-backed securities include mortgage pass-through securities, mortgage-backed bonds, and mortgage pay-through securities. A mortgage pass-through security is a pro-rata interest in a pool of mortgages where the cash flow generated from the mortgage collateral is passed through to the security holder. Mortgage-backed bonds are general obligations of their issuers, payable out of the issuers' general funds and additionally secured by a first lien on a pool of mortgages. Mortgage pay-through securities exhibit characteristics of both pass-through and mortgage-backed bonds. Mortgage-backed securities also include other debt obligations secured by mortgages on commercial real estate or residential properties. Other types of mortgage-backed securities will likely be developed in the future, and a portfolio may invest in them if it is determined they are consistent with the portfolio's investment objective and policies.

16. COLLATERALIZED MORTGAGE OBLIGATIONS. ("CMOs") are pay-through securities collateralized by mortgages or mortgage-backed securities. CMOs are issued in classes and series that have different maturities and interest rates.

17. STRIPPED MORTGAGE-BACKED SECURITIES. Stripped mortgage-backed securities are created when the principal and interest payments of a mortgage-backed security are separated by a U.S. Government agency or a financial institution. The holder of the "principal-only" security receives the principal payments made by the underlying mortgage-backed security, while the holder of the "interest-only" security receives interest payments from the same underlying security.

The value of mortgage-backed securities may change due to changes in the market's perception of issuers. In addition, the mortgage securities market in general may be adversely affected by regulatory or tax changes. Non-governmental mortgage-backed securities may offer a higher yield than those issued by government entities but also may be subject to greater price change than government securities.

Like most mortgage securities, mortgage-backed securities are subject to prepayment risk. When prepayment occurs, unscheduled or early payments are made on the underlying mortgages, which may shorten the effective maturities of those securities and may lower their total return. Furthermore, the prices of stripped mortgage-backed securities can be significantly affected by changes in interest rates as well. As interest rates fall, prepayment rates tend to increase, which in turn tends to reduce prices of "interest-only" securities and increase prices of "principal-only" securities. Rising interest rates can have the opposite effect.

18. FINANCING CORPORATION SECURITIES. ("FICOs") are debt obligations issued by the Financing Corporation. The Financing Corporation was originally created to recapitalize the Federal Savings and Loan Insurance Corporation ("FSLIC") and now functions as a financing vehicle for the FSLIC Resolution Fund, which received substantially all of FSLIC's assets and liabilities.

19. U.S. GOVERNMENT SECURITIES. U.S. Government securities are securities issued by or guaranteed by the U.S. Government or its agencies or instrumentalities. U.S. Government securities have varying degrees of government backing. They may be backed by the credit of the U.S. Government as a whole or only by the issuing agency or instrumentality. For example, securities issued by the Financing Corporation are supported only by the credit of the Financing Corporation, and not by the U.S. Government. Securities issued by the Federal Home Loan Banks and the Federal National Mortgage Association ("FNMA") are supported by the agency's right to borrow money from the U.S. Treasury under certain circumstances. U.S. Treasury bonds, notes, and bills, and some agency securities, such as those issued by the Government National Mortgage Association ("GNMA"), are backed by the full faith and credit of the U.S. Government as to payment of principal and interest and are the highest quality U.S. Government securities. Each portfolio, and its share price and yield, are not guaranteed by the U.S. Government.

20. ZERO COUPON BONDS. Zero coupon bonds are created three ways:

      1) U.S. TREASURY STRIPS (Separate Trading of Registered Interest and Principal of Securities) are created when the coupon payments and the principal payment are stripped from an outstanding Treasury bond by the Federal Reserve Bank. Bonds issued by the Resolution Funding Corporation ("REFCORP") and the Financial Corporation ("FICO") also can be stripped in this fashion.

      2) STRIPS are created when a dealer deposits a Treasury Security or a federal agency security with a custodian for safe keeping and then sells the coupon payments and principal payment that will be generated by this security separately. Proprietary receipts, such as Certificates of Accrual on Treasury Securities ("CATS"), Treasury Investment Growth Receipts ("TIGRS"), and generic Treasury Receipts ("TRs"), are stripped U.S. Treasury securities separated into their component parts through custodial arrangements established by their broker sponsors. FICO bonds have been stripped in this fashion. The portfolios have been advised that the staff of the Division of Investment Management of the SEC does not consider such privately stripped obligations to be U.S. Government securities, as defined by the 1940 Act. Therefore, the portfolios will not treat such obligations as U.S. Government securities for purposes of the 65% portfolio composition ratio.

      3) ZERO COUPON BONDS can be issued directly by federal agencies and instrumentalities, or by corporations. Such issues of zero coupon bonds are originated in the form of a zero coupon bond and are not created by stripping an outstanding bond.

Zero coupon bonds do not make regular interest payments. Instead they are sold at a deep discount from their face value. Because a zero coupon bond does not pay current income, its price can be very volatile when interest rates change. In calculating its dividends, the Fund takes into account as income a portion of the difference between zero coupon bond's purchase price and its face value.

21. BOND WARRANTS. A warrant is a type of security that entitles the holder to buy a proportionate amount of a bond at a specified price, usually higher than the market price at the time of issuance, for a period of years or to perpetuity. Warrants generally trade in the open market and may be sold rather than exercised.

22. OBLIGATIONS OF SUPRANATIONAL ENTITIES. Obligations of supranational entities include those of international organizations designated or supported by governmental entities to promote economic reconstruction or development and of international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World
Bank), the Asian Development Bank and the Inter-American Development Bank. The governmental members, or "stockholders," usually make initial capital contributions to the supranational entity and in many cases are committed to make additional capital contributions if the supranational entity is unable to repay its borrowings. Each supranational entity's lending activities are limited to a percentage of its total capital (including "callable capital" contributed by members at the entity's call), reserves and net income. There is no assurance that foreign governments will be able or willing to honor their commitments.

23. EQUIPMENT LEASE AND TRUST CERTIFICATES. A portfolio may invest in equipment lease and trust certificates, which are debt securities that are secured by direct or indirect interest in specified equipment or equipment leases (including, but not limited to, railroad rolling stock, planes, trucking or shipping fleets, or other personal property).

24. TRADE CLAIMS. Trade claims are interests in amounts owed to suppliers of goods or services and are purchased from creditors of companies in financial difficulty.

* SHORT-TERM SECURITIES. Certificates of deposit, commercial paper or bankers' acceptances, and will be entered only with primary dealers. While a portfolio may invest in repurchase agreements for periods up to 30 days, it is expected that typically such periods will be for a week or less. The staff of the SEC has taken the position that repurchase agreements of greater than seven days together with other illiquid investments should be limited to an amount not in excess of 15% of a portfolio's net assets.

      Although repurchase transactions usually do not impose market risks on the purchaser, a portfolio would be subject to the risk of loss if the seller fails to repurchase the securities for any reason and the value of the securities is less than the agreed upon repurchase price. In addition, if the seller defaults, a portfolio may incur disposition costs in connection with liquidating the securities. Moreover, if the seller is insolvent and bankruptcy proceedings are commenced, under current law, a portfolio could be ordered by a court not to liquidate the securities for an indeterminate period of time and the amount realized by a portfolio upon liquidation of the securities may be limited.

                                   APPENDIX B

                     BRIEF EXPLANATION OF RATING CATEGORIES

                              BOND RATING                                       EXPLANATION
                          ------------------   ----------------------------------------------------------------------------------
STANDARD & POOR'S                 AAA          Highest rating; extremely strong capacity to pay principal and interest.
CORPORATION
                                   AA          High quality; very strong capacity to pay principal and interest. Strong capacity to pay principal and interest; somewhat more susceptible to the adverse effects of changing circumstances and economic conditions.

                                  BBB          Adequate capacity to pay principal and interest; normally exhibit adequate protection parameters, but adverse economic conditions or changing circumstances more likely to lead to a weakened capacity to pay principal and interest than for higher rated bonds.

                            BB, B, and CC, C   Predominantly speculative with respect to the issuer's capacity to meet required interest and principal payments, BB - lowest degree of speculation, C
                                               - the highest degree of speculation.  Quality and protective characteristics outweighed by large uncertainties or major risk exposure to adverse conditions.

                                   D           In default.

PLUS (+) OR MINUS (-) -- The ratings from "AA" to "BBB" may be modified by the addition of a plus or minus to show relative standing within the major rating categories.

UNRATED -- Indicates that no public rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

                              BOND RATING                                       EXPLANATION
                          ------------------   ----------------------------------------------------------------------------------
MOODY'S INVESTORS                  A           Highest quality, smallest degree of investment risk.
SERVICE, INC.
                                  Aa           High quality; together with Aaa bonds, they compose the high-grade bond group.

                                   A           Upper-medium grade obligations; many favorable investment attributes.

                                  Baa          Medium-grade obligations; neither highly protected nor poorly secured.
                                               Interest and principal appear adequate for the present but certain protective elements may be lacking or may be unreliable over any great length of time.

                                  Ba           More uncertain, with speculative elements.  Protection of interest and principal payments not well safeguarded during good and bad times.

                                   B           Lack characteristics of desirable investment; potentially low assurance of timely interest and principal payments or maintenance of other contract terms over time.

                                  Caa          Poor standing, may be in default; elements of danger with respect to principal or interest payments.

                                  Ca           Speculative in a high degree; could be in default or have other marked shortcomings.

                                   C           Lowest rated; extremely poor prospects of ever attaining investment standing.


NOTE: Moody's appends numerical modifiers "1", "2" and "3" to each generic rating classification from "Aa" through "Caa." The modifier "1" indicates that the obligation ranks in the higher end of its generic rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates a ranking in the lower end of that generic rating category.


UNRATED -- Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

Should no rating be assigned, the reason may be one of the following: 1. An application for rating was not received or accepted. 2. The issue or issuer belongs to a group of securities or companies that are not rated as a matter of policy. 3. There is lack of essential data pertaining to the issue or issuer. 4. The issue was privately placed, in which case the rating is not published in Moody's publications.

Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

                              BOND RATING                                       EXPLANATION
                          ------------------   ----------------------------------------------------------------------------------
FITCH, INC.                      AAA           Highest credit quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

                                  AA           Very high credit quality. "AA" ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

                                   A           High credit quality. "A" ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong.
                                               This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

                                  BBB          Good credit quality. "BBB" ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

                                  BB           Speculative. "BB" ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time;
                                               however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

                                   B           Highly speculative. "B" ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

                              CCC, CC, C       High default risk. "CCC" ratings indicate that default is a real possibility.
                                               Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A "CC" rating indicates that default of some kind appears probable. "C" ratings signal imminent default.

                              DDD, DD, D       Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90% - 100% of outstanding amounts and accrued interest. "DD" indicates potential recoveries in the range of 50% - 90%, and "D" the lowest recovery potential; i.e., below 50%. Entities rated in this category have defaulted on some or all of their obligations. Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD"
                                               are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D" have a poor prospect for repaying all obligations.

PLUS (+) OR MINUS (-) -- may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the AAA category, to categories below CCC, or to short-term ratings.

UNRATED -- Indicates that Fitch does not rate the issuer or issue in question.

SHORT-TERM CREDIT RATINGS -- A short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

Withdrawal may occur if the information available is inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive," indicating a potential upgrade, "Negative," for a potential downgrade, or "Evolving," if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

A Rating Outlook indicates the direction a rating is likely to move over a one to two year period. Outlooks may be positive, stable, or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, companies whose outlooks are "stable" could be downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as Evolving.

The above is a brief summary of the ratings used by Moody's, Standard & Poor's and Fitch. This information does not purport to be a complete description of the ratings and is based on information from their websites. The ratings represent their opinions as to the quality of various debt obligations. It should be emphasized, however, that ratings are not absolute standards of quality. As described by the rating agencies, ratings are generally given to securities at the time of issuances. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so.

                                   APPENDIX C

    INVESTMENT ADVISER AND SUB-ADVISERS' PROXY VOTING POLICIES AND PROCEDURES




AEGON USA INVESTMENT MANAGEMENT, LLC

                       SECURITIES VOTING POLICY GUIDELINES

The following is a concise summary of AUIM's securities voting policy guidelines.

1.    AUDITORS

Vote for proposals to ratify auditors, unless any of the following apply:

- An auditor has a financial interest in or association with the company, and is therefore not independent,

-     Fees for non-audit services are excessive, or

- There is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company's financial position.

2.    BOARD OF DIRECTORS

VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS

Votes on director nominees should be made on a case-by-case basis, examining the following factors: independence of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance, responsiveness to shareholder proposals, any egregious board actions, and any excessive non-audit fees or other potential auditor conflicts.

CLASSIFICATION/DECLASSIFICATION OF THE BOARD

Vote AGAINST proposals to classify the board.

Vote FOR proposals to repeal classified boards and to elect all directors annually.

INDEPENDENT CHAIRMAN (SEPARATE CHAIRMAN/CEO)

Vote on a CASE-BY-CASE basis shareholder proposals requiring that the positions of chairman and CEO be held separately. Because some companies have governance structures in place that counterbalance a combined position, certain factors should be taken into account in determining whether the proposal warrants support. These factors include the presence of a lead director, board and committee independence, governance guidelines, company performance, and annual review by outside directors of CEO pay.

MAJORITY OF INDEPENDENT DIRECTORS/ESTABLISHMENT OF COMMITTEES

Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by AUIM's definition of independence.

Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

3.    SHAREHOLDER RIGHTS

SHAREHOLDER ABILITY TO ACT BY WRITTEN CONSENT

Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

Vote FOR proposals to allow or make easier shareholder action by written consent.

SHAREHOLDER ABILITY TO CALL SPECIAL MEETINGS

Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

SUPERMAJORITY VOTE REQUIREMENTS

Vote AGAINST proposals to require a supermajority shareholder vote.

Vote FOR proposals to lower supermajority vote requirements.

CUMULATIVE VOTING

Vote AGAINST proposals to eliminate cumulative voting.

Vote proposals to restore or permit cumulative voting on a CASE-BY-CASE basis relative to the company's other governance provisions.

CONFIDENTIAL VOTING

Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived.

Vote FOR management proposals to adopt confidential voting.

4.    PROXY CONTESTS

VOTING FOR DIRECTOR NOMINEES IN CONTESTED ELECTIONS

Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the factors that include the long-term financial performance, management's track record, qualifications of director nominees (both slates), and an evaluation of what each side is offering shareholders.

5.    POISON PILLS

Vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification. Review on a CASE-BY-CASE basis shareholder proposals to redeem a company's poison pill and management proposals to ratify a poison pill.

6.    MERGERS AND CORPORATE RESTRUCTURINGS

Vote CASE-BY-CASE on mergers and corporate restructurings based on such features as the fairness opinion, pricing, strategic rationale, and the negotiating process.

7.    REINCORPORATION PROPOSALS

Proposals to change a company's state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws. Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

8.    CAPITAL STRUCTURE

COMMON STOCK AUTHORIZATION

Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis.

Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.

Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

DUAL-CLASS STOCK

Vote AGAINST proposals to create a new class of common stock with superior voting rights.

Vote FOR proposals to create a new class of nonvoting or subvoting common stock if:

- It is intended for financing purposes with minimal or no dilution to current shareholders

- It is not designed to preserve the voting power of an insider or significant shareholder

9.    EXECUTIVE AND DIRECTOR COMPENSATION

Votes with respect to compensation plans should be determined on a CASE-BY-CASE basis. AUIM reviews Executive and Director compensation plans (including broad-based option plans) in the context of the transfer of shareholder wealth. This review encompasses not only a comparison of a plan relative to peer companies, but also on an absolute basis, considering the cost of the plan vs. the operating income and overall profitability of the firm in question.

Vote AGAINST equity plans that explicitly permit repricing or where the company has a history of repricing without shareholder approval.

MANAGEMENT PROPOSALS SEEKING APPROVAL TO REPRICE OPTIONS

Vote AGAINST proposals by management seeking approval to reprice options.

EMPLOYEE STOCK PURCHASE PLANS

Votes on employee stock purchase plans should be determined on a CASE-BY-CASE basis.

Vote FOR employee stock purchase plans where all of the following apply:

-     Purchase price is at least 85 percent of fair market value

-     Offering period is 27 months or less, and

-     Potential voting power dilution (VPD) is ten percent or less.

Vote AGAINST employee stock purchase plans where any of the opposite conditions apply.

SHAREHOLDER PROPOSALS ON COMPENSATION

Vote on a CASE-BY-CASE basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

10.   SOCIAL AND ENVIRONMENTAL ISSUES

These issues cover a wide range of topics, including consumer and public safety, environment and energy, general corporate issues, labor standards and human rights, military business, and workplace diversity.

IN GENERAL, VOTE CASE-BY-CASE. WHILE A WIDE VARIETY OF FACTORS GOES INTO EACH ANALYSIS, THE OVERALL PRINCIPLE GUIDING ALL VOTE RECOMMENDATIONS FOCUSES ON HOW THE PROPOSAL WILL ENHANCE THE ECONOMIC VALUE OF THE COMPANY.

AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.

PROXY VOTING GUIDELINES Amended: November 2006. The Manager is responsible for exercising the voting rights associated with the securities purchased and/or held by Transamerica American Century Large Company Value VP. In exercising its voting obligations, the Manager is guided by general fiduciary principles. It must act prudently, solely in the interest of the fund, and for the exclusive purpose of providing benefits to it. The Manager attempts to consider all factors of its vote that could affect the value of the investment. The fund's board of trustees has approved the Manager's Proxy Voting Guidelines to govern the Manager's proxy voting activities.

The Manager and the board have agreed on certain significant contributors to shareholder value with respect to a number of matters that are often the subject of proxy solicitations for shareholder meetings. The Proxy Voting Guidelines specifically address these considerations and establish a framework for the Manager's consideration of the vote that would be appropriate for the fund. In particular, the Proxy Voting Guidelines outline principles and factors to be considered in the exercise of voting authority for proposals addressing:

-     Election of Directors

-     Ratification of Selection of Auditors

-     Equity-Based Compensation Plans

-     Anti-Takeover Proposals

-     Cumulative Voting

-     Staggered Boards

-     "Blank Check" Preferred Stock

-     Elimination of Preemptive Rights

-     Non-targeted Share Repurchase

-     Increase in Authorized Common Stock

-     "Supermajority" Voting Provisions or Super Voting Share Classes

-     "Fair Price" Amendments

-     Limiting the Right to Call Special Shareholder Meetings

-     Poison Pills or Shareholder Rights Plans

-     Golden Parachutes

-     Reincorporation

-     Confidential Voting

-     Opting In or Out of State Takeover Laws

-     Shareholder Proposals Involving Social, Moral or Ethical Matters

-     Anti-Greenmail Proposals

-     Changes to Indemnification Provisions

-     Non-Stock Incentive Plans

-     Director Tenure

-     Directors' Stock Options Plans

-     Director Share Ownership

Finally, the Proxy Voting Guidelines establish procedures for voting of proxies in cases in which the Manager may have a potential conflict of interest. Companies with which the Manager has direct business relationships could theoretically use these relationships to attempt to unduly influence the manner in which American Century votes on matters for the fund. To ensure that such a conflict of interest does not affect proxy votes cast for the fund, all discretionary (including case-by-case) voting for these companies will be voted in direct consultation with a committee of the independent directors of the fund.

A copy of the Manager's current Proxy Voting Guidelines are available at www.americancentury.com.

BLACKROCK INVESTMENT MANAGEMENT, LLC


                      Proxy Voting Policies and Procedures



   For BlackRock Advisors, LLC and Its Affiliated SEC Registered Investment
                                   Advisers
                              Effective June, 2008
                                Table of Contents



                                                                                                   Page
I. SCOPE OF COMMITTEE RESPONSIBILITIES..........................................................    C-5

II. SPECIAL CIRCUMSTANCES.......................................................................    C-6

A.    Routine Consents..........................................................................    C-6

B.    Securities on Loan........................................................................    C-6

C.    Voting Proxies for Non-US Companies.......................................................    C-6

D.    Securities Sold After Record Date.........................................................    C-7

E.    Conflicts of Interest.....................................................................    C-7

III.  VOTING GUIDELINES.........................................................................    C-7

A.    Boards of Directors.......................................................................    C-7

B.    Auditors..................................................................................    C-9

C.    Compensation and Benefits.................................................................   C-10

D.    Capital Structure.........................................................................   C-11

E.    Corporate Charter and By-Laws.............................................................   C-12

F.    Corporate Meetings........................................................................   C-13

G.    Investment Companies......................................................................   C-13

H.    Environmental and Social Issues...........................................................   C-14

IV.   Notice to Clients.........................................................................   C-16



These Proxy Voting Policies and Procedures (the "Policy") for BlackRock Advisors, LLC and its affiliated U.S. registered investment advisers(1) ("BlackRock") reflect our duty as a fiduciary under the Investment Advisers Act of 1940 (the "Advisers Act") to vote proxies in the best interests of our clients. BlackRock serves as the investment manager for investment companies, other commingled investment vehicles and/or separate accounts of institutional and other clients. The right to vote proxies for securities held in such accounts belongs to BlackRock's clients. Certain clients of BlackRock have retained the right to vote such proxies in general or in specific circumstances.(2) Other clients, however, have delegated to BlackRock the right to vote proxies for securities held in their accounts as part of BlackRock's authority to manage, acquire and dispose of account assets.



When BlackRock votes proxies for a client that has delegated to BlackRock proxy voting authority, BlackRock acts as the client's agent. Under the Advisers Act, an investment adviser is a fiduciary that owes each of its clients a duty of care and loyalty with respect to all services the adviser undertakes on the client's behalf, including proxy voting. BlackRock is therefore subject to a fiduciary duty















----------
(1) The Policy does not apply to BlackRock Asset Management U.K. Limited and BlackRock Investment Managers International Limited, which are U.S. registered investment advisers based in the United Kingdom.



(2) In certain situations, a client may direct BlackRock to vote in accordance with the client's proxy voting policies. In these situations, BlackRock will seek to comply with such policies to the extent it would not be inconsistent with other BlackRock legal responsibilities.

to vote proxies in a manner BlackRock believes is consistent with the client's best interests,(3) whether or not the client's proxy voting is subject to the fiduciary standards of the Employee Retirement Income Security Act of 1974 ("ERISA").(4) When voting proxies for client accounts (including investment companies), BlackRock's primary objective is to make voting decisions solely in the best interests of clients and ERISA clients' plan beneficiaries and participants. In fulfilling its obligations to clients, BlackRock will seek to act in a manner that it believes is most likely to enhance the economic value of the underlying securities held in client accounts.(5) It is imperative that BlackRock considers the interests of its clients, and not the interests of BlackRock, when voting proxies and that real (or perceived) material conflicts that may arise between BlackRock's interest and those of BlackRock's clients are properly addressed and resolved.

Advisers Act Rule 206(4)-6 was adopted by the SEC in 2003 and requires, among other things, that an investment adviser that exercises voting authority over clients' proxy voting adopt policies and procedures reasonably designed to ensure that the adviser votes proxies in the best interests of clients, discloses to its clients information about those policies and procedures and also discloses to clients how they may obtain information on how the adviser has voted their proxies.

In light of such fiduciary duties, the requirements of Rule 206(4)-6, and given the complexity of the issues that may be raised in connection with proxy votes, BlackRock has adopted these policies and procedures. BlackRock's Equity Investment Policy Oversight Committee, or a sub-committee thereof (the "Committee"), addresses proxy voting issues on behalf of BlackRock and its clients.(6) The Committee is comprised of senior members of BlackRock's Portfolio Management Group and advised by BlackRock's Legal and Compliance Department.





I. SCOPE OF COMMITTEE RESPONSIBILITIES



The Committee shall have the responsibility for determining how to address proxy votes made on behalf of all BlackRock clients, except for clients who have retained the right to vote their own proxies, either generally or on any specific matter. In so doing, the Committee shall seek to ensure that proxy votes are made in the best interests of clients, and that proxy votes are determined in a manner free from unwarranted or inappropriate influences. The Committee shall also oversee the overall administration of proxy voting for BlackRock accounts.(7)


The Committee shall establish BlackRock's proxy voting guidelines, with such advice, participation and research as the Committee deems appropriate from portfolio managers, proxy voting services or other knowledgeable interested parties. As it is anticipated that there will not necessarily be a "right" way to vote proxies on any given issue applicable to all facts and circumstances, the Committee shall also be responsible for determining how the proxy voting guidelines will be applied to specific proxy votes, in light of each issuer's unique structure, management, strategic options and, in certain circumstances, probable economic and other anticipated consequences of alternative actions. In so doing, the Committee may determine to vote a particular proxy in a manner contrary to its generally stated guidelines.


The Committee may determine that the subject matter of certain proxy issues are not suitable for general voting guidelines and requires a case-by-case determination, in which case the Committee may elect not to adopt a specific voting guideline applicable to such issues. BlackRock believes that certain proxy voting issues - such as approval of mergers and other significant corporate transactions - require investment analysis akin to investment decisions, and are therefore not suitable for general guidelines. The Committee may elect to adopt a common BlackRock position on certain proxy votes that are akin to investment decisions, or determine to permit portfolio managers to make individual decisions on how best to maximize economic value for the accounts for which they are responsible (similar to normal buy/sell investment decisions made by such portfolio managers).(8)


While it is expected that BlackRock, as a fiduciary, will generally seek to vote proxies over which BlackRock exercises voting authority in a uniform manner for all BlackRock clients, the Committee, in conjunction with the portfolio manager of an account, may determine that the specific circumstances of such account require that such account's proxies be voted differently due to such account's investment objective or other factors that differentiate it from other accounts. In addition, on proxy votes that are akin to


----------
(3) Letter from Harvey L. Pitt, Chairman, SEC, to John P.M. Higgins, President, Ram Trust Services (February 12, 2002) (Section 206 of the Investment Advisers Act imposes a fiduciary responsibility to vote proxies fairly and in the best interests of clients); SEC Release No. IA-2106 (February 3, 2003).



(4) DOL Interpretative Bulletin of Sections 402, 403 and 404 of ERISA at 29 C.F.R. 2509.94-2



(5) Other considerations, such as social, labor, environmental or other policies, may be of interest to particular clients. While BlackRock is cognizant of the importance of such considerations, when voting proxies it will generally take such matters into account only to the extent that they have a direct bearing on the economic value of the underlying securities. To the extent that a BlackRock client desires to pursue a particular social, labor, environmental or other agenda through the proxy votes made for its securities held through BlackRock as investment adviser, BlackRock encourages the client to consider retaining direct proxy voting authority or to appoint independently a special proxy voting fiduciary other than BlackRock.



(6) Subject to the Proxy Voting Policies of Merrill Lynch Bank & Trust Company FSB, the Committee may also function jointly as the Proxy Voting Committee for Merrill Lynch Bank & Trust Company FSB trust accounts managed by personnel dually-employed by BlackRock.



(7) The Committee may delegate day-to-day administrative responsibilities to other BlackRock personnel and/or outside service providers, as appropriate.



(8) The Committee will normally defer to portfolio managers on proxy votes that are akin to investment decisions except for proxy votes that involve a material conflict of interest, in which case it will determine, in its discretion, the appropriate voting process so as to address such conflict.

investment decisions, BlackRock believes portfolio managers may from time to time legitimately reach differing but equally valid views, as fiduciaries for BlackRock's clients, on how best to maximize economic value in respect of a particular investment.


The Committee will also be responsible for ensuring the maintenance of records of each proxy vote, as required by Advisers Act Rule 204-2.(9) All records will be maintained in accordance with applicable law. Except as may be required by applicable legal requirements, or as otherwise set forth herein, the Committee's determinations and records shall be treated as proprietary, nonpublic and confidential.


The Committee shall be assisted by other BlackRock personnel, as may be appropriate. In particular, the Committee has delegated to the BlackRock Operations Department responsibility for monitoring corporate actions and ensuring that proxy votes are submitted in a timely fashion. The Operations Department shall ensure that proxy voting issues are promptly brought to the Committee's attention and that the Committee's proxy voting decisions are appropriately disseminated and implemented.


To assist BlackRock in voting proxies, the Committee may retain the services of a firm providing such services. BlackRock has currently retained Risk Metrics Group, Inc. in that role. Risk Metrics Group, Inc. is an independent adviser that specializes in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided to BlackRock may include, but are not limited to, in-depth research, voting recommendations (which the Committee is not obligated to follow), vote execution, and recordkeeping.



II. SPECIAL CIRCUMSTANCES



A.    ROUTINE CONSENTS



BlackRock may be asked from time to time to consent to an amendment to, or grant a waiver under, a loan agreement, partnership agreement, indenture or other governing document of a specific financial instrument held by BlackRock clients. BlackRock will generally treat such requests for consents not as "proxies" subject to these Proxy Voting Policies and Procedures but as investment matters to be dealt with by the responsible BlackRock investment professionals, provided that such consents (i) do not relate to the election of a board of directors or appointment of auditors of a public company, and (ii) either (A) would not otherwise materially affect the structure, management or control of a public company, or (B) relate to a company in which BlackRock clients hold only interests in bank loans or debt securities and are consistent with customary standards and practices for such instruments.



B.    SECURITIES ON LOAN


Registered investment companies that are advised by BlackRock as well as certain of our advisory clients may participate in securities lending programs. Under most securities lending arrangements, securities on loan may not be voted by the lender (unless the loan is recalled). BlackRock believes that each client has the right to determine whether participating in a securities lending program enhances returns, to contract with the securities lending agent of its choice and to structure a securities lending program, through its lending agent, that balances any tension between loaning and voting securities in a matter that satisfies such client. If client has decided to participate in a securities lending program, BlackRock will therefore defer to the client's determination and not attempt to seek recalls solely for the purpose of voting routine proxies as this could impact the returns received from securities lending and make the client a less desirable lender in a marketplace. Where a client retains a lending agent that is unaffiliated with BlackRock, BlackRock will generally not seek to vote proxies relating to securities on loan because BlackRock does not have a contractual right to recall such loaned securities for the purpose of voting proxies. Where BlackRock or an affiliate acts as the lending agent, BlackRock will also generally not seek to recall loaned securities for proxy voting purposes, unless the portfolio manager responsible for the account or the Committee determines that voting the proxy is in the client's best interest and requests that the security be recalled.


C.    VOTING PROXIES FOR NON-US COMPANIES



While the proxy voting process is well established in the United States, voting proxies of non-US companies frequently involves logistical issues which can affect BlackRock's ability to vote such proxies, as well as the desirability of voting such proxies. These issues include (but are not limited to): (i) untimely notice of shareholder meetings; (ii) restrictions on a foreigner's ability to exercise votes; (iii) requirements to vote proxies in person; (iv) "shareblocking" (requirements that investors who exercise their voting rights surrender the right to dispose of their holdings for some specified period in proximity to the shareholder meeting); (v) potential difficulties in translating the proxy; and (vi) requirements to provide local agents with unrestricted powers of attorney to facilitate voting instructions.


As a consequence, BlackRock votes proxies of non-US companies only on a "best-efforts" basis. In addition, the Committee may determine that it is generally in the best interests of BlackRock clients NOT to vote proxies of companies in certain countries if the


----------
(9) The Committee may delegate the actual maintenance of such records to an outside service provider. Currently, the Committee has delegated the maintenance of such records to Institutional Shareholder Services.

Committee determines that the costs (including but not limited to opportunity costs associated with shareblocking constraints) associated with exercising a vote generally are expected to outweigh the benefit the client will derive by voting on the issuer's proposal. If the Committee so determines in the case of a particular country, the Committee (upon advice from BlackRock portfolio managers) may override such determination with respect to a particular issuer's shareholder meeting if the Committee believes the benefits of seeking to exercise a vote at such meeting outweighs the costs, in which case BlackRock will seek to vote on a best-efforts basis.


D.    SECURITIES SOLD AFTER RECORD DATE


With respect to votes in connection with securities held on a particular record date but sold from a client account prior to the holding of the related meeting, BlackRock may take no action on proposals to be voted on in such meeting.


E.    CONFLICTS OF INTEREST



From time to time, BlackRock may be required to vote proxies in respect of an issuer that is an affiliate of BlackRock (a "BlackRock Affiliate"), or a money management or other client of BlackRock (a "BlackRock Client").(10) In such event, provided that the Committee is aware of the real or potential conflict, the following procedures shall apply:



      1. The Committee intends to adhere to the voting guidelines set forth herein for all proxy issues including matters involving BlackRock Affiliates and BlackRock Clients. If, however, the matter to be voted on represents a non-routine matter that is material to a BlackRock Affiliate or a BlackRock Client and the Committee does not reasonably believe it is able to follow its general voting guidelines (or if the particular proxy matter is not addressed in the guidelines) and vote impartially, the Committee may, in its discretion for the purposes of ensuring that an independent determination is reached, retain an independent fiduciary to advise the Committee on how to vote or to cast votes on behalf of BlackRock's clients; and



      2. if the Committee determines not to retain an independent fiduciary, or does not desire to follow the advice of such independent fiduciary, the Committee shall determine how to vote the proxy after consulting with the BlackRock Portfolio Management Group and/or the BlackRock Legal and Compliance Department and concluding that the vote cast is in the client's best interest notwithstanding the conflict.


III. VOTING GUIDELINES

The Committee has determined that it is appropriate and in the best interests of BlackRock's clients to adopt the following voting guidelines, which represent the Committee's usual voting position on certain recurring proxy issues that are not expected to involve unusual circumstances. With respect to any particular proxy issue, however, the Committee may elect to vote differently than a voting guideline if the Committee determines that doing so is, in the Committee's judgment, in the best interest of its clients. The guidelines may be reviewed at any time upon the request of any Committee member and may be amended or deleted upon the vote of a majority of voting Committee members present at a Committee meeting for which there is a quorum.


A.    BOARDS OF DIRECTORS


These proposals concern those issues submitted to shareholders relating to the composition of the Board of Directors of companies other than investment companies. As a general matter, the Committee believes that a company's Board of Directors (rather than shareholders) is most likely to have access to important, nonpublic information regarding a company's business and prospects, and is therefore best-positioned to set corporate policy and oversee management. The Committee therefore believes that the foundation of good corporate governance is the election of qualified, independent corporate directors who are likely to diligently represent the interests of shareholders and oversee management of the corporation in a manner that will seek to maximize shareholder value over time. In individual cases, the Committee may look at a Director nominee's history of representing shareholder interests as a director of other companies, or other factors to the extent the Committee deems relevant.


----------
(10) Such issuers may include investment companies for which BlackRock provides investment advisory, administrative and/or other services.

The Committee's general policy is to vote:

#

                              VOTE AND DESCRIPTION

A.1 FOR nominees for director of United States companies in uncontested elections, except for nominees who


            - have missed at least two meetings and, as a result, attended less than 75% of meetings of the Board of Directors and its committees the previous year, unless the nominee missed the meeting(s) due to illness or company business



            -     voted to implement or renew a "dead-hand" poison pill



            - ignored a shareholder proposal that was approved by either a majority of the shares outstanding in any year or by the majority of votes cast for two consecutive years



            - failed to act on takeover offers where the majority of the shareholders have tendered their shares



            - are corporate insiders who serve on the audit, compensation or nominating committees or on a full Board that does not have such committees composed exclusively of independent directors



            - on a case-by-case basis, have served as directors of other companies with allegedly poor corporate governance


            -     sit on more than six boards of public companies

A.2 FOR nominees for directors of non-U.S. companies in uncontested elections, except for nominees from whom the Committee determines to withhold votes due to the nominees' poor records of representing shareholder interests, on a case-by-case basis

A.3 FOR proposals to declassify Boards of Directors, except where there exists a legitimate purpose for classifying boards

A.4 AGAINST proposals to classify Boards of Directors, except where there exists a legitimate purpose for classifying boards

A.5   AGAINST proposals supporting cumulative voting

A.6   FOR proposals eliminating cumulative voting

A.7   FOR proposals supporting confidential voting

A.8   FOR proposals seeking election of supervisory board members

A.9 AGAINST shareholder proposals seeking additional representation of women and/or minorities generally (i.e., not specific individuals) to a Board of Directors

A.10  AGAINST shareholder proposals for term limits for directors

A.11 FOR shareholder proposals to establish a mandatory retirement age for directors who attain the age of 72 or older

A.12 AGAINST shareholder proposals requiring directors to own a minimum amount of company stock

A.13 FOR proposals requiring a majority of independent directors on a Board of Directors

A.14 FOR proposals to allow a Board of Directors to delegate powers to a committee or committees

A.15 FOR proposals to require audit, compensation and/or nominating committees of a Board of Directors to consist exclusively of independent directors

A.16 AGAINST shareholder proposals seeking to prohibit a single person from occupying the roles of chairman and chief executive officer

A.17  FOR proposals to elect account inspectors

A.18 FOR proposals to fix the membership of a Board of Directors at a specified size

A.19 FOR proposals permitting shareholder ability to nominate directors directly

A.20 AGAINST proposals to eliminate shareholder ability to nominate directors directly

A.21  FOR proposals permitting shareholder ability to remove directors directly

A.22 AGAINST proposals to eliminate shareholder ability to remove directors directly


A.23 FOR shareholder proposals requiring the position of chair be filled by an independent director unless there are compelling reasons to recommend against the proposal, such as a counterbalancing governance structure

A.24 FOR precatory and binding resolutions requesting that the board change the company's by-laws to stipulate that directors need to be elected with an affirmative majority of votes cast, provided it does not conflict with the state law where the company is incorporated. Binding resolutions need to allow for a carve-out for a plurality vote standard when there are more nominees than board seats



A.25  AGAINST shareholder proposals requiring two candidates per board seat



A.26 AGAINST proposals to eliminate entirely directors' and officers' liability for monetary damages for violating the duty of care



A.27 AGAINST indemnification proposals that would expand coverage beyond just legal expenses to liability for acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness



A.28 AGAINST proposals that would expand the scope of indemnification to provide for mandatory indemnification of company officials in connection with acts that previously the company was permitted to provide indemnification for at the discretion of the company's board (i.e. "permissive indemnification"), but that previously the company was not required to indemnify



A.29 FOR only those proposals providing such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if both of the following apply:



            - If the director was found to have acted in good faith and in a manner that he or she reasonably believed was in the best interests of the company; and



            -     If only the director's legal expenses would be covered



A.30 AGAINST proposals that provide that directors may be removed only for cause



A.31 FOR proposals to restore shareholders' ability to remove directors with or without cause



A.32 AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies



A.33 FOR proposals that permit shareholders to elect directors to fill board vacancies, provided that it is understood that investment company directors may fill Board vacancies as permitted by the Investment Company Act of 1940, as amended



B. AUDITORS


These proposals concern those issues submitted to shareholders related to the selection of auditors. As a general matter, the Committee believes that corporate auditors have a responsibility to represent the interests of shareholders and provide an independent view on the propriety of financial reporting decisions of corporate management. While the Committee will generally defer to a corporation's choice of auditor, in individual cases, the Committee may look at an auditors' history of representing shareholder interests as auditor of other companies, to the extent the Committee deems relevant.

The Committee's general policy is to vote:


B.1   FOR approval of independent auditors, except for



      - auditors that have a financial interest in, or material association with, the company they are auditing, and are therefore believed by the Committee not to be independent



      - auditors who have rendered an opinion to any company which in the Committee's opinion is either not consistent with best accounting practices or not indicative of the company's financial situation


      - on a case-by-case basis, auditors who in the Committee's opinion provide a significant amount of non-audit services to the company


B.2   FOR proposals seeking authorization to fix the remuneration of auditors


B.3   FOR approving internal statutory auditors

B.4 FOR proposals for audit firm rotation, except for proposals that would require rotation after a period of less than 5 years


C. COMPENSATION AND BENEFITS


These proposals concern those issues submitted to shareholders related to management compensation and employee benefits. As a general matter, the Committee favors disclosure of a company's compensation and benefit policies and opposes excessive compensation, but believes that compensation matters are normally best determined by a corporation's board of directors, rather than shareholders. Proposals to "micro-manage" a company's compensation practices or to set arbitrary restrictions on compensation or benefits will therefore generally not be supported.

THE COMMITTEE'S GENERAL POLICY IS TO VOTE:


C.1 IN ACCORDANCE WITH THE RECOMMENDATION OF ISS on compensation plans if the ISS recommendation is based solely on whether or not the company's plan satisfies the allowable cap as calculated by ISS. If the recommendation of ISS is based on factors other than whether the plan satisfies the allowable cap the Committee will analyze the particular proposed plan. This policy applies to amendments of plans as well as to initial approvals.


C.2   FOR proposals to eliminate retirement benefits for outside directors

C.3   AGAINST proposals to establish retirement benefits for outside directors

C.4 FOR proposals approving the remuneration of directors or of supervisory board members

C.5   AGAINST proposals to reprice stock options

C.6 FOR proposals to approve employee stock purchase plans that apply to all employees. This policy applies to proposals to amend ESPPs if the plan as amended applies to all employees.

C.7 FOR proposals to pay retirement bonuses to directors of Japanese companies unless the directors have served less than three years

C.8   AGAINST proposals seeking to pay outside directors only in stock

C.9 FOR proposals seeking further disclosure of executive pay or requiring companies to report on their supplemental executive retirement benefits

C.10 AGAINST proposals to ban all future stock or stock option grants to executives

C.11 AGAINST option plans or grants that apply to directors or employees of "related companies" without adequate disclosure of the corporate relationship and justification of the option policy

C.12 FOR proposals to exclude pension plan income in the calculation of earnings used in determining executive bonuses/compensation


C.13 FOR shareholder proposals - based on a case-by-case analysis - that request the Board to establish a pay-for-superior performance standard in the company's executive compensation plan for senior executives



C.14 AGAINST executive compensation plans in which there is a no connection between the CEO's pay and company performance (e.g., the plan calls for an increase in pay and when there has been a decrease in company performance



C.15 WITHHOLD votes from the Compensation Committee members when company compensation plan has no connection between executive pay and company performance

C.16 FOR shareholder proposals that call for non-binding shareholder ratification of the compensation of the named Executive Officers and the accompanying narrative disclosure of material factors provided to understand the Summary Compensation Table



C.17 FOR shareholder proposals seeking disclosure regarding the company, Board, or Board committee's use of compensation consultants, such as company name, business relationship(s) and fees paid



C.18 AGAINST shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation



C.19 FOR shareholder proposals to require golden parachutes or executive severance agreements to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts



C.20 FOR shareholder proposals requesting to put extraordinary benefits contained in Supplemental Executive Retirement Plans ("SERP") agreements to a shareholder vote unless the company's executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans



C.21 FOR shareholder proposals requesting to limit the executive benefits provided under the company's supplemental executive retirement plan (SERP) by limiting covered compensation to a senior executive's annual salary and excluding all incentive or bonus pay from the SERP's definition of covered compensation used to establish such benefits



C.22  AGAINST the equity plan if any of the following factors apply:



      -     The total cost of the company's equity plans is unreasonable;



      - The plan expressly permits the repricing of stock options without prior shareholder approval;



      - There is a disconnect between CEO pay and the company's performance; and/or



      -     The plan is a vehicle for poor compensation practices



C.23 FOR equity plans for non-employee director on a case-by-case basis based on the structure of the plan



C.24 AGAINST plans if the company has a history of repricing options without shareholder approval, and the applicable listing standards would not preclude them from doing so



C.25  FOR shareholder proposals to put option repricings to a shareholder vote



D. CAPITAL STRUCTURE


These proposals relate to various requests, principally from management, for approval of amendments that would alter the capital structure of a company, such as an increase in authorized shares. As a general matter, the Committee will support requests that it believes enhance the rights of common shareholders and oppose requests that appear to be unreasonably dilutive.

The Committee's general policy is to vote:

D.1 AGAINST proposals seeking authorization to issue shares without preemptive rights except for issuances up to 10% of a non-US company's total outstanding capital

D.2 FOR management proposals seeking preemptive rights or seeking authorization to issue shares with preemptive rights

D.3   FOR management proposals approving share repurchase programs

D.4   FOR management proposals to split a company's stock

D.5 FOR management proposals to denominate or authorize denomination of securities or other obligations or assets in Euros

D.6 FOR proposals requiring a company to expense stock options (unless the company has already publicly committed to do so by a certain date)



D.7 AGAINST proposals to create a new class of common stock with superior voting rights



D.8 AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights



D.9 FOR proposals to create a new class of nonvoting or sub-voting common stock if:



      - It is intended for financing purposes with minimal or no dilution to current shareholders; and



      - It is not designed to preserve the voting power of an insider or significant shareholder



D.10 AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock)



D.11 FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable



D.12 FOR management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced



D.13 FOR management proposals to implement a reverse stock split to avoid delisting



D.14 FOR management proposals to increase the common share authorization for a stock split or share dividend



D.15 FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms



E. CORPORATE CHARTER AND BY-LAWS



These proposals relate to various requests for approval of amendments to a corporation's charter or by-laws, principally for the purpose of adopting or redeeming "poison pills". As a general matter, the Committee will oppose poison pill provisions unless, after consultation with the portfolio managers, it is determined that supporting the poison pill is in the best interest of the client.


The Committee's general policy is to vote:

E.1   AGAINST proposals seeking to adopt a poison pill

E.2   FOR proposals seeking to redeem a poison pill

E.3 FOR proposals seeking to have poison pills submitted to shareholders for ratification

E.4   FOR management proposals to change the company's name


E.5   AGAINST proposals to require a supermajority shareholder vote



E.6   FOR proposals to lower supermajority vote requirements



E.7   AGAINST proposals giving the board exclusive authority to amend the bylaws



E.8 FOR proposals giving the board the ability to amend the bylaws in addition to shareholders

E.9 CASE-BY-CASE on proposals to change a company's state of incorporation, taking into consideration both financial and corporate governance concerns, including:



      -     The reasons for reincorporating



      -     A comparison of the governance provisions



      -     Comparative economic benefits, and



      -     A comparison of the jurisdiction laws



E.10 FOR re-incorporation when the economic factors outweigh any neutral or negative governance changes



E.11  FOR proposals to restore, or provide shareholders with rights of appraisal



F. CORPORATE MEETINGS


      These are routine proposals relating to various requests regarding the formalities of corporate meetings. The Committee's general policy is to vote:

F.1 AGAINST proposals that seek authority to act on "any other business that may arise"

F.2   FOR proposals designating two shareholders to keep minutes of the meeting

F.3 FOR proposals concerning accepting or approving financial statements and statutory reports

F.4 FOR proposals approving the discharge of management and the supervisory board

F.5   FOR proposals approving the allocation of income and the dividend

F.6 FOR proposals seeking authorization to file required documents/other formalities

F.7 FOR proposals to authorize the corporate board to ratify and execute approved resolutions

F.8   FOR proposals appointing inspectors of elections

F.9   FOR proposals electing a chair of the meeting

F.10  FOR proposals to permit "virtual" shareholder meetings over the Internet

F.11  AGAINST proposals to require rotating sites for shareholder meetings


F.12 AGAINST proposals that are substantially duplicative (i.e., shareholder proposals that are unnecessary because a management proposal serves the same purpose)



G. INVESTMENT COMPANIES



      These proposals relate to proxy issues that are associated solely with holdings of shares of investment companies, including, but not limited to, investment companies for which BlackRock provides investment advisory, administrative and/or other services. As with other types of companies, the Committee believes that a fund's Board of Directors (rather than its shareholders) is best-positioned to set fund policy and oversee management. However, the Committee opposes granting Boards of Directors authority over certain matters, such as changes to a fund's investment objective that the Investment Company Act of 1940 envisions will be approved directly by shareholders.


The Committee's general policy is to vote:


G.1 FOR nominees for director of mutual funds in uncontested elections, except for nominees who


      - have missed at least two meetings and, as a result, attended less than 75% of meetings of the Board of Directors and its committees the previous year, unless the nominee missed the meeting due to illness or fund business

      - ignore a shareholder proposal that was approved by either a majority of the shares outstanding in any year or by the majority of votes cast for two consecutive years

      - are interested directors who serve on the audit or nominating committees or on a full Board that does not have such committees composed exclusively of independent directors

      - on a case-by-case basis, have served as directors of companies with allegedly poor corporate governance

G.2   FOR the establishment of new series or classes of shares

G.3 AGAINST proposals to change a fund's investment objective to nonfundamental

G.4 FOR proposals to establish a master-feeder structure or authorizing the Board to approve a master-feeder structure without a further shareholder vote

G.5 AGAINST a shareholder proposal for the establishment of a director ownership requirement

G.6   FOR classified boards of closed-end investment companies


G.6 AGAINST removal of shareholder approval requirement to reorganize or terminate the trust or any of its series

H. ENVIRONMENTAL AND SOCIAL ISSUES

      These are shareholder proposals to limit corporate conduct in some manner that relates to the shareholder's environmental or social concerns. The Committee generally believes that annual shareholder meetings are inappropriate forums for the discussion of larger social issues, and opposes shareholder resolutions "micromanaging" corporate conduct or requesting release of information that would not help a shareholder evaluate an investment in the corporation as an economic matter. While the Committee is generally supportive of proposals to require corporate disclosure of matters that seem relevant and material to the economic interests of shareholders, the Committee is generally not supportive of proposals to require disclosure of corporate matters for other purposes.

The Committee's general policy is to vote:

H.1 AGAINST proposals seeking to have companies adopt international codes of conduct


H.2 AGAINST proposals seeking to have companies provide non-required analyses, information statements or reports in the following areas unless there are compelling investment reasons to request such reports:



      -     environmental liabilities;



      -     bank lending policies;



      -     corporate political contributions or activities;



      - alcohol and tobacco advertising and efforts to discourage use of such products by minors or other groups;



      - costs and risk of doing business in any individual country or the standards of operations in such country;



      -     involvement in nuclear defense systems or other military products;



      -     animal welfare standards;



      -     pricing policies;



      - the use of certain commodities, genetically modified materials or chemicals;



      - sustainability and other perceived political, environmental or social issues that do not directly relate to the economic operations of the company;



      -     charitable contributions made by the company


H.3 AGAINST proposals requesting reports on Maquiladora operations or on CERES principles

H.4   AGAINST proposals seeking implementation of the CERES principles


H.5 FOR resolutions requesting that a company disclose information on the impact of climate change on the company's operations unless:



      - The company already provides current, publicly available information on the perceived impact that climate change may have on the company as well as associated policies and procedures to address such risks and/or opportunities;



      - The company's level of disclosure is comparable to or better than information provided by industry peers; and



      - There are no significant fines, penalties, or litigation associated with the company's environmental performance



H.6 AGAINST proposals that call for reduction in greenhouse gas emissions by specified amounts or within a restrictive time frame unless the company lags industry standards and has been the subject of recent, significant fines or litigation resulting from greenhouse gas emissions



H.7 FOR resolutions requesting that companies outline their preparations to comply with standards established by Kyoto Protocol signatory markets unless:



      -     The company does not maintain operations in Kyoto signatory markets;



      - The company already evaluates and substantially discloses such information;



      - Greenhouse gas emissions do not significantly impact the company's core businesses; or



      -     The company is not required to comply with the Kyoto Protocol
            Standards



H.8 AGAINST resolutions that request the disclosure of detailed information on a company's policies related to land use or development unless the company has been the subject of recent, significant fines or litigation stemming from its land use

H.9 AGAINST proposals to publish in newspapers and public media the company's political contributions as such publications could present significant cost to the company without providing commensurate value to shareholders



H.10 AGAINST proposals barring the company from making political contributions. Businesses are affected by legislation at the federal, state, and local level and barring contributions can put the company at a competitive disadvantage



H.11 AGAINST proposals restricting the company from making charitable contributions. Charitable contributions are generally useful for assisting worthwhile causes and for creating goodwill in the community. In the absence of bad faith, self-dealing, or gross negligence, management should determine which contributions are in the best interests of the company



H.12 AGAINST proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders



H.13 AGAINST proposals that would call for the adoption of specific committee charter language regarding diversity initiatives unless the company fails to publicly disclose existing equal opportunity or non-discrimination policies



H.14 AGAINST proposals seeking information on the diversity efforts of suppliers and service providers, which can pose a significant cost and administrative burden on the company



H.15 FOR proposals seeking to amend a company's EEO statement in order to prohibit discrimination based on sexual orientation, unless the change would result in excessive costs for the company



H.16 AGAINST proposals to exclude references to sexual orientation, interests, or activities from a company's EEO statement



H.17 AGAINST proposals to extend company benefits to, or eliminate benefits from domestic partners. Benefits decisions should be left to the discretion of the company



H.18 AGAINST proposals to take specific actions or adopt policies that require the company to support legislation to:



      -     label or identify products in a certain manner;



      -     study or evaluate the use of certain company products;



      -     increase animal welfare standards to above those required by law; or



      - engage in political, environmental or social activities that do not directly relate to the economic operations of the company



H.19 CASE-BY-CASE on proposals requesting an economic risk assessment of environmental performance, considering:



      - The feasibility of financially quantifying environmental risk factors;



      - The company's compliance with applicable legislation and/or regulations regarding environmental performance;



      -     The costs associated with implementing improved standards;



      - The potential costs associated with remediation resulting from poor environmental performance; and



      - The current level of disclosure on environmental policies and Initiatives



H.20 FOR requests for reports disclosing the company's environmental policies unless it already has well-documented environmental management systems that are available to the public



H.21 CASE-BY-CASE on proposals calling for companies to report on the risks associated with outsourcing, considering:



      -     Risks associated with certain international markets;



      -     The utility of such a report to shareholders; and



      - The existence of a publicly available code of corporate conduct that applies to international operations



H.22 CASE-BY-CASE on requests for reports detailing the company's operations in a particular country and steps to protect human rights, based on:



      -     The nature and amount of company business in that country;



      -     The company's workplace code of conduct;



      -     Proprietary and confidential information involved;



      - Company compliance with U.S. regulations on investing in the country; and/or



      -     Level of peer company involvement in the country



H.23 CASE-BY-CASE on proposals to implement certain human rights standards at company facilities or those of its suppliers and to commit to outside, independent monitoring. In evaluating these proposals, the following should be considered:

      - The company's current workplace code of conduct or adherence to other global standards and the degree they meet the standards promulgated by the proponent;



      - Agreements with foreign suppliers to meet certain workplace standards;



      -     Whether company and vendor facilities are monitored and how;



      -     Company participation in fair labor organizations;



      -     Type of business;



      -     Proportion of business conducted overseas;



      -     Countries of operation with known human rights abuses;



      - Whether the company has been recently involved in significant labor and human rights controversies or violations;



      -     Peer company standards and practices; and



      -     Union presence in company's international factories



IV. NOTICE TO CLIENTS



BlackRock will make records of any proxy vote it has made on behalf of a client available to such client upon request. (11) BlackRock will use its best efforts to treat proxy votes of clients as confidential, except as it may decide to best serve its clients' interests or as may be necessary to effect such votes or as may be required by law.



BlackRock encourages clients with an interest in particular proxy voting issues to make their views known to BlackRock, provided that, in the absence of specific written direction from a client on how to vote that client's proxies, BlackRock reserves the right to vote any proxy in a manner it deems in the best interests of its clients, as it determines in its sole discretion.


These policies are as of the date indicated on the cover hereof. The Committee may subsequently amend these policies at any time, without notice.

CAPITAL GUARDIAN TRUST COMPANY

PROXY VOTING POLICY AND PROCEDURES

POLICY

Capital Guardian Trust Company ("CGTC") provides investment management services to clients that include, among others, corporate and public pension plans, foundations and endowments, and registered investment companies. CGTC's Personal Investment Management Division ("PIM") provides investment management and fiduciary services, including trust and estate administration, primarily to high net-worth individuals and families. CGTC considers proxy voting an important part of those management services, and as such, CGTC seeks to vote the proxies of securities held by clients in accounts for which it has proxy voting authority in the best interest of those clients. The procedures that govern this activity are reasonably designed to ensure that proxies are voted in the best interest of CGTC's clients.

FIDUCIARY RESPONSIBILITY AND LONG-TERM SHAREHOLDER VALUE

CGTC's fiduciary obligation to manage its accounts in the best interest of its clients extends to proxy voting. When voting proxies, CGTC considers those factors that would affect the value of its clients' investment and acts solely in the interest of, and for the exclusive purpose of providing benefits to, its clients. As required by ERISA, CGTC votes proxies solely in the interest of the participants and beneficiaries of retirement plans and does not subordinate the interest of participants and beneficiaries in their retirement income to unrelated objectives.

CGTC believes the best interests of clients are served by voting proxies in a way that maximizes long-term shareholder value. Therefore, the investment professionals responsible for voting proxies have the discretion to make the best decision given the individual facts and circumstances of each issue. Proxy issues are evaluated on their merits and considered in the context of the analyst's knowledge of a company, its current management, management's past record, and CGTC's general position on the issue. In addition, many proxy issues are reviewed and voted on by a proxy voting committee comprised primarily of investment professionals, bringing a wide range of experience and views to bear on each decision.


----------
(11) Such request may be made to the client's portfolio or relationship manager or addressed in writing to Secretary, BlackRock Equity Investment Policy Oversight Committee, Legal and Compliance Department, BlackRock Inc., 40 East 52nd Street, New York, New York 10022.

As the management of a portfolio company is responsible for its day-to-day operations, CGTC believes that management, subject to the oversight of the relevant board of directors, is often in the best position to make decisions that serve the interests of shareholders. However, CGTC votes against management on proposals where it perceives a conflict may exist between management and client interests, such as those that may insulate management or diminish shareholder rights. CGTC also votes against management in other cases where the facts and circumstances indicate that the proposal is not in its clients' best interests.

SPECIAL REVIEW

From time to time CGTC may vote (a) on proxies of portfolio companies that are also clients of CGTC or its affiliates, (b) on shareholder proposals submitted by clients, or (c) on proxies for which clients have publicly supported or actively solicited CGTC or its affiliates to support a particular position. When voting these proxies, CGTC analyzes the issues on their merits and does not consider any client relationship in a way that interferes with its responsibility to vote proxies in the best interest of its clients. The CGTC Special Review Committee reviews certain of these proxy decisions for improper influences on the decision-making process and takes appropriate action, if necessary.

                                   PROCEDURES

PROXY REVIEW PROCESS

Associates in CGTC's proxy voting department are responsible for coordinating the voting of proxies. These associates work with outside proxy voting service providers and custodian banks and are responsible for coordinating and documenting the internal review of proxies.

The proxy voting department reviews each proxy ballot for standard and non-standard items. Standard proxy items are typically voted with management unless the research analyst who follows the company or a member of an investment or proxy voting committee requests additional review. Standard items currently include the uncontested election of directors, ratifying auditors, adopting reports and accounts, setting dividends and allocating profits for the prior year, and certain other administrative items.

All other items are voted in accordance with the decision of the analyst, portfolio managers, the appropriate proxy voting committee or the full investment committee(s) depending on parameters determined by those investment committee(s) from time to time. Various proxy voting committees specialize in regional mandates and review the proxies of portfolio companies within their mandates. The proxy voting committees are typically comprised primarily of members of CGTC's and its institutional affiliates' investment committees and their activity is subject to oversight by those committees.

CGTC seeks to vote all of its clients' proxies. In certain circumstances, CGTC may decide not to vote a proxy because the costs of voting outweigh the benefits to its clients (e.g., when voting could lead to share blocking where CGTC wishes to retain flexibility to trade shares). In addition, proxies with respect to securities on loan through client directed lending programs are not available to CGTC to vote and therefore are not voted.

CGTC will periodically review voting reports to ascertain, where possible, that votes were cast in accordance with voting instructions.

PROXY VOTING GUIDELINES

CGTC has developed proxy voting guidelines that reflect its general position and practice on various issues. To preserve the ability of decision makers to make the best decision in each case, these guidelines are intended only to provide context and are not intended to dictate how the issue must be voted. The guidelines are reviewed and updated as necessary, but at least annually, by the appropriate proxy voting and investment committees.

CGTC's general positions related to corporate governance, capital structure, stock option and compensation plans and social and corporate responsibility issues are reflected below.

- Corporate governance. CGTC supports strong corporate governance practices. It generally votes against proposals that serve as anti-takeover devices or diminish shareholder rights, such as poison pill plans and supermajority vote requirements, and generally supports proposals that encourage responsiveness to shareholders, such as initiatives to declassify the board or establish a majority voting standard for the election of the board of directors. Mergers and acquisitions, reincorporations and other corporate restructurings are considered on a case-by-case basis, based on the investment merits of the proposal.

- Capital structure. CGTC generally supports increases to capital stock for legitimate financing needs. It generally does not support changes in capital stock that can be used as anti-takeover devices, such as the creation of or increase in blank-check preferred stock or of a dual class capital structure with different voting rights.

- Stock-related compensation plans. CGTC supports the concept of stock-related compensation plans as a way to align employee and shareholder interests. However, plans that include features which undermine the connection between employee and shareholder interests generally are not supported. When voting on proposals related to new plans or changes to existing plans, CGTC considers, among other things, the following information, to the extent it is available: the exercise price of the options, the size of the overall plan and/or the size of the increase, the historical dilution rate, whether the plan permits option repricing, the duration of the plan, and the needs of the company. Additionally, CGTC supports option expensing in theory and will generally support shareholder proposals on option expensing if such proposal language is non-binding and does not require the company to adopt a specific expensing methodology.

- Corporate social responsibility. CGTC votes on these issues based on the potential impact to the value of its clients' investment in the portfolio company.

SPECIAL REVIEW PROCEDURES

If a research analyst has a personal conflict in making a voting recommendation on a proxy issue, he or she must disclose such conflict, along with his or her recommendation. If a member of the proxy voting committee has a personal conflict in voting the proxy, he or she must disclose such conflict to the appropriate proxy voting committee and must not vote on the issue.

Clients representing 0.0025 or more of assets under investment management across all affiliates owned by The Capital Group Companies, Inc. (CGTC's indirect parent company), are deemed to be "Interested Clients". Each proxy is reviewed to determine whether the portfolio company, a proponent of a shareholder proposal, or a known supporter of a particular proposal is an Interested Client. If the voting decision for a proxy involving an Interested Client is against such client, then it is presumed that there was no undue influence in favor of the Interested Client. If the decision is in favor of the Interested Client, then the decision, the rationale for such decision, information about the client relationship and all other relevant information is reviewed by the Special Review Committee ("SRC"). The SRC reviews such information in order to identify whether there were improper influences on the decision-making process so that it may determine whether the decision was in the best interest of CGTC's clients. Based on its review, the SRC may accept or override the decision, or determine another course of action. The SRC is comprised of senior representatives from CGTC's and its institutional affiliates' investment and legal groups and does not include representatives from the marketing department.

Any other proxy will be referred to the SRC if facts or circumstances warrant further review.

In cases where CGTC has discretion to vote proxies for shares issued by an affiliated mutual fund, CGTC will instruct that the shares be voted in the same proportion as votes cast by shareholders for whom CGTC does not have discretion to vote proxies.

CGTC'S PROXY VOTING RECORD

Upon client request, CGTC will provide reports of its proxy voting record as it relates to the securities held in the client's account(s) for which CGTC has proxy voting authority.

ANNUAL ASSESSMENT

CGTC will conduct an annual assessment of this proxy voting policy and related procedures and will notify clients for which it has proxy voting authority of any material changes to the policy and procedures.

EFFECTIVE DATE

This policy is effective as of November 21, 2007.

CLEARBRIDGE ADVISORS


                              CLEARBRIDGE ADVISORS
                      PROXY VOTING POLICIES AND PROCEDURES

AMENDED AND RESTATED AS OF JUNE 26, 2007

I. TYPES OF ACCOUNTS FOR WHICH CLEARBRIDGE VOTES PROXIES

II. GENERAL GUIDELINES

III.  HOW CLEARBRIDGE VOTES

IV. CONFLICTS OF INTEREST

V. VOTING POLICY

(1)   Election of directors

(2)   Proxy contests

(3)   Auditors

(4)   Proxy contest defenses

(5)   Tender offer defenses

(6)   Miscellaneous governance provisions

(7)   Capital structure

(8)   Executive and director compensation

(9)   State of incorporation

(10)  Mergers and corporate restructuring

(11)  Social and environmental issues

(12)  Miscellaneous

VI. OTHER CONSIDERATIONS

(1)   Share Blocking

(2)   Securities on Loan

VII. DISCLOSURE OF PROXY VOTING

VIII. RECORDKEEPING AND OVERSIGHT

                           CLEARBRIDGE ADVISORS' (12)
                      PROXY VOTING POLICIES AND PROCEDURES

I. TYPES OF ACCOUNTS FOR WHICH CLEARBRIDGE VOTES PROXIES

ClearBridge votes proxies for each client that has specifically authorized us to vote them in the investment management contract or otherwise and votes proxies for each ERISA account unless the plan document or investment advisory agreement specifically reserves the responsibility to vote proxies to the plan trustees or other named fiduciary. These policies and procedures are intended to fulfill applicable requirements imposed on ClearBridge by the Investment Advisers Act of 1940, as amended, the Investment Company Act of 1940, as amended, and the Employee Retirement Income Security Act of 1974, as amended, and the rules and regulations adopted under these laws.

II. GENERAL GUIDELINES

In voting proxies, we are guided by general fiduciary principles. Our goal is to act prudently, solely in the best interest of the beneficial owners of the accounts we manage and, in the case of ERISA accounts, for the exclusive purpose of providing economic benefits to such persons. We attempt to provide for the consideration of all factors that could affect the value of the investment and will vote proxies in the manner that we believe will be consistent with efforts to maximize shareholder values.

III. HOW CLEARBRIDGE VOTES

Section V of these policies and procedures sets forth certain stated positions. In the case of a proxy issue for which there is a stated position, we generally vote in accordance with the stated position. In the case of a proxy issue for which there is a list of factors set forth in Section V that we consider in voting on such issue, we consider those factors and vote on a case-by-case basis in accordance

----------
(12) These policies and procedures pertain to ClearBridge Advisors, LLC, ClearBridge Asset Management Inc. and Smith Barney Fund Management, LLC (collectively, "ClearBridge")
with the general principles set forth above. In the case of a proxy issue for which there is no stated position or list of factors that we consider in voting on such issue, we vote on a case-by-case basis in accordance with the general principles set forth above. We may utilize an external service provider to provide us with information and/or a recommendation with regard to proxy votes but we are not required to follow any such recommendations. The use of an external service provider does not relieve us of our responsibility for the proxy vote.

For routine matters, we usually vote according to our policy or the external service provider's recommendation, although we are not obligated to do so and an individual portfolio manager may vote contrary to our policy or the recommendation of the external service provider. If a matter is non-routine; e.g., management's recommendation is different than that of the external service provider and ClearBridge is a significant holder or it is a significant holding for ClearBridge, the issues will be highlighted to the appropriate investment teams and their views solicited by members of the Proxy Committee. Different investment teams may vote differently on the same issue, depending upon their assessment of clients' best interests.

ClearBridge's proxy voting process is overseen and coordinated by its Proxy Committee.

IV. CONFLICTS OF INTEREST

In furtherance of ClearBridge's goal to vote proxies in the best interests of clients, ClearBridge follows procedures designed to identify and address material conflicts that may arise between ClearBridge's interests and those of its clients before voting proxies on behalf of such clients.

(1) Procedures for Identifying Conflicts of Interest

ClearBridge relies on the following to seek to identify conflicts of interest with respect to proxy voting:

A. The policy memorandum attached hereto as Appendix A will be distributed periodically to ClearBridge employees. The policy memorandum alerts ClearBridge employees that they are under an obligation (i) to be aware of the potential for conflicts of interest on the part of ClearBridge with respect to voting proxies on behalf of client accounts both as a result of their personal relationships and due to special circumstances that may arise during the conduct of ClearBridge's business, and (ii) to bring conflicts of interest of which they become aware to the attention of ClearBridge Compliance.

B. ClearBridge's finance area shall maintain and make available to ClearBridge Compliance and proxy voting personnel an up- to-date list of all client relationships that have historically accounted for or are projected to account for greater than 1% of ClearBridge's annual revenues. ClearBridge relies on the policy memorandum directive described in Section IV.(1)A. to identify conflicts of interest arising due to potential client relationships with proxy issuers.

C. As a general matter, ClearBridge takes the position that relationships between a non-ClearBridge Legg Mason affiliate and an issuer (e.g., investment management relationship between an issuer and a non-ClearBridge Legg Mason affiliate) do not present a conflict of interest for ClearBridge in voting proxies with respect to such issuer because ClearBridge operates as an independent business unit from other Legg Mason business units and because of the existence of informational barriers between ClearBridge and certain other Legg Mason business units. Special circumstances, such as contact between ClearBridge and non-ClearBridge personnel, may cause ClearBridge to consider whether non-ClearBridge relationships between Legg Mason and an issuer present a conflict of interest for ClearBridge with respect to such issuer. As noted in
Section IV.(1)A., ClearBridge employees are under an obligation to be aware of the potential for conflicts of interest in voting proxies and to bring such conflicts of interest, including conflicts of interest which may arise because of such special circumstances (such as any attempt by a Legg Mason business unit or Legg Mason officer or employee to influence proxy voting by ClearBridge) to the attention of ClearBridge Compliance. Also, ClearBridge is sensitive to the fact that a significant, publicized relationship between an issuer and a non-ClearBridge Legg Mason affiliate might appear to the public to influence the manner in which ClearBridge decides to vote a proxy with respect to such issuer. For prudential reasons, ClearBridge treats such significant, publicized relationships as creating a potential conflict of interest for ClearBridge in voting proxies.

D. Based on information furnished by ClearBridge employees or maintained by ClearBridge Compliance pursuant to Section IV.(1)A. and C. and by ClearBridge Financial Control pursuant to Section IV.(1)B. ClearBridge Compliance shall maintain an up to date list of issuers with respect to which ClearBridge has a potential conflict of interest in voting proxies on behalf of client accounts. ClearBridge shall not vote proxies relating to issuers on such list on behalf of client accounts until it has been determined that the conflict of interest is not material or a method for resolving such conflict of interest has been agreed upon and implemented, as described below. Exceptions apply: (i) with respect to a proxy issue that will be voted in accordance with a stated ClearBridge position on such issue, and (ii) with respect to a proxy issue that will be voted in accordance with the recommendation of an independent third party based on application of the policies set forth herein. Such issues generally are not brought to the attention of the Proxy Committee described in Section IV.(2)Because ClearBridge's position is that any conflict of interest issues are resolved by voting in accordance with a pre-determined policy or in accordance with the recommendation of an independent third party based on application of the policies set forth herein.

(2) Procedures for Assessing Materiality of Conflicts of Interest and for Addressing Material Conflicts of Interest

A. ClearBridge maintains a Proxy Committee which, among other things, reviews and addresses conflicts of interest brought to its attention. The Proxy Committee shall be comprised of such ClearBridge personnel as are designated from time to time. The current members of the Proxy Committee are set forth on Appendix B hereto.

B. All conflicts of interest identified pursuant to the procedures outlined in
Section IV.(1) must be brought to the attention of the Proxy Committee by ClearBridge Compliance for resolution. As noted above, a proxy issue that will be voted in accordance with a stated ClearBridge position on such issue or in accordance with the recommendation of an independent third party generally is not brought to the attention of the Proxy Committee for a conflict of interest review because ClearBridge's position is that any conflict of interest issues are resolved by voting in accordance with a pre-determined policy or in accordance with the recommendation of an independent third party.

C. The Proxy Committee shall determine whether a conflict of interest is material. A conflict of interest will be considered material to the extent that it is determined that such conflict is likely to influence, or appear to influence, ClearBridge's decision-making in voting the proxy. All materiality determinations will be based on an assessment of the particular facts and circumstances. A written record of all materiality determinations made by the Proxy Committee will be maintained.

D. If it is determined by the Proxy Committee that a conflict of interest is not material, ClearBridge may vote proxies notwithstanding the existence of the conflict.

E. If it is determined by the Proxy Committee that a conflict of interest is material, the Proxy Committee shall determine an appropriate method to resolve such conflict of interest before the proxy affected by the conflict of interest is voted. Such determination shall be based on the particular facts and circumstances, including the importance of the proxy issue, the nature of the conflict of interest, etc. Such methods may include:

i. disclosing the conflict to clients and obtaining their consent before voting;

ii. suggesting to clients that they engage another party to vote the proxy on their behalf;

iii. in the case of a conflict of interest resulting from a particular employee's personal relationships, removing such employee from the decision-making process with respect to such proxy vote; or

iv. such other method as is deemed appropriate given the particular facts and circumstances, including the importance of the proxy issue, the nature of the conflict of interest, etc.*

A written record of the method used to resolve a material conflict of interest shall be maintained.

(3) Third Party Proxy Voting Firm - Conflicts of Interests

With respect to a third party proxy voting firm described herein, the Proxy Committee will periodically review and assess such firm's policies, procedures and practices with respect to the disclosure and handling of conflicts of interest.

V. VOTING POLICY

These are policy guidelines that can always be superseded, subject to the duty to act solely in the best interest of the beneficial owners of accounts, by the investment management professionals responsible for the account holding the shares being voted. There may be occasions when different investment teams vote differently on the same issue. A ClearBridge investment team (e.g., ClearBridge's Social Awareness Investment team) may adopt proxy voting policies that supplement these policies and procedures. In addition, in the case of Taft-Hartley clients, ClearBridge will comply with a client direction to vote proxies in accordance with Institutional Shareholder Services' (ISS) PVS Proxy Voting Guidelines, which ISS represents to be fully consistent with AFL-CIO guidelines.

----------
* Especially in the case of an apparent, as opposed to actual, conflict of interest, the Proxy Committee may resolve such conflict of interest by satisfying itself that ClearBridge's proposed vote on a proxy issue is in the best interest of client accounts and is not being influenced by the conflict of interest.

(1) Election of Directors

Voting on Director Nominees in Uncontested Elections.

1.    We withhold our vote from a director nominee who:

      (a) attended less than 75 percent of the company's board and committee meetings without a valid excuse (illness, service to the nation/local government, work on behalf of the company);

      (b) were members of the company's board when such board failed to act on a shareholder proposal that received approval of a majority of shares cast for the previous two consecutive years;

      (c) received more than 50 percent withheld votes of the shares cast at the previous board election, and the company has failed to address the issue as to why;

      (d) is an insider where: (1) such person serves on any of the audit, compensation or nominating committees of the company's board, (2) the company's board performs the functions typically performed by a company's audit, compensation and nominating committees, or (3) the full board is less than a majority independent;

      (e) is a member of the company's audit committee, when excessive non-audit fees were paid to the auditor, or there are chronic control issues and an absence of established effective control mechanisms.

2.    We vote for all other director nominees.

Chairman and CEO is the Same Person.

1. We vote on a case-by-case basis on shareholder proposals that would require the positions of the Chairman and CEO to be held by different persons. We would generally vote FOR such a proposal unless there are compelling reasons to vote against the proposal, including:

-     Designation of a lead director,

-     Majority of independent directors (supermajority),

-     All independent key committees,

-     Size of the company (based on market capitalization),

-     Established governance guidelines, and

-     Company performance

Majority of Independent Directors

1. We vote for shareholder proposals that request that the board be comprised of a majority of independent directors. Generally that would require that the director have no connection to the company other than the board seat. In determining whether an independent director is truly independent (e.g. when voting on a slate of director candidates), we consider certain factors including, but not necessarily limited to, the following: whether the director or his/her company provided professional services to the company or its affiliates either currently or in the past year, whether the director has any transactional relationship with the company, whether the director is a significant customer or supplier of the company, whether the director is employed by a foundation or university that received significant grants or endowments from the company or its affiliates, and whether there are interlocking directorships.

2. We vote for shareholder proposals that request that the board audit, compensation and/or nominating committees include independent directors exclusively.

STOCK OWNERSHIP REQUIREMENTS

1. We vote against shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director, or to remain on the board.

TERM OF OFFICE

1. We vote against shareholder proposals to limit the tenure of independent directors.

DIRECTOR AND OFFICER INDEMNIFICATION AND LIABILITY PROTECTION

1. Subject to subparagraphs 2, 3, and 4 below, we vote for proposals concerning director and officer indemnification and liability protection.

2. We vote for proposals to limit and against proposals to eliminate entirely director and officer liability for monetary damages for violating the duty of care.

3. We vote against indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligations than mere carelessness.

4. We vote for only those proposals that provide such expanded coverage noted in subparagraph 3 above in cases when a director's or officer's legal defense was unsuccessful if: (1) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and
(2) if only the director's legal expenses would be covered.

DIRECTOR QUALIFICATIONS

1. We vote case-by-case on proposals that establish or amend director qualifications. Considerations include how reasonable the criteria are and to what degree they may preclude dissident nominees from joining the board.

2. We vote against shareholder proposals requiring two candidates per board seat.

(2) Proxy Contests

A. Voting for Director Nominees in Contested Elections

1. We vote on a case-by-case basis in contested elections of directors. Considerations include: chronology of events leading up to the proxy contest; qualifications of director nominees (incumbents and dissidents); for incumbents, whether the board is comprised of a majority of outside directors; whether key committees (ie: nominating, audit, compensation) comprise solely of independent outsiders; discussion with the respective portfolio manager(s).

B. Reimburse Proxy Solicitation Expenses

1. We vote on a case-by-case basis on proposals to provide full reimbursement for dissidents waging a proxy contest. Considerations include: identity of persons who will pay solicitation expenses, cost of solicitation, percentage that will be paid to proxy solicitation firms.

(3) Auditors

A. Ratifying Auditors

1. We vote for proposals to ratify auditors, unless an auditor has a financial interest in or association with the company, and is therefore not independent; or there is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company's financial position or there is reason to believe the independent auditor has not followed the highest level of ethical conduct. Specifically, we will vote to ratify auditors if the auditors only provide the company audit services and such other audit-related and non-audit services the provision of which will not cause such auditors to lose their independence under applicable laws, rules and regulations.

B. Financial Statements and Director and Auditor Reports

1. We generally vote for management proposals seeking approval of financial accounts and reports and the discharge of management and supervisory board members, unless there is concern about the past actions of the company's auditors or directors.

C. Remuneration of Auditors

1. We vote for proposals to authorize the board or an audit committee of the board to determine the remuneration of auditors, unless there is evidence of excessive compensation relative to the size and nature of the company.

D. Indemnification of Auditors

1. We vote against proposals to indemnify auditors.

(4) Proxy Contest Defenses

A. Board Structure: Staggered vs. Annual Elections

1. We vote against proposals to classify the board.

2. We vote for proposals to repeal classified boards and to elect all directors annually.

B. Shareholder Ability to Remove Directors

1. We vote against proposals that provide that directors may be removed only for cause.

2. We vote for proposals to restore shareholder ability to remove directors with or without cause.

3. We vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies.

4. We vote for proposals that permit shareholders to elect directors to fill board vacancies.

C. Cumulative Voting

1. If plurality voting is in place for uncontested director elections, we vote for proposals to permit or restore cumulative voting.

2. If majority voting is in place for uncontested director elections, we vote against cumulative voting.

3. If plurality voting is in place for uncontested director elections, and proposals to adopt both cumulative voting and majority voting are on the same slate, we vote for majority voting and against cumulative voting.

D. Majority Voting

1. We vote for non-binding and/or binding resolutions requesting that the board amend a company's by-laws to stipulate that directors need to be elected with an affirmative majority of the votes cast, provided that it does not conflict with the state law where the company is incorporated. In addition, all resolutions need to provide for a carve-out for a plurality vote standard when there are more nominees than board seats (i.e. contested election). In addition, ClearBridge strongly encourages companies to adopt a post-election director resignation policy setting guidelines for the company to follow to promptly address situations involving holdover directors.

E. Shareholder Ability to Call Special Meetings

1. We vote against proposals to restrict or prohibit shareholder ability to call special meetings.

2. We vote for proposals that remove restrictions on the right of shareholders to act independently of management.

F. Shareholder Ability to Act by Written Consent

1. We vote against proposals to restrict or prohibit shareholder ability to take action by written consent.

2. We vote for proposals to allow or make easier shareholder action by written consent.

G. Shareholder Ability to Alter the Size of the Board

1. We vote for proposals that seek to fix the size of the board.

2. We vote against proposals that give management the ability to alter the size of the board without shareholder approval.

H. Advance Notice Proposals

1. We vote on advance notice proposals on a case-by-case basis, giving support to those proposals which allow shareholders to submit proposals as close to the meeting date as reasonably possible and within the broadest window possible.

I. Amendment of By-Laws

1. We vote against proposals giving the board exclusive authority to amend the by-laws.

2. We vote for proposals giving the board the ability to amend the by-laws in addition to shareholders.

J. Article Amendments (not otherwise covered by ClearBridge Proxy Voting Policies and Procedures).

We review on a case-by-case basis all proposals seeking amendments to the articles of association.

We vote for article amendments if:

-     shareholder rights are protected,

-     there is negligible or positive impact on shareholder value,

-     management provides adequate reasons for the amendments, and

-     the company is required to do so by law (if applicable).

(5) Tender Offer Defenses

A. Poison Pills

1. We vote for shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

2. We vote on a case-by-case basis on shareholder proposals to redeem a company's poison pill. Considerations include: when the plan was originally adopted; financial condition of the company, terms of the poison pill.

3. We vote on a case-by-case basis on management proposals to ratify a poison pill. Considerations include: sunset provision - poison pill is submitted to shareholders for ratification or rejection every 2 to 3 years, shareholder redemption feature -10% of the shares may call a special meeting or seek a written consent to vote on rescinding the rights plan.

B. Fair Price Provisions

1. We vote for fair price proposals, as long as the shareholder vote requirement embedded in the provision is no more than a majority of disinterested shares.

2. We vote for shareholder proposals to lower the shareholder vote requirement in existing fair price provisions.

C. Greenmail

1. We vote for proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company's ability to make greenmail payments.

2. We vote on a case-by-case basis on anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

D. Unequal Voting Rights

1. We vote against dual class exchange offers.

2. We vote against dual class re-capitalization.

E. Supermajority Shareholder Vote Requirement to Amend the Charter or Bylaws

1. We vote against management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.

2. We vote for shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.

F. Supermajority Shareholder Vote Requirement to Approve Mergers

1. We vote against management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations.

2. We vote for shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.

G. White Squire Placements

1. We vote for shareholder proposals to require approval of blank check preferred stock issues.

(6) Miscellaneous Governance Provisions

A. Confidential Voting

1. We vote for shareholder proposals that request corporations to adopt confidential voting, use independent tabulators and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: in the case of a contested election, management is permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived.

2. We vote for management proposals to adopt confidential voting subject to the proviso for contested elections set forth in sub-paragraph A.1 above.

B. Equal Access

1. We vote for shareholder proposals that would allow significant company shareholders equal access to management's proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees, and in order to nominate their own candidates to the board.

C. Bundled Proposals

1. We vote on a case-by-case basis on bundled or "conditioned" proxy proposals. In the case of items that are conditioned upon each other, we examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders' best interests and therefore not in the best interests of the beneficial owners of accounts, we vote against the proposals. If the combined effect is positive, we support such proposals.

D. Shareholder Advisory Committees

1. We vote on a case-by-case basis on proposals to establish a shareholder advisory committee. Considerations include: rationale and cost to the firm to form such a committee. We generally vote against such proposals if the board and key nominating committees are comprised solely of independent/outside directors.

E. Other Business

We vote for proposals that seek to bring forth other business matters.

F. Adjourn Meeting

We vote on a case-by-case basis on proposals that seek to adjourn a shareholder meeting in order to solicit additional votes.

      G. Lack of Information

We vote against proposals if a company fails to provide shareholders with adequate information upon which to base their voting decision.

(7) Capital Structure

A. Common Stock Authorization

1. We vote on a case-by-case basis on proposals to increase the number of shares of common stock authorized for issue, except as described in paragraph 2 below.

2. Subject to paragraph 3, below we vote for the approval requesting increases in authorized shares if the company meets certain criteria:

a) Company has already issued a certain percentage (i.e. greater than 50%) of the company's allotment.

b) The proposed increase is reasonable (i.e. less than 150% of current inventory) based on an analysis of the company's historical stock management or future growth outlook of the company.

3. We vote on a case-by-case basis, based on the input of affected portfolio managers, if holding is greater than 1% of an account.

B. Stock Distributions: Splits and Dividends

1. We vote on a case-by-case basis on management proposals to increase common share authorization for a stock split, provided that the split does not result in an increase of authorized but un-issued shares of more than 100% after giving effect to the shares needed for the split.

C. Reverse Stock Splits

1. We vote for management proposals to implement a reverse stock split, provided that the reverse split does not result in an increase of authorized but unissued shares of more than 100% after giving effect to the shares needed for the reverse split.

D. Blank Check Preferred Stock

1. We vote against proposals to create, authorize or increase the number of shares with regard to blank check preferred stock with unspecified voting, conversion, dividend distribution and other rights.

2. We vote for proposals to create "declawed" blank check preferred stock (stock that cannot be used as a takeover defense).

3. We vote for proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

4. We vote for proposals requiring a shareholder vote for blank check preferred stock issues.

E. Adjust Par Value of Common Stock

1. We vote for management proposals to reduce the par value of common stock.

F. Preemptive Rights

1. We vote on a case-by-case basis for shareholder proposals seeking to establish them and consider the following factors:

a) Size of the Company.

b) Characteristics of the size of the holding (holder owning more than 1% of the outstanding shares).

c) Percentage of the rights offering (rule of thumb less than 5%).

2. We vote on a case-by-case basis for shareholder proposals seeking the elimination of pre-emptive rights.

G. Debt Restructuring

1. We vote on a case-by-case basis for proposals to increase common and/or preferred shares and to issue shares as part of a debt-restructuring plan. Generally, we approve proposals that facilitate debt restructuring.

H. Share Repurchase Programs

1. We vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

I. Dual-Class Stock

1. We vote for proposals to create a new class of nonvoting or subvoting common stock if:

- it is intended for financing purposes with minimal or no dilution to current shareholders

- it is not designed to preserve the voting power of an insider or significant shareholder

J. Issue Stock for Use with Rights Plan

1. We vote against proposals that increase authorized common stock for the explicit purpose of implementing a shareholder rights plan (poison pill).

K. Debt Issuance Requests

When evaluating a debt issuance request, the issuing company's present financial situation is examined. The main factor for analysis is the company's current debt-to-equity ratio, or gearing level. A high gearing level may incline markets and financial analysts to downgrade the company's bond rating, increasing its investment risk factor in the process. A gearing level up to 100 percent is considered acceptable.

We vote for debt issuances for companies when the gearing level is between zero and 100 percent.

We view on a case-by-case basis proposals where the issuance of debt will result in the gearing level being greater than 100 percent. Any proposed debt issuance is compared to industry and market standards.

L. Financing Plans

We generally vote for the adopting of financing plans if we believe they are in the best economic interests of shareholders.

(8) Executive and Director Compensation

In general, we vote for executive and director compensation plans, with the view that viable compensation programs reward the creation of stockholder wealth by having high payout sensitivity to increases in shareholder value. Certain factors, however, such as repricing underwater stock options without shareholder approval, would cause us to vote against a plan. Additionally, in some cases we would vote against a plan deemed unnecessary.

A. OBRA-Related Compensation Proposals

1. Amendments that Place a Cap on Annual Grant or Amend Administrative Features

a) We vote for plans that simply amend shareholder-approved plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m) of the Internal Revenue Code.

2. Amendments to Added Performance-Based Goals

a) We vote for amendments to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) of the Internal Revenue Code.

3. Amendments to Increase Shares and Retain Tax Deductions Under OBRA

a) We vote for amendments to existing plans to increase shares reserved and to qualify the plan for favorable tax treatment under the provisions of Section 162(m) the Internal Revenue Code.

4. Approval of Cash or Cash-and-Stock Bonus Plans

a) We vote for cash or cash-and-stock bonus plans to exempt the compensation from taxes under the provisions of Section 162(m) of the Internal Revenue Code.

B. Expensing of Options

We vote for proposals to expense stock options on financial statements.

C. Index Stock Options

We vote on a case by case basis with respect to proposals seeking to index stock options. Considerations include whether the issuer expenses stock options on its financial statements and whether the issuer's compensation committee is comprised solely of independent directors.

D. Shareholder Proposals to Limit Executive and Director Pay

1. We vote on a case-by-case basis on all shareholder proposals that seek additional disclosure of executive and director pay information. Considerations include: cost and form of disclosure. We vote for such proposals if additional disclosure is relevant to shareholder's needs and would not put the company at a competitive disadvantage relative to its industry.

2. We vote on a case-by-case basis on all other shareholder proposals that seek to limit executive and director pay.

We have a policy of voting to reasonably limit the level of options and other equity-based compensation arrangements available to management to reasonably limit shareholder dilution and management compensation. For options and equity-based compensation arrangements, we vote FOR proposals or amendments that would result in the available awards being less than 10% of fully diluted outstanding shares (i.e. if the combined total of shares, common share equivalents and options available to be awarded under all current and proposed compensation plans is less than 10% of fully diluted shares). In the event the available awards exceed the 10% threshold, we would also consider the % relative to the common practice of its specific industry (e.g. technology firms). Other considerations would include, without limitation, the following:

-     compensation committee comprised of independent outside directors,

-     maximum award limits, and

-     repricing without shareholder approval prohibited.

E. Golden Parachutes

1. We vote for shareholder proposals to have golden parachutes submitted for shareholder ratification.

2. We vote on a case-by-case basis on all proposals to ratify or cancel golden parachutes. Considerations include: the amount should not exceed 3 times average base salary plus guaranteed benefits; golden parachute should be less attractive than an ongoing employment opportunity with the firm.

F. Employee Stock Ownership Plans (ESOPs)

1. We vote for proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is "excessive" (i.e., generally greater than five percent of outstanding shares).

G. 401(k) Employee Benefit Plans

1. We vote for proposals to implement a 401(k) savings plan for employees.

H. Stock Compensation Plans

1. We vote for stock compensation plans which provide a dollar-for-dollar cash for stock exchange.

2. We vote on a case-by-case basis for stock compensation plans which do not provide a dollar-for-dollar cash for stock exchange using a quantitative model.

I. Directors Retirement Plans

1. We vote against retirement plans for non-employee directors.

2. We vote for shareholder proposals to eliminate retirement plans for non-employee directors.

J. Management Proposals to Reprice Options

1. We vote on a case-by-case basis on management proposals seeking approval to reprice options. Considerations include the following:

-     historic trading patterns

-     rationale for the repricing

-     value-for-value exchange

-     option vesting

-     term of the option

-     exercise price

-     participation

K. Shareholder Proposals Recording Executive and Director Pay

1. We vote against shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation.

2. We vote against shareholder proposals requiring director fees be paid in stock only.

3. We vote for shareholder proposals to put option repricing to a shareholder vote.

4. We vote on a case-by-case basis for all other shareholder proposals regarding executive and director pay, taking unto account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

(9) State/Country of Incorporation

A. Voting on State Takeover Statutes

1. We vote for proposals to opt out of state freeze-out provisions.

2. We vote for proposals to opt out of state disgorgement provisions.

B. Voting on Re-incorporation Proposals

1. We vote on a case-by-case basis on proposals to change a company's state or country of incorporation. Considerations include: reasons for re-incorporation (i.e. financial, restructuring, etc), advantages/benefits for change (i.e. lower taxes), compare the differences in state/country laws governing the corporation.

C. Control Share Acquisition Provisions

1. We vote against proposals to amend the charter to include control share acquisition provisions.

2. We vote for proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders.

3. We vote for proposals to restore voting rights to the control shares.

4. We vote for proposals to opt out of control share cash-out statutes.

(10) Mergers and Corporate Restructuring

A. Mergers and Acquisitions

1. We vote on a case-by-case basis on mergers and acquisitions. Considerations include: benefits/advantages of the combined companies (i.e. economies of scale, operating synergies, increase in market power/share, etc...), offer price (premium or discount), change in the capital structure, impact on shareholder rights.

B. Corporate Restructuring

1. We vote on a case-by-case basis on corporate restructuring proposals involving minority squeeze outs and leveraged buyouts. Considerations include: offer price, other alternatives/offers considered and review of fairness opinions.

C. Spin-offs

1. We vote on a case-by-case basis on spin-offs. Considerations include the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

D. Asset Sales

1. We vote on a case-by-case basis on asset sales. Considerations include the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.

E. Liquidations

1. We vote on a case-by-case basis on liquidations after reviewing management's efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

F. Appraisal Rights

1. We vote for proposals to restore, or provide shareholders with, rights of appraisal.

G. Changing Corporate Name

1. We vote for proposals to change the "corporate name", unless the proposed name change bears a negative connotation.

H. Conversion of Securities

1. We vote on a case-by-case basis on proposals regarding conversion of securities. Considerations include the dilution to existing shareholders, the conversion price relative to market value, financial issues, control issues, termination penalties, and conflicts of interest.

I. Stakeholder Provisions

1. We vote against proposals that ask the board to consider non-shareholder constituencies or other non-financial effects when evaluating a merger or business combination.

(11) Social and Environmental Issues

A. In general we vote on a case-by-case basis on shareholder social and environmental proposals, on the basis that their impact on share value can rarely be anticipated with any high degree of confidence. In most cases, however, we vote for disclosure reports that seek additional information, particularly when it appears the company has not adequately addressed shareholders' social and environmental concerns. In determining our vote on shareholder social and environmental proposals, we also analyze the following factors:

1. whether adoption of the proposal would have either a positive or negative impact on the company's short-term or long-term share value;

2. the percentage of sales, assets and earnings affected;

3. the degree to which the company's stated position on the issues could affect its reputation or sales, or leave it vulnerable to boycott or selective purchasing;

4. whether the issues presented should be dealt with through government or company-specific action;

5. whether the company has already responded in some appropriate manner to the request embodied in a proposal;

6. whether the company's analysis and voting recommendation to shareholders is persuasive;

7. what other companies have done in response to the issue;

8. whether the proposal itself is well framed and reasonable;

9. whether implementation of the proposal would achieve the objectives sought in the proposal; and

10. whether the subject of the proposal is best left to the discretion of the board.

B. Among the social and environmental issues to which we apply this analysis are the following:

1. energy and Environment,

2. equal Employment Opportunity and Discrimination,

3. product Integrity and Marketing,

4. human Resources Issues

(12) Miscellaneous

A. Charitable Contributions

1. We vote against proposals to eliminate, direct or otherwise restrict charitable contributions.

B. Operational Items

1. We vote against proposals to provide management with the authority to adjourn an annual or special meeting absent compelling reasons to support the proposal.

2. We vote against proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal.

3. We vote for by-law or charter changes that are of a housekeeping nature (updates or corrections).

4. We vote for management proposals to change the date/time/location of the annual meeting unless the proposed change is unreasonable.

5. We vote against shareholder proposals to change the date/time/location of the annual meeting unless the current scheduling or location is unreasonable.

6. We vote against proposals to approve other business when it appears as voting item.

      C. Routine Agenda Items

      In some markets, shareholders are routinely asked to approve:

-     the opening of the shareholder meeting

-     that the meeting has been convened under local regulatory requirements

-     the presence of a quorum

-     the agenda for the shareholder meeting

-     the election of the chair of the meeting

-     regulatory filings

-     the allowance of questions

-     the publication of minutes

-     the closing of the shareholder meeting

We generally vote for these and similar routine management proposals.

D.   Allocation of Income and Dividends

We generally vote for management proposals concerning allocation of income and the distribution of dividends, unless the amount of the distribution is consistently and unusually small or large.

E. Stock (Scrip) Dividend Alternatives

1. We vote for most stock (scrip) dividend proposals.

2. We vote against proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

(13) ClearBridge has determined that registered investment companies, particularly closed end investment companies, raise special policy issues making specific voting guidelines frequently inapplicable. To the extent that ClearBridge has proxy voting authority with respect to shares of registered investment companies, ClearBridge shall vote such shares in the best interest of client accounts and subject to the general fiduciary principles set forth herein without regard to the specific voting guidelines set forth in Section V.(1) through (12).

The voting policy guidelines set forth in this Section V may be changed from time to time by ClearBridge in its sole discretion.

VI. OTHER CONSIDERATIONS

In certain situations, ClearBridge may determine not to vote proxies on behalf of a client because ClearBridge believes that the expected benefit to the client of voting shares is outweighed by countervailing considerations. Examples of situations in which ClearBridge may determine not to vote proxies on behalf of a client include:

(1) SHARE BLOCKING

Proxy voting in certain countries requires "share blocking." This means that shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting (e.g. one week) with a designated depositary. During the blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares have been returned to client accounts by the designated depositary. In deciding whether to vote shares subject to share blocking, ClearBridge will consider and weigh, based on the particular facts and circumstances, the expected benefit to clients of voting in relation to the detriment to clients of not being able to sell such shares during the applicable period.

(2) SECURITIES ON LOAN

Certain clients of ClearBridge, such as an institutional client or a mutual fund for which ClearBridge acts as a sub-adviser, may engage in securities lending with respect to the securities in their accounts. ClearBridge typically does not direct or oversee such securities lending activities. To the extent feasible and practical under the circumstances, ClearBridge will request that the client recall shares that are on loan so that such shares can be voted if ClearBridge believes that the expected benefit to the client of voting such shares outweighs the detriment to the client of recalling such shares (e.g., foregone income). The ability to timely recall shares for proxy voting purposes typically is not entirely within the control of ClearBridge and requires the cooperation of the client and its other service providers. Under certain circumstances, the recall of shares in time for such shares to be voted may not be possible due to applicable proxy voting record dates and administrative considerations.

VII. DISCLOSURE OF PROXY VOTING

ClearBridge employees may not disclose to others outside of ClearBridge (including employees of other Legg Mason business units) how ClearBridge intends to vote a proxy absent prior approval from ClearBridge Legal or Compliance, except that a ClearBridge investment professional may disclose to a third party (other than an employee of another Legg Mason business unit) how it intends to vote without obtaining prior approval from ClearBridge Legal or Compliance if
(1) the disclosure is intended to facilitate a discussion of publicly available information by ClearBridge personnel with a representative of a company whose securities are the subject of the proxy, (2) the company's market capitalization exceeds $1 billion and (3) ClearBridge has voting power with respect to less than 5% of the outstanding common stock of the company.

If a ClearBridge employee receives a request to disclose ClearBridge's proxy voting intentions to, or is otherwise contacted by, another person outside of ClearBridge (including an employee of another Legg Mason business unit) in connection with an upcoming proxy voting matter, he/she should immediately notify ClearBridge Legal/Compliance.

VIII. RECORD KEEPING AND OVERSIGHT

ClearBridge shall maintain the following records relating to proxy voting:

- a copy of these policies and procedures;

- a copy of each proxy form (as voted);

- a copy of each proxy solicitation (including proxy statements) and related materials with regard to each vote;

- documentation relating to the identification and resolution of conflicts of interest;

- any documents created by ClearBridge that were material to a proxy voting decision or that memorialized the basis for that decision; and

- a copy of each written client request for information on how ClearBridge voted proxies on behalf of the client, and a copy of any written response by ClearBridge to any (written or oral) client request for information on how ClearBridge voted proxies on behalf of the requesting client.

Such records shall be maintained and preserved in an easily accessible place for a period of not less than five years from the end of the fiscal year during which the last entry was made on such record, the first two years in an appropriate office of the ClearBridge adviser.

To the extent that ClearBridge is authorized to vote proxies for a United States Registered Investment Company, ClearBridge shall maintain such records as are necessary to allow such fund to comply with its recordkeeping, reporting and disclosure obligations under applicable laws, rules and regulations.

In lieu of keeping copies of proxy statements, ClearBridge may rely on proxy statements filed on the EDGAR system as well as on third party records of proxy statements and votes cast if the third party provides an undertaking to provide the documents promptly upon request.

                                   APPENDIX A

                                   MEMORANDUM

TO:         All ClearBridge Employees
FROM:       Legal and Compliance
DATE:
Re:  Updated ClearBridge Proxy Voting
        Policies and Procedures

            Conflicts of Interest with respect to Proxy Voting

ClearBridge Advisors (ClearBridge) currently has in place proxy voting policies and procedures designed to ensure that proxies are voted in the best interest of client accounts. Accompanying this memorandum is a copy of ClearBridge's Proxy Voting Policies and Procedures that have been updated, effective as of (DATE). The proxy voting policies and procedures are designed to comply with the SEC rule under the Investment Advisers Act that addresses an investment adviser's fiduciary obligation to its clients when voting proxies. AS DISCUSSED IN MORE DETAIL BELOW, CLEARBRIDGE EMPLOYEES ARE UNDER AN OBLIGATION (i) TO BE AWARE OF THE POTENTIAL FOR CONFLICTS OF INTEREST ON THE PART OF CLEARBRIDGE IN VOTING PROXIES ON BEHALF OF CLIENT ACCOUNTS BOTH AS A RESULT OF AN EMPLOYEE'S PERSONAL RELATIONSHIPS AND DUE TO SPECIAL CIRCUMSTANCES THAT MAY ARISE DURING THE CONDUCT OF CLEARBRIDGE'S BUSINESS, AND (II) TO BRING CONFLICTS OF INTEREST OF WHICH THEY BECOME AWARE TO THE ATTENTION OF CLEARBRIDGE COMPLIANCE.

            The updated proxy voting policies and procedures are substantially similar to the policies and procedures currently in effect in terms of ClearBridge's stated position on certain types of proxy issues and the factors and considerations taken into account by ClearBridge in voting on certain other types of proxy issues.

            While, as described in Section IV of the updated policies and procedures, ClearBridge will seek to identify significant ClearBridge client relationships and significant, publicized non-ClearBridge Legg Mason affiliate client relationships(1) which could present ClearBridge with a conflict of interest in voting proxies, all ClearBridge employees must play an important role in helping our organization identify potential conflicts of interest that could impact ClearBridge's proxy voting. ClearBridge employees need to (i) be aware of the potential for conflicts of interest on the part of ClearBridge in voting proxies on behalf of client accounts both as a result of an employee's personal relationships and due to special circumstances that may arise during the conduct of ClearBridge's business, and (ii) bring conflicts of interest of which they become aware to the attention of a ClearBridge compliance officer.

            A conflict of interest arises when the existence of a personal or business relationship on the part of ClearBridge or one of its employees or special circumstances that arise during the conduct of ClearBridge's business might influence, or appear to influence, the manner in which ClearBridge decides to vote a proxy. An example of a personal relationship that creates a potential conflict of interest would be a situation in which a ClearBridge employee (such as a portfolio manager or senior level executive) has a spouse or other close relative who serves as a director or senior executive of a company. An example of "special circumstances" would be explicit or implicit pressure exerted by a ClearBridge relationship to try to influence ClearBridge's vote on a proxy with respect to which the ClearBridge relationship is the issuer. Another example would be a situation in which there was contact between ClearBridge and non-ClearBridge personnel in which the non-ClearBridge Legg Mason personnel, on their own initiative or at the prompting of a client of a non-ClearBridge unit of Legg Mason, tried to exert pressure to influence ClearBridge's proxy vote(2). Of course, the foregoing examples are not exhaustive, and a variety of situations may arise that raise conflict of interest questions for ClearBridge. You are encouraged to raise and discuss with ClearBridge Compliance particular facts and circumstances that you believe may raise conflict of interest issues for ClearBridge.

----------
(1,2) As a general matter, ClearBridge takes the position that relationships between a non-ClearBridge Legg Mason affiliate and an issuer (e.g. investment management relationship between an issuer and a non-ClearBridge Legg Mason affiliate) do not present a conflict of interest for ClearBridge in voting proxies with respect to such issuer. Such position is based on the fact that ClearBridge is operated as an independent business unit from other Legg Mason business units as well as on the existence of information barriers between ClearBridge and certain other Legg Mason business units. ClearBridge is sensitive to the fact that a significant, publicized relationship between an issuer and a non-ClearBridge Legg Mason affiliate might appear to the public to influence the manner in which ClearBridge decides to vote a proxy with respect to such issuer. As noted, ClearBridge seeks to identify such significant, publicized relationships, and for prudential reasons brings such identified situations to the attention of the Proxy Committee, as described herein. Special circumstances, such as those described in the noted examples, also could cause ClearBridge to consider whether non-ClearBridge relationships between a Legg Mason affiliate and an issuer present a conflict of interest for ClearBridge with respect to such issuer.

            As described in Section IV of the updated policies and procedures, ClearBridge has established a Proxy Committee to assess the materiality of conflicts of interest brought to its attention by ClearBridge Compliance as well as to agree upon appropriate methods to resolve material conflicts of interest before proxies affected by the conflicts of interest are voted(3). As described in the updated policies and procedures, there are a variety of methods and approaches that the Proxy Committee may utilize to resolve material conflicts of interest. Please note that ClearBridge employees should report all conflicts of interest of which they become aware to ClearBridge Compliance. It is up to the Proxy Committee to assess the materiality of conflicts of interest brought to its attention and to agree upon an appropriate resolution with respect to conflicts of interest determined to be material.

            The obligation of ClearBridge employees to be sensitive to the issue of conflicts of interest and to bring conflicts of interest to the attention of ClearBridge Compliance is a serious one. Failure to do so can lead to negative legal, regulatory, and reputational consequences for the firm as well as to negative regulatory and disciplinary consequences for the ClearBridge employee. Please consult with a ClearBridge Compliance officer if you have any questions concerning your obligations with respect to conflicts of interest under the updated proxy voting policies and procedures.

----------
(3) Exceptions apply: (i) with respect to a proxy issue that will be voted in accordance with a stated ClearBridge position on such issue, and (ii) with respect to a proxy issue that will be voted in accordance with the recommendation of an independent third party. Such issues are not brought to the attention of the Proxy Committee because ClearBridge's position is that to the extent a conflict of interest issue exists, it is resolved by voting in accordance with a pre-determined policy or in accordance with the recommendation of an independent third party.

                                   Appendix B

                             PROXY COMMITTEE MEMBERS

INVESTMENT MANAGEMENT REPRESENTATIVES

Michael Magee
Eric Thomson, Secretary
Peter Vanderlee, Chairman

LEGAL REPRESENTATIVES
Leonard Larrabee
Michael Scanlon

COMPLIANCE REPRESENTATIVES
Barbara Manning
Brian Murphy

OPERATIONS
Denise Corsetti
Tammie Kim

At least one representative from each of Investment Management, Legal and Compliance must participate in any deliberations and decisions of the Proxy Committee relating to potential conflicts of interest.


COLUMBIA MANAGEMENT ADVISORS, LLC



PROXY VOTING POLICY



APPLICABLE REGULATIONS



Rule 206(4)-6 under the Investment Advisers Act of 1940
Form N-PX
ERISA Department of Labor Bulletin 94-2
Institutional Shareholder Services, Inc. (SEC No Action Letter dated September 15, 2004)



EXPLANATION/SUMMARY OF REGULATORY REQUIREMENTS



An investment adviser that exercises voting authority over clients' proxies must adopt written policies and procedures that are reasonably designed to ensure that those proxies are voted in the best economic interests of clients. An adviser's policies and procedures must address how the adviser resolves material conflicts of interest between its interests and those of its clients. An investment adviser must comply with certain record keeping and disclosure requirements with respect to its proxy voting responsibilities. In addition, an investment adviser to Employee Retirement Income Security Act ("ERISA") accounts has an affirmative obligation to vote proxies for an ERISA account, unless the client expressly retains proxy voting authority.



POLICY SUMMARY



Columbia Management Advisors, LLC ("CMA") has adopted and implemented the following policy, which it believes is reasonably designed to: (1) ensure that proxies are voted in the best economic interest of clients; and (2) address material conflicts of interest that may arise. This policy applies primarily to the Global Wealth and Investment Management ("GWIM") Investment Operations Group, as well as to Compliance Risk Management ("CRM") and Legal. CRM and Business groups to whom this policy applies must adopt written procedures to implement this Policy.



POLICY



All proxies regarding client securities for which CMA has authority to vote will, unless CMA determines in accordance with policies stated below to refrain from voting, be voted in a manner considered by CMA to be in the best interest of CMA's clients without regard to any resulting benefit or detriment to CMA or its affiliates. The best interest of clients is defined for this purpose as the interest of enhancing or protecting the economic value of client accounts, considered as a group rather than individually, as CMA determines in its sole and absolute discretion. In the event a client believes that its other interests require a different vote, CMA will vote as the client clearly instructs, provided CMA receives such instructions in time to act accordingly. Information regarding CMA's proxy voting decisions is confidential. Therefore, the information may be shared on a need to know basis only, including within CMA and with CMA affiliates. Advisory clients, including mutual funds' and other funds' boards, may obtain information on how their proxies were voted by CMA. However, CMA will not selectively disclose its investment company clients' proxy voting records to third parties. Rather, the investment company clients' proxy records will be disclosed to shareholders by publicly-available annual filings for 12-month periods ending each year on June 30th on Form N-PX.



CMA endeavors to vote, in accordance with this Policy, all proxies of which it becomes aware prior to the vote deadline date, subject to certain general exceptions described below.



CMA seeks to avoid the occurrence of actual or apparent material conflicts of interest in the proxy voting process by voting in accordance with predetermined voting guidelines and observing other procedures that are intended to prevent where practicable and manage conflicts of interest (refer to Section III, Conflicts of Interest). CMA's proxy voting policy and practices are summarized in its Form ADV. Additionally, CMA will provide clients with a copy of its policies, as they may be updated from time to time, upon request.



MEANS OF ACHIEVING COMPLIANCE



I. PROXY COMMITTEE



CMA has established a Proxy Committee whose standing members include senior investment management personnel, who participate as voting authorities on the Committee. Additionally, the Proxy Committee regularly involves other associates (i.e., Legal representative, CRM representatives, GWIM Investment Operations representatives, etc.) who participate as needed to enable effective execution of the Committee's responsibilities.



The Proxy Committee has established a charter, which sets forth the Committee's purpose, membership and operation. The Proxy Committee's functions include, in part,



            (a) direction of the vote on proposals where there has been a recommendation to the Committee not to vote according to the predetermined Voting Guidelines (stated in Appendix A) or on proposals which require special, individual consideration in accordance with Section IV.C;



            (b) review at least annually of this Proxy Voting Policy and Voting Guidelines to ensure consistency with internal policies, client disclosures and regulatory requirements;



            (c) review at least annually of existing Voting Guidelines and the need for development of additional Voting Guidelines to assist in the review of proxy proposals;



            (d) ensure that appropriate disclosure of CMA's Proxy Voting Policy is made to its clients, is disclosed in CMA's Form ADV and is made to the Funds' shareholders; and



            (e) oversight of any circumstances where, as described in Section III, CMA may determine it is necessary to delegate proxy voting to an independent third party.



II. CMA'S INVESTMENT ASSOCIATES



Under CMA's Voting Guidelines, certain matters must be determined on a case-by-case basis. In general, the Proxy Group within GWIM Investment Operations will refer these matters first to the relevant CMA research analyst after first confirming with CRM that the proxy matter does not present a conflict to CMA. If there is not a research analyst assigned to the particular security, the matter will be referred to the appropriate portfolio manager.



In considering a particular proxy matter, the research analyst or portfolio manager must vote in the clients' best interest as defined above. Information regarding CMA's proxy voting decisions is confidential information. Therefore, research analysts and portfolio managers generally must not discuss proxy votes with any person outside of CMA and within CMA except on a need to know basis only.



Research analysts and portfolio managers must discharge their responsibilities consistent with the obligations set forth below (refer to Management of Conflicts of Interest - Additional Procedures). A research analyst or portfolio manager must disclose in writing any inappropriate attempt to influence their recommendation or any other personal interest that they have with the issuer (see Appendix B - Conflicts of Interest Disclosure and Certification Form). For each Proxy Referral (defined below), the research analyst or portfolio manager is responsible for memorializing their recommendation on the Proxy Voting Recommendation Form (see Appendix C) and communicating their recommendation to the Proxy Group.



Research analysts and portfolio managers should seek advice from CRM or Legal with respect to any questions that they have regarding personal conflicts of interests, communications regarding proxies, or other related matters.



III. CONFLICTS OF INTEREST



For purposes of this policy, a material conflict of interest is a relationship or activity engaged in by CMA, a CMA affiliate(1), or a CMA associate that creates an incentive (or appearance thereof) to favor the interests of CMA, the affiliate, or associate, rather than the clients' interests. However, a material conflict of interest is not automatically created when there is a relationship or activity engaged in by a CMA affiliate, but there is a possibility that a CMA affiliate could cause a conflict. CMA may have a conflict of interest if either CMA has a significant business relationship with a company that is soliciting a proxy, or if a CMA associate involved in the proxy voting decision-making process has a significant personal or family relationship with the particular company. A conflict of interest is considered to be "material" to the extent that a reasonable person could expect the conflict to influence CMA's decision on the particular vote at issue. In all cases where there is deemed to be a material conflict of interest, CMA will seek to resolve said conflict in the clients' best interests.



For those proxy proposals that: (1) are not addressed by CMA's proxy voting guidelines; (2) the guidelines specify the issue must be evaluated and determined on a case-by-case basis; or (3) a CMA investment associate believes that an exception to the guidelines may be in the best economic interest of CMA's clients (collectively, "Proxy Referrals"), CMA may vote the proxy, subject to the conflicts of interest procedures set forth below.



In the case of Proxy Referrals, CRM will collect and review any information deemed reasonably appropriate to evaluate if CMA or any person participating in the proxy voting decision-making process has, or has the appearance of, a material conflict of interest. CMA investment personnel involved in the particular Proxy Referral must report any personal conflict of interest circumstances to Columbia Management's Conflicts of Interest Officer in writing (see Appendix B). CRM will consider information about CMA's significant business relationships, as well as other relevant information. The information considered by CRM may include information regarding: (1) CMA client and other business relationships; (2) any relevant personal conflicts; and (3) communications between investment professionals and parties outside the CMA investment division regarding the proxy matter. CRM will consult with relevant experts, including legal counsel, as necessary.



If CRM determines that it reasonably believes (1) CMA has a material conflict of interest, or (2) certain individuals should be recused from participating in the proxy vote at issue, CRM will inform the Chair of the Proxy Committee. Where a material conflict of interest is determined to have arisen in the proxy voting process, CMA's policy is to invoke one or more of the following conflict management procedures:



            - Causing the proxies to be voted in accordance with the recommendations of an independent third party (which generally will be CMA's proxy voting agent);



            - Causing the proxies to be delegated to a qualified, independent third party, which may include CMA's proxy voting agent; or



            - In unusual cases, with the Client's consent and upon ample notice, forwarding the proxies to CMA's clients so that they may vote the proxies directly.



Affiliate Investment Companies and Public Companies



CMA considers (1) proxies solicited by open-end and closed-end investment companies for which CMA or an affiliate serves as an investment adviser or principal underwriter; and (2) proxies solicited by Bank of America Corporation ("BAC") or other public companies within the BAC organization to present a material conflict of interest for CMA. Consequently, the proxies of such affiliates will be voted following one of the conflict management practices discussed above.



----------
(1) Bank of America Corporation ("BAC"), the ultimate corporate parent of CMA, Bank of America, N.A. and all of their numerous affiliates owns, operates and has interests in many lines of business that may create or give rise to the appearance of a conflict of interest between BAC or its affiliates and those of CMA-advised clients. For example, the commercial and investment banking business lines may have interests with respect to issuers of voting securities that could appear to or even actually conflict with CMA's duty, in the proxy voting process, to act in the best economic interest of its clients.

Management of Conflicts of Interest - Additional Procedures



Additionally, by assuming his or her responsibilities pursuant to this Policy, each member of the Proxy Committee (including the chairperson) and any CMA or BAC associate advising or acting under the supervision or oversight of the Proxy Committee undertakes to disclose in writing to the Columbia Management Conflicts of Interest Officer (within CRM) any actual or apparent personal material conflicts of interest which he or she may have (e.g., relationships with nominees for directorship, members of an issuer's or dissident's management or otherwise) in determining whether or how CMA will vote proxies. In the event any member of the Proxy Committee has a conflict of interest regarding a given matter, he or she will abstain from participating in the Committee's determination of whether and/or how to vote in the matter. CMA's investment associates also follow the same disclosure requirements for any actual or apparent personal material conflicts of interest as stated in this section.



In certain circumstances, CMA follows the proxy guidelines and uses other research services provided by the proxy vendor or another independent third party. CMA has undertaken a review of the proxy vendor's conflicts of interest procedures, and will continue to monitor them on an ongoing basis.



CMA and other BAC affiliates have adopted various other policies and procedures that help reinforce this Policy. Please see any associated documents.



Ownership Limits - Delegation of Proxy Voting to an Independent Third Party
From time to time, CMA may face regulatory or compliance limits on the types or amounts of voting securities that it may purchase or hold for client accounts. Among other limits, federal, state, foreign regulatory restrictions, or company-specific ownership limits may restrict the total percentage of an issuer's voting securities that CMA can hold for clients (collectively, "Ownership Limits"). The regulations or company-specific documents governing a number of these Ownership Limits often focus upon holdings in voting securities. As a result, in limited circumstances in order to comply with such Ownership Limits and/or internal policies designed to comply with such limits, CMA may delegate proxy voting in certain issuers to a qualified, independent third party, who may be CMA's proxy voting agent.



IV. PROXY VOTING GUIDELINES



A. CMA'S PROXY VOTING GUIDELINES - GENERAL PRACTICES.



The Proxy Committee has adopted the guidelines for voting proxies specified in Appendix A of this policy. CMA uses an independent, third-party proxy vendor to implement its proxy voting process as CMA's proxy voting agent. In general, whenever a vote is solicited, the proxy vendor will execute the vote according to CMA's Voting Guidelines.



B. ABILITY TO VOTE PROXIES OTHER THAN AS PROVIDED BY VOTING GUIDELINES.



A Portfolio Manager or other party involved with a client's account may conclude that the best interest of the firm's client, as defined above, requires that a proxy be voted in a manner that differs from the predetermined proxy Voting Guidelines. In this situation, he or she will request that the Proxy Committee consider voting the proxy other than according to such Guidelines. If any person, group, or entity requests the Proxy Committee (or any of its members) vote a proxy other than according to the predetermined Voting Guidelines, that person will furnish to the Proxy Committee a written explanation of the reasons for the request and a description of the person's, group's, or entity's relationship, if any, with the parties proposing and/or opposing the matter's adoption using the Proxy Vote Recommendation / Proxy Committee Request Form (see Appendix C of this policy). The Proxy Committee may consider the matter, subject to the conflicts of interest procedures discussed above.



C. OTHER PROXY MATTERS



For the following categories, proxies will be voted as stated below:



            1. NEW PROPOSALS. For certain new proposals that are expected to be proposed to shareholders of multiple companies, the Proxy Committee may develop a Voting Guideline which will be incorporated into this Policy.



            2. ACCOUNTS ADHERING TO TAFT HARTLEY PRINCIPLES. All proposals for accounts adhering to Taft Hartley principles will be voted according to the Taft Hartley Guidelines developed by the proxy vendor.



            3. ACCOUNTS ADHERING TO SOCIALLY RESPONSIBLE PRINCIPLES. All proposals for accounts adhering to socially responsible principles will be voted according to the Socially Responsible Guidelines developed by the proxy vendor or as specified by the client.



            4. PROXIES OF INTERNATIONAL ISSUERS. In general, CMA will refrain from voting securities in cases where international issuers impose share blocking restrictions. However, in the exceptional circumstances that CMA determines that it would be appropriate to vote such securities, all proposals for these securities will be voted only on the specific instruction of the Proxy

            Committee and to the extent practicable in accordance with the Voting Guidelines set forth in this Policy. Additionally, proxies will typically not be voted in markets where powers of attorney are required to be executed in order to vote shares.



            5. PROXIES OF INVESTMENT COMPANY SHARES. Proposals on issues other than those specified in Section V.A will be voted on the specific instruction of the Proxy Committee.



            6. PROXY REFERRALS FOR PASSIVE INDEX ACCOUNTS. Proxy Referrals for a security that is held only within a passive index account managed by CMA's Quantitative Strategies Group and not in any other account within CMA, shall be voted according to the guidelines developed by the proxy vendor or as specified by the client. However, if a security is held within a passive index account managed by CMA's Quantitative Strategies Group and within another CMA-managed account (including without limitation an account actively managed by CMA's Quantitative Strategies Group), all proposals, including Proxy Referrals, will be voted in accordance with the Voting Guidelines, subject to the other provisions of this Policy.



            7. PROXY VOTING FOR SECURITIES ON LOAN. CMA generally votes in cases where shares have been loaned from actively managed Columbia Funds as long as the shares have been recalled in a timely manner. However, CMA generally does not vote shares that have been loaned from passively managed Columbia Index Funds. Other CMA clients may have their own stock loan programs and may or may not recall their shares for proxy voting.



V. VOTING PROCEDURES



The Proxy Group within GWIM Investment Operations is primarily responsible for overseeing the day-to-day operations of the proxy voting process. The Proxy Group's monitoring will take into account the following elements: (1) periodic review of the proxy vendor's votes to ensure that the proxy vendor is accurately voting consistent with CMA's Voting Guidelines; and (2) review of the fund website to ensure that annual proxy voting reports are posted in a timely and accurate manner. For additional information regarding the proxy voting process, please refer to the GWIM Investment Operations Desktop Procedures.



Supervision



Managers and supervisory personnel are responsible for ensuring that their associates understand and follow this policy and any applicable procedures adopted by the business group to implement the policy. The Proxy Committee has ultimate responsibility for the implementation of this Policy.



Escalation



With the exception of conflicts of interest-related matters, issues arising under this policy should be escalated to the Proxy Committee. Issues involving potential or actual conflicts of interest should be promptly communicated to the Columbia Management Conflicts of Interest Officer.



Monitoring/Oversight



The Compliance Assessment Team within CRM and/or the Corporate Internal Audit Group perform periodic reviews and assessments of various lines of businesses, including a review of Columbia Management's compliance with the Proxy Voting Policy.



Recordkeeping



CMA will create and maintain records of each investment company's proxy record for 12-month periods ended June 30th. CMA will compile the following information for each matter relating to a portfolio security considered at any shareholder meeting during the period covered by the annual report and for which CMA was entitled to vote:



      -     The name of the issuer of the security;



      - The exchange ticker symbol of the portfolio security (if symbol is available through reasonably practicable means);



      - The Council on Uniform Securities Identification Procedures number for the portfolio security (if number is available through reasonably practicable means);



      -     The shareholder meeting date;



      -     A brief identification of the matter voted on;



      - Whether the matter was proposed by the issuer or by a security holder;



      -     Whether the company cast its vote on the matter;



      - How the company cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding the election of directors); and



      -     Whether the company cast its vote for or against management.

Business groups and support partners are responsible for maintaining all records necessary to evidence compliance with this policy. The records must be properly maintained and readily accessible in order to evidence compliance with this policy.



These records include:



DOCUMENT                                                                   RESPONSIBLE PARTY
------------------------------------------------------------------------   -------------------------------------------------
Proxy Committee Meeting Minutes and Related Materials                      Proxy Group in GWIM Investment Operations

Proxy Vote Recommendation Form and Supporting Materials of Investment      Proxy Group in GWIM Investment Operations
Management Personnel Concerning Proxy Decisions and Recommendations
(or any other document created by CMA taht was material to making a voting decision or that memorializes the basis for the voting decision)

Conflicts of Interest Review Documentation, including Conflicts of         Compliance Risk Management
Interest Forms

Client Communications Regarding Proxy Matters                              Client Service Group

Copy of Each Applicable Proxy Statement Unless it has been Filed with      Proxy Group in GWIM Investment Operations
the SEC and may be Obtained from the SEC's EDGAR System



Records should be retained for a period of not less than six years plus the current year. Records must be retained in an appropriate office of CM for the first three years.



                     APPENDIX A - CMA'S PROXY VOTING POLICY
                             CMA'S VOTING GUIDELINES



A. THE PROXY COMMITTEE HAS ADOPTED THE FOLLOWING GUIDELINES FOR VOTING PROXIES:



1. Matters Relating to the Board of Directors/Corporate Governance



CMA generally will vote FOR:



      - Proposals for the election of directors or for an increase or decrease in the number of directors, provided that no more than one-third of the Board of Directors would, presently or at any time during the previous three-year period, be from management. However, CMA generally will WITHHOLD votes from pertinent director nominees if:



                  (i) the board as proposed to be constituted would have more than one-third of its members from management;



                  (ii) the board does not have audit, nominating, and compensation committees composed solely of directors who qualify as being regarded as "independent," i.e. having no material relationship, directly or indirectly, with the Company, as CMA's proxy voting agent may determine (subject to the Proxy Committee's contrary determination of independence or non-independence);



                  (iii) the nominee, as a member of the audit committee,
                        permitted the company to incur excessive non-audit fees (as defined below regarding other business matters -- ratification of the appointment of auditors);



                  (iv) a director serves on more than six public company boards;



                  (v) the CEO serves on more than two public company boards other than the company's board.



            On a CASE-BY-CASE basis, CMA may WITHHOLD votes for a director nominee who has failed to observe good corporate governance practices or, through specific corporate action or inaction (e.g. failing to implement policies for which a majority of shareholders has previously cast votes in favor), has demonstrated a disregard for the interests of shareholders.



      - Proposals requesting that the board audit, compensation and/or nominating committee be composed solely of independent directors. The Audit Committee must satisfy the independence and experience requirements established by the Securities and Exchange Commission ("SEC") and the New York Stock Exchange, or appropriate local requirements for foreign securities. At least one member of the Audit Committee must qualify as a "financial expert" in accordance with SEC rules.



      - Proposals to declassify a board, absent special circumstances that would indicate that shareholder interests are better served by a classified board structure.



CMA generally will vote FOR:



      - Proposals to create or eliminate positions or titles for senior management. CMA generally prefers that the role of Chairman of the Board and CEO be held by different persons unless there are compelling reasons to vote AGAINST a proposal to separate these positions, such as the existence of a counter-balancing governance structure that includes at least the following elements in addition to applicable listing standards:



                  -     Established governance standards and guidelines.



                  - Full board composed of not less than two-thirds "independent" directors, as defined by applicable regulatory and listing standards.



                  - Compensation, as well as audit and nominating (or corporate governance) committees composed entirely of independent directors.



                  - A designated or rotating presiding independent director appointed by and from the independent directors with the authority and responsibility to call and preside at regularly and, as necessary, specially scheduled meetings of the independent directors to be conducted, unless the participating independent directors otherwise wish, in executive session with no members of management present.



                  - Disclosed processes for communicating with any individual director, the presiding independent director (or, alternatively, all of the independent directors, as a group) and the entire board of directors, as a group.



                  - The pertinent class of the Company's voting securities has out-performed, on a three-year basis, both an appropriate peer group and benchmark index, as indicated in the performance summary table of the Company's proxy materials. This requirement shall not apply if there has been a change in the Chairman/CEO position within the three-year period.



      - Proposals that grant or restore shareholder ability to remove directors with or without cause.



      - Proposals to permit shareholders to elect directors to fill board vacancies.



      - Proposals that encourage directors to own a minimum amount of company stock.



      -     Proposals to provide or to restore shareholder appraisal rights.



      -     Proposals to adopt cumulative voting.



      -     Proposals for the company to adopt confidential voting.



CMA will generally vote FOR shareholder proposals calling for majority voting thresholds for director elections unless the company has adopted formal corporate governance principles that present a meaningful alternative to the majority voting standard and/or provides an adequate response to both new nominees as well as incumbent nominees who fail to receive a majority of votes cast.



CMA generally will vote AGAINST:



      - Proposals to classify boards, absent special circumstances indicating that shareholder interests would be better served by a classified board structure.



      - Proposals that give management the ability to alter the size of the board without shareholder approval.



      - Proposals that provide directors may be removed only by supermajority vote.



      -     Proposals to eliminate cumulative voting.



      - Proposals which allow more than one vote per share in the election of directors.



      - Proposals that provide that only continuing directors may elect replacements to fill board vacancies.



      - Proposals that mandate a minimum amount of company stock that directors must own.



      -     Proposals to limit the tenure of non-management directors.



CMA will vote on a CASE-BY-CASE basis in contested elections of directors.



CMA generally will vote on a CASE-BY-CASE basis on board approved proposals relating to corporate governance. Such proposals include, but are not limited to:



      - Reimbursement of proxy solicitation expenses taking into consideration whether or not CMA was in favor of the dissidents.



      - Proxy contest advance notice. CMA generally will vote FOR proposals that allow shareholders to submit proposals as close to the meeting date as possible while allowing for sufficient time for Company response, SEC review, and analysis by other shareholders.



      - CMA will vote on a CASE-BY-CASE basis to indemnify directors and officers, and AGAINST proposals to indemnify external auditors.



      - CMA will vote FOR the indemnification of internal auditors, unless the costs associated with the approval are not disclosed.



2. Compensation



CMA generally will vote FOR management sponsored compensation plans (such as bonus plans, incentive plans, stock option plans, pension and retirement benefits, stock purchase plans or thrift plans) if they are consistent with industry and country standards. However, CMA generally is opposed to compensation plans that substantially dilute ownership interest in a company, provide participants with excessive awards, or have objectionable structural features. Specifically, for equity-based plans, if the proposed number of shares authorized for option programs (excluding authorized shares for expired options) exceeds an average of 5% of the currently outstanding shares over the previous three years or an average of 3% over the previous three years for directors only, the proposal should be referred to the Proxy Committee. The Committee will then consider the circumstances surrounding the issue and vote in the best interest of CMA's clients. CMA requires that management provide substantial justification for the repricing of options.



CMA generally will vote FOR:



      - Proposals requiring that executive severance arrangements be submitted for shareholder ratification.



      -     Proposals asking a company to expense stock options.



      -     Proposals to put option repricings to a shareholder vote.



      - Employee stock purchase plans that have the following features: (i) the shares purchased under the plan are acquired for no less than 85% of their market value, (ii) the offering period under the plan is 27 months or less, and (iii) dilution is 10% or less.



      - Proposals for the remuneration of auditors if no more than 33% of the compensation costs comes from non audit activity.



CMA generally will vote AGAINST:



      - Stock option plans that permit issuance of options with an exercise price below the stock's current market price, or that permit replacing or repricing of out-of-the money options.



      - Proposals to authorize the replacement or repricing of out-of-the money options.



      - Proposals requesting that plan administrators have advance authority to amend the terms of a plan without detailed disclosure of the specific amendments. When sufficient details are provided on the amendments permitted by the advance authority, CMA will recommend on such proposals on a CASE-BY-CASE basis



CMA will vote on a CASE-BY-CASE basis proposals regarding approval of specific executive severance arrangements.



3. Capitalization



CMA generally will vote FOR:



      - Proposals to increase the authorized shares for stock dividends, stock splits (and reverse stock splits) or general issuance, unless proposed as an anti-takeover measure or a general issuance proposal increases the authorization by more than 30% without a clear need presented by the company. Proposals for reverse stock splits should include an overall reduction in authorization.



            For companies recognizing preemptive rights for existing shareholders, CMA generally will vote FOR general issuance proposals that increase the authorized shares by more than 30%. CMA will vote on a CASE-BY-CASE basis all such proposals by companies that do not recognize preemptive rights for existing shareholders.



      - Proposals for the elimination of authorized but unissued shares or retirement of those shares purchased for sinking fund or treasury stock.



      - Proposals to institute/renew open market share repurchase plans in which all shareholders may participate on equal terms.



      - Proposals to reduce or change the par value of common stock, provided the number of shares is also changed in order to keep the capital unchanged.



CMA will evaluate on a CASE-BY-CASE basis proposals regarding:



      - Management proposals that allow listed companies to de-list and terminate the registration of their common stock. CMA will determine whether the transaction enhances shareholder value by giving consideration to:



                  - Whether the company has attained benefits from being publicly traded.



                  -     Cash-out value



                  - Balanced interests of continuing vs. cashed-out shareholders



                  -     Market reaction to public announcement of transaction



4. Mergers, Restructurings and Other Transactions



CMA will review, on a CASE-BY-CASE basis, business transactions such as mergers, acquisitions, reorganizations, liquidations, spinoffs, buyouts and sale of all or substantially all of a company's assets.



5. Anti-Takeover Measures



CMA generally will vote AGAINST proposals intended largely to avoid acquisition prior to the occurrence of an actual event or to discourage acquisition by creating a cost constraint. With respect to the following measures, CMA generally will vote as follows:



Poison Pills



      - CMA votes FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification.



      - CMA generally votes FOR shareholder proposals to eliminate a poison pill.



      - CMA generally votes AGAINST management proposals to ratify a poison pill.

Greenmail



      - CMA will vote FOR proposals to adopt anti-greenmail charter or bylaw amendments or to otherwise restrict a company's ability to make greenmail payments.



Supermajority vote



      - CMA will vote AGAINST board-approved proposals to adopt anti-takeover measures such as supermajority voting provisions, issuance of blank check preferred stock, the creation of a separate class of stock with disparate voting rights and charter amendments adopting control share acquisition provisions.



Control Share Acquisition Provisions



      - CMA will vote FOR proposals to opt out of control share acquisition statutes.



6. Other Business Matters



CMA generally will vote FOR:



      - Bylaw amendments giving holders of at least 25% of outstanding common stock the ability to call a special meeting of stockholders.



      - Board governance document amendments or other proposals which give the lead independent director the authority to call special meetings of the independent directors at any time.



CMA generally will vote FOR:



      - Proposals to approve routine business matters such as changing the company's name and procedural matters relating to the shareholder meeting such as approving the minutes of a prior meeting.



      - Proposals to ratify the appointment of auditors, unless any of the following apply in which case CMA will generally vote AGAINST the proposal:



                  -     Credible reason exists to question:



                           - The auditor's independence, as determined by applicable regulatory requirements.



                           - The accuracy or reliability of the auditor's opinion as to the company's financial position.



                  - Fees paid to the auditor or its affiliates for "non-audit" services were excessive, i.e., in excess of the total fees paid for "audit," "audit-related" and "tax compliance" and/or "tax return preparation" services, as disclosed in the company's proxy materials.



      - Bylaw or charter changes that are of a housekeeping nature (e.g., updates or corrections).



      - Proposals to approve the annual reports and accounts provided the certifications required by the Sarbanes Oxley Act of 2002 have been provided.



CMA generally will vote AGAINST:



      - Proposals to eliminate the right of shareholders to act by written consent or call special meetings.



      - Proposals providing management with authority to adjourn an annual or special shareholder meeting absent compelling reasons, or to adopt, amend or repeal bylaws without shareholder approval, or to vote unmarked proxies in favor of management.



      - Shareholder proposals to change the date, time or location of the company's annual meeting of shareholders.



CMA will vote AGAINST:



      - Authorization to transact other unidentified substantive (as opposed to procedural) business at a meeting.



CMA will vote on a CASE-BY-CASE basis:



      - Proposals to change the location of the company's state of incorporation. CMA considers whether financial benefits (e.g., reduced fees or taxes) likely to accrue to the company as a result of a reincorporation or other change of domicile outweigh any accompanying material diminution of shareholder rights.



      - Proposals on whether and how to vote on "bundled" or otherwise conditioned proposals, depending on the overall economic effects upon shareholders.



CMA generally will ABSTAIN from voting on shareholder proposals predominantly involving social, socio-economic, environmental, political or other similar matters on the basis that their impact on share value can rarely be anticipated with any high degree of confidence. CMA may, on a CASE-BY-CASE basis, vote:



      - FOR proposals seeking inquiry and reporting with respect to, rather than cessation or affirmative implementation of, specific policies where the pertinent issue warrants separate communication to shareholders; and



      - FOR or AGAINST the latter sort of proposal in light of the relative benefits and detriments (e.g. distraction, costs, other burdens) to share value which may be expected to flow from passage of the proposal.

7. Other Matters Relating to Foreign Issues



CMA generally will vote FOR:



      - Most stock (scrip) dividend proposals. CMA votes AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.



      - Proposals to capitalize the company's reserves for bonus issues of shares or to increase the par value of shares.



      - Proposals to approve control and profit transfer agreements between a parent and its subsidiaries.



      - Management proposals seeking the discharge of management and supervisory board members, unless there is concern about the past actions of the company's auditors/directors and/or legal action is being taken against the board by other shareholders.



      - Management proposals concerning allocation of income and the distribution of dividends, unless the proxy vendor would vote against such proposal in accordance with its guidelines, in which case CMA will evaluate the proposal on a CASE-BY-CASE basis.



      - Proposals for the adoption of financing plans if they are in the best economic interests of shareholders.



CMA will generally vote FOR proposals to approve Directors' Fees, unless the proxy vendor would vote against such proposal in accordance with its guidelines, in which case CMA will evaluate the proposal on a CASE-BY-CASE basis.



CMA will evaluate management proposals to approve protective preference shares for Netherlands located company-friendly foundations proposals on a CASE-BY-CASE basis and will only support resolutions if:



      - The supervisory board needs to approve an issuance of shares while the supervisory board is independent within the meaning of CMA' categorization rules and the Dutch Corporate Governance Code.



      - No call/put option agreement exists between the company and the foundation.



      - There is a qualifying offer clause or there are annual management and supervisory board elections.



      -     The issuance authority is for a maximum of 18 months.



      -     The board of the company-friendly foundation is independent.



      - The company has disclosed under what circumstances it expects to make use of the possibility to issue preference shares.



      - There are no priority shares or other egregious protective or entrenchment tools.



      - The company releases its proxy circular, with details of the poison pill proposal, at least three weeks prior to the meeting.



      - Art 2:359c Civil Code of the legislative proposal has been implemented.



8. Investment Company Matters



ELECTION OF DIRECTORS:



CMA will vote on a CASE-BY-CASE basis proposals for the election of directors, considering the following factors:



      -     Board structure



      -     Attendance at board and committee meetings.



CMA will WITHHOLD votes from directors who:



      - Attend less than 75 percent of the board and committee meetings without a valid excuse for the absences. Valid reasons include illness or absence due to company business. Participation via telephone is acceptable. In addition, if the director missed only one meeting or one day's meetings, votes should not be withheld even if such absence dropped the director's attendance below 75 percent.



      - Ignore a shareholder proposal that is approved by a majority of shares outstanding;



      - Ignore a shareholder proposal this is approved by a majority of the votes cast for two consecutive years;



      - Are interested directors and sit on the audit or nominating committee; or



      - Are interested directors and the full board serves as the audit or nominating committee or the company does not have one of these committees.



Proxy Contests:



CMA will vote on a CASE-BY-CASE basis proposals for proxy contests, considering the following factors:



      -     Past performance relative to its peers



      -     Market in which fund invests



      - Measures taken by the board to address the pertinent issues (e.g., closed-end fund share market value discount to NAV)



      - Past shareholder activism, board activity and votes on related proposals



      -     Strategy of the incumbents versus the dissidents



      -     Independence of incumbent directors; director nominees



      -     Experience and skills of director nominees

      -     Governance profile of the company



      -     Evidence of management entrenchment



CONVERTING CLOSED-END FUND TO OPEN-END FUND:



CMA will vote conversion proposals on a CASE-BY-CASE basis, considering the following factors:



      -     Past performance as a closed-end fund



      -     Market in which the fund invests



      -     Measures taken by the board to address the discount



      - Past shareholder activism, board activity, and votes on related proposals.



INVESTMENT ADVISORY AGREEMENTS:



CMA will vote investment advisory agreements on a CASE-BY-CASE basis, considering the following factors:



      -     Proposed and current fee schedules



      -     Fund category/investment objective



      -     Performance benchmarks



      -     Share price performance as compared with peers



      -     Resulting fees relative to peers



      -     Assignments (where the adviser undergoes a change of control)



APPROVING NEW CLASSES OR SERIES OF SHARES:



CMA will vote FOR the establishment of new classes or series of shares.



PREFERRED STOCK PROPOSALS:



CMA will vote on a CASE-BY-CASE basis proposals for the authorization for or increase in the preferred shares, considering the following factors:



      -     Stated specific financing purpose



      -     Possible dilution for common shares



      -     Whether the shares can be used for antitakover purposes



POLICIES ADDRESSED BY THE INVESTMENT COMPANY ACT OF 1940 ("1940 ACT"):



CMA will vote proposals regarding adoption or changes of policies addressed by the 1940 Act on a CASE-BY-CASE basis, considering the following factors:



      -     Potential competitiveness



      -     Regulatory developments



      -     Current and potential returns



      -     Current and potential risk



CMA generally will vote FOR these amendments as long as the proposed changes do not fundamentally alter the investment focus of the fund and do comply with current SEC interpretations.



CHANGING A FUNDAMENTAL RESTRICTION TO A NON-FUNDAMENTAL RESTRICTION:



CMA will vote on a CASE-BY-CASE basis proposals to change a fundamental restriction to a non-fundamental restriction, considering the following factors:



      -     Fund's target investments



      -     Reasons given by the fund for the change



      -     Projected impact of the change on the portfolio



CHANGE FUNDAMENTAL INVESTMENT OBJECTIVE TO NON-FUNDAMENTAL:



CMA will vote AGAINST proposals to change a fund's investment objective from fundamental to non-fundamental unless management acknowledges meaningful limitations upon its future requested ability to change the objective

NAME CHANGE PROPOSALS:



CMA will vote on a CASE-BY-CASE basis proposals to change a fund's name, considering the following factors:



      -     Political/economic changes in the target market



      -     Consolidation in the target market



      -     Current asset composition



CHANGE IN FUND'S SUBCLASSIFICATION:



CMA will vote on a CASE-BY-CASE basis proposals to change a fund's subclassification, considering the following factors:



      -     Potential competitiveness



      -     Current and potential returns



      -     Risk of concentration



      -     Consolidation in target industry



DISPOSITION OF ASSETS/TERMINATION/LIQUIDATION:



CMA will vote on a CASE-BY-CASE basis these proposals, considering the following factors:



      -     Strategies employed to salvage the company



      -     Past performance of the fund



      -     Terms of the liquidation



CHANGES TO THE CHARTER DOCUMENT:



CMA will vote on a CASE-BY-CASE basis proposals to change the charter document, considering the following factors:



      -     The degree of change implied by the proposal



      -     The efficiencies that could result



      -     The state of incorporation; net effect on shareholder rights



      -     Regulatory standards and implications



CMA will vote FOR:



      - Proposals allowing the Board to impose, without shareholder approval, fees payable upon redemption of fund shares, provided imposition of such fees is likely to benefit long-term fund investors (e.g., by deterring market timing activity by other fund investors)



      - Proposals enabling the Board to amend, without shareholder approval, the fund's management agreement(s) with its investment adviser(s) or sub-advisers, provided the amendment is not required by applicable law (including the Investment Company Act of 1940) or interpretations thereunder to require such approval



CMA will vote AGAINST:



      -     Proposals enabling the Board to:



                  - Change, without shareholder approval the domicile of the fund



                  - Adopt, without shareholder approval, material amendments of the fund's declaration of trust or other organizational document



CHANGING THE DOMICILE OF A FUND:



CMA will vote on a CASE-BY-CASE basis proposals to reincorporate, considering the following factors:



      -     Regulations of both states



      -     Required fundamental policies of both states



      -     The increased flexibility available



Authorizing the Board to Hire and Terminate Sub-advisors Without Shareholder
Approval:



CMA will vote FOR proposals to enable the Board or Investment Adviser to hire and terminate sub-advisers, without shareholder approval, in accordance with applicable rules or exemptive orders under the Investment Company Act of 1940

DISTRIBUTION AGREEMENTS:



CMA will vote these proposals on a CASE-BY-CASE basis, considering the following factors:



      -     Fees charged to comparably sized funds with similar objectives



      -     The proposed distributor's reputation and past performance



      -     The competitiveness of the fund in the industry



      -     Terms of the agreement



MASTER-FEEDER STRUCTURE:



CMA will vote FOR the establishment of a master-feeder structure.



Mergers:



CMA will vote merger proposals on a CASE-BY-CASE basis, considering the following factors:



      -     Resulting fee structure



      -     Performance of both funds



      -     Continuity of management personnel



      - Changes in corporate governance and their impact on shareholder rights



SHAREHOLDER PROPOSALS TO ESTABLISH DIRECTOR OWNERSHIP REQUIREMENT:



CMA will generally vote AGAINST shareholder proposals that mandate a specific minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While CMA favors stockownership on the part of directors, the company should determine the appropriate ownership requirement.



SHAREHOLDER PROPOSALS TO REIMBURSE SHAREHOLDER FOR EXPENSES INCURRED:



CMA will vote on a CASE-BY-CASE basis proposals to reimburse proxy solicitation expenses.



SHAREHOLDER PROPOSALS TO TERMINATE THE INVESTMENT ADVISER:



CMA will vote on a CASE-BY-CASE basis proposals to terminate the investment adviser, considering the following factors:



      -     Performance of the fund's NAV



      -     The fund's history of shareholder relations



      -     The performance of other funds under the adviser's management

                                   APPENDIX B



Conflicts of Interest Disclosure and Certification Form



Conflict Review Questionnaire for Proxy Voting Working Group Members and Other Individuals Participating in the Proxy Voting Decision-Making Process.



Instructions: Please complete each of the questions. Please provide an explanation for any affirmative responses. Return the completed questionnaire to Columbia Management Conflicts of Interest Officer.


________________________________________________________________________________

____________________________________________________________________________


Issuer and Proxy Matter: ___________________________________________________


____________________________________________________________________________


      1. Do you or any member of your immediate family have an existing (or potential) business, financial, personal or other relationship with any management personnel of the issuer(1)?


            ________________________________________________________________

            ________________________________________________________________


      2. Do you or any member of your immediate family have an existing (or potential) business, financial, personal or other relationship with any person participating, supporting, opposing or otherwise connected with the particular proxy proposal (e.g., principals of the issuer; director nominees of issuer company; shareholder activists)?


            ________________________________________________________________

            ________________________________________________________________


      3. Have you discussed this particular proxy proposal with anyone outside of Columbia Management's investment group(2)?


            ________________________________________________________________

            ________________________________________________________________


      4. Are you aware of any other potential personal conflicts of interest not described above? Please detail below.


            ________________________________________________________________

            ________________________________________________________________


Name:   ____________________________________________________________________



Signed: ____________________________________________________________________



Date:   ____________________________________________________________________



----------
(1) Personal investing in the issuer by you or a member of your immediate family does not require an affirmative response to this item.



(2) Communications with issuer or solicitors in the regular course of business would not have to be disclosed on this form.

                                   APPENDIX C



CMA Proxy Vote Recommendation/Proxy Committee Request Form



Name of Investment Associate: ______________________________________________



Company Name: ______________________________________________________________



Overview of Proxy Vote and Meeting Date: ___________________________________


____________________________________________________________________________


Proxy Agenda Item(s)



Description of Item: _______________________________________________________



____________________________________________________________________________
(The above information will be pre-populated by the Proxy Department.)



Recommendation (FOR , AGAINST, ABSTAIN) including brief rationale: _________


____________________________________________________________________________

____________________________________________________________________________

____________________________________________________________________________

____________________________________________________________________________


____________________________________________________________________________
Please attach any supporting information other than analysis or reports provided by the Proxy Department.



______________________________________________
Signed



BY SIGNING, I AM CERTIFYING THAT I EITHER HAVE NO CONFLICTS OF INTEREST-RELATED INFORMATION TO REPORT OR HAVE SENT A COMPLETED "CONFLICTS OF INTEREST DISCLOSURE AND CERTIFICATION FORM" TO COMPLIANCE RISK MANAGEMENT (CONFLICTS OFFICER).



SEND COMPLETED FORMS TO:



GWIM Investment Operations - Proxy Department



            or



In the case of Proxy Votes to be referred to the Proxy Committee, submit this form and materials to the Chair of the Proxy Committee



Version as of March 19, 2008

FEDERATED EQUITY MANAGEMENT COMPANY OF PENNSYLVANIA

VOTING PROXIES ON FUND PORTFOLIO SECURITIES

The Board has delegated to the Adviser authority to vote proxies on the securities held in the Fund's portfolio. The Board has also approved the Adviser's policies and procedures for voting the proxies, which are described below.

PROXY VOTING POLICIES

The Adviser's general policy is to cast proxy votes in favor of proposals that the Adviser anticipates will enhance the long-term value of the securities being voted. Generally, this will mean voting for proposals that the Adviser believes will: improve the management of a company; increase the rights or preferences of the voted securities; and/or increase the chance that a premium offer would be made for the company or for the voted securities.

The following examples illustrate how these general policies may apply to proposals submitted by a company's board of directors. However, whether the Adviser supports or opposes a proposal will always depend on the specific circumstances described in the proxy statement and other available information.

On matters of corporate governance, generally the Adviser will vote for the full slate of directors nominated in an uncontested election; and for proposals to: require a company's audit committee to be comprised entirely of independent directors; require independent tabulation of proxies and/or confidential voting by shareholders; reorganize in another jurisdiction (unless it would reduce the rights or preferences of the securities being voted); ratify the board's selection of auditors (unless compensation for non-audit services exceeded 50% of the total compensation received from the company, or the previous auditor was dismissed because of a disagreement with the company); and repeal a shareholder rights plan (also known as a "poison pill"). The Adviser will generally vote against the adoption of such a plan (unless the plan is designed to facilitate, rather than prevent, unsolicited offers for the company).

On matters of capital structure, generally the Adviser will vote: against proposals to authorize or issue shares that are senior in priority or voting rights to the securities being voted, and for proposals to: reduce the amount of shares authorized for issuance, authorize a stock repurchase program; and grant preemptive rights to the securities being voted. The Adviser will generally vote against proposals to eliminate such preemptive rights.

On matters relating to management compensation, generally the Adviser will vote: for stock incentive plans that align the recipients' interests with the interests of shareholders without creating undue dilution, against proposals that would permit the amendment or replacement of outstanding stock incentives with new stock incentives having more favorable terms, and against executive compensation plans that do not disclose the maximum amounts of compensation that may be awarded or the criteria for determining awards.

On matters relating to corporate transactions, the Adviser will vote proxies relating to proposed mergers, capital reorganizations, and similar transactions in accordance with the general policy, based upon its analysis of the proposed transaction. The Adviser will vote proxies in contested elections of directors in accordance with the general policy, based upon its analysis of the opposing slates and their respective proposed business strategies. Some transactions may also involve proposed changes to the company's corporate governance, capital structure or management compensation. The Adviser will vote on such changes based on its evaluation of the proposed transaction or contested election. In these circumstances, the Adviser may vote in a manner contrary to the general practice for similar proposals made outside the context of such a proposed transaction or change in the board. For example, if the Adviser decides to vote against a proposed transaction, it may vote for anti-takeover measures reasonably designed to prevent the transaction, even though the Adviser typically votes against such measures in other contexts.

The Adviser generally votes against proposals submitted by shareholders without the favorable recommendation of a company's board. The Adviser believes that a company's board should manage its business and policies, and that shareholders who seek specific changes should strive to convince the board of their merits or seek direct representation on the board.

In addition, the Adviser will not vote if it determines that the consequences or costs outweigh the potential benefit of voting. For example, if a foreign market requires shareholders casting proxies to retain the voted shares until the meeting date (thereby rendering the shares "illiquid" for some period of time), the Adviser will not vote proxies for such shares.

PROXY VOTING PROCEDURES

The Adviser has established a Proxy Voting Committee (Proxy Committee), to exercise all voting discretion granted to the Adviser by the Board in accordance with the proxy voting policies. The Adviser has hired Institutional Shareholder Services ("ISS") to obtain, vote, and record proxies in accordance with the Proxy Committee's directions. The Proxy Committee has supplied ISS with general guidelines that represent decisions made by the Proxy Committee in order to vote common proxy proposals; however, the Proxy Committee retains the right to modify these guidelines at any time or to vote contrary to the guidelines at any time in order to cast proxy votes in a manner that the Proxy Committee believes is consistent with the Adviser's general policy. ISS may vote any proxy as directed in the guidelines without further direction from the Proxy Committee (and may make any determinations required to implement the guidelines. However, if the guidelines require case-by-case direction for a proposal, ISS shall provide the Proxy Committee with all information that it has obtained regarding the proposal and the Proxy Committee will provide specific direction to ISS.

CONFLICTS OF INTEREST

The Adviser has adopted procedures to address situations where a matter on which a proxy is sought may present a potential conflict between the interests of the Fund (and its shareholders) and those of the Adviser or Distributor. This may occur where a significant business relationship exists between the Adviser (or its affiliates) and a company involved with a proxy vote. A company that is a proponent, opponent, or the subject of a proxy vote, and which to the knowledge of the Proxy Committee has this type of significant business relationship, is referred to as an "Interested Company."

The Adviser has implemented the following procedures in order to avoid concerns that the conflicting interests of the Adviser have influenced proxy votes. Any employee of the Adviser who is contacted by an Interested Company regarding proxies to be voted by the Adviser must refer the Interested Company to a member of the Proxy Committee, and must inform the Interested Company that the Proxy Committee has exclusive authority to determine how the Adviser will vote. Any Proxy Committee member contacted by an Interested Company must report it to the full Proxy Committee and provide a written summary of the communication. Under no circumstances will the Proxy Committee or any member of the Proxy Committee make a commitment to an Interested Company regarding the voting of proxies or disclose to an Interested Company how the Proxy Committee has directed such proxies to be voted.

If the Proxy Voting Guidelines already provide specific direction on the proposal in question, the Proxy Committee shall not alter or amend such directions. If the Proxy Voting Guidelines require the Proxy Committee to provide further direction, the Proxy Committee shall do so in accordance with the proxy voting policies, without regard for the interests of the Adviser with respect to the Interested Company. If the Proxy Committee provides any direction as to the voting of proxies relating to a proposal affecting an Interested Company, it must disclose to the Fund's Board information regarding: the significant business relationship; any material communication with the Interested Company; the matter(s) voted on; and how, and why, the Adviser voted as it did.

If the Fund holds shares of another investment company for which the Adviser (or an affiliate) acts as an investment adviser, the Proxy Committee will vote the Fund's proxies in the same proportion as the votes cast by shareholders who are not clients of the Adviser at any shareholders' meeting called by such investment company, unless otherwise directed by the Board.


FOXHALL CAPITAL MANAGEMENT, INC.



POLICY



Foxhall Capital Management, Inc. ("Foxhall"), as a matter of policy and as a fiduciary to our clients, has responsibility for voting proxies for portfolio securities consistent with the best economic interests of the clients. Our firm maintains written policies and procedures as to the handling, research, voting and reporting of proxy voting and makes appropriate disclosures about our firm's proxy policies and practices. Our policy and practice includes the responsibility to monitor corporate actions, receive and vote client proxies and disclose any potential conflicts of interest as well as making information available to clients about the voting of proxies for their portfolio securities and maintaining relevant and required records.



BACKGROUND



Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised.



Investment advisers registered with the SEC, and which exercise voting authority with respect to client securities, are required by Rule 206(4)-6 of the Advisers Act to (a) adopt and implement written policies and procedures that are reasonably designed to ensure that client securities are voted in the best interests of clients, which must include how an adviser addresses material conflicts that may arise between an adviser's interests and those of its clients; (b) to disclose to clients how they may obtain information from the adviser with respect to the voting of proxies for their securities; (c) to describe to clients a summary of its proxy voting policies and procedures and, upon request, furnish a copy to its clients; and (d) maintain certain records relating to the adviser's proxy voting activities when the adviser does have proxy voting authority.



RESPONSIBILITY



The Chief Compliance Officer (CCO) has the responsibility for the implementation and monitoring of our proxy voting policy, practices, disclosures and record keeping, including outlining our voting guidelines in our procedures.



PROCEDURE



Foxhall has adopted procedures to implement the firm's policy and reviews to monitor and insure the firm's policy is observed, implemented properly and amended or updated, as appropriate, which include the following:

VOTING PROCEDURES



- Foxhall has no responsibility to vote or give any advice about the voting of securities in client portfolios unless the client has delegated proxy voting rights to Foxhall in writing using a broker-dealer proxy waiver form, an example of which is included at the end of this section. For any pension plan or employee benefit plan governed by ERISA, the right and responsibility to vote proxies has been expressly reserved to the plan trustees or other plan fiduciary.



- In the event that a client may request assistance about the voting of any proxies, Foxhall may provide assistance to a client, but the client always has the responsibility to make the voting decision and vote any proxies that the client is responsible for.



- All employees will forward any proxy materials received on behalf of clients to the client's portfolio manager or to the portfolio manager's designated representative;



- The portfolio manager or the portfolio manager's designated representative will determine which client accounts hold the security to which the proxy relates;



- Absent material conflicts, the portfolio manager or the portfolio manager's designated representative will determine how Foxhall should vote the proxy in accordance with applicable voting guidelines, complete the proxy and vote the proxy in a timely and appropriate manner. A copies of Foxhall's SEC-required Proxy Statement and the firm's Proxy Voting Policies and Procedures are included at the end of this section



DISCLOSURE



- Foxhall will provide conspicuously displayed information in its Disclosure Document summarizing this proxy voting policy and procedures, including a statement that clients may request information regarding how Foxhall voted a client's proxies, and that clients may request a copy of these policies and procedures.



- The CCO will also send a copy of this summary to all existing clients who have previously received Foxhall's Disclosure Document; or the CCO may send each client the amended Disclosure Document. Either mailing shall highlight the inclusion of information regarding proxy voting.



CLIENT REQUESTS FOR INFORMATION



- All client requests for information regarding proxy votes, or policies and procedures, received by any employee should be forwarded to the client's portfolio manager or to the portfolio manager's designated representative.



- In response to any request the client's portfolio manager or to the portfolio manager's designated representative will prepare a written response to the client with the information requested, and as applicable will include the name of the issuer, the proposal voted upon, and how Foxhall voted the client's proxy with respect to each proposal about which client inquired.



VOTING GUIDELINES



- In the absence of specific voting guidelines from the client, Foxhall will vote proxies in the best interests of each particular client. Foxhall's policy is to vote all proxies from a specific issuer the same way for each client absent qualifying restrictions from a client. Clients are permitted to place reasonable restrictions on Foxhall's voting authority in the same manner that they may place such restrictions on the actual selection of account securities.



- Foxhall will generally vote in favor of routine corporate housekeeping proposals such as the election of directors and selection of auditors absent conflicts of interest raised by an auditors non-audit services.



- Foxhall will generally vote against proposals that cause board members to become entrenched or cause unequal voting rights.



- In reviewing proposals, Foxhall will further consider the opinion of management and the effect on management, and the effect on shareholder value and the issuer's business practices.



CONFLICTS OF INTEREST



- Foxhall will identify any conflicts that exist between the interests of the adviser and the client by reviewing the relationship of Foxhall with the issuer of each security to determine if Foxhall or any of its employees has any financial, business or personal relationship with the issuer.



- If a material conflict of interest exists, the CCO will determine whether it is appropriate to disclose the conflict to the affected clients, to give the clients an opportunity to vote the proxies themselves, or to address the voting issue through other objective means such as voting in a manner consistent with a predetermined voting policy or receiving an independent third party voting recommendation.



- Foxhall will maintain a record of the voting resolution of any conflict of interest.

RECORDKEEPING



- The CCO shall retain the following proxy records in accordance with the SEC's five-year retention requirement.



- These policies and procedures and any amendments;



- Each proxy statement that Foxhall receives;



- A record of each vote that Foxhall casts;



- Any document Foxhall created that was material to making a decision how to vote proxies, or that memorializes that decision including period reports to the General Manager;



- A copy of each written request from a client for information on how Foxhall voted such client's proxies, and a copy of any written response.



HANLON INVESTMENT MANAGEMENT, INC.



ACCEPTANCE OF PROXY VOTING AUTHORITY



POLICY



It is the Firm's policy, where it has accepted responsibility to vote proxies on behalf of a particular client, to vote such proxies in the best interest of its clients and ensure that the vote is not the product of an actual or potential conflict of interest. For clients that are subject to ERISA, it is the Firm's policy to follow the provisions of any ERISA plan's governing documents in the voting of plan securities, unless it determines that to do so would breach its fiduciary duties under ERISA.



RESPONSIBILITY



Where the Firm has accepted responsibility to vote proxies on behalf of a particular client, the Chief Investment Officer is responsible for ensuring that proxies are voted in a manner consistent with the proxy voting guidelines adopted by the Firm (the "Proxy Voting Guidelines") and the Firm's policies and procedures.



PROCEDURES



The Firm may vote client proxies where a client requests and the Firm accepts such responsibility, or in the case of an employee benefit plan, as defined by ERISA, where such responsibility has been properly delegated to, and assumed by, the Firm. In such circumstances the Firm will only cast proxy votes in a manner consistent with the best interest of its clients or, to the extent applicable, their beneficiaries. Absent special circumstances, which are further discussed below, all proxies will be voted consistent with the guidelines attached to the Compliance Manual on Exhibit E ("Proxy Voting Guidelines") and the Firm's policies and procedures. The Firm shall, in its Form ADV, generally disclose to clients information about these policies and procedures and how clients may obtain information on how the Firm voted their proxies when applicable. At anytime, a client may contact the Firm to request information about how it voted proxies for their securities. It is generally the Firm's policy not to disclose its proxy voting records to unaffiliated third parties or special interest groups.



The Firm's Proxy Voting Committee will be responsible for monitoring corporate actions, making proxy voting decisions, and ensuring that proxies are submitted in a timely manner. The Proxy Voting Committee may delegate the responsibility to vote client proxies to one or more persons affiliated with the Firm (such person(s) together with the Proxy Voting Committee are here after collectively referred to as "Responsible Voting Parties") consistent with the Proxy Voting Guidelines. Specifically, when the Firm receives proxy proposals where the Proxy Voting Guidelines outline its general position as voting either "for" or "against," the proxy will be voted by one of the Responsible Voting Parties in accordance with the Firm's Proxy Voting Guidelines. When the Firm receives proxy proposals where the Proxy Voting Guidelines do not contemplate the issue or otherwise outline its general position as voting on a case-by-case basis, the proxy will be forwarded to the Proxy Voting Committee, which will review the proposal and either vote the proxy or instruct one of the Responsible Voting Parties on how to vote the proxy.



It is intended that the Proxy Voting Guidelines will be applied with a measure of flexibility. Accordingly, except as otherwise provided in these policies and procedures, the Responsible Voting Parties may vote a proxy contrary to the Proxy Voting Guidelines if, in the sole determination of the Proxy Voting Committee, it is determined that such action is in the best interest of the Firm's clients. In the exercise of such discretion, the Proxy Voting Committee may take into account a wide array of factors relating to the matter under consideration, the nature of the proposal, and the company involved. Similarly, poor past performance, uncertainties about management and future directions, and other factors may lead to a conclusion that particular proposals by an issuer present unacceptable investment risks and should not be supported. In addition, the proposals should be evaluated in context. For example, a particular proposal may be acceptable standing alone, but objectionable when part of an existing or proposed package, such as where the effect may be to entrench management. Special circumstances or instructions from clients may also justify casting different votes for different clients with respect to the same proxy vote.

The Responsible Voting Parties will document the rationale for all proxy voted contrary to the Proxy Voting Guidelines. Such information will be maintained as part of the Firm's recordkeeping process. In performing its responsibilities the Proxy Voting Committee may consider information from one or more sources including, but not limited to, management of the company presenting the proposal, shareholder groups, legal counsel, and independent proxy research services. In all cases, however, the ultimate decisions on how to vote proxies are made by the Proxy Voting Committee.



ERISA PLANS



Plans managed by the Firm governed by ERISA shall be administered consistent with the terms of the governing plan documents and applicable provisions of ERISA. In cases where the Firm has been delegated sole proxy voting discretion, these policies and procedures will be followed subject to the fiduciary responsibility standards of ERISA. These standards generally require fiduciaries to act prudently and to discharge their duties solely in the interest of participants and beneficiaries. The Department of Labor has indicated that voting decisions of ERISA fiduciaries must generally focus on the course that would most likely increase the value of the stock being voted.



The documents governing ERISA individual account plans may set forth various procedures for voting "employer securities" held by the plan. Where authority over the investment of plan assets is granted to plan participants, many individual account plans provide that proxies for employer securities will be voted in accordance with directions received from plan participants as to shares allocated to their plan accounts. In some cases, the governing plan documents may further provide that unallocated shares and/or allocated shares for which no participant directions are received will be voted in accordance with a proportional voting method in which such shares are voted proportionately in the same manner as are allocated shares for which directions from participants have been received.



CONFLICTS OF INTEREST



The Firm may occasionally be subject to conflicts of interest in the voting of proxies due to business or personal relationships it maintains with persons having an interest in the outcome of certain votes. For example, the Firm may provide services to accounts owned or controlled by companies whose management is soliciting proxies. The Firm, along with any affiliates and/or employees, may also occasionally have business or personal relationships with other proponents of proxy proposals, participants in proxy contests, corporate directors, or candidates for directorships.



If the Responsible Voting Parties become aware of any potential or actual conflict of interest relating to a particular proxy proposal, they will promptly report such conflict to the Committee. Conflicts of interest will be handled in various ways depending on their type and materiality of the conflict. The Firm will take the following steps to ensure that its proxy voting decisions are made in the best interest of its clients and are not the product of such conflict:



      - Where the Proxy Voting Guidelines outline the Firm's voting position, as either "for" or "against" such proxy proposal, voting will be accordance with the its Proxy Voting Guidelines.



      - Where the Proxy Voting Guidelines outline the Firm's voting position to be determined on a "case-by-case" basis for such proxy proposal, or such proposal is not contemplated in the Proxy Voting Guidelines, the none of the two following methods will be selected by the Committee depending upon the facts and circumstances of each situation and the requirements of applicable law:



                  - Voting the proxy in accordance with the voting recommendation of a non-affiliated third party vendor; or



                  - Provide the client with sufficient information regarding the proxy proposal and obtain the client's consent or direction before voting.



THIRD PARTY DELEGATION



The Firm may delegate to a non-affiliated third party vendor, the responsibility to review proxy proposals and make voting recommendations to the Firm. The Chief Investment Officer will ensure that any third party recommendations followed will be consistent with the Proxy Voting Guidelines. In all cases, however, the ultimate decisions on how to vote proxies are made by the Committee.



MUTUAL FUNDS



In the event that the Firm acts as investment adviser to a closed end and/or open end registered investment company and is responsible for voting their proxies, such proxies will be voted in accordance with any applicable investment restrictions of the fund and, to the extent applicable, any resolutions or other instructions approved by an authorized person of the fund.

SPECIAL CIRCUMSTANCES



The Firm may choose not to vote proxies in certain situations or for certain accounts, such as: (i) where a client has informed the Firm that they wish to retain the right to vote the proxy; (ii) where the Firm deems the cost of voting the proxy would exceed any anticipated benefit to the client; (iii) where a proxy is received for a client that has terminated the Firm's services; (iv) where a proxy is received for a security that the Firm no longer manages (i.e., the Firm had previously sold the entire position); and/or (v) where the exercise of voting rights could restrict the ability of an account's portfolio manager to freely trade the security in question (as is the case, for example, in certain foreign jurisdictions known as "blocking markets").



In addition, certain accounts over which the Firm has proxy voting discretion may participate in securities lending programs administered by the custodian or a third party. Because title to loaned securities passes to the borrower, the Firm will be unable to vote any security that is out on loan to a borrower on a proxy record date. If the Firm has investment discretion, however, the Firm shall reserve the right to instruct the lending agent to terminate a loan in situations where the matter to be voted upon is deemed to be material to the investment and the benefits of voting the security are deemed to outweigh the costs of terminating the loan.



BOOKS AND RECORDS



In its books and records, the Firm will maintain a copy of the following documents:



      - Proxy statement that the Firm receives regarding client's securities;



      -     Votes that the Firm casts on behalf of a client;



      - Any document the Firm created that was material to making a decision on how to vote proxies on behalf of a client or that memorialize the basis for such decision; and



      - Written client request for information on how the Firm voted proxies on behalf of the requesting client and a copy of the Firm's written response to any (written or verbal) client request for information on how the Firm voted proxies on behalf of the requesting client.



The Firm may rely upon the Commission's EDGAR system to maintain certain records referred to above.



EXHIBIT E:  PROXY VOTING GUIDELINES



GENERAL
POSITION                                                        ISSUE
--------                                                        -----
CAPITAL STRUCTURES

C Increase shares of authorized common stock
C Reverse stock splits
F Requiring shareholder approval of "blank check" preferred stock
C Authorization of preferred stock
F Reduction of par value of common stock
C Preemptive rights
C Debt restructurings
C Open market share repurchase plans
A Creation of tracking stock
A Opt in/out of state take over statute
C Mergers and acquisitions
C Corporate restructurings, spin offs or asset sales
C Liquidations
F Approval rights
F Corporate name change

OTHER ISSUES
F Ratification of auditors
F Requirement for audit or independence
F Confidential voting
F Equal access to proxy materials

GENERAL
POSITION                                                        ISSUE
--------                                                        -----
A Bundled proxy proposals
C Shareholder advisory committees
F Environment impact disclosure
F Disclosure of military, political, employment practices
C Blanket political, social, military principles
C Mutual fund proxies



                                     LEGEND
      F - For       A - Against     C - Case-by-Case    T - Take no action


ING CLARION REAL ESTATE SECURITIES

PROXY VOTING POLICIES AND PROCEDURES

                                AS OF MAY 1, 2007

Proxy voting is an important right of shareholders, and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised. When ING Clarion Real Estate Securities ("Clarion") has discretion to vote the proxies of its clients, it will vote those proxies in the best interest of its clients and in accordance with these policies and procedures.

It will be the responsibility of the Compliance Officer to keep a record of each proxy received, forward the proxy to the appropriate analyst, and determine which accounts managed by Clarion hold the security to which the proxy relates. Additionally, the Compliance Officer will provide Clarion's proxy voting agent, Institutional Shareholder Services ("ISS"), with a list of accounts that hold the security, together with the number of votes each account controls, and will coordinate with ISS and the analyst to ensure the vote decision is processed in a timely fashion. The Compliance Officer will monitor ISS to assure that all proxies are being properly voted and appropriate records are being retained. ISS retains a copy of each proxy statement that ISS receives on Clarion's behalf, and these statements will be available to Clarion upon request. Additionally, Clarion will rely on ISS to retain a copy of the votes cast, also available to Clarion upon request.

In the absence of specific voting guidelines from the client, Clarion will vote proxies in the best interests of each particular client, which may result in different voting results for proxies for the same issuer. The Compliance Officer will identify any conflicts that exist between the interests of Clarion and its clients. This examination will include a review of the relationship of Clarion and its affiliates with the issuer of each security (and any of the issuer's affiliates) to determine if the issuer is a client of Clarion, or an affiliate of Clarion, or has some other relationship with Clarion or a client of Clarion. If a material conflict exists, Clarion will determine whether voting in accordance with the voting guidelines and factors described above is in the best interests of the client. Clarion will also determine whether it is appropriate to disclose the conflict to the affected clients and, except in the case of clients that are subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), will give the clients the opportunity to vote their proxies themselves. In the case of ERISA clients, if the Investment Management Agreement reserves to the ERISA client the authority to vote proxies when Clarion determines it has a material conflict that affects its best judgment as an ERISA fiduciary, Clarion will give the ERISA client the opportunity to vote the proxies themselves.

The Compliance Officer will maintain files relating to Clarion's proxy voting procedures in an easily accessible place. Records will be maintained and preserved for five years from the end of the fiscal year during which the last entry was made on a record, with records for the first two years kept in the offices of Clarion. These files will include (1) copies of the proxy voting policies and procedures and any amendments thereto, (2) a copy of any document Clarion created that was material to making a decision how to vote proxies or that memorializes that decision, and (3) a copy of each written client request for information on how Clarion voted such client's proxies and a copy of any written response to any (written or oral) client request for information on how Clarion voted its proxies.

Clients may contact the Chief Compliance Officer, William Zitelli, via e-mail at william.zitelli@ingclarion.com, or telephone (610) 995-8935, to obtain a copy of these policies and procedures or to request information on such client's proxies. A written response will list, with respect to each voted proxy that the client has inquired about, (1) the name of the issuer, (2) the proposal voted upon, and (3) how Clarion voted the client's proxy.

JENNISON ASSOCIATES, LLC

                           PROXY VOTING POLICY SUMMARY

Jennison Associates LLC ("Jennison") actively manages publicly traded equity securities and fixed income securities. It is the policy of Jennison that where proxy voting authority has been delegated to and accepted by Jennison, all proxies shall be voted by investment professionals in the best interest of the client without regard to the interests of Jennison or other related parties. Secondary consideration may be given to the public and social value of each issue. For purposes of Jennison's proxy voting policy, the "best interests of clients" shall mean, unless otherwise specified by the client, the clients' best economic interests over the long term - that is, the common interest that all clients share in seeing the value of a common investment increase over time. It is further the policy of Jennison that complete and accurate disclosure concerning its proxy voting policies and procedures and proxy voting records, as required by the Advisers Act, be made available to clients.

In voting proxies for international holdings, we will generally apply the same principles as those for U.S. holdings. However, in some countries, voting proxies result in additional restrictions that have an economic impact or cost to the security, such as "share blocking", where Jennison would be restricted from selling the shares of the security for a period of time if Jennison exercised its ability to vote the proxy. As such, we consider whether the vote, either itself or together with the votes of other shareholders, is expected to have an effect on the value of the investment that will outweigh the cost of voting. Our policy is to not vote these types of proxies when the costs outweigh the benefit of voting, as in share blocking.

Any proxy vote that may represent a potential material conflict of interest is reviewed by Jennison's Compliance Department.

J. P. MORGAN INVESTMENT MANAGEMENT INC.

The investment adviser entities that comprise JPMorgan Asset Management ("JPMAM"), including J.P. Morgan Investment Management Inc. ("JPMIM"), may be granted by their clients the authority to vote the proxies of the securities held in client portfolios. To ensure that the proxies are voted in the best interests of its clients, JPMAM has adopted detailed proxy voting procedures ("Procedures") that incorporate detailed proxy guidelines ("Guidelines") for voting proxies on specific types of issues.

To oversee and monitor the proxy-voting process, JPMIM has established a proxy committee and appointed a proxy administrator in each global location where proxies are voted. Each proxy committee will meet periodically to review general proxy-voting matters, review and approve the Guidelines annually, and provide advice and recommendations on general proxy-voting matters as well as on specific voting issues implemented by the relevant JPMAM entity.

JPMAM currently has separate guidelines for each of the following regions: (1) North America, (2) Europe, Middle East, Africa, Central America and South America, (3) Asia (ex-Japan) and (4) Japan. As a general rule, in voting proxies of a particular security, each JPMAM Entity will apply the guidelines of the region in which the issuer of such security is organized.


The procedures permit an independent voting service, currently Risk Metrics in the United States, to perform certain services otherwise carried out or coordinated by the proxy administrator. In addressing any material conflict, JPMIM may take one or more of the following measures (or other appropriate action): removing or "walling off" from the proxy voting process certain JPMIM personnel with knowledge of the conflict, voting in accordance with any applicable Guideline if the application of the Guideline would objectively result in the casting of a proxy vote in a predetermined manner, or deferring the vote to Risk Metrics, which will vote in accordance with its own recommendation.



Although for many matters the Guidelines specify the votes to be cast, for many others, the Guidelines contemplate case-by-case determinations. In addition, there will undoubtedly be proxy matters that are not contemplated by the Guidelines. For both of these categories of matters and to override the Guidelines, the Procedures require a certification and review process to be completed before the vote is cast. That process is designed to identify actual or potential material conflicts of interest and ensure that the proxy vote is cast in the best interests of the fund. When a potential material conflict of interest has been identified, the proxy administrator and a subgroup of proxy committee members (composed of a member from the Investment Department and one or more members from the Legal, Compliance or Risk Management Departments) will evaluate the potential conflict of interest and determine whether such conflict actually exists, and if so, delegates to Risk Metrics for vote recommendations.

MARSICO CAPITAL MANAGEMENT, LLC

                       PROXY VOTING POLICY AND PROCEDURES

            STATEMENT OF POLICY

1. It is the policy of Marsico Capital Management, LLC ("MCM") to seek to vote or otherwise process, such as by a decision to abstain from voting or to take no action on, proxies over which it has voting authority in the best interests of MCM's clients, as summarized here.

- MCM's security analysts generally review proxy proposals as part of their monitoring of portfolio companies. Under MCM's investment discipline, one of the qualities that MCM generally seeks in companies selected for client portfolios is good management teams that generally seek to serve shareholder interests. Because MCM believes that the management teams of most companies it invests in generally seek to serve shareholder interests, MCM believes that voting proxy proposals in clients' best economic interests usually means voting with the recommendations of these management teams (including their boards of directors).


- In certain circumstances, MCM's vote-by-vote analysis of proxy proposals could lead it to conclude that particular management or board recommendations may not appear as closely aligned with shareholder interests as MCM may deem desirable, or could be disregarded in the best interests of shareholders. In those and other circumstances, MCM may, in its sole discretion, vote against a management or board recommendation (or abstain or take no action) based on its analysis if such a vote appears consistent with the best interests of clients.



- MCM may process certain proxies without voting them, such as by making a decision to abstain from voting or take no action on such proxies (or on certain proposals within such proxies). Examples include, without limitation, proxies issued by companies that MCM has decided to sell, proxies issued for securities that MCM did not select for a client portfolio (such as, without limitation, securities that were selected by a previous adviser, unsupervised securities held in a client's account, money market securities, or other securities selected by clients or their representatives other than MCM), or proxies issued by foreign companies that impose burdensome or unreasonable voting, power of attorney, or holding requirements. MCM also may abstain from voting, or take no action on, proxies in other circumstances, such as when voting may not be in the best interests of clients, as an alternative to voting with (or against) management, or when voting may be unduly burdensome or expensive, or if MCM may have a material conflict of interest in voting certain proxies and alternative voting procedures are not desirable.



- In circumstances when there may be an apparent material conflict of interest between MCM's interests and clients' interests in how proxies are voted (such as when MCM knows that a proxy issuer is also an MCM client), MCM generally will resolve any appearance concerns by causing those proxies to be "echo voted" or "mirror voted" in the same proportion as other votes, by voting the proxies as recommended by an independent service provider, or by abstaining or taking no action. In other cases, MCM might use other procedures to resolve an apparent material conflict.



- MCM may use an independent service provider to assist in voting proxies, keep voting records, and disclose voting information to clients. MCM's Proxy Voting policy and reports describing the voting of a client's proxies are available to the client on request.



- MCM seeks to ensure that, to the extent reasonably feasible, proxies for which MCM receives ballots in good order and receives timely notice will be voted or otherwise processed (such as through a decision to abstain or take no action) as intended under MCM's Proxy Voting policy and procedures. MCM may be unable to vote or otherwise process proxy ballots that are not received or processed in a timely manner due to functional limitations of the proxy voting system, custodial limitations, or other factors beyond MCM's control. Such ballots may include, without limitation, ballots for securities out on loan under securities lending programs initiated by the client or its custodian, ballots not timely forwarded by a custodian, or ballots for which MCM does not timely receive essential information such as the proxy proposal itself or modifications to the required voting date. Other ballots may be voted but not counted, or may be counted in an unexpected way, because of factors such as foreign voting requirements or other limitations.



MFS INVESTMENT MANAGEMENT


                      PROXY VOTING POLICIES AND PROCEDURES


JANUARY 1, 2009


            Massachusetts Financial Services Company, MFS Institutional Advisors, Inc., MFS International (UK) Limited, MFS Heritage Trust Company, and MFS' other investment adviser subsidiaries (except Four Pillars Capital, Inc.) (collectively, "MFS") have adopted proxy voting policies and procedures, as set forth below ("MFS Proxy Voting Policies and Procedures"), with respect to securities owned by the clients for which MFS serves as investment adviser and has the power to vote proxies, including the registered investment companies sponsored by MFS (the "MFS Funds"). References to "clients" in these policies and procedures include the MFS Funds and other clients of MFS, such as funds organized offshore, sub-advised funds and separate account clients, to the extent these clients have delegated to MFS the responsibility to vote proxies on their behalf under the MFS Proxy Voting Policies and Procedures.



The MFS Proxy Voting Policies and Procedures include:



            A.    Voting Guidelines;



            B.    Administrative Procedures;



            C.    Monitoring System;



            D.    Records Retention; and



            E.    Reports.


A. VOTING GUIDELINES

1. GENERAL POLICY; POTENTIAL CONFLICTS OF INTEREST


            MFS' policy is that proxy voting decisions are made in what MFS believes to be the best long-term economic interests of MFS' clients, and not in the interests of any other party or in MFS' corporate interests, including interests such as the distribution of MFS Fund shares, and institutional relationships.



            In developing these proxy voting guidelines, MFS periodically reviews corporate governance issues and proxy voting matters that are presented for shareholder vote by either management or shareholders of public companies. Based on the overall principle that all votes cast by MFS on behalf of its clients must be in what MFS believes to be the best long-term economic interests of such clients, MFS has adopted proxy voting guidelines, set forth below, that govern how MFS generally will vote on specific matters presented for shareholder vote. In all cases, MFS will exercise its discretion in voting on these matters in accordance with this overall principle. In other words, the underlying guidelines are simply that - guidelines. Proxy items of significance are often considered on a case-by-case basis, in light of all relevant facts and circumstances, and in certain cases MFS may vote proxies in a manner different from what otherwise would be dictated by these guidelines.


            As a general matter, MFS maintains a consistent voting position on similar proxy proposals with respect to various issuers. In addition, MFS generally votes consistently on the same matter when securities of an issuer are held by multiple client accounts. However, MFS recognizes that there are gradations in certain types of proposals that might result in different voting positions being taken with respect to different proxy statements. There also may be situations involving matters presented for shareholder vote that are not governed by the guidelines or situations where MFS has received explicit voting instructions from a client for its own account. Some items that otherwise would be acceptable will be voted against the proponent when it is seeking extremely broad flexibility without offering a valid explanation. MFS reserves the right to override the guidelines with respect to a particular shareholder vote when such an override is, in MFS' best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests of MFS' clients.


            From time to time, MFS may receive comments on the MFS Proxy Voting Policies and Procedures from its clients. These comments are carefully considered by MFS when it reviews these guidelines each year and revises them as appropriate.


            These policies and procedures are intended to address any potential material conflicts of interest on the part of MFS or its subsidiaries that are likely to arise in connection with the voting of proxies on behalf of MFS' clients. If such potential material conflicts of interest do arise, MFS will analyze, document and report on such potential material conflicts of interest (see Sections B.2 and E below), and shall ultimately vote the relevant proxies in what MFS believes to be the best long-term economic interests of its clients. The MFS Proxy Voting Committee is responsible for monitoring and reporting with respect to such potential material conflicts of interest.


2. MFS' POLICY ON SPECIFIC ISSUES



            ELECTION OF DIRECTORS



            MFS believes that good governance should be based on a board with at least a simple majority of directors who are "independent" of management, and whose key committees (e.g., compensation, nominating, and audit committees) are comprised entirely of "independent" directors. While MFS generally supports the board's nominees in uncontested elections, we will not support a nominee to a board of a U.S. issuer if, as a result of such nominee being elected to the board, the board would be comprised of a majority of members who are not "independent" or, alternatively, the compensation, nominating (including instances in which the full board serves as the nominating committee) or audit committees would include members who are not "independent."

            MFS will also not support a nominee to a board if we can determine that he or she failed to attend at least 75% of the board and/or relevant committee meetings in the previous year without a valid reason stated in the proxy materials. In addition, MFS will not support all nominees standing for re-election to a board if we can determine: (1) since the last annual meeting of shareholders and without shareholder approval, the board or its compensation committee has re-priced underwater stock options; or (2) since the last annual meeting, the board has either implemented a poison pill without shareholder approval or has not taken responsive action to a majority shareholder approved resolution recommending that the "poison pill" be rescinded. Responsive action would include the rescission of the "poison pill"(without a broad reservation to reinstate the "poison pill" in the event of a hostile tender offer), or assurance in the proxy materials that the terms of the "poison pill" would be put to a binding shareholder vote within the next five to seven years.



            MFS will also not support a nominee (other than a nominee who serves as the issuer's Chief Executive Officer) standing for re-election if such nominee participated (as a director or committee member) in the approval of senior executive compensation that MFS deems to be "excessive" due to pay for performance issues and/or poor pay practices. In the event that MFS determines that an issuer has adopted "excessive" executive compensation, MFS may also not support the re-election of the issuer's Chief Executive Officer as director regardless of whether the Chief Executive Officer participated in the approval of the package. MFS will determine whether senior executive compensation is excessive on a case by case basis. Examples of poor pay practices include, but are not limited to, egregious employment contract terms or pension payouts, backdated stock options, overly generous hiring bonuses for chief executive officers, or excessive perks.



            MFS evaluates a contested or contentious election of directors on a case-by-case basis considering the long-term financial performance of the company relative to its industry, management's track record, the qualifications of the nominees for both slates, if applicable, and an evaluation of what each side is offering shareholders.



            MAJORITY VOTING AND DIRECTOR ELECTIONS



            MFS votes for reasonably crafted proposals calling for directors to be elected with an affirmative majority of votes cast and/or the elimination of the plurality standard for electing directors (including binding resolutions requesting that the board amend the company's bylaws), provided the proposal includes a carve-out for a plurality voting standard when there are more director nominees than board seats (e.g., contested elections) ("Majority Vote Proposals"). MFS considers voting against Majority Vote Proposals if the company has adopted, or has proposed to adopt in the proxy statement, formal corporate governance principles that present a meaningful alternative to the majority voting standard and provide an adequate response to both new nominees as well as incumbent nominees who fail to receive a majority of votes cast. MFS believes that a company's election policy should address the specific circumstances at that company. In determining whether the issuer has a meaningful alternative to the majority voting standard, MFS considers whether a company's election policy articulates the following elements to address each director nominee who fails to receive an affirmative majority of votes cast in an election:



            - Establish guidelines for the process by which the company determines the status of nominees who fail to receive an affirmative majority of votes cast and disclose the guidelines in the annual proxy statement;



            - Guidelines should include a reasonable timetable for resolution of the nominee's status and a requirement that the resolution be disclosed together with the reasons for the resolution;



            - Vest management of the process in the company's independent directors, other than the nominee in question; and



            - Outline the range of remedies that the independent directors may consider concerning the nominee.



            CLASSIFIED BOARDS



            MFS opposes proposals to classify a board (e.g. a board in which only one-third of board members is elected each year). MFS supports proposals to declassify a board.



            NON-SALARY COMPENSATION PROGRAMS



            MFS votes against stock option programs for officers, employees or non-employee directors that do not require an investment by the optionee, that give "free rides" on the stock price, or that permit grants of stock options with an exercise price below fair market value on the date the options are granted.



            MFS also opposes stock option programs that allow the board or the compensation committee, without shareholder approval, to reprice underwater options or to automatically replenish shares (i.e. evergreen plans). MFS will consider on a case-by-case basis proposals to exchange existing options for newly issued options (taking into account such factors as whether there is a reasonable value-for-value exchange).



            MFS opposes stock option programs and restricted stock plans that provide unduly generous compensation for officers, directors or employees, or could result in excessive dilution to other shareholders. As a general guideline, MFS votes against restricted stock plans, stock option, non-employee director, omnibus stock plans and any other stock plan if all such plans for a particular company involve potential dilution, in the aggregate, of more than 15%. However, MFS will also vote against stock plans that involve potential dilution, in aggregate, of more than 10% at U.S. issuers that are listed in the Standard and Poor's 100 index as of December 31 of the previous year.



            EXPENSING OF STOCK OPTIONS



            MFS supports shareholder proposals to expense stock options because we believe that the expensing of options presents a more accurate picture of the company's financial results to investors. We also believe that companies are likely to be more disciplined when granting options if the value of stock options were treated as an expense item on the company's income statements. EXECUTIVE COMPENSATION



            MFS believes that competitive compensation packages are necessary to attract, motivate and retain executives. Therefore, MFS opposes shareholder proposals that seek to set restrictions on executive compensation. We believe that the election of an issuer's compensation committee members is the appropriate mechanism to express our view on a company's compensation practices, as outlined above. MFS also opposes shareholder requests for disclosure on executive compensation beyond regulatory requirements because we believe that current regulatory requirements for disclosure of executive compensation are appropriate and that additional disclosure is often unwarranted and costly. Although we support linking executive stock option grants to a company's performance, MFS opposes shareholder proposals that mandate a link of performance-based options to a specific industry or peer group stock index. MFS believes that compensation committees should retain the flexibility to propose the appropriate index or other criteria by which performance-based options should be measured.



            MFS will generally support management proposals on its executive compensation practices during the issuer's prior fiscal year. However, if MFS identifies excessive executive compensation practices during the issuer's prior fiscal year, then MFS will vote against such proposals.



            MFS generally votes with management on shareholder proposals to include an annual advisory shareholder vote on the company's executive compensation practices in the issuer's proxy statement ("Say on Pay"). However, if MFS identifies excessive executive compensation practices at the issuer during the prior fiscal year, then MFS will support such Say on Pay shareholder proposals at those issuers. MFS also supports reasonably crafted shareholder proposals that (i) require the issuer to adopt a policy to recover the portion of performance-based bonuses and awards paid to senior executives that were not earned based upon a significant negative restatement of earnings unless the company already has adopted a clearly satisfactory policy on the matter, or (ii) expressly prohibit any future backdating of stock options.



            EMPLOYEE STOCK PURCHASE PLANS



            MFS supports the use of a broad-based employee stock purchase plans to increase company stock ownership by employees, provided that shares purchased under the plan are acquired for no less than 85% of their market value and do not result in excessive dilution.



            "GOLDEN PARACHUTES"



            From time to time, shareholders of companies have submitted proxy proposals that would require shareholder approval of severance packages for executive officers that exceed certain predetermined thresholds. MFS votes in favor of such shareholder proposals when they would require shareholder approval of any severance package for an executive officer that exceeds a certain multiple of such officer's annual compensation that is not determined in MFS' judgment to be excessive.



            ANTI-TAKEOVER MEASURES



            In general, MFS votes against any measure that inhibits capital appreciation in a stock, including proposals that protect management from action by shareholders. These types of proposals take many forms, ranging from "poison pills" and "shark repellents" to super-majority requirements.



            MFS generally votes for proposals to rescind existing "poison pills" and proposals that would require shareholder approval to adopt prospective "poison pills," unless the company already has adopted a clearly satisfactory policy on the matter. MFS may consider the adoption of a prospective "poison pill" or the continuation of an existing "poison pill" if we can determine that the following two conditions are met: (1) the "poison pill" allows MFS clients to hold an aggregate position of up to 15% of a company's total voting securities (and of any class of voting securities); and (2) either (a) the "poison pill" has a term of not longer than five years, provided that MFS will consider voting in favor of the "poison pill" if the term does not exceed seven years and the "poison pill" is linked to a business strategy or purpose that MFS believes is likely to result in greater value for shareholders; or (b) the terms of the "poison pill" allow MFS clients the opportunity to accept a fairly structured and attractively priced tender offer (e.g. a "chewable poison pill" that automatically dissolves in the event of an all cash, all shares tender offer at a premium price). MFS will also consider on a case-by-case basis proposals designed to prevent tenders which are disadvantageous to shareholders such as tenders at below market prices and tenders for substantially less than all shares of an issuer.

            REINCORPORATION AND REORGANIZATION PROPOSALS



            When presented with a proposal to reincorporate a company under the laws of a different state, or to effect some other type of corporate reorganization, MFS considers the underlying purpose and ultimate effect of such a proposal in determining whether or not to support such a measure. MFS generally votes with management in regards to these types of proposals, however, if MFS believes the proposal is in the best long-term economic interests of its clients, then MFS may vote against management (e.g. the intent or effect would be to create additional inappropriate impediments to possible acquisitions or takeovers).



            ISSUANCE OF STOCK



            There are many legitimate reasons for the issuance of stock. Nevertheless, as noted above under "Non-Salary Compensation Programs," when a stock option plan (either individually or when aggregated with other plans of the same company) would substantially dilute the existing equity (e.g. by approximately 10-15% as described above), MFS generally votes against the plan. In addition, MFS votes against proposals where management is asking for authorization to issue common or preferred stock with no reason stated (a "blank check") because the unexplained authorization could work as a potential anti-takeover device. MFS may also vote against the authorization or issuance of common or preferred stock if MFS determines that the requested authorization is excessive and not warranted.



            REPURCHASE PROGRAMS



            MFS supports proposals to institute share repurchase plans in which all shareholders have the opportunity to participate on an equal basis. Such plans may include a company acquiring its own shares on the open market, or a company making a tender offer to its own shareholders.



            CONFIDENTIAL VOTING



            MFS votes in favor of proposals to ensure that shareholder voting results are kept confidential. For example, MFS supports proposals that would prevent management from having access to shareholder voting information that is compiled by an independent proxy tabulation firm.



            CUMULATIVE VOTING



            MFS opposes proposals that seek to introduce cumulative voting and for proposals that seek to eliminate cumulative voting. In either case, MFS will consider whether cumulative voting is likely to enhance the interests of MFS' clients as minority shareholders. In our view, shareholders should provide names of qualified candidates to a company's nominating committee, which, in our view, should be comprised solely of "independent" directors.



            WRITTEN CONSENT AND SPECIAL MEETINGS



            Because the shareholder right to act by written consent (without calling a formal meeting of shareholders) can be a powerful tool for shareholders, MFS generally opposes proposals that would prevent shareholders from taking action without a formal meeting or would take away a shareholder's right to call a special meeting of company shareholders pursuant to relevant state law.



            INDEPENDENT AUDITORS



            MFS believes that the appointment of auditors for U.S. issuers is best left to the board of directors of the company and therefore supports the ratification of the board's selection of an auditor for the company. Some shareholder groups have submitted proposals to limit the non-audit activities of a company's audit firm or prohibit any non-audit services by a company's auditors to that company. MFS opposes proposals recommending the prohibition or limitation of the performance of non-audit services by an auditor, and proposals recommending the removal of a company's auditor due to the performance of non-audit work for the company by its auditor. MFS believes that the board, or its audit committee, should have the discretion to hire the company's auditor for specific pieces of non-audit work in the limited situations permitted under current law.



            OTHER ENVIRONMENTAL, SOCIAL AND GOVERNANCE ISSUES



            There are many groups advocating social change or changes to corporate governance or corporate responsibility standards, and many have chosen the publicly-held corporation as a vehicle for advancing their agenda. Generally, MFS votes with management on such proposals unless MFS can clearly determine that the benefit to shareholders will outweigh any costs or disruptions to the business if the proposal were adopted. Common among the shareholder proposals that MFS generally votes with management are proposals requiring the company to use corporate resources to further a particular social objective outside the business of the company, to refrain from investing or conducting business in certain countries, to adhere to some list of goals or principles (e.g., environmental standards), to permit shareholders access to the company's proxy statement in connection with the election of directors, to disclose political contributions made by the issuer, to separate the Chairman and Chief Executive Officer positions, or to promulgate special reports on various activities or proposals for which no discernible shareholder economic advantage is evident.

            The laws of various states or countries may regulate how the interests of certain clients subject to those laws (e.g. state pension plans) are voted with respect to social issues. Thus, it may be necessary to cast ballots differently for certain clients than MFS might normally do for other clients.



            FOREIGN ISSUERS



            Many of the items on foreign proxies involve repetitive, non-controversial matters that are mandated by local law. Accordingly, the items that are generally deemed routine and which do not require the exercise of judgment under these guidelines (and therefore voted with management) for foreign issuers include, but are not limited to, the following: (i) receiving financial statements or other reports from the board; (ii) approval of declarations of dividends; (iii) appointment of shareholders to sign board meeting minutes; (iv) discharge of management and supervisory boards; and (v) approval of share repurchase programs.



            MFS generally supports the election of a director nominee standing for re-election in uncontested elections unless it can be determined that (1) he or she failed to attend at least 75% of the board and/or relevant committee meetings in the previous year without a valid reason given in the proxy materials; (2) since the last annual meeting of shareholders and without shareholder approval, the board or its compensation committee has re-priced underwater stock options; or (3) since the last annual meeting, the board has either implemented a poison pill without shareholder approval or has not taken responsive action to a majority shareholder approved resolution recommending that the "poison pill" be rescinded. MFS will also not support a director nominee standing for re-election of an issuer that has adopted an excessive compensation package for its senior executives as described above in the section entitled "Voting Guidelines-MFS' Policy on Specific Issues-Election of Directors."



            MFS generally supports the election of auditors, but may determine to vote against the election of a statutory auditor in certain markets if MFS reasonably believes that the statutory auditor is not truly independent. MFS will evaluate all other items on proxies for foreign companies in the context of the guidelines described above, but will generally vote against an item if there is not sufficient information disclosed in order to make an informed voting decision.



            In accordance with local law or business practices, many foreign companies prevent the sales of shares that have been voted for a certain period beginning prior to the shareholder meeting and ending on the day following the meeting ("share blocking"). Depending on the country in which a company is domiciled, the blocking period may begin a stated number of days prior or subsequent to the meeting (e.g. one, three or five days) or on a date established by the company. While practices vary, in many countries the block period can be continued for a longer period if the shareholder meeting is adjourned and postponed to a later date. Similarly, practices vary widely as to the ability of a shareholder to have the "block" restriction lifted early (e.g. in some countries shares generally can be "unblocked" up to two days prior to the meeting whereas in other countries the removal of the block appears to be discretionary with the issuer's transfer agent). Due to these restrictions, MFS must balance the benefits to its clients of voting proxies against the potentially serious portfolio management consequences of a reduced flexibility to sell the underlying shares at the most advantageous time. For companies in countries with share blocking periods, the disadvantage of being unable to sell the stock regardless of changing conditions generally outweighs the advantages of voting at the shareholder meeting for routine items. Accordingly, MFS will not vote those proxies in the absence of an unusual, significant vote that outweighs the disadvantage of being unable to sell the stock.



            In limited circumstances, other market specific impediments to voting shares may limit our ability to cast votes, including, but not limited to, late delivery of proxy materials, power of attorney and share re-registration requirements, or any other unusual voting requirements. In these limited instances, MFS votes securities on a best efforts basis in the context of the guidelines described above.


B. ADMINISTRATIVE PROCEDURES


1. MFS PROXY VOTING COMMITTEE


            The administration of these MFS Proxy Voting Policies and Procedures is overseen by the MFS Proxy Voting Committee, which includes senior personnel from the MFS Legal and Global Investment Support Departments. The Proxy Voting Committee does not include individuals whose primary duties relate to client relationship management, marketing, or sales. The MFS Proxy Voting Committee:

            a. Reviews these MFS Proxy Voting Policies and Procedures at least annually and recommends any amendments considered to be necessary or advisable;

            b. Determines whether any potential material conflict of interest exist with respect to instances in which MFS (i) seeks to override these MFS Proxy Voting Policies and Procedures; (ii) votes on ballot items not governed by these MFS Proxy Voting Policies and Procedures; (iii) evaluates an excessive executive compensation issue in relation to the election of directors; or (iv) requests a vote recommendation from an MFS portfolio manager or investment analyst (e.g. mergers and acquisitions); and

            c. Considers special proxy issues as they may arise from time to time.

2. POTENTIAL CONFLICTS OF INTEREST



            The MFS Proxy Voting Committee is responsible for monitoring potential material conflicts of interest on the part of MFS or its subsidiaries that could arise in connection with the voting of proxies on behalf of MFS' clients. Due to the client focus of our investment management business, we believe that the potential for actual material conflict of interest issues is small. Nonetheless, we have developed precautions to assure that all proxy votes are cast in the best long-term economic interest of shareholders. Other MFS internal policies require all MFS employees to avoid actual and potential conflicts of interests between personal activities and MFS' client activities. If an employee identifies an actual or potential conflict of interest with respect to any voting decision, then that employee must recuse himself/herself from participating in the voting process. Additionally, with respect to decisions concerning all Non Standard Votes, as defined below, MFS will review the securities holdings reported by the individuals that participate in such decision to determine whether such person has a direct economic interest in the decision, in which case such person shall not further participate in making the decision. Any significant attempt by an employee of MFS or its subsidiaries to influence MFS' voting on a particular proxy matter should also be reported to the MFS Proxy Voting Committee.



            a. In cases where proxies are voted in accordance with these MFS Proxy Voting Policies and Procedures, no material conflict of interest will be deemed to exist. In cases where (i) MFS is considering overriding these MFS Proxy Voting Policies and Procedures, (ii) matters presented for vote are not clearly governed by these MFS Proxy Voting Policies and Procedures,
                  (iii) MFS evaluates an excessive executive compensation issue in relation to the election of directors, or (iv) a vote recommendation is requested from an MFS portfolio manager or investment analyst (e.g. mergers and acquisitions) (collectively, "Non Standard Votes"); the MFS Proxy Voting Committee will follow these procedures:



            b. Compare the name of the issuer of such proxy against a list of significant current (i) distributors of MFS Fund shares, and
                  (ii) MFS institutional clients (the "MFS Significant Client List");



            c. If the name of the issuer does not appear on the MFS Significant Client List, then no material conflict of interest will be deemed to exist, and the proxy will be voted as otherwise determined by the MFS Proxy Voting Committee;



            d. If the name of the issuer appears on the MFS Significant Client List, then the MFS Proxy Voting Committee will be apprised of that fact and each member of the MFS Proxy Voting Committee will carefully evaluate the proposed vote in order to ensure that the proxy ultimately is voted in what MFS believes to be the best long-term economic interests of MFS' clients, and not in MFS' corporate interests; and



            e. For all potential material conflicts of interest identified under clause (c) above, the MFS Proxy Voting Committee will document: the name of the issuer, the issuer's relationship to MFS, the analysis of the matters submitted for proxy vote, the votes as to be cast and the reasons why the MFS Proxy Voting Committee determined that the votes were cast in the best long-term economic interests of MFS' clients, and not in MFS' corporate interests. A copy of the foregoing documentation will be provided to MFS' Conflicts Officer.


            The members of the MFS Proxy Voting Committee are responsible for creating and maintaining the MFS Significant Client List, in consultation with MFS' distribution and institutional business units. The MFS Significant Client List will be reviewed and updated periodically, as appropriate.


            From time to time, certain MFS Funds (the "top tier fund") may own shares of other MFS Funds (the "underlying fund"). If an underlying fund submits a matter to a shareholder vote, the top tier fund will generally vote its shares in the same proportion as the other shareholders of the underlying fund.



3. GATHERING PROXIES



            Most U.S. proxies received by MFS and its clients originate at Automatic Data Processing Corp. ("ADP") although a few proxies are transmitted to investors by corporate issuers through their custodians or depositories. ADP and other service providers, on behalf of issuers, send proxy related material to the record holders of the shares beneficially owned by MFS' clients, usually to the client's proxy voting administrator or, less commonly, to the client itself. This material will include proxy ballots reflecting the shareholdings of Funds and of clients on the record dates for such shareholder meetings, as well as proxy statements with the issuer's explanation of the items to be voted upon.



            MFS, on behalf of itself and the Funds, has entered into an agreement with an independent proxy administration firm, RiskMetrics Group, Inc., Inc. (the "Proxy Administrator"), pursuant to which the Proxy Administrator performs various proxy vote related administrative services, such as vote processing and recordkeeping functions for MFS' Funds and institutional client accounts. The Proxy Administrator receives proxy statements and proxy ballots directly or indirectly from various custodians, logs these materials into its database and matches upcoming meetings with MFS Fund and client portfolio holdings, which are input into the Proxy Administrator's system by an MFS holdings datafeed. Through the use of the Proxy Administrator system, ballots and proxy material summaries for all upcoming shareholders' meetings are available on-line to certain MFS employees and members of the MFS Proxy Voting Committee.

4. ANALYZING PROXIES


Proxies are voted in accordance with these MFS Proxy Voting Policies and Procedures. The Proxy Administrator, at the prior direction of MFS, automatically votes all proxy matters that do not require the particular exercise of discretion or judgment with respect to these MFS Proxy Voting Policies and Procedures as determined by the MFS Proxy Voting Committee. With respect to proxy matters that require the particular exercise of discretion or judgment, MFS considers and votes on those proxy matters. MFS also receives research from ISS which it may take into account in deciding how to vote. In addition, MFS expects to rely on ISS to identify circumstances in which a board may have approved excessive executive compensation. Representatives of the MFS Proxy Voting Committee review, as appropriate, votes cast to ensure conformity with these MFS Proxy Voting Policies and Procedures.


As a general matter, portfolio managers and investment analysts have little or no involvement in specific votes taken by MFS. This is designed to promote consistency in the application of MFS' voting guidelines, to promote consistency in voting on the same or similar issues (for the same or for multiple issuers) across all client accounts, and to minimize the potential that proxy solicitors, issuers, or third parties might attempt to exert inappropriate influence on the vote. In limited types of votes (e.g., corporate actions, such as mergers and acquisitions), a representative of MFS Proxy Voting Committee may consult with or seek recommendations from MFS portfolio managers or investment analysts.(1) However, the MFS Proxy Voting Committee would ultimately determine the manner in which all proxies are voted.

As noted above, MFS reserves the right to override the guidelines when such an override is, in MFS' best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests of MFS' clients. Any such override of the guidelines shall be analyzed, documented and reported in accordance with the procedures set forth in these policies.

5. VOTING PROXIES

In accordance with its contract with MFS, the Proxy Administrator also generates a variety of reports for the MFS Proxy Voting Committee, and makes available on-line various other types of information so that the MFS Proxy Voting Committee may review and monitor the votes cast by the Proxy Administrator on behalf of MFS' clients.


6. SECURITIES LENDING



From time to time, the MFS Funds or other pooled investment vehicles sponsored by MFS may participate in a securities lending program. In the event MFS or its agent receives timely notice of a shareholder meeting for a U.S. security, MFS and its agent will attempt to recall any securities on loan before the meeting's record date so that MFS will be entitled to vote these shares. However, there may be instances in which MFS is unable to timely recall securities on loan for a U.S. security, in which cases MFS will not be able to vote these shares. MFS will report to the appropriate board of the MFS Funds those instances in which MFS is not able to timely recall the loaned securities. MFS generally does not recall non-U.S. securities on loan because there is generally insufficient advance notice of record or vote cut-off dates to allow MFS to timely recall the shares. As a result, non-U.S. securities that are on loan will not generally be voted. If MFS receives timely notice of what MFS determines to be an unusual, significant vote for a non-U.S. security whereas MFS shares are on loan, and determines that voting is in the best long-term economic interest of shareholders, then MFS will attempt to timely recall the loaned shares.


C. MONITORING SYSTEM


It is the responsibility of the Proxy Administrator and MFS' Proxy Voting Committee to monitor the proxy voting process. When proxy materials for clients are received by the Proxy Administrator, they are input into the Proxy Administrator's system. Through an interface with the portfolio holdings database of MFS, the Proxy Administrator matches a list of all MFS Funds and clients who hold shares of a company's stock and the number of shares held on the record date with the Proxy Administrator's listing of any upcoming shareholder's meeting of that company.



When the Proxy Administrator's system "tickler" shows that the voting cut-off date of a shareholders' meeting is approaching, a Proxy Administrator representative checks that the vote for MFS Funds and clients holding that security has been recorded in the computer system. If a proxy ballot has not been received from the client's custodian, the Proxy Administrator contacts the custodian requesting that the materials be forwarded immediately. If it is not possible to receive the proxy ballot from the custodian in time to be voted at the meeting, then MFS may instruct the custodian to cast the vote in the manner specified and to mail the proxy directly to the issuer.


----------
(1) From time to time, due to travel schedules and other commitments, an appropriate portfolio manager or research analyst is not available to provide a recommendation on a merger or acquisition proposal. If such a recommendation cannot be obtained prior to the cut-off date of the shareholder meeting, certain members of the MFS Proxy Voting Committee may determine to abstain from voting.

D. RECORDS RETENTION


            MFS will retain copies of these MFS Proxy Voting Policies and Procedures in effect from time to time and will retain all proxy voting reports submitted to the Board of Trustees and Board of Managers of the MFS Funds for the period required by applicable law. Proxy solicitation materials, including electronic versions of the proxy ballots completed by representatives of the MFS Proxy Voting Committee, together with their respective notes and comments, are maintained in an electronic format by the Proxy Administrator and are accessible on-line by the MFS Proxy Voting Committee. All proxy voting materials and supporting documentation, including records generated by the Proxy Administrator's system as to proxies processed, including the dates when proxy ballots were received and submitted, and the votes on each company's proxy issues, are retained as required by applicable law.


E. REPORTS


            MFS FUNDS



            MFS publicly discloses the proxy voting records of the MFS Funds on an annual basis, as required by law. MFS will also report the results of its voting to the Board of Trustees and Board of Managers of the MFS Funds. These reports will include: (i) a summary of how votes were cast; (ii) a summary of votes against management's recommendation; (iii) a review of situations where MFS did not vote in accordance with the guidelines and the rationale therefore;
(iv) a review of the procedures used by MFS to identify material conflicts of interest and any matters identified as a material conflict of interest; (v) a review of these policies and the guidelines, (vi) a report and impact assessment of instances in which the recall of loaned securities of a U.S. issuer was unsuccessful, and, as necessary or appropriate, any proposed modifications thereto to reflect new developments in corporate governance and other issues. Based on these reviews, the Trustees and Managers of the MFS Funds will consider possible modifications to these policies to the extent necessary or advisable.


            ALL MFS ADVISORY CLIENTS


At any time, a report can be printed by MFS for each client who has requested that MFS furnish a record of votes cast. The report specifies the proxy issues which have been voted for the client during the year and the position taken with respect to each issue and, upon request, may identify situations where MFS did not vote in accordance with the MFS Proxy Voting Policies and Procedures.


Except as described above, MFS generally will not divulge actual voting practices to any party other than the client or its representatives (unless required by applicable law) because we consider that information to be confidential and proprietary to the client.

MORGAN STANLEY INVESTMENT MANAGEMENT, INC.


February 27, 2009


                       PROXY VOTING POLICY AND PROCEDURES

I. POLICY STATEMENT





Morgan Stanley Investment Management's ("MSIM") policy and procedures for voting proxies ("Policy") with respect to securities held in the accounts of clients applies to those MSIM entities that provide discretionary investment management services and for which an MSIM entity has authority to vote proxies. This Policy is reviewed and updated as necessary to address new and evolving proxy voting issues and standards.


The MSIM entities covered by this Policy currently include the following: Morgan Stanley Investment Advisors Inc., Morgan Stanley AIP GP LP, Morgan Stanley Investment Management Inc., Morgan Stanley Investment Management Limited, Morgan Stanley Investment Management Company, Morgan Stanley Asset & Investment Trust Management Co., Limited, Morgan Stanley Investment Management Private Limited, Van Kampen Asset Management, and Van Kampen Advisors Inc. (each an "MSIM Affiliate" and collectively referred to as the "MSIM Affiliates" or as "we" below).

Each MSIM Affiliate will use its best efforts to vote proxies as part of its authority to manage, acquire and dispose of account assets. With respect to the MSIM registered management investment companies (Van Kampen, Institutional and Advisor Funds--collectively referred to herein as the "MSIM Funds"), each MSIM Affiliate will vote proxies under this Policy pursuant to authority granted under its applicable investment advisory agreement or, in the absence of such authority, as authorized by the Board of Directors/Trustees of the MSIM Funds. An MSIM Affiliate will not vote proxies if the "named fiduciary" for an ERISA account has reserved the authority for itself, or in the case of an account not governed by ERISA, the investment management or investment advisory agreement does not authorize the MSIM Affiliate to vote proxies. MSIM Affiliates will vote proxies in a prudent and diligent manner and in the best interests of clients, including beneficiaries of and participants in a client's benefit plan(s) for which the MSIM Affiliates manage assets, consistent with the objective of maximizing long-term investment returns ("Client Proxy Standard"). In certain situations, a client or its fiduciary may provide an MSIM Affiliate with a proxy voting policy. In these situations, the MSIM Affiliate will comply with the client's policy.

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Proxy Research Services - RiskMetrics Group ISS Governance Services ("ISS") and
Glass Lewis (together with other proxy research providers as we may retain from time to time, the "Research Providers") are independent advisers that specialize in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided include in-depth research, global issuer analysis, and voting recommendations. While we may review and utilize the recommendations of the Research Providers in making proxy voting decisions, we are in no way obligated to follow such recommendations. In addition to research, ISS provides vote execution, reporting, and recordkeeping services.


Voting Proxies for Certain Non-U.S. Companies - Voting proxies of companies located in some jurisdictions, particularly emerging markets, may involve several problems that can restrict or prevent the ability to vote such proxies or entail significant costs. These problems include, but are not limited to: (i) proxy statements and ballots being written in a language other than English;
(ii) untimely and/or inadequate notice of shareholder meetings; (iii) restrictions on the ability of holders outside the issuer's jurisdiction of organization to exercise votes; (iv) requirements to vote proxies in person; (v) the imposition of restrictions on the sale of the securities for a period of time in proximity to the shareholder meeting; and (vi) requirements to provide local agents with power of attorney to facilitate our voting instructions. As a result, we vote clients' non-U.S. proxies on a best efforts basis only, after weighing the costs and benefits of voting such proxies, consistent with the Client Proxy Standard. ISS has been retained to provide assistance in connection with voting non-U.S. proxies.

II. GENERAL PROXY VOTING GUIDELINES


To promote consistency in voting proxies on behalf of its clients, we follow this Policy (subject to any exception set forth herein). The Policy addresses a broad range of issues, and provides general voting parameters on proposals that arise most frequently. However, details of specific proposals vary, and those details affect particular voting decisions, as do factors specific to a given company. Pursuant to the procedures set forth herein, we may vote in a manner that is not in accordance with the following general guidelines, provided the vote is approved by the Proxy Review Committee (see Section III for description) and is consistent with the Client Proxy Standard. Morgan Stanley AIP GP LP will follow the procedures as described in Appendix A.



We endeavor to integrate governance and proxy voting policy with investment goals, using the vote to encourage portfolio companies to enhance long-term shareholder value and to provide a high standard of transparency such that equity markets can value corporate assets appropriately.



We seek to follow the Client Proxy Standard for each client. At times, this may result in split votes, for example when different clients have varying economic interests in the outcome of a particular voting matter (such as a case in which varied ownership interests in two companies involved in a merger result in different stakes in the outcome). We also may split votes at times based on differing views of portfolio managers.



We may abstain on matters for which disclosure is inadequate.



A. ROUTINE MATTERS. We generally support routine management proposals. The following are examples of routine management proposals:



      - Approval of financial statements and auditor reports if delivered with an unqualified auditor's opinion.



      - General updating/corrective amendments to the charter, articles of association or bylaws, unless we believe that such amendments would diminish shareholder rights.



      - Most proposals related to the conduct of the annual meeting, with the following exceptions. We generally oppose proposals that relate to "the transaction of such other business which may come before the meeting," and open-ended requests for adjournment. However, where management specifically states the reason for requesting an adjournment and the requested adjournment would facilitate passage of a proposal that would otherwise be supported under this Policy (i.e. an uncontested corporate transaction), the adjournment request will be supported.



We generally support shareholder proposals advocating confidential voting procedures and independent tabulation of voting results.



B. BOARD OF DIRECTORS.



      1. Election of directors: Votes on board nominees can involve balancing a variety of considerations. In balancing various factors in uncontested elections, we may take into consideration whether the company has a majority voting policy in place that we believe makes the director vote more meaningful. In the absence of a proxy contest, we generally support the board's nominees for director except as follows:


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            a.    We consider withholding support from or voting against
                  interested directors if the company's board does not meet market standards for director independence, or if otherwise we believe board independence is insufficient. We refer to prevalent market standards as promulgated by a stock exchange or other authority within a given market (e.g., New York Stock Exchange or Nasdaq rules for most U.S. companies, and The Combined Code on Corporate Governance in the United Kingdom). Thus, for an NYSE company with no controlling shareholder, we would expect that at a minimum a majority of directors should be independent as defined by NYSE. Where we view market standards as inadequate, we may withhold votes based on stronger independence standards. Market standards notwithstanding, we generally do not view long board tenure alone as a basis to classify a director as non-independent, although lack of board turnover and fresh perspective can be a negative factor in voting on directors.



                      i. At a company with a shareholder or group that controls the company by virtue of a majority economic interest in the company, we have a reduced expectation for board independence, although we believe the presence of independent directors can be helpful, particularly in staffing the audit committee, and at times we may withhold support from or vote against a nominee on the view the board or its committees are not sufficiently independent.



                      ii. We consider withholding support from or voting against a nominee if he or she is affiliated with a major shareholder that has representation on a board disproportionate to its economic interest.



            b. Depending on market standards, we consider withholding support from or voting against a nominee who is interested and who is standing for election as a member of the company's compensation, nominating or audit committee.



            c. We consider withholding support from or voting against a nominee if we believe a direct conflict exists between the interests of the nominee and the public shareholders, including failure to meet fiduciary standards of care and/or loyalty. We may oppose directors where we conclude that actions of directors are unlawful, unethical or negligent. We consider opposing individual board members or an entire slate if we believe the board is entrenched and/or dealing inadequately with performance problems, and/or acting with insufficient independence between the board and management.



            d. We consider withholding support from or voting against a nominee standing for election if the board has not taken action to implement generally accepted governance practices for which there is a "bright line" test. For example, in the context of the U.S. market, failure to eliminate a dead hand or slow hand poison pill would be seen as a basis for opposing one or more incumbent nominees.



            e. In markets that encourage designated audit committee financial experts, we consider voting against members of an audit committee if no members are designated as such. We also may not support the audit committee members if the company has faced financial reporting issues and/or does not put the auditor up for ratification by shareholders.



            f. We believe investors should have the ability to vote on individual nominees, and may abstain or vote against a slate of nominees where we are not given the opportunity to vote on individual nominees.



            g. We consider withholding support from or voting against a nominee who has failed to attend at least 75% of the nominee's board and board committee meetings within a given year without a reasonable excuse. We also consider opposing nominees if the company does not meet market standards for disclosure on attendance.



            h. We consider withholding support from or voting against a nominee who appears overcommitted, particularly through service on an excessive number of boards. Market expectations are incorporated into this analysis; for U.S. boards, we generally oppose election of a nominee who serves on more than six public company boards (excluding investment companies).



      2. Discharge of directors' duties: In markets where an annual discharge of directors' responsibility is a routine agenda item, we generally support such discharge. However, we may vote against discharge or abstain from voting where there are serious findings of fraud or other unethical behavior for which the individual bears responsibility. The annual discharge of responsibility represents shareholder approval of actions taken by the board during the year and may make future shareholder action against the board difficult to pursue.



      3. Board independence: We generally support U.S. shareholder proposals requiring that a certain percentage (up to 66 2/3%) of the company's board members be independent directors, and promoting all-independent audit, compensation and nominating/governance committees.



      4. Board diversity: We consider on a case-by-case basis shareholder proposals urging diversity of board membership with respect to social, religious or ethnic group.


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      5.  Majority voting: We generally support proposals requesting or requiring majority voting policies in election of directors, so long as there is a carve-out for plurality voting in the case of contested elections.



      6. Proxy access: We consider on a case-by-case basis shareholder proposals to provide procedures for inclusion of shareholder nominees in company proxy statements.



      7. Proposals to elect all directors annually: We generally support proposals to elect all directors annually at public companies (to "declassify" the Board of Directors) where such action is supported by the board, and otherwise consider the issue on a case-by-case basis based in part on overall takeover defenses at a company.



      8. Cumulative voting: We generally support proposals to eliminate cumulative voting in the U.S. market context. (Cumulative voting provides that shareholders may concentrate their votes for one or a handful of candidates, a system that can enable a minority bloc to place representation on a board.) U.S. proposals to establish cumulative voting in the election of directors generally will not be supported.



      9. Separation of Chairman and CEO positions: We vote on shareholder proposals to separate the Chairman and CEO positions and/or to appoint a non-executive Chairman based in part on prevailing practice in particular markets, since the context for such a practice varies. In many non-U.S. markets, we view separation of the roles as a market standard practice, and support division of the roles in that context.



      10. Director retirement age and term limits: Proposals recommending set director retirement ages or director term limits are voted on a case-by-case basis.



      11. Proposals to limit directors' liability and/or broaden indemnification of officers and directors. Generally, we will support such proposals provided that an individual is eligible only if he or she has not acted in bad faith, gross negligence or reckless disregard of their duties.



C. STATUTORY AUDITOR BOARDS. The statutory auditor board, which is separate from the main board of directors, plays a role in corporate governance in several markets. These boards are elected by shareholders to provide assurance on compliance with legal and accounting standards and the company's articles of association. We generally vote for statutory auditor nominees if they meet independence standards. In markets that require disclosure on attendance by internal statutory auditors, however, we consider voting against nominees for these positions who failed to attend at least 75% of meetings in the previous year. We also consider opposing nominees if the company does not meet market standards for disclosure on attendance.



D. CORPORATE TRANSACTIONS AND PROXY FIGHTS. We examine proposals relating to mergers, acquisitions and other special corporate transactions (i.e., takeovers, spin-offs, sales of assets, reorganizations, restructurings and recapitalizations) on a case-by-case basis in the interests of each fund or other account. Proposals for mergers or other significant transactions that are friendly and approved by the Research Providers usually are supported if there is no portfolio manager objection. We also analyze proxy contests on a case-by-case basis.



E. CHANGES IN CAPITAL STRUCTURE.


      1.  We generally support the following:


            - Management and shareholder proposals aimed at eliminating unequal voting rights, assuming fair economic treatment of classes of shares we hold.



            - Management proposals to increase the authorization of existing classes of common stock (or securities convertible into common stock) if: (i) a clear business purpose is stated that we can support and the number of shares requested is reasonable in relation to the purpose for which authorization is requested; and/or (ii) the authorization does not exceed 100% of shares currently authorized and at least 30% of the total new authorization will be outstanding. (We consider proposals that do not meet these criteria on a case-by-case basis.)



            - Management proposals to create a new class of preferred stock or for issuances of preferred stock up to 50% of issued capital, unless we have concerns about use of the authority for anti-takeover purposes.



            - Management proposals to authorize share repurchase plans, except in some cases in which we believe there are insufficient protections against use of an authorization for anti-takeover purposes.



            - Management proposals to reduce the number of authorized shares of common or preferred stock, or to eliminate classes of preferred stock.



            -     Management proposals to effect stock splits.



            - Management proposals to effect reverse stock splits if management proportionately reduces the authorized share amount set forth in the corporate charter. Reverse stock splits that do not adjust proportionately to the authorized


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                  share amount generally will be approved if the resulting
                  increase in authorized shares coincides with the proxy guidelines set forth above for common stock increases.



            - Management dividend payout proposals, except where we perceive company payouts to shareholders as inadequate.


      2. We generally oppose the following (notwithstanding management support):


            - Proposals to add classes of stock that would substantially dilute the voting interests of existing shareholders.



            - Proposals to increase the authorized or issued number of shares of existing classes of stock that are unreasonably dilutive, particularly if there are no preemptive rights for existing shareholders. However, depending on market practices, we consider voting for proposals giving general authorization for issuance of shares not subject to pre-emptive rights if the authority is limited.



            - Proposals that authorize share issuance at a discount to market rates, except where authority for such issuance is de minimis, or if there is a special situation that we believe justifies such authorization (as may be the case, for example, at a company under severe stress and risk of bankruptcy).


            - Proposals relating to changes in capitalization by 100% or more.


We consider on a case-by-case basis shareholder proposals to increase dividend payout ratios, in light of market practice and perceived market weaknesses, as well as individual company payout history and current circumstances. For example, currently we perceive low payouts to shareholders as a concern at some Japanese companies, but may deem a low payout ratio as appropriate for a growth company making good use of its cash, notwithstanding the broader market concern.



F. TAKEOVER DEFENSES AND SHAREHOLDER RIGHTS.



      1. Shareholder rights plans: We generally support proposals to require shareholder approval or ratification of shareholder rights plans (poison pills). In voting on rights plans or similar takeover defenses, we consider on a case-by-case basis whether the company has demonstrated a need for the defense in the context of promoting long-term share value; whether provisions of the defense are in line with generally accepted governance principles in the market (and specifically the presence of an adequate qualified offer provision that would exempt offers meeting certain conditions from the pill); and the specific context if the proposal is made in the midst of a takeover bid or contest for control.


      2. Supermajority voting requirements: We generally oppose requirements for supermajority votes to amend the charter or bylaws, unless the provisions protect minority shareholders where there is a large shareholder. In line with this view, in the absence of a large shareholder we support reasonable shareholder proposals to limit such supermajority voting requirements.

      3. Shareholder rights to call meetings: We consider proposals to enhance shareholder rights to call meetings on a case-by-case basis.


      4. Reincorporation: We consider management and shareholder proposals to reincorporate to a different jurisdiction on a case-by-case basis. We oppose such proposals if we believe the main purpose is to take advantage of laws or judicial precedents that reduce shareholder rights.



      5. Anti-greenmail provisions: Proposals relating to the adoption of anti-greenmail provisions will be supported, provided that the proposal: (i) defines greenmail; (ii) prohibits buyback offers to large block holders (holders of at least 1% of the outstanding shares and in certain cases, a greater amount, as determined by the Proxy Review Committee) not made to all shareholders or not approved by disinterested shareholders; and (iii) contains no anti-takeover measures or other provisions restricting the rights of shareholders.



      6. Bundled proposals: We may consider opposing or abstaining on proposals if disparate issues are "bundled" and presented for a single vote.



G. AUDITORS. We generally support management proposals for selection or ratification of independent auditors. However, we may consider opposing such proposals with reference to incumbent audit firms if the company has suffered from serious accounting irregularities and we believe rotation of the audit firm is appropriate, or if fees paid to the auditor for non-audit-related services are excessive. Generally, to determine if non-audit fees are excessive, a 50% test will be applied (i.e., non-audit-related fees should be less than 50% of the total fees paid to the auditor). We generally vote against proposals to indemnify auditors.


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H. EXECUTIVE AND DIRECTOR REMUNERATION.



      1.  We generally support the following:








            - Proposals for employee equity compensation plans and other employee ownership plans, provided that our research does not indicate that approval of the plan would be against shareholder interest. Such approval may be against shareholder interest if it authorizes excessive dilution and shareholder cost, particularly in the context of high usage ("run rate") of equity compensation in the recent past; or if there are objectionable plan design and provisions.


            - Proposals relating to fees to outside directors, provided the amounts are not excessive relative to other companies in the country or industry, and provided that the structure is appropriate within the market context. While stock-based compensation to outside directors is positive if moderate and appropriately structured, we are wary of significant stock option awards or other performance-based awards for outside directors, as well as provisions that could result in significant forfeiture of value on a director's decision to resign from a board (such forfeiture can undercut director independence).



            - Proposals for employee stock purchase plans that permit discounts up to 15%, but only for grants that are part of a broad-based employee plan, including all non-executive employees.


            - Proposals for the establishment of employee retirement and severance plans, provided that our research does not indicate that approval of the plan would be against shareholder interest.


      2. We generally oppose retirement plans and bonuses for non-executive directors and independent statutory auditors.



      3. Shareholder proposals requiring shareholder approval of all severance agreements will not be supported, but proposals that require shareholder approval for agreements in excess of three times the annual compensation (salary and bonus) generally will be supported. We generally oppose shareholder proposals that would establish arbitrary caps on pay. We consider on a case-by-case basis shareholder proposals that seek to limit Supplemental Executive Retirement Plans (SERPs), but support such proposals where we consider SERPs to be excessive.



      4. Shareholder proposals advocating stronger and/or particular pay-for-performance models will be evaluated on a case-by-case basis, with consideration of the merits of the individual proposal within the context of the particular company and its labor markets, and the company's current and past practices. While we generally support emphasis on long-term components of senior executive pay and strong linkage of pay to performance, we consider whether a proposal may be overly prescriptive, and the impact of the proposal, if implemented as written, on recruitment and retention.



      5. We consider shareholder proposals for U.K.-style advisory votes on pay on a case-by-case basis.



      6. We generally support proposals advocating reasonable senior executive and director stock ownership guidelines and holding requirements for shares gained in executive equity compensation programs.



      7. We generally support shareholder proposals for reasonable "claw-back" provisions that provide for company recovery of senior executive bonuses to the extent they were based on achieving financial benchmarks that were not actually met in light of subsequent restatements.



      8. Management proposals effectively to re-price stock options are considered on a case-by-case basis. Considerations include the company's reasons and justifications for a re-pricing, the company's competitive position, whether senior executives and outside directors are excluded, potential cost to shareholders, whether the re-pricing or share exchange is on a value-for-value basis, and whether vesting requirements are extended.



I. SOCIAL, POLITICAL AND ENVIRONMENTAL ISSUES. We consider proposals relating to social, political and environmental issues on a case-by-case basis to determine likely financial impacts on shareholder value, balancing concerns on reputational and other risks that may be raised in a proposal against costs of implementation. We may abstain from voting on proposals that do not have a readily determinable financial impact on shareholder value. While we support proposals that we believe will enhance useful disclosure, we generally vote against proposals requesting reports that we believe are duplicative, related to matters not material to the business, or that would impose unnecessary or excessive costs. We believe that certain social and environmental shareholder proposals may intrude excessively on management prerogatives, which can lead us to oppose them.



J. FUND OF FUNDS. Certain Funds advised by an MSIM Affiliate invest only in other MSIM Funds. If an underlying fund has a shareholder meeting, in order to avoid any potential conflict of interest, such proposals will be voted in the same proportion as the votes of the other shareholders of the underlying fund, unless otherwise determined by the Proxy Review Committee.


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III. ADMINISTRATION OF POLICY


The MSIM Proxy Review Committee (the "Committee") has overall responsibility for the Policy. The Committee, which is appointed by MSIM's Chief Investment Officer of Global Equities ("CIO") or senior officer, consists of senior investment professionals who represent the different investment disciplines and geographic locations of the firm, and is chaired by the director of the Corporate Governance Team ("CGT"). Because proxy voting is an investment responsibility and impacts shareholder value, and because of their knowledge of companies and markets, portfolio managers and other members of investment staff play a key role in proxy voting, although the Committee has final authority over proxy votes.



The CGT Director is responsible for identifying issues that require Committee deliberation or ratification. The CGT, working with advice of investment teams and the Committee, is responsible for voting on routine items and on matters that can be addressed in line with these Policy guidelines. The CGT has responsibility for voting case-by-case where guidelines and precedent provide adequate guidance.


The Committee will periodically review and have the authority to amend, as necessary, the Policy and establish and direct voting positions consistent with the Client Proxy Standard.











CGT and members of the Committee may take into account Research Providers' recommendations and research as well as any other relevant information they may request or receive, including portfolio manager and/or analyst comments and research, as applicable. Generally, proxies related to securities held in accounts that are managed pursuant to quantitative, index or index-like strategies ("Index Strategies") will be voted in the same manner as those held in actively managed accounts, unless economic interests of the accounts differ. Because accounts managed using Index Strategies are passively managed accounts, research from portfolio managers and/or analysts related to securities held in these accounts may not be available. If the affected securities are held only in accounts that are managed pursuant to Index Strategies, and the proxy relates to a matter that is not described in this Policy, the CGT will consider all available information from the Research Providers, and to the extent that the holdings are significant, from the portfolio managers and/or analysts.



A. COMMITTEE PROCEDURES



The Committee meets at least annually to review and consider changes to the Policy. The Committee will appoint a subcommittee (the "Subcommittee") to meet as needed between Committee meetings to address any outstanding issues relating to the Policy or its implementation.



The Subcommittee will meet on an ad hoc basis to (among other functions): (1) monitor and ratify "split voting" (i.e., allowing certain shares of the same issuer that are the subject of the same proxy solicitation and held by one or more MSIM portfolios to be voted differently than other shares) and/or "override voting" (i.e., voting all MSIM portfolio shares in a manner contrary to the Policy); (2) review and approve upcoming votes, as appropriate, for matters as requested by CGT.



The Committee reserves the right to review voting decisions at any time and to make voting decisions as necessary to ensure the independence and integrity of the votes. The Committee or the Subcommittee are provided with reports on at least a monthly basis detailing specific key votes cast by CGT.


B. MATERIAL CONFLICTS OF INTEREST


In addition to the procedures discussed above, if the CGT Director determines that an issue raises a material conflict of interest, the CGT Director will request a special committee to review, and recommend a course of action with respect to, the conflict(s) in question ("Special Committee").








A potential material conflict of interest could exist in the following situations, among others:


      1. The issuer soliciting the vote is a client of MSIM or an affiliate of MSIM and the vote is on a matter that materially affects the issuer.


      2. The proxy relates to Morgan Stanley common stock or any other security issued by Morgan Stanley or its affiliates except if echo voting is used, as with MSIM Funds, as described herein.

      3. Morgan Stanley has a material pecuniary interest in the matter submitted for a vote (e.g., acting as a financial advisor to a party to a merger or acquisition for which Morgan Stanley will be paid a success fee if completed).


If the CGT Director determines that an issue raises a potential material conflict of interest, depending on the facts and circumstances, the issue will be addressed as follows:


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      1.  If the matter relates to a topic that is discussed in this Policy, the proposal will be voted as per the Policy.

      2. If the matter is not discussed in this Policy or the Policy indicates that the issue is to be decided case-by-case, the proposal will be voted in a manner consistent with the Research Providers, provided that all the Research Providers have the same recommendation, no portfolio manager objects to that vote, and the vote is consistent with MSIM's Client Proxy Standard.


      3. If the Research Providers' recommendations differ, the CGT Director will refer the matter to the Subcommittee or a Special Committee to vote on the proposal, as appropriate.



The Special Committee shall be comprised of the CGT Director, the Chief Compliance Officer or his/her designee, a senior portfolio manager (if practicable, one who is a member of the Proxy Review Committee) designated by the Proxy Review Committee, and MSIM's relevant Chief Investment Officer or his/her designee, and any other persons deemed necessary by the CGT Director. The CGT Director may request non-voting participation by MSIM's General Counsel or his/her designee. In addition to the research provided by Research Providers, the Special Committee may request analysis from MSIM Affiliate investment professionals and outside sources to the extent it deems appropriate.



C. PROXY VOTING REPORTING



The CGT will document in writing all Committee, Subcommittee and Special Committee decisions and actions, which documentation will be maintained by the CGT for a period of at least six years. To the extent these decisions relate to a security held by an MSIM Fund, the CGT will report the decisions to each applicable Board of Trustees/Directors of those Funds at each Board's next regularly scheduled Board meeting. The report will contain information concerning decisions made during the most recently ended calendar quarter immediately preceding the Board meeting.





MSIM will promptly provide a copy of this Policy to any client requesting it. MSIM will also, upon client request, promptly provide a report indicating how each proxy was voted with respect to securities held in that client's account.

MSIM's Legal Department is responsible for filing an annual Form N-PX on behalf of each MSIM Fund for which such filing is required, indicating how all proxies were voted with respect to such Fund's holdings.

                                   APPENDIX A

The following procedures apply to accounts managed by Morgan Stanley AIP GP LP ("AIP").

Generally, AIP will follow the guidelines set forth in Section II of MSIM's Proxy Voting Policy and Procedures. To the extent that such guidelines do not provide specific direction, or AIP determines that consistent with the Client Proxy Standard, the guidelines should not be followed, the Proxy Review Committee has delegated the voting authority to vote securities held by accounts managed by AIP to the Liquid Markets investment team and the Private Markets investment team of AIP. A summary of decisions made by the investment teams will be made available to the Proxy Review Committee for its information at the next scheduled meeting of the Proxy Review Committee.

In certain cases, AIP may determine to abstain from determining (or recommending) how a proxy should be voted (and therefore abstain from voting such proxy or recommending how such proxy should be voted), such as where the expected cost of giving due consideration to the proxy does not justify the potential benefits to the affected account(s) that might result from adopting or rejecting (as the case may be) the measure in question.

Waiver of Voting Rights

For regulatory reasons, AIP may either 1) invest in a class of securities of an underlying fund (the "Fund") that does not provide for voting rights; or 2) waive 100% of its voting rights with respect to the following:

      1. Any rights with respect to the removal or replacement of a director, general partner, managing member or other person acting in a similar capacity for or on behalf of the Fund (each individually a "Designated Person," and collectively, the "Designated Persons"), which may include, but are not limited to, voting on the election or removal of a Designated Person in the event of such Designated Person's death, disability, insolvency, bankruptcy, incapacity, or other event requiring a vote of interest holders of the Fund to remove or replace a Designated Person; and

      2. Any rights in connection with a determination to renew, dissolve, liquidate, or otherwise terminate or continue the Fund, which may include, but are not limited to, voting on the renewal, dissolution, liquidation, termination or continuance of the Fund upon the occurrence of an event described in the Fund's organizational documents; provided, however, that, if the Fund's organizational documents require the consent of the Fund's general partner or manager, as the case may be, for any such termination or continuation of the Fund to be effective, then AIP may exercise its voting rights with respect to such matter.




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MUNDER CAPITAL MANAGEMENT





PROXY VOTING POLICIES. Munder Capital Management has adopted and implemented proxy voting policies and procedures ("Proxy Procedures") and has established a "Proxy Committee" as a means reasonably designed to ensure that Munder Capital votes any proxy or other beneficial interest in an equity security prudently and solely in the best interest of its clients considering all relevant factors and without undue influence from individuals or groups who may have an economic interest in the outcome of a proxy vote.



      Munder Capital has retained ISS Governance Services, a subsidiary of RiskMetrics Group, Inc., ("ISS") to review proxies received for client accounts and recommend how to vote them. ISS has established voting guidelines that are consistent in all material respects with the policies and the process noted herein. Munder Capital has also retained ISS to provide its voting agent service. As such, ISS is responsible for ensuring that all proxy ballots are submitted in a timely manner. At least annually, Munder Capital's Proxy Committee will review ISS's "Proxy Voting Guidelines" to confirm that they are consistent in all material respects with Munder Capital's Proxy Procedures. The Proxy Committee meets as needed to administer Munder Capital's proxy review and voting process and revise and update the Proxy Procedures as appropriate. At least monthly, the Proxy Committee reviews selected recommendations made by ISS to further the goal of voting proxies in a manner consistent with the best interest of Munder Capital's clients.



      Munder Capital generally will vote proxies consistent with ISS's recommendations without independent review, unless the subject matter of the proxy solicitation raises complex, unusual or significant issues and client holdings for a particular issuer are of meaningful size or value.



      For these purposes, the holding of a particular issuer would be considered to be meaningful if: (i) the particular issuer soliciting proxies or to whom the proxy solicitation relates represents at least two percent (2%) of the fair market value of any advisory client's account and the fair market value of the portfolio holding is at least one million dollars ($1,000,000); or (ii) all client accounts with respect to which Munder Capital holds full discretionary authority to vote a client's proxies hold, in the aggregate, at least one percent (1%) of the outstanding voting shares of the issuer. As a result of the foregoing, Munder Capital will generally vote proxies consistent with ISS's recommendations without independent review, unless the subject matter of the proxy solicitation raises complex, unusual or significant issues and the cost of reviewing ISS's advice and recommendations with respect to a particular proxy do not outweigh the potential benefits to clients from its review of ISS's advice and recommendations.



      In each instance where Munder Capital does not separately review ISS's recommendations, clients' proxies will always be voted consistent with ISS's recommendations. In each instance where Munder Capital does separately review ISS's recommendation, Munder Capital may vote differently from ISS's recommendation, if, based upon certain criteria generally described in the following paragraph, Munder Capital determines that such vote is in the best interests of its clients.



      Munder Capital generally is willing to vote with recommendations of management on matters of a routine administrative nature (e.g., appointment or election of auditors). Munder Capital's position is that management should be allowed to make those decisions that are essential to the ongoing operation of the company and that are not expected to have a major economic impact on the corporation and its shareholders. Munder Capital generally is opposed to special interest proposals that involve an economic cost to the corporation or that restrict the freedom of management to operate in the best interest of the corporation and its shareholders. With respect to those issues, Munder Capital will generally refrain from voting or vote with management. Munder Capital is generally not willing to vote with management on proposals that have the potential for major adverse economic impact on the corporation and the long-term value of its shares (e.g., executive compensation issues) without independent analysis. Munder Capital believes that the owners of the corporation should carefully analyze and decide such issues on a case-by-case basis.



      From time to time a portfolio manager, an analyst or a member of the Proxy Committee may disagree with ISS's recommendation on how to vote proxies for one or more resolutions. However, because Munder Capital may have business interests that expose it to pressure to vote a proxy in a manner that may not be in the best interest of its clients, all requests to vote differently from the ISS recommendation with respect to a particular matter must be submitted to the Proxy Committee and Munder Capital's legal/compliance department ("Legal/Compliance Department") for independent review. In that review, the Proxy Committee seeks to determine whether the request is in the best interests of Munder Capital's clients and to identify any actual or potential conflicts between the interests of Munder Capital and those of its clients. If the Proxy Committee approves the request, it is then submitted to the Legal/Compliance Department for review of any actual or potential conflicts of interest that have been identified. The Legal/Compliance Department must approve a request before it is implemented. Such a request for approval will be accompanied by a written description of the conflict. The Legal/Compliance Department may approve a request only under the following conditions:


      (i)   No Conflict. No conflict of interest is identified.

      (ii) Immaterial or Remote Conflict. A potential or actual conflict of interest is identified, but such conflict, in the reasonable judgment of the Legal/Compliance Department, is so clearly immaterial or remote as to be unlikely to influence any determination made by the Proxy Committee.

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      (iii) Material Conflict. In the event a potential or actual conflict of interest is identified and appears to be material, the Legal/Compliance Department may approve the request only with written approval from its applicable clients. If an override request is approved by clients holding a majority of the subject shares over which Munder Capital has voting discretion, the Legal/Compliance Department may approve the override with respect to all applicable clients without seeking or obtaining additional approval from each of them.



      If Munder Capital receives instructions from a client, Munder Capital will vote the client's shares in accordance with such instructions. If no instructions are received from a client and approval is not obtained from clients holding a majority of the subject shares held by unaffiliated clients, Munder Capital will vote the shares in accordance with ISS's recommendation.


PACIFIC INVESTMENT MANAGEMENT COMPANY LLC

Description of Proxy Voting Policies and Procedures.

Pacific Investment Management Company LLC ("PIMCO") has adopted written proxy voting policies and procedures ("Proxy Policy") as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. PIMCO has implemented the Proxy Policy for each of its clients as required under applicable law, unless expressly directed by a client in writing to refrain from voting that client's proxies. Recognizing that proxy voting is a rare event in the realm of fixed income investing and is typically limited to solicitation of consent to changes in features of debt securities, the Proxy Policy also applies to any voting rights and/or consent rights of PIMCO, on behalf of its clients, with respect to debt securities, including but not limited to, plans of reorganization, and waivers and consents under applicable indentures.

The Proxy Policy is designed and implemented in a manner reasonably expected to ensure that voting and consent rights are exercised in the best interests of PIMCO's clients. Each proxy is voted on a case-by-case basis taking into consideration any relevant contractual obligations as well as other relevant facts and circumstances at the time of the vote. In general, PIMCO reviews and considers corporate governance issues related to proxy matters and generally supports proposals that foster good corporate governance practices. PIMCO may vote proxies as recommended by management on routine matters related to the operation of the issuer and on matters not expected to have a significant economic impact on the issuer and/or its shareholders.

PIMCO will supervise and periodically review its proxy voting activities and implementation of the Proxy Policy. PIMCO will review each proxy to determine whether there may be a material conflict between PIMCO and its client. If no conflict exists, the proxy will be forwarded to the appropriate portfolio manager for consideration. If a conflict does exist, PIMCO will seek to resolve any such conflict in accordance with the Proxy Policy. PIMCO seeks to resolve any material conflicts of interest by voting in good faith in the best interest of its clients. If a material conflict of interest should arise, PIMCO will seek to resolve such conflict in the client's best interest by pursuing any one of the following courses of action: (i) convening a committee to assess and resolve the conflict; (ii) voting in accordance with the instructions of the client;
(iii) voting in accordance with the recommendation of an independent third-party service provider; (iv) suggesting that the client engage another party to determine how the proxy should be voted; (v) delegating the vote to a third-party service provider; or (vi) voting in accordance with the factors discussed in the Proxy Policy.

Clients may obtain a copy of PIMCO's written Proxy Policy and the factors that PIMCO may consider in determining how to vote a client's proxy. Except as required by law, PIMCO will not disclose to third parties how it voted on behalf of a client. However, upon request from an appropriately authorized individual, PIMCO will disclose to its clients or the entity delegating the voting authority to PIMCO for such clients, how PIMCO voted such client's proxy. In addition, a client may obtain copies of PIMCO's Proxy Policy and information as to how its proxies have been voted by contacting PIMCO.


PROFUND ADVISORS LLC



ProFund Advisors LLC ("ProFund Advisors") has adopted the following proxy voting policies and procedures (the "Guidelines"), which are designed to maximize shareholder value and protect shareowner interests when voting proxies. ProFund Advisors' Proxy Oversight Committee (the "Proxy Committee") exercises and documents ProFund Advisors' responsibility with regard to voting of client proxies. The Proxy Committee is composed of representatives of ProFund Advisors' Compliance, Legal and Portfolio Management Departments, and chaired by ProFund Advisors' Chief Compliance Officer. The Proxy Committee reviews and monitors the effectiveness of the Guidelines.



To assist ProFund Advisors in its responsibility for voting proxies and the overall proxy voting process, ProFund Advisors has retained ISS Governance Services ("ISS") as an expert in the proxy voting and corporate governance area. ISS is a unit of RiskMetrics Group, an independent company that specializes in, among other things, providing a variety of proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided by ISS include


                                      C-70
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in-depth research, global issuer analysis, and voting recommendations as well as vote execution, reporting and record keeping. ISS issues quarterly reports for ProFund Advisors to review to assure proxies are being voted properly. ProFund Advisors and ISS also perform spot checks intra-quarter to match the voting activity with available shareholder meeting information. ISS's management meets on a regular basis to discuss its approach to new developments and amendments to existing policies. Information on such developments or amendments in turn is provided to the Proxy Committee. The Proxy Committee reviews and, as necessary, may amend periodically the Guidelines to address new or revised proxy voting policies or procedures.



The Guidelines are maintained and implemented by ISS and are an extensive list of common proxy voting issues with recommended voting actions based on the overall goal of achieving maximum shareholder value and protection of shareholder interests. Generally, proxies are voted in accordance with the voting recommendations contained in the Guidelines. If necessary, ProFund Advisors will be consulted by ISS on non-routine issues. Proxy issues identified in the Guidelines include but are not limited to:



      - Election of Directors - considering factors such as director qualifications, term of office and age limits.



      - Proxy Contests - considering factors such as voting for nominees in contested elections and reimbursement of expenses.



      - Election of Auditors - considering factors such as independence and reputation of the auditing firm.



      - Proxy Contest Defenses - considering factors such as board structure and cumulative voting.



      - Tender Offer Defenses - considering factors such as poison pills (stock purchase rights plans) and fair price provisions.



      - Miscellaneous Governance Issues - considering factors such as confidential voting and equal access.



      - Capital Structure - considering factors such as common stock authorization and stock distributions.



      - Executive and Director Compensation - considering factors such as performance goals and employee stock purchase plans.



      - State of Incorporation - considering factors such as state takeover statutes and voting on reincorporation proposals.



      - Mergers and Corporate Restructuring - considering factors such as spin-offs and asset sales.



      - Mutual Fund Proxy Voting - considering factors such as election of directors and proxy contests.



      - Consumer and Public Safety Issues - considering factors such as social and environmental issues as well as labor issues.



A full description of each Guideline and voting policy is maintained by ProFund Advisors, and a complete copy of the Guidelines is available upon request.



CONFLICTS OF INTEREST



From time to time, proxy issues may pose a material conflict of interest between a fund's shareholders and ProFund Advisors, the underwriter or any affiliates thereof. Due to the limited nature of ProFund Advisors' activities (e.g., no underwriting business, no publicly traded affiliates, no investment banking activities, and no research recommendations), conflicts of interest are likely to be infrequent. Nevertheless, it shall be the duty of the Proxy Committee to monitor potential conflicts of interest. In the event a conflict of interest arises, ProFund Advisors will direct ISS to use its independent judgment to vote affected proxies in accordance with approved guidelines. The Proxy Committee will disclose to TAM the voting issues that created the conflict of interest and the manner in which ISS voted such proxies.


TEMPLETON INVESTMENT COUNSEL, LLC


PROXY VOTING POLICIES & PROCEDURES



RESPONSIBILITY OF INVESTMENT MANAGER TO VOTE PROXIES



Templeton Investment Counsel, LLC (hereinafter "Investment Manager") has delegated its administrative duties with respect to voting proxies to the Proxy Group within Franklin Templeton Companies, LLC (the "Proxy Group"), a wholly-owned subsidiary of Franklin Resources, Inc. Franklin Templeton Companies, LLC provides a variety of general corporate services to its affiliates, including but not limited to legal and compliance activities. Proxy duties consist of analyzing proxy statements of issuers whose stock is owned by any client (including both investment companies and any separate accounts managed by Investment Manager) that has either delegated proxy voting administrative responsibility to Investment Manager or has asked for information and/or recommendations on the issues to be voted. The Proxy Group will process proxy votes on behalf of, and Investment Manager votes proxies solely in the interests of, separate account clients, Investment Manager-managed mutual fund shareholders, or, where employee benefit plan assets are involved, in the interests of the plan participants and beneficiaries (collectively, "Advisory Clients") that have properly delegated such responsibility or will inform Advisory Clients that have not delegated the voting responsibility but that have requested voting advice about Investment Manager's views on such proxy votes. The Proxy Group also provides these services to other advisory affiliates of Investment Manager.


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HOW INVESTMENT MANAGER VOTES PROXIES



FIDUCIARY CONSIDERATIONS



All proxies received by the Proxy Group will be voted based upon Investment Manager's instructions and/or policies. To assist it in analyzing proxies, Investment Manager subscribes to RiskMetrics Group ("RiskMetrics"), an unaffiliated third party corporate governance research service that provides in-depth analyses of shareholder meeting agendas, vote recommendations, record keeping and vote disclosure services. In addition, Investment Manager subscribes to Glass Lewis & Co., LLC ("Glass Lewis"), an unaffiliated third party analytical research firm, to receive analyses and vote recommendations on the shareholder meetings of publicly held U.S. companies. Although RiskMetrics' and/or Glass Lewis's analyses are thoroughly reviewed and considered in making a final voting decision, Investment Manager does not consider recommendations from RiskMetrics, Glass Lewis, or any other third party to be determinative of Investment Manager's ultimate decision. As a matter of policy, the officers, directors and employees of Investment Manager and the Proxy Group will not be influenced by outside sources whose interests conflict with the interests of Advisory Clients.



CONFLICTS OF INTEREST



All conflicts of interest will be resolved in the interests of the Advisory Clients. Investment Manager is an affiliate of a large, diverse financial services firm with many affiliates and makes its best efforts to avoid conflicts of interest. However, conflicts of interest can arise in situations where:



      1.    The issuer is a client(1) of Investment Manager or its affiliates;



      2. The issuer is a vendor whose products or services are material or significant to the business of Investment Manager or its affiliates;



      3. The issuer is an entity participating to a material extent in the distribution of investment products advised, administered or sponsored by Investment Manager or its affiliates (e.g., a broker, dealer or bank);(2)



      4.    The issuer is a significant executing broker dealer; (3)



      5. An Access Person(4) of Investment Manager or its affiliates also serves as a director or officer of the issuer;



      6. A director or trustee of Franklin Resources, Inc. or any of its subsidiaries or of a Franklin Templeton investment product, or an immediate family member(5) of such director or trustee, also serves as an officer or director of the issuer; or



      7. The issuer is Franklin Resources, Inc. or any of its proprietary investment products.



Nonetheless, even though a potential conflict of interest exists, the Investment Manager may vote in opposition to the recommendations of an issuer's management.



Material conflicts of interest are identified by the Proxy Group based upon analyses of client, distributor, broker dealer and vendor lists, information periodically gathered from directors and officers, and information derived from other sources, including public filings. The Proxy Group gathers and analyzes this information on a best efforts basis, as much of this information is provided directly by individuals and groups other than the Proxy Group, and the Proxy Group relies on the accuracy of the information it receives from such parties.



In situations where a material conflict of interest is identified between the Investment Manager or one of its affiliates and an issuer, the Proxy Group may defer to the voting recommendation of RiskMetrics, Glass Lewis, or those of another independent third party provider of proxy services or send the proxy directly to the relevant Advisory Clients with the Investment Manager's recommendation regarding the vote for approval. If the conflict is not resolved by the Advisory Client, the Proxy Group may refer the matter, along with the recommended course of action by the Investment Manager, if any, to a Proxy Review Committee comprised of representatives from the Portfolio Management (which may include portfolio managers and/or research analysts employed by Investment Manager), Fund Administration, Legal and Compliance Departments within Franklin Templeton for evaluation and voting



----------
(1) For purposes of this section, a "client" does not include underlying investors in a commingled trust, Canadian pooled fund, or other pooled investment vehicle managed by the Investment Manager or its affiliates. Sponsors of funds sub-advised by Investment Manager or its affiliates will be considered a "client."



(2) The top 40 distributors (based on aggregate 12b-1 distribution fees) will be considered to present a potential conflict of interest. In addition, any insurance company that has entered into a participation agreement with a Franklin Templeton entity to distribute the Franklin Templeton Variable Insurance Products Trust or other variable products will be considered to present a potential conflict of interest.



(3) The top 40 executing broker-dealers (based on gross brokerage commissions and client commissions).



(4) "Access Person" shall have the meaning provided under the current Code of Ethics of Franklin Resources, Inc.



(5) The term "immediate family member" means a person's spouse; child residing in the person's household (including step and adoptive children); and any dependent of the person, as defined in Section 152 of the Internal Revenue Code (26 U.S.C. 152).

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instructions. The Proxy Review Committee may defer to the voting recommendation of RiskMetrics, Glass Lewis, or those of another independent third party provider of proxy services or send the proxy directly to the relevant Advisory Clients.



Where the Proxy Group or the Proxy Review Committee refer a matter to an Advisory Client, it may rely upon the instructions of a representative of the Advisory Client, such as the board of directors or trustees, a committee of the board, or an appointed delegate in the case of a U. S. registered mutual fund, the conducting officer in the case of an open-ended collective investment scheme formed as a Societe d'investissement a capital variable (SICAV), the Independent Review Committee for Canadian investment funds, or a plan administrator in the case of an employee benefit plan. The Proxy Group or the Proxy Review Committee may determine to vote all shares held by Advisory Clients in accordance with the instructions of one or more of the Advisory Clients.



The Proxy Review Committee may independently review proxies that are identified as presenting material conflicts of interest; determine the appropriate action to be taken in such situations (including whether to defer to an independent third party or refer a matter to an Advisory Client); report the results of such votes to Investment Manager's clients as may be requested; and recommend changes to the Proxy Voting Policies and Procedures as appropriate.



The Proxy Review Committee will also decide whether to vote proxies for securities deemed to present conflicts of interest that are sold following a record date, but before a shareholder meeting date. The Proxy Review Committee may consider various factors in deciding whether to vote such proxies, including Investment Manager's long-term view of the issuer's securities for investment, or it may defer the decision to vote to the applicable Advisory Client.



Where a material conflict of interest has been identified, but the items on which the Investment Manager's vote recommendations differ from Glass Lewis, RiskMetrics, or another independent third party provider of proxy services relate specifically to (1) shareholder proposals regarding social or environmental issues or political contributions, (2) "Other Business" without describing the matters that might be considered, or (3) items the Investment Manager wishes to vote in opposition to the recommendations of an issuer's management, the Proxy Group may defer to the vote recommendations of the Investment Manager rather than sending the proxy directly to the relevant Advisory Clients for approval.



To avoid certain potential conflicts of interest, the Investment Manager will employ echo voting, if possible, in the following instances: (1) when a Franklin Templeton investment company invests in an underlying fund in reliance on any one of Sections 12(d)(1)(E), (F), or (G) of the Investment Company Act of 1940, as amended, or pursuant to an SEC exemptive order; (2) when a Franklin Templeton investment company invests uninvested cash in affiliated money market funds pursuant to an SEC exemptive order ("cash sweep arrangement"); or (3) when required pursuant to an account's governing documents or applicable law. Echo voting means that the Investment Manager will vote the shares in the same proportion as the vote of all of the other holders of the fund's shares.



WEIGHT GIVEN MANAGEMENT RECOMMENDATIONS



One of the primary factors Investment Manager considers when determining the desirability of investing in a particular company is the quality and depth of that company's management. Accordingly, the recommendation of management on any issue is a factor that Investment Manager considers in determining how proxies should be voted. However, Investment Manager does not consider recommendations from management to be determinative of Investment Manager's ultimate decision. As a matter of practice, the votes with respect to most issues are cast in accordance with the position of the company's management. Each issue, however, is considered on its own merits, and Investment Manager will not support the position of a company's management in any situation where it determines that the ratification of management's position would adversely affect the investment merits of owning that company's shares.



THE PROXY GROUP



The Proxy Group is part of the Franklin Templeton Companies, LLC Legal Department and is overseen by legal counsel. Full-time staff members are devoted to proxy voting administration and providing support and assistance where needed. On a daily basis, the Proxy Group will review each proxy upon receipt as well as any agendas, materials and recommendations that they receive from RiskMetrics, Glass Lewis, or other sources. The Proxy Group maintains a log of all shareholder meetings that are scheduled for companies whose securities are held by Investment Manager's managed funds and accounts. For each shareholder meeting, a member of the Proxy Group will consult with the research analyst that follows the security and provide the analyst with the meeting notice, agenda, RiskMetrics and/or Glass Lewis analyses, recommendations and any other available information. Except in situations identified as presenting material conflicts of interest, Investment Manager's research analyst and relevant portfolio manager(s) are responsible for making the final voting decision based on their review of the agenda, RiskMetrics and/or Glass Lewis analyses, their knowledge of the company and any other information readily available. In situations where the Investment Manager has not responded with vote recommendations to the Proxy Group by the deadline date, the Proxy Group may defer to the vote recommendations of an independent third party provider of proxy services. Except in cases where the Proxy Group is deferring to the voting recommendation of an independent third party service provider, the Proxy Group must obtain voting instructions from Investment Manager's research analyst, relevant portfolio manager(s), legal counsel and/or the Advisory Client or Proxy Review Committee prior to submitting the vote. In the event that an account holds a security that the Investment Manager did not purchase on its behalf, and the Investment Manager does not normally consider the security as a potential investment for other accounts, the Proxy Group may defer to the voting recommendations of an independent third party service provider.



GENERAL PROXY VOTING GUIDELINES



Investment Manager has adopted general guidelines for voting proxies as summarized below. In keeping with its fiduciary obligations to its Advisory Clients, Investment Manager reviews all proposals, even those that may be considered to be routine matters. Although these guidelines are to be followed as a general policy, in all cases each proxy and proposal will be considered based on the relevant facts and circumstances. Investment Manager may deviate from the general policies and procedures when it determines that the particular facts and circumstances warrant such deviation to protect the interests of the Advisory Clients. These guidelines cannot provide an exhaustive list of all the issues that may arise nor can Investment Manager anticipate all future situations. Corporate governance issues are diverse and continually evolving and Investment Manager devotes significant time and resources to monitor these changes.



INVESTMENT MANAGER'S PROXY VOTING POLICIES AND PRINCIPLES



Investment Manager's proxy voting positions have been developed based on years of experience with proxy voting and corporate governance issues. These principles have been reviewed by various members of Investment Manager's organization, including portfolio management, legal counsel, and Investment Manager's officers. The Board of Directors of Franklin Templeton's U.S.-registered mutual funds will approve the proxy voting policies and procedures annually.



The following guidelines reflect what Investment Manager believes to be good corporate governance and behavior:



BOARD OF DIRECTORS: The election of directors and an independent board are key to good corporate governance. Directors are expected to be competent individuals and they should be accountable and responsive to shareholders. Investment Manager supports an independent board of directors, and prefers that key committees such as audit, nominating, and compensation committees be comprised of independent directors. Investment Manager will generally vote against management efforts to classify a board and will generally support proposals to declassify the board of directors. Investment Manager will consider withholding votes from directors who have attended less than 75% of meetings without a valid reason. While generally in favor of separating Chairman and CEO positions, Investment Manager will review this issue on a case-by-case basis taking into consideration other factors including the company's corporate governance guidelines and performance. Investment Manager evaluates proposals to restore or provide for cumulative voting on a case-by-case basis and considers such factors as corporate governance provisions as well as relative performance. The Investment Manager generally will support non-binding shareholder proposals to require a majority vote standard for the election of directors; however, if these proposals are binding, the Investment Manager will give careful review on a case-by-case basis of the potential ramifications of such implementation.



RATIFICATION OF AUDITORS: Investment Manager will closely scrutinize the role and performance of auditors. On a case-by-case basis, Investment Manager will examine proposals relating to non-audit relationships and non-audit fees. Investment Manager will also consider, on a case-by-case basis, proposals to rotate auditors, and will vote against the ratification of auditors when there is clear and compelling evidence of accounting irregularities or negligence attributable to the auditors.



MANAGEMENT & DIRECTOR COMPENSATION: A company's equity-based compensation plan should be in alignment with the shareholders' long-term interests. Investment Manager believes that executive compensation should be directly linked to the performance of the company. Investment Manager evaluates plans on a case-by-case basis by considering several factors to determine whether the plan is fair and reasonable. Investment Manager reviews the RiskMetrics quantitative model utilized to assess such plans and/or the Glass Lewis evaluation of the plan. Investment Manager will generally oppose plans that have the potential to be excessively dilutive, and will almost always oppose plans that are structured to allow the repricing of underwater options, or plans that have an automatic share replenishment "evergreen" feature. Investment Manager will generally support employee stock option plans in which the purchase price is at least 85% of fair market value, and when potential dilution is 10% or less.



Severance compensation arrangements will be reviewed on a case-by-case basis, although Investment Manager will generally oppose "golden parachutes" that are considered excessive. Investment Manager will normally support proposals that require that a percentage of directors' compensation be in the form of common stock, as it aligns their interests with those of the shareholders.



ANTI-TAKEOVER MECHANISMS AND RELATED ISSUES: Investment Manager generally opposes anti-takeover measures since they tend to reduce shareholder rights. However, as with all proxy issues, Investment Manager conducts an independent review of each anti-takeover proposal. On occasion, Investment Manager may vote with management when the research analyst has concluded that the proposal is not onerous and would not harm Advisory Clients' interests as stockholders. Investment Manager generally supports proposals that require shareholder rights plans ("poison pills") to be subject to a shareholder vote. Investment Manager will closely

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evaluate shareholder rights' plans on a case-by-case basis to determine whether or not they warrant support. Investment Manager will generally vote against any proposal to issue stock that has unequal or subordinate voting rights. In addition, Investment Manager generally opposes any supermajority voting requirements as well as the payment of "greenmail." Investment Manager usually supports "fair price" provisions and confidential voting.



CHANGES TO CAPITAL STRUCTURE: Investment Manager realizes that a company's financing decisions have a significant impact on its shareholders, particularly when they involve the issuance of additional shares of common or preferred stock or the assumption of additional debt. Investment Manager will carefully review, on a case-by-case basis, proposals by companies to increase authorized shares and the purpose for the increase. Investment Manager will generally not vote in favor of dual-class capital structures to increase the number of authorized shares where that class of stock would have superior voting rights. Investment Manager will generally vote in favor of the issuance of preferred stock in cases where the company specifies the voting, dividend, conversion and other rights of such stock and the terms of the preferred stock issuance are deemed reasonable. Investment Manager will review proposals seeking preemptive rights on a case-by-case basis.



MERGERS AND CORPORATE RESTRUCTURING: Mergers and acquisitions will be subject to careful review by the research analyst to determine whether they would be beneficial to shareholders. Investment Manager will analyze various economic and strategic factors in making the final decision on a merger or acquisition. Corporate restructuring proposals are also subject to a thorough examination on a case-by-case basis.



SOCIAL AND CORPORATE POLICY ISSUES: As a fiduciary, Investment Manager is primarily concerned about the financial interests of its Advisory Clients. Investment Manager will generally give management discretion with regard to social, environmental and ethical issues although Investment Manager may vote in favor of those issues that are believed to have significant economic benefits or implications.



GLOBAL CORPORATE GOVERNANCE: Investment Manager manages investments in countries worldwide. Many of the tenets discussed above are applied to Investment Manager's proxy voting decisions for international investments. However, Investment Manager must be flexible in these worldwide markets and must be mindful of the varied market practices of each region. As experienced money managers, Investment Manager's analysts are skilled in understanding the complexities of the regions in which they specialize and are trained to analyze proxy issues germane to their regions.



PROXY PROCEDURES



The Proxy Group is fully cognizant of its responsibility to process proxies and maintain proxy records pursuant to SEC rules and regulations. In addition, Investment Manager understands its fiduciary duty to vote proxies and that proxy voting decisions may affect the value of shareholdings. Therefore, Investment Manager will generally attempt to process every proxy it receives for all domestic and foreign securities. However, there may be situations in which Investment Manager may be unable to vote a proxy, or may chose not to vote a proxy, such as where: (i) a meeting notice was received too late; (ii) there are fees imposed upon the exercise of a vote and it is determined that such fees outweigh the benefit of voting; (iii) there are legal encumbrances to voting, including blocking restrictions in certain markets that preclude the ability to dispose of a security if Investment Manager votes a proxy or where Investment Manager is prohibited from voting by applicable law or other regulatory or market requirements, including but not limited to, effective Powers of Attorney;
(iv) the Investment Manager held shares on the record date but has sold them prior to the meeting date; (v) proxy voting service is not offered by the custodian in the market; (vi) the Investment Manager believes it is not in the best interest of the Advisory Client to vote the proxy for any other reason not enumerated herein; or (vii) a security is subject to a securities lending or similar program that has transferred legal title to the security to another person. Investment Manager or its affiliates may, on behalf of one or more of the registered investment companies advised by Investment Manager or its affiliates, determine to use its best efforts to recall any security on loan where Investment Manager or its affiliates (a) learn of a vote on a material event that may affect a security on loan and (b) determine that it is in the best interests of such registered investment companies to recall the security for voting purposes. Investment Managers will not generally make such efforts on behalf of other Advisory Clients, or notify such Advisory Clients or their custodians that Investment Manager or its affiliates has learned of such a vote.



Investment Manager may vote against an agenda item where no further information is provided, particularly in non-U.S. markets. For example, if "Other Business" is listed on the agenda with no further information included in the proxy materials, Investment Manager may vote against the item to send a message to the company that if it had provided additional information, Investment Manager may have voted in favor of that item. Investment Manager may also enter a "withhold" vote on the election of certain directors from time to time based on individual situations, particularly where Investment Manager is not in favor of electing a director and there is no provision for voting against such director.



The following describes the standard procedures that are to be followed with respect to carrying out Investment Manager's proxy policy:

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      1.    The Proxy Group will identify all Advisory Clients, maintain a list of those clients, and indicate those Advisory Clients who have delegated proxy voting authority to the Investment Manager. The Proxy Group will periodically review and update this list.



      2. All relevant information in the proxy materials received (e.g., the record date of the meeting) will be recorded immediately by the Proxy Group in a database to maintain control over such materials.



      3. The Proxy Group will review and compile information on each proxy upon receipt of any agendas, materials, reports, recommendations from RiskMetrics and/or Glass Lewis, or other information. The Proxy Group will then forward this information to the appropriate research analyst and/or legal counsel for review and voting instructions.



      4. In determining how to vote, Investment Manager's analysts and relevant portfolio manager(s) will consider the General Proxy Voting Guidelines set forth above, their in-depth knowledge of the company, any readily available information and research about the company and its agenda items, and the recommendations put forth by RiskMetrics, Glass Lewis, or other independent third party providers of proxy services.



      5. The Proxy Group is responsible for maintaining the documentation that supports Investment Manager's voting position. Such documentation may include, but is not limited to, any information provided by RiskMetrics, Glass Lewis, or other proxy service providers, and, especially as to non-routine, materially significant or controversial matters, memoranda describing the position it has taken. Additionally, the Proxy Group may include documentation obtained from the research analyst, portfolio manager, legal counsel and/or the Proxy Review Committee.



      6. After the proxy is completed but before it is returned to the issuer and/or its agent, the Proxy Group may review those situations including special or unique documentation to determine that the appropriate documentation has been created, including conflict of interest screening.



      7. The Proxy Group will attempt to submit Investment Manager's vote on all proxies to RiskMetrics for processing at least three days prior to the meeting for U.S. securities and 10 days prior to the meeting for foreign securities. However, in certain foreign jurisdictions it may be impossible to return the proxy 10 days in advance of the meeting. In these situations, the Proxy Group will use its best efforts to send the proxy vote to RiskMetrics in sufficient time for the vote to be processed.



      8. The Proxy Group will file Powers of Attorney in all jurisdictions that require such documentation on a best efforts basis.



      9. The Proxy Group prepares reports for each Advisory Client that has requested a record of votes cast. The report specifies the proxy issues that have been voted for the Advisory Client during the requested period and the position taken with respect to each issue. The Proxy Group sends one copy to the Advisory Client, retains a copy in the Proxy Group's files and forwards a copy to either the appropriate portfolio manager or the client service representative. While many Advisory Clients prefer quarterly or annual reports, the Proxy Group will provide reports for any timeframe requested by an Advisory Client.



      10. If the Franklin Templeton Services, LLC Fund Treasury Department learns of a vote on a material event that will affect a security on loan from a proprietary registered investment company, the Fund Treasury Department will notify Investment Manager and obtain instructions regarding whether Investment Manager desires the Fund Treasury Department to contact the custodian bank in an effort to retrieve the securities. If so requested by Investment Manager, the Fund Treasury Department shall use its best efforts to recall any security on loan and will use other practicable and legally enforceable means to ensure that Investment Manager is able to fulfill its fiduciary duty to vote proxies for Advisory Clients with respect to such loaned securities. The Fund Treasury Department will advise the Proxy Group of all recalled securities.



      11. The Proxy Group, in conjunction with Legal Staff responsible for coordinating Fund disclosure, on a timely basis, will file all required Form N-PXs, with respect to proprietary registered investment company clients, disclose that its proxy voting record is available on the web site, and will make available the information disclosed in its Form N-PX as soon as is reasonably practicable after filing Form N-PX with the SEC.



      12. The Proxy Group, in conjunction with Legal Staff responsible for coordinating Fund disclosure, will ensure that all required disclosure about proxy voting of the proprietary registered investment company clients is made in such clients' disclosure documents.



      13. The Proxy Group will review the guidelines of RiskMetrics and Glass Lewis, with special emphasis on the factors they use with respect to proxy voting recommendations.



      14. The Proxy Group will familiarize itself with the procedures of RiskMetrics that govern the transmission of proxy voting information from the Proxy Group to RiskMetrics and periodically review how well this process is functioning.



      15. The Proxy Group will investigate, or cause others to investigate, any and all instances where these Procedures have been violated or there is evidence that they are not being followed. Based upon the findings of these investigations, the Proxy Group, if practicable, will recommend amendments to these Procedures to minimize the likelihood of the reoccurrence of non-compliance.

      16.   At least annually, the Proxy Group will verify that:



            - Each proxy or a sample of proxies received has been voted in a manner consistent with these Procedures and the Proxy Voting Guidelines;



            - Each proxy or sample of proxies received has been voted in accordance with the instructions of the Investment Manager;



            - Adequate disclosure has been made to clients and fund shareholders about the procedures and how proxies were voted; and



            - Timely filings were made with applicable regulators related to proxy voting.




The Proxy Group is responsible for maintaining appropriate proxy voting records. Such records will include, but are not limited to, a copy of all materials returned to the issuer and/or its agent, the documentation described above, listings of proxies voted by issuer and by client, and any other relevant information. The Proxy Group may use an outside service such as RiskMetrics to support this function. All records will be retained for at least five years, the first two of which will be on-site. Advisory Clients may request copies of their proxy voting records by calling the Proxy Group collect at 1-954-527-7678, or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Advisory Clients may review Investment Manager's proxy voting policies and procedures on-line at www.franklintempleton.com and may request additional copies by calling the number above. For U.S. proprietary registered investment companies, an annual proxy voting record for the period ending June 30 of each year will be posted to www.franklintempleton.com no later than August 31 of each year. For proprietary Canadian mutual fund products, an annual proxy voting record for the period ending June 30 of each year will be posted to www.franklintempleton.com no later than August 31 of each year. The Proxy Group will periodically review web site posting and update the posting when necessary. In addition, the Proxy Group is responsible for ensuring that the proxy voting policies, procedures and records of the Investment Manager are available as required by law and is responsible for overseeing the filing of such policies, procedures and mutual fund voting records with the SEC, the CSA and other applicable regulators.



As of January 15, 2009


T. ROWE PRICE ASSOCIATES, INC.

                       PROXY VOTING - PROCESS AND POLICIES


T. Rowe Price Associates, Inc. and T. Rowe Price International, Inc. ("T. ROWE PRICE") recognize and adhere to the principle that one of the privileges of owning stock in a company is the right to vote on issues submitted to shareholder vote -- such as election of directors and important matters affecting a company's structure and operations. As an investment adviser with a fiduciary responsibility to its clients, T. Rowe Price analyzes the proxy statements of issuers whose stock is owned by the investment companies that it sponsors and serves as investment adviser. T. Rowe Price also is involved in the proxy process on behalf of its institutional and private counsel clients who have requested such service. For those private counsel clients who have not delegated their voting responsibility but who request advice, T. Rowe Price makes recommendations regarding proxy voting. T. Rowe Price reserves the right to decline to vote proxies in accordance with client-specific voting guidelines.


PROXY ADMINISTRATION

The T. Rowe Price Proxy Committee develops our firm's positions on all major corporate and social responsibility issues, creates guidelines, and oversees the voting process. The Proxy Committee, composed of portfolio managers, investment operations managers, and internal legal counsel, analyzes proxy policies based on whether they would adversely affect shareholders' interests and make a company less attractive to own. In evaluating proxy policies each year, the Proxy Committee relies upon our own fundamental research, independent proxy research provided by third parties such as RiskMetrics Group ("RMG") (formerly known as Institutional Shareholder Services) and Glass Lewis, and information presented by company managements and shareholder groups.

Once the Proxy Committee establishes its recommendations, they are distributed to the firm's portfolio managers as voting guidelines. Ultimately, the portfolio manager decides how to vote on the proxy proposals of companies in his or her portfolio. Because portfolio managers may have differences of opinion on portfolio companies and their proxies, or their portfolios may have different investment objectives, these factors, among others, may lead to different votes between portfolios on the same proxies. When portfolio managers cast votes that are counter to the Proxy Committee's guidelines, they are required to document their reasons in writing to the Proxy Committee. Annually, the Proxy Committee reviews T. Rowe Price's proxy voting process, policies, and voting records.

T. Rowe Price has retained RMG, an expert in the proxy voting and corporate governance area, to provide proxy advisory and voting services. These services include in-depth research, analysis, and voting recommendations as well as vote execution, reporting, auditing and consulting assistance for the handling of proxy voting responsibility and corporate governance-related efforts. While the Proxy Committee relies upon RMG research in establishing T. Rowe Price's voting guidelines -- many of which are consistent with RMG positions -- T. Rowe Price occasionally may deviate from RMG recommendations on some general policy issues and a number of specific proxy proposals.

FIDUCIARY CONSIDERATIONS

T. Rowe Price's decisions with respect to proxy issues are made in light of the anticipated impact of the issue on the desirability of investing in the portfolio company. Proxies are voted solely in the interests of the client, Price Fund shareholders or, where employee benefit plan assets are involved, in the interests of plan participants and beneficiaries. Practicalities and costs involved with international investing may make it impossible at times, and at other times disadvantageous, to vote proxies in every instance. For example, we might refrain from voting if we or our agents are required to appear in person at a shareholder meeting or if the exercise of voting rights results in the imposition of trading or other ownership restrictions.

CONSIDERATION GIVEN MANAGEMENT RECOMMENDATIONS

When determining whether to invest in a particular company, one of the primary factors T. Rowe Price considers is the quality and depth of its management. As a result, T. Rowe Price believes that recommendations of management on most issues should be given weight in determining how proxy issues should be voted.

T. ROWE PRICE VOTING POLICIES

Specific voting guidelines have been established by the Proxy Committee for recurring issues that appear on proxies, which are available to clients upon request. The following is a summary of the more significant T. Rowe Price policies:

Election of Directors


T. Rowe Price generally supports slates with a majority of independent directors. We vote against outside directors that do not meet certain criteria relating to their independence but who serve on key board committees. We vote against directors who are unable to dedicate sufficient time to their board duties due to their commitment to other boards. T. Rowe Price also votes against inside directors serving on key board committees and directors who miss more than one-fourth of the scheduled board meetings. We may vote against directors for failing to establish a formal nominating committee, as well as compensation committee members who approve excessive compensation plans. We support efforts to elect all board members annually because boards with staggered terms act as deterrents to takeover proposals. To strengthen boards' accountability to shareholders, T. Rowe Price generally supports proposals calling for a majority vote threshold for the election of directors.


Executive Compensation


Our goal is to assure that a company's equity-based compensation plan is aligned with shareholders' long-term interests. While we evaluate plans on a case-by-case basis, T. Rowe Price generally opposes compensation packages that provide what we view as excessive awards to a few senior executives or that contain excessively dilutive stock option plans. We base our review on criteria such as the costs associated with the plan, plan features, burn rates which are excessive in relation to the company's peers, dilution to shareholders and comparability to plans in the company's peer group. We generally oppose plans that give a company the ability to reprice options or to grant options at below market prices, unless such plans appropriately balance shareholder and employee interests, and the retention of key personnel has become a genuine risk to the company's business. For companies with particularly egregious pay practices we may vote against compensation committee members. Finally, we vote for proposals (either management or shareholder-sponsored) calling for shareholder ratification of a company's executive compensation practices ("Say-on-Pay" proposals) a majority of the time.


Mergers and Acquisitions - T. Rowe Price considers takeover offers, mergers, and other extraordinary corporate transactions on a case-by-case basis to determine if they are beneficial to shareholders' current and future earnings stream and to ensure that our Price Funds and clients are receiving fair compensation in exchange for their investment.

Anti-takeover, Capital Structure and Corporate Governance Issues
T. Rowe Price generally opposes anti-takeover measures and other proposals designed to limit the ability of shareholders to act on possible transactions. Such anti-takeover mechanisms include classified boards, supermajority voting requirements, dual share classes and poison pills. We also oppose proposals which give management a "blank check" to create new classes of stock with disparate rights and privileges. When voting on capital structure proposals, we will consider the dilutive impact to shareholders and the effect on shareholder rights. We generally support shareholder proposals that call for the separation of the Chairman and CEO positions unless there are sufficient governance safeguards already in place. With respect to proposals for the approval of a company's auditor, we typically oppose auditors who have a significant non-audit relationship with the company.

Social and Corporate Responsibility Issues


T. Rowe Price generally votes with a company's management on social, environmental and corporate responsibility issues unless they have substantial investment implications for the company's business and operations that have not been adequately addressed by management. T. Rowe Price supports well-targeted shareholder proposals on environmental and other public policy issues that are particularly relevant to a company's businesses.

MONITORING AND RESOLVING CONFLICTS OF INTEREST

The Proxy Committee is also responsible for monitoring and resolving possible material conflicts between the interests of T. Rowe Price and those of its clients with respect to proxy voting. We have adopted safeguards to ensure that our proxy voting is not influenced by interests other than those of our clients. While membership on the Proxy Committee is diverse, it does not include individuals whose primary duties relate to client relationship management, marketing or sales. Since our voting guidelines are pre-determined by the Proxy Committee using recommendations from RMG, an independent third party, application of the T. Rowe Price guidelines to vote clients' proxies should in most instances adequately address any possible conflicts of interest. However, for proxy votes inconsistent with T. Rowe Price guidelines, the Proxy Committee reviews all such proxy votes in order to determine whether the portfolio manager's voting rationale appears reasonable. The Proxy Committee also assesses whether any business or other relationships between T. Rowe Price and a portfolio company could have influenced an inconsistent vote on that company's proxy. Issues raising possible conflicts of interest are referred to designated members of the Proxy Committee for immediate resolution prior to the time T. Rowe Price casts its vote. With respect to personal conflicts of interest, T. Rowe Price's Code of Ethics requires all employees to avoid placing themselves in a "compromising position" where their interests may conflict with those of our clients and restricts their ability to engage in certain outside business activities. Portfolio managers or Proxy Committee members with a personal conflict of interest regarding a particular proxy vote must recuse themselves and not participate in the voting decisions with respect to that proxy.

THIRD AVENUE MANAGEMENT LLC

PROXY VOTING POLICIES AND PROCEDURES


This summary describes Third Avenue Management's (as used solely in this proxy policy description, "Third Avenue") policy and procedures for voting securities held in its investment advisory accounts. If you wish to receive a copy of the full policy and procedures or information on how proxies were voted in your account, please contact your account representative.



In general, Third Avenue is responsible for voting securities held in its investment advisory accounts. However, in certain cases, in accordance with the agreement governing the account, the client may expressly retain the authority to vote proxies or delegate voting authority to a third party. In such cases, the policy and procedures below would not apply and Third Avenue would advise the client to instruct its custodian where to forward solicitation materials.


POLICY GUIDELINES


Third Avenue has developed detailed policy guidelines on voting commonly presented proxy issues, which are subject to ongoing review. The guidelines are subject to exceptions on a case-by-case basis, as discussed below. On issues not specifically addressed by the guidelines, Third Avenue would analyze how the proposal may affect the value of the securities held by the affected clients and vote in accordance with what it believes to be the best interests of such clients.


ABSTENTION FROM VOTING


Third Avenue will normally abstain from voting when it believes the cost of voting will exceed the expected benefit to investment advisory clients. The most common circumstances where that may be the case involve foreign proxies and securities out on loan. In addition, Third Avenue may be restricted from voting proxies of a given issuer during certain periods if it has made certain regulatory filings with respect to that issuer.


PROCEDURES


Third Avenue's Legal Department oversees the administration of proxy voting. Under its supervision, the Accounting Department is responsible for processing proxies on securities held in mutual funds for which Third Avenue serves as adviser or sub-adviser(1) and the Operations Department is responsible for processing proxies on securities held in all other investment advisory accounts for which Third Avenue has voting responsibility(1).


SOLE VOTING RESPONSIBILITY


The Operations and Accounting Departments forward proxy and other solicitation materials received to the General Counsel or his designee who shall present the proxies to Third Avenue's Proxy Voting Committee. The Proxy Voting Committee, consisting of senior portfolio managers and research analysts designated by Third Avenue's President, determines how the proxies shall be voted applying Third Avenue's policy guidelines. In most instances, the Committee shall delegate the responsibility for making each voting determination to an appropriate member of the Committee who has primary responsibility for the security in question. Third Avenue's General Counsel or his designee shall participate in all decisions to present issues for a vote, field any conflict issues, document deviations from policy guidelines and document all routine voting decisions. The Proxy Voting Committee may seek the input of Third Avenue's Co-Chief Investment Officers or other portfolio managers or research analysts who may have particular familiarity with the matter to be voted. Any exception to policy guidelines shall be fully documented in writing. Third Avenue's General Counsel instructs the Operations and Accounting Departments to vote the proxies in accordance with determinations reached under the process described above. The Operations and Accounting Departments vote the proxies by an appropriate method in accordance with instructions received.


SHARED VOTING RESPONSIBILITY


Third Avenue may share voting responsibility with a client who has retained the right to veto Third Avenue's voting decisions. Under such circumstances, the Operations Department would provide a copy of the proxy material to the client reserving this right, along with Third Avenue's determination of how it plans vote the proxy, unless instructed otherwise by the client prior to the relevant deadline.


Conflicts of Interest


Should any portfolio manager, research analyst, member of senior management or anyone else at Third Avenue who may have direct or indirect influence on proxy voting decisions become aware of a potential or actual conflict of interest in voting a proxy or the appearance of a conflict of interest, that person shall bring the issue to Third Avenue's General Counsel. Third Avenue's General Counsel shall analyze each potential or actual conflict presented to determine materiality and shall document each situation and its resolution. When presented with an actual or potential conflict in voting a proxy, Third Avenue's General Counsel shall address the matter using an appropriate method to assure that the proxy vote is free from any improper influence, by (1) determining that there is no conflict or that it is immaterial, (2) ensuring that Third Avenue votes in accordance with a predetermined policy, (3) following the published voting policy of Institutional Shareholder Services, (4) engaging an independent third party professional to vote the proxy or advise Third Avenue how to vote or (5) presenting the conflict to one or more of the clients involved and obtaining direction on how to vote.


Recordkeeping


Third Avenue shall maintain required records relating to votes cast, client requests for information and Third Avenue's proxy voting policies and procedures in accordance with applicable law.



(1) Advisers of certain mutual funds sub-advised by Third Avenue have retained their own authority to vote proxies.



TRANSAMERICA ASSET MANAGEMENT, INC.



            PROXY VOTING POLICIES AND PROCEDURES ("TAM PROXY POLICY")



I. Purpose



The TAM Proxy Policy is adopted in accordance with Rule 206(4)-6 under the Investment Advisers Act of 1940 (the "Advisers Act") and TAM's fiduciary and other duties to its clients. The purpose of the TAM Proxy Policy is to ensure that where TAM exercises proxy voting authority with respect to client securities it does so in the best interests of the client, and that Sub-Advisers (as defined below) to TAM clients exercise voting authority with respect to TAM client securities in accordance with policies and procedures adopted by the Sub-Advisers under Rule 206(4)-6 and approved by the TAM client.



II. TAM's Advisory Activities



TAM acts as investment adviser to Transamerica Funds, Transamerica Income Shares, Inc., Transamerica Investors, Inc., Transamerica Partners Portfolios, Transamerica Asset Allocation Variable Funds, The Transamerica Partners Funds Group, The Transamerica Partners Funds Group II and Transamerica Series Trust (collectively, the "Funds"). For most of the investment portfolios comprising the Funds, TAM has delegated day-to-day management of the portfolio, including the authority to buy, sell, or hold securities in the portfolio and to exercise proxy voting authority with respect to those securities, to one or more investment sub-advisers, pursuant to sub-advisory agreements entered into between TAM and each sub-adviser (each, a "Sub-Adviser" and collectively, the "Sub-Advisers") and approved by the Board of Trustees/Directors of the client Fund (the "Board"). TAM serves as a "manager of managers" with respect to the Sub-Advisers and monitors their activities in accordance with the terms of an exemptive order granted by the Securities and Exchange Commission (Release No. IC-23379, August 5, 1998).



III. Summary of the TAM Proxy Policy



TAM delegates the responsibility to exercise voting authority with respect to securities held in the Funds' portfolios for which one or more Sub-Advisers has been retained to the Sub-Adviser(s) for each such portfolio, in accordance with each applicable Sub-Adviser Proxy Policy (as defined below). TAM will collect and review each Sub-Adviser Proxy Policy, together with a certification from the Sub-Adviser that the Sub-Adviser Proxy Policy complies with Rule 206(4)-6, and submit these materials to the Board for approval. In the event that TAM is called upon to exercise voting authority with respect to client securities, TAM generally will vote in accordance with the recommendation of Institutional Shareholder Services, Inc. ("ISS") or another qualified independent third party, except that if TAM believes the recommendation would not be in the best interest of the relevant portfolio and its shareholders, TAM will consult the Board of the relevant Fund (or a Committee of the Board) and vote in accordance with instructions from the Board or Committee.



IV. Delegation of Proxy Voting Authority to Sub-Advisers



TAM delegates to each Sub-Adviser the responsibility to exercise voting authority with respect to securities held by the portfolio(s), or portion thereof, managed by the Sub-Adviser. Each Sub-Adviser is responsible for monitoring, evaluating and voting on all proxy matters with regard to investments the Sub-Adviser manages for the Funds in accordance with the Sub-Adviser's proxy voting policies and procedures adopted to comply with Rule 206(4)-6 (each, a "Sub-Adviser Proxy Policy" and collectively, the "Sub-Adviser Proxy Policies").



V. Administration, Review and Submission to Board of Sub-Adviser Proxy Policies



      A.    Appointment of Proxy Administrator



      TAM will appoint an officer to be responsible for collecting and reviewing the Sub-Adviser Proxy Policies and carrying out the other duties set forth herein (the "Proxy Administrator").



      B.    Initial Review



            1. The Proxy Administrator will collect from each Sub-Adviser:



                  a)    its Sub-Adviser Proxy Policy;



                  b) a certification from the Sub-Adviser that (i) its Sub-Adviser Proxy Policy is reasonably designed to ensure that the Sub-Adviser votes client securities in the best interest of clients, and that the Sub-Adviser Proxy Policy includes an explanation of how the Sub-Adviser addresses material conflicts that may arise between the Sub-Adviser's interests and those of its clients, (ii) the Sub-Adviser Proxy Policy has been adopted in accordance with Rule 206(4)-6, and (iii) the Sub-Adviser Proxy Policy complies the terms of Rule 206(4)-6; and



                  c) a summary of the Sub-Adviser Proxy Policy suitable for inclusion in the client Fund's registration statement, in compliance with Item 13(f) of Form N-1A, and a certification to that effect.



            2. The Proxy Administrator will review each Sub-Adviser Proxy Policy with a view to TAM making a recommendation to the Board. In conducting its review, TAM recognizes that the Securities and Exchange Commission has not adopted specific policies or procedures for advisers, or provided a list of approved procedures, but has left advisers the flexibility to craft policies and procedures suitable to their business and the nature of the conflicts they may face. As a consequence, Sub-Adviser Proxy Policies are likely to differ widely. Accordingly, the Proxy Administrator's review of the Sub-Adviser Proxy Policies will be limited to addressing the following matters:



                  a) whether the Sub-Adviser Proxy Policy provides that the Sub-Adviser votes solely in the best interests of clients;



                  b) whether the Sub-Adviser Proxy Policy includes a description of how the Sub-Adviser addresses material conflicts of interest that may arise between the Sub-Adviser or its affiliates and its clients; and



                  c) whether the Sub-Adviser Proxy Policy includes both general policies and procedures as well as policies with respect to specific types of issues (for this purpose general policies include any delegation to a third party, policies relating to matters that may substantially affect the rights or privileges of security holders, and policies regarding the extent of weight given to the view of the portfolio company management; specific issues include corporate governance matters, changes to capital structure, stock option plans and other management compensation issues, and social corporate responsibility issues, among others).



            3. The Proxy Administrator will review the certification provided pursuant to paragraph 1(b) above for completeness, and will review the summary provided pursuant to paragraph 1(c) above for compliance with the requirements of Form N-1A.



            4. TAM will provide to the Board (or a Board Committee), the materials referred to in Section V.B.1. and a recommendation pursuant to the Proxy Administrator's review of the Sub-Adviser Proxy Policy provided for in
Section V.B.2.

            5. TAM will follow the same procedure in connection with the engagement of any new Sub-Adviser.



      C.    Subsequent Review



      TAM will request that each Sub-Adviser provide TAM with prompt notice of any material change in its Sub-Adviser Proxy Policy. TAM will report any such changes at the next quarterly Board meeting of the applicable Fund. No less frequently than once each calendar year, TAM will request that each Sub-Adviser provide TAM with its current Sub-Adviser Proxy Policy, or certify that there have been no material changes to its Sub-Adviser Proxy Policy or that all material changes have been previously provided for review by TAM and approval by the relevant Board(s), and that the Sub-Adviser Proxy Policy continues to comply with Rule 206(4)-6.



      D.    Record of Proxy Votes Exercised by Sub-Adviser



      The Proxy Administrator, or a third party as permitted by regulations issued by the Securities and Exchange Commission (such as ISS), will maintain a record of any proxy votes (including the information called for in Items 1(a) through (i) of Form N-PX) exercised by the Sub-Adviser on behalf of a portfolio of the Funds. The Proxy Administrator, or a third party as permitted by regulations issued by the Securities and Exchange Commission (such as ISS), will maintain a complete proxy voting record with respect to each Fund. If TAM utilizes the services of a third party for maintaining the records above specified, TAM shall obtain an undertaking from the third party that it will provide the records promptly upon request.



VI. TAM EXERCISE OF PROXY VOTING AUTHORITY



      A.    Use of Independent Third Party



      If TAM is called upon to exercise voting authority on behalf of a Fund client, TAM will vote in accordance with the recommendations of ISS or another qualified independent third party (the "Independent Third Party"), provided that TAM agrees that the voting recommendation issued by the Independent Third Party reflects the best interests of the relevant portfolio and its shareholders.



      B.    Conflict with View of Independent Third Party



      If, in its review of the Independent Third Party recommendation, TAM believes that the recommendation is not in the best interests of the Fund client, TAM will submit to the Board (or a Board Committee) its reasons for disagreeing with the Independent Third Party, as well as full disclosure of any conflict of interest between TAM or its affiliates and the Fund in connection with the vote, and seek consent of the Board (or Committee) with respect to TAM's proposed vote.



      C.    Asset Allocation Portfolios



      For any asset allocation portfolio managed by TAM and operated, in whole or in part, as a "fund of funds", TAM will vote proxies in accordance with the recommendations of the Board(s) of the Fund(s). If any such asset allocation portfolio holds shares of a registered investment company that is not a portfolio of a Fund, TAM will seek Board (or Committee) consent with respect to TAM's proposed vote in accordance with the provisions of Section VI.B.



VII. CONFLICTS OF INTEREST BETWEEN TAM OR ITS AFFILIATES AND THE FUNDS



The TAM Proxy Voting Policy addresses material conflicts that may arise between TAM or its affiliates and the Funds by, in every case where TAM exercises voting discretion, either (i) providing for voting in accordance with the recommendation of the Independent Third Party or Board(s); or (ii) obtaining the consent of the Board (or a Board Committee) with full disclosure of the conflict.



VIII. RECORDKEEPING



      A.    Records Generally Maintained



      In accordance with Rule 204-2(c)(2) under the Advisers Act, the Proxy Administrator shall cause TAM to maintain the following records:



            1. the TAM Proxy Voting Policy; and



            2. records of Fund client requests for TAM proxy voting information.

      B.    Records for TAM Exercise of Proxy Voting Authority



      In accordance with Rule 204-2(c)(2) under the Advisers Act, if TAM exercises proxy voting authority pursuant to Section VI above, TAM, or a third party as permitted by regulations issued by the Securities and Exchange Commission (such as ISS), shall make and maintain the following records:



            1. proxy statements received regarding matters it has voted on behalf of Fund clients;



            2. records of votes cast by TAM; and



            3. copies of any documents created by TAM that were material to deciding how to vote proxies on behalf of Fund clients or that memorialize the basis for such a decision.



      If TAM utilizes the services of a third party for maintaining the records above specified, TAM shall obtain an undertaking from the third party that it will provide the records promptly upon request.



      C.    Records Pertaining to Sub-Adviser Proxy Policies



      The Proxy Administrator will cause TAM and/or a third party as permitted by regulations issued by the Securities and Exchange Commission (such as ISS), to maintain the following records:



            1. each Sub-Adviser Proxy Policy; and



            2. the materials delineated in Article V above.



      If TAM utilizes the services of a third party for maintaining the records above specified, TAM shall obtain an undertaking from the third party that it will provide the records promptly upon request.



      D.    Time Periods for Record Retention



      All books and records required to maintain under this Section VIII will be maintained in an easily accessible place for a period of not less than five years from the end of the fiscal year during which the last entry was made on the record, the first two years in an appropriate office of TAM.



IX. Provision of TAM Proxy Policy to Fund Clients



      The Proxy Administrator will provide each Fund's Board (or a Board Committee) a copy of the TAM Proxy Policy at least once each calendar year.



Last Revised:  July 1, 2008



TRANSAMERICA INVESTMENT MANAGEMENT, LLC
ISSUE DATE: JULY 14, 2008
PROXY VOTING POLICY



I. INTRODUCTION



Normally, clients for whom Transamerica Investment Management, LLC ("TIM") has full discretionary investment authority expect TIM to vote proxies as part of TIM's authority to manage, acquire, and dispose of account assets. As such, TIM will vote on behalf of all accounts for which it has discretionary authority unless clients notify TIM in writing that they have retained the authority to vote their own proxies. A client also may ask TIM to vote its proxies in accordance with the client's specific proxy guidelines. In this situation, TIM will seek to comply with such client guidelines to the extent it would not be inconsistent with TIM's other legal responsibilities.






TIM has established a Proxy Voting Committee (the "Committee"), which has responsibility for review of proxies voted by or to be voted by TIM and the resolution of issues that may arise in the process of voting proxies.

II. STATEMENT OF POLICY



Under the Investment Advisers Act of 1940, TIM is considered a fiduciary that owes each of its clients a duty of care and loyalty with respect to all services TIM undertakes on the client's behalf, including proxy voting. TIM's policy is to vote proxies in the best interest of its clients at all times.



TIM, on occasion, may determine to abstain from voting a proxy or a specific proxy item when it concludes that the potential benefit of voting is outweighed by the cost or when it is not in the client account's best interest to vote.



III. GUIDELINES



TIM has adopted proxy voting policy guidelines (the "Guidelines") regarding certain issues that may come before shareholders from time to time. These Guidelines provide a roadmap for arriving at voting decisions and are not meant to be exhaustive of all issues that may be raised in any or all proxy ballots.












The Committee is responsible for the ongoing review and revision of the Guidelines, with such advice, participation and research as the Committee deems appropriate from TIM portfolio managers, independent third parties or other knowledgeable interested parties.



The Guidelines may be reviewed at any time upon the request of any Committee member and may be amended or deleted upon the vote of a majority of voting Committee members present at a Committee meeting for which there is a quorum.



The Committee is responsible for determining how the Guidelines will be applied to specific proxy votes, given all the facts and circumstances. With respect to any particular proxy issue, the Committee may elect to vote contrary to the Guidelines if the Committee determines that doing so is, in the Committee's judgment, in the best interest of TIM's clients.



IV. INDEPENDENT THIRD PARTY



TIM maintains the services of a qualified independent third party (currently RiskMetrics Group ("RMG") f/k/a Institutional Shareholder Services) to provide guidance on proxy voting issues, analyze proxy statements on behalf of the accounts TIM manages and recommend proxy votes generally in accordance with the Guidelines. TIM will consider the research provided by RMG when making voting decisions on proxy issues. TIM also receives Research Papers from Glass Lewis with respect to issuers and proxy voting recommendations. However, the final determination on voting rests with TIM.



Any requests for deviations from an RMG voting recommendation must be reported to the Compliance Department where an assessment will be made as to whether a potential or actual conflict of interest has impacted the request and whether the issue should be reported to the Committee for further consideration before the vote is made.



V. PROXY VOTING COMMITTEE



The Committee has responsibility for ensuring that proxy votes on behalf of TIM's clients are made in accordance with TIM's proxy voting policy.



The Committee has general responsibility for determining how to address proxy votes made on behalf of all TIM clients, except for clients who have retained the right to vote their own proxies, either generally or on any specific matter. In carrying out this responsibility, the Committee shall seek to ensure that proxy votes are made solely in the best interest of clients and are determined in a manner free from unwarranted or inappropriate influences. The Committee also oversees the overall administration of proxy voting for TIM accounts. The Committee may delegate day-to-day administrative responsibilities to other TIM personnel and/or outside service providers, as appropriate.



Issues will be raised to the Committee when needed and as appropriate to effectively carry out TIM's proxy policy. If necessary, the Committee may review written materials pertinent to the vote at hand and may hear verbal opinions from relevant portfolio managers and/or analysts as needed to fully consider the investment merits of the vote.



The Committee also may review vote recommendations from RMG or any other independent third party, particularly when questions are raised by portfolio managers or analysts on possible conflicts of interest.



The Committee will document its basis for (a) any determination to vote a particular proxy in a manner contrary to the Guidelines, (b) any determination to vote a particular proxy in a non-uniform manner among TIM accounts and (c) any other material determination made by the Committee.



The Committee meets on a semi-annual and on an as-needed basis. Committee members may meet either in person or via teleconference. The Committee will consist of at least one portfolio manager, the Chief Compliance Officer, and other staff members of TIM as the Committee may designate from time to time. Committee members may select designees in the event that they are unable to convene with the Committee.

VI. CONFLICTS OF INTEREST



When voting proxies, TIM must consider the interests of its clients and not its own interests. TIM recognizes that potential or actual material conflicts may arise between the interests of TIM and its clients that must be properly addressed and resolved before TIM votes. To address these concerns, the Committee identifies conflicts of interest and resolves them in order to avoid any impropriety or the appearance of impropriety.






Identifying Conflicts of Interest



All conflicts of interest shall be brought to the Committee's attention for resolution. The following situations may give rise to a conflict of interest:



      -     an employee has a relationship with the issuer;



      -     the issuer is an AEGON or Transamerica affiliate; or



      - any matter involving a client that generates substantial revenue for TIM, any client that is also an owner of TIM, or any other issue that the Committee determines is an actual or potential conflict. Assessing Materiality of Conflicts of Interest and Addressing Material Conflicts of Interest



A. The Committee will determine whether a conflict of interest is material. A conflict of interest will be considered material to the extent it is determined that such conflict has the potential to influence TIM's decision-making in voting the proxy. A conflict of interest shall be deemed material in the event that the issuer that is the subject of the proxy or any executive officer of that issuer has a client relationship with TIM of the type described above. All other materiality determinations will be based on an assessment of the particular facts and circumstances.



B. If the Committee determines that a conflict of interest is not material, TIM may vote the proxies notwithstanding the existence of the conflict.



C. If the Committee determines that a conflict of interest is material, one or more of the following methods may be used to resolve the conflict, including:



      - voting in accordance with the recommendation of RMG or another independent third party;



      - disclosing the conflict to the client and obtaining its consent before voting;



      - suggesting to the client that it engage another party to vote the proxy on its behalf;



      - in the case of a conflict of interest resulting from a particular employee's personal relationships, removing such employee from the decision-making process with respect to such proxy vote; or



      - such other method as is deemed appropriate under the particular facts and circumstances, given the nature of the conflict, etc.



The Committee will periodically review and assess RMG's policies, procedures and practices with respect to the disclosure and handling of conflicts of interest.



The Minutes of the Committee meetings shall document the method used to resolve material conflicts of interest.



VII. PROVISION OF TIM'S PROXY VOTING POLICY



Advisers are required to disclose to clients the means by which they can obtain information from the adviser on how their securities were voted. Advisers also are required to describe their proxy voting policies to clients; and, upon request provide clients with a copy of those policies.



TIM will make the required disclosures in its Form ADV Part II, which is sent to all prospective clients and made available to all current clients upon request. TIM also will make available to all clients a copy of its proxy voting policy by maintaining a current version of the policy on its website at www.timllc.com. A copy of the policy will be mailed to any client at any time upon request.






Upon request from a client, the Compliance Department will coordinate with the appropriate officer of the client to provide a record of the pertinent portion of TIM's proxy voting record.



VIII. RECORDKEEPING



The Compliance Department shall maintain the following records relating to proxy voting:



      -     a copy of this policy;



      -     a copy of the Guidelines;



      - the Minutes of the Committee meetings relating to the identification and resolution of any conflicts of interest;

      - any documents created by TIM that were material to a proxy voting decision or that memorialized the basis for that decision; and



      - a copy of each written client request for information on how TIM voted proxies on behalf of the client, and a copy of any written response by TIM to any (written or oral) client request for information on how TIM voted proxies on behalf of the requesting client.



RMG shall maintain a copy of each proxy solicitation (including proxy statements) and related materials with regard to each vote.



Such records shall be maintained and preserved in an easily accessible place for a period of not less than five years from the end of the fiscal year during which the last entry was made on such record, the first two years in TIM's principal place of business. The location of all such records shall be documented in accordance with the AEGON record retention program.



In lieu of keeping copies of proxy statements, TIM may rely on proxy statements filed on the EDGAR system as well as on third party records of proxy statements and votes cast if the third party provides an undertaking to provide the documents promptly upon request.

                                   APPENDIX D

                          PORTFOLIO MANAGER INFORMATION

TRANSAMERICA AMERICAN CENTURY LARGE COMPANY VALUE VP


                                REGISTERED INVESTMENT        OTHER POOLED INVESTMENT
                                      COMPANIES                     VEHICLES                    OTHER ACCOUNTS
                               ------------------------     --------------------------     --------------------------
                                             ASSETS                        ASSETS                         ASSETS
   PORTFOLIO MANAGER           NUMBER        MANAGED        NUMBER         MANAGED         NUMBER         MANAGED
-----------------------        ------     -------------     ------     ---------------     ------     ---------------
Charles A. Ritter                10       $ 2.2 billion        1       $ 175.9 million        3       $ 124.5 million
Brendan Healy                    10       $ 2.2 billion        1       $ 175.9 million        3       $ 124.5 million

                               FEE BASED ACCOUNTS
    (THE NUMBER OF ACCOUNTS AND THE TOTAL ASSETS IN THE ACCOUNTS MANAGED BY
     EACH PORTFOLIO MANAGER WITH RESPECT TO WHICH THE ADVISORY FEE IS BASED
                       ON THE PERFORMANCE OF THE ACCOUNT.)

Charles A. Ritter                 0       $   0                0       $     0                0       $     0
Brendan Healy                     0       $   0                0       $     0                0       $     0


CONFLICTS OF INTEREST


As of December 31, 2008, the sub-adviser for the fund believed that certain conflicts of interest may arise in connection with the management of multiple portfolios. Potential conflicts include, for example, conflicts among investment strategies and conflicts in the allocation of investment opportunities. American Century has adopted policies and procedures that are designed to minimize the effects of these conflicts. Responsibility for managing American Century client portfolios is organized according to investment discipline. Investment disciplines include, for example, quantitative equity, small- and mid-cap growth, large-cap growth, value, international, fixed-income, asset allocation, and sector funds. Within each discipline are one or more portfolio teams responsible for managing specific client portfolios. Generally, client portfolios with similar strategies are managed by the same team using the same objective, approach, and philosophy. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which minimizes the potential for conflicts of interest. For each investment strategy, one portfolio is generally designated as the "policy portfolio." Other portfolios with similar investment objectives, guidelines and restrictions are referred to as "tracking portfolios." When managing policy and tracking portfolios, a portfolio team typically purchases and sells securities across all portfolios that the team manages. American Century's trading systems include various order entry programs that assist in the management of multiple portfolios, such as the ability to purchase or sell the same relative amount of one security across several funds. In some cases a tracking portfolio may have additional restrictions or limitations that cause it to be managed separately from the policy portfolio. Portfolio managers make purchase and sale decisions for such portfolios alongside the policy portfolio to the extent the overlap is appropriate, and separately, if the overlap is not. American Century may aggregate orders to purchase or sell the same security for multiple portfolios when it believes such aggregation is consistent with its duty to seek best execution on behalf of its clients. Orders of certain client portfolios may, by investment restriction or otherwise, be determined not available for aggregation. American Century has adopted policies and procedures to minimize the risk that a client portfolio could be systematically advantaged or disadvantaged in connection with the aggregation of orders. To the extent equity trades are aggregated, shares purchased or sold are generally allocated to the participating portfolios pro rata based on order size. Because initial public offerings (IPOs) are usually available in limited supply and in amounts too small to permit across-the-board pro rata allocations, American Century has adopted special procedures designed to promote a fair and equitable allocation of IPO securities among clients over time. Fixed-income securities transactions are not executed through a centralized trading desk. Instead, portfolio teams are D-responsible for executing trades with broker/dealers in a predominantly dealer marketplace. Trade allocation decisions are made by the portfolio manager at the time of trade execution and orders entered on the fixed-income order management system. Finally, investment of American Century's corporate assets in proprietary accounts may raise additional conflicts of interest. To mitigate these potential conflicts of interest, American Century has adopted policies and procedures intended to provide that trading in proprietary accounts is performed in a manner that does not give improper advantage to American Century to the detriment of client portfolios.


COMPENSATION


As of December 31, 2008, each portfolio manager's compensation consisted of a fixed base salary, a discretionary incentive compensation in the form of an annual cash bonus, and deferred compensation plans. The portfolio manager's compensation is not directly tied to the value of assets held in client portfolios. The base pay is in the form of a fixed annual salary. A significant portion of portfolio manager compensation takes the form of an annual incentive bonus tied to performance. Bonus payments are determined by a combination of factors. One factor is fund investment performance. For most American Century mutual funds, investment performance is measured by a combination of one- and three-year pre-tax performance relative to various benchmarks and/or internally-customized peer groups. The performance comparison periods may be adjusted based on a fund's inception date or a portfolio manager's tenure on the fund. Custom peer groups are constructed using all the funds in the indicated categories as a starting point. Funds are then eliminated from the peer group based on a standardized methodology designed to result in a final peer group that is both more stable over the long term (i.e., has less peer turnover) and that more closely represents the fund's true peers based on internal investment mandates. In 2008, American Century began placing increased emphasis on long-term performance and is phasing in five-year performance comparison periods.


Portfolio managers may have responsibility for multiple American Century mutual funds. In such cases, the performance of each is assigned a percentage weight appropriate for the portfolio manager's relative level of responsibility.

Portfolio managers also may have responsibility for portfolios that are managed in a fashion similar to that of other American Century mutual funds. This is the case for Transamerica American Century Large Company Value VP. If the performance of a similarly managed account is considered for purposes of compensation, it is either measured in the same way as a comparable American Century mutual fund (i.e., relative to the performance of a benchmark and/or peer group) or relative to the performance of such mutual fund. Performance of Transamerica American Century Large Company Value VP is not separately considered in determining portfolio manager compensation. A second factor in the bonus calculation relates to the performance of all American Century funds managed according to a particular investment style, such as U.S. growth or value. Performance is measured for each product individually as described above and then combined to create an overall composite for the product group. These composites may measure one-year performance (equal weighted) or a combination of one- and three-year performance (asset weighted) depending on the portfolio manager's responsibilities and products managed. This feature is designed to encourage effective teamwork among portfolio management teams in achieving long-term investment success for similarly styled portfolios. A portion of some portfolio managers' bonuses may be tied to individual performance goals, such as research project and the development of new products. Portfolio managers are eligible for grants of restricted stock of ACC. These grants are discretionary, and eligibility and availability can vary from year to year. The size of an individual's grant is determined by individual and product performance as well as other product-specific considerations. Grants can appreciate/depreciate in value based on the performance of the ACC stock during the restriction period (generally three years). Portfolio managers are eligible for grants of deferred compensation. These grants are used in limited situations, primarily for retention purposes. Grants are fixed and can appreciate/depreciate in value based on the performance of the American Century mutual funds in which the portfolio manager chooses to invest them.

OWNERSHIP OF SECURITIES


As of December 31, 2008, neither of the portfolio managers beneficially owned any equity securities in the portfolio.


TRANSAMERICA ASSET ALLOCATION - CONSERVATIVE VP


                            REGISTERED INVESTMENT          OTHER POOLED INVESTMENT
                                  COMPANIES                         VEHICLES                 OTHER ACCOUNTS*
                          ---------------------------      ------------------------        --------------------------
                                           ASSETS                          ASSETS                           ASSETS
 PORTFOLIO MANAGER        NUMBER           MANAGED         NUMBER         MANAGED          NUMBER           MANAGED
 -----------------        ------       --------------      ------        ----------        ------        ------------
Jon Hale                    15          $13.5 billion        0            $     0          76,714        $0.9 billion
Maciej Kowara               15          $13.5 billion        0            $     0          76,714        $0.9 billion
Jeff McConnell              15          $13.5 billion        0            $     0          76,714        $0.9 billion
Mike Stout                  15          $13.5 billion        0            $     0          76,714        $0.9 billion

                                                   FEE BASED ACCOUNTS
(THE NUMBER OF ACCOUNTS AND THE TOTAL ASSETS IN THE ACCOUNTS MANAGED BY EACH PORTFOLIO MANAGER WITH RESPECT TO WHICH THE
                               ADVISORY FEE IS BASED ON THE PERFORMANCE OF THE ACCOUNT.)
Jon Hale                     0          $   0                0            $     0               0        $  0
Maciej Kowara                0          $   0                0            $     0               0        $  0
Jeff McConnell               0          $   0                0            $     0               0        $  0
Mike Stout                   0          $   0                0            $     0               0        $  0

TRANSAMERICA ASSET ALLOCATION - GROWTH VP


                            REGISTERED INVESTMENT          OTHER POOLED INVESTMENT
                                  COMPANIES                         VEHICLES                 OTHER ACCOUNTS*
                          ---------------------------      ------------------------        --------------------------
                                          ASSETS                           ASSETS                           ASSETS
 PORTFOLIO MANAGER        NUMBER          MANAGED          NUMBER         MANAGED          NUMBER           MANAGED
 -----------------        ------       --------------      ------        ----------        ------       -------------
Jon Hale                    15          $13.6 billion        0            $     0          76,714        $0.9 billion
Maciej Kowara               15          $13.6 billion        0            $     0          76,714        $0.9 billion
Jeff McConnell              15          $13.6 billion        0            $     0          76,714        $0.9 billion
Mike Stout                  15          $13.6 billion        0            $     0          76,714        $0.9 billion

                                                   FEE BASED ACCOUNTS
(THE NUMBER OF ACCOUNTS AND THE TOTAL ASSETS IN THE ACCOUNTS MANAGED BY EACH PORTFOLIO MANAGER WITH RESPECT TO WHICH THE
                               ADVISORY FEE IS BASED ON THE PERFORMANCE OF THE ACCOUNT.)
Jon Hale                     0          $   0                0            $     0               0        $  0
Maciej Kowara                0          $   0                0            $     0               0        $  0
Jeff McConnell               0          $   0                0            $     0               0        $  0
Mike Stout                   0          $   0                0            $     0               0        $  0


TRANSAMERICA ASSET ALLOCATION - MODERATE VP


                            REGISTERED INVESTMENT          OTHER POOLED INVESTMENT
                                  COMPANIES                         VEHICLES                 OTHER ACCOUNTS*
                          ---------------------------      -----------------------         --------------------------
                                          ASSETS                          ASSETS                            ASSETS
 PORTFOLIO MANAGER        NUMBER          MANAGED          NUMBER         MANAGED          NUMBER           MANAGED
 -----------------        ------       --------------      ------        ---------         ------       -------------
Jon Hale                    15          $12.3 billion        0            $     0          76,714        $0.9 billion
Maciej Kowara               15          $12.3 billion        0            $     0          76,714        $0.9 billion
Jeff McConnell              15          $12.3 billion        0            $     0          76,714        $0.9 billion
Mike Stout                  15          $12.3 billion        0            $     0          76,714        $0.9 billion

                                                   FEE BASED ACCOUNTS
(THE NUMBER OF ACCOUNTS AND THE TOTAL ASSETS IN THE ACCOUNTS MANAGED BY EACH PORTFOLIO MANAGER WITH RESPECT TO WHICH THE
                               ADVISORY FEE IS BASED ON THE PERFORMANCE OF THE ACCOUNT.)
Jon Hale                     0          $   0                0            $     0               0        $  0
Maciej Kowara                0          $   0                0            $     0               0        $  0
Jeff McConnell               0          $   0                0            $     0               0        $  0
Mike Stout                   0          $   0                0            $     0               0        $  0


TRANSAMERICA ASSET ALLOCATION - MODERATE GROWTH VP


                            REGISTERED INVESTMENT          OTHER POOLED INVESTMENT
                                  COMPANIES                         VEHICLES                 OTHER ACCOUNTS*
                          ---------------------------      -----------------------         --------------------------
                                          ASSETS                          ASSETS                            ASSETS
 PORTFOLIO MANAGER        NUMBER          MANAGED          NUMBER         MANAGED          NUMBER           MANAGED
 -----------------        ------       --------------      ------        ---------         ------       -------------
Jon Hale                    15          $11.0 billion        0            $     0          76,714        $0.9 billion
Maciej Kowara               15          $11.0 billion        0            $     0          76,714        $0.9 billion
Jeff McConnell              15          $11.0 billion        0            $     0          76,714        $0.9 billion
Mike Stout                  15          $11.0 billion        0            $     0          76,714        $0.9 billion

                                                   FEE BASED ACCOUNTS
(THE NUMBER OF ACCOUNTS AND THE TOTAL ASSETS IN THE ACCOUNTS MANAGED BY EACH PORTFOLIO MANAGER WITH RESPECT TO WHICH THE
                               ADVISORY FEE IS BASED ON THE PERFORMANCE OF THE ACCOUNT.)
Jon Hale                     0          $   0                0            $     0               0        $  0
Maciej Kowara                0          $   0                0            $     0               0        $  0
Jeff McConnell               0          $   0                0            $     0               0        $  0
Mike Stout                   0          $   0                0            $     0               0        $  0

TRANSAMERICA INTERNATIONAL MODERATE GROWTH VP


                            REGISTERED INVESTMENT          OTHER POOLED INVESTMENT
                                  COMPANIES                         VEHICLES                    OTHER ACCOUNTS*
                          ---------------------------      -----------------------         --------------------------
                                          ASSETS                          ASSETS                            ASSETS
 PORTFOLIO MANAGER        NUMBER          MANAGED          NUMBER         MANAGED          NUMBER           MANAGED
 -----------------        ------       --------------      ------        ---------         ------       -------------
Jon Hale                    15          $14.1 billion        0            $     0          76,714        $0.9 billion
Maciej Kowara               15          $14.1 billion        0            $     0          76,714        $0.9 billion
Jeff McConnell              15          $14.1 billion        0            $     0          76,714        $0.9 billion
Mike Stout                  15          $14.1 billion        0            $     0          76,714        $0.9 billion

                                                   FEE BASED ACCOUNTS
(THE NUMBER OF ACCOUNTS AND THE TOTAL ASSETS IN THE ACCOUNTS MANAGED BY EACH PORTFOLIO MANAGER WITH RESPECT TO WHICH THE
                               ADVISORY FEE IS BASED ON THE PERFORMANCE OF THE ACCOUNT.)
Jon Hale                     0          $   0                0            $     0               0        $  0
Maciej Kowara                0          $   0                0            $     0               0        $  0
Jeff McConnell               0          $   0                0            $     0               0        $  0
Mike Stout                   0          $   0                0            $     0               0        $  0


* Relates to individual retirement accounts that Morningstar has discretionary management authority over through its managed account service, which is made available through retirement plan providers and sponsors. In those circumstances in which any of the above funds are included in a retirement plan, Morningstar's managed account service will exclude those funds from its universe of possible investment recommendations to the individual. This exclusion is intended to prevent a prohibited transaction under ERISA.


CONFLICTS OF INTEREST



Morningstar Associates, LLC (the "Portfolio Construction Manager" to Transamerica Asset Allocation - Conservative VP, Transamerica Asset Allocation - Growth VP, Transamerica Asset Allocation - Moderate VP, Transamerica Asset Allocation - Moderate Growth VP and Transamerica International Moderate Growth
VP) is a wholly owned subsidiary of Morningstar, Inc. ("Morningstar"). As part of its overall operation, Morningstar is engaged in the business of providing ratings and analysis on financial products. A potential conflict exists since Morningstar could be providing ratings and analysis on products that the Portfolio Construction Manager provides services to. To mitigate such potential conflict Morningstar has adopted the following procedures to address this situation. First, Morningstar will not create analyst commentary for portfolios where Morningstar's subsidiaries act as a portfolio construction manager /sub-adviser. This commentary is generally subjective in nature and could represent a conflict of interest. This means that the portfolios in which the Portfolio Construction Manager is involved with will not receive written analyst commentary from Morningstar. However, such portfolios will receive Morningstar Star Ratings. These ratings are purely quantitative and therefore cannot be biased by subjective factors. Also, the Morningstar style box assignment is primarily based on quantitative characteristics of the underlying securities in the portfolio. The initial assignment and subsequent style box changes follow established procedures and are subject to review by personnel within the Morningstar Data business unit - a separate and distinct unit within Morningstar. A situation may occur where personnel of the Portfolio Construction Manager provide information to the Morningstar Data unit to clarify style box assignment. However, the assignment process takes place and is monitored by a Morningstar business unit that is completely independently from the Portfolio Construction Manager.



Finally, the Portfolio Construction Manager acts as a portfolio construction manager/sub-adviser to other fund of funds products affiliated with the Transamerica Funds. Similar to its responsibilities with the Transamerica Funds, for these other fund-of-fund products the Portfolio Construction Manager determines the asset allocation percentages, selects underlying funds based on an investment universe defined by a party other than the Portfolio Construction Manager, provides trading instructions to a custodian, and performs on-going monitoring of the asset allocation mix and underlying funds. Given that the underlying holdings of these other fund-of-fund products and the asset allocation portfolios within the Transamerica Funds are registered mutual funds and that investment universe from which underlying holdings are chosen from are determined by someone other than Portfolio Construction Manager, potential conflicts of favoring one product over another in terms of investment opportunities are greatly mitigated


COMPENSATION

All of the above mentioned co-portfolio managers' compensation includes salary, annual bonus, and restricted stock grants. The salary is set as a fixed amount and is determined by the president of Morningstar. The co-portfolio managers' annual bonus is paid from a bonus pool which is a function of the earnings of the Investment Consulting business unit of Morningstar, and the distribution of that pool is at the discretion of the president of Morningstar, who may or may not account for the performance of the funds in allocating that pool. The fee for consulting on the funds accounts for a substantial portion of the revenue and earnings of the Investment Consulting business unit of Morningstar, and because that fee is based on the assets under management in the funds, there is an indirect relationship between the assets under management in the funds and the bonus payout to the portfolio manager. The restricted stock grants are made to the co-portfolio managers from a pool that is distributed at the discretion of the president of Morningstar.

The restricted stock grants are based on the stock of the parent company, Morningstar, Inc., and vest in equal parts over a four-year period.

OWNERSHIP OF SECURITIES


As of December 31, 2008, none of the portfolio managers beneficially own shares of any equity securities in the portfolios.



Transamerica BlackRock Global Allocation VP invests its assets in an underlying mutual fund, the BlackRock Global Allocation V.I. Fund of BlackRock Variable Series Funds, Inc. (the "BlackRock Fund"). According to the BlackRock Fund statement of additional information, the BlackRock Fund's portfolio management information is as follows.



BLACKROCK FUND



                            REGISTERED INVESTMENT          OTHER POOLED INVESTMENT
                                  COMPANIES                         VEHICLES                    OTHER ACCOUNTS
                          ----------------------------     --------------------------      -------------------------
                                          ASSETS                          ASSETS                            ASSETS
 PORTFOLIO MANAGER        NUMBER          MANAGED          NUMBER         MANAGED          NUMBER           MANAGED
 -----------------        ------       ---------------     ------     ---------------      ------        -----------
Dennis W. Stattman           5          $27.92 billion        4        $11.95 billion         0              $    0
Dan Chamby                   5          $27.92 billion        4        $11.95 billion         0              $    0
Romualdo Roldan              5          $27.92 billion        4        $11.95 billion         0              $    0

                                                   FEE BASED ACCOUNTS
(THE NUMBER OF ACCOUNTS AND THE TOTAL ASSETS IN THE ACCOUNTS MANAGED BY EACH PORTFOLIO MANAGER WITH RESPECT TO WHICH THE
                               ADVISORY FEE IS BASED ON THE PERFORMANCE OF THE ACCOUNT.)
Dennis W. Stattman           0          $    0                1         $95.2 million         0              $    0
Dan Chamby                   0          $    0                1         $95.2 million         0              $    0
Romualdo Roldan              0          $    0                1         $95.2 million         0              $    0


TRANSAMERICA BLACKROCK LARGE CAP VALUE VP


                            REGISTERED INVESTMENT          OTHER POOLED INVESTMENT
                                  COMPANIES                         VEHICLES                     OTHER ACCOUNTS
                          ----------------------------     -------------------------       ---------------------------
                                          ASSETS                          ASSETS                            ASSETS
 PORTFOLIO MANAGER        NUMBER          MANAGED          NUMBER         MANAGED          NUMBER           MANAGED
 -----------------        ------       ---------------     ------     --------------       ------      ---------------
Robert C. Doll              24          $13.66 billion       14        $2.95 billion         21          $1.94 billion
Daniel Hanson               24          $13.66 billion       14        $2.95 billion         21          $1.94 billion

                                                   FEE BASED ACCOUNTS
(THE NUMBER OF ACCOUNTS AND THE TOTAL ASSETS IN THE ACCOUNTS MANAGED BY EACH PORTFOLIO MANAGER WITH RESPECT TO WHICH THE
                               ADVISORY FEE IS BASED ON THE PERFORMANCE OF THE ACCOUNT.)
Robert C. Doll               0          $    0                2        $152.7 million         0          $   0
Daniel Hanson                0          $    0                2        $152.7 million         0          $   0



TRANSAMERICA BLACKROCK TACTICAL ALLOCATION VP



                            REGISTERED INVESTMENT          OTHER POOLED INVESTMENT
                                  COMPANIES                         VEHICLES                 OTHER ACCOUNTS
                          ----------------------------     -------------------------       ---------------------------
                                          ASSETS                          ASSETS                            ASSETS
 PORTFOLIO MANAGER        NUMBER          MANAGED          NUMBER         MANAGED          NUMBER           MANAGED
 -----------------        ------       ---------------     ------     --------------       ------      ---------------
Michael Huebsch              0          $   0                2         $223.5 million       156          $42.1 billion
Phillip Green               19          $3.71 billion        5         $540.6 million         3          $491.7 million

                                                   FEE BASED ACCOUNTS
(THE NUMBER OF ACCOUNTS AND THE TOTAL ASSETS IN THE ACCOUNTS MANAGED BY EACH PORTFOLIO MANAGER WITH RESPECT TO WHICH THE
                               ADVISORY FEE IS BASED ON THE PERFORMANCE OF THE ACCOUNT.)
Michael Huebsch              0          $   0                1         $151.7 million         3          $726.1 million
Phillip Green                0          $   0                0         $    0                 3          $491.7 million


CONFLICTS OF INTEREST





BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund. In addition, BlackRock, its affiliates and significant shareholders and any officer, director, stockholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund. BlackRock, or any of its affiliates or significant shareholders, or any officer, director, stockholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock's (or its affiliates' or significant shareholders') officers, directors or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Each portfolio manager also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund. In this connection, it should be noted that Messrs. Huebsch and Green currently manage certain accounts that are subject to performance fees. In addition, a portfolio manager may assist in managing certain hedge funds and may be entitled to receive a portion of any incentive fees earned on such funds and a portion of such incentive fees may be voluntarily or involuntarily deferred. Additional portfolio managers may in the future manage other such accounts or funds and may be entitled to receive incentive fees.



As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock has adopted a policy that is intended to ensure that investment opportunities are allocated fairly and equitably among client accounts over time. This policy also seeks to achieve reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base.



COMPENSATION



BlackRock's financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock such as its Long-Term Retention and Incentive Plan and Restricted Stock Program.



BASE COMPENSATION. Generally, portfolio managers receive base compensation based on their seniority and/or their position with the firm. Senior portfolio managers who perform additional management functions within the portfolio management group or within BlackRock may receive additional compensation for serving in these other capacities.



DISCRETIONARY INCENTIVE COMPENSATION



Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager's group within BlackRock, the investment performance, including risk-adjusted returns, of the firm's assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual's seniority, role within the portfolio management team, teamwork and contribution to the overall performance of these portfolios and BlackRock. In most cases, including for the portfolio managers of the Fund, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Fund or other accounts managed by the portfolio managers are measured. BlackRock's Chief Investment Officers determine the benchmarks against which the performance of funds and other accounts managed by each portfolio manager is compared and the period of time over which performance is evaluated. With respect to the portfolio managers, such benchmarks include the Lipper Mixed Asset Target Allocation Funds classification.



BlackRock's Chief Investment Officers make a subjective determination with respect to the portfolio managers' compensation based on the performance of the funds and other accounts managed by each portfolio manager relative to the various benchmarks noted above. Performance is measured on a pre-tax basis over various time periods including 1, 3 and 5-year periods, as applicable.



DISTRIBUTION OF DISCRETIONARY INCENTIVE COMPENSATION



Discretionary incentive compensation is distributed to portfolio managers in a combination of cash and BlackRock, Inc. restricted stock units which vest ratably over a number of years. The BlackRock, Inc. restricted stock units, if properly vested, will be settled in BlackRock, Inc. common stock. Typically, the cash bonus, when combined with base salary, represents more than 60% of total compensation for the portfolio managers. Paying a portion of annual bonuses in stock puts compensation earned by a portfolio manager for a given year "at risk" based on BlackRock's ability to sustain and improve its performance over future periods.



      Long-Term Retention and Incentive Plan ("LTIP") -- The LTIP is a long-term incentive plan that seeks to reward certain key employees. Prior to 2006, the plan provided for the grant of awards that were expressed as an amount of cash that, if properly vested and subject to the attainment of certain performance goals, will be settled in cash and/or in BlackRock, Inc. common stock. Beginning in 2006, awards are granted under the LTIP in the form of BlackRock, Inc. restricted stock units that, if properly vested and subject to the attainment of certain performance goals, will be settled in BlackRock, Inc. common stock. Messrs. Huebsch and Green have each received awards under the LTIP.



      Deferred Compensation Program -- A portion of the compensation paid to eligible BlackRock employees may be voluntarily deferred into an account that tracks the performance of certain of the firm's investment products. Each participant in the deferred compensation program is permitted to allocate his deferred amounts among the various investment options. Messrs. Huebsch and Green have each participated in the deferred compensation program.



      Options and Restricted Stock Awards -- A portion of the annual compensation of certain employees is mandatorily deferred into BlackRock restricted stock units. Prior to the mandatory deferral into restricted stock units, BlackRock granted stock options to key employees, including certain portfolio managers who may still hold unexercised or unvested options. BlackRock, Inc. also granted restricted stock awards designed to reward certain key employees as an incentive to contribute to the long-term success of BlackRock. These awards vest over a period of years. Mr. Huebsch has been granted stock options and/or restricted stock in prior years.



OTHER COMPENSATION BENEFITS. In addition to base compensation and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:



Incentive Savings Plans -- BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 6% of eligible pay contributed to the plan capped at $4,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation. The RSP offers a range of investment options, including registered investment companies managed by the firm. BlackRock contributions follow the investment direction set by participants for their own contributions or, absent employee investment direction, are invested into a balanced portfolio. The ESPP allows for investment in BlackRock common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares or a dollar value of $25,000. Each portfolio manager is eligible to participate in these plans.


OWNERSHIP OF SECURITIES


As of December 31, 2008, the portfolio managers did not beneficially own any equity securities in the portfolios.



TRANSAMERICA CAPITAL GUARDIAN VALUE VP



                            REGISTERED INVESTMENT          OTHER POOLED INVESTMENT
                                  COMPANIES(1)                      VEHICLES(2)                OTHER ACCOUNTS(3,4)
                          ---------------------------      --------------------------      ----------------------------
                                          ASSETS                          ASSETS                            ASSETS
 PORTFOLIO MANAGER        NUMBER          MANAGED          NUMBER         MANAGED          NUMBER           MANAGED
 -----------------        ------        -------------      ------       -------------      ------        --------------
Todd S. James                5          $1.19 billion         5         $0.28 billion        226         $5.41 billion
Darcy Kopcho(5)              1          $0.23 billion         4         $0.19 billion         18         $1.53 billion
Theodore R. Samuels          9          $1.69 billion        10         $1.52 billion        266         $13.53 billion

                                                   FEE BASED ACCOUNTS
(THE NUMBER OF ACCOUNTS AND THE TOTAL ASSETS IN THE ACCOUNTS MANAGED BY EACH PORTFOLIO MANAGER WITH RESPECT TO WHICH THE
                               ADVISORY FEE IS BASED ON THE PERFORMANCE OF THE ACCOUNT.)
Todd S. James                0          $   0                 0         $   0                  1         $0.15 billion
Darcy Kopcho(5)              0          $   0                 0         $   0                  1         $0.13 billion
Theodore R. Samuels          0          $   0                 0         $   0                  2         $0.96 billion


(1) Assets noted represent the total net assets of registered investment companies and are not indicative of the total assets managed by the individual which will be a substantially lower amount.


(2) Assets noted represent the total net assets of other pooled investment vehicles and are not indicative of the total assets managed by the individual which will be a substantially lower amount.


(3) Assets noted represent the total net assets of other accounts and are not indicative of the total assets managed by the individual which will be a substantially lower amount.

(4) Reflects other professionally managed accounts held at CGTC or companies affiliated with CGTC. Personal brokerage accounts of portfolio managers and their families are not reflected.


(5)   Information for Darcy Kopcho is as of February 28, 2009.

CONFLICTS OF INTEREST

Capital Guardian Trust Company ("CGTC") has adopted policies and procedures that address potential conflicts of interest that may arise between a portfolio manager's management of the fund and his or her management of other funds and accounts, such as conflicts relating to the allocation of investment opportunities, personal investing activities, portfolio manager compensation and proxy voting of portfolio securities. While there is no guarantee that such policies and procedures will be effective in all cases, CGTC believes that all issues relating to potential material conflicts of interest involving this portfolio and its other managed accounts have been addressed.

COMPENSATION


At CGTC, portfolio managers and investment analysts are paid competitive salaries. In addition, they may receive bonuses based on their individual portfolio results and also may participate in profit-sharing plans. The relative mix of compensation represented by bonuses, salary and profit sharing will vary depending on the individual's portfolio results, contributions to the organization and other factors. To encourage a long-term focus, bonuses based on investment results are calculated by comparing pretax total investment returns to relevant benchmarks over the most recent year, a four-year rolling average and an eight-year rolling average with much greater weight placed on the four-year and eight-year rolling averages. For portfolio managers, benchmarks may include both measures of the marketplaces in which the relevant fund invests and measures of the results of comparable mutual funds or consultant universe measures of comparable institutional accounts. For investment analysts, benchmarks include both relevant market measures and appropriate industry indices reflecting their areas of expertise. Analysts are also subjectively compensated for their contributions to the research process.



The benchmarks used to measure performance of the portfolio managers for Transamerica Capital Guardian Value VP include the Russell 1000 Value Index and a customized Growth and Income index based on the Lipper Growth and Income Index.


OWNERSHIP OF SECURITIES


Based on information available for the period ended December 31, 2008, none of the portfolio managers beneficially owned shares of the portfolio.


TRANSAMERICA CLARION GLOBAL REAL ESTATE SECURITIES VP


                                  REGISTERED INVESTMENT  OTHER POOLED INVESTMENT
                                         COMPANIES             VEHICLES             OTHER ACCOUNTS
                                  ---------------------  -----------------------  ------------------
                                              ASSETS                  ASSETS                ASSETS
                                             MANAGED                  MANAGED               MANAGED
      PORTFOLIO MANAGER           NUMBER    (BILLIONS)   NUMBER     (MILLIONS)    NUMBER  (BILLIONS)
-----------------------------     ------    -----------  ------     ------------  ------  ----------
T. Ritson Ferguson                  24       8,292,993     16         866,579       72    1,655,758
Joseph P. Smith                     20       7,894,509     16         866,579       66    1,626,578
Steven D. Burton                    22       7,742,332      3         125,564       55    1,266,837

                                         FEE BASED ACCOUNTS
(THE NUMBER OF ACCOUNTS AND THE TOTAL ASSETS IN THE ACCOUNTS MANAGED BY EACH PORTFOLIO MANAGER WITH
          RESPECT TO WHICH THE ADVISORY FEE IS BASED ON THE PERFORMANCE OF THE ACCOUNT.)

T. Ritson Ferguson                   1         125,390     11         600,258        3      218,588
Joseph P. Smith                      1         125,390     11         600,258        3      218,588
Steven D. Burton                     1         125,390      0               0        2      194,004


CONFLICTS OF INTEREST


As of December 31, 2008, a portfolio manager may be subject to potential conflicts of interest because the portfolio manager is responsible for other accounts in addition to the portfolio. These other accounts may include, among others, other mutual funds, separately managed advisory accounts, commingled trust accounts, insurance separate accounts, wrap fee programs and hedge funds. Potential conflicts may arise out of the implementation of differing investment strategies for a portfolio manager's various accounts, the allocation of investment opportunities among those accounts or differences in the advisory fees paid by the portfolio manager's accounts.



A potential conflict of interest may arise as a result of a portfolio manager's responsibility for multiple accounts with similar investment guidelines. Under these circumstances, a potential investment may be suitable for more than one of the portfolio manager's accounts, but the quantity of the investment available for purchase is less than the aggregate amount the accounts would ideally devote to the opportunity. Similar conflicts may arise when multiple accounts seek to dispose of the same investment.



A portfolio manager may also manage accounts whose objectives and policies differ from those of the portfolio. These differences may be such that under certain circumstances, trading activity appropriate for one account managed by the portfolio manager may have adverse consequences for another account managed by the portfolio manager. For example, if an account were to sell a significant position in a security, which could cause the market price of that security to decrease, while the portfolio maintained its position in that security.



A potential conflict may also arise when a portfolio manager is responsible for accounts that have different advisory fees - the difference in the fees may create an incentive for the portfolio manager to favor one account over another, for example, in terms of access to particularly appealing investment opportunities. This conflict may be heightened where an account is subject to a performance-based fee.



Clarion recognizes the duty of loyalty it owes to its clients and has established and implemented certain policies and procedures designed to control and mitigate conflicts of interest arising from the execution of a variety of portfolio management and trading strategies across the firm's diverse client base. Such policies and procedures include, but are not limited to, (i) investment process, portfolio management and trade allocation procedures (ii) procedures regarding short sales in securities recommended for other clients; and (iii) procedures regarding personal trading by the firm's employees (contained in the Code of Ethics).


COMPENSATION


As of December 31, 2008, there are three pieces of compensation for portfolio managers - base salary, annual bonus and deferred compensation awards. Base salary is reviewed annually and fixed for each year at market competitive levels. Variable bonus and deferred compensation awards are made annually and are based upon individual achievement, over each annual period, of performance objectives established at the beginning of the period. Portfolio managers' objectives include targets for gross performance above specific benchmarks for all portfolios they manage, including the portfolio. With respect to the portfolio, such benchmarks include the Morgan Stanley U.S. REIT Index and the Dow Jones Wilshire Real Estate Securities Index. Compensation is not based on the level of portfolio assets.


OWNERSHIP OF SECURITIES


As of December 31, 2008, none of the portfolio managers beneficially owned any equity securities in the portfolio.



TRANSAMERICA EFFICIENT MARKETS VP



                                  REGISTERED INVESTMENT  OTHER POOLED INVESTMENT
                                        COMPANIES               VEHICLES            OTHER ACCOUNTS
                                  ---------------------  -----------------------  -------------------
                                              ASSETS                 ASSETS                  ASSETS
      PORTFOLIO MANAGER           NUMBER      MANAGED    NUMBER      MANAGED      NUMBER     MANAGED
-----------------------------     ------    -----------  ------  ---------------  ------  -----------
Jeff Whitehead                       0          $0         3     $82 million        2     $27 billion

                                        FEE BASED ACCOUNTS
 (THE NUMBER OF ACCOUNTS AND THE TOTAL ASSETS IN THE ACCOUNTS MANAGED BY EACH PORTFOLIO MANAGER WITH
              RESPECT TO WHICH THE ADVISORY FEE IS BASED ON THE PERFORMANCE OF THE ACCOUNT.)

Jeff Whitehead                       0          $0         0     $ 0                0     $ 0


CONFLICTS OF INTEREST


At AUIM, individual portfolio managers may manage multiple accounts for multiple clients. In addition to the sub-advisory management of the portfolio, AUIM manages separate accounts for institutions and individuals. AUIM manages potential conflicts between accounts through its allocation policies and procedures, internal review processes and oversight by senior management and its Management Review Committee. AUIM has developed trade allocation policies to address potential conflicts in situations where two or more accounts participate in investment decisions involving the same securities using procedures that it considers to be fair and equitable.



COMPENSATION



As of December 31, 2008, a portfolio manager's compensation consists of a fixed base salary, a variable performance incentive and certain stock options. The performance incentive is based on the following factors: business results for the AEGON business unit for which the portfolio manager manages an account, total return results for all accounts managed by the portfolio manager, performance in asset-liability management process for the AEGON business unit, performance on developing profitable investment strategy for AEGON, various projects undertaken during the year and AEGON USA annual earnings results. The portfolio manager participates in AEGON USA's stock-settled stock option plan which typically grants a specified number of options annually. The portfolio manager participates in the sub-adviser's deferred compensation plan, which is based on the same performance factors as the variable performance incentive compensation but payment of which is spread over a three-year period.



OWNERSHIP OF SECURITIES



As of the date of this SAI, the portfolio manager did not beneficially own any shares of the portfolio.

TRANSAMERICA FEDERATED MARKET OPPORTUNITY VP



                                  REGISTERED INVESTMENT  OTHER POOLED INVESTMENT
                                         COMPANIES               VEHICLES           OTHER ACCOUNTS
                                  ---------------------  -----------------------  ------------------
                                              ASSETS                  ASSETS
                                              MANAGED                MANAGED                  ASSETS
      PORTFOLIO MANAGER           NUMBER    (MILLIONS)   NUMBER    (THOUSANDS)    NUMBER     MANAGED
-----------------------------     ------    -----------  ------    -------------  -------    -------
Steven J. Lehman                      3     $1,355.067              $312.441         0         $0
Dana L. Meissner                      0     $        0     0        $      0         0         $0

                                      FEE BASED ACCOUNTS
 (THE NUMBER OF ACCOUNTS AND THE TOTAL ASSETS IN THE ACCOUNTS MANAGED BY EACH PORTFOLIO MANAGER
      WITH RESPECT TO WHICH THE ADVISORY FEE IS BASED ON THE PERFORMANCE OF THE ACCOUNT.)

Steven J. Lehman                      0     $        0     0        $      0         0         $0
Dana L. Meissner                      0     $        0     0        $      0         0         $0



CONFLICTS OF INTEREST



As of December 31, 2008, the sub-adviser for the fund believed, as a general matter, that certain conflicts of interest may arise in connection with a portfolio manager's management of a fund's investments, on the one hand, and the investments of other accounts for which the portfolio manager is responsible, on the other. For example, it is possible that the various accounts managed could have different investment strategies that, at times, might conflict with one another to the possible detriment of the fund. Alternatively, to the extent that the same investment opportunities might be desirable for more than one account, possible conflicts could arise in determining how to allocate them. Other potential conflicts might include conflicts created by specific portfolio manager compensation arrangements, and conflicts relating to selection of brokers or dealers to execute fund portfolio trades and/or specific uses of commissions from portfolio trades ("soft dollars"). The sub-adviser has adopted policies and procedures and has structured the portfolio managers' compensation in a manner reasonably designed to safeguard the fund from being negatively affected as a result of any such potential conflicts.


COMPENSATION


Steven Lehman and Dana L. Meissner are paid a fixed base salary and a variable annual incentive. Base salary is determined within a market competitive position-specific salary range, based on the portfolio manager's experience and performance. The annual incentive amount is determined based primarily on Investment Product Performance (IPP) and, to a lesser extent, Financial Success, and may be paid entirely in cash, or in a combination of cash and restricted stock of Federated Investors, Inc. (Federated). The total combined annual incentive opportunity is intended to be competitive in the market for this portfolio manager role.






IPP is calculated based on another account managed by the portfolio manager. IPP is measured on a rolling 3 and 5 calendar year pre-tax total return basis vs. the Fund's designated peer group of comparable accounts and vs. the Fund's benchmark (i.e., 70% Russell 3000 Value Index/30% Merrill Lynch 91 Day Treasury Bill Index). In addition, IPP will also be measured on a 1 calendar year pre-tax total return basis vs. the adjusted performance of the Merrill Lynch 91 Day Treasury Bill Index. Performance periods are adjusted if a portfolio manager has been managing an account for less than five years; accounts with less than one-year of performance history under a portfolio manager may be excluded. As noted above, Steven Lehman is also the portfolio manager for other accounts in addition to the Fund. Such other accounts may have different benchmarks. Within each performance measurement period, IPP is calculated with an equal weighting of each included account managed by the portfolio manager. A portion of the bonus tied to the IPP score maybe adjusted based on management's assessment of overall contributions to fund performance and any other factors as deemed relevant.


The Financial Success category is designed to tie the portfolio manager's bonus, in part, to Federated's overall financial results. Funding for the Financial Success category maybe determined on a product or asset class basis, as well as on corporate financial results. Senior Management determines individual Financial Success bonuses on a discretionary basis, considering overall contributions and any other factors deemed relevant.




As a general matter, certain conflicts of interest may arise in connection with a portfolio manager's management of a fund's investments, on the one hand, and the investments of other accounts for which the portfolio manager is responsible, on the other. For example, it is possible that the various accounts managed could have different investment strategies that, at times, might conflict with one another to the possible detriment of the Fund. Alternatively, to the extent that the same investment opportunities might be desirable for more than one account, possible conflicts could arise in determining how to allocate them. Other potential conflicts might include conflicts created by specific portfolio manager compensation arrangements, and conflicts relating to selection of brokers or dealers to execute fund portfolio trades and/or specific uses of commissions from Fund portfolio trades (for example, research, or "soft dollars"). The Adviser has adopted policies and procedures and has structured the portfolio managers' compensation in a manner reasonably designed to safeguard the Fund from being negatively affected as a result of any such potential conflicts.

OWNERSHIP OF SECURITIES


As of December 31, 2008, the portfolio managers did not beneficially own any equity securities in the portfolio.



TRANSAMERICA FOXHALL GLOBAL CONSERVATIVE VP
TRANSAMERICA FOXHALL EMERGING MARKETS/PACIFIC RIM VP
TRANSAMERICA FOXHALL GLOBAL GROWTH VP
TRANSAMERICA FOXHALL GLOBAL HARD ASSET VP



                                  REGISTERED INVESTMENT  OTHER POOLED INVESTMENT
                                       COMPANIES                VEHICLES              OTHER ACCOUNTS
                                  ---------------------  -----------------------  -----------------------
                                               ASSETS                     ASSETS                ASSETS
      PORTFOLIO MANAGER           NUMBER      MANAGED    NUMBER          MANAGED  NUMBER        MANAGED
-----------------------------     ------     ----------  ------          -------  ------     ------------
Paul Dietrich                        1       $8 million    0                $0     6,548     $608 million
David H. Morton                      1       $8 million    0                $0     6,548     $608 million
David Sade                           1       $8 million    0                $0     6,548     $608 million

                                       FEE BASED ACCOUNTS
   (THE NUMBER OF ACCOUNTS AND THE TOTAL ASSETS IN THE ACCOUNTS MANAGED BY EACH PORTFOLIO MANAGER
        WITH RESPECT TO WHICH THE ADVISORY FEE IS BASED ON THE PERFORMANCE OF THE ACCOUNT.)

Paul Dietrich                        0       $        0    0                $0         0     $  0
David H. Morton                      0       $        0    0                $0         0     $  0
David Sade                           0       $        0    0                $0         0     $  0



CONFLICTS OF INTEREST



Foxhall and the portfolio managers may carry on substantial investment activities for other funds and client accounts (collectively, "Other Accounts"). As a result, Foxhall and the portfolio managers may have conflicts of interest in allocating their time and activity between the management of the portfolios and the management of Other Accounts. Foxhall and its staff will devote only so much time to the management of the portfolios as in their judgment is necessary and appropriate.



There may be circumstances where Foxhall or the portfolio manager invests a larger percentage of one or more of the Other Accounts' respective assets than the portfolios' assets. Foxhall also may consider participation by its Other Accounts in investment opportunities that Foxhall does not intend to invest, or which are contrary to investments made, on behalf of the portfolios, or vice versa. In addition, Foxhall may charge the Other Accounts fees that are lower than those charged to the portfolios.



The investment decisions for the portfolios are made independently from those for other accounts that may be managed by Foxhall. Foxhall and its affiliates may have other clients and other accounts with investment objectives similar to those of the portfolios. Foxhall and its affiliates are permitted to make an investment decision on behalf of the portfolios that differs from decisions made for, or advice given to, such other accounts and clients even though the investment objectives may be the same or similar, provided that Foxhall or its affiliates act in good faith and follow a policy of allocating over a period of time investment opportunities to the portfolios on a basis intended to be fair and equitable relative to such other accounts and clients, taking into consideration the investment policies and investment restrictions to which such other accounts and clients and the portfolios are subject. Neither Foxhall nor its affiliates are obligated to treat the portfolios more favorably than the treatment provided to such other accounts and clients.



COMPENSATION



As of October 31, 2008, a portfolio manager's compensation is structured in one of two methods. If a portfolio manager is also a principal of the firm, the compensation structure is a percentage of gross revenue collected. The second portfolio manager compensation structure is salary plus bonus based on firm profitability.



OWNERSHIP OF SECURITIES



As of the date of this SAI, the portfolio managers did not beneficially own any shares of the portfolio strategies.

TRANSAMERICA HANLON BALANCED VP
TRANSAMERICA HANLON GROWTH VP
TRANSAMERICA HANLON GROWTH AND INCOME VP
TRANSAMERICA HANLON MANAGED INCOME VP



                                  REGISTERED INVESTMENT  OTHER POOLED INVESTMENT
                                        COMPANIES               VEHICLES              OTHER ACCOUNTS
                                  ---------------------  -----------------------  ---------------------
                                              ASSETS                      ASSETS             ASSETS
      PORTFOLIO MANAGER           NUMBER      MANAGED    NUMBER          MANAGED  NUMBER     MANAGED
-----------------------------     ------    -----------  ------          -------  -------    -------
Sean Hanlon                         0           $0         0               $0      7,200   $650,000,000
Donald Williams                     0           $0         0               $0      7,200   $650,000,000
Jeff Vogl                           0           $0         0               $0      7,200   $650,000,000

                                              FEE BASED ACCOUNTS
  (THE NUMBER OF ACCOUNTS AND THE TOTAL ASSETS IN THE ACCOUNTS MANAGED BY EACH PORTFOLIO MANAGER WITH
             RESPECT TO WHICH THE ADVISORY FEE IS BASED ON THE PERFORMANCE OF THE ACCOUNT.)

Sean Hanlon                         0           $0         0               $0         0    $          0
Donald Williams                     0           $0         0               $0         0    $          0



CONFLICTS OF INTEREST



Hanlon Investment Management, Inc. ("Hanlon") has adopted compliance policies and procedures that are designed to address various conflicts of interest that may arise for the firm and the individuals that it employs.



Portfolio managers make investment decisions for each portfolio and account based on the investment objectives, policies, practices and other applicable investment considerations deemed to be relevant. Consequently, portfolio managers may buy or sell securities for one account or portfolio and not for another account or portfolio. If transactions of securities in which Hanlon acts as an investment advisor for a Fund or within accounts where Hanlon has an advisory relationship with a client or clients, require simultaneous consideration, transactions may be aggregated in a manner deemed fair and equitable to all parties in accordance with trading policies and procedures.



COMPENSATION



Portfolio managers at Hanlon are paid salaries and participate in a company profit sharing plan.



OWNERSHIP OF SECURITIES



As of the date of this SAI, the portfolio managers did not beneficially own any shares of the portfolio.



TRANSAMERICA INDEX 50 VP



                                  REGISTERED INVESTMENT  OTHER POOLED INVESTMENT
                                         COMPANIES              VEHICLES             OTHER ACCOUNTS
                                  ---------------------  -----------------------   --------------------
                                                ASSETS                  ASSETS                ASSETS
      PORTFOLIO MANAGER           NUMBER        MANAGED  NUMBER        MANAGED     NUMBER     MANAGED
-----------------------------     ------        -------  ------      -----------   ------   -----------
Jeff Whitehead                      0           $0          3        $82 million     2      $27 billion

                                        FEE BASED ACCOUNTS
  (THE NUMBER OF ACCOUNTS AND THE TOTAL ASSETS IN THE ACCOUNTS MANAGED BY EACH PORTFOLIO MANAGER
        WITH RESPECT TO WHICH THE ADVISORY FEE IS BASED ON THE PERFORMANCE OF THE ACCOUNT.)

Jeff Whitehead                      0           $0          0        $ 0             0      $ 0

TRANSAMERICA INDEX 75 VP



                          REGISTERED INVESTMENT       OTHER POOLED INVESTMENT
                                COMPANIES                    VEHICLES                   OTHER ACCOUNTS
                          ---------------------       -----------------------      ------------------------
                                        ASSETS                      ASSETS                        ASSETS
  PORTFOLIO MANAGER       NUMBER        MANAGED       NUMBER        MANAGED        NUMBER         MANAGED
-------------------       ------        -------       ------      -----------      ------       -----------
Jeff Whitehead               0          $   0           3         $82 million        2          $27 billion

                                             FEE BASED ACCOUNTS
(THE NUMBER OF ACCOUNTS AND THE TOTAL ASSETS IN THE ACCOUNTS MANAGED BY EACH PORTFOLIO MANAGER WITH RESPECT
                     TO WHICH THE ADVISORY FEE IS BASED ON THE PERFORMANCE OF THE ACCOUNT.)

Jeff Whitehead               0            $ 0           0         $         0        0          $         0


CONFLICTS OF INTEREST

At AUIM, individual portfolio managers may manage multiple accounts for multiple clients. In addition to the sub-advisory management of the portfolio, AUIM manages separate accounts for institutions and individuals. AUIM manages potential conflicts between accounts through its allocation policies and procedures, internal review processes and oversight by senior management and its Management Review Committee. AUIM has developed trade allocation policies to address potential conflicts in situations where two or more accounts participate in investment decisions involving the same securities using procedures that it considers to be fair and equitable.

COMPENSATION








As of December 31, 2008, a portfolio manager's compensation consists of a fixed base salary, a variable performance incentive and certain stock options. The performance incentive is based on the following factors: business results for the AEGON business unit for which the portfolio manager manages an account, total return results for all accounts managed by the portfolio manager, performance in asset-liability management process for the AEGON business unit, performance on developing profitable investment strategy for AEGON, various projects undertaken during the year and AEGON USA annual earnings results. The portfolio manager participates in AEGON USA's stock-settled stock option plan which typically grants a specified number of options annually. The portfolio manager participates in the sub-adviser's deferred compensation plan, which is based on the same performance factors as the variable performance incentive compensation but payment of which is spread over a three-year period.



OWNERSHIP OF SECURITIES



As of December 31, 2008, the portfolio manager did not beneficially own any shares of the portfolios.


TRANSAMERICA JPMORGAN CORE BOND VP


                          REGISTERED INVESTMENT       OTHER POOLED INVESTMENT
                                COMPANIES                     VEHICLES                  OTHER ACCOUNTS
                          ---------------------       -----------------------      -------------------------
                                       ASSETS                        ASSETS                        ASSETS
                                       MANAGED                       MANAGED                       MANAGED
  PORTFOLIO MANAGER       NUMBER     (MILLIONS)       NUMBER       (MILLIONS)      NUMBER         (MILLIONS)
  -----------------       ------     ----------       ------       ----------      ------         ----------
Douglas S. Swanson          6        $ 9,703.47          7         $ 4,536.63        50           $ 6,986.52

                                              FEE BASED ACCOUNTS
 (THE NUMBER OF ACCOUNTS AND THE TOTAL ASSETS IN THE ACCOUNTS MANAGED BY EACH PORTFOLIO MANAGER WITH RESPECT
                     TO WHICH THE ADVISORY FEE IS BASED ON THE PERFORMANCE OF THE ACCOUNT.)

Douglas S. Swanson          0        $        0          0         $        0        0            $        0

TRANSAMERICA JPMORGAN ENHANCED INDEX VP



                          REGISTERED INVESTMENT       OTHER POOLED INVESTMENT
                                COMPANIES                    VEHICLES                   OTHER ACCOUNTS
                          ---------------------       -----------------------      -------------------------
                                       ASSETS                        ASSETS                         ASSETS
                                       MANAGED                       MANAGED                        MANAGED
PORTFOLIO MANAGER         NUMBER     (MILLIONS)       NUMBER       (MILLIONS)      NUMBER         (MILLIONS)
-------------------       ------     ----------       ------       ----------      ------         ----------
Terance Chen                 5       $ 229.39            6         $ 572.55           7           $ 3,460.01
Raffaele Zingone             3       $ 249.33            2         $ 777.59           9           $ 4,494.84

                                         FEE BASED ACCOUNTS
(THE NUMBER OF ACCOUNTS AND THE TOTAL ASSETS IN THE ACCOUNTS MANAGED BY EACH PORTFOLIO MANAGER WITH RESPECT
                    TO WHICH THE ADVISORY FEE IS BASED ON THE PERFORMANCE OF THE ACCOUNT.)

Terance Chen                 0       $      0            1         $ 353.40           4           $   878.42
Raffaele Zingone             0       $      0            0         $      0           2           $ 2,327.38


TRANSAMERICA JPMORGAN MID CAP VALUE VP


                          REGISTERED INVESTMENT       OTHER POOLED INVESTMENT
                                COMPANIES                     VEHICLES                  OTHER ACCOUNTS
                          ---------------------       -----------------------     --------------------------
                                       ASSETS                        ASSETS                        ASSETS
                                       MANAGED                       MANAGED                       MANAGED
PORTFOLIO MANAGER         NUMBER     (MILLIONS)       NUMBER       (MILLIONS)     NUMBER          (MILLIONS)
-------------------       ------     ----------       ------       ----------     ------          ----------
Jonathan K.L. Simon         13       $ 5,576.16          5         $ 1,038.23       28            $ 1,647.24
Lawrence Playford            9       $ 4,968.97          2         $   152.72       26            $ 1,688.66
Gloria Fu                    9       $ 4,968.97          2         $   152.72       26            $ 1,688.66

                                          FEE BASED ACCOUNTS
 (THE NUMBER OF ACCOUNTS AND THE TOTAL ASSETS IN THE ACCOUNTS MANAGED BY EACH PORTFOLIO MANAGER WITH RESPECT
                    TO WHICH THE ADVISORY FEE IS BASED ON THE PERFORMANCE OF THE ACCOUNT.)

Jonathan K.L. Simon          0       $        0          0         $        0        0            $        0
Lawrence Playford            0       $        0          0         $        0        0            $        0
Gloria Fu                    0       $        0          0         $        0        0            $        0



CONFLICTS OF INTEREST



The potential for conflicts of interest exists when portfolio managers manage other accounts with similar investment objectives and strategies as the portfolios ("Similar Accounts"). Potential conflicts may include, for example, conflicts between investment strategies and conflicts in the allocation of investment opportunities.



Responsibility for managing J.P. Morgan Investment Management Inc. (JP Morgan)'s and its affiliates clients' portfolios is organized according to investment strategies within asset classes. Generally, client portfolios with similar strategies are managed by portfolio managers in the same portfolio management group using the same objectives, approach and philosophy. Underlying sectors or strategy allocations within a larger portfolio are likewise managed by portfolio managers who use the same approach and philosophy as similarly managed portfolios. Therefore, portfolio holdings, relative position sizes and industry and sector exposures tend to be similar across similar portfolios and strategies, which minimize the potential for conflicts of interest.



JP Morgan and/or its affiliates may receive more compensation with respect to certain Similar Accounts than that received with respect to the portfolios or may receive compensation based in part on the performance of certain Similar Accounts. This may create a potential conflict of interest for JP Morgan and its affiliates or its portfolio managers by providing an incentive to favor these Similar Accounts when, for example, placing securities transactions. In addition, JP Morgan or its affiliates could be viewed as having a conflict of interest to the extent that JP Morgan or an affiliate has a proprietary investment in Similar Accounts, the portfolio managers have personal investments in Similar Accounts or the Similar Accounts are investment options in JP Morgan's or its affiliate's employee benefit plans. Potential conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities because of market factors or investment restrictions imposed upon JP Morgan and its affiliates by law, regulation, contract or internal policies. Allocations of aggregated trades, particularly trade orders that were only partially completed due to limited availability and allocation of investment opportunities generally, could raise a potential conflict of interest, as JP Morgan or its affiliates may have an incentive to allocate securities that are expected to increase in value to favored accounts. Initial public offerings, in particular, are frequently of very limited availability. JP Morgan and its affiliates may be perceived as causing accounts it manages to participate in an offering to increase JP Morgan's or its affiliates' overall allocation of securities in that offering.

A potential conflict of interest also may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by another account, or when a sale in one account lowers the sale price received in a sale by a second account. If JP Morgan or its affiliates manages accounts that engage in short sales of securities of the type in which the portfolios invest, JP Morgan or its affiliates could be seen as harming the performance of the portfolios for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall.



As an internal policy matter, JP Morgan may from time to time maintain certain overall investment limitations on the securities positions or positions in other financial instruments JP Morgan or its affiliates will take on behalf of its various clients due to, among other things, liquidity concerns and regulatory restrictions. It should be recognized that such policies may preclude an account from purchasing particular securities or financial instruments, even if such securities or financial instruments would otherwise meet the account's objectives.



The goal of JP Morgan and its affiliates is to meet their fiduciary obligation with respect to all clients, JP Morgan and its affiliates have policies and procedures designed to manage the conflicts. JP Morgan and its affiliates monitor a variety of areas, including compliance with fund guidelines, review of allocation decisions and compliance with JP Morgan's Codes of Ethics and JPMC's Code of Conduct. With respect to the allocation of investment opportunities, JP Morgan and its affiliates also have certain policies designed to achieve fair and equitable allocation of investment opportunities among its clients over time. For example:



Orders for the same equity security are aggregated on a continual basis throughout each trading day consistent with JP Morgan's duty of best execution for its clients. If aggregated trades are fully executed, accounts participating in the trade will be allocated their pro rata share on an average price basis. Partially completed orders generally will be allocated among the participating accounts on a pro-rata average price basis, subject to certain limited exceptions. For example, accounts that would receive a de minimis allocation relative to their size may be excluded from the order. Another exception may occur when thin markets or price volatility require that an aggregated order be completed in multiple executions over several days. If partial completion of the order would result in an uneconomic allocation to an account due to fixed transaction or custody costs, JP Morgan or its affiliates may exclude small orders until 50% of the total order is completed. Then the small orders will be executed. Following this procedure, small orders will lag in the early execution of the order, but will be completed before completion of the total order.



Purchases of money market instruments and fixed income securities cannot always be allocated pro rata across the accounts with the same investment strategy and objective. However, JP Morgan and its affiliates attempts to mitigate any potential unfairness by basing non-pro rata allocations traded through a single trading desk or system upon an objective predetermined criteria for the selection of investments and a disciplined process for allocating securities with similar duration, credit quality and liquidity in the good faith judgment of JP Morgan or its affiliates so that fair and equitable allocation will occur over time.



COMPENSATION



J.P. Morgan Investment Management Inc. (JP Morgan)'s Portfolio managers participate in a competitive compensation program that is designed to attract and retain outstanding people and closely link the performance of investment professionals to client investment objectives. The total compensation program includes a base salary fixed from year to year and a variable performance bonus consisting of cash incentives and restricted stock and, in some cases, mandatory deferred compensation. These elements reflect individual performance and the performance of JP Morgan's business as a whole.



Each portfolio manager's performance is formally evaluated annually based on a variety of factors including the aggregate size and blended performance of the portfolios such portfolio manager manages. Individual contribution relative to client goals carries the highest impact. Portfolio manager compensation is primarily driven by meeting or exceeding clients' risk and return objectives, relative performance to competitors or competitive indices and compliance with firm policies and regulatory requirements. In evaluating each portfolio manager's performance with respect to the mutual funds he or she manages, the funds' pre-tax performance is compared to the appropriate market peer group and to each fund's benchmark index listed in the fund's prospectus over one, three and five year periods (or such shorter time as the portfolio manager has managed the fund). Investment performance is generally more heavily weighted to the long term.



Awards of restricted stock are granted as part of an employee's annual performance bonus and comprise from 0% to 35% of a portfolio manager's total bonus. As the level of incentive compensation increases, the percentage of compensation awarded in restricted stock also increases. Up to 50% of the restricted stock portion of a portfolio manager's bonus may instead be subject to a mandatory notional investment in selected mutual funds advised by the Adviser or its affiliates. When these deferred amounts vest, the portfolio manager receives cash equal to the market value of the notional investment in the selected mutual funds.


OWNERSHIP OF SECURITIES


As of December 31, 2008, none of the portfolio managers beneficially owned any equity securities in the portfolios.

TRANSAMERICA JENNISON GROWTH VP


                          REGISTERED INVESTMENT       OTHER POOLED INVESTMENT
                                 COMPANIES                    VEHICLES                   OTHER ACCOUNTS
                          ----------------------      ------------------------     --------------------------
                                       ASSETS                        ASSETS                         ASSETS
                                       MANAGED                       MANAGED                        MANAGED
 PORTFOLIO MANAGER        NUMBER     (THOUSANDS)      NUMBER       (THOUSANDS)     NUMBER         (THOUSANDS)
------------------        ------     -----------      ------       -----------     ------         -----------
Michael A. Del Balso        11       $ 6,269,751         5          $ 745,861         6(1)        $  477,935(1)
Kathleen A. McCarragher     13       $ 6,003,870         3          $ 155,366        36           $3,431,173
Spiros Segalas              15       $13,018,401         2          $ 153,356         9           $1,370,566

                                            FEE BASED ACCOUNTS
(THE NUMBER OF ACCOUNTS AND THE TOTAL ASSETS IN THE ACCOUNTS MANAGED BY EACH PORTFOLIO MANAGER WITH RESPECT TO
                       WHICH THE ADVISORY FEE IS BASED ON THE PERFORMANCE OF THE ACCOUNT.)

Michael A. Del Balso         0       $         0         0          $       0         0           $        0
Kathleen A. McCarragher      1       $   926,169(2)      0          $       0         0           $        0
Spiros Segalas               0       $         0         2          $  47,492(2)      1           $   22,148(2)


1 Other Accounts excludes the assets and number of accounts in wrap fee programs that are managed using model portfolios.


2 The portfolio manager only manages a portion of the accounts subject to a performance fee. The market value shown reflects the portion of those accounts managed by the portfolio manager.


CONFLICTS OF INTEREST


As of December 31, 2008, the sub-adviser for the fund believed that in managing other portfolios (including affiliated accounts), certain potential conflicts of interest may arise. Potential conflicts include, for example, conflicts among investment strategies, conflicts in the allocation of investment opportunities, or conflicts due to different fees. As part of its compliance program, Jennison has adopted policies and procedures that seek to address and minimize the effects of these conflicts.



Jennison's portfolio managers typically manage multiple accounts. These accounts may include, among others, mutual funds, separately managed advisory accounts (assets managed on behalf of institutions such as pension funds, colleges and universities, foundations), commingled trust accounts, other types of unregistered commingled accounts (including hedge funds), affiliated single client and commingled insurance separate accounts, model nondiscretionary portfolios, and model portfolios used for wrap fee programs. Portfolio managers make investment decisions for each portfolio based on the investment objectives, policies, practices and other relevant investment considerations that the managers believe are applicable to that portfolio. Consequently, portfolio managers may recommend the purchase (or sale) of certain securities for one portfolio and not another portfolio. Securities purchased in one portfolio may perform better than the securities purchased for another portfolio. Similarly, securities sold from one portfolio may result in better performance if the value of that security declines. Generally, however, portfolios in a particular product strategy (e.g., large cap growth equity) with similar objectives are managed similarly. Accordingly, portfolio holdings and industry and sector exposure tend to be similar across a group of accounts in a strategy that have similar objectives, which tends to minimize the potential for conflicts of interest. While these accounts have many similarities, the investment performance of each account will be different primarily due to differences in guidelines, timing of investments, fees, expenses and cash flows.


Furthermore, certain accounts (including affiliated accounts) in certain investment strategies may buy or sell securities while accounts in other strategies may take the same or differing, including potentially opposite, position. For example, certain strategies may short securities that may be held long in other strategies. The strategies that sell a security short held long by another strategy could lower the price for the security held long. Similarly, if a strategy is purchasing a security that is held short in other strategies, the strategies purchasing the security could increase the price of the security held short. Jennison has policies and procedures that seek to mitigate, monitor and manage this conflict.


In addition, Jennison has adopted trade aggregation and allocation procedures that seek to treat all clients (including affiliated accounts) fairly and equitably. These policies and procedures address the allocation of limited investment opportunities, such as IPOs and the allocation of transactions across multiple accounts. Some accounts have higher fees, including performance fees, than others. Fees charged to clients may differ depending upon a number of factors including, but not limited to, the particular strategy, the size of the portfolio being managed, the relationship with the client, the service requirements and the asset class involved. Fees may also differ based on the account type (e.g., commingled accounts, trust accounts, insurance company separate accounts or corporate, bank or trust-owned life insurance products). Some accounts, such as hedge funds and alternative strategies, have higher fees, including performance fees, than others. Based on these factors, a client may pay higher fees than another client in the same strategy. Also, clients with larger assets under management generate more revenue for Jennison than smaller accounts. These differences may give rise to a potential conflict that a portfolio manager may favor the higher fee-paying account over the other or allocate more time to the management of one account over another.

Furthermore, if a greater proportion of a portfolio manager's compensation could be derived from an account or group of accounts, which include hedge fund or alternative strategies, than other accounts under the portfolio manager's management, there could be an incentive for the portfolio manager to favor the accounts that could have a greater impact on the portfolio manager's compensation. While Jennison does not monitor the specific amount of time that a portfolio manager spends on a single portfolio, senior Jennison personnel periodically review the performance of Jennison's portfolio managers as well as periodically assess whether the portfolio manager has adequate resources to effectively manage the accounts assigned to that portfolio manager. Jennison also believes that its compensation structure tends to mitigate this conflict.


COMPENSATION


As of December 31, 2008, Jennison seeks to maintain a highly competitive compensation program designed to attract and retain outstanding investment professionals, which include portfolio managers and research analysts, and to align the interests of its investment professionals with those of its clients and overall firm results. Overall firm profitability determines the total amount of incentive compensation pool that is available for investment professionals. Investment professionals are compensated with a combination of base salary and cash bonus. In general, the cash bonus comprises the majority of the compensation for investment professionals. Additionally, senior investment professionals, including portfolio managers and senior research analysts, are eligible to participate in a deferred compensation program where all or a portion of the cash bonus can be invested in a variety of predominately Jennison-managed investment strategies on a tax-deferred basis.



Investment professionals' total compensation is determined through a subjective process that evaluates numerous qualitative and quantitative factors. There is no particular weighting or formula for considering the factors. Some portfolio managers or analysts may manage or contribute ideas to more than one product strategy and are evaluated accordingly. The factors reviewed for the portfolio managers are listed below in order of importance.



The following primary quantitative factor is reviewed for the portfolio managers:


- One- and three-year pre-tax investment performance of groupings of accounts (a "Composite") relative to market conditions, pre-determined passive indices, such as the Russell 1000 Growth Index, and industry peer group data for the product strategy (e.g., large cap growth, large cap value) for which the portfolio manager is responsible;


The qualitative factors reviewed for the portfolio managers may include:


-     Historical and long-term business potential of the product strategies;

-     Qualitative factors such as teamwork and responsiveness; and

- Other factors such as experience and other responsibilities such as being a team leader or supervisor may also affect an investment professional's total compensation.

OWNERSHIP OF SECURITIES


As of December 31, 2008, none of the portfolio managers beneficially owned any equity securities in the portfolio.


TRANSAMERICA LEGG MASON PARTNERS ALL CAP VP


                           REGISTERED INVESTMENT      OTHER POOLED INVESTMENT
                                 COMPANIES                    VEHICLES                   OTHER ACCOUNTS
                          -----------------------     ------------------------     --------------------------
                                       ASSETS                       ASSETS                         ASSETS
  PORTFOLIO MANAGER       NUMBER       MANAGED        NUMBER        MANAGED        NUMBER          MANAGED
-------------------       ------    -------------     ------     -------------     ------       -------------
John Goode                  4       $2.86 billion        3       $0.16 billion     34,266       $5.43 billion
Peter Hable                 8       $4.01 billion        3       $0.16 billion     34,266       $5.43 billion

                                            FEE BASED ACCOUNTS
(THE NUMBER OF ACCOUNTS AND THE TOTAL ASSETS IN THE ACCOUNTS MANAGED BY EACH PORTFOLIO MANAGER WITH RESPECT
                      TO WHICH THE ADVISORY FEE IS BASED ON THE PERFORMANCE OF THE ACCOUNT.)

John Goode                  0       $           0        1       $0.01 Billion          0       $           0
Peter Hable                 0       $           0        1       $0.01 Billion          0       $           0


CONFLICTS OF INTEREST


As of December 31, 2008, the sub-adviser believed that potential conflicts of interest may arise when the portfolio manager has day-to-day management responsibilities with respect to one or more other funds or other accounts, as is the case for certain of the portfolio managers listed above.


The investment adviser and the fund(s) have adopted compliance policies and procedures that are designed to address various conflicts of interest that may arise for the investment adviser and the individuals that it employs. For example, ClearBridge seeks to minimize the effects of competing interests for the time and attention of portfolio managers by assigning portfolio managers to manage funds and accounts that share a similar investment style. ClearBridge has also adopted trade allocation procedures that are designed to facilitate the fair allocation of limited investment opportunities among multiple funds and accounts. There is no guarantee, however, that the policies and procedures adopted by ClearBridge and the fund(s) will be able to detect and/or prevent every situation in which an actual or potential conflict may appear.

These potential conflicts include:

Allocation of Limited Time and Attention. A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

Allocation of Limited Investment Opportunities. If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit a fund's ability to take full advantage of the investment opportunity.

Pursuit of Differing Strategies. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.

Selection of Brokers/Dealers. Portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or account that they supervise. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might have otherwise be available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a portfolio manager's decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she manages.

Variation in Compensation. A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the funds and/or accounts that he or she manages. If the structure of the investment adviser's management fee and/or the portfolio manager's compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. The portfolio manager might be motivated to favor funds and/or accounts in which he or she has an interest or in which the investment adviser and/or its affiliates have interests. Similarly, the desire to maintain assets under management or to enhance the portfolio manager's performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager in affording preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager.

Related Business Opportunities. The sub-adviser or its affiliates may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of fund and/or accounts that provide greater overall returns to the investment manager and its affiliates.

COMPENSATION




ClearBridge investment professionals receive base salary, other employee benefits and are eligible to receive incentive compensation. Base salary is fixed and typically determined based on market factors and the skill and experience of individual investment personnel.

ClearBridge has incentive and deferred compensation plans (the "Plans") for its investment professionals, including the fund's portfolio manager(s) and research analysts. The Plans are designed to align the objectives of ClearBridge investment professionals with those of fund shareholders and other ClearBridge clients. Additionally, the deferred plans are designed to retain its investment professionals and reward long-term performance.

INCENTIVE COMPENSATION

Investment performance is the key component in determining the final incentive award for all of ClearBridge's investment professionals. A portfolio manager's initial incentive award is based on the investment professional's ongoing contribution to

ClearBridge's investment and business results and externally measured competitive pay practices for the portfolio manager's position/experience within the firm. This award is then adjusted upward or downward based on investment performance during the most recent year over a rolling 1, 3, and 5 year time period. Product performance is ranked among a "peer group" of non-ClearBridge investment managers and the applicable product benchmark (e.g. a securities index and, with respect to a fund, the benchmark set forth in the fund's prospectus to which the fund's average annual total returns are compared).


The peer group of non-ClearBridge investment managers is defined by product style/type, vehicle type and geography and selected by independent vendors that track and provide (for a fee paid by ClearBridge) relevant peer group performance and ranking data (e.g. primarily Lipper or Callan).

The 1, 3, and 5 year performance versus benchmark and peer group approximate effective weightings are 35% for trailing 1 year performance, 50% for trailing 3 year performance, and 15% for trailing 5 year performance.


Lastly, the incentive award for an investment professional may also be adjusted by ClearBridge's Chief Investment Officer and Chief Operating Officer based on other qualitative factors such as contribution to the firm and the development of investment staff.



For ClearBridge's centralized research professionals, there is an annual incentive compensation plan with a combined scorecard based on portfolio manager questionnaires/surveys, stock picking performance, and contribution to the firm. The analyst's stock picks are tracked on a formal basis through Factset and make up a portion of the analyst's overall scorecard performance. These stock picks are measured versus their respective sector indices.


DEFERRED AWARD


Up to 20% of an investment professional's annual incentive compensation is subject to deferral. For portfolio managers, one-quarter of this deferral is invested in their primary managed product, one-quarter in a composite portfolio of the firm's new products, and one-quarter in up to 14 elected proprietary ClearBridge-managed funds. Consequently, portfolio managers potentially could have 50% of their deferred award amount tracking the performance of their primary managed product. The final one-quarter of the deferral is received in the form of Legg Mason restricted stock shares.



For centralized research analysts, one-half of their deferral is invested in up to 14 elected proprietary funds, while one-quarter is invested in the new product composite and the remaining one-quarter is received in the form of Legg Mason restricted stock shares.



Legg Mason then makes a company investment in the proprietary
ClearBridge-managed funds equal to the deferral amounts by fund. This investment is a company asset held on the Legg Mason balance sheet and paid out to the employees in shares upon vesting over a four year deferral period.





OWNERSHIP OF SECURITIES


As of December 31, 2008, neither portfolio manager beneficially owned any equity securities in the portfolio.


TRANSAMERICA MARSICO GROWTH VP


                                 REGISTERED INVESTMENT           OTHER POOLED INVESTMENT
                                       COMPANIES                        VEHICLES                     OTHER ACCOUNTS
                                -----------------------         -------------------------        -----------------------
                                               ASSETS                            ASSETS                         ASSETS
                                               MANAGED                           MANAGED                        MANAGED
   PORTFOLIO MANAGER            NUMBER       (MILLIONS)         NUMBER         (MILLIONS)        NUMBER       (MILLIONS)
------------------------        ------       ----------         ------         ----------        ------       ----------
Thomas F. Marsico                 34          $20,690             20             $2,421           145*         $15,698

                                                      FEE BASED ACCOUNTS
(THE NUMBER OF ACCOUNTS AND THE TOTAL ASSETS IN THE ACCOUNTS MANAGED BY EACH PORTFOLIO MANAGER WITH RESPECT TO WHICH THE
                                 ADVISORY FEE IS BASED ON THE PERFORMANCE OF THE ACCOUNT.)

Thomas F. Marsico                  0          $     0              0             $    0             0          $     0



* One of the "other accounts" is a wrap fee platform which includes approximately 23,349 underlying clients for total assets of approximately $5,920mm.


CONFLICTS OF INTEREST


As a general matter, MCM faces the same need to balance the interests of different clients that any investment adviser with multiple clients might experience. Portfolio managers make investment decisions for each portfolio based on the investment objectives, policies, practices and other relevant investment considerations that the managers believe are applicable to that portfolio. Consequently, portfolio managers may or may not purchase (or sell) securities for one portfolio and not another portfolio, or may take similar actions for different portfolios at different times. As a result, the mix of securities purchased in one portfolio may perform better than the mix of securities purchased for another portfolio. Similarly, the sale of securities from one portfolio may cause that portfolio to perform better than others if the value of those securities subsequently decline. The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. Although MCM does not track the time a portfolio manager spends on a single portfolio, it does assess whether a portfolio manager has adequate time and resources to effectively manage all of the accounts for which he is responsible. MCM seeks to manage competing interests for the time and attention of portfolio managers.



The need to balance the interests of multiple clients may also arise when allocating and/or aggregating trades. MCM often aggregates into a single trade order several individual contemporaneous client trade orders in a single security. Under MCM's Portfolio Management and Trade Management Policy and Procedures, when trades are aggregated on behalf of more than one account, MCM seeks to allocate such trades to participating client accounts in a fair and equitable manner. With respect to IPOs and other syndicated or limited offerings, it is MCM's policy to seek to ensure that over the long term, accounts with the same or similar investment objectives or strategies will receive an equitable opportunity to participate meaningfully and will not be unfairly disadvantaged. To deal with these situations, MCM has adopted policies and procedures for allocating transactions across multiple accounts. MCM's policies also seek to ensure that portfolio managers do not systematically allocate other types of trades in a manner that would be more beneficial to one account than another. MCM's compliance department monitors transactions made on behalf of multiple clients to seek to ensure adherence to its policies.


MCM has adopted and implemented policies and procedures that seek to minimize potential conflicts of interest that may arise as a result of a portfolio manager advising multiple accounts. In addition, MCM monitors a variety of areas, including compliance with primary Fund guidelines, the allocation of securities, and compliance with its Code of Ethics.

COMPENSATION


The compensation package for portfolio managers of MCM is structured as a combination of base salary (may be reevaluated at least annually), and periodic cash bonuses. Bonuses are typically based on a number of factors including MCM's overall profitability for the period. Portfolio manager compensation takes into account, among other factors, the overall performance of all accounts for which the portfolio manager provides investment advisory services. In receiving compensation such as bonuses, portfolio managers do not receive special consideration based on the performance of particular accounts, and do not receive compensation from accounts charging performance-based fees. Exceptional individual efforts are rewarded through salary readjustments and greater participation in the bonus pool. No other special employee incentive arrangements are currently in place or being planned. In addition to salary and bonus, portfolio managers may participate in other MCM benefits to the same extent and on the same basis as other Marsico Capital employees. Portfolio manager compensation comes solely from MCM. In addition, MCM's portfolio managers typically are offered equity interests in Marsico Management Equity, LLC, which indirectly owns MCM, and may receive distributions on those equity interests.



As a general matter, MCM does not tie portfolio manager compensation to specific levels of performance relative to fixed benchmarks. Although performance may be a relevant consideration, comparisons with fixed benchmarks may not always be useful. Relevant benchmarks vary depending on specific investment styles and client guidelines or restrictions, and comparisons to benchmark performance may at times reveal more about market sentiment than about a portfolio manager's abilities. To encourage a long-term horizon for managing portfolios, MCM evaluates a portfolio manager's performance over periods longer than the immediate compensation period, and may consider a variety of measures such as the performance of unaffiliated portfolios with similar strategies and other measurements. Other factors that may also be significant in determining portfolio manager compensation include, without limitation, the effectiveness of the manager's leadership within MCM's investment team, contributions to MCM's overall performance, discrete securities analysis, idea generation, ability to support and train other analysts, and other considerations.


OWNERSHIP OF SECURITIES

None; MCM's Code of Ethics does not permit covered employees, including portfolio managers, to invest in mutual funds sub-advised by MCM.

TRANSAMERICA MFS HIGH YIELD VP


                                 REGISTERED INVESTMENT           OTHER POOLED INVESTMENT
                                       COMPANIES                        VEHICLES                    OTHER ACCOUNTS
                                -----------------------         -------------------------        -----------------------
                                              ASSETS                           ASSETS                          ASSETS
  PORTFOLIO MANAGER             NUMBER        MANAGED           NUMBER         MANAGED           NUMBER        MANAGED
------------------------        ------     ------------         ------     -------------         ------     ------------
John F. Addeo                     14       $3.1 billion            5       $723.5 million           0            N/A
David P. Cole                     11       $2.8 billion            2       $127.9 million           0            N/A
Matthew W. Ryan                   13       $3.0 billion            5       $  1.9 billion           4       $1.7 billion

                                                       FEE BASED ACCOUNTS
(THE NUMBER OF ACCOUNTS AND THE TOTAL ASSETS IN THE ACCOUNTS MANAGED BY EACH PORTFOLIO MANAGER WITH RESPECT TO WHICH THE
                                 ADVISORY FEE IS BASED ON THE PERFORMANCE OF THE ACCOUNT.)

John F. Addeo                      0       $  0                    0       $    0                   0       $  0
David P. Cole                      0       $  0                    0       $    0                   0       $  0
Matthew W. Ryan                    0       $  0                    0       $    0                   0       $  0


TRANSAMERICA MFS INTERNATIONAL EQUITY VP


                                 REGISTERED INVESTMENT           OTHER POOLED INVESTMENT
                                      COMPANIES                          VEHICLES                   OTHER ACCOUNTS
                                -----------------------         -------------------------        -----------------------
                                              ASSETS                          ASSETS                          ASSETS
  PORTFOLIO MANAGER             NUMBER        MANAGED           NUMBER        MANAGED            NUMBER       MANAGED
------------------------        ------     ------------         ------     -------------         ------   --------------
David R. Mannheim                 15       $7.0 billion            8       $  1.8 billion          89     $ 15.7 billion
Marcus L. Smith                   11       $6.1 billion            1       $104.9 million          26     $  4.1 billion

                                                       FEE BASED ACCOUNTS
(THE NUMBER OF ACCOUNTS AND THE TOTAL ASSETS IN THE ACCOUNTS MANAGED BY EACH PORTFOLIO MANAGER WITH RESPECT TO WHICH THE
                                 ADVISORY FEE IS BASED ON THE PERFORMANCE OF THE ACCOUNT.)

David R. Mannheim                  0       $  0                    0       $    0                  14     $  2.3 billion
Marcus L. Smith                    0       $  0                    0       $    0                   1     $292.3 million


CONFLICTS OF INTEREST


MFS seeks to identify potential conflicts of interest resulting from a portfolio manager's management of both the Portfolio and other accounts, and has adopted policies and procedures designed to address such potential conflicts.



The management of multiple funds and accounts (including proprietary accounts) gives rise to potential conflicts of interest if the funds and accounts have different objectives and strategies, benchmarks, time horizons and fees as a portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. In certain instances there are securities which are suitable for the Portfolio's portfolio as well as for accounts of MFS or its subsidiaries with similar investment objectives. The Portfolio's trade allocation policies may give rise to conflicts of interest if the Portfolio's orders do not get fully executed or are delayed in getting executed due to being aggregated with those of other accounts of MFS or its subsidiaries. A portfolio manager may execute transactions for another fund or account that may adversely impact the value of the Portfolio's investments. Investments selected for funds or accounts other than the Portfolio may outperform investments selected for the Portfolio.



When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed by MFS to be fair and equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Portfolio is concerned. In most cases, however, MFS believes that the Portfolio's ability to participate in volume transactions will produce better executions for the Portfolio.



MFS and/or a portfolio manager may have a financial incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor accounts other than the Portfolio, for instance, those that pay a higher advisory fee and/or have a performance adjustment.


COMPENSATION


Portfolio Manager Compensation (as of December 31, 2008)



Portfolio manager total cash compensation is a combination of base salary and performance bonus:



Base Salary - Base salary represents a smaller percentage of portfolio manager total cash compensation (generally below 10%) than performance bonus.



Performance Bonus - Generally, the performance bonus represents a majority of portfolio manager total cash compensation.

The performance bonus is based on a combination of quantitative and qualitative factors, with more weight given to the former (generally over 60%) and less weight given to the latter.



The quantitative portion is based on the pre-tax performance of assets managed by the portfolio manager over one-, three-, and five-year periods relative to peer group universes and/or indices ("benchmarks"). As of December 31, 2008, the following benchmarks were used:



TRANSAMERICA MFS HIGH YIELD VP



PORTFOLIO MANAGER              BENCHMARK(S)
------------------------       -------------------------------------------------
John F. Addeo                  Barclays Capital Corporate High Yield Index
                               Lipper High Current Yield Funds
                               Lipper Variable Annuity High Yield Funds
                               Morningstar Dollar High Yield Bond Funds
                               Morningstar Euro High Yield Bond Funds

David P. Cole                  Barclays Capital Corporate High Yield Index
                               Lipper High Current Yield Funds
                               Lipper Variable Annuity High Yield Funds
                               Morningstar Dollar High Yield Bond Funds
                               Morningstar Euro High Yield Bond Funds

Matthew W. Ryan                JP Morgan Emerging Market Bond Index
                               Lipper Emerging Markets Debt Funds
                               Lipper Variable Global Income Funds
                               Morningstar Emerging Markets Bond Funds



TRANSAMERICA MFS INTERNATIONAL EQUITY VP



PORTFOLIO MANAGER              BENCHMARK(S)
------------------------       -------------------------------------------------
David R. Mannheim              FTSE All-World Index
                               Lipper Global Funds
                               Lipper Global Large-Cap Core Funds
                               Lipper Global Multi-Cap Core Funds
                               Lipper International Funds
                               Lipper International Large-Cap Core Funds
                               Lipper International Large-Cap Growth Funds
                               Lipper Variable Global Core Funds
                               MSCI EAFE Index
                               MSCI KOKUSAI Index
                               MSCI World Index
                               Standard & Poor's Developed LargeMidCap Growth
                               Index

Marcus L. Smith                FTSE All-World Developed Index
                               Lipper International Funds
                               Lipper International Large-Cap Core Funds
                               Lipper International Large-Cap Growth Funds
                               MSCI EAFE Index
                               MSCI Japan Index
                               MSCI World Index
                               Standard & Poor's Europe Pacific Asia Composite
                               LargeMidCap Growth Index



Additional or different benchmarks, including versions of indices and custom indices may also be used. Primary weight is given to portfolio performance over a three-year time period with lesser consideration given to portfolio performance over one-year and five-year periods (adjusted as appropriate if the portfolio manager has served for less than five years).



The qualitative portion is based on the results of an annual internal peer review process (conducted by other portfolio managers, analysts, and traders) and management's assessment of overall portfolio manager contributions to investor relations and the investment process (distinct from fund and other account performance).



Portfolio managers also typically benefit from the opportunity to participate in the MFS Equity Plan. Equity interests and/or options to acquire equity interests in MFS or its parent company are awarded by management, on a discretionary basis, taking into account tenure at MFS, contribution to the investment process, and other factors.

Finally, portfolio managers are provided with a benefits package including a defined contribution plan, health coverage and other insurance, which are available to other employees of MFS on substantially similar terms. The percentage such benefits represent of any portfolio manager's compensation depends upon the length of the individual's tenure at MFS and salary level, as well as other factors.


OWNERSHIP OF SECURITIES


As of December 31, 2008, none of the portfolio managers beneficially owned any equity securities in the portfolios.


TRANSAMERICA MUNDER NET 50 VP


                                 REGISTERED INVESTMENT           OTHER POOLED INVESTMENT
                                       COMPANIES                        VEHICLES                    OTHER ACCOUNTS
                                -----------------------         -------------------------        -----------------------
                                              ASSETS                             ASSETS                         ASSETS
   PORTFOLIO MANAGER            NUMBER        MANAGED           NUMBER          MANAGED          NUMBER        MANAGED
------------------------        ------     ------------         ------       ------------        ------      -----------
Kenneth A. Smith                  4        $400,953,568           16         $190,969,078          31        $80,703,900
Mark A. Lebovitz                  3        $321,437,894            0         $          0           5        $ 9,481,767

                                                       FEE BASED ACCOUNTS
(THE NUMBER OF ACCOUNTS AND THE TOTAL ASSETS IN THE ACCOUNTS MANAGED BY EACH PORTFOLIO MANAGER WITH RESPECT TO WHICH THE
                                 ADVISORY FEE IS BASED ON THE PERFORMANCE OF THE ACCOUNT.)

Kenneth A. Smith                  0        $          0            0         $          0           0        $         0
Mark A. Lebovitz                  0        $          0            0         $          0           0        $         0


Note: If an account is managed by a team, the total number of accounts and assets have been allocated to each respective team member. Therefore, some accounts and assets have been counted more than once.

CONFLICTS OF INTEREST


Munder Capital's personnel may be part of portfolio management teams serving numerous accounts for multiple clients of Munder Capital and of its subsidiary Pierce Street Advisors, LLC ("Pierce Street"), as applicable. These client accounts may include registered investment companies, other types of pooled accounts (e.g., hedge funds, private funds or collective investment funds), and separate accounts (i.e., accounts managed on behalf of individuals or public or private institutions). Portfolio managers, research analysts and trading desk personnel (collectively, "portfolio management teams"), may provide services for clients of both Munder Capital and Pierce Street simultaneously. A summary of certain potential conflicts of interest is provided below. Please note, however, that this summary is not intended to describe every possible conflict of interest that members of the portfolio management teams may face.



- POTENTIAL CONFLICTS RELATING TO THE INTERESTS OF PORTFOLIO MANAGEMENT TEAMS AND MUNDER CAPITAL: Munder Capital and/or Pierce Street may receive differential compensation from different advisory clients (e.g., some clients, such as hedge funds, may pay higher management fees than are paid by other advisory clients and/or incentive compensation based on the investment performance of the clients) and each advisory client may be more or less profitable to Munder Capital or Pierce Street than other advisory clients (e.g., clients also may demand different levels of service or have larger, smaller or multiple relationships with Munder Capital and/or its affiliates). Munder Capital and Pierce Street may compensate portfolio management team personnel differently depending on the nature of a client's account (e.g., personnel participating in the portfolio management process for hedge funds and other incentive fee accounts may receive compensation that reflects, at least in part, the revenues generated by, including the incentive fees paid by, those funds and other accounts to reward superior performance). Portfolio management team personnel also may make personal investments in accounts (including hedge funds) they manage or support.



      If other advisory clients utilize a management fee structure that could result in higher fees or are otherwise possibly more profitable relationships for Munder Capital and/or Pierce Street than the Fund, or if the management of such clients could result in potentially higher compensation to the portfolio management team members ("Advisor Compensatory Accounts"), or if the portfolio management teams makes personal investments in certain client accounts (such as hedge funds), the portfolio management team members may have the incentive to direct a disproportionate amount of: (i) their attention; (ii) limited investment opportunities, such as less liquid securities or initial public offerings; and/or (iii) desirable trade allocations, to such accounts. The portfolio manager also may have an incentive to trade Adviser Compensatory Accounts or personal investments before (i.e., front run) or after the Fund in order to seek to take advantage of the potential upward or downward pressure on the market price of certain investments resulting from the Fund's trading activity. In addition, a portfolio management team may take a short position in a security on behalf of the Fund, Advisor Compensatory Accounts or personal investments at the same time that other accounts managed by Munder Capital take a long term position in the same security. The portfolio management team's use of short sales may be harmful to the performance of other clients that own that security.

- POTENTIAL CONFLICTS RELATING TO MANAGING MULTIPLE ADVISED ACCOUNTS: Even if there is no financial or other advantage to members of the portfolio management team or Munder Capital, portfolio management teams managing assets for multiple clients must make decisions that could be deemed to benefit some clients more than others, or benefit some clients to the detriment of others. For example, a portfolio management team managing assets using different investment strategies will need to allocate limited resources, such as their attention, investment opportunities and/or desirable trade allocations, among clients with different or competing interests. In addition, a portfolio manager may be in a position to make an investment that is appropriate for one client, but not appropriate for or against the interests of another client. For example, certain clients may seek more speculative investments that would not be appropriate for some other clients.



      Although Munder Capital does not track the time or attention each portfolio manager devotes to his or her advisory accounts, Munder Capital does monitor the performance of all client accounts and periodically assesses whether each portfolio manager has adequate resources to effectively manage all of the accounts for which he or she is responsible.



Munder Capital and Pierce Street have adopted and implemented numerous compliance policies and procedures, including Codes of Ethics, brokerage and trade allocation policies and procedures and conflicts of interest procedures, which seek to address the conflicts associated with managing multiple accounts for multiple clients. Munder Capital also has established an Investment Conflicts Committee to oversee potential issues relating to conflicts of interest that Munder Capital, Pierce Street and the portfolio management teams may face. In addition, Munder Capital and Pierce Street each have a designated Chief Compliance Officer (selected in accordance with the federal securities laws) as well as dedicated compliance staff whose activities are focused on monitoring the compliance policies and procedures of Munder Capital or Pierce Street, as applicable, in order to detect and address potential and actual conflicts of interest. Furthermore, senior personnel of Munder Capital periodically review the performance of all portfolio managers. However, there can be no assurance that the Investment Conflicts Committee and the compliance programs of Munder Capital or Pierce Street will achieve their intended result.


COMPENSATION


The compensation package for all members of Munder Capital's portfolio management teams has historically consisted of three elements: fixed base salary; short-term incentive in the form of an annual bonus; and long-term incentive in the form of equity ownership. Munder Capital also provides a competitive benefits package, including health and welfare benefits and retirement benefits in the form of a 401(k) plan which includes an employer contribution.






Members of Munder Capital's portfolio management teams are eligible to earn a performance bonus, which is determined annually. Bonuses for all members of a portfolio management team are influenced by the profitability of the firm and the performance of the aggregate group of accounts managed by the team. Target bonuses for portfolio managers typically range from 50 to 200% of base salary. Target bonuses for equity analysts typically range from 50 to 150% of base salary. Actual bonuses for all personnel, however, are completely discretionary and can be as low as 0% and range as high as 300% or more of salary. In determining portfolio manager bonuses, Munder Capital considers a variety of factors, including qualitative elements such as leadership, team interaction and results, client satisfaction, and overall contribution to the firm's success, as well as the profitability of the firm and the performance of the aggregate group of accounts managed by the portfolio manager. With respect to each account managed by the portfolio manager, pre-tax performance is measured relative to that account's benchmark index for the most recent one-year and three-year periods. Determination of equity analyst bonuses also involves consideration of a variety of factors, including performance of individual security recommendations, team performance relative to applicable benchmarks, as well as qualitative elements such as team interaction, growth, and overall contribution to the firm's success.






Key members of the portfolio management teams are eligible for long-term incentives in the form of restricted shares of Munder Capital Holdings, LLC, the majority partner of Munder Capital. Restricted shares typically vest quarterly over a three-year period. The restricted share grants provide incentive to retain key personnel and serve to align portfolio managers' interests with those of Munder Capital directly, and, indirectly, the accounts managed by Munder Capital.


OWNERSHIP OF SECURITIES


As of December 31, 2008, none of the portfolio managers beneficially owned any equity securities in the portfolio.

TRANSAMERICA PIMCO TOTAL RETURN VP


                                 REGISTERED INVESTMENT           OTHER POOLED INVESTMENT
                                       COMPANIES                         VEHICLES                   OTHER ACCOUNTS
                                -----------------------         -------------------------        -----------------------
                                               ASSETS                            ASSETS                         ASSETS
                                               MANAGED                           MANAGED                        MANAGED
   PORTFOLIO MANAGER            NUMBER       (MILLIONS)         NUMBER         (MILLIONS)        NUMBER       (MILLIONS)
------------------------        ------       ----------         ------         ----------        ------       ----------
Chris P. Dialynas                 24          $4,388.55           16           $ 7,620.40         150         $42,129.25

                                                       FEE BASED ACCOUNTS
(THE NUMBER OF ACCOUNTS AND THE TOTAL ASSETS IN THE ACCOUNTS MANAGED BY EACH PORTFOLIO MANAGER WITH RESPECT TO WHICH THE
                                 ADVISORY FEE IS BASED ON THE PERFORMANCE OF THE ACCOUNT.)

Chris P. Dialynas                  0          $       0            0           $        0          15         $ 5,944.98


CONFLICTS OF INTEREST


From time to time, potential conflicts of interest may arise between a portfolio manager's management of the investments of a fund, on the one hand, and the management of other accounts, on the other. The other accounts might have similar investment objectives or strategies as the funds, track the same index a fund tracks or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the funds. The other accounts might also have different investment objectives or strategies than the funds.



Knowledge and Timing of Fund Trades. A potential conflict of interest may arise as a result of the portfolio manager's day-to-day management of a fund. Because of their positions with the funds, the portfolio managers know the size, timing and possible market impact of a fund's trades. It is theoretically possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of a fund.



Investment Opportunities. A potential conflict of interest may arise as a result of the portfolio manager's management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for both a fund and other accounts managed by the portfolio manager, but may not be available in sufficient quantities for both the fund and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by a fund and another account. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.



Under PIMCO's allocation procedures, investment opportunities are allocated among various investment strategies based on individual account investment guidelines and PIMCO's investment outlook. PIMCO has also adopted additional procedures to complement the general trade allocation policy that are designed to address potential conflicts of interest due to the side-by-side management of the funds and certain pooled investment vehicles, including investment opportunity allocation issues.



Performance Fees. A portfolio manager may advise certain accounts with respect to which the advisory fee is based entirely or partially on performance. Performance fee arrangements may create a conflict of interest for the portfolio manager in that the portfolio manager may have an incentive to allocate the investment opportunities that he or she believes might be the most profitable to such other accounts instead of allocating them to a fund. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities between the funds and such other accounts on a fair and equitable basis over time.


COMPENSATION


PIMCO has adopted a "Total Compensation Plan" for its professional level employees, including its portfolio managers, that is designed to pay competitive compensation and reward performance, integrity and teamwork consistent with the firm's mission statement. The Total Compensation Plan includes a significant incentive component that rewards high performance standards, work ethic and consistent individual and team contributions to the firm. The compensation of portfolio managers consists of a base salary, a bonus, and may include a retention bonus. Portfolio managers who are Managing Directors of PIMCO also receive compensation from PIMCO's profits. Certain employees of PIMCO, including portfolio managers, may elect to defer compensation through PIMCO's deferred compensation plan. PIMCO also offers its employees a non-contributory defined contribution plan through which PIMCO makes a contribution based on the employee's compensation. PIMCO's contribution rate increases at a specified compensation level, which is a level that would include portfolio managers.


Salary and Bonus. Base salaries are determined by considering an individual portfolio manager's experience and expertise and may be reviewed for adjustment annually. Portfolio managers are entitled to receive bonuses, which may be significantly more than their base salary, upon attaining certain performance objectives based on predetermined measures of group or department success. These goals are specific to individual portfolio managers and are mutually agreed upon annually by each portfolio manager and his or her manager. Achievement of these goals is an important, but not exclusive, element of the bonus decision process.

In addition, the following non-exclusive list of qualitative criteria (collectively, the "Bonus Factors") may be considered when determining the bonus for portfolio managers:





      - 3-year, 2-year and 1-year dollar-weighted and account-weighted, pre-tax investment performance as judged against the - applicable benchmarks for each account managed by a portfolio manager (including the funds) and relative to applicable industry peer groups;



      - Appropriate risk positioning that is consistent with PIMCO's investment philosophy and the Investment Committee/CIO approach to the generation of alpha;



      -     Amount and nature of assets managed by the portfolio manager;



      - Consistency of investment performance across portfolios of similar mandate and guidelines (reward low dispersion);



      - Generation and contribution of investment ideas in the context of PIMCO's secular and cyclical forums, portfolio strategy meetings, Investment Committee meetings, and on a day-to-day basis;



      - Absence of defaults and price defaults for issues in the portfolios managed by the portfolio manager;



      -     Contributions to asset retention, gathering and client satisfaction;



      -     Contributions to mentoring, coaching and/or supervising; and



      -     Personal growth and skills added.



A portfolio manager's compensation is not based directly on the performance of any fund or any other account managed by that portfolio manager. Final bonus award amounts are determined by the PIMCO Compensation Committee.






Investment professionals, including portfolio managers, are eligible to participate in a Long Term Cash Bonus Plan ("Cash Bonus Plan"), which provides cash awards that appreciate or depreciate based upon the performance of PIMCO's parent company, Allianz Global Investors, and PIMCO over a three-year period. The aggregate amount available for distribution to participants is based upon Allianz Global Investors' profit growth and PIMCO's profit growth. Participation in the Cash Bonus Plan is based upon the Bonus Factors, and the payment of benefits from the Cash Bonus Plan, is contingent upon continued employment at PIMCO.



Key employees of PIMCO, including certain Managing Directors, Executive Vice Presidents, and Senior Vice Presidents, are eligible to participate in the PIMCO Class M Unit Equity Participation Plan, a long-term equity plan. The Class M Unit Equity Participation Plan grants options on PIMCO equity that vest in years three, four and five. Upon vesting, the options will convert into PIMCO M Units, which are non-voting common equity of PIMCO. M Units pay out quarterly distributions equal to a pro-rata share of PIMCO's net profits. There is no assured liquidity and they may remain outstanding perpetually.



Profit Sharing Plan. Instead of a bonus, portfolio managers who are Managing Directors of PIMCO receive compensation from a non-qualified profit sharing plan consisting of a portion of PIMCO's net profits. Portfolio managers who are Managing Directors receive an amount determined by the Partner Compensation Committee, based upon an individual's overall contribution to the firm and the Bonus Factors. Under his employment agreement, William Gross receives a fixed percentage of the profit sharing plan.



Allianz Transaction Related Compensation. In May 2000, a majority interest in the predecessor holding company of PIMCO was acquired by a subsidiary of Allianz AG (currently known as Allianz SE) ("Allianz"). In connection with the transaction, Mr. Gross received a grant of restricted stock of Allianz, the last of which vested on May 5, 2005.





Portfolio managers who are Managing Directors also have long-term employment contracts, which guarantee severance payments in the event of involuntary termination of a Managing Director's employment with PIMCO.

OWNERSHIP OF SECURITIES


As of December 31, 2008, the portfolio manager did not beneficially own any equity securities in the portfolio.

TRANSAMERICA PROFUND ULTRABEAR VP



                                REGISTERED INVESTMENT             OTHER POOLED INVESTMENT
                                     COMPANIES                          VEHICLES                            OTHER ACCOUNTS
                               -----------------------------     ----------------------------     -----------------------------
                                                                                   ASSETS                            ASSETS
   PORTFOLIO MANAGER           NUMBER        ASSETS MANAGED       NUMBER           MANAGED          NUMBER           MANAGED
-----------------------        -------     -----------------     --------       -------------     ----------     --------------
Todd B. Johnson                  177       $24,509,809,588         12           $153,349,055           42        $1,730,261,233
Elisa Petit                       54       $ 1,724,199,919          0           $          0            0        $            0
Ashwin Joshi                      51       $ 1,666,800,161          0           $          0            0        $            0
Erik Benke                        51       $ 1,666,800,161          0           $          0            0        $            0
Rachel L. Ames                    54       $ 1,724,199,919          0           $          0            0        $            0

                                                           FEE BASED ACCOUNTS
    (THE NUMBER OF ACCOUNTS AND THE TOTAL ASSETS IN THE ACCOUNTS MANAGED BY EACH PORTFOLIO MANAGER WITH RESPECT TO WHICH THE
                                     ADVISORY FEE IS BASED ON THE PERFORMANCE OF THE ACCOUNT.)

Todd B. Johnson                    0       $             0          0           $          0            0        $            0
Elisa Petit                        0       $             0          0           $          0            0        $            0
Ashwin Joshi                       0       $             0          0           $          0            0        $            0
Erik Benke                         0       $             0          0           $          0            0        $            0
Rachel L. Ames                     0       $             0          0           $          0            0        $            0



CONFLICTS OF INTEREST



Portfolio managers are generally responsible for multiple investment company accounts. As further described below, certain inherent conflicts of interest arise from the fact that portfolio managers have responsibility for multiple accounts, including conflicts relating to the allocation of investment opportunities. Listed above for each portfolio manager are the number and type of accounts managed or overseen by each team on which each portfolio manager acts, as of December 31, 2008.



In the course of providing advisory services, the sub-adviser may simultaneously recommend the sale of a particular security for one account while recommending the purchase of the same security for another account if such recommendations are consistent with each client's investment strategies. The sub-adviser also may recommend the purchase or sale of securities that may also be recommended by ProShare Advisors LLC, an affiliate of the sub-adviser.



The sub-adviser, its principals, officers and employees (and members of their families) and affiliates may participate directly or indirectly as investors in the sub-adviser's clients, such as the portfolio. Thus, the sub-adviser may recommend to clients the purchase or sale of securities in which it, or its officers, employees or related persons have a financial interest. The sub-adviser may give advice and take actions in the performance of its duties to its clients that differ from the advice given or the timing and nature of actions taken, with respect to other clients' accounts and/or employees' accounts that may invest in some of the same securities recommended to clients.



In addition, the sub-adviser, its affiliates and principals may trade for their own accounts. Consequently, non-customer and proprietary trades may be executed and cleared through any prime broker or other broker utilized by clients. It is possible that officers or employees of the sub-adviser may buy or sell securities or other instruments that the sub-adviser has recommended to, or purchased for, its clients and may engage in transactions for their own accounts in a manner that is inconsistent with the sub-adviser's recommendations to a client. Personal securities transactions by employees may raise potential conflicts of interest when such persons trade in a security that is owned by, or considered for purchase or sale for, a client. The sub-adviser has adopted policies and procedures designed to detect and prevent such conflicts of interest and, when they do arise, to ensure that it effects transactions for clients in a manner that is consistent with its fiduciary duty to its clients and in accordance with applicable law. Any Access Person (as such term is defined in Rule 204A-1 under the Investment Advisers Act of 1940, as amended) of the sub-adviser may make security purchases subject to the terms of the sub-adviser's code of ethics, described below. The sub-adviser and its affiliated persons may come into possession from time to time of material nonpublic and other confidential information about companies which, if disclosed, might affect an investor's decision to buy, sell, or hold a security. Under applicable law, the sub-adviser and its affiliated persons would be prohibited from improperly disclosing or using this information for their personal benefit or for the benefit of any person, regardless of whether the person is a client of the sub-adviser. Accordingly, should the sub-adviser or any affiliated person come into possession of material nonpublic or other confidential information with respect to any company, the sub-adviser and its affiliated persons will have no responsibility or liability for failing to disclose the information to clients as a result of following its policies and procedures designed to comply with applicable law.

COMPENSATION



ProFund Advisors Portfolio Manager Compensation:



ProFund Advisors believes that its compensation program is competitively positioned to attract and retain high-caliber investment professionals. The compensation package for portfolio managers consists of a fixed base salary, an annual incentive bonus opportunity and a competitive benefits package. A portfolio manager's salary compensation is designed to be competitive with the marketplace and reflect a portfolio manager's relative experience and contribution to the firm. Base salary compensation is reviewed and adjusted annually to reflect increases in the cost of living and market rates. The annual incentive bonus opportunity provides cash bonuses based upon the firm's overall performance and individual contributions. Principal consideration is given to appropriate risk management, teamwork and investment support activities in determining the annual bonus amount. Portfolio managers are eligible to participate in the firm's standard employee benefits programs, which include a competitive 401(k) retirement savings program with employer match, life insurance coverage, and health and welfare programs.



OWNERSHIP OF SECURITIES



As of date of this SAI, the portfolio managers did not beneficially own any equity securities in the portfolio.



TRANSAMERICA T. ROWE PRICE EQUITY INCOME VP



                                REGISTERED INVESTMENT            OTHER POOLED INVESTMENT
                                     COMPANIES                         VEHICLES                      OTHER ACCOUNTS
                                -----------------------         -------------------------        -----------------------
                                               ASSETS                            ASSETS                         ASSETS
                                               MANAGED                           MANAGED                       MANAGED
   PORTFOLIO MANAGER            NUMBER       (BILLIONS)         NUMBER         (MILLIONS)        NUMBER       (MILLIONS)
------------------------        ------       ----------         ------         ----------        ------       ----------
Brian C. Rogers                   14         $     19.9             2          $    687.2            9        $   511.2

                                                       FEE BASED ACCOUNTS
(THE NUMBER OF ACCOUNTS AND THE TOTAL ASSETS IN THE ACCOUNTS MANAGED BY EACH PORTFOLIO MANAGER WITH RESPECT TO WHICH THE
                                 ADVISORY FEE IS BASED ON THE PERFORMANCE OF THE ACCOUNT.)

Brian C. Rogers                    0         $        0             0          $        0            0        $       0



TRANSAMERICA T. ROWE PRICE GROWTH STOCK VP



                                REGISTERED INVESTMENT            OTHER POOLED INVESTMENT
                                     COMPANIES                         VEHICLES                      OTHER ACCOUNTS
                                -----------------------         -------------------------        -----------------------
                                               ASSETS                            ASSETS                         ASSETS
                                               MANAGED                           MANAGED                       MANAGED
   PORTFOLIO MANAGER            NUMBER       (BILLIONS)         NUMBER         (MILLIONS)        NUMBER       (MILLIONS)
------------------------        ------       ----------         ------         ----------        ------       ----------
P. Robert Bartolo                 12         $   17.8              1           $   131.5            8         $  434.3

                                                       FEE BASED ACCOUNTS
(THE NUMBER OF ACCOUNTS AND THE TOTAL ASSETS IN THE ACCOUNTS MANAGED BY EACH PORTFOLIO MANAGER WITH RESPECT TO WHICH THE
                                 ADVISORY FEE IS BASED ON THE PERFORMANCE OF THE ACCOUNT.)

P. Robert Bartolo                  0         $      0              0           $       0            0         $      0


TRANSAMERICA T. ROWE PRICE SMALL CAP VP


                                REGISTERED INVESTMENT            OTHER POOLED INVESTMENT
                                     COMPANIES                         VEHICLES                      OTHER ACCOUNTS
                                -----------------------         -------------------------        -----------------------
                                               ASSETS
                                               MANAGED                           ASSETS                        ASSETS
  PORTFOLIO MANAGER             NUMBER       (MILLIONS)         NUMBER           MANAGED         NUMBER        MANAGED
------------------------        ------       ----------         ------         ----------        ------       ----------

Sudhir Nanda                       2         $  375.5              0           $       0            0         $      0

                                                       FEE BASED ACCOUNTS
(THE NUMBER OF ACCOUNTS AND THE TOTAL ASSETS IN THE ACCOUNTS MANAGED BY EACH PORTFOLIO MANAGER WITH RESPECT TO WHICH THE
                                 ADVISORY FEE IS BASED ON THE PERFORMANCE OF THE ACCOUNT.)

Sudhir Nanda                       0         $      0              0           $       0            0         $      0


CONFLICTS OF INTEREST


As of December 31, 2008, portfolio managers at T. Rowe Price typically manage multiple accounts. These accounts may include, among others, mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, colleges and universities, foundations), and commingled trust accounts. Portfolio managers make investment decisions for each fund based on the investment objectives, policies, practices and other relevant investment considerations that the managers believe are applicable to that fund. Consequently, portfolio managers may purchase (or sell) securities for one fund and not another fund. T. Rowe Price has adopted brokerage and trade allocation policies and procedures which it believes are reasonably designed to address any potential conflicts associated with managing multiple accounts for multiple clients. Also, as disclosed under the "Portfolio Manager's Compensation" section, our portfolio managers' compensation is determined in the same manner with respect to all portfolios managed by the portfolio manager.

COMPENSATION


As of December 31, 2008, portfolio manager compensation consists primarily of a base salary, a cash bonus, and an equity incentive that usually comes in the form of a stock option grant. Occasionally, portfolio managers will also have the opportunity to participate in venture capital partnerships. Compensation is variable and is determined based on the following factors.


Investment performance over one-, three-, five-, and 10-year periods is the most important input. We evaluate performance in absolute, relative, and risk-adjusted terms. Relative performance and risk-adjusted performance are determined with reference to the broad based index (e.g. S&P 500) and an applicable Lipper index (e.g.. Large Cap Growth), though other benchmarks may be used as well. Investment results are also compared to comparably managed funds, of competitive investment managements firms.

Performance is primarily measured on a pre-tax basis though tax-efficiency is considered and is especially important for tax efficient funds. It is important to note that compensation is viewed with a long term time horizon. The more consistent a manager's performance over time, the higher the compensation opportunity. The increase or decrease in a fund's assets due to the purchase or sale of fund shares is not considered a material factor. Contribution to our overall investment process is an important consideration as well. Sharing ideas with other portfolio managers, working effectively with and mentoring our younger analysts, and being good corporate citizens are important components of our long term success and are highly valued. All employees of T. Rowe Price, including portfolio managers, participate in a 401(k) plan sponsored by T. Rowe Price Group. In addition, all employees are eligible to purchase T. Rowe Price common stock through an employee stock purchase plan that features a limited corporate matching contribution. Eligibility for and participation in these plans is on the same basis as for all employees. Finally, all vice presidents of
T. Rowe Price Group, including all portfolio managers, receive supplemental medical/hospital reimbursement benefits. This compensation structure is used for all funds managed by the portfolio manager.

OWNERSHIP OF SECURITIES


As of December 31, 2008, none of the portfolio managers beneficially owned any equity securities in the portfolios.


TRANSAMERICA TEMPLETON GLOBAL VP

(TIM)


                                REGISTERED INVESTMENT            OTHER POOLED INVESTMENT
                                     COMPANIES                         VEHICLES                         OTHER ACCOUNTS
                                ---------------------------     -----------------------------    ----------------------------
                                                ASSETS                            ASSETS
  PORTFOLIO MANAGER             NUMBER         MANAGED          NUMBER           MANAGED         NUMBER       ASSETS  MANAGED
------------------------        ------       --------------     ------         --------------    ------       ---------------
Gary U. Rolle                     12         $3,457,180,425        2           $151,847,771          69       $ 1,200,245,339

                                                       FEE BASED ACCOUNTS
      (THE NUMBER OF ACCOUNTS AND THE TOTAL ASSETS IN THE ACCOUNTS MANAGED BY EACH PORTFOLIO MANAGER WITH RESPECT TO WHICH THE
                                 ADVISORY FEE IS BASED ON THE PERFORMANCE OF THE ACCOUNT.)

Gary U. Rolle                      0         $            0        0           $          0           0       $             0


CONFLICTS OF INTEREST








At TIM, individual portfolio managers may manage multiple accounts for multiple clients. In addition to the sub-advisory management of the Funds, TIM manages separate accounts for institutions and individuals. TIM manages potential conflicts between accounts through its allocation policies and procedures, internal review processes and oversight by senior management and its board of directors. TIM has developed trade allocation policies to address potential conflicts in situations where two or more accounts participate in investment decisions involving the same securities using procedures that it considers to be fair and equitable.



COMPENSATION



Portfolio managers, including the members of the executive team, are remunerated with a combination of base salary, performance-based bonus, and profit sharing or ownership interest. The overall compensation structure is reviewed annually for market competitiveness with an objective of offering compensation structures above the median as compared to our industry peers. For purposes of determining the level of performance-based compensation, potential track records (pre-tax) are based on full years of portfolio management for TIM. There are two weighted components taken into consideration for determining maximum incentive compensation amounts. These total 100% and consist of an objective and subjective component as further described below:

      - 80% Objective-portfolio performance-based calculation; based upon relative rankings of track record and return formula criteria. A portion of the objective component is necessarily subjective taking into account such items as co/multi-management responsibilities; portfolio performance upon assignment; length of time managing portfolio; customized client benchmarks; etc., in determining the portfolio manager's relative ranking. TIM's senior management and its board of directors determine the criteria to be used for evaluating how the rankings are determined for each portfolio manager under this objective component.



      - 20% Subjective-based upon additional contributions to the firm as a whole and consistent with responsibilities identified on position descriptions--for example, general research contribution, behavioral competencies (e.g. team contributions; decision making capabilities; work ethic), quality of investment ideas, managerial duties outside of core responsibility, as determined by the executive team.



Key investment personnel have ownership interests in TIM and are evaluated on an annual basis to determine additional allocations of ownership interest. Such interests entitle the owner to quarterly distribution of profits as well as certain liquidity features. The interests effectively vest over a determined time period so as to provide a retention incentive. This ownership feature is intended to create both stability and an entrepreneurial atmosphere at TIM.


OWNERSHIP OF SECURITIES


As of December 31, 2008, the portfolio manager did not beneficially own any shares of equity securities in the portfolio.


(TEMPLETON)


                                REGISTERED INVESTMENT            OTHER POOLED INVESTMENT
                                     COMPANIES                         VEHICLES                      OTHER ACCOUNTS
                                -----------------------         -------------------------        -----------------------
                                               ASSETS                            ASSETS                        ASSETS
                                               MANAGED                           MANAGED                       MANAGED
   PORTFOLIO MANAGER            NUMBER       (MILLIONS)         NUMBER         (MILLIONS)        NUMBER       (MILLIONS)
------------------------        ------       ----------         ------         ----------        ------       ----------
Tina Sadler, CFA                  11         $ 4,358.3              4          $   105.7           30         $ 3,911.3
Antonio T. Docal, CFA              8         $ 6,189.4              4          $   662.1           50         $ 4,779.2
Gary Motyl, CFA                   12         $ 9,693.1              7          $ 1,073.8           47         $ 6,591.5

                                                     FEE BASED ACCOUNTS
 (THE NUMBER OF ACCOUNTS AND THE TOTAL ASSETS IN THE ACCOUNTS MANAGED BY EACH PORTFOLIO MANAGER WITH RESPECT TO WHICH THE
                                ADVISORY FEE IS BASED ON THE PERFORMANCE OF THE ACCOUNT.)

Tina Sadler, CFA                   0         $       0              0          $       0            1         $    37.6
Antonio T. Docal, CFA              0         $       0              1          $    68.1            1         $    37.6
Gary Motyl, CFA                    0         $       0              1          $    68.1            1         $    37.6


CONFLICTS OF INTEREST

The management of multiple funds and accounts may also give rise to potential conflicts of interest if the funds and other accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. The manager seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment strategies that are used in connection with the management of the fund. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which may minimize the potential for conflicts of interest. The separate management of the trade execution and valuation functions from the portfolio management process also helps to reduce potential conflicts of interest. However, securities selected for funds or accounts other than the fund may outperform the securities selected for the fund. Moreover, if a portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, the fund may not be able to take full advantage of that opportunity due to an allocation of that opportunity across all eligible funds and other accounts. The manager seeks to manage such potential conflicts by using procedures intended to provide a fair allocation of buy and sell opportunities among funds and other accounts.

The structure of a portfolio manager's compensation may give rise to potential conflicts of interest. A portfolio manager's base pay and bonus tend to increase with additional and more complex responsibilities that include increased assets under management. As such, there may be an indirect relationship between a portfolio manager's marketing or sales efforts and his or her bonus.

Finally, the management of personal accounts by a portfolio manager may give rise to potential conflicts of interest. While the funds and the manager have adopted a code of ethics which they believe contains provisions reasonably necessary to prevent a wide range of prohibited activities by portfolio managers and others with respect to their personal trading activities, there can be no assurance that the code of ethics addresses all individual conduct that could result in conflicts of interest.

The manager and the fund have adopted certain compliance procedures that are designed to address these, and other, types of conflicts. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.

COMPENSATION

Templeton Investment Counsel, LLC seeks to maintain a compensation program that is competitively positioned to attract, retain and motivate top-quality investment professionals. Portfolio managers receive a base salary, a cash incentive bonus opportunity, an equity compensation opportunity, and a benefits package. Portfolio manager compensation is reviewed annually and the level of compensation is based on individual performance, the salary range for a portfolio manager's level of responsibility and Franklin Templeton guidelines. Portfolio managers are provided no financial incentive to favor one fund or account over another. Each portfolio manager's compensation consists of the following three elements:

            BASE SALARY Each portfolio manager is paid a base salary.

            ANNUAL BONUS Annual bonuses are structured to align the interests of the portfolio manager with those of the Fund's shareholders. Each portfolio manager is eligible to receive an annual bonus. Bonuses generally are split between cash (50% to 65%) and restricted shares of Franklin Resources stock (17.5% to 25%) and mutual fund shares (17.5% to 25%). The deferred equity-based compensation is intended to build a vested interest of the portfolio manager in the financial performance of both Franklin Resources and mutual funds advised by the manager. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving consistently strong investment performance, which aligns the financial incentives of the portfolio manager and Fund shareholders. The Chief Investment Officer of the manager and/or other officers of the manager, with responsibility for the Fund, have discretion in the granting of annual bonuses to portfolio managers in accordance with Franklin Templeton guidelines. The following factors are generally used in determining bonuses under the plan:

            - Investment performance. Primary consideration is given to the historic investment performance over the 1, 3 and 5 preceding years of all accounts managed by the portfolio manager. The pre-tax performance of each fund managed is measured relative to a relevant peer group and/or applicable benchmark as appropriate.


            - Research. Where the portfolio management team also has research responsibilities, each portfolio manager is evaluated on the number and performance of recommendations over time, productivity and quality of recommendations, and peer evaluation.


            - Non-investment performance. For senior portfolio managers, there is a qualitative evaluation based on leadership and the mentoring of staff.

            - Responsibilities. The characteristics and complexity of funds managed by the portfolio manager are factored in the manager's appraisal.

            ADDITIONAL LONG-TERM EQUITY-BASED COMPENSATION Portfolio managers may also be awarded restricted shares or units of Franklin Resources stock or restricted shares or units of one or more mutual funds, and options to purchase common shares of Franklin Resources stock. Awards of such deferred equity-based compensation typically vest over time, so as to create incentives to retain key talent.

Portfolio managers also participate in benefit plans and programs available generally to all employees of Templeton Investment Counsel, LLC.

OWNERSHIP OF SECURITIES


As of December 31, 2008, none of the portfolio managers beneficially owned any equity securities in the portfolio.

TRANSAMERICA THIRD AVENUE VALUE VP


                                REGISTERED INVESTMENT             OTHER POOLED INVESTMENT
                                     COMPANIES                          VEHICLES                     OTHER ACCOUNTS
                                -----------------------         ---------------------------      -----------------------
                                               ASSETS                             ASSETS                       ASSETS
   PORTFOLIO MANAGER            NUMBER         MANAGED          NUMBER            MANAGED        NUMBER        MANAGED
------------------------        ------       ----------         ------         ------------      ------       ----------
Curtis Jensen                     5          $  3 billion         0            $  0                4*         $     *
Kathleen Crawford                 4          $1.6 billion         3            $350 million        3**        $     **
Yang Lie                          1          $336 million         0            $  0               10***       $     ***

FEE BASED ACCOUNTS
(THE NUMBER OF ACCOUNTS AND THE TOTAL ASSETS IN THE ACCOUNTS MANAGED BY EACH PORTFOLIO MANAGER WITH RESPECT TO WHICH THE
                               ADVISORY FEE IS BASED ON THE PERFORMANCE OF THE ACCOUNT.)

Curtis Jensen                     0          $  0                 0            $  0                0          $    0
Kathleen Crawford                 0          $  0                 0            $  0                0          $    0
Yang Lie                          0          $  0                 0            $  0                0          $    0


* Mr. Jensen manages four accounts totaling over $1 million in a personal capacity and receives no advisory fee for these accounts.


** Ms. Crawford manages three accounts totaling less than $1 million in a personal capacity and receives no advisory fee for these accounts.



*** Ms. Lie manages ten accounts totaling over $1 million in a personal capacity and receives no advisory fee for these accounts.


CONFLICTS OF INTEREST

Circumstances may arise under which Third Avenue Management LLC's (the "Adviser") determines that, while it would be both desirable and suitable that a particular security or other investment be purchased or sold for the account of more than one of its client accounts, there is a limited supply or demand for the security or other investment. Each portfolio manager also may manage accounts whose investment strategies may at times be opposed to the strategy utilized by the portfolio. The Adviser has adopted policies and procedures to monitor and manage these potential conflicts of interest to protect its clients' interests.

COMPENSATION


As of December 31, 2008, each portfolio manager receives a fixed base salary and a cash bonus, payable each year. A portion of the bonus is deferred, pursuant to a deferred compensation plan of the Sub-Adviser. The bonus is determined in the discretion of senior management of the Sub-Adviser, and is based on a qualitative analysis of several factors, including the profitability of the Sub-Adviser and the contribution of the individual employee.


OWNERSHIP OF SECURITIES


As of December 31, 2008, none of the portfolio managers beneficially owned any equity securities in the portfolio.

TRANSAMERICA BALANCED VP


                                     REGISTERED INVESTMENT      OTHER POOLED INVESTMENT
                                         COMPANIES                     VEHICLES                 OTHER ACCOUNTS
                                    ------------------------    -----------------------    -----------------------
                                                  ASSETS                      ASSETS                    ASSETS
        PORTFOLIO MANAGER           NUMBER        MANAGED       NUMBER        MANAGED      NUMBER       MANAGED
---------------------------------   ------    --------------    ------     ------------    ------    -------------
Gary U. Rolle (lead-equity)           12      $3,457,180,425      2        $151,847,771      69      $1,200,245,339
Greg D. Haendel (lead-fixed
income)                               10      $2,234,811,525      1        $304,147,164      11      $  358,948,208
Derek S. Brown (co-fixed income)       3      $  912,985,961      0        $          0      15      $1,563,937,895
Geoffrey I. Edelstein (co-equity)      3      $1,595,289,052      2        $53,905,465       85      $   67,199,600
Edward S. Han (co-equity)              7      $  415,854,859      0        $          0       0      $            0
John J. Huber (co-equity)              3      $  704,342,888      1        $ 47,931,056       1      $   78,423,676
Peter O. Lopez (co-fixed income)       3      $  217,407,608      1        $  9,656,024       1      $   26,529,462
Erik U. Rolle (co-equity)              3      $  738,416,523      1        $  9,247,763       0      $            0
Brian W. Westhoff (co-fixed
income)                                7      $  416,127,852      0        $          0       2      $   32,030,243

                                                    FEE BASED ACCOUNTS
(THE NUMBER OF ACCOUNTS AND THE TOTAL ASSETS IN THE ACCOUNTS MANAGED BY EACH PORTFOLIO MANAGER WITH RESPECT TO WHICH THE
                                 ADVISORY FEE IS BASED ON THE PERFORMANCE OF THE ACCOUNT.)

Gary U. Rolle (lead-equity)            0      $            0      0        $          0       0      $            0
Greg D. Haendel (lead-fixed
income)                                0      $            0      0        $          0       0      $            0
Derek S. Brown (co-fixed income)       0      $            0      0        $          0       0      $            0
Geoffrey I. Edelstein (co-equity)      0      $            0      0        $          0       0      $            0
Edward S. Han (co-equity)              0      $            0      0        $          0       0      $            0
John J. Huber (co-equity)              0      $            0      0        $          0       0      $            0
Peter O. Lopez (co-fixed income)       0      $            0      0        $          0       0      $            0
Erik U. Rolle (co-equity)              0      $            0      0        $          0       0      $            0
Brian W. Westhoff (co-fixed
income)                                0      $            0      0        $          0       0      $            0



OWNERSHIP OF SECURITIES



As of December 31, 2008, the portfolio managers did not beneficially own any shares of equity securities in the portfolio.


TRANSAMERICA CONVERTIBLE SECURITIES VP


                                     REGISTERED INVESTMENT      OTHER POOLED INVESTMENT
                                         COMPANIES                     VEHICLES                 OTHER ACCOUNTS
                                    ------------------------    -----------------------    -----------------------
                                                  ASSETS                     ASSETS                     ASSETS
   PORTFOLIO MANAGER                NUMBER        MANAGED       NUMBER       MANAGED       NUMBER       MANAGED
------------------------            ------    --------------    ------     ------------    ------    -------------
Kirk J. Kim (lead)                    8       $ 569,984,623       0        $         0       4       $ 281,359,321
Peter O. Lopez (lead)                 3       $ 217,407,608       1        $ 9,656,024       1       $  26,529,462

                                                    FEE BASED ACCOUNTS
(THE NUMBER OF ACCOUNTS AND THE TOTAL ASSETS IN THE ACCOUNTS MANAGED BY EACH PORTFOLIO MANAGER WITH RESPECT TO WHICH THE
                                 ADVISORY FEE IS BASED ON THE PERFORMANCE OF THE ACCOUNT.)

Kirk J. Kim (lead)                    0       $           0       0        $         0       0       $           0
Peter O. Lopez (lead)                 0       $           0       0        $         0       0       $           0



OWNERSHIP OF SECURITIES



As of December 31, 2008, the portfolio managers did not beneficially own any shares of equity securities in the portfolio.

TRANSAMERICA EQUITY VP


                                     REGISTERED INVESTMENT      OTHER POOLED INVESTMENT
                                         COMPANIES                     VEHICLES                 OTHER ACCOUNTS
                                    ------------------------    -----------------------    -----------------------
                                                   ASSETS                    ASSETS                     ASSETS
   PORTFOLIO MANAGER                NUMBER         MANAGED      NUMBER       MANAGED       NUMBER       MANAGED
---------------------------         ------    --------------    ------     ------------    ------    -------------
Gary U. Rolle (lead)                  12      $3,457,180,425      2        $151,847,771       69     $1,200,245,339
Geoffrey I. Edelstein
(co-manager)                           3      $1,595,289,052      2        $ 53,905,465       85     $   67,199,600
Edward S. Han (co-manager)             7      $  415,854,859      0        $          0        0     $            0
John J. Huber (co-manager)             3      $  704,342,888      1        $ 47,931,056        1     $   78,423,676
Peter O. Lopez (co-manager)            3      $  217,407,608      1        $  9,656,024        1     $   26,529,462
Erik U. Rolle (co-manager)             3      $  738,416,523      1        $  9,247,763        0     $            0

                                                    FEE BASED ACCOUNTS
(THE NUMBER OF ACCOUNTS AND THE TOTAL ASSETS IN THE ACCOUNTS MANAGED BY EACH PORTFOLIO MANAGER WITH RESPECT TO WHICH THE
                                 ADVISORY FEE IS BASED ON THE PERFORMANCE OF THE ACCOUNT.)

Gary U. Rolle (lead)                   0      $            0       0       $          0        0     $            0
Geoffrey I. Edelstein
(co-manager)                           0      $            0       0       $          0        0     $            0
Edward S. Han (co-manager)             0      $            0       0       $          0        0     $            0
John J. Huber (co-manager)             0      $            0       0       $          0        0     $            0
Peter O. Lopez (co-manager)            0      $            0       0       $          0        0     $            0
Erik U. Rolle (co-manager)             0      $            0       0       $          0        0     $            0



OWNERSHIP OF SECURITIES



As of December 31, 2008, the portfolio managers did not beneficially own any shares of equity securities in the portfolio.

TRANSAMERICA EQUITY II VP


                                     REGISTERED INVESTMENT      OTHER POOLED INVESTMENT
                                         COMPANIES                     VEHICLES                 OTHER ACCOUNTS
                                    ------------------------    -----------------------    -----------------------
                                                   ASSETS                    ASSETS                     ASSETS
   PORTFOLIO MANAGER                NUMBER         MANAGED      NUMBER       MANAGED       NUMBER       MANAGED
---------------------------         ------    --------------    ------     ------------    ------    -------------
Gary U. Rolle (lead)                 12       $3,457,180,425      2        $151,847,771      69      $1,200,245,339
Geoffrey I. Edelstein
(co-manager)                          3       $1,595,289,052      2        $ 53,905,465      85      $   67,199,600
Edward S. Han (co-manager)            7       $  415,854,859      0        $          0       0      $            0
John J. Huber (co-manager)            3       $  704,342,888      1        $ 47,931,056       1      $   78,423,676
Peter O. Lopez (co-manager)           3       $  217,407,608      1        $  9,656,024       1      $   26,529,462
Erik U. Rolle (co-manager)            3       $  738,416,523      1        $  9,247,763       0      $            0

                                                    FEE BASED ACCOUNTS
(THE NUMBER OF ACCOUNTS AND THE TOTAL ASSETS IN THE ACCOUNTS MANAGED BY EACH PORTFOLIO MANAGER WITH RESPECT TO WHICH THE
                                 ADVISORY FEE IS BASED ON THE PERFORMANCE OF THE ACCOUNT.)

Gary U. Rolle (lead)                  0       $            0      0        $          0       0      $            0
Geoffrey I. Edelstein
(co-manager)                          0       $            0      0        $          0       0      $            0
Edward S. Han (co-manager)            0       $            0      0        $          0       0      $            0
John J. Huber (co-manager)            0       $            0      0        $          0       0      $            0
Peter O. Lopez (co-manager)           0       $            0      0        $          0       0      $            0
Erik U. Rolle (co-manager)            0       $            0      0        $          0       0      $            0



OWNERSHIP OF SECURITIES



As of December 31, 2008, the portfolio managers did not beneficially own any shares of equity securities in the portfolio.


TRANSAMERICA GROWTH OPPORTUNITIES VP


                                     REGISTERED INVESTMENT      OTHER POOLED INVESTMENT
                                         COMPANIES                     VEHICLES                 OTHER ACCOUNTS
                                    ------------------------    -----------------------    -----------------------
                                                   ASSETS                    ASSETS                     ASSETS
   PORTFOLIO MANAGER                NUMBER         MANAGED      NUMBER       MANAGED       NUMBER       MANAGED
------------------------            ------    --------------    ------     ------------    ------    -------------
Edward S. Han (lead)                  7        $415,854,859        0        $         0       0       $         0
John J. Huber (lead)                  3        $704,342,888        1        $47,931,056       1       $78,423,676

                                                    FEE BASED ACCOUNTS
(THE NUMBER OF ACCOUNTS AND THE TOTAL ASSETS IN THE ACCOUNTS MANAGED BY EACH PORTFOLIO MANAGER WITH RESPECT TO WHICH THE
                                 ADVISORY FEE IS BASED ON THE PERFORMANCE OF THE ACCOUNT.)

Edward S. Han (lead)                  0         $         0       0         $         0        0      $          0
John J. Huber (lead)                  0         $         0       0         $         0        0      $          0



OWNERSHIP OF SECURITIES



As of December 31, 2008, the portfolio managers did not beneficially own any shares of equity securities in the portfolio.

TRANSAMERICA SCIENCE & TECHNOLOGY VP



                                     REGISTERED INVESTMENT      OTHER POOLED INVESTMENT
                                         COMPANIES                     VEHICLES                 OTHER ACCOUNTS
                                    ------------------------    -----------------------    -----------------------
                                                   ASSETS                    ASSETS                     ASSETS
   PORTFOLIO MANAGER                NUMBER         MANAGED      NUMBER       MANAGED       NUMBER       MANAGED
---------------------------         ------    --------------    ------     ------------    ------    -------------
Kirk J. Kim (lead)                     8       $569,984,623        0        $         0       4       $281,359,321
Jeffrey J. Hoo (co-manager)            3       $471,064,636        1        $26,452,817      13       $111,965,483
Joshua D. Shaskan
(co-manager)                          10       $858,046,908        0        $         0      44       $369,368,629
Erik U. Rolle (co-manager)             3       $738,416,523        1        $ 9,247,763       0       $          0

                                                    FEE BASED ACCOUNTS
(THE NUMBER OF ACCOUNTS AND THE TOTAL ASSETS IN THE ACCOUNTS MANAGED BY EACH PORTFOLIO MANAGER WITH RESPECT TO WHICH THE
                                 ADVISORY FEE IS BASED ON THE PERFORMANCE OF THE ACCOUNT.)

Kirk J. Kim (lead)                     0       $          0       0         $         0       0       $          0
Jeffrey J. Hoo (co-manager)            0       $          0       0         $         0       0       $          0
Joshua D. Shaskan
(co-manager)                           0       $          0       0         $         0       0       $          0
Erik U. Rolle (co-manager)             0       $          0       0         $         0       0       $          0



OWNERSHIP OF SECURITIES



As of December 31, 2008, the portfolio managers did not beneficially own any shares of equity securities in the portfolio.


TRANSAMERICA SMALL/MID CAP VALUE VP


                                     REGISTERED INVESTMENT      OTHER POOLED INVESTMENT
                                         COMPANIES                     VEHICLES                 OTHER ACCOUNTS
                                    ------------------------    -----------------------    -----------------------
                                                   ASSETS                    ASSETS                     ASSETS
   PORTFOLIO MANAGER                NUMBER         MANAGED      NUMBER       MANAGED       NUMBER       MANAGED
---------------------------         ------    --------------    ------     ------------    ------    -------------
Jeffrey J. Hoo (lead)                 3        $ 471,064,636      1         $26,452,817      13       $111,965,483
Joshua D. Shaskan (lead)             10        $ 858,046,908      0         $         0      44       $369,368,629
Thomas E. Larkin, III (co)            0        $           0      0         $         0       0       $          0

                                                    Fee based accounts
(The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)

Jeffrey J. Hoo (co-lead)               0       $           0      0         $         0       0       $          0
Joshua D. Shaskan (co-lead)            0       $           0      0         $         0       0       $          0
Thomas E. Larkin, III co)              0       $           0      0         $         0       0       $          0



OWNERSHIP OF SECURITIES



As of December 31, 2008, the portfolio managers did not beneficially own any shares of equity securities in the portfolio.

TRANSAMERICA U.S. GOVERNMENT SECURITIES VP


                                     REGISTERED INVESTMENT      OTHER POOLED INVESTMENT
                                         COMPANIES                     VEHICLES                 OTHER ACCOUNTS
                                    ------------------------    -----------------------    -----------------------
                                                   ASSETS                    ASSETS                     ASSETS
   PORTFOLIO MANAGER                NUMBER         MANAGED      NUMBER       MANAGED       NUMBER       MANAGED
------------------------            ------    --------------    ------     ------------    ------    -------------
Derek S. Brown (lead)                  3      $  912,985,961      0        $          0      15      $1,563,937,895
Greg D. Haendel (co)                  10      $2,234,811,522      1        $304,147,164      11      $  358,948,208

                                                    FEE BASED ACCOUNTS
(THE NUMBER OF ACCOUNTS AND THE TOTAL ASSETS IN THE ACCOUNTS MANAGED BY EACH PORTFOLIO MANAGER WITH RESPECT TO WHICH THE
                                 ADVISORY FEE IS BASED ON THE PERFORMANCE OF THE ACCOUNT.)

Derek S. Brown (lead)                  0      $            0      0        $          0       0      $            0
Greg D. Haendel (co)                   0      $            0      0        $          0       0      $            0



OWNERSHIP OF SECURITIES



As of December 31, 2008, the portfolio managers did not beneficially own any shares of equity securities in the portfolio.


TRANSAMERICA VALUE BALANCED VP


                                     REGISTERED INVESTMENT      OTHER POOLED INVESTMENT
                                         COMPANIES                     VEHICLES                 OTHER ACCOUNTS
                                    ------------------------    -----------------------    -----------------------
                                                   ASSETS                    ASSETS                     ASSETS
   PORTFOLIO MANAGER                NUMBER         MANAGED      NUMBER       MANAGED       NUMBER       MANAGED
--------------------------------    ------    --------------    ------     ------------    ------    -------------
Greg D. Haendel (lead-fixed
income)                               10      $2,234,811,522      1        $304,147,164      11      $  358,948,208
Geofrrey I. Edelstein
(lead-equity)                          3      $1,595,289,052      2        $ 53,905,465      85      $   67,199,600
Derek S. Brown (co-fixed income)       3      $  912,985,961      0        $          0      15      $1,563,937,895
Kirk R. Feldhus (co-equity)            2      $  313,460,452      1        $  8,480,605       0      $            0
Scott L. Dinsdale (co-equity)          1      $  124,873,872      0        $          0       0      $            0
Brian W. Westhoff (co-equity)          7      $  416,127,852      0        $          0       2      $   32,030,243

                                                    FEE BASED ACCOUNTS
(THE NUMBER OF ACCOUNTS AND THE TOTAL ASSETS IN THE ACCOUNTS MANAGED BY EACH PORTFOLIO MANAGER WITH RESPECT TO WHICH THE
                                 ADVISORY FEE IS BASED ON THE PERFORMANCE OF THE ACCOUNT.)

Greg D. Haendel (lead-fixed
income)                                0      $            0      0        $          0       0      $            0
Geofrrey I. Edelstein
(lead-equity)                          0      $            0      0        $          0       0      $            0
Derek S. Brown (co-fixed income)       0      $            0      0        $          0       0      $            0
Kirk R. Feldhus (co-equity)            0      $            0      0        $          0       0      $            0
Scott L. Dinsdale (co-equity)          0      $            0      0        $          0       0      $            0
Brian W. Westhoff (co-equity)          0      $            0      0        $          0       0      $            0



OWNERSHIP OF SECURITIES



As of December 31, 2008, the portfolio managers did not beneficially own any shares of equity securities in the portfolio.


CONFLICTS OF INTEREST


At TIM, individual portfolio managers may manage multiple accounts for multiple clients. In addition to the sub-advisory management of the Funds, TIM manages separate accounts for institutions and individuals. TIM manages potential conflicts between accounts through its allocation policies and procedures, internal review processes and oversight by senior management and its board of directors. TIM has developed trade allocation policies to address potential conflicts in situations where two or more accounts participate in investment decisions involving the same securities using procedures that it considers to be fair and equitable.

COMPENSATION


Portfolio managers, including the members of the executive team, are remunerated with a combination of base salary, performance-based bonus, and profit sharing or ownership interest. The overall compensation structure is reviewed annually for market competitiveness with an objective of offering compensation structures above the median as compared to our industry peers. For purposes of determining the level of performance-based compensation, potential track records (pre-tax) are based on full years of portfolio management for TIM. There are two weighted components taken into consideration for determining maximum incentive compensation amounts. These total 100% and consist of an objective and subjective component as further described below:



      - 80% Objective-portfolio performance-based calculation; based upon relative rankings of track record and return formula criteria. A portion of the objective component is necessarily subjective taking into account such items as co/multi-management responsibilities; portfolio performance upon assignment; length of time managing portfolio; customized client benchmarks; etc., in determining the portfolio manager's relative ranking. TIM's senior management and its board of directors determine the criteria to be used for evaluating how the rankings are determined for each portfolio manager under this objective component.



      - 20% Subjective-based upon additional contributions to the firm as a whole and consistent with responsibilities identified on position descriptions--for example, general research contribution, behavioral competencies (e.g. team contributions; decision making capabilities; work ethic), quality of investment ideas, managerial duties outside of core responsibility, as determined by the executive team.



Key investment personnel have ownership interests in TIM and are evaluated on an annual basis to determine additional allocations of ownership interest. Such interests entitle the owner to quarterly distribution of profits as well as certain liquidity features. The interests effectively vest over a determined time period so as to provide a retention incentive. This ownership feature is intended to create both stability and an entrepreneurial atmosphere at TIM.





TRANSAMERICA VAN KAMPEN ACTIVE INTERNATIONAL ALLOCATION VP


                                     REGISTERED INVESTMENT      OTHER POOLED INVESTMENT
                                         COMPANIES                     VEHICLES                 OTHER ACCOUNTS
                                    ------------------------    -----------------------    -----------------------
                                                                             ASSETS                     ASSETS
   PORTFOLIO MANAGER                NUMBER    ASSETS MANAGED    NUMBER       MANAGED       NUMBER       MANAGED
------------------------            ------    --------------    ------     ------------    ------    -------------
Ann D. Thivierge                      3        $934,588,893       1        $361,627,016      68      $4,608,351,230

                                                    FEE BASED ACCOUNTS
(THE NUMBER OF ACCOUNTS AND THE TOTAL ASSETS IN THE ACCOUNTS MANAGED BY EACH PORTFOLIO MANAGER WITH RESPECT TO WHICH THE
                                 ADVISORY FEE IS BASED ON THE PERFORMANCE OF THE ACCOUNT.)

Ann D. Thivierge                      0        $          0       0        $          0       2      $  108,805,628

TRANSAMERICA VAN KAMPEN LARGE CAP CORE VP


                                       REGISTERED INVESTMENT       OTHER POOLED INVESTMENT
                                           COMPANIES                      VEHICLES                  OTHER ACCOUNTS
                                    ---------------------------   -------------------------    ------------------------
                                                   ASSETS                        ASSETS                      ASSETS
   PORTFOLIO MANAGER                NUMBER         MANAGED        NUMBER         MANAGED       NUMBER        MANAGED
------------------------            ------    -----------------   ------     --------------    -------   --------------
Dennis P. Lynch                       28      $ 10,892,613,443       2       $ 464,242,611      4,376    $3,035,747,363
David S. Cohen                        28      $ 10,892,613,443       2       $ 464,242,611      4,376    $3,035,747,363
Sam G. Chainani                       28      $ 10,892,613,443       2       $ 464,242,611      4,376    $3,035,747,363
Alexander T. Norton                   28      $ 10,892,613,443       2       $ 464,242,611      4,376    $3,035,747,363
Jason C. Yeung                        28      $ 10,892,613,443       2       $ 464,242,611      4,376    $3,035,747,363
Armistead B. Nash                      8      $  5,785,050,728       0       $           0          0    $            0
B. Robert Baker                        8      $ 11,422,782,791       0       $           0      7,725    $5,712,412,428
Jason Leder                            7      $ 11,422,782,791       0       $           0      7,725    $5,712,412,428
Kevin Holt                             7      $ 11,422,782,791       0       $           0      7,725    $5,712,412,428
James Warwick                          7      $ 11,422,782,791       0       $           0      7,725    $5,712,412,428
Devin Armstrong                        7      $ 11,422,782,791       0       $           0      7,725    $5,712,412,428

                                                    FEE BASED ACCOUNTS
(THE NUMBER OF ACCOUNTS AND THE TOTAL ASSETS IN THE ACCOUNTS MANAGED BY EACH PORTFOLIO MANAGER WITH RESPECT TO WHICH THE
                                 ADVISORY FEE IS BASED ON THE PERFORMANCE OF THE ACCOUNT.)

Dennis P. Lynch                        0      $              0       0       $           0          0    $            0
David S. Cohen                         0      $              0       0       $           0          0    $            0
Sam G. Chainani                        0      $              0       0       $           0          0    $            0
Alexander T. Norton                    0      $              0       0       $           0          0    $            0
Jason C. Yeung                         0      $              0       0       $           0          0    $            0
Armistead B. Nash                      0      $              0       0       $           0          0    $            0
B. Robert Baker                        0      $              0       0       $           0          0    $            0
Jason Leder                            0      $              0       0       $           0          0    $            0
Kevin Holt                             0      $              0       0       $           0          0    $            0
James Warwick                          0      $              0       0       $           0          0    $            0
Devin Armstrong                        0      $              0       0       $           0          0    $            0


TRANSAMERICA VAN KAMPEN MID-CAP GROWTH VP



                                       REGISTERED INVESTMENT       OTHER POOLED INVESTMENT
                                           COMPANIES                      VEHICLES                  OTHER ACCOUNTS
                                    ---------------------------   -------------------------    ------------------------
                                                   ASSETS                       ASSETS                      ASSETS
   PORTFOLIO MANAGER                NUMBER         MANAGED        NUMBER        MANAGED        NUMBER       MANAGED
------------------------            ------    -----------------   ------     --------------    -------   --------------
Dennis P. Lynch                       28      $ 10,892,613,443      2        $ 464,242,611      4,376    $3,035,747,363
David S. Cohen                        28      $ 10,892,613,443      2        $ 464,242,611      4,376    $3,035,747,363
Sam G. Chainani                       28      $ 10,892,613,443      2        $ 464,242,611      4,376    $3,035,747,363
Alexander T. Norton                   28      $ 10,892,613,443      2        $ 464,242,611      4,376    $3,035,747,363
Jason C. Yeung                        28      $ 10,892,613,443      2        $ 464,242,611      4,376    $3,035,747,363
Armistead B. Nash                      8      $  5,785,050,728      0        $           0          0    $            0

                                                    FEE BASED ACCOUNTS
(THE NUMBER OF ACCOUNTS AND THE TOTAL ASSETS IN THE ACCOUNTS MANAGED BY EACH PORTFOLIO MANAGER WITH RESPECT TO WHICH THE
                                 ADVISORY FEE IS BASED ON THE PERFORMANCE OF THE ACCOUNT.)

Dennis P. Lynch                        0      $              0      0        $           0          0    $            0
David S. Cohen                         0      $              0      0        $           0          0    $            0
Sam G. Chainani                        0      $              0      0        $           0          0    $            0
Alexander T. Norton                    0      $              0      0        $           0          0    $            0
Jason C. Yeung                         0      $              0      0        $           0          0    $            0
Armistead B. Nash                      0      $              0      0        $           0          0    $            0

CONFLICT OF INTEREST

Because the portfolio managers may manage assets for other investment companies, pooled investment vehicles, and/or other accounts (including institutional clients, pension plans and certain high net worth individuals), there may be an incentive to favor one client over another resulting in conflicts of interest. For instance, the sub-adviser may receive fees from certain accounts that are higher than the fee it receives from the portfolio, or it may receive a performance-based fee on certain accounts. In those instances, the portfolio managers may have an incentive to favor the higher and/or performance-based fee accounts over the portfolio. In addition, a conflict of interest could exist to the extent the sub-adviser has proprietary investments in certain accounts, where portfolio managers have personal investments in certain accounts or when certain accounts are investment options in the sub-adviser's employee benefits and/or deferred compensation plans. The portfolio manager may have an incentive to favor these accounts over others. If the sub-adviser manages accounts that engage in short sales of securities of the type in which the portfolio invests, the sub-adviser could be seen as harming the performance of the portfolio for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall. The sub-adviser has adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest.

COMPENSATION


Portfolio managers receive a combination of base compensation and discretionary compensation, comprising a cash bonus and several deferred compensation programs described below. The methodology used to determine portfolio manager compensation is applied across all funds/accounts managed by the portfolio managers.



      BASE SALARY COMPENSATION. Generally, portfolio managers receive base salary compensation based on the level of their position with the Investment Adviser.


      DISCRETIONARY COMPENSATION. In addition to base compensation, portfolio managers may receive discretionary compensation.

      Discretionary compensation can include:

            -     Cash Bonus.


            - Morgan Stanley's Long Term Incentive Compensation awards - a mandatory program that defers a portion of discretionary year-end compensation into restricted stock units or other awards based on Morgan Stanley common stock or other investments that are subject to vesting and other conditions.



            - Investment Management Alignment Plan (IMAP) awards - a mandatory program that defers a portion of discretionary year-end compensation and notionally invests it in designated funds advised by the Investment Adviser or its affiliates. The award is subject to vesting and other conditions. Portfolio managers must notionally invest a minimum of 25% to a maximum of 100% of the IMAP deferral into a combination of the designated funds they manage that are included in the IMAP fund menu, which may or may not include the Fund.



            - Voluntary Deferred Compensation Plans - voluntary programs that permit certain employees to elect to defer a portion of their discretionary year-end compensation and directly or notionally invest the deferred amount: (1) across a range of designated investment funds, including funds advised by the Investment Adviser or its affiliates; and/or (2) in Morgan Stanley stock units.


Several factors determine discretionary compensation, which can vary by portfolio management team and circumstances. In order of relative importance, these factors include:


            - Investment performance. A portfolio manager's compensation is linked to the pre-tax investment performance of the funds/accounts managed by the portfolio manager. Investment performance is calculated for one-, three- and five-year periods measured against a fund's/account's primary benchmark (as set forth in the fund's prospectus), indices and/or peer groups where applicable. Generally, the greatest weight is placed on the three- and five-year periods.


            - Revenues generated by the investment companies, pooled investment vehicles and other accounts managed by the portfolio manager.


            - Contribution to the business objectives of the Investment Adviser. o The dollar amount of assets managed by the portfolio manager. - Market compensation survey research by independent third parties. - Other qualitative factors, such as contributions to client objectives.


            - Performance of Morgan Stanley and Morgan Stanley Investment Management, and the overall performance of the investment team(s) of which the portfolio manager is a member.

OWNERSHIP OF SECURITIES


As of December 31, 2008, none of the portfolio managers beneficially owned any equity securities in the portfolios that they manage.

                                  TRANSAMERICA
                                  SERIES TRUST




                      Transamerica Strategic Selection Fund

                       STATEMENT OF ADDITIONAL INFORMATION


                                                                     May 1, 2009


Transamerica Strategic Selection Fund (the "portfolio") is a series of Transamerica Series Trust (the "Trust" or "TST"), an open-end management investment company that offers a selection of investment funds. TST is registered under the Investment Company Act of 1940, as amended (the "1940 Act").


This Statement of Additional Information ("SAI") is not a prospectus but supplements and should be read in conjunction with the prospectus of Transamerica Series Trust (the "Trust" or "TST") dated May 1, 2009 for Transamerica Strategic Selection Fund, as it may be supplemented from time to time. You may obtain a copy of the prospectus free of charge by calling 1-800-851-9777. The SAI is incorporated by reference into the prospectus. The SAI sets forth information which may be of interest to investors but which is not necessarily included in the prospectus. The Trust's Annual Report to Policyowners, including the financial statements therein, are incorporated by reference into this SAI.


                              INVESTMENT ADVISER:
                       TRANSAMERICA ASSET MANAGEMENT, INC.

TABLE OF CONTENTS

TRANSAMERICA SERIES TRUST

Information about the portfolio you should know before investing

(PLEASE NOTE: Please refer to your product prospectus for a listing of the portfolios that are offered through the product you have purchased.)

INVESTOR INFORMATION

                Organization                                                                          3
                Investment Objective                                                                  3
                Fundamental Investment Policies                                                       3
                Non-Fundamental Investment Restrictions                                               5
                Fees Paid by the Portfolio                                                            5
                Portfolio Expenses Paid by Investment Adviser                                         5
                Commissions Paid by the Portfolio                                                     5
                The Sub-Adviser                                                                       5
                Portfolio Manager Information                                                         5

ADDITIONAL INFORMATION

        INVESTMENT POLICIES AND STRATEGIES OF THE UNDERLYING PORTFOLIOS

                Lending                                                                               6
                Borrowing                                                                             6
                Short Sales                                                                           7
                Foreign Securities                                                                    7
                Foreign Bank Obligations                                                              9
                Forward Foreign Currency Contracts                                                   10
                When-issued, Delayed Settlement and Forward Delivery Securities                      11
                Repurchase and Reverse Repurchase Agreements                                         12
                Temporary Defensive Position                                                         12
                U.S. Government Securities                                                           12
                Non-Investment Grade Debt Securities                                                 13
                Convertible Securities                                                               13
                Investments in Futures, Options and Other Derivative Instruments                     14
                Zero Coupon, Pay-in-Kind and Step Coupon Securities                                  23
                Warrants and Rights                                                                  23
                Mortgage-Backed Securities                                                           23
                Asset-Backed Securities                                                              25
                Pass-Through Securities                                                              26
                Other Income Producing Securities                                                    26
                Illiquid and Restricted/144A Securities                                              27
                Other Investment Companies                                                           27
                Bank and Thrift Obligations                                                          27
                Investments in the Real Estate Industry and Real Estate Investment Trusts ("REITs")  28
                Variable Rate Master Demand Notes                                                    28
                Debt Securities and Fixed-Income Investing                                           29
                Structured Notes                                                                     30
                High Yield/High-Risk Securities                                                      30
                Trade Claims                                                                         30
                Brady Bonds                                                                          31
                Collateralized Debt Obligations                                                      31
                Dollar Roll Transactions                                                             32
                Exchange Traded Funds ("ETFs")                                                       32
                Hybrid Instruments                                                                   32
                Indexed Securities                                                                   32
                Distressed Securities                                                                33

                Municipal Fixed-Income Securities                                                    33
                Passive Foreign Investment Companies                                                 34
                Preferred Stocks                                                                     34
                Loan Participations and Assignments                                                  34
                Event-Linked Bonds                                                                   36

MANAGEMENT OF THE TRUST

                Trustees and Officers                                                                37
                Shareholder Communication Procedures with Board of Trustees                          50
                Code of Ethics                                                                       51
                Proxy Voting Policies and Procedures                                                 51
                Disclosure of Portfolio Holdings                                                     52
                The Investment Adviser                                                               53
                The Sub-Adviser                                                                      54
                Personal Securities Transactions                                                     54
                Administrative and Transfer Agency Services                                          55
                Portfolio Turnover                                                                   55
                Brokerage                                                                            55
                Directed Brokerage                                                                   56
                Determination of Offering Price                                                      56
                Net Asset Valuation Determination                                                    56
                Principal Shareholders                                                               58
                Taxes                                                                                58

OTHER INFORMATION

                The Trust                                                                            60
                Financial Statements                                                                 60
                Independent Registered Certified Public Accountant                                   60
                Custodian                                                                            60

APPENDICES

                Appendix A -- Brief Explanation of Rating Categories                                 A-1
                Appendix B -- Investment Adviser and Sub-Adviser's Proxy Voting
                              Policies And Procedures                                                B-1
                Appendix C -- Portfolio Managers                                                     C-1

TRANSAMERICA STRATEGIC SELECTION FUND

INVESTOR INFORMATION

ORGANIZATION

The portfolio is a series of Transamerica Series Trust ("Trust" or "TST"), a Delaware statutory trust that is governed by an Amended and Restated Agreement and Declaration of Trust dated November 1, 2007. The Trust, which was organized in 2005, is the successor to a corporation formed under the laws of the State of Maryland in 1985.

Shares of the portfolio are currently intended to be sold to certain separate accounts of Western Reserve Life Assurance Co. of Ohio ("WRL") to fund the benefits under policies ("Policies") or contracts ("Contracts") (collectively, the "Separate Accounts") (owners of the Separate Accounts, the "Policyowners"). As such, WRL is the only shareholder of the portfolio. If WRL offers a portfolio of TST in its respective products, and you own a Policy or a Contract of such product, you have the right to give voting instructions on certain shares of such portfolio. Shares of the portfolio may be made available to other insurance companies and their separate accounts in the future.

Because the portfolio's shares are sold to Separate Accounts established to receive and invest premiums received under Policies and purchase payments received under the Contracts, it is conceivable that, in the future, it may become disadvantageous for variable life insurance Separate Accounts of WRL to invest in the Trust simultaneously. Neither WRL nor the Trust currently foresees any such disadvantages or conflicts. WRL may notify the Trust's Board of a potential or existing conflict. The Trust's Board will then determine if a material conflict exists and what action, if any, is needed.

Such action could include the sale of the portfolio's shares by one or more of the Separate Accounts, which could have adverse consequences. Material conflicts could result from, for example, (1) changes in state insurance laws, (2) changes in federal income tax laws, or (3) differences in voting instructions between those given by the Policyowners. The Trust's Board might conclude that separate portfolios should be established under the Separate Accounts. If this happens, WRL will bear the attendant expenses of establishing separate portfolios. As a result, Policyowners would no longer have the economies of scale typically resulting from a larger combined portfolio.

The portfolio offers only Initial Class shares. All shares of the portfolio have equal voting rights. Each of the issued and outstanding shares of the portfolio is entitled to one vote and to participate equally in dividends and distributions declared by the portfolio and, upon liquidation or dissolution, to participate equally in the net assets of the portfolio remaining after satisfaction of outstanding liabilities. The shares of the portfolio, when issued, will be fully paid and nonassessable, have no preferences, preemptive, conversion, exchange or similar rights, and will be freely transferable. Shares do not have cumulative voting rights.

Only the Separate Accounts of WRL may hold shares of the portfolio and are entitled to exercise the rights directly as described above. To the extent required by law, WRL will vote the portfolio's shares held in the Separate Accounts, including Trust shares which are not attributable to Policyowners, at meetings of the Trust, in accordance with instructions received from persons having voting interests in the corresponding sub-accounts of the Separate Accounts. Except as required by the 1940 Act, the Trust does not hold regularly scheduled special shareholder meetings. If the 1940 Act or any regulation thereunder should be amended, or if present interpretation thereof should change, and as a result it is determined that WRL is permitted to vote the Trust's shares in its own right, it may elect to do so. The rights of Policyowners are described in more detail in the prospectuses or disclosure documents for the Policies and the Contracts, respectively.

INVESTMENT OBJECTIVE

Assets of the portfolio are intended to be invested in certain underlying TST portfolios as discussed in the portfolio's prospectus. Consequently, the investment objective of the portfolio is indirectly tied to the investment objective of the underlying portfolios in which it will invest. There can be no assurance that the underlying portfolios, and ultimately the portfolio, will, in fact, achieve their objectives. The portfolio's investment objective and, unless otherwise noted, its investment policies and techniques may be changed by the Board without approval of shareholders or Policyowners. A change in the investment objective or policies of the portfolio may result in the portfolio having an investment objective or policies different from those which a Policyowner deemed appropriate at the time of investment.

FUNDAMENTAL INVESTMENT POLICIES

As indicated in the prospectus, the portfolio is subject to certain fundamental policies that may not be changed without the approval of the holders of a majority of the outstanding voting securities of the portfolio. "Majority" for this purpose and under the 1940 Act means the lesser of (i) 67% of the voting securities represented at a meeting at which more than 50% of the outstanding voting securities of the portfolio are represented or (ii) more than 50% of the outstanding voting securities of the portfolio. A complete statement of all such fundamental policies is set forth below. State insurance laws and regulations may impose additional limitations on the portfolio's investments, including the portfolio's ability to borrow, lend and use options, futures and other derivative instruments. In addition, such laws and regulations may require that the portfolio's investments meet additional diversification or other requirements.

The portfolio has adopted the following fundamental policies:

1. Diversification

The portfolio shall be a "diversified company" as that term is defined in the 1940 Act, and as interpreted or modified from time to time by regulatory authority having jurisdiction..

2. Borrowing

The portfolio may not borrow money, except as permitted under the 1940 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction.

3. Senior Securities

The portfolio may not issue any senior security, except as permitted under the 1940 Act, and as interpreted, modified or otherwise permitted from time to time by regulatory authority having jurisdiction.

4. Underwriting Securities

The portfolio may not act as an underwriter of securities within the meaning of the Securities Act of 1933, as amended, ("Securities Act") except as permitted under the Securities Act, and as interpreted, modified or otherwise permitted from time to time by regulatory authority having jurisdiction. Among other things, to the extent that the portfolio may be deemed to be an underwriter within the meaning of the Securities Act, it may act as an underwriter of securities in connection with the purchase and sale of its portfolio securities in the ordinary course of pursuing its investment objective, investment policies and investment program.

5. Real Estate

The portfolio may not purchase or sell real estate or any interests therein, except as permitted under the 1940 Act, and as interpreted, modified or otherwise permitted from time to time by regulatory authority having jurisdiction. Notwithstanding this limitation, the portfolio may, among other things, (i) acquire or lease office space for its own use; (ii) invest in securities of issuers that invest in real estate or interests therein; (iii) invest in mortgage-related securities and other securities that are secured by real estate or interests therein; or (iv) hold and sell real estate acquired by the portfolio as a result of the ownership of securities.

6. Making Loans

The portfolio may make loans only as permitted under the 1940 Act, and as interpreted, modified or otherwise permitted from time to time by regulatory authority having jurisdiction.

7. Concentration of Investments

The portfolio may not "concentrate" its investments in a particular industry or group of industries, except as permitted under the 1940 Act, and as interpreted, modified or otherwise permitted from time to time by regulatory authority having jurisdiction, Without limiting the generality of the foregoing this limitation will not apply to securities issued or guaranteed as to principal and/or interest by the U.S. Government, its agencies or instrumentalities.

For purposes of this restriction, the underlying portfolios are not considered to be an industry or group of industries.

8. Commodities

The portfolio may not purchase physical commodities or contracts relating to physical commodities, except as permitted under the 1940 Act, and as interpreted, modified or otherwise permitted from time to time by regulatory authority having jurisdiction.

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS

The portfolio has adopted the following non-fundamental restrictions that may be changed by the Board of Trustees without shareholder approval:

(A) The portfolio may not invest more than 15% of its net assets in illiquid securities.

(B) The portfolio may not invest for purposes of exercising control or management.

(C) The portfolio may purchase securities issued by registered open-end investment companies or registered unit investment trusts if these companies and trusts have a policy prohibiting them from acquiring any securities of other registered open-end investment companies or registered unit investment trusts in reliance upon Section 12(d)(1)(F) or Section 12(d)(1)(G) of the Investment Company Act of 1940.

FEES PAID BY THE PORTFOLIO

The portfolio had not commenced operations as of the date of this Statement of Additional Information, so there were no Trustee Fees, Advisory Fees, or Administrative Service Fees to report for the last three fiscal years.

PORTFOLIO EXPENSES PAID BY INVESTMENT ADVISER

TAM has contractually undertaken through [ ], to pay expenses on behalf of the portfolio to the extent normal operating expenses (including investment advisory fees but excluding certain extraordinary expenses and acquired (i.e., underlying portfolios) funds' fees and expenses) exceed, as a percentage of the portfolio's average daily net assets, [ ]%. Because the portfolio had not commenced operations as of the date of this Statement of Additional Information,, there were no expenses paid by the investment adviser for the last three fiscal years.

COMMISSIONS PAID BY THE PORTFOLIO

The portfolio did not pay any brokerage commissions for the last three fiscal years as it had not commenced operations as of the date of this Statement of Additional Information.

THE SUB-ADVISER


TRANSAMERICA INVESTMENT MANAGEMENT, LLC ("TIM") serves as sub-adviser to the portfolio. TIM, located at 11111 Santa Monica Blvd., Suite 820, Los Angeles, CA 90025, is a registered investment adviser, which is wholly owned by Transamerica Investment Services, Inc. ("TISI"). TISI's parent, Transamerica Corporation, was acquired in 1999 by AEGON NV, a global financial services firm. TAM is an affiliate of TIM. The sub-adviser serves pursuant to a Sub-Advisory Agreement dated [ ] between TAM and TIM. The agreement continues for an initial period of two years and then remains in effect from year to year if approved annually by the Trust's Board of Trustees.


PORTFOLIO MANAGER INFORMATION

Information regarding the other accounts managed by the portfolio managers, the methods by which the portfolio managers are compensated, the range of securities owned by each portfolio manager and a description of the conflicts of interest policy applicable to each portfolio manager is provided in Appendix C of this SAI.

ADDITIONAL INFORMATION

INVESTMENT POLICIES AND STRATEGIES OF THE UNDERLYING PORTFOLIOS

This section of this SAI further explains policies and strategies utilized by the underlying portfolios. Please refer to each underlying portfolio's prospectus and investment restrictions for the policies and strategies pertinent to that portfolio. Unless otherwise indicated, all limitations applicable to portfolio investments (as stated in the prospectus and elsewhere in this SAI) apply only at the time a transaction is entered into.

LENDING

The underlying portfolios may lend portfolio securities subject to their stated restrictions. Under applicable regulatory requirements (which are subject to change), the following conditions apply to securities loans by each underlying portfolio: (a) the loan must be continuously secured by liquid assets maintained on a current basis in an amount at least equal to the market value of the securities loaned; (b) the underlying portfolio must receive any dividends or interest paid by the issuer on such securities; (c) the underlying portfolio must have the right to call the loan and obtain the securities loaned at any time upon notice of not more than five business days, including the right to call the loan to permit voting of the securities; and (d) the underlying portfolio must receive either interest from the investment of collateral or a fixed fee from the borrower.

State laws and regulations may impose additional limitations on borrowing.

Securities loaned by the underlying portfolios remain subject to fluctuations in market value. The underlying portfolios may pay reasonable finders, custodian and administrative fees in connection with a loan. Securities lending, as with other extensions of credit, involves the risk that the borrower may default. Although securities loans will be fully collateralized at all times, the underlying portfolios may experience delays in, or be prevented from, recovering the collateral. During the period that the underlying portfolios seeks to enforce their rights against the borrower, the collateral and the securities loaned remain subject to fluctuations in market value. The underlying portfolios do not have the right to vote securities on loan, but would terminate the loan and regain the right to vote if it were considered important with respect to the investment. The underlying portfolios may also incur expenses in enforcing their rights. If an underlying portfolio has sold a loaned security, it may not be able to settle the sale of the security and may incur potential liability to the buyer of the security on loan for its costs to cover the purchase. At the termination of a loan transaction, a portfolio has the obligation to return cash or collateral delivered by the borrower. The portfolio may experience losses on the collateral and may be required to liquidate investments at inopportune times in order to return the amounts to the borrower.

The underlying portfolios may also lend (or borrow) money to other portfolios or funds that are managed by their sub-adviser, provided each portfolio or fund seeks and obtains permission from the SEC.

BORROWING

Subject to their respective investment restrictions, the underlying portfolios may borrow money from banks for temporary or emergency purposes. To secure borrowings, an underlying portfolio may not mortgage or pledge its securities in amounts that exceed a certain percentage of their net assets.

The underlying portfolios may also borrow (or lend) money to other portfolios or funds that permit such transactions and are also advised by their sub-adviser, provided each portfolio or fund seeks and obtains permission from the SEC. There is no assurance that such permission would be granted.

The underlying portfolios may borrow for investment purposes -- this is called "leveraging." The underlying portfolios may borrow only from banks, not from other investment companies. There are risks associated with leveraging:

      - If an underlying portfolio's asset coverage drops below 300% of borrowings, the underlying portfolio may be required to sell securities within three days to reduce its debt and restore the 300% coverage, even though it may be disadvantageous to do so.

      - Leveraging may exaggerate the effect on net asset value of any increase or decrease in the market value of a portfolio's securities.

      - Money borrowed for leveraging will be subject to interest costs. In certain cases, interest costs may exceed the return received on the securities purchased.

      - A portfolio may be required to maintain minimum average balances in connection with borrowing or to pay a commitment or other fee to maintain a line of credit.

      - Either of these requirements would increase the cost of borrowing over the stated interest rate.

SHORT SALES

A short sale means selling a security an underlying portfolio does not own to take advantage of an anticipated decline in the stock's price. Once an underlying portfolio sells the security short, it has an obligation to replace the borrowed security; if the underlying portfolio can buy the security back at a lower price, a profit results. The underlying portfolios may from time to time sell securities short. In the event that the sub-adviser anticipates that the price of a security will decline, it may sell the security short and borrow the same security from a broker or other institution to complete the sale. An underlying portfolio will incur a profit or a loss, depending upon whether the market price of the security decreases or increases between the date of the short sale and the date on which the underlying portfolio must replace the borrowed security. All short sales will be fully collateralized.

Short sales represent an aggressive trading practice with a high risk/return potential, and short sales involve special considerations. Risks of short sales include that possible losses from short sales may be unlimited (e.g., if the price of a stock sold short rises), whereas losses from direct purchases of securities are limited to the total amount invested, and an underlying portfolio may be unable to replace a borrowed security sold short.

The underlying portfolios may sell securities "short against the box." A short sale is the sale of a security that an underlying portfolio does not own. A short sale is "against the box" if at all times when the short position is open, the underlying portfolio owns an equal amount of the securities sold short or securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities sold short. In no event will an underlying portfolio engage in short sales transactions if it would cause the market value of all of the underlying portfolio's securities sold short to exceed 25% of its net assets. The value of the securities of any one issuer that may be shorted by the underlying portfolio is limited to the lesser of 2% of the value of the underlying portfolio's net assets or 2% of the securities of any class of the issuer. An underlying portfolio may also "sell short against the box," i.e., the underlying portfolio owns securities identical to those sold short. Short sales against the box are not subject to the 25% limitation. A capital gain is recognized immediately upon entering into a short sale against the box with respect to an appreciated security. Short sales are speculative in nature, and may reduce returns or increase volatility.

LEVERAGE RISKS - Leverage risk is created when an investment exposes an underlying portfolio to a level of risk that exceeds the amount invested. Changes in the value of the investment magnify such portfolio's risk of loss and potential for gain. Investments can have these same results if their returns are based on a multiple of a specified index, security, or other benchmark.

LIQUIDITY RISKS - Trading opportunities are more limited for equity securities that are not widely held. This may make it more difficult to sell or buy a security at a favorable price or time. Consequently, an underlying portfolio may have to accept a lower price to sell a security, sell other securities to raise cash or give up an investment opportunity, any of which could have a negative effect on the underlying portfolio's performance. Infrequent trading of securities may also lead to an increase in their price volatility.

Liquidity risk also refers to the possibility that the underlying portfolio may not be able to sell a security or close out a derivative contract when it wants. If this happens, the underlying portfolio will be required to continue to hold the security or keep the position open, and the underlying portfolio could incur losses. Over-the-counter ("OTC") derivative contracts generally carry greater liquidity risk than exchange-traded contracts.

FOREIGN SECURITIES

The underlying portfolios may invest in foreign securities through the purchase of securities of foreign issuers or of American Depositary Receipts ("ADRs"), European Depository Receipts ("EDRs"), Global Depository Receipts ("GDRs") and Fiduciary Depository Receipts ("FDRs") or other securities representing underlying shares of foreign companies. Generally, ADRs, in registered form, are designed for use in U.S. securities markets and EDRs, GDRs and FDRs, in bearer form, are designed for use in European and global securities markets. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. EDRs, GDRs and FDRs are European, global and fiduciary receipts, respectively, evidencing a similar arrangement. Because foreign companies are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies, there may be less publicly available information about a foreign company than about a U.S. company. Volume and liquidity in most foreign markets are less than in the U.S., and securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on U.S. exchanges, although an underlying portfolio will endeavor to achieve the most favorable net results on portfolio transactions. There is generally less government supervision and regulation of securities exchanges, brokers, dealers and listed companies than in the U.S., thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities.

Foreign markets also have different clearance and settlement procedures; and in certain markets, there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Such delays in settlement could result in temporary periods when a portion of the assets of an underlying portfolio investing in foreign markets is uninvested and no return is earned thereon. The inability of an underlying portfolio to make intended security purchases due to settlement problems could cause the underlying portfolio to miss attractive investment opportunities. Losses to an underlying portfolio due to subsequent declines in the value of portfolio securities, or losses arising out of an inability to fulfill a contract to sell such securities, could result in potential liability to the underlying portfolio. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect the investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

In many instances, foreign debt securities may provide higher yields than securities of domestic issuers which have similar maturities and quality. Under certain market conditions, these investments may be less liquid than the securities of U.S. corporations and are certainly less liquid than securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities. Finally, in the event of a default of any such foreign debt obligations, it may be more difficult to obtain or to enforce a judgment against the issuers of such securities.

If a security is denominated in foreign currency, the value of the security to an underlying portfolio will be affected by changes in currency exchange rates and in exchange control regulations, and costs will be incurred in connection with conversions between currencies. Currency risks generally increase in lesser developed markets. Exchange rate movements can be large and can endure for extended periods of time, affecting either favorably or unfavorably the value of an underlying portfolio's assets. The value of the assets of an underlying portfolio as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations.

A change in the value of any foreign currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of securities denominated in that currency. Such changes will also affect the income and distributions to shareholders of an underlying portfolio investing in foreign markets. In addition, although an underlying portfolio will receive income on foreign securities in such currencies, it will be required to compute and distribute income in U.S. dollars. Therefore, if the exchange rate for any such currency declines materially after income has been accrued and translated into U.S. dollars, an underlying portfolio could be required to liquidate portfolio securities to make required distributions. Similarly, if an exchange rate declines between the time an underlying portfolio incurs expenses in U.S. dollars and the time such expenses are paid, the amount of such currency required to be converted into U.S. dollars in order to pay such expenses in U.S. dollars will be greater.

ADRs, which are traded in the United States on exchanges or over-the-counter, are issued by domestic banks. ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. ADRs do not eliminate all the risk inherent in investing in foreign issuers' stock. However, by investing in ADRs rather than directly in foreign issuers' stock, an underlying portfolio can avoid currency risks during the settlement period for either purchase or sales.

In general, there is a large, liquid market in the United States for many ADRs. The information available for ADRs is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, which standards are more uniform and more exacting than those to which many foreign issuers may be subject. Certain ADRs, typically those denominated as unsponsored, require the holders thereof to bear most of the costs of such facilities, while issuers of sponsored facilities normally pay more of the costs thereof. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through the voting rights to facility holders with respect to the deposited securities, whereas the depositary of a sponsored facility typically distributes shareholder communications and passes through the voting rights.

FOREIGN EXCHANGE TRANSACTIONS. To the extent an underlying portfolio invests directly in foreign securities, it may engage in foreign exchange transactions. The foreign currency exchange market is subject to little government regulation, and such transactions generally occur directly between parties rather than on an exchange or in an organized market. This means that an underlying portfolio is subject to the full risk of default by a counterparty in such a transaction. Because such transactions often take place between different time zones, an underlying portfolio may be required to complete a currency exchange transaction at a time outside of normal business hours in the counterparty's location, making prompt settlement of such transaction impossible. This exposes the underlying portfolio to an increased risk that the counterparty will be unable to settle the transaction. Although the counterparty in such transactions is often a bank or other financial institution, currency transactions are generally not covered by insurance otherwise applicable to such institutions.

EMERGING MARKETS. Securities traded in certain emerging market countries, including the emerging market countries in Eastern Europe, may be subject to risks in addition to risks typically posed by foreign investing due to the inexperience of financial intermediaries, the lack of modern technology, and the lack of a sufficient capital base to expand business operations. Additionally, former Communist regimes of a number of Eastern European countries previously expropriated a large amount of property, the claims on which have not been entirely settled. There can be no assurance that an underlying portfolio's investments in Eastern Europe will not also be expropriated, nationalized or otherwise confiscated.

The underlying portfolios may invest in Brady Bonds, which are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas
F. Brady (the "Brady Plan"). Brady Plan debt restructurings have been implemented in a number of countries, including: Argentina, Bolivia, Brazil, Bulgaria, Costa Rica, the Dominican Republic, Ecuador, Jordan, Mexico, Niger, Nigeria, Panama, Peru, the Philippines, Poland, Uruguay, and Venezuela.

Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the U.S. dollar) and are actively traded in the over-the-counter secondary market. Brady Bonds are not considered to be U.S. Government securities. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed-rate par bonds or floating-rate discount bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized on a one-year or longer rolling-forward basis by cash or securities in an amount that, in the case of fixed-rate bonds, is equal to at least one year of interest payments or, in the case of floating rate bonds, initially is equal to at least one year's interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to "value recovery payments" in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Brady Bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk").

Most Mexican Brady Bonds issued to date have principal repayments at final maturity fully collateralized by U.S. Treasury zero coupon bonds (or comparable collateral denominated in other currencies) and interest coupon payments collateralized on an 18-month rolling-forward basis by portfolios held in escrow by an agent for the bondholders. A significant portion of the Venezuelan Brady Bonds and the Argentine Brady Bonds issued to date have principal repayments at final maturity collateralized by U.S. Treasury zero coupon bonds (or comparable collateral denominated in other currencies) and/or interest coupon payments collateralized on a 14-month (for Venezuela) or 12-month (for Argentina) rolling-forward basis by securities held by the Federal Reserve Bank of New York as collateral agent.

Brady Bonds involve various risk factors including residual risk and the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds. There can be no assurance that Brady Bonds in which an underlying portfolio may invest will not be subject to restructuring arrangements or to requests for new credit, which may cause the underlying portfolio to suffer a loss of interest or principal on any of its holdings.

Risks of Investments in Russia. An underlying portfolio may invest a portion of its assets in securities issued by companies located in Russia. Because of the still ongoing formation of the Russian securities markets, as well as the underdeveloped state of Russia's banking system, settlement, clearing and registration of securities transactions are subject to significant risks. Ownership of shares is defined according to entries in the company's share register and normally evidenced by extracts from the register. These extracts are not negotiable instruments and are not effective evidence of securities ownership. The registrars are not necessarily subject to effective state supervision nor are they licensed with any governmental entity. Also, there is no central registration system for shareholders and it is possible for an underlying portfolio to lose its registration through fraud, negligence or mere oversight. While an underlying portfolio will endeavor to ensure that its interest continues to be appropriately recorded either itself or through a custodian or other agent inspecting the share register and by obtaining extracts of share registers through regular confirmations, these extracts have no legal enforceability and it is possible that subsequent illegal amendment or other fraudulent act may deprive the underlying portfolio of its ownership rights or improperly dilute its interest. In addition, while applicable Russian regulations impose liability on registrars for losses resulting from their errors, it may be difficult for an underlying portfolio to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration. While an underlying portfolio intends to invest directly in Russian companies that use an independent registrar, there can be no assurance that such investments will not result in a loss to an underlying portfolio.

FOREIGN BANK OBLIGATIONS

The underlying portfolios may invest in foreign bank obligations and obligations of foreign branches of domestic banks. These investments present certain risks.

Risks include the impact of future political and economic developments, the possible imposition of withholding taxes on interest income, the possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls and/or the addition of other foreign governmental restrictions that might adversely affect the payment of principal and interest on these obligations.

In addition, there may be less publicly available and reliable information about a foreign bank than about domestic banks owing to different accounting, auditing, reporting and recordkeeping standards.

FORWARD FOREIGN CURRENCY CONTRACTS

A forward foreign currency contract ("forward contract") is used to purchase or sell foreign currencies at a future date as a hedge against fluctuations in foreign exchange rates pending the settlement of transactions in foreign securities or during the time an underlying portfolio has exposure to foreign currencies. These contracts can also be used for other purposes, such as, to gain exposure to currencies underlying various securities or financial instruments held in an underlying portfolio. Furthermore, forward contracts may be used to gain exposure to interest rate differentials between differing market rates. A forward contract, which is also included in the types of instruments commonly known as derivatives, is an agreement between contracting parties to exchange an amount of currency at some future time at an agreed-upon rate.

An underlying portfolio may use currency exchange contracts in the normal course of business to lock in an exchange rate in connection with purchases and sales of securities denominated in foreign currencies (transaction hedge) or to lock in the U.S. dollar value of portfolio positions (position hedge). In addition, an underlying portfolio may cross hedge currencies by entering into a transaction to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which an underlying portfolio has or expects to have portfolio exposure. An underlying portfolio may also engage in proxy hedging which is defined as entering into positions in one currency to hedge investments denominated in another currency, where the two currencies are economically linked. This type of hedge seeks to minimize the effect of currency appreciation as well as depreciation, but does not protect against a decline in the security's value relative to other securities denominated in the foreign currency. An underlying portfolio's entry into forward foreign currency exchange contracts, as well as any use of cross or proxy hedging techniques will generally require the underlying portfolio to hold liquid securities or cash equal to a its obligations in a segregated account throughout the duration of the contract.

An underlying portfolio may also combine forward foreign currency exchange contracts with investments in securities denominated in other currencies in order to achieve desired equity, credit and currency exposures. Such combinations are generally referred to as synthetic securities. For example, in lieu of purchasing a foreign equity or bond, an underlying portfolio may purchase a U.S.-dollar-denominated security and at the same time enter into a forward foreign currency exchange contract to exchange U.S. dollars for the contract's underlying currency at a future date. By matching the amount of U.S. dollars to be exchanged with the anticipated value of the U.S.-dollar-denominated security, an underlying portfolio may be able to lock in the foreign currency value of the security and adopt a synthetic investment position reflecting the equity return or credit quality of the U.S.-dollar-denominated security.

An underlying portfolio may enter into contracts to attempt to minimize the risk to the portfolio from adverse changes in the relationship between the U.S. dollar and other currencies or to gain exposure to currencies underlying various securities or financial instruments held in a portfolio. A forward currency contract is an obligation to buy or sell an amount of a specified currency for an agreed price (which may be in U.S. dollars or a foreign currency) at a future date which is individually negotiated between currency traders and their customers. An underlying portfolio may invest in forward currency contracts with stated contract values of up to the value of the portfolio's assets.

In any of the above circumstances, a portfolio may, alternatively, enter into a forward contract with respect to a different foreign currency when a portfolio's sub-adviser believes that the U.S. dollar value of that currency will correlate with the U.S. dollar value of the currency in which portfolio securities of, or being considered for purchase by, the portfolio are denominated ("cross-hedge"). For example, if a portfolio's sub-adviser believes that a particular foreign currency may decline relative to the U.S. dollar, a portfolio could enter into a contract to sell that currency or a proxy currency (up to the value of the portfolio's assets denominated in that currency) in exchange for another currency that the sub-adviser expects to remain stable or to appreciate relative to the U.S. dollar. Shifting a portfolio's currency exposure from one foreign currency to another removes the portfolio's opportunity to profit from increases in the value of the original currency and involves a risk of increased losses to the portfolio if the portfolio's sub-adviser's projection of future exchange rates is inaccurate.

Investors should be aware that hedging against a decline in the value of a currency in the foregoing manner does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of portfolio securities decline.

Furthermore, such hedging transactions preclude the opportunity for gain if the value of the hedging currency should rise. Forward contracts may, from time to time, be considered illiquid, in which case they would be subject to an underlying portfolio's limitation on investing in illiquid securities.

An underlying portfolio also may enter into a forward currency contract with respect to a currency where the portfolio is considering the purchase of investments denominated in that currency but has not yet done so ("anticipatory hedge").

An underlying portfolio also may enter into forward contracts to buy or sell at a later date instruments in which a portfolio may invest directly or on financial indices based on those instruments. The market for those types of forward contracts is developing, and it is not currently possible to identify instruments on which forward contracts might be created in the future.

An underlying portfolio will cover outstanding forward currency contracts by maintaining liquid portfolio securities denominated in the currency underlying the forward contract or the currency being hedged. To the extent that a portfolio is not able to cover its forward currency positions with underlying portfolio securities, the Trust's custodian will segregate cash or other liquid assets having a value equal to the aggregate amount of the portfolio's commitments under forward contracts entered into with respect to position hedges and cross-hedges (alternatively, liquid assets may be earmarked on the portfolio's records). If the value of the segregated securities declines, additional cash or liquid assets will be segregated on a daily basis so that the value of the account will be equal to the amount of the portfolio's commitments with respect to such contracts. As an alternative to maintaining all or part of the segregated assets, a portfolio may buy call options permitting the portfolio to buy the amount of foreign currency subject to the hedging transaction by a forward sale contract or the portfolio may buy put options permitting the portfolio to sell the amount of foreign currency subject to a forward buy contract.

While forward contracts are not currently regulated by the Commodity Futures Trading Commission ("CFTC"), the CFTC may in the future assert authority to regulate forward contracts. In such event, a portfolio's ability to utilize forward contracts in the manner set forth in the prospectus may be restricted. Forward contracts will reduce the potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies. Unforeseen changes in currency prices may result in poorer overall performance for a portfolio than if it had not entered into such contracts. The use of foreign currency forward contracts will not eliminate fluctuations in the underlying U.S. dollar equivalent value of the proceeds of or rates of return on a portfolio's foreign currency denominated portfolio securities.

The matching of the increase in value of a forward contract and the decline in the U.S. dollar equivalent value of the foreign currency denominated asset that is the subject of the hedging transaction generally will not be precise. In addition, a portfolio may not always be able to enter into forward contracts at attractive prices and accordingly may be limited in its ability to use these contracts in seeking to hedge the portfolio's assets.

Also, with regard to a portfolio's use of cross-hedging transactions, there can be no assurance that historical correlations between the movement of certain foreign currencies relative to the U.S. dollar will continue. Thus, at any time, poor correlation may exist between movements in the exchange rates of the foreign currencies underlying a portfolio's cross-hedges and the movements in the exchange rates of the foreign currencies in which the portfolio's assets that are subject of the cross-hedging transactions are denominated.

WHEN-ISSUED, DELAYED SETTLEMENT AND FORWARD DELIVERY SECURITIES

Securities may be purchased and sold on a "when-issued," "delayed settlement", or "forward (delayed) delivery" basis.

"When-issued" or "forward delivery" refers to securities whose terms are available, and for which a market exists, but which are not available for immediate delivery. When-issued or forward delivery transactions may be expected to occur a month or more before delivery is due.

The underlying portfolios may engage in when-issued transactions to obtain what is considered to be an advantageous price and yield at the time of the transaction. When an underlying portfolio engages in when-issued or forward delivery transactions, it will do so for the purpose of acquiring securities consistent with its investment objective and policies and not for the purpose of investment leverage (although leverage may result).

"Delayed settlement" is a term used to describe settlement of a securities transaction in the secondary market that will occur sometime in the future. No payment or delivery is made by an underlying portfolio until it receives payment or delivery from the other party to any of the above transactions.

Each of the underlying portfolios will segregate with its custodian cash, U.S. Government securities or other liquid assets at least equal to the value or purchase commitments (alternatively, liquid assets may be earmarked on the portfolio's records) until payment is made. Some of the segregated securities will either mature or, if necessary, be sold on or before the settlement date. Typically, no income accrues on securities purchased on a delayed delivery basis prior to the time delivery of the securities is made, although an underlying portfolio may earn income in securities it has segregated to collateralize its delayed delivery purchases.

New issues of stocks and bonds, private placements and U.S. Government securities may be sold in this manner.

At the time of settlement, the market value of the security may be more or less than the purchase price. The underlying portfolios bear the risk of such market value fluctuations. These transactions also involve a risk to an underlying portfolio if the other party to the transaction defaults on its obligation to make payment or delivery, and the underlying portfolio is delayed or prevented from completing the transaction.

REPURCHASE AND REVERSE REPURCHASE AGREEMENTS

Subject to its investment restrictions, each of the underlying portfolios may enter into repurchase and reverse repurchase agreements. In a repurchase agreement, an underlying portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date within a number of days (usually not more than seven) from the date of purchase. The resale price reflects the purchase price plus an agreed-upon incremental amount which is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed-upon price, which obligation is in effect secured by the value (at least equal to the amount of the agreed-upon resale price and marked-to-market daily) of the underlying security or collateral. An underlying portfolio may engage in a repurchase agreement with respect to any security in which it is authorized to invest. While it is not possible to eliminate all risks from these transactions (particularly the possibility of a decline in the market value of the underlying securities, as well as delays and costs to an underlying portfolio in connection with bankruptcy proceedings), it is the policy of the underlying portfolios to limit repurchase agreements to those parties whose creditworthiness has been reviewed and found satisfactory by the sub-adviser and approved by the Board of Trustees.

In a reverse repurchase agreement, an underlying portfolio sells a portfolio instrument to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase the instrument at a particular price and time. While a reverse repurchase agreement is outstanding, an underlying portfolio will segregate cash and appropriate liquid assets to cover its obligation under the agreement. The underlying portfolios will enter into reverse repurchase agreements only with parties the investment sub-adviser deems creditworthy.

Repurchase agreements involve the risk that the seller will fail to repurchase the security as agreed. In that case, an underlying portfolio will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security. In the event of bankruptcy or insolvency of the seller, delays and costs are incurred.

Reverse repurchase agreements may expose an underlying portfolio to greater fluctuations in the value of its assets.

TEMPORARY DEFENSIVE POSITION

For temporary defensive purposes, the portfolio and/or the underlying portfolios may, at times, choose to hold some portion of their net assets in cash, or to invest that cash in a variety of debt securities. This may be done as a defensive measure at times when desirable risk/reward characteristics are not available in stocks or to earn income from otherwise uninvested cash. When a portfolio increases its cash or debt investment position, its income may increase while its ability to participate in stock market advances or declines decrease. Furthermore, when a portfolio assumes a temporary defensive position it may not be able to achieve its investment objective.

U.S. GOVERNMENT SECURITIES

Subject to its investment restrictions or policies, the underlying portfolios may invest in U.S. Government obligations which generally include direct obligations of the U.S. Treasury (such as U.S. Treasury bills, notes, and bonds) and obligations issued or guaranteed by U.S. Government agencies or instrumentalities. Examples of the types of U.S. Government securities that an underlying portfolio may hold include the Federal Housing Administration, Small Business Administration, General Services Administration, Federal Farm Credit Banks, Federal Intermediate Credit Banks, and Maritime Administration. U.S. Government securities may be supported by the full faith and credit of the U.S. Government (such as securities of the Small Business Administration); by the right of the issuer to borrow from the U.S. Treasury (such as securities of the Federal Home Loan Bank); by the discretionary authority of the U.S. Government to purchase the agency's obligations (such as securities of the Federal National Mortgage Association); or only by the credit of the issuing agency.

Examples of agencies and instrumentalities which may not always receive financial support from the U.S. Government are: Federal Land Banks; Central Bank for Cooperatives; Federal Intermediate Credit Banks; Federal Home Loan Banks; Farmers Home Administration; and Federal National Mortgage Association.

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NON-INVESTMENT GRADE DEBT SECURITIES

Subject to limitations set forth in its investment policies, each underlying portfolio may invest its assets in debt securities below the four highest grades ("lower grade debt securities" commonly referred to as "junk bonds"), as determined by Moody's Investors Service, Inc. ("Moody's") (lower than Baa) or Standard & Poor's Ratings Group ("S&P") (lower than BBB). Bonds and preferred stock rated "B" or "b" by Moody's are not considered investment grade debt securities. (See Appendix A for a description of debt securities ratings.)

Before investing in any lower-grade debt securities, the underlying portfolios' sub-adviser will determine that such investments meet an underlying portfolio's investment objective. Lower-grade debt securities usually have moderate to poor protection of principal and interest payments, have certain speculative characteristics, and involve greater risk of default or price declines due to changes in the issuer's creditworthiness than investment-grade debt securities. Because the market for lower-grade debt securities may be thinner and less active than for investment grade debt securities, there may be market price volatility for these securities and limited liquidity in the resale market. Market prices for lower-grade debt securities may decline significantly in periods of general economic difficulty or rising interest rates. Through portfolio diversification and credit analysis, investment risk can be reduced, although there can be no assurance that losses will not occur.

The quality limitation set forth in each of an underlying portfolio's investment policies is determined immediately after the underlying portfolio's acquisition of a given security. Accordingly, any later change in ratings will not be considered when determining whether an investment complies with the underlying portfolio's investment policies.

CONVERTIBLE SECURITIES

Subject to any investment limitations set forth in the underlying portfolios' policies or investment restrictions, the underlying portfolio may invest in convertible securities. Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying common stock.

DECS ("Dividend Enhanced Convertible Stock," or "Debt Exchangeable for Common Stock" when-issued as a debt security) offer a substantial dividend advantage with the possibility of unlimited upside potential if the price of the underlying common stock exceeds a certain level. DECS convert to common stock at maturity. The amount received is dependent on the price of the common stock at the time of maturity. DECS contain two call options at different strike prices. The DECS participate with the common stock up to the first call price. They are effectively capped at that point unless the common stock rises above a second price point, at which time they participate with unlimited upside potential.

PERCS ("Preferred Equity Redeemable Stock," convert into an equity issue that pays a high cash dividend, has a cap price and mandatory conversion to common stock at maturity) offer a substantial dividend advantage, but capital appreciation potential is limited to a predetermined level. PERCS are less risky and less volatile than the underlying common stock because their superior income mitigates declines when the common stock falls, while the cap price limits gains when the common stock rises.

Convertible securities generally rank senior to common stocks in an issuer's capital structure and are consequently of higher quality and entail less risk of declines in market value than the issuer's common stock. However, the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed-income security. In evaluating investment in a convertible security, primary emphasis will be given to the attractiveness of the underlying common stock. The convertible debt securities in which an underlying portfolio may invest are subject to the same rating criteria as the underlying portfolio's investment in non-convertible debt securities.

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INVESTMENTS IN FUTURES, OPTIONS AND OTHER DERIVATIVE INSTRUMENTS

The following investments are subject to limitations as set forth in each of the underlying portfolio's investment restrictions and policies:

FUTURES CONTRACTS. An underlying portfolio may enter into contracts for the purchase or sale for future delivery of equity or fixed-income securities, foreign currencies or contracts based on financial indices, including interest rates or indices of U.S. Government or foreign government securities or equity or fixed-income securities ("futures contracts"). U.S. futures contracts are traded on exchanges that have been designated "contract markets" by the Commodity Futures Trading Commission ("CFTC") and must be executed through a futures commission merchant ("FCM"), or brokerage firm, which is a member of the relevant contract market. Through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange. Since all transactions in the futures market are made through a member of, and are offset or fulfilled through a clearinghouse associated with, the exchange on which the contracts are traded, an underlying portfolio will incur brokerage fees when it buys or sells futures contracts.

When an underlying portfolio buys or sells a futures contract, it incurs a contractual obligation to receive or deliver the underlying instrument (or a cash payment based on the difference between the underlying instrument's closing price and the price at which the contract was entered into) at a specified price on a specified date. Transactions in futures contracts generally would be made to seek to hedge against potential changes in interest or currency exchange rates or the prices of a security or a securities index which might correlate with or otherwise adversely affect either the value of an underlying portfolio's securities or the prices of securities which the underlying portfolio is considering buying at a later date. Futures may also be used for managing an underlying portfolio's exposure to change in securities prices and foreign currencies, as an efficient means of adjusting its overall exposure to certain markets, or in an effort to enhance income.

With respect to futures contracts that are not legally required to "cash settle," an underlying portfolio may cover the open position by setting aside or earmarking liquid assets in an amount equal to the market value of the futures contact. With respect to futures that are required to "cash settle," however, an underlying portfolio is permitted to set aside or earmark liquid assets in an amount equal to the underlying portfolio's daily marked-to-market (net) obligation, if any, (in other words, the underlying portfolio's daily net liability, if any) rather than the market value of the futures contract. By setting aside assets equal to only its net obligation under cash-settled futures, an underlying portfolio will have the ability to employ leverage to a greater extent than if the underlying portfolio were required to segregate assets equal to the full market value of the futures contract.

The buyer or seller of futures contracts is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the buyer and seller are required to deposit "initial margin" for the benefit of an FCM when the contract is entered into. Initial margin deposits are equal to a percentage of the contract's value, as set by the exchange on which the contract is traded, and may be maintained in cash or certain high-grade liquid assets. If the value of either party's position declines, that party will be required to make additional "variation margin" payments with an FCM to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. Initial and variation margin payments are similar to good faith deposits or performance bonds, unlike margin extended by a securities broker, and initial and variation margin payments do not constitute purchasing securities on margin for purposes of the underlying portfolio's investment limitations. In the event of the bankruptcy of an FCM that holds margin on behalf of an underlying portfolio, the underlying portfolio may be entitled to return of margin owed to the underlying portfolio only in proportion to the amount received by the FCM's other customers. The underlying portfolio's sub-adviser will attempt to minimize the risk by careful monitoring of the creditworthiness of the FCM with which the underlying portfolio does business and by depositing margin payments in a segregated account with the custodian (alternatively, liquid assets may be earmarked on the underlying portfolio's records) when practical or otherwise required by law.

Although an underlying portfolio would hold cash and liquid assets in a segregated account with a value sufficient to cover its open futures obligations, the segregated assets would be available to the underlying portfolio immediately upon closing out the futures position, while settlement of securities transactions could take several days. However, because the underlying portfolio's cash that may otherwise be invested would be held uninvested or invested in liquid assets so long as the futures position remains open, the underlying portfolio's return could be diminished due to the opportunity cost of foregoing other potential investments.

The acquisition or sale of a futures contract may occur, for example, when an underlying portfolio holds or is considering purchasing equity securities and seeks to protect itself from fluctuations in prices without buying or selling those securities. For example, if prices were expected to decrease, an underlying portfolio might sell equity index futures contracts, thereby hoping to offset a potential decline in the value of equity securities in the underlying portfolio by a corresponding increase in the value of the futures contract position held by the underlying portfolio and thereby preventing an underlying portfolio's net asset value from declining as much as it otherwise would have. An underlying portfolio also could seek to protect against potential price declines by selling portfolio securities and investing in money market instruments. However, since the futures market is more liquid than the cash market, the use of futures contracts as an investment technique that allows an underlying portfolio to maintain a defensive position without having to sell portfolio securities.

Similarly, when prices of equity securities are expected to increase, futures contracts may be bought to attempt to hedge against the possibility of having to buy equity securities at higher prices. This technique is sometimes known as an anticipatory hedge. Since the fluctuations in the value of futures contracts should be similar to those of equity securities, an underlying portfolio could take advantage of the potential rise in the value of equity securities without buying them until the market has stabilized. At that time, the futures contracts could be liquidated and the underlying portfolio could buy equity securities on the cash market. To the extent an underlying portfolio enters into futures contracts for this purpose, the assets in the segregated asset account maintained to cover the underlying portfolio's obligations with respect to futures contracts will consist of liquid assets from its portfolio in an amount equal to the difference between the contract price and the aggregate value of the initial and variation margin payments made by the underlying portfolio with respect to the futures contracts.

The ordinary spreads between prices in the cash and futures markets, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial margin and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close out futures contracts through offsetting transactions that could distort the normal price relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced and prices in the futures market distorted. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of the foregoing distortions, a correct forecast of general price trends by an underlying portfolio's sub-adviser still may not result in a successful use of futures contracts.

Futures contracts entail risks. Although TIM may believe that use of such contracts can benefit an underlying portfolio, if TIM's investment judgment is incorrect, an underlying portfolio's overall performance could be worse than if the underlying portfolio had not entered into futures contracts. For example, if an underlying portfolio has attempted to hedge against the effects of a possible decrease in prices of securities held by the underlying portfolio and prices increase instead, the underlying portfolio may lose part or all of the benefit of the increased value of these securities because of offsetting losses in the underlying portfolio's futures positions. In addition, if the underlying portfolio has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements. Those sales may, but will not necessarily, be at increased prices which reflect the rising market and may occur at a time when the sales are disadvantageous to an underlying portfolio.

The prices of futures contracts depend primarily on the value of their underlying instruments. Because there are a limited number of types of futures contracts, it is possible that the standardized futures contracts available to an underlying portfolio will not match exactly the underlying portfolio's current or potential investments. An underlying portfolio may buy and sell futures contracts based on underlying instruments with different characteristics from the securities in which it typically invests -- for example, by hedging investments in portfolio securities with a futures contract based on a broad index of securities -- which involves a risk that the futures position will not correlate precisely with the performance of the underlying portfolio's investments.

Futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments correlate with an underlying portfolio's investments. Futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instruments, and the time remaining until expiration of the contract. Those factors may affect securities prices differently from futures prices. Imperfect correlations between an underlying portfolio's investments and its futures positions may also result from differing levels of demand in the futures markets and the securities markets, from structural differences in how futures and securities are traded, and from imposition of daily price fluctuation limits for futures contracts. An underlying portfolio may buy or sell futures contracts with a greater or lesser value than the securities it wishes to hedge or is considering purchasing in order to attempt to compensate for differences in historical volatility between the futures contract and the securities, although this may not be successful in all cases. If price changes in an underlying portfolio's futures positions are poorly correlated with its other investments, its futures positions may fail to produce desired gains or result in losses that are not offset by the gains in the underlying portfolio's other investments.

Because futures contracts are generally settled within a day from the date they are closed out, compared with longer settlement periods for some types of securities, the futures markets can provide superior liquidity to the securities markets. Nevertheless, there is no assurance a liquid secondary market will exist for any particular futures contract at any particular time. In addition, futures exchanges may establish daily price fluctuation limits for futures contracts and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached, it may be impossible for an underlying portfolio to enter into new positions or close out existing positions. If the secondary market for a futures contract is not liquid because of price fluctuation limits or otherwise, an underlying portfolio may not be able to promptly liquidate unfavorable positions and potentially be required to continue to hold a futures position until the delivery date, regardless of changes in its value. As a result, the underlying portfolio's access to other assets held to cover its futures positions also could be impaired.

Although futures contracts by their terms call for the delivery or acquisition of the underlying commodities or a cash payment based on the value of the underlying commodities, in most cases the contractual obligation is offset before the delivery date of the contract by buying, in the case of a contractual obligation to sell, or selling, in the case of a contractual obligation to buy, an identical futures contract on a commodities exchange. Such a transaction cancels the obligation to make or take delivery of the commodities.

OPTIONS ON FUTURES CONTRACTS. An underlying portfolio may buy and write options on futures contracts. An option on a futures contract gives the underlying portfolio the right (but not the obligation) to buy or sell a futures contract at a specified price on or before a specified date. The purchase and writing of options on futures contracts is similar in some respects to the purchase and writing of options on individual securities. See "Options on Securities." Transactions in options on futures contracts generally will be made to attempt to hedge against potential changes in interest rates or currency exchange rates or the price of a security or a securities index which might correlate with or otherwise adversely affect either the value of the underlying portfolio's securities or the process of securities which the underlying portfolio is considering buying at a later date. An underlying portfolio may also enter into such transactions for non-hedging purposes (e.g., modify exposure to various currency markets).

The purchase of a call option on a futures contract may or may not be less risky than ownership of the futures contract or the underlying instrument, depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying instrument. As with the purchase of futures contracts, when an underlying portfolio is not fully invested, it may buy a call option on a futures contract to attempt to hedge against a market advance.

The writing of a call option on a futures contract may constitute a partial hedge against declining prices of the security or foreign currency which is deliverable under, or of the index comprising, the futures contract. If the futures price at the expiration of the option is below the exercise price, the underlying portfolio will retain the full amount of the option premium that provides a partial hedge against any decline that may have occurred in the underlying portfolio's holdings. The writing of a put option on a futures contract may constitute a partial hedge against increasing prices of the security or foreign currency which is deliverable under, or of the index comprising, the futures contract. If the futures price at expiration of the option is higher than the exercise price, the underlying portfolio will retain the full amount of the option premium, which provides a partial hedge against any increase in the price of securities that the underlying portfolio is considering buying. If a call or put option an underlying portfolio has written is exercised, the underlying portfolio will incur loss, which will be reduced by the amount of the premium it received. Depending on the degree of correlation between change in the value of its portfolio securities and change in the value of the futures positions, an underlying portfolio's losses from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

The purchase of a put option on a futures contract is similar in some respect to the purchase of protective put options on portfolio securities. For example, an underlying portfolio may buy a put option on a futures contract to attempt to hedge the underlying portfolio's securities against the risk of falling prices.

The amount of risk an underlying portfolio assumes when it buys an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the options bought.

OPTIONS ON FOREIGN CURRENCIES. An underlying portfolio may buy put and call options and may write covered put and call options on foreign currencies in a manner similar to that in which futures contracts or forward contracts on foreign currencies may be utilized. For example, a decline in the U.S. dollar value of a foreign currency in which portfolio securities are denominated will reduce the U.S. dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, an underlying portfolio may buy put options on the foreign currency. If the value of the currency declines, the underlying portfolio will have the right to sell such currency for a fixed amount in U.S. dollars and will thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

Conversely, when a rise in the U.S. dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, an underlying portfolio may buy call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuations in exchange rates, although, in the event of exchange rate movements adverse to an underlying portfolio's option position, the underlying portfolio could sustain losses on transactions in foreign currency options which would require that the underlying portfolio lose a portion or all of the benefits of advantageous changes in those rates. In addition, in the case of other types of options, the benefit to an underlying portfolio from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs.

An underlying portfolio may write options on foreign currencies for the same types of hedging purposes. For example, in attempting to hedge against a potential decline in the U.S. dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates, an underlying portfolio could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised and the diminution in value of portfolio securities will be offset by the amount of the premium received.

Similarly, instead of purchasing a call option to attempt to hedge against a potential increase in the U.S. dollar cost of securities to be acquired, an underlying portfolio could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the underlying portfolio to hedge the increased cost up to the amount of premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium received, and only if exchange rates move in the expected direction. If that does not occur, the option may be exercised and the underlying portfolio would be required to buy or sell the underlying currency at a loss that may not be offset by the amount of the premium. Through the writing of options on foreign currencies, an underlying portfolio also may lose all or a portion of the benefits that might otherwise have been obtained from favorable movements in exchange rates.

An underlying portfolio may write covered call options on foreign currencies. A call option written on a foreign currency by an underlying portfolio is "covered" if the underlying portfolio owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian (alternatively, liquid assets may be earmarked on the underlying portfolio's records)) upon conversion or exchange of other foreign currency held in its portfolio. A call option is also covered if the underlying portfolio has a call on the same foreign currency and in the same principal amount as the call written if the exercise price of the call held (i) is equal to or less than the exercise price of the call written, or (ii) is greater than the exercise price of the call written, and if the difference is maintained by the underlying portfolio in cash or high-grade liquid assets in a segregated account.

An underlying portfolio may also write call options on foreign currencies for cross-hedging purposes that may not be deemed to be covered. A call option on a foreign currency is for cross-hedging purposes if it is not covered but is designed to provide a hedge against a decline due to an adverse change in the exchange rate in the U.S. dollar value of a security which the underlying portfolio owns or has the right to acquire and which is denominated in the currency underlying the option. In such circumstances, the underlying portfolio collateralizes the option by maintaining segregated assets in an amount not less than the value of the underlying foreign currency in U.S. dollars marked-to-market daily.

An underlying portfolio may buy or write options in privately negotiated transactions on the types of securities and indices based on the types of securities in which the underlying portfolio is permitted to invest directly. An underlying portfolio will effect such transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy, and only pursuant to procedures adopted by the underlying portfolios' sub-adviser for monitoring the creditworthiness of those entities. To the extent that an option bought or written by an underlying portfolio in a negotiated transaction is illiquid, the value of an option bought or the amount of the underlying portfolio's obligations under an option written by the underlying portfolio, as the case may be, will be subject to the underlying portfolio's limitation on illiquid investments. In the case of illiquid options, it may not be possible for the underlying portfolio to effect an offsetting transaction at the time when the underlying portfolio's sub-adviser believes it would be advantageous for it to do so.

OPTIONS ON SECURITIES. In an effort to protect the value of portfolio securities or to enhance returns, an underlying portfolio may write covered put and call options and may buy put and call options and warrants on securities that are traded on United States and foreign securities exchanges and over the counter. An underlying portfolio may write and buy options on the same types of securities that the underlying portfolio could buy directly and may buy options on financial indices as described above with respect to futures contracts. There are no specific limitations on an underlying portfolio's writing and buying options on securities.

A put option gives the holder the right, upon payment of a premium, to deliver a specified amount of a security to the writer of the option on or before a fixed date at a predetermined price. A call option gives the holder the right, upon payment of a premium, to call upon the writer to deliver a specified amount of a security on or before a fixed date at a predetermined price.

A put option written by an underlying portfolio is "covered" if the underlying portfolio (i) maintains cash not available for investment or other liquid assets with a value equal to the exercise price in a segregated account with its custodian (alternatively, liquid assets may be earmarked on the portfolio's records) or (ii) holds a put on the same security and in the same principal amount as the put written and the exercise price of the put held is equal to or greater than the exercise price of the put written. The premium paid by the buyer of an option will reflect, among other things, the relationship of the exercise price to the market price and the volatility of the underlying security, the remaining term of the option, supply and demand and interest rates. A call option written by an underlying portfolio is "covered" if the underlying portfolio owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or has segregated additional cash consideration with its custodian (alternatively, liquid assets may be earmarked on the portfolio's records)) upon conversion or exchange of other securities held in its portfolio. A call option is also deemed to be covered if the underlying portfolio holds a call on the same security and in the same principal amount as the call written and the exercise price of the call held (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written if the difference is maintained by the underlying portfolio in cash and high-grade liquid assets in a segregated account.

An underlying portfolio collateralizes its obligation under a written call option by segregating with its custodian cash or other liquid assets (alternatively, liquid assets may be earmarked on the portfolio's records) in an amount not less than the market value of the underlying security, marked-to-market daily.

If a put or call option written by an underlying portfolio were exercised, the underlying portfolio would be obligated to buy or sell the underlying security at the exercise price. Writing a put option involves the risk of a decrease in the market value of the underlying security, in which case the option could be exercised and the underlying security would then be sold by the option holder to the underlying portfolio at a higher price than its current market value. Writing a call option involves the risk of an increase in the market value of the underlying security, in which case the option could be exercised and the underlying security would then be sold by the underlying portfolio to the option holder at a lower price than its current market value. Those risks could be reduced by entering into an offsetting transaction. The underlying portfolio retains the premium received from writing a put or call option whether or not the option is exercised.

The writer of an option may have no control when the underlying security must be sold, in the case of a call option, or bought, in the case of a put option, since with regard to certain options, the writer may be assigned an exercise notice at any time prior to the termination of the obligation. Whether or not an option expires unexercised, the writer retains the amount of the premium. This amount, of course, may, in the case of a covered call option, be offset by a decline in the market value of the underlying security during the option period. If a call option is exercised, the writer experiences a profit or loss from the sale of the underlying security. If a put option is exercised, the writer must fulfill the obligation to buy the underlying security.

The writer of an option that wishes to terminate its obligation may effect a "closing purchase transaction." This is accomplished by buying an option of the same series as the option previously written. The effect of the purchase is that the writer's position will be canceled by the clearing corporation. However, a writer may not effect a closing purchase transaction after being notified of the exercise of an option. Likewise, an investor who is the holder of an option may liquidate its position by effecting a "closing sale transaction." This is accomplished by selling an option of the same series as the option previously bought. There is no guarantee that either a closing purchase or a closing sale transaction can be effected.

Effecting a closing transaction in the case of a written call option will permit an underlying portfolio to write another call option on the underlying security with either a different exercise price or expiration date or both or, in the case of a written put option, will permit an underlying portfolio to write another put option to the extent that the exercise price thereof is secured by deposited high-grade liquid assets. Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other portfolio investments. If an underlying portfolio desires to sell a particular security on which the underlying portfolio has written a call option, the underlying portfolio will effect a closing transaction prior to or concurrent with the sale of the security.

An underlying portfolio may realize a profit from a closing transaction if the price of the purchase transaction is less than the premium received from writing the option or the price received from a sale transaction is more than the premium paid to buy the option; an underlying portfolio may realize a loss from a closing transaction if the price of the purchase transaction is less than the premium paid to buy the option. Because increases in the market of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by the underlying portfolio.

An option position may be closed out only where there exists a secondary market for an option of the same series. If a secondary market does not exist, it might not be possible to effect closing transactions in particular options with the result that an underlying portfolio would have to exercise the options in order to realize any profit. If an underlying portfolio is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or the underlying portfolio delivers the underlying security upon exercise. Reasons for the absence of a liquid secondary market may include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by a national securities exchange on which the option is traded ("Exchange") on opening or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an Exchange; (v) the facilities of an Exchange or the Options Clearing Corporation ("OCC") may not at all times be adequate to handle current trading volume; or (vi) one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event, the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options on that Exchange that had been issued by the OCC as a result of trades on that Exchange would continue to be exercisable in accordance with their terms.

An underlying portfolio may write options in connection with buy-and-write transactions; that is, an underlying portfolio may buy a security and then write a call option against that security. The exercise price of a call option may be below ("in-the-money"), equal to ("at-the-money") or above ("out-of-the-money") the current value of the underlying security at the time the option is written. Buy-and-write transactions using in-the-money call options may be used when it is expected that the price of the underlying security will remain flat or decline moderately during the option period. Buy-and-write transactions using at-the-money call options may be used when it is expected that the price of the underlying security will remain fixed or advance moderately during the option period. Buy-and-write transactions using out-of-the-money call options may be used when it is expected that the premiums received from writing the call option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. If the call options are exercised in such transactions, an underlying portfolio's maximum gain will be the premium received by it for writing the option, adjusted upwards or downwards by the difference between the underlying portfolio's purchase price of the security and the exercise price. If the options are not exercised and the price of the underlying security declines, the amount of such decline will be offset by the amount of premium received.

The writing of covered put options is similar in terms of risk and return characteristics to buy-and-write transactions. If the market price of the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and an underlying portfolio's gain will be limited to the premium received. If the market price of the underlying security declines or otherwise is below the exercise price, the underlying portfolio may elect to close the position or take delivery of the security at the exercise price and an underlying portfolio's return will be the premium received from the put options minus the amount by which the market price of the security is below the exercise price.

An underlying portfolio may buy put options to attempt to hedge against a decline in the value of its securities. By using put options in this way, an underlying portfolio will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs.

An underlying portfolio may buy call options to attempt to hedge against an increase in the price of securities that the underlying portfolio may buy in the future. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by an underlying portfolio upon exercise of the option; and unless the price of the underlying security rises sufficiently, the option may expire worthless to the underlying portfolio.

In purchasing an option, an underlying portfolio would be in a position to realize a gain if, during the option period, the price of the underlying security increased (in the case of a call) or decreased (in the case of a put) by an amount in excess of the premium paid and would realize a loss if the price of the underlying security did not increase (in the case of a call) or decrease (in the case of a put) during the period by more than the amount of the premium. If a put or call option brought by an underlying portfolio were permitted to expire without being sold or exercised, the underlying portfolio would lose the amount of the premium.

Although they entitle the holder to buy equity securities, warrants on and options to purchase equity securities do not entitle the holder to dividends or voting rights with respect to the underlying securities, nor do they represent any rights in the assets of the issuer of those securities.

SWAPS AND SWAP-RELATED PRODUCTS. In order to attempt to protect the value of its investments from interest rate or currency exchange rate fluctuations, an underlying portfolio may enter into interest rate and currency exchange rate swaps, and may buy or sell interest rate and currency exchange rate caps and floors. An underlying portfolio expects to enter into these transactions primarily to attempt to preserve a return or spread on a particular investment or portion of its portfolio. An underlying portfolio also may enter into these transactions to attempt to protect against any increase in the price of securities the underlying portfolio may consider buying at a later date. An underlying portfolio does not intend to use these transactions as a speculative investment. Interest rate swaps involve the exchange by an underlying portfolio with another party of their respective commitments to pay or receive interest; e.g., an exchange of floating rate payments for fixed-rate payments. The exchange commitments can involve payments to be made in the same currency or in different currencies. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually based principal amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a contractually based principal amount from the party selling the interest rate floor.

Swap and swap-related products are specialized OTC instruments and their use involves risks specific to the markets into which they are entered. An underlying portfolio will usually enter into interest rate swaps on a net basis, i.e., the two payment streams are netted out with the underlying portfolio receiving or paying, as the case may be, only the net amount of the two payments. The net amount of the excess, if any, of an underlying portfolio's obligations over its entitlements with respect to each interest rate swap will be calculated on a daily basis and an amount of cash or other liquid assets having an aggregate net asset value of at least equal to the accrued excess will be segregated with the Trust's custodian (alternatively, liquid assets may be earmarked on the portfolio's records). If an underlying portfolio enters into an interest rate swap on other than a net basis, the underlying portfolio would segregate assets in the full amount accrued on a daily basis of the underlying portfolio's obligations with respect to the swap. An underlying portfolio will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in one of the three highest rating categories of at least one nationally recognized statistical rating organization at the time of entering into such transaction. An underlying portfolio's sub-adviser will monitor the creditworthiness of all counterparties on an ongoing basis. If there is a default by the other party to such a transaction, an underlying portfolio will have contractual remedies pursuant to the agreements related to the transaction.

For purposes of applying an underlying portfolio's investment policies and restrictions, swap agreements are generally valued by the underlying portfolio at market value. In the case of a credit default swap sold by an underlying portfolio (i.e., where the underlying portfolio is selling credit default protection), however, the underlying portfolio will generally value the swap at its notional amount. The manner in which certain securities or other instruments are valued by the underlying portfolio for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. The sub-adviser has determined that, as a result, the swap market has become relatively liquid. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps. To the extent an underlying portfolio sells (i.e., writes) caps and floors, it will segregate cash or other liquid assets having an aggregate net asset value at least equal to the full amount, accrued on a daily basis, of its obligations with respect to any caps or floors.

Interest rate swap transactions are subject to limitations set forth in the underlying portfolios' policies. These transactions may in some instances involve the delivery of securities or other underlying assets by an underlying portfolio or its counterparty to collateralize obligations under the swap. Under the documentation currently used in those markets, the risk of loss with respect to interest rate swaps is limited to the net amount of the interest payments that an underlying portfolio is contractually obligated to make. If the other party to an interest rate swap that is not collateralized defaults, an underlying portfolio would risk the loss of the net amount of the payments that the underlying portfolio contractually is entitled to receive. An underlying portfolio may buy and sell (i.e., write) caps and floors without limitation, subject to the segregated account requirement described above.

In addition to the instruments, strategies and risks described in this SAI and in the prospectus, there may be additional opportunities in connection with options, futures contracts, forward currency contracts, and other hedging techniques, that become available as the underlying portfolio's sub-adviser develops new techniques, as regulatory authorities broaden the range of permitted transactions and as new instruments and techniques are developed. The sub-adviser may use these opportunities to the extent they are consistent with the underlying portfolio's investment objective and are permitted by the underlying portfolio's investment limitations and applicable regulatory requirements.

SUPRANATIONAL AGENCIES. Unless otherwise indicated, an underlying portfolio may invest up to 25% of its assets in debt obligations of supranational agencies such as: the International Bank for Reconstruction and Development (commonly referred to as the World Bank), which was chartered to finance development projects in developing member countries; the European Community, which is a twelve-nation organization engaged in cooperative economic activities; the European Coal and Steel Community, which is an economic union of various European nations' steel and coal industries; and the Asian Development Bank, which is an international development bank established to lend funds, promote investment and provide technical assistance to member nations in the Asian and Pacific regions. Debt obligations of supranational agencies are not considered government securities and are not supported, directly or indirectly, by the U.S. Government.

INDEX OPTIONS. In seeking to hedge all or a portion of its investments, an underlying portfolio may purchase and write put and call options on securities indices listed on U.S. or foreign securities exchanges or traded in the over-the-counter market, which indices include securities held in the underlying portfolio. An underlying portfolio with such option writing authority may write only covered options. An underlying portfolio may also use securities index options as a means of participating in a securities market without making direct purchases of securities.

A securities index measures the movement of a certain group of securities by assigning relative values to the securities included in the index. Options on securities indices are generally similar to options on specific securities. Unlike options on securities, however, options on securities indices do not involve the delivery of an underlying security; the option in the case of an option on a securities index represents the holder's right to obtain from the writer, in cash, a fixed multiple of the amount by which the exercise price exceeds (in the case of a call) or is less than (in the case of a put) the closing value of the underlying securities index on the exercise date. An underlying portfolio may purchase and write put and call options on securities indexes or securities index futures contracts that are traded on a U.S. exchange or a board of trade or a foreign exchange, to the extent permitted under rules and interpretations of the CFTC, as a hedge against changes in market conditions and interest rates, and for duration management, and may enter into closing transactions with respect to those options to terminate existing positions. A securities index fluctuates with changes in the market values of the securities included in the index. Securities index options may be based on a broad or narrow market index or on an industry or market segment.

The delivery requirements of options on securities indices differ from options on securities. Unlike a securities option, which contemplates the right to take or make delivery of securities at a specified price, an option on a securities index gives the holder the right to receive a cash "exercise settlement amount" equal to (i) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise multiplied by (ii) a fixed "index multiplier." Receipt of this cash amount will depend upon the closing level of the securities index upon which the option is based being greater than (in the case of a call) or less than, (in the case of a put) the exercise price of the option. The amount of cash received will be equal to the difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. The writer may offset its position in securities index options prior to expiration by entering into a closing transaction on an exchange or it may allow the option to expire unexercised.

The effectiveness of purchasing or writing securities index options as a hedging technique will depend upon the extent to which price movements in the portion of a securities portfolio being hedged correlate with price movements of the securities index selected. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular security, whether an underlying portfolio realizes a gain or loss from the purchase or writing of options on an index depends upon movements in the level of prices in the market generally or, in the case of certain indices, in an industry or market segment, rather than movements in the price of a particular security. As a result, successful use by an underlying portfolio of options on securities indices is subject to the sub-adviser's ability to predict correctly movements in the direction of the market generally or of a particular industry. This ability contemplates different skills and techniques from those used in predicting changes in the price of individual securities.

Securities index options are subject to position and exercise limits and other regulations imposed by the exchange on which they are traded. The ability of an underlying portfolio to engage in closing purchase transactions with respect to securities index options depends on the existence of a liquid secondary market. Although an underlying portfolio will generally purchase or write securities index options only if a liquid secondary market for the options purchased or sold appears to exist, no such secondary market may exist, or the market may cease to exist at some future date, for some options. No assurance can be given that a closing purchase transaction can be effected when the sub-adviser desires that an underlying portfolio engage in such a transaction.

WEBS AND OTHER INDEX-RELATED SECURITIES. An underlying portfolio may invest in certain types of securities that enable investors to purchase or sell shares in a portfolio of equity securities that seeks to track the performance of an underlying index or a portion of an index. Such securities are similar to index mutual funds, but they are traded on various stock exchanges or secondary markets. The value of these securities is dependent upon the performance of the underlying index on which they are based. Thus, these securities are subject to the same risks as their underlying indices as well as the securities that make up those indices. For example, if the securities comprising an index that an index-related security seeks to track perform poorly, the index-related security will lose value. An underlying portfolio may invest in shares in an investment company whose shares are known as "World Equity Benchmark Shares" or "WEBS." WEBS have been listed for trading on the American Stock Exchange, Inc. An underlying portfolio also may invest in the CountryBaskets Index Fund, Inc. or another fund the shares of which are the substantial equivalent of WEBS. An underlying portfolio may invest in S&P Depositary Receipts, or "SPDRs." SPDRs are securities that represent ownership in a long-term unit investment trust that holds a portfolio of common stocks designed to track the performance of the underlying index of the SPDR. An underlying portfolio investing in a SPDR would be entitled to the dividends that accrue to the underlying index stocks in the underlying portfolio, less trust expenses.

An underlying portfolio may invest in Dow Industrial Average Model New Deposit Shares ("DIAMONDS") (interests in a portfolio of securities that seeks to track the performance of the Dow Jones Industrial Average) and the NASDAQ-100 Trust (interests in a portfolio of securities of the largest and most actively traded noon-financial companies listed on the NASDAQ Stock Market).

Index-related securities may be used for several purposes, including to simulate full investment in the underlying index while retaining a cash balance for fund management purposes, to facilitate trading, to reduce transaction costs or to seek higher investment returns where an index-related security is priced more attractively than securities in the underlying index. Because the expense associated with an investment in index-related securities may be substantially lower than the expenses of small investments directly in the securities comprising the indices they seek to track, investments in index-related securities may provide a cost-effective means of diversifying an underlying portfolio's assets across a broad range of equity securities.

The prices of index-related securities are derived and based upon the securities held by the particular investment company. Accordingly, the level of risk involved in the purchase or sale of an index-related security is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the pricing mechanism for such instrument is based on a basket of stocks. The market prices of index-related securities are expected to fluctuate in accordance with both changes in the net asset values of their underlying indices and the supply and demand for the instruments on the exchanges on which they are traded. Substantial market or other disruptions affecting an index-related security could adversely affect the liquidity and value of the shares of the underlying portfolio.

SPECIAL INVESTMENT CONSIDERATIONS AND RISKS. The successful use of the investment practices described above with respect to futures contracts, options on futures contracts, forward contracts, options on securities, securities indices, and on foreign currencies, and swaps and swap-related products draws upon skills and experience which are different from those needed to select the other instruments in which the underlying portfolio invests. Should interest or exchange rates or the prices of securities or financial indices move in an unexpected manner, an underlying portfolio may not achieve the desired benefits of futures, options, swaps and forwards or may realize losses and thus be in a worse position than if such strategies had not been used. Unlike many exchange-traded futures contracts and options on futures contracts, there are no daily price fluctuation limits with respect to options on currencies, forward contracts and other negotiated or OTC instruments, and adverse market movements could, therefore, continue to an unlimited extent over a period of time. In addition, the correlation between movements in the price of the securities and currencies hedged or used for cover will not be perfect and could produce unanticipated losses.

An underlying portfolio's ability to dispose of its positions in the foregoing instruments will depend on the availability of liquid markets in the instruments. Markets in a number of the instruments are relatively new and still developing, and it is impossible to predict the amount of trading interest that may exist in those instruments in the future. Particular risks exist with respect to the use of each of the foregoing instruments and could result in such adverse consequences to an underlying portfolio as the possible loss of the entire premium paid for an option bought by the underlying portfolio, the inability of the underlying portfolio, as the writer of a covered call option, to benefit from the appreciation of the underlying securities above the exercise price of the option and the possible need to defer closing out positions in certain instruments to avoid adverse tax consequences. As a result, no assurance can be given that an underlying portfolio will be able to use those instruments effectively for the purposes set forth above.

In connection with certain of its hedging transactions, assets must be segregated with the Trust's custodian bank to ensure that the underlying portfolio will be able to meet its obligations under these instruments (alternatively, liquid assets may be earmarked on the Trust's records). Assets held in a segregated account generally may not be disposed of for as long as the underlying portfolio maintains the positions giving rise to the segregation requirement. Segregation of a large percentage of the underlying portfolio's assets could impede implementation of the underlying portfolio's investment policies or the underlying portfolio's ability to meet redemption requests or other current obligations.

ADDITIONAL RISKS OF OPTIONS ON FOREIGN CURRENCIES, FORWARD CONTRACTS AND FOREIGN INSTRUMENTS. Unlike transactions entered into by an underlying portfolio in futures contracts, options on foreign currencies and forward contracts are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) by the SEC. Such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded OTC. In an OTC trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits; and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the buyer of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, an option writer and a buyer or seller of futures or forward contracts could lose amounts substantially in excess of any premium received or initial margin or collateral posted due to the potential additional margin and collateral requirements associated with such positions.

Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges are available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the OCC, thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the OTC market, potentially permitting an underlying portfolio to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the OTC market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign government restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions, on exercise.

In addition, options on U.S. Government securities, futures contracts, options on futures contracts, forward contracts and options on foreign currencies may be traded on foreign exchanges and OTC in foreign countries. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by (i) other complex foreign political and economic factors,
(ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in an underlying portfolio's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) low trading volume.

ZERO COUPON, PAY-IN-KIND AND STEP COUPON SECURITIES

Subject to any limitations set forth in its policies and investment restrictions, an underlying portfolio may invest in zero coupon, pay-in-kind or step coupon securities. Zero coupon and step coupon bonds are issued and traded at a discount from their face amounts. They do not entitle the holder to any periodic payment of interest prior to maturity or prior to a specified date when the securities begin paying current interest. The discount from the face amount or par value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. Pay-in-kind securities may pay all or a portion of their interest or dividends in the form of additional securities. Because they do not pay current income, the price of pay-in-kind securities can be very volatile when interest rates change.

Current federal income tax law requires holders of zero coupon securities and step coupon securities to report the portion of the original issue discount on such securities that accrue that year as interest income, even though the holders receive no cash payments of interest during the year. In order to qualify as a "regulated investment company" under the Internal Revenue Code, the underlying portfolio must distribute its investment company taxable income, including the original issue discount accrued on zero coupon or step coupon bonds. Because an underlying portfolio will not receive cash payments on a current basis in respect of accrued original-issue discount on zero coupon bonds or step coupon bonds during the period before interest payments begin, in some years an underlying portfolio may have to distribute cash obtained from other sources in order to satisfy the distribution requirements under the Code. An underlying portfolio might obtain such cash from selling other portfolio holdings. These actions are likely to reduce the assets to which an underlying portfolio's expenses could be allocated and to reduce the rate of return for the underlying portfolio. In some circumstances, such sales might be necessary in order to satisfy cash distribution requirements even though investment considerations might otherwise make it undesirable for the underlying portfolio to sell the securities at the time.

Generally, the market prices of zero coupon, step coupon and pay-in-kind securities are more volatile than the prices of securities that pay interest periodically and in cash and are likely to respond to changes in interest rates to a greater degree than other types of debt securities having similar maturities and credit quality.

WARRANTS AND RIGHTS

Subject to its investment limitations, an underlying portfolio may invest in warrants and rights. Warrants are, in effect, longer-term call options. They give the holder the right to purchase a given number of shares of a particular company at specified prices, usually higher than the market price at the time of issuance, for a period of years or to perpetuity. The purchaser of a warrant expects the market price of the security will exceed the purchase price of the warrant plus the exercise price of the warrant, thus resulting in a profit. Of course, because the market price may never exceed the exercise price before the expiration date of the warrant, the purchaser of the warrant risks the loss of the entire purchase price of the warrant. Warrants generally trade in the open market and may be sold rather than exercised. Warrants are sometimes sold in unit form with other securities of an issuer. Units of warrants and common stock may be employed in financing young unseasoned companies. The purchase price of a warrant varies with the exercise price of the warrant, the current market value of the underlying security, the life of the warrant and various other investment factors.

In contrast, rights, which also represent the right to buy common shares, normally have a subscription price lower than the current market value of the common stock and a life of two to four weeks.

Warrants and rights may be considered more speculative than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the securities which may be purchased, nor do they represent any rights in the assets of the issuing company. Also, the value of a warrant or right does not necessarily change with the value of the underlying securities and a warrant or right ceases to have value if it is not exercised prior to the expiration date.

MORTGAGE-BACKED SECURITIES

Subject to its investment restrictions and policies, an underlying portfolio may invest in mortgage-backed securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or private issuers such as banks, insurance companies, and savings and loans. Some of these securities, such as Government National Mortgage Association ("GNMA") certificates, are backed by the full faith and credit of the U.S. Treasury while others, such as Federal Home Loan Mortgage Corporation ("Freddie Mac") certificates, are not.

Mortgage-backed securities represent interests in a pool of mortgages. Principal and interest payments made on the mortgages in the underlying mortgage pool are passed through to the underlying portfolio. These securities are often subject to more rapid repayment than their stated maturity dates would indicate as a result of principal prepayments on the underlying loans. This can result in significantly greater price and yield volatility than with traditional fixed-income securities. During periods of declining interest rates, prepayments can be expected to accelerate which will shorten these securities' weighted average life and may lower their return. Conversely, in a rising interest rate environment, a declining prepayment rate will extend the weighted average life of these securities which generally would cause their values to fluctuate more widely in response to changes in interest rates.

The value of these securities also may change because of changes in the market's perception of the creditworthiness of the federal agency or private institution that issued them. In addition, the mortgage securities market in general may be adversely affected by changes in governmental regulation or tax policies.

Mortgage-backed securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities, are not subject to an underlying portfolio's industry concentration restrictions, by virtue of the exclusion from that test available to all U.S. Government securities. In the case of privately issued mortgage-related securities, the underlying portfolio takes the position that mortgage-related securities do not represent interests in any particular "industry" or group of industries.

Collateralized mortgage obligations ("CMOs"), which are debt obligations collateralized by mortgage loans or mortgage pass-through securities, provide the holder with a specified interest in the cash flow of a pool of underlying mortgages or other mortgage-backed securities. Issuers of CMOs frequently elect to be taxed as a pass-through entity known as real estate mortgage investment conduits. CMOs are issued in multiple classes, each with a specified fixed or floating interest rate and a final distribution date. The relative payment rights of the various CMO classes may be structured in many ways. In most cases, however, payments of principal are applied to the CMO classes in the order of their respective stated maturities, so that no principal payments will be made on a CMO class until all other classes having an earlier stated maturity date are paid in full. The classes may include accrual certificates (also known as "Z-Bonds"), which only accrue interest at a specified rate until other specified classes have been retired and are converted thereafter to interest-paying securities. They may also include planned amortization classes which generally require, within certain limits, that specified amounts of principal be applied on each payment date, and generally exhibit less yield and market volatility than other classes. Generally, CMOs are issued or guaranteed by the U.S. government or its agencies or instrumentalities or may be collateralized by a portfolio of mortgages or mortgage-related securities guaranteed by such an agency or instrumentality. Certain CMOs in which a portfolio may invest are not guaranteed by the U.S. government or its agencies or instrumentalities.

Stripped Mortgage-Backed Securities ("SMBS") are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a portfolio's yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a portfolio may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories.

The repayment of certain mortgage-related securities depends primarily on the cash collections received from the issuer's underlying asset portfolio and, in certain cases, the issuer's ability to issue replacement securities (such as asset-backed commercial paper). As a result, there could be losses to the portfolio in the event of credit or market value deterioration in the issuer's underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing securities, or the issuer's inability to issue new or replacement securities. This is also true for other asset-backed securities. Upon the occurrence of certain triggering events or defaults, the investors in a security held by the portfolio may become the holders of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss.

Unlike mortgage-backed securities issued or guaranteed by the U. S. Government or one of its sponsored entities, mortgage-backed securities issued by private issuers do not have a government or government-sponsored entity guarantee, but may have credit enhancement provided by external entities such as banks or financial institutions or achieved through the structuring of the transaction itself. Examples of such credit support arising out of the structure of the transaction include the issue of senior and subordinated

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securities (e.g., the issuance of securities by a special purpose vehicle in multiple classes or "tranches," with one or more classes being senior to other subordinated classes as to the payment of principal and interest, with the result that defaults on the underlying mortgage loans are borne first by the holders of the subordinated class); creation of "reserve funds" (in which case cash or investments, sometimes funded from a portion of the payments on the underlying mortgage loans, are held in reserve against future losses); and "over-collateralization" (in which case the scheduled payments on, or the principal amount of, the underlying mortgage loans exceeds that required to make payment of the securities and pay any servicing or other fees). However, there can be no guarantee that credit enhancements, if any, will be sufficient to prevent losses in the event of defaults on the underlying mortgage loans.

In addition, mortgage-backed securities that are issued by private issuers are not subject to the underwriting requirements for the underlying mortgages that are applicable to those mortgage-backed securities that have a government or government-sponsored entity guarantee. As a result, the mortgage loans underlying private mortgage-backed securities may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics than government or government-sponsored mortgage-backed securities and have wider variances in a number of terms including interest rate, term, size, purpose and borrower characteristics. Privately issued pools more frequently include second mortgages, high loan-to-value mortgages and manufactured housing loans. The coupon rates and maturities of the underlying mortgage loans in a private-label mortgage-backed securities pool may vary to a greater extent than those included in a government guaranteed pool, and the pool may include subprime mortgage loans. Subprime loans refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their loans. For these reasons, the loans underlying these securities have had in many cases higher default rates than those loans that meet government underwriting requirements.

The risk of non-payment is greater for mortgage-backed securities that are backed by mortgage pools that contain subprime loans, but a level of risk exists for all loans. Market factors adversely affecting mortgage loan repayments may include a general economic turn-down, high unemployment, a general slowdown in the real estate market, a drop in the market prices of real estate, or an increase in interest rates resulting in higher mortgage payments by holders of adjustable rate mortgages.

Privately issued mortgage-backed securities are not traded on an exchange and there may be a limited market for the securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. Without an active trading market, mortgage-backed securities held in a portfolio may be particularly difficult to value because of the complexities involved in assessing the value of the underlying mortgage loans.

ASSET-BACKED SECURITIES

Subject to an underlying portfolio's investment restrictions and policies, asset-backed securities represent interests in pools of consumer loans (generally unrelated to mortgage loans) and most often are structured as pass-through securities. Interest and principal payments ultimately depend on payment of the underlying loans by individuals, although the securities may be supported by letters of credit or other credit enhancements. The underlying assets (e.g., loans) are subject to prepayments that shorten the securities' weighted average life and may lower their returns. If the credit support or enhancement is exhausted, losses or delays in payment may result if the required payments of principal and interest are not made. The value of these securities also may change because of changes in the market's perception of the creditworthiness of the servicing agent for the pool, the originator of the pool, or the financial institution providing the credit support or enhancement. An underlying portfolio will invest its assets in asset-backed securities subject to any limitations set forth in its investment policies or restrictions.

Asset-backed securities have many of the same characteristics and risks as the mortgage-related securities described above, except that asset-backed securities may be backed by non-real-estate loans, leases or receivables such as auto, credit card or home equity loans.

Non-mortgage asset-backed securities include interests in pools of receivables, such as motor vehicle installment purchase obligations and credit card receivables. Such securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets.

Non-mortgage asset-backed securities are not issued or guaranteed by the U.S. Government or its agencies or government-sponsored entities; however, the payment of principal and interest on such obligations may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution (such as a bank or insurance company) unaffiliated with the issuers of such securities. In addition, such securities generally will have remaining estimated lives at the time of purchase of five years or less.

The purchase of non-mortgage asset-backed securities raises considerations peculiar to the financing of the instruments underlying such securities. For example, most organizations that issue asset-backed securities relating to motor vehicle installment purchase obligations perfect their interests in their respective obligations only by filing a financing statement and by having the servicer of the obligations, which is usually the originator, take custody thereof. In such circumstances, if the servicer were to sell the same obligations to another party, in violation of its duty not to do so, there is a risk that such party could acquire an interest in the obligations superior to that of holders of the asset-backed securities. Also, although most such obligations grant a security interest in the motor vehicle being financed, in most states the security interest in a motor vehicle must be noted on the certificate of title to

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perfect such security interest against competing claims of other parties. Due to the large number of vehicles involved, however, the certificate of title to each vehicle financed, pursuant to the obligations underlying the asset-backed securities, usually is not amended to reflect the assignment of the seller's security interest for the benefit of the holders of the asset-backed securities. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on those securities. In addition, various state and federal laws give the motor vehicle owner the right to assert against the holder of the owner's obligation certain defenses such owner would have against the seller of the motor vehicle. The assertion of such defenses could reduce payments on the related asset-backed securities. Insofar as credit card receivables are concerned, credit card holders are entitled to the protection of a number of state and federal consumer credit laws, many of which give such holders the right to set off certain amounts against balances owed on the credit card, thereby reducing the amounts paid on such receivables. In addition, unlike most other asset-backed securities, credit card receivables are unsecured obligations of the cardholder.

PASS-THROUGH SECURITIES

Subject to its investment restrictions and policies, an underlying portfolio may invest its net assets in various types of pass-through securities, such as mortgage-backed securities, asset-backed securities and participation interests. A pass-through security is a share or certificate of interest in a pool of debt obligations that have been repackaged by an intermediary, such as a bank or broker-dealer. The purchaser receives an undivided interest in the underlying pool of securities. The issuers of the underlying securities make interest and principal payments to the intermediary, which are passed through to purchasers, such as the underlying portfolio. The most common type of pass-through securities are mortgage-backed securities. GNMA Certificates are mortgage-backed securities that evidence an undivided interest in a pool of mortgage loans. GNMA Certificates differ from traditional bonds in that principal is paid back monthly by the borrowers over the term of the loan rather than returned in a lump sum at maturity. The underlying portfolio will generally purchase "modified pass-through" GNMA Certificates, which entitle the holder to receive a share of all interest and principal payments paid and owed on the mortgage pool, net of fees paid to the "issuer" and GNMA, regardless of whether or not the mortgagor actually makes the payment. GNMA Certificates are backed as to the timely payment of principal and interest by the full faith and credit of the U.S. Government.

The Federal Home Loan Mortgage Corporation ("FHLMC") issues two types of mortgage pass-through securities: mortgage participation certificates ("PCs") and guaranteed mortgage certificates ("GMCs"). PCs resemble GNMA Certificates in that each PC represents a pro rata share of all interest and principal payments made and owned on the underlying pool. FHLMC guarantees timely payments of interest on PCs and the full return of principal. GMCs also represent a pro rata interest in a pool of mortgages. However, these instruments pay interest semi-annually and return principal once a year in guaranteed minimum payments. This type of security is guaranteed by FHLMC as to timely payment of principal and interest, but is not backed by the full faith and credit of the U.S. Government.

The Federal National Mortgage Association ("FNMA") issues guaranteed mortgage pass-through certificates ("FNMA Certificates"). FNMA Certificates resemble GNMA Certificates in that each FNMA Certificate represents a pro rata share of all interest and principal payments made and owned on the underlying pool. This type of security is guaranteed by FNMA as to timely payment of principal and interest, but it is not backed by the full faith and credit of the U.S. Government.

OTHER INCOME PRODUCING SECURITIES

Subject to its investment restrictions and policies, other types of income-producing securities that an underlying portfolio may purchase include, but are not limited to, the following types of securities:

VARIABLE AND FLOATING RATE OBLIGATIONS. These types of securities are relatively long-term instruments that often carry demand features permitting the holder to demand payment of principal at any time or at specified intervals prior to maturity.

STANDBY COMMITMENTS. These instruments, which are similar to a put, give an underlying portfolio the option to obligate a broker, dealer or bank to repurchase a security held by the underlying portfolio at a specified price.

TENDER OPTION BONDS. Tender option bonds are relatively long-term bonds that are coupled with the agreement of a third party (such as a broker, dealer or bank) to grant the holders of such securities the option to tender the securities to the institution at periodic intervals.

INVERSE FLOATERS. Inverse floaters are instruments whose interest bears an inverse relationship to the interest rate on another security. The underlying portfolios will not invest more than 5% of their assets in inverse floaters.

The underlying portfolio may purchase instruments with demand features, standby commitments and tender option bonds primarily for the purpose of increasing the liquidity of its portfolio.

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ILLIQUID AND RESTRICTED/144A SECURITIES

Subject to its investment restrictions, the underlying portfolios may invest a certain percentage of their net assets in illiquid securities (i.e., securities that are not readily marketable).

In recent years, a large institutional market has developed for certain securities that are not registered under the Securities Act. Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend on an efficient institutional market in which such unregistered securities can readily be resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments.

Rule 144A under the Securities Act, established a "safe harbor" from the registration requirements of the Securities Act, for resales of certain securities to qualified institutional buyers. Institutional markets for restricted securities that might develop as a result of Rule 144A could provide both readily ascertainable values for restricted securities and the ability to liquidate an investment in order to satisfy share redemption orders. An insufficient number of qualified institutional buyers interested in purchasing a Rule 144A-eligible security held by an underlying portfolio could, however, adversely affect the marketability of such portfolio security and the underlying portfolio might be unable to dispose of such security promptly or at reasonable prices.

The Trust's Board of Trustees has authorized TIM to make liquidity determinations with respect to Rule 144A securities in accordance with the guidelines established by the Board of Trustees. Under the guidelines, TIM may consider the following factors in determining whether a Rule 144A security is liquid: 1) the frequency of trades and quoted prices for the security; 2) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; 3) the willingness of dealers to undertake to make a market in the security; and 4) the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer. The sale of illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the OTC markets. An underlying portfolio may be restricted in its ability to sell such securities at a time when the portfolio's sub-adviser deems it advisable to do so. In addition, in order to meet redemption requests, the underlying portfolio may have to sell other assets, rather than such illiquid securities, at a time that is not advantageous.

OTHER INVESTMENT COMPANIES

Subject to applicable investment restrictions, an underlying portfolio may invest in securities issued by other investment companies as permitted under the 1940 Act. An underlying portfolio may indirectly bear a portion of any investment advisory fees and expenses and distribution (12b-1) fees paid by portfolios in which it invests, in addition to the advisory fees and expenses paid by the underlying portfolio.

BANK AND THRIFT OBLIGATIONS

Bank and thrift obligations in which an underlying portfolio may invest are limited to dollar-denominated certificates of deposit, time deposits and bankers' acceptances issued by bank or thrift institutions. Certificates of deposit are short-term, unsecured, negotiable obligations of commercial banks and thrift institutions. Time deposits are non-negotiable deposits maintained in bank or thrift institutions for specified periods of time at stated interest rates. Bankers' acceptances are negotiable time drafts drawn on commercial banks usually in connection with international transactions.

Bank and thrift obligations in which the underlying portfolio invests may be, but are not required to be, issued by institutions that are insured by the Federal Deposit Insurance Corporation (the "FDIC"). Bank and thrift institutions organized under Federal law are supervised and examined by federal authorities and are required to be insured by the FDIC. Institutions organized under state law are supervised and examined by state banking authorities but are insured by the FDIC only if they so elect. State institutions insured by the FDIC are subject to federal examination and to a substantial body of Federal law regulation. As a result of federal and state laws and regulations, federally insured bank and thrift institutions are, among other things, generally required to maintain specified levels of reserves and are subject to other supervision and regulation designed to promote financial soundness.

Obligations of foreign branches of domestic banks and of United Kingdom branches of foreign banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and governmental regulation. Such obligations are subject to different risks than are those of domestic banks or domestic branches of foreign banks. These risks include foreign economic and political developments, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign exchange controls and foreign withholding and other taxes on interest income. Foreign branches of domestic banks and United Kingdom branches of foreign banks are not necessarily subject to the same or similar regulatory requirements that apply to domestic banks, such as mandatory reserve requirements, loan limitations and accounting, auditing and financial recordkeeping requirements. In addition, less information may be publicly available about a foreign branch of a domestic bank or about a foreign bank than about a domestic bank. Certificates of deposit issued by wholly owned Canadian subsidiaries of domestic banks are guaranteed as to repayment of principal and interest (but not as to sovereign risk) by the domestic parent bank.

Obligations of domestic branches of foreign banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by governmental regulation as well as governmental action in the country in which the foreign bank has its head office. A domestic branch of a foreign bank with assets in excess of $1 billion may or may not be subject to reserve requirements imposed by the Federal Reserve System or by the state in which the branch is located if the branch is licensed by that state. In addition, branches licensed by the Comptroller of the Currency and branches licensed by certain states ("State Branches") may or may not be required to: (i) pledge to the regulator, by depositing assets with a designated bank within the state, an amount of its assets equal to 5% of its total liabilities; and (ii) maintain assets within the state in an amount equal to a specified percentage of the aggregate amount of liabilities of the foreign bank payable at or through all of its agencies or branches within the state. The deposits of State Branches may not necessarily be insured by the FDIC.


An underlying portfolio may purchase obligations, or all or a portion of a package of obligations, of smaller institutions that are federally insured, provided the obligation of any single institution does not exceed the then current federal insurance coverage of the obligation.


INVESTMENTS IN THE REAL ESTATE INDUSTRY AND REAL ESTATE INVESTMENT TRUSTS ("REITS")

REITs are pooled investment vehicles which invest primarily in income-producing real estate, or real-estate-related loans or interests. REITs are generally classified as equity REITs, mortgage REITs, or hybrid REITs.

Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Hybrid REITs invest their assets in both real property and mortgages. REITs are not taxed on income distributed to policyowners provided they comply with several requirements of the Internal Revenue Code of 1986, as amended (the "Code").

Investments in the real estate industry are subject to risks associated with direct investment in real estate. Such risks include, but are not limited to: declining real estate values; risks related to general and local economic conditions; overbuilding; increased competition for assets in local and regional markets; changes in zoning laws; difficulties in completing construction; changes in real estate value and property taxes; increases in operating expenses or interest rates; changes in neighborhood values or the appeal of properties to tenants; insufficient levels of occupancy; and inadequate rents to cover operating expenses. The performance of securities issued by companies in the real estate industry also may be affected by management of insurance risks, adequacy of financing available in capital markets, the competence of management, changes in applicable laws and governmental regulations (including taxes) and social and economic trends.

REITs also may subject an underlying portfolio to certain risks associated with the direct ownership of real estate. As described above, these risks include, among others: possible declines in the value of real estate; possible lack of availability of mortgage funds; extended vacancies of properties; risks related to general and local economic conditions; overbuilding; increases in competition, property taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of, liability to third parties for damages resulting from, environmental problems, casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; and changes in interest rates.

Investing in REITs involves certain unique risks, in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, default by borrowers, self-liquidation and the possibilities of failing to qualify for the exemption from tax for distributed income under the Code. REITs (especially mortgage REITs) are also subject to interest rate risk. (See "Debt Securities and Fixed-Income Investing" below.)

VARIABLE RATE MASTER DEMAND NOTES

Variable rate master demand notes are unsecured commercial paper instruments that permit the indebtedness thereunder to vary and provide for periodic adjustment in the interest rate. Because variable rate master demand notes are direct lending arrangements between an underlying portfolio and the issuer, they are not normally traded.

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Although no active secondary market may exist for these notes, an underlying portfolio may demand payment of principal and accrued interest at any time or may resell the note to a third party. While the notes are not typically rated by credit rating agencies, issuers of variable rate master demand notes must satisfy a sub-adviser that the ratings are within the two highest ratings of commercial paper.

In addition, when purchasing variable rate master demand notes, a sub-adviser will consider the earning power, cash flows, and other liquidity ratios of the issuers of the notes and will continuously monitor their financial status and ability to meet payment on demand.

In the event an issuer of a variable rate master demand note defaulted on its payment obligations, an underlying portfolio might be unable to dispose of the note because of the absence of a secondary market and could, for this or other reasons, suffer a loss to the extent of the default.

DEBT SECURITIES AND FIXED-INCOME INVESTING

Debt securities include securities such as corporate bonds and debentures; commercial paper; trust preferreds, debt securities issued by the U.S. Government, its agencies and instrumentalities; or foreign governments; asset-backed securities; CMOs; zero coupon bonds; floating rate, inverse floating rate and index obligations; "strips"; structured notes; pay-in-kind and step securities.

Fixed-income investing is the purchase of a debt security that maintains a level of income that does not change. For instance, bonds paying interest at a specified rate that does not change are fixed-income securities. When a debt security is purchased, an underlying portfolio owns "debt" and becomes a creditor to the company or government.

Consistent with an underlying portfolio's investment policies, it may invest in fixed income instruments, which include securities issued by the U.S. Government, its agencies or government-sponsored enterprises; corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper; mortgage-backed and other asset-backed securities; inflation-indexed bonds issued both by governments and corporations; structured notes, including hybrid or "indexed" securities, event-linked bonds and loan participations; delayed funding loans and revolving credit facilities; bank certificates of deposit, fixed time deposits and bankers' acceptances; repurchase agreements and reverse repurchase agreements; debt securities issued by state or local governments and their agencies, authorities and other government-sponsored enterprises; obligations of non-U.S. governments or their subdivisions, agencies and government-sponsored enterprises; and obligations of international agencies or supranational entities. An underlying portfolio may invest in derivatives based on fixed income instruments.

Fixed-income securities generally include short- and long-term government, corporate and municipal obligations that pay a specified rate of interest or coupons for a specified period of time, or preferred stock, which pays fixed dividends. Coupon and dividend rates may be fixed for the life of the issue or, in the case of adjustable and floating rate securities, for a shorter period of time. An underlying portfolio may vary the average maturity of its portfolio of debt securities based on the sub-adviser's analysis of interest rate trends and factors.

Bonds rated Baa by Moody's or BBB by S&P are considered medium grade obligations i.e., they are neither highly protected nor poorly secured. Interest payment prospects and principal security for such bonds appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics. (See Appendix A for a description of debt securities ratings.)

In the event that a security is rated by different agencies and receives different ratings from these agencies, the portfolio will treat the security as being rated in the highest rating category received from an agency. Credit rating criteria is applied at the time the portfolio purchases a security and the portfolio may choose not to sell securities that are downgraded below investment grade after their purchases. The sub-adviser in its reasonable judgment will determine what rating to assign to unrated securities.

Investments in debt securities are generally subject to both credit risk and market risk. Credit risk relates to the ability of the issuer to meet interest or principal payments, or both, as they come due. Market risk relates to the fact that the market values of the debt securities in which the underlying portfolio invests generally will be affected by changes in the level of interest rates. An increase in interest rates will tend to reduce the market value of debt securities, whereas a decline in interest rates will tend to increase their value.

Generally, shorter-term securities are less sensitive to interest rate changes, but longer-term securities offer higher yields. A portfolio's share price and yield will also depend, in part, on the quality of its investments in debt securities.

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Such securities may be affected by changes in the creditworthiness of the issuer of the security. The extent that such changes are reflected in an underlying portfolio's share price will depend upon the extent of the underlying portfolio's investment in such securities.

Recent market events. The fixed-income markets are experiencing a period of extreme volatility which has negatively impacted market liquidity conditions. Initially, the concerns of market participants were focused on the subprime segment of the mortgage-backed securities market. However, these concerns have since expanded to include a broad range of mortgage-and asset-backed and other fixed income securities, including those rated investment grade, the U.S. and international credit and interbank money markets generally, and a wide range of financial institutions and markets, asset classes and sectors. As a result, fixed income instruments are experiencing liquidity issues, increased price volatility, credit downgrades, and increased likelihood of default. Securities that are less liquid are more difficult to value and may be hard to dispose of. Domestic and international equity markets have also been experiencing heightened volatility and turmoil, with issuers that have exposure to the real estate, mortgage and credit markets particularly affected. During times of market turmoil, investors tend to look to the safety of securities issued or backed by the U.S. Treasury, causing the prices of these securities to rise, and the yield to decline. These events and the continuing market upheavals may have an adverse effect on the portfolios.

STRUCTURED NOTES

The values of the structured notes in which an underlying portfolio may invest are linked to equity securities or equity indices ("reference instruments"). These instruments differ from other types of debt securities in several respects. The interest rate or principal amount payable at maturity may vary based on changes in the equity security or index. A structured note may be positively or negatively indexed; that is, its value or interest rate may increase or decrease if the value of the reference instrument increases. Further, the change in the principal amount payable with respect to, or the interest rate of, a structured note may be a multiple of the percentage change (positive or negative) in the value of the underlying reference instrument(s).

Investments in structured notes involve certain risks, including the credit risk of the issuer and the normal risks of price changes in response to changes in interest rates. Further, in the case of certain structured notes, a decline in the reference instrument may cause the interest rate to be reduced to zero; and any further declines in the reference instrument may then reduce the principal amount payable on maturity. Finally, these securities may be less liquid than other types of securities, and may be more volatile than their underlying reference instruments.

HIGH-YIELD/HIGH-RISK SECURITIES

High-yield/high-risk securities (or "junk bonds") are debt securities rated below investment grade by the primary rating agencies (such as S&P and Moody's). (See Appendix A for a description of debt securities rating.)

The value of lower-quality securities generally is more dependent on the ability of the issuer to meet interest and principal payments (i.e., credit risk) than is the case for higher-quality securities. Conversely, the value of higher-quality securities may be more sensitive to interest rate movements than lower-rated securities. Issuers of high-yield securities may not be as strong financially as those issuing bonds with higher credit ratings. Investments in such companies are considered to be more speculative than higher-quality investments.

Issuers of high-yield securities are more vulnerable to real or perceived economic changes (for instance, an economic downturn or prolonged period of rising interest rates), political changes or adverse developments specific to the issuer. Adverse economic, political or other developments may impair the issuer's ability to service principal and interest obligations, to meet projected business goals and to obtain additional financing, particularly if the issuer is highly leveraged. In the event of a default, an underlying portfolio would experience a reduction of its income and could expect a decline in the market value of the defaulted securities.

The market for lower-quality securities is generally less liquid than the market for higher-quality bonds. Adverse publicity and investor perceptions, as well as new or proposed laws, may also have a greater negative impact on the market for lower-quality securities. Unrated debt, while not necessarily of lower quality than rated securities, may not have as broad a market as higher-quality securities.

TRADE CLAIMS

Trade claims are interests in amounts owed to suppliers of goods or services and are purchased from creditors of companies in financial difficulty. Trade claims offer the potential for profits since they are often purchased at a significant discount from face value and, consequently, may generate capital appreciation in the event that the market value of the claim increases as the debtor's financial position improves or the claim is paid.

An investment in trade claims is speculative and carries a high degree of risk. Trade claims are illiquid securities that generally do not pay interest, and there can be no guarantee that the debtor will ever be able to satisfy the obligation on the trade claim. The markets in trade claims are not regulated by federal securities laws or the SEC. Because trade claims are unsecured, holders of trade claims may have a lower priority in terms of payment than certain other creditors in a bankruptcy proceeding.

BRADY BONDS

Subject to its investment policies and restrictions, an underlying portfolio may invest in Brady Bonds. Brady Bonds are securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the "Brady Plan"). Brady Plan debt restructurings have been implemented to date in Argentina, Brazil, Bulgaria, Costa Rica, Croatia, Dominican Republic, Ecuador, Jordan, Mexico, Morocco, Nigeria, Panama, Peru, the Philippines, Poland, Slovenia, Uruguay and Venezuela. Brady Bonds have been issued only recently, and for that reason do not have a long payment history. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (but primarily the U.S. dollar) and are actively traded in over-the-counter secondary markets. U.S.-dollar-denominated, collateralized Brady Bonds, which may be fixed-rate bonds or floating-rate bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds. Brady Bonds are often viewed as having three or four valuation components: the collateralized repayment of principal at maturity; the collateralized interest payments; the uncollateralized interest payments; and any uncollateralized repayment of principal at maturity (the uncollateralized amounts constituting the "residual risk"). In light of the residual risk of Brady Bonds and the history of defaults of countries issuing Brady Bonds with respect to commercial bank loans by public and private entities, investments in Brady Bonds may be viewed as speculative.

COLLATERALIZED DEBT OBLIGATIONS

An underlying portfolio may invest in collateralized debt obligations ("CDOs"), which includes collateralized bond obligations ("CBOs"), collateralized loan obligations ("CLOs") and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high-risk, below-investment-grade, fixed-income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans.

For both CBOs and CLOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the "equity" tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically has higher ratings and lower yields than its underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO or CLO securities as a class.

The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which an underlying portfolio invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by an underlying portfolio as illiquid securities; however, an active dealer market may exist for CDOs allowing a CDO to qualify for Rule 144A transactions. In addition to the normal risks associated with fixed-income securities discussed elsewhere in this SAI and the underlying portfolio's prospectus (e.g., interest rate risk and default risk), CDOs carry additional risks including, but are not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default;
(iii) an underlying portfolio may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

DOLLAR ROLL TRANSACTIONS

An underlying portfolio may enter into "dollar roll" transactions, which consist of the sale by the underlying portfolio to a bank or broker-dealer (the "counterparty") of Government National Mortgage Association certificates or other mortgage-backed securities together with a commitment to purchase from the counterparty similar, but not identical, securities at a future date. The counterparty receives all principal and interest payments, including prepayments, made on the security while it is the holder. The underlying portfolio receives a fee from the counterparty as consideration for entering into the commitment to purchase. Dollar rolls may be renewed over a period of several months with a different repurchase price and a cash settlement made at each renewal without physical delivery of securities. Moreover, the transaction may be preceded by a firm commitment agreement pursuant to which an underlying portfolio agrees to buy a security on a future date.

The underlying portfolios will not use such transactions for leveraging purposes and, accordingly, will segregate cash, U.S. government securities or other liquid assets in an amount sufficient to meet its purchase obligations under the transactions.

Dollar rolls are treated for purposes of the 1940 Act, as borrowings of an underlying portfolio because they involve the sale of a security coupled with an agreement to repurchase. Like all borrowings, a dollar roll involves costs to an underlying portfolio. For example, while an underlying portfolio receives a fee as consideration for agreeing to repurchase the security, the underlying portfolio forgoes the right to receive all principal and interest payments while the counterparty holds the security. These payments to the counterparty may exceed the fee received by an underlying portfolio, thereby effectively charging the underlying portfolio interest on its borrowing. Further, although an underlying portfolio can estimate the amount of expected principal prepayment over the term of the dollar roll, a variation in the actual amount of prepayment could increase or decrease the cost of the underlying portfolio's borrowing.

The entry into dollar rolls involves potential risks of loss that are different from those related to the securities underlying the transactions. For example, if the counterparty becomes insolvent, an underlying portfolio's right to purchase from the counterparty might be restricted. Additionally, the value of such securities may change adversely before an underlying portfolio is able to purchase them. Similarly, the underlying portfolio may be required to purchase securities in connection with a dollar roll at a higher price than may otherwise be available on the open market. Since, as noted above, the counterparty is required to deliver a similar, but not identical, security to an underlying portfolio, the security that the underlying portfolio is required to buy under the dollar roll may be worth less than an identical security. Finally, there can be no assurance that an underlying portfolio's use of the cash that it receives from a dollar roll will provide a return that exceeds borrowing costs.

EXCHANGE TRADED FUNDS ("ETFS")

ETFs are a type of investment company bought and sold on a securities exchange. An ETF represents a fixed portfolio of securities designed to track a particular market index. An underlying portfolio could purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities it is designed to track, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees which increase their costs.

HYBRID INSTRUMENTS

Subject to its investment restrictions and strategies, the each of the underlying portfolios may invest in hybrid instruments. Hybrid instruments have recently been developed and combine the elements of futures contracts or options with those of debt, preferred equity or a depository instrument. Often these hybrid instruments are indexed to the price of a commodity, particular currency, or a domestic or foreign debt or equity securities index. Hybrid instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity. Hybrid instruments may bear interest or pay dividends at below-market (or even relatively nominal) rates. Under certain conditions, the redemption value of such an instrument could be zero. Hybrid instruments can have volatile prices and limited liquidity, and their use may not be successful.

INDEXED SECURITIES

The underlying portfolios may invest in indexed securities whose value is linked to foreign currencies, interest rates, commodities, indices or other financial indicators. Most indexed securities are short-to intermediate-term, fixed-income securities whose values at maturity (i.e., principal value) or interest rates rise or fall according to changes in the value of one or more specified underlying instruments. Indexed securities may be positively or negatively indexed (i.e., their principal value or interest rates may increase or decrease if the underlying instrument appreciates), and may have return characteristics similar to direct investments in the underlying instrument or to one or more options on the underlying instrument. Indexed securities may be more volatile than the underlying instrument itself and could involve the loss of all or a portion of the principal amount of, or interest on, the instrument.

DISTRESSED SECURITIES

The underlying portfolios may invest in distressed securities. Distressed securities are speculative and involve substantial risks. Generally, an underlying portfolio will invest in distressed securities when the sub-adviser believes they offer significant potential for higher returns or can be exchanged for other securities that offer this potential. However, there can be no assurance that an underlying portfolio will achieve these returns or that the issuer will make an exchange offer or adopt a plan of reorganization. An underlying portfolio will generally not receive interest payments on the distressed securities and may incur costs to protect its investment. In addition, distressed securities involve the substantial risk that principal will not be repaid. Distressed securities and any securities received in an exchange for such securities may be subject to restrictions on resale.

MUNICIPAL FIXED-INCOME SECURITIES

Subject to its investment restrictions and strategies, each of the underlying portfolios may invest in municipal bonds of any state, territory or possession of the United States ("U.S."), including the District of Columbia. The underlying portfolios may also invest in municipal bonds of any political subdivision, agency or instrumentality (e.g., counties, cities, towns, villages, districts, authorities) of the U.S. or its possessions. Municipal bonds are debt instruments issued by or for a state or local government to support its general financial needs or to pay for special projects such as airports, bridges, highways, public transit, schools, hospitals, housing and water and sewer works.

Interest payments received by holders of these securities are generally tax-free. Municipal bonds may also be issued to refinance public debt. Municipal bonds are mainly divided between "general obligation" and "revenue" bonds. General obligation bonds are backed by the full faith and credit of governmental issuers with the power to tax. They are repaid from the issuer's general revenues. Payment, however, may be dependent upon legislative approval and may be subject to limitations on the issuer's taxing power. Enforcement of payments due under general obligation bonds varies according to the law applicable to the issuer. In contrast, revenue bonds are supported only by the revenues generated by the project or facility.

The underlying portfolios may also invest in industrial development bonds. Such bonds are usually revenue bonds issued to pay for facilities with a public purpose operated by private corporations. The credit quality of industrial development bonds is usually directly related to the credit standing of the owner or user of the facilities. To qualify as a municipal bond, the interest paid on an industrial development bond must qualify as fully exempt from federal income tax. However, the interest paid on an industrial development bond may be subject to the federal alternative minimum tax.

The yields on municipal bonds depend on such factors as market conditions, the financial condition of the issuer and the issue's size, maturity date and rating. Municipal bonds are rated by S&P, Moody's and Fitch IBCA, Inc. Such ratings, however, are opinions, not absolute standards of quality. Municipal bonds with the same maturity, interest rates and rating may have different yields, while municipal bonds with the same maturity and interest rate, but different ratings, may have the same yield. Once purchased by an underlying portfolio, a municipal bond may cease to be rated or receive a new rating below the minimum required for purchase by the underlying portfolio. Neither event would require the underlying portfolio to sell the bond, but the underlying portfolio's investment adviser would consider such events in determining whether the underlying portfolio should continue to hold it.

A portfolio may invest in Residual Interest Bonds (sometimes referred to as inverse floaters) ("RIBs"), which brokers create by depositing a Municipal Bond in a trust. The trust in turn issues a variable rate security and RIBs. The interest rate on the short-term component is reset by an index or auction process normally every seven to 35 days, while the RIB holder receives the balance of the income from the underlying Municipal Bond less an auction fee. Therefore, rising short-term interest rates result in lower income for the RIB, and vice versa. An investment in RIBs typically will involve greater risk than an investment in a fixed rate bond. RIBs have interest rates that bear an inverse relationship to the interest rate on another security or the value of an index. Because increases in the interest rate on the other security or index reduce the residual interest paid on a RIB, the value of a RIB is generally more volatile than that of a fixed rate bond. RIBs have interest rate adjustment formulas that generally reduce or, in the extreme, eliminate the interest paid to the portfolios when short-term interest rates rise, and increase the interest paid to the portfolios when short-term interest rates fall. RIBs have varying degrees of liquidity that approximate the liquidity of the underlying bond(s), and the market price for these securities is volatile. RIBs can be very volatile and may be less liquid than other Municipal Bonds of comparable maturity. These securities will generally underperform the market of fixed rate bonds in a rising interest rate environment, but tend to outperform the market of fixed rate bonds when interest rates decline or remain relatively stable. Although volatile, RIBs typically offer the potential for yields exceeding the yields available on fixed rate bonds with comparable credit quality, coupon, call provisions and maturity. To the extent permitted by each portfolio's investment objectives and general investment policies, a portfolio may invest in RIBs without limitation.

In a transaction in which a portfolio purchases a RIB from a trust, and the underlying Municipal Bond was held by the portfolio prior to being deposited into the trust, the portfolio treats the transaction as a secured borrowing for financial reporting purposes. As a result, the portfolio will incur a non-cash interest expense with respect to interest paid by the trust on the variable rate securities, and will recognize additional interest income in an amount directly corresponding to the non-cash interest expense. Therefore, the portfolio's net asset value per share and performance are not affected by the non-cash interest expense. This accounting treatment does not apply to RIBs acquired by the portfolios where the portfolios did not previously own the underlying Municipal Bond.

The ability of the underlying portfolios to achieve their respective investment objective depends upon the continuing ability of the issuers of municipal bonds to pay interest and principal when due. Municipal bonds are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. Such laws extend the time for payment of principal and/or interest, and may otherwise restrict the underlying portfolio's ability to enforce its rights in the event of default. Since there is generally less information available on the financial condition of municipal bond issuers compared to other domestic issuers of securities, the underlying portfolio's investment adviser may lack sufficient knowledge of an issue's weaknesses. Other influences, such as litigation, may also materially affect the ability of an issuer to pay principal and interest when due. In addition, the market for municipal bonds is often thin and can be temporarily affected by large purchases and sales, including those by the underlying portfolios.

From time to time, Congress has considered restricting or eliminating the federal income tax exemption for interest on municipal bonds. Such actions could materially affect the availability of municipal bonds and the value of those already owned by the underlying portfolios. If such legislation were passed, the Trust's Board of Trustees may recommend changes in an underlying portfolio's investment objectives and policies.

PASSIVE FOREIGN INVESTMENT COMPANIES

The underlying portfolios may purchase the securities of certain foreign investment funds or trusts called passive foreign investment companies. Such trusts have been the only or primary way to invest in certain countries. In addition to bearing their proportionate share of an underlying portfolio's expenses (management fees and operating expenses), shareholders will also indirectly bear similar expenses of such trusts. Capital gains on the sale of such holdings are considered ordinary income regardless of how long the underlying portfolio held its investment. In addition, the underlying portfolio may be subject to corporate income tax and an interest charge on certain dividends and capital gains earned from these investments, regardless of whether such income and gains are distributed to shareholders.

To avoid such tax and interest, the underlying portfolio intends to treat these securities as sold on the last day of its fiscal year and recognize any gains for tax purposes at that time; deductions for losses are allowable only to the extent of any gains resulting from these deemed sales for prior taxable years. Such gains and losses will be treated as ordinary income. The underlying portfolio will be required to distribute any resulting income even though it has not sold the security and received cash to pay such distributions.

PREFERRED STOCKS

The underlying portfolios may purchase preferred stock. Preferred stock, unlike common stock, has a stated dividend rate payable from the corporation's earnings. Preferred stock dividends may be cumulative or non-cumulative, participating or non-participating, or auction rate. "Cumulative" dividend provisions require all or a portion of prior unpaid dividends to be paid.

If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, which can be a negative feature when interest rates decline. Preferred stock also generally has a preference over common stock on the distribution of a corporation's assets in the event of liquidation of the corporation. Preferred stock may be "participating" stock, which means that it may be entitled to a dividend exceeding the stated dividend in certain cases. The rights of preferred stock on distribution of a corporation's assets in the event of a liquidation are generally subordinate to the rights associated with a corporation's debt securities.

LOAN PARTICIPATIONS AND ASSIGNMENTS

The underlying portfolios may purchase participations in commercial loans. Such indebtedness may be secured or unsecured. Loan participations typically represent direct participation in a loan to a corporate borrower, and generally are offered by banks or other financial institutions or lending syndicates. The underlying portfolios may participate in such syndications, or can buy part of a loan, becoming a part lender. When purchasing loan participations, the underlying portfolios assume the credit risk associated with the corporate borrower and may assume the credit risk associated with an interposed bank or other financial intermediary. The participation interests in which the underlying portfolios intend to invest may not be rated by any nationally recognized rating service.

A loan is often administered by an agent bank acting as agent for all holders. The agent bank administers the terms of the loan, as specified in the loan agreement. In addition, the agent bank is normally responsible for the collection of principal and interest payments from the corporate borrower and the apportionment of these payments to the credit of all institutions that are parties to the loan agreement. Unless, under the terms of the loan or other indebtedness, the underlying portfolios have direct recourse against the corporate borrower, the underlying portfolios may have to rely on the agent bank or other financial intermediary to apply appropriate credit remedies against a corporate borrower.

A financial institution's employment as agent bank might be terminated in the event that it fails to observe a requisite standard of care or becomes insolvent. A successor agent bank would generally be appointed to replace the terminated agent bank, and assets held by the agent bank under the loan agreement should remain available to holders of such indebtedness. However, if assets held by the agent bank for the benefit of the underlying portfolios were determined to be subject to the claims of the agent bank's general creditors, the underlying portfolios might incur certain costs and delays in realizing payment on a loan or loan participation and could suffer a loss of principal and/or interest. In situations involving other interposed financial institutions (e.g., an insurance company or governmental agency) similar risks may arise.

Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the corporate borrower for payment of principal and interest. If the underlying portfolios do not receive scheduled interest or principal payments on such indebtedness, the underlying portfolio's share price and yield could be adversely affected. Loans that are fully secured offer the underlying portfolios more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower's obligation, or that the collateral can be liquidated.

The underlying portfolios may invest in loan participations with credit quality comparable to that of issuers of their securities investments. Indebtedness of companies whose creditworthiness is poor involves substantially greater risks, and may be highly speculative. Some companies may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Consequently, when investing in indebtedness of companies with poor credit, the underlying portfolios bear a substantial risk of losing the entire amount invested.

Each of the underlying portfolios limits the amount of its total assets that it will invest in any one issuer or in issuers within the same industry. For purposes of these limits, the underlying portfolio generally will treat the corporate borrower as the "issuer" of indebtedness held by the underlying portfolio. In the case of loan participations where a bank or other lending institution serves as a financial intermediary between the underlying portfolio and the corporate borrower, if the participation does not shift to the underlying portfolio the direct debtor-creditor relationship with the corporate borrower, Securities and Exchange Commission ("SEC") interpretations require the underlying portfolio to treat both the lending bank or other lending institution and the corporate borrower as "issuers" for the purposes of determining whether the underlying portfolio has invested more than 5% of its total assets in a single issuer. Treating a financial intermediary as an issuer of indebtedness may restrict the underlying portfolio's ability to invest in indebtedness related to a single financial intermediary, or a group intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

Loans and other types of direct indebtedness may not be readily marketable and may be subject to restrictions on resale. In some cases, negotiations involved in disposing of indebtedness may require weeks to complete. Consequently, some indebtedness may be difficult or impossible to dispose of readily at what a sub-adviser believes to be a fair price. In addition, valuation of illiquid indebtedness involves a greater degree of judgment in determining an underlying portfolio's net asset value than if that value were based on available market quotations, and could result in significant variations in the underlying portfolio's daily share price. At the same time, some loan interests are traded among certain financial institutions and accordingly may be deemed liquid. As the market for different types of indebtedness develops, the liquidity of these instruments is expected to improve. In addition, the underlying portfolios currently intend to treat indebtedness for which there is not a readily available market as illiquid for purposes of each of the underlying portfolio's limitation or illiquid investments. Investments in loan participations are considered to debt obligations for purposes of the underlying portfolio's investment restrictions relating to the lending of funds or assets by the underlying portfolio.

Investments in loans through a direct assignment of the financial institution's interests with respect to the loan may involve additional risks to the underlying portfolios. For example, if a loan is foreclosed, the underlying portfolios could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, the underlying portfolios could be held liable as co-lender. It is unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, the underlying portfolios rely on the sub-adviser's research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the underlying portfolios.

EVENT-LINKED BONDS

Each of the underlying portfolios may invest up to 5% of its net assets in "event-linked bonds," which are fixed-income securities for which the return of principal and payment of interest is contingent on the non-occurrence of specific "trigger" event, such as a hurricane, earthquake, or other physical or weather-related phenomenon. Some event-linked bonds are commonly referred to as "catastrophe bonds." If a trigger event occurs, the underlying portfolio may lose a portion or all of its principal invested in the bond. Event-linked bonds often provide for an extension of maturity to process and audit loss claims where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. Event-linked bonds may also expose the underlying portfolio to certain unanticipated risks including credit risk, adverse regulatory or jurisdictional interpretations, and adverse tax consequences. Event-linked bonds may also be subject to liquidity risk.

MANAGEMENT OF THE TRUST





The Board Members and executive officers of the Trust are listed below. The Board governs each portfolio and is responsible for protecting the interests of the shareholders. The Board Members are experienced executives who meet periodically throughout the year to oversee the business affairs of each portfolio and the operation of the Trust by its officers. The Board also reviews the management of each portfolio's assets by the investment adviser and its respective sub-adviser. The portfolios are among the funds advised and sponsored by TAM (collectively, "Transamerica Asset Management Group"). Transamerica Asset Management Group ("TAMG") consists of Transamerica Funds, Transamerica Series Trust ("TST"), Transamerica Investors, Inc. ("TII"), Transamerica Income Shares, Inc. ("TIS"), Transamerica Partners Funds Group ("TPFG"), Transamerica Partners Funds Group II ("TPFG II"), Transamerica Partners Portfolios ("TPP"), and Transamerica Asset Allocation Variable Funds ("TAAVF") and consists of 179 portfolios as of the date of this SAI.






The mailing address of each Board Member is c/o Secretary, 570 Carillon Parkway, St. Petersburg, Florida 33716. The Board Members, their ages, their positions with the Trust, and their principal occupations for the past five years (their titles may have varied during that period), the number of funds in TAMG the Board oversees, and other board memberships they hold are set forth in the table below.



                                                   TERM OF                                             NUMBER OF
                                                    OFFICE                                              FUNDS IN
                                                     AND                                                COMPLEX
                                                  LENGTH OF                                            OVERSEEN BY
                            POSITION(s) HELD         TIME         PRINCIPAL OCCUPATION(s) DURING          BOARD          OTHER
     NAME AND AGE              WITH TRUST           SERVED*                PAST 5 YEARS                   MEMBER     DIRECTORSHIPS
-----------------------  -----------------------  ----------  ---------------------------------------  -----------  ----------------
INTERESTED BOARD MEMBER**

John K. Carter           Chairman, Board          Since 1999  Chairman and Board Member (2008 -            179           N/A
(1961)                   Member, President, and               present), President (2007 - present),
                         Chief Executive Officer              Chief Executive Officer (2006 -
                                                              present), Vice President, Secretary and
                                                              Chief Compliance Officer (2003 - 2006),
                                                              TII;

                                                              Chairman, Board Member, President and
                                                              Chief Executive Officer, TPP, TPFG,
                                                              TPFG II and TAAVF (2007 - present);

                                                              Chairman (2007 - present), Board Member
                                                              (2006 - present), President and Chief
                                                              Executive Officer (2006 - present),
                                                              Senior Vice President (1999 - 2006),
                                                              Chief Compliance Officer, General
                                                              Counsel and Secretary (1999 - 2006),
                                                              Transamerica Funds and TST;

                                                              Chairman (2007 - present), Board Member
                                                              (2006 - present), President and Chief
                                                              Executive Officer (2006 - present),
                                                              Senior Vice President (2002 - 2006),
                                                              General Counsel, Secretary and Chief
                                                              Compliance Officer (2002 - 2006), TIS;

                                                   TERM OF                                             NUMBER OF
                                                    OFFICE                                              FUNDS IN
                                                     AND                                                COMPLEX
                                                  LENGTH OF                                            OVERSEEN BY
                            POSITION(s) HELD         TIME         PRINCIPAL OCCUPATION(s) DURING          BOARD          OTHER
     NAME AND AGE              WITH TRUST           SERVED*                PAST 5 YEARS                   MEMBER     DIRECTORSHIPS
-----------------------  -----------------------  ----------  ---------------------------------------  -----------  ----------------
                                                              President and Chief Executive Officer
                                                              (2006 - present), Senior Vice President
                                                              (1999 - 2006), Director (2000 -
                                                              present), General Counsel and Secretary
                                                              (2000 - 2006), Chief Compliance Officer
                                                              (2004 - 2006), TAM;

                                                              President and Chief Executive Officer
                                                              (2006 - present), Senior Vice President
                                                              (1999 - 2006), Director (2001 -
                                                              present), General Counsel and Secretary
                                                              (2001 - 2006), Transamerica Fund
                                                              Services, Inc. ("TFS");

                                                              Vice President, AFSG Securities
                                                              Corporation (2001 - present);

                                                              Senior Vice President, General Counsel
                                                              and Secretary, Transamerica Index Funds,
                                                              Inc. ("TIF") (2002 - 2004); and

                                                              Director (2008 - present), Vice
                                                              President, Transamerica Investment
                                                              Services, Inc. ("TISI") (2003 - 2005)
                                                              and Transamerica Investment Management,
                                                              LLC ("TIM") (2001 - 2005).

INDEPENDENT BOARD MEMBERS***

Sandra N. Bane           Board Member             Since 2008  Retired, KPMG (1999 - present);              179      Big 5 Sporting
 (1952)                                                                                                             Goods (2002 -
                                                              Board Member, TII (2003 - present); and               present); AGL
                                                                                                                    Resources, Inc.
                                                              Board Member, Transamerica Funds, TST,                (energy services
                                                              TIS, TPP, TPFG, TPFG II and TAAVF (2008               holding company)
                                                              - present).                                           (2008 - present)

                                                   TERM OF                                             NUMBER OF
                                                    OFFICE                                              FUNDS IN
                                                     AND                                                COMPLEX
                                                  LENGTH OF                                            OVERSEEN BY
                            POSITION(s) HELD         TIME         PRINCIPAL OCCUPATION(s) DURING          BOARD          OTHER
     NAME AND AGE              WITH TRUST           SERVED*                PAST 5 YEARS                   MEMBER     DIRECTORSHIPS
-----------------------  -----------------------  ----------  ---------------------------------------  -----------  ----------------
Leo J. Hill              Lead Independent Board   Since 2001  Principal, Advisor Network Solutions,        179            N/A
(1956)                   Member                               LLC (business consulting) (2006 -
                                                              present);

                                                              Board Member, TST (2001 - present);

                                                              Board Member, Transamerica Funds and
                                                              TIS (2002 - present);

                                                              Board Member, TPP, TPFG, TPFG II and
                                                              TAAVF (2007 - present);

                                                              Board Member, TII (2008 - present);

                                                              Owner and President, Prestige
                                                              Automotive Group (2001 - 2005);

                                                              President, L. J. Hill & Company (1999 -
                                                              present);

                                                              Market President, Nations Bank of Sun
                                                              Coast Florida (1998 - 1999);

                                                              President and Chief Executive Officer,
                                                              Barnett Banks of Treasure Coast Florida
                                                              (1994 - 1998);

                                                              Executive Vice President and Senior
                                                              Credit Officer, Barnett Banks of
                                                              Jacksonville, Florida (1991 - 1994);
                                                              and

                                                              Senior Vice President and Senior Loan
                                                              Administration Officer, Wachovia Bank
                                                              of Georgia (1976 - 1991).

Neal M. Jewell           Board Member             Since 2007  Retired (2004 - present);                    179            N/A
(1935)

                                                              Board Member, TPP, TPFG, TPFG II and
                                                              TAAVF (1993 - present);

                                                   TERM OF                                             NUMBER OF
                                                    OFFICE                                              FUNDS IN
                                                     AND                                                COMPLEX
                                                  LENGTH OF                                            OVERSEEN BY
                            POSITION(s) HELD         TIME         PRINCIPAL OCCUPATION(s) DURING          BOARD          OTHER
     NAME AND AGE              WITH TRUST           SERVED*                PAST 5 YEARS                   MEMBER     DIRECTORSHIPS
-----------------------  -----------------------  ----------  ---------------------------------------  -----------  ----------------
                                                              Board Member, Transamerica Funds, TST
                                                              and TIS (2007 - present);

                                                              Board Member, TII (2008 - present); and

                                                              Independent Trustee, EAI Select
                                                              Managers Equity Fund (a mutual fund)
                                                              (1996 - 2004).

Russell A. Kimball, Jr.  Board Member             Since 2002  General Manager, Sheraton Sand Key           179            N/A
(1944)                                                        Resort (1975 - present);

                                                              Board Member, TST (2002 - present);

                                                              Board Member, Transamerica Funds (1986
                                                              - 1990), (2002 - present);

                                                              Board Member, TIS (2002 - present);

                                                              Board Member, TPP, TPFG, TPFG II and
                                                              TAAVF (2007 - present); and

                                                              Board Member, TII (2008 - present).

Eugene M. Mannella       Board Member             Since 2007  Chief Executive Officer, HedgeServ           179            N/A
(1954)                                                        Corporation (hedge fund administration)
                                                              (2008 - present);

                                                              Self-employed consultant (2006 -
                                                              present);

                                                              President, ARAPAHO Partners LLC
                                                              (limited purpose broker-dealer) (1998 -
                                                              2008);

                                                              Board Member, TPP, TPFG, TPFG II and
                                                              TAAVF (1994 - present);

                                                              Board Member, Transamerica Funds, TST
                                                              and TIS (2007 - present);

                                                   TERM OF                                            NUMBER OF
                                                    OFFICE                                             FUNDS IN
                                                     AND                                               COMPLEX
                                                  LENGTH OF                                           OVERSEEN BY
                            POSITION(s) HELD         TIME         PRINCIPAL OCCUPATION(s) DURING         BOARD        OTHER
     NAME AND AGE              WITH TRUST           SERVED*                PAST 5 YEARS                  MEMBER    DIRECTORSHIPS
-----------------------  -----------------------  ----------  --------------------------------------  -----------  -------------
                                                              Board Member, TII (2008 - present);
                                                              and

                                                              President, International Fund Services
                                                              (alternative asset administration)
                                                              (1993 - 2005).

Norman R. Nielsen        Board Member             Since 2006  Retired (2005 - present);                    179     Buena Vista
(1939)                                                                                                             University Board
                                                                                                                   of Trustees
                                                              Board Member, Transamerica Funds, TST                (2004 - present)
                                                              and TIS (2006 - present);

                                                              Board Member, TPP, TPFG, TPFG II and
                                                              TAAVF (2007 - present);

                                                              Board Member, TII (2008 - present);

                                                              Director, Iowa Student Loan Service
                                                              Corporation (2006 - present);

                                                              Director, League for Innovation in the
                                                              Community Colleges (1985 - 2005);

                                                              Director, Iowa Health Systems (1994 -
                                                              2003);

                                                              Director, U.S. Bank (1987 - 2006); and

                                                              President, Kirkwood Community College
                                                              (1985 - 2005).

Joyce G. Norden          Board Member             Since 2007  Retired (2004 - present);                    179     Board of
(1939)                                                                                                             Governors,
                                                                                                                   Reconstructionist
                                                              Board Member, TPFG, TPFG II and TAAVF                Rabbinical
                                                              (1993 - present);                                    College (2007 -
                                                                                                                   present)
                                                              Board Member, TPP (2002 - present);

                                                              Board Member, Transamerica Funds, TST
                                                              and TIS (2007 - present);

                                                   TERM OF                                             NUMBER OF
                                                    OFFICE                                              FUNDS IN
                                                     AND                                                COMPLEX
                                                  LENGTH OF                                            OVERSEEN BY
                            POSITION(s) HELD         TIME         PRINCIPAL OCCUPATION(s) DURING          BOARD          OTHER
     NAME AND AGE              WITH TRUST           SERVED*                PAST 5 YEARS                   MEMBER     DIRECTORSHIPS
-----------------------  -----------------------  ----------  ---------------------------------------  -----------  ----------------
                                                              Board Member, TII (2008 - present); and

                                                              Vice President, Institutional
                                                              Advancement, Reconstructionist
                                                              Rabbinical College (1996 - 2004).

Patricia L. Sawyer       Board Member             Since 2007  Retired (2007 - present);                    179            N/A
(1950)

                                                              President/Founder, Smith & Sawyer LLC
                                                              (management consulting) (1989 - 2007);

                                                              Board Member, Transamerica Funds, TST
                                                              and TIS (2007 - present);

                                                              Board Member, TII (2008 - present);

                                                              Board Member, TPP, TPFG, TPFG II and
                                                              TAAVF (1993 - present);

                                                              Vice President, American Express
                                                              (1987 - 1989);

                                                              Vice President, The Equitable (1986 -
                                                              1987); and

                                                              Strategy Consultant, Booz, Allen &
                                                              Hamilton (1982 - 1986).

John W. Waechter         Board Member             Since 2004  Attorney, Englander & Fischer, P.A.          179
(1952)                                                        (2008 - present);                                     Operation PAR,
                                                                                                                    Inc. (2008 -
                                                                                                                    present); West
                                                              Retired (2004 - 2008);                                Central Florida
                                                                                                                    Council - Boy
                                                              Board Member, TST and TIS (2004 -                     Scouts of
                                                              present);                                             America (2008 -
                                                                                                                    present)

                                                              Board Member, Transamerica Funds (2005
                                                              - present);

                                                              Board Member, TPP, TPFG, TPFG II and
                                                              TAAVF (2007 - present);

                                                   TERM OF                                             NUMBER OF
                                                    OFFICE                                              FUNDS IN
                                                     AND                                                COMPLEX
                                                  LENGTH OF                                            OVERSEEN BY
                            POSITION(s) HELD         TIME         PRINCIPAL OCCUPATION(s) DURING          BOARD          OTHER
     NAME AND AGE              WITH TRUST           SERVED*                PAST 5 YEARS                   MEMBER     DIRECTORSHIPS
-----------------------  -----------------------  ----------  ---------------------------------------  -----------  ----------------
                                                              Board Member, TII (2008 - present);

                                                              Employee, RBC Dain Rauscher (securities
                                                              dealer) (2004);

                                                              Executive Vice President, Chief
                                                              Financial Officer and Chief Compliance
                                                              Officer, William R. Hough & Co.
                                                              (securities dealer) (1979 - 2004); and

                                                              Treasurer, The Hough Group of Funds
                                                              (1993 - 2004).



* Each Board Member shall hold office until: 1) his or her successor is elected and qualified or 2) he or she resigns, retires or his or her term as a Board Member is terminated in accordance with the Trust's Declaration of Trust.



**    May be deemed an "interested person" (as that term is defined in the 1940
      Act) of the Trust because of his employment with TAM or an affiliate of TAM.



*** Independent Board Member means a Board Member who is not an "interested person" (as defined under the 1940 Act) of the Trust.

OFFICERS


The mailing address of each officer is c/o Secretary of the Funds, 570 Carillon Parkway, St. Petersburg, Florida 33716. The following table shows information about the officers, including their ages, their positions held with the Trust and their principal occupations during the past five years (their titles may have varied during that period). Each officer will hold office until his or her successor has been duly elected or appointed or until his or her earlier death, resignation or removal.



                                                       TERM OF
                                                     OFFICE AND
                                                      LENGTH OF                     PRINCIPAL OCCUPATION(S) OR
     NAME AND AGE                  POSITION         TIME SERVED*                  EMPLOYMENT DURING PAST 5 YEARS
     ------------                  --------         ------------                  -------------------------------
John K. Carter               Chairman, Board       Since 1999       See the table above.
(1961)                       Member, President,
                             and Chief Executive
                             Officer

Dennis P. Gallagher          Vice President,       Since 2006       Vice President, General Counsel and Secretary, TII,
(1970)                       General Counsel and                    Transamerica Funds, TST and TIS (2006 - present);
                             Secretary
                                                                    Vice President, General Counsel and Secretary, TPP, TPFG,
                                                                    TPFG II and TAAVF (2007 - present);

                                                                    Director, Senior Vice President, General Counsel and
                                                                    Secretary, TAM and TFS (2006 - present);

                                                                    Assistant Vice President, TCI (2007 - present); and

                                                                    Director, Deutsche Asset Management (1998 - 2006).

Joseph P. Carusone           Vice President,       Since 2007       Vice President, Treasurer and Principal Financial Officer,
(1965)                       Treasurer and                          Transamerica Funds, TST, TIS and TII (2007 - present);
                             Principal Financial
                             Officer                                Vice President (2007 - present), Treasurer and Principal
                                                                    Financial Officer (2001 - present), TPP, TPFG, TPFG II and
                                                                    TAAVF;

                                                                    Senior Vice President, TAM and TFS (2007 - present);

                                                                    Senior Vice President (2008 - present), Vice President
                                                                    (2001 - 2008), Diversified Investment Advisors, Inc.
                                                                    ("DIA");

                                                       TERM OF
                                                     OFFICE AND
                                                      LENGTH OF                     PRINCIPAL OCCUPATION(S) OR
     NAME AND AGE                  POSITION         TIME SERVED*                  EMPLOYMENT DURING PAST 5 YEARS
     ------------                  --------         ------------                  -------------------------------
                                                                    Director and President, Diversified Investors Securities
                                                                    Corp. ("DISC") (2007 - present);

                                                                    Director, Transamerica Financial Life Insurance Company
                                                                    ("TFLIC") (2004 - present); and

                                                                    Treasurer, Diversified Actuarial Services, Inc. (2002 -
                                                                    present).

Christopher A. Staples       Vice President and    Since 2005       Vice President and Chief Investment Officer (2007 -
(1970)                       Chief Investment                       present); Vice President - Investment Administration
                             Officer                                (2005 - 2007), TII;

                                                                    Vice President and Chief Investment Officer (2007 -
                                                                    present), Senior Vice President - Investment Management
                                                                    (2006 - 2007), Vice President - Investment Management
                                                                    (2005 - 2006), Transamerica Funds, TST and TIS;

                                                                    Vice President and Chief Investment Officer, TPP, TPFG,
                                                                    TPFG II and TAAVF (2007 - present);

                                                                    Director (2005 - present), Senior Vice President -
                                                                    Investment Management (2006 - present) and Chief
                                                                    Investment Officer (2007 - present), TAM;

                                                                    Director, TFS (2005 - present); and

                                                                    Assistant Vice President, Raymond James & Associates
                                                                    (1999 - 2004).

Rick B. Resnik               Vice President,       Since 2008       Chief Compliance Officer, TPP, TPFG, TPFG II and TAAVF
(1967)                       Chief Compliance                       (2004 - present);
                             Officer and
                             Conflicts of                           Chief Compliance Officer, Transamerica Funds, TST, TIS
                             Interest Officer                       and TII (2008 - present); Vice President and Conflicts of
                                                                    Interest Officer, TPP, TPFG, TPFG II, TAAVF, Transamerica
                                                                    Funds, TST, TIS and TII (2008 - present);

                                                                    Senior Vice President and Chief Compliance Officer, TAM
                                                                    (2008 - present);

                                                                    Senior Vice President, TFS (2008 - present);

                                                       TERM OF
                                                     OFFICE AND
                                                      LENGTH OF                     PRINCIPAL OCCUPATION(S) OR
     NAME AND AGE                  POSITION         TIME SERVED*                  EMPLOYMENT DURING PAST 5 YEARS
     ------------                  --------         ------------                  -------------------------------
                                                                    Vice President and Chief Compliance Officer, DIA (2004 -
                                                                    present); with DIA since 1988;

                                                                    Director (1999 - present), Vice President and Chief
                                                                    Compliance Officer (1996 - present), DISC;

                                                                    Assistant Vice President, TFLIC (1999 - present); and

                                                                    Chief Compliance Officer, Transamerica Partners Variable
                                                                    Funds (2004 - present).

Robert A. DeVault, Jr.       Assistant Treasurer   Since 2009       Assistant Treasurer, Transamerica Funds, TST, TIS, TII,
(1965)                                                              TPP, TPFG, TPFG II and TAAVF (January 2009 - present); and

                                                                    Assistant Vice President (2007 - present) and Manager,
                                                                    Fund Administration (2002 - 2007), TFS.

Suzanne Valerio- Montemurro  Assistant Treasurer   Since 2007       Assistant Treasurer, Transamerica Funds, TST, TIS, TII,
(1964)                                                              TPP, TPFG, TPFG II and TAAVF (2007 - present); and

                                                                    Vice President, DIA (1998 - present).

Sarah L. Bertrand            Assistant Secretary   Since 2009       Assistant Secretary, Transamerica Funds, TST, TIS, TII,
(1967)                                                              TPP, TPFG, TPFG II and TAAVF (January 2009 - present);

                                                                    Assistant Vice President and Manager, Legal
                                                                    Administration, TAM and TFS (2007 - present);

                                                                    Assistant Secretary and Chief Compliance Officer, 40|86
                                                                    Series Trust and 40|86 Strategic Income Fund (2000 - 2007); and

                                                                    Second Vice President and Assistant Secretary, Legal and
                                                                    Compliance, 40|86 Capital Management, Inc. (1994 - 2007).

Timothy J. Bresnahan         Assistant Secretary   Since 2009       Assistant Secretary, Transamerica Funds, TST, TIS, TII,
(1968)                                                              TPP, TPFG, TPFG II and TAAVF (January 2009 - present);

                                                                    Counsel, TAM (2008 - present);

                                                       TERM OF
                                                     OFFICE AND
                                                      LENGTH OF                     PRINCIPAL OCCUPATION(S) OR
     NAME AND AGE                  POSITION         TIME SERVED*                  EMPLOYMENT DURING PAST 5 YEARS
     ------------                  --------         ------------                  -------------------------------
                                                                    Counsel (contract), Massachusetts Financial Services,
                                                                    Inc. (2007);

                                                                    Assistant Counsel, BISYS Fund Services Ohio, Inc. (2005 -
                                                                    2007); and

                                                                    Associate, Greenberg Traurig, P.A. (2004 - 2005).

Richard E. Shield, Jr.       Tax Officer           Since 2008       Tax Officer, Transamerica Funds, TST, TIS, TII, TPP,
(1974)                                                              TPFG, TPFG II and TAAVF (2008 - present);

                                                                    Tax Manager, Jeffrey P. McClanathan, CPA (2006 - 2007)
                                                                    and Gregory, Sharer & Stuart (2005 - 2006);

                                                                    Tax Senior, Kirkland, Russ, Murphy & Tapp, P.A. (2003 -
                                                                    2005); and

                                                                    Certified Public Accountant, Schultz, Chaipel & Co., LLP
                                                                    (1998 - 2003).



* Elected and serves at the pleasure of the Board of the Trust.


If an officer has held offices for different funds for different periods of time, the earliest applicable date is shown. No officer of the Trust, except for the Chief Compliance Officer, receives any compensation from the Trust.













COMMITTEES OF THE BOARD


The Board Members are responsible for major decisions relating to a portfolio's objective, policies and techniques. They review investment decisions, although they do not actively participate on a regular basis in making such decisions. The Board has the following standing committees each of which performs specialized functions: an Audit Committee and a Nominating Committee.

                                                                                                                  NUMBER OF
                                                                                                                  MEETINGS
                                                                                                                 HELD DURING
                                                                                                                 LAST FISCAL
                                                                                                                    YEAR
  COMMITTEE                                 FUNCTIONS                                MEMBERS                     12/31/2008
-------------                             -------------                            -----------                   -----------
AUDIT                   The Audit Committee (1) oversees the accounting and     John W. Waechter,                    3
                        reporting policies and practices of the Trust; (2)      Chairperson
                        oversees the quality and integrity of the financial     Sandra N. Bane
                        statements of the Trust; (3) approves, prior to         Leo J. Hill
                        appointment, the engagement of the Trust's              Neal M. Jewell
                        independent auditors; and (4) reviews and evaluates     Russell A. Kimball, Jr.
                        the independent auditors' qualifications,               Eugene M. Mannella
                        independence and performance.  The independent          Norman R. Nielsen
                        auditors for the Trust shall report directly to the     Joyce G. Norden
                        Audit Committee.                                        Patricia L. Sawyer

NOMINATING              The primary purposes and responsibilities of the        Patricia L. Sawyer,                   0
                        Committee are to (i) identify individuals               Chairperson
                        qualified to become members of the Board in the         Sandra N. Bane
                        event that a position is vacated or created, (ii)       Leo J. Hill
                        consider all candidates proposed to become              Neal M. Jewell
                        members of the Board, subject to the procedures         Russell A. Kimball, Jr.
                        and policies set forth in this Charter or               Eugene M. Mannella
                        resolutions of the Board, (iii) select and              Norman R. Nielsen
                        nominate, or recommend for nomination by the            Joyce G. Norden
                        Board, candidates for election as Board Members         John W. Waechter
                        and (iv) set any necessary standards or
                        qualifications for service on the Board.

                        1.

                        Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Secretary, 570
                        Carillon Parkway, St. Petersburg, Florida 33716.

TRUSTEE OWNERSHIP OF EQUITY SECURITIES


The table below gives the dollar range of shares of the Trust, as well as the aggregate dollar range of shares of all funds/portfolios in the Transamerica Asset Management Group owned by each Trustee as of December 31, 2008.



                                DOLLAR RANGE OF EQUITY                                                 DOLLAR RANGE OF EQUITY
                              SECURITIES IN TRANSAMERICA            DOLLAR RANGE OF EQUITY        SECURITIES IN TRANSAMERICA ASSET
                                AMERICAN CENTURY LARGE         SECURITIES IN TRANSAMERICA ASSET             ALLOCATION -
   NAME OF TRUSTEE                 COMPANY VALUE VP              ALLOCATION - CONSERVATIVE VP                 GROWTH VP
   ---------------            --------------------------       --------------------------------   --------------------------------
John K. Carter*                          None                                None                               None
Sandra N. Bane                           None                                None                               None
Leo J. Hill                              None                                None                               None
Neal M. Jewell                           None                                None                               None
Russell A. Kimball, Jr.                  None                                None                               None
Eugene M. Mannella                       None                                None                               None
Norman R. Nielsen                        None                                None                               None
Joyce G. Norden                          None                                None                               None
Patricia L. Sawyer                       None                                None                               None
John W. Waechter                         None                                None                               None



                                                                    DOLLAR RANGE OF EQUITY
                                DOLLAR RANGE OF EQUITY         SECURITIES IN TRANSAMERICA ASSET        DOLLAR RANGE OF EQUITY
                              SECURITIES IN TRANSAMERICA         ALLOCATION - MODERATE GROWTH        SECURITIES IN TRANSAMERICA
   NAME OF TRUSTEE          ASSET ALLOCATION - MODERATE VP                    VP                             BALANCED VP
   ---------------          ------------------------------     --------------------------------      --------------------------
John K. Carter*                          None                                None                               None
Sandra N. Bane                           None                                None                               None
Leo J. Hill                              None                                None                               None
Neal M. Jewell                           None                                None                               None
Russell A. Kimball, Jr.                  None                                None                               None
Eugene M. Mannella                       None                                None                               None
Norman R. Nielsen                        None                                None                               None
Joyce G. Norden                          None                                None                               None
Patricia L. Sawyer                       None                                None                               None
John W. Waechter                         None                                None                               None



                                DOLLAR RANGE OF EQUITY                                                 DOLLAR RANGE OF EQUITY
                              SECURITIES IN TRANSAMERICA           DOLLAR RANGE OF EQUITY                    SECURITIES
                               BLACKROCK LARGE CAP VALUE         SECURITIES IN TRANSAMERICA          IN TRANSAMERICA CONVERTIBLE
   NAME OF TRUSTEE                        VP                      CAPITAL GUARDIAN VALUE VP                 SECURITIES VP
   ---------------            --------------------------         --------------------------          ---------------------------
John K. Carter*                          None                               None                                None
Sandra N. Bane                           None                               None                                None
Leo J. Hill                              None                               None                                None
Neal M. Jewell                           None                               None                                None
Russell A. Kimball, Jr.                  None                               None                                None
Eugene M. Mannella                       None                               None                                None
Norman R. Nielsen                        None                               None                                None
Joyce G. Norden                          None                               None                                None
Patricia L. Sawyer                       None                               None                                None
John W. Waechter                         None                               None                                None



                                 DOLLAR RANGE OF EQUITY
                               SECURITIES IN TRANSAMERICA           DOLLAR RANGE OF EQUITY              DOLLAR RANGE OF EQUITY
                               CLARION GLOBAL REAL ESTATE         SECURITIES IN TRANSAMERICA          SECURITIES IN TRANSAMERICA
   NAME OF TRUSTEE                   SECURITIES VP                   EFFICIENT MARKETS VP                     EQUITY VP
   ---------------             --------------------------         --------------------------          --------------------------
John K. Carter*                           None                               None                                None
Sandra N. Bane                            None                               None                                None
Leo J. Hill                               None                               None                                None
Neal M. Jewell                            None                               None                                None
Russell A. Kimball, Jr.                   None                               None                                None
Eugene M. Mannella                        None                               None                                None
Norman R. Nielsen                         None                               None                                None
Joyce G. Norden                           None                               None                                None
Patricia L. Sawyer                        None                               None                                None
John W. Waechter                          None                               None                                None

                                                                    DOLLAR RANGE OF EQUITY
                                 DOLLAR RANGE OF EQUITY           SECURITIES IN TRANSAMERICA            DOLLAR RANGE OF EQUITY
                               SECURITIES IN TRANSAMERICA        FEDERATED MARKET OPPORTUNITY         SECURITIES IN TRANSAMERICA
   NAME OF TRUSTEE                    EQUITY II VP                            VP                       GROWTH OPPORTUNITIES VP
   ---------------             --------------------------        ----------------------------         --------------------------
John K. Carter*                           None                               None                                None
Sandra N. Bane                            None                               None                                None
Leo J. Hill                               None                               None                                None
Neal M. Jewell                            None                               None                                None
Russell A. Kimball, Jr.                   None                               None                                None
Eugene M. Mannella                        None                               None                                None
Norman R. Nielsen                         None                               None                                None
Joyce G. Norden                           None                               None                                None
Patricia L. Sawyer                        None                               None                                None
John W. Waechter                          None                               None                                None






                                                                                                        DOLLAR RANGE OF EQUITY
                                 DOLLAR RANGE OF EQUITY             DOLLAR RANGE OF EQUITY            SECURITIES IN TRANSAMERICA
                               SECURITIES IN TRANSAMERICA         SECURITIES IN TRANSAMERICA        INTERNATIONAL MODERATE GROWTH
   NAME OF TRUSTEE                    INDEX 50 VP                         INDEX 75 VP                             VP
   ---------------             --------------------------         --------------------------        -----------------------------
John K. Carter*                           None                               None                                None
Sandra N. Bane                            None                               None                                None
Leo J. Hill                               None                               None                                None
Neal M. Jewell                            None                               None                                None
Russell A. Kimball, Jr.                   None                               None                                None
Eugene M. Mannella                        None                               None                                None
Norman R. Nielsen                         None                               None                                None
Joyce G. Norden                           None                               None                                None
Patricia L. Sawyer                        None                               None                                None
John W. Waechter                          None                               None                                None



                                DOLLAR RANGE OF EQUITY              DOLLAR RANGE OF EQUITY             DOLLAR RANGE OF EQUITY
                              SECURITIES IN TRANSAMERICA          SECURITIES IN TRANSAMERICA           SECURITIES TRANSAMERICA
   NAME OF TRUSTEE                JENNISON GROWTH VP                JPMORGAN CORE BOND VP            JPMORGAN ENHANCED INDEX VP
   ---------------            --------------------------          --------------------------         --------------------------
John K. Carter*                          None                                None                               None
Sandra N. Bane                           None                                None                               None
Leo J. Hill                              None                                None                               None
Neal M. Jewell                           None                                None                               None
Russell A. Kimball, Jr.                  None                                None                               None
Eugene M. Mannella                       None                                None                               None
Norman R. Nielsen                        None                                None                               None
Joyce G. Norden                          None                                None                               None
Patricia L. Sawyer                       None                                None                               None
John W. Waechter                         None                                None                               None



                                 DOLLAR RANGE OF EQUITY             DOLLAR RANGE OF EQUITY             DOLLAR RANGE OF EQUITY
                               SECURITIES IN TRANSAMERICA       SECURITIES IN TRANSAMERICA LEGG      SECURITIES IN TRANSAMERICA
   NAME OF TRUSTEE             JPMORGAN MID CAP VALUE VP           MASON PARTNERS ALL CAP VP             MARSICO GROWTH VP
   ---------------             --------------------------       -------------------------------      --------------------------
John K. Carter*                           None                               None                               None
Sandra N. Bane                            None                               None                               None
Leo J. Hill                               None                               None                               None
Neal M. Jewell                            None                               None                               None
Russell A. Kimball, Jr.                   None                               None                               None
Eugene M. Mannella                        None                               None                               None
Norman R. Nielsen                         None                               None                               None
Joyce G. Norden                           None                               None                               None
Patricia L. Sawyer                        None                               None                               None
John W. Waechter                          None                               None                               None

                                 DOLLAR RANGE OF EQUITY            DOLLAR RANGE OF EQUITY           DOLLAR RANGE OF EQUITY
                             SECURITIES IN TRANSAMERICA MFS    SECURITIES IN TRANSAMERICA MFS     SECURITIES IN TRANSAMERICA
   NAME OF TRUSTEE                   HIGH YIELD VP                INTERNATIONAL EQUITY VP               MONEY MARKET VP
   ---------------           ------------------------------    ------------------------------     --------------------------
John K. Carter*                           None                              None                             None
Sandra N. Bane                            None                              None                             None
Leo J. Hill                               None                              None                             None
Neal M. Jewell                            None                              None                             None
Russell A. Kimball, Jr.                   None                              None                             None
Eugene M. Mannella                        None                              None                             None
Norman R. Nielsen                         None                              None                             None
Joyce G. Norden                           None                              None                             None
Patricia L. Sawyer                        None                              None                             None
John W. Waechter                          None                              None                             None



                           DOLLAR RANGE OF EQUITY SECURITIES       DOLLAR RANGE OF EQUITY           DOLLAR RANGE OF EQUITY
                              IN TRANSAMERICA MUNDER NET50       SECURITIES IN TRANSAMERICA         SECURITIES TRANSAMERICA
   NAME OF TRUSTEE                         VP                       PIMCO TOTAL RETURN VP           SCIENCE & TECHNOLOGY VP
   ---------------         ---------------------------------     --------------------------         -----------------------
John K. Carter*                           None                              None                             None
Sandra N. Bane                            None                              None                             None
Leo J. Hill                               None                              None                             None
Neal M. Jewell                            None                              None                             None
Russell A. Kimball, Jr.                   None                              None                             None
Eugene M. Mannella                        None                              None                             None
Norman R. Nielsen                         None                              None                             None
Joyce G. Norden                           None                              None                             None
Patricia L. Sawyer                        None                              None                             None
John W. Waechter                          None                              None                             None



                            DOLLAR RANGE OF EQUITY SECURITIES      DOLLAR RANGE OF EQUITY           DOLLAR RANGE OF EQUITY
                              IN TRANSAMERICA SMALL/MID CAP     SECURITIES IN TRANSAMERICA T.    SECURITIES IN TRANSAMERICA T.
   NAME OF TRUSTEE                      VALUE VP                 ROWE PRICE EQUITY INCOME VP      ROWE PRICE GROWTH STOCK VP
   ---------------          ---------------------------------   -----------------------------    -----------------------------
John K. Carter*                           None                              None                             None
Sandra N. Bane                            None                              None                             None
Leo J. Hill                               None                              None                             None
Neal M. Jewell                            None                              None                             None
Russell A. Kimball, Jr.                   None                              None                             None
Eugene M. Mannella                        None                              None                             None
Norman R. Nielsen                         None                              None                             None
Joyce G. Norden                           None                              None                             None
Patricia L. Sawyer                        None                              None                             None
John W. Waechter                          None                              None                             None



                            DOLLAR RANGE OF EQUITY SECURITIES  DOLLAR RANGE OF EQUITY SECURITIES     DOLLAR RANGE OF EQUITY
                              IN TRANSAMERICA T. ROWE PRICE        IN TRANSAMERICA TEMPLETON         SECURITIES TRANSAMERICA
   NAME OF TRUSTEE                    SMALL CAP VP                         GLOBAL VP                     THIRD AVENUE VP
   ---------------          ---------------------------------  ---------------------------------     -----------------------
John K. Carter*                           None                               None                             None
Sandra N. Bane                            None                               None                             None
Leo J. Hill                               None                               None                             None
Neal M. Jewell                            None                               None                             None
Russell A. Kimball, Jr.                   None                               None                             None
Eugene M. Mannella                        None                               None                             None
Norman R. Nielsen                         None                               None                             None
Joyce G. Norden                           None                               None                             None
Patricia L. Sawyer                        None                               None                             None
John W. Waechter                          None                               None                             None

                                                                                                   DOLLAR RANGE OF EQUITY
                                 DOLLAR RANGE OF EQUITY           DOLLAR RANGE OF EQUITY       SECURITIES IN TRANSAMERICA VAN
                            SECURITIES IN TRANSAMERICA U.S.     SECURITIES IN TRANSAMERICA       KAMPEN ACTIVE INTERNATIONAL
   NAME OF TRUSTEE              GOVERNMENT SECURITIES VP             VALUE BALANCED VP                  ALLOCATION VP
   ---------------          -------------------------------     --------------------------     -------------------------------
John K. Carter*                           None                             None                             None
Sandra N. Bane                            None                             None                             None
Leo J. Hill                               None                             None                             None
Neal M. Jewell                            None                             None                             None
Russell A. Kimball, Jr.                   None                             None                             None
Eugene M. Mannella                        None                             None                             None
Norman R. Nielsen                         None                             None                             None
Joyce G. Norden                           None                             None                             None
Patricia L. Sawyer                        None                             None                             None
John W. Waechter                          None                             None                             None



                                                                                                  AGGREGATE DOLLAR RANGE OF
                                 DOLLAR RANGE OF EQUITY           DOLLAR RANGE OF EQUITY            EQUITY SECURITIES IN
                             SECURITIES IN TRANSAMERICA VAN   SECURITIES IN TRANSAMERICA VAN         TRANSAMERICA ASSET
  NAME OF TRUSTEE               KAMPEN LARGE CAP CORE VP         KAMPEN MID-CAP GROWTH VP             MANAGEMENT GROUP
  ---------------            ------------------------------   ------------------------------      -------------------------
John K. Carter*                           None                             None                         Over $100,000
Sandra N. Bane                            None                             None                             None
Leo J. Hill                               None                             None                         Over $100,000
Neal M. Jewell                            None                             None                         Over $100,000
Russell A. Kimball, Jr.                   None                             None                         Over $100,000
Eugene M. Mannella                        None                             None                             None
Norman R. Nielsen                         None                             None                         Over $100,000
Joyce G. Norden                           None                             None                             None
Patricia L. Sawyer                        None                             None                             None
John W. Waechter                          None                             None                         Over $100,000


* "Interested person" under the 1940 Act by virtue of his position with TAM and its affiliates.


Note: Transamerica Strategic Selection Fund had not commenced operations prior to this SAI.



Note: Transamerica BlackRock Tactical Allocation VP, Transamerica BlackRock
      Global Allocation VP, Transamerica ProFund UltraBear VP, Transamerica Foxhall Global Conservative VP, Transamerica Foxhall Emerging Markets/Pacific Rim VP, Transamerica Foxhall Global Growth VP, Transamerica Foxhall Global Hard Asset VP, Transamerica Hanlon Balanced VP, Transamerica Hanlon Growth VP, Transamerica Hanlon Growth and Income VP, and Transamerica Hanlon Managed Income VP had not commenced operations prior to this SAI.



As of December 31, 2008, none of the Independent Trustees or their immediate family members owned beneficially or of record any securities of the Adviser, sub-advisers or Distributor of the portfolios, or in a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Adviser, sub-advisers or Distributor of the portfolios.


Independent Trustees receive a total annual retainer fee of $124,000 from the funds/portfolios that make up the Transamerica Asset Management Group, as well as total fees of $8,800 per meeting (assumes five meetings annually), of which the Trust pays a pro rata share allocable to each series of TST based on the relative assets of the series. The Lead Independent Chairperson of the Board also receives an additional retainer of $40,000 per year. The Audit Committee Chairperson receives an additional retainer of $15,000 per year. The Trust also pays a pro rata share allocable to each series of Transamerica Series Trust based on the relative assets of the series for the Lead Independent Chairperson and Audit Committee Chairperson retainers. Any fees and expenses paid to Trustees who are affiliates of TAM or TCI are paid by TAM and/or TCI and not by the Trust.


Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated April 3, 2008 (the "Deferred Compensation Plan"), available to the Trustees, compensation may be deferred that would otherwise be payable by the Trust to an Independent Trustee on a current basis for services rendered as Trustee. Deferred compensation amounts will accumulate based on the value of Class A (or comparable) shares of a series of Transamerica Funds (without imposition of sales charge), investment options under Transamerica Partners Funds Group II, or funds of Transamerica Investors, Inc. ("Premier") as elected by the Trustee.


Amounts deferred and accrued under the Deferred Compensation Plan are unfunded and unsecured claims against the general assets of the Trust.

COMPENSATION TABLE


The following table provides compensation amounts paid to Independent Trustees of the portfolios for the fiscal year ended December 31, 2008.



                                      AGGREGATE COMPENSATION FROM
                                         TRANSAMERICA AMERICAN          AGGREGATE COMPENSATION       AGGREGATE COMPENSATION FROM
                                         CENTURY LARGE COMPANY         FROM TRANSAMERICA ASSET     TRANSAMERICA ASSET ALLOCATION -
    NAME OF TRUSTEE                            VALUE VP              ALLOCATION - CONSERVATIVE VP             GROWTH VP
    ---------------                   ---------------------------    ----------------------------  -------------------------------
Sandra B, Bane                                   $  919                         $2,420                          $3,008
Leo J. Hill                                      $1,126                         $2,964                          $3,684
Neal M. Jewell                                   $1,394                         $3,670                          $4,562
Russell A. Kimball, Jr.                          $1,126                         $2,964                          $3,684
Eugene M. Mannella                               $1,126                         $2,964                          $3,684
Norman R. Nielsen                                $1,126                         $2,964                          $3,684
Joyce G. Norden                                  $1,126                         $2,964                          $3,684
Patricia L. Sawyer                               $1,227                         $3,229                          $4,013
John W. Waechter                                 $1,126                         $2,964                          $3,684



                                                                        AGGREGATE COMPENSATION
                                      AGGREGATE COMPENSATION FROM       FROM TRANSAMERICA ASSET
                                     TRANSAMERICA ASSET ALLOCATION       ALLOCATION - MODERATE        AGGREGATE COMPENSATION FROM
    NAME OF TRUSTEE                          - MODERATE VP                     GROWTH VP               TRANSAMERICA BALANCED VP
    ---------------                  -----------------------------      -----------------------       ---------------------------
Sandra B, Bane                                   $6,199                         $10,130                           $180
Leo J. Hill                                      $7,593                         $12,407                           $221
Neal M. Jewell                                   $9,401                         $15,361                           $274
Russell A. Kimball, Jr.                          $7,593                         $12,407                           $221
Eugene M. Mannella                               $7,593                         $12,407                           $221
Norman R. Nielsen                                $7,593                         $12,407                           $221
Joyce G. Norden                                  $7,593                         $12,407                           $221
Patricia L. Sawyer                               $8,271                         $13,515                           $241
John W. Waechter                                 $7,593                         $12,407                           $221



                                      AGGREGATE COMPENSATION FROM       AGGREGATE COMPENSATION        AGGREGATE COMPENSATION FROM
                                        TRANSAMERICA BLACKROCK         FROM TRANSAMERICA CAPITAL      TRANSAMERICA CLARION GLOBAL
    NAME OF TRUSTEE                       LARGE CAP VALUE VP               GUARDIAN VALUE VP           REAL ESTATE SECURITIES VP
    ---------------                   ---------------------------      -------------------------      ---------------------------
Sandra B, Bane                                   $1,833                          $1,569                          $1,241
Leo J. Hill                                      $2,245                          $1,922                          $1,521
Neal M. Jewell                                   $2,779                          $2,380                          $1,883
Russell A. Kimball, Jr.                          $2,245                          $1,922                          $1,521
Eugene M. Mannella                               $2,245                          $1,922                          $1,521
Norman R. Nielsen                                $2,245                          $1,922                          $1,521
Joyce G. Norden                                  $2,245                          $1,922                          $1,521
Patricia L. Sawyer                               $2,445                          $2,094                          $1,656
John W. Waechter                                 $2,245                          $1,922                          $1,521



                                      AGGREGATE COMPENSATION FROM       AGGREGATE COMPENSATION
                                       TRANSAMERICA CONVERTIBLE       FROM TRANSAMERICA EFFICIENT     AGGREGATE COMPENSATION FROM
    NAME OF TRUSTEE                          SECURITIES VP                    MARKETS VP                TRANSAMERICA EQUITY VP
    ---------------                   ---------------------------     ---------------------------     ---------------------------
Sandra B, Bane                                    $533                            $0                             $5,379
Leo J. Hill                                       $653                            $0                             $6,588
Neal M. Jewell                                    $809                            $0                             $8,157
Russell A. Kimball, Jr.                           $653                            $0                             $6,588
Eugene M. Mannella                                $653                            $0                             $6,588
Norman R. Nielsen                                 $653                            $0                             $6,588
Joyce G. Norden                                   $653                            $0                             $6,588
Patricia L. Sawyer                                $711                            $0                             $7,176
John W. Waechter                                  $653                            $0                             $6,588

                                                                      AGGREGATE COMPENSATION FROM     AGGREGATE COMPENSATION FROM
                                      AGGREGATE COMPENSATION FROM        TRANSAMERICA FEDERATED           TRANSAMERICA GROWTH
    NAME OF TRUSTEE                    TRANSAMERICA EQUITY II VP         MARKET OPPORTUNITY VP              OPPORTUNITIES VP
    ---------------                   ---------------------------     ---------------------------     ---------------------------
Sandra B, Bane                                    $40                            $  860                          $  846
Leo J. Hill                                       $49                            $1,054                          $1,036
Neal M. Jewell                                    $60                            $1,304                          $1,283
Russell A. Kimball, Jr.                           $49                            $1,054                          $1,036
Eugene M. Mannella                                $49                            $1,054                          $1,036
Norman R. Nielsen                                 $49                            $1,054                          $1,036
Joyce G. Norden                                   $49                            $1,054                          $1,036
Patricia L. Sawyer                                $53                            $1,148                          $1,129
John W. Waechter                                  $49                            $1,054                          $1,036



                                                                                                      AGGREGATE COMPENSATION FROM
                                      AGGREGATE COMPENSATION FROM     AGGREGATE COMPENSATION FROM      TRANSAMERICA INTERNATIONAL
    NAME OF TRUSTEE                    TRANSAMERICA INDEX 50 VP         TRANSAMERICA INDEX 75 VP           MODERATE GROWTH VP
    ---------------                   ---------------------------     ---------------------------     ---------------------------
Sandra B, Bane                                    $ 7                              $23                           $  688
Leo J. Hill                                       $ 9                              $28                           $  843
Neal M. Jewell                                    $11                              $34                           $1,044
Russell A. Kimball, Jr.                           $ 9                              $28                           $  843
Eugene M. Mannella                                $ 9                              $28                           $  843
Norman R. Nielsen                                 $ 9                              $28                           $  843
Joyce G. Norden                                   $ 9                              $28                           $  843
Patricia L. Sawyer                                $ 9                              $30                           $  918
John W. Waechter                                  $ 9                              $28                           $  843



                                     AGGREGATE COMPENSATION FROM      AGGREGATE COMPENSATION FROM     AGGREGATE COMPENSATION FROM
                                        TRANSAMERICA JENNISON         TRANSAMERICA JPMORGAN CORE         TRANSAMERICA JPMORGAN
    NAME OF TRUSTEE                           GROWTH VP                         BOND VP                    ENHANCED INDEX VP
    ---------------                  ---------------------------      ---------------------------     ---------------------------
Sandra B, Bane                                   $436                             $358                            $294
Leo J. Hill                                      $534                             $438                            $360
Neal M. Jewell                                   $661                             $542                            $445
Russell A. Kimball, Jr.                          $534                             $438                            $360
Eugene M. Mannella                               $534                             $438                            $360
Norman R. Nielsen                                $534                             $438                            $360
Joyce G. Norden                                  $534                             $438                            $360
Patricia L. Sawyer                               $582                             $477                            $392
John W. Waechter                                 $534                             $438                            $360



                                        AGGREGATE COMPENSATION        AGGREGATE COMPENSATION FROM     AGGREGATE COMPENSATION FROM
                                          FROM TRANSAMERICA             TRANSAMERICA LEGG MASON           TRANSAMERICA MARSICO
    NAME OF TRUSTEE                   JPMORGAN MID CAP VALUE VP           PARTNERS ALL CAP VP                  GROWTH VP
    ---------------                   -------------------------       ---------------------------     ---------------------------
Sandra B, Bane                                   $604                             $526                           $1,463
Leo J. Hill                                      $740                             $644                           $1,791
Neal M. Jewell                                   $917                             $798                           $2,218
Russell A. Kimball, Jr.                          $740                             $644                           $1,791
Eugene M. Mannella                               $740                             $644                           $1,791
Norman R. Nielsen                                $740                             $644                           $1,791
Joyce G. Norden                                  $740                             $644                           $1,791
Patricia L. Sawyer                               $807                             $702                           $1,951
John W. Waechter                                 $740                             $644                           $1,791

                                      AGGREGATE COMPENSATION FROM     AGGREGATE COMPENSATION FROM     AGGREGATE COMPENSATION FROM
                                      TRANSAMERICA MFS HIGH YIELD           TRANSAMERICA MFS           TRANSAMERICA MONEY MARKET
    NAME OF TRUSTEE                               VP                    INTERNATIONAL EQUITY VP                    VP
    ---------------                   ---------------------------     ---------------------------     ---------------------------
Sandra B, Bane                                    $651                            $608                           $1,730
Leo J. Hill                                       $798                            $745                           $2,119
Neal M. Jewell                                    $988                            $922                           $2,624
Russell A. Kimball, Jr.                           $798                            $745                           $2,119
Eugene M. Mannella                                $798                            $745                           $2,119
Norman R. Nielsen                                 $798                            $745                           $2,119
Joyce G. Norden                                   $798                            $745                           $2,119
Patricia L. Sawyer                                $869                            $811                           $2,309
John W. Waechter                                  $798                            $745                           $2,119



                                      AGGREGATE COMPENSATION FROM     AGGREGATE COMPENSATION FROM     AGGREGATE COMPENSATION FROM
                                       TRANSAMERICA MUNDER NET50        TRANSAMERICA PIMCO TOTAL         TRANSAMERICA SCIENCE &
    NAME OF TRUSTEE                               VP                           RETURN VP                     TECHNOLOGY VP
    ---------------                   ---------------------------     ---------------------------     ---------------------------
Sandra B, Bane                                    $226                           $3,076                           $346
Leo J. Hill                                       $277                           $3,767                           $423
Neal M. Jewell                                    $343                           $4,664                           $524
Russell A. Kimball, Jr.                           $277                           $3,767                           $423
Eugene M. Mannella                                $277                           $3,767                           $423
Norman R. Nielsen                                 $277                           $3,767                           $423
Joyce G. Norden                                   $277                           $3,767                           $423
Patricia L. Sawyer                                $302                           $4,103                           $461
John W. Waechter                                  $277                           $3,767                           $423



                                      AGGREGATE COMPENSATION FROM     AGGREGATE COMPENSATION FROM     AGGREGATE COMPENSATION FROM
                                      TRANSAMERICA SMALL/MID CAP       TRANSAMERICA T. ROWE PRICE      TRANSAMERICA T. ROWE PRICE
    NAME OF TRUSTEE                            VALUE VP                     EQUITY INCOME VP                GROWTH STOCK VP
    ---------------                   ---------------------------     ---------------------------     ---------------------------
Sandra B, Bane                                   $  978                          $  968                          $  941
Leo J. Hill                                      $1,198                          $1,185                          $1,153
Neal M. Jewell                                   $1,483                          $1,467                          $1,427
Russell A. Kimball, Jr.                          $1,198                          $1,185                          $1,153
Eugene M. Mannella                               $1,198                          $1,185                          $1,153
Norman R. Nielsen                                $1,198                          $1,185                          $1,153
Joyce G. Norden                                  $1,198                          $1,185                          $1,153
Patricia L. Sawyer                               $1,304                          $1,291                          $1,256
John W. Waechter                                 $1,198                          $1,185                          $1,153



                                      AGGREGATE COMPENSATION FROM     AGGREGATE COMPENSATION FROM     AGGREGATE COMPENSATION FROM
                                      TRANSAMERICA T. ROWE PRICE         TRANSAMERICA TEMPLETON        TRANSAMERICA THIRD AVENUE
    NAME OF TRUSTEE                          SMALL CAP VP                      GLOBAL VP                        VALUE VP
    ---------------                   ---------------------------     ---------------------------     ---------------------------
Sandra B, Bane                                    $384                           $1,120                           $572
Leo J. Hill                                       $470                           $1,371                           $701
Neal M. Jewell                                    $582                           $1,698                           $868
Russell A. Kimball, Jr.                           $470                           $1,371                           $701
Eugene M. Mannella                                $470                           $1,371                           $701
Norman R. Nielsen                                 $470                           $1,371                           $701
Joyce G. Norden                                   $470                           $1,371                           $701
Patricia L. Sawyer                                $512                           $1,494                           $763
John W. Waechter                                  $470                           $1,371                           $701

                                                                                                      AGGREGATE COMPENSATION FROM
                                                                                                        TRANSAMERICA VAN KAMPEN
                                     AGGREGATE COMPENSATION FROM      AGGREGATE COMPENSATION FROM         ACTIVE INTERNATIONAL
                                          TRANSAMERICA U.S.           TRANSAMERICA VALUE BALANCED              ALLOCATION
    NAME OF TRUSTEE                    GOVERNMENT SECURITIES VP                   VP                               VP
    ---------------                  ---------------------------      ---------------------------     ---------------------------
Sandra B, Bane                                  $  847                           $  726                           $482
Leo J. Hill                                     $1,038                           $  889                           $590
Neal M. Jewell                                  $1,285                           $1,100                           $731
Russell A. Kimball, Jr.                         $1,038                           $  889                           $590
Eugene M. Mannella                              $1,038                           $  889                           $590
Norman R. Nielsen                               $1,038                           $  889                           $590
Joyce G. Norden                                 $1,038                           $  889                           $590
Patricia L. Sawyer                              $1,130                           $  968                           $643
John W. Waechter                                $1,038                           $  889                           $590



                                      AGGREGATE COMPENSATION FROM     AGGREGATE COMPENSATION FROM
                                        TRANSAMERICA VAN KAMPEN         TRANSAMERICA VAN KAMPEN
    NAME OF TRUSTEE                        LARGE CAP CORE VP               MID-CAP GROWTH VP
    ---------------                   ---------------------------     ---------------------------
Sandra B, Bane                                    $275                           $1,203
Leo J. Hill                                       $337                           $1,474
Neal M. Jewell                                    $417                           $1,825
Russell A. Kimball, Jr.                           $337                           $1,474
Eugene M. Mannella                                $337                           $1,474
Norman R. Nielsen                                 $337                           $1,474
Joyce G. Norden                                   $337                           $1,474
Patricia L. Sawyer                                $367                           $1,606
John W. Waechter                                  $337                           $1,474















                                    PENSION OR RETIREMENT BENEFITS    TOTAL COMPENSATION PAID TO
                                     ACCRUED AS PART OF PORTFOLIO      TRUSTEES FROM FUND ASSET
    NAME OF TRUSTEE                            EXPENSES                   MANAGEMENT GROUP(1)
    ---------------                 ------------------------------    --------------------------
Sandra B, Bane                                    $-                            $146,358
Leo J. Hill                                       $-                            $168,000
Neal M. Jewell                                    $-                            $208,000
Russell A. Kimball, Jr.                           $-                            $168,000
Eugene M. Mannella                                $-                            $168,000
Norman R. Nielsen                                 $-                            $168,000
Joyce G. Norden                                   $-                            $168,000
Patricia L. Sawyer                                $-                            $183,000
John W. Waechter                                  $-                            $168,000






Note: Transamerica Strategic Selection Fund had not commenced operations prior to this SAI.



Note: Transamerica BlackRock Tactical Allocation VP, Transamerica BlackRock
      Global Allocation VP, Transamerica ProFund UltraBear VP, Transamerica Foxhall Global Conservative VP, Transamerica Foxhall Emerging Markets/Pacific Rim VP, Transamerica Foxhall Global Growth VP, Transamerica Foxhall Global Hard Asset VP, Transamerica Hanlon Balanced VP, Transamerica Hanlon Growth VP, Transamerica Hanlon Growth and Income VP, and Transamerica Hanlon Managed Income VP had not commenced operations prior to this SAI.



(1) Of this aggregate compensation, the total amounts deferred from the portfolios (TST only) (including earnings and dividends) and accrued for the benefit of the participating Trustees for the year ended December 31, 2008 were as follows: Sandra N. Bane, $0; Leo J. Hill, $4,468; Neal M. Jewell, $51,185; Russell A. Kimball, Jr., $13,069; Eugene M. Mannella, $0; Norman R. Nielsen, $0; Joyce G. Norden, $0; Patricia L. Sawyer, $0; and John W. Waechter, $0.



As of December 31, 2008, the trustees and officers held in aggregate less than 1% of the outstanding shares of each of the Trust's series.


SHAREHOLDER COMMUNICATION PROCEDURES WITH BOARD OF TRUSTEES

The Board of Trustees (the "Board") of the Trust has adopted these procedures by which shareholders of the Trust may send written communications to the Board. Shareholders may mail written communications to the Board, addressed to the care of the Secretary of the Trust ("Secretary"), as follows:

                                      Board of Trustees
                                      Transamerica Series Trust
                                      c/o Secretary
                                      570 Carillon Parkway
                                      St. Petersburg, Florida 33716

Each shareholder communication must (i) be in writing and be signed by the shareholder, (ii) identify the underlying portfolio of the Trust to which it relates, and (iii) identify the class (if applicable) held by the shareholder. The Secretary is responsible for collecting, reviewing and organizing all properly submitted shareholder communications. Usually, with respect to each properly submitted shareholder communication, the Secretary shall either (i) provide a copy of the communication to the Board at the next regularly scheduled Board meeting or (ii) if the Secretary determines that the communication requires more immediate attention, forward the communication to the Board promptly after receipt. The Secretary may, in good faith, determine that a shareholder communication should not be provided to the Board because the communication (i) does not reasonably relate to a portfolio of the Trust or its operation, management, activities, policies, service providers, Board, officers, shareholders or other matters relating to an investment in the Trust, or (ii) is ministerial in nature (such as a request for Trust literature, share data or financial information). These procedures shall not apply to (i) any communication from an officer or Trustee of the Trust, (ii) any communication from an employee or agent of the Trust, unless such communication is made solely in such employee's or agent's capacity as a shareholder, (iii) any shareholder proposal submitted pursuant to Rule 14a-8 under the Securities Exchange Act of 1934 ("Exchange Act"") or any communication made in connection with such a proposal, or (iv) any communication that reasonably may be considered to be a complaint regarding the Trust or shareholder services, which complaint shall instead be promptly forwarded to the Trust's Chief Compliance Officer. The Trustees are not required to attend the Trust's shareholder meetings, if any, or to otherwise make themselves available to shareholders for communications, other than pursuant to these Procedures.

CODE OF ETHICS

The Trust and TCI have adopted a Code of Ethics pursuant to Rule 17j-1 of the 1940 Act, and TAM has adopted a Code of Ethics pursuant to Rule 204A-1 of the Investments Advisers Act of 1940. See "Personal Securities Transactions" below.

PROXY VOTING POLICIES AND PROCEDURES

TST uses the proxy voting policies and procedures of TAM and its portfolios' sub-advisers to determine how to vote proxies relating to securities held by TST (or portion thereof) in its portfolios. The proxy voting policies and procedures of the portfolio's investment adviser and sub-adviser are attached hereto as Appendix B.

TST files SEC Form N-PX, with the complete proxy voting records of the TST portfolios for the 12 months ended June 30th, no later than August 31st of each year. The Form is available without charge: (1) from TST, upon request by calling 1-888-233-4339; and (2) on the SEC's website at www.sec.gov.

PROXY VOTING POLICIES AND PROCEDURES

I. STATEMENT OF PRINCIPLE


TST seeks to assure that proxies received by the portfolios are voted in the best interests of the portfolios' stockholders and have accordingly adopted these procedures.


II. DELEGATION OF PROXY VOTING/ADOPTION OF ADVISER AND SUB-ADVISER POLICIES


TST delegates the authority to vote proxies related to portfolio securities to Transamerica Asset Management, Inc. (the "Adviser"), as investment adviser to each portfolio, which in turn delegates proxy voting authority for most portfolios of the Trust to the Sub-Adviser retained to provide day-to-day portfolio management for that portfolio. The Board of Trustees of the Trust adopts the proxy voting policies and procedures of the Adviser and Sub-Advisers as the proxy voting policies and procedures (each a "Proxy Voting Policy") that will be used by each of these respective entities when exercising voting authority on behalf of the Trust. These policies and procedures are attached hereto.


III. ANNUAL REVIEW OF PROXY VOTING POLICIES OF ADVISER AND SUB-ADVISERS


No less frequently than once each calendar year, the Proxy Voting Administrator will request each Sub-Adviser to provide a current copy of its Proxy Voting Policy, or certify that there have been no material changes to its Proxy Voting Policy or that all material changes have been previously provided for review, and verify that such Proxy Voting Policy is consistent with those of the portfolios and Adviser. Any inconsistency between the Sub-Adviser's Proxy Voting Policy and that of the portfolios or Adviser shall be reconciled by the Proxy Voting Administrator before presentation for approval by the Board.


The Proxy Voting Administrator will provide an electronic copy of each Board approved Proxy Voting Policy to Legal department for inclusion in applicable SEC filings.

IV. SECURITIES ON LOAN


The Boards of Trustees of the Trust has authorized the Adviser, in conjunction with State Street Bank and Trust Company ("State Street"), to lend portfolio securities on behalf of the portfolios. Securities on loan generally are voted by the borrower of such securities. Should a Sub-Adviser to the portfolios wish to exercise its vote for a particular proxy, the Adviser will immediately contact State Street and terminate the loan.



Last Revised: July 1, 2008


DISCLOSURE OF PORTFOLIO HOLDINGS





It is the policy of the portfolio to protect the confidentiality of their holdings and prevent the selective disclosure of non-public information about portfolio holdings. The portfolios' service providers are required to comply with this policy. No non-public information concerning the portfolio holdings may be disclosed to any unaffiliated third party, except as provided below. The Board of Trustees has adopted formal procedures governing compliance with these policies.



The portfolios, or their duly authorized service providers, may publicly disclose holdings in accordance with regulatory requirements, such as periodic portfolio disclosure in filings with the SEC. A summary or list of a portfolio's completed purchases and sales may only be made available after the public disclosure of portfolio holdings.



The portfolios publish their top ten holdings on their website at www.transamericafunds.com (select Transamerica Variable Portfolio) within two weeks after the end of each month. In addition, the portfolios publish all holdings on their website approximately 25 days after the end of each calendar quarter. Such information generally remains online for 6 months, or as otherwise consistent with applicable regulations. The day following such publication, the information is deemed to be publicly disclosed for the purposes of the policies and procedures adopted by the portfolios. The portfolios may then forward the information to investors and consultants requesting it.



There are numerous mutual fund evaluation services such as Standard & Poor's, Morningstar or Lipper Analytical Services, and due diligence departments of broker-dealers and wirehouses that regularly analyze the holdings of mutual funds and portfolios in order to monitor and report on various attributes including style, capitalization, maturity, yield, beta, etc. These services and departments then distribute the results of their analysis to the public, paid subscribers and/or in-house brokers. In order to facilitate the review of the funds and portfolios by these services and departments, the portfolios may distribute (or authorize their service providers to distribute) holdings to such services and departments before their public disclosure is required or authorized provided that: (i) the recipient does not distribute the holdings or results of the analysis to third parties, other departments or persons who are likely to use the information for purposes of purchasing or selling the funds before the holdings or results of the analysis become public information; and
(ii) the recipient signs a written confidentiality agreement. Persons and entities unwilling to execute an acceptable confidentiality agreement may only receive portfolio holdings information that has otherwise been publicly disclosed. Neither the portfolios nor their service providers receive any compensation from such services and departments. Each confidentiality agreement should provide that, among other things: the portfolio information is the confidential property of the portfolios (and its service provider, if applicable) and may not be shared or used directly or indirectly for any purpose except as expressly provided in the confidentiality agreement; the recipient of the portfolio information agrees to limit access to the portfolio information to its employees (and agents) who, on a need to know basis, are (1) authorized to have access to the portfolio information and (2) subject to confidentiality obligations, including duties not to trade on non-public information, no less restrictive than the confidentiality obligations contained in the Confidentiality Agreement; and upon written request, the recipient agrees to promptly return or destroy, as directed, the portfolio information.



The Board and an appropriate officer of the Investment Adviser's compliance department or the Trust's Chief Compliance Officer ("CCO") may, on a case-by-case basis, impose additional restrictions on the dissemination of portfolio information and waive certain requirements. Any exceptions to the policy must be consistent with the purposes of the policy. To the extent required by law, the CCO reports to the Board violations of policies and procedures on disclosure of portfolio holdings.


In addition, separate account and unregistered product clients of TAM, the sub-advisers of the portfolios, or their respective affiliates generally have access to information regarding the portfolio holdings of their own accounts. Prospective clients may also have access to representative portfolio holdings. These clients and prospective clients are not subject to the portfolio holdings disclosure policies described above. Some of these separate accounts and unregistered product clients have substantially similar or identical investment objectives and strategies to certain portfolios, and therefore may have substantially similar or nearly identical portfolio holdings as those portfolios.

THE INVESTMENT ADVISER

TST has entered into an Advisory Agreement ("Advisory Agreement") on behalf of the portfolio with Transamerica Asset Management, Inc. ("TAM"), located at 570 Carillon Parkway, St. Petersburg, FL 33716. TAM supervises the portfolio's investments and conducts its investment program. TAM hires sub-advisers to furnish, investment advice and recommendations and has entered into a sub-advisory agreements with the portfolio's sub-adviser.


The Investment Adviser is directly owned by WRL (77%) and AUSA Holding Company ("AUSA") (23%), both of which are indirect, wholly owned subsidiaries of AEGON NV AUSA is wholly owned by AEGON USA, LLC ("AEGON USA"), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is owned by AEGON US Holding Corporation, which is owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is owned by The AEGON Trust, which is owned by AEGON International B.V., which is owned by AEGON NV, a Netherlands corporation, which is a publicly traded international insurance group. Prior to January 1, 2008, TAM was known as Transamerica Fund Advisors, Inc.


The Investment Advisory Agreement was last approved by the Trust's Board of Trustees, including a majority of the Trustees who are not "interested persons" of the Trust (as defined in the 1940 Act) on [ ] and by the shareholders of each portfolio of the Trust on December 16, 1996 (portfolios that commenced operations prior to that date) (and on the date of commencement of operations of each portfolio subsequent to that date). The Investment Advisory Agreement provides that it will continue in effect from year to year thereafter, if approved annually (a) by the Board of Trustees of the Trust or by a majority of the outstanding shares of the portfolio, and (b) by a majority of the Trustees who are not parties to such contract or "interested persons" of any such party. The Investment Advisory Agreement may be terminated without penalty on 60 days' written notice at the option of either party or by the vote of the shareholders of the portfolio and terminates automatically in the event of its assignment (within the meaning of the 1940 Act).

Pursuant to the Investment Advisory Agreement for the portfolio, TAM, subject to the supervision of the Trustees and in conformity with the stated policies of the portfolio, manages the operations of the portfolio. TAM is authorized to enter into sub-advisory agreements for investment advisory services in connection with the management of each portfolio. Transamerica Investment Management ("TIM") continues to have responsibility for all investment advisory services furnished pursuant to the sub-advisory agreements.

THE PORTFOLIO PAYS: all expenses incurred in connection with the formation and organization of the portfolio, including the preparation (and filing, when necessary) of the portfolio's contracts, plans, and documents, conducting meetings of organizers, Trustees and shareholders; preparing and filing the post-effective amendment to the Trust's registration statement effecting registration of the portfolio and its shares under the 1940 Act and the Securities Act and all other matters relating to the information and organization of the portfolio and the preparation for offering its shares; expenses in connection with ongoing registration or qualification requirements under Federal and state securities laws; investment advisory fees; pricing costs (including the daily calculations of net asset value); brokerage commissions and all other expenses in connection with execution of portfolio transactions, including interest; all federal, state and local taxes (including stamp, excise, income and franchise taxes) and the preparation and filing of all returns and reports in connection therewith; any compensation, fees, or reimbursements which the Trust pays to its Trustees who are not "interested persons," as that phrase is defined in the 1940 Act, of the Trust or TAM; compensation of the Trust's custodian, administrative and transfer agent, registrar and dividend disbursing agent; legal, accounting and printing expenses; other administrative, clerical, recordkeeping and bookkeeping expenses; auditing fees; certain insurance premiums; services for shareholders (including allocable telephone and personnel expenses); costs of certificates and the expenses of delivering such certificates to the purchaser of shares relating thereto; expenses of local representation in Maryland; fees and/or expenses payable pursuant to any plan of distribution adopted with respect to the Trust in accordance with Rule 12b-1 under the 1940 Act; expenses of shareholders' meetings and of preparing, printing, and distributing notices, proxy statements and reports to shareholders; expenses of preparing and filing reports with federal and state regulatory authorities; all costs and expenses, including fees and disbursements, of counsel and auditors, filing and renewal fees and printing costs in connection with the filing of any required amendments, supplements or renewals of registration statement, qualifications or prospectuses under the Securities Act and the securities laws of any states or territories, subsequent to the effectiveness of the initial registration statement under the Securities Act; all costs involved in preparing and printing prospectuses of the Trust; extraordinary expenses; and all other expenses properly payable by the Trust or the portfolio.

EXPENSE LIMITATION. TAM has entered into an expense limitation agreement with TST on behalf of certain portfolios, pursuant to which TAM has agreed to reimburse a portfolio's expenses or waive fees, or both, whenever, in any fiscal year, the total cost to a portfolio of normal operating expenses chargeable to the portfolio, including the investment advisory fee but excluding brokerage commissions, interest, taxes and 12b-1 fees, certain extraordinary expenses, exceed a certain percentage of the portfolio's average daily net assets ("expense cap"). Certain portfolios may, at a later date, reimburse TAM for operating expenses previously paid on behalf of such portfolios during the previous 36 months (36-month reimbursement), but only if, after such reimbursement, the portfolios' expense ratios do not exceed the expense cap. The agreement continues automatically for one-year terms unless terminated on 30-days' written notice to TST.

DISTRIBUTION AGREEMENT. The Trust adopted a distribution plan ("Distribution Plan") pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, the Trust entered into a Distribution Agreement with Transamerica Capital, Inc. (TCI). TCI, located at 4600 Syracuse Street, Suite 1100, Denver, Colorado 80237, is an affiliate of TAM.

Under the Distribution Plan and Distribution Agreement, the Trust, on behalf of the portfolios, will reimburse TCI and/or various service providers after each calendar month for certain Trust distribution expenses incurred or paid by them, provided that these expenses in the aggregate do not exceed 0.15%, on an annual basis, of the average daily net asset value of shares of each portfolio in connection with the distribution of the Initial Class shares of the portfolios.

For the sale and distribution of Service Class shares, the Trust may pay to the various service providers up to 0.25% of the average daily net assets of a portfolio. Because the Trust pays these fees out of its assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Distribution expenses for which TCI may be reimbursed under the Distribution Plan and Distribution Agreement include, but are not limited to, expenses of printing and distributing the Trust's prospectus and statement of additional information to potential investors; developing and preparing Trust advertisements; sales literature and other promotional materials; holding seminars and sales meetings designed to promote distribution of Trust shares; the development of consumer-oriented sales materials describing and/or relating to the Trust; and expenses attributable to "distribution-related services" provided to the Trust, which include such things as salaries and benefits, office expenses, equipment expenses, training costs, travel costs, printing costs, supply expenses, computer programming time, and data center expenses, each as they relate to the promotion of the sale of Trust shares.

TCI submits to the Trustees for approval annual distribution budgets and quarterly reports of distribution expenses with respect to each portfolio. TCI allocates to each portfolio distribution expenses specifically attributable to the distribution of shares of such portfolio. Distribution expenses not specifically attributable to the distribution of shares of a particular portfolio are allocated among the portfolios, based upon the ratio of net asset value of each portfolio to the net asset value of all portfolios, or such other factors as TCI deems fair and are approved by the Trust's Board of Trustees. The Service Class of the Trust paid $12,801,656 in fees for the fiscal year ended December 31, 2007 to certain life companies pursuant to the Distribution Plan adopted under Rule 12b-1.

THE SUB-ADVISER

The sub-adviser serves, pursuant to a Sub-Advisory Agreement between TAM and the sub-adviser, on behalf of the portfolio. The Sub-Advisory Agreement was approved by the Board of Trustees of the Trust, including a majority of the Trustees who are not "interested persons" of the Trust (as defined in the 1940 Act) on [ ] and by the shareholders of the portfolio on [ ]. The Sub-Advisory Agreement provides that it will continue for an initial two-year period and annually thereafter if approved annually (a) by the Board of Trustees of the Trust or by a majority of the outstanding shares of the portfolio and (b) by a majority of the Trustees who are not parties to such Agreement or "interested persons" (as defined in the 1940 Act) of any such party. The Sub-Advisory Agreement may be terminated without penalty on at least 60 days' written notice at the option of either party or by the vote of the shareholders of the portfolio and terminate automatically in the event of its assignment (within the meaning of the 1940
Act) or termination of the Investment Advisory Agreement.

Pursuant to the Sub-Advisory Agreement, the sub-adviser provides investment advisory assistance and portfolio management advice to the portfolio. Subject to review by the Investment Adviser and the Board of Trustees, the sub-adviser is responsible for the actual management of the portfolio and for making decisions to buy, sell or hold a particular security. The sub-adviser bears all of its expenses in connection with the performance of its services under its Sub-Advisory Agreement such as compensating and furnishing office space for their officers and employees connected with investment and economic research, trading and investment management of the portfolio.

The sub-adviser is a registered investment adviser under the Investment Advisers Act of 1940, as amended.

PERSONAL SECURITIES TRANSACTIONS

The Trust permits "Access Persons" as defined by Rule 17j-1 under the 1940 Act to engage in personal securities transactions, subject to the terms of the Code of Ethics and Insider Trading Policy ("Ethics Policy") that has been adopted by the Trust's Board. Access Persons are required to follow the guidelines established by this Ethics Policy in connection with all personal securities transactions and are subject to certain prohibitions on personal trading. The portfolio's sub-adviser, TIM, pursuant to Rule 17j-1 and other applicable laws, and pursuant to the terms of the Ethics Policy, must adopt and enforce its own Code of Ethics and Insider Trading Policies appropriate to their operations. The Board is required to review and approve the Code of Ethics for TIM. TIM is also required to report to the Trust's Board on a quarterly basis with respect to the administration and enforcement of such Ethics Policy, including any violations thereof which may potentially affect the Trust.

ADMINISTRATIVE AND TRANSFER AGENCY SERVICES


Effective January 1, 1997, as amended, the Trust entered into an Administrative Services and Transfer Agency Agreement with TFS, located at 570 Carillon Parkway, St. Petersburg, Florida 33716, an affiliate of TAM, to furnish the Trust with administrative services to assist the Trust in carrying out certain of its functions and operations. The portfolio will pay [ %] of its daily net assets to TFS for such administrative services.


PORTFOLIO TURNOVER

A portfolio turnover rate is, in general, the percentage calculated by taking the lesser of purchases or sales of portfolio securities (excluding certain short-term securities) for a year and dividing it by the monthly average of the market value of such securities held during the year.

Changes in security holdings are made by the portfolio's sub-adviser when it is deemed necessary. Such changes may result from: liquidity needs; securities having reached a price or yield objective; anticipated changes in interest rates or the credit standing of an issuer; or developments not foreseen at the time of the investment decision.

The sub-adviser may engage in a significant number of short-term transactions if such investing serves the portfolio's objective. The rate of portfolio turnover will not be a limiting factor when such short-term investing is considered appropriate. Increased turnover results in higher brokerage costs or mark-up charges for the portfolio; these charges are ultimately borne by the Policyowners.

In computing the portfolio turnover rate for the portfolio, securities whose maturities or expiration dates at the time of acquisition are one year or less are excluded. Subject to this exclusion, the turnover rate for the portfolio is calculated by dividing (a) the lesser of purchases or sales of portfolio securities for the fiscal year by (b) the monthly average of portfolio securities owned by the portfolio during the fiscal year.

There are no fixed limitations regarding the portfolio turnover rates of the portfolio. Portfolio turnover rates are expected to fluctuate under constantly changing economic conditions and market circumstances. Higher turnover rates tend to result in higher brokerage fees. Securities initially satisfying the basic policies and objective of the portfolio may be disposed of when they are no longer deemed suitable.

BROKERAGE

Subject to policies established by the Board of Trustees, the portfolio's sub-adviser is primarily responsible for placement of the portfolio's securities transactions. In placing orders, it is the policy of the portfolio to obtain the most favorable net results, taking into account various factors, including price, dealer spread or commissions, if any, size of the transaction and difficulty of execution. While the sub-adviser generally will seek reasonably competitive spreads or commissions, the portfolio will not necessarily be paying the lowest spread or commission available. The portfolio does not have any obligation to deal with any broker, dealer or group of brokers or dealers in the execution of transactions in portfolio securities.

Decisions as to the assignment of portfolio brokerage business for the portfolio and negotiation of its commission rates are made by the sub-adviser, whose policy is to obtain "best execution" (prompt and reliable execution at the most favorable security price) of all portfolio transactions. In placing portfolio transactions, the sub-adviser may give consideration to brokers who provide supplemental investment research, in addition to such research obtained for a flat fee, to the sub-adviser, and pay spreads or commissions to such brokers or dealers furnishing such services which are in excess of spreads or commissions which another broker or dealer may charge for the same transaction.

In selecting brokers and in negotiating commissions, the sub-adviser considers such factors as: the broker's reliability; the quality of its execution services on a continuing basis; the financial condition of the firm; trade confidentiality including anonymity; and research products and services provided, which include: (i) furnishing advice, either directly or through publications or writings, as to the value of securities, the advisability of purchasing or selling specific securities and the availability of securities or purchasers or sellers of securities and (ii) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends and portfolio strategy and products and other services (such as third party publications, reports and analyses, and computer and electronic access, equipment, software, information and accessories) that assist the sub-adviser in carrying out its responsibilities.

Supplemental research obtained through brokers or dealers will be in addition to, and not in lieu of, the services required to be performed by a sub-adviser. The expenses of a sub-adviser will not necessarily be reduced as a result of the receipt of such supplemental information. The sub-adviser may use such research products and services in servicing other accounts in addition to the portfolio. If the sub-adviser determines that any research product or service has a mixed use, such that it also serves functions that do not assist in the investment decision-making process, the sub-adviser will allocate the costs of such service or product accordingly.

The portion of the product or service that the sub-adviser determines will assist it in the investment decision-making process may be paid for in brokerage commission dollars. Such allocation may create a conflict of interest for the sub-adviser. Conversely, such supplemental information obtained by the placement of business for the sub-adviser will be considered by and may be useful to the sub-adviser in carrying out its obligations to the portfolio.

When the portfolio purchases or sells a security in the OTC market, the transaction takes place directly with a principal market-maker, without the use of a broker, except in those circumstances where, in the opinion of the sub-adviser, better prices and executions are likely to be achieved through the use of a broker.

Securities held by the portfolio may also be held by other separate accounts, mutual funds or other accounts for which the investment adviser or sub-adviser serves as an adviser, or held by the investment adviser or sub-adviser for their own accounts. Because of different investment objectives or other factors, a particular security may be bought by the investment adviser or sub-adviser for one or more clients when one or more clients are selling the same security. If purchases or sales of securities for the portfolio or other entities for which they act as investment adviser or for their advisory clients arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the respective entities and clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of the investment adviser or sub-adviser during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

On occasions when the investment adviser or sub-adviser deems the purchase or sale of a security to be in the best interests of the portfolio as well as other accounts or companies, it may to the extent permitted by applicable laws and regulations, but will not be obligated to, aggregate the securities to be sold or purchased for the portfolio with those to be sold or purchased for such other accounts or companies in order to obtain favorable execution and lower brokerage commissions. In that event, allocation of the securities purchased or sold, as well as the expenses incurred in the transaction, will be made by the sub-adviser in the manner it considers to be most equitable and consistent with its fiduciary obligations to the portfolio and to such other accounts or companies. In some cases this procedure may adversely affect the size of the position obtainable for the portfolio.

The Board of Trustees of the Trust reviews on a quarterly basis the brokerage placement practices of the sub-adviser on behalf of the portfolio, and reviews the prices and commissions, if any, paid by the portfolio to determine if they were reasonable.

DIRECTED BROKERAGE


The sub-adviser to the portfolio, to the extent consistent with the best execution and with TAM's usual commission rate policies and practices, may place portfolio transactions of the portfolio with broker-dealers with which the trust has established a Directed Brokerage Program. A Directed Brokerage Program is any arrangement under which a broker-dealer applies a portion of the commissions received by such broker-dealer on the portfolio transactions to the payment of operating expenses that would otherwise be borne by the portfolio.


Under the Directed Brokerage Program, the commissions paid by the portfolio shall be applied to the payment only of expenses that would otherwise be borne by the portfolio paying the commission. In no event will commissions paid by the portfolio be used to pay expenses that would otherwise be borne by any other portfolio in the trust, or by any other party. In the case of any portfolio that is the subject of a contractual expense reduction arrangement with TAM (or a comparable agreement with any "affiliate" of TAM or the trust, as such term is defined in the 1940 Act) pursuant to which TAM (or affiliate) has agreed to waive amounts otherwise payable by the portfolio to TAM (or affiliate) under the expense reduction arrangement, but shall instead be used solely to reduce expenses borne by the portfolio to a lower level than the portfolio would have borne after giving full effect to the expense reduction arrangement. These commissions are not used for promoting or selling portfolio shares or otherwise related to the distribution of portfolio shares.

DETERMINATION OF OFFERING PRICE

Shares of the portfolio are currently intended to be invested in certain TST portfolios managed by TIM. The portfolio will serve as an investment vehicle for a certain separate account of WRL to fund the benefits under the policies and the annuity contracts. The portfolio may, in the future, offer its shares to other insurance company separate accounts. The separate accounts invest in shares of the portfolio in accordance with the allocation instructions received from holders of the policies and the annuity contracts. Such allocation rights are further described in the prospectuses and disclosure documents for the policies and the annuity contracts. Shares of the portfolio are sold and redeemed at their net asset values as described in the prospectus.

NET ASSET VALUATION DETERMINATION

The price at which shares are purchased or redeemed is the net asset valuation ("NAV") that is next determined after receipt and acceptance of a purchase order or receipt of a redemption request.

When Share Price is Determined

The NAV of the portfolio and the underlying portfolios in which the portfolio invests is determined on each day the New York Stock Exchange ("NYSE") is open for business. The NAV is not determined on days when the NYSE is closed (generally New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas). Foreign securities held by the underlying portfolios may trade in their primary markets on weekends or other days when the underlying portfolios do not price their shares (therefore, the NAV of an underlying portfolio holding foreign securities may change on days when shareholders will not be able to buy or sell shares of the portfolio).

Purchase orders received in good order and accepted and redemption orders received in good order before the close of business of the NYSE, usually 4:00 p.m. Eastern Time, receive the NAV determined at the close of the NYSE that day. Purchase and redemption requests received after the NYSE is closed receive the NAV determined as of the close of the NYSE the next day the NYSE is open.

Orders for shares of the portfolio and corresponding orders for the underlying portfolios in which it invests are priced on the same day when orders for shares of the portfolio are received. Thus, receipt in good order and acceptance of a purchase request or receipt in good order of a redemption request for shares of the portfolio by regular closing time of the NYSE is deemed to constitute receipt of a proportional order for the corresponding underlying portfolios on the same day, so that both orders receive that day's NAV.

How NAV is Determined

The NAV of the portfolio and each underlying portfolio is calculated by taking the value of its assets, less liabilities, and dividing by the number of shares of the portfolio or the underlying portfolio, respectively, that are then outstanding.

The Board of Trustees has approved procedures to be used to value the portfolios' securities for the purpose of determining the portfolios' NAV. The valuation of the securities of the portfolios is determined in good faith by or under the direction of the Board. The Board has delegated certain valuation functions for the portfolios to TAM.

In general, securities and other investments are valued based on market prices at the close of regular trading on the NYSE. Portfolio securities listed or traded on domestic securities exchanges or the NASDAQ/NMS, including dollar-dominated foreign securities or ADRs, are valued at the closing price on the exchange or system where the security is principally traded. With respect to securities traded on the NASDAQ/NMS, such closing price may be the last reported sale price or the NASDAQ Official Closing Price ("NOCP"). If there have been no sales for that day on the exchange or system where the security is principally traded, then the value should be determined with reference to the last sale price, or the NOCP, if applicable, on any other exchange or system. If there have been no sales for that day on any exchange or system, a security is valued at the closing bid quotes on the exchange or system where the security is principally traded, or at the NOCP, if applicable. Foreign securities traded on U.S. exchanges are generally priced using last sale price regardless of trading activity. Securities traded over-the-counter are valued at the mean of the last bid and asked prices. The market price for debt obligations is generally the price supplied by an independent third party pricing service approved by the portfolios' Board, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Investments in securities maturing in 60 days or less may be valued at amortized cost. Foreign securities generally are valued based on quotations from the primary market in which they are traded, and are converted from the local currency into U.S. dollars using current exchange rates. Market quotations for securities prices may be obtained from automated pricing services. Shares of open-end investment companies are generally valued at the net asset value per share reported by that investment company.

When a market quotation for a security is not readily available (which may include closing prices deemed to be unreliable because of the occurrence of a subsequent event), a valuation committee appointed by the Board of Trustees may, in good faith, establish a fair value for the security in accordance with valuation procedures adopted by the Board. The types of securities for which such fair value pricing may be required include, but are not limited to: foreign securities, where a significant event occurs after the close of the foreign market on which such security principally trades that is likely to have changed the value of such security, or the closing value is otherwise deemed unreliable; securities of an issuer that has entered into a restructuring; securities whose trading has been halted or suspended; fixed-income securities that have gone into default and for which there is no current market value quotation; and securities that are restricted as to transfer or resale. The portfolio uses a fair value model developed by an independent third party pricing service to price foreign equity securities on days when there is a certain percentage change in the value of a domestic equity security index, as such percentage may be determined by TAM from time to time.

Valuing securities in accordance with fair value procedures involves greater reliance on judgment than valuing securities that based on readily available market quotations. The valuation committee makes fair value determinations in good faith in accordance with portfolio's valuation procedures. Fair value determination can also involve reliance on quantitative models employed by a fair pricing service. There can be no assurance that a portfolio could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the portfolio determines its NAV.

PRINCIPAL SHAREHOLDERS

As of the date of this Statement of Additional Information the portfolio had not commenced operations, therefore there were no beneficial owners of the portfolio.

TAXES

The portfolio has either qualified, and expects to continue to qualify, or will qualify in its initial year, and thereafter will continue to qualify, for treatment as a regulated investment company (a "RIC") under the Internal Revenue Code of 1986, as amended (the "Code"). In order to qualify for that treatment, a portfolio must distribute to its stockholders for each taxable year at least the sum of 90% of its investment company taxable income, computed without regard to the dividends-paid deduction, and 90% of its net exempt-interest income, if any (the "Distribution Requirement"). The portfolio must also meet several other requirements. These requirements include the following: (1) the portfolio must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and net income derived from an interest in a qualified publicly traded partnership (the "Income Requirement"); (2) at the close of each quarter of the portfolio's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs, and other securities (limited in respect of any one issuer of such other securities to an amount not greater than 5% of the value of the portfolio's total assets and to not more than 10% of the outstanding voting securities of the issuer); and (3) at the close of each quarter of the portfolio's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. Government securities or the securities of other RICs) of any one issuer, in those of two or more issuers that the portfolio controls and which are engaged in the same or similar trade or business, or in those of one or more qualified publicly traded partnerships. If the portfolio qualifies as a regulated investment company and timely distributes to its shareholders substantially all of its net income and net capital gains, then the portfolio should have little or no income taxable to it under the Code.

As noted in the prospectus, separate accounts are required to meet certain diversification requirements under Section 817(h) of the Code and the regulations thereunder in order to qualify for their expected tax treatment. Such requirements place certain limitations on the proportion of a separate account's assets that may be represented by any four or fewer investments. Specifically, a separate account must in general diversify its holdings so that on the last day of each calendar quarter (or within 30 days after such last day) no more than 55% of its assets are represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For purposes of Section 817(h) of the Code, all securities of the same issuer, all interests in the same real property project, and all interests in the same commodity are treated as a single investment. In addition, each U.S. Government agency or instrumentality is treated as a separate issuer, while the securities of any particular foreign government and its agencies, instrumentalities and political subdivisions all will be considered securities issued by the same issuer.

If a portfolio qualifies as a regulated investment company and its shares are held only by certain tax-exempt trusts and separate accounts, such diversification requirements will be applied by looking through to the assets of the portfolio, rather than treating the interest in the portfolio as a separate investment of each separate account investing in the portfolio. The portfolio intends to comply with such diversification requirements so that, assuming such look-through treatment is available, any separate account invested wholly in a portfolio would also satisfy such diversification requirements.

If a portfolio fails to qualify as a regulated investment company, the portfolio will be subject to federal corporate taxes on its taxable income and gains (without any deduction for its distributions to its shareholders), and distributions to its shareholders will constitute ordinary income to the extent of such portfolio's available earnings and profits. In addition, if a portfolio fails to qualify as a regulated investment company, fails to comply with the diversification requirements of Section 817(h) of the Code and the regulations thereunder, or fails to limit the holding of portfolio shares to the permitted investors described above, then variable life insurance and annuity contracts invested in that portfolio might not qualify as life insurance or annuity contracts under the Code, and owners of such contracts could be currently taxed on the investment earnings under their contracts. In such a case, current taxation could also be required in all future taxable periods. For additional information concerning the consequences of failure to meet the requirements of
Section 817(h), see the prospectuses for the Policies or the Annuity Contracts.

For a Policy or a Contract to qualify for tax-favored treatment, assets in the separate accounts supporting the contract must be considered to be owned by the insurance company and not by the contract owner. Under current U.S. tax law, if a contract owner has excessive control over the investments made by a Separate Account (i.e., the underlying portfolios) the contract owner will be taxed currently on income and gains from the account or portfolio. In other words, in such a case of "investor control" the contract owner would not derive the tax benefits normally associated with variable life insurance or variable annuities.

Generally, according to the IRS, there are two ways that impermissible investor control may exist. The first relates to the design of the contract or the relationship between the contract and a separate account or underlying portfolio. For example, at various times, the IRS has focused on, among other factors, the number and type of investment choices available pursuant to a given variable contract, whether the contract offers access to portfolios that are available to the general public, the number of transfers that a contract owner may make from one investment option to another, and the degree to which a contract owner may select or control particular investments.

With respect to this first aspect of investor control, the relationship between the portfolios and the insurance contracts that propose the portfolios as investment options is designed to satisfy the current view of the IRS on this subject, such that the investor control doctrine should not apply. However, because of some uncertainty with respect to this subject and because the IRS may issue further guidance on this subject, the portfolios reserve the right to make such changes as are deemed necessary or appropriate to reduce the risk that your contract might be subject to current taxation because of investor control.

The second way that impermissible investor control might exist concerns your actions. Under the IRS pronouncements, you may not select or control particular investments, other than choosing among broad investment choices such as selecting a particular portfolio. You thus may not select or direct the purchase or sale of a particular investment of the portfolios. All investment decisions concerning the portfolios must be made by the portfolio managers in their sole and absolute discretion, and not by the contract owner. Furthermore, under the IRS pronouncements, you may not communicate directly or indirectly with such portfolio managers or any related investment officers concerning the selection, quality, or rate of return of any specific investment or group of investments held by the portfolios.

Finally, the IRS may issue additional guidance on the investor control doctrine, which might further restrict your actions or features of the variable contract. Such guidance could be applied retroactively. If any of the rules outlined above are not complied with, the IRS may seek to tax you currently on income and gains from the portfolios such that you would not derive the tax benefits normally associated with variable life insurance or variable annuities. Such an event may have an adverse impact on the portfolios and variable contracts.

Under the Code, certain portfolios will be subject to a nondeductible 4% federal excise tax on a portion of their undistributed ordinary income and capital gain net income if they fail to meet certain distribution requirements. The portfolios intend to make any required distributions in a timely manner and accordingly do not expect to be subject to the excise tax.

If a portfolio invests in certain pay-in-kind securities, zero coupon securities, deferred interest securities or, in general, any other securities with original issue discount (or with market discount if the portfolio elects to include market discount in income currently), the portfolio generally must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, the portfolio must distribute to its shareholders, at least annually, all or substantially all of its investment company taxable income (determined without regard to the deduction for dividends paid), including such accrued income, to qualify as a regulated investment company under the Code and avoid U.S. federal income and excise taxes. Therefore, the portfolio may have to dispose of portfolio securities, potentially under disadvantageous circumstances, to generate cash, or may have to borrow the cash, to satisfy distribution requirements. Such a disposition of securities may potentially result in additional taxable gain or loss to the portfolio.

The use of hedging strategies, such as writing (selling) and purchasing options and futures contracts and entering into forward contracts, involves complex rules that will determine for income tax purposes the character and timing of recognition of the income received in connection therewith by the portfolios. Income from the disposition of foreign currencies, and income from transactions in options, futures, and forward contracts derived by a portfolio with respect to its business of investing in securities or foreign currencies, generally will qualify as permissible income under the Income Requirement.

Portfolios investing in foreign securities or currencies may be required to pay withholding, income or other taxes to foreign governments or U.S. possessions. The investment yield of any portfolio that invests in foreign securities or currencies would be reduced by any such foreign taxes. Holders of policies and annuity contracts investing in such portfolios bear the cost of any foreign taxes but will not be able to claim a foreign tax credit or deduction for these foreign taxes. Tax conventions between certain countries and the United States may reduce or eliminate these foreign taxes.

If a portfolio acquires stock in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, rents, royalties, or capital gain) or that hold at least 50% of their average total assets over the taxable year in investments that produce (or that are held for the production of) such passive income ("passive foreign investment companies"), that portfolio could be subject to federal income tax and additional interest charges on "excess distributions" received from such companies or gain from the sale of stock in such companies, even if all income or gain actually received by the portfolio is timely distributed to its shareholders. The portfolio would not be able to pass through to its shareholders any credit or deduction for such a tax. As a result, owners of variable life insurance contracts and variable annuity contracts investing in such portfolios ultimately would bear the cost of these taxes and interest charges. Certain elections may, if available, ameliorate these adverse tax consequences, but any such election may require the applicable portfolio to recognize taxable income or gain without the concurrent receipt of cash. However, the portfolio must distribute to its shareholders, at least annually, all or substantially all of its investment company taxable income (determined without regard to the deduction for dividends paid), including such accrued income, to qualify as a regulated investment company under the Code and avoid U.S. federal income and excise taxes. Therefore, the portfolio may have to dispose of portfolio securities, potentially under disadvantageous circumstances, to generate cash, or may have to borrow the cash, to satisfy distribution requirements. Such a disposition of securities may potentially result in additional taxable gain or loss to the portfolio. Any portfolio that acquires stock in foreign corporations may limit and/or manage its holdings in passive foreign investment companies to minimize its tax liability.

The foregoing is only a general summary of some of the important federal income tax considerations generally affecting the portfolios and their shareholders. No attempt is made to present a complete explanation of the federal tax treatment of the portfolios' activities, and this discussion and the discussion in the prospectuses and/or statements of additional information for the policies and annuity contracts are not intended as a substitute for careful tax planning. Accordingly, potential investors are urged to consult their own tax advisers for more detailed information and for information regarding any state, local, or foreign taxes applicable to the policies, annuity contracts and the holders thereof.

The foregoing is only a general summary of some of the important federal income tax considerations generally affecting the portfolio and its shareholders. No attempt is made to present a complete explanation of the federal tax treatment of the portfolio's activities, and this discussion and the discussion in the prospectuses and/or statements of additional information for the policies and annuity contracts are not intended as a substitute for careful tax planning. Accordingly, potential investors are urged to consult their own tax advisers for more detailed information and for information regarding any state, local, or foreign taxes applicable to the policies, annuity contracts and the holders thereof.

OTHER INFORMATION

THE TRUST


As described in the prospectus, the Trust offers only one class of shares for the portfolio, Initial Class shares. The Trust is currently comprised of 48 operational portfolios.


FINANCIAL STATEMENTS

As the portfolio has not yet commenced operations as of the date of this SAI, there are no financial statements available.

INDEPENDENT REGISTERED CERTIFIED PUBLIC ACCOUNTANT

PricewaterhouseCoopers LLP, located at 4221 West Boy Scout Blvd., Suite 200, Tampa, Florida 33607-5745, serves as the Trust's Independent Registered Certified Public Accountant. The Trust has engaged PricewaterhouseCoopers LLP to examine, in accordance with auditing standards established by the Public Company Accounting Oversight Board, the financial statements.

CUSTODIAN

State Street Bank & Trust ("State Street"), located at 200 Clarendon Street, 16th Floor, Boston, Massachusetts 02116, serves as the Trust's Custodian and Dividend Disbursing Agent. State Street provides comprehensive asset administrative services to the Trust and other members of the financial industry which include: multi-currency accounting, institutional transfer agency services, domestic and global custody, performance measures, foreign exchange, and securities lending and mutual fund administrative services.

                                   APPENDIX A

                     BRIEF EXPLANATION OF RATING CATEGORIES

                        BOND RATING                      EXPLANATION
                     ----------------   --------------------------------------------------
STANDARD &                 AAA          Highest rating; extremely strong capacity to pay
POOR'S CORPORATION                      principal and interest.

                            AA High quality; very strong capacity to pay principal and interest.

                            A           Strong capacity to pay principal and interest;
                                        somewhat more susceptible to the adverse effects
                                        of changing circumstances and economic conditions.

                           BBB          Adequate capacity to pay principal and interest;
                                        normally exhibit adequate protection parameters,
                                        but adverse economic conditions or changing
                                        circumstances more likely to lead to a weakened
                                        capacity to pay principal and interest then for
                                        higher rated bonds.

                     BB, B, and CC, C   Predominantly speculative with respect to the
                                        issuer's capacity to meet required interest and
                                        principal payments. BB -- lowest degree of
                                        speculation; C -- the highest degree of
                                        speculation. Quality and protective
                                        characteristics outweighed by large uncertainties
                                        or major risk exposure to adverse conditions.

                            D           In default.

PLUS (+) OR MINUS (-) -- The ratings from "AA" to "BBB" may be modified by the addition of a plus or minus to show relative standing within the major rating categories.

UNRATED -- Indicates that no public rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

                        BOND RATING                      EXPLANATION
                     ----------------   --------------------------------------------------
MOODY'S INVESTORS          Aaa          Highest quality, smallest degree of investment
SERVICE, INC.                           risk.

                            Aa          High quality; together with Aaa bonds, they
                                        compose the high-grade bond group.

                            A           Upper-medium grade obligations; many favorable
                                        investment attributes.

                           Baa          Medium-grade obligations; neither highly protected
                                        nor poorly secured. Interest and principal appear
                                        adequate for the present but certain protective
                                        elements may be lacking or may be unreliable over
                                        any great length of time.

                            Ba          More uncertain, with speculative elements.
                                        Protection of interest and principal payments not
                                        well safeguarded during good and bad times.

                            B           Lack characteristics of desirable investment;
                                        potentially low assurance of timely interest and
                                        principal payments or maintenance of other
                                        contract terms over time.

                           Caa          Poor standing, may be in default; elements of
                                        danger with respect to principal or interest
                                        payments.

                            Ca          Speculative in a high degree; could be in default
                                        or have other marked short-comings.

                            C           Lowest-rated; extremely poor prospects of ever
                                        attaining investment standing.

UNRATED -- Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

Should no rating be assigned, the reason may be one of the following: 1. An application for rating was not received or accepted. 2. The issue or issuer belongs to a group of securities or companies that are not rated as a matter of policy. 3. There is lack of essential data pertaining to the issue or issuer. 4. The issue was privately placed, in which case the rating is not published in Moody's publications.

Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

                        BOND RATING                      EXPLANATION
                     ----------------   ----------------------------------------
FITCH, INC.                AAA          Highest credit quality. "AAA" ratings denote the
                                        lowest expectation of credit risk. They are
                                        assigned only in case of exceptionally strong
                                        capacity for timely payment of financial
                                        commitments. This capacity is highly unlikely to
                                        be adversely affected by foreseeable events.

                            AA          Very high credit quality. "AA" ratings denote a
                                        very low expectation of credit risk. They indicate
                                        very strong capacity for timely payment of
                                        financial commitments. This capacity is not
                                        significantly vulnerable to foreseeable events.

                            A           High credit quality. "A" ratings denote a low
                                        expectation of credit risk. The capacity for
                                        timely payment of financial commitments is
                                        considered strong. This capacity may,
                                        nevertheless, be more vulnerable to changes in
                                        circumstances or in economic conditions than is
                                        the case for higher ratings.

                           BBB          Good credit quality. "BBB" ratings indicate that
                                        there is currently a low expectation of credit
                                        risk. The capacity for timely payment of financial
                                        commitments is considered adequate, but adverse
                                        changes in circumstances and in economic
                                        conditions are more likely to impair this
                                        capacity. This is the lowest investment-grade
                                        category.

                            BB          Speculative. "BB" ratings indicate that there is a
                                        possibility of credit risk developing,
                                        particularly as the result of adverse economic
                                        change over time; however, business or financial
                                        alternatives may be available to allow financial
                                        commitments to be met. Securities rated in this
                                        category are not investment grade.

                            B           Highly speculative. "B" ratings indicate that
                                        significant credit risk is present, but a limited
                                        margin of safety remains. Financial commitments
                                        are currently being met; however, capacity for
                                        continued payment is contingent upon a sustained,
                                        favorable business and economic environment.

                        CCC, CC, C      High default risk. "CCC" ratings indicate that
                                        default is a real possibility. Capacity for
                                        meeting financial commitments is solely reliant
                                        upon sustained, favorable business or economic
                                        developments. A "CC" rating indicates that default
                                        of some kind appears probable. "C" ratings signal
                                        imminent default.

                        DDD, DD, D      Default. The ratings of obligations in this
                                        category are based on their prospects for
                                        achieving partial or full recovery in a
                                        reorganization or liquidation of the obligor.
                                        While expected recovery values are highly
                                        speculative and cannot be estimated with any
                                        precision, the following serve as general
                                        guidelines. "DDD" obligations have the highest
                                        potential for recovery, around 90% - 100% of
                                        outstanding amounts and accrued interest. "DD"
                                        indicates potential recoveries in the range of 50%
                                        - 90%, and "D" the lowest recovery potential;
                                        i.e., below 50%. Entities rated in this category
                                        have defaulted on some or all of their
                                        obligations. Entities rated "DDD" have the highest
                                        prospect for resumption of performance or
                                        continued operation with or without a formal
                                        reorganization process. Entities rated "DD" and
                                        "D" are generally undergoing a formal
                                        reorganization or liquidation process; those rated
                                        "DD" are likely to satisfy a higher portion of
                                        their outstanding obligations, while entities
                                        rated "D" have a poor prospect for repaying all
                                        obligations.


PLUS (+) OR MINUS (-) -- may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the AAA category, to categories below CCC, or to short-term ratings.

UNRATED -- Indicates that Fitch does not rate the issuer or issue in question.

SHORT-TERM CREDIT RATINGS -- A short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

Withdrawal may occur if the information available is inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive," indicating a potential upgrade, "Negative," for a potential downgrade, or "Evolving," if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

A Rating Outlook indicates the direction a rating is likely to move over a one to two year period. Outlooks may be positive, stable, or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, companies whose outlooks are "stable" could be downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as Evolving.

The above is a brief summary of the ratings used by Moody's, Standard & Poor's and Fitch. This information does not purport to be a complete description of the ratings and is based on information from their websites. The ratings represent their opinions as to the quality of various debt obligations. It should be emphasized, however, that ratings are not absolute standards of quality. As described by the rating agencies, ratings are generally given to securities at the time of issuances. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so.

                                   APPENDIX B

    INVESTMENT ADVISER AND SUB-ADVISER'S PROXY VOTING POLICIES AND PROCEDURES

TRANSAMERICA ASSET MANAGEMENT, INC.




            PROXY VOTING POLICIES AND PROCEDURES ("TAM PROXY POLICY")

I. Purpose


II.


The TAM Proxy Policy is adopted in accordance with Rule 206(4)-6 under the Investment Advisers Act of 1940 (the "Advisers Act") and TAM's fiduciary and other duties to its clients. The purpose of the TAM Proxy Policy is to ensure that where TAM exercises proxy voting authority with respect to client securities it does so in the best interests of the client, and that Sub-Advisers (as defined below) to TAM clients exercise voting authority with respect to TAM client securities in accordance with policies and procedures adopted by the Sub-Advisers under Rule 206(4)-6 and approved by the TAM client.


III. TAM's Advisory Activities



TAM acts as investment adviser to Transamerica Funds, Transamerica Income Shares, Inc., Transamerica Investors, Inc., Transamerica Partners Portfolios, Transamerica Asset Allocation Variable Funds, The Transamerica Partners Funds Group, The Transamerica Partners Funds Group II and Transamerica Series Trust (collectively, the "Funds"). For most of the investment portfolios comprising the Funds, TAM has delegated day-to-day management of the portfolio, including the authority to buy, sell, or hold securities in the portfolio and to exercise proxy voting authority with respect to those securities, to one or more investment sub-advisers, pursuant to sub-advisory agreements entered into between TAM and each sub-adviser (each, a "Sub-Adviser" and collectively, the "Sub-Advisers") and approved by the Board of Trustees/Directors of the client Fund (the "Board"). TAM serves as a "manager of managers" with respect to the Sub-Advisers and monitors their activities in accordance with the terms of an exemptive order granted by the Securities and Exchange Commission (Release No. IC-23379, August 5, 1998).



IV. Summary of the TAM Proxy Policy


TAM delegates the responsibility to exercise voting authority with respect to securities held in the Funds' portfolios for which one or more Sub-Advisers has been retained to the Sub-Adviser(s) for each such portfolio, in accordance with each applicable Sub-Adviser Proxy Policy (as defined below). TAM will collect and review each Sub-Adviser Proxy Policy, together with a certification from the Sub-Adviser that the Sub-Adviser Proxy Policy complies with Rule 206(4)-6, and submit these materials to the Board for approval. In the event that TAM is called upon to exercise voting authority with respect to client securities, TAM generally will vote in accordance with the recommendation of Institutional Shareholder Services, Inc. ("ISS") or another qualified independent third party, except that if TAM believes the recommendation would not be in the best interest of the relevant portfolio and its shareholders, TAM will consult the Board of the relevant Fund (or a Committee of the Board) and vote in accordance with instructions from the Board or Committee.


V. Delegation of Proxy Voting Authority to Sub-Advisers


TAM delegates to each Sub-Adviser the responsibility to exercise voting authority with respect to securities held by the portfolio(s), or portion thereof, managed by the Sub-Adviser. Each Sub-Adviser is responsible for monitoring, evaluating and voting on all proxy matters with regard to investments the Sub-Adviser manages for the Funds in accordance with the Sub-Adviser's proxy voting policies and procedures adopted to comply with Rule 206(4)-6 (each, a "Sub-Adviser Proxy Policy" and collectively, the "Sub-Adviser Proxy Policies").


VI. Administration, Review and Submission to Board of Sub-Adviser Proxy Policies


      A.    Appointment of Proxy Administrator

      TAM will appoint an officer to be responsible for collecting and reviewing the Sub-Adviser Proxy Policies and carrying out the other duties set forth herein (the "Proxy Administrator").

      B.    Initial Review

            1.    The Proxy Administrator will collect from each Sub-Adviser:

                  a)    its Sub-Adviser Proxy Policy;

                  b) a certification from the Sub-Adviser that (i) its Sub-Adviser Proxy Policy is reasonably designed to ensure that the Sub-Adviser votes client securities in the best interest of clients, and that the Sub-Adviser Proxy Policy includes an explanation of how the Sub-Adviser addresses material conflicts that may arise between the Sub-Adviser's interests and those of its clients, (ii) the Sub-Adviser Proxy Policy has been adopted in accordance with Rule 206(4)-6, and (iii) the Sub-Adviser Proxy Policy complies the terms of Rule 206(4)-6; and

                  c) a summary of the Sub-Adviser Proxy Policy suitable for inclusion in the client Fund's registration statement, in compliance with Item 13(f) of Form N-1A, and a certification to that effect.

            2. The Proxy Administrator will review each Sub-Adviser Proxy Policy with a view to TAM making a recommendation to the Board. In conducting its review, TAM recognizes that the Securities and Exchange Commission has not adopted specific policies or procedures for advisers, or provided a list of approved procedures, but has left advisers the flexibility to craft policies and procedures suitable to their business and the nature of the conflicts they may face. As a consequence, Sub-Adviser Proxy Policies are likely to differ widely. Accordingly, the Proxy Administrator's review of the Sub-Adviser Proxy Policies will be limited to addressing the following matters:

                  a) whether the Sub-Adviser Proxy Policy provides that the Sub-Adviser votes solely in the best interests of clients;

                  b) whether the Sub-Adviser Proxy Policy includes a description of how the Sub-Adviser addresses material conflicts of interest that may arise between the Sub-Adviser or its affiliates and its clients; and

                  c) whether the Sub-Adviser Proxy Policy includes both general policies and procedures as well as policies with respect to specific types of issues (for this purpose general policies include any delegation to a third party, policies relating to matters that may substantially affect the rights or privileges of security holders, and policies regarding the extent of weight given to the view of the portfolio company management; specific issues include corporate governance matters, changes to capital structure, stock option plans and other management compensation issues, and social corporate responsibility issues, among others).

            3. The Proxy Administrator will review the certification provided pursuant to paragraph 1(b) above for completeness, and will review the summary provided pursuant to paragraph 1(c) above for compliance with the requirements of Form N-1A.

            4. TAM will provide to the Board (or a Board Committee), the materials referred to in Section V.B.1. and a recommendation pursuant to the Proxy Administrator's review of the Sub-Adviser Proxy Policy provided for in
Section V.B.2.

            5. TAM will follow the same procedure in connection with the engagement of any new Sub-Adviser.

      C. Subsequent Review


      TAM will request that each Sub-Adviser provide TAM with prompt notice of any material change in its Sub-Adviser Proxy Policy. TAM will report any such changes at the next quarterly Board meeting of the applicable Fund. No less frequently than once each calendar year, TAM will request that each Sub-Adviser provide TAM with its current Sub-Adviser Proxy Policy, or certify that there have been no material changes to its Sub-Adviser Proxy Policy or that all material changes have been previously provided for review by TAM and approval by the relevant Board(s), and that the Sub-Adviser Proxy Policy continues to comply with Rule 206(4)-6.


      D. Record of Proxy Votes Exercised by Sub-Adviser

      The Proxy Administrator, or a third party as permitted by regulations issued by the Securities and Exchange Commission (such as ISS), will maintain a record of any proxy votes (including the information called for in Items 1(a) through (i) of Form N-PX) exercised by the Sub-Adviser on behalf of a portfolio of the Funds. The Proxy Administrator, or a third party as permitted by regulations issued by the Securities and Exchange Commission (such as ISS), will maintain a complete proxy voting record with respect to each Fund. If TAM utilizes the services of a third party for maintaining the records above specified, TAM shall obtain an undertaking from the third party that it will provide the records promptly upon request.


VII. TAM EXERCISE OF PROXY VOTING AUTHORITY


      A. Use of Independent Third Party

      If TAM is called upon to exercise voting authority on behalf of a Fund client, TAM will vote in accordance with the recommendations of ISS or another qualified independent third party (the "Independent Third Party"), provided that TAM agrees that the voting recommendation issued by the Independent Third Party reflects the best interests of the relevant portfolio and its shareholders.

      B. Conflict with View of Independent Third Party

      If, in its review of the Independent Third Party recommendation, TAM believes that the recommendation is not in the best interests of the Fund client, TAM will submit to the Board (or a Board Committee) its reasons for disagreeing with the Independent Third Party, as well as full disclosure of any conflict of interest between TAM or its affiliates and the Fund in connection with the vote, and seek consent of the Board (or Committee) with respect to TAM's proposed vote.

      C. Asset Allocation Portfolios

      For any asset allocation portfolio managed by TAM and operated, in whole or in part, as a "fund of funds", TAM will vote proxies in accordance with the recommendations of the Board(s) of the Fund(s). If any such asset allocation portfolio holds shares of a registered investment company that is not a portfolio of a Fund, TAM will seek Board (or Committee) consent with respect to TAM's proposed vote in accordance with the provisions of Section VI.B.


VIII. CONFLICTS OF INTEREST BETWEEN TAM OR ITS AFFILIATES AND THE FUNDS


The TAM Proxy Voting Policy addresses material conflicts that may arise between TAM or its affiliates and the Funds by, in every case where TAM exercises voting discretion, either (i) providing for voting in accordance with the recommendation of the Independent Third Party or Board(s); or (ii) obtaining the consent of the Board (or a Board Committee) with full disclosure of the conflict.


IX.      RECORDKEEPING


      A. Records Generally Maintained

      In accordance with Rule 204-2(c)(2) under the Advisers Act, the Proxy Administrator shall cause TAM to maintain the following records:

            1. the TAM Proxy Voting Policy; and

            2. records of Fund client requests for TAM proxy voting information.

      B. Records for TAM Exercise of Proxy Voting Authority

      In accordance with Rule 204-2(c)(2) under the Advisers Act, if TAM exercises proxy voting authority pursuant to Section VI above, TAM, or a third party as permitted by regulations issued by the Securities and Exchange Commission (such as ISS), shall make and maintain the following records:

            1. proxy statements received regarding matters it has voted on behalf of Fund clients;

            2. records of votes cast by TAM; and

            3. copies of any documents created by TAM that were material to deciding how to vote proxies on behalf of Fund clients or that memorialize the basis for such a decision.

      If TAM utilizes the services of a third party for maintaining the records above specified, TAM shall obtain an undertaking from the third party that it will provide the records promptly upon request.

      C. Records Pertaining to Sub-Adviser Proxy Policies

      The Proxy Administrator will cause TAM and/or a third party as permitted by regulations issued by the Securities and Exchange Commission (such as ISS), to maintain the following records:

            1. each Sub-Adviser Proxy Policy; and

            2. the materials delineated in Article V above.

      If TAM utilizes the services of a third party for maintaining the records above specified, TAM shall obtain an undertaking from the third party that it will provide the records promptly upon request.

      D. Time Periods for Record Retention

      All books and records required to maintain under this Section VIII will be maintained in an easily accessible place for a period of not less than five years from the end of the fiscal year during which the last entry was made on the record, the first two years in an appropriate office of TAM.


X. Provision of TAM Proxy Policy to Fund Clients


      The Proxy Administrator will provide each Fund's Board (or a Board Committee) a copy of the TAM Proxy Policy at least once each calendar year.


Last Revised: July 1, 2008


TRANSAMERICA INVESTMENT MANAGEMENT, LLC








ISSUE DATE: JULY 14, 2008



PROXY VOTING POLICY



I. INTRODUCTION



Normally, clients for whom Transamerica Investment Management, LLC ("TIM") has full discretionary investment authority expect TIM to vote proxies as part of TIM's authority to manage, acquire, and dispose of account assets. As such, TIM will vote on behalf of all accounts for which it has discretionary authority unless clients notify TIM in writing that they have retained the authority to vote their own proxies. A client also may ask TIM to vote its proxies in accordance with the client's specific proxy guidelines. In this situation, TIM will seek to comply with such client guidelines to the extent it would not be inconsistent with TIM's other legal responsibilities.






TIM has established a Proxy Voting Committee (the "Committee"), which has responsibility for review of proxies voted by or to be voted by TIM and the resolution of issues that may arise in the process of voting proxies.



II. STATEMENT OF POLICY



Under the Investment Advisers Act of 1940, TIM is considered a fiduciary that owes each of its clients a duty of care and loyalty with respect to all services TIM undertakes on the client's behalf, including proxy voting. TIM's policy is to vote proxies in the best interest of its clients at all times.



TIM, on occasion, may determine to abstain from voting a proxy or a specific proxy item when it concludes that the potential benefit of voting is outweighed by the cost or when it is not in the client account's best interest to vote.



III. GUIDELINES



TIM has adopted proxy voting policy guidelines (the "Guidelines") regarding certain issues that may come before shareholders from time to time. These Guidelines provide a roadmap for arriving at voting decisions and are not meant to be exhaustive of all issues that may be raised in any or all proxy ballots.












The Committee is responsible for the ongoing review and revision of the Guidelines, with such advice, participation and research as the Committee deems appropriate from TIM portfolio managers, independent third parties or other knowledgeable interested parties.



The Guidelines may be reviewed at any time upon the request of any Committee member and may be amended or deleted upon the vote of a majority of voting Committee members present at a Committee meeting for which there is a quorum.



The Committee is responsible for determining how the Guidelines will be applied to specific proxy votes, given all the facts and circumstances. With respect to any particular proxy issue, the Committee may elect to vote contrary to the Guidelines if the Committee determines that doing so is, in the Committee's judgment, in the best interest of TIM's clients.



IV. INDEPENDENT THIRD PARTY



TIM maintains the services of a qualified independent third party (currently RiskMetrics Group ("RMG") f/k/a Institutional Shareholder Services) to provide guidance on proxy voting issues, analyze proxy statements on behalf of the accounts TIM manages and recommend proxy votes generally in accordance with the Guidelines. TIM will consider the research provided by RMG when making voting decisions on proxy issues. TIM also receives Research Papers from Glass Lewis with respect to issuers and proxy voting recommendations. However, the final determination on voting rests with TIM.



Any requests for deviations from an RMG voting recommendation must be reported to the Compliance Department where an assessment will be made as to whether a potential or actual conflict of interest has impacted the request and whether the issue should be reported to the Committee for further consideration before the vote is made.



V. PROXY VOTING COMMITTEE



The Committee has responsibility for ensuring that proxy votes on behalf of TIM's clients are made in accordance with TIM's proxy voting policy.



The Committee has general responsibility for determining how to address proxy votes made on behalf of all TIM clients, except for clients who have retained the right to vote their own proxies, either generally or on any specific matter. In carrying out this responsibility, the Committee shall seek to ensure that proxy votes are made solely in the best interest of clients and are determined in a manner free from unwarranted or inappropriate influences. The Committee also oversees the overall administration of proxy voting for TIM accounts. The Committee may delegate day-to-day administrative responsibilities to other TIM personnel and/or outside service providers, as appropriate.



Issues will be raised to the Committee when needed and as appropriate to effectively carry out TIM's proxy policy. If necessary, the Committee may review written materials pertinent to the vote at hand and may hear verbal opinions from relevant portfolio managers and/or analysts as needed to fully consider the investment merits of the vote.



The Committee also may review vote recommendations from RMG or any other independent third party, particularly when questions are raised by portfolio managers or analysts on possible conflicts of interest.



The Committee will document its basis for (a) any determination to vote a particular proxy in a manner contrary to the Guidelines, (b) any determination to vote a particular proxy in a non-uniform manner among TIM accounts and (c) any other material determination made by the Committee.



The Committee meets on a semi-annual and on an as-needed basis. Committee members may meet either in person or via teleconference. The Committee will consist of at least one portfolio manager, the Chief Compliance Officer, and other staff members of TIM as the Committee may designate from time to time. Committee members may select designees in the event that they are unable to convene with the Committee.









VI. CONFLICTS OF INTEREST



When voting proxies, TIM must consider the interests of its clients and not its own interests. TIM recognizes that potential or actual material conflicts may arise between the interests of TIM and its clients that must be properly addressed and resolved before TIM votes. To address these concerns, the Committee identifies conflicts of interest and resolves them in order to avoid any impropriety or the appearance of impropriety.






Identifying Conflicts of Interest



All conflicts of interest shall be brought to the Committee's attention for resolution. The following situations may give rise to a conflict of interest:



      -     an employee has a relationship with the issuer;



      -     the issuer is an AEGON or Transamerica affiliate; or



      - any matter involving a client that generates substantial revenue for TIM, any client that is also an owner of TIM, or any other issue that the Committee determines is an actual or potential conflict.



Assessing Materiality of Conflicts of Interest and Addressing Material Conflicts of Interest



A. The Committee will determine whether a conflict of interest is material. A conflict of interest will be considered material to the extent it is determined that such conflict has the potential to influence TIM's decision-making in voting the proxy. A conflict of interest shall be deemed material in the event that the issuer that is the subject of the proxy or any executive officer of that issuer has a client relationship with TIM of the type described above. All other materiality determinations will be based on an assessment of the particular facts and circumstances.



B. If the Committee determines that a conflict of interest is not material, TIM may vote the proxies notwithstanding the existence of the conflict.

C. If the Committee determines that a conflict of interest is material, one or more of the following methods may be used to resolve the conflict, including:



      - voting in accordance with the recommendation of RMG or another independent third party;



      - disclosing the conflict to the client and obtaining its consent before voting;



      - suggesting to the client that it engage another party to vote the proxy on its behalf;



      - in the case of a conflict of interest resulting from a particular employee's personal relationships, removing such employee from the decision-making process with respect to such proxy vote; or



      - such other method as is deemed appropriate under the particular facts and circumstances, given the nature of the conflict, etc.



The Committee will periodically review and assess RMG's policies, procedures and practices with respect to the disclosure and handling of conflicts of interest.



The Minutes of the Committee meetings shall document the method used to resolve material conflicts of interest.



VII. PROVISION OF TIM'S PROXY VOTING POLICY



Advisers are required to disclose to clients the means by which they can obtain information from the adviser on how their securities were voted. Advisers also are required to describe their proxy voting policies to clients; and, upon request provide clients with a copy of those policies.



TIM will make the required disclosures in its Form ADV Part II, which is sent to all prospective clients and made available to all current clients upon request. TIM also will make available to all clients a copy of its proxy voting policy by maintaining a current version of the policy on its website at www.timllc.com. A copy of the policy will be mailed to any client at any time upon request.






Upon request from a client, the Compliance Department will coordinate with the appropriate officer of the client to provide a record of the pertinent portion of TIM's proxy voting record.



VIII. RECORDKEEPING



The Compliance Department shall maintain the following records relating to proxy voting:



      -     a copy of this policy;



      -     a copy of the Guidelines;



      - the Minutes of the Committee meetings relating to the identification and resolution of any conflicts of interest;



      - any documents created by TIM that were material to a proxy voting decision or that memorialized the basis for that decision; and



      - a copy of each written client request for information on how TIM voted proxies on behalf of the client, and a copy of any written response by TIM to any (written or oral) client request for information on how TIM voted proxies on behalf of the requesting client.



RMG shall maintain a copy of each proxy solicitation (including proxy statements) and related materials with regard to each vote.



Such records shall be maintained and preserved in an easily accessible place for a period of not less than five years from the end of the fiscal year during which the last entry was made on such record, the first two years in TIM's principal place of business. The location of all such records shall be documented in accordance with the AEGON record retention program.



In lieu of keeping copies of proxy statements, TIM may rely on proxy statements filed on the EDGAR system as well as on third party records of proxy statements and votes cast if the third party provides an undertaking to provide the documents promptly upon request.

                                   APPENDIX C


                                PORTFOLIO MANAGER


TRANSAMERICA STRATEGIC SELECTION FUND


                                   REGISTERED INVESTMENT       OTHER POOLED INVESTMENT
                                        COMPANIES                    VEHICLES                      OTHER ACCOUNTS
                                 -------------------------    --------------------------     --------------------------
 PORTFOLIO MANAGER               NUMBER    ASSETS MANAGED     NUMBER      ASSETS MANAGED     NUMBER      ASSETS MANAGED
--------------------             ------   ----------------    ------      --------------     ------    ----------------
Gary U. Rolle                       12     $3,457,180,425       2          $151,847,771        69       $1,200,245,339

                                                     FEE BASED ACCOUNTS
 (THE NUMBER OF ACCOUNTS AND THE TOTAL ASSETS IN THE ACCOUNTS MANAGED BY EACH PORTFOLIO MANAGER WITH RESPECT TO WHICH THE
                                  ADVISORY FEE IS BASED ON THE PERFORMANCE OF THE ACCOUNT.)

Gary U. Rolle                        0     $            0       0          $          0         0       $            0


CONFLICTS OF INTEREST


At TIM, individual portfolio managers may manage multiple accounts for multiple clients. In addition to the sub-advisory management of the Funds, TIM manages separate accounts for institutions and individuals. TIM manages potential conflicts between accounts through its allocation policies and procedures, internal review processes and oversight by senior management and its board of directors. TIM has developed trade allocation policies to address potential conflicts in situations where two or more accounts participate in investment decisions involving the same securities using procedures that it considers to be fair and equitable.








COMPENSATION


Portfolio managers, including the members of the executive team, are remunerated with a combination of base salary, performance-based bonus, and profit sharing or ownership interest. The overall compensation structure is reviewed annually for market competitiveness with an objective of offering compensation structures above the median as compared to our industry peers. For purposes of determining the level of performance-based compensation, potential track records (pre-tax) are based on full years of portfolio management for TIM. There are two weighted components taken into consideration for determining maximum incentive compensation amounts. These total 100% and consist of an objective and subjective component as further described below:



      - 80% Objective-portfolio performance-based calculation; based upon relative rankings of track record and return formula criteria. A portion of the objective component is necessarily subjective taking into account such items as co/multi-management responsibilities; portfolio performance upon assignment; length of time managing portfolio; customized client benchmarks; etc., in determining the portfolio manager's relative ranking. TIM's senior management and its board of directors determine the criteria to be used for evaluating how the rankings are determined for each portfolio manager under this objective component.



      - 20% Subjective-based upon additional contributions to the firm as a whole and consistent with responsibilities identified on position descriptions-for example, general research contribution, behavioral competencies (e.g. team contributions; decision making capabilities; work ethic), quality of investment ideas, managerial duties outside of core responsibility, as determined by the executive team.



Key investment personnel have ownership interests in TIM and are evaluated on an annual basis to determine additional allocations of ownership interest. Such interests entitle the owner to quarterly distribution of profits as well as certain liquidity features. The interests effectively vest over a determined time period so as to provide a retention incentive. This ownership feature is intended to create both stability and an entrepreneurial atmosphere at TIM.


OWNERSHIP OF SECURITIES


As of the date of this SAI, the portfolio manager did not beneficially own any shares of the portfolio.

PART C

                                OTHER INFORMATION

Item 23. Exhibits

List all exhibits filed as part of the Registration Statement.

(a)  Amended and Restated Declaration of Trust (18)

(b)  Bylaws (18)

(c)  Not applicable

(d)  Investment Advisory Agreements

     (1)  Investment Advisory Agreement (2)

          a. Investment Advisory Agreement (Schedule A only dated May 1, 2009) (filed herein)

     (2) Sub-Advisory Agreement on behalf of Transamerica Van Kampen Mid-Cap Growth VP (1)

          a. Amendment to Sub-Advisory Agreement on behalf of Transamerica Van Kampen Mid-Cap Growth VP (11)

          b. Amendment to Sub-Advisory Agreement on behalf of Transamerica Van Kampen Mid-Cap Growth VP (14)

     (3) Sub-Advisory Agreement on behalf of Transamerica Federated Market Opportunity VP (1)

          a. Amendment to Sub-Advisory Agreement on behalf of Transamerica Federated Market Opportunity VP (15)

          b. Amendment dated January 1, 2008 to Sub-Advisory Agreement on behalf of Transamerica Federated Market Opportunity VP (18)

     (4) Sub-Advisory Agreement on behalf of Transamerica BlackRock Large Cap Value VP (14)

     (5)  Sub-Advisory Agreement on behalf of Transamerica Third Avenue Value VP
          (1)

     (6)  Sub-Advisory Agreement on behalf of Transamerica JPMorgan Core Bond VP
          (2)

          a. Amendment to Sub-Advisory Agreement on behalf of Transamerica JPMorgan Core Bond VP (15)

     (7) Sub-Advisory Agreement on behalf of Transamerica T. Rowe Price Small Cap VP (1)

     (8)  Sub-Advisory Agreement on behalf of Transamerica Marsico Growth VP (4)

     (9) Sub-Advisory Agreement on behalf of Transamerica Legg Mason Partners All Cap VP (11)

          a. Amendment to Sub-Advisory Agreement on behalf of Transamerica Legg Mason Partners All Cap VP (14)

          b. Amendment dated January 1, 2008 to Sub-Advisory Agreement on behalf of Transamerica Legg Mason Partners All Cap VP (18)

     (10) Sub-Advisory Agreement on behalf of Transamerica JPMorgan Mid Cap Value VP (6)

     (11) Sub-Advisory Agreement on behalf of Transamerica Science & Technology
          VP) (14)

     (12) Sub-Advisory Agreement on behalf of Transamerica Templeton Global VP - Transamerica Investment Management, LLC (14)

          a. Amendment to Sub-Advisory Agreement on behalf of Transamerica Templeton Global VP - Templeton Investment Counsel, LLC (14)

     (13) Sub-Advisory Agreement on behalf of Transamerica American Century Large Company Value VP (3)

          a. Amendment to Sub-Advisory Agreement on behalf of Transamerica American Century Large Company Value VP (14)

          b. Amendment dated January 1, 2008 to Sub-Advisory Agreement on behalf of Transamerica American Century Large Company Value VP
               (18)

     (14) Sub-Advisory Agreement on behalf of Transamerica MFS International Equity VP (15)

     (15) Sub-Advisory Agreement on behalf of Transamerica Munder Net50 VP (14)

     (16) Sub-Advisory Agreement on behalf of Transamerica Clarion Global Real Estate Securities VP (5)

          a. Amendment to Sub-Advisory Agreement on behalf of Transamerica Clarion Global Real Estate Securities VP (11)

     (17) Sub-Advisory Agreement on behalf of Transamerica PIMCO Total Return VP
          (2)

     (18) Sub-Advisory Agreement on behalf of Transamerica Convertible Securities VP and Transamerica Money Market VP (2)

     (19) Sub-Advisory Agreement on behalf of Transamerica Van Kampen Large Cap Core VP (2)

     (20) Sub-Advisory Agreement on behalf of Transamerica Van Kampen Active International Allocation VP (2)

          a. Amendment to Sub-Advisory Agreement on behalf of Transamerica Van Kampen Active International Allocation VP (14)

     (21) Sub-Advisory Agreement on behalf of Transamerica T. Rowe Price Equity Income VP and Transamerica T. Rowe Price Growth Stock VP (1)

          a. Amendment to Sub-Advisory Agreement on behalf of Transamerica T. Rowe Price Equity Income VP and T. Rowe Price Growth Stock VP
               (11)

     (22) Sub-Advisory Agreement on behalf of Transamerica Capital Guardian Value VP (2)

          a. Amendment to Sub-Advisory Agreement on behalf of Transamerica Capital Guardian Value VP (11)

          b. Amendment dated January 1, 2008 to Sub-Advisory Agreements on behalf of Transamerica Capital Guardian Value VP (18)

     (23) Sub-Advisory Agreement on behalf of Transamerica Jennison Growth VP
          (2)

          a. Amendment to Sub-Advisory Agreement on behalf of Transamerica Jennison Growth VP (14)

     (24) Sub-Advisory Agreement on behalf of Transamerica Small/Mid Cap Value VP (6)

     (25) Sub-Advisory Agreement on behalf of Transamerica U.S. Government Securities VP (2)

     (26) Sub-Advisory Agreement on behalf of Transamerica JPMorgan Enhanced Index VP (2)

          a. Amendment to Sub-Advisory Agreement on behalf of Transamerica JPMorgan Enhanced Index VP (11)

     (27) Sub-Advisory Agreement on behalf of Transamerica MFS High Yield VP (2)

          a. Amendment to Sub-Advisory Agreement on behalf of Transamerica MFS High Yield VP (14)

          b. Amendment dated January 1, 2008 to Sub-Advisory Agreement on behalf of Transamerica MFS High Yield VP (18)

     (28) Sub-Advisory Agreement on behalf of Transamerica Equity VP (2)

          a. Amendment to Sub-Advisory Agreement on behalf of Transamerica Equity VP (14)

     (29) Sub-Advisory Agreement on behalf of Transamerica Growth Opportunities VP and Transamerica Value Balanced VP (4)

     (30) Sub-Advisory Agreement on behalf of Transamerica Equity II VP (5)

     (31) Sub-Advisory Agreement on behalf of Transamerica Balanced VP (6)

     (32) Morningstar Asset Allocation Management Agreement (9)

          a.   Amendment to Asset Allocation Management Agreement (11)

     (33) Form of Sub-Advisory Agreement on behalf of Transamerica Strategic Selection Fund (16)

     (34) Sub-Advisory Agreement on behalf of Transamerica Index 50 VP and Transamerica Index 75 VP (18)

     (35) Sub-Advisory Agreement on behalf of Transamerica Efficient Markets VP
          (21)

     (36) Investing Agreement on behalf of Transamerica 50 VP, Transamerica Index 75 VP and Transamerica Efficient Markets VP (18)

     (37) Sub-Advisory Agreement on behalf of Transamerica Foxhall Global Conservative VP, Transamerica Foxhall Emerging Markets/Pacific Rim VP, Transamerica Foxhall Global Growth VP and Transamerica Foxhall Global Hard Asset VP (to be filed by amendment)

     (38) Sub-Advisory Agreement on behalf of Transamerica Hanlon Balanced VP, Transamerica Hanlon Growth VP, Transamerica Hanlon Growth and Income VP and Transamerica Hanlon Managed Income VP (filed herein)

     (39) Sub-Advisory Agreement on behalf of Transamerica ProFund UltraBear VP (filed herein)

     (40) Sub-Advisory Agreement on behalf of Transamerica BlackRock Tactical Allocation VP (filed herein)

     (41) Investing Agreements on behalf of Transamerica Foxhall Global Conservative VP, Transamerica Foxhall Emerging Markets/Pacific Rim VP, Transamerica Foxhall Global Growth VP, Transamerica Foxhall Global Hard Asset VP, Transamerica Hanlon Balanced VP, Transamerica Hanlon Growth VP, Transamerica Hanlon Growth and Income VP and Transamerica Hanlon Managed Income VP (filed herein)

(e)  Distribution Agreement (1)

     (1)  Amendment to Distribution Agreement (15)

     (2)  Amended and Restated Distribution Agreement dated November 1, 2007
          (18)

     (3)  Amendment to Distribution Agreement dated May 1, 2008 (20)

     (4) Distribution Agreement (updated Schedule I only dated May 1, 2009) (filed herein)

(f)  Amended and Restated Trustees' Deferred Compensation Plan dated May 1, 2009
     (18)

(g)  Custodian Agreement dated May 1, 2002 (2)

     (1)  Amended Fee Schedule dated February 1, 2008 (23)

(h)  (1)  Administrative Services

          a.   Amendment to Administrative Services Agreement (7)

     (2) Transfer Agency Agreement, as amended through May 1, 2008 (filed herein)

     (3)  Expense Limitation Agreement (14)

          a.   Amendment to Expense Limitation Agreement dated May 1, 2008 (20)

          b. Expense Limitation Agreement (updated Schedule A and B only dated May 1, 2009) (filed herein)

     (4) Participation Agreement with Western Reserve Life Assurance Co. of Ohio dated February 27, 1991, as amended (16)

          a.   Amendment dated May 1, 2009 (filed herein)

     (5) Participation Agreement with Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, and Monumental Life Insurance Company dated July 1, 1992, as amended May 1, 2009 (filed herein)


     (6) Participation Agreement with Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company and BlackRock Variable Series Funds, Inc. on behalf of Transamerica BlackRock Global Allocation VP dated May 1, 2009 (to be filed by amendment)


(i)  Opinion of Counsel (filed herein)

(j) Consent of Independent Registered Certified Public Accounting Firm (filed herein)

(k)  Not applicable

(l)  Not applicable

(m)  Plan of Distribution under Rule 12b-1

     (1) Amended and Restated Plan of Distribution under Rule 12b-1 dated November 1, 2007 (18)

     (2) Amendment to Amended and Restated Plan of Distribution under Rule 12b-1 dated May 1, 2008 (20)

     (3) Amended and Restated Plan of Distribution under Rule 12b-1 (Schedule A only dated May 1, 2009) (filed herein)

(n)  Multiple Class Plan dated January 22, 2009 (filed herein)

(o)  Reserved

(p)  Code of Ethics

     (1)  Joint Code of Ethics dated April 4, 2008 (Adviser and Funds) (18)

     SUB-ADVISERS

     (2)  Federated Investment Management Company of Pennsylvania (10)

     (3)  Columbia Management Advisors, LLC (10)

     (4)  Transamerica Investment Management, LLC (10)

     (5)  T. Rowe Price Associates, Inc (10)

     (6)  Van Kampen Asset Management (10)

     (7)  Third Avenue Management LLC (12)

     (8)  American Century Investment Management, Inc. (10)

     (9)  Munder Capital Management (11)

     (10) ING Clarion Real Estate Securities (10)

     (11) Jennison Associates LLC (10)

     (12) MFS Investment Management (11)

     (13) Pacific Investment Management Company LLC (10)

     (14) J.P Morgan Investment Management, Inc. (10)

     (15) Morgan Stanley Investment Management, Inc. (10)

     (16) Capital Guardian Trust Company (14)

     (17) Templeton Investment Counsel, LLC (10)

     (18) Morningstar Associates, LLC (10)

     (19) ClearBridge Advisors, LLC (15)

     (20) BlackRock Investment Management, LLC (12)

     (21) AEGON USA Investment Management, LLC (19)

     (22) Foxhall Capital Management, Inc. (22)

     (23) Hanlon Investment Management, Inc. (22)

     (24) ProFund Advisors LLC (filed herein)

(q)  Powers of Attorney (17) and (18)

----------
(1) Previously filed with Post-Effective Amendment No. 36 to the Registration Statement filed on April 27, 1999 and incorporated herein by reference.

(2) Previously filed with Post-Effective Amendment No. 50 to the Registration Statement filed on April 30, 2002 and incorporated herein by reference.

(3) Previously filed with Post-Effective Amendment No. 43 to the Registration Statement filed on February 15, 2001 and incorporated herein by reference.

(4) Previously filed with Post-Effective Amendment No. 56 to the Registration Statement filed on February 28, 2003 and incorporated herein by reference.

(5) Previously filed with Post-Effective Amendment No. 58 to the Registration Statement filed on October 15, 2003 and incorporated herein by reference.

(6) Previously filed with Post-Effective Amendment No. 60 to the Registration Statement filed on April 30, 2004 and incorporated herein by reference.

(7) Previously filed with Post-Effective Amendment No. 62 to the Registration Statement filed on February 25, 2005 and incorporated herein by reference.

(8) Previously filed with Post-Effective Amendment No. 63 to the Registration Statement filed on April 22, 2005 and incorporated herein by reference.

(9) Previously filed with Post-Effective Amendment No. 64 to the Registration Statement filed on June 6, 2005 and incorporated herein by reference.

(10) Previously filed with Transamerica Funds' Post-Effective Amendment No. 77 to the Registration Statement filed on March 1, 2006 and incorporated herein by reference (File No. 33-02659).

(11) Previously filed with Post-Effective Amendment No. 66 to the Registration Statement filed on April 28, 2006 and incorporated herein by reference.

(12) Previously filed with Transamerica Funds' Post-Effective Amendment No. 81 to the Registration Statement filed on October 13, 2006 (File No. 33-02659).

(13) Previously filed with Post-Effective Amendment No. 1 to the Registration Statement on Form N-14 filed on January 31, 2007 and incorporated herein by reference (File No. 333-136346).

(14) Previously filed with Post-Effective Amendment No. 67 to the Registration Statement filed on February 28, 2007 and incorporated herein by reference.

(15) Previously filed with Post-Effective Amendment No. 68 to the Registration Statement filed on April 30, 2007 and incorporated herein by reference.

(16) Previously filed with Post-Effective Amendment No. 70 to the Registration Statement filed on July 31, 2007 and incorporated herein by reference.

(17) Previously filed with Post-Effective Amendment No. 71 to the Registration Statement filed on January 31, 2008 and incorporated herein by reference.

(18) Previously filed with Post-Effective Amendment No. 72 to the Registration Statement filed on April 29, 2008 and incorporated herein by reference.

(19) Previously filed with Transamerica Funds' Post-Effective Amendment No. 92 to the Registration Statement filed on June 12, 2008 (File No. 33-02659).

(20) Previously filed with Post-Effective Amendment No. 73 to the Registration Statement filed on August 25, 2008 and incorporated herein by reference.

(21) Previously filed with Post-Effective Amendment No. 74 to the Registration Statement filed on November 10, 2008 and incorporated herein by reference.

(22) Previously filed with Post-Effective Amendment No. 75 to the Registration Statement filed on December 5, 2008 and incorporated herein by reference.

(23) Previously filed with Transamerica Funds' Post-Effective Amendment No. 95 to the Registration Statement filed on February 27, 2009
     (File No. 33-02659).

Item 24. Persons Controlled by or under Common Control with Registrant.

To the knowledge of the Registrant, neither the Registrant nor any series thereof is controlled by or under common control with any other person. The Registrant has no subsidiaries.

Item 25. Indemnification.

Provisions relating to indemnification of the Registrant's Trustees and employees are included in Registrant's Declaration of Trust and Bylaws which are incorporated herein by reference.

Pursuant to Rule 484, insofar as indemnification for liability arising under the Securities Act of 1933 (the "Act") may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 26. Business and Other Connections of Investment Adviser.

Transamerica American Century Large Company Value VP: Sub-Adviser - American Century Investment Management Inc. ("American Century")

     American Century is located at 4500 Main Street, Kansas City, Missouri 64111. James Evans Stowers, Jr. is a Director; Jonathan Thomas is a Director; Maryanne Roepke is Chief Compliance Officer; Charles A. Etherington is Chief Legal Officer and Senior Vice President; Enrique Chang is President, Chief Executive Officer and Chief Investment Officer; and Jon Zindel is Chief Financial Officer, Chief Accounting Officer and Senior Vice President.

                                      * * *

Transamerica BlackRock Large Cap Value VP: Sub-Adviser - BlackRock Investment Management, LLC ("BlackRock"), Transamerica BlackRock Tactical Allocation VP:
Sub-Adviser - BlackRock Financial Management, Inc. ("BlackRock Financial") Transamerica BlackRock Global Allocation VP: No Sub-Adviser

     BlackRock is located at 800 Scudders Mill Road, Plainsboro, NJ 08536. BlackRock Financial is located at 40 East 52nd Street, New York, NY 10022. Laurence Douglas Fink is Chief Executive Officer; Robert Steven Kapito is President and Vice Chairman; Anne Marie Petach is Chief Financial Officer; Robert Peter Connolly is General Counsel, Secretary and Managing Director; Henrey Gabbay is Managing Director and Chief Administrative Officer; Bartholomew Angelo Battista is Managing Director and Chief Compliance Officer; John Moran Patrick is Managing Director and Treasurer; and Laurence James Carolan and Kevin Michael Klingert are Managing Directors.

                                      * * *

Transamerica Capital Guardian Value VP: Sub-Adviser - Capital Guardian Trust Company ("Capital Guardian")

Capital Guardian is located at 333 S. Hope Street, Los Angeles, CA 90071. The executive officers include:

Chairman                                          David I. Fisher
Vice Chair                                        Nancy J. Kyle
Vice Chair                                        Eugene P. Stein
President                                         Andrew F. Barth
Executive Vice President                          P. Andrew Stenovec
Senior Vice President & President, PIM Division   John B. Emerson
Senior Vice President                             Michael Ericksen
Senior Vice President & Treasurer                 Michael A. Felix
Senior Vice President & Senior Counsel            Peter C. Kelly
Senior Vice President                             Lianne K. Koeberle
Senior Vice President                             Karen A. Miller
Senior Vice President                             Robert H. Niethart
Senior Vice President                             Theodore R. Samuels
Senior Vice President                             Lionel M. Sauvage
Senior Vice President                             Eric H. Stern
Senior Vice President                             Jill A. Sumiyasu
Senior Vice President                             Alan J. Wilson
Director                                          Victor D. Kohn
Director                                          Karin L. Larson
Director                                          Jason M. Pilalas
Director                                          Marie C. Powell

                                      * * *

Transamerica Clarion Real Estate Securities VP: Sub-Adviser - ING Clarion Global Real Estate Securities, L.P. ("Clarion")

     Clarion is located at 201 King of Prussia Road, Radnor, PA 19087. Its officers are: T. Ritson Ferguson, Executive Officer/Chief Investment Officer; Jarrett B. Kling, Executive Officer; Stephen J. Furnary, Executive Officer, Steven D. Burton, Executive Officer; and Joseph P. Smith, Executive Officer.

                                      * * *

Transamerica Federated Market Opportunity VP: Sub-Adviser - Federated Equity Management Company of Pennsylvania ("Federated")

     Federated is located at Federated Investors Tower, Pittsburgh, PA 15222-3779. It is a subsidiary of Federated Investors, Inc.

     Federated serves as investment adviser to a number of investment companies and private accounts. Total assets under management by Federated and other subsidiaries of Federated Investors, Inc. is approximately $407 billion. The Trustees of Federated, their position with Federated, and, in parenthesis, their principal occupations are as follows: J. Christopher Donahue, Trustee and Chairman (Chief Executive Officer and Trustee, Federated Investors, Inc.; Chairman and Director, Federated Investment

Management Company, Federated Advisory Services Company, Federated Global Investment Management Corp., Federated MDTA LLC.; Chairman, Passport Research, Ltd.; Trustee, Federated Investment Counseling, Federated Asset Management GmbH (Germany), Federated International Holdings BV (The Netherlands), Federated International Management Limited (Ireland) and Federated Shareholder Services Company; Director, Federated Services Company); John B. Fisher, Trustee, Chief Executive Officer and President (Trustee, Chief Executive Officer and President of Federated Investment Management Company, Federated Advisory Services Company, Federated Global Investment Management Corp., Federated MDTA LLC.; Trustee and President - Investment Research, Federated Investment Counseling; Chief Executive Officer and President, Passport Research, Ltd.); Thomas R. Donahue, Trustee and Treasurer (Trustee, Vice President, Chief Financial Officer and Treasurer, Federated Investors, Inc.; Trustee and Treasurer, Federated Investment Management Company, Federated Advisory Services Company, Federated Investment Counseling, Federated Administrative Services, Inc., Federated Global Investment Management Corp., Federated Investors Trust Company, Federated Services Company and Federated Shareholder Services Company; Trustee and Executive Vice President, Federated Securities Corp.; Director and President, FII Holdings, Inc.; Treasurer, Federated Administrative Services and Passport Research, Ltd.; Trustee, Federated MDTA LLC.); Stephen F. Auth, Executive Vice President (Executive Vice President, Federated Advisory Services Company, Federated Global Investment Management Corp. and Federated Investment Counseling); Mark D. Olson, Trustee (Trustee, Federated Investment Management Company, Federated Advisory Services Company, Federated Investment Counseling, Federated Shareholder Services Company; Partner, Wilson, Halbrook & Bavard, 107
W. Market Street, Georgetown, Delaware 19947). The business address of the Trustees, with the exception of Mark D. Olson, is Federated Investors Tower, Pittsburgh, PA 15222-3779.

     The remaining Officer of Federated is Secretary and Vice President: G. Andrew Bonnewell.

     The business address of each of the Officers of Federated is Federated Investors Tower, Pittsburgh, PA 15222-3779. These individuals are also officers of some of the investment advisers to other mutual funds.

                                      * * *

Transamerica Foxhall Global Conservative VP, Transamerica Foxhall Emerging Markets/Pacific Rim VP, Transamerica Foxhall Global Growth VP, Transamerica Foxhall Global Hard Asset VP: Sub-Adviser - Foxhall Capital Management, Inc. ("Foxhall")

     Foxhall is located at 1613 Duke Street, Alexandria, VA 22314. Its officers and directors are: Paul G. Dietrich, Chairman, Chief Executive Officer, and Co-Chief Investment Officer; Ed Oberholtzer, Director and President; General Crosbie E. Saint, Director; Hayward L. Sawyer, Director; William F. Sittmann, Director; Martin N. Speroni, Director; Myla Chadwick, Chief Operating Officer; Heather J. Leonard, Chief Compliance Officer, Chief Financial Officer and Corporate Secretary; David H. Morton, Chief Research Officer and Co-Chief Investment Officer; David H. Parker, Chief Marketing and Sales Officer; Vicki Smelley, Assistant Corporate Secretary.

                                      * * *

Transamerica Hanlon Balanced VP, Transamerica Hanlon Growth VP, Transamerica Hanlon Growth and Income VP and Transamerica Hanlon Managed Income VP:
Sub-Adviser - Hanlon Investment Management, Inc. ("Hanlon")

     Hanlon is located at 3393 Bargaintown Road, Suite 200, Egg Harbor Township, NJ 08234. Its officers are: Sean Hanlon, Chairman, CEO and Chief Investment Officer; Dierdre A. Downham, Chief Compliance Officer; Donald Williams, Portfolio Manager.

                                      * * *

Transamerica Index 50 VP, Transamerica Index 75 VP and Transamerica Efficient Markets VP: Sub-Adviser - AEGON USA Investment Management, LLC ("AUIM")

AUIM is located at 4333 Edgewood Road NE, Cedar Rapids, Iowa 52499. Its officers and board of managers and are:

MANAGERS:

     David L. Blankenship
     David M. Carney
     Joel L. Coleman
     Eric B. Goodman

OFFICERS:

Eric B. Goodman, President & Chief Investment Officer
Bradley J. Beman, Executive Vice President - Head of Fixed Income
David L. Blankenship, Executive Vice President and Chief Operating Officer
Josh E. Braverman, Executive Vice President
Kirk W. Buese, Executive Vice President - Private and Structured Finance
David M. Carney, Executive Vice President, Treasurer and Chief Financial Officer Joel L. Coleman, Executive Vice President - Portfolio Management
Frank E. Collecchia, Executive Vice President
Daniel P. Fox, Executive Vice President - Risk Management
Mark E. Dunn, Senior Vice President
Robert Fitzsimmons, Senior Vice President
Kevin A. Giles, Senior Vice President - New Initiatives
David R. Halfpap, Senior Vice President
Karen E. Hufnagel, Senior Vice President
William L. Hurwitz, Senior Vice President
Calvin W. Norris, Senior Vice President
Eric C. Perry, Senior Vice President
Stephanie M. Phelps, Senior Vice President
James K. Schaeffer, Jr., Senior Vice President
Sarvjeev S. Sidhu, Senior Vice President
Michael B. Simpson, Senior Vice President
Jon L. Skaggs, Senior Vice President
Robert A. Smedley, Senior Vice President
Jeffrey A. Whitehead, Senior Vice President
John F. Bailey, Vice President
James K. Baskin, Vice President
Gregg A. Botkin, Vice President
James K. Cameron, Vice President
Martin Coppens, Vice President
Garry E. Creed, Vice President
Douglas A. Dean, Vice President
Bradley D. Doyle, Vice President
Cindy Eason-Manning, Vice President
Mark D. Evans, Vice President
Julie A. Franklin, Vice President
Scott P. Hassenstab, Vice President
Eric Henderson, Vice President
William J. Henricksen, Vice President
David Hopewell, Vice President
Frederick B. Howard, Vice President
Jon D. Kettering, Vice President
Stephen M. Lempa, Vice President
John D. Marcsik, Vice President
Angela S. Matson, Vice President
Jeremy S. Mead, Vice President

Steven P. Opp, Vice President
Christopher D. Pahlke, Vice President
Michael J. Parrish, Vice President
Mary T. Pech, Vice President
Greg A. Podhajsky, Vice President
Josua D. Prieskorn, Vice President
Stacey S. Rutledge, Vice President
Michael S. Smith, Vice President
J. Staley Stewart, Vice President
Debra R. Thompson, Vice President
Michael A. Urban, Vice President
Xueqing Wang, Vice President
Douglas A. Weih, Vice President
M. Christina Galligan, Assistant Vice President
Paul J. Houk, General Counsel and Secretary
Jessica L. Cole, Chief Compliance Officer
Clint L. Woods, Assistant Secretary
Daniel Seward, Assistant Treasurer
Stephanie Steele, Assistant Treasurer

                                      * * *

Transamerica Jennison Growth VP: Sub-Adviser - Jennison Associates LLC ("Jennison")

     Jennison is organized under the laws of Delaware as a single member liability company whose sole member is Prudential Investment Management, Inc., which is a direct, wholly owned subsidiary of Prudential Asset Management Holding Company LLC, which is a direct, wholly owned subsidiary of Prudential Financial, Inc. Jennison provides investment management services primarily to corporations, trusteed pension and profit-sharing plans, charitable organizations, endowments, insurance separate accounts, affiliated and third-party mutual funds, other commingled funds and individually managed accounts for managed account programs sponsored by broker dealers.

     The business and other connections of Jennison's directors and principal executive officers are set forth below. Except as otherwise indicated, the address of each person is 466 Lexington Avenue, New York, New York 10017.

NAME AND ADDRESS                                PRINCIPAL OCCUPATION
----------------                   ---------------------------------------------
Dennis M. Kass                     Director, Chairman and Chief Executive
                                   Officer, Jennison. Chairman and Manager,
                                   Quantitative Management Associates LLC
                                   ("QM"). Director, Senior Managing Director
                                   and Vice President, Prudential Investment
                                   Management, Inc. ("PIM").

Spiros Segalas                     Director, President and Chief Investment
                                   Officer, Jennison.

Mehdi A. Mahmud                    Director, Vice Chairman, Managing Director
                                   and Chief Operating Officer, Jennison.

Kathleen A. McCarragher            Director and Managing Director, Jennison.

Bernard B. Winograd                Director, Jennison. Executive Vice President,
Gateway Center Three, 15th Floor   The Prudential Insurance Company of America
100 Mulberry Street                ("PICA"). Executive Vice President,
Newark, NJ 07102                   Prudential Financial, Inc.

Charles F. Lowrey                  Director, Jennison. Executive Vice President,
                                   Prudential Investment Management Services
                                   LLC. President, Chairman, Chief Executive
                                   Officer and Director, PIM. Chairman, Chief
                                   Executive Officer and Manager, Prudential
                                   Asset Management Holding Company LLC.

Ronald K. Andrews                  Director, Jennison. Senior Vice President,
Gateway Center Three,              Prudential Investments LLC ("PI"). Member,
100 Mulberry Street                Board of Managers, QM.
Newark, New Jersey 07102

Mirry M. Hwang                     Secretary, Vice President and Chief Legal
                                   Officer, Jennison. Assistant Secretary,
                                   Prudential Trust Company.

Joseph M. Carrabes                 Executive Vice President, Jennison.

NAME AND ADDRESS                                PRINCIPAL OCCUPATION
----------------                   ---------------------------------------------
Kenneth Moore                      Treasurer, Executive Vice President and Chief
                                   Financial Officer, Jennison. Chief Financial
                                   Officer, Manager and Vice President, QM. Vice
                                   President, PIM. Director, Prudential Trust
                                   Company.

Stuart S. Parker                   Executive Vice President, Jennison. Senior
                                   Vice President, PI. Vice President, QM.

Leslie S. Rolison                  Executive Vice President, Jennison. Vice
                                   President, QM.

                                      * * *

Transamerica JPMorgan Enhanced Index VP and Transamerica JPMorgan Mid Cap Value
VP: Sub-Adviser - J.P. Morgan Investment Management Inc. ("JPMIM") - Transamerica JPMorgan Core Bond VP: Sub-Adviser - JPMorgan Investment Advisors Inc. ("JPMorgan")

     The principal business address of JPMIM is 245 Park Avenue, New York, NY 10167. JPMIM is a registered investment adviser under the Advisers Act.

NAME AND POSITION                                         NAME OF          CONNECTION WITH
WITH INVESTMENT ADVISER                                OTHER COMPANY        OTHER COMPANY
-----------------------                             -------------------   -----------------
Evelyn V. Guernsey                                  JPMorgan Investment   Chairperson,
   President, Director,                             Advisors Inc.         President and CEO
   Managing Director
George C.W. Gatch                                             --                  --
   Director, Managing Director
Seth P. Bernstein                                             --                  --
   Global Head of Fixed Income, Managing Director
Lawrence M. Unrein                                            --                  --
   Director, Managing Director
Martin R. Porter                                              --                  --
   Global Head of Equities, Managing Director
Clive S. Brown                                                --                  --
   Director, Managing Director
Scott E. Richter                                              --                  --
   Secretary
Joseph K. Azelby                                              --                  --
   Director, Managing Director
Paul A. Quinsee                                               --                  --
   Director, Managing Director
John H. Hunt                                                  --                  --
   Director, Managing Director
Richard T. Madsen                                             --                  --
   Director, Managing Director
Joseph J. Bertini                                             --                  --
   Chief Compliance Officer

     JPMorgan is a wholly owned subsidiary of JPMorgan Chase & Co. JPMorgan provides investment management and related services for corporate, public and union employee benefit funds, foundations, endowments, insurance companies and government agencies.

     The directors and principal officers of JPMorgan are listed below. Unless otherwise indicated, each director and officer has a principal business address of 245 Park Avenue, New York, New York 10167: Evelyn V. Guernsey, Managing Director, Director and President; George C.W. Gatch, Director, Managing Director; Lawrence Unrein, Director, Managing Director; Head of Private Equity and Hedge Funds; Seth P. Bernstein, Managing Director, Global Head of Fixed Income; Clive S. Brown, Director, Managing Director, Head of International Business; Iiman A. Pappas, Managing Director, Treasurer; Joseph K. Azelby, Managing Director, Head of Real Estate; Susan M. Canning, Vice President.

     JPMorgan is located at 1111 Polaris Parkway, Suite B2, Columbus, Ohio
43240.

                                      * * *

Transamerica Legg Mason Partners All Cap VP: Sub-Adviser - ClearBridge Advisors, LLC ("ClearBridge")

     ClearBridge , 620 Eighth Avenue, New York, New York 10018, serves as sub-adviser to Transamerica Legg Mason Partners All Cap. The directors and officers are as follows: Peter E. Sundman, President & CEO; Terrence J. Murphy is Chief Operating Officer; Harry D. Cohen is Chief Investment Officer; Barbara Brooke Manning is General Counsel & Chief Compliance Officer; and Mark R. Fetting, and Charles J. Daley are Directors.

                                      * * *

Transamerica Marsico Growth VP: Sub-Adviser - Columbia Management Advisors, LLC ("Columbia")

     Columbia is located at 100 Federal Street, Boston, MA 02110. Michael A. Jones, Chairman, President, Chief Executive Officer, and Manager; Colin Moore, Chief Investment Officer; Atul Varma, Chief Financial Officer; Kevin Connaughton, Head of Mutual Funds and Manager; Linda J. Wondrack, Chief Compliance Officer.

                                      * * *

Transamerica MFS High Yield VP and Transamerica MFS International Equity VP:
Sub-Adviser - MFS Investment Management ("MFS")

     MFS is located at 500 Boylston Street, Boston, Massachusetts 02116. The Directors of MFS are Robert C. Pozen, Robert J. Manning, Donald A. Stewart, Jon
A. Boscia, and Kevin Dougherty. Mr. Pozen is Chairman of MFS and Chairman of the Board; Mr. Manning is Chief Executive Officer, Chief Investment Officer, and President; Martin E. Beaulieu is Executive Vice President and Director of Global Distribution; Robin A. Stelmach is Executive Vice President and Chief Operating Officer; Maria F. Dwyer is Executive Vice President, Chief Regulatory Officer and Chief Compliance Officer; Elizabeth Petipas is Chief Financial Officer and Treasurer; Mark N. Polebaum is Executive Vice President, General Counsel and Secretary; David A. Antonelli is Executive Vice President, Chief Investment Officer of Non-U.S. and Global Equity Investments and Co-Director of Global Research; Michael W. Roberge is Executive Vice President, Chief Investment Officer of U.S. Investments and Co-Director of Global Research; Kimberly M. Collins, Ethan D. Corey, Daniel W. Finegold, Mitchell C. Freestone, Susan S. Newton, Genevieve D. Pluhowski, and Lisa A. Sheeler are Assistant Secretaries; and Timothy Tierney is Tax Officer and Assistant Treasurer.

                                      * * *

Transamerica Munder Net50 VP: Sub-Adviser - Munder Capital Management ("Munder")

     Munder, located at 480 Pierce Street, Birmingham, MI 48009, performs investment advisory services for investment companies and institutional and individual investors. The partners of Munder are Munder Capital Holdings, LLC, which owns approximately 95.5% of Munder Capital Management, and Munder Capital Holdings II, LLC, which owns approximately 0.5% of Munder.

     As of December 31, 2007, the ownership of Munder was as follows: Sixty-five Munder Capital employees hold partnership units representing 21.9% of the firm's value with an opportunity to increase their interest to over 30% (or approximately 35% of the outstanding voting power) within the next five years; Crestview Partners GP, L.P. and its affiliates hold units representing 65.8% of the firm's value; and other minority-interest investors hold units totaling 12.3% of the firm's value.

Executive Officers of Munder include:

John S. Adams, Chief Executive Officer and Chief Investment Officer, who also serves as President and Principal Executive Officer of The Munder Funds, President and Chief Investment Officer of Pierce Street Advisors, LLC;

Remi J. Browne, Managing Director, International Equity Team;

Tony Y. Dong, Vice Chairman and Senior Portfolio Manager;

Sharon E. Fayolle, Managing Director, Cash Management, who is also a Registered Representative for Funds Distributor, LLC, an affiliate of Foreside Financial Group, LLC;

James V. FitzGerald, Managing Director of Distribution and Chief Marketing Officer, who is also a Registered Representative for Funds Distributor, Inc., an affiliate of Foreside Financial Group, LLC;

Peter K. Hoglund, Managing Director, Chief Administrative Officer, who also serves as Vice President and Principal Financial Officer of The Munder Funds, and Chief Administrative Officer of Pierce Street Advisors, LLC;

Anne K. Kennedy, Managing Director, Institutional Investment Services, who is also a Registered Representative for Funds Distributor, Inc., an affiliate of Foreside Financial Group, LLC;

Beth Obear, Managing Director, Human Resources;

Peter G. Root, Managing Director, Chief Investment Officer - Fixed Income, who is also a Registered Representative for Funds Distributor, Inc., an affiliate of Foreside Financial Group, LLC; and

Stephen J. Shenkenberg, Managing Director, General Counsel and Chief Compliance Officer, who also serves as Vice President, Secretary, Chief Legal Officer and Chief Compliance Officer of The Munder Funds, General Counsel and Chief Compliance Officer of Pierce Street Advisors, LLC.

                                      * * *

Transamerica PIMCO Total Return VP: Sub-Adviser - Pacific Investment Management Co LLC ("PIMCO")

PIMCO is located at 840 Newport Center Drive, Newport Beach, California 92660.

Arnold, Tammie J.                     Pacific Investment Mgt Co. LLC   Head, Global Retail Distr   Managing Director
Baker, Brian P.                       PIMCO Hong Kong                  Account Manager             Managing Director
Balls, Andrew Thomas                  PIMCO Europe Limited             Head, Euro Portfolio Mgmt   Managing Director
Benz II, William R.                   PIMCO Europe Limited             Head of PIMCO EMEA          Managing Director
Bhansali, Vineer                      Pacific Investment Mgt Co. LLC   Portfolio Manager           Managing Director
Callin, Sabrina C.                    Pacific Investment Mgt Co. LLC   StocksPLUS Product Mgr      Managing Director
Cupps, Wendy W.                       Pacific Investment Mgt Co. LLC   Head, Product Management    Managing Director
Dawson, Craig A.                      Pacific Investment Mgt Co. LLC   Head, Prod Mgmt-Europe      Managing Director
Dialynas, Chris P.                    Pacific Investment Mgt Co. LLC   Portfolio Manager           Managing Director
El-Erian, Mohamed A.                  Pacific Investment Mgt Co. LLC   CEO & Co-CIO                Managing Director
Flattum, David C.                     Pacific Investment Mgt Co. LLC   General Counsel             Managing Director
Gross, William H.                     Pacific Investment Mgt Co. LLC   Founder, CIO-Sr Port Mgr    Managing Director
Harris, Brent Richard                 Pacific Investment Mgt Co. LLC                               Managing Director
Hodge, Douglas M.                     PIMCO Japan Limited              Director, Asia Pacific      Managing Director
Holden, Brent L.                      Pacific Investment Mgt Co. LLC   Co-Hd of US Acct Mgmt       Managing Director
Ivascyn, Daniel J.                    Pacific Investment Mgt Co. LLC   Portfolio Manager           Managing Director
Jacobs IV, Lew W.                     Pacific Investment Mgt Co. LLC   Head of Talent Management   Managing Director
Kiesel, Mark R.                       Pacific Investment Mgt Co. LLC   Portfolio Manager           Managing Director
Lown, David C.                        Pacific Investment Mgt Co. LLC   Technology & Operations     Managing Director
Mather, Scott A.                      Pacific Investment Mgt Co. LLC   Head, PM Global Desk        Managing Director
McCulley, Paul A.                     Pacific Investment Mgt Co. LLC   Portfolio Manager           Managing Director
McDevitt, Joseph V.                   PIMCO Europe Limited             Head, PIMCO Europe          Managing Director
Mewbourne, Curtis A.                  Pacific Investment Mgt Co. LLC   Portfolio Manager           Managing Director
Muzzy, James Frederic                 Pacific Investment Mgt Co. LLC   Founder, Head, Bus Dev US   Managing Director

Otterbein, Thomas J.                  Pacific Investment Mgt Co. LLC   Co-Hd of US Acct Mgmt       Managing Director
Powers, William C.                    Pacific Investment Mgt Co. LLC   Portfolio Manager           Managing Director
Ravano, Emanuele                      PIMCO Europe Limited                                         Managing Director
Schmider, Ernest L.                   Pacific Investment Mgt Co. LLC   Head of Funds Admin         Managing Director
Short, Jonathan D.                    Pacific Investment Mgt Co. LLC   Head, Inst Bus Dev          Managing Director
Simon, W Scott                        Pacific Investment Mgt Co. LLC   Portfolio Manager           Managing Director
Takano, Makoto                        PIMCO Japan Limited              President of PIMCO Japan    Managing Director
Weil, Richard M.                      Pacific Investment Mgt Co. LLC   Chief Operating Officer     Managing Director
Worah, Mihir P.                       Pacific Investment Mgt Co. LLC   Portfolio Manager           Managing Director
Zhu, Changhong                        Pacific Investment Mgt Co. LLC   Portfolio Manager           Managing Director
Amey, Mike                            PIMCO Europe Limited             Portfolio Manager           Executive VP
Anderson, Joshua M.                   Pacific Investment Mgt Co. LLC   Portfolio Manager           Executive VP
Andrews, David S.                     Pacific Investment Mgt Co. LLC   Credit Analyst              Executive VP
Beaumont, Stephen B.                  Pacific Investment Mgt Co. LLC   Account Manager             Executive VP
Bishop, Gregory A.                    Pacific Investment Mgt Co. LLC   Financial Inter Group       Executive VP
Blau, Volker                          Germany Fixed Income             Head Insurance              Executive VP
Bodereau, Philippe                    PIMCO Europe Limited             Credit Analyst              Executive VP
Bosomworth, Andrew                    Germany Fixed Income             Head Munich Port Mgmt       Executive VP
Bridwell, Jennifer S                  Pacific Investment Mgt Co. LLC   Mortgage Product Manager    Executive VP
Brittain, WH Bruce                    Pacific Investment Mgt Co. LLC   Structured Product Mgr      Executive VP
Clarida, Richard H                    Pacific Investment Mgt Co. LLC   Global Strategic Advisor    Executive VP
Conseil, Cyrille R.                   Pacific Investment Mgt Co. LLC   Portfolio Manager           Executive VP
Cummings, John B.                     Pacific Investment Mgt Co. LLC   Portfolio Manager           Executive VP
Dada, Suhail H.                       PIMCO Europe Limited             Head, Middle East Bus Dev   Executive VP
Davies, Mark John                     Pacific Investment Mgt Co. LLC   Global Head, Risk Mgmt      Executive VP
De Leon, William G.                   Pacific Investment Mgt Co. LLC   EVP, Portfolio Manager      Executive VP
Devlin, Edward                        Pacific Investment Mgt Co. LLC   Portfolio Manager           Executive VP
Durham, Jennifer E.                   Pacific Investment Mgt Co. LLC   Chief Compliance Officer    Executive VP
Fisher III, David N.                  Pacific Investment Mgt Co. LLC   Global Product Manager      Executive VP
Foong, Hock Meng                      PIMCO Asia Pte Ltd               Acct Mgr / Office Head      Executive VP
Fournier, Joseph A.                   PIMCO Europe Limited             Account Manager             Executive VP
Fuhrmann, Dorothee J.                 PIMCO Europe Limited             Product Manager             Executive VP
Fulford III, Richard F.               PIMCO Europe Limited             Account Manager             Executive VP
Gleason, George Steven                Pacific Investment Mgt Co. LLC   Account Manager             Executive VP
Gomez, Michael A.                     Pacific Investment Mgt Co. LLC   Emerging Market Port Mgr    Executive VP
Graham, Stuart Thomson                PIMCO Canada                     Head, PIMCO Canada          Executive VP
Greer, Robert J.                      Pacific Investment Mgt Co. LLC   Real Return Product Mgr     Executive VP
Hally, Gordon C.                      Pacific Investment Mgt Co. LLC   Account Manager             Executive VP
Hardaway, John P.                     Pacific Investment Mgt Co. LLC   Mgr, Mut Funds Operations   Executive VP
Harumi, Kazunori                      PIMCO Japan Limited              Client Svcs - Pension       Executive VP
Holloway Jr., Dwight F.               PIMCO Europe Limited             Account Manager             Executive VP
Hudoff, Mark T.                       Pacific Investment Mgt Co. LLC   Portfolio Manager           Executive VP
King, Stephanie Lorraine              Pacific Investment Mgt Co. LLC   Account Manager             Executive VP
Lehavi, Yanay                         Pacific Investment Mgt Co. LLC   Senior Developer            Executive VP
Lettich, Bruno Joseph                 Pacific Investment Mgt Co. LLC   Portfolio Manager           Executive VP
Louanges, Matthieu                    Germany Fixed Income             Head, Port. Business Mgmt   Executive VP
Masanao, Tomoya                       PIMCO Japan Limited              Portfolio Manager           Executive VP

McCray, Mark V.                       Pacific Investment Mgt Co. LLC   Portfolio Manager           Executive VP
Mead, Robert                          PIMCO Australia Pty. Ltd.        Portfolio Manager           Executive VP
Miller, John M.                       Pacific Investment Mgt Co. LLC   Account Manager             Executive VP
Millimet, Scott A.                    Pacific Investment Mgt Co. LLC   Account Manager             Executive VP
Minaki, Haruki                        PIMCO Japan Limited              Head Legal, Japan           Executive VP
Mogelof, Eric J.                      Pacific Investment Mgt Co. LLC   Account Manager             Executive VP
Monson, Kristen S.                    Pacific Investment Mgt Co. LLC   Account Manager             Executive VP
Moore, James F.                       Pacific Investment Mgt Co. LLC   Product Mgr, Pension Spec   Executive VP
Morena, Robert                        Pacific Investment Mgt Co. LLC   Head, Inst Bus Dev NY       Executive VP
Murata, Alfred T.                     Pacific Investment Mgt Co. LLC   Portfolio Manager           Executive VP
Okun, Eric Alan                       Pacific Investment Mgt Co. LLC   Senior Manager              Executive VP
Ong, Arthur Y.D.                      Pacific Investment Mgt Co. LLC   Attorney                    Executive VP
Ongaro, Douglas J.                    Pacific Investment Mgt Co. LLC   Head, Fin Inter Group       Executive VP
Osses, Guillermo Ariel                Pacific Investment Mgt Co. LLC   Emerging Market Analyst     Executive VP
Ozeki, Koyo                           PIMCO Japan Limited              Hd, Asian Credit Research   Executive VP
Parikh, Saumil H.                     Pacific Investment Mgt Co. LLC   Portfolio Manager           Executive VP
Park, Jung                            PIMCO Hong Kong                  Business Development        Executive VP
Paulson, Bradley W.                   Pacific Investment Mgt Co. LLC   Head Global Legal/Compl.    Executive VP
Philipp, Elizabeth M.                 Pacific Investment Mgt Co. LLC   Account Manager             Executive VP
Porterfield, Mark J.                  Pacific Investment Mgt Co. LLC   Media & Public Relations    Executive VP
Posch, Brigitte                       Pacific Investment Mgt Co. LLC   Portfolio Manager, EM       Executive VP
Rodosky, Stephen A.                   Pacific Investment Mgt Co. LLC   Portfolio Manager           Executive VP
Ruthen, Seth R.                       Pacific Investment Mgt Co. LLC   Account Manager             Executive VP
Sargent, Jeffrey M.                   Pacific Investment Mgt Co. LLC   Chief Admin. Officer EMEA   Executive VP
Schneider, Jerome M                   Pacific Investment Mgt Co. LLC   Portfolio Manager           Executive VP
Spajic, Luke Drago                    PIMCO Europe Limited             Head - Pan Euro Credit PM   Executive VP
Stracke, Thibault C.                  Pacific Investment Mgt Co. LLC   Co-Head - Credit Research   Executive VP
Streiff, Thomas F.                    Pacific Investment Mgt Co. LLC   Product Mgr, Retirement     Executive VP
Strelow, Peter G                      Pacific Investment Mgt Co. LLC   Mgr, Mutual Funds Admin     Executive VP
Taborsky, Mark A.                     Pacific Investment Mgt Co. LLC   Product Manager, AA         Executive VP
Tarman, Daniel I                      Pacific Investment Mgt Co. LLC   Head of Mktg Communctns     Executive VP
Toloui-Tehrani, Ramin                 Pacific Investment Mgt Co. LLC   Portfolio Manager           Executive VP
Tournier, Eve Anne Celine             Pacific Investment Mgt Co. LLC   Portfolio Manager           Executive VP
Tyson, Richard E.                     Pacific Investment Mgt Co. LLC   Senior Operations Manager   Executive VP
van Heel, Marc                        PIMCO Europe Limited             Head, Bus Dev NLD/BEL       Executive VP
Ward, Jim                             Pacific Investment Mgt Co. LLC   Head of Human Resources     Executive VP
Wilson, John F.                       PIMCO Australia Pty. Ltd.        Head, Bus Dev Australia     Executive VP
Wilson, Susan L.                      Pacific Investment Mgt Co. LLC   Account Manager             Executive VP
Witt, Frank                           Germany Fixed Income             Head, Bus Dev DEU/AUT       Executive VP
Wood, George H.                       Pacific Investment Mgt Co. LLC   Account Manager             Executive VP
Young, Robert O.                      Pacific Investment Mgt Co. LLC   Account Manager             Executive VP
Yu, Cheng-Yuan                        Pacific Investment Mgt Co. LLC   Financial Engineer          Executive VP
Afrasiabi, Mark Saied                 Pacific Investment Mgt Co. LLC   Credit Analyst              Sr. Vice President
Ahto, Laura A.                        PIMCO Europe Limited             Head-Ops,Admin,Euro Funds   Sr. Vice President
Anctil, Stacie D.                     Pacific Investment Mgt Co. LLC   Pricing Manager             Sr. Vice President
Arora, Amit                           Pacific Investment Mgt Co. LLC   Portfolio Manager           Sr. Vice President
Baburek, Daniel                       PIMCO Japan Limited              Portfolio Manager           Sr. Vice President
Beck, Lee Davison                     Pacific Investment Mgt Co. LLC   Account Manager             Sr. Vice President
Berman, Scott Michael                 Pacific Investment Mgt Co. LLC   Portfolio Manager           Sr. Vice President
Berndt, Andreas                       Germany Fixed Income             Portfolio Manager           Sr. Vice President
Blair, David James                    Pacific Investment Mgt Co. LLC   Credit Analyst              Sr. Vice President
Blomenkamp, Felix                     Germany Fixed Income             Head ABS                    Sr. Vice President
Blute, Ryan Patrick                   PIMCO Europe Limited             Product Manager             Sr. Vice President
Bradshaw, Myles Emmerson Charles      PIMCO Europe Limited             Portfolio Manager           Sr. Vice President

Broadwater, Kevin M.                  Pacific Investment Mgt Co. LLC   Attorney                    Sr. Vice President
Brown, Erik C.                        Pacific Investment Mgt Co. LLC   Tax Manager                 Sr. Vice President
Bui, Giang H.                         Pacific Investment Mgt Co. LLC   Structured Credit Analyst   Sr. Vice President
Burns, Michael A.                     PIMCO Europe Limited             Account Manager             Sr. Vice President
Carnachan, Robert Scott               PIMCO Hong Kong                  Asia Ex-Jpn Legal Counsel   Sr. Vice President
Cavalieri, John R.                    Pacific Investment Mgt Co. LLC   Product Mgr, Real Return    Sr. Vice President
Chen, Wing-Harn                       Pacific Investment Mgt Co. LLC   Credit Analyst              Sr. Vice President
Colter Jr., Eugene Maynard            Pacific Investment Mgt Co. LLC   Head, Messaging & Content   Sr. Vice President
Cressy, Jonathan B.                   Pacific Investment Mgt Co. LLC   Account Manager             Sr. Vice President
Damodaran, Kumaran K                  Pacific Investment Mgt Co. LLC   Portfolio Manager           Sr. Vice President
Darling, James                        PIMCO Canada                     Account Manager             Sr. Vice President
Dorff, David J.                       Pacific Investment Mgt Co. LLC   Financial Engineer          Sr. Vice President
Dorrian, Peter G.                     PIMCO Australia Pty. Ltd.        Head, Remarketing           Sr. Vice President
Eedes, Linda                          PIMCO Europe Limited             Account Manager             Sr. Vice President
Emons, Ben                            Pacific Investment Mgt Co. LLC   Portfolio Manager           Sr. Vice President
Feeny, Martin E.                      Pacific Investment Mgt Co. LLC   Account Manager             Sr. Vice President
Ferber, Steven Ellis                  Pacific Investment Mgt Co. LLC   DC Channel, Business Dev.   Sr. Vice President
Fields, Robert A.                     Pacific Investment Mgt Co. LLC   Muni Product Manager        Sr. Vice President
Fisher, Marcellus M.                  Pacific Investment Mgt Co. LLC   Manager, Trade Support      Sr. Vice President
Foxall, Julian                        PIMCO Australia Pty. Ltd.        Portfolio Manager           Sr. Vice President
Frisch, Ursula T.                     Pacific Investment Mgt Co. LLC   Account Manager             Sr. Vice President
Gandolfi, Alessandro                  PIMCO Europe Limited             Head, Bus Dev Italy         Sr. Vice President
Garbuzov, Yuri P.                     Pacific Investment Mgt Co. LLC   Portfolio Manager           Sr. Vice President
Getter, Christopher T.                Pacific Investment Mgt Co. LLC   Product Manager, EM         Sr. Vice President
Giurlani, Gian Luca                   PIMCO Europe Limited             European Re-Marketing       Sr. Vice President
Grabar, Gregory S.                    Pacific Investment Mgt Co. LLC   Account Manager             Sr. Vice President
Griffiths, John Lawrence              PIMCO Europe Limited             Head of Business Dev - UK   Sr. Vice President
Gross, Jared B.                       Pacific Investment Mgt Co. LLC   Product Manager, LDI        Sr. Vice President
Gupta, Sachin                         PIMCO Europe Limited             Portfolio Manager           Sr. Vice President
Gupta, Shailesh                       Pacific Investment Mgt Co. LLC   Financial Engineer          Sr. Vice President
Hasegawa, Tamotsu                     PIMCO Japan Limited              Account Manager             Sr. Vice President
Hastings, Arthur J.                   Pacific Investment Mgt Co. LLC   Compliance Manager          Sr. Vice President
Hayes, Ray C.                         Pacific Investment Mgt Co. LLC   Account Manager             Sr. Vice President
Heimann, Ilan                         PIMCO Europe Limited             Product Manager             Sr. Vice President
Helsing, Jeffrey                      Pacific Investment Mgt Co. LLC   Portfolio Manager           Sr. Vice President
Horne, Jonathan Lane                  Pacific Investment Mgt Co. LLC   Portfolio Manager           Sr. Vice President
Hu, Gang                              Pacific Investment Mgt Co. LLC   Portfolio Manager, TIPS     Sr. Vice President
Hughes, Mark Alan                     Pacific Investment Mgt Co. LLC   Credit Analyst              Sr. Vice President
Hyman, Daniel Herbert                 Pacific Investment Mgt Co. LLC   Portfolio Mgr, ABS-MBS      Sr. Vice President
Jann, Juergen                         Germany Fixed Income             Co-Head Munich Gbl Desk     Sr. Vice President
Johnson, Nicholas J                   Pacific Investment Mgt Co. LLC   Commodity Analyst           Sr. Vice President
Katz, Ulrich                          Germany Fixed Income             Portfolio Manager           Sr. Vice President
Keck, Andreas                         Germany Fixed Income             Portfolio Manager           Sr. Vice President
Kelly, Benjamin Marcus                PIMCO Australia Pty. Ltd.        Account Manager             Sr. Vice President
King Jr., John Stephen                Pacific Investment Mgt Co. LLC   Attorney                    Sr. Vice President
Kirkbaumer, Steven P.                 Pacific Investment Mgt Co. LLC   Account Manager             Sr. Vice President
Komatsu, Mitsuaki                     PIMCO Japan Limited              Head of Compliance          Sr. Vice President
Korinke, Kimberley Grace              Pacific Investment Mgt Co. LLC   Account Manager             Sr. Vice President
Korinke, Ryan Patrick                 Pacific Investment Mgt Co. LLC   Product Manager             Sr. Vice President
Kressin, Thomas                       Germany Fixed Income             Co-Head Munich Gbl Desk     Sr. Vice President
Kuhner, Kevin D.                      Pacific Investment Mgt Co. LLC   Institutional Direct Mktr   Sr. Vice President
Lackey, Warren M.                     Pacific Investment Mgt Co. LLC   Director, Communications    Sr. Vice President
Larsen, Henrik P.                     Pacific Investment Mgt Co. LLC   Mgr Fund Administration     Sr. Vice President
LeBrun Jr., Richard R.                Pacific Investment Mgt Co. LLC   Attorney                    Sr. Vice President
Li, Ji                                Pacific Investment Mgt Co. LLC   MBS/ABS Portfolio Manager   Sr. Vice President

Lian, Chia Liang                      PIMCO Asia Pte Ltd               EM Portfolio Manager        Sr. Vice President
Linke, Gordon F.                      Pacific Investment Mgt Co. LLC   Account Manager             Sr. Vice President
Loh, John J.                          Pacific Investment Mgt Co. LLC   Mgr, Risk Operations        Sr. Vice President
Lopez, Rafael A.                      PIMCO Japan Limited              Head Operations, AsiaPac    Sr. Vice President
Ludwig, Steven Charles                Pacific Investment Mgt Co. LLC   Senior Compliance Officer   Sr. Vice President
Mak, Richard                          Pacific Investment Mgt Co. LLC   Portfolio Manager           Sr. Vice President
Martel, Rene                          Pacific Investment Mgt Co. LLC   Product Manager             Sr. Vice President
Martin, Scott W.                      Pacific Investment Mgt Co. LLC   Account Manager             Sr. Vice President
Meggers, Julie Ann                    Pacific Investment Mgt Co. LLC   Account Manager             Sr. Vice President
Meyn, Cynthia Louise                  Pacific Investment Mgt Co. LLC   Senior Operations Manager   Sr. Vice President
Miller Jr., Kendall P.                Pacific Investment Mgt Co. LLC   Portfolio Manager           Sr. Vice President
Milo, Davida J.                       Pacific Investment Mgt Co. LLC   CRM Platform Manager        Sr. Vice President
Mitchell, Gail                        Pacific Investment Mgt Co. LLC   Account Manager             Sr. Vice President
Mukherji, Raja                        Pacific Investment Mgt Co. LLC   Credit Analyst              Sr. Vice President
Mulcahy, Matthew J.                   PIMCO Australia Pty. Ltd.        Portfolio Manager           Sr. Vice President
Nambimadom, Ramakrishnan S.           Pacific Investment Mgt Co. LLC   Financial Engineer          Sr. Vice President
Nest, Matthew J.                      PIMCO Hong Kong                  Account Manager             Sr. Vice President
Nicholls, Steven B.                   PIMCO Europe Limited             Account Manager             Sr. Vice President
Nieves, Roger O.                      Pacific Investment Mgt Co. LLC   Account Manager             Sr. Vice President
O'Connell, Gillian                    PIMCO Europe Limited             Manager of Operations       Sr. Vice President
Okamura, Shigeki                      PIMCO Japan Limited              Account Manager             Sr. Vice President
Osborne, Simon Timothy                Pacific Investment Mgt Co. LLC   Trade Compliance            Sr. Vice President
Pagani, Lorenzo P.                    Germany Fixed Income             Portfolio Manager           Sr. Vice President
Perez, Keith                          Pacific Investment Mgt Co. LLC   Senior Developer            Sr. Vice President
Phillipson, Daniel                    PELM                             Product Manager             Sr. Vice President
Pimentel, Rudolph                     Pacific Investment Mgt Co. LLC   Product Manager             Sr. Vice President
Pittman, David J.                     Pacific Investment Mgt Co. LLC   Account Manager             Sr. Vice President
Potthof, Axel                         Germany Fixed Income             Portfolio Manager           Sr. Vice President
Prasad, Krishna                       PIMCO Europe Limited             Product Manager             Sr. Vice President
Putyatin, Vladyslav                   PIMCO Europe Limited             Portfolio Manager           Sr. Vice President
Qu, Wendong                           Pacific Investment Mgt Co. LLC   Financial Engineer          Sr. Vice President
Reimer, Ronald M.                     Pacific Investment Mgt Co. LLC   Financial Engineer          Sr. Vice President
Reisz, Paul W.                        Pacific Investment Mgt Co. LLC   ST/Stable Value Prod Mgr    Sr. Vice President
Repoulis, Yiannis                     PELM                             Account Manager             Sr. Vice President
Rice, Thomas Edmund                   PIMCO Europe Limited             European Legal Counsel      Sr. Vice President
Rollins, Melody                       Pacific Investment Mgt Co. LLC   Account Manager             Sr. Vice President
Romano, Mark A.                       Pacific Investment Mgt Co. LLC   Account Manager             Sr. Vice President
Schaus, Stacy Leigh                   Pacific Investment Mgt Co. LLC   Account Manager             Sr. Vice President
Schulist, Stephen O.                  Pacific Investment Mgt Co. LLC   Financial Engineer          Sr. Vice President
Schwetz, Myckola                      Pacific Investment Mgt Co. LLC   Financial Engineer          Sr. Vice President
Sejima, Toru                          PIMCO Japan Limited              Acct Mgr, Clnt Svcs-Pens    Sr. Vice President
Senne, Verena                         PELM                             L&C Officer                 Sr. Vice President
Shaw, Matthew D.                      Pacific Investment Mgt Co. LLC   Account Manager             Sr. Vice President
Skobtsov, Ivan                        Pacific Investment Mgt Co. LLC   Portfolio Manager           Sr. Vice President
Smith, Kenton Todd                    Pacific Investment Mgt Co. LLC   ABS/MBS Analyst             Sr. Vice President
Sonner, Michael                       Germany Fixed Income             Portfolio Manager           Sr. Vice President
Spalding, Scott M.                    Pacific Investment Mgt Co. LLC   Account Manager             Sr. Vice President
Springer, Jeffrey                     Pacific Investment Mgt Co. LLC   Account Manager             Sr. Vice President
Stack, Candice Elizabeth              Pacific Investment Mgt Co. LLC   Account Manager             Sr. Vice President
Staub, Christian Martin               PIMCO Switzerland LLC            Head, PIMCO Switzerland     Sr. Vice President
Steele, Scott Patrick                 Pacific Investment Mgt Co. LLC   Account Manager             Sr. Vice President
Strauch, Joel Edward                  Pacific Investment Mgt Co. LLC   Account Manager             Sr. Vice President
Theodore, Kyle J.                     Pacific Investment Mgt Co. LLC   Account Manager             Sr. Vice President
Thompson, Michael Frazier             PIMCO Europe Limited             Co-Head, Euro Remarketing   Sr. Vice President
Thurston, Powell C.                   Pacific Investment Mgt Co. LLC   Structured Product Mgr      Sr. Vice President

Trevithick, Natalie                   Pacific Investment Mgt Co. LLC   Invest Grade Corp Trader    Sr. Vice President
Tsubota, Shiro                        PIMCO Japan Limited              Client Servicing            Sr. Vice President
Vallarta-Jordal, Maria-Theresa F.     Pacific Investment Mgt Co. LLC   Attorney                    Sr. Vice President
van Akkeren, Marco                    Pacific Investment Mgt Co. LLC   Portfolio Manager ABS-MBS   Sr. Vice President
van Bezooijen, Jeroen Teunis Steven   PIMCO Europe Limited             Product Manager, LDI        Sr. Vice President
van Zoelen, Henk Jan                  PIMCO Europe Limited             Account Mgr                 Sr. Vice President
Viana, David                          PIMCO Europe Limited             Int'l Compliance Officer    Sr. Vice President
Wada, Hiromi                          PIMCO Japan Limited              Account Manager             Sr. Vice President
Walker, Trent W.                      Pacific Investment Mgt Co. LLC   Financial Reporting Mgr     Sr. Vice President
Watchorn, Michael C.                  Pacific Investment Mgt Co. LLC   Credit Analyst              Sr. Vice President
White, Timothy C.                     Pacific Investment Mgt Co. LLC   Account Manager             Sr. Vice President
Whitton, Bransby M.                   PIMCO Asia Pte Ltd               Account Manager             Sr. Vice President
Wild, Christian                       Germany Fixed Income             Credit Research Analyst     Sr. Vice President
Wilner, Mitchell W.                   Pacific Investment Mgt Co. LLC   High Yield Trader           Sr. Vice President
Yamamoto, Shinichi                    PIMCO Japan Limited              Account Manager             Sr. Vice President
Abdikeev, Tamerlan                    Germany Fixed Income             Manager, Bus Dev            Vice President
Adatia, Tina                          PIMCO Europe Limited             Account Manager             Vice President
Agredano, Carlos                      Pacific Investment Mgt Co. LLC   Financial Engineer          Vice President
Akerberg, Oskar                       Germany Fixed Income             Portfolio Manager           Vice President
Allamanis, Georgios                   PIMCO Europe Limited             Account Manager             Vice President
Althof, Michael                       Germany Fixed Income             Portfolio Manager           Vice President
Ananthanarayanan, Mangala V           PIMCO Europe Limited             Account Manager             Vice President
Anochie, Kwame A.                     Pacific Investment Mgt Co. LLC   Account Manager             Vice President
Asay, Susan                           Pacific Investment Mgt Co. LLC   Account Manager             Vice President
Avancini, Joerg                       Germany Fixed Income             Portfolio Manager           Vice President
Bansal, Sharad                        Pacific Investment Mgt Co. LLC   Portfolio Manager           Vice President
Barnes, Donna E.                      Pacific Investment Mgt Co. LLC   FINRA  Prin & Compl Mgr     Vice President
Beard, Christopher                    PIMCO Australia Pty. Ltd.        Manager, Compliance         Vice President
Benson, Sandra M.                     Pacific Investment Mgt Co. LLC   Sr. Corporate Paralegal     Vice President
Ben-Zvi, Kfir Naftali                 Pacific Investment Mgt Co. LLC   Portfolio Pricing Analyst   Vice President
Bertolo, Matteo                       PIMCO Europe Limited             Account Manager             Vice President
Bierman, Dave H.                      Pacific Investment Mgt Co. LLC   Software Developer          Vice President
Boehm, Timo                           Germany Fixed Income             Portfolio Manager           Vice President
Bolton, Laurence Edwin                Pacific Investment Mgt Co. LLC   Attorney                    Vice President
Boyd, C Robert                        Pacific Investment Mgt Co. LLC   Senior Structure Analyst    Vice President
Brandl, Michael                       Germany Fixed Income             Portfolio Manager           Vice President
Brenner, Matthew H.                   Pacific Investment Mgt Co. LLC   Account Manager             Vice President
Brons, Jelle                          PIMCO Europe Limited             Trading Associate           Vice President
Brune, Christopher P.                 Pacific Investment Mgt Co. LLC   Risk Oversight Analyst      Vice President
Burdian, Michael R.                   Pacific Investment Mgt Co. LLC   Port Assoc, Collateral      Vice President
Burns, Robert                         Pacific Investment Mgt Co. LLC   Account Manager             Vice President
Byer, Jeffrey Alan                    Pacific Investment Mgt Co. LLC   Fund Development            Vice President
Caltagirone, Christopher              Pacific Investment Mgt Co. LLC   Product Manager             Vice President
Cantrill, Elizabeth Davis             Pacific Investment Mgt Co. LLC   Account Manager             Vice President
Cheng, Audrey Lee                     Pacific Investment Mgt Co. LLC   Attorney                    Vice President
Chin, Tracy                           PIMCO Australia Pty. Ltd.        Credit Analyst              Vice President
Chipp, William                        Pacific Investment Mgt Co. LLC   Global Service Liaison      Vice President
Chopra, Amit                          Pacific Investment Mgt Co. LLC   Portfolio Manager           Vice President
Clark, Raymond Matthew                Pacific Investment Mgt Co. LLC   Account Manager             Vice President
Clarke, James Robert                  Pacific Investment Mgt Co. LLC   Account Manager             Vice President
Colasuonno, Richard T.                Pacific Investment Mgt Co. LLC   Account Manager             Vice President
Cooke, Anthony H.                     Pacific Investment Mgt Co. LLC   Software Developer          Vice President
Cornelius, Darryl Paul                PIMCO Europe Limited             Product Specialist          Vice President
Cortes Gonzalez, Ana                  PIMCO Europe Limited             Portfolio Manager, ABS      Vice President

Cumby III, William Sylvester          Pacific Investment Mgt Co. LLC   Portfolio Manager ABS-MBS   Vice President
Dahlhoff, Juergen                     Germany Fixed Income             Credit Research Analyst     Vice President
Danielsen, Birgitte                   Pacific Investment Mgt Co. LLC   Account Manager             Vice President
Das, Aniruddha                        PIMCO Europe Limited             Account Manager             Vice President
David, Evan Allen                     Pacific Investment Mgt Co. LLC   Software Development Mgr    Vice President
De Bellis, Mary                       Pacific Investment Mgt Co. LLC   Dom Trade Asst Supervisor   Vice President
De Lorenzo, Nicola A.                 PIMCO Europe Limited             Business Mgt Associate      Vice President
Dilek, Burcin                         Germany Fixed Income             Head Trade Support          Vice President
Dittrich, Hanno                       Germany Fixed Income             Head of ACE Compliance      Vice President
Dombrovsky, Anton                     Germany Fixed Income             Product Manager             Vice President
Dorsten, Matthew P.                   Pacific Investment Mgt Co. LLC   Financial Engineer          Vice President
Dugan, Travis J.                      Pacific Investment Mgt Co. LLC   Money Market Specialist     Vice President
Dutta, Manish                         Pacific Investment Mgt Co. LLC   Senior Software Developer   Vice President
Edler, Vernon                         Pacific Investment Mgt Co. LLC   Account Manager             Vice President
Edwards, Ben Matthew                  PIMCO Europe Limited             Account Manager             Vice President
Ellis, Edward L.                      Pacific Investment Mgt Co. LLC   Account Manager             Vice President
Eltz, Antoinette                      PIMCO Europe Limited             Product Manager             Vice President
England, Jason S.                     Pacific Investment Mgt Co. LLC   Portfolio Manager           Vice President
Estep, Bret W.                        Pacific Investment Mgt Co. LLC   Account Manager             Vice President
Evans, Stefanie D.                    Pacific Investment Mgt Co. LLC   Sr Mortgage Credit Anlyst   Vice President
Fan, Derek Chung Lee                  Pacific Investment Mgt Co. LLC   Account Manager             Vice President
Fejdasz, Melissa A.                   Pacific Investment Mgt Co. LLC   Contracts Admin Manager     Vice President
Finkenzeller, Thomas                  Germany Fixed Income             Portfolio Manager           Vice President
Forsyth, Andrew C.                    PIMCO Canada                     Head, Bus Dev Canada        Vice President
Fowler, Ellen                         Pacific Investment Mgt Co. LLC   Executive Assistant         Vice President
Froehlich, Frank                      PELM                             Compliance Officer          Vice President
Furusho, Hiroaki                      PIMCO Japan Limited              Account Manager             Vice President
Galli, Leandro Jose                   PIMCO Europe Limited             Trading Associate           Vice President
Garnett, Andrew David                 PIMCO Europe Limited             Regulatory Compliance Mgr   Vice President
Ghosh, Sharad                         PIMCO Asia Pte Ltd               Account Manager             Vice President
Gibson, Thomas C.                     Pacific Investment Mgt Co. LLC   AIMR Compl Audit Spec       Vice President
Gingrich, Robert M                    Pacific Investment Mgt Co. LLC   Financial Engineer          Vice President
Gould, Linda J                        Pacific Investment Mgt Co. LLC   Fee Analyst                 Vice President
Grady, Myrrha H.                      Pacific Investment Mgt Co. LLC   Manager                     Vice President
Graves, Zoya Schoenholtz              Pacific Investment Mgt Co. LLC   Global Strategic Mktg&Ad    Vice President
Gruben, Kristin Lynn                  Pacific Investment Mgt Co. LLC   Compliance Officer          Vice President
Grzesik, Marco                        PELM                             Head, Bus Dev France        Vice President
Gu, Haidi                             Pacific Investment Mgt Co. LLC   Portfolio Manager           Vice President
Haaf, Tim                             Germany Fixed Income             Portfolio Manager           Vice President
Haeckl, Tanja                         Germany Fixed Income             VP,Head Cash Desk           Vice President
Hagmeier, William Robert              Pacific Investment Mgt Co. LLC   Account Manager             Vice President
Hauschild, Matthew Richard            Pacific Investment Mgt Co. LLC   Senior Developer            Vice President
Heravi, Kaveh Christian               Pacific Investment Mgt Co. LLC   Technology Manager          Vice President
Herlan, Hans Joerg                    Germany Fixed Income             Portfolio Manager           Vice President
Hockswender III, Thomas R.            Pacific Investment Mgt Co. LLC   Senior Developer            Vice President
Hsiang, Hwa-Ming                      Pacific Investment Mgt Co. LLC   Account Manager             Vice President
Ing, Terrence Liu                     Pacific Investment Mgt Co. LLC   Credit Analyst              Vice President
Jacobs, Brian Harold                  Pacific Investment Mgt Co. LLC   Account Manager             Vice President
Jelenz King, Silvia                   PIMCO Europe Limited             Financial Writer            Vice President
Johnson, Eric D                       Pacific Investment Mgt Co. LLC   Mutual Fund Admin           Vice President
Johnson, Kelly                        Pacific Investment Mgt Co. LLC   Account Manager             Vice President
Jones, Jeff                           Pacific Investment Mgt Co. LLC   Learning/Ldrshp Dvlpment    Vice President
Jones, Steven L.                      Pacific Investment Mgt Co. LLC   Product Manager             Vice President
Jordan, Daniel V.                     Pacific Investment Mgt Co. LLC   Fin Business Analyst        Vice President
Kakuchi, Tadashi                      PIMCO Japan Limited              Portfolio Manager           Vice President

Kam, Damien Joseph                    Pacific Investment Mgt Co. LLC   Senior Software Developer   Vice President
Karpov, Natalie                       Pacific Investment Mgt Co. LLC   Account Manager             Vice President
Kavafyan, Constance                   PIMCO Europe Limited             Acct Manager                Vice President
Kellerhals, Philipp                   Germany Fixed Income             Head Quant Strategies       Vice President
Kersman, Alec                         Pacific Investment Mgt Co. LLC   Account Manager             Vice President
Kezelman, Jason M.                    Pacific Investment Mgt Co. LLC   Account Manager             Vice President
Kim, Aaron Hyun                       Pacific Investment Mgt Co. LLC   Derivatives Attorney        Vice President
Kim, Lisa                             Pacific Investment Mgt Co. LLC   Product Engineer            Vice President
Kingston, Rafer Alexander             Pacific Investment Mgt Co. LLC   Account Manager             Vice President
Kirkowski, John Jeffrey               Pacific Investment Mgt Co. LLC   Product Manager             Vice President
Kishimoto, Yayoi                      PIMCO Japan Limited              Account Manager             Vice President
Kohari, Chisato                       PIMCO Japan Limited              Credit Analyst              Vice President
Komatsu, Hugo                         PIMCO Japan Limited              Manager, Middle Ofc & Ops   Vice President
Kuehne, Stefan                        Germany Fixed Income             Portfolio Manager           Vice President
Kumar, Mukund                         Pacific Investment Mgt Co. LLC   Sr Developer/Fin Engineer   Vice President
Lang, Eddie F                         Germany Fixed Income             Strategic Ops Project Mgr   Vice President
Lee, Alvin Lip Sin                    PIMCO Asia Pte Ltd               Mgr, Compliance & Acctg     Vice President
Lee, Robert Ru-Bor                    Pacific Investment Mgt Co. LLC   Senior Software Developer   Vice President
Leong, Chon-Ian                       PIMCO Europe Limited             Alternatives                Vice President
Leong, Foong Ching                    PIMCO Asia Pte Ltd               Funds Admin Manager         Vice President
Li, Li                                PIMCO Hong Kong                  Account Manager             Vice President
Lilly III, Frederick Vivan            Pacific Investment Mgt Co. LLC   Account Manager             Vice President
Linder, Astrid                        Germany Fixed Income             Product Manager             Vice President
Liwski, Michael V.                    Pacific Investment Mgt Co. LLC   Mgr, Client Report & Pres   Vice President
Lofdahl, Christopher F.               Pacific Investment Mgt Co. LLC   Executive Office Team       Vice President
Loh, Cynthia Elizabeth Yue-Ling       Pacific Investment Mgt Co. LLC   Account Manager             Vice President
Long, Hui                             Pacific Investment Mgt Co. LLC   Financial Engineer          Vice President
Lopez, Joy Lynn                       Pacific Investment Mgt Co. LLC   Tax Manager                 Vice President
Loriferne, Matthieu Hubert Felix      PIMCO Europe Limited             Credit Analyst              Vice President
Love, David Bernard                   Pacific Investment Mgt Co. LLC   Account Manager             Vice President
Lowe, Erika Hayflick                  Pacific Investment Mgt Co. LLC   Account Manager             Vice President
Mandy, Alain                          PIMCO Europe Limited             Mgr, Cust, Acct & Fin Rep   Vice President
Manseau Guerdat, Chantal Marie
Helene                                PIMCO Canada Mgmt                Account Manager             Vice President
Martini, Nadege                       Germany Fixed Income             Portfolio Manager           Vice President
Mayershofer, Veronika                 Germany Fixed Income             Portfolio Associate         Vice President
Mazzocchi, Bettina Ester Florette     PIMCO Europe Limited             Re Marketing Account Mgr    Vice President
McCann, Patrick Murphy                Pacific Investment Mgt Co. LLC   Global Operations           Vice President
Merz, Frederic                        Germany Fixed Income             Portfolio Manager           Vice President
Metsch, Mark E.                       Pacific Investment Mgt Co. LLC   Financial Engineer          Vice President
Micali, Carlo                         PELM                             Account Manager             Vice President
Mierau, Kristion T.                   Germany Fixed Income             Portfolio Manager           Vice President
Mieth, Roland                         PIMCO Asia Pte Ltd               Portfolio Manager, EM       Vice President
Mittal, Mohit                         Pacific Investment Mgt Co. LLC   Portfolio Manager           Vice President
Moeljanto, Lanny H.                   Pacific Investment Mgt Co. LLC   Manager                     Vice President
Molloy, Carol                         PIMCO Australia Pty. Ltd.        Account Manager             Vice President
Morrison, John Edward                 Pacific Investment Mgt Co. LLC   Account Manager             Vice President
Muehlethaler, Jeffrey Charles         Pacific Investment Mgt Co. LLC   Account Manager             Vice President
Murano, Yuko                          PIMCO Japan Limited              HR Manager                  Vice President
Nabors, Robin                         Pacific Investment Mgt Co. LLC   Sr. HR Generalist           Vice President
Ng, Albert K.                         Pacific Investment Mgt Co. LLC   Senior Programmer           Vice President
Nguyen, Tommy D.                      PIMCO Europe Limited             Account Manager             Vice President
Nojima, Sachiko                       PIMCO Japan Limited              Manager, Operations         Vice President
Norris, John F.                       Pacific Investment Mgt Co. LLC   Account Manager             Vice President

Nunziata, Cristina                    PIMCO Europe Limited             Account Manager             Vice President
Okuma, Sachiko                        Pacific Investment Mgt Co. LLC   Account Manager             Vice President
Olazabal, Joshua A                    Pacific Investment Mgt Co. LLC   Executive Office Team       Vice President
Oliva, Jennifer Lynn                  Pacific Investment Mgt Co. LLC   Manager                     Vice President
Ollenburger, Loren P.                 Pacific Investment Mgt Co. LLC   Account Manager             Vice President
Otterbein, Marie S.                   Pacific Investment Mgt Co. LLC   Spvsr Producer Group        Vice President
Padmanabhan, Lalantika                Pacific Investment Mgt Co. LLC   Structured Credit Assoc     Vice President
Parikh, Bijal Y.                      Pacific Investment Mgt Co. LLC   Manager                     Vice President
Pejavar, Sheila M.                    PIMCO Europe Limited             Account Manager             Vice President
Perez, Iohan                          Germany Fixed Income             Portfolio Manager           Vice President
Pont, Nicholas James                  PIMCO Europe Limited             Remarketing Acct Manager    Vice President
Price, Rosamond Jane                  PIMCO Europe Limited             Remarketing Acct Manager    Vice President
Pricer, Jesse L.                      Pacific Investment Mgt Co. LLC   Account Manager             Vice President
Putnicki, Matthew S                   Pacific Investment Mgt Co. LLC   Global Product Associate    Vice President
Qiao, Yi                              Germany Fixed Income             Portfolio Manager           Vice President
Qiu, Ying                             Pacific Investment Mgt Co. LLC   Portfolio Manager,ABS-MBS   Vice President
Rahari, Pierre-Yves                   PIMCO Europe Limited             Manager, Shareholder Svcs   Vice President
Rahman, Lupin                         Pacific Investment Mgt Co. LLC   Portfolio Manager           Vice President
Ratner, Joshua D.                     Pacific Investment Mgt Co. LLC   Attorney                    Vice President
Reimer, Danelle J.                    Pacific Investment Mgt Co. LLC   Trading Floor Manager       Vice President
Riendeau, Kevin                       PIMCO Japan Limited              Business Manager            Vice President
Rogers, William A.                    Pacific Investment Mgt Co. LLC   Structured Products Serv    Vice President
Ronnie, Stephen                       Germany Fixed Income             Portfolio Manager           Vice President
Rowe, Cathy T.                        Pacific Investment Mgt Co. LLC   Administrative Port Mgr     Vice President
Rudolph, Lynn                         Pacific Investment Mgt Co. LLC   Sr. HR Generalist           Vice President
Sakane, Yoshiyuki                     PIMCO Japan Limited              Account Manager             Vice President
Salastekar, Deepa A                   Pacific Investment Mgt Co. LLC   ABS/MBS Product Manager     Vice President
Scherzinger, Marion                   Germany Fixed Income             Credit Research Analyst     Vice President
Schnatterer, Monika                   Germany Fixed Income             Portfolio Associate         Vice President
Schuetz, Patricia Ann                 PIMCO Europe Limited             Account Manager             Vice President
Schultes, Adrian O.                   Pacific Investment Mgt Co. LLC   Account Manager             Vice President
Schwab, Gerlinde                      Germany Fixed Income             Portfolio Manager           Vice President
Schwab, Stephen D.                    Pacific Investment Mgt Co. LLC   Head of DC Sales Support    Vice President
Scibisz, Iwona E.                     Pacific Investment Mgt Co. LLC   Account Manager             Vice President
Scorah, Ian                           PIMCO Europe Limited             Legal Counsel               Vice President
Seksaria, Rahul M.                    Pacific Investment Mgt Co. LLC   Portfolio Manager           Vice President
Sesay, Therenah                       Pacific Investment Mgt Co. LLC   Mgr Account Associate       Vice President
Shah, Sapna Kiran                     Pacific Investment Mgt Co. LLC   Account Manager             Vice President
Sheehy, Erica H.                      Pacific Investment Mgt Co. LLC   Compliance                  Vice President
Shepherd, Julie M.                    Pacific Investment Mgt Co. LLC   Manager, AM Support         Vice President
Shiroyama, Taro                       PIMCO Japan Limited              Account Manager             Vice President
Singal, Alka                          Pacific Investment Mgt Co. LLC   Account Manager             Vice President
Somersan-Coqui, Aylin                 PELM                             Account Manager             Vice President
Soto, Alyssa Michele                  Pacific Investment Mgt Co. LLC   Manager                     Vice President
Spandri, Tobias                       Germany Fixed Income             Portfolio Manager           Vice President
Spicijaric, Jennifer N.               Pacific Investment Mgt Co. LLC   Cash Manager                Vice President
Stauffer, Christina                   Pacific Investment Mgt Co. LLC   Account Manager             Vice President
Stravato, Richard                     Pacific Investment Mgt Co. LLC   Account Manager             Vice President
Struc, Alexandru                      PIMCO Europe Limited             Portfolio Manager           Vice President
Sun, Hao                              PIMCO Hong Kong                  Account Manager             Vice President
Suo, Yuanyuan                         Pacific Investment Mgt Co. LLC   Portfolio Manager           Vice President
Suskind, Donald W.                    Pacific Investment Mgt Co. LLC   Product Manager             Vice President
Takeuchi, Ichiro                      PIMCO Japan Limited              Account Manager             Vice President
Takizuka, Hikaru                      PIMCO Japan Limited              Compliance Manager          Vice President
Tam, Joe                              Pacific Investment Mgt Co. LLC   Manager                     Vice President

Taro, Maryam                          Pacific Investment Mgt Co. LLC   Manager                     Vice President
Telish, Christine M.                  Pacific Investment Mgt Co. LLC   Account Manager             Vice President
Terry, Michael A.                     Pacific Investment Mgt Co. LLC   Account Manager             Vice President
Tersin, Dominique                     PIMCO Europe Limited             Trade Assistant             Vice President
To, Steven P.                         Pacific Investment Mgt Co. LLC   Software Development Mgr    Vice President
Tomlinson, Brian                      Germany Fixed Income             Portfolio Manager           Vice President
Traber, Eva-Maria                     Germany Fixed Income             Portfolio Associate         Vice President
Tran, Loc Khanh                       Pacific Investment Mgt Co. LLC   Sr Database Administrator   Vice President
Tredwell, Alonzo S.                   Pacific Investment Mgt Co. LLC   Account Manager             Vice President
Trovato, Michael J.                   PIMCO Europe Limited             Account Mgr., Middle East   Vice President
Tse, Koonnang Colin                   PIMCO Europe Limited             Account Manager             Vice President
Tzemach, Yael Gayle                   Pacific Investment Mgt Co. LLC   EM Product Manager          Vice President
Upadhyay, Nishant                     Pacific Investment Mgt Co. LLC   Portfolio Manager           Vice President
Vames, Steven D.                      Pacific Investment Mgt Co. LLC   Writer                      Vice President
Van De Zilver, Peter A.               Pacific Investment Mgt Co. LLC   Financial Engineer          Vice President
Veit, Konstantin                      PIMCO Europe Limited             Trading Associate           Vice President
Velasco, Christine Ann                Pacific Investment Mgt Co. LLC   Manager                     Vice President
Velicer, Erik A.                      PIMCO Europe Limited             Manager                     Vice President
von der Linden, Greg                  Pacific Investment Mgt Co. LLC   VP Staffing                 Vice President
Walenbergh, Mark                      PIMCO Europe Limited             Account Manager             Vice President
Walsh, Lauren Rita                    Pacific Investment Mgt Co. LLC   Account Manager             Vice President
Walther, Kasten                       Germany Fixed Income             Portfolio Manager           Vice President
Warner IV, Hansford B.                Pacific Investment Mgt Co. LLC   Credit Structure Analyst    Vice President
Watford, Charles                      PIMCO Europe Limited             Credit Research Analyst     Vice President
Weinberger, Michele Deborah           Pacific Investment Mgt Co. LLC   Account Manager             Vice President
Wendler IV, Paul Frederick            Pacific Investment Mgt Co. LLC   Middle Office Manager       Vice President
Werber, Keith Adam                    Pacific Investment Mgt Co. LLC   Cash Desk Manager           Vice President
Whitewolf, Lance E.                   Pacific Investment Mgt Co. LLC   Funds Statistics            Vice President
Wildermuth, Paul T.                   Pacific Investment Mgt Co. LLC   Manager                     Vice President
Wildforster, Kai                      Germany Fixed Income             Portfolio Manager           Vice President
Williams III, Charles A               Pacific Investment Mgt Co. LLC   Office Services & Support   Vice President
Williams, Jason A.                    Pacific Investment Mgt Co. LLC   Trader                      Vice President
Winters, Kevin Michael                Pacific Investment Mgt Co. LLC   Account Manager             Vice President
Wittkop, Andrew T.                    Pacific Investment Mgt Co. LLC   Portfolio Manager           Vice President
Wolf, Greggory S.                     Pacific Investment Mgt Co. LLC   Shareholder Svcs Manager    Vice President
Wong, Tammy Nguyen                    Pacific Investment Mgt Co. LLC   CRM Functional Lead         Vice President
Xu, Jianghua                          Pacific Investment Mgt Co. LLC   Senior Software Developer   Vice President
Yang, Jing                            Pacific Investment Mgt Co. LLC   Structured Credit Assoc     Vice President
Yasnov, Vadim Igorevich               Pacific Investment Mgt Co. LLC   Financial Engr/Developer    Vice President
Yildiz, Sadettin                      Germany Fixed Income             Portfolio Manager           Vice President
Yip, Jonathan                         Pacific Investment Mgt Co. LLC   Credit Analyst              Vice President
Yoon, Kenneth G.                      Pacific Investment Mgt Co. LLC   Manager                     Vice President
Yu, Anna W.                           Pacific Investment Mgt Co. LLC   Account Manager             Vice President
Yu, Walter                            Pacific Investment Mgt Co. LLC   Senior Software Developer   Vice President
Zerner, Mary Alice                    PIMCO Europe Limited             Head of Mktg Comm           Vice President
Zhang, Ji Sheng                       Germany Fixed Income             Portfolio Manager           Vice President

                                      * * *

Transamerica ProFund UltraBear VP: Sub-Adviser - ProFund Advisors, LLC ("ProFund Advisors")

     ProFund Advisors is located at 7501 Wisconsin Avenue, Suite 1000, Bethesda, Maryland 20814. Its officers are: Michael L. Sapir, Chief Executive Officer; Louis M. Mayberg, President; William E. Seale, Chief Economist; Timothy N. Coakley, Chief Financial Officer; Victor M. Frye, Chief Compliance Officer; Todd
B. Johnson, Chief Investment Officer.

Transamerica Asset Management, Inc. ("TAM")

     TAM, located at 570 Carillon Parkway, St. Petersburg, Florida 33716, is principally engaged in offering investment advisory services. The only businesses, professions, vocations or employments of a substantial nature of John K. Carter, Christopher A. Staples, and Dennis P. Gallagher, directors of TAM, are described in the Statement of Additional Information under the section entitled "Management of the Trust." Additionally, the following describes the principal occupation of other persons who serve as executive officers of TAM:
Karen D. Heburn is Senior Vice President, Chief Financial Officer and Treasurer of TAM and Senior Vice President and Treasurer of Transamerica Fund Services, Inc. ("TFS") and other related entities; Joseph P. Carusone is Senior Vice President of TAM and TFS; and Rick B. Resnik is Senior Vice President and Chief Compliance Officer of TAM.

                                      * * *

Transamerica Templeton Global VP: Co-Sub-Adviser - Templeton Investment Counsel, LLC ("Templeton")

     Templeton is located at 500 East Broward Boulevard, Suite 2100, Fort Lauderdale, Florida 33394. The executive officers of Templeton are as follows:
Donald F. Reed, Chairman & CEO; Gary P. Motyl, President; Madison S. Gulley, Executive Vice President; Gregory E. McGowan, Executive Vice President; Tracy A. Harrington, Sr. Vice President - Institutional Marketing Support; Charles R. Hutchens, Sr. Vice President & Director Client Services; Leslie M. Kratter, Sr. Vice President; Peter A. Nori, Executive Vice President & Portfolio Manager - Research Analyst; Cindy L. Sweeting, Executive Vice President & Director of Research; Edgerton T. Scott, Sr. Vice President; Antonio Docal, Sr. Vice President; Michael J. Corcoran, Vice President & Controller; Timothy S. Stearns, Chief Compliance Officer; Guang Yang, Sr. Vice President; John C. Bailey, Jr.,Vice President- Institutional Sales; Mark F. Binnion, Vice President-Institutional Relationship Manager; Terry M. Buckley, Vice president-Institutional Sales; Michael J. Corcoran, Vice President & Controller; Cristina Elias, Vice President- Institutional Relationship Manager; Robert C. Hays, Vice President- Institutional Sales; Tina M. Sadler, Vice President/ Portfolio Manager- Research Analyst; Sandra A. Schoren-Testa, Vice President-Institutional Relationship Manager; Ann M. Ulrich, Vice President- Institutional Relationship Manager; Kimberly Novotny, Vice President and Assistant Secretary; Lori Ann Weber, Vice President and Assistant Secretary; Jeane S.F. Wong, Vice President- Institutional Relationship Manager; Craig S. Tyle, Chief Legal Officer; Mark L. Constant, Treasurer; Robert C. Rosselot, Vice President and Secretary. Additional Vice Presidents: Mark Mobius, Aliva S. Gordon, David P. Goss, Rupert H. Johnson, Jr., Edward L. Geary. Chief Executive Officer - Finance and Administration: Laura F. Fergurson.

                                      * * *

Transamerica T. Rowe Price Equity Income VP, Transamerica T. Rowe Price Small Cap VP and Transamerica T. Rowe Price Growth Stock VP: Sub-Adviser - T. Rowe Price Associates, Inc. ("T. Rowe")

     T. Rowe is located at 100 East Pratt Street, Baltimore, Maryland 21202. Directors of T. Rowe are: Edward C. Bernard; James A.C. Kennedy; Mary J. Miller; and Brian C. Rogers.

                                      * * *

Transamerica Third Avenue Value VP: Sub-Adviser - Third Avenue Management LLC ("Third Avenue")

     Third Avenue, a Delaware Limited Liability Company, is located at 622 Third Avenue, New York, New York, 10017. The parent company of Third Avenue is Third Avenue Holdings Delaware LLC, approximately 60% of the interests of which is indirectly owned by Affiliated Managers Group, Inc. and the remaining approximately 40% of which is owned by the senior management and certain key employees of the sub-adviser and the adult children of Martin J. Whitman. The officers of Third Avenue are Martin J. Whitman, Co-Chief Investment Officer of Third Avenue; Chairman of Third Avenue Trust; Chairman of Third Avenue Variable Series Trust; Member of the Board of Directors of Nabors Industries, Inc.; David
M. Barse, President and CEO of Third Avenue; President, CEO and Trustee of Third Avenue Trust; Chief Executive Officer of M.J. Whitman LLC, and Director of Covanta Corporation; Vincent J. Dugan, Chief Financial Officer of Third Avenue, M.J. Whitman LLC, Third Avenue Trust and Third Avenue Variable Series Trust. Willard J. Hall, General Counsel and Secretary of Third Avenue, Third Avenue Trust, Third Avenue Variable Series Trust and M.J. Whitman LLC.

                                      * * *

Transamerica Balanced VP, Transamerica Convertible Securities VP, Transamerica Equity VP, Transamerica Equity II VP, Transamerica Growth Opportunities VP, Transamerica Money Market VP, Transamerica Science & Technology VP, Transamerica Small/Mid Cap Value VP, Transamerica U.S. Government Securities VP, Transamerica Value Balanced VP and Transamerica Strategic Selection Fund (inactive):
Sub-Adviser - Transamerica Investment Management, LLC ("TIM"). TIM is also Co-Sub-Adviser of Transamerica Templeton Global VP.

     TIM is located at 11111 Santa Monica Blvd., Suite 820, Los Angeles, California, 90025. The officers are Gary U. Rolle, Chief Executive Officer, Chief Investment Officer and Board Member; Geoffrey I. Edelstein, Principal, Managing Director, and Board Member; David W. Lubchenco, Principal and Managing Director; Bradley C. Slocum, Principal and Managing Director; Travis S. Weimer, Vice President and Chief Financial Officer; Ann Marie Swanson, Vice President, Secretary, Acting Chief Compliance Officer and General Counsel; Todd M. Bergen, Board Member; John K. Carter, Board Member; Jeffrey A. McCroy, Board Member; and Mark W. Mullin, Board Member.

                                       * *

Transamerica Van Kampen Mid-Cap Growth VP: Sub-Adviser - Van Kampen Asset Management ("Van Kampen"); Transamerica Van Kampen Large Cap Core VP and Transamerica Van Kampen Active International Allocation VP: Sub-Adviser - Morgan Stanley Investment Management Inc. (doing business as Van Kampen)

     Morgan Stanley Investment Management Inc., doing business as Van Kampen, is located at 522 Fifth Avenue, New York, NY 10036. The directors and principal officers are listed below.

NAME AND POSITION WITH
MORGAN STANLEY                                                                           OTHER SUBSTANTIAL
INVESTMENT MANAGEMENT INC.                                                       BUSINESS, PROFESSION, OR VOCATION
--------------------------                                 -------------------------------------------------------------------------
Randy Takian                                               President and Principal Executive Officer of the Morgan Stanley Retail
Managing Director and President                            and Institutional Funds; President and Chief Executive Officer of Morgan
                                                           Stanley Services Company Inc.; Managing Director of Morgan Stanley
                                                           Investment Advisors Inc.; Director of Morgan Stanley Distributors Inc.
                                                           and Morgan Stanley Distribution, Inc.

Stuart Bohart                                              President; Managing Director and Director of Morgan Stanley Investment
Managing Director and Director                             Advisors Inc.; Managing Director of Van Kampen Advisors Inc. and Van
                                                           Kampen Asset Management; President of Morgan Stanley Distribution Inc

Amy R. Doberman                                            Managing Director and General Counsel, U.S. Investment Management of
Managing Director and Secretary                            Morgan Stanley Investment Management

Dennis F. Shea                                             Managing Director and Chief Investment Officer- Global Equity Group of
Managing Director and Chief Investment Officer - Global    Morgan Stanley Investment Management
Equity Group

Kevin Klingert                                             Managing Director and Chief Operating Officer of the Global Fixed Income
Managing Director and Chief Operating Officer of the       Group of Morgan Stanley Investment Management Inc. Head of Global
Global Fixed Income Group                                  Liquidity Credit Research of Morgan Stanley Investment Management.
                                                           Managing Director of Morgan Stanley Investment Advisors Inc.

Carsten Otto                                               Managing Director and Global Head of Compliance for Morgan Stanley
Managing Director                                          Investment Management and Chief Compliance Officer of Morgan Stanley
                                                           Retail Funds and Institutional Funds.

Mary Ann Picciotto                                         Chief Compliance Officer of Morgan Stanley Investment Advisors Inc., Van
Executive Director and Chief Compliance Officer            Kampen Asset Management, Van Kampen Investments Inc., Van Kampen Investor
                                                           Service Inc. and Van Kampen Advisors Inc.

Kenneth Castiglia                                          Managing Director, Chief Financial Officer and Treasurer of Morgan
Managing Director, Chief Financial Officer and Treasurer   Stanley Investment Management

Item 27. Principal Underwriter

(a) Transamerica Capital, Inc. ("TCI") is the principal underwriter for TST. TCI, whose address is 4600 South Syracuse Street, Denver, Colorado 80237-2719, currently serves as principal underwriter for the separate accounts of other affiliated insurance companies.

(b) Directors and Officers of TCI:

                                                                                         POSITIONS AND OFFICES WITH
NAME                        LOCATION        POSITIONS AND OFFICES WITH UNDERWRITER                REGISTRANT
----                        --------   -----------------------------------------------   ---------------------------
Mark W. Mullin                 (1)     Director                                          N/A
Lon J. Olejniczak              (1)     Director and Chief Executive Officer              N/A
John T. Mallet                 (1)     Director                                          N/A
Michael Brandsma               (2)     Director, President and Chief Financial Officer   N/A
Blake S. Bostwick              (2)     Chief Operations Officer                          N/A
David R. Paulsen               (2)     Executive Vice President                          N/A
Anne M. Spaes                  (3)     Executive Vice President and Chief Marketing      N/A
                                       Officer
Michael G. Petko               (2)     Executive Vice President                          N/A
Frank A. Camp                  (1)     Secretary                                         N/A
Courtney John                  (2)     Vice President and Chief Compliance Officer       N/A
Linda Gilmer                   (1)     Vice President                                    N/A
Karen D. Heburn                (4)     Vice President                                    N/A
Dennis P. Gallagher            (4)     Assistant Vice President                          Vice President, General
                                                                                         Counsel and Secretary
Elizabeth Belanger             (6)     Assistant Vice President                          N/A
Kyle A. Keelan                 (4)     Assistant Vice President                          N/A
John Fischer                   (4)     Assistant Vice President                          N/A
Amy J. Boyle                   (4)     Assistant Vice President                          N/A
Clifton W. Flenniken, III      (5)     Assistant Vice President                          N/A
Wesley J. Hodgson              (2)     Assistant Vice President                          N/A
Christy Post-Rissin            (4)     Assistant Vice President                          N/A
Brenda L. Smith                (4)     Assistant Vice President                          N/A
Darin D. Smith                 (1)     Assistant Vice President                          N/A
Arthur D. Woods                (4)     Assistant Vice President                          N/A
Tamara D. Barkdoll             (2)     Assistant Secretary                               N/A
Erin K. Burke                  (1)     Assistant Secretary                               N/A
Amy Angle                      (3)     Assistant Secretary                               N/A

(1)  4333 Edgewood Road, N.E., Cedar Rapids, IA 52499-0001

(2)  4600 S. Syracuse Street, Suite 1100, Denver, CO 80237-2719

(3)  400 W. Market Street, Louisville, KY 40202

(4)  570 Carillon Parkway, St. Petersburg, FL 33716

(5)  1111 N. Charles Street, Baltimore, MD 21202

(6)  4 Manhattanville Road, Purchase, NY 10577

Item 28. Location of Accounts and Records.

The accounts, books and other documents required to be maintained by Registrant pursuant to Section 31(a) of the Investment Company Act of 1940, as amended, and rules promulgated thereunder are in the possession of Transamerica Asset Management, Inc. and Transamerica Fund Services, Inc. at their offices at 570 Carillon Parkway, St. Petersburg, Florida 33716, or at the offices of the Fund's custodian, State Street Bank and Trust Company, 225 Franklin Street, Boston, MA 02110.

Item 29. Management Services.

     Not applicable

Item 30. Undertakings.

     Not applicable

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933; and Transamerica Series Trust has duly caused this Post-Effective Amendment No. 80 to its Registration Statement to be signed on its behalf by the undersigned, thereunder duly authorized, in the City of St. Petersburg, State of Florida, on the 30th day of April, 2009.


                                        TRANSAMERICA SERIES TRUST


                                        By: /s/ John K. Carter
                                            ------------------------------------
                                            John K. Carter
                                            President and Chief Executive
                                            Officer

     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 80 to its Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

                            Signature and Title                                     Date
                            -------------------                                     ----


/s/ John K. Carter                      Chairperson, Trustee, President and   April 30, 2009
-------------------------------------   Chief Executive Officer
John K. Carter


/s/ Sandra N. Bane                      Trustee                               April 30, 2009
------------------------------------
Sandra N. Bane *


/s/ Leo J. Hill                         Trustee                               April 30, 2009
-------------------------------------
Leo J. Hill*


/s/ Neal M. Jewell                      Trustee                               April 30, 2009
-------------------------------------
Neal M. Jewell*


/s/ Russell A. Kimball, Jr.             Trustee                               April 30, 2009
-------------------------------------
Russell A. Kimball, Jr.*


/s/ Eugene M. Mannella                  Trustee                               April 30, 2009
-------------------------------------
Eugene M. Mannella*


/s/ Norman R. Nielsen                   Trustee                               April 30, 2009
-------------------------------------
Norman R. Nielsen*


/s/ Joyce G. Norden                     Trustee                               April 30, 2009
-------------------------------------
Joyce G. Norden*


/s/ Patricia Sawyer                     Trustee                               April 30, 2009
------------------------------------
Patricia Sawyer*


/s/ John W. Waechter                    Trustee                               April 30, 2009
-------------------------------------
John W. Waechter*


/s/ Joseph P. Carusone                  Vice President, Treasurer and         April 30, 2009
-------------------------------------   Principal Financial Officer
Joseph P. Carusone


* By: /s/ Dennis P. Gallagher                                                 April 30, 2009
      -------------------------------
      Dennis P. Gallagher**

**   Attorney-in-fact pursuant to powers of attorney previously filed.

                              WASHINGTON, DC 20549
                       SECURITIES AND EXCHANGE COMMISSION

                              EXHIBITS FILED WITH
                       POST-EFFECTIVE AMENDMENT NO. 80 TO
                           REGISTRATION STATEMENT ON
                                   FORM N-1A

                           TRANSAMERICA SERIES TRUST
                           REGISTRATION NO. 033-00507

                                 EXHIBIT INDEX


EXHIBIT NUMBER   DESCRIPTION OF EXHIBIT
--------------   ----------------------
23(d)(1)a        Investment Advisory Agreement (updated Schedule A only, dated May 1, 2009)

23(d)(38)        Sub-Advisory Agreement on behalf of Transamerica Hanlon Balanced VP, Transamerica
                 Hanlon Growth VP, Transamerica Hanlon Growth and Income VP and Transamerica Hanlon
                 Managed Income VP

23(d)(39)        Sub-Advisory Agreement on behalf of Transamerica ProFund UltraBear VP

23(d)(40)        Sub-Advisory Agreement on behalf of Transamerica BlackRock Tactical Allocation VP

23(d)(41)        Investing Agreements on behalf of Transamerica Foxhall Global Conservative VP, Transamerica Foxhall Emerging
                 Markets/Pacific Rim VP, Transamerica Foxhall Global Growth VP, Transamerica Foxhall Global Hard Asset VP,
                 Transamerica Hanlon Balanced VP, Transamerica Hanlon Growth VP, Transamerica Hanlon Growth and Income VP and
                 Transamerica Hanlon Managed Income VP

23(e)4           Distribution Agreement (updated Schedule I only, dated May 1, 2009)

23(h)(2)         Transfer Agency Agreement, as amended through May 1, 2008

23(h)(3)b        Expense Limitation Agreement (updated Schedule A and B only, dated May 1, 2009)

23(h)(4)a        Amendment dated May 1, 2009 to Participation Agreement with Western Reserve Life Assurance Co. of Ohio, dated
                 February 27, 1991, as amended

23(h)(5)         Participation Agreement with Transamerica Life Insurance  Company, Transamerica
                 Financial Life Insurance Company and Monumental Life Insurance Company, dated
                 July 1, 1992, as amended May 1, 2009

23(i)            Opinion of Counsel

23(j)            Consent of Independent Registered Certified Public Accounting Firm

23(m)(3)         Amended and Restated  Plan of Distribution under Rule 12b-1 (Schedule A only dated May 1, 2009)

23(n)            Multiple Class Plan dated January 22, 2009

23(p)(24)        Code of Ethics - ProFund Advisors LLC